UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

11225 North Community House Rd.

Charlotte, NC 28277

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC 11225 North Community House Rd. Charlotte, NC 28277	Brian D. McCabe, Esq. -------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1:  Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned 18.59%, 18.36%, and 18.46%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned 15.62%.

MARKET ENVIRONMENT / CONDITIONS

The state of financial markets in 2023 was characterised by the up-and-down nature of investors attempting to guess and react to the Federal Reserve’s response to economic data.

Although international equities performed strongly, recouping most of their losses from 2022, it was anything but a smooth ride, particularly for growth stocks. Higher-quality businesses, with stronger fundamentals, outperformed during the first quarter of the year and it appeared as though the wind was changing. During the third quarter, some unexpectedly stubborn inflation data caused interest rate expectations to jump, grabbing the attention of investors, and reversing share price moves from earlier in the year.

Towards the end of the year a clear picture then emerged that inflation was slowing, leading central banks across the developed world to turn more dovish, and to begin to signal an end to interest rate tightening. Sentiment shifted dramatically and growth stocks rebounded.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI All Country World ex-U.S. Index (the “Index”) in 2023. At the regional level, all areas outperformed except Developed Asia Pacific. Emerging Markets was the strongest relative performer, followed by Europe (ex-U.K.) and North America. In terms of sectors, stock selection in Information Technology (“IT”) was strong and the largest contributor, followed by Materials. While there was diversity among the top performers, there was a strong thematic element to the weakest names, with stock selection in Asia and Health Care featuring prominently.

At the stock level, the top contributors include MercadoLibre (Brazil), Ryanair (Ireland) and CRH (Ireland). MercadoLibre is Latin America’s leading e-commerce and digital platform business. The company recently surpassed 100 million monthly active e-commerce users for the first time, and the firm recently opened its first regional fulfilment centre in Rio de Janeiro, which should allow it to increase its same-day shipping footprint. While the stock price may fluctuate from quarter to quarter, operational performance has been remarkably consistent, and we believe it is well-positioned to deliver structural growth in the long term.

Europe’s largest airline, Ryanair, has performed well after emerging from the pandemic and has taken significant market share. Their recent results were strong, with revenues rising by 30% year-on-year, driven by higher fares and passenger volumes. Management also announced plans to pay out 25% of profit after tax through dividends in the future, a sign of confidence that was taken well by the market. We believe Ryanair is uniquely positioned as Europe’s lowest-cost airline and should continue to take market share for many years.

The detractors to performance included AIA (Hong Kong) and Shiseido (Japan). A common thread was sentiment towards Chinese holdings and those facing into Chinese demand after China’s economy did not bounce back as many expected.

AIA is an Asian life insurer. The business has fallen victim to the sentiment around the Chinese economy in 2023, and the share price has diverged from fundamentals during the period. Recent results have been solid, with new business growth up 35% year-on-year. At the same time, management remains stable, and the business is set up for long-term success. We are confident in AIA’s position as a high-quality insurance business, which is well-placed to benefit from the structural growth offered by insurance in Asia.

Shiseido, the luxury Japanese cosmetics manufacturer, has been experiencing weak operational results, with sales still below pre-COVID levels. This has led the new CEO to announce an urgent restructuring plan to reduce costs and improve operational efficiencies. Despite the slower-than-expected recovery from COVID and tourism in Japan, we remain optimistic about Shiseido’s long-term growth potential. We believe the company’s focus on high-end skincare and skew to the Asian market is particularly appealing and has the potential to generate higher margins in the future.

During the fourth quarter, we sold out of Hong Kong Exchanges and Clearing, observing that the current valuation offered little protection from heightened regulatory risks. There are also growing concerns surrounding Hong Kong’s role as an offshore venue for international companies accessing Chinese capital. We took a new position in Chinese homegrown luxury liquor brand Kweichow Moutai and French luxury conglomerate LVMH, best known for its eponymous Louis Vuitton brand.

At the end of the year, the Portfolio’s largest sector overweight positions relative to the Index were Industrials, IT, and Consumer Discretionary. The largest underweight positions were Financials, Health Care, and Energy. At the country level, the largest overweights were Ireland, Netherlands, and Germany. The largest

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed By Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

underweights were the U.K., Australia, and Switzerland. Please note, these positions were a result of bottom-up stock selection, rather than top-down allocation.

Jenny Davis

Tom Walsh

Steve Vaughan

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	18.59	7.15	4.72
Class B	18.36	6.88	4.46
Class E	18.46	6.98	4.56
MSCI All Country World ex-U.S. Index	15.62	7.08	3.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
MercadoLibre, Inc.	4.5
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8
Samsung Electronics Co. Ltd.	2.9
Ryanair Holdings PLC (ADR)	2.8
SAP SE	2.8
CRH PLC	2.6
Atlas Copco AB- B Shares	2.5
AIA Group Ltd.	2.4
Scout24 SE	2.1
Kingspan Group PLC	2.1

Top Countries

% of Net Assets
Japan	12.5
Germany	8.9
France	8.6
Ireland	7.5
China	6.6
Netherlands	5.8
Denmark	4.9
Canada	4.8
India	4.7
Brazil	4.5

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.76%	$1,000.00	$1,031.50	$3.89
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B (a)	Actual	1.01%	$1,000.00	$1,030.20	$5.17
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

Class E (a)	Actual	0.91%	$1,000.00	$1,031.00	$4.66
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Brazil—4.5%
MercadoLibre, Inc. (a)	43,210	$67,906,243

Canada—4.8%
AbCellera Biologics, Inc. (a) (b)	545,830	3,116,689
Constellation Software, Inc.	10,235	25,376,204
Lumine Group, Inc. (a)	560,350	12,644,402
Shopify, Inc. - Class A (a)	215,803	16,811,054
Topicus.com, Inc. (a)	212,852	14,335,242

		72,283,591

China—6.6%
Alibaba Group Holding Ltd.	970,672	9,380,819
Kweichow Moutai Co. Ltd. - Class A	57,100	13,869,904
Meituan - Class B (a)	594,170	6,262,580
Ping An Insurance Group Co. of China Ltd. - Class H	1,863,500	8,429,459
Prosus NV	358,629	10,693,282
Silergy Corp.	758,000	12,338,244
Tencent Holdings Ltd.	451,100	17,042,900
Tencent Music Entertainment Group (ADR) (a)	1,759,515	15,853,230
Wuxi Biologics Cayman, Inc. (a)	1,571,500	5,936,329

		99,806,747

Denmark—4.9%
Ambu AS - Class B (a) (b)	439,317	6,842,436
Chr Hansen Holding AS	135,456	11,355,481
Demant AS (a)	339,369	14,919,417
DSV AS	132,803	23,361,585
Novozymes AS - B Shares	334,727	18,430,121

		74,909,040

Finland—1.2%
Kone Oyj - Class B	353,517	17,690,835

France—8.6%
Danone SA	450,546	29,222,994
Dassault Systemes SE	539,552	26,413,571
Edenred SE	426,916	25,633,407
Kering SA	36,731	16,300,520
LVMH Moet Hennessy Louis Vuitton SE	18,381	14,909,293
Nexans SA	86,795	7,601,020
Sartorius Stedim Biotech	41,955	11,143,320

		131,224,125

Germany—8.9%
BioNTech SE (ADR) (a) (b)	79,581	8,398,979
Deutsche Boerse AG	148,552	30,584,851
Rational AG	27,918	21,569,102
SAP SE	272,596	41,932,202
Scout24 SE	455,061	32,196,004

		134,681,138

Hong Kong—2.4%
AIA Group Ltd.	4,244,200	36,862,599

India—4.7%
HDFC Bank Ltd.	1,471,432	30,175,054
ICICI Lombard General Insurance Co. Ltd.	793,980	13,580,104
Reliance Industries Ltd.	867,558	26,944,688

		70,699,846

Ireland—7.5%
CRH PLC	573,440	39,516,951
Kingspan Group PLC	370,040	31,979,769
Ryanair Holdings PLC (ADR) (a)	321,981	42,939,386

		114,436,106

Italy—1.9%
FinecoBank Banca Fineco SpA	1,276,869	19,184,609
Technoprobe SpA (a) (b)	1,042,634	9,965,040

		29,149,649

Japan—12.5%
Denso Corp.	1,241,000	18,613,685
FANUC Corp.	637,100	18,741,979
Keyence Corp.	34,100	14,947,510
MonotaRO Co. Ltd. (b)	1,069,300	11,638,696
Nidec Corp.	216,900	8,839,022
Nihon M&A Center Holdings, Inc.	2,031,900	11,170,080
Nintendo Co. Ltd.	322,800	16,868,287
Recruit Holdings Co. Ltd.	325,100	13,879,593
Shimano, Inc. (b)	94,900	14,649,585
Shiseido Co. Ltd.	432,000	13,005,362
SMC Corp.	35,400	18,930,876
Sony Group Corp.	294,500	27,905,253

		189,189,928

Netherlands—5.8%
Adyen NV (a)	17,884	23,054,554
ASML Holding NV	30,824	23,272,526
EXOR NV	167,043	16,746,190
IMCD NV	147,254	25,693,377

		88,766,647

Norway—0.6%
Aker Carbon Capture ASA (a)	6,509,268	8,677,305

Panama—0.8%
Copa Holdings SA - Class A	119,529	12,707,128

Russia—0.0%
MMC Norilsk Nickel PJSC (a) (c) (d)	39,210	0
MMC Norilsk Nickel PJSC (ADR) (a) (c) (d)	7	0

		0

Singapore—0.5%
Sea Ltd. (ADR) (a)	181,235	7,340,018

South Africa—1.1%
Discovery Ltd.	2,202,548	17,303,180

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

South Korea—3.7%
Coupang, Inc. (a)	758,507	$12,280,228
Samsung Electronics Co. Ltd.	722,399	43,936,246

		56,216,474

Spain—1.7%
Amadeus IT Group SA	350,325	25,125,326

Sweden—4.4%
Atlas Copco AB - B Shares	2,556,437	37,898,334
Epiroc AB - B Shares	1,309,683	22,918,096
MIPS AB	166,328	6,057,540

		66,873,970

Switzerland—3.5%
Cie Financiere Richemont SA - Class A	131,825	18,183,059
Nestle SA	261,576	30,274,119
Wizz Air Holdings PLC (a)	194,084	5,446,671

		53,903,849

Taiwan—3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,977,000	57,293,803

United Kingdom—3.8%
Experian PLC	575,744	23,462,587
Oxford Nanopore Technologies PLC (a)	1,868,921	4,951,914
Rio Tinto PLC	404,829	30,065,851

		58,480,352

United States—0.8%
Spotify Technology SA (a)	64,713	12,160,220

Total Common Stocks (Cost $1,302,091,518)		1,503,688,119

Warrants—0.0%

Canada—0.0%
Constellation Software, Inc. Expires 03/31/40 (a) (Cost $0)	10,541	0

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $9,663,508; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $9,854,138.	9,660,824	9,660,824

Total Short-Term Investments (Cost $9,660,824)		9,660,824

Securities Lending Reinvestments (e)—0.8%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.2%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $827,551; collateralized by various Common Stock with an aggregate market value of $921,165.	827,050	827,050
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $14,570; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $14,860.	14,561	14,561
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,481.	100,000	100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $656,530; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $669,267.	656,144	656,144
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $700,432; collateralized by various Common Stock with an aggregate market value of $781,210.	700,000	700,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $13,586; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $13,880.	13,578	13,578
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $100,059; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $41,803; collateralized by various Common Stock with an aggregate market value of $46,503.	41,777	41,777
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $317,224; collateralized by various Common Stock with an aggregate market value of $349,643.	317,033	317,033

		2,770,143

Mutual Funds—0.6%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (f)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (f)	1,000,000	1,000,000

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (f)	1,000,000	$1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (f)	1,400,000	1,400,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (f)	1,400,000	1,400,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (f)	1,400,000	1,400,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	992,137	992,137
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (f)	400,000	400,000

		8,592,137

Total Securities Lending Reinvestments (Cost $11,362,280)		11,362,280

Total Investments—100.4% (Cost $1,323,114,622)		1,524,711,223
Other assets and liabilities (net)—(0.4)%		(6,745,772)

Net Assets—100.0%		$1,517,965,451

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $39,258,699 and the collateral received consisted of cash in the amount of $11,362,280 and non-cash collateral with a value of $29,993,923. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Machinery	9.1
Software	8.0
Semiconductors & Semiconductor Equipment	6.8
Broadline Retail	6.6
Insurance	5.0
Financial Services	4.3
Passenger Airlines	4.0
Food Products	3.9
Entertainment	3.4
Textiles, Apparel & Luxury Goods	3.3

Glossary of Abbreviations

Other Abbreviations

(ADR)— American Depositary Receipt

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$67,906,243	$—	$—	$67,906,243
Canada	72,283,591	—	—	72,283,591
China	15,853,230	83,953,517	—	99,806,747
Denmark	—	74,909,040	—	74,909,040
Finland	—	17,690,835	—	17,690,835
France	—	131,224,125	—	131,224,125
Germany	8,398,979	126,282,159	—	134,681,138
Hong Kong	—	36,862,599	—	36,862,599
India	—	70,699,846	—	70,699,846
Ireland	42,939,386	71,496,720	—	114,436,106
Italy	—	29,149,649	—	29,149,649
Japan	—	189,189,928	—	189,189,928
Netherlands	—	88,766,647	—	88,766,647
Norway	—	8,677,305	—	8,677,305
Panama	12,707,128	—	—	12,707,128
Russia	—	—	0	0
Singapore	7,340,018	—	—	7,340,018
South Africa	—	17,303,180	—	17,303,180
South Korea	12,280,228	43,936,246	—	56,216,474
Spain	—	25,125,326	—	25,125,326
Sweden	—	66,873,970	—	66,873,970
Switzerland	—	53,903,849	—	53,903,849
Taiwan	—	57,293,803	—	57,293,803
United Kingdom	—	58,480,352	—	58,480,352
United States	12,160,220	—	—	12,160,220
Total Common Stocks	251,869,023	1,251,819,096	0	1,503,688,119
Total Warrants*	—	0	—	0
Total Short-Term Investment*	—	9,660,824	—	9,660,824
Securities Lending Reinvestments
Repurchase Agreements	—	2,770,143	—	2,770,143
Mutual Funds	8,592,137	—	—	8,592,137
Total Securities Lending Reinvestments	8,592,137	2,770,143	—	11,362,280
Total Investments	$260,461,160	$1,264,250,063	$0	$1,524,711,223

Collateral for Securities Loaned (Liability)	$—	$(11,362,280)	$—	$(11,362,280)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,524,711,223
Cash denominated in foreign currencies (c)	147,080
Receivable for:
Investments sold	7,019,933
Fund shares sold	5,882
Dividends and interest	3,071,493
Prepaid expenses	5,565

Total Assets	1,534,961,176
Liabilities
Collateral for securities loaned	11,362,280
Payables for:
Fund shares redeemed	3,111,420
Foreign taxes	1,165,188
Accrued Expenses:
Management fees	862,998
Distribution and service fees	53,769
Deferred trustees’ fees	192,719
Other expenses	247,351

Total Liabilities	16,995,725

Net Assets	$1,517,965,451

Net Assets Consist of:
Paid in surplus	$1,225,046,076
Distributable earnings (Accumulated losses) (d)	292,919,375

Net Assets	$1,517,965,451

Net Assets
Class A	$1,252,910,916
Class B	252,232,085
Class E	12,822,450
Capital Shares Outstanding*
Class A	119,685,967
Class B	24,641,490
Class E	1,242,652
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.47
Class B	10.24
Class E	10.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,323,114,622.
(b)	Includes securities loaned at value of $39,258,699.
(c)	Identified cost of cash denominated in foreign currencies was $145,961.
(d)	Includes foreign capital gains tax of $1,165,188.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$21,402,631
Interest	374,790
Securities lending income	130,464

Total investment income	21,907,885
Expenses
Management fees	11,977,893
Administration fees	70,107
Custodian and accounting fees	439,553
Distribution and service fees—Class B	605,070
Distribution and service fees—Class E	19,035
Audit and tax services	55,516
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	62,057
Insurance	13,502
Miscellaneous	112,621

Total expenses	13,448,177
Less management fee waiver	(1,740,579)

Net expenses	11,707,598

Net Investment Income	10,200,287

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	95,299,356
Foreign currency transactions	(156,130)

Net realized gain (loss)	95,143,226

Net change in unrealized appreciation (depreciation) on:
Investments (c)	159,320,365
Foreign currency transactions	114,876

Net change in unrealized appreciation (depreciation)	159,435,241

Net realized and unrealized gain (loss)	254,578,467

Net Increase (Decrease) in Net Assets From Operations	$264,778,754

(a)	Net of foreign withholding taxes of $2,713,718.
(b)	Net of foreign capital gains tax of $391,467.
(c)	Includes change in foreign capital gains tax of $(326,435).

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,200,287	$14,049,843
Net realized gain (loss)	95,143,226	(7,159,041)
Net change in unrealized appreciation (depreciation)	159,435,241	(566,852,538)

Increase (decrease) in net assets from operations	264,778,754	(559,961,736)

From Distributions to Shareholders
Class A	(15,780,357)	(134,239,803)
Class B	(2,542,855)	(26,054,352)
Class E	(149,458)	(1,305,016)

Total distributions	(18,472,670)	(161,599,171)

Increase (decrease) in net assets from capital share transactions	(241,906,630)	284,393,897

Total increase (decrease) in net assets	4,399,454	(437,167,010)

Net Assets
Beginning of period	1,513,565,997	1,950,733,007

End of period	$1,517,965,451	$1,513,565,997

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,460,858	$14,324,493	17,224,110	$168,503,659
Reinvestments	1,538,046	15,780,357	15,202,696	134,239,803
Redemptions	(24,288,372)	(241,235,816)	(5,820,248)	(54,499,542)

Net increase (decrease)	(21,289,468)	$(211,130,966)	26,606,558	$248,243,920

Class B
Sales	1,245,271	$11,508,905	3,446,318	$34,824,334
Reinvestments	253,020	2,542,855	3,015,550	26,054,352
Redemptions	(4,512,498)	(43,462,046)	(2,622,705)	(25,523,509)

Net increase (decrease)	(3,014,207)	$(29,410,286)	3,839,163	$35,355,177

Class E
Sales	62,385	$576,517	140,004	$1,326,914
Reinvestments	14,754	149,458	149,830	1,305,016
Redemptions	(216,422)	(2,091,353)	(188,517)	(1,837,130)

Net increase (decrease)	(139,283)	$(1,365,378)	101,317	$794,800

Increase (decrease) derived from capital shares transactions		$(241,906,630)		$284,393,897

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.94	$14.04	$15.78	$13.58	$11.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.09	0.14	0.09	0.25
Net realized and unrealized gain (loss)	1.59	(4.12)	(0.16)	3.18	3.24

Total income (loss) from investment operations	1.66	(4.03)	(0.02)	3.27	3.49

Less Distributions
Distributions from net investment income	(0.13)	(0.12)	(0.15)	(0.27)	(0.17)
Distributions from net realized capital gains	0.00	(0.95)	(1.57)	(0.80)	(0.76)

Total distributions	(0.13)	(1.07)	(1.72)	(1.07)	(0.93)

Net Asset Value, End of Period	$10.47	$8.94	$14.04	$15.78	$13.58

Total Return (%) (b)	18.59	(28.60)	(0.76)	26.58	32.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)	0.75	0.73	0.71	0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	0.73	0.93	0.93	0.67	2.02
Portfolio turnover rate (%)	11	18	14	20	12
Net assets, end of period (in millions)	$1,252.9	$1,259.7	$1,605.6	$1,681.6	$1,598.2

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.74	$13.75	$15.49	$13.35	$10.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	0.07	0.10	0.05	0.22
Net realized and unrealized gain (loss)	1.55	(4.04)	(0.15)	3.13	3.18

Total income (loss) from investment operations	1.60	(3.97)	(0.05)	3.18	3.40

Less Distributions
Distributions from net investment income	(0.10)	(0.09)	(0.12)	(0.24)	(0.14)
Distributions from net realized capital gains	0.00	(0.95)	(1.57)	(0.80)	(0.76)

Total distributions	(0.10)	(1.04)	(1.69)	(1.04)	(0.90)

Net Asset Value, End of Period	$10.24	$8.74	$13.75	$15.49	$13.35

Total Return (%) (b)	18.36	(28.81)	(0.99)	26.26	32.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.10	1.09	1.09	1.09
Net ratio of expenses to average net assets (%) (c)	1.00	0.98	0.96	0.97	0.97
Ratio of net investment income (loss) to average net assets (%)	0.47	0.69	0.69	0.41	1.76
Portfolio turnover rate (%)	11	18	14	20	12
Net assets, end of period (in millions)	$252.2	$241.7	$327.4	$353.2	$315.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.81	$13.85	$15.59	$13.43	$10.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.08	0.12	0.07	0.23
Net realized and unrealized gain (loss)	1.56	(4.07)	(0.16)	3.14	3.20

Total income (loss) from investment operations	1.62	(3.99)	(0.04)	3.21	3.43

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.13)	(0.25)	(0.15)
Distributions from net realized capital gains	0.00	(0.95)	(1.57)	(0.80)	(0.76)

Total distributions	(0.11)	(1.05)	(1.70)	(1.05)	(0.91)

Net Asset Value, End of Period	$10.32	$8.81	$13.85	$15.59	$13.43

Total Return (%) (b)	18.46	(28.74)	(0.91)	26.37	32.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	0.99	0.99	0.99
Net ratio of expenses to average net assets (%) (c)	0.90	0.88	0.86	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	0.58	0.79	0.79	0.50	1.87
Portfolio turnover rate (%)	11	18	14	20	12
Net assets, end of period (in millions)	$12.8	$12.2	$17.7	$19.9	$18.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

amount of $391,574 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to spin-off reversal. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $9,660,824. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,770,143. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: Investments in China are subject to all of the risks described under “Foreign Investment Risk” above. In addition, U.S. or foreign government sanctions, restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments in Chinese issuers or causing the Portfolio to sell investments at disadvantageous times. For example, pursuant to Executive Order 14032 (issued on June 3, 2021), U.S. persons are prohibited from purchasing or investing in publicly-traded securities of companies designated to the “Non-SDN Chinese Military-Industrial Complex Companies List,” a list which can change from time to time (“Chinese Military Companies Sanctions”). The Chinese Military Companies Sanctions or other similar actions targeting investment in China could impair the market value of the Portfolio’s investments and limit the Portfolio’s ability to buy, sell, receive or deliver certain securities. As a result, the Portfolio may incur losses.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$167,820,077	$0	$412,480,472

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average daily net assets
$11,977,893	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,334,389,710

Gross unrealized appreciation	387,312,339
Gross unrealized (depreciation)	(196,990,826)

Net unrealized appreciation (depreciation)	$190,321,513

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$18,472,670	$26,355,135	$—	$135,244,036	$18,472,670	$161,599,171

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,503,056	$92,356,803	$189,252,236	$—	$293,112,095

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $3,326,288.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Baillie Gifford International Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-22

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee

BHFTII-23

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the MSCI All Country World ex-U.S. Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-24

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 5.84%, 5.59%, and 5.68%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 5.53%.

MARKET ENVIRONMENT / CONDITIONS

In mid-March, investors saw the failures of Silicon Valley Bank and Credit Suisse. A potential credit crunch and uncertainty in the U.S. banking system drove the front end of the curve to rally nearly 1.00% with the 2-Year U.S. Treasury moving the most in one-day since October 1987. On March 22nd, the Federal Reserve (the “Fed”) increased the Federal Funds Rate by 0.25%. The Consumer Price Index had a modest start to the year turning negative but picked up again in the latter half of the first quarter. The labor market set recent records with the unemployment rate dropping down to the lowest rate in more than five decades. After ten consecutive rate hikes over the past year and a half, the Fed decided on their first pause in June. Following this announcement, front-end yields initially sold off as the Fed moved its projections for the Federal Funds Rate in 2023 higher than the market expected, but then moved lower following a more dovish press conference. On the legislative front, the U.S. Senate voted to suspend the $31.4 trillion debt ceiling with support from both political parties. In the third quarter, the July Federal Open Market Committee (the “FOMC”) meeting resumed rate hikes following the June skip in rate hikes. In the final month of the quarter, Fed chair Jerome Powell announced that the Fed would hold rates steady. The meeting maintained the stance that a soft landing is a primary objective for the FOMC. In the fourth quarter, markets moved from a fear of growth to a more muted stance as economic data showed a deceleration in both inflation and growth expectations across most developed markets. In December, the FOMC meeting maintained a dovish tone. Overall, the fourth quarter demonstrated a dynamic economic landscape marked by fluctuations in inflation expectations, nuanced labor market signals, and indications of economic slowdown.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the year, the Portfolio outperformed the benchmark. The Portfolio’s allocation to structured products, namely Collateralized Loan Obligations and Non-Agency Mortgages was the most notable contributor to performance. Additionally, U.S. Investment Grade Credit selection and Agency Mortgage-Backed Security (“MBS”) positioning and selection contributed to performance. The Portfolio’s duration and yield curve positioning was the largest detractor, where we remained tactical throughout the year and were early to move to an overweight duration position over the summer on the view of inflation softening. Throughout most of the year, we held a short Japanese 10-year rate position, which detracted from performance albeit we did see some pullback in performance following the Bank of Japan’s decision to readjust its extremely dovish policy stance.

From an interest rate perspective, the Portfolio was extremely tactical over the year. After coming into the year overweight the front end of the U.S. curve, we moved to an underweight duration position in February after rates had rallied and given our view that inflation would stay stickier than the market expected in the spring. We moved closer to neutral ahead of the regional banking stress and held a more modest active duration position through much of the second quarter. Towards the end of the first half, we increased top-line duration to an overweight position, on the view that inflation would slow more than expected in the second half of the year. The Portfolio generally held that position into November when the market narrative finally shifted to one of more dovish monetary policy from the Fed which in our view seemed overdone. We increased these positions as rates rallied in December and the market priced in the first rate cut for as early as March 2024. The Portfolio ended the year with an effective duration of 5.95 years, 0.22 years underweight relative to the benchmark index.

From a spread sector perspective, coming into 2023, we favored high-quality markets given the lack of additional spread pickup available from moving down in quality given our view of the potential for slowing growth and market perceived risk of a recession. We started the year with an overweight to U.S. Investment Grade Credit and U.S. Agency MBS. Security selection proved essential in sectors seeing a wide array of dispersion. The Portfolio kept positions in U.S. High Yield and Emerging Market Debt to near historically low levels over the year given valuations and our macro view.

In general, the Portfolio reduced positioning in Investment Grade Credit ahead of regional banking stress in the first quarter, holding a slightly underweight position for most of the year favoring Utilities and select Industrials. While remaining tactical, the Portfolio increased its Agency Mortgage overweight in the second half of the year as spreads reached extremely attractive levels and on the view interest rate volatility would move lower. Into year end, the Portfolio added to U.S. Investment Grade Credit mainly in Financials as they had underperformed, while maintaining our overall underweight. The Portfolio remained overweight Utilities and select portions of Industrials and maintained our allocation to High Yield Credit while remaining cautious. We also modestly reduced our Agency MBS overweight given strong performance into year end. The Portfolio maintained its allocation to securitized assets over the year but trimmed at the margins, favoring select, top-of-the-capital structure, segments of the structured product market, while being cautious in non-Agency given declining fundamentals and technical headwinds.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives are used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the year, derivatives held in the Portfolio performed as expected and did not have significant impact on performance.

Rick Rieder

David Rogal

Chi Chen

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	5.84	1.53	2.20
Class B	5.59	1.28	1.95
Class E	5.68	1.38	2.05
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Agency Mortgage-Backed Securities	35.7
Corporate Bonds & Notes	26.3
U.S. Treasury	24.2
Asset-Backed Securities	9.8
Non-Agency Mortgage-Backed Securities	8.0
Foreign Government	2.0
Floating Rate Loans	0.7
Municipals	0.7
Equities	0.4
Purchased Options	0.1

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.40%	$1,000.00	$1,030.40	$2.05
	Hypothetical*	0.40%	$1,000.00	$1,023.19	$2.04

Class B (a)	Actual	0.65%	$1,000.00	$1,029.20	$3.32
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class E (a)	Actual	0.55%	$1,000.00	$1,029.70	$2.81
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—59.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—35.7%
Federal Home Loan Mortgage Corp.
1.500%, 04/01/36	3,249,056	$2,853,060
1.500%, 05/01/36	572,582	500,510
1.500%, 08/01/50	883,274	690,736
1.500%, 10/01/50	2,199,023	1,718,345
2.000%, 09/01/35	747,921	674,913
2.000%, 01/01/36	1,607,642	1,448,360
2.000%, 02/01/36	1,922,656	1,735,179
2.000%, 03/01/36	298,130	268,947
2.000%, 05/01/36	1,776,923	1,604,359
2.000%, 06/01/36	1,205,590	1,088,503
2.000%, 07/01/36	512,098	462,357
2.000%, 04/01/37	562,955	507,839
2.000%, 02/01/42	421,196	359,637
2.000%, 03/01/42	1,513,425	1,291,760
2.000%, 04/01/42	439,592	375,069
2.000%, 08/01/50	322,781	268,338
2.000%, 09/01/50	438,105	360,321
2.000%, 11/01/50	601,945	501,000
2.000%, 02/01/51	15,382,079	12,629,849
2.000%, 03/01/51	3,517,091	2,886,882
2.000%, 04/01/51	1,806,966	1,504,336
2.000%, 05/01/51	1,085,612	902,644
2.000%, 07/01/51	4,160,563	3,484,960
2.000%, 09/01/51	1,459,892	1,206,066
2.000%, 10/01/51	4,369,363	3,575,598
2.000%, 12/01/51	3,018,624	2,505,238
2.000%, 01/01/52	14,869,736	12,356,590
2.000%, 02/01/52	1,634,898	1,351,963
2.500%, 04/01/27	14,155	13,562
2.500%, 10/01/28	96,799	92,892
2.500%, 08/01/29	206,277	194,495
2.500%, 12/01/29	98,433	92,373
2.500%, 05/01/30	305,583	290,248
2.500%, 07/01/30	193,214	183,056
2.500%, 08/01/30	710,836	674,705
2.500%, 09/01/30	799,192	758,255
2.500%, 04/01/31	615,544	583,157
2.500%, 07/01/50	418,612	361,115
2.500%, 02/01/51	3,517,695	3,055,098
2.500%, 05/01/51	12,167,313	10,525,184
2.500%, 11/01/51	10,844,092	9,360,398
2.500%, 12/01/51	5,435,053	4,675,556
2.500%, 01/01/52	29,578,302	25,450,719
2.500%, 04/01/52	8,984,966	7,744,013
3.000%, 09/01/27	99,820	97,032
3.000%, 07/01/28	60,438	58,643
3.000%, 01/01/30	215,866	208,149
3.000%, 04/01/30	1,165,649	1,121,740
3.000%, 05/01/30	212,444	204,786
3.000%, 06/01/30	7,779	7,499
3.000%, 07/01/30	432,347	416,049
3.000%, 08/01/30	136,315	131,158
3.000%, 09/01/37	52,462	48,643
3.000%, 06/01/38	1,080,151	1,007,490
3.000%, 01/01/43	730,104	671,964

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.000%, 03/01/43	1,255,326	1,155,354
3.000%, 06/01/44	6,537,929	6,008,823
3.000%, 12/01/46	773,698	704,598
3.000%, 02/01/47	544,116	496,178
3.000%, 08/01/50	4,599,289	4,143,792
3.000%, 09/01/50	2,071,880	1,881,167
3.000%, 07/01/51	419,034	376,400
3.000%, 10/01/51	599,231	535,141
3.000%, 02/01/52	309,055	278,244
3.000%, 03/01/52	8,883,820	7,962,426
3.000%, 08/01/52	15,926,695	14,251,711
3.500%, 01/01/34	474,009	455,708
3.500%, 05/01/35	1,752,471	1,689,503
3.500%, 04/01/42	873,873	828,390
3.500%, 05/01/42	26,658	25,240
3.500%, 08/01/42	728,975	690,492
3.500%, 10/01/42	38,544	36,452
3.500%, 06/01/43	121,016	113,783
3.500%, 01/01/44	264,473	249,303
3.500%, 05/01/44	46,331	43,614
3.500%, 06/01/44	111,368	103,534
3.500%, 07/01/44	45,455	42,797
3.500%, 09/01/44	101,213	95,311
3.500%, 09/01/45	76,903	71,881
3.500%, 03/01/46	2,451,698	2,314,390
3.500%, 09/01/46	561,107	521,663
3.500%, 03/01/47	671,948	635,052
3.500%, 10/01/47	613,998	582,068
3.500%, 12/01/47	726,020	688,264
3.500%, 01/01/48	3,606,276	3,393,600
3.500%, 06/01/48	963,466	904,170
3.500%, 08/01/50	308,205	286,788
4.000%, 08/01/40	83,066	80,999
4.000%, 09/01/40	106,371	103,879
4.000%, 10/01/40	60,100	58,692
4.000%, 11/01/40	204,169	199,385
4.000%, 04/01/41	4,973	4,856
4.000%, 10/01/41	178,507	173,881
4.000%, 09/01/43	170,763	166,213
4.000%, 04/01/44	394,523	381,340
4.000%, 07/01/44	68,714	66,933
4.000%, 01/01/45	4,907,864	4,778,888
4.000%, 02/01/45	96,907	94,284
4.000%, 09/01/45	529,616	515,326
4.000%, 12/01/45	3,094,523	2,988,180
4.000%, 01/01/47	385,677	371,941
4.000%, 07/01/47	1,157,457	1,116,218
4.000%, 01/01/48	897,724	864,786
4.000%, 04/01/48	2,515,979	2,402,747
4.000%, 06/01/48	1,089,134	1,049,998
4.000%, 05/01/49	109,511	105,462
4.000%, 07/01/49	278,886	268,741
4.000%, 03/01/50	2,273,775	2,187,137
4.000%, 06/01/50	1,618,924	1,552,887
4.000%, 07/01/50	910,737	876,154

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
4.000%, 02/01/51	843,879	$812,658
4.000%, 06/01/52	2,303,101	2,217,909
4.500%, 02/01/39	379,752	379,333
4.500%, 08/01/39	263,108	261,519
4.500%, 12/01/39	80,896	80,906
4.500%, 07/01/40	29,152	29,155
4.500%, 05/01/41	390,869	390,899
4.500%, 05/01/42	445,383	445,441
4.500%, 10/01/43	76,208	75,568
4.500%, 12/01/43	473,911	473,625
4.500%, 04/01/47	875,976	868,875
4.500%, 05/01/47	330,604	327,991
4.500%, 07/01/47	699,291	693,613
4.500%, 02/01/49	965,626	951,126
4.500%, 04/01/49	523,953	516,036
4.500%, 07/01/52	1,730,917	1,678,396
4.500%, 08/01/52	472,308	457,977
5.000%, 10/01/41	218,237	222,067
5.000%, 11/01/41	1,545,895	1,572,389
5.000%, 06/01/52	27,045	26,923
5.000%, 07/01/52	497,565	499,040
5.000%, 08/01/52	1,100,033	1,096,154
5.000%, 09/01/52	38,802	38,662
5.000%, 10/01/52	131,469	130,722
5.000%, 11/01/52	868,205	860,049
5.000%, 12/01/52	3,950,756	3,913,506
5.000%, 01/01/53	1,145,913	1,134,840
5.000%, 02/01/53	335,659	332,366
5.500%, 02/01/35	54,166	55,855
5.500%, 09/01/39	64,551	66,572
5.500%, 01/01/40	74,457	76,786
5.500%, 06/01/41	781,753	806,194
5.500%, 01/01/53	1,018,722	1,024,373
5.500%, 03/01/53	1,505,624	1,514,055
5.500%, 05/01/53	4,052,435	4,075,775
5.500%, 08/01/53	299,755	301,198
6.000%, 11/01/52	69,868	71,087
6.000%, 01/01/53	1,278,820	1,300,375
6.000%, 02/01/53	683,661	694,837
6.000%, 03/01/53	431,934	438,816
6.000%, 04/01/53	698,112	709,444
6.000%, 05/01/53	2,454,460	2,493,765
6.000%, 06/01/53	1,492,337	1,517,685
6.500%, 11/01/53	612,338	629,006
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 0.803%, 05/25/29 (a) (b)	6,207,224	198,118
5.028%, 10/25/31	341,000	344,031
Federal Home Loan Mortgage Corp. REMICS 3.000%, 11/25/51 (b)	1,161,521	149,684
3.000%, 02/25/52 (b)	627,431	97,037
3.500%, 03/25/51 (b)	364,683	63,817
4.000%, 12/25/50 (b)	234,477	47,123
Federal Home Loan Mortgage Corp. STRIPS 3.000%, 10/15/52 (b)	5,055,113	835,020

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
1.500%, 12/01/35	164,745	143,968
1.500%, 03/01/36	362,691	317,713
1.500%, 05/01/36	584,427	511,940
1.500%, 06/01/36	2,077,982	1,816,427
1.500%, 12/01/36	949,501	829,643
1.500%, 02/01/37	603,180	528,326
1.500%, 11/01/41	18,640,110	15,447,517
1.500%, 12/01/41	9,498,469	7,871,589
1.500%, 10/01/50	2,300,393	1,794,752
1.500%, 11/01/50	1,997,621	1,562,233
1.500%, 03/01/51	2,683,133	2,093,192
2.000%, 10/01/31	75,313	70,066
2.000%, 11/01/31	973,639	904,278
2.000%, 12/01/31	106,065	98,563
2.000%, 03/01/32	697,118	645,513
2.000%, 06/01/35	760,996	687,108
2.000%, 09/01/35	252,580	227,856
2.000%, 02/01/36	264,714	238,809
2.000%, 03/01/36	447,389	403,602
2.000%, 04/01/36	625,733	564,980
2.000%, 05/01/36	427,390	385,886
2.000%, 07/01/36	704,808	635,831
2.000%, 09/01/36	909,090	820,639
2.000%, 11/01/36	314,004	283,404
2.000%, 01/01/37	307,236	277,297
2.000%, 02/01/37	1,126,798	1,013,748
2.000%, 03/01/37	2,903,372	2,618,015
2.000%, 04/01/37	942,105	849,832
2.000%, 10/01/40	311,707	268,338
2.000%, 12/01/40	1,370,474	1,179,781
2.000%, 12/01/41	1,345,966	1,150,304
2.000%, 02/01/42	687,277	586,946
2.000%, 03/01/42	6,647,990	5,675,426
2.000%, 04/01/42	1,030,128	879,430
2.000%, 08/01/42	4,139,993	3,539,512
2.000%, 08/01/50	744,745	613,183
2.000%, 09/01/50	1,574,113	1,294,775
2.000%, 10/01/50	2,010,010	1,653,383
2.000%, 11/01/50	367,621	302,257
2.000%, 12/01/50	2,104,028	1,750,367
2.000%, 01/01/51	13,676,557	11,242,903
2.000%, 02/01/51	1,623,410	1,332,513
2.000%, 03/01/51	1,636,035	1,360,624
2.000%, 04/01/51	3,114,042	2,589,698
2.000%, 08/01/51	12,043,514	9,885,000
2.000%, 11/01/51	20,704,321	17,003,161
2.000%, 12/01/51	6,802,184	5,630,085
2.000%, 01/01/52	7,214,205	6,000,208
2.000%, 02/01/52	11,125,552	9,193,904
2.000%, 03/01/52	4,650,053	3,855,132
2.500%, 09/01/27	56,169	54,143
2.500%, 02/01/28	7,607	7,311
2.500%, 04/01/28	19,280	18,523
2.500%, 08/01/28	59,528	57,099
2.500%, 01/01/30	360,990	338,441

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
2.500%, 02/01/30	35,686	$34,090
2.500%, 03/01/30	67,640	64,208
2.500%, 07/01/30	219,838	207,796
2.500%, 08/01/30	761,337	722,208
2.500%, 09/01/30	482,106	456,542
2.500%, 11/01/30	900,643	852,752
2.500%, 03/01/31	37,301	35,848
2.500%, 06/01/31	278,062	262,421
2.500%, 07/01/31	150,561	142,256
2.500%, 08/01/31	21,555	20,352
2.500%, 10/01/31	1,325,311	1,251,286
2.500%, 11/01/31	827,079	780,888
2.500%, 02/01/32	39,744	37,495
2.500%, 03/01/32	150,502	141,412
2.500%, 08/01/32	904,380	852,080
2.500%, 02/01/33	1,607,709	1,522,119
2.500%, 07/01/50	8,694,225	7,526,915
2.500%, 08/01/50	6,309,358	5,457,746
2.500%, 11/01/50	2,198,886	1,916,842
2.500%, 01/01/51	431,713	372,854
2.500%, 09/01/51	5,412,750	4,651,707
2.500%, 11/01/51	8,379,171	7,166,923
2.500%, 01/01/52	28,843,673	24,826,889
2.500%, 02/01/52	6,021,420	5,188,757
3.000%, 04/01/28	44,809	42,816
3.000%, 05/01/28	52,784	51,067
3.000%, 10/01/28	105,135	101,604
3.000%, 11/01/28	737,013	712,400
3.000%, 12/01/28	181,344	173,193
3.000%, 01/01/29	97,509	93,115
3.000%, 04/01/29	352,069	334,514
3.000%, 05/01/29	534,190	507,941
3.000%, 08/01/29	517,166	491,820
3.000%, 10/01/29	146,482	141,121
3.000%, 03/01/30	315,534	303,932
3.000%, 04/01/30	263,338	253,520
3.000%, 05/01/30	407,553	392,351
3.000%, 07/01/30	311,458	298,823
3.000%, 08/01/30	1,341,708	1,288,966
3.000%, 09/01/30	365,781	351,639
3.000%, 08/01/31	1,206,407	1,156,010
3.000%, 09/01/31	167,649	161,167
3.000%, 03/01/32	299,508	286,007
3.000%, 10/01/36	42,253	39,327
3.000%, 11/01/36	472,133	439,429
3.000%, 12/01/36	758,628	706,174
3.000%, 03/01/43	4,157,585	3,812,588
3.000%, 04/01/43	2,344,961	2,155,162
3.000%, 05/01/43	1,196,314	1,099,486
3.000%, 06/01/43	40,670	37,311
3.000%, 06/01/46	24,776	22,610
3.000%, 08/01/46	32,579	29,800
3.000%, 11/01/46	1,376,983	1,251,570
3.000%, 02/01/47	341,461	310,382
3.000%, 03/01/47	1,412,228	1,279,629

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
3.000%, 03/01/50	498,762	449,609
3.000%, 08/01/50	1,968,907	1,762,714
3.000%, 11/01/51	2,416,255	2,151,201
3.000%, 12/01/51	1,067,602	954,715
3.000%, 04/01/52	350,738	314,223
3.000%, 05/01/52	550,925	491,230
3.500%, 08/01/28	90,039	86,850
3.500%, 10/01/28	798,567	770,596
3.500%, 11/01/28	763,689	736,144
3.500%, 02/01/29	1,033,911	998,642
3.500%, 04/01/29	180,350	173,753
3.500%, 05/01/29	712,733	687,640
3.500%, 07/01/29	289,375	279,289
3.500%, 09/01/29	61,135	58,929
3.500%, 08/01/30	209,555	204,266
3.500%, 11/01/32	89,740	87,238
3.500%, 01/01/33	51,571	50,630
3.500%, 01/01/42	209,668	198,749
3.500%, 04/01/42	138,734	131,237
3.500%, 05/01/42	13,519	12,770
3.500%, 06/01/42	36,019	34,077
3.500%, 07/01/42	46,772	44,152
3.500%, 02/01/45	1,418,573	1,340,120
3.500%, 05/01/47	655,501	615,181
3.500%, 11/01/47	452,563	422,359
3.500%, 12/01/47	454,014	423,443
3.500%, 01/01/48	1,334,954	1,250,548
3.500%, 02/01/48	208,459	194,546
3.500%, 03/01/48	1,162,613	1,085,017
3.500%, 04/01/48	785,218	739,999
3.500%, 06/01/49	7,713,332	7,186,569
3.500%, 01/01/51	18,319,428	16,992,254
4.000%, 08/01/33	316,606	311,124
4.000%, 10/01/33	2,170,964	2,149,978
4.000%, 01/01/41	90,672	87,416
4.000%, 01/01/42	407,818	396,696
4.000%, 02/01/42	724,748	701,041
4.000%, 05/01/42	128,339	124,839
4.000%, 12/01/44	253,246	246,339
4.000%, 08/01/45	106,338	102,726
4.000%, 11/01/46	143,059	137,918
4.000%, 04/01/47	36,765	35,444
4.000%, 06/01/47	459,829	444,946
4.000%, 07/01/47	969,863	932,328
4.000%, 08/01/47	301,526	290,658
4.000%, 09/01/47	662,890	637,323
4.000%, 10/01/47	601,346	577,635
4.000%, 01/01/48	1,927,570	1,856,138
4.000%, 04/01/48	46,214	44,501
4.000%, 05/01/48	52,698	50,542
4.000%, 06/01/48	38,721	37,139
4.000%, 07/01/48	226,426	217,960
4.000%, 08/01/48	607,544	585,422
4.000%, 09/01/48	254,074	244,293
4.000%, 10/01/48	1,085,186	1,044,458

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
4.000%, 05/01/49	2,012,458	$1,940,140
4.000%, 09/01/49	1,012,379	968,249
4.000%, 03/01/50	2,422,935	2,324,392
4.000%, 04/01/50	240,439	230,264
4.000%, 05/01/50	940,368	903,205
4.000%, 06/01/50	575,568	550,244
4.000%, 08/01/50	632,273	608,987
4.000%, 11/01/50	541,397	521,636
4.000%, 01/01/51	3,082,462	2,953,341
4.000%, 03/01/51	2,452,317	2,355,716
4.000%, 05/01/51	10,922,506	10,465,968
4.000%, 08/01/51	1,654,393	1,592,536
4.000%, 10/01/51	6,059,808	5,800,742
4.000%, 04/01/52	1,191,823	1,138,322
4.000%, 05/01/52	5,751,464	5,533,618
4.500%, 02/01/25	8,931	8,882
4.500%, 04/01/25	4,127	4,104
4.500%, 07/01/25	6,561	6,524
4.500%, 06/01/26	88,400	87,910
4.500%, 08/01/39	354,396	353,679
4.500%, 11/01/39	309,500	309,101
4.500%, 01/01/40	13,173	13,156
4.500%, 04/01/40	25,987	25,953
4.500%, 05/01/40	63,683	63,601
4.500%, 06/01/40	63,439	63,357
4.500%, 07/01/40	132,581	132,410
4.500%, 11/01/40	262,224	261,886
4.500%, 07/01/41	56,182	56,109
4.500%, 09/01/41	233,153	232,852
4.500%, 10/01/41	67,628	67,541
4.500%, 01/01/42	54,134	54,064
4.500%, 08/01/42	311,514	311,112
4.500%, 09/01/43	245,309	242,327
4.500%, 10/01/43	557,813	551,102
4.500%, 11/01/43	1,297,714	1,282,166
4.500%, 12/01/43	537,345	533,335
4.500%, 01/01/44	478,290	474,813
4.500%, 06/01/44	1,820,373	1,806,787
4.500%, 07/01/45	513,330	509,500
4.500%, 09/01/45	259,733	257,795
4.500%, 11/01/45	947,669	940,587
4.500%, 12/01/45	350,880	348,261
4.500%, 07/01/46	1,690,124	1,677,880
4.500%, 09/01/46	298,060	295,836
4.500%, 09/01/47	27,719	27,441
4.500%, 10/01/47	206,270	202,838
4.500%, 11/01/47	1,067,724	1,056,179
4.500%, 12/01/47	36,493	35,998
4.500%, 01/01/48	1,039,666	1,027,409
4.500%, 02/01/48	53,554	52,933
4.500%, 03/01/48	97,853	96,633
4.500%, 04/01/48	557,010	552,974
4.500%, 05/01/48	5,034,302	4,978,926
4.500%, 07/01/48	73,902	73,061
4.500%, 08/01/48	1,064,358	1,052,685

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
4.500%, 11/01/48	641,628	632,609
4.500%, 02/01/49	5,610,985	5,570,327
4.500%, 05/01/49	5,109,915	5,068,106
4.500%, 07/01/52	256,708	248,919
5.000%, 11/01/32	1,790	1,819
5.000%, 09/01/35	69,316	70,433
5.000%, 06/01/39	2,966,311	3,014,146
5.000%, 04/01/41	4,990	5,000
5.000%, 07/01/41	97,139	98,595
5.000%, 08/01/41	77,546	78,803
5.000%, 01/01/42	43,499	44,150
5.000%, 07/01/52	1,032,971	1,033,854
5.000%, 12/01/52	442,509	438,148
5.000%, 01/01/53	3,606,196	3,571,230
5.500%, 11/01/32	301,164	309,968
5.500%, 12/01/32	54,471	56,090
5.500%, 01/01/33	206,968	213,120
5.500%, 12/01/33	76,003	78,263
5.500%, 05/01/34	638,760	657,772
5.500%, 08/01/37	669,125	689,050
5.500%, 02/01/38	133,449	137,433
5.500%, 03/01/38	64,452	66,377
5.500%, 06/01/38	42,033	42,854
5.500%, 12/01/38	75,239	77,097
5.500%, 01/01/39	123,381	127,059
5.500%, 08/01/39	87,566	90,181
5.500%, 12/01/39	173,097	178,270
5.500%, 04/01/40	15,463	15,925
5.500%, 04/01/41	96,704	99,596
5.500%, 01/01/53	979,692	985,911
5.500%, 05/01/53	4,958,697	4,985,128
5.500%, 06/01/53	1,431,477	1,439,254
6.000%, 02/01/34	75,387	78,329
6.000%, 08/01/34	55,370	57,675
6.000%, 04/01/35	876,723	909,968
6.000%, 06/01/36	107,735	112,536
6.000%, 02/01/38	139,646	145,805
6.000%, 03/01/38	66,922	69,899
6.000%, 05/01/38	181,116	189,150
6.000%, 10/01/38	214,487	224,024
6.000%, 12/01/38	77,941	81,419
6.000%, 04/01/40	706,407	737,744
6.000%, 09/01/40	76,928	80,243
6.000%, 06/01/41	175,711	183,549
6.000%, 11/01/52	75,748	76,912
6.000%, 01/01/53	1,759,083	1,788,011
6.000%, 04/01/53	454,240	461,955
6.000%, 05/01/53	2,177,434	2,214,522
6.000%, 07/01/53	2,373,896	2,414,217
6.000%, 08/01/53	4,450,891	4,519,971
6.500%, 05/01/40	1,032,641	1,079,061
6.500%, 08/01/53	1,980,155	2,034,052
6.500%, 10/01/53	1,495,383	1,536,085
Federal National Mortgage Association Interest STRIPS
3.000%, 03/25/50 (b)	2,045,136	349,239

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association Interest STRIPS
3.000%, 07/25/52 (b)	2,823,030	$459,450
3.500%, 08/25/49 (b)	622,841	110,453
Federal National Mortgage Association REMICS 3.000%, 10/25/52 (b)	2,232,700	359,824
3.500%, 02/25/51 (b)	560,050	97,681
4.000%, 06/25/51 (b)	631,064	122,552
5.000%, 04/25/35	372	370
FREMF Mortgage Trust 0.100%, 01/25/29 (144A) (b)	25,179,074	93,784
4.232%, 08/25/50 (144A) (a)	304,000	290,327
Government National Mortgage Association
0.921%, 02/16/50 (a) (b)	92,656	1,608
2.000%, 08/20/50	6,820,899	5,775,576
2.000%, 11/20/50	875,234	741,110
2.000%, 01/20/51	10,225,625	8,662,248
2.000%, 02/20/51	765,117	648,029
2.500%, 04/20/51	5,954,717	5,212,417
2.500%, 10/20/51	3,527,968	3,085,104
2.500%, 12/20/51	2,410,084	2,107,523
2.500%, 05/20/52	4,950,947	4,327,978
2.500%, 06/20/52	3,865,472	3,379,121
2.500%, 07/20/52	2,641,399	2,309,921
2.500%, 12/20/52	436,041	381,389
2.500%, 01/20/53	1,853,452	1,620,325
3.000%, 12/20/44	36,791	33,903
3.000%, 02/15/45	420,132	384,609
3.000%, 09/20/47	745,125	682,796
3.000%, 03/20/49	18,104	16,556
3.000%, 05/20/50	293,006	266,865
3.000%, 01/20/51	20,843,594	18,975,929
3.500%, 01/15/42	122,092	115,321
3.500%, 02/15/42	61,773	58,346
3.500%, 04/15/42	159,378	150,537
3.500%, 05/15/42	176,907	167,102
3.500%, 08/15/42	178,899	168,975
3.500%, 11/15/42	54,719	51,683
3.500%, 12/15/42	516,644	487,983
3.500%, 01/15/43	136,779	129,225
3.500%, 02/15/43	293,157	276,925
3.500%, 03/15/43	222,776	210,419
3.500%, 04/15/43	703,844	664,794
3.500%, 04/20/43	681,422	647,222
3.500%, 05/15/43	1,010,001	953,955
3.500%, 05/20/43	374,089	355,353
3.500%, 06/15/43	296,771	280,306
3.500%, 07/15/43	830,900	784,829
3.500%, 07/20/43	28,929	27,483
3.500%, 02/20/44	730,150	692,727
3.500%, 03/20/45	26,107	24,641
3.500%, 04/20/45	38,885	36,760
3.500%, 05/20/45	158,948	150,059
3.500%, 07/20/45	28,623	26,993
3.500%, 08/20/45	38,518	36,361
3.500%, 10/20/45	72,944	68,785
3.500%, 11/20/45	26,919	25,383

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
3.500%, 12/20/45	405,824	382,658
3.500%, 01/20/46	81,355	76,841
3.500%, 05/20/46	336,894	317,636
3.500%, 09/20/46	127,857	120,303
3.500%, 10/20/46	793,308	747,007
3.500%, 03/20/48	31,225	29,395
3.500%, 04/20/48	12,707	11,962
4.000%, 04/20/39	14,112	13,833
4.000%, 07/20/39	103,760	101,704
4.000%, 09/20/40	26,842	26,310
4.000%, 10/20/40	311,109	304,936
4.000%, 11/20/40	173,017	169,585
4.000%, 12/20/40	661,777	648,646
4.000%, 01/20/41	590,356	578,642
4.000%, 02/20/41	10,435	10,228
4.000%, 03/15/41	243,077	237,129
4.000%, 12/15/41	21,789	21,256
4.000%, 07/20/43	62,623	61,263
4.000%, 08/20/44	232,291	226,011
4.000%, 10/20/46	36,796	35,485
4.000%, 05/20/47	155,531	150,333
4.000%, 06/20/47	399,437	385,058
4.000%, 11/20/47	459,875	443,932
4.000%, 12/20/47	227,297	219,039
4.000%, 05/20/50	457,608	441,176
4.500%, 12/20/39	23,955	23,980
4.500%, 01/20/40	28,978	29,004
4.500%, 02/20/40	23,914	23,936
4.500%, 05/20/40	1,502	1,503
4.500%, 02/15/42	2,871,745	2,852,248
4.500%, 03/15/47	68,808	67,886
4.500%, 04/15/47	141,235	139,440
4.500%, 05/15/47	50,105	49,663
4.500%, 09/20/48	230,677	227,708
4.500%, 03/20/49	932,057	920,814
4.500%, 04/20/49	201,814	199,367
4.500%, 05/20/49	793,130	782,181
4.500%, 04/20/50	22,607	22,060
5.000%, 10/20/33	275,603	281,000
5.000%, 12/15/38	95,152	96,117
5.000%, 07/15/39	155,505	156,890
5.000%, 10/15/39	115,238	116,049
5.000%, 10/20/39	87,096	88,521
5.000%, 09/15/40	7,203	7,237
5.000%, 12/15/40	313,069	316,022
5.000%, 07/20/42	123,217	125,045
5.500%, 04/15/33	8,899	8,995
6.500%, 04/15/33	29,518	31,243
Government National Mortgage Association REMICS 3.000%, 08/20/50 (b)	1,566,783	237,878
3.000%, 02/20/51 (b)	1,340,889	204,255
3.000%, 05/20/51 (b)	4,621,041	696,459
3.000%, 08/20/51 (b)	1,339,154	206,347
Government National Mortgage Association, TBA
2.000%, TBA (c)	18,782,300	15,901,124

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association, TBA
2.500%, TBA (c)	12,408,369	$10,853,476
3.000%, TBA (c)	6,010,470	5,441,339
3.500%, TBA (c)	11,989,496	11,165,218
4.000%, TBA (c)	10,055,500	9,599,885
4.500%, TBA (c)	6,883,000	6,717,395
5.000%, TBA (c)	10,155,000	10,083,610
5.500%, TBA (c)	9,174,000	9,239,961
6.000%, TBA (c)	6,823,000	6,937,339
6.500%, TBA (c)	4,864,000	4,978,950
Seasoned Credit Risk Transfer Trust Zero Coupon, 07/25/56 (144A) (n)	782,404	90,335
0.635%, 07/25/56 (144A) (a) (b)	944,696	96,579
3.074%, 05/25/57 (a)	158,619	57,405
Seasoned Loans Structured Transaction Trust 4.750%, 09/25/60 (144A) (a)	2,150,729	2,057,993
Uniform Mortgage-Backed Security, TBA 2.000%, TBA (c)	15,965,469	13,386,679
3.000%, TBA (c)	6,589,974	5,793,462
3.500%, TBA (c)	26,832,006	24,515,069
4.500%, TBA (c)	41,364,600	40,148,888
5.000%, TBA (c)	38,871,629	38,455,581
5.500%, TBA (c)	90,610,216	90,992,478
6.500%, TBA (c)	6,604,800	6,768,114

		1,004,402,719

U.S. Treasury—24.2%
U.S. Treasury Bonds 1.125%, 05/15/40	10,822,000	6,974,272
1.125%, 08/15/40	10,822,000	6,907,480
1.375%, 11/15/40	10,822,000	7,180,143
1.375%, 08/15/50	9,651,000	5,377,794
1.625%, 11/15/50	7,108,000	4,234,813
1.875%, 11/15/51	6,799,000	4,298,243
2.250%, 08/15/49	8,941,000	6,242,634
2.375%, 05/15/51	11,094,500	7,916,966
2.500%, 02/15/45	20,100,000	15,220,254
2.750%, 11/15/47	20,100,000	15,645,024
2.875%, 05/15/43	3,865,000	3,172,772
2.875%, 11/15/46	3,706,000	2,967,551
3.000%, 05/15/47	7,399,700	6,043,763
3.000%, 02/15/48 (d) (e)	23,806,000	19,399,100
3.000%, 02/15/49 (d) (e)	27,047,500	22,008,847
3.000%, 08/15/52	16,709,800	13,664,831
3.125%, 02/15/43	3,865,000	3,303,669
3.125%, 08/15/44	7,210,100	6,105,208
3.625%, 08/15/43	10,664,000	9,803,798
3.625%, 02/15/53	7,334,000	6,772,491
3.625%, 05/15/53	8,889,500	8,218,621
3.750%, 11/15/43	10,664,000	9,965,841
3.875%, 02/15/43	4,892,500	4,664,693
4.000%, 11/15/42	6,181,700	6,007,598
4.000%, 11/15/52	6,799,000	6,708,170
4.250%, 05/15/39	1,010,000	1,040,379
4.375%, 11/15/39	1,010,000	1,052,096

U.S. Treasury—(Continued)
U.S. Treasury Bonds 4.375%, 05/15/40	7,210,800	7,487,120
4.375%, 05/15/41	2,090,500	2,154,848
4.500%, 08/15/39	15,430,200	16,328,286
4.750%, 02/15/41	2,090,500	2,260,108
U.S. Treasury Inflation-Indexed Bond 1.500%, 02/15/53 (f)	3,446,750	3,121,056
U.S. Treasury Inflation-Indexed Note 1.375%, 07/15/33 (e) (f)	33,258,760	32,241,637
U.S. Treasury Notes 0.250%, 06/30/25	6,272,000	5,891,025
0.375%, 09/30/27	7,108,000	6,234,216
0.500%, 02/28/26	14,020,400	12,956,273
0.500%, 05/31/27	15,364,000	13,679,961
0.500%, 08/31/27	19,598,300	17,315,404
0.625%, 07/31/26	4,181,000	3,829,698
0.750%, 05/31/26	12,344,000	11,394,573
0.875%, 06/30/26	13,598,000	12,574,432
1.250%, 08/15/31	28,432,000	23,526,369
1.500%, 10/31/24	374,600	364,445
1.500%, 02/15/25	6,900,000	6,658,770
1.500%, 08/15/26	10,766,000	10,076,303
1.500%, 02/15/30	5,471,000	4,766,395
1.625%, 11/30/26	23,362,000	21,834,344
1.625%, 05/15/31	16,205,000	13,900,219
1.750%, 07/31/24	3,357,000	3,293,663
1.750%, 12/31/24	41,246,000	40,028,666
2.000%, 02/15/25	9,276,000	9,003,155
2.125%, 07/31/24	7,432,000	7,306,585
2.125%, 05/15/25	8,178,000	7,917,007
2.375%, 05/15/29	5,471,000	5,070,933
2.625%, 04/15/25	14,421,500	14,068,286
2.625%, 02/15/29	5,471,000	5,150,861
2.750%, 08/15/32 (e)	40,818,000	37,380,359
2.875%, 06/15/25	6,900,000	6,743,672
2.875%, 05/15/32	1,745,500	1,617,451
3.125%, 11/15/28	4,225,000	4,081,416
3.750%, 05/31/30	6,900,000	6,838,816
3.875%, 11/30/27	6,857,000	6,842,536
3.875%, 09/30/29	9,774,200	9,754,346
3.875%, 12/31/29	24,904,000	24,860,223
4.000%, 12/15/25	15,949,000	15,863,648
4.125%, 08/31/30	16,560,300	16,767,951
4.500%, 11/15/33	17,740,000	18,624,228

		680,706,335

Total U.S. Treasury & Government Agencies (Cost $1,788,913,797)		1,685,109,054

Corporate Bonds & Notes—26.3%

Aerospace/Defense—1.0%
BAE Systems PLC 3.400%, 04/15/30 (144A)	3,925,000	3,621,661
Boeing Co. 3.825%, 03/01/59	399,000	295,683

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Co. 3.950%, 08/01/59	1,132,000	$866,057
5.930%, 05/01/60	1,260,000	1,304,717
L3Harris Technologies, Inc.
1.800%, 01/15/31	1,612,000	1,324,012
2.900%, 12/15/29	1,061,000	958,771
3.850%, 12/15/26	1,477,000	1,447,651
4.400%, 06/15/28	1,058,000	1,045,742
5.400%, 07/31/33 (g)	2,000,000	2,079,488
Lockheed Martin Corp. 3.600%, 03/01/35	1,906,000	1,745,286
4.450%, 05/15/28	936,000	940,960
4.500%, 05/15/36	287,000	283,946
Northrop Grumman Corp. 4.700%, 03/15/33	1,304,000	1,315,077
4.950%, 03/15/53	1,202,000	1,190,520
RTX Corp. 2.820%, 09/01/51	3,741,000	2,473,124
4.125%, 11/16/28	2,648,000	2,587,028
4.200%, 12/15/44	425,000	345,665
5.150%, 02/27/33	1,057,000	1,077,236
6.100%, 03/15/34	1,780,000	1,931,736
7.000%, 11/01/28	805,000	869,538

		27,703,898

Agriculture—0.5%
Altria Group, Inc. 2.450%, 02/04/32	683,000	556,966
4.250%, 08/09/42	1,627,000	1,321,485
4.500%, 05/02/43	691,000	576,265
4.800%, 02/14/29	1,622,000	1,616,818
6.200%, 11/01/28	260,000	272,675
6.875%, 11/01/33	2,009,000	2,211,292
BAT Capital Corp. 4.758%, 09/06/49	1,151,000	912,276
7.081%, 08/02/53	2,521,000	2,695,092
Frigorifico Concepcion SA 7.700%, 07/21/28 (144A)	220,000	185,735
Philip Morris International, Inc. 5.125%, 11/17/27	713,000	725,703
Reynolds American, Inc. 5.850%, 08/15/45	1,988,000	1,860,880

		12,935,187

Airlines—0.2%
ABRA Global Finance 11.500%, 5.500% PIK, 03/02/28 (144A) (h)	355,919	267,232
Air Canada Pass-Through Trust 3.700%, 07/15/27 (144A)	5,106	4,832
Allegiant Travel Co. 7.250%, 08/15/27 (144A)	175,000	171,227
American Airlines Pass-Through Trust 3.150%, 08/15/33	871,713	762,092
Avianca Midco 2 PLC 9.000%, 12/01/28 (144A)	211,534	185,759

Airlines—(Continued)
Azul Secured Finance LLP 11.930%, 08/28/28 (144A)	395,000	408,498
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,258,000	2,239,801
Turkish Airlines Pass-Through Trust 4.200%, 09/15/28 (144A)	608,413	565,649
United Airlines Pass-Through Trust 2.700%, 11/01/33	15,002	12,686
2.875%, 04/07/30	366,624	327,572
3.100%, 01/07/30	11,618	10,591
3.650%, 04/07/27	41,319	38,821
4.000%, 10/11/27	160,517	153,304
4.875%, 07/15/27	386,080	373,969

		5,522,033

Apparel—0.0%
Tapestry, Inc. 7.850%, 11/27/33	455,000	485,431
William Carter Co. 5.625%, 03/15/27 (144A)	21,000	20,738

		506,169

Auto Manufacturers—0.1%
Ford Motor Co. 3.250%, 02/12/32 (g)	105,000	87,329
Ford Motor Credit Co. LLC 7.122%, 11/07/33	1,588,000	1,710,967

		1,798,296

Auto Parts & Equipment—0.0%
Dana, Inc. 4.250%, 09/01/30	73,000	64,702
Metalsa Sapi de CV 3.750%, 05/04/31	209,000	171,961
Tenneco, Inc. 8.000%, 11/17/28 (144A)	410,000	350,038
Tupy Overseas SA 4.500%, 02/16/31	209,000	179,745

		766,446

Banks—6.8%
Bangkok Bank PCL 5.500%, 09/21/33 (144A)	200,000	205,299
Bank of America Corp. 2.572%, SOFR + 1.210%, 10/20/32 (a)	884,000	732,899
3.419%, 3M TSFR + 1.302%, 12/20/28 (a)	2,350,000	2,213,533
3.970%, 3M TSFR + 1.332%, 03/05/29 (a)	932,000	890,165
4.571%, SOFR + 1.830%, 04/27/33 (a)	3,448,000	3,286,570
5.288%, SOFR + 1.910%, 04/25/34 (a)	881,000	883,027
5.819%, SOFR + 1.570%, 09/15/29 (a)	7,387,000	7,625,407
5.872%, SOFR + 1.840%, 09/15/34 (a) (g)	5,438,000	5,692,336
Barclays PLC 9.625%, 5Y USD SOFR ICE Swap + 5.775%, 12/15/29 (a)	2,047,000	2,126,321

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc.
1.462%, SOFR + 0.770%, 06/09/27 (a)	778,000	$711,980
3.057%, SOFR + 1.351%, 01/25/33 (a)	3,822,000	3,260,861
3.070%, SOFR + 1.280%, 02/24/28 (a)	1,531,000	1,442,627
3.520%, 3M TSFR + 1.413%, 10/27/28 (a)	1,944,000	1,838,565
3.887%, 3M TSFR + 1.825%, 01/10/28 (a)	748,000	723,307
4.150%, 5Y H15 + 3.000%, 11/15/26 (a)	64,000	54,927
4.658%, SOFR + 1.887%, 05/24/28 (a)	1,161,000	1,151,735
6.270%, SOFR + 2.338%, 11/17/33 (a) (g)	4,283,000	4,582,857
Credit Suisse AG 0.250%, 09/01/28 (EUR)	900,000	862,644
3.625%, 09/09/24	1,586,000	1,563,509
3.700%, 02/21/25	4,712,000	4,615,067
4.750%, 08/09/24	1,598,000	1,588,102
5.000%, 07/09/27	2,859,000	2,859,605
7.500%, 02/15/28	3,873,000	4,241,733
7.950%, 01/09/25	3,370,000	3,444,212
Deutsche Bank AG 5.371%, 09/09/27	2,582,000	2,618,322
Goldman Sachs Group, Inc. 1.948%, SOFR + 0.913%, 10/21/27 (a)	1,977,000	1,808,600
2.615%, SOFR + 1.281%, 04/22/32 (a) (g)	2,598,000	2,180,784
2.650%, SOFR + 1.264%, 10/21/32 (a)	5,677,000	4,730,712
3.102%, SOFR + 1.410%, 02/24/33 (a)	1,279,000	1,097,912
3.814%, 3M TSFR + 1.420%, 04/23/29 (a)	751,000	712,976
4.223%, 3M TSFR + 1.563%, 05/01/29 (a)	2,093,000	2,024,615
4.482%, SOFR + 1.725%, 08/23/28 (a)	2,852,000	2,801,649
5.923%, SOFR + 0.505%, 09/10/24 (a)	2,198,000	2,194,479
6.484%, SOFR + 1.770%, 10/24/29 (a)	2,475,000	2,626,093
6.561%, SOFR + 1.950%, 10/24/34 (a)	5,484,000	6,026,436
JPMorgan Chase & Co. 1.953%, SOFR + 1.065%, 02/04/32 (a)	1,437,000	1,168,130
2.580%, 3M TSFR + 1.250%, 04/22/32 (a)	742,000	627,610
2.963%, SOFR + 1.260%, 01/25/33 (a)	1,984,000	1,699,965
3.650%, 5Y H15 + 2.850%, 06/01/26 (a)	64,000	58,569
4.565%, SOFR + 1.750%, 06/14/30 (a)	1,220,000	1,193,844
5.299%, SOFR + 1.450%, 07/24/29 (a)	772,000	783,357
6.070%, SOFR + 1.330%, 10/22/27 (a)	875,000	900,123
6.254%, SOFR + 1.810%, 10/23/34 (a)	9,641,000	10,450,719
Morgan Stanley 1.794%, SOFR + 1.034%, 02/13/32 (a)	691,000	551,779
2.239%, SOFR + 1.178%, 07/21/32 (a)	1,931,000	1,576,163
2.511%, SOFR + 1.200%, 10/20/32 (a)	4,751,000	3,934,011
2.699%, SOFR + 1.143%, 01/22/31 (a) (g)	3,485,000	3,046,505
3.772%, 3M TSFR + 1.402%, 01/24/29 (a)	2,687,000	2,562,544
4.431%, 3M TSFR + 1.890%, 01/23/30 (a)	350,000	340,892
5.164%, SOFR + 1.590%, 04/20/29 (a)	2,535,000	2,549,491
5.250%, SOFR + 1.870%, 04/21/34 (a)	1,557,000	1,556,841
5.424%, SOFR + 1.880%, 07/21/34 (a) (g)	6,052,000	6,142,041
5.449%, SOFR + 1.630%, 07/20/29 (a)	6,634,000	6,759,725
6.407%, SOFR + 1.830%, 11/01/29 (a)	9,674,000	10,252,356
6.627%, SOFR + 2.050%, 11/01/34 (a)	8,386,000	9,283,751
Morgan Stanley Bank NA 4.754%, 04/21/26	540,000	539,636
UBS Group AG
0.650%, 1Y EUR Swap + 0.770%, 01/14/28 (EUR) (a)	500,000	504,228

Banks—(Continued)
UBS Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (a)	2,312,000	2,116,003
2.746%, 1Y H15 + 1.100%, 02/11/33 (144A) (a)	360,000	295,281
3.750%, 03/26/25	664,000	650,486
6.301%, 1Y H15 + 2.000%, 09/22/34 (144A) (a)	1,946,000	2,060,081
6.442%, SOFR + 3.700%, 08/11/28 (144A) (a)	493,000	511,980
9.016%, SOFR + 5.020%, 11/15/33 (144A) (a)	1,396,000	1,716,013
9.250%, 5Y H15 + 4.758%, 11/13/33 (144A) (a)	275,000	304,773
Wells Fargo & Co. 5.389%, SOFR + 2.020%, 04/24/34 (a)	276,000	277,199
5.557%, SOFR + 1.990%, 07/25/34 (a)	7,053,000	7,180,721
5.574%, SOFR + 1.740%, 07/25/29 (a)	3,476,000	3,549,233
6.303%, SOFR + 1.790%, 10/23/29 (a)	3,975,000	4,189,339
6.491%, SOFR + 2.060%, 10/23/34 (a)	9,231,000	10,042,293
Wells Fargo Bank NA 5.450%, 08/07/26	5,985,000	6,082,514

		190,878,062

Biotechnology—0.6%
Amgen, Inc. 4.050%, 08/18/29	2,441,000	2,389,739
4.400%, 02/22/62	3,100,000	2,617,117
5.250%, 03/02/30	3,833,000	3,940,310
5.750%, 03/02/63	2,275,000	2,386,803
Gilead Sciences, Inc. 1.650%, 10/01/30	1,957,000	1,639,699
2.600%, 10/01/40	806,000	593,564
4.500%, 02/01/45	2,427,000	2,244,661
5.650%, 12/01/41	447,000	477,150

		16,289,043

Building Materials—0.0%
Owens Corning 3.875%, 06/01/30	649,000	608,768
3.950%, 08/15/29	307,000	292,383

		901,151

Chemicals—0.1%
Braskem Netherlands Finance BV 7.250%, 02/13/33 (144A)	200,000	168,417
Eastman Chemical Co. 5.750%, 03/08/33	552,000	570,336
MEGlobal BV 2.625%, 04/28/28 (144A)	200,000	179,730
OCP SA 3.750%, 06/23/31	200,000	171,800
Olympus Water U.S. Holding Corp. 9.750%, 11/15/28 (144A)	1,024,000	1,086,866
Rain Carbon, Inc. 12.250%, 09/01/29 (144A)	41,000	40,078
Sasol Financing USA LLC 5.875%, 03/27/24	654,000	649,994
8.750%, 05/03/29 (144A)	200,000	203,925

		3,071,146

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.2%
DP World Salaam 6.000%, 5Y H15 + 5.750%, 10/01/25 (a)	200,000	$199,196
Garda World Security Corp. 7.750%, 02/15/28 (144A)	62,000	64,146
9.500%, 11/01/27 (144A)	109,000	109,888
Global Payments, Inc. 2.150%, 01/15/27	450,000	414,269
5.300%, 08/15/29	961,000	967,280
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV 8.500%, 01/15/31 (144A) (GBP)	102,000	140,415
GXO Logistics, Inc. 2.650%, 07/15/31	418,000	342,742
Moody’s Corp. 3.250%, 01/15/28	291,000	277,689
4.250%, 02/01/29	933,000	923,488
RELX Capital, Inc. 4.750%, 05/20/32	288,000	290,263
S&P Global, Inc. 2.900%, 03/01/32	635,000	566,788
5.250%, 09/15/33 (144A) (g)	2,732,000	2,858,263

		7,154,427

Computers—0.2%
Booz Allen Hamilton, Inc. 5.950%, 08/04/33	289,000	305,299
Dell International LLC/EMC Corp. 4.900%, 10/01/26	3,398,000	3,403,407
6.020%, 06/15/26	317,000	324,484
Hewlett Packard Enterprise Co. 5.250%, 07/01/28	771,000	788,178

		4,821,368

Diversified Financial Services—0.2%
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A)	254,000	245,745
Nasdaq, Inc. 5.550%, 02/15/34	2,457,000	2,552,456
6.100%, 06/28/63	1,078,000	1,163,787
Nationstar Mortgage Holdings, Inc. 5.125%, 12/15/30 (144A)	260,000	235,074
5.500%, 08/15/28 (144A)	295,000	283,666
5.750%, 11/15/31 (144A) (g)	128,000	119,348
6.000%, 01/15/27 (144A)	65,000	64,513
PennyMac Financial Services, Inc. 7.875%, 12/15/29 (144A)	207,000	213,079
United Wholesale Mortgage LLC 5.500%, 11/15/25 (144A)	820,000	814,816

		5,692,484

Electric—2.7%
AEP Texas, Inc. 3.450%, 05/15/51	1,039,000	741,968
3.800%, 10/01/47	1,082,000	819,007
3.950%, 06/01/28	1,104,000	1,062,207

Electric—(Continued)
AEP Texas, Inc. 5.250%, 05/15/52	766,000	739,822
5.400%, 06/01/33	1,371,000	1,391,897
AEP Transmission Co. LLC 2.750%, 08/15/51	678,000	438,788
3.150%, 09/15/49	674,000	483,413
3.650%, 04/01/50	528,000	415,887
3.800%, 06/15/49	851,000	675,986
AES Panama Generation Holdings SRL 4.375%, 05/31/30	196,419	164,992
Alabama Power Co. 3.000%, 03/15/52	411,000	287,230
3.125%, 07/15/51	602,000	425,938
3.750%, 03/01/45	339,000	275,411
3.850%, 12/01/42	380,000	320,172
4.150%, 08/15/44	435,000	372,515
5.200%, 06/01/41	450,000	443,657
5.500%, 03/15/41	285,000	284,678
Ameren Illinois Co. 2.900%, 06/15/51	513,000	348,345
3.700%, 12/01/47	699,000	570,509
American Transmission Systems, Inc. 2.650%, 01/15/32 (144A)	1,923,000	1,626,935
Baltimore Gas & Electric Co. 2.900%, 06/15/50	411,000	279,130
3.200%, 09/15/49	407,000	295,994
3.500%, 08/15/46	573,000	438,149
3.750%, 08/15/47	954,000	754,683
4.250%, 09/15/48	622,000	537,323
5.400%, 06/01/53 (g)	661,000	682,046
CenterPoint Energy Houston Electric LLC 3.950%, 03/01/48	849,000	720,542
4.850%, 10/01/52	551,000	536,418
Commonwealth Edison Co. 2.750%, 09/01/51	1,072,000	696,191
3.125%, 03/15/51	928,000	656,905
3.200%, 11/15/49	1,306,000	936,889
Consumers Energy Co. 3.100%, 08/15/50	631,000	464,238
3.750%, 02/15/50	982,000	807,985
4.200%, 09/01/52	513,000	451,319
4.625%, 05/15/33	281,000	280,524
Dominion Energy South Carolina, Inc. 6.250%, 10/15/53	415,000	478,439
DTE Electric Co. 3.250%, 04/01/51	809,000	591,879
4.050%, 05/15/48	1,373,000	1,162,662
Duke Energy Carolinas LLC 3.200%, 08/15/49	1,195,000	867,094
3.450%, 04/15/51	1,269,000	955,915
3.700%, 12/01/47	462,000	362,238
3.875%, 03/15/46	871,000	705,324
3.950%, 03/15/48	814,000	669,683
Duke Energy Florida LLC 2.500%, 12/01/29	1,896,000	1,690,442
3.000%, 12/15/51	1,266,000	863,840
5.950%, 11/15/52	1,610,000	1,761,534

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Ohio, Inc. 5.650%, 04/01/53	276,000	$289,065
Duke Energy Progress LLC 2.500%, 08/15/50	1,651,000	1,037,130
3.450%, 03/15/29	1,483,000	1,414,368
4.000%, 04/01/52	750,000	616,290
5.350%, 03/15/53	1,077,000	1,090,983
Edison International 4.950%, 04/15/25	337,000	334,626
5.250%, 11/15/28	1,183,000	1,190,272
5.750%, 06/15/27	1,470,000	1,501,021
6.950%, 11/15/29	1,891,000	2,052,152
Entergy Arkansas LLC 2.650%, 06/15/51	469,000	294,858
Eversource Energy 5.450%, 03/01/28 (g)	1,132,000	1,163,485
FirstEnergy Corp. 2.050%, 03/01/25	272,000	262,480
2.250%, 09/01/30	849,000	715,111
3.400%, 03/01/50	850,000	599,066
4.150%, 07/15/27	1,223,000	1,176,287
FirstEnergy Transmission LLC 4.550%, 04/01/49 (144A)	1,418,000	1,225,405
Florida Power & Light Co. 2.875%, 12/04/51	592,000	410,072
3.150%, 10/01/49	798,000	585,426
5.300%, 04/01/53	272,000	284,339
Generacion Mediterranea SA/Central Termica Roca SA 9.875%, 12/01/27 (144A)	161,979	141,894
Georgia Power Co. 5.125%, 05/15/52 (g)	637,000	630,175
MidAmerican Energy Co. 4.250%, 05/01/46	338,000	293,827
5.850%, 09/15/54	297,000	328,572
Northern States Power Co. 3.200%, 04/01/52	1,310,000	965,440
4.000%, 08/15/45	471,000	389,673
5.100%, 05/15/53	795,000	801,472
Ohio Power Co. 1.625%, 01/15/31	1,570,000	1,274,221
2.600%, 04/01/30	800,000	700,568
2.900%, 10/01/51	1,309,000	886,458
4.000%, 06/01/49	1,169,000	949,981
5.000%, 06/01/33 (g)	1,744,000	1,753,893
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	928,000	663,801
Pacific Gas & Electric Co. 3.500%, 08/01/50	2,931,000	2,023,491
3.950%, 12/01/47	910,000	665,299
4.250%, 03/15/46	474,000	364,297
4.950%, 07/01/50	1,514,000	1,293,244
6.700%, 04/01/53	320,000	347,199
PECO Energy Co. 2.800%, 06/15/50	1,205,000	811,115
2.850%, 09/15/51	846,000	568,819
3.000%, 09/15/49	467,000	331,957

Electric—(Continued)
PECO Energy Co. 3.050%, 03/15/51	1,079,000	763,244
3.700%, 09/15/47	353,000	283,671
Public Service Co. of New Hampshire 5.150%, 01/15/53	1,050,000	1,062,813
Public Service Electric & Gas Co. 2.050%, 08/01/50	563,000	326,033
3.150%, 01/01/50	602,000	443,190
San Diego Gas & Electric Co. 3.320%, 04/15/50	1,096,000	779,681
4.100%, 06/15/49	435,000	357,912
5.350%, 04/01/53	997,000	1,008,655
Southern California Edison Co. 2.250%, 06/01/30	1,850,000	1,587,625
2.500%, 06/01/31	1,051,000	899,903
2.850%, 08/01/29	305,000	277,945
5.625%, 02/01/36	613,000	624,149
5.650%, 10/01/28	2,276,000	2,372,192
5.950%, 11/01/32	1,386,000	1,489,009
Union Electric Co. 5.450%, 03/15/53	440,000	453,642
Virginia Electric & Power Co. 4.000%, 01/15/43	655,000	558,666
4.450%, 02/15/44	314,000	279,905
4.650%, 08/15/43	627,000	573,649

		77,106,459

Energy-Alternate Sources—0.0%
Continuum Energy Levanter Pte. Ltd. 4.500%, 02/09/27 (144A)	178,250	167,248
SCC Power PLC 4.000%, 4.444% PIK, 05/17/32 (144A) (h)	685,086	114,752
8.000%, 4.000% PIK, 12/31/28 (144A) (h)	1,264,774	564,721

		846,721

Entertainment—0.2%
Affinity Interactive 6.875%, 12/15/27 (144A)	194,000	172,899
Caesars Entertainment, Inc. 8.125%, 07/01/27 (144A)	433,000	443,868
Churchill Downs, Inc. 5.750%, 04/01/30 (144A)	155,000	151,124
HR Ottawa LP 11.000%, 03/31/31 (144A)	3,772,000	3,592,830
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	310,000	288,300
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	316,000	298,236

		4,947,257

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	72,000	70,552
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	135,000	117,948

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
Republic Services, Inc. 5.000%, 04/01/34	550,000	$563,200
Waste Management, Inc. 4.875%, 02/15/34	1,069,000	1,090,425

		1,842,125

Food—0.0%
Pilgrim’s Pride Corp. 6.250%, 07/01/33	436,000	448,611

Gas—0.3%
AmeriGas Partners LP/AmeriGas Finance Corp. 9.375%, 06/01/28 (144A)	309,000	319,097
Atmos Energy Corp. 3.375%, 09/15/49	393,000	299,502
4.125%, 03/15/49	368,000	316,101
CenterPoint Energy Resources Corp. 4.000%, 04/01/28	282,000	274,537
5.250%, 03/01/28	663,000	679,872
NiSource, Inc. 3.490%, 05/15/27	2,322,000	2,235,500
5.250%, 03/30/28	1,266,000	1,290,834
5.400%, 06/30/33	1,702,000	1,754,894
Piedmont Natural Gas Co., Inc. 2.500%, 03/15/31	558,000	476,452
Promigas SA ESP/Gases del Pacifico SAC 3.750%, 10/16/29 (144A)	207,000	184,072

		7,830,861

Healthcare-Products—0.1%
Agilent Technologies, Inc. 2.100%, 06/04/30	334,000	287,665
Bausch & Lomb Escrow Corp. 8.375%, 10/01/28 (144A)	32,000	33,758
Thermo Fisher Scientific, Inc. 4.950%, 11/21/32	1,306,000	1,347,726
5.086%, 08/10/33	2,108,000	2,197,139

		3,866,288

Healthcare-Services—0.6%
Elevance Health, Inc. 3.600%, 03/15/51	885,000	693,416
4.550%, 05/15/52 (g)	315,000	287,388
4.850%, 08/15/54	521,000	459,027
HCA, Inc. 3.500%, 09/01/30	2,871,000	2,602,637
5.250%, 04/15/25	1,126,000	1,124,692
5.875%, 02/15/26	3,693,000	3,724,409
5.875%, 02/01/29	2,813,000	2,903,721
7.690%, 06/15/25	259,000	267,475
Select Medical Corp. 6.250%, 08/15/26 (144A)	1,082,000	1,087,382
UnitedHealth Group, Inc.
3.125%, 05/15/60	547,000	388,668
3.250%, 05/15/51	399,000	302,169

Healthcare-Services—(Continued)
UnitedHealth Group, Inc.
3.750%, 10/15/47	570,000	469,401
4.250%, 04/15/47	549,000	489,669
4.750%, 05/15/52	950,000	913,288
5.200%, 04/15/63 (g)	807,000	823,598
6.050%, 02/15/63	319,000	367,850

		16,904,790

Home Builders—0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, 08/01/29 (144A)	103,000	91,593
4.625%, 04/01/30 (144A)	254,000	227,531
6.625%, 01/15/28 (144A)	727,000	705,507
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	1,038,851
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC 5.000%, 06/15/29 (144A)	135,000	119,832
Forestar Group, Inc. 3.850%, 05/15/26 (144A)	141,000	134,313
5.000%, 03/01/28 (144A)	383,000	368,450
Homes By West Bay LLC 9.500%, 04/30/27 (i) (j)	1,259,000	1,189,755
Landsea Homes Corp. 11.000%, 07/17/28 † (i) (j)	3,104,000	3,014,915
LGI Homes, Inc. 8.750%, 12/15/28 (144A)	530,000	563,788
M/I Homes, Inc. 4.950%, 02/01/28	598,000	575,489
Mattamy Group Corp. 4.625%, 03/01/30 (144A)	337,000	312,316
5.250%, 12/15/27 (144A)	328,000	318,882
New Home Co., Inc. 8.250%, 10/15/27 (144A)	110,000	102,575
Tri Pointe Homes, Inc. 5.700%, 06/15/28	35,000	34,519
Weekley Homes LLC/Weekley Finance Corp. 4.875%, 09/15/28 (144A)	175,000	163,047

		8,961,363

Insurance—0.1%
Ambac Assurance Corp. 5.100%, (144A) (k)	162,922	211,798
Aon Corp./Aon Global Holdings PLC 2.050%, 08/23/31	613,000	500,744
2.600%, 12/02/31	332,000	281,517
Hartford Financial Services Group, Inc. 4.400%, 03/15/48	337,000	294,771
Marsh & McLennan Cos., Inc. 2.900%, 12/15/51	506,000	340,308
5.450%, 03/15/53	319,000	333,468

		1,962,606

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—0.1%
EquipmentShare.com, Inc. 9.000%, 05/15/28 (144A) (g)	1,150,000	$1,183,177
Meta Platforms, Inc. 4.650%, 08/15/62	1,249,000	1,162,810
Rakuten Group, Inc. 3.546%, 11/27/24	1,900,000	1,823,999
10.250%, 11/30/24 (144A)	200,000	204,000

		4,373,986

Iron/Steel—0.0%
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/29 (144A)	269,000	274,267
Mineral Resources Ltd. 9.250%, 10/01/28 (144A)	343,000	364,873

		639,140

Lodging—0.1%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A) (g)	129,000	121,260
Grupo Posadas SAB de CV 7.000%, 12/30/27 (h) (l)	205,810	171,337
Sands China Ltd. 5.650%, 08/08/28	200,000	198,330
Sonder Holdings, Inc. 13.500%, SOFR + 9.000%, 01/19/27 † (a) (h) (i) (j)	1,515,329	1,320,306

		1,811,233

Machinery-Diversified—0.1%
CNH Industrial Capital LLC 4.200%, 01/15/24	1,862,000	1,860,566
5.450%, 10/14/25	693,000	696,017
GrafTech Global Enterprises, Inc. 9.875%, 12/15/28 (144A)	63,000	48,589
Otis Worldwide Corp. 5.250%, 08/16/28	957,000	983,577
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	471,000	462,690

		4,051,439

Media—0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3.700%, 04/01/51	1,486,000	966,538
3.900%, 06/01/52	3,691,000	2,481,755
3.950%, 06/30/62	1,581,000	994,627
4.800%, 03/01/50	510,000	394,777
5.375%, 05/01/47	699,000	594,026
Comcast Corp. 1.500%, 02/15/31	340,000	278,639
2.937%, 11/01/56	3,049,000	2,005,388
2.987%, 11/01/63	1,001,000	645,203
3.250%, 11/01/39	394,000	319,140
4.800%, 05/15/33	1,442,000	1,459,818
Cox Communications, Inc. 3.150%, 08/15/24 (144A)	190,000	186,810

Media—(Continued)
CSC Holdings LLC 5.250%, 06/01/24	1,043,000	1,020,999
5.500%, 04/15/27 (144A)	400,000	369,719
DISH DBS Corp. 5.875%, 11/15/24	570,000	534,525
FactSet Research Systems, Inc. 3.450%, 03/01/32	2,231,000	1,997,923
Nexstar Media, Inc. 4.750%, 11/01/28 (144A) (g)	349,000	321,597

		14,571,484

Mining—0.1%
FMG Resources August 2006 Pty. Ltd. 4.375%, 04/01/31 (144A)	234,000	213,996
Freeport Indonesia PT 4.763%, 04/14/27	200,000	196,500
Glencore Funding LLC 2.625%, 09/23/31 (144A)	927,000	786,572
6.375%, 10/06/30 (144A)	1,775,000	1,905,647
Newmont Corp. 2.250%, 10/01/30	1,052,000	907,983
Vedanta Resources Finance II PLC 8.950%, 03/11/25 (144A)	412,000	306,425

		4,317,123

Miscellaneous Manufacturing—0.1%
Textron, Inc. 2.450%, 03/15/31	1,079,000	919,348
3.900%, 09/17/29	1,538,000	1,462,112

		2,381,460

Oil & Gas—2.0%
Antero Resources Corp. 5.375%, 03/01/30 (144A) (g)	1,864,000	1,786,571
7.625%, 02/01/29 (144A) (g)	1,388,000	1,424,264
Apache Corp. 4.750%, 04/15/43	475,000	373,840
5.250%, 02/01/42	1,463,000	1,224,312
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.750%, 07/15/28 (144A)	522,000	518,508
Civitas Resources, Inc.
5.000%, 10/15/26 (144A)	294,000	285,122
8.375%, 07/01/28 (144A)	638,000	666,037
Devon Energy Corp. 4.500%, 01/15/30	1,155,000	1,108,939
Diamondback Energy, Inc. 3.125%, 03/24/31	7,135,000	6,341,756
3.250%, 12/01/26	8,219,000	7,959,980
3.500%, 12/01/29	11,200,000	10,401,656
Ecopetrol SA 4.125%, 01/16/25	42,000	41,038
8.875%, 01/13/33	71,000	77,140
EDO Sukuk Ltd. 5.875%, 09/21/33 (144A)	250,000	257,500

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Empresa Nacional del Petroleo 3.750%, 08/05/26	200,000	$189,649
Energian Israel Finance Ltd. 8.500%, 09/30/33	20,591	19,639
EQT Corp. 3.125%, 05/15/26 (144A)	1,663,000	1,577,870
3.625%, 05/15/31 (144A)	1,274,000	1,137,771
3.900%, 10/01/27 (g)	3,175,000	3,037,352
5.000%, 01/15/29 (g)	1,411,000	1,397,767
5.700%, 04/01/28	1,030,000	1,045,262
7.000%, 02/01/30 (g)	777,000	833,907
Hess Corp. 5.600%, 02/15/41	295,000	309,799
6.000%, 01/15/40	287,000	312,092
Leviathan Bond Ltd. 6.750%, 06/30/30 (144A)	2,998	2,729
MC Brazil Downstream Trading Sarl 7.250%, 06/30/31 (144A)	220,329	172,683
Northern Oil & Gas, Inc. 8.750%, 06/15/31 (144A)	107,000	111,451
Ovintiv, Inc. 5.650%, 05/15/28 (g)	945,000	964,222
Permian Resources Operating LLC 5.875%, 07/01/29 (144A)	134,000	130,645
7.000%, 01/15/32 (144A)	140,000	144,434
8.000%, 04/15/27 (144A)	358,000	371,094
Petroleos Mexicanos 4.875%, 01/18/24	181,000	180,449
6.500%, 03/13/27	765,000	713,080
6.875%, 08/04/26	957,000	929,266
7.190%, 09/12/24 (MXN)	4,225,600	237,352
8.750%, 06/02/29	69,800	67,859
Petrorio Luxembourg Trading SARL 6.125%, 06/09/26 (144A)	186,000	182,567
Pioneer Midco LLC 11.625% PIK, 11/18/30 (144A) † (h) (i) (j)	1,117,728	1,117,728
Pioneer Natural Resources Co. 2.150%, 01/15/31	584,000	496,136
Shelf Drilling Holdings Ltd. 9.625%, 04/15/29 (144A) (g)	1,295,000	1,267,239
Shelf Drilling North Sea Holdings Ltd. 10.250%, 10/31/25 (144A)	548,000	545,328
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. 7.875%, 11/01/28 (144A)	200,000	207,244
Sunoco LP/Sunoco Finance Corp. 4.500%, 04/30/30	314,000	290,705
Transocean Titan Financing Ltd. 8.375%, 02/01/28 (144A)	110,000	114,124
Transocean, Inc. 8.750%, 02/15/30 (144A)	110,200	115,133
Vantage Drilling International 9.500%, 02/15/28 (144A)	343,000	337,860
Viper Energy, Inc. 5.375%, 11/01/27 (144A) (g)	2,858,000	2,806,033
7.375%, 11/01/31 (144A)	1,040,000	1,076,400

Oil & Gas—(Continued)
YPF SA 7.000%, 12/15/47 (144A)	111,000	83,851
8.500%, 06/27/29	28,000	25,902

		55,019,285

Packaging & Containers—0.1%
Amcor Finance USA, Inc. 5.625%, 05/26/33	275,000	285,919
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28 (144A)	376,000	328,934
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, 04/30/25 (144A) (g)	376,000	365,668
5.250%, 08/15/27 (144A) (g)	200,000	155,373
Berry Global, Inc. 5.500%, 04/15/28 (144A)	388,000	392,252
Clydesdale Acquisition Holdings, Inc. 8.750%, 04/15/30 (144A)	192,000	179,014
Mauser Packaging Solutions Holding Co. 7.875%, 08/15/26 (144A)	736,000	749,013
Trivium Packaging Finance BV 5.500%, 08/15/26 (144A)	317,000	311,012

		2,767,185

Pharmaceuticals—0.8%
AbbVie, Inc. 4.500%, 05/14/35	3,716,000	3,634,365
4.550%, 03/15/35	3,556,000	3,487,208
Bayer U.S. Finance LLC 6.375%, 11/21/30 (144A) (g)	2,752,000	2,831,420
CVS Health Corp. 2.700%, 08/21/40	629,000	448,431
5.125%, 07/20/45	298,000	281,933
5.625%, 02/21/53	1,531,000	1,551,831
Pfizer Investment Enterprises Pte. Ltd. 4.750%, 05/19/33	2,924,000	2,930,564
5.300%, 05/19/53	4,788,000	4,887,993
Takeda Pharmaceutical Co. Ltd. 2.050%, 03/31/30	1,906,000	1,633,204

		21,686,949

Pipelines—3.4%
Buckeye Partners LP 4.125%, 03/01/25 (144A)	130,000	126,014
4.350%, 10/15/24	500,000	489,989
Cameron LNG LLC 3.302%, 01/15/35 (144A)	3,003,000	2,556,962
3.402%, 01/15/38 (144A)	1,949,000	1,644,046
Cheniere Corpus Christi Holdings LLC 2.742%, 12/31/39	1,822,000	1,451,566
3.700%, 11/15/29	2,777,000	2,622,800
5.125%, 06/30/27	5,713,000	5,740,740
5.875%, 03/31/25	4,223,000	4,232,000
Cheniere Energy Partners LP
3.250%, 01/31/32	4,680,000	3,987,509

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Cheniere Energy Partners LP
4.000%, 03/01/31	1,431,000	$1,300,983
4.500%, 10/01/29 (g)	4,093,000	3,914,819
5.950%, 06/30/33 (144A)	1,035,000	1,062,676
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	174,000	202,747
Energy Transfer LP 4.900%, 03/15/35	298,000	283,643
4.950%, 01/15/43	375,000	326,030
5.000%, 05/15/50 (g)	3,241,000	2,889,580
5.150%, 02/01/43	492,000	437,532
5.300%, 04/15/47	763,000	699,553
5.400%, 10/01/47	1,815,000	1,691,185
5.625%, 05/01/27 (144A)	100,000	99,659
5.750%, 04/01/25	1,114,000	1,114,446
6.000%, 02/01/29 (144A)	508,000	512,564
6.100%, 02/15/42	353,000	353,867
6.125%, 12/15/45	335,000	337,411
6.400%, 12/01/30	161,000	172,141
7.375%, 02/01/31 (144A) (g)	6,270,000	6,589,367
Kinder Morgan Energy Partners LP 4.700%, 11/01/42	653,000	559,915
5.800%, 03/15/35	562,000	572,199
Kinder Morgan, Inc. 4.300%, 03/01/28	1,120,000	1,104,296
5.200%, 06/01/33 (g)	648,000	644,098
NGPL PipeCo LLC 3.250%, 07/15/31 (144A)	2,904,000	2,521,492
4.875%, 08/15/27 (144A)	1,672,000	1,640,700
7.768%, 12/15/37 (144A)	387,000	430,402
Northwest Pipeline LLC 4.000%, 04/01/27	2,901,000	2,864,113
ONEOK, Inc. 4.450%, 09/01/49	367,000	306,987
6.625%, 09/01/53 (g)	1,130,000	1,264,625
Sabine Pass Liquefaction LLC 5.000%, 03/15/27 (g)	2,923,000	2,935,613
5.625%, 03/01/25	6,525,000	6,537,485
5.750%, 05/15/24	220,000	219,872
5.875%, 06/30/26	6,215,000	6,326,847
5.900%, 09/15/37 (g)	680,000	716,521
Targa Resources Corp. 4.200%, 02/01/33	2,296,000	2,111,020
5.200%, 07/01/27	1,434,000	1,440,884
6.150%, 03/01/29	799,000	835,512
6.500%, 03/30/34 (g)	825,000	890,397
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000%, 01/15/32	874,000	798,076
4.875%, 02/01/31	1,602,000	1,556,199
5.000%, 01/15/28	2,787,000	2,752,447
5.500%, 03/01/30	2,248,000	2,247,595
Texas Eastern Transmission LP 3.500%, 01/15/28 (144A)	2,623,000	2,473,177
Transcontinental Gas Pipe Line Co. LLC
3.950%, 05/15/50	592,000	477,681

Pipelines—(Continued)
Transcontinental Gas Pipe Line Co. LLC
4.000%, 03/15/28	1,812,000	1,755,310
4.600%, 03/15/48	1,753,000	1,578,444
7.850%, 02/01/26	2,334,000	2,443,962
Venture Global LNG, Inc. 8.125%, 06/01/28 (144A)	466,000	470,612
Western Midstream Operating LP 4.750%, 08/15/28	2,000	1,952
6.350%, 01/15/29	251,000	262,147

		95,580,409

Real Estate—0.2%
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25 (144A) (g)	470,000	465,300
Howard Hughes Corp. 5.375%, 08/01/28 (144A)	416,000	399,828
Lessen, Inc. 12.580%, SOFR + 8.500%, 01/05/28 † (a) (i) (j)	1,727,283	1,578,391
Resort Communities Loanco LP 12.000%, 2.000% PIK, 11/21/28 (h) (i) (j)	4,248,000	4,120,560

		6,564,079

Real Estate Investment Trusts—1.2%
American Tower Corp. 1.875%, 10/15/30	1,989,000	1,630,351
2.100%, 06/15/30	1,202,000	1,008,252
2.300%, 09/15/31 †	428,000	353,882
2.700%, 04/15/31	1,781,000	1,529,360
4.050%, 03/15/32	302,000	282,753
Crown Castle, Inc. 2.100%, 04/01/31	1,111,000	904,862
3.100%, 11/15/29	1,778,000	1,590,776
3.300%, 07/01/30	2,357,000	2,113,160
Equinix, Inc. 2.000%, 05/15/28	315,000	280,946
2.150%, 07/15/30	660,000	559,172
2.500%, 05/15/31	333,000	282,658
3.200%, 11/18/29	978,000	898,227
Extra Space Storage LP 5.500%, 07/01/30 (g)	610,000	623,815
GLP Capital LP/GLP Financing II, Inc. 3.250%, 01/15/32	3,648,000	3,079,832
4.000%, 01/15/30	2,544,000	2,321,350
4.000%, 01/15/31 (g)	1,848,000	1,664,371
5.300%, 01/15/29	1,547,000	1,538,055
5.750%, 06/01/28	2,350,000	2,371,103
6.750%, 12/01/33	790,000	852,276
NNN REIT, Inc. 3.100%, 04/15/50	473,000	315,098
3.500%, 04/15/51	889,000	642,128
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/29 (144A)	454,000	420,239
Realty Income Corp. 3.100%, 12/15/29	486,000	445,461
3.250%, 01/15/31 (g)	685,000	622,365

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Service Properties Trust 4.500%, 03/15/25	237,000	$231,371
5.500%, 12/15/27	71,000	65,005
7.500%, 09/15/25	680,000	687,557
8.625%, 11/15/31 (144A)	419,000	438,874
VICI Properties LP 4.750%, 02/15/28 (g)	2,147,000	2,101,831
4.950%, 02/15/30	4,039,000	3,919,122
VICI Properties LP/VICI Note Co., Inc. 3.750%, 02/15/27 (144A)	786,000	741,948
XHR LP 4.875%, 06/01/29 (144A) (g)	70,000	64,434

		34,580,634

Retail—0.1%
Lowe’s Cos., Inc. 2.800%, 09/15/41	2,294,000	1,675,711
4.250%, 09/15/44	352,000	288,994
4.500%, 04/15/30	930,000	924,599

		2,889,304

Semiconductors—0.3%
Broadcom, Inc. 3.137%, 11/15/35 (144A)	2,917,000	2,394,810
3.187%, 11/15/36 (144A)	1,510,000	1,223,635
3.419%, 04/15/33 (144A)	808,000	709,672
3.469%, 04/15/34 (144A)	918,000	798,664
Intel Corp. 3.200%, 08/12/61	394,000	271,072
KLA Corp. 4.950%, 07/15/52	605,000	611,199
5.000%, 03/15/49	318,000	315,283
5.250%, 07/15/62	380,000	396,337
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.300%, 06/18/29	1,407,000	1,366,932

		8,087,604

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 2.043%, 08/16/28	2,739,000	2,407,700
3.483%, 12/01/27	1,997,000	1,887,865
4.200%, 05/01/30	598,000	569,900

		4,865,465

Software—0.5%
Autodesk, Inc. 2.400%, 12/15/31	326,000	278,920
Cloud Software Group, Inc. 9.000%, 09/30/29 (144A)	77,000	73,185
MSCI, Inc.
3.250%, 08/15/33 (144A)	1,411,000	1,179,295
3.625%, 09/01/30 (144A)	676,000	611,641
3.625%, 11/01/31 (144A)	1,116,000	982,235
3.875%, 02/15/31 (144A)	2,220,000	2,028,371
4.000%, 11/15/29 (144A)	851,000	799,836

Software—(Continued)
Oracle Corp. 3.600%, 04/01/40	4,533,000	3,614,634
3.600%, 04/01/50	414,000	306,652
3.950%, 03/25/51	1,804,000	1,412,650
4.000%, 07/15/46	1,575,000	1,262,430
4.500%, 07/08/44	925,000	806,629
Playtika Holding Corp. 4.250%, 03/15/29 (144A)	82,000	71,549

		13,428,027

Telecommunications—1.8%
AT&T, Inc. 3.550%, 09/15/55	482,000	346,547
3.650%, 09/15/59	3,682,000	2,638,861
3.800%, 12/01/57	5,901,000	4,386,464
4.500%, 05/15/35	1,076,000	1,019,209
5.400%, 02/15/34	2,476,000	2,553,561
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	130,000	105,950
Digicel Group Holdings Ltd.
Zero Coupon, 12/31/30 (144A) (m)	242,322	55,735
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.000%, 12/31/26 (144A) † (m)	48,530	971
8.750%, 05/25/24 (144A)	121,567	113,723
13.000%, 12/31/25 (144A)	73,953	49,918
Kenbourne Invest SA 4.700%, 01/22/28 (144A)	210,000	111,000
6.875%, 11/26/24 (144A)	310,000	214,489
Level 3 Financing, Inc. 4.625%, 09/15/27 (144A) †	426,000	255,600
Level 3 New Money TSA 11.000%, 11/15/29 (i) (j)	1,046,137	1,046,137
Motorola Solutions, Inc. 2.750%, 05/24/31	3,030,000	2,589,740
5.500%, 09/01/44	1,134,000	1,126,340
5.600%, 06/01/32	2,486,000	2,564,575
Sprint LLC 7.125%, 06/15/24	3,629,000	3,644,739
7.625%, 02/15/25	6,236,000	6,345,043
7.625%, 03/01/26	398,000	415,799
T-Mobile USA, Inc. 3.875%, 04/15/30	3,087,000	2,927,407
Verizon Communications, Inc.
1.750%, 01/20/31 (g)	2,704,000	2,223,984
2.355%, 03/15/32	9,517,000	7,915,968
2.550%, 03/21/31	947,000	816,550
2.650%, 11/20/40	965,000	695,301
2.850%, 09/03/41	439,000	324,317
3.000%, 11/20/60	911,000	597,176
3.150%, 03/22/30	1,255,000	1,147,084
4.400%, 11/01/34 (g)	2,965,000	2,852,579
5.850%, 09/15/35	293,000	314,116

		49,398,883

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 02/15/51	458,000	$330,876
3.300%, 09/15/51	1,338,000	1,016,397
4.550%, 09/01/44	634,000	591,560
5.200%, 04/15/54	785,000	816,992
CSX Corp. 2.500%, 05/15/51	810,000	522,120
4.250%, 11/01/66	537,000	457,315
4.500%, 03/15/49	400,000	365,651
4.500%, 11/15/52	680,000	631,031
Norfolk Southern Corp. 3.050%, 05/15/50	2,510,000	1,785,268
4.050%, 08/15/52	451,000	380,940
5.350%, 08/01/54	887,000	921,805
Ryder System, Inc. 5.250%, 06/01/28	544,000	551,073
Union Pacific Corp. 2.973%, 09/16/62	582,000	391,442
3.750%, 02/05/70	1,260,000	971,532
3.839%, 03/20/60	499,000	407,056
3.850%, 02/14/72	690,000	547,989
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	575,106	553,440

		11,242,487

Total Corporate Bonds & Notes (Cost $722,805,273)		741,012,967

Asset-Backed Securities—9.8%

Asset-Backed - Credit Card—0.0%
BA Credit Card Trust 4.980%, 11/15/28	1,308,000	1,323,220

Asset-Backed - Home Equity—0.9%
Ace Securities Corp.
Zero Coupon, 08/15/30	614,343	530,718
ACE Securities Corp. Home Equity Loan Trust 5.730%, 1M TSFR + 0.374%, 05/25/37 (a)	1,007,533	169,924
Argent Mortgage Loan Trust 5.950%, 1M TSFR + 0.594%, 05/25/35 (a)	1,768,882	1,337,992
Bayview Financial Revolving Asset Trust 6.471%, 1M TSFR + 1.114%, 05/28/39 (144A) (a)	3,421,268	2,874,259
6.471%, 1M TSFR + 1.114%, 12/28/40 (144A) (a)	134,216	136,986
Bear Stearns Asset-Backed Securities I Trust 5.820%, 1M TSFR + 0.464%, 04/25/37 (a)	2,511,121	2,633,785
6.250%, 12/25/35 (l)	1,196,497	1,025,906
6.250%, 02/25/36 (l)	1,461,182	1,077,725
7.195%, 1M TSFR + 1.839%, 08/25/34 (a)	8,609	8,207
Bear Stearns Asset-Backed Securities Trust 6.030%, 1M TSFR + 0.674%, 04/25/36 (a)	2,034,389	1,840,973
7.111%, 1M TSFR + 5.364%, 06/25/35 (a)	2,142,000	2,153,782
Bear Stearns Structured Products Trust 7.470%, 1M TSFR + 2.114%, 03/25/37 (144A) (a)	1,341,117	1,316,217

Asset-Backed - Home Equity—(Continued)
Citigroup Mortgage Loan Trust, Inc. 5.670%, 1M TSFR + 0.314%, 05/25/37 (a)	1,633,805	1,058,891
5.740%, 1M TSFR + 0.384%, 05/25/37 (a)	742,146	481,547
CSMC Trust 2.465%, 09/27/66 (144A) (a)	3,007,542	2,973,783
CWHEQ Home Equity Loan Trust 6.155%, 06/25/35	35,709	42,948
Home Equity Mortgage Loan Asset-Backed Trust 4.031%, 1M TSFR + 2.139%, 07/25/34 (a)	114,613	110,304
Home Equity Mortgage Trust 5.867%, 07/25/36 (l)	463,945	50,733
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (l)	38,982	36,875
MASTR Asset-Backed Securities Trust 5.750%, 1M TSFR + 0.394%, 05/25/37 (a)	621,846	477,239
5.990%, 1M TSFR + 0.634%, 06/25/36 (144A) (a)	320,223	280,577
Morgan Stanley Mortgage Loan Trust 6.463%, 01/25/47 (l)	3,264,290	1,181,150
Option One Mortgage Loan Trust 5.680%, 1M TSFR + 0.324%, 03/25/37 (a)	930,000	749,117
5.820%, 03/25/37 (l)	769,770	681,130
5.866%, 01/25/37 (l)	2,284,419	1,883,596
Yale Mortgage Loan Trust 5.870%, 1M TSFR + 0.514%, 06/25/37 (144A) (a)	714,278	227,665

		25,342,029

Asset-Backed - Manufactured Housing—0.4%
Bank of America Manufactured Housing Contract Trust 7.070%, 02/10/22 (a)	470,000	98,185
7.315%, 12/10/25 (a)	4,000,000	674,105
BCMSC Trust 7.575%, 06/15/30 (a)	1,270,292	142,245
7.830%, 06/15/30 (a)	1,178,847	136,449
8.290%, 06/15/30 (a)	850,435	104,219
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (a)	1,631,453	1,562,406
Conseco Finance Corp. 6.830%, 04/01/30 (a)	1,465,503	1,380,320
7.500%, 03/01/30 (a)	356,756	123,476
7.860%, 03/01/30 (a)	333,130	120,150
Conseco Finance Securitizations Corp. 7.960%, 05/01/31	878,314	238,311
8.060%, 09/01/29 (a)	586,391	108,313
8.200%, 05/01/31	1,604,918	448,589
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (a)	259,736	259,067
Credit-Based Asset Servicing & Securitization LLC 6.750%, 10/25/36 (144A) (l)	3,983,201	3,020,855
Greenpoint Manufactured Housing 8.290%, 12/15/29 (a)	56,535	56,412
9.230%, 12/15/29 (a)	358,373	340,526
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (a)	683,850	688,219

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—(Continued)
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (a)	158,340	$82,316
7.620%, 06/15/32 (a)	806,728	783,638
Origen Manufactured Housing Contract Trust 6.676%, 1M TSFR + 1.314%, 10/15/37 (144A) (a)	161,838	157,375
7.820%, 03/15/32 (a)	200,504	194,900

		10,720,076

Asset-Backed - Other—7.7%
510 Loan Acquisition Trust 8.107%, 09/25/60 (144A) (l)	757,816	755,044
522 Funding CLO Ltd. 8.077%, 3M TSFR + 2.662%, 04/20/30 (144A) (a)	625,000	624,994
9.327%, 3M TSFR + 3.912%, 04/20/30 (144A) (a)	360,000	360,016
AGL CLO 12 Ltd. 6.837%, 3M TSFR + 1.422%, 07/20/34 (144A) (a)	1,310,000	1,309,147
AGL CLO 14 Ltd. 6.824%, 3M TSFR + 1.412%, 12/02/34 (144A) (a)	1,330,000	1,329,943
AGL Core CLO 15 Ltd. 6.827%, 3M TSFR + 1.412%, 01/20/35 (144A) (a)	250,000	249,615
AGL Core CLO 4 Ltd. 6.747%, 3M TSFR + 1.332%, 04/20/33 (144A) (a)	860,000	857,940
AIMCO CLO 6.756%, 3M TSFR + 1.362%, 01/15/32 (144A) (a)	940,000	939,504
7.264%, 3M TSFR + 1.862%, 10/17/34 (144A) (a)	250,000	246,427
Allegro CLO II-S Ltd. 6.754%, 3M TSFR + 1.342%, 10/21/28 (144A) (a)	502,699	502,495
ALM Ltd. 7.506%, 3M TSFR + 2.112%, 10/15/29 (144A) (a)	1,220,000	1,218,336
ALME Loan Funding V DAC 9.375%, 3M EURIBOR + 5.410%, 07/15/31 (144A) (EUR) (a)	270,000	293,955
AMMC CLO XIII Ltd. 6.710%, 3M TSFR + 1.312%, 07/24/29 (144A) (a)	72,716	72,716
Anchorage Capital CLO 17 Ltd. 6.826%, 3M TSFR + 1.432%, 07/15/34 (144A) (a)	1,890,000	1,881,391
Anchorage Capital CLO 3-R Ltd. 7.152%, 3M TSFR + 1.762%, 01/28/31 (144A) (a)	1,270,000	1,263,901
7.502%, 3M TSFR + 2.112%, 01/28/31 (144A) (a)	250,000	244,526
Anchorage Capital CLO 6 Ltd. 6.706%, 3M TSFR + 1.312%, 07/15/30 (144A) (a)	594,869	594,845
Anchorage Capital CLO 7 Ltd. 6.742%, 3M TSFR + 1.352%, 01/28/31 (144A) (a)	730,980	730,230
7.402%, 3M TSFR + 2.012%, 01/28/31 (144A) (a)	1,480,000	1,479,945
9.152%, 3M TSFR + 3.762%, 01/28/31 (144A) (a)	250,000	244,919
Anchorage Capital CLO 8 Ltd. 7.449%, 3M TSFR + 2.062%, 10/27/34 (144A) (a)	1,050,000	1,049,535
Anchorage Capital CLO Ltd. 6.905%, 3M TSFR + 1.512%, 10/13/30 (144A) (a)	544,291	544,772
7.805%, 3M TSFR + 2.412%, 10/13/30 (144A) (a)	590,000	587,448
Apidos CLO XXII Ltd. 7.177%, 3M TSFR + 1.762%, 04/20/31 (144A) (a)	250,000	249,171
Apidos CLO XXVI Ltd. 7.607%, 3M TSFR + 2.212%, 07/18/29 (144A) (a)	250,000	248,117

Asset-Backed - Other—(Continued)
ARES European CLO XII DAC 5.693%, 3M EURIBOR + 1.700%, 04/20/32 (144A) (EUR) (a)	297,000	321,182
ARES LII CLO Ltd. 6.724%, 3M TSFR + 1.312%, 04/22/31 (144A) (a)	1,330,000	1,326,421
ARES LIX CLO Ltd. 6.670%, 3M TSFR + 1.292%, 04/25/34 (144A) (a)	250,000	247,690
ARES LVI CLO Ltd. 6.800%, 3M TSFR + 1.422%, 10/25/34 (144A) (a)	350,000	349,565
ARES XXXVII CLO Ltd. 6.826%, 3M TSFR + 1.432%, 10/15/30 (144A) (a)	346,357	346,347
Arm Master Trust LLC Agricultural Loan Backed Notes 2.430%, 11/15/27 (144A)	370,000	354,642
Armada Euro CLO III DAC 7.265%, 3M EURIBOR + 3.300%, 07/15/31 (144A) (EUR) (a)	250,000	271,903
ASSURANT CLO Ltd. 6.717%, 3M TSFR + 1.302%, 04/20/31 (144A) (a)	472,445	471,762
Avoca CLO XXII DAC 5.265%, 3M EURIBOR + 1.300%, 04/15/35 (EUR) (a)	150,000	158,249
6.865%, 3M EURIBOR + 2.900%, 04/15/35 (144A) (EUR) (a)	250,000	254,905
Bain Capital Credit CLO Ltd. 7.177%, 3M TSFR + 1.762%, 07/20/30 (144A) (a)	250,000	247,222
7.258%, 3M TSFR + 1.862%, 07/19/31 (144A) (a)	250,000	247,581
8.760%, 3M TSFR + 3.362%, 07/24/34 (144A) (a)	250,000	243,516
Ballyrock CLO Ltd. 11.827%, 3M TSFR + 6.412%, 10/20/31 (144A) (a)	250,000	248,115
Bankers Healthcare Group Securitization Trust 5.170%, 09/17/31 (144A)	100,000	95,752
Bardot CLO Ltd. 8.674%, 3M TSFR + 3.262%, 10/22/32 (144A) (a)	250,000	245,988
Barings CLO Ltd. 6.747%, 3M TSFR + 1.332%, 04/20/31 (144A) (a)	250,000	249,438
6.867%, 3M TSFR + 1.452%, 10/20/30 (144A) (a)	684,312	684,719
7.077%, 3M TSFR + 1.662%, 01/20/31 (144A) (a)	250,000	246,982
Battalion CLO 18 Ltd. 7.406%, 3M TSFR + 2.012%, 10/15/36 (144A) (a)	298,000	296,174
Battalion CLO VIII Ltd. 6.727%, 3M TSFR + 1.332%, 07/18/30 (144A) (a)	1,105,230	1,104,655
7.207%, 3M TSFR + 1.812%, 07/18/30 (144A) (a)	642,000	640,878
Battalion CLO XI Ltd. 7.380%, 3M TSFR + 1.982%, 04/24/34 (144A) (a)	250,000	246,207
Battalion CLO XX Ltd. 6.836%, 3M TSFR + 1.442%, 07/15/34 (144A) (a)	730,000	726,070
Benefit Street Partners CLO III Ltd. 7.327%, 3M TSFR + 1.912%, 07/20/29 (144A) (a)	290,000	289,716
Benefit Street Partners CLO V-B Ltd. 6.767%, 3M TSFR + 1.352%, 04/20/31 (144A) (a)	992,749	990,795
Benefit Street Partners CLO VIII Ltd. 6.777%, 3M TSFR + 1.362%, 01/20/31 (144A) (a)	1,689,877	1,689,020
Benefit Street Partners CLO XII Ltd. 7.656%, 3M TSFR + 2.262%, 10/15/30 (144A) (a)	270,000	266,247
Benefit Street Partners CLO XX Ltd. 12.406%, 3M TSFR + 7.012%, 07/15/34 (144A) (a)	250,000	247,508

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
BHG Securitization Trust 2.240%, 10/17/34 (144A)	130,000	$112,093
BlueMountain CLO Ltd. 6.854%, 3M TSFR + 1.442%, 10/22/30 (144A) (a)	524,845	525,027
BlueMountain CLO XXII Ltd. 7.156%, 3M TSFR + 1.762%, 07/15/31 (144A) (a)	660,000	655,000
BlueMountain CLO XXVIII Ltd. 6.916%, 3M TSFR + 1.522%, 04/15/34 (144A) (a)	100,000	99,952
BlueMountain EUR CLO DAC 5.715%, 3M EURIBOR + 1.750%, 10/15/35 (144A) (EUR) (a)	560,000	597,572
Bridge Street CLO II Ltd. 6.907%, 3M TSFR + 1.492%, 07/20/34 (144A) (a)	250,000	249,527
Buttermilk Park CLO Ltd. 6.756%, 3M TSFR + 1.362%, 10/15/31 (144A) (a)	250,000	249,947
C-BASS Trust 5.790%, 1M TSFR + 0.434%, 10/25/36 (a)	155,255	97,251
Canyon Capital CLO Ltd. 6.756%, 3M TSFR + 1.362%, 04/15/32 (144A) (a)	460,000	459,126
Canyon CLO Ltd. 7.356%, 3M TSFR + 1.962%, 01/15/34 (144A) (a)	290,000	286,833
Carlyle Global Market Strategies CLO Ltd. 6.634%, 3M TSFR + 1.232%, 04/17/31 (144A) (a)	923,210	920,796
Carlyle U.S. CLO Ltd. 6.816%, 3M TSFR + 1.422%, 07/15/34 (144A) (a)	610,000	609,980
6.836%, 3M TSFR + 1.442%, 01/15/30 (144A) (a)	1,346,644	1,345,976
Carrington Mortgage Loan Trust 5.630%, 1M TSFR + 0.274%, 10/25/36 (a)	126,404	122,311
CBAM Ltd. 6.927%, 3M TSFR + 1.512%, 07/20/30 (144A) (a)	1,509,964	1,510,085
Cedar Funding II CLO Ltd. 6.757%, 3M TSFR + 1.342%, 04/20/34 (144A) (a)	535,000	532,650
7.027%, 3M TSFR + 1.612%, 04/20/34 (144A) (a)	510,000	499,332
Cedar Funding IX CLO Ltd. 6.657%, 3M TSFR + 1.242%, 04/20/31 (144A) (a)	373,779	373,041
Cedar Funding V CLO Ltd. 6.764%, 3M TSFR + 1.362%, 07/17/31 (144A) (a)	770,000	769,592
Cedar Funding VI CLO Ltd. 6.727%, 3M TSFR + 1.312%, 04/20/34 (144A) (a)	3,020,000	3,003,302
Cedar Funding XI CLO Ltd. 7.005%, 3M TSFR + 1.612%, 05/29/32 (144A) (a)	250,000	248,113
Chase Funding Trust 6.333%, 04/25/32 (l)	19,738	19,625
CIFC Funding Ltd.
6.657%, 3M TSFR + 1.262%, 04/18/31 (144A) (a)	1,265,327	1,265,351
6.684%, 3M TSFR + 1.272%, 04/23/29 (144A) (a)	725,266	725,236
6.706%, 3M TSFR + 1.312%, 07/15/33 (144A) (a)	1,100,000	1,099,972
6.796%, 3M TSFR + 1.402%, 07/15/34 (144A) (a)	280,000	279,866
6.806%, 3M TSFR + 1.412%, 07/15/36 (144A) (a)	250,000	249,989
6.807%, 3M TSFR + 1.392%, 10/20/34 (144A) (a)	1,190,000	1,189,559
7.249%, 3M TSFR + 1.862%, 04/27/31 (144A) (a)	250,000	249,058
7.406%, 3M TSFR + 2.012%, 07/16/30 (144A) (a)	250,000	249,996
Citigroup Mortgage Loan Trust, Inc. 5.640%, 1M TSFR + 0.284%, 07/25/45 (a)	564,114	384,940
Clear Creek CLO Ltd. 6.877%, 3M TSFR + 1.462%, 10/20/30 (144A) (a)	149,019	148,946

Asset-Backed - Other—(Continued)
Clontarf Park CLO DAC 7.024%, 3M EURIBOR + 3.050%, 08/05/30 (EUR) (a)	310,000	334,664
Clover CLO LLC 6.797%, 3M TSFR + 1.382%, 04/20/32 (144A) (a)	250,000	249,872
Countrywide Asset-Backed Certificates Trust 4.519%, 04/25/36 (a)	698,726	606,875
5.790%, 1M TSFR + 0.434%, 09/25/46 (a)	1,065	1,063
Credit-Based Asset Servicing & Securitization LLC 3.072%, 12/25/36 (l)	140,087	116,009
CVC Cordatus Loan Fund IV DAC 5.262%, 3M EURIBOR + 1.300%, 02/22/34 (EUR) (a)	250,000	262,898
CWHEQ Revolving Home Equity Loan Resuritization Trust 5.776%, 1M TSFR + 0.414%, 12/15/33 (144A) (a)	21,328	21,315
CWHEQ Revolving Home Equity Loan Trust 5.626%, 1M TSFR + 0.264%, 11/15/36 (a)	119,752	117,920
5.656%, 1M TSFR + 0.294%, 05/15/35 (a)	44,991	44,777
Diameter Capital CLO 1 Ltd. 6.896%, 3M TSFR + 1.502%, 07/15/36 (144A) (a)	250,000	249,172
Dryden 43 Senior Loan Fund 6.717%, 3M TSFR + 1.302%, 04/20/34 (144A) (a)	910,000	906,882
Dryden 45 Senior Loan Fund 7.356%, 3M TSFR + 1.962%, 10/15/30 (144A) (a)	540,000	534,598
Dryden 53 CLO Ltd. 6.776%, 3M TSFR + 1.382%, 01/15/31 (144A) (a)	5,642,183	5,642,533
Dryden 65 CLO Ltd. 7.257%, 3M TSFR + 1.862%, 07/18/30 (144A) (a)	250,000	247,953
Dryden 77 CLO Ltd. 6.749%, 3M TSFR + 1.382%, 05/20/34 (144A) (a)	610,000	609,966
Dryden 87 CLO Ltd. 6.729%, 3M TSFR + 1.362%, 05/20/34 (144A) (a)	400,000	399,035
Dryden XXVIII Senior Loan Fund 6.852%, 3M TSFR + 1.462%, 08/15/30 (144A) (a)	1,939,219	1,938,339
Eaton Vance CLO Ltd. 7.856%, 3M TSFR + 2.462%, 10/15/30 (144A) (a)	710,000	704,862
Elmwood CLO II Ltd. 6.827%, 3M TSFR + 1.412%, 04/20/34 (144A) (a)	750,000	749,956
7.327%, 3M TSFR + 1.912%, 04/20/34 (144A) (a)	250,000	249,988
12.477%, 3M TSFR + 7.062%, 04/20/34 (144A) (a)	250,000	248,192
Elmwood CLO X Ltd. 6.717%, 3M TSFR + 1.302%, 10/20/34 (144A) (a)	1,220,000	1,219,930
7.627%, 3M TSFR + 2.212%, 10/20/34 (144A) (a)	250,000	247,475
Elmwood CLO XII Ltd. 6.827%, 3M TSFR + 1.412%, 01/20/35 (144A) (a)	250,000	249,864
Equity One Mortgage Pass-Through Trust 5.459%, 12/25/33 (a)	2,987,903	2,342,867
Euro-Galaxy III CLO DAC 7.219%, 3M EURIBOR + 3.250%, 04/24/34 (144A) (EUR) (a)	290,000	310,563
Fairstone Financial Issuance Trust I 3.735%, 10/20/39 (144A) (CAD)	323,000	233,331
Fidelity Grand Harbour CLO DAC 7.565%, 3M EURIBOR + 3.600%, 10/15/34 (144A) (EUR) (a)	250,000	262,148
First Franklin Mortgage Loan Trust
5.620%, 1M TSFR + 0.264%, 12/25/36 (a)	1,495,317	1,239,383
5.710%, 1M TSFR + 0.354%, 10/25/36 (a)	139,544	92,060

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
First Franklin Mortgage Loan Trust
5.750%, 1M TSFR + 0.394%, 12/25/36 (a)	3,742,533	$1,498,806
5.890%, 1M TSFR + 0.534%, 12/25/36 (a)	6,884,623	2,780,244
Flatiron CLO 18 Ltd. 6.614%, 3M TSFR + 1.212%, 04/17/31 (144A) (a)	230,368	230,307
Flatiron CLO 21 Ltd. 6.768%, 3M TSFR + 1.372%, 07/19/34 (144A) (a)	2,390,000	2,389,904
Foundation Finance Trust 2.190%, 01/15/42 (144A)	593,071	538,067
Fremont Home Loan Trust 5.750%, 1M TSFR + 0.394%, 02/25/37 (a)	647,619	491,754
FS Rialto Issuer LLC 6.723%, 1M TSFR + 1.364%, 11/16/36 (144A) (a)	566,000	556,265
Galaxy XXII CLO Ltd. 6.856%, 3M TSFR + 1.462%, 04/16/34 (144A) (a)	660,000	660,125
Galaxy XXVIII CLO Ltd. 6.756%, 3M TSFR + 1.362%, 07/15/31 (144A) (a)	243,284	243,363
Generate CLO 6 Ltd. 9.174%, 3M TSFR + 3.762%, 01/22/35 (144A) (a)	250,000	250,030
Gilbert Park CLO Ltd. 8.606%, 3M TSFR + 3.212%, 10/15/30 (144A) (a)	861,000	851,541
GoldenTree Loan Management U.S. CLO 1 Ltd. 6.807%, 3M TSFR + 1.392%, 10/20/34 (144A) (a)	910,000	909,965
Goldman Home Improvement Trust Issuer Trust 1.970%, 06/25/51 (144A)	403,000	367,775
Grippen Park CLO Ltd. 8.977%, 3M TSFR + 3.562%, 01/20/30 (144A) (a)	250,000	248,750
Henley CLO IV DAC 5.306%, 3M EURIBOR + 1.350%, 04/25/34 (EUR) (a)	100,000	105,760
Highbridge Loan Management 6.837%, 3M TSFR + 1.442%, 07/18/29 (144A) (a)	260,336	260,288
Home Partners of America Trust 3.799%, 12/17/26 (144A)	1,362,531	1,189,271
HPS Loan Management Ltd. 6.654%, 3M TSFR + 1.262%, 02/05/31 (144A) (a)	958,141	956,756
6.817%, 3M TSFR + 1.402%, 04/20/34 (144A) (a)	1,160,000	1,159,994
Invesco Euro CLO V DAC 7.765%, 3M EURIBOR + 3.800%, 01/15/34 (EUR) (a)	100,000	105,518
Knollwood CDO Ltd. 8.868%, 3M TSFR + 3.462%, 01/10/39 (144A) † (a)	1,176,180	118
LCM 26 Ltd. 6.747%, 3M TSFR + 1.332%, 01/20/31 (144A) (a)	1,910,117	1,908,182
LCM 29 Ltd. 6.726%, 3M TSFR + 1.332%, 04/15/31 (144A) (a)	250,000	248,583
Lehman ABS Mortgage Loan Trust 5.560%, 1M TSFR + 0.204%, 06/25/37 (144A) (a)	125,864	79,499
Loanpal Solar Loan Ltd. 2.290%, 01/20/48 (144A)	806,057	627,088
2.750%, 07/20/47 (144A)	853,576	673,804
Logan CLO I Ltd. 6.837%, 3M TSFR + 1.422%, 07/20/34 (144A) (a)	730,000	729,606
Long Beach Mortgage Loan Trust 5.770%, 1M TSFR + 0.414%, 06/25/36 (a)	453,869	208,390
5.790%, 1M TSFR + 0.434%, 08/25/36 (a)	510,941	199,353

Asset-Backed - Other—(Continued)
Madison Park Euro Funding XVI DAC 7.165%, 3M EURIBOR + 3.200%, 05/25/34 (144A) (EUR) (a)	250,000	$257,251
Madison Park Funding XIII Ltd. 6.608%, 3M TSFR + 1.212%, 04/19/30 (144A) (a)	983,712	983,366
Madison Park Funding XIX Ltd.
6.918%, 3M TSFR + 1.600%, 01/22/37 (144A) (a)	1,094,000	1,094,000
6.594%, 3M TSFR + 1.182%, 01/22/28 (144A) (a)	772,572	772,186
Madison Park Funding XLV Ltd. 6.776%, 3M TSFR + 1.382%, 07/15/34 (144A) (a)	790,000	790,007
Madison Park Funding XVIII Ltd. 6.614%, 3M TSFR + 1.202%, 10/21/30 (144A) (a)	4,887,464	4,882,812
Madison Park Funding XXIII Ltd. 7.649%, 3M TSFR + 2.262%, 07/27/31 (144A) (a)	250,000	247,276
Madison Park Funding XXV Ltd. 7.290%, 3M TSFR + 1.912%, 04/25/29 (144A) (a)	250,000	249,559
Madison Park Funding XXVI Ltd. 6.852%, 3M TSFR + 1.462%, 07/29/30 (144A) (a)	1,957,550	1,957,523
Madison Park Funding XXXVII Ltd. 6.726%, 3M TSFR + 1.332%, 07/15/33 (144A) (a)	350,000	348,721
Madison Park Funding XXXVIII Ltd. 6.784%, 3M TSFR + 1.382%, 07/17/34 (144A) (a)	860,000	859,089
Marble Point CLO XI Ltd. 6.837%, 3M TSFR + 1.442%, 12/18/30 (144A) (a)	491,895	491,940
Mariner CLO LLC 6.664%, 3M TSFR + 1.252%, 07/23/29 (144A) (a)	125,423	125,233
7.174%, 3M TSFR + 1.762%, 07/23/29 (144A) (a)	522,000	520,242
7.724%, 3M TSFR + 2.312%, 07/23/29 (144A) (a)	1,015,000	1,010,599
Mariner Finance Issuance Trust 3.510%, 07/20/32 (144A)	137,089	136,788
4.010%, 07/20/32 (144A)	490,000	485,858
4.680%, 11/20/36 (144A)	400,000	328,402
Merrill Lynch First Franklin Mortgage Loan Trust 5.950%, 1M TSFR + 0.594%, 05/25/37 (a)	7,451,036	5,431,831
Mill City Solar Loan Ltd. 3.690%, 07/20/43 (144A)	971,011	856,897
Mosaic Solar Loan Trust 2.100%, 04/20/46 (144A)	131,729	115,001
2.880%, 09/20/40 (144A)	110,553	98,211
MP CLO III Ltd. 6.927%, 3M TSFR + 1.512%, 10/20/30 (144A) (a)	769,837	769,271
Neuberger Berman CLO XVI-S Ltd. 6.696%, 3M TSFR + 1.302%, 04/15/34 (144A) (a)	440,000	437,603
Neuberger Berman Loan Advisers CLO 26 Ltd. 6.577%, 3M TSFR + 1.182%, 10/18/30 (144A) (a)	1,702,504	1,701,974
Neuberger Berman Loan Advisers CLO 37 Ltd. 7.127%, 3M TSFR + 1.712%, 07/20/31 (144A) (a)	250,000	248,759
Neuberger Berman Loan Advisers CLO 42 Ltd. 6.756%, 3M TSFR + 1.362%, 07/16/35 (144A) (a)	680,000	680,006
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.870%, 1M TSFR + 0.514%, 10/25/36 (144A) (a)	65,082	74,546
Oak Hill European Credit Partners V DAC 5.902%, 3M EURIBOR + 1.900%, 01/21/35 (144A) (EUR) (a)	250,000	268,214

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Oceana Australian Fixed Income Trust 12.000%, 08/31/25 (AUD) † (i) (j)	304,000	$206,912
12.500%, 08/31/26 (AUD) † (i) (j)	456,000	310,928
12.500%, 08/31/27 (AUD) † (i) (j)	759,000	517,893
OCP CLO Ltd. 6.668%, 3M TSFR + 1.262%, 04/10/33 (144A) (a)	250,000	249,087
6.721%, 3M TSFR + 1.342%, 04/26/31 (144A) (a)	155,793	155,666
6.767%, 3M TSFR + 1.352%, 07/20/32 (144A) (a)	500,000	499,741
6.857%, 3M TSFR + 1.442%, 12/02/34 (144A) (a)	330,000	328,549
7.041%, 3M TSFR + 1.662%, 04/26/31 (144A) (a)	180,000	176,827
7.560%, 3M TSFR + 2.162%, 04/24/29 (144A) (a)	911,000	911,151
7.579%, 3M TSFR + 2.212%, 11/20/30 (144A) (a)	250,000	248,502
Octagon Investment Partners 18-R Ltd. 6.616%, 3M TSFR + 1.222%, 04/16/31 (144A) (a)	2,083,837	2,079,561
Octagon Investment Partners 33 Ltd. 6.867%, 3M TSFR + 1.452%, 01/20/31 (144A) (a)	224,603	224,485
Octagon Investment Partners 37 Ltd. 7.220%, 3M TSFR + 1.842%, 07/25/30 (144A) (a)	250,000	248,483
Octagon Investment Partners 51 Ltd. 6.827%, 3M TSFR + 1.412%, 07/20/34 (144A) (a)	1,170,000	1,169,946
Octagon Investment Partners XV Ltd. 7.008%, 3M TSFR + 1.612%, 07/19/30 (144A) (a)	250,000	248,099
Octagon Investment Partners XVI Ltd. 6.684%, 3M TSFR + 1.282%, 07/17/30 (144A) (a)	3,342,149	3,335,966
Octagon Investment Partners XVII Ltd. 6.640%, 3M TSFR + 1.262%, 01/25/31 (144A) (a)	3,310,968	3,305,237
OHA Credit Funding 2 Ltd. 6.824%, 3M TSFR + 1.412%, 04/21/34 (144A) (a)	2,340,000	2,339,979
OHA Credit Funding 3 Ltd. 6.817%, 3M TSFR + 1.402%, 07/02/35 (144A) (a)	550,000	549,806
7.327%, 3M TSFR + 1.912%, 07/02/35 (144A) (a)	343,000	342,668
OHA Credit Funding 4 Ltd. 6.824%, 3M TSFR + 1.412%, 10/22/36 (144A) (a)	250,000	249,878
OHA Loan Funding Ltd. 6.680%, 3M TSFR + 1.302%, 05/23/31 (144A) (a)	5,603,977	5,604,571
OneMain Financial Issuance Trust 3.140%, 10/14/36 (144A)	3,280,000	3,068,295
OZLM Funding IV Ltd. 6.924%, 3M TSFR + 1.512%, 10/22/30 (144A) (a)	6,194,354	6,191,381
OZLM XVIII Ltd. 6.676%, 3M TSFR + 1.282%, 04/15/31 (144A) (a)	479,900	479,341
OZLM XXI Ltd. 7.577%, 3M TSFR + 2.162%, 01/20/31 (144A) (a)	320,000	316,327
OZLM XXII Ltd. 6.734%, 3M TSFR + 1.332%, 01/17/31 (144A) (a)	205,055	204,900
Palmer Square CLO Ltd. 6.664%, 3M TSFR + 1.262%, 10/17/31 (144A) (a)	560,000	559,091
6.687%, 3M TSFR + 1.292%, 04/18/31 (144A) (a)	811,424	811,015
6.756%, 3M TSFR + 1.362%, 07/16/31 (144A) (a)	1,148,097	1,148,108
6.759%, 3M TSFR + 1.392%, 05/21/34 (144A) (a)	4,195,000	4,194,773
6.794%, 3M TSFR + 1.392%, 01/17/31 (144A) (a)	851,387	851,409
6.806%, 3M TSFR + 1.412%, 01/15/35 (144A) (a)	250,000	249,813
7.025%, 3M TSFR + 1.650%, 11/15/36 (144A) (a)	250,000	250,000
7.329%, 3M TSFR + 1.962%, 05/21/34 (144A) (a)	250,000	249,877
11.256%, 3M TSFR + 5.862%, 07/16/31 (144A) (a)	250,000	242,672

Asset-Backed - Other—(Continued)
Palmer Square Loan Funding Ltd. 10.656%, 3M TSFR + 5.262%, 10/15/29 (144A) (a)	270,000	269,987
Pikes Peak CLO 1 6.840%, 3M TSFR + 1.442%, 07/24/31 (144A) (a)	250,000	250,116
Pikes Peak CLO 8 6.847%, 3M TSFR + 1.432%, 07/20/34 (144A) (a)	1,180,000	1,174,926
Post CLO Ltd. 8.606%, 3M TSFR + 3.212%, 04/16/31 (144A) (a)	250,000	246,874
PRET LLC 2.487%, 07/25/51 (144A) (l)	1,082,537	1,067,516
8.112%, 11/25/53 (144A) (l)	1,174,012	1,191,812
Prima Capital CRE Securitization Ltd. 4.000%, 08/24/40 (144A)	1,740,000	1,633,863
4.000%, 08/24/49 (144A)	177,987	168,429
Progress Residential Trust 2.757%, 04/17/38 (144A)	500,000	446,108
3.395%, 04/19/38 (144A)	967,000	865,742
3.407%, 05/17/38 (144A)	1,340,000	1,196,017
3.436%, 05/17/26 (144A)	1,070,000	957,996
3.666%, 12/17/40 (144A)	345,518	298,925
4.053%, 11/17/40 (144A)	221,000	183,241
4.608%, 12/17/40 (144A)	1,395,972	1,208,716
Race Point IX CLO Ltd. 6.596%, 3M TSFR + 1.202%, 10/15/30 (144A) (a)	691,495	689,864
Rad CLO 15 Ltd. 6.767%, 3M TSFR + 1.352%, 01/20/34 (144A) (a)	250,000	249,567
Rad CLO 2 Ltd. 6.736%, 3M TSFR + 1.342%, 10/15/31 (144A) (a)	540,000	539,986
Rad CLO 3 Ltd. 7.206%, 3M TSFR + 1.812%, 04/15/32 (144A) (a)	250,000	249,085
8.406%, 3M TSFR + 3.012%, 04/15/32 (144A) (a)	250,000	245,391
Rad CLO 4 Ltd. 8.440%, 3M TSFR + 3.062%, 04/25/32 (144A) (a)	250,000	250,020
Redwood Funding Trust 7.500%, 07/25/59 (144A) (l)	798,212	788,628
Regatta VI Funding Ltd. 6.837%, 3M TSFR + 1.422%, 04/20/34 (144A) (a)	760,000	759,477
Regatta VII Funding Ltd. 6.782%, 3M TSFR + 1.412%, 06/20/34 (144A) (a)	280,000	279,856
Regatta XVI Funding Ltd. 7.706%, 3M TSFR + 2.312%, 01/15/33 (144A) (a)	250,000	249,796
Regional Management Issuance Trust 1.900%, 08/15/33 (144A)	173,000	153,043
3.875%, 10/17/33 (i) (j)	3,710,000	3,278,898
Riserva CLO Ltd. 6.717%, 3M TSFR + 1.322%, 01/18/34 (144A) (a)	940,000	934,760
Rockford Tower CLO Ltd. 6.777%, 3M TSFR + 1.362%, 04/20/34 (144A) (a)	856,000	852,755
6.867%, 3M TSFR + 1.452%, 10/20/30 (144A) (a)	2,961,605	2,960,148
7.156%, 3M TSFR + 1.762%, 10/15/29 (144A) (a)	1,781,000	1,778,679
7.279%, 3M TSFR + 1.912%, 08/20/32 (144A) (a)	250,000	249,600
8.506%, 3M TSFR + 3.112%, 10/15/29 (144A) (a)	939,000	933,171
Romark WM-R Ltd. 6.707%, 3M TSFR + 1.292%, 04/20/31 (144A) (a)	234,395	234,123
RR 1 LLC 6.806%, 3M TSFR + 1.412%, 07/15/35 (144A) (a)	1,620,000	1,619,464

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
RR 3 Ltd. 6.746%, 3M TSFR + 1.352%, 01/15/30 (144A) (a)	691,151	$690,794
RR 5 Ltd. 7.306%, 3M TSFR + 1.912%, 10/15/31 (144A) (a)	250,000	249,757
RRX 4 Ltd. 6.856%, 3M TSFR + 1.462%, 07/15/34 (144A) (a)	1,860,000	1,860,004
RRX 5 Ltd. 7.456%, 3M TSFR + 2.062%, 07/15/34 (144A) (a)	250,000	248,461
Service Experts Issuer LLC 2.670%, 02/02/32 (144A)	729,714	678,043
SG Mortgage Securities Trust 5.680%, 1M TSFR + 0.324%, 10/25/36 (a)	570,000	402,117
Signal Peak CLO 1 Ltd. 6.824%, 3M TSFR + 1.422%, 04/17/34 (144A) (a)	1,750,000	1,742,144
7.464%, 3M TSFR + 2.062%, 04/17/34 (144A) (a)	490,000	486,239
Signal Peak CLO 2 LLC 7.177%, 3M TSFR + 1.762%, 04/20/29 (144A) (a)	1,412,000	1,412,031
Silver Creek CLO Ltd. 6.917%, 3M TSFR + 1.502%, 07/20/30 (144A) (a)	724,440	724,508
Sixth Street CLO XIX Ltd. 6.777%, 3M TSFR + 1.362%, 07/20/34 (144A) (a)	2,890,000	2,885,922
Sound Point CLO II Ltd. 6.711%, 3M TSFR + 1.332%, 01/26/31 (144A) (a)	436,560	436,051
Sound Point CLO XII Ltd. 7.727%, 3M TSFR + 2.312%, 10/20/28 (144A) (a)	780,000	780,183
Sound Point CLO XV Ltd.
6.574%, 3M TSFR + 1.162%, 01/23/29 (144A) (a)	37,912	37,903
Sound Point CLO XXVIII Ltd. 6.920%, 3M TSFR + 1.542%, 01/25/32 (144A) (a)	350,000	349,825
Soundview Home Loan Trust 6.265%, 1M TSFR + 0.909%, 01/25/35 (a)	13,865	11,888
Steele Creek CLO Ltd. 6.906%, 3M TSFR + 1.512%, 10/15/30 (144A) (a)	573,971	573,956
Symphony CLO XXIII Ltd. 7.256%, 3M TSFR + 1.862%, 01/15/34 (144A) (a)	250,000	249,031
Symphony CLO XXVI Ltd. 6.757%, 3M TSFR + 1.342%, 04/20/33 (144A) (a)	398,000	396,463
TCI-Flatiron CLO Ltd. 6.591%, 3M TSFR + 1.222%, 11/18/30 (144A) (a)	470,808	470,187
TCW CLO AMR Ltd. 6.872%, 3M TSFR + 1.482%, 08/16/34 (144A) (a)	250,000	249,074
TIAA CLO III Ltd. 6.806%, 3M TSFR + 1.412%, 01/16/31 (144A) (a)	484,714	484,458
TICP CLO VI Ltd. 6.776%, 3M TSFR + 1.382%, 01/15/34 (144A) (a)	820,000	817,838
TICP CLO XII Ltd. 6.826%, 3M TSFR + 1.432%, 07/15/34 (144A) (a)	250,000	249,997
Trestles CLO IV Ltd. 6.844%, 3M TSFR + 1.432%, 07/21/34 (144A) (a)	1,170,000	1,169,417
Trestles CLO Ltd. 8.540%, 3M TSFR + 3.162%, 04/25/32 (144A) (a)	250,000	244,587
Tricon American Homes Trust 4.564%, 05/17/37 (144A)	260,000	252,894
4.960%, 05/17/37 (144A)	180,000	175,576
Tricon Residential Trust
3.692%, 07/17/38 (144A)	795,000	712,616

Asset-Backed - Other—(Continued)
Tricon Residential Trust
4.133%, 07/17/38 (144A)	639,000	570,376
Trinitas CLO IV Ltd. 7.057%, 3M TSFR + 1.662%, 10/18/31 (144A) (a)	160,000	157,788
Trinitas CLO XIV Ltd. 7.640%, 3M TSFR + 2.262%, 01/25/34 (144A) (a)	560,000	553,705
Venture 32 CLO Ltd. 6.727%, 3M TSFR + 1.332%, 07/18/31 (144A) (a)	417,084	416,538
VOLT CVI LLC 2.734%, 12/26/51 (144A) (l)	1,580,069	1,505,321
Voya CLO Ltd. 6.716%, 3M TSFR + 1.322%, 04/15/31 (144A) (a)	1,708,511	1,707,408
6.717%, 3M TSFR + 1.302%, 04/20/34 (144A) (a)	357,000	354,099
6.786%, 3M TSFR + 1.392%, 10/15/30 (144A) (a)	798,833	798,844
Voya Euro CLO V DAC 5.715%, 3M EURIBOR + 1.750%, 04/15/35 (144A) (EUR) (a)	340,000	363,522
7.065%, 3M EURIBOR + 3.100%, 04/15/35 (144A) (EUR) (a)	250,000	259,675
Washington Mutual Asset-Backed Certificates WMABS Trust 4.486%, 1M TSFR + 0.424%, 10/25/36 (a)	512,509	380,529
5.830%, 1M TSFR + 0.474%, 09/25/36 (a)	1,677,857	458,772
Whitebox CLO I Ltd. 8.710%, 3M TSFR + 3.312%, 07/24/32 (144A) (a)	500,000	499,338
12.060%, 3M TSFR + 6.662%, 07/24/32 (144A) (a)	250,000	230,607
Whitebox CLO III Ltd.
9.006%, 3M TSFR + 3.612%, 10/15/34 (144A) (a)	250,000	250,015
12.506%, 3M TSFR + 7.112%, 10/15/34 (144A) (a)	250,000	244,776

		215,615,779

Asset-Backed - Student Loan—0.8%
College Avenue Student Loans LLC 2.420%, 06/25/52 (144A)	146,137	128,161
2.720%, 06/25/52 (144A)	89,611	79,642
4.110%, 07/26/55 (144A)	100,000	86,620
Navient Private Education Loan Trust 6.376%, 1M TSFR + 1.014%, 11/15/68 (144A) (a)	281,573	277,503
Navient Private Education Refi Loan Trust 2.610%, 04/15/60 (144A)	280,000	257,362
2.690%, 07/15/69 (144A)	450,000	358,330
3.480%, 04/15/60 (144A)	710,000	628,247
4.000%, 04/15/60 (144A)	230,000	208,816
Nelnet Student Loan Trust 2.530%, 04/20/62 (144A)	2,102,119	1,694,398
2.680%, 04/20/62 (144A)	3,120,000	2,556,626
2.850%, 04/20/62 (144A)	3,661,000	2,985,873
2.900%, 04/20/62 (144A)	1,640,000	1,367,583
3.360%, 04/20/62 (144A)	110,000	88,821
3.500%, 04/20/62 (144A)	170,000	132,222
3.570%, 04/20/62 (144A)	142,000	115,949
3.750%, 04/20/62 (144A)	277,000	224,264
4.380%, 04/20/62 (144A)	100,000	77,867
4.440%, 04/20/62 (144A)	160,000	131,674
4.750%, 04/20/62 (144A)	260,000	216,739
4.930%, 04/20/62 (144A)	374,000	311,262
7.574%, SOFR30A + 2.250%, 11/25/53 (144A) (a)	800,000	797,584

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
Prodigy Finance Ltd. 6.720%, 1M TSFR + 1.364%, 07/25/51 (144A) (a)	374,258	$371,035
7.970%, 1M TSFR + 2.614%, 07/25/51 (144A) (a)	86,204	85,706
Scholar Funding Trust 6.103%, SOFR30A + 0.764%, 01/30/45 (144A) (a)	2,570,487	2,524,952
SLM Private Education Loan Trust 10.226%, 1M TSFR + 4.864%, 10/15/41 (144A) (a)	2,391,869	2,515,444
SMB Private Education Loan Trust 2.300%, 01/15/53 (144A)	150,000	137,869
2.990%, 01/15/53 (144A)	1,339,466	1,138,511
3.000%, 01/15/53 (144A)	90,613	77,714
3.500%, 12/17/40 (144A)	1,142,870	1,106,009
3.860%, 01/15/53 (144A)	751,346	675,690
3.930%, 01/15/53 (144A)	88,378	81,660

		21,440,133

Total Asset-Backed Securities (Cost $287,161,703)		274,441,237

Mortgage-Backed Securities—8.0%

Collateralized Mortgage Obligations—3.6%
Agate Bay Mortgage Trust 3.499%, 06/25/45 (144A) (a)	104,000	64,147
3.534%, 04/25/45 (144A) (a)	150,000	98,636
3.655%, 01/25/45 (144A) (a)	130,000	85,202
Ajax Mortgage Loan Trust
Zero Coupon, 12/25/57 (144A) (a)	21,826	9,204
Zero Coupon, 11/25/58 (144A)	7,232	4,714
1.740%, 12/25/60 (144A) (a)	3,835,409	3,335,906
1.875%, 06/25/61 (144A) (a)	12,526,365	11,937,918
2.000%, 03/25/60 (144A) (l)	3,817,908	3,661,723
2.115%, 01/25/61 (144A) (l)	1,661,438	1,608,102
2.250%, 06/25/60 (144A) (l)	550,575	542,589
2.250%, 09/27/60 (144A) (l)	53,959	53,289
2.693%, 12/25/60 (144A) (a)	744,000	619,190
2.940%, 12/25/60 (144A) (a)	293,000	241,291
3.729%, 12/25/60 (144A) (a)	449,000	376,350
American Home Mortgage Assets Trust 5.952%, 12M MTA + 0.940%, 10/25/46 (a)	311,824	210,725
American Home Mortgage Investment Trust 5.660%, 1M TSFR + 0.304%, 05/25/47 (a)	3,776,336	2,016,722
Angel Oak Mortgage Trust 4.800%, 11/25/67 (144A) (l)	1,840,000	1,786,061
APS Resecuritization Trust 8.320%, 1M TSFR + 2.964%, 09/27/46 (144A) (a)	171,736	171,637
Banc of America Alternative Loan Trust 5.500%, 10/25/33	683,205	661,973
Barclays Mortgage Trust 2.000%, 11/25/51 (144A) (l)	2,843,835	2,624,915
Chase Mortgage Finance Trust 4.726%, 02/25/37 (a)	1,303,339	1,254,511
6.000%, 12/25/37	6,240,709	2,625,423
CHL Mortgage Pass-Through Trust 5.972%, 12M MTA + 0.960%, 04/25/46 (a)	3,102,478	944,701

Collateralized Mortgage Obligations—(Continued)
CHL Mortgage Pass-Through Trust 6.000%, 05/25/37	2,881,808	1,293,639
6.000%, 08/25/37	5,614,273	2,478,672
6.000%, 01/25/38	938,104	429,940
Countrywide Alternative Loan Trust 5.420%, 1M TSFR + 0.464%, 06/25/35 (a)	856,945	709,155
5.500%, 04/25/37	529,032	273,987
5.662%, 1M TSFR + 0.304%, 03/20/47 (a)	829,678	675,335
5.672%, 1M TSFR + 0.314%, 07/20/46 (a)	1,364,234	1,086,138
5.750%, 1M TSFR + 0.394%, 04/25/47 (a)	393,718	344,494
5.762%, 1M TSFR + 0.404%, 12/20/46 (a)	3,545,107	3,055,539
5.850%, 1M TSFR + 0.494%, 10/25/46 (a)	534,829	480,590
5.930%, 1M TSFR + 0.574%, 11/25/36 (a)	527,322	426,439
5.932%, 1M TSFR + 0.574%, 05/20/46 (a)	2,236,340	1,881,386
5.970%, 1M TSFR + 0.614%, 07/25/46 (a)	2,424,212	2,035,693
6.000%, 04/25/37	89,900	43,039
6.000%, 05/25/37	1,947,139	962,312
6.030%, 1M TSFR + 0.394%, 08/25/35 (a)	4,846,518	4,406,386
6.742%, 12M MTA + 1.730%, 11/25/46 (a)	1,586,462	1,219,433
Countrywide Home Reperforming Loan REMIC Trust 5.810%, 1M TSFR + 0.454%, 06/25/35 (144A) (a)	191,381	178,849
Cross Mortgage Trust 7.135%, 11/25/68 (144A) (l)	498,026	506,138
CSFB Mortgage-Backed Pass-Through Certificates 6.250%, 1M TSFR + 1.464%, 11/25/35 (a)	409,170	96,010
CSMC Trust 4.265%, 03/25/67 (144A) (a)	560,000	519,898
9.441%, 12/25/67 (144A) (a)	2,142,073	2,213,631
CSMC Trust Capital Certificates 2.436%, 02/25/61 (144A) (a)	1,704,388	1,635,273
6.500%, 10/27/37 (144A)	2,614,596	1,051,858
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 5.810%, 1M TSFR + 0.454%, 08/25/47 (a)	271,788	241,394
GreenPoint Mortgage Funding Trust 7.012%, 12M MTA + 2.000%, 03/25/36 (a)	89,034	78,072
GS Mortgage-Backed Securities Corp. Trust 4.382%, 11/25/49 (144A) (a)	251,897	214,278
GSR Mortgage Loan Trust 6.000%, 07/25/37	367,062	235,457
HarborView Mortgage Loan Trust 5.880%, 1M TSFR + 0.524%, 12/19/36 (a)	1,090,908	866,021
Impac Secured Assets Trust 5.810%, 1M TSFR + 0.454%, 11/25/36 (a)	144,269	127,999
IndyMac INDX Mortgage Loan Trust 3.685%, 09/25/37 (a)	624,694	416,947
JP Morgan Alternative Loan Trust 4.762%, 05/25/37 (a)	129,419	116,040
5.890%, 1M TSFR + 0.534%, 03/25/37 (a)	635,444	588,294
JP Morgan Mortgage Trust
0.269%, 02/25/52 (144A) (a) (b)	8,749,179	114,298
0.500%, 02/25/52 (144A) (a) (b)	8,749,936	238,512
2.500%, 02/25/52 (144A) (a)	6,828,000	5,499,192
3.203%, 02/25/52 (144A) (a)	124,505	49,629
3.269%, 02/25/52 (144A) (a)	959,306	757,918
6.500%, 08/25/36	182,661	61,471
Legacy Mortgage Asset Trust 1.750%, 04/25/61 (144A) (l)	2,787,911	2,691,468

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Legacy Mortgage Asset Trust 3.375%, 02/25/59 (144A) (a)	795,112	$757,298
5.734%, 01/25/60 (144A) (l)	52,726	52,681
MASTR Resecuritization Trust 6.013%, 08/25/37 (144A) (a)	216,857	95,247
Merrill Lynch Mortgage Investors Trust 4.291%, 05/25/36 (a)	434,137	303,776
MFA Trust 3.514%, 04/25/65 (144A) (a)	540,000	415,910
Morgan Stanley Resecuritization Trust 4.338%, 12M MTA + 0.710%, 12/27/46 (144A) (a)	3,641,341	3,093,018
Mortgage Loan Resecuritization Trust 5.797%, 1M LIBOR + 0.340%, 04/16/36 (144A) (a)	728,733	694,588
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (a)	197,131	189,535
Nomura Asset Acceptance Corp. Alternative Loan Trust 7.134%, 05/25/36 (l)	217,215	41,043
NYMT Loan Trust 5.944%, 10/25/60 (144A) (a)	1,846,373	1,838,042
Preston Ridge Partners Mortgage LLC 5.951%, 10/25/25 (144A) (l)	924,368	921,379
Residential Asset Securitization Trust 0.980%, -1x 1M TSFR + 6.336%, 09/25/37 (a) (b)	11,326,874	1,449,326
6.020%, 1M TSFR + 0.664%, 09/25/37 (a)	11,326,874	3,333,375
6.250%, 12/25/36	3,603,353	2,538,006
RFMSI Trust 5.363%, 08/25/36 (a)	774,425	542,949
RMF Buyout Issuance Trust 3.690%, 11/25/31 (144A) (a)	509,000	449,469
Sequoia Mortgage Trust 3.917%, 07/20/37 (a)	148,138	108,331
Structured Adjustable Rate Mortgage Loan Trust 3.813%, 04/25/36 (a)	165,762	92,192
4.236%, 04/25/47 (a)	509,889	237,819
Structured Asset Mortgage Investments II Trust 5.850%, 1M TSFR + 0.494%, 06/25/36 (a)	771,705	650,992
5.890%, 1M TSFR + 0.534%, 05/25/46 (a)	135,255	93,494
5.930%, 1M TSFR + 0.574%, 02/25/36 (a)	537,077	453,073
Visio Trust 3.910%, 11/25/54 (144A) (a)	169,000	127,504
Vista Point Securitization Trust 4.900%, 04/25/65 (144A) (a)	100,000	88,434
Voyager OPTONE Delaware Trust 5.739%, 02/25/38 (144A) (a) (b)	2,937,548	678,255
WaMu Mortgage Pass-Through Certificates Trust
3.325%, 04/25/37 (a)	4,113,054	3,561,897
5.762%, 12M MTA + 0.750%, 06/25/47 (a)	1,366,856	1,093,027
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 4.157%, 10/25/36 (l)	893,849	308,452
5.712%, 12M MTA + 0.700%, 01/25/47 (a)	2,185,178	1,735,765
5.990%, 1M TSFR + 0.634%, 12/25/35 (a)	1,862,518	1,540,660

		102,721,290

Commercial Mortgage-Backed Securities—4.4%
1211 Avenue of the Americas Trust 4.142%, 08/10/35 (144A) (a)	230,000	197,685
245 Park Avenue Trust 0.149%, 06/05/37 (144A) (a) (b)	5,000,000	27,930
3.657%, 06/05/37 (144A) (a)	207,000	165,770
280 Park Avenue Mortgage Trust 7.195%, 1M TSFR + 1.836%, 09/15/34 (144A) (a)	500,000	455,000
7.777%, 1M TSFR + 2.419%, 09/15/34 (144A) (a)	1,473,000	1,323,478
ALEN Mortgage Trust 8.577%, 1M TSFR + 3.214%, 04/15/34 (144A) (a)	453,000	274,949
Arbor Multifamily Mortgage Securities Trust 1.750%, 05/15/53 (144A)	126,000	69,724
Ashford Hospitality Trust 7.634%, 1M TSFR + 2.272%, 04/15/35 (144A) (a)	138,000	132,109
Atrium Hotel Portfolio Trust 7.609%, 1M TSFR + 2.247%, 12/15/36 (144A) (a)	1,041,000	903,373
BAMLL Commercial Mortgage Securities Trust 3.596%, 04/14/33 (144A) (a)	250,000	221,899
6.809%, 1M TSFR + 1.447%, 11/15/33 (144A) † (a)	510,000	450,515
6.909%, 1M TSFR + 1.547%, 11/15/32 (144A) † (a)	300,000	251,068
7.409%, 1M TSFR + 2.047%, 11/15/32 (144A) † (a)	630,000	537,558
Bank 0.366%, 09/15/62 (a) (b)	8,619,000	156,343
Bank of America Merrill Lynch Commercial Mortgage Trust 0.585%, 02/15/50 (a) (b)	4,070,000	67,133
1.241%, 02/15/50 (144A) (a) (b)	2,000,000	66,339
Bayview Commercial Asset Trust 5.845%, 1M TSFR + 0.489%, 10/25/36 (144A) (a)	76,369	71,596
5.875%, 1M TSFR + 0.519%, 03/25/37 (144A) (a)	116,359	106,804
5.920%, 1M TSFR + 0.564%, 01/25/36 (144A) (a)	56,947	51,965
5.920%, 1M TSFR + 0.564%, 10/25/36 (144A) (a)	77,709	73,022
6.010%, 1M TSFR + 0.654%, 04/25/36 (144A) (a)	65,105	59,670
6.145%, 1M TSFR + 0.789%, 01/25/36 (144A) (a)	42,394	38,941
6.970%, 1M TSFR + 1.614%, 12/25/37 (144A) (a)	957,016	816,417
BB-UBS Trust 0.596%, 11/05/36 (144A) (a) (b)	85,480,000	322,815
4.026%, 11/05/36 (144A) (a)	330,000	281,946
BBCMS Mortgage Trust 6.281%, 1M TSFR + 0.919%, 03/15/37 (144A) (a)	280,000	259,700
Beast Mortgage Trust
6.227%, 1M TSFR + 0.864%, 04/15/36 (144A) (a)	5,500,000	5,393,035
6.577%, 1M TSFR + 1.214%, 04/15/36 (144A) (a)	604,000	583,524
6.827%, 1M TSFR + 1.464%, 04/15/36 (144A) (a)	751,000	724,840
7.077%, 1M TSFR + 1.714%, 04/15/36 (144A) (a)	697,000	667,211
7.577%, 1M TSFR + 2.214%, 04/15/36 (144A) (a)	589,000	556,055
8.377%, 1M TSFR + 3.014%, 04/15/36 (144A) (a)	576,000	544,991
9.277%, 1M TSFR + 3.914%, 04/15/36 (144A) (a)	778,000	725,017
10.379%, 1M TSFR + 5.017%, 04/15/36 (144A) (a)	555,000	516,098
Benchmark Mortgage Trust 1.016%, 03/15/52 (a) (b)	3,439,348	133,042
1.267%, 02/15/54 (a) (b)	5,085,597	308,076
BFLD Trust 9.177%, 1M TSFR + 3.814%, 10/15/35 (144A) (a)	663,000	67,164
BHMS Mortgage Trust 6.909%, 1M TSFR + 1.547%, 07/15/35 (144A) (a)	3,160,000	3,135,559

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BPR Trust 9.077%, 1M TSFR + 3.714%, 09/15/38 (144A) (a)	492,000	$469,558
BWAY Mortgage Trust 3.446%, 03/10/33 (144A)	1,495,000	1,373,560
3.454%, 03/10/33 (144A)	1,206,304	1,132,427
3.633%, 03/10/33 (144A)	600,000	528,169
BX Commercial Mortgage Trust 2.843%, 03/09/44 (144A) (a)	2,162,100	1,848,288
6.387%, 1M TSFR + 1.024%, 02/15/33 (144A) (a)	2,391,915	2,342,685
7.121%, 1M TSFR + 1.761%, 12/09/40 (144A) (a)	845,000	845,523
7.627%, 1M TSFR + 2.264%, 02/15/33 (144A) (a)	1,466,417	1,436,634
7.776%, 1M TSFR + 2.414%, 10/15/36 (144A) † (a)	3,944,000	3,883,847
8.126%, 1M TSFR + 2.764%, 10/15/36 (144A) † (a)	2,955,292	2,907,054
8.277%, 1M TSFR + 2.914%, 06/15/38 (144A) (a)	641,141	612,245
8.949%, 1M TSFR + 3.589%, 12/09/40 (144A) (a)	1,154,000	1,153,638
9.727%, 1M TSFR + 4.364%, 02/15/33 (144A) (a)	979,005	959,372
BX Trust 3.202%, 12/09/41 (144A)	4,738,000	4,182,267
3.944%, 12/09/41 (144A) (a)	2,772,000	2,388,056
6.212%, 1M TSFR + 0.850%, 01/15/39 (144A) (a)	1,260,000	1,233,149
6.376%, 1M TSFR + 1.014%, 10/15/36 (144A) (a)	3,857,000	3,769,839
7.372%, 1M TSFR + 2.010%, 10/15/36 (144A) (a)	344,000	327,591
7.527%, 1M TSFR + 2.165%, 08/15/39 (144A) (a)	755,000	755,710
7.727%, 1M TSFR + 2.364%, 01/15/34 (144A) (a)	214,553	207,044
7.877%, 1M TSFR + 2.514%, 02/15/36 (144A) (a)	1,742,188	1,645,054
8.052%, 1M TSFR + 2.690%, 05/15/38 (144A) (a)	5,434,000	5,444,211
8.477%, 1M TSFR + 3.114%, 01/15/34 (144A) (a)	329,493	319,032
8.477%, 1M TSFR + 3.114%, 02/15/36 (144A) (a)	893,170	832,383
8.575%, 1M TSFR + 3.213%, 08/15/42 (144A) (a)	943,000	943,886
8.619%, 1M TSFR + 3.257%, 10/15/36 (144A) (a)	302,000	282,797
BXP Trust 2.776%, 01/15/44 (144A) (a)	327,000	201,381
3.552%, 08/13/37 (144A) (a)	760,000	532,840
Cassia SRL 6.462%, 3M EURIBOR + 2.500%, 05/22/34 (144A) (EUR) (a)	1,267,640	1,352,843
CD Mortgage Trust 3.631%, 02/10/50	350,000	324,811
3.956%, 08/15/50 (a)	363,000	313,078
CENT Trust 7.982%, 1M TSFR + 2.620%, 09/15/38 (144A) (a)	2,110,000	2,120,574
CFCRE Commercial Mortgage Trust 0.692%, 05/10/58 (a) (b)	2,370,000	33,917
CFK Trust 4.637%, 01/15/39 (144A) (a)	728,000	643,792
Citigroup Commercial Mortgage Trust 0.801%, 11/10/42 (144A) (a) (b)	7,730,000	345,808
Cold Storage Trust 6.372%, 1M TSFR + 1.014%, 11/15/37 (144A) (a)	2,948,972	2,935,053
8.238%, 1M TSFR + 2.880%, 11/15/37 (144A) (a)	1,582,615	1,570,775
COMM Mortgage Trust 0.060%, 02/10/35 (144A) (a) (b)	60,958,000	47,580
3.179%, 10/10/36 (144A) (a)	270,000	212,882
CRSO Trust 7.121%, 07/12/40	5,522,122	5,749,073

Commercial Mortgage-Backed Securities—(Continued)
CSAIL Commercial Mortgage Trust 0.174%, 11/15/50 (a) (b)	3,940,000	37,976
0.536%, 09/15/52 (a) (b)	4,150,000	109,125
1.320%, 09/15/52 (a) (b)	3,005,689	159,344
1.543%, 06/15/52 (a) (b)	7,025,352	437,639
4.237%, 06/15/52 (a)	70,000	55,567
CSMC Trust 3.778%, 11/10/32 (144A) (a)	301,000	138,405
6.359%, 1M TSFR + 0.997%, 12/15/30 (144A) (a)	280,000	264,934
8.505%, 1M TSFR + 3.143%, 09/09/24 (144A) (a)	3,058,000	3,090,573
8.977%, 1M TSFR + 3.614%, 11/15/38 (144A) (a)	191,000	185,431
10.589%, 1M TSFR + 5.226%, 10/15/37 (144A) (a)	587,000	525,048
DBJPM Mortgage Trust 1.000%, 06/10/50 (a) (b)	2,060,000	57,713
3.276%, 05/10/49	240,000	227,972
DBUBS Mortgage Trust 3.530%, 10/10/34 (144A) (a)	1,257,563	924,345
ELP Commercial Mortgage Trust 8.593%, 1M TSFR + 3.230%, 11/15/38 (144A) (a)	411,663	384,915
Extended Stay America Trust 7.727%, 1M TSFR + 2.364%, 07/15/38 (144A) (a)	700,080	687,770
8.327%, 1M TSFR + 2.964%, 07/15/38 (144A) (a)	1,260,144	1,236,404
9.177%, 1M TSFR + 3.814%, 07/15/38 (144A) (a)	3,778,565	3,697,324
GCT Commercial Mortgage Trust 7.827%, 1M TSFR + 2.464%, 02/15/38 (144A) (a)	100,000	20,179
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	687,964	482,125
7.453%, 1M TSFR + 2.091%, 03/15/28 (144A) (a)	130,000	129,511
GS Mortgage Securities Corportation II 5.366%, 05/03/32 (144A)	840,000	822,636
GS Mortgage Securities Trust 1.715%, 12/12/53 (144A) (a) (b)	3,095,344	255,549
3.805%, 10/10/35 (144A) (a)	200,000	157,188
3.806%, 11/10/52 (a)	60,000	46,206
4.401%, 07/10/48 (a)	110,000	99,462
4.529%, 04/10/47 (a)	50,000	48,570
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,050,119
HONO Mortgage Trust 8.827%, 1M TSFR + 3.464%, 10/15/36 (144A) (a)	287,000	265,981
9.877%, 1M TSFR + 4.514%, 10/15/36 (144A) (a)	263,000	239,767
Hudson Yards Mortgage Trust 2.943%, 12/10/41 (144A) (a)	662,050	472,636
IMT Trust 3.478%, 06/15/34 (144A)	540,000	531,170
3.497%, 06/15/34 (144A) (a)	570,000	555,980
INTOWN Mortgage Trust 7.851%, 1M TSFR + 2.489%, 08/15/39 (144A) (a)	1,100,000	1,103,447
JP Morgan Chase Commercial Mortgage Securities Trust 0.505%, 04/15/46 (a) (b)	4,900,000	164
0.750%, 08/15/49 (144A) (a) (b)	5,300,000	87,039
6.619%, 1M TSFR + 1.257%, 06/15/35 (144A) (a)	310,107	276,584
7.177%, 1M TSFR + 1.814%, 04/15/38 (144A) (a)	787,000	775,108
7.569%, 1M TSFR + 2.207%, 07/15/36 (144A) (a)	570,000	549,228
7.927%, 1M TSFR + 2.564%, 04/15/38 (144A) (a)	1,030,000	996,317

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 8.427%, 1M TSFR + 3.064%, 04/15/38 (144A) (a)	450,000	$435,212
8.497%, 1M TSFR + 3.134%, 10/15/33 (144A) (a)	180,000	145,616
8.901%, 1M TSFR + 3.540%, 04/15/37 (144A) (a)	899,153	611,897
JPMBB Commercial Mortgage Securities Trust 0.544%, 05/15/48 (a) (b)	538,543	2,963
0.781%, 09/15/47 (a) (b)	1,069,575	2,086
4.136%, 12/15/48 (144A) (a)	300,000	246,031
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (b)	2,067,000	36,121
KNDL Mortgage Trust 7.358%, 1M TSFR + 1.996%, 05/15/36 (144A) (a)	865,000	852,740
KSL Commercial Mortgage Trust 7.640%, 1M TSFR + 2.290%, 12/15/36 (144A) (a)	745,000	744,689
9.637%, 1M TSFR + 4.287%, 12/15/36 (144A) (a)	2,340,000	2,341,433
Lehman Brothers Small Balance Commercial Mortgage Trust 5.920%, 1M TSFR + 0.564%, 09/25/36 (144A) (a)	201,897	191,783
LSTAR Commercial Mortgage Trust 0.824%, 03/10/50 (144A) (a) (b)	608,400	10,047
3.134%, 04/20/48 (144A) (a)	34,422	33,535
LUXE Trust 8.235%, 1M TSFR + 2.864%, 10/15/38 (144A) (a)	100,000	97,505
Med Trust 9.477%, 1M TSFR + 4.114%, 11/15/38 (144A) (a)	388,933	377,396
10.727%, 1M TSFR + 5.364%, 11/15/38 (144A) (a)	3,660,167	3,501,251
MF1 Trust 9.582%, 1M TSFR + 4.220%, 12/15/34 (144A) (a)	163,000	151,124
MFT Mortgage Trust 3.477%, 02/10/42 (144A) (a)	350,781	193,605
MHC Commercial Mortgage Trust 7.577%, 1M TSFR + 2.215%, 04/15/38 (144A) (a)	1,443,698	1,420,272
8.077%, 1M TSFR + 2.715%, 04/15/38 (144A) (a)	178,041	173,128
Morgan Stanley Bank of America Merrill Lynch Trust 1.181%, 12/15/47 (144A) (a) (b)	1,810,000	20,564
4.517%, 10/15/48 (a)	170,000	142,234
Morgan Stanley Capital I Trust 1.002%, 03/15/52 (a) (b)	2,324,053	92,445
2.150%, 06/15/50 (144A) (a) (b)	1,190,000	71,611
8.209%, 1M TSFR + 2.851%, 07/15/35 (144A) (a)	10,000	9,605
MSWF Commercial Mortgage Trust 1.141%, 12/15/56 (a) (b)	8,250,000	548,892
6.014%, 12/15/56 (a)	490,000	527,727
Natixis Commercial Mortgage Securities Trust 4.404%, 06/17/38 (144A)	265,000	252,663
8.500%, 06/15/35 (144A) (a)	34,769	32,102
NJ Trust 6.697%, 01/06/29 (144A) (a)	350,000	364,894
Olympic Tower Mortgage Trust 0.379%, 05/10/39 (144A) (a) (b)	13,300,000	152,076
3.945%, 05/10/39 (144A) (a)	1,049,000	649,806
One Bryant Park Trust 2.516%, 09/15/54 (144A)	128,000	108,369
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (a) (b)	21,110,000	211
0.090%, 02/10/32 (144A) (a) (b)	4,222,000	7,304

Commercial Mortgage-Backed Securities—(Continued)
One New York Plaza Trust 8.227%, 1M TSFR + 2.864%, 01/15/36 (144A) (a)	160,000	122,977
SREIT Trust 8.095%, 1M TSFR + 2.733%, 11/15/36 (144A) (a)	672,700	640,618
8.101%, 1M TSFR + 2.739%, 11/15/38 (144A) (a)	851,608	811,234
TYSN Mortgage Trust 6.799%, 12/10/33 (144A) (a)	320,000	333,058
UBS Commercial Mortgage Trust 1.007%, 12/15/52 (a) (b)	7,079,824	278,571
1.457%, 10/15/52 (a) (b)	6,748,225	414,505
Velocity Commercial Capital Loan Trust 2.520%, 12/26/51 (144A) (a)	2,499,193	2,016,329
2.980%, 02/25/50 (144A) (a)	123,651	99,428
4.240%, 11/25/47 (144A) (a)	66,639	56,408
4.480%, 12/26/51 (144A) (a)	279,662	202,950
5.000%, 11/25/47 (144A) (a)	39,173	31,927
Wells Fargo Commercial Mortgage Trust 1.012%, 12/15/48 (a) (b)	889,136	12,939
1.246%, 08/15/49 (144A) (a) (b)	1,430,000	38,000
1.410%, 05/15/52 (a) (b)	4,758,485	251,507
3.580%, 02/15/48	1,342,000	1,286,281
3.749%, 06/15/36 (144A) (a)	170,000	148,125
4.904%, 01/15/52 (a)	622,000	563,605
7.567%, 1M TSFR + 2.204%, 02/15/37 (144A) (a)	300,000	293,155
8.217%, 1M TSFR + 2.854%, 02/15/37 (144A) (a)	260,000	253,702

		122,536,494

Total Mortgage-Backed Securities (Cost $250,230,504)		225,257,784

Foreign Government—2.0%

Banks—0.0%
Bank Gospodarstwa Krajowego 6.250%, 10/31/28 (144A)	200,000	211,000
Corp. Financiera de Desarrollo SA 4.750%, 07/15/25	200,000	197,000

		408,000

Sovereign—2.0%
Argentina Republic Government International Bonds 3.625%, 07/09/35 (l)	215,000	73,383
4.250%, 01/09/38 (l)	193,000	76,124
Bahrain Government International Bond 7.500%, 09/20/47	200,000	188,058
Benin Government International Bond 4.875%, 01/19/32 (EUR)	139,000	125,303
Brazil Letras do Tesouro Nacional
Zero Coupon, 04/01/24 (BRL)	4,000,000	802,304
Chile Government International Bond 4.340%, 03/07/42	200,000	178,568
Colombia Government International Bonds 3.875%, 04/25/27	200,000	190,533
4.125%, 05/15/51	400,000	265,426
8.000%, 04/20/33	361,000	393,770

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Colombia TES 5.750%, 11/03/27 (COP)	2,338,000,000	$533,983
6.000%, 04/28/28 (COP)	4,106,500,000	933,763
7.500%, 08/26/26 (COP)	6,791,600,000	1,675,056
7.750%, 09/18/30 (COP)	2,499,100,000	586,705
Dominican Republic International Bonds 4.500%, 01/30/30 (144A)	150,000	138,000
5.950%, 01/25/27	100,000	100,205
6.875%, 01/29/26	100,000	101,665
Egypt Government International Bonds 7.500%, 02/16/61	200,000	116,430
7.625%, 05/29/32	200,000	138,667
8.500%, 01/31/47	200,000	123,983
European Union 2.500%, 10/04/52 (EUR)	2,020,000	1,979,290
3.000%, 03/04/53 (EUR)	5,755,000	6,232,649
Guatemala Government Bonds 4.875%, 02/13/28	558,000	542,097
5.250%, 08/10/29 (144A)	73,000	71,467
6.600%, 06/13/36 (144A)	200,000	205,800
Hungary Government International Bond 5.250%, 06/16/29 (144A)	200,000	200,909
Indonesia Government International Bonds 2.850%, 02/14/30	662,000	599,552
3.050%, 03/12/51	1,965,000	1,494,332
6.750%, 01/15/44	200,000	246,088
Indonesia Treasury Bonds 5.500%, 04/15/26 (IDR)	3,382,000,000	215,210
7.000%, 05/15/27 (IDR)	15,307,000,000	1,009,186
8.375%, 09/15/26 (IDR)	5,620,000,000	382,205
Ivory Coast Government International Bond 4.875%, 01/30/32 (EUR)	100,000	92,807
Mexican Bonos 7.500%, 06/03/27 (MXN)	13,600,000	758,239
8.500%, 03/01/29 (MXN)	77,570,000	4,445,349
8.500%, 05/31/29 (MXN)	138,097,000	7,954,992
8.500%, 11/18/38 (MXN)	13,835,400	776,961
Mexico Government International Bonds 2.659%, 05/24/31	2,305,000	1,948,483
4.500%, 01/31/50	4,504,000	3,676,107
Morocco Government International Bond 6.500%, 09/08/33 (144A)	200,000	210,812
Nigeria Government International Bonds 7.375%, 09/28/33	200,000	170,260
8.375%, 03/24/29 (144A)	200,000	191,518
Oman Government International Bond 6.500%, 03/08/47	200,000	203,624
Panama Government International Bonds 3.160%, 01/23/30	721,000	613,030
3.875%, 03/17/28	1,279,000	1,178,718
4.500%, 04/01/56	1,811,000	1,213,082
6.400%, 02/14/35	451,000	439,755
6.853%, 03/28/54	200,000	186,883
Peru Government International Bonds 1.862%, 12/01/32	80,000	62,645

Sovereign—(Continued)
Peru Government International Bonds 2.783%, 01/23/31	21,000	18,287
3.550%, 03/10/51	1,587,000	1,201,121
Philippines Government International Bonds 3.000%, 02/01/28	1,834,000	1,728,593
3.200%, 07/06/46	2,044,000	1,578,990
Qatar Government International Bond 4.625%, 06/02/46	566,000	539,115
Republic of Poland Government Bond 2.750%, 10/25/29 (PLN)	5,693,000	1,291,807
4.250%, 02/14/43 (EUR)	26,000	30,177
Republic of South Africa Government International Bond 5.000%, 10/12/46	200,000	147,712
7.000%, 02/28/31 (ZAR)	25,715,700	1,175,956
Romania Government International Bonds 2.124%, 07/16/31 (EUR)	37,000	32,475
2.125%, 03/07/28 (EUR)	209,000	209,095
2.500%, 02/08/30 (EUR)	31,000	29,582
2.875%, 03/11/29 (EUR)	29,000	28,948
5.250%, 11/25/27 (144A)	14,000	13,888
Russia Federal Bond - OFZ 6.100%, 07/18/35 (RUB) (m)	59,043,000	201,772
Saudi Government International Bonds 3.450%, 02/02/61	309,000	217,018
4.500%, 04/17/30	200,000	200,096
Ukraine Government International Bonds 4.375%, 01/27/32 (EUR) (m)	194,000	43,369
7.253%, 03/15/35 (m)	485,000	113,975
7.375%, 09/25/34 (144A) (m)	274,000	63,732
7.375%, 09/25/34 (m)	557,000	129,558
7.750%, 09/01/28 (m)	100,000	27,460
7.750%, 09/01/29 (m)	294,000	79,708
1.258%, 08/01/41 (a) (m)	253,000	113,028
Uruguay Government International Bonds 4.375%, 10/27/27	1,266,587	1,275,073
5.100%, 06/18/50	1,118,733	1,121,909
5.750%, 10/28/34	64,385	69,568

		55,725,988

Total Foreign Government (Cost $59,377,973)		56,133,988

Floating Rate Loans (o)—0.7%

Agriculture—0.0%
Hydrofarm Holdings LLC
2021 Term Loan, 11.150%, 3M TSFR + 5.500%, 10/25/28	371,420	306,422

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 8.455%, 1M TSFR + 3.000%, 12/11/26	522	522

Apparel—0.0%
Fanatics Commerce Intermediate Holdco LLC Term Loan B, 8.720%, 1M TSFR + 3.250%, 11/24/28	138,039	138,039

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Auto Parts & Equipment—0.0%
Emerald Technologies Acquisitionco, Inc. Term Loan, 11.788%, 3M TSFR + 6.250%, 12/29/27	265,148	$241,285

Beverages—0.0%
City Brewing Co. LLC
Closing Date Term Loan, 9.164%, 1M TSFR + 3.500%, 04/05/28	343,103	272,552
Naked Juice LLC
2nd Lien Term Loan, 11.448%, 3M TSFR + 6.000%, 01/24/30	75,000	61,500
Triton Water Holdings, Inc. Term Loan, 8.860%, 3M TSFR + 3.250%, 03/31/28	166,266	165,008

		499,060

Chemicals—0.1%
Aruba Investments, Inc.
2020 USD Term Loan, 9.456%, 1M TSFR + 4.000%, 11/24/27	182,932	181,408
Eastman Chemical Co.
2021 Term Loan B, 10.860%, 3M TSFR + 5.250%, 11/01/28	394,965	387,066
SCIH Salt Holdings, Inc.
2021 Incremental Term Loan B, 9.356%, 1M TSFR + 4.000%, 03/16/27	367,021	367,853

		936,327

Commercial Services—0.1%
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 9.206%, 1M TSFR + 3.750%, 05/12/28	605,072	602,520
American Auto Auction Group LLC
2021 Term Loan B, 10.498%, 3M TSFR + 5.000%, 12/30/27	249,757	246,843
Digital Room Holdings, Inc.
2021 Term Loan, 10.606%, 1M TSFR + 5.250%, 12/21/28	507,953	465,623
Interface Security Systems LLC Term Loan, 12.356%, 1M TSFR + 7.000%, PIK, 08/07/24 (h) (i) (j)	1,590,148	1,180,685
Signal Parent, Inc. Term Loan B, 8.956%, 1M TSFR + 3.500%, 04/03/28	546,000	495,495
Vaco Holdings LLC
2022 Term Loan, 10.434%, 3M TSFR + 5.000%, 01/21/29	273,951	271,325

		3,262,491

Computers—0.1%
Alorica, Inc.
First Lien 2022 Term Loan, 12.231%, 1M TSFR + 6.875%, 12/21/27 † (i) (j)	853,580	836,508
Coreweave Compute Acquisition Co. II LLC
Delayed Draw Term Loan, 14.098% - 14.148%, 3M TSFR + 8.750%, 06/30/28 † (i) (j) (p)	2,512,000	2,471,306

		3,307,814

Cosmetics/Personal Care—0.0%
Conair Holdings LLC Term Loan B, 9.220%, 1M TSFR + 3.750%, 05/17/28	94,621	93,044
Euro Parfums Fze
Facility A Term Loan, 10.780%, SOFR + 6.750%, 06/23/28 (i) (j)	222,000	217,005

		310,049

Engineering & Construction—0.1%
Orion Group Holdco LLC
2022 1st Amendment Term Loan, 11.860%, 3M TSFR + 6.500%, 03/19/27 † (i) (j)	35,562	35,562
2022 First A&R Amendment Incremental DDTL, 11.860%, 3M TSFR + 6.500%, 03/19/27 † (i) (j)	159,039	159,039
2023 Delayed Draw Term Loan, 11.646%, 3M TSFR + 6.250%, 03/19/27 † (i) (j)	683,384	679,147
2023 Term Loan B, 11.610%, 3M TSFR + 6.250%, 03/19/27 † (i) (j)	186,667	185,510
Delayed Draw Term Loan, 11.110%, 3M TSFR + 6.000%, 03/19/27 † (i) (j)	60,077	59,326
First Lien Delayed Draw Term Loan, 11.348%, 3M TSFR + 6.000%, 03/19/27 † (i) (j)	356,095	356,095
First Lien Term Loan, 11.610%, 3M TSFR + 6.000%, 03/19/27 † (i) (j)	30,411	30,411
Term Loan, 11.610%, 3M TSFR + 6.000%, 03/19/27 † (i) (j)	6,001	5,926

		1,511,016

Entertainment—0.1%
Bally’s Corp.
2021 Term Loan B, 8.927%, 3M TSFR + 3.250%, 10/02/28	1,311,292	1,247,203
ECL Entertainment LLC
2023 Term Loan B, 10.110%, 3M TSFR + 4.750%, 08/31/30	737,153	739,303
J&J Ventures Gaming LLC Term Loan, 9.610%, 3M TSFR + 4.000%, 04/26/28	316,583	314,456
Maverick Gaming LLC Term Loan B, 13.150%, 3M TSFR + 7.500%, 09/03/26	478,131	360,988

		2,661,950

Food—0.1%
BCPE North Star U.S. HoldCo 2, Inc. Term Loan, 9.356%, 1M TSFR + 4.000%, 06/09/28	784,708	708,199
Shearer’s Foods, Inc.
2021 Term Loan, 8.970%, 1M TSFR + 3.500%, 09/23/27	161,585	161,989

		870,188

Hand/Machine Tools—0.0%
Apex Tool Group LLC
2022 Term Loan, 10.707%, 1M TSFR + 5.250%, 02/08/29	478,790	422,446

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (o)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.0%
Medical Solutions Holdings, Inc.
2021 2nd Lien Term Loan, 12.456%, 1M TSFR + 7.000%, 11/01/29	274,000	$234,955

Household Products/Wares—0.0%
Kronos Acquisition Holdings, Inc.
2021 1st Lien Term Loan, 11.538%, 3M TSFR + 6.000%, 12/22/26	121,903	122,360

Housewares—0.0%
Springs Windows Fashions LLC
2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 10/06/28	336,998	301,023

Lodging—0.1%
Aimbridge Acquisition Co., Inc.
2019 Term Loan B, 9.220%, 1M TSFR + 3.750%, 02/02/26	368,497	344,487
2020 Incremental Term Loan B, 10.220%, 1M TSFR + 4.750%, 02/02/26	149,676	140,072
Fertitta Entertainment LLC
2022 Term Loan B, 9.356%, 1M TSFR + 4.000%, 01/27/29	53,164	53,242
Spectacle Gary Holdings LLC
2021 Term Loan B, 9.748%, 3M TSFR + 4.250%, 12/11/28	1,367,378	1,340,885

		1,878,686

Machinery-Diversified—0.0%
Davis-Standard LLC Term Loan, 11.206%, 1M TSFR + 5.750%, 12/10/28 †	339,928	340,460

Media—0.0%
DirecTV Financing LLC Term Loan, 10.650%, 3M TSFR + 5.000%, 08/02/27	317,807	318,999
Gray Television, Inc.
2021 Term Loan D, 8.457%, 1M TSFR + 3.000%, 12/01/28	811	806

		319,805

Mining—0.0%
American Rock Salt Co. LLC
2021 Term Loan, 9.470%, 1M TSFR + 4.000%, 06/09/28	96,143	91,015

Oil & Gas—0.0%
Ecopetrol SA
2023 Term Loan, 10.127%, 3M TSFR + 4.750%, 09/06/30 (i) (j)	350,000	347,375

Pipelines—0.0%
DT Midstream, Inc. Term Loan B, 7.470%, 1M TSFR + 2.000%, 06/26/28	129,511	130,253

Retail—0.0%
Park River Holdings, Inc. Term Loan, 8.907%, 3M TSFR + 3.250%, 12/28/27	89,085	87,062
WOOF Holdings, Inc.
1st Lien Term Loan, 9.360%, 3M TSFR + 3.750%, 12/21/27	140,326	114,541

		201,603

Software—0.0%
ConnectWise LLC
2021 Term Loan B, 8.970%, 1M TSFR + 3.500%, 09/29/28	182,446	182,035

Telecommunications—0.0%
Connect Finco Sarl
2021 Term Loan B, 8.856%, 1M TSFR + 3.500%, 12/11/26	526,319	527,159
Level 3 Financing, Inc.
2019 Term Loan B, 7.220%, 1M TSFR + 1.750%, 03/01/27 †	200,000	190,167

		717,326

Total Floating Rate Loans (Cost $20,454,860)		19,334,505

Municipals—0.7%
American Municipal Power, Inc. 8.084%, 02/15/50	510,000	689,289
Bay Area Toll Authority 7.043%, 04/01/50	1,215,000	1,537,925
City of San Antonio Electric & Gas Systems Revenue 5.808%, 02/01/41	875,000	939,262
Los Angeles Community College District, General Obligation Unlimited 6.600%, 08/01/42	785,000	938,763
Los Angeles Unified School District, General Obligation Unlimited 6.758%, 07/01/34	2,020,000	2,281,667
Massachusetts Housing Finance Agency 4.500%, 12/01/48	115,000	110,459
Metropolitan Transportation Authority 6.668%, 11/15/39	170,000	187,324
6.814%, 11/15/40	330,000	365,631
Municipal Electric Authority of Georgia 6.637%, 04/01/57	455,000	519,193
New Jersey Turnpike Authority 7.414%, 01/01/40	492,000	613,019
New York City Municipal Water Finance Authority 5.882%, 06/15/44	270,000	300,537
New York State Dormitory Authority 5.389%, 03/15/40	355,000	367,016
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,350,000	1,314,833
State of California, General Obligation Unlimited 4.600%, 04/01/38	3,765,000	3,629,833
7.550%, 04/01/39	780,000	984,835

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Municipals—(Continued)

Security Description	Shares/ Principal Amount*	Value

State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	$2,978,214
State of Texas, General Obligation Unlimited 5.517%, 04/01/39	820,000	878,200
University of California 4.858%, 05/15/2112	239,000	224,991

Total Municipals (Cost $21,561,391)		18,860,991

Common Stocks—0.2%

Chemicals—0.0%
Element Solutions, Inc.	13,168	304,708

Energy Equipment & Services—0.0%
Transocean Ltd. (g) (q)	83,817	532,238

Financial Services—0.0%
Mr. Cooper Group, Inc. (q)	4,073	265,234

Health Care Providers & Services—0.0%
HCA Healthcare, Inc.	576	155,912

Hotel & Resort REITs—0.0%
DiamondRock Hospitality Co. (g)	19,436	182,504
Park Hotels & Resorts, Inc.	10,415	159,349
Service Properties Trust	33,695	287,755
Sunstone Hotel Investors, Inc. (e)	11,698	125,520
Xenia Hotels & Resorts, Inc. (g)	7,166	97,601

		852,729

Hotels, Restaurants & Leisure—0.1%
Boyd Gaming Corp.	1,711	107,126
Caesars Entertainment, Inc. (q)	2,213	103,745
Genius Sports Ltd. (g) (q)	118,626	733,109
Golden Entertainment, Inc.	3,057	122,066

		1,066,046

Machinery—0.0%
Sarcos Technology & Robotics Corp. (g) (q)	1,162	838

Oil, Gas & Consumable Fuels—0.1%
California Resources Corp.	6,165	337,102
Cheniere Energy, Inc.	1,526	260,503
Chesapeake Energy Corp. (g)	1,311	100,868
Green Plains, Inc. (e) (q)	11,216	282,868
Marathon Petroleum Corp.	1,868	277,137
Phillips 66	2,678	356,549
Valero Energy Corp.	1,020	132,600

		1,747,627

Real Estate Management & Development—0.0%
Forestar Group, Inc. (g) (q)	7,291	241,113

Total Common Stocks (Cost $5,192,130)		5,166,445

Preferred Stocks—0.2%

Home Builders—0.1%
Dream Finders Homes, Inc., 9.000% † (i) (j)	2,628	2,493,315

IT Services—0.1%
Versa Networks, Inc. - Series E , 12.000% PIK † (h) (i) (j)	678,151	2,210,772

Software—0.0%
Lessen Holdings, Inc. † (i) (j) (q)	23,458	152,606

Total Preferred Stocks (Cost $4,884,399)		4,856,693

Convertible Bonds—0.1%

Automobiles—0.1%
FreeWire Technologies, Inc. 14.140%, 7.070% PIK † (a) (h) (i) (j)	1,429,736	1,504,797

Energy-Alternate Sources—0.0%
Stem, Inc. 0.500%, 12/01/28	102,000	51,807

Media—0.0%
DISH Network Corp.
Zero Coupon, 12/15/25	320,000	198,400

Total Convertible Bonds (Cost $1,748,176)		1,755,004

Warrants—0.0%

Automobiles—0.0%
FreeWire Technologies, Inc. Tranche A † (i) (j) (q)	136,947	8,217
FreeWire Technologies, Inc. Tranche B † (i) (j) (q)	6,847	411
FreeWire Technologies, Inc. Tranche B (Unvested) † (i) (j) (q)	130,100	1

		8,629

Health Care Providers & Services—0.0%
Cano Health, Inc. (q)	29,597	21

Health Care Technology—0.0%
Pear Therapeutics, Inc. (q)	10,748	0

Hotels, Restaurants & Leisure—0.0%
Sonder Holdings, Inc. (i) (j) (q)	20,820	0

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

IT Services—0.0%
Versa Networks, Inc. † (i) (j) (q)	83,584	$235,707

Machinery—0.0%
Sarcos Technology & Robotics Corp. (q)	102,425	553

Software—0.0%
Aurora Innovation, Inc. (q)	2,636	1,361
Latch, Inc. (q)	6,439	0

		1,361

Specialty Retail—0.0%
EVgo, Inc. (q)	12,581	3,787

Total Warrants (Cost $328,905)		250,058

Escrow Shares—0.0%

Oil & Gas—0.0%
Chesapeake Energy Corp. (i) (j) (q)	100,000	0

Savings & Loans—0.0%
Washington Mutual, Inc. (i) (j) (m)	1,247,000	0
Washington Mutual, Inc. (i) (j) (m)	3,780,000	0
Washington Mutual, Inc. (i) (j) (m)	1,310,000	0
Washington Mutual, Inc. (i) (j) (m)	2,440,000	0

		0

Total Escrow Shares (Cost $0)		0

Short-Term Investment—2.4%

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $68,098,058; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $69,440,733.	68,079,147	68,079,147

Total Short-Term Investments (Cost $68,079,147)		68,079,147

Securities Lending Reinvestments (r)—0.2%

Repurchase Agreements—0.1%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $120,073; collateralized by various Common Stock with an aggregate market value of $133,656.	120,000	120,000

Repurchase Agreements—(Continued)
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $8; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $8.	8	8
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $99,544; collateralized by various Common Stock with an aggregate market value of $110,906.	99,484	99,484
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $537,904; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $548,339.	537,587	537,587
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $200,123; collateralized by various Common Stock with an aggregate market value of $223,203.	200,000	200,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $200,118; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $204,453.	200,000	200,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $850,512; collateralized by various Common Stock with an aggregate market value of $937,432.	850,000	850,000

		2,007,079

Mutual Funds—0.1%
Allspring Government Money Market Fund, Select Class 5.280% (s)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (s)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (s)	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (r)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (s)	150,000	$150,000

		3,150,000

Total Securities Lending Reinvestments (Cost $5,157,079)		5,157,079

Total Purchased Options—0.1% (t) (Cost $2,911,083)		3,578,237
Total Investments—110.6% (Cost $3,238,806,420)		3,108,993,189
Unfunded Loan Commitments—(0.0)% (Cost $(1,171,829))		(1,171,829)
Net Investments—110.6% (Cost $3,237,634,591)		3,107,821,360
Other assets and liabilities (net)—(10.6)%		(296,494,975)

Net Assets—100.0%		$2,811,326,385

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $28,662,969, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $7,034,464.
(e)	All or a portion of the security was pledged as collateral against open OTC swap contracts, open OTC option contracts and forward foreign currency exchange contracts. As of December 31, 2023, the market value of securities pledged was $7,086,951.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $40,984,559 and the collateral received consisted of cash in the amount of $5,157,079 and non-cash collateral with a value of $37,213,500. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 1.1% of net assets.
(k)	Perpetual bond with no specified maturity date.
(l)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(m)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(n)	Principal only security.
(o)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(p)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(q)	Non-income producing security.
(r)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(s)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $490,321,568, which is 17.4% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Alorica, Inc., 12.231%, 12/21/27	01/26/23	853,580	$846,662	$836,508
American Tower Corp., 2.300%, 09/15/31	08/14/23	428,000	336,246	353,882
BAMLL Commercial Mortgage Securities Trust, 7.409%, 11/15/32	12/04/17	630,000	630,000	537,558
BAMLL Commercial Mortgage Securities Trust, 6.909%, 11/15/32	12/04/17	300,000	300,000	251,068
BAMLL Commercial Mortgage Securities Trust, 6.809%, 11/15/33	06/20/19	510,000	509,283	450,515
BX Commercial Mortgage Trust, 7.776%, 10/15/36	10/09/19-01/21/21	3,944,000	3,944,651	3,883,847
BX Commercial Mortgage Trust, 8.126%, 10/15/36	10/09/19-01/19/21	2,955,292	2,944,213	2,907,054
Coreweave Compute Acquisition Co. II LLC, 14.098%-14.148%, 06/30/28	07/31/23	2,512,000	2,510,200	2,471,306
Davis-Standard LLC, 11.206%, 12/10/28	12/10/21	339,928	332,632	340,460
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.000%, 12/31/26	05/20/20	48,530	39,743	971
Dream Finders Homes, Inc.	09/29/21	2,628	2,601,720	2,493,315
FreeWire Technologies, Inc., 14.140%, 03/31/25	04/27/22-09/29/23	1,429,736	1,411,361	1,504,797
FreeWire Technologies, Inc. 04/26/27	04/27/22	136,947	—	8,217
FreeWire Technologies, Inc. 04/26/29	05/03/23	6,847	—	411
FreeWire Technologies, Inc. 04/26/29	05/03/23	130,100	—	1

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Knollwood CDO Ltd., 8.868%, 01/10/39	02/10/04	1,176,180	$1,176,180	$118
Landsea Homes Corp., 11.000%, 07/17/28	07/17/23	3,104,000	3,010,880	3,014,915
Lessen Holdings, Inc	01/05/23	23,458	303,694	152,606
Lessen, Inc., 12.580%, 01/05/28	01/05/23	1,727,283	1,669,375	1,578,391
Level 3 Financing, Inc., 4.625%, 09/15/27	11/01/23-11/09/23	426,000	253,682	255,600
Level 3 Financing, Inc., 7.220%, 03/01/27	08/23/23-09/25/23	200,000	188,715	190,167
Oceana Australian Fixed Income Trust, 12.500%, 08/31/27	08/31/23	759,000	491,794	517,893
Oceana Australian Fixed Income Trust, 12.500%, 08/31/26	08/31/23	456,000	295,465	310,928
Oceana Australian Fixed Income Trust, 12.000%, 08/31/25	08/31/23	304,000	196,977	206,912
Orion Group Holdco LLC, 11.860%, 03/19/27	09/06/23	35,562	35,293	35,562
Orion Group Holdco LLC, 11.860%, 03/19/27	09/06/23	159,039	157,839	159,039
Orion Group Holdco LLC, 11.110%, 03/19/27	09/06/23	60,077	59,723	59,326
Orion Group Holdco LLC, 11.348%, 03/19/27	09/06/23	356,095	353,709	356,095
Orion Group Holdco LLC, 11.610%, 03/19/27	09/06/23	30,411	30,221	30,411
Orion Group Holdco LLC, 11.610%, 03/19/27	09/06/23	6,001	5,966	5,926
Orion Group Holdco LLC, 11.610%, 03/19/27	09/06/23	186,667	184,121	185,510
Orion Group Holdco LLC, 11.646%, 03/19/27	09/06/23-11/17/23	683,384	681,971	679,147
Pioneer Midco, 11.625%, 11/18/30	01/27/23-09/28/23	1,117,728	1,099,773	1,117,728
Sonder Holdings, Inc., 13.500%, 01/19/27	01/19/22-09/29/23	1,515,329	1,488,648	1,320,306
Versa Networks, Inc. 10/07/32	10/14/22	83,584	—	235,707
Versa Networks, Inc. - Series E	10/14/22	678,151	1,978,985	2,210,772

				$28,662,969

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Security	1.500%	TBA	$(3,996,762)	$(3,172,613)	$(3,274,910)
Uniform Mortgage-Backed Security	2.500%	TBA	(11,591,800)	(8,800,479)	(9,477,925)
Uniform Mortgage-Backed Security	4.000%	TBA	(33,026,300)	(30,545,072)	(31,265,546)
Uniform Mortgage-Backed Security	6.000%	TBA	(4,516,100)	(4,446,314)	(4,585,253)

Totals				$(46,964,478)	$(48,603,634)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	307,000	BBP	01/18/24	USD	201,732	$7,574
AUD	312,000	BBP	01/18/24	USD	205,517	7,199
AUD	415,000	BBP	01/18/24	USD	280,339	2,599
AUD	408,000	DBAG	01/18/24	USD	274,092	4,075
AUD	412,000	JPMC	01/18/24	USD	263,544	17,350
AUD	412,000	JPMC	01/18/24	USD	263,544	17,350
AUD	202,000	MSIP	01/18/24	USD	134,496	3,223
AUD	202,000	MSIP	01/18/24	USD	134,496	3,223
AUD	408,000	UBSA	01/18/24	USD	273,878	4,288
BRL	1,942,201	BNP	01/03/24	USD	395,000	4,827
BRL	674,040	CBNA	01/03/24	USD	139,227	(467)
BRL	674,040	CBNA	01/03/24	USD	139,227	(467)
BRL	1,002,660	CBNA	01/03/24	USD	204,000	2,411
BRL	1,002,660	CBNA	01/03/24	USD	204,000	2,411
BRL	503,819	GSI	01/03/24	USD	102,000	1,718
BRL	503,819	GSI	01/03/24	USD	102,000	1,718

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	998,837	GSI	01/03/24	USD	203,000	$2,624
BRL	998,837	GSI	01/03/24	USD	203,000	2,624
BRL	1,943,550	GSI	01/03/24	USD	401,452	(1,347)
BRL	1,812,384	MSIP	01/03/24	USD	374,359	(1,256)
BRL	1,812,384	MSIP	01/03/24	USD	374,359	(1,256)
BRL	1,820,103	MSIP	02/02/24	USD	372,000	2,084
BRL	1,820,103	MSIP	02/02/24	USD	372,000	2,084
CAD	293,424	HSBC	01/18/24	USD	213,000	8,496
CAD	373,263	MSIP	01/18/24	USD	280,000	1,764
CAD	434,032	MSIP	01/18/24	USD	321,000	6,636
CAD	475,948	MSIP	01/18/24	USD	352,000	7,277
CHF	117,095	CBNA	01/18/24	USD	136,000	3,428
CLP	120,902,500	BNP	01/18/24	USD	137,000	127
CLP	174,519,100	BNP	01/18/24	USD	203,000	(5,062)
CLP	117,619,600	CBNA	01/18/24	USD	136,000	(2,597)
CLP	117,619,600	CBNA	01/18/24	USD	136,000	(2,597)
CLP	119,265,200	CBNA	01/18/24	USD	136,000	(730)
CLP	119,265,200	CBNA	01/18/24	USD	136,000	(730)
COP	535,258,500	CBNA	01/18/24	USD	133,000	4,705
COP	535,258,500	CBNA	01/18/24	USD	133,000	4,705
COP	544,978,000	CBNA	01/18/24	USD	134,000	6,205
COP	549,869,000	CBNA	01/18/24	USD	134,000	7,463
COP	533,469,650	GSI	01/18/24	USD	133,000	4,244
COP	533,469,650	GSI	01/18/24	USD	133,000	4,244
COP	1,616,206,320	GSI	01/18/24	USD	408,000	7,797
COP	1,923,651,360	BNP	08/15/24	USD	444,867	30,646
COP	748,086,640	BBP	08/15/24	USD	175,638	9,284
COP	2,771,224,000	MSIP	08/15/24	USD	641,042	43,985
EUR	191,000	BNP	01/18/24	USD	210,086	892
EUR	250,000	BNP	01/18/24	USD	273,365	2,784
EUR	123,000	BBP	01/18/24	USD	134,016	1,849
EUR	534,000	TDB	01/18/24	USD	573,097	16,756
EUR	927,000	TDB	01/18/24	USD	994,871	29,088
EUR	256,000	UBSA	01/18/24	USD	275,502	7,274
GBP	164,000	BNP	01/18/24	USD	209,400	(341)
GBP	107,000	BBP	01/18/24	USD	132,741	3,658
GBP	107,000	BBP	01/18/24	USD	132,741	3,658
GBP	255,000	UBSA	01/18/24	USD	313,081	11,981
GBP	255,000	UBSA	01/18/24	USD	313,081	11,981
HUF	26,676,983	BNP	01/18/24	USD	75,000	1,736
HUF	77,185,403	BNP	01/18/24	USD	217,000	5,023
HUF	48,834,366	BBP	01/18/24	USD	140,000	472
IDR	3,975,490,200	BBP	01/18/24	USD	253,000	5,162
IDR	3,975,490,200	BBP	01/18/24	USD	253,000	5,162
IDR	2,099,840,000	CBNA	01/18/24	USD	136,000	360
IDR	2,099,840,000	CBNA	01/18/24	USD	136,000	360
IDR	77,716,119	CBNA	01/31/24	USD	5,004	42
IDR	11,137,506,328	CBNA	01/31/24	USD	717,161	6,005
IDR	29,498,747,434	CBNA	03/20/24	USD	1,895,307	18,899
INR	17,350,840	BOA	01/18/24	USD	208,000	409
INR	17,350,840	BOA	01/18/24	USD	208,000	409
JPY	15,075,893	BNP	01/18/24	USD	105,000	2,140
JPY	19,773,314	BNP	01/18/24	USD	134,000	6,523
JPY	19,795,581	BNP	01/18/24	USD	134,000	6,681
JPY	20,007,940	BNP	01/18/24	USD	134,000	8,190
JPY	9,800,926	BBP	01/18/24	USD	68,000	1,652
JPY	9,800,926	BBP	01/18/24	USD	68,000	1,652

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	19,814,566	BBP	01/18/24	USD	134,000	$6,816
JPY	29,377,641	BBP	01/18/24	USD	205,000	3,778
JPY	19,734,025	CBNA	01/18/24	USD	135,000	5,244
JPY	19,734,025	CBNA	01/18/24	USD	135,000	5,244
JPY	19,642,885	GSI	01/18/24	USD	134,000	5,596
JPY	34,659,794	UBSA	01/18/24	USD	231,000	15,317
JPY	36,008,760	UBSA	01/18/24	USD	240,000	15,903
KRW	171,975,600	CBNA	01/18/24	USD	134,000	(350)
KRW	171,975,600	CBNA	01/18/24	USD	134,000	(350)
KRW	176,392,000	CBNA	01/18/24	USD	136,000	1,082
KRW	176,392,000	CBNA	01/18/24	USD	136,000	1,082
KRW	177,177,400	MSIP	01/18/24	USD	136,000	1,692
MXN	4,717,631	BNP	01/18/24	USD	269,000	8,162
MXN	2,411,568	BBP	01/18/24	USD	139,000	2,680
MXN	3,506,913	BBP	01/18/24	USD	201,000	5,032
MXN	3,574,269	BBP	01/18/24	USD	204,000	5,989
MXN	1,787,224	GSI	01/18/24	USD	102,000	3,000
MXN	1,787,224	GSI	01/18/24	USD	102,000	3,000
MXN	2,332,687	GSI	01/18/24	USD	133,000	4,046
MXN	2,332,687	GSI	01/18/24	USD	133,000	4,046
MXN	3,445,777	GSI	01/18/24	USD	196,000	6,440
MXN	3,445,777	GSI	01/18/24	USD	196,000	6,440
MXN	3,599,976	GSI	01/18/24	USD	206,000	5,499
MXN	1,120,699	UBSA	01/18/24	USD	63,000	2,841
MXN	1,120,704	UBSA	01/18/24	USD	63,000	2,842
MXN	22,790,406	UBSA	01/18/24	USD	1,300,249	38,691
MYR	1,314,799	BBP	01/18/24	USD	281,000	5,420
MYR	1,314,799	BBP	01/18/24	USD	281,000	5,420
NOK	1,440,156	CBNA	01/18/24	USD	134,000	7,802
NOK	2,998,476	GSI	01/18/24	USD	275,000	20,239
PLN	535,719	BOA	01/18/24	USD	134,000	2,126
PLN	535,719	BOA	01/18/24	USD	134,000	2,126
PLN	554,570	CBNA	01/18/24	USD	140,000	916
PLN	812,591	CBNA	01/18/24	USD	199,000	7,479
PLN	812,591	CBNA	01/18/24	USD	199,000	7,479
PLN	1,083,517	CBNA	01/18/24	USD	270,000	5,321
PLN	1,084,896	CBNA	01/18/24	USD	269,000	6,672
PLN	529,506	UBSA	01/18/24	USD	134,000	547
PLN	529,506	UBSA	01/18/24	USD	134,000	547
PLN	811,294	UBSA	01/18/24	USD	201,000	5,149
PLN	811,294	UBSA	01/18/24	USD	201,000	5,150
PLN	819,373	UBSA	01/18/24	USD	204,000	4,202
PLN	1,588,036	UBSA	01/18/24	USD	392,000	11,519
THB	14,425,385	JPMC	01/18/24	USD	403,000	20,169
THB	14,425,385	JPMC	01/18/24	USD	403,000	20,169
TRY	1,635,700	BBP	12/04/24	USD	41,971	(755)
TRY	1,619,343	GSI	12/04/24	USD	42,203	(1,399)
TRY	1,635,700	GSI	12/04/24	USD	41,828	(612)
TRY	3,271,400	GSI	12/04/24	USD	84,044	(1,611)
TRY	4,907,100	GSI	12/04/24	USD	125,968	(2,320)
ZAR	3,921,813	BOA	01/18/24	USD	210,000	4,128
ZAR	2,458,917	BBP	01/18/24	USD	133,000	1,255
ZAR	2,458,917	BBP	01/18/24	USD	133,000	1,255
ZAR	4,945,712	BBP	01/18/24	USD	269,000	1,032
ZAR	4,945,712	BBP	01/18/24	USD	269,000	1,032
ZAR	2,473,095	CBNA	01/18/24	USD	133,000	2,029
ZAR	2,473,095	CBNA	01/18/24	USD	133,000	2,029

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ZAR	2,508,171	CBNA	01/18/24	USD	134,000	$2,944
ZAR	3,711,334	CBNA	01/18/24	USD	200,000	2,636
ZAR	3,888,950	CBNA	01/18/24	USD	205,000	7,333
ZAR	4,840,303	CBNA	01/18/24	USD	262,000	2,276
ZAR	3,299,271	DBAG	01/18/24	USD	175,500	4,637
ZAR	3,675,256	DBAG	01/18/24	USD	195,500	5,166

Contracts to Deliver
AUD	307,000	BNP	01/18/24	USD	203,588	(5,718)
AUD	206,000	BBP	01/18/24	USD	136,923	(3,524)
AUD	206,000	BBP	01/18/24	USD	136,923	(3,524)
AUD	416,000	GSI	01/18/24	USD	273,423	(10,197)
AUD	312,000	GSI	01/18/24	USD	205,528	(7,187)
AUD	204,000	MSIP	01/18/24	USD	132,951	(6,132)
AUD	204,000	MSIP	01/18/24	USD	132,951	(6,132)
AUD	1,692,000	CIBC	03/20/24	USD	1,141,561	(14,119)
BRL	1,942,201	BNP	01/03/24	USD	401,173	1,346
BRL	1,002,660	CBNA	01/03/24	USD	207,105	695
BRL	1,002,660	CBNA	01/03/24	USD	207,106	695
BRL	674,040	CBNA	01/03/24	USD	137,000	(1,760)
BRL	674,040	CBNA	01/03/24	USD	137,000	(1,760)
BRL	1,943,550	GSI	01/03/24	USD	395,000	(5,105)
BRL	998,837	GSI	01/03/24	USD	206,316	692
BRL	998,837	GSI	01/03/24	USD	206,316	692
BRL	503,819	GSI	01/03/24	USD	104,067	349
BRL	503,819	GSI	01/03/24	USD	104,067	349
BRL	1,812,384	MSIP	01/03/24	USD	372,000	(1,103)
BRL	1,812,384	MSIP	01/03/24	USD	372,000	(1,103)
BRL	3,796,586	SSBT	04/02/24	USD	724,844	(50,306)
CAD	551,170	MSIP	01/18/24	USD	400,000	(16,059)
CAD	300,388	MSIP	01/18/24	USD	218,000	(8,752)
CAD	184,275	UBSA	01/18/24	USD	134,000	(5,103)
CAD	184,275	UBSA	01/18/24	USD	134,000	(5,103)
CAD	1,542,000	DBAG	03/20/24	USD	1,153,430	(11,526)
CHF	118,887	GSI	01/18/24	USD	136,000	(5,561)
CLP	118,472,080	BNP	01/18/24	USD	134,000	(370)
CLP	118,472,080	BNP	01/18/24	USD	134,000	(370)
CLP	35,035,620	BBP	01/18/24	USD	38,000	(1,737)
CLP	35,035,620	BBP	01/18/24	USD	38,000	(1,737)
CLP	117,933,400	CBNA	01/18/24	USD	134,000	241
CLP	117,933,400	CBNA	01/18/24	USD	134,000	241
CLP	176,788,640	MSIP	01/18/24	USD	203,000	2,488
CLP	119,651,690	MSIP	01/18/24	USD	137,000	1,292
CNH	960,711	CBNA	01/18/24	USD	135,000	37
CNH	960,711	CBNA	01/18/24	USD	135,000	37
CNH	485,793	UBSA	01/18/24	USD	68,000	(246)
CNH	485,793	UBSA	01/18/24	USD	68,000	(246)
COP	1,923,651,360	BNP	01/09/24	USD	465,369	(30,434)
COP	748,086,640	BBP	01/09/24	USD	183,839	(8,973)
COP	2,771,224,000	CBNA	01/09/24	USD	680,832	(33,425)
COP	1,454,191,718	BNP	01/18/24	USD	356,498	(17,618)
COP	546,604,400	BNP	01/18/24	USD	136,000	(4,624)
COP	541,226,000	BOA	01/18/24	USD	134,000	(5,240)
COP	552,714,880	CBNA	01/18/24	USD	136,000	(6,196)
COP	550,043,840	GSI	01/18/24	USD	136,000	(5,508)
COP	537,474,000	GSI	01/18/24	USD	134,000	(4,275)

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
COP	537,474,000	GSI	01/18/24	USD	134,000	$(4,275)
COP	597,870,000	SCB	01/18/24	USD	146,000	(7,813)
COP	597,870,000	SCB	01/18/24	USD	146,000	(7,813)
COP	548,730,000	SCB	01/18/24	USD	134,000	(7,170)
COP	6,156,491,196	CBNA	03/20/24	USD	1,507,658	(56,780)
COP	6,156,491,196	GSI	03/20/24	USD	1,509,684	(54,754)
COP	1,071,650,610	GSI	03/20/24	USD	262,707	(9,612)
EUR	322,000	BNP	01/18/24	USD	349,582	(6,097)
EUR	322,000	BNP	01/18/24	USD	349,582	(6,097)
EUR	202,000	BNP	01/18/24	USD	216,836	(6,292)
EUR	124,000	BNP	01/18/24	USD	135,273	(1,697)
EUR	124,000	BNP	01/18/24	USD	135,273	(1,697)
EUR	228,000	BNY	01/18/24	USD	244,694	(7,153)
EUR	250,000	BBP	01/18/24	USD	274,905	(1,244)
EUR	123,000	BBP	01/18/24	USD	134,935	(930)
EUR	123,000	BBP	01/18/24	USD	134,706	(1,159)
EUR	123,000	BBP	01/18/24	USD	134,706	(1,159)
EUR	185,000	GSI	01/18/24	USD	203,444	(906)
EUR	185,000	GSI	01/18/24	USD	203,444	(906)
EUR	123,000	GSI	01/18/24	USD	135,082	(783)
EUR	123,000	GSI	01/18/24	USD	135,082	(783)
EUR	256,000	UBSA	01/18/24	USD	277,097	(5,679)
EUR	108,430	CBNA	02/06/24	USD	117,352	(2,508)
EUR	79,897	CBNA	02/06/24	USD	86,471	(1,848)
EUR	38,315	CBNA	02/06/24	USD	41,468	(886)
EUR	263,574	BBP	03/14/24	USD	284,629	(7,166)
EUR	25,957	BBP	03/14/24	USD	28,031	(706)
EUR	12,000	TDB	03/20/24	USD	13,243	(45)
EUR	11,746,000	UBSA	03/20/24	USD	12,889,062	(117,804)
GBP	215,000	BBP	01/18/24	USD	269,827	(4,245)
GBP	215,000	BBP	01/18/24	USD	269,827	(4,245)
GBP	164,000	BBP	01/18/24	USD	205,387	(3,673)
IDR	9,268,630,561	BNP	01/18/24	USD	596,207	(5,684)
IDR	5,441,348,398	BNP	01/18/24	USD	350,761	(2,592)
IDR	5,184,537,223	BBP	01/18/24	USD	335,851	(825)
IDR	3,822,208,940	BBP	01/18/24	USD	246,594	(1,614)
IDR	1,229,921,472	BBP	01/18/24	USD	79,427	(443)
IDR	11,215,222,447	CBNA	01/31/24	USD	727,128	(1,084)
JPY	29,756,127	BNP	01/18/24	USD	203,000	(8,468)
JPY	29,230,347	BNP	01/18/24	USD	205,000	(2,731)
JPY	19,712,480	BNP	01/18/24	USD	134,000	(6,091)
JPY	29,171,827	BBP	01/18/24	USD	199,000	(8,315)
JPY	19,675,340	GSI	01/18/24	USD	134,000	(5,827)
JPY	31,806,652	MSIP	01/18/24	USD	212,000	(14,040)
KRW	176,244,848	UBSA	01/18/24	USD	136,000	(968)
MXN	16,682,635	BBP	01/18/24	USD	953,697	(26,411)
MXN	58,989,372	CBNA	01/18/24	USD	3,274,677	(190,959)
MXN	4,668,210	CBNA	01/18/24	USD	269,000	(5,258)
MXN	4,094,569	CBNA	01/18/24	USD	227,302	(13,255)
MXN	3,574,193	CBNA	01/18/24	USD	201,000	(8,984)
MXN	2,406,604	CBNA	01/18/24	USD	139,000	(2,388)
MXN	2,412,920	GSI	01/18/24	USD	137,000	(4,760)
MXN	2,412,920	GSI	01/18/24	USD	137,000	(4,760)
MXN	3,588,351	MSIP	01/18/24	USD	206,000	(4,816)
MXN	3,552,047	MSIP	01/18/24	USD	204,000	(4,683)
MXN	4,472,124	TDB	01/18/24	USD	256,656	(6,082)
NOK	1,426,683	MSIP	01/18/24	USD	134,000	(6,476)

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
NOK	3,022,705	UBSA	01/18/24	USD	275,000	$(22,625)
NOK	1,454,351	UBSA	01/18/24	USD	139,000	(4,200)
PLN	2,404,787	BNP	01/18/24	USD	580,505	(30,550)
PLN	1,621,098	BNP	01/18/24	USD	392,000	(19,920)
PLN	823,730	BNP	01/18/24	USD	205,000	(4,310)
PLN	575,387	BNP	01/18/24	USD	139,000	(7,206)
PLN	574,718	BNP	01/18/24	USD	139,000	(7,036)
PLN	1,081,580	CBNA	01/18/24	USD	269,000	(5,829)
PLN	2,647,936	DBAG	01/18/24	USD	657,413	(15,427)
PLN	1,082,882	GSI	01/18/24	USD	269,000	(6,160)
PLN	557,069	UBSA	01/18/24	USD	140,000	(1,551)
TWD	6,901,109	MSIP	01/17/24	USD	214,500	(10,742)
TWD	6,901,109	MSIP	01/17/24	USD	214,500	(10,742)
TWD	3,271,800	CBNA	01/18/24	USD	105,000	(1,800)
ZAR	2,541,602	BOA	01/18/24	USD	135,000	(3,769)
ZAR	2,541,602	BOA	01/18/24	USD	135,000	(3,769)
ZAR	3,853,067	BBP	01/18/24	USD	210,000	(374)
ZAR	3,693,470	CBNA	01/18/24	USD	200,000	(1,660)
ZAR	2,567,484	CBNA	01/18/24	USD	135,000	(5,182)
ZAR	2,567,484	CBNA	01/18/24	USD	135,000	(5,182)
ZAR	2,557,238	CBNA	01/18/24	USD	135,000	(4,623)
ZAR	2,557,238	CBNA	01/18/24	USD	135,000	(4,623)
ZAR	2,508,349	CBNA	01/18/24	USD	134,000	(2,954)
ZAR	2,461,781	CBNA	01/18/24	USD	134,000	(411)
ZAR	2,461,781	CBNA	01/18/24	USD	134,000	(411)
ZAR	4,925,407	DBAG	01/18/24	USD	262,000	(6,923)
ZAR	3,857,383	HSBC	01/18/24	USD	205,000	(5,610)
ZAR	20,979,601	DBAG	02/05/24	USD	1,107,162	(36,576)

Cross Currency Contracts to Buy
COP	599,778,000	SCB	01/18/24	GBP	120,000	1,333
COP	599,778,000	SCB	01/18/24	GBP	120,000	1,333
EUR	95,000	GSI	01/18/24	MXN	1,782,672	204
EUR	95,000	GSI	01/18/24	MXN	1,782,672	204
EUR	511,000	BNP	01/18/24	GBP	442,750	50
EUR	127,000	BNP	01/18/24	MXN	2,396,914	(536)
EUR	127,000	BNP	01/18/24	MXN	2,396,914	(536)
EUR	124,000	MSIP	01/18/24	MXN	2,341,936	(619)
EUR	124,000	MSIP	01/18/24	MXN	2,341,936	(619)
EUR	127,000	BNP	01/18/24	MXN	2,404,163	(961)
EUR	127,000	BNP	01/18/24	MXN	2,404,163	(962)
EUR	126,000	BNP	01/18/24	MXN	2,388,438	(1,142)
EUR	126,000	BNP	01/18/24	MXN	2,388,438	(1,142)
EUR	244,000	BNP	01/18/24	NOK	2,754,772	(1,722)
EUR	244,000	BNP	01/18/24	NOK	2,754,772	(1,722)
EUR	125,000	BNP	01/18/24	PLN	555,509	(3,080)
EUR	125,000	BNP	01/18/24	PLN	555,509	(3,080)
EUR	124,000	UBSA	01/18/24	PLN	552,252	(3,357)
EUR	124,000	UBSA	01/18/24	PLN	552,252	(3,357)
EUR	92,000	GSI	01/18/24	NOK	1,071,283	(3,859)
EUR	92,000	GSI	01/18/24	NOK	1,071,283	(3,859)
HUF	47,699,556	BNP	01/18/24	EUR	125,000	(867)
HUF	47,699,556	BNP	01/18/24	EUR	125,000	(867)
MXN	2,374,662	GSI	01/18/24	EUR	124,000	2,542
MXN	2,374,662	GSI	01/18/24	EUR	124,000	2,542
MXN	2,400,697	GSI	01/18/24	EUR	126,000	1,862

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	2,400,697	GSI	01/18/24	EUR	126,000	$1,862
MXN	2,418,207	CBNA	01/18/24	EUR	127,000	1,787
MXN	2,418,207	CBNA	01/18/24	EUR	127,000	1,787
MXN	1,793,892	CBNA	01/18/24	EUR	95,000	455
MXN	1,793,892	CBNA	01/18/24	EUR	95,000	455
NOK	1,358,324	BBP	01/18/24	EUR	115,456	6,213
NOK	1,358,324	BBP	01/18/24	EUR	115,456	6,213
NOK	1,079,459	UBSA	01/18/24	EUR	92,000	4,664
NOK	1,079,459	UBSA	01/18/24	EUR	92,000	4,664
NOK	1,357,480	BNP	01/18/24	EUR	118,000	3,319
NOK	1,357,480	BNP	01/18/24	EUR	118,000	3,319
NOK	3,598,147	BNP	01/18/24	EUR	320,000	814
NOK	124,069	CBNA	01/18/24	EUR	10,544	569
NOK	124,069	CBNA	01/18/24	EUR	10,544	569
ZAR	2,723,929	DBAG	01/18/24	EUR	135,000	(396)
ZAR	2,723,875	DBAG	01/18/24	EUR	135,000	(399)

Net Unrealized Depreciation						$(455,940)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	06/18/24	528	USD	125,419,800	$264,472
3 Month SONIA Futures	03/18/25	23	GBP	5,542,138	9,004
Australian 10 Year Treasury Bond Futures	03/15/24	112	AUD	13,066,561	250,182
U.S. Treasury Long Bond Futures	03/19/24	329	USD	41,104,438	1,372,788
U.S. Treasury Note 5 Year Futures	03/28/24	2,000	USD	217,546,876	3,842,922
U.S. Treasury Ultra Long Bond Futures	03/19/24	13	USD	1,736,719	(1,154)

Futures Contracts—Short
3 Month SOFR Futures	09/17/24	(14)	USD	(3,341,975)	(18,227)
3 Month SOFR Futures	06/17/25	(556)	USD	(134,246,200)	(659,726)
3 Month SOFR Futures	12/17/24	(1,076)	USD	(257,984,450)	(1,146,788)
Canada Government Bond 10 Year Futures	03/19/24	(411)	CAD	(51,037,980)	(1,858,012)
Euro STOXX 50 Index Futures	03/15/24	(37)	EUR	(1,680,910)	15,245
Euro STOXX Banks Index Futures	03/15/24	(234)	EUR	(1,394,640)	15,158
Euro-Bobl Futures	03/07/24	(8)	EUR	(954,240)	(15,904)
Euro-Buxl 30 Year Bond Futures	03/07/24	(71)	EUR	(10,062,120)	(720,059)
Japanese Government 10 Year Bond Futures	03/13/24	(1)	JPY	(146,710,000)	(6,157)
Russell 2000 Index E-Mini Futures	03/15/24	(31)	USD	(3,173,935)	(219,799)
U.S. Treasury Note 10 Year Futures	03/19/24	(162)	USD	(18,288,281)	(266,930)
U.S. Treasury Note 2 Year Futures	03/28/24	(1,066)	USD	(219,504,390)	(548,506)
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	(302)	USD	(35,640,719)	(199,643)

Net Unrealized Appreciation					$108,866

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
BRL Call/USD Put	BRL	4.890	GSI	01/04/24	408,000	USD	408,000	$5,201	$3,990	$(1,211)
EUR Call/CZK Put	CZK	24.900	GSI	01/08/24	870,000	EUR	870,000	5,280	865	(4,415)
KRW Call/USD Put	KRW	1,280.000	GSI	02/22/24	350,000	USD	350,000	3,053	3,220	167
MXN Call/USD Put	MXN	16.980	GSI	01/15/24	934,000	USD	934,000	3,475	6,679	3,204
PLN Call/EUR Put	PLN	4.280	BOA	02/02/24	74,000	EUR	74,000	5,923	15,395	9,472
USD Call/EUR Put	USD	1.035	BNP	01/12/24	74,000	EUR	74,000	8,864	—	(8,864)
USD Call/EUR Put	USD	1.095	BOA	01/25/24	509,000	EUR	509,000	3,091	2,038	(1,053)
USD Call/EUR Put	USD	1.095	BNP	01/31/24	634,000	EUR	634,000	2,486	2,901	415
USD Call/EUR Put	USD	1.054	BOA	03/27/24	64,000	EUR	64,000	7,026	4,464	(2,562)

Totals								$44,399	$39,552	$(4,847)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5 Yr IRS	4.235%	CBNA	SOFR	Pay	03/26/24	56,337,000	USD	56,337,000	$867,589	$2,069,016	$1,201,427
Put - OTC - 5 Yr. IRS	4.235%	CBNA	SOFR	Receive	03/26/24	56,337,000	USD	56,337,000	867,590	78,222	(789,368)
Put - OTC - 10 Yr. IRS	2.834%	JPMC	6M EURIBOR	Receive	03/12/24	41,586,000	EUR	41,586,000	438,490	249,259	(189,231)

Totals									$2,173,669	$2,396,497	$222,828

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 3 Month SOFR Futures	USD	94.938	03/15/24	2,761	USD	6,902,500	$654,692	$1,121,657	$466,965
Put - U.S. Treasury Note 2 Year Futures	USD	102.500	01/26/24	27	USD	54,000	13,542	5,906	(7,636)
Put - U.S. Treasury Note 2 Year Futures	USD	102.500	02/23/24	36	USD	72,000	24,781	14,625	(10,156)

Totals							$693,015	$1,142,188	$449,173

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/CZK Put	CZK	25.350	GSI	01/08/24	(1,118,000)	EUR	(1,118,000)	$(2,656)	$(90)	$2,566
USD Call/BRL Put	BRL	5.050	GSI	01/04/24	(408,000)	USD	(408,000)	(1,932)	(9)	1,923
USD Call/EUR Put	USD	1.083	BOA	01/25/24	(509,000)	EUR	(509,000)	(1,262)	(734)	528
USD Call/KRW Put	KRW	1,330.000	GSI	02/22/24	(350,000)	USD	(350,000)	(2,182)	(1,653)	529
USD Call/MXN Put	MXN	19.000	UBSA	01/04/24	(392,000)	USD	(392,000)	(2,168)	—	2,168

Totals								$(10,200)	$(2,486)	$7,714

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	3.360%	BOA	SOFR	Receive	12/22/25	(251,472)	USD	(251,472)	$(11,223)	$(11,266)	$(43)
Call - OTC - 10 Yr. IRS	4.538%	JPMC	SOFR	Receive	10/20/25	(183,444)	USD	(183,444)	(9,402)	(19,879)	(10,477)
Call - OTC - 10 Yr. IRS	4.170%	JPMC	SOFR	Receive	09/28/26	(297,317)	USD	(297,317)	(16,129)	(26,006)	(9,877)
Call - OTC - 10 Yr. IRS	4.481%	JPMC	SOFR	Receive	10/20/25	(366,967)	USD	(366,967)	(18,807)	(38,430)	(19,623)
Call - OTC - 10 Yr. IRS	3.956%	CBNA	SOFR	Receive	11/28/25	(645,408)	USD	(645,408)	(29,624)	(47,513)	(17,889)
Call - OTC - 10 Yr. IRS	3.956%	DBAG	SOFR	Receive	11/17/25	(742,192)	USD	(742,192)	(34,401)	(54,546)	(20,145)
Call - OTC - 10 Yr. IRS	3.965%	CBNA	SOFR	Receive	11/20/25	(1,095,107)	USD	(1,095,107)	(50,923)	(81,070)	(30,147)
Call - OTC - 10 Yr. IRS	4.000%	BOA	SOFR	Receive	11/17/25	(1,257,993)	USD	(1,257,993)	(58,968)	(95,543)	(36,575)
Call - OTC - 10 Yr. IRS	3.403%	MSIP	SOFR	Receive	12/15/25	(7,801,000)	USD	(7,801,000)	(350,655)	(362,902)	(12,247)

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5 Yr. IRS	3.903%	DBAG	SOFR	Receive	11/14/24	(37,760,488)	USD	(37,760,488)	$(838,283)	$(1,399,372)	$(561,089)
Call - OTC - 5 Yr. IRS	3.958%	BBP	SOFR	Receive	03/14/24	(56,337,500)	USD	(56,337,500)	(795,767)	(1,416,227)	(620,460)
Call - OTC - 5 Yr. IRS	3.750%	CBNA	SOFR	Receive	06/12/24	(140,843,750)	USD	(140,843,750)	(2,238,675)	(3,504,763)	(1,266,088)
Put - OTC - 10 Yr. IRS	3.234%	JPMC	6M EURIBOR	Pay	03/12/24	(41,586,000)	EUR	(41,586,000)	(135,755)	(73,540)	62,215
Put - OTC - 10 Yr. IRS	4.538%	JPMC	SOFR	Pay	10/20/25	(183,444)	USD	(183,444)	(9,402)	(2,931)	6,471
Put - OTC - 10 Yr. IRS	4.481%	JPMC	SOFR	Pay	10/20/25	(366,967)	USD	(366,967)	(18,807)	(6,155)	12,652
Put - OTC - 10 Yr. IRS	4.170%	JPMC	SOFR	Pay	09/28/26	(297,317)	USD	(297,317)	(16,129)	(8,809)	7,320
Put - OTC - 10 Yr. IRS	3.360%	BOA	SOFR	Pay	12/22/25	(251,472)	USD	(251,472)	(10,768)	(11,455)	(687)
Put - OTC - 10 Yr. IRS	3.956%	CBNA	SOFR	Pay	11/28/25	(645,408)	USD	(645,408)	(29,624)	(17,735)	11,889
Put - OTC - 10 Yr. IRS	3.956%	DBAG	SOFR	Pay	11/17/25	(742,192)	USD	(742,192)	(34,401)	(20,169)	14,232
Put - OTC - 10 Yr. IRS	3.965%	CBNA	SOFR	Pay	11/20/25	(1,095,107)	USD	(1,095,107)	(50,923)	(29,641)	21,282
Put - OTC - 10 Yr. IRS	4.000%	BOA	SOFR	Pay	11/17/25	(1,257,993)	USD	(1,257,993)	(58,968)	(32,939)	26,029
Put - OTC - 10 Yr. IRS	3.403%	MSIP	SOFR	Pay	12/15/25	(7,801,000)	USD	(7,801,000)	(350,655)	(341,986)	8,669
Put - OTC - 5 Yr. IRS	3.958%	BBP	SOFR	Pay	03/14/24	(56,337,500)	USD	(56,337,500)	(795,767)	(152,458)	643,309
Put - OTC - 5 Yr. IRS	3.903%	DBAG	SOFR	Pay	11/14/24	(37,760,488)	USD	(37,760,488)	(838,283)	(332,890)	505,393
Put - OTC - 5 Yr. IRS	3.750%	CBNA	SOFR	Pay	06/12/24	(140,843,750)	USD	(140,843,750)	(2,162,089)	(1,088,404)	1,073,685

Totals									$(8,964,428)	$(9,176,629)	$(212,201)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 1 Year Mid-Curve SOFR Futures	USD	96.500	03/15/24	(1,381)	USD	(3,452,500)	$(618,395)	$(1,165,219)	$(546,824)
Call - U.S. Treasury Note 2 Year Futures	USD	104.500	02/23/24	(18)	USD	(36,000)	(1,941)	(2,250)	(309)
Put - U.S. Treasury Note 2 Year Futures	USD	102.000	01/26/24	(54)	USD	(108,000)	(8,354)	(2,531)	5,823
Put - U.S. Treasury Note 2 Year Futures	USD	102.000	02/23/24	(36)	USD	(72,000)	(10,632)	(5,625)	5,007

Totals							$(639,322)	$(1,175,625)	$(536,303)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPTFE	Maturity	2.512%	Maturity	12/15/53	EUR	2,170,000	$50,864	$104	$50,760
Pay	12M SOFR	Annually	3.331%	Annually	06/17/29	USD	11,241,768	8,747	106	8,641
Pay	12M SOFR	Annually	3.363%	Annually	06/17/29	USD	8,431,138	18,638	79	18,559
Pay	12M SOFR	Annually	3.425%	Annually	06/17/29	USD	6,323,449	31,529	59	31,470
Pay	12M SOFR	Annually	3.439%	Annually	06/17/29	USD	8,431,279	47,512	79	47,433
Pay	12M SOFR	Annually	3.408%	Annually	06/17/29	USD	16,862,700	71,623	158	71,465
Pay	1M TIIE	Monthly	11.700%	Monthly	02/12/24	MXN	38,764,000	554	(1)	555
Pay	1M TIIE	Monthly	11.720%	Monthly	02/14/24	MXN	23,117,000	382	—	382
Pay	1M TIIE	Monthly	8.950%	Monthly	11/08/28	MXN	14,718,000	12,910	8	12,902
Pay	1M TIIE	Monthly	9.685%	Monthly	10/25/28	MXN	15,240,000	39,095	8	39,087
Pay	3M KCOD	Quarterly	3.188%	Quarterly	09/20/26	KRW	788,915,870	1,202	5	1,197
Pay	3M KCOD	Quarterly	3.330%	Quarterly	09/20/26	KRW	773,676,291	3,427	5	3,422
Pay	3M KCOD	Quarterly	3.380%	Quarterly	09/20/26	KRW	773,792,354	4,217	5	4,212
Pay	3M KCOD	Quarterly	3.383%	Quarterly	09/20/26	KRW	773,792,355	4,256	5	4,251
Pay	6M CDOR	Semi-Annually	3.540%	Semi-Annually	06/15/33	CAD	9,276,034	270,245	113	270,132
Pay	6M CDOR	Semi-Annually	4.002%	Semi-Annually	09/21/33	CAD	2,265,000	132,703	28	132,675
Pay	6M EURIBOR	Semi-Annually	3.151%	Semi-Annually	07/21/28	EUR	937,000	31,122	9	31,113
Pay	6M EURIBOR	Semi-Annually	3.216%	Semi-Annually	11/08/33	EUR	5,438,257	372,280	99	372,181
Pay	6M EURIBOR	Semi-Annually	3.224%	Semi-Annually	11/08/33	EUR	5,438,256	376,470	99	376,371
Pay	6M EURIBOR	Semi-Annually	3.529%	Semi-Annually	11/08/25	EUR	24,069,750	288,448	113	288,335

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6M EURIBOR	Semi-Annually	3.535%	Semi-Annually	11/08/25	EUR	24,069,750	$291,530	$113	$291,417
Receive	1M TIIE	Monthly	11.245%	Monthly	11/07/24	MXN	66,865,000	(9,923)	6	(9,929)
Receive	1M TIIE	Monthly	10.950%	Monthly	12/03/24	MXN	67,453,000	(2,917)	7	(2,924)
Receive	6M CDOR	Semi-Annually	3.404%	Semi-Annually	06/15/53	CAD	4,122,000	(261,464)	109	(261,573)
Receive	6M CDOR	Semi-Annually	3.722%	Semi-Annually	09/21/53	CAD	990,000	(109,886)	26	(109,912)
Receive	6M EURIBOR	Annually	3.157%	Annually	11/08/28	EUR	20,082,375	(701,842)	204	(702,046)
Receive	6M EURIBOR	Annually	3.165%	Annually	11/08/28	EUR	20,082,375	(709,377)	204	(709,581)
Receive	6M PRIBOR	Semi-Annually	4.098%	Semi-Annually	03/20/26	CZK	20,900,000	(4,329)	4	(4,333)
Receive	6M WIBOR	Annually	5.135%	Annually	12/20/25	PLN	3,744,000	(3,115)	4	(3,119)

Totals								$254,901	$1,758	$253,143

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	1-Day CDI	Maturity	10.108%	Maturity	01/02/26	GSI	BRL	1,931,920	$1,130	$—	$1,130
Pay	1-Day CDI	Maturity	9.980%	Maturity	01/02/26	HSBC	BRL	6,147,000	222	—	222
Pay	1-Day CDI	Maturity	11.745%	Maturity	01/02/26	CBNA	BRL	5,106,000	37,290	—	37,290
Pay	1-Day CDI	Maturity	11.800%	Maturity	01/02/26	CBNA	BRL	5,263,226	40,177	—	40,177
Pay	1-Day CDI	Maturity	11.865%	Maturity	01/02/25	BOA	BRL	5,259,958	12,177	—	12,177
Pay	1-Day CDI	Maturity	10.345%	Maturity	01/04/27	CBNA	BRL	5,535,000	21,175	—	21,175
Pay	1-Day CDI	Maturity	10.575%	Maturity	01/02/26	CBNA	BRL	8,064,000	29,031	—	29,031
Pay	1-Day CDI	Maturity	11.103%	Maturity	01/02/25	BBP	BRL	7,703,000	12,072	—	12,072
Receive	1-Day CDI	Maturity	12.615%	Maturity	01/02/24	CBNA	BRL	27,165,140	(88)	—	(88)
Receive	12M COIRR	Maturity	10.176%	Maturity	06/20/25	CBNA	COP	3,997,331,802	(8,723)	—	(8,723)
Receive	12M COIRR	Maturity	8.620%	Maturity	11/05/25	JPMC	COP	7,068,327,000	(19,946)	—	(19,946)

Totals									$124,517	$—	$124,517

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.41.V2	(5.000%)	Quarterly	12/20/28	3.563%	USD	6,020,090	$(351,134)	$(34,861)	$(316,273)
ITRX.EUR.40.V1	(1.000%)	Quarterly	12/20/28	0.579%	EUR	2,890,000	(62,275)	(34,705)	(27,570)
ITRX.FINSR.40.V1	(1.000%)	Quarterly	12/20/28	0.669%	EUR	9,090,000	(153,494)	(62,799)	(90,695)
ITRX.EUR.XOVER.40.V1	(5.000%)	Quarterly	12/20/28	3.090%	EUR	2,163,623	(191,386)	(44,678)	(146,708)

Totals							$(758,289)	$(177,043)	$(581,246)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.40.V2	5.000%	Quarterly	06/20/28	3.363%	USD	6,523,110	$400,017	$(14,568)	$414,585

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Abbott Laboratories 3.400% due on 11/30/23	(1.000%)	Quarterly	12/20/28	JPMC	0.467%	USD	1,238,000	$(29,855)	$(23,232)	$(6,623)
American Electric Power Co. Inc. 3.200% due on 11/13/27	(1.000%)	Quarterly	12/20/28	BOA	0.392%	USD	1,266,659	(35,264)	(28,840)	(6,424)
American Electric Power Co. Inc. 3.200% due on 11/13/27	(1.000%)	Quarterly	12/20/28	DBAG	0.392%	USD	1,587,341	(44,191)	(31,943)	(12,248)
American Electric Power Co. Inc. 3.200% due on 11/13/27	(1.000%)	Quarterly	12/20/28	GSI	0.392%	USD	3,000,000	(82,686)	(72,253)	(10,433)
American Express Co. 4.050% due on 05/03/29	(1.000%)	Quarterly	12/20/28	CBNA	0.407%	USD	3,000,000	(80,553)	(63,933)	(16,620)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	0.803%	USD	460,000	(18,450)	7,496	(25,946)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	1.224%	USD	480,000	(25,763)	17,539	(43,302)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	0.398%	USD	250,000	(5,445)	(1,383)	(4,062)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	0.398%	USD	250,000	(5,445)	(1,493)	(3,952)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	0.398%	USD	250,000	(5,445)	(1,567)	(3,878)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	0.261%	USD	460,000	(3,261)	(1,782)	(1,479)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	0.261%	USD	1,185,000	(8,400)	(2,720)	(5,680)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.279%	USD	314,000	(2,175)	1,512	(3,687)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.279%	USD	520,000	(3,602)	2,552	(6,154)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.279%	USD	524,000	(3,629)	2,571	(6,200)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.279%	USD	525,000	(3,636)	2,576	(6,212)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.279%	USD	526,000	(3,643)	2,532	(6,175)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.279%	USD	740,000	(5,125)	3,562	(8,687)
Brazil Government International Bond 4.250% due 01/07/25	(1.000%)	Quarterly	12/20/28	GSI	1.314%	USD	659,500	9,226	27,041	(17,815)
Colombia Government International Bond 10.375% due 01/28/33	(1.000%)	Quarterly	12/20/28	JPMC	1.556%	USD	781,000	19,278	37,570	(18,292)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.143%	EUR	600,000	3,922	44,887	(40,965)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.143%	EUR	352,000	2,301	17,056	(14,755)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.143%	EUR	131,000	856	6,704	(5,848)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.143%	EUR	117,000	765	5,669	(4,904)
Dominion Energy, Inc. 4.250%, due 06/01/28	(1.000%)	Quarterly	12/20/28	BOA	0.565%	USD	663,056	(13,183)	(10,130)	(3,053)
Dominion Energy, Inc. 4.250%, due 06/01/28	(1.000%)	Quarterly	12/20/28	BOA	0.565%	USD	1,266,703	(25,185)	(20,393)	(4,792)
Dominion Energy, Inc. 4.250%, due 06/01/28	(1.000%)	Quarterly	12/20/28	BBP	0.565%	USD	319,704	(6,356)	(4,998)	(1,358)
Dominion Energy, Inc. 4.250%, due 06/01/28	(1.000%)	Quarterly	12/20/28	CBNA	0.565%	USD	629,537	(12,516)	(9,344)	(3,172)

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/28	BNP	0.883%	USD	305,000	$(1,606)	$3,083	$(4,689)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/28	BNP	0.883%	USD	310,000	(1,632)	2,869	(4,501)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/28	BNP	0.883%	USD	310,000	(1,632)	3,200	(4,832)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/28	BNP	0.883%	USD	314,000	(1,653)	3,241	(4,894)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	12/20/28	JPMC	0.883%	USD	251,900	(1,326)	2,493	(3,819)
Mexico Government International Bond 4.150% due 03/28/27	(1.000%)	Quarterly	12/20/28	BBP	0.883%	USD	1,142,816	(6,016)	8,961	(14,977)
Republic of South Africa Government International Bond 5.875% due 09/16/25	(1.000%)	Quarterly	12/20/28	BBP	2.039%	USD	303,196	13,801	23,465	(9,664)
Republic of South Africa Government International Bond 5.875% due 09/16/25	(1.000%)	Quarterly	12/20/28	BBP	2.039%	USD	274,247	12,483	21,329	(8,846)
Republic of South Africa Government International Bond 5.875% due 09/16/25	(1.000%)	Quarterly	12/20/28	BBP	2.039%	USD	242,557	11,041	18,957	(7,916)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	0.397%	USD	499,000	(10,869)	(551)	(10,318)
UBS Group AG 0.250%, 01/29/26	(1.000%)	Quarterly	06/20/28	BNP	0.687%	EUR	134,000	(1,949)	5,409	(7,358)
UBS Group AG 0.250%, 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.687%	EUR	37,000	(538)	1,837	(2,375)
UBS Group AG 0.250%, 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.687%	EUR	112,000	(1,629)	5,341	(6,970)
UBS Group AG 0.250%, 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.687%	EUR	117,000	(1,702)	6,275	(7,977)
UBS Group AG 0.250%, 01/29/26	(1.000%)	Quarterly	06/20/28	JPMC	0.687%	EUR	1,000,000	(14,545)	31,972	(46,517)

Totals								$(395,232)	$43,137	$(438,369)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.6.AAA	(0.500%)	Monthly	05/11/63	DBAG	0.500%	USD	1,001,000	$—	$145	$(145)
CMBX.NA.6.AAA	(0.500%)	Monthly	05/11/63	DBAG	0.500%	USD	2,340,000	—	(883)	883
CMBX.NA.9.AAA	(0.500%)	Monthly	09/17/58	MSIP	0.469%	USD	21,858	(11)	295	(306)
CMBX.NA.9.AAA	(0.500%)	Monthly	09/17/58	MSIP	0.469%	USD	1,090,000	(539)	13,409	(13,948)
CMBX.NA.9.BBB-	(3.000%)	Monthly	09/17/58	CBNA	14.758%	USD	500,000	87,406	15,545	71,861
CMBX.NA.9.BBB-	(3.000%)	Monthly	09/17/58	MSIP	14.758%	USD	105,000	18,355	5,346	13,009

Totals								$105,211	$33,857	$71,354

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.10.BBB-	3.000%	Monthly	11/17/59	JPMC	13.993%	USD	40,000	$(9,593)	$(3,575)	$(6,018)
CMBX.NA.14.BBB-	3.000%	Monthly	12/16/72	GSI	7.231%	USD	186,000	(36,642)	(30,792)	(5,850)
CMBX.NA.9.BBB-	3.000%	Monthly	09/17/58	DBAG	14.758%	USD	467,000	(81,637)	(57,312)	(24,325)
CMBX.NA.9.BBB-	3.000%	Monthly	09/17/58	MSIP	14.758%	USD	138,000	(24,124)	(168)	(23,956)

Totals								$(151,996)	$(91,847)	$(60,149)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Securities in the amount of $10,378 have been received at the custodian bank as collateral for OTC swap contracts, and forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank PLC
(BNP)—	BNP Paribas SA
(BNY)—	Bank of New York Mellon
(BOA)—	Bank of America NA
(CBNA)—	Citibank NA
(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank PLC
(JPMC)—	JPMorgan Chase Bank NA
(MSIP)—	Morgan Stanley & Co. International PLC
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations—(Continued)

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(COIRR) —	Colombia Overnight Interbank Reference Rate
(CPTFE)—	Eurozone Harmonized Index of Consumer Prices ex-Tobacco
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(ITRX.FINSR)—	Markit iTraxx Europe Senior Financial CDS Index
(KCOD)—	South Korean Certificate of Deposit Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIBOR)—	Prague Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TSFR)—	Term Secured Overnight Financing Rate
(WIBOR)—	Warsaw Interbank Offered Rate

Other Abbreviations

(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,685,109,054	$—	$1,685,109,054
Corporate Bonds & Notes
Aerospace/Defense	—	27,703,898	—	27,703,898
Agriculture	—	12,935,187	—	12,935,187
Airlines	—	5,522,033	—	5,522,033
Apparel	—	506,169	—	506,169
Auto Manufacturers	—	1,798,296	—	1,798,296
Auto Parts & Equipment	—	766,446	—	766,446
Banks	—	190,878,062	—	190,878,062
Biotechnology	—	16,289,043	—	16,289,043
Building Materials	—	901,151	—	901,151
Chemicals	—	3,071,146	—	3,071,146
Commercial Services	—	7,154,427	—	7,154,427
Computers	—	4,821,368	—	4,821,368
Diversified Financial Services	—	5,692,484	—	5,692,484
Electric	—	77,106,459	—	77,106,459
Energy-Alternate Sources	—	846,721	—	846,721
Entertainment	—	4,947,257	—	4,947,257
Environmental Control	—	1,842,125	—	1,842,125
Food	—	448,611	—	448,611
Gas	—	7,830,861	—	7,830,861
Healthcare-Products	—	3,866,288	—	3,866,288

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Healthcare-Services	$—	$16,904,790	$—	$16,904,790
Home Builders	—	4,756,693	4,204,670	8,961,363
Insurance	—	1,962,606	—	1,962,606
Internet	—	4,373,986	—	4,373,986
Iron/Steel	—	639,140	—	639,140
Lodging	—	490,927	1,320,306	1,811,233
Machinery-Diversified	—	4,051,439	—	4,051,439
Media	—	14,571,484	—	14,571,484
Mining	—	4,317,123	—	4,317,123
Miscellaneous Manufacturing	—	2,381,460	—	2,381,460
Oil & Gas	—	53,901,557	1,117,728	55,019,285
Packaging & Containers	—	2,767,185	—	2,767,185
Pharmaceuticals	—	21,686,949	—	21,686,949
Pipelines	—	95,580,409	—	95,580,409
Real Estate	—	865,128	5,698,951	6,564,079
Real Estate Investment Trusts	—	34,580,634	—	34,580,634
Retail	—	2,889,304	—	2,889,304
Semiconductors	—	8,087,604	—	8,087,604
Shipbuilding	—	4,865,465	—	4,865,465
Software	—	13,428,027	—	13,428,027
Telecommunications	—	48,352,746	1,046,137	49,398,883
Transportation	—	11,242,487	—	11,242,487
Total Corporate Bonds & Notes	—	727,625,175	13,387,792	741,012,967
Asset-Backed Securities
Asset-Backed - Credit Card	—	1,323,220	—	1,323,220
Asset-Backed - Home Equity	—	25,342,029	—	25,342,029
Asset-Backed - Manufactured Housing	—	10,720,076	—	10,720,076
Asset-Backed - Other	—	211,301,148	4,314,631	215,615,779
Asset-Backed - Student Loan	—	21,440,133	—	21,440,133
Total Asset-Backed Securities	—	270,126,606	4,314,631	274,441,237
Total Mortgage-Backed Securities*	—	225,257,784	—	225,257,784
Total Foreign Government*	—	56,133,988	—	56,133,988
Floating Rate Loans
Agriculture	—	306,422	—	306,422
Airlines	—	522	—	522
Apparel	—	138,039	—	138,039
Auto Parts & Equipment	—	241,285	—	241,285
Beverages	—	499,060	—	499,060
Chemicals	—	936,327	—	936,327
Commercial Services	—	2,081,806	1,180,685	3,262,491
Computers (Less Unfunded Loan Commitments of $1,171,829)	—	—	2,135,985	2,135,985
Cosmetics/Personal Care	—	93,044	217,005	310,049
Engineering & Construction	—	—	1,511,016	1,511,016
Entertainment	—	2,661,950	—	2,661,950
Food	—	870,188	—	870,188
Hand/Machine Tools	—	422,446	—	422,446
Healthcare-Services	—	234,955	—	234,955
Household Products/Wares	—	122,360	—	122,360
Housewares	—	301,023	—	301,023
Lodging	—	1,878,686	—	1,878,686
Machinery-Diversified	—	340,460	—	340,460
Media	—	319,805	—	319,805
Mining	—	91,015	—	91,015
Oil & Gas	—	—	347,375	347,375
Pipelines	—	130,253	—	130,253
Retail	—	201,603	—	201,603
Software	—	182,035	—	182,035
Telecommunications	—	717,326	—	717,326
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,171,829)	—	12,770,610	5,392,066	18,162,676
Total Municipals*	—	18,860,991	—	18,860,991

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$5,166,445	$—	$—	$5,166,445
Total Preferred Stocks*	—	—	4,856,693	4,856,693
Convertible Bonds
Automobiles	—	—	1,504,797	1,504,797
Energy-Alternate Sources	—	51,807	—	51,807
Media	—	198,400	—	198,400
Total Convertible Bonds	—	250,207	1,504,797	1,755,004
Warrants
Automobiles	—	—	8,629	8,629
Health Care Providers & Services	21	—	—	21
Health Care Technology	0	—	—	0
Hotels, Restaurants & Leisure	—	—	0	0
IT Services	—	—	235,707	235,707
Machinery	553	—	—	553
Software	1,361	—	—	1,361
Specialty Retail	3,787	—	—	3,787
Total Warrants	5,722	—	244,336	250,058
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	68,079,147	—	68,079,147
Securities Lending Reinvestments
Repurchase Agreements	—	2,007,079	—	2,007,079
Mutual Funds	3,150,000	—	—	3,150,000
Total Securities Lending Reinvestments	3,150,000	2,007,079	—	5,157,079
Purchased Options
Foreign Currency Options at Value	—	39,552	—	39,552
Interest Rate Swaptions at Value	—	2,396,497	—	2,396,497
Options on Exchange-Traded Futures Contracts at Value	1,142,188	—	—	1,142,188
Total Purchased Options	1,142,188	2,436,049	—	3,578,237
Total Net Investments	$9,464,355	$3,068,656,690	$29,700,315	$3,107,821,360

Collateral for Securities Loaned (Liability)	$—	$(5,157,079)	$—	$(5,157,079)
TBA Forward Sales Commitments (Liability)	$—	$(48,603,634)	$—	$(48,603,634)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$793,766	$—	$793,766
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,249,706)	—	(1,249,706)
Total Forward Contracts	$—	$(455,940)	$—	$(455,940)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,769,771	$—	$—	$5,769,771
Futures Contracts (Unrealized Depreciation)	(5,660,905)	—	—	(5,660,905)
Total Futures Contracts	$108,866	$—	$—	$108,866
Written Options
Foreign Currency Options at Value	$—	$(2,486)	$—	$(2,486)
Interest Rate Swaptions at Value	—	(9,176,629)	—	(9,176,629)
Options on Exchange-Traded Futures Contracts at Value	(1,175,625)	—	—	(1,175,625)
Total Written Options	$(1,175,625)	$(9,179,115)	$—	$(10,354,740)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,471,145	$—	$2,471,145
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,384,663)	—	(2,384,663)
Total Centrally Cleared Swap Contracts	$—	$86,482	$—	$86,482
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$332,708	$—	$332,708
OTC Swap Contracts at Value (Liabilities)	—	(650,208)	—	(650,208)
Total OTC Swap Contracts	$—	$(317,500)	$—	$(317,500)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Purchases	Sales	Realized Gain/ (Loss)	Transfers In	Amortization Prem/Desc	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2023	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2023
Corporate Bonds
Home Builders	$1,144,179	$3,010,880	$—	$—	$—	$3,822	$45,789	$4,204,670	$45,789
Lodging	1,346,113	274,169	(288,335)	42,146	—	8,348	(62,135)	1,320,306	(62,135)
Oil & Gas	1,953,719	1,099,773	(1,990,950)	39,819	—	—	15,367	1,117,728	17,955
Real Estate	1,115,229	5,778,752	(1,192,407)	34,428	—	26,716	(63,767)	5,698,951	(90,984)
Telecommunications	—	1,046,137	—	—	—	—	—	1,046,137	—
Asset-Backed Securities
Asset-Backed - Other	—	984,236	—	—	3,166,485	—	163,910	4,314,631	163,910
Floating Rate Loans
Commercial Services	1,214,558	339,703	—	—	—	702	(374,278)	1,180,685	(374,278)
Computers*	—	2,200,516	(17,420)	156	—	1,781	(49,048)	2,135,985	(49,048)
Cosmetics/Personal Care	—	215,340	—	—	—	191	1,474	217,005	1,474
Engineering & Construction	—	1,852,618	(344,216)	17	—	424	2,173	1,511,016	2,173
Oil & Gas	—	347,375	—	—	—	28	(28)	347,375	(28)
Preferred Stocks
Home Builders	2,394,765	—	—	—	—	—	98,550	2,493,315	98,550
IT Services	1,810,663	—	—	—	—	—	400,109	2,210,772	400,109
Software	—	303,694	—	—	—	—	(151,088)	152,606	(151,088)
Convertible Bonds
Automobiles	1,123,937	204,736	—	—	—	—	176,124	1,504,797	176,124
Warants
Automobiles	106,819	—	—	—	—	—	(98,190)	8,629	(98,190)
Hotels, Restaurants & Leisure	208	—	—	—	—	—	(208)	—	(208)
IT Services	215,647	—	—	—	—	—	20,060	235,707	20,060
Escrow Shares
Savings & Loans	1	—	—	—	—	—	(1)	—	(1)

	$12,425,838	$17,657,929	$(3,833,328)	$116,566	$3,166,485	$42,012	$124,813	$29,700,315	$100,184

*	Values are net of unfunded loan commitments.

	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Corporate Bonds
Home Builders	$4,204,670	Market Yield Analysis	Midpoint Yield Spread	7.11%	7.53%	7.41%	Decrease
			Reference Index Spread	4.27%	4.39%	4.30%	Decrease
Lodging	1,320,306	Market Yield Analysis	Midpoint Yield Spread	14.25%	14.25%	14.25%	Decrease
			Reference Index Spread	4.50%	4.50%	4.50%	Decrease
Oil & Gas	1,117,728	Market Yield Analysis	Midpoint Yield Spread	7.75%	7.75%	7.75%	Decrease
			Reference Index Spread	4.24%	4.24%	4.24%	Decrease
Real Estate	5,698,951	Market Yield Analysis	Midpoint Yield Spread	11.54%	11.54%	11.54%	Decrease
			Reference Index Spread	4.08%	4.08%	4.08%	Decrease
		Market Transaction	Transaction Price	$97.00	$97.00	$97.00	Increase
Telecommunications	1,046,137	Market Transaction	Transaction Price	$100.00	$100.00	$100.00	Increase
Asset-Backed Securities
Asset-Backed - Other	4,314,631	Market Yield Analysis	Midpoint Yield Spread	4.08%	8.51%	5.12%	Decrease
			Reference Index Spread	3.94%	4.46%	4.35%	Decrease

See accompanying notes to financial statements.

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Floating Rate Loans
Commercial Services	$1,180,685	EV Coverage Analysis	EV/EBITDA Multiple	14.50x	14.50x	14.50x	Increase
			Loan/EV Coverage Ratio	0.74x	0.74x	0.74x	Increase
Computers*	2,135,985	Market Yield Analysis	Midpoint Yield Spread	7.50%	9.63%	9.09%	Decrease
			Reference Index Spread	4.92%	5.25%	5.17%	Decrease
Cosmetics/Personal Care	217,005	Market Yield Analysis	Midpoint Yield Spread	7.50%	7.50%	7.50%	Decrease
			Reference Index Spread	4.03%	4.03%	4.03%	Decrease
Engineering & Construction	1,511,016	Market Yield Analysis	Midpoint Yield Spread	6.50%	6.50%	6.50%	Decrease
			Reference Index Spread	4.47%	4.47%	4.47%	Decrease
Oil & Gas	347,375	Market Transaction	Transaction Price	$99.25	$99.25	$99.25	Increase
Preferred Stock
Home Builders	2,493,315	Market Yield Analysis	Midpoint Yield Spread	6.34%	6.34%	6.34%	Decrease
			Reference Index Spread	4.09%	4.09%	4.09%	Decrease
IT Services	2,210,772	Comparable Company Analysis	EV/Revenue Multiple	9.50x	9.50x	9.50x	Increase
			Accrued Dividend/Share	$0.43	$0.43	$0.43	Increase
Software	152,606	Comparable Company Analysis	EV/Gross Profit Multiple	4.50x	4.50x	4.50x	Increase
Convertible Bonds
Automobiles	1,504,797	Scenario Analysis	EV/Revenue Multiple	4.22x	4.22x	4.22x	Increase
			Years to Conversion	0.50	1.32	0.83	Decrease
			Discount Rate	55.76%	55.76%	55.76%	Decrease
Warrants
Automobiles	8,629	Black-Scholes Model	Strike Price	$3.35	$3.35	$3.35	Decrease
			Volatility Rate	60.00%	60.00%	60.00%	Increase
			Risk Free Rate	4.82%	5.33%	4.84%	Decrease
Hotels, Restaurants & Leisure	0	Black-Scholes Model	Strike Price	$230.00	$230.00	$230.00	Decrease
			Volatility Rate	44.00%	44.00%	44.00%	Increase
			Risk Free Rate	4.42%	4.42%	4.42%	Decrease
IT Services	235,707	Comparable Company Analysis	EV/Revenue Multiple	9.50x	9.50x	9.50x	Increase

*	Market values are net of unfunded loan commitments.

See accompanying notes to financial statements.

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b) (c)	$3,107,821,360
Cash	1,707,789
Cash denominated in foreign currencies (d)	8,101,276
Cash collateral (e)	3,633,520
OTC swap contracts at market value (f)	332,708
Unrealized appreciation on forward foreign currency exchange contracts	793,766
Receivable for:
Investments sold	706,022
TBA securities sold (g)	217,514,683
Fund shares sold	876,935
Dividends and interest	23,180,205
Interest on OTC swap contracts	841
Variation margin on futures contracts	117,134
Variation margin on centrally cleared swap contracts	19,780
Prepaid expenses	10,626
Other assets	178,199

Total Assets	3,364,994,844
Liabilities
Written options at value (h)	10,354,740
TBA Forward sales commitments, at value	48,603,634
OTC swap contracts at market value (i)	650,208
Cash collateral (j)	215,100
Unrealized depreciation on forward foreign currency exchange contracts	1,249,706
Collateral for securities loaned	5,157,079
Payables for:
Investments purchased	7,881,277
TBA securities purchased (g)	477,420,329
Premium on purchased options	2,486
Fund shares redeemed	319,193
Foreign taxes	7,325
Interest on forward sales commitments	214,661
Interest on OTC swap contracts	12,852
Accrued Expenses:
Management fees	803,164
Distribution and service fees	97,885
Deferred trustees’ fees	169,190
Other expenses	509,630

Total Liabilities	553,668,459

Net Assets	$2,811,326,385

Net Assets Consist of:
Paid in surplus	$3,260,292,125
Distributable earnings (Accumulated losses) (k)	(448,965,740)

Net Assets	$2,811,326,385

Net Assets
Class A	$2,314,203,460
Class B	422,700,505
Class E	74,422,420
Capital Shares Outstanding*
Class A	25,081,948
Class B	4,682,295
Class E	815,291
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$92.27
Class B	90.28
Class E	91.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,237,634,591.
(b)	Includes securities loaned at value of $40,984,559.
(c)	Investments at value is net of unfunded loan commitments of $1,171,829.
(d)	Identified cost of cash denominated in foreign currencies was $8,036,881.
(e)	Includes collateral of $847,000 for OTC swap contracts, OTC option contracts, and forward foreign currency exchange contracts and $2,786,520 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $222,831.
(g)	Included within TBA securities sold is $99,131,576 related to TBA forward sale commitments and included within TBA securities purchased is $52,073,360 related to TBA forward sale commitments.
(h)	Premiums received on written options were $9,613,950.
(i)	Net premium received on OTC swap contracts was $237,684.
(j)	Includes collateral of $95,100 for OTC swap contracts, OTC option contracts, and forward foreign currency exchange contracts and $120,000 for TBAs.
(k)	Includes foreign capital gains tax of $7,325.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$341,849
Interest (a)	121,190,756
Securities lending income	48,492

Total investment income	121,581,097
Expenses
Management fees	9,921,521
Administration fees	131,665
Custodian and accounting fees	860,005
Distribution and service fees—Class B	1,035,164
Distribution and service fees—Class E	112,010
Audit and tax services	138,739
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	99,074
Insurance	26,986
Miscellaneous	48,661

Total expenses	12,466,649
Less management fee waiver	(348,207)

Net expenses	12,118,442

Net Investment Income	109,462,655

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(94,873,059)
Purchased options	(3,589,383)
Futures contracts	3,943,632
Written options	(2,518,681)
Swap contracts	(2,213,459)
Foreign currency transactions	343,399
Forward foreign currency transactions	(1,578,257)

Net realized gain (loss)	(100,485,808)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	149,030,061
Purchased options	(2,509,921)
Futures contracts	(1,451,801)
Written options	4,818,590
Swap contracts	(2,767,136)
Foreign currency transactions	113,370
Forward foreign currency transactions	(479,208)

Net change in unrealized appreciation (depreciation)	146,753,955

Net realized and unrealized gain (loss)	46,268,147

Net Increase (Decrease) in Net Assets From Operations	$155,730,802

(a)	Net of foreign withholding taxes of $16,118.
(b)	Net of foreign capital gains tax of $1,611.
(c)	Includes change in foreign capital gains tax of $(7,325).

See accompanying notes to financial statements.

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$109,462,655	$78,952,028
Net realized gain (loss)	(100,485,808)	(292,564,852)
Net change in unrealized appreciation (depreciation)	146,753,955	(291,166,063)

Increase (decrease) in net assets from operations	155,730,802	(504,778,887)

From Distributions to Shareholders
Class A	(72,850,562)	(79,174,618)
Class B	(11,997,790)	(12,754,723)
Class E	(2,239,363)	(2,489,604)

Total distributions	(87,087,715)	(94,418,945)

Increase (decrease) in net assets from capital share transactions	(98,659,860)	(224,190,087)

Total increase (decrease) in net assets	(30,016,773)	(823,387,919)

Net Assets
Beginning of period	2,841,343,158	3,664,731,077

End of period	$2,811,326,385	$2,841,343,158

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	462,273	$42,101,151	828,712	$81,045,920
Reinvestments	814,883	72,850,562	864,540	79,174,618
Redemptions	(2,356,487)	(211,363,083)	(3,500,402)	(335,535,124)

Net increase (decrease)	(1,079,331)	$(96,411,370)	(1,807,150)	$(175,314,586)

Class B
Sales	417,169	$36,754,794	289,179	$27,400,438
Reinvestments	136,977	11,997,790	142,098	12,754,723
Redemptions	(529,916)	(46,635,838)	(872,740)	(82,239,899)

Net increase (decrease)	24,230	$2,116,746	(441,463)	$(42,084,738)

Class E
Sales	56,223	$5,010,538	46,302	$4,481,669
Reinvestments	25,298	2,239,363	27,452	2,489,604
Redemptions	(129,944)	(11,615,137)	(146,119)	(13,762,036)

Net increase (decrease)	(48,423)	$(4,365,236)	(72,365)	$(6,790,763)

Increase (decrease) derived from capital shares transactions		$(98,659,860)		$(224,190,087)

See accompanying notes to financial statements.

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$89.99	$108.15	$113.91	$108.84	$102.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.55	2.45	2.04	2.67	3.39
Net realized and unrealized gain (loss)	1.61	(17.68)	(2.58)	6.54	6.56

Total income (loss) from investment operations	5.16	(15.23)	(0.54)	9.21	9.95

Less Distributions
Distributions from net investment income	(2.88)	(2.81)	(3.05)	(4.14)	(4.05)
Distributions from net realized capital gains	0.00	(0.12)	(2.17)	0.00	0.00

Total distributions	(2.88)	(2.93)	(5.22)	(4.14)	(4.05)

Net Asset Value, End of Period	$92.27	$89.99	$108.15	$113.91	$108.84

Total Return (%) (b)	5.84	(14.15)	(0.43)	8.60	9.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.39	0.37	0.39	0.39
Gross ratio of expenses to average net assets excluding interest expense (%)	0.40	0.39	0.37	0.39	0.38
Net ratio of expenses to average net assets (%) (c)	0.39	0.38	0.37	0.39	0.39
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.39	0.38	0.37	0.39	0.38
Ratio of net investment income (loss) to average net assets (%)	3.93	2.55	1.86	2.40	3.18
Portfolio turnover rate (%)	435 (d)	376 (d)	486 (d)	437 (d)	482 (d)
Net assets, end of period (in millions)	$2,314.2	$2,354.2	$3,024.7	$2,797.7	$2,846.1

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$88.08	$105.87	$111.65	$106.74	$101.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.26	2.16	1.73	2.34	3.06
Net realized and unrealized gain (loss)	1.57	(17.30)	(2.54)	6.42	6.44

Total income (loss) from investment operations	4.83	(15.14)	(0.81)	8.76	9.50

Less Distributions
Distributions from net investment income	(2.63)	(2.53)	(2.80)	(3.85)	(3.77)
Distributions from net realized capital gains	0.00	(0.12)	(2.17)	0.00	0.00

Total distributions	(2.63)	(2.65)	(4.97)	(3.85)	(3.77)

Net Asset Value, End of Period	$90.28	$88.08	$105.87	$111.65	$106.74

Total Return (%) (b)	5.59	(14.36)	(0.69)	8.34	9.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.64	0.62	0.64	0.64
Gross ratio of expenses to average net assets excluding interest expense (%)	0.65	0.64	0.62	0.64	0.63
Net ratio of expenses to average net assets (%) (c)	0.64	0.63	0.62	0.64	0.64
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.64	0.63	0.62	0.64	0.63
Ratio of net investment income (loss) to average net assets (%)	3.69	2.30	1.61	2.14	2.93
Portfolio turnover rate (%)	435 (d)	376 (d)	486 (d)	437 (d)	482 (d)
Net assets, end of period (in millions)	$422.7	$410.3	$539.9	$516.4	$468.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-56

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$89.04	$107.01	$112.78	$107.78	$101.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.38	2.28	1.86	2.48	3.20
Net realized and unrealized gain (loss)	1.58	(17.48)	(2.57)	6.48	6.49

Total income (loss) from investment operations	4.96	(15.20)	(0.71)	8.96	9.69

Less Distributions
Distributions from net investment income	(2.72)	(2.65)	(2.89)	(3.96)	(3.87)
Distributions from net realized capital gains	0.00	(0.12)	(2.17)	0.00	0.00

Total distributions	(2.72)	(2.77)	(5.06)	(3.96)	(3.87)

Net Asset Value, End of Period	$91.28	$89.04	$107.01	$112.78	$107.78

Total Return (%) (b)	5.68	(14.27)	(0.60)	8.44	9.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.54	0.52	0.54	0.54
Gross ratio of expenses to average net assets excluding interest expense (%)	0.55	0.54	0.52	0.54	0.53
Net ratio of expenses to average net assets (%) (c)	0.54	0.53	0.52	0.54	0.54
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.54	0.53	0.52	0.54	0.53
Ratio of net investment income (loss) to average net assets (%)	3.78	2.40	1.71	2.25	3.03
Portfolio turnover rate (%)	435 (d)	376 (d)	486 (d)	437 (d)	482 (d)
Net assets, end of period (in millions)	$74.4	$76.9	$100.2	$93.6	$95.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 130%, 64%, 82%, 93%, and 81%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTII-57

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

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movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2023, the Portfolio had open unfunded loan commitments of $1,171,829. At December 31, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

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Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

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Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $68,079,147. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,007,079. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(19,696)	$—	$—	$—	$(19,696)
Corporate Bonds & Notes	(5,137,383)	—	—	—	(5,137,383)
Total Borrowings	$(5,157,079)	$—	$—	$—	$(5,157,079)
Gross amount of recognized liabilities for securities lending transactions					$(5,157,079)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts -An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the

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Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received

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or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

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expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$3,538,685
	OTC swap contracts at market value (c)	153,274	OTC swap contracts at market value (c)	$28,757
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	2,056,560	Unrealized depreciation on centrally cleared swap contracts (d) (e)	1,803,417
	Unrealized appreciation on futures contracts (e) (f)	5,739,368	Unrealized depreciation on futures contracts (e) (f)	5,441,106
			Written options at value (g)	10,352,254
Credit	OTC swap contracts at market value (c)	179,434	OTC swap contracts at market value (c)	621,451
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	414,585	Unrealized depreciation on centrally cleared swap contracts (d) (e)	581,246
Equity	Unrealized appreciation on futures contracts (e) (f)	30,403	Unrealized depreciation on futures contracts (e) (f)	219,799
Foreign Exchange	Investments at market value (a)	39,552
	Unrealized appreciation on forward foreign currency exchange contracts	793,766	Unrealized depreciation on forward foreign currency exchange contracts	1,249,706
			Written options at value	2,486

Total		$12,945,627		$20,300,222

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange-traded options with a value of $1,142,188 that are not subject to a master netting agreements.
(c)	Excludes OTC swap interest receivable of $841 and OTC swap interest payable of $12,852.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.
(f)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(g)	Includes exchange-traded options with a value of $1,175,625 that are not subject to a master netting agreements.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$43,272	$(43,272)	$—	$—
Barclays Bank PLC	151,453	(151,453)	—	—
BNP Paribas SA	89,480	(89,480)	—	—
Citibank NA	2,494,447	(2,494,447)	—	—
Deutsche Bank AG	13,878	(13,878)	—	—
Goldman Sachs International	119,683	(119,683)	—	—
HSBC Bank PLC	8,718	(5,610)	(3,108)	—
JPMorgan Chase Bank NA	351,419	(299,097)	—	52,322
Morgan Stanley & Co. International PLC	94,103	(94,103)	—	—
Standard Chartered Bank	2,666	(2,666)	—	—
Toronto Dominion Bank	45,844	(6,127)	—	39,717
UBS AG	147,560	(147,560)	—	—

	$3,562,523	$(3,467,376)	$(3,108)	$92,039

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$238,347	$(43,272)	$(195,075)	$—
Bank of New York Mellon	7,153	—	—	7,153
Barclays Bank PLC	1,701,940	(151,453)	(1,550,487)	—
BNP Paribas SA	220,245	(89,480)	(65,962)	64,803
Canadian Imperial Bank of Commerce	14,119	—	—	14,119
Citibank NA	5,239,060	(2,494,447)	(2,744,613)	—
Deutsche Bank AG	2,004,052	(13,878)	(1,990,174)	—
Goldman Sachs International	267,446	(119,683)	(147,763)	—
HSBC Bank PLC	5,610	(5,610)	—	—
JPMorgan Chase Bank NA	299,097	(299,097)	—	—
Morgan Stanley & Co. International PLC	832,492	(94,103)	(738,389)	—
Standard Chartered Bank	22,796	(2,666)	—	20,130
State Street Bank and Trust	50,306	—	—	50,306
Toronto Dominion Bank	6,127	(6,127)	—	—
UBS AG	170,239	(147,560)	(9,821)	12,858

	$11,079,029	$(3,467,376)	$(7,442,284)	$169,369

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(1,853,973)	$—	$(216,847)	$(1,518,563)	$(3,589,383)
Forward foreign currency transactions	—	—	—	(1,578,257)	(1,578,257)
Swap contracts	(1,582,951)	(591,509)	(38,999)	—	(2,213,459)
Futures contracts	5,541,754	—	(1,598,122)	—	3,943,632
Written options	(2,977,305)	—	72,612	386,012	(2,518,681)

	$(872,475)	$(591,509)	$(1,781,356)	$(2,710,808)	$(5,956,148)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(2,550,516)	$—	$—	$40,595	$(2,509,921)
Forward foreign currency transactions	—	—	—	(479,208)	(479,208)
Swap contracts	(2,719,974)	(47,162)	—	—	(2,767,136)
Futures contracts	(915,392)	—	(536,409)	—	(1,451,801)
Written options	4,827,346	—	—	(8,756)	4,818,590

	$(1,358,536)	$(47,162)	$(536,409)	$(447,369)	$(2,389,476)

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$858,575,724
Forward foreign currency transactions	74,079,003
Futures contracts long	628,219,548
Futures contracts short	(427,926,435)
Swap contracts	340,549,559
Written options	(1,061,674,340)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and

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variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$10,772,610,714	$1,814,031,303	$10,438,574,657	$1,873,961,398

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$9,025,999,000	$8,938,691,007

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$9,921,521	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

BHFTII-70

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-71

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$3,253,619,639

Gross unrealized appreciation	42,537,247
Gross unrealized (depreciation)	(190,312,408)

Net unrealized appreciation (depreciation)	$(147,775,161)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$87,087,715	$90,815,649	$—	$3,603,296	$87,087,715	$94,418,945

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$113,778,658	$—	$(149,337,909)	$(413,237,297)	$(448,796,548)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $174,044,463 and accumulated long-term capital losses of $239,192,834.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-72

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Bond Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-73

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-74

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-75

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-76

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-77

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub- Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-78

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Annual Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 49.61%, 49.23%, and 49.33%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 42.68%.

MARKET ENVIRONMENT / CONDITIONS

The final quarter of the year began with relatively low expectations as rising interest rates remained. By October, U.S. equity markets reached new lows as investor sentiment and confidence continued to wane. Inflation data softened faster than expected, keeping the Federal Reserve quite neutral on monetary policy, and simultaneously increasing investor confidence. Slowly but surely, as positive economic data and better-than expected corporate earnings were released, markets began to turn. Consumer spending and economic growth remained strong in the fourth quarter thanks to a resilient jobs market, indicating that the U.S. consumer remains relatively healthy. The majority of 2023 was certainly difficult to navigate with inflation, recession fears, and heightened volatility, yet in the end, we experienced a powerful rally in the U.S. equity market to close out the year. In terms of style, growth stocks outperformed value stocks as the Russell 1000 Growth Index returned 42.68% and the Russell 1000 Value Index returned 11.46% during the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, during 2023. Stock selection in the Information Technology (“IT”) sector was the largest contributor to relative returns. Sector positioning in the Consumer Staples sector and both stock selection and sector positioning in Industrials were the next largest contributors to relative performance. Stock selection in Communication Services, as well as Portfolio’s cash position, were the largest detractors from relative returns.

At the sector level, IT was the largest contributor to relative performance driven by an overweight to the Semiconductors & Semiconductor Equipment industries. Notably, overweight positions in NVIDIA Corp. and Broadcom, Inc. added to returns as both companies benefited from potential tailwinds from growth in Artificial Intelligence (“AI”). Additionally, within IT services, an off-benchmark position in Shopify, Inc. proved beneficial as the company saw double-digit revenue growth and better-than-expected results, driven by an increase in enterprise merchant base and growth in the Point-of-Sale categories and the Shop Pay checkout solution. Elsewhere in IT, an overweight position in Intuit, Inc. was a notable contributor. Intuit, Inc. offers financial management and compliance software for small businesses, accountants, and consumers. Shares of the stock outperformed during the period as the company reiterated its full-year guidance, signaling confidence in its strategic direction and market position. Next, underweight positioning in Consumer Staples was beneficial due to our decision to not invest in beverages companies given the limited growth and mounting competitive threats. The next key contributor was Industrials where security selection among Aerospace and Defense names contributed to return. Most notably, an off-benchmark position in TransDigm Group boosted performance. In addition to the above-mentioned contributors, an overweight position in Amazon.com, Inc. within Consumer Discretionary proved beneficial.

The largest detractor to relative performance was stock selection in Communication Services, driven by an underweight to companies in the Interactive Media & Services sub-industry. Specifically, an underweight position in Meta Platforms, Inc. detracted from relative returns. The stock rose after reporting AI improvements in monetization across their social media platforms. Additionally, the company unveiled a new mixed reality headset, along with new AI features of its WhatsApp platform. Additionally, an overweight position in Match Group, Inc. detracted from relative returns. Shares of Match Group struggled during the year as the company posted disappointing earnings amid the deteriorating macro-economic conditions. Next, the Portfolio’s cash position proved costly amid rising stock prices. Elsewhere in the Portfolio, an off-benchmark position in Danaher Corp. and an overweight position in Thermo Fisher Scientific, Inc. within Health Care negatively impacted performance. Shares of the life sciences and medical diagnostics company, Danaher Corp, remained under pressure after management was forced to lower expectations for one of its key businesses. Similarly, Thermo Fisher Scientific shares suffered losses amid stagnant revenue and a recently slashed growth forecast driven by declining sales of its Life Sciences segment due to lower COVID-19-related demand.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Annual Commentary*—(Continued)

The largest sector overweight in the Portfolio at year-end was Financials, followed by Health Care. Consumer Staples and Communication Services where the largest Portfolio underweights.

Phil Ruvinsky

Caroline Bottinelli

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	49.61	16.15	12.88
Class B	49.23	15.86	12.60
Class E	49.33	15.98	12.71
Russell 1000 Growth Index	42.68	19.50	14.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	9.7
Amazon.com, Inc.	8.7
Apple, Inc.	8.7
NVIDIA Corp.	6.3
Intuit, Inc.	4.5
Alphabet, Inc. - Class A	4.3
Visa, Inc. - Class A	4.1
Broadcom, Inc.	3.8
ASML Holding NV	3.1
Tesla, Inc.	2.8

Top Sectors

% of Net Assets
Information Technology	45.9
Health Care	13.7
Consumer Discretionary	13.6
Financials	11.3
Communication Services	8.7
Industrials	4.3
Materials	1.1
Energy	0.8
Real Estate	0.6

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.57%	$1,000.00	$1,116.80	$3.04
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,115.20	$4.37
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,116.00	$3.84
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
TransDigm Group, Inc.	33,325	$33,711,570

Automobiles—2.8%
Tesla, Inc. (a)	183,786	45,667,145

Broadline Retail—8.7%
Amazon.com, Inc. (a)	939,761	142,787,286

Capital Markets—5.4%
Blackstone, Inc.	175,066	22,919,641
MSCI, Inc.	61,719	34,911,352
S&P Global, Inc.	71,621	31,550,483

		89,381,476

Chemicals—1.1%
Sherwin-Williams Co.	58,460	18,233,674

Commercial Services & Supplies—2.3%
Cintas Corp.	5,220	3,145,885
Copart, Inc. (a)	441,238	21,620,662
Veralto Corp. (b)	98	8,061
Waste Connections, Inc.	86,540	12,917,826

		37,692,434

Entertainment—2.4%
Netflix, Inc. (a)	80,771	39,325,785

Financial Services—5.8%
Mastercard, Inc. - Class A	67,111	28,623,513
Visa, Inc. - Class A (b)	257,955	67,158,584

		95,782,097

Health Care Equipment & Supplies—4.6%
Align Technology, Inc. (a)	31,326	8,583,324
Boston Scientific Corp. (a)	273,493	15,810,630
IDEXX Laboratories, Inc. (a)	35,907	19,930,180
Intuitive Surgical, Inc. (a)	91,760	30,956,154

		75,280,288

Health Care Providers & Services—2.6%
UnitedHealth Group, Inc.	80,167	42,205,521

Hotels, Restaurants & Leisure—0.3%
Chipotle Mexican Grill, Inc. (a)	1,824	4,171,415

Interactive Media & Services—5.8%
Alphabet, Inc. - Class A (a)	509,044	71,108,356
Meta Platforms, Inc. - Class A (a)	69,490	24,596,681

		95,705,037

IT Services—1.8%
MongoDB, Inc. (a)	20,689	8,458,697
Shopify, Inc. - Class A (a)	270,202	21,048,736

		29,507,433

Life Sciences Tools & Services—3.0%
Danaher Corp.	103,438	23,929,347
Thermo Fisher Scientific, Inc.	46,371	24,613,263

		48,542,610

Oil, Gas & Consumable Fuels—0.7%
Cheniere Energy, Inc.	72,189	12,323,384

Pharmaceuticals—3.6%
Eli Lilly & Co.	76,509	44,598,626
Zoetis, Inc.	74,451	14,694,394

		59,293,020

Real Estate Management & Development—0.6%
CoStar Group, Inc. (a)	116,844	10,210,997

Semiconductors & Semiconductor Equipment—14.6%
ASML Holding NV	66,799	50,561,499
Broadcom, Inc.	55,922	62,422,933
KLA Corp.	38,949	22,641,054
NVIDIA Corp.	210,470	104,228,953

		239,854,439

Software—20.8%
Cadence Design Systems, Inc. (a)	127,051	34,604,881
Intuit, Inc.	117,280	73,303,518
Microsoft Corp.	421,583	158,532,071
Palo Alto Networks, Inc. (a)	73,257	21,602,024
Roper Technologies, Inc.	50,336	27,441,677
ServiceNow, Inc. (a)	37,405	26,426,259

		341,910,430

Specialty Retail—0.6%
Ross Stores, Inc.	69,010	9,550,294

Technology Hardware, Storage & Peripherals—8.7%
Apple, Inc.	738,771	142,235,581

Textiles, Apparel & Luxury Goods—1.3%
LVMH Moet Hennessy Louis Vuitton SE	26,159	21,218,226

Total Common Stocks (Cost $1,054,021,919)		1,634,590,142

Preferred Stock—0.5%

Interactive Media & Services—0.5%
Bytedance Ltd. - Series E-1 † (a) (c) (d) (Cost $5,371,984)	49,026	8,000,878

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2023

Short-Term Investment—0.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $1,288,962; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $1,314,451.	1,288,605	$1,288,605

Total Short-Term Investments (Cost $1,288,605)		1,288,605

Securities Lending Reinvestments(e)—0.0%

Repurchase Agreements—0.0%
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,107; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,129.	1,106	1,106
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $516; collateralized by various Common Stock with an aggregate market value of $575.	516	516
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $8; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $8.	8	8
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $1,623; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $1,655.	1,622	1,622
HSBC Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $1,623; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.125%, maturity dates ranging from 11/15/24 - 02/15/53, and an aggregate market value of $1,655.	1,622	1,622
ING Financial Markets LLC Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $1,623; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.352%, maturity dates ranging from 01/15/24 - 11/15/53, and an aggregate market value of $1,655.	1,622	1,622
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $878; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $895.	877	877

		7,373

Total Securities Lending Reinvestments (Cost $7,373)		7,373

Total Investments - 100.1% (Cost $1,060,689,881)		1,643,886,998
Other assets and liabilities (net) - (0.1)%		(1,916,755)

Net Assets—100.0%		$1,641,970,243

*	Principal amount stated in U.S. dollars unless otherwise noted.
†

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $8,000,878, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.

(a)	Non-income producing security.
(b)

All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $24,738,063 and the collateral received consisted of cash in the amount of $7,373 and non-cash collateral with a value of $25,267,915. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 0.5% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bytedance Ltd. - Series E-1	12/10/20	49,026	$5,371,984	$8,000,878

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$33,711,570	$—	$—	$33,711,570
Automobiles	45,667,145	—	—	45,667,145
Broadline Retail	142,787,286	—	—	142,787,286
Capital Markets	89,381,476	—	—	89,381,476
Chemicals	18,233,674	—	—	18,233,674
Commercial Services & Supplies	37,692,434	—	—	37,692,434
Entertainment	39,325,785	—	—	39,325,785
Financial Services	95,782,097	—	—	95,782,097
Health Care Equipment & Supplies	75,280,288	—	—	75,280,288
Health Care Providers & Services	42,205,521	—	—	42,205,521
Hotels, Restaurants & Leisure	4,171,415	—	—	4,171,415
Interactive Media & Services	95,705,037	—	—	95,705,037
IT Services	29,507,433	—	—	29,507,433
Life Sciences Tools & Services	48,542,610	—	—	48,542,610
Oil, Gas & Consumable Fuels	12,323,384	—	—	12,323,384
Pharmaceuticals	59,293,020	—	—	59,293,020
Real Estate Management & Development	10,210,997	—	—	10,210,997
Semiconductors & Semiconductor Equipment	239,854,439	—	—	239,854,439
Software	341,910,430	—	—	341,910,430
Specialty Retail	9,550,294	—	—	9,550,294
Technology Hardware, Storage & Peripherals	142,235,581	—	—	142,235,581
Textiles, Apparel & Luxury Goods	—	21,218,226	—	21,218,226
Total Common Stocks	1,613,371,916	21,218,226	—	1,634,590,142
Total Preferred Stock*	—	—	8,000,878	8,000,878
Total Short-Term Investment*	—	1,288,605	—	1,288,605
Total Securities Lending Reinvestments*	—	7,373	—	7,373
Total Investments	$1,613,371,916	$22,514,204	$8,000,878	$1,643,886,998

Collateral for Securities Loaned (Liability)	$—	$(7,373)	$—	$(7,373)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,643,886,998
Receivable for:
Fund shares sold	186,235
Dividends and interest	73,097
Prepaid expenses	5,967

Total Assets	1,644,152,297

Liabilities
Collateral for securities loaned	7,373
Payables for:
Fund shares redeemed	1,061,589
Accrued Expenses:
Management fees	736,334
Distribution and service fees	63,682
Deferred trustees’ fees	171,105
Other expenses	141,971

Total Liabilities	2,182,054

Net Assets	$1,641,970,243

Net Assets Consist of:
Paid in surplus	$954,898,117
Distributable earnings (Accumulated losses)	687,072,126

Net Assets	$1,641,970,243

Net Assets
Class A	$1,320,739,777
Class B	277,076,819
Class E	44,153,647
Capital Shares Outstanding*
Class A	36,441,394
Class B	8,519,723
Class E	1,285,306
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$36.24
Class B	32.52
Class E	34.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,060,689,881.
(b)	Includes securities loaned at value of $24,738,063.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$10,613,610
Interest	47,281
Securities lending income	75,166

Total investment income	10,736,057

Expenses
Management fees	10,691,577
Administration fees	71,321
Custodian and accounting fees	118,208
Distribution and service fee—Class B	626,004
Distribution and service fees—Class E	57,990
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	70,207
Insurance	13,508
Miscellaneous	31,430

Total expenses	11,822,095
Less management fee waiver	(2,333,620)

Net expenses	9,488,475

Net Investment Income	1,247,582

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	105,190,281
Foreign currency transactions	(47,298)

Net realized gain (loss)	105,142,983

Net change in unrealized appreciation (depreciation) on:
Investments	500,027,834
Foreign currency transactions	4,021

Net change in unrealized appreciation (depreciation)	500,031,855

Net realized and unrealized gain (loss)	605,174,838

Net Increase (Decrease) in Net Assets From Operations	$606,422,420

(a)	Net of foreign withholding taxes of $229,705.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,247,582	$586,473
Net realized gain (loss)	105,142,983	28,995,964
Net change in unrealized appreciation (depreciation)	500,031,855	(817,775,118)

Increase (decrease) in net assets from operations	606,422,420	(788,192,681)

From Distributions to Shareholders
Class A	(24,750,989)	(342,728,460)
Class B	(5,413,650)	(72,719,560)
Class E	(781,635)	(10,974,815)

Total distributions	(30,946,274)	(426,422,835)

Increase (decrease) in net assets from capital share transactions	(247,151,205)	432,788,786

Total increase (decrease) in net assets	328,324,941	(781,826,730)

Net Assets
Beginning of period	1,313,645,302	2,095,472,032

End of period	$1,641,970,243	$1,313,645,302

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	704,723	$21,495,617	2,073,985	$75,245,501
Reinvestments	777,355	24,750,989	12,928,271	342,728,460
Redemptions	(8,261,069)	(260,161,256)	(2,091,770)	(71,487,091)

Net increase (decrease)	(6,778,991)	$(213,914,650)	12,910,486	$346,486,870

Class B
Sales	567,948	$15,974,499	1,213,218	$38,839,865
Reinvestments	189,222	5,413,650	3,040,115	72,719,560
Redemptions	(1,874,754)	(52,470,571)	(1,037,865)	(33,008,809)

Net increase (decrease)	(1,117,584)	$(31,082,422)	3,215,468	$78,550,616

Class E
Sales	186,039	$5,487,594	125,002	$4,240,294
Reinvestments	25,882	781,635	435,509	10,974,815
Redemptions	(286,171)	(8,423,362)	(227,543)	(7,463,809)

Net increase (decrease)	(74,250)	$(2,154,133)	332,968	$7,751,300

Increase (decrease) derived from capital shares transactions		$(247,151,205)		$432,788,786

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$24.69	$56.20	$53.39	$43.16	$38.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.03	(0.09)	(0.07)	(0.00	)(b)
Net realized and unrealized gain (loss)	12.12	(20.40)	10.57	16.02	12.03

Total income (loss) from investment operations	12.16	(20.37)	10.48	15.95	12.03

Less Distributions
Distributions from net investment income	(0.01)	0.00	0.00	0.00	(0.10)
Distributions from net realized capital gains	(0.60)	(11.14)	(7.67)	(5.72)	(7.60)

Total distributions	(0.61)	(11.14)	(7.67)	(5.72)	(7.70)

Net Asset Value, End of Period	$36.24	$24.69	$56.20	$53.39	$43.16

Total Return (%) (c)	49.61	(37.61)	21.20	40.66	32.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.71	0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.58	0.63	0.62	0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	0.13	0.08	(0.17)	(0.14)	(0.00	)(e)
Portfolio turnover rate (%)	22	65	41	37	43
Net assets, end of period (in millions)	$1,320.7	$1,067.3	$1,703.3	$1,651.2	$1,526.1

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.25	$52.39	$50.37	$41.11	$37.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.05)	(0.22)	(0.17)	(0.10)
Net realized and unrealized gain (loss)	10.90	(18.95)	9.91	15.15	11.52

Total income (loss) from investment operations	10.87	(19.00)	9.69	14.98	11.42

Less Distributions
Distributions from net realized capital gains	(0.60)	(11.14)	(7.67)	(5.72)	(7.60)

Total distributions	(0.60)	(11.14)	(7.67)	(5.72)	(7.60)

Net Asset Value, End of Period	$32.52	$22.25	$52.39	$50.37	$41.11

Total Return (%) (c)	49.23	(37.75)	20.88	40.31	32.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.96	0.97	0.97
Net ratio of expenses to average net assets (%) (d)	0.83	0.88	0.87	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.12)	(0.17)	(0.42)	(0.39)	(0.25)
Portfolio turnover rate (%)	22	65	41	37	43
Net assets, end of period (in millions)	$277.1	$214.5	$336.4	$294.1	$220.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.46	$54.28	$51.88	$42.15	$38.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.02)	(0.17)	(0.13)	(0.06)
Net realized and unrealized gain (loss)	11.50	(19.66)	10.24	15.58	11.78

Total income (loss) from investment operations	11.49	(19.68)	10.07	15.45	11.72

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized capital gains	(0.60)	(11.14)	(7.67)	(5.72)	(7.60)

Total distributions	(0.60)	(11.14)	(7.67)	(5.72)	(7.63)

Net Asset Value, End of Period	$34.35	$23.46	$54.28	$51.88	$42.15

Total Return (%) (c)	49.33	(37.68)	21.02	40.44	32.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.86	0.87	0.87
Net ratio of expenses to average net assets (%) (d)	0.73	0.78	0.77	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.02)	(0.07)	(0.32)	(0.29)	(0.15)
Portfolio turnover rate (%)	22	65	41	37	43
Net assets, end of period (in millions)	$44.2	$31.9	$55.7	$52.8	$42.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $54,141 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $1,288,605. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,373. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$336,650,160	$0	$611,419,691

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average daily net assets
$10,691,577	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $350 million
0.165%	On the next $350 million
0.225%	On the next $300 million
0.160%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period March 1, 2023 to April 30, 2023.

Prior to March 1, 2023, the Adviser had agreed, for the period April 29, 2022 to February 28, 2023 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,062,674,077

Gross unrealized appreciation	589,628,547
Gross unrealized (depreciation)	(8,415,627)

Net unrealized appreciation (depreciation)	$581,212,920

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$524,044	$174,966	$30,422,230	$426,247,869	$30,946,274	$426,422,835

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,398,102	$80,629,419	$581,215,710	$—	$687,243,231

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Capital Appreciation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-21

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-22

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2023 and underperformed the same benchmark for the three-and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In

BHFTII-23

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective March 1, 2023.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 5.05%, 4.80%, and 4.90%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index¹, returned 5.01%.

MARKET ENVIRONMENT / CONDITIONS

To stem stubborn inflationary pressures, the Federal Reserve (the “Fed”) continued their hiking cycle in 2023 by raising rates a total of 1.00% through their July 2023 meeting. This brought the total amount of hikes over the course of this entire cycle, from March 2022 through July 2023, to 5.25%. As data showed more durable signs of disinflation and labor markets showed evidence of cooling, Fed commentary turned to indicate satisfaction that rate hikes to date were having their desired effect. The Fed opted to maintain rates in the 5.25% to 5.50% range at their September, November, and December meetings. U.S. Treasury bills outstanding increased by approximately $2 trillion while the Fed reverse repo facility, which is predominantly utilized by U.S. Government money market funds as an outlet for excess liquidity, decreased by approximately $1.5 trillion during the year. The 3-month U.S. Treasury bill yield ended the period at 5.33%, up from 4.31% at the start of the year. 3-month tier one commercial paper yields started the year at 4.65%, reached a peak of 5.64% on October 25th and ended December at 5.54%. The Secured Overnight Financing Rate (“SOFR”), which began the year at 4.30%, ended 2023 at 5.38%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio positioning at December 31, 2023 reflected our outlook that the next move by the Fed will be to cut their benchmark rate, likely during the first half of 2024. As of December 31, 2023, federal funds futures contract pricing implied nearly 1.60% in cuts over 2024 with more than 0.75% of easing implied through the Fed’s June meeting. The Portfolio’s positioning has shifted away from maintaining a very short duration bias towards a longer duration bias through the purchase of fixed rate securities with maturities of 9 months to 1 year. Floating rate securities indexed to SOFR were added as they represented better value in our view than very short-term fixed rate investments. Repurchase agreements continued to make up a substantial amount of the Portfolio at year-end.

Weighted Average Maturity (the average amount of time until the securities in the Portfolio mature or the coupon resets and describes interest rate sensitivity) increased significantly-from 16 days at the beginning of the year to 50 days to end December. The Weighted Average Life (the average amount of time until the securities in the Portfolio mature and describes credit sensitivity) increased from 59 days to 60 days over the period. Fixed rate investments with final maturities of up to 1 year were added at yields as high as 6.00%. Our allocation to floating rate instruments decreased to 15% and was comprised of securities indexed to SOFR and the federal funds effective rate. These contributed 0.86% to gross yield while fixed rate investments contributed the balance. We continued to focus our investments within the issues of the top two to five systemically important issuers domiciled in each of a select group of countries.

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	5.05	1.76	1.18
Class B	4.80	1.50	0.98
Class E	4.90	1.60	1.06
Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index	5.01	1.88	1.25

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Issuers

% of Net Assets
BofA Securities, Inc.	12.8
JPMorgan Securities LLC	8.5
Bank of America NA	3.6
U.S. Treasury Bill	3.2
Royal Bank of Canada	2.8
Britannia Funding Co. LLC	2.6
Citibank NA	2.6
Alinghi Funding Co. LLC	2.4
Aquitaine Funding Co. LLC	2.1
DNB Bank ASA	2.0

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.36%	$1,000.00	$1,026.80	$1.84
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,025.60	$3.11
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,026.00	$2.60
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—0.5% of Net Assets

Security Description	Principal Amount*	Value

Auto Manufacturers—0.3%
Toyota Motor Credit Corp. 5.771%, SOFR + 0.380%, 02/22/24 (a)	2,270,000	$2,270,250

Beverages—0.2%
PepsiCo, Inc. 5.796%, SOFR + 0.400%, 11/12/24 (a)	1,580,000	1,582,445

Total Corporate Bonds & Notes (Cost $3,850,000)		3,852,695

Short-Term Investments—99.2%

Certificate of Deposit—21.8%
Bank of America NA
6.030%, SOFR + 0.640%, 07/15/24 (a)	2,000,000	2,003,650
5.250%, 01/31/24	5,000,000	4,997,179
5.440%, 02/06/24	4,597,000	4,595,429
5.750%, 01/09/24	5,000,000	5,000,294
5.750%, 11/14/24	3,000,000	3,014,094
5.900%, 05/14/24	5,000,000	5,005,344
6.000%, 08/21/24	3,000,000	3,011,698
Bank of Montreal 5.600%, 11/29/24	3,000,000	3,009,879
Bank of Nova Scotia 5.800%, SOFR + 0.490%, 01/26/24 (a)	2,000,000	2,000,510
5.800%, 11/08/24	2,000,000	2,009,107
5.820%, 06/13/24	3,000,000	3,003,161
BNP Paribas SA 5.250%, 01/31/24	4,000,000	3,998,759
5.720%, 08/19/24	3,000,000	3,007,102
5.940%, SOFR + 0.630%, 02/05/24 (a)	3,000,000	3,001,638
Canadian Imperial Bank of Commerce 5.400%, 02/08/24	4,000,000	3,999,060
5.600%, 03/04/24	3,000,000	2,999,396
5.930%, 06/28/24	3,000,000	3,006,804
Citibank NA 5.800%, 02/26/24	1,450,000	1,450,447
5.800%, 03/04/24	3,000,000	3,000,744
5.800%, 03/18/24	4,000,000	4,002,018
5.880%, 05/08/24	4,500,000	4,504,400
5.890%, 05/10/24	3,000,000	3,003,157
5.920%, 06/20/24	4,000,000	4,008,602
Commonwealth Bank of Australia 5.700%, 11/27/24	2,500,000	2,512,676
Credit Industriel et Commercial 5.460%, 06/17/24	2,000,000	2,001,131
HSBC Bank USA NA 5.900%, 05/09/24	4,000,000	4,004,912
Korea Development Bank 5.820%, 02/16/24	3,000,000	3,001,068
Mitsubishi UFJ Trust & Banking Corp. 5.710%, SOFR + 0.400%, 02/14/24 (a)	6,500,000	6,502,161
Mizuho Bank Ltd. 5.800%, SOFR + 0.410%, 02/20/24 (a)	7,000,000	7,002,849
5.820%, SOFR + 0.430%, 01/31/24 (a)	7,000,000	7,001,985
Nordea Bank Abp 5.780%, SOFR + 0.470%, 07/24/24 (a)	2,000,000	2,002,936
5.820%, SOFR + 0.510%, 04/12/24 (a)	4,500,000	4,504,129
5.830%, SOFR + 0.520%, 04/18/24 (a)	5,000,000	5,004,895
Standard Chartered Bank 5.630%, 03/01/24	4,000,000	4,000,017
State Street Bank & Trust Co. 5.810%, SOFR + 0.500%, 03/28/24 (a)	5,000,000	5,004,747
Sumitomo Mitsui Banking Corp. 5.710%, SOFR + 0.400%, 02/20/24 (a)	7,490,000	7,492,781
Sumitomo Mitsui Trust Bank Ltd. 5.810%, SOFR + 0.420%, 01/29/24 (a)	8,000,000	8,002,192
Svenska Handelsbanken AB 5.860%, SOFR + 0.550%, 04/29/24 (a)	3,000,000	3,003,725
Toronto-Dominion Bank 5.270%, 01/24/24	3,000,000	2,999,320
5.810%, 01/29/24	5,000,000	5,001,552
6.000%, 10/02/24	2,000,000	2,009,886
Wells Fargo Bank NA 5.810%, SOFR + 0.500%, 01/22/24 (a)	5,000,000	5,001,340
5.950%, SOFR + 0.640%, 07/17/24 (a)	2,000,000	2,003,826
Westpac Banking Corp. 5.890%, SOFR + 0.580%, 05/17/24 (a)	3,000,000	3,003,784

		168,694,384

Commercial Paper—49.0%
Alinghi Funding Co. LLC 5.053%, 01/09/24 (b)	12,000,000	11,980,292
5.752%, 03/28/24 (b)	2,000,000	1,972,900
5.913%, 05/14/24 (b)	5,000,000	4,898,866
Aquitaine Funding Co. LLC 5.204%, 01/17/24 (b)	7,000,000	6,980,067
5.314%, 01/26/24 (b)	9,000,000	8,962,040
ASB Bank Ltd. 4.751%, 01/08/24 (b)	15,000,000	14,977,829
Australia & New Zealand Banking Group Ltd. 5.744%, 08/29/24 (b)	3,000,000	2,898,291
5.789%, 07/30/24 (b)	3,000,000	2,908,606
5.810%, SOFR + 0.500%, 04/02/24 (a)	2,000,000	2,001,830
Autobahn Funding Co. LLC 4.796%, 01/08/24 (144A) (b)	7,000,000	6,989,609
Bank of Montreal 4.778%, 01/08/24 (144A) (b)	3,000,000	2,995,579
5.736%, 11/07/24 (b)	4,000,000	3,826,581
5.813%, 11/06/24 (b)	2,500,000	2,391,924
Barton Capital SA 5.278%, 01/16/24 (b)	7,000,000	6,981,208
Bedford Row Funding Corp. 3.617%, 01/03/24 (144A) (b)	8,000,000	7,994,084
Bennington Stark Capital Co. LLC 4.070%, 01/04/24 (144A) (b)	6,000,000	5,994,637
BNZ International Funding Ltd. 5.520%, 03/13/24 (144A) (b)	4,500,000	4,449,516
BPCE SA 5.610%, 02/07/24 (144A) (b)	7,250,000	7,206,742

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2023

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Britannia Funding Co. LLC 5.365%, 01/30/24 (b)	10,000,000	$9,951,970
5.505%, 02/22/24 (b)	2,500,000	2,479,216
5.537%, 02/16/24 (b)	8,000,000	7,940,855
Cabot Trail Funding LLC 2.697%, 01/02/24 (b)	3,300,000	3,298,049
Caisse d’Amortissement de la Dette Sociale 5.465%, 02/26/24 (b)	15,000,000	14,868,045
CDP Financial, Inc. 5.415%, 05/29/24 (b)	4,000,000	3,911,291
5.670%, SOFR + 0.360%, 01/08/24 (a)	4,000,000	4,000,236
5.760%, 07/23/24 (b)	4,000,000	3,881,603
Chariot Funding LLC 4.934%, 01/10/24 (144A) (b)	15,000,000	14,973,269
Columbia Funding Co. LLC 5.567%, 02/01/24 (b)	8,000,000	7,959,376
5.698%, 03/05/24 (b)	2,000,000	1,979,613
Commonwealth Bank of Australia 5.400%, 02/16/24 (144A) (b)	5,000,000	4,998,286
Compass Group PLC 3.631%, 01/03/24 (144A) (b)	5,500,000	5,495,933
Concord Minutemen Capital Co. LLC 5.600%, 03/18/24 (144A)	4,000,000	4,000,414
Credit Industriel et Commercial 5.550%, 02/09/24 (b)	6,000,000	5,962,592
DNB Bank ASA 5.583%, 12/05/24 (144A) (b)	4,000,000	3,813,960
5.657%, 05/28/24 (144A) (b)	6,000,000	5,868,598
5.790%, SOFR + 0.480%, 04/29/24 (a)	3,250,000	3,253,360
5.843%, 07/30/24 (144A) (b)	3,000,000	2,908,855
Federation des Caisses Desjardins du Quebec 3.638%, 01/03/24 (b)	15,000,000	14,988,908
FMS Wertmanagement 5.626%, 05/02/24 (b)	2,000,000	1,963,505
5.627%, 05/03/24 (b)	2,000,000	1,963,237
Gotham Funding Corp. 5.451%, 01/24/24 (b)	3,000,000	2,988,377
Great Bear Funding LLC 3.604%, 01/03/24 (144A) (b)	6,000,000	5,995,549
HSBC Bank PLC 5.960%, SOFR + 0.650%, 07/25/24 (a)	5,000,000	5,009,107
ING U.S. Funding LLC 5.694%, 09/03/24 (b)	2,000,000	1,929,064
5.792%, 05/01/24 (b)	5,500,000	5,398,618
5.822%, 07/01/24 (b)	2,000,000	1,946,293
Kreditanstalt fuer Wiederaufbau 5.662%, 05/02/24 (b)	5,000,000	4,908,999
Macquarie Bank Ltd. 5.241%, 02/12/24 (b)	4,000,000	3,972,925
5.697%, 04/08/24 (b)	1,920,000	1,890,288
5.740%, SOFR + 0.420%, 01/16/24 (144A) (a)	8,000,000	8,001,309
5.774%, 04/18/24 (b)	5,000,000	4,915,310
National Bank of Canada 5.639%, 02/23/24 (144A) (b)	3,553,000	3,523,247
Natixis SA 5.575%, 02/07/24 (b)	5,000,000	4,970,478
Nieuw Amsterdam Receivables Corp. BV 5.439%, 02/14/24 (144A) (b)	10,000,000	9,929,652
Old Line Funding LLC 5.700%, SOFR + 0.380%, 01/08/24 (a)	6,000,000	6,000,454
Ontario Teachers’ Finance Trust 5.693%, 05/06/24 (b)	4,000,000	3,925,034
Podium Funding Trust 5.345%, 01/16/24 (b)	9,000,000	8,975,995
Province of British Columbia Canada 5.439%, 03/25/24 (b)	8,000,000	7,896,393
5.512%, 02/21/24 (b)	5,000,000	4,959,950
Royal Bank of Canada 5.813%, 11/06/24 (b)	3,000,000	2,869,392
5.910%, SOFR + 0.600%, 05/23/24 (a)	3,550,000	3,555,594
Starbird Funding Corp. 5.761%, 05/10/24 (b)	7,000,000	6,861,628
Sumitomo Mitsui Trust Bank Ltd. 5.454%, 01/30/24 (b)	5,000,000	4,976,346
Svenska Handelsbanken AB 5.791%, 08/01/24 (b)	3,000,000	2,907,401
5.811%, 06/03/24 (b)	2,000,000	1,953,837
Swedbank AB 5.706%, 03/14/24 (b)	3,000,000	2,966,370
UBS AG 5.776%, 03/08/24 (b)	3,000,000	2,968,306
Versailles Commercial Paper LLC 2.865%, 01/02/24 (b)	5,000,000	4,997,032
Westpac Banking Corp. 5.541%, 03/13/24 (b)	3,000,000	2,966,756
5.725%, 11/07/24 (b)	2,000,000	1,913,480
5.731%, 11/14/24 (144A) (b)	3,000,000	2,867,464
5.791%, 09/12/24 (b)	2,500,000	2,409,940
5.830%, SOFR + 0.520%, 04/19/24 (a)	2,000,000	2,001,976

		380,224,336

Repurchase Agreements—23.2%
BofA Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.340%, due on 01/02/24 with a maturity value of $99,058,740; collateralized by U.S. Government Agency Obligations with rates ranging from 4.500% -7.000%, with maturity dates ranging from 09/20/52 - 12/20/71, and an aggregate market value of $100,567,885.	99,000,000	99,000,000
JPMorgan Securities LLC Repurchase Agreement dated 12/29/23 at 5.340%, due on 01/02/24 with a maturity value of $66,239,279; collateralized by U.S. Government Agency Obligations with rates ranging from 3.000% - 7.500%, with maturity dates ranging from 11/20/37 - 12/20/63, and an aggregate market value of $67,288,279.	66,200,000	66,200,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2023

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
TD Securities (USA) LLC Repurchase Agreement dated 12/29/23 at 5.350%, due on 01/02/24 with a maturity value of $15,008,917; collateralized by U.S. Government Agency Obligations with rates ranging from 6.000%-8.000%, with maturity dates ranging from 12/20/52-12/20/53, and an aggregate market value of $15,230,057.	15,000,000	$15,000,000

		180,200,000

U.S. Treasury—3.2%
U.S. Treasury Bill 5.030%, 01/16/24 (b)	25,000,000	24,948,885

Time Deposit—2.0%
Royal Bank of Canada 5.320%, 01/02/24	15,000,000	15,000,000

Total Short-Term Investments (Cost $768,836,695)		769,067,605

Total Investments—99.7% (Cost $772,686,695)		772,920,300
Other assets and liabilities (net)—0.3%		2,690,651

Net Assets—100.0%		$775,610,951

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $108,006,703, which is 13.9% of net assets.

Glossary of Abbreviations
Index Abbreviations
(SOFR)— Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$3,852,695	$—	$3,852,695
Total Short-Term Investments*	—	769,067,605	—	769,067,605
Total Investments	$—	$772,920,300	$—	$772,920,300

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$592,720,300
Repurchase Agreements at value which equals cost	180,200,000
Cash	261,546
Receivable for:
Fund shares sold	461,115
Interest	3,285,096
Prepaid expenses	3,343

Total Assets	776,931,400

Liabilities
Payables for:
Fund shares redeemed	731,613
Accrued Expenses:
Management fees	217,998
Distribution and service fees	92,077
Deferred trustees’ fees	169,184
Other expenses	109,577

Total Liabilities	1,320,449

Net Assets	$775,610,951

Net Assets Consist of:
Paid in surplus	$730,809,662
Distributable earnings (Accumulated losses)	44,801,289

Net Assets	$775,610,951

Net Assets
Class A	$315,970,555
Class B	389,752,275
Class E	69,888,121
Capital Shares Outstanding*
Class A	3,020,943
Class B	3,739,314
Class E	669,203
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$104.59
Class B	104.23
Class E	104.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $592,486,695.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Interest	$49,303,171
Payments by affiliates (a)	71,108

Total investment income	49,374,279

Expenses
Management fees	3,269,400
Administration fees	49,923
Custodian and accounting fees	84,167
Distribution and service fees—Class B	1,010,167
Distribution and service fees—Class E	111,552
Audit and tax services	44,396
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	51,791
Insurance	8,733
Miscellaneous	21,455

Total expenses	4,744,407
Less management fee waiver	(223,935)

Net expenses	4,520,472

Net Investment Income	44,853,807

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	13,558
Net change in unrealized appreciation on investments	400,602

Net realized and unrealized gain (loss)	414,160

Net Increase (Decrease) in Net Assets From Operations	$45,267,967

(a)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$44,853,807	$13,738,733
Net realized gain (loss)	13,558	1,410
Net change in unrealized appreciation (depreciation)	400,602	(114,591)

Increase (decrease) in net assets from operations	45,267,967	13,625,552

From Distributions to Shareholders
Class A	(7,042,474)	0
Class B	(5,670,280)	0
Class E	(1,148,518)	0

Total distributions	(13,861,272)	0

Increase (decrease) in net assets from capital share transactions	(226,262,674)	(97,548,844)

Total increase (decrease) in net assets	(194,855,979)	(83,923,292)

Net Assets
Beginning of period	970,466,930	1,054,390,222

End of period	$775,610,951	$970,466,930

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	5,591,315	$571,728,225	1,343,555	$134,616,181
Reinvestments	69,275	7,042,474	0	0
Redemptions	(7,280,326)	(748,500,901)	(2,381,726)	(239,273,664)

Net increase (decrease)	(1,619,736)	$(169,730,202)	(1,038,171)	$(104,657,483)

Class B
Sales	963,322	$98,330,432	1,731,329	$172,978,838
Reinvestments	55,898	5,670,280	0	0
Redemptions	(1,454,800)	(148,765,455)	(1,624,592)	(162,260,675)

Net increase (decrease)	(435,580)	$(44,764,743)	106,737	$10,718,163

Class E
Sales	70,271	$7,208,726	179,641	$17,969,425
Reinvestments	11,307	1,148,518	0	0
Redemptions	(196,308)	(20,124,973)	(215,777)	(21,578,949)

Net increase (decrease)	(114,730)	$(11,767,729)	(36,136)	$(3,609,524)

Increase (decrease) derived from capital shares transactions		$(226,262,674)		$(97,548,844)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023		2022		2021	2020	2019
Net Asset Value, Beginning of Period	$101.26		$99.82		$100.35	$101.88	$101.58

Income (Loss) from Investment Operations
Net investment income (loss) (a)	5.03		1.41		(0.20)	0.40	2.12
Net realized and unrealized gain (loss)	0.04		0.03		0.01	0.04	0.02

Total income (loss) from investment operations	5.07		1.44		(0.19)	0.44	2.14

Less Distributions
Distributions from net investment income	(1.74)		0.00		(0.34)	(1.97)	(1.84)
Distributions from net realized capital gains	(0.00	)(b)	0.00		0.00	0.00	0.00

Total distributions	(1.74)		0.00		(0.34)	(1.97)	(1.84)

Net Asset Value, End of Period	$104.59		$101.26		$99.82	$100.35	$101.88

Total Return (%) (c)	5.05		1.44		(0.19)	0.43	2.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39		0.38		0.38	0.39	0.39
Net ratio of expenses to average net assets (%) (d)	0.36		0.36		0.36	0.36	0.37
Ratio of net investment income (loss) to average net assets (%)	4.89		1.41		(0.20)	0.40	2.08
Portfolio turnover rate (%)	0	(e)	0	(e)	0 (e)	0 (e)	0 (e)
Net assets, end of period (in millions)	$316.0		$469.9		$566.9	$377.4	$320.7

	Class B
	Year Ended December 31,
	2023		2022		2021	2020	2019
Net Asset Value, Beginning of Period	$100.91		$99.72		$100.24	$101.77	$101.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	4.75		1.23		(0.44)	0.16	1.87
Net realized and unrealized gain (loss)	0.05		(0.04)		(0.01)	0.04	0.02

Total income (loss) from investment operations	4.80		1.19		(0.45)	0.20	1.89

Less Distributions
Distributions from net investment income	(1.48)		0.00		(0.07)	(1.73)	(1.58)
Distributions from net realized capital gains	(0.00	)(b)	0.00		0.00	0.00	0.00

Total distributions	(1.48)		0.00		(0.07)	(1.73)	(1.58)

Net Asset Value, End of Period	$104.23		$100.91		$99.72	$100.24	$101.77

Total Return (%) (c)	4.80		1.18		(0.45)	0.19	1.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64		0.63		0.63	0.64	0.64
Net ratio of expenses to average net assets (%) (d)	0.61		0.61		0.61	0.61	0.62
Ratio of net investment income (loss) to average net assets (%)	4.64		1.23		(0.44)	0.16	1.84
Portfolio turnover rate (%)	0	(e)	0	(e)	0 (e)	0 (e)	0 (e)
Net assets, end of period (in millions)	$389.8		$421.3		$405.7	$446.3	$391.7
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2023		2022		2021	2020	2019
Net Asset Value, Beginning of Period	$101.10		$99.81		$100.33	$101.85	$101.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	4.85		1.28		(0.34)	0.31	1.97
Net realized and unrealized gain (loss)	0.05		0.01		0.00	(0.02)	0.02

Total income (loss) from investment operations	4.90		1.29		(0.34)	0.29	1.99

Less Distributions
Distributions from net investment income	(1.57)		0.00		(0.18)	(1.81)	(1.67)
Distributions from net realized capital gains	(0.00	)(b)	0.00		0.00	0.00	0.00

Total distributions	(1.57)		0.00		(0.18)	(1.81)	(1.67)

Net Asset Value, End of Period	$104.43		$101.10		$99.81	$100.33	$101.85

Total Return (%) (c)	4.90		1.28		(0.34)	0.29	1.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54		0.53		0.53	0.54	0.54
Net ratio of expenses to average net assets (%) (d)	0.51		0.51		0.51	0.51	0.52
Ratio of net investment income (loss) to average net assets (%)	4.73		1.28		(0.34)	0.30	1.94
Portfolio turnover rate (%)	0	(e)	0	(e)	0 (e)	0 (e)	0 (e)
Net assets, end of period (in millions)	$69.9		$79.3		$81.8	$90.2	$96.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01 per share.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 4 of the Notes to Financial Statements).
(e)	There were no long term transactions during the years ended December 31, 2023 , 2022, 2021, 2020 and 2019.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had investments in repurchase agreements with a gross value of $180,200,000, which is reflected as Repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31,2023	% per annum	Average daily net assets
$3,269,400	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $1 billion

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2023, the Subadviser voluntarily reimbursed the Portfolio for a loss of interest income that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as payments by affiliates in the Statement of Operations.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$772,686,697

Gross unrealized appreciation	334,535
Gross unrealized (depreciation)	(100,932)

Net unrealized appreciation (depreciation)	$233,603

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$13,861,272	$—	$—	$—	$13,861,272	$—

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$44,736,871	$—	$233,603	$—	$44,970,474

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

7. Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolios until the 2024 semiannual shareholder reports.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the BlackRock Ultra-Short Term Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Ultra-Short Term Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee

BHFTII-20

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

BlackRock Ultra-Short Term Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Bank of America/Merrill Lynch 3-Month Treasury Bill Index, for the one-year period ended October 31, 2023 and underperformed the same benchmark for the three- and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 8.08% and 7.83%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Portfolio Index¹, returned 6.93%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Conservative Portfolio Index. Performance strength within the underlying fixed income and mid cap equity portfolios offset weakness within the underlying large cap equity and international equity portfolios.

On an absolute return basis, the top performing underlying fixed income portfolios were the BlackRock High Yield Portfolio and the Brighthouse/Eaton Vance Floating Rate Portfolio as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.9%. Allocations to high yield bonds and bank loans were primary contributors. Exposures to non-agency mortgage-backed securities (“MBS”) and emerging market debt aided returns. The PIMCO Total Return Portfolio exceeded its benchmark by 0.7%. The Portfolio’s yield curve positioning and duration management made positive contributions. Overweight exposures to both non-agency MBS, particularly collateralized loan obligations (“CLOs”) and agency MBS and security selection to investment grade bonds lifted relative results. The PIMCO Inflation Protected Bond Portfolio underperformed its benchmark by 0.2%. An overweight to U.S. inflation expectations detracted as inflationary pressures moderated over the period. The Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 2.1%. Currency positioning in the euro, Japanese yen, and South Korean won were the primary detractors from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 18.9%. Negative security selection in the Industrials, Consumer Discretionary, and

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Information Technology (“IT”) sectors were key detractors during the year. An underweight position in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The MFS Value Portfolio underperformed its benchmark by 3.3%. Security selection weakness in the Industrials and Communication Services sectors, along with an underweight to Communication Services drove the relative underperformance. On the positive side, the BlackRock Capital Appreciation Portfolio beat its benchmark by 6.9%. Contributions in security selection were made primarily in the IT, Health Care, and Financials sectors. An underweight to Consumer Staples also helped relative outperformance. Within mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 5.8%. Security selection in the Financials, IT, and Consumer Discretionary sectors were the largest relative contributors to results. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. In small cap, the Brighthouse Small Cap Value Portfolio underperformed its benchmark by 0.4%. Negative security selection in the IT and Energy sectors detracted from relative results. The T. Rowe Price Small Cap Growth Portfolio’s absolute performance benefited overall results.

The underlying non-U.S. equity portfolios underperformed over the period. Within developed markets, VanEck Global Natural Resources Portfolio’s negative absolute performance was a detractor to overall international equity results. Security selection weakness in the Materials sector to the diversified metals & mining and copper sub-industries negatively impacted performance. The MFS Research International Portfolio underperformed its benchmark by 5.2%. Security selection weakness in the Financials, Consumer Discretionary, and Consumer Staples sectors were leading detractors over the period. On the positive side, the Harris Oakmark International Portfolio outperformed its benchmark by 1.0%. Positive security selection in the Industrials, Communication Services, and Consumer Staples sectors benefited results. From a country perspective, an overweight position in Germany and an underweight to Hong Kong positively impacted performance. In emerging markets, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 3.2%. Negative security selection in the Consumer Discretionary, IT, and Health Care sectors were leading detractors to relative performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	8.08	3.88	3.31
Class B	7.83	3.62	3.05
Dow Jones Conservative Portfolio Index	6.93	1.57	1.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
PIMCO Total Return Portfolio (Class A)	12.5
BlackRock Bond Income Portfolio (Class A)	12.3
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	8.5
JPMorgan Core Bond Portfolio (Class A)	7.8
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.3
Invesco Comstock Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.6
U.S. Large Cap Equities	10.8
High Yield Fixed Income	7.5
International Developed Market Equities	3.8
International Fixed Income	3.5
U.S. Small Cap Equities	3.2
Global Equities	1.5
Real Estate Equities	0.5
U.S. Mid Cap Equities	0.4
Emerging Market Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a) (b)	Actual	0.64%	$1,000.00	$1,041.50	$3.29
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B (a) (b)	Actual	0.89%	$1,000.00	$1,040.70	$4.58
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	938,855	$7,492,067
Baillie Gifford International Stock Portfolio (Class A) (b)	360,153	3,770,798
BlackRock Bond Income Portfolio (Class A) (b)	496,480	45,805,220
BlackRock Capital Appreciation Portfolio (Class A) (b)	77,320	2,802,066
BlackRock High Yield Portfolio (Class A) (a)	381,878	2,814,442
Brighthouse Small Cap Value Portfolio (Class A) (a)	263,922	3,708,104
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	106,918	944,090
Brighthouse/Artisan International Portfolio (Class A) (a)	273,301	2,812,265
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	4,304	935,487
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	654,464	6,492,281
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	2,110,654	18,552,650
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	719,522	5,648,249
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	230,613	6,577,074
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	271,338	3,749,893
CBRE Global Real Estate Portfolio (Class A) (a)	178,033	1,876,468
Harris Oakmark International Portfolio (Class A) (a)	285,609	3,747,189
Invesco Comstock Portfolio (Class A) (a)	588,147	7,492,989
Invesco Global Equity Portfolio (Class A) (a)	39,129	936,749
Jennison Growth Portfolio (Class A) (b) (c)	195,420	2,800,375
JPMorgan Core Bond Portfolio (Class A) (a)	3,193,951	28,969,139
JPMorgan Small Cap Value Portfolio (Class A) (a)	163,885	1,850,266
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	87,200	926,063
MFS Research International Portfolio (Class A) (a)	310,313	3,754,782
MFS Value Portfolio (Class A) (b)	607,107	8,450,934
Neuberger Berman Genesis Portfolio (Class A) (b)	100,191	1,850,531

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	3,330,604	31,640,735
PIMCO Total Return Portfolio (Class A) (a)	4,712,672	46,749,711
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	135,524	2,805,343
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	213,624	5,628,986
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	98,224	934,106
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	186,227	3,705,922
TCW Core Fixed Income Portfolio (Class A) (a)	3,988,519	35,537,702
VanEck Global Natural Resources Portfolio (Class A) (b)	389,114	4,626,560
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	1,708,811	18,745,651
Western Asset Management U.S. Government Portfolio (Class A) (b)	4,613,895	48,630,458

Total Mutual Funds (Cost $408,602,296)		373,765,345

Total Investments—100.1% (Cost $408,602,296)		373,765,345
Other assets and liabilities (net)—(0.1)%		(284,629)

Net Assets—100.0%		$373,480,716

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$373,765,345	$—	$—	$373,765,345
Total Investments	$373,765,345	$—	$—	$373,765,345

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Affiliated investments at value (a)	$373,765,345
Receivable for:
Affiliated investments sold	20,721
Fund shares sold	112,332
Due from investment adviser	28,381

Total Assets	373,926,779
Liabilities
Payables for:
Affiliated investments purchased	28,149
Fund shares redeemed	104,904
Accrued Expenses:
Management fees	31,551
Distribution and service fees	74,190
Deferred trustees’ fees	169,435
Other expenses	37,834

Total Liabilities	446,063

Net Assets	$373,480,716

Net Assets Consist of:
Paid in surplus	$414,161,120
Distributable earnings (Accumulated losses)	(40,680,404)

Net Assets	$373,480,716

Net Assets
Class A	$22,300,494
Class B	351,180,222
Capital Shares Outstanding*
Class A	2,339,750
Class B	37,181,309
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.53
Class B	9.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $408,602,296.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from affiliated investments	$11,296,165

Total investment income	11,296,165
Expenses
Management fees	389,299
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	917,587
Audit and tax services	35,076
Legal	46,604
Trustees’ fees and expenses	46,220
Miscellaneous	10,661

Total expenses	1,503,322
Less expenses reimbursed by the Adviser	(196,436)

Net expenses	1,306,886

Net Investment Income	9,989,279

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(10,690,993)
Capital gain distributions from affiliated investments	5,400,738

Net realized gain (loss)	(5,290,255)

Net change in unrealized appreciation on affiliated investments	23,620,274

Net realized and unrealized gain (loss)	18,330,019

Net Increase (Decrease) in Net Assets From Operations	$28,319,298

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,989,279	$12,337,874
Net realized gain (loss)	(5,290,255)	8,987,133
Net change in unrealized appreciation (depreciation)	23,620,274	(87,544,388)

Increase (decrease) in net assets from operations	28,319,298	(66,219,381)

From Distributions to Shareholders
Class A	(1,314,562)	(1,631,574)
Class B	(21,134,058)	(27,018,620)

Total distributions	(22,448,620)	(28,650,194)

Increase (decrease) in net assets from capital share transactions	(31,973,191)	(45,486,317)

Total increase (decrease) in net assets	(26,102,513)	(140,355,892)

Net Assets
Beginning of period	399,583,229	539,939,121

End of period	$373,480,716	$399,583,229

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	372,477	$3,487,210	200,276	$2,033,937
Reinvestments	144,141	1,314,562	172,836	1,631,574
Redemptions	(589,151)	(5,504,463)	(476,811)	(4,786,365)

Net increase (decrease)	(72,533)	$(702,691)	(103,699)	$(1,120,854)

Class B
Sales	2,871,278	$26,875,162	2,815,223	$28,467,864
Reinvestments	2,335,255	21,134,058	2,883,524	27,018,620
Redemptions	(8,613,342)	(79,279,720)	(10,047,452)	(99,851,947)

Net increase (decrease)	(3,406,809)	$(31,270,500)	(4,348,705)	$(44,365,463)

Increase (decrease) derived from capital shares transactions		$(31,973,191)		$(45,486,317)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.37	$11.48	$11.55	$11.11	$10.35

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.30	0.22	0.35	0.33
Net realized and unrealized gain (loss)	0.47	(1.74)	0.24	0.68	0.91

Total income (loss) from investment operations	0.73	(1.44)	0.46	1.03	1.24

Less Distributions
Distributions from net investment income	(0.36)	(0.35)	(0.38)	(0.34)	(0.27)
Distributions from net realized capital gains	(0.21)	(0.32)	(0.15)	(0.25)	(0.21)

Total distributions	(0.57)	(0.67)	(0.53)	(0.59)	(0.48)

Net Asset Value, End of Period	$9.53	$9.37	$11.48	$11.55	$11.11

Total Return (%) (b)	8.08	(12.54)	4.01	9.70	12.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.15	0.13	0.13	0.13	0.13
Net ratio of expenses to average net assets (%) (c) (d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (e)	2.76	2.95	1.90	3.17	3.05
Portfolio turnover rate (%)	9	9	8	14	13
Net assets, end of period (in millions)	$22.3	$22.6	$28.9	$31.3	$34.0

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.29	$11.37	$11.45	$11.01	$10.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.27	0.19	0.32	0.30
Net realized and unrealized gain (loss)	0.46	(1.71)	0.23	0.69	0.89

Total income (loss) from investment operations	0.70	(1.44)	0.42	1.01	1.19

Less Distributions
Distributions from net investment income	(0.33)	(0.32)	(0.35)	(0.32)	(0.24)
Distributions from net realized capital gains	(0.21)	(0.32)	(0.15)	(0.25)	(0.21)

Total distributions	(0.54)	(0.64)	(0.50)	(0.57)	(0.45)

Net Asset Value, End of Period	$9.45	$9.29	$11.37	$11.45	$11.01

Total Return (%) (b)	7.83	(12.69)	3.69	9.52	11.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.40	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (c) (d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (e)	2.55	2.69	1.62	2.96	2.82
Portfolio turnover rate (%)	9	9	8	14	13
Net assets, end of period (in millions)	$351.2	$377.0	$511.1	$568.2	$525.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Underlying Portfolios.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$34,914,647	$0	$73,974,694

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$389,299	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from May 1, 2023 to April 30, 2024, to waive a portion of its advisory fees or

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2023 to April 30, 2024 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2023, the amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341. The amount of expenses deferred in 2021 subject to repayment until December 31, 2026 was $172,017. The amount of expenses deferred in 2022 subject to repayment until December 31, 2027 was $151,581. The amount of expenses deferred in 2023 subject to repayment until December 31, 2028 was $196,436.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
AB International Bond Portfolio (Class A)	$8,038,634	$577,016	$(1,382,795)	$(428,152)	$687,364	$7,492,067
Baillie Gifford International Stock Portfolio (Class A)	4,942,699	600,189	(2,535,593)	(428,045)	1,191,548	3,770,798
BlackRock Bond Income Portfolio (Class A)	48,974,793	2,616,436	(6,862,688)	(1,699,393)	2,776,072	45,805,220
BlackRock Capital Appreciation Portfolio (Class A)	2,915,546	216,516	(1,480,818)	(652,711)	1,803,533	2,802,066
BlackRock High Yield Portfolio (Class A)	2,002,992	1,359,026	(703,933)	(22,217)	178,574	2,814,442
Brighthouse Small Cap Value Portfolio (Class A)	3,949,496	973,396	(1,387,200)	266,876	(94,464)	3,708,104
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	1,001,075	123,374	(234,964)	(46,569)	101,174	944,090
Brighthouse/Artisan International Portfolio (Class A)	3,007,815	157,832	(705,905)	(101,433)	453,956	2,812,265
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	983,691	213,587	(295,092)	43,919	(10,618)	935,487
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	8,055,508	726,339	(2,647,575)	(111,561)	469,570	6,492,281
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	20,123,127	1,648,043	(3,573,714)	(572,212)	927,406	18,552,650
Brighthouse/Templeton International Bond Portfolio (Class A)	6,053,494	263,582	(866,170)	(308,944)	506,287	5,648,249
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	7,030,208	1,106,648	(1,207,908)	(196,787)	(155,087)	6,577,074
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,960,447	367,766	(1,237,204)	(37,389)	696,273	3,749,893
CBRE Global Real Estate Portfolio (Class A)	1,998,299	258,205	(567,649)	5,969	181,644	1,876,468
Harris Oakmark International Portfolio (Class A)	4,009,661	429,058	(1,335,543)	538,464	105,549	3,747,189
Invesco Comstock Portfolio (Class A)	7,984,596	2,036,658	(1,893,463)	568,881	(1,203,683)	7,492,989
Invesco Global Equity Portfolio (Class A)	983,156	101,807	(389,058)	38,328	202,516	936,749
Jennison Growth Portfolio (Class A)	2,908,781	208,638	(1,600,055)	(982,105)	2,265,116	2,800,375
JPMorgan Core Bond Portfolio (Class A)	31,015,567	1,709,127	(4,491,000)	(722,583)	1,458,028	28,969,139
JPMorgan Small Cap Value Portfolio (Class A)	1,963,910	559,842	(741,765)	41,911	26,368	1,850,266
Loomis Sayles Small Cap Growth Portfolio (Class A)	990,143	106,849	(286,838)	(60,196)	176,105	926,063
MFS Research International Portfolio (Class A)	3,008,098	1,389,656	(888,624)	(705)	246,357	3,754,782
MFS Value Portfolio (Class A)	9,020,191	1,508,954	(1,521,042)	(155,045)	(402,124)	8,450,934
Neuberger Berman Genesis Portfolio (Class A)	1,956,771	408,527	(634,739)	20,257	99,715	1,850,531
PIMCO Inflation Protected Bond Portfolio (Class A)	36,172,230	1,992,853	(6,936,770)	(862,785)	1,275,207	31,640,735
PIMCO Total Return Portfolio (Class A)	48,070,166	3,839,501	(6,386,677)	(1,742,846)	2,969,567	46,749,711
T. Rowe Price Large Cap Growth Portfolio (Class A)	2,907,452	184,413	(1,443,884)	(438,065)	1,595,427	2,805,343
T. Rowe Price Large Cap Value Portfolio (Class A)	5,997,413	1,370,612	(1,289,083)	(10,081)	(439,875)	5,628,986
T. Rowe Price Mid Cap Growth Portfolio (Class A)	987,964	113,013	(301,057)	(13,683)	147,869	934,106
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,953,583	411,354	(1,345,876)	(101,873)	788,734	3,705,922
TCW Core Fixed Income Portfolio (Class A)	37,904,804	2,094,334	(5,337,351)	(781,323)	1,657,238	35,537,702
VanEck Global Natural Resources Portfolio (Class A)	4,825,517	996,681	(896,261)	432,420	(731,797)	4,626,560
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	20,000,819	1,600,902	(3,269,785)	(698,186)	1,111,901	18,745,651
Western Asset Management U.S. Government Portfolio (Class A)	52,197,465	2,643,913	(7,296,615)	(1,473,129)	2,558,824	48,630,458

	$399,896,111	$34,914,647	$(73,974,694)	$(10,690,993)	$23,620,274	$373,765,345

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
AB International Bond Portfolio (Class A)	$—	$409,530	938,855
Baillie Gifford International Stock Portfolio (Class A)	—	49,648	360,153
BlackRock Bond Income Portfolio (Class A)	—	1,511,025	496,480
BlackRock Capital Appreciation Portfolio (Class A)	56,184	1,215	77,320
BlackRock High Yield Portfolio (Class A)	—	161,541	381,878
Brighthouse Small Cap Value Portfolio (Class A)	329,891	49,597	263,922
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	12,341	106,918
Brighthouse/Artisan International Portfolio (Class A)	—	52,350	273,301
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	127,292	8,392	4,304
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	397,454	654,464
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	722,175	2,110,654
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	719,522
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	738,166	99,989	230,613

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	$213,267	$32,532	271,338
CBRE Global Real Estate Portfolio (Class A)	—	54,512	178,033
Harris Oakmark International Portfolio (Class A)	—	82,662	285,609
Invesco Comstock Portfolio (Class A)	1,388,867	175,820	588,147
Invesco Global Equity Portfolio (Class A)	55,658	3,598	39,129
Jennison Growth Portfolio (Class A)	—	—	195,420
JPMorgan Core Bond Portfolio (Class A)	—	944,464	3,193,951
JPMorgan Small Cap Value Portfolio (Class A)	166,574	26,941	163,885
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	87,200
MFS Research International Portfolio (Class A)	75,693	67,829	310,313
MFS Value Portfolio (Class A)	1,062,062	168,074	607,107
Neuberger Berman Genesis Portfolio (Class A)	171,495	2,525	100,191
PIMCO Inflation Protected Bond Portfolio (Class A)	—	796,968	3,330,604
PIMCO Total Return Portfolio (Class A)	—	1,528,431	4,712,672
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	135,524
T. Rowe Price Large Cap Value Portfolio (Class A)	873,651	125,341	213,624
T. Rowe Price Mid Cap Growth Portfolio (Class A)	48,679	—	98,224
T. Rowe Price Small Cap Growth Portfolio (Class A)	93,259	2,134	186,227
TCW Core Fixed Income Portfolio (Class A)	—	1,157,111	3,988,519
VanEck Global Natural Resources Portfolio (Class A)	—	153,168	389,114
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,304,770	1,708,811
Western Asset Management U.S. Government Portfolio (Class A)	—	1,194,028	4,613,895

	$5,400,738	$11,296,165

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$420,761,958

Gross unrealized appreciation	2,801,134
Gross unrealized (depreciation)	(49,797,747)

Net unrealized appreciation (depreciation)	$(46,996,613)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$13,830,052	$14,563,737	$8,618,568	$14,086,457	$22,448,620	$28,650,194

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$9,778,675	$—	$(46,996,613)	$(3,293,030)	$(40,510,968)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Asset Allocation Portfolio had accumulated long-term capital losses of $3,293,030.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 20 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 20 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-16

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

Brighthouse Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar category for the one-year period ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed the Brighthouse AA 20 Narrow Index for the one-year period ended October 31, 2023 and outperformed the same index for the three- and five-year periods ended October 31, 2023. The Board also took into account that the Portfolio underperformed its benchmark, the Dow Jones Conservative Portfolio Index, for the one-year period ended October 31, 2023 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2023. The Board also noted the presence of the expense cap in effect for the Portfolio.

The Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 10.82% and 10.52%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Portfolio Index¹, returned 9.81%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Conservative Portfolio Index. Performance strength within the underlying fixed income and mid cap equity portfolios offset weakness within the underlying large cap equity and non-U.S. equity portfolios.

On an absolute return basis, the top performing underlying fixed income portfolios were the BlackRock High Yield Portfolio and the Brighthouse/Eaton Vance Floating Rate Portfolio as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.9%. Allocations to high yield bonds and bank loans were primary contributors. Exposures to non-agency mortgage-backed securities (“MBS”) and emerging market debt aided returns. The PIMCO Total Return Portfolio exceeded its benchmark by 0.7%. The Portfolio’s yield curve positioning and duration management made positive contributions. Overweight exposures to both non-agency MBS, particularly collateralized loan obligations (“CLOs”) and agency MBS and security selection to investment grade bonds lifted relative results. The PIMCO Inflation Protected Bond Portfolio underperformed its benchmark by 0.2%. An overweight to U.S. inflation expectations detracted as inflationary pressures moderated over the period. The Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 2.1%. Currency positioning in the euro, Japanese yen, and South Korean won were the primary detractors from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 18.9%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

(“IT”) sectors were key detractors during the year. An underweight position in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The MFS Value Portfolio underperformed its benchmark by 3.3%. Security selection weakness in the Industrials and Communication Services sectors, along with an underweight to Communication Services drove the relative underperformance. On the positive side, the BlackRock Capital Appreciation Portfolio beat its benchmark by 6.9%. Contributions in security selection were made primarily in the IT, Health Care, and Financials sectors. An underweight to Consumer Staples also helped relative outperformance. Within mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 5.8%. Security selection in the Financials, IT, and Consumer Discretionary sectors were the largest relative contributors to results. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. In small cap, the Brighthouse Small Cap Value Portfolio underperformed its benchmark by 0.4%. Negative security selection in the IT and Energy sectors detracted from relative results. The JPMorgan Small Cap Value Portfolio underperformed its benchmark by 1.4%. Security selection in the Health Care and IT sectors and an underweight to the Energy sector weighed negatively on relative results.

The underlying non-U.S. equity portfolios underperformed over the period. Within developed markets, VanEck Global Natural Resources Portfolio’s negative absolute performance was a detractor to overall international equity results. Security selection weakness in the Materials sector to the diversified metals & mining and copper sub-industries negatively impacted performance. The Brighthouse/Artisan International Portfolio underperformed its benchmark by 1.0%. Security selection weakness in the Consumer Staples sector and an underweight to the IT sector detracted over the period. On a country basis, positioning in Japan was a key detractor. On the positive side, the Invesco Global Equity Portfolio outperformed its benchmark by 12.8%. Overweight positions in the IT and Communication Services sector and an underweight to Consumer Staples, as well as positive security selection in the Communication Services, Real Estate, and Health Care sectors were major contributors to results. In emerging markets, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 3.2%. Negative security selection in the Consumer Discretionary, IT, and Health Care sectors were leading detractors to relative performance. At the country level, exposures in China and Hong Kong detracted during the period. Conversely, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.0%. Positive security selection in the IT, Financials, Utilities, and Industrials sectors were top relative contributors. At the country level, security selection was strongest in India, Taiwan, and China.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The The Dow Jones Moderately Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	10.82	5.87	4.60
Class B	10.52	5.60	4.34
Dow Jones Moderately Conservative Portfolio Index	9.81	4.35	3.82

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	9.5
BlackRock Bond Income Portfolio (Class A)	9.5
Western Asset Management U.S. Government Portfolio (Class A)	8.0
TCW Core Fixed Income Portfolio (Class A)	7.3
PIMCO Inflation Protected Bond Portfolio (Class A)	5.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
MFS Value Portfolio (Class A)	3.8
JPMorgan Core Bond Portfolio (Class A)	3.8
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5
AB International Bond Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	46.4
U.S. Large Cap Equities	21.8
International Developed Market Equities	8.9
High Yield Fixed Income	6.5
International Fixed Income	6.0
U.S. Small Cap Equities	4.3
Global Equities	2.9
Emerging Market Equities	1.5
U.S. Mid Cap Equities	0.9
Real Estate Equities	0.8

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.64%	$1,000.00	$1,047.70	$3.30
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B (a)	Actual	0.89%	$1,000.00	$1,046.10	$4.59
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	16,022,712	$127,861,243
Allspring Mid Cap Value Portfolio (Class A) (a)	816,006	9,163,750
Baillie Gifford International Stock Portfolio (Class A) (b)	8,773,637	91,859,984
BlackRock Bond Income Portfolio (Class A) (b)	3,757,505	346,667,373
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,766,449	64,016,115
BlackRock High Yield Portfolio (Class A) (a)	3,724,543	27,449,885
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,227,020	45,339,627
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	3,093,387	27,314,604
Brighthouse/Artisan International Portfolio (Class A) (a)	6,245,774	64,269,012
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	42,112	9,153,818
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	6,191,020	61,414,917
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	12,016,992	105,629,356
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	11,701,900	91,859,914
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	4,158,229	118,592,693
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	5,976,545	82,595,851
CBRE Global Real Estate Portfolio (Class A) (a)	2,595,879	27,360,570
Harris Oakmark International Portfolio (Class A) (a)	7,692,657	100,927,658
Invesco Comstock Portfolio (Class A) (a)	9,347,203	119,083,366
Invesco Global Equity Portfolio (Class A) (a)	1,532,733	36,693,637
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	2,219,068	18,196,356
Jennison Growth Portfolio (Class A) (b) (c)	3,186,465	45,662,043
JPMorgan Core Bond Portfolio (Class A) (a)	15,072,801	136,710,302
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,406,515	27,169,558
Loomis Sayles Growth Portfolio (Class A) (a)	2,358,480	36,580,024
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	852,945	9,058,275
MFS Research International Portfolio (Class A) (a)	5,314,202	64,301,840

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	9,894,581	137,732,562
Neuberger Berman Genesis Portfolio (Class A) (b)	980,002	18,100,628
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	20,750,166	197,126,582
PIMCO Total Return Portfolio (Class A) (a)	34,990,550	347,106,255
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	2,806,975	27,424,142
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	2,644,366	54,738,381
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	4,877,487	128,521,790
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	1,923,378	18,291,325
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,281,413	45,400,120
TCW Core Fixed Income Portfolio (Class A) (a)	29,746,513	265,041,430
VanEck Global Natural Resources Portfolio (Class A) (b)	5,775,109	68,666,043
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	13,366,230	146,627,541
Western Asset Management U.S. Government Portfolio (Class A) (b)	27,512,750	289,984,386

Total Mutual Funds (Cost $3,913,792,714)		3,639,692,956

Total Investments—100.0% (Cost $3,913,792,714)		3,639,692,956
Other assets and liabilities (net)—0.0%		(1,216,921)

Net Assets—100.0%		$3,638,476,035

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,639,692,956	$—	$—	$3,639,692,956
Total Investments	$3,639,692,956	$—	$—	$3,639,692,956

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Affiliated investments at value (a)	$3,639,692,956
Receivable for:
Affiliated investments sold	1,287,159
Fund shares sold	493,739

Total Assets	3,641,473,854
Liabilities
Payables for:
Fund shares redeemed	1,780,898
Accrued Expenses:
Management fees	184,576
Distribution and service fees	751,126
Deferred trustees’ fees	243,261
Other expenses	37,958

Total Liabilities	2,997,819

Net Assets	$3,638,476,035

Net Assets Consist of:
Paid in surplus	$3,880,866,966
Distributable earnings (Accumulated losses)	(242,390,931)

Net Assets	$3,638,476,035

Net Assets
Class A	$59,706,439
Class B	3,578,769,596
Capital Shares Outstanding*
Class A	6,178,245
Class B	375,386,964
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.66
Class B	9.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $3,913,792,714.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from affiliated investments	$93,977,561

Total investment income	93,977,561
Expenses
Management fees	2,218,259
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	9,067,394
Audit and tax services	35,076
Legal	46,604
Trustees’ fees and expenses	46,220
Miscellaneous	13,561

Total expenses	11,484,989

Net Investment Income	82,492,572

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(91,785,643)
Capital gain distributions from affiliated investments	94,047,279

Net realized gain (loss)	2,261,636

Net change in unrealized appreciation on affiliated investments	285,025,927

Net realized and unrealized gain (loss)	287,287,563

Net Increase (Decrease) in Net Assets From Operations	$369,780,135

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$82,492,572	$101,969,680
Net realized gain (loss)	2,261,636	213,876,496
Net change in unrealized appreciation (depreciation)	285,025,927	(988,037,005)

Increase (decrease) in net assets from operations	369,780,135	(672,190,829)

From Distributions to Shareholders
Class A	(5,241,886)	(5,460,511)
Class B	(315,438,785)	(332,950,156)

Total distributions	(320,680,671)	(338,410,667)

Increase (decrease) in net assets from capital share transactions	(192,207,553)	(225,146,277)

Total increase (decrease) in net assets	(143,108,089)	(1,235,747,773)

Net Assets
Beginning of period	3,781,584,124	5,017,331,897

End of period	$3,638,476,035	$3,781,584,124

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	415,259	$3,988,606	246,521	$2,578,682
Reinvestments	571,012	5,241,886	572,981	5,460,511
Redemptions	(1,123,741)	(10,704,277)	(854,544)	(8,693,683)

Net increase (decrease)	(137,470)	$(1,473,785)	(35,042)	$(654,490)

Class B
Sales	4,961,476	$47,298,754	3,574,700	$36,098,792
Reinvestments	34,778,256	315,438,785	35,345,027	332,950,156
Redemptions	(59,092,822)	(553,471,307)	(58,011,666)	(593,540,735)

Net increase (decrease)	(19,353,090)	$(190,733,768)	(19,091,939)	$(224,491,787)

Increase (decrease) derived from capital shares transactions		$(192,207,553)		$(225,146,277)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.55	$12.09	$11.98	$11.66	$10.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.28	0.19	0.32	0.31
Net realized and unrealized gain (loss)	0.76	(1.93)	0.71	0.88	1.37

Total income (loss) from investment operations	0.99	(1.65)	0.90	1.20	1.68

Less Distributions
Distributions from net investment income	(0.37)	(0.31)	(0.36)	(0.34)	(0.29)
Distributions from net realized capital gains	(0.51)	(0.58)	(0.43)	(0.54)	(0.58)

Total distributions	(0.88)	(0.89)	(0.79)	(0.88)	(0.87)

Net Asset Value, End of Period	$9.66	$9.55	$12.09	$11.98	$11.66

Total Return (%) (b)	10.82	(13.63)	7.68	11.31	15.94

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.07	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	2.47	2.67	1.60	2.88	2.69
Portfolio turnover rate (%)	6	10	7	9	11
Net assets, end of period (in millions)	$59.7	$60.3	$76.8	$75.7	$74.5

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.43	$11.94	$11.84	$11.53	$10.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.25	0.16	0.29	0.27
Net realized and unrealized gain (loss)	0.74	(1.90)	0.70	0.87	1.35

Total income (loss) from investment operations	0.95	(1.65)	0.86	1.16	1.62

Less Distributions
Distributions from net investment income	(0.34)	(0.28)	(0.33)	(0.31)	(0.25)
Distributions from net realized capital gains	(0.51)	(0.58)	(0.43)	(0.54)	(0.58)

Total distributions	(0.85)	(0.86)	(0.76)	(0.85)	(0.83)

Net Asset Value, End of Period	$9.53	$9.43	$11.94	$11.84	$11.53

Total Return (%) (b)	10.52	(13.84)	7.42	11.04	15.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	2.23	2.42	1.34	2.63	2.44
Portfolio turnover rate (%)	6	10	7	9	11
Net assets, end of period (in millions)	$3,578.8	$3,721.3	$4,940.6	$5,241.0	$5,311.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Underlying Portfolios.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$221,397,164	$0	$557,809,284

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,218,259	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
AB International Bond Portfolio (Class A)	$133,583,365	$6,829,891	$(17,017,226)	$(5,332,953)	$9,798,166	$127,861,243
Allspring Mid Cap Value Portfolio (Class A)	9,526,484	1,541,534	(1,370,874)	115,324	(648,718)	9,163,750
Baillie Gifford International Stock Portfolio (Class A)	103,687,984	1,842,455	(30,150,555)	(3,455,904)	19,936,004	91,859,984
BlackRock Bond Income Portfolio (Class A)	361,877,370	11,190,236	(34,960,857)	(7,877,883)	16,438,507	346,667,373
BlackRock Capital Appreciation Portfolio (Class A)	61,609,306	1,313,483	(24,081,490)	(5,844,510)	31,019,326	64,016,115
BlackRock High Yield Portfolio (Class A)	18,972,342	10,166,869	(3,235,055)	(567,282)	2,113,011	27,449,885
Brighthouse Small Cap Value Portfolio (Class A)	46,920,769	6,430,136	(10,060,723)	1,925,675	123,770	45,339,627
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	28,442,571	494,532	(3,160,921)	454,187	1,084,235	27,314,604
Brighthouse/Artisan International Portfolio (Class A)	66,707,754	1,183,483	(11,527,673)	(682,243)	8,587,691	64,269,012
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	9,305,872	1,412,743	(1,887,030)	42,140	280,093	9,153,818
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	75,905,148	3,880,823	(21,748,033)	(1,192,067)	4,569,046	61,414,917
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	114,130,802	4,268,044	(14,831,158)	(2,359,643)	4,421,311	105,629,356
Brighthouse/Templeton International Bond Portfolio (Class A)	95,512,235	39,050	(6,923,716)	(3,404,031)	6,636,376	91,859,914
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	124,065,411	14,737,364	(14,298,208)	(127,955)	(5,783,919)	118,592,693
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	84,947,422	5,282,870	(21,759,885)	(1,044,754)	15,170,198	82,595,851
CBRE Global Real Estate Portfolio (Class A)	28,490,412	1,279,730	(5,102,352)	(705,684)	3,398,464	27,360,570
Harris Oakmark International Portfolio (Class A)	104,476,162	3,562,327	(24,117,863)	(4,084,554)	21,091,586	100,927,658
Invesco Comstock Portfolio (Class A)	123,850,607	25,711,794	(20,789,643)	(4,000,641)	(5,688,751)	119,083,366
Invesco Global Equity Portfolio (Class A)	37,314,772	2,287,602	(12,039,817)	1,602,284	7,528,796	36,693,637
Invesco Small Cap Growth Portfolio (Class A)	18,477,079	261,297	(2,782,190)	(2,110,017)	4,350,187	18,196,356
Jennison Growth Portfolio (Class A)	42,706,490	46,338	(17,000,097)	(4,542,083)	24,451,395	45,662,043
JPMorgan Core Bond Portfolio (Class A)	142,884,002	4,367,947	(14,147,498)	(2,181,806)	5,787,657	136,710,302
JPMorgan Small Cap Value Portfolio (Class A)	27,823,369	4,185,387	(5,791,804)	(2,655,161)	3,607,767	27,169,558
Loomis Sayles Growth Portfolio (Class A)	36,886,768	2,143,045	(16,436,295)	(2,577,480)	16,563,986	36,580,024
Loomis Sayles Small Cap Growth Portfolio (Class A)	9,426,843	159,988	(1,629,195)	(362,409)	1,463,048	9,058,275
MFS Research International Portfolio (Class A)	57,031,204	8,829,183	(6,562,884)	1,429,660	3,574,677	64,301,840
MFS Value Portfolio (Class A)	143,147,343	20,118,810	(16,929,173)	(1,750,507)	(6,853,911)	137,732,562

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
Neuberger Berman Genesis Portfolio (Class A)	$18,494,073	$1,845,311	$(3,360,465)	$(108,090)	$1,229,799	$18,100,628
PIMCO Inflation Protected Bond Portfolio (Class A)	227,954,341	5,094,555	(38,752,276)	(8,509,299)	11,339,261	197,126,582
PIMCO Total Return Portfolio (Class A)	343,295,896	12,823,146	(19,063,498)	(4,319,787)	14,370,498	347,106,255
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	28,541,428	968,816	(4,596,311)	(249,410)	2,759,619	27,424,142
T. Rowe Price Large Cap Growth Portfolio (Class A)	51,075,483	415,173	(18,193,250)	(5,122,482)	26,563,457	54,738,381
T. Rowe Price Large Cap Value Portfolio (Class A)	133,606,976	23,783,341	(19,167,298)	(4,858,667)	(4,842,562)	128,521,790
T. Rowe Price Mid Cap Growth Portfolio (Class A)	18,816,635	962,017	(4,049,699)	(589,172)	3,151,544	18,291,325
T. Rowe Price Small Cap Growth Portfolio (Class A)	47,006,077	1,544,061	(11,355,395)	(4,020,421)	12,225,798	45,400,120
TCW Core Fixed Income Portfolio (Class A)	275,726,126	8,426,782	(26,026,230)	(3,930,880)	10,845,632	265,041,430
VanEck Global Natural Resources Portfolio (Class A)	73,093,724	4,916,871	(4,826,959)	1,216,353	(5,733,946)	68,666,043
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	152,375,575	9,893,507	(19,040,052)	(5,049,397)	8,447,908	146,627,541
Western Asset Management U.S. Government Portfolio (Class A)	305,168,572	7,156,623	(29,035,636)	(4,954,094)	11,648,921	289,984,386

	$3,782,864,792	$221,397,164	$(557,809,284)	$(91,785,643)	$285,025,927	$3,639,692,956

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
AB International Bond Portfolio (Class A)	$—	$6,799,817	16,022,712
Allspring Mid Cap Value Portfolio (Class A)	1,268,751	120,141	816,006
Baillie Gifford International Stock Portfolio (Class A)	—	1,191,801	8,773,637
BlackRock Bond Income Portfolio (Class A)	—	11,067,544	3,757,505
BlackRock Capital Appreciation Portfolio (Class A)	1,256,707	27,183	1,766,449
BlackRock High Yield Portfolio (Class A)	—	1,506,471	3,724,543
Brighthouse Small Cap Value Portfolio (Class A)	3,903,525	586,870	3,227,020
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	351,964	3,093,387
Brighthouse/Artisan International Portfolio (Class A)	—	1,143,272	6,245,774
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,212,052	79,904	42,112
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,784,440	6,191,020
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	4,102,816	12,016,992
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	11,701,900
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	12,882,159	1,744,962	4,158,229
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	4,575,720	697,991	5,976,545
CBRE Global Real Estate Portfolio (Class A)	—	767,931	2,595,879
Harris Oakmark International Portfolio (Class A)	—	2,157,299	7,692,657
Invesco Comstock Portfolio (Class A)	21,455,304	2,716,078	9,347,203
Invesco Global Equity Portfolio (Class A)	2,129,363	137,646	1,532,733
Invesco Small Cap Growth Portfolio (Class A)	—	—	2,219,068
Jennison Growth Portfolio (Class A)	—	—	3,186,465
JPMorgan Core Bond Portfolio (Class A)	—	4,313,068	15,072,801
JPMorgan Small Cap Value Portfolio (Class A)	2,362,337	382,069	2,406,515
Loomis Sayles Growth Portfolio (Class A)	2,134,278	—	2,358,480
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	852,945
MFS Research International Portfolio (Class A)	1,197,874	1,073,419	5,314,202
MFS Value Portfolio (Class A)	16,748,114	2,650,439	9,894,581
Neuberger Berman Genesis Portfolio (Class A)	1,628,938	23,984	980,002
PIMCO Inflation Protected Bond Portfolio (Class A)	—	4,891,374	20,750,166
PIMCO Total Return Portfolio (Class A)	—	10,606,508	34,990,550
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	934,145	2,806,975
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	2,644,366
T. Rowe Price Large Cap Value Portfolio (Class A)	19,251,819	2,762,019	4,877,487
T. Rowe Price Mid Cap Growth Portfolio (Class A)	928,683	—	1,923,378
T. Rowe Price Small Cap Growth Portfolio (Class A)	1,111,655	25,438	2,281,413
TCW Core Fixed Income Portfolio (Class A)	—	8,323,962	29,746,513
VanEck Global Natural Resources Portfolio (Class A)	—	2,191,040	5,775,109
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	9,875,722	13,366,230
Western Asset Management U.S. Government Portfolio (Class A)	—	6,940,244	27,512,750

	$94,047,279	$93,977,561

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$3,970,148,460

Gross unrealized appreciation	76,335,647
Gross unrealized (depreciation)	(406,791,151)

Net unrealized appreciation (depreciation)	$(330,455,504)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$128,146,172	$109,123,662	$192,534,499	$229,287,005	$320,680,671	$338,410,667

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$82,946,483	$5,361,352	$(330,455,504)	$—	$(242,147,669)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Asset Allocation Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 40 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 40 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

Brighthouse Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed the Brighthouse AA 40 Narrow Index for the one- and five-year periods ended October 31, 2023 and outperformed the same index for the three-year period ended October 31, 2023. In addition, the Board noted that the Portfolio outperformed its benchmark, the Dow Jones Moderately Conservative Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 13.93% and 13.59%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Performance strength within the underlying fixed income and mid cap portfolios offset performance weakness within the underlying large cap, small cap, and international equity portfolios.

On an absolute return basis, the top performing underlying fixed income portfolios were the BlackRock High Yield Portfolio and the Brighthouse/Eaton Vance Floating Rate Portfolio as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.9%. Allocations to high yield bonds and bank loans were primary contributors. Exposures to non-agency mortgage-backed securities (“MBS”) and emerging market debt aided returns. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.3%. The Portfolio’s allocation to collateralized loan obligations (“CLOs”) and non-agency MBS drove its relative results. Contributions were made by positive security selections within U.S. investment grade credit bonds and Agency MBS. The Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 2.1%. Currency positioning in the euro, Japanese yen, and South Korean won were the primary detractors from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 18.9%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors during the year. An underweight position in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The T. Rowe Price Large Cap Value Portfo-

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

lio underperformed its benchmark by 1.6%. Relative performance was hurt by an overweight in the Health Care, Consumer Staples, and Utilities sectors and an underweight in the Communication Services sector. On a positive note, the Jennison Growth Portfolio beat its benchmark by 10.6%. Security selection was the main driver of the relative outperformance. Selection in the IT sector had the largest positive impact on results. Both security selection and an underweight to the Industrials and Consumer Staples sectors contributed to performance. Within mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 5.8%. Security selection in the Financials, IT, and Consumer Discretionary sectors were the largest relative contributors to results. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. In small cap, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 6.3%. Negative security selection in the Health Care, IT, and Consumer Discretionary sectors were the major detractors to results. The JPMorgan Small Cap Value Portfolio underperformed its benchmark by 1.4%. Security selection in the Health Care and IT sectors and an underweight to the Energy sector weighed negatively on relative results.

The underlying non-U.S. equity portfolios underperformed over the period. Within developed markets, VanEck Global Natural Resources Portfolio’s negative absolute performance was a detractor to overall international equity results. Security selection weakness in the Materials sector to the diversified metals & mining and copper sub-industries negatively impacted performance. The MFS Research International Portfolio underperformed its benchmark by 5.2%. Security selection weakness in the Financials, Consumer Discretionary, and Consumer Staples sectors were leading detractors over the period. On the positive side, the Harris Oakmark International Portfolio outperformed its benchmark by 1.0%. Positive security selection in the Industrials, Communication Services, and Consumer Staples sectors benefited results. From a country perspective, an overweight position in Germany and an underweight to Hong Kong positively impacted performance. In emerging markets, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 3.2%. Negative security selection in the Consumer Discretionary, IT, and Health Care sectors were leading detractors to relative performance. At the country level, exposures in China and Hong Kong detracted during the period. Conversely, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.0%. Positive security selection in the IT, Financials, Utilities, and Industrials sectors were top relative contributors. At the country level, security selection was strongest in India, Taiwan, and China.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	13.93	8.00	5.93
Class B	13.59	7.72	5.67
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.0
PIMCO Total Return Portfolio (Class A)	6.2
TCW Core Fixed Income Portfolio (Class A)	5.2
MFS Value Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.5
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	4.0
Invesco Comstock Portfolio (Class A)	4.0
Western Asset Management U.S. Government Portfolio (Class A)	4.0
Baillie Gifford International Stock Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	31.0
Investment Grade Fixed Income	29.5
International Developed Market Equities	14.1
U.S. Small Cap Equities	7.0
International Fixed Income	4.8
High Yield Fixed Income	4.6
Global Equities	4.0
Emerging Market Equities	2.5
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.0

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.66%	$1,000.00	$1,054.30	$3.42
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B (a)	Actual	0.91%	$1,000.00	$1,052.40	$4.71
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	29,908,287	$238,668,128
Allspring Mid Cap Value Portfolio (Class A) (a)	2,145,423	24,093,099
Baillie Gifford International Stock Portfolio (Class A) (b)	32,281,776	337,990,195
BlackRock Bond Income Portfolio (Class A) (b)	7,230,541	667,089,669
BlackRock Capital Appreciation Portfolio (Class A) (b)	6,577,659	238,374,372
BlackRock High Yield Portfolio (Class A) (a)	11,037,229	81,344,379
Brighthouse Small Cap Value Portfolio (Class A) (a)	11,909,718	167,331,531
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	16,402,825	144,836,948
Brighthouse/Artisan International Portfolio (Class A) (a)	27,872,638	286,809,442
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	110,742	24,071,898
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	9,589,735	96,568,627
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	16,558,515	164,260,464
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	21,382,839	187,955,153
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	27,678,906	217,279,411
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	14,124,313	402,825,402
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	20,793,313	287,363,592
CBRE Global Real Estate Portfolio (Class A) (a)	13,650,168	143,872,774
Harris Oakmark International Portfolio (Class A) (a)	29,410,936	385,871,485
Invesco Comstock Portfolio (Class A) (a)	30,263,118	385,552,120
Invesco Global Equity Portfolio (Class A) (a)	4,029,819	96,473,866
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	14,600,754	119,726,183
Jennison Growth Portfolio (Class A) (b) (c)	18,282,226	261,984,294
JPMorgan Core Bond Portfolio (Class A) (a)	26,258,067	238,160,672
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,345,671	71,642,627
Loomis Sayles Growth Portfolio (Class A) (a)	17,065,521	264,686,225
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	6,748,225	71,666,153
MFS Research International Portfolio (Class A) (a)	19,880,996	240,560,058
MFS Value Portfolio (Class A) (b)	34,351,512	478,173,048

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	3,875,542	71,581,269
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	27,421,873	260,507,792
PIMCO Total Return Portfolio (Class A) (a)	60,136,773	596,556,786
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	9,883,756	96,564,299
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	10,329,935	213,829,648
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	16,482,922	434,324,996
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	5,058,006	48,101,632
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,404,252	167,244,622
TCW Core Fixed Income Portfolio (Class A) (a)	55,294,857	492,677,177
VanEck Global Natural Resources Portfolio (Class A) (b)	24,034,536	285,770,630
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	17,499,239	191,966,649
Western Asset Management U.S. Government Portfolio (Class A) (b)	35,992,737	379,363,443

Total Mutual Funds (Cost $10,082,102,539)		9,563,720,758

Total Investments—100.0% (Cost $10,082,102,539)		9,563,720,758
Other assets and liabilities (net)—0.0%		(2,598,482)

Net Assets—100.0%		$9,561,122,276

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,563,720,758	$—	$—	$9,563,720,758
Total Investments	$9,563,720,758	$—	$—	$9,563,720,758

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Affiliated investments at value (a)	$9,563,720,758
Receivable for:
Affiliated investments sold	4,287,377
Fund shares sold	208,531

Total Assets	9,568,216,666
Liabilities
Payables for:
Fund shares redeemed	4,495,908
Accrued Expenses:
Management fees	429,472
Distribution and service fees	1,924,679
Deferred trustees’ fees	206,348
Other expenses	37,983

Total Liabilities	7,094,390

Net Assets	$9,561,122,276

Net Assets Consist of:
Paid in surplus	$9,836,869,193
Distributable earnings (Accumulated losses)	(275,746,917)

Net Assets	$9,561,122,276

Net Assets
Class A	$302,571,666
Class B	9,258,550,610
Capital Shares Outstanding*
Class A	30,534,065
Class B	941,161,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.91
Class B	9.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,082,102,539.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from affiliated investments	$200,005,097

Total investment income	200,005,097
Expenses
Management fees	5,061,559
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	22,695,855
Audit and tax services	35,076
Legal	46,604
Trustees’ fees and expenses	46,220
Miscellaneous	17,561

Total expenses	27,960,750

Net Investment Income	172,044,347

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(168,518,311)
Capital gain distributions from affiliated investments	314,500,154

Net realized gain (loss)	145,981,843

Net change in unrealized appreciation on affiliated investments	881,964,825

Net realized and unrealized gain (loss)	1,027,946,668

Net Increase (Decrease) in Net Assets From Operations	$1,199,991,015

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$172,044,347	$198,397,685
Net realized gain (loss)	145,981,843	857,766,817
Net change in unrealized appreciation (depreciation)	881,964,825	(2,924,278,898)

Increase (decrease) in net assets from operations	1,199,991,015	(1,868,114,396)

From Distributions to Shareholders
Class A	(34,030,387)	(31,316,809)
Class B	(1,029,809,947)	(986,071,675)

Total distributions	(1,063,840,334)	(1,017,388,484)

Increase (decrease) in net assets from capital share transactions	22,926,574	(180,447,658)

Total increase (decrease) in net assets	159,077,255	(3,065,950,538)

Net Assets
Beginning of period	9,402,045,021	12,467,995,559

End of period	$9,561,122,276	$9,402,045,021

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	949,534	$9,306,239	717,156	$7,636,905
Reinvestments	3,639,614	34,030,387	3,221,894	31,316,809
Redemptions	(3,421,030)	(33,298,152)	(2,908,461)	(30,839,009)

Net increase (decrease)	1,168,118	$10,038,474	1,030,589	$8,114,705

Class B
Sales	21,653,001	$206,627,377	6,780,407	$72,246,244
Reinvestments	110,851,447	1,029,809,947	101,972,252	986,071,675
Redemptions	(126,560,195)	(1,223,549,224)	(116,595,920)	(1,246,880,282)

Net increase (decrease)	5,944,253	$12,888,100	(7,843,261)	$(188,562,363)

Increase (decrease) derived from capital shares transactions		$22,926,574		$(180,447,658)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.81	$12.92	$12.55	$12.17	$11.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.23	0.17	0.28	0.26
Net realized and unrealized gain (loss)	1.10	(2.20)	1.20	1.22	1.88

Total income (loss) from investment operations	1.30	(1.97)	1.37	1.50	2.14

Less Distributions
Distributions from net investment income	(0.35)	(0.28)	(0.31)	(0.29)	(0.28)
Distributions from net realized capital gains	(0.85)	(0.86)	(0.69)	(0.83)	(0.99)

Total distributions	(1.20)	(1.14)	(1.00)	(1.12)	(1.27)

Net Asset Value, End of Period	$9.91	$9.81	$12.92	$12.55	$12.17

Total Return (%) (b)	13.93	(15.17)	11.17	14.09	19.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.05	0.05	0.05
Ratio of net investment income (loss) to average net assets (%) (d)	2.08	2.16	1.33	2.43	2.21
Portfolio turnover rate (%)	8	14	9	10	13
Net assets, end of period (in millions)	$302.6	$288.1	$366.2	$343.6	$327.6

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.75	$12.83	$12.47	$12.09	$11.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.20	0.14	0.25	0.23
Net realized and unrealized gain (loss)	1.08	(2.18)	1.19	1.22	1.85

Total income (loss) from investment operations	1.26	(1.98)	1.33	1.47	2.08

Less Distributions
Distributions from net investment income	(0.32)	(0.24)	(0.28)	(0.26)	(0.24)
Distributions from net realized capital gains	(0.85)	(0.86)	(0.69)	(0.83)	(0.99)

Total distributions	(1.17)	(1.10)	(0.97)	(1.09)	(1.23)

Net Asset Value, End of Period	$9.84	$9.75	$12.83	$12.47	$12.09

Total Return (%) (b)	13.59	(15.33)	10.90	13.85	19.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.30	0.30	0.30
Ratio of net investment income (loss) to average net assets (%) (d)	1.83	1.90	1.08	2.18	1.98
Portfolio turnover rate (%)	8	14	9	10	13
Net assets, end of period (in millions)	$9,258.6	$9,113.9	$12,101.8	$12,299.1	$12,158.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Underlying Portfolios.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$718,507,342	$0	$1,272,929,093

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$5,061,559	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
AB International Bond Portfolio (Class A)	$238,012,589	$15,107,626	$(22,721,486)	$(7,293,946)	$15,563,345	$238,668,128
Allspring Mid Cap Value Portfolio (Class A)	24,020,584	3,678,941	(2,293,219)	(125,398)	(1,187,809)	24,093,099
Baillie Gifford International Stock Portfolio (Class A)	356,399,230	5,898,987	(81,557,734)	11,262,829	45,986,883	337,990,195
BlackRock Bond Income Portfolio (Class A)	661,196,454	28,806,742	(39,262,397)	(8,075,902)	24,424,772	667,089,669
BlackRock Capital Appreciation Portfolio (Class A)	216,061,354	4,849,000	(73,331,379)	(16,131,026)	106,926,423	238,374,372
BlackRock High Yield Portfolio (Class A)	56,753,133	24,531,968	(4,676,938)	(836,575)	5,572,791	81,344,379
Brighthouse Small Cap Value Portfolio (Class A)	165,404,593	22,743,948	(28,261,665)	(4,828,685)	12,273,340	167,331,531
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	142,841,489	6,986,071	(12,958,770)	(1,384,922)	9,353,080	144,836,948
Brighthouse/Artisan International Portfolio (Class A)	287,810,301	5,577,003	(41,072,694)	(811,436)	35,306,268	286,809,442
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	23,464,028	3,487,928	(3,713,349)	127,674	705,617	24,071,898
Brighthouse/Dimensional International Small Company Portfolio (Class A)	97,065,984	7,057,953	(14,606,954)	(6,458,911)	13,510,555	96,568,627
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	188,810,057	16,417,766	(49,609,166)	(3,255,097)	11,896,904	164,260,464
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	188,913,317	14,661,226	(19,208,423)	(3,235,849)	6,824,882	187,955,153
Brighthouse/Templeton International Bond Portfolio (Class A)	218,891,130	4,166,132	(13,466,219)	(8,461,348)	16,149,716	217,279,411
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	407,555,796	49,427,040	(34,797,979)	(2,369,190)	(16,990,265)	402,825,402
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	283,735,584	18,701,935	(62,770,858)	(2,613,038)	50,309,969	287,363,592
CBRE Global Real Estate Portfolio (Class A)	141,330,594	4,994,568	(16,112,260)	(15,531)	13,675,403	143,872,774
Harris Oakmark International Portfolio (Class A)	383,747,870	12,643,056	(73,028,208)	6,021,805	56,486,962	385,871,485
Invesco Comstock Portfolio (Class A)	383,153,318	78,028,735	(45,947,559)	(6,790,182)	(22,892,192)	385,552,120
Invesco Global Equity Portfolio (Class A)	93,011,230	6,134,043	(25,768,764)	(430,075)	23,527,432	96,473,866
Invesco Small Cap Growth Portfolio (Class A)	115,438,043	1,491,873	(11,266,857)	(6,569,471)	20,632,595	119,726,183
Jennison Growth Portfolio (Class A)	231,899,722	4,686,201	(85,781,387)	(24,307,329)	135,487,087	261,984,294
JPMorgan Core Bond Portfolio (Class A)	235,439,248	10,632,544	(14,135,047)	(2,275,541)	8,499,468	238,160,672
JPMorgan Small Cap Value Portfolio (Class A)	69,758,558	10,379,177	(10,909,548)	(3,863,622)	6,278,062	71,642,627
Loomis Sayles Growth Portfolio (Class A)	252,955,367	17,781,953	(103,501,087)	(12,184,970)	109,634,962	264,686,225
Loomis Sayles Small Cap Growth Portfolio (Class A)	71,003,198	1,420,143	(9,080,186)	(1,324,920)	9,647,918	71,666,153
MFS Research International Portfolio (Class A)	216,056,767	25,678,759	(20,680,976)	2,285,799	17,219,709	240,560,058

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
MFS Value Portfolio (Class A)	$479,249,425	$68,013,480	$(40,655,425)	$(9,449,701)	$(18,984,731)	$478,173,048
Neuberger Berman Genesis Portfolio (Class A)	69,763,127	6,931,939	(9,359,187)	1,933,406	2,311,984	71,581,269
PIMCO Inflation Protected Bond Portfolio (Class A)	281,203,277	14,381,555	(38,819,515)	(7,196,638)	10,939,113	260,507,792
PIMCO Total Return Portfolio (Class A)	567,330,604	28,553,534	(16,542,321)	(3,846,807)	21,061,776	596,556,786
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	94,375,591	5,601,929	(11,896,034)	(672,835)	9,155,648	96,564,299
T. Rowe Price Large Cap Growth Portfolio (Class A)	189,383,527	6,386,712	(63,531,151)	(17,483,358)	99,073,918	213,829,648
T. Rowe Price Large Cap Value Portfolio (Class A)	430,629,718	74,224,477	(39,554,230)	(10,954,577)	(20,020,392)	434,324,996
T. Rowe Price Mid Cap Growth Portfolio (Class A)	47,316,826	2,480,201	(8,199,538)	(1,897,746)	8,401,889	48,101,632
T. Rowe Price Small Cap Growth Portfolio (Class A)	165,128,960	4,429,564	(31,470,991)	(5,148,391)	34,305,480	167,244,622
TCW Core Fixed Income Portfolio (Class A)	485,642,185	21,797,822	(27,578,640)	(4,236,664)	17,052,474	492,677,177
VanEck Global Natural Resources Portfolio (Class A)	276,985,369	48,450,900	(24,768,294)	2,093,114	(16,990,459)	285,770,630
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	189,006,694	15,000,776	(16,469,722)	(4,147,315)	8,576,216	191,966,649
Western Asset Management U.S. Government Portfolio (Class A)	377,951,154	16,283,135	(23,562,936)	(3,565,942)	12,258,032	379,363,443

	$9,404,695,995	$718,507,342	$(1,272,929,093)	$(168,518,311)	$881,964,825	$9,563,720,758

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
AB International Bond Portfolio (Class A)	$—	$12,287,913	29,908,287
Allspring Mid Cap Value Portfolio (Class A)	3,174,144	300,567	2,145,423
Baillie Gifford International Stock Portfolio (Class A)	—	4,254,565	32,281,776
BlackRock Bond Income Portfolio (Class A)	—	20,611,680	7,230,541
BlackRock Capital Appreciation Portfolio (Class A)	4,655,029	100,691	6,577,659
BlackRock High Yield Portfolio (Class A)	—	4,188,708	11,037,229
Brighthouse Small Cap Value Portfolio (Class A)	13,766,326	2,069,680	11,909,718
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	1,792,036	16,402,825
Brighthouse/Artisan International Portfolio (Class A)	—	4,976,857	27,872,638
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,067,168	202,201	110,742
Brighthouse/Dimensional International Small Company Portfolio (Class A)	3,018,264	2,422,180	9,589,735
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	9,541,863	16,558,515
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	6,914,808	21,382,839
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	27,678,906
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	42,659,579	5,778,482	14,124,313
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	15,612,594	2,381,582	20,793,313
CBRE Global Real Estate Portfolio (Class A)	—	3,838,743	13,650,168
Harris Oakmark International Portfolio (Class A)	—	7,964,387	29,410,936
Invesco Comstock Portfolio (Class A)	66,503,898	8,418,885	30,263,118
Invesco Global Equity Portfolio (Class A)	5,467,846	353,451	4,029,819
Invesco Small Cap Growth Portfolio (Class A)	—	—	14,600,754
Jennison Growth Portfolio (Class A)	—	—	18,282,226
JPMorgan Core Bond Portfolio (Class A)	—	7,265,218	26,258,067
JPMorgan Small Cap Value Portfolio (Class A)	5,949,567	962,245	6,345,671
Loomis Sayles Growth Portfolio (Class A)	15,285,384	—	17,065,521
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	6,748,225
MFS Research International Portfolio (Class A)	4,268,174	3,824,727	19,880,996
MFS Value Portfolio (Class A)	56,350,218	8,917,590	34,351,512
Neuberger Berman Genesis Portfolio (Class A)	6,191,907	91,169	3,875,542
PIMCO Inflation Protected Bond Portfolio (Class A)	—	6,179,795	27,421,873
PIMCO Total Return Portfolio (Class A)	—	17,747,156	60,136,773
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	3,189,175	9,883,756
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	10,329,935
T. Rowe Price Large Cap Value Portfolio (Class A)	62,181,351	8,921,030	16,482,922
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,370,643	—	5,058,006
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,978,062	91,031	8,404,252
TCW Core Fixed Income Portfolio (Class A)	—	14,939,180	55,294,857
VanEck Global Natural Resources Portfolio (Class A)	—	8,238,160	24,034,536
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,474,648	17,499,239
Western Asset Management U.S. Government Portfolio (Class A)	—	8,764,694	35,992,737

	$314,500,154	$200,005,097

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$10,169,736,973

Gross unrealized appreciation	237,425,727
Gross unrealized (depreciation)	(843,441,942)

Net unrealized appreciation (depreciation)	$(606,016,215)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$292,562,238	$221,924,534	$771,278,096	$795,463,950	$1,063,840,334	$1,017,388,484

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$174,018,450	$156,457,197	$(606,016,215)	$—	$(275,540,568)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Asset Allocation Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 60 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 60 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)

Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

Brighthouse Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed the Brighthouse AA 60 Narrow Index for the one- and five-year periods ended October 31, 2023 and outperformed the same index for the three-year period ended October 31, 2023. The Board also noted that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 17.51% and 17.30%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 15.59%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. Performance strength within the underlying fixed income and mid cap equity portfolios offset weakness within the underlying large cap, small cap, and international equity portfolios.

On an absolute return basis, the top performing underlying fixed income portfolios were the BlackRock High Yield Portfolio and the Brighthouse/Eaton Vance Floating Rate Portfolio as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.9%. Allocations to high yield bonds and bank loans were primary contributors. Exposures to non-agency mortgage-backed securities (“MBS”) and emerging market debt aided returns. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.3%. The Portfolio’s allocation to collateralized loan obligations (“CLOs”) and non-agency MBS drove its relative results. Contributions were made by positive security selections within U.S. investment grade credit bonds and Agency MBS. The Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 2.1%. Currency positioning in the euro, Japanese yen, and South Korean won were the primary detractors from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 18.9%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors during the year. An underweight position in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

further pressured results. The MFS Value Portfolio underperformed its benchmark by 3.3%. Security selection weakness in the Industrials and Communication Services sectors, along with an underweight to Communication Services drove the relative underperformance. On a positive note, the Jennison Growth Portfolio beat its benchmark by 10.6%. Security selection was the main driver of the relative outperformance. Selection in the IT sector had the largest positive impact on results. Both security selection and an underweight to the Industrials and Consumer Staples sectors contributed to performance. Within mid cap, the Morgan Stanley Discovery Portfolio outperformed its benchmark by 15.4%. Security selection in the Financials and Consumer Discretionary sectors were the largest contributors to relative results. Overweight allocations to the IT and Communication Services sectors and lack of exposure to Energy further aided results. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. In small cap, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 6.3%. Negative security selection in the Health Care, IT, and Consumer Discretionary sectors were the major detractors to results. The Loomis Sayles Small Cap Growth Portfolio underperformed its benchmark by 6.8%. Negative security selection primarily in Health Care, IT, and Industrials were the main detractors on relative results.

The underlying non-U.S. equity portfolios underperformed over the period. Within developed markets, VanEck Global Natural Resources Portfolio’s negative absolute performance was a detractor to overall international equity results. Security selection weakness in the Materials sector to the diversified metals & mining and copper sub-industries negatively impacted performance. The MFS Research International Portfolio underperformed its benchmark by 5.2%. Security selection weakness in the Financials, Consumer Discretionary, and Consumer Staples sectors were leading detractors over the period. On the positive side, the Harris Oakmark International Portfolio outperformed its benchmark by 1.0%. Positive security selection in the Industrials, Communication Services, and Consumer Staples sectors benefited results. From a country perspective, an overweight position in Germany and an underweight to Hong Kong positively impacted performance. In emerging markets, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 3.2%. Negative security selection in the Consumer Discretionary, IT, and Health Care sectors were leading detractors to relative performance. At the country level, exposures in China and Hong Kong detracted during the period. Conversely, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.0%. Positive security selection in the IT, Financials, Utilities, and Industrials sectors were top relative contributors. At the country level, security selection was strongest in India, Taiwan, and China.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	17.51	10.02	7.17
Class B	17.30	9.75	6.91
Dow Jones Moderately Aggressive Portfolio Index	15.59	9.31	6.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.8
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
Invesco Comstock Portfolio (Class A)	5.0
Harris Oakmark International Portfolio (Class A)	4.8
Baillie Gifford International Stock Portfolio (Class A)	4.6
Loomis Sayles Growth Portfolio (Class A)	4.5
Jennison Growth Portfolio (Class A)	4.5
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.5
Brighthouse/Artisan International Portfolio (Class A)	4.0
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	39.9
International Developed Market Equities	18.8
Investment Grade Fixed Income	12.8
U.S. Small Cap Equities	10.1
Global Equities	4.5
Emerging Market Equities	3.5
High Yield Fixed Income	3.2
U.S. Mid Cap Equities	2.5
Real Estate Equities	2.5
International Fixed Income	2.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.70%	$1,000.00	$1,059.60	$3.63
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B (a)	Actual	0.95%	$1,000.00	$1,059.00	$4.93
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	7,799,914	$62,243,310
Allspring Mid Cap Value Portfolio (Class A) (a)	5,673,550	63,713,970
Baillie Gifford International Stock Portfolio (Class A) (b)	36,667,064	383,904,156
BlackRock Bond Income Portfolio (Class A) (b)	3,589,328	331,151,359
BlackRock Capital Appreciation Portfolio (Class A) (b)	6,982,872	253,059,281
BlackRock High Yield Portfolio (Class A) (a)	8,450,442	62,279,758
Brighthouse Small Cap Value Portfolio (Class A) (a)	15,020,322	211,035,527
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	19,173,419	169,301,292
Brighthouse/Artisan International Portfolio (Class A) (a)	32,829,727	337,817,894
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	97,568	21,208,298
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	16,932,384	170,509,109
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	8,179,055	81,136,221
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	16,108,084	126,448,462
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	13,183,084	375,981,542
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	21,419,789	296,021,480
CBRE Global Real Estate Portfolio (Class A) (a)	20,140,702	212,283,000
Frontier Mid Cap Growth Portfolio (Class A) (b) (c)	1,686,810	42,355,797
Harris Oakmark International Portfolio (Class A) (a)	30,558,816	400,931,668
Invesco Comstock Portfolio (Class A) (a)	33,288,382	424,093,992
Invesco Global Equity Portfolio (Class A) (a)	5,325,631	127,495,600
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	23,192,255	190,176,492
Jennison Growth Portfolio (Class A) (b) (c)	26,450,847	379,040,643
JPMorgan Core Bond Portfolio (Class A) (a)	15,949,999	144,666,492
JPMorgan Small Cap Value Portfolio (Class A) (a)	11,201,825	126,468,607
Loomis Sayles Growth Portfolio (Class A) (a)	24,584,798	381,310,220
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	13,903,356	147,653,646
MFS Research International Portfolio (Class A) (a)	24,084,768	291,425,698

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	34,787,135	484,236,916
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	3,659,853	20,934,360
Neuberger Berman Genesis Portfolio (Class A) (b)	1,140,750	21,069,652
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	10,797,371	102,575,021
PIMCO Total Return Portfolio (Class A) (a)	27,183,066	269,656,011
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	12,931,748	126,343,174
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	16,179,836	334,922,596
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	16,127,510	424,959,879
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,458,787	42,403,066
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	7,427,391	147,805,077
TCW Core Fixed Income Portfolio (Class A) (a)	25,649,437	228,536,482
VanEck Global Natural Resources Portfolio (Class A) (b)	21,186,262	251,904,650
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	1,091,802	21,202,795
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	11,422,950	125,309,764

Total Mutual Funds (Cost $8,669,046,767)		8,415,572,957

Total Investments—100.0% (Cost $8,669,046,767)		8,415,572,957
Other assets and liabilities (net)—0.0%		(2,311,253)

Net Assets—100.0%		$8,413,261,704

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,415,572,957	$—	$—	$8,415,572,957
Total Investments	$8,415,572,957	$—	$—	$8,415,572,957

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Affiliated investments at value (a)	$8,415,572,957
Receivable for:
Affiliated investments sold	3,084,781
Fund shares sold	449,839

Total Assets	8,419,107,577
Liabilities
Payables for:
Fund shares redeemed	3,534,619
Accrued Expenses:
Management fees	382,154
Distribution and service fees	1,659,363
Deferred trustees’ fees	231,759
Other expenses	37,978

Total Liabilities	5,845,873

Net Assets	$8,413,261,704

Net Assets Consist of:
Paid in surplus	$8,458,969,648
Distributable earnings (Accumulated losses)	(45,707,944)

Net Assets	$8,413,261,704

Net Assets
Class A	$440,109,193
Class B	7,973,152,511
Capital Shares Outstanding*
Class A	41,268,150
Class B	753,030,457
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.66
Class B	10.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $8,669,046,767.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from affiliated investments	$137,902,870

Total investment income	137,902,870
Expenses
Management fees	4,461,813
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	19,364,397
Audit and tax services	35,076
Legal	46,604
Trustees’ fees and expenses	46,220
Miscellaneous	16,661

Total expenses	24,028,646

Net Investment Income	113,874,224

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(166,100,681)
Capital gain distributions from affiliated investments	335,479,639

Net realized gain (loss)	169,378,958

Net change in unrealized appreciation on affiliated investments	1,023,923,591

Net realized and unrealized gain (loss)	1,193,302,549

Net Increase (Decrease) in Net Assets From Operations	$1,307,176,773

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$113,874,224	$122,477,177
Net realized gain (loss)	169,378,958	1,075,265,324
Net change in unrealized appreciation (depreciation)	1,023,923,591	(3,101,268,321)

Increase (decrease) in net assets from operations	1,307,176,773	(1,903,525,820)

From Distributions to Shareholders
Class A	(63,726,018)	(50,275,861)
Class B	(1,136,911,895)	(943,317,777)

Total distributions	(1,200,637,913)	(993,593,638)

Increase (decrease) in net assets from capital share transactions	292,332,472	54,355,090

Total increase (decrease) in net assets	398,871,332	(2,842,764,368)

Net Assets
Beginning of period	8,014,390,372	10,857,154,740

End of period	$8,413,261,704	$8,014,390,372

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	870,173	$9,136,688	876,857	$10,286,189
Reinvestments	6,385,373	63,726,018	4,811,087	50,275,861
Redemptions	(4,701,173)	(48,895,424)	(2,553,348)	(29,925,719)

Net increase (decrease)	2,554,373	$23,967,282	3,134,596	$30,636,331

Class B
Sales	8,334,892	$86,368,913	4,989,874	$57,789,390
Reinvestments	114,608,054	1,136,911,895	90,703,632	943,317,777
Redemptions	(91,459,986)	(954,915,618)	(83,177,128)	(977,388,408)

Net increase (decrease)	31,482,960	$268,365,190	12,516,378	$23,718,759

Increase (decrease) derived from capital shares transactions		$292,332,472		$54,355,090

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.61	$14.67	$13.91	$13.48	$12.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.19	0.16	0.25	0.24
Net realized and unrealized gain (loss)	1.57	(2.81)	1.86	1.68	2.57

Total income (loss) from investment operations	1.74	(2.62)	2.02	1.93	2.81

Less Distributions
Distributions from net investment income	(0.37)	(0.26)	(0.28)	(0.27)	(0.28)
Distributions from net realized capital gains	(1.32)	(1.18)	(0.98)	(1.23)	(1.41)

Total distributions	(1.69)	(1.44)	(1.26)	(1.50)	(1.69)

Net Asset Value, End of Period	$10.66	$10.61	$14.67	$13.91	$13.48

Total Return (%) (b)	17.51	(17.71)	14.87	17.01	24.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (d)	1.64	1.62	1.08	2.01	1.82
Portfolio turnover rate (%)	8	14	10	12	13
Net assets, end of period (in millions)	$440.1	$410.6	$522.1	$484.8	$439.2

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.54	$14.58	$13.82	$13.41	$12.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.16	0.12	0.22	0.21
Net realized and unrealized gain (loss)	1.57	(2.80)	1.87	1.66	2.55

Total income (loss) from investment operations	1.71	(2.64)	1.99	1.88	2.76

Less Distributions
Distributions from net investment income	(0.34)	(0.22)	(0.25)	(0.24)	(0.24)
Distributions from net realized capital gains	(1.32)	(1.18)	(0.98)	(1.23)	(1.41)

Total distributions	(1.66)	(1.40)	(1.23)	(1.47)	(1.65)

Net Asset Value, End of Period	$10.59	$10.54	$14.58	$13.82	$13.41

Total Return (%) (b)	17.30	(17.97)	14.71	16.59	23.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (d)	1.38	1.37	0.83	1.76	1.58
Portfolio turnover rate (%)	8	14	10	12	13
Net assets, end of period (in millions)	$7,973.2	$7,603.8	$10,335.0	$10,204.2	$9,862.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Underlying Portfolios.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$614,942,033	$0	$1,073,876,074

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$4,461,813	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
AB International Bond Portfolio (Class A)	$60,878,089	$3,219,134	$(4,019,408)	$(1,327,995)	$3,493,490	$62,243,310
Allspring Mid Cap Value Portfolio (Class A)	82,786,743	8,986,402	(24,826,757)	(218,700)	(3,013,718)	63,713,970
Baillie Gifford International Stock Portfolio (Class A)	366,667,917	5,065,021	(47,993,775)	6,938,271	53,226,722	383,904,156
BlackRock Bond Income Portfolio (Class A)	319,902,101	10,656,083	(7,615,443)	(1,484,985)	9,693,603	331,151,359
BlackRock Capital Appreciation Portfolio (Class A)	219,189,246	5,998,536	(66,747,066)	(8,566,036)	103,184,601	253,059,281
BlackRock High Yield Portfolio (Class A)	40,377,760	21,294,525	(2,921,239)	(556,318)	4,085,030	62,279,758
Brighthouse Small Cap Value Portfolio (Class A)	203,265,084	24,153,282	(25,322,085)	(4,845,911)	13,785,157	211,035,527
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	162,565,082	4,838,893	(7,019,556)	(772,520)	9,689,393	169,301,292
Brighthouse/Artisan International Portfolio (Class A)	331,491,076	5,789,707	(39,460,920)	(879,856)	40,877,887	337,817,894
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	20,174,549	2,846,004	(2,527,441)	(46,638)	761,824	21,208,298
Brighthouse/Dimensional International Small Company Portfolio (Class A)	167,751,321	9,452,557	(18,959,635)	(9,899,783)	22,164,649	170,509,109
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	80,303,249	7,093,960	(10,101,755)	(817,940)	4,658,707	81,136,221
Brighthouse/Templeton International Bond Portfolio (Class A)	145,861,576	68,935	(24,106,484)	(11,494,723)	16,119,158	126,448,462
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	371,828,653	44,506,227	(22,752,253)	(1,498,799)	(16,102,286)	375,981,542
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	283,557,371	18,431,514	(54,206,610)	(3,926,611)	52,165,816	296,021,480
CBRE Global Real Estate Portfolio (Class A)	199,267,779	5,698,764	(12,326,185)	(2,999,811)	22,642,453	212,283,000
Frontier Mid Cap Growth Portfolio (Class A)	39,715,577	46,868	(4,383,206)	(2,184,846)	9,161,404	42,355,797
Harris Oakmark International Portfolio (Class A)	413,118,840	8,742,713	(88,271,090)	(15,658,773)	82,999,978	400,931,668
Invesco Comstock Portfolio (Class A)	412,052,170	81,256,071	(37,106,134)	(6,745,599)	(25,362,516)	424,093,992
Invesco Global Equity Portfolio (Class A)	118,411,002	7,717,017	(28,522,874)	3,334,776	26,555,679	127,495,600
Invesco Small Cap Growth Portfolio (Class A)	177,469,077	195,743	(9,175,585)	(5,215,498)	26,902,755	190,176,492
Jennison Growth Portfolio (Class A)	323,594,745	10,154,311	(113,406,792)	(30,001,739)	188,700,118	379,040,643
JPMorgan Core Bond Portfolio (Class A)	139,562,871	5,087,291	(3,794,202)	(635,672)	4,446,204	144,666,492
JPMorgan Small Cap Value Portfolio (Class A)	119,952,862	15,710,292	(13,231,722)	(6,184,295)	10,221,470	126,468,607
Loomis Sayles Growth Portfolio (Class A)	353,599,546	22,381,670	(132,737,632)	(252,468)	138,319,104	381,310,220
Loomis Sayles Small Cap Growth Portfolio (Class A)	142,176,620	198,273	(11,350,816)	(3,473,756)	20,103,325	147,653,646
MFS Research International Portfolio (Class A)	270,045,144	20,135,421	(23,192,488)	5,316,873	19,120,748	291,425,698
MFS Value Portfolio (Class A)	474,463,843	64,657,675	(27,157,991)	(11,453,654)	(16,272,957)	484,236,916

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
Morgan Stanley Discovery Portfolio (Class A)	$15,858,278	$3,165,353	$(5,090,953)	$(19,583,392)	$26,585,074	$20,934,360
Neuberger Berman Genesis Portfolio (Class A)	19,977,964	1,835,566	(1,942,968)	109,491	1,089,599	21,069,652
PIMCO Inflation Protected Bond Portfolio (Class A)	119,448,646	4,272,267	(22,894,201)	(1,309,087)	3,057,396	102,575,021
PIMCO Total Return Portfolio (Class A)	240,892,804	27,611,152	(6,275,823)	(1,623,298)	9,051,176	269,656,011
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	120,566,907	5,009,953	(10,045,751)	(663,120)	11,475,185	126,343,174
T. Rowe Price Large Cap Growth Portfolio (Class A)	287,332,637	10,354,770	(89,187,601)	(13,381,171)	139,803,961	334,922,596
T. Rowe Price Large Cap Value Portfolio (Class A)	410,991,461	68,297,506	(24,814,214)	(8,257,994)	(21,256,880)	424,959,879
T. Rowe Price Mid Cap Growth Portfolio (Class A)	40,639,923	2,082,669	(5,962,596)	(1,496,766)	7,139,836	42,403,066
T. Rowe Price Small Cap Growth Portfolio (Class A)	141,644,615	3,583,813	(22,706,880)	(3,994,742)	29,278,271	147,805,077
TCW Core Fixed Income Portfolio (Class A)	220,378,476	8,067,664	(5,887,144)	(818,555)	6,796,041	228,536,482
VanEck Global Natural Resources Portfolio (Class A)	238,546,020	36,062,025	(9,286,970)	2,114,276	(15,530,701)	251,904,650
Victory Sycamore Mid Cap Value Portfolio (Class A)	—	22,127,976	(525,234)	(41,684)	(358,263)	21,202,795
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	120,376,464	8,088,430	(6,018,595)	(1,601,633)	4,465,098	125,309,764

	$8,016,684,088	$614,942,033	$(1,073,876,074)	$(166,100,681)	$1,023,923,591	$8,415,572,957

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
AB International Bond Portfolio (Class A)	$—	$3,180,577	7,799,914
Allspring Mid Cap Value Portfolio (Class A)	8,200,110	776,488	5,673,550
Baillie Gifford International Stock Portfolio (Class A)	—	4,770,898	36,667,064
BlackRock Bond Income Portfolio (Class A)	—	10,117,157	3,589,328
BlackRock Capital Appreciation Portfolio (Class A)	4,979,376	107,707	6,982,872
BlackRock High Yield Portfolio (Class A)	—	3,189,463	8,450,442
Brighthouse Small Cap Value Portfolio (Class A)	17,027,760	2,560,015	15,020,322
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	2,066,638	19,173,419
Brighthouse/Artisan International Portfolio (Class A)	—	5,776,189	32,829,727
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	2,669,001	175,952	97,568
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5,241,717	4,206,519	16,932,384
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,752,264	8,179,055
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	16,108,084
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	39,129,415	5,300,302	13,183,084
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	15,990,788	2,439,273	21,419,789
CBRE Global Real Estate Portfolio (Class A)	—	5,523,519	20,140,702
Frontier Mid Cap Growth Portfolio (Class A)	—	—	1,686,810
Harris Oakmark International Portfolio (Class A)	—	8,324,216	30,558,816
Invesco Comstock Portfolio (Class A)	72,100,844	9,127,416	33,288,382
Invesco Global Equity Portfolio (Class A)	7,246,708	468,440	5,325,631
Invesco Small Cap Growth Portfolio (Class A)	—	—	23,192,255
Jennison Growth Portfolio (Class A)	—	—	26,450,847
JPMorgan Core Bond Portfolio (Class A)	—	4,363,984	15,949,999
JPMorgan Small Cap Value Portfolio (Class A)	10,306,139	1,666,849	11,201,825
Loomis Sayles Growth Portfolio (Class A)	22,372,237	—	24,584,798
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	13,903,356
MFS Research International Portfolio (Class A)	5,170,510	4,633,314	24,084,768
MFS Value Portfolio (Class A)	55,777,681	8,826,984	34,787,135
Morgan Stanley Discovery Portfolio (Class A)	—	—	3,659,853
Neuberger Berman Genesis Portfolio (Class A)	1,801,044	26,518	1,140,750
PIMCO Inflation Protected Bond Portfolio (Class A)	—	2,427,235	10,797,371
PIMCO Total Return Portfolio (Class A)	—	7,903,375	27,183,066
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	4,153,916	12,931,748
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	16,179,836
T. Rowe Price Large Cap Value Portfolio (Class A)	59,684,351	8,562,791	16,127,510
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,074,905	—	4,458,787
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,492,656	79,923	7,427,391
TCW Core Fixed Income Portfolio (Class A)	—	6,860,861	25,649,437
VanEck Global Natural Resources Portfolio (Class A)	—	7,129,241	21,186,262
Victory Sycamore Mid Cap Value Portfolio (Class A)	2,214,397	331,573	1,091,802
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	8,073,273	11,422,950

	$335,479,639	$137,902,870

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$8,744,900,870

Gross unrealized appreciation	253,560,448
Gross unrealized (depreciation)	(582,888,361)

Net unrealized appreciation (depreciation)	$(329,327,913)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$248,138,575	$159,297,210	$952,499,338	$834,296,428	$1,200,637,913	$993,593,638

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$116,297,212	$167,554,517	$(329,327,913)	$—	$(45,476,184)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Asset Allocation Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse Asset Allocation 80 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 80 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-14

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-15

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)

Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTII-17

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a

BHFTII-18

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

Brighthouse Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed the Brighthouse AA 80 Narrow Index for the one-, three-, and five-year periods ended October 31, 2023. The Board also took into account that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 18.53%, 18.24%, and 18.35%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 12.71%.

MARKET ENVIRONMENT / CONDITIONS

United States (“U.S.”) stocks closed out 2023 strongly with a huge rally in the final two months of the year sparked by a big drop in long-term U.S. Treasury yields. The Russell Midcap Value Index (the “Index”) surged 20% from its October lows to finish at its high of the year. The Index’s fourth quarter gain of 12.11% constituted the bulk of its 2023 calendar year return of 12.71%. The rally kicked off in late October just days after high profile investors Bill Ackman and Bill Gross acknowledged they had covered their U.S. Treasuries shorts and also coinciding with the U.S. Treasury department’s shift in issuance from long-dated bonds in favor of shorter term debt. At that time, the market was pricing what may prove to be a cycle-peak cost of capital and was also grappling with fears an aggressive Federal Reserve (the “Fed”) would tip the economy into recession. As inflation continued easing and economic growth remained resilient, investors sensed rates had likely peaked and the threat of a significant recession had faded. The revival of animal spirits was also supported by improved corporate fundamentals as earnings growth turned positive after a few quarters of modest weakness. Yields continued to decline into year-end as inflation neared more comfortable levels, leading to increased bets of a dovish pivot by the Fed in the first half of 2024.

Up until the final two months of the year, the story of 2023 for U.S. equities was extremely narrow leadership. Through three quarters, nearly all the Standard & Poor’s 500 year-to-date gains were generated by the “Magnificent Seven”, as the largest seven U.S. stocks were dubbed. Narrow breadth was also evident in dispersion of returns by market cap, sector and style as large-cap, cyclicals and growth stocks were big winners by wide margins in comparison to small caps, defensive sectors and value stocks. Market breadth meaningfully improved in the fourth quarter as many left-behind stocks benefited from soft landing/no landing hopes and substantial easing in financial conditions as the 10-Year Treasury yield declined more than 100bps to fall below 4%. Full-year returns were led by large-caps over mid and small caps, and growth stocks led value stocks. The top-performing sectors in the Index in 2023 were Industrials, Consumer Discretionary and Information Technology (“IT”). Defensive sectors trailed, with Consumer Staples, Utilities and Health Care sectors generating negative returns.

PORTFOLIO REVIEW / PERIOD ENDING POSITIONING

During the reporting period, the Portfolio outperformed the Index, driven by positive stock selection. Financials, Consumer Discretionary and IT holdings were key sources of relative strength. Key contributors in these sectors were banks First Citizens BancShares and Fifth Third Bancorp, investment bank Moelis & Co., mobility infrastructure technology company Vontier, and travel and leisure companies Expedia Group and Marriott International. On the downside, the Portfolio’s Industrials, Consumer Staples and Communication Services underperformed. The biggest individual detractors were Cable One, a small cable company operating in rural U.S. markets; Liberty SiriusXM, tracking stocks for Liberty Media’s stakes in Sirius XM Holdings and Live Nation Entertainment; Dollar General, a discount retail chain in the U.S.; Northern Trust, a provider of asset servicing and investment management; and Baxter International, a medical technology company.

During the reporting period, the largest sector weighting changes were increases to Health Care and Real Estate and decreases to Communication Services and Real Estate. At period end, the Portfolio maintained above-benchmark weightings in the Communications Services, Consumer Discretionary and Health Care sectors. Conversely, the largest sector underweights were Industrials, Materials and Utilities.

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	18.53	11.56	6.75
Class B	18.24	11.28	6.48
Class E	18.35	11.39	6.59
Russell Midcap Value Index	12.71	11.16	8.26

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
First Citizens BancShares, Inc. - Class A	4.4
Analog Devices, Inc.	3.9
U-Haul Holding Co. (Non-Voting Shares)	3.4
Vontier Corp.	3.1
Marriott International, Inc. - Class A	3.1
Globe Life, Inc.	3.0
Expedia Group, Inc.	3.0
Lamar Advertising Co. - Class A	2.6
NOV, Inc.	2.6
Fifth Third Bancorp	2.5

Top Sectors

% of Net Assets
Financials	22.0
Consumer Discretionary	12.4
Industrials	11.5
Communication Services	11.3
Health Care	11.0
Information Technology	9.9
Real Estate	7.6
Consumer Staples	6.5
Energy	2.6
Utilities	2.1

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.77%	$1,000.00	$1,081.00	$4.04
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$1,079.70	$5.35
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

Class E (a)	Actual	0.92%	$1,000.00	$1,080.20	$4.82
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
CAE, Inc. (a)	606,618	$13,096,883

Air Freight & Logistics—2.0%
Expeditors International of Washington, Inc.	125,650	15,982,680

Automobile Components—3.1%
BorgWarner, Inc.	236,916	8,493,439
Gentex Corp. (b)	494,888	16,163,042

		24,656,481

Banks—11.2%
Fifth Third Bancorp	571,909	19,725,142
First Citizens BancShares, Inc. - Class A	24,490	34,750,575
M&T Bank Corp. (b)	132,229	18,125,951
WaFd, Inc.	466,954	15,390,804

		87,992,472

Capital Markets—2.2%
Moelis & Co. - Class A (b)	302,515	16,980,167

Consumer Staples Distribution & Retail—4.6%
Dollar General Corp.	71,072	9,662,238
Kroger Co.	310,241	14,181,116
Sysco Corp.	164,830	12,054,018

		35,897,372

Electric Utilities—2.1%
OGE Energy Corp. (b)	478,692	16,720,712

Electrical Equipment—2.2%
nVent Electric PLC	294,984	17,430,604

Electronic Equipment, Instruments & Components—3.1%
Vontier Corp.	713,660	24,656,953

Energy Equipment & Services—2.6%
NOV, Inc.	997,986	20,239,156

Entertainment—3.3%
Electronic Arts, Inc.	101,920	13,943,675
Warner Bros. Discovery, Inc. (a) (b)	1,066,847	12,140,719

		26,084,394

Financial Services—2.1%
Corebridge Financial, Inc. (b)	755,712	16,368,722

Food Products—2.0%
Tyson Foods, Inc. - Class A (b)	288,257	15,493,814

Ground Transportation—3.8%
U-Haul Holding Co. (a) (b)	43,469	3,121,074
U-Haul Holding Co. (Non-Voting Shares)	380,075	26,772,483

		29,893,557

Health Care Equipment & Supplies—4.6%
Baxter International, Inc.	458,880	17,740,301
Dentsply Sirona, Inc. (b)	527,744	18,782,409

		36,522,710

Health Care Providers & Services—2.3%
Centene Corp. (a)	244,501	18,144,419

Hotels, Restaurants & Leisure—7.7%
Expedia Group, Inc. (a)	155,037	23,533,066
Marriott International, Inc. - Class A	108,502	24,468,286
Vail Resorts, Inc. (b)	59,244	12,646,817

		60,648,169

Insurance—6.6%
Arch Capital Group Ltd. (a)	239,688	17,801,628
Globe Life, Inc.	195,123	23,750,371
Progressive Corp.	65,622	10,452,272

		52,004,271

Interactive Media & Services—1.7%
IAC, Inc. (a)	262,196	13,733,826

Life Sciences Tools & Services—4.0%
Bio-Rad Laboratories, Inc. - Class A (a)	42,009	13,564,286
Waters Corp. (a) (b)	55,142	18,154,401

		31,718,687

Machinery—1.8%
Otis Worldwide Corp. (b)	155,000	13,867,850

Media—6.3%
Cable One, Inc. (b)	29,034	16,160,034
News Corp. - Class A (b)	800,296	19,647,267
Omnicom Group, Inc.	158,728	13,731,559

		49,538,860

Real Estate Management & Development —1.4%
Jones Lang LaSalle, Inc. (a) (b)	56,145	10,604,106

Retail REITs—1.9%
NNN REIT, Inc.	355,297	15,313,301

Semiconductors & Semiconductor Equipment—3.9%
Analog Devices, Inc.	154,921	30,761,114

Software—1.7%
Check Point Software Technologies Ltd. (a) (b)	85,954	13,132,912

Specialized REITs—4.3%
Lamar Advertising Co. - Class A (b)	192,972	20,509,064
Public Storage	43,055	13,131,775

		33,640,839

Specialty Retail—1.5%
AutoNation, Inc. (a) (b)	79,986	12,012,297

Technology Hardware, Storage & Peripherals—1.2%
NetApp, Inc.	111,199	9,803,304

Total Common Stocks (Cost $535,999,210)		762,940,632

Escrow Shares—0.0%

Wireless Telecommunication Services—0.0%
GCI Liberty, Inc. (a) (c) (d) (Cost $0)	108,185	0

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Short-Term Investment—3.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $25,034,517; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $25,528,158.	25,027,565	$25,027,565

Total Short-Term Investments (Cost $25,027,565)		25,027,565

Securities Lending Reinvestments (e)—10.5%

Certificates of Deposit—0.4%
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (f)	1,000,000	1,000,453
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (f)	1,000,000	1,000,620
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (f)	1,000,000	1,000,595

		3,001,668

Commercial Paper—0.2%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (f)	1,000,000	1,000,224

		1,983,562

Repurchase Agreements—5.7%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $6,303,815; collateralized by various Common Stock with an aggregate market value of $7,016,914.	6,300,000	6,300,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,300,770; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24-05/15/48, and an aggregate market value of $1,326,727.	1,300,000	1,300,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $1,500,908; collateralized by various Common Stock with an aggregate market value of $1,672,218.	1,500,000	1,500,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $10,006,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24- 11/20/73, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $4,021,856; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $4,080,004.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $6,796,651; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.352%, maturity dates ranging from 01/15/24 - 11/15/53, and an aggregate market value of $6,928,490.	6,792,636	6,792,636
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $8,008,478; collateralized by various Common Stock with an aggregate market value of $8,927,914.	8,000,000	8,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $1,300,802; collateralized by various Common Stock with an aggregate market value of $1,450,818.	1,300,000	1,300,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $1,005,435; collateralized by various Common Stock with an aggregate market value of $1,111,284.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,200,711; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $1,226,718.	1,200,000	1,200,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,000,592; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $193,084; collateralized by various Common Stock with an aggregate market value of $212,816.	192,967	192,967

		44,585,603

Time Deposits—0.6%
DZ Bank AG (NY) 5.300%, 01/02/24	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	3,000,000	3,000,000

		5,000,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—3.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (g)	5,000,000	$5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (g)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (g)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.200% (g)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (g)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (g)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (g)	2,000,000	2,000,000

		28,000,000

Total Securities Lending Reinvestments (Cost $82,568,840)		82,570,833

Total Investments—110.6% (Cost $643,595,615)		870,539,030
Other assets and liabilities (net)—(10.6)%		(83,274,540)

Net Assets—100.0%		$787,264,490

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $87,026,196 and the collateral received consisted of cash in the amount of $82,556,934 and non-cash collateral with a value of $7,168,442. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)— Effective Federal Funds Rate

(SOFR)— Secured Overnight Financing Rate

Other Abbreviations

(REIT)— Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$762,940,632	$—	$—	$762,940,632
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	25,027,565	—	25,027,565
Securities Lending Reinvestments
Certificates of Deposit	—	3,001,668	—	3,001,668
Commercial Paper	—	1,983,562	—	1,983,562
Repurchase Agreements	—	44,585,603	—	44,585,603
Time Deposits	—	5,000,000	—	5,000,000
Mutual Funds	28,000,000	—	—	28,000,000
Total Securities Lending Reinvestments	28,000,000	54,570,833	—	82,570,833
Total Investments	$790,940,632	$79,598,398	$0	$870,539,030

Collateral for Securities Loaned (Liability)	$—	$(82,556,934)	$—	$(82,556,934)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities
December 31, 2023
Assets
Investments at value (a) (b)	$870,539,030
Receivable for:
Fund shares sold	85,568
Dividends and interest	864,419
Prepaid expenses	2,705

Total Assets	871,491,722

Liabilities
Due to custodian	217,803
Collateral for securities loaned	82,556,934
Payables for:
Fund shares redeemed	639,621
Accrued Expenses:
Management fees	474,629
Distribution and service fees	62,852
Deferred trustees’ fees	169,240
Other expenses	106,153

Total Liabilities	84,227,232

Net Assets	$787,264,490

Net Assets Consist of:
Paid in surplus	$484,222,324
Distributable earnings (Accumulated losses)	303,042,166

Net Assets	$787,264,490

Net Assets
Class A	$465,658,645
Class B	270,655,348
Class E	50,950,497
Capital Shares Outstanding*
Class A	2,142,182
Class B	1,322,611
Class E	241,582
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$217.38
Class B	204.64
Class E	210.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $643,595,615.
(b)	Includes securities loaned at value of $87,026,196.

Statement of Operations
Year Ended December 31, 2023
Investment Income
Dividends	$15,139,207
Interest	311,206
Securities lending income	157,467

Total investment income	15,607,880

Expenses
Management fees	6,259,971
Administration fees	43,472
Custodian and accounting fees	48,566
Distribution and service fees—Class B	655,111
Distribution and service fees—Class E	74,396
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	64,197
Insurance	7,080
Miscellaneous	16,790

Total expenses	7,311,433
Less management fee waiver	(739,752)

Net expenses	6,571,681

Net Investment Income	9,036,199

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	68,910,923
Net change in unrealized appreciation on investments	52,226,660

Net realized and unrealized gain (loss)	121,137,583

Net Increase (Decrease) in Net Assets From Operations	$130,173,782

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,036,199	$6,876,244
Net realized gain (loss)	68,910,923	99,659,665
Net change in unrealized appreciation (depreciation)	52,226,660	(225,784,953)

Increase (decrease) in net assets from operations	130,173,782	(119,249,044)

From Distributions to Shareholders
Class A	(62,025,079)	(77,121,043)
Class B	(37,339,491)	(45,576,841)
Class E	(6,880,844)	(8,681,396)

Total distributions	(106,245,414)	(131,379,280)

Increase (decrease) in net assets from capital share transactions	7,615,109	10,876,023

Total increase (decrease) in net assets	31,543,477	(239,752,301)

Net Assets
Beginning of period	755,721,013	995,473,314

End of period	$787,264,490	$755,721,013

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	27,853	$5,759,736	25,791	$6,409,072
Reinvestments	314,784	62,025,079	370,098	77,121,043
Redemptions	(311,887)	(65,909,261)	(312,371)	(77,879,258)

Net increase (decrease)	30,750	$1,875,554	83,518	$5,650,857

Class B
Sales	28,325	$5,709,537	40,367	$9,529,397
Reinvestments	201,020	37,339,491	230,163	45,576,841
Redemptions	(186,662)	(37,034,794)	(214,871)	(50,620,534)

Net increase (decrease)	42,683	$6,014,234	55,659	$4,485,704

Class E
Sales	2,019	$416,738	1,437	$331,304
Reinvestments	35,963	6,880,844	42,738	8,681,396
Redemptions	(37,066)	(7,572,261)	(34,537)	(8,273,238)

Net increase (decrease)	916	$(274,679)	9,638	$739,462

Increase (decrease) derived from capital shares transactions		$7,615,109		$10,876,023

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$212.25	$290.67	$236.08	$229.44	$211.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.69	2.19	2.42	2.44	2.34
Net realized and unrealized gain (loss)	33.45	(39.64)	60.63	10.26	45.48

Total income (loss) from investment operations	36.14	(37.45)	63.05	12.70	47.82

Less Distributions
Distributions from net investment income	(1.92)	(2.54)	(2.58)	(1.90)	(1.85)
Distributions from net realized capital gains	(29.09)	(38.43)	(5.88)	(4.16)	(28.39)

Total distributions	(31.01)	(40.97)	(8.46)	(6.06)	(30.24)

Net Asset Value, End of Period	$217.38	$212.25	$290.67	$236.08	$229.44

Total Return (%)(b)	18.53	(12.62)	26.91	6.25	23.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.85	0.87	0.86
Net ratio of expenses to average net assets (%) (c)	0.77	0.76	0.77	0.78	0.81
Ratio of net investment income (loss) to average net assets (%)	1.28	0.91	0.88	1.25	1.03
Portfolio turnover rate (%)	21	20	12	44	15
Net assets, end of period (in millions)	$465.7	$448.2	$589.4	$564.1	$546.9

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$201.42	$278.02	$226.22	$220.07	$204.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.05	1.51	1.65	1.88	1.70
Net realized and unrealized gain (loss)	31.59	(37.89)	58.07	9.79	43.77

Total income (loss) from investment operations	33.64	(36.38)	59.72	11.67	45.47

Less Distributions
Distributions from net investment income	(1.33)	(1.79)	(2.04)	(1.36)	(1.19)
Distributions from net realized capital gains	(29.09)	(38.43)	(5.88)	(4.16)	(28.39)

Total distributions	(30.42)	(40.22)	(7.92)	(5.52)	(29.58)

Net Asset Value, End of Period	$204.64	$201.42	$278.02	$226.22	$220.07

Total Return (%) (b)	18.24	(12.84)	26.59	5.98	23.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.10	1.10	1.12	1.11
Net ratio of expenses to average net assets (%) (c)	1.02	1.01	1.02	1.03	1.06
Ratio of net investment income (loss) to average net assets (%)	1.03	0.66	0.63	1.00	0.78
Portfolio turnover rate (%)	21	20	12	44	15
Net assets, end of period (in millions)	$270.7	$257.8	$340.4	$318.9	$323.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$206.73	$284.18	$231.04	$224.61	$207.89

Income (Loss) from Investment Operations
Net investment income (loss)(a)	2.31	1.79	1.95	2.12	1.95
Net realized and unrealized gain (loss)	32.50	(38.74)	59.32	10.02	44.61

Total income (loss) from investment operations	34.81	(36.95)	61.27	12.14	46.56

Less Distributions
Distributions from net investment income	(1.55)	(2.07)	(2.25)	(1.55)	(1.45)
Distributions from net realized capital gains	(29.09)	(38.43)	(5.88)	(4.16)	(28.39)

Total distributions	(30.64)	(40.50)	(8.13)	(5.71)	(29.84)

Net Asset Value, End of Period	$210.90	$206.73	$284.18	$231.04	$224.61

Total Return (%)(b)	18.35	(12.75)	26.71	6.09	23.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	1.00	1.02	1.01
Net ratio of expenses to average net assets (%)(c)	0.92	0.91	0.92	0.93	0.96
Ratio of net investment income (loss) to average net assets (%)	1.13	0.76	0.73	1.10	0.88
Portfolio turnover rate (%)	21	20	12	44	15
Net assets, end of period (in millions)	$51.0	$49.8	$65.7	$64.3	$65.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $217,803 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $25,027,565. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,585,603. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$154,790,828	$0	$246,629,262

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,259,971	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.090%	First $500 million
0.110%	$500 million to $1 billion
0.130%	Over of $1 billion

An identical agreement was in place for the period from April 29, 2022 through April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$644,174,995

Gross unrealized appreciation	252,374,536
Gross unrealized (depreciation)	(26,010,501)

Net unrealized appreciation (depreciation)	$226,364,035

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$5,815,567	$14,116,238	$100,429,847	$117,263,042	$106,245,414	$131,379,280

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$8,739,135	$68,108,234	$226,364,037	$—	$303,211,406

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Artisan Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed By Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 13.70% and 13.52%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index¹, returned 12.62%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the one-year period ended December 31, 2023, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-USA Investable Market Index (net dividends) returned +17.2%, as compared to +26.0% for the Russell 3000 Index and +11.7% for the MSCI Emerging Markets Investable Market Index (net dividends).

During the year, some of the major developed ex-U.S. market currencies, such as the Swiss franc, appreciated relative to the U.S. dollar, while others, such as the Japanese yen, depreciated. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of the developed ex-U.S. market.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index, net dividends) underperformed large caps (MSCI World ex-U.S. Index, net dividends) by 5.3%. Midcaps (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-U.S. Index universe, outperformed small caps by 3.9% and underperformed large caps by 1.4%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) outperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 1.0%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) outperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 4.1%.

Along the profitability dimension, stocks with higher profitability underperformed stocks with lower profitability within both large and small caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the reporting period. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative prices contributed positively to relative performance, as these stocks underperformed over the period. The Portfolio’s exclusion of real estate investment trusts also contributed positively to relative performance, as these stocks underperformed. Conversely, differences in small cap definitions by country resulted in a lower weight to Sweden and detracted from relative performance, as these stocks outperformed.

The Portfolio held more than 3,600 securities as of December 31, 2023, and was diversified across countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class.

Jed Fogdall

Arun Keswani

Joel Schneider

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	13.70	7.58	4.67
Class B	13.52	7.32	4.42
MSCI World ex-U.S. Small Cap Index	12.62	7.05	4.63

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
BE Semiconductor Industries NV	0.4
Banco BPM SpA	0.4
Leonardo SpA	0.3
Banco de Sabadell SA	0.3
PSP Swiss Property AG	0.3
Swiss Prime Site AG	0.3
Georg Fischer AG	0.3
Helvetia Holding AG	0.3
Belimo Holding AG	0.3
Temenos AG	0.3

Top Countries

% of Net Assets
Japan	24.4
United Kingdom	12.1
Canada	10.9
Switzerland	8.0
Australia	6.6
Germany	6.4
France	4.8
Italy	4.3
Sweden	2.5
Denmark	2.5

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.81%	$1,000.00	$1,067.90	$4.22
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B (a)	Actual	1.06%	$1,000.00	$1,066.20	$5.52
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Australia—6.6%
A2B Australia Ltd.	55,813	$80,935
Accent Group Ltd.	97,699	128,809
Adairs Ltd.	41,549	51,062
Adbri Ltd. (a)	108,171	220,911
Ainsworth Game Technology Ltd. (a)	51,616	46,058
Alkane Resources Ltd. (a)	122,642	54,846
Alliance Aviation Services Ltd. (a)	6,026	13,218
Altium Ltd.	5,983	190,345
Alumina Ltd. (a)	273,675	167,622
AMA Group Ltd. (a)	332,422	15,838
AMP Ltd.	476,602	300,839
Ansell Ltd.	22,008	376,672
Appen Ltd. (a)	21,547	9,215
Arafura Rare Earths Ltd. (a)	376,915	42,248
ARB Corp. Ltd.	22,263	543,288
Argosy Minerals Ltd. (a)	61,527	5,637
ARN Media Ltd.	82,651	56,230
Articore Group Ltd. (a)	43,202	20,306
AUB Group Ltd.	26,288	496,077
Audinate Group Ltd. (a)	12,334	135,762
Aurelia Metals Ltd. (a)	407,982	30,520
Aussie Broadband Ltd. (a)	37,649	99,771
Austal Ltd.	105,389	145,659
Australian Agricultural Co. Ltd. (a)	78,371	74,495
Australian Clinical Labs Ltd.	26,737	52,590
Australian Ethical Investment Ltd.	7,596	27,954
Australian Finance Group Ltd.	54,872	58,311
Australian Strategic Materials Ltd. (a)	36,700	31,720
Auswide Bank Ltd.	11,499	40,254
AVJennings Ltd.	14,202	3,014
AVZ Minerals Ltd. (a) (b) (c)	403,512	42,308
Baby Bunting Group Ltd.	24,951	33,943
Bank of Queensland Ltd.	121,805	503,669
Bapcor Ltd.	85,877	322,716
Beach Energy Ltd.	317,481	345,760
Bega Cheese Ltd.	82,207	197,964
Bellevue Gold Ltd. (a)	246,272	282,535
Black Rock Mining Ltd. (a)	70,006	3,995
Boral Ltd. (a)	77,809	285,235
Boss Energy Ltd. (a)	62,940	172,297
Bravura Solutions Ltd. (a)	144,124	83,753
Breville Group Ltd.	25,536	472,511
Brickworks Ltd.	12,229	232,583
Bubs Australia Ltd. (a)	46,469	4,104
BWX Ltd. (a) (b) (c)	32,748	1,674
Calidus Resources Ltd. (a)	42,447	6,224
Capitol Health Ltd.	260,324	41,528
Capral Ltd.	5,292	34,465
Capricorn Metals Ltd. (a)	63,797	205,385
Carnarvon Energy Ltd. (a)	136,527	21,318
Cash Converters International Ltd.	152,939	22,406
Catapult Group International Ltd. (a)	33,605	31,564
Cedar Woods Properties Ltd.	19,138	65,009
Centrebet International Ltd. (a)	9,600	0
Cettire Ltd. (a)	5,836	11,494
Challenger Ltd.	61,694	272,351
Champion Iron Ltd.	70,983	403,997

Australia—(Continued)
City Chic Collective Ltd. (a)	43,372	15,808
Clinuvel Pharmaceuticals Ltd.	9,453	102,844
Clover Corp. Ltd.	39,945	22,477
Coast Entertainment Holdings Ltd. (a)	113,950	35,602
Codan Ltd.	31,190	181,463
Collins Foods Ltd.	30,579	246,041
Cooper Energy Ltd. (a)	753,059	66,723
Core Lithium Ltd. (a)	66,314	11,272
Corporate Travel Management Ltd.	28,366	376,713
Costa Group Holdings Ltd.	130,158	276,912
Credit Corp. Group Ltd.	20,160	221,611
CSR Ltd.	156,422	701,929
Data#3 Ltd.	49,016	281,286
De Grey Mining Ltd. (a)	318,679	273,775
Deep Yellow Ltd. (a)	17,263	12,766
Deterra Royalties Ltd.	29,128	104,348
Dicker Data Ltd.	13,151	107,053
Domain Holdings Australia Ltd.	72,641	170,365
Domino’s Pizza Enterprises Ltd.	10,721	429,026
Downer EDI Ltd.	150,888	450,618
Eagers Automotive Ltd.	35,943	353,466
Earlypay Ltd. (a)	54,160	9,597
Elanor Investor Group	5,934	5,484
Elders Ltd.	46,965	240,632
Elixir Energy Ltd. (a)	29,923	1,689
Emeco Holdings Ltd.	105,907	48,350
Emerald Resources NL (a)	48,199	99,506
EML Payments Ltd. (a)	62,760	33,654
Energy Transition Minerals Ltd. (a)	349,524	9,276
Energy World Corp. Ltd. (a)	472,609	8,657
EQT Holdings Ltd.	5,157	89,429
Euroz Hartleys Group Ltd.	24,476	14,673
EVT Ltd.	28,526	237,028
Fiducian Group Ltd.	3,121	13,160
Finbar Group Ltd. (a)	6,909	3,389
Firefinch Ltd. (a) (b) (c)	39,761	1,016
FleetPartners Group Ltd. (a)	82,973	171,845
Fleetwood Ltd.	35,042	42,945
Flight Centre Travel Group Ltd.	32,473	449,107
Frontier Digital Ventures Ltd. (a)	10,683	4,003
G8 Education Ltd.	241,144	193,672
Galan Lithium Ltd. (a)	30,176	14,081
Gold Road Resources Ltd.	245,281	329,718
GR Engineering Services Ltd.	5,075	7,671
GrainCorp Ltd. - Class A	58,664	290,947
Grange Resources Ltd.	120,000	37,878
GUD Holdings Ltd.	43,884	357,780
GWA Group Ltd.	64,632	98,553
Hansen Technologies Ltd.	51,497	178,559
Harvey Norman Holdings Ltd.	65,742	187,824
Hastings Technology Metals Ltd. (a)	7,646	3,830
Healius Ltd. (a)	195,166	217,615
Helia Group Ltd.	88,585	262,113
HUB24 Ltd.	19,005	464,812
Humm Group Ltd.	115,759	38,994
IDM International Ltd. (a) (b) (c)	1,969	0
Iluka Resources Ltd.	32,765	146,896

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Imdex Ltd.	138,217	$177,104
Immutep Ltd. (ADR) (a)	8,886	21,326
Infomedia Ltd.	109,692	107,555
Inghams Group Ltd.	86,621	233,394
Insignia Financial Ltd.	184,126	292,242
Integral Diagnostics Ltd.	46,301	60,258
Integrated Research Ltd. (a)	28,972	7,100
ioneer Ltd. (a)	304,527	31,002
IPH Ltd.	62,534	272,489
IRESS Ltd.	52,976	293,122
IVE Group Ltd.	19,754	26,918
JB Hi-Fi Ltd.	5,852	211,089
Johns Lyng Group Ltd.	45,109	187,442
Jumbo Interactive Ltd.	12,118	114,753
Jupiter Mines Ltd.	439,415	49,279
Karoon Energy Ltd. (a)	216,834	299,472
Kelsian Group Ltd.	24,039	114,310
Kogan.com Ltd. (a)	16,956	60,328
Lendlease Corp. Ltd.	2,657	13,472
Leo Lithium Ltd. (a) (b) (c)	28,400	7,335
Lifestyle Communities Ltd.	20,891	258,340
Link Administration Holdings Ltd.	158,207	234,075
Lovisa Holdings Ltd.	13,735	227,816
Lycopodium Ltd.	6,179	49,279
MA Financial Group Ltd.	14,408	54,127
Macmahon Holdings Ltd.	380,170	47,935
Macquarie Technology Group Ltd. (a)	972	45,333
Mader Group Ltd.	3,508	16,314
Magellan Financial Group Ltd.	22,860	144,263
Mayne Pharma Group Ltd.	22,607	94,511
McMillan Shakespeare Ltd.	22,386	243,168
McPherson’s Ltd.	39,600	16,348
Megaport Ltd. (a)	15,193	94,715
Mesoblast Ltd. (a)	66,849	14,057
Metals X Ltd. (a)	147,577	29,132
Metcash Ltd.	152,970	363,370
MMA Offshore Ltd. (a)	78,350	99,525
Monadelphous Group Ltd.	32,335	326,168
Monash IVF Group Ltd.	52,109	46,182
Morning Star Gold NL (a) (b) (c)	33,455	0
Mount Gibson Iron Ltd. (a)	158,334	59,296
Myer Holdings Ltd.	234,884	95,625
MyState Ltd.	25,651	54,859
Nanosonics Ltd. (a)	62,508	186,575
Navigator Global Investments Ltd.	52,466	45,268
Netwealth Group Ltd.	28,212	294,919
New Hope Corp. Ltd.	120,389	423,271
Newcrest Mining Ltd. (a)	6,654	110,176
nib holdings Ltd.	121,489	610,464
Nick Scali Ltd.	21,771	182,441
Nickel Industries Ltd.	203,875	96,198
Nine Entertainment Co. Holdings Ltd.	208,760	286,623
Novonix Ltd. (a)	53,945	26,318
NRW Holdings Ltd.	134,771	272,572
Nufarm Ltd.	95,753	339,570
Nuix Ltd. (a)	8,673	11,176
Objective Corp. Ltd.	2,117	18,058

Australia—(Continued)
OceanaGold Corp.	194,311	372,476
OFX Group Ltd. (a)	76,506	78,368
Omni Bridgeway Ltd. (a)	75,128	69,320
oOh!media Ltd.	130,777	147,209
Orora Ltd.	395,438	699,624
Pacific Current Group Ltd.	12,733	76,085
Pacific Smiles Group Ltd.	13,431	13,379
Pact Group Holdings Ltd. (a)	50,886	29,666
Paladin Energy Ltd. (a)	599,035	400,647
Panoramic Resources Ltd. (a) (b) (c)	278,314	6,638
Pantoro Ltd. (a)	210,078	8,155
Peet Ltd.	88,199	76,002
PeopleIN Ltd.	9,237	7,856
Perenti Ltd. (a)	204,417	144,677
Perpetual Ltd.	29,231	505,674
Perseus Mining Ltd.	340,886	431,598
PEXA Group Ltd. (a)	21,038	158,329
Pinnacle Investment Management Group Ltd.	20,949	143,213
Platinum Asset Management Ltd.	124,443	112,295
PointsBet Holdings Ltd.	9,123	5,711
Poseidon Nickel Ltd. (a)	238,025	1,942
Praemium Ltd. (a)	98,955	26,316
Premier Investments Ltd.	17,241	323,095
Propel Funeral Partners Ltd.	8,061	28,319
PSC Insurance Group Ltd.	21,994	69,938
PWR Holdings Ltd.	16,772	111,686
QANTM Intellectual Property Ltd.	14,173	9,147
Qube Holdings Ltd.	40,723	89,600
Ramelius Resources Ltd.	236,020	272,171
Red 5 Ltd. (a)	667,508	140,618
Regis Healthcare Ltd.	26,109	57,603
Regis Resources Ltd. (a)	214,118	319,269
Reject Shop Ltd.	12,421	46,056
Resolute Mining Ltd. (a)	677,338	205,946
Retail Food Group Ltd. (a)	218,228	10,426
Ridley Corp. Ltd.	96,057	179,584
RPMGlobal Holdings Ltd. (a)	32,785	39,050
Sandfire Resources Ltd. (a)	122,571	610,085
Select Harvests Ltd. (a)	34,996	69,033
Servcorp Ltd.	21,215	48,679
Service Stream Ltd.	154,571	98,986
Seven West Media Ltd. (a)	319,979	58,676
SG Fleet Group Ltd.	27,529	44,053
Shaver Shop Group Ltd.	18,090	13,468
Sierra Rutile Holdings Ltd. (a)	66,772	4,370
Sigma Healthcare Ltd.	498,984	341,579
Silver Lake Resources Ltd. (a)	202,549	164,861
Silver Mines Ltd. (a)	80,623	8,767
SmartGroup Corp. Ltd.	33,331	197,354
SolGold PLC (a)	36,239	4,390
Solvar Ltd.	54,558	48,983
Southern Cross Media Group Ltd.	76,997	51,992
SRG Global Ltd.	42,479	19,346
St Barbara Ltd. (a)	208,312	29,877
Star Entertainment Group Ltd. (a)	653,049	228,010
Strandline Resources Ltd. (a) (b) (c)	43,753	2,832
Strike Energy Ltd. (a)	245,153	79,992

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Sunland Group Ltd. (a) (b) (c)	40,150	$1,997
Super Retail Group Ltd.	47,270	506,576
Superloop Ltd. (a)	59,252	27,009
Symbio Holdings Ltd.	4,332	8,766
Syrah Resources Ltd. (a)	163,680	71,676
Tabcorp Holdings Ltd.	406,397	230,773
Technology One Ltd.	36,580	381,947
Temple & Webster Group Ltd. (a)	14,313	84,593
Ten Sixty Four Ltd. (a) (b) (c)	60,972	8,725
Terracom Ltd.	54,002	15,445
Tribune Resources Ltd.	2,377	4,777
Tyro Payments Ltd. (a)	64,496	48,338
Ventia Services Group Pty. Ltd.	93,490	199,942
Virgin Australia Holdings Pty. Ltd. (a) (b) (c)	968,773	1
Vista Group International Ltd. (a)	33,201	34,573
Viva Energy Group Ltd.	217,302	515,206
Vulcan Energy Resources Ltd. (a)	9,635	18,664
Webjet Ltd. (a)	84,765	422,778
West African Resources Ltd. (a)	238,805	154,384
Westgold Resources Ltd. (a)	123,130	183,427
Zip Co. Ltd. (a)	40,088	17,209

		34,955,359

Austria—1.5%
A-TEC Industries AG (a) (b) (c)	1	0
Agrana Beteiligungs AG	4,073	63,429
ams-OSRAM AG (a)	219,841	554,899
ANDRITZ AG	17,117	1,069,395
AT&S Austria Technologie & Systemtechnik AG (d)	5,424	157,866
BAWAG Group AG	19,071	1,012,906
CA Immobilien Anlagen AG	8,328	298,424
DO & Co. AG	2,066	306,648
Eurotelesites AG (a)	6,880	27,554
EVN AG	6,679	210,098
FACC AG (a)	6,291	40,494
Kapsch TrafficCom AG (a)	1,870	18,481
Kontron AG	14,178	336,543
Lenzing AG (a) (d)	4,153	162,980
Mayr Melnhof Karton AG	2,085	291,592
Oesterreichische Post AG	4,583	165,459
Palfinger AG	4,392	122,191
POLYTEC Holding AG (d)	6,228	24,113
Porr Ag	2,768	38,821
Raiffeisen Bank International AG (d)	21,261	438,450
Rosenbauer International AG (a) (d)	1,414	44,905
Schoeller-Bleckmann Oilfield Equipment AG	2,803	136,825
Semperit AG Holding	2,077	32,465
Telekom Austria AG	27,521	232,452
UBM Development AG	1,083	25,233
UNIQA Insurance Group AG	31,178	256,795
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,619	222,669
voestalpine AG	25,493	804,205
Wienerberger AG	26,096	870,858
Zumtobel Group AG (d)	8,536	59,175

		8,025,925

Belgium—1.7%
Ackermans & van Haaren NV (d)	5,779	1,014,737
Ageas SA	2,951	128,305
AGFA-Gevaert NV (a)	40,080	65,048
Atenor (d)	7,906	65,190
Azelis Group NV	3,464	84,922
Barco NV	19,609	359,031
Bekaert SA	9,919	509,537
Biocartis Group NV (a) (b) (c) (d)	16,240	5,199
bpost SA	18,928	97,518
Cie d’Entreprises CFE	2,249	18,955
Colruyt Group NV	11,650	525,590
Deceuninck NV	27,313	68,681
Deme Group NV	2,052	252,516
Econocom Group SA	24,064	68,329
Euronav NV	50,769	895,339
EVS Broadcast Equipment SA	3,873	123,340
Fagron	14,385	263,755
Galapagos NV (a)	9,086	369,935
Gimv NV	5,220	255,254
Greenyard NV	5,819	38,288
Immobel SA (d)	1,276	41,968
Ion Beam Applications (d)	6,507	82,926
Jensen-Group NV	1,035	38,023
Kinepolis Group NV (d)	3,776	186,965
Lotus Bakeries NV	92	835,785
MDxHealth SA (a) (d)	843	3,321
Melexis NV	5,164	521,985
Mithra Pharmaceuticals SA (a) (d)	506	701
Ontex Group NV (a) (d)	16,729	140,434
Orange Belgium SA (a)	4,348	64,916
Proximus SADP	28,286	265,865
Recticel SA	11,526	134,911
Roularta Media Group NV	1,629	22,834
Shurgard Self Storage Ltd.	443	21,998
Sipef NV	1,593	93,204
Solvay SA	5,063	155,042
Tessenderlo Group SA	5,859	182,777
Umicore SA (d)	13,893	381,828
Van de Velde NV	1,970	73,392
VGP NV	1,667	192,934
Viohalco SA	22,715	132,764
What’s Cooking BV	153	11,215
X-Fab Silicon Foundries SE (a)	14,349	161,630

		8,956,887

Cambodia—0.0%
NagaCorp Ltd. (a)	254,719	100,074

Canada—10.9%
5N Plus, Inc. (a)	33,732	96,228
Acadian Timber Corp.	3,800	49,183
Advantage Energy Ltd. (a) (d)	47,525	305,942
Aecon Group, Inc.	17,346	171,097
Africa Oil Corp.	57,099	107,299
Ag Growth International, Inc. (d)	5,820	221,898
AGF Management Ltd. - Class B	16,613	96,665

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Aimia, Inc. (a)	24,635	$58,192
AirBoss of America Corp.	3,761	13,880
Alamos Gold, Inc. - Class A	82,437	1,108,658
Alaris Equity Partners Income	5,355	65,834
Algoma Central Corp. (d)	4,710	53,141
Altius Minerals Corp. (d)	12,660	176,182
Altus Group Ltd. (d)	11,988	381,249
Americas Gold & Silver Corp. (a)	4,400	1,096
Amerigo Resources Ltd.	35,000	36,716
Andlauer Healthcare Group, Inc.	2,269	70,174
Andrew Peller Ltd. - Class A (d)	11,417	39,721
Aritzia, Inc. (a) (d)	24,317	504,673
Ascot Resources Ltd. (a)	16,500	6,102
Atco Ltd. - Class I (d)	19,446	567,508
Athabasca Oil Corp. (a) (d)	144,824	455,769
ATS Corp. (a) (d)	20,733	893,598
Aurora Cannabis, Inc. (a)	8,729	4,157
AutoCanada, Inc. (a)	6,228	107,635
B2Gold Corp.	292,601	924,769
Badger Infrastructure Solution (d)	9,962	306,066
Ballard Power Systems, Inc. (a) (d)	37,678	139,409
Baytex Energy Corp. (d)	123,447	408,058
Birchcliff Energy Ltd. (d)	68,088	297,007
Bird Construction, Inc.	18,612	202,266
Black Diamond Group Ltd.	19,812	122,157
BlackBerry Ltd. (a) (d)	74,728	264,537
BMTC Group, Inc.	5,387	50,738
Bombardier, Inc. - Class A (a)	584	23,549
Bombardier, Inc. - Class B (a) (d)	21,454	861,528
Boralex, Inc. - Class A (d)	25,118	638,447
Boyd Group Services, Inc. (d)	5,283	1,110,345
Bridgemarq Real Estate Services (d)	3,500	34,787
Brookfield Infrastructure Corp. - Class A	3,980	140,391
Calian Group Ltd.	2,846	123,050
Canaccord Genuity Group, Inc.	27,412	157,225
Canada Goose Holdings, Inc. (a) (d)	14,525	172,262
Canadian Western Bank (d)	24,440	569,384
Canfor Corp. (a)	15,511	208,952
Canfor Pulp Products, Inc. (a)	11,097	15,075
Capital Power Corp. (d)	31,332	894,761
Capstone Copper Corp. (a)	122,839	597,948
Cardinal Energy Ltd. (d)	32,459	153,838
Cascades, Inc.	20,426	196,236
Celestica, Inc. (a) (d)	29,280	857,580
Centerra Gold, Inc.	50,985	304,359
CES Energy Solutions Corp.	73,142	190,438
CI Financial Corp.	47,012	527,224
Cineplex, Inc. (a)	6,558	41,425
Clairvest Group, Inc.	200	11,509
Cogeco Communications, Inc.	3,980	178,267
Cogeco, Inc.	1,609	69,421
Colliers International Group, Inc. (d)	5,004	633,066
Computer Modelling Group Ltd.	28,920	221,093
Converge Technology Solutions Corp.	3,570	11,154
Corby Spirit & Wine Ltd.	3,957	39,031
Corus Entertainment, Inc. - B Shares	61,870	33,152
Crescent Point Energy Corp. (d)	149,673	1,037,734

Canada—(Continued)
Crew Energy, Inc. (a) (d)	41,970	143,801
Cronos Group, Inc. (a)	15,221	31,812
Definity Financial Corp.	8,090	229,198
Denison Mines Corp. (a)	181,271	317,383
Dexterra Group, Inc.	11,442	49,738
Doman Building Materials Group Ltd. (d)	19,304	120,773
Dorel Industries, Inc. - Class B (a)	8,626	40,687
DREAM Unlimited Corp. - Class A (d)	6,072	103,793
Dundee Precious Metals, Inc.	45,872	293,570
Dye & Durham Ltd.	3,429	37,161
E-L Financial Corp. Ltd.	677	535,561
ECN Capital Corp.	39,318	89,019
Eldorado Gold Corp. (a) (d)	51,016	662,220
Endeavour Silver Corp. (a)	34,348	67,397
Enerflex Ltd.	29,289	135,498
Enerplus Corp. (d)	60,454	926,674
Enghouse Systems Ltd.	12,678	335,835
Ensign Energy Services, Inc. (a)	39,626	64,894
EQB, Inc. (d)	8,098	533,103
Equinox Gold Corp. (a)	56,499	275,427
ERO Copper Corp. (a) (d)	13,490	213,287
Evertz Technologies Ltd. (d)	8,149	85,669
Exchange Income Corp.	5,351	182,129
Exco Technologies Ltd.	7,732	45,982
Extendicare, Inc. (d)	23,362	128,354
Fiera Capital Corp.	22,157	101,835
Finning International, Inc.	38,632	1,117,224
Firm Capital Mortgage Investment Corp. (d)	9,574	78,323
First Majestic Silver Corp. (d)	54,590	335,079
First Mining Gold Corp. (a) (d)	50,000	5,094
First National Financial Corp.	4,907	142,131
Fission Uranium Corp. (a)	114,725	93,508
Fortuna Silver Mines, Inc. (a)	79,418	305,673
Freehold Royalties Ltd. (d)	35,012	361,733
Galiano Gold, Inc. (a)	23,027	21,375
Gamehost, Inc.	4,952	35,429
GDI Integrated Facility Services, Inc. (a)	3,200	88,341
Gibson Energy, Inc. (d)	40,325	612,613
goeasy Ltd. (d)	3,895	464,619
GoGold Resources, Inc. (a)	28,473	29,009
GoldMoney, Inc. (a) (d)	2,199	12,961
Guardian Capital Group Ltd. - Class A	5,200	173,693
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Headwater Exploration, Inc. (d)	48,021	226,506
Heroux-Devtek, Inc. (a)	9,253	106,144
High Liner Foods, Inc. (d)	6,007	53,585
HudBay Minerals, Inc. (d)	84,922	467,214
IAMGOLD Corp. (a)	118,555	298,837
Imperial Metals Corp. (a) (d)	19,966	32,848
Information Services Corp.	2,900	48,543
Innergex Renewable Energy, Inc.	35,108	243,495
InPlay Oil Corp.	5,900	9,840
Interfor Corp. (a)	13,232	234,472
International Petroleum Corp. (a)	17,308	207,818
International Tower Hill Mines Ltd. (a)	21,604	12,554
Jamieson Wellness, Inc. (d)	12,357	295,904
Journey Energy, Inc. (a)	100	291

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
K-Bro Linen, Inc. (d)	3,219	$80,168
K92 Mining, Inc. (a)	27,548	135,344
Karora Resources, Inc. (a)	28,791	105,817
Kelt Exploration Ltd. (a)	46,751	201,816
Kinaxis, Inc. (a)	719	80,693
Knight Therapeutics, Inc. (a)	23,952	93,816
KP Tissue, Inc.	1,400	9,530
Labrador Iron Ore Royalty Corp. (d)	16,600	399,638
Largo, Inc. (a) (d)	8,317	19,144
Lassonde Industries, Inc. - Class A	900	95,261
Laurentian Bank of Canada (d)	11,504	241,966
Leon’s Furniture Ltd.	7,239	99,212
Lightspeed Commerce, Inc. (a)	32,213	676,151
Lightstream Resources Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	10,944	528,761
Logan Energy Corp. (a) (d)	8,450	5,102
Logistec Corp. - Class B	600	30,338
Lucara Diamond Corp. (a)	110,136	32,001
Lundin Gold, Inc.	11,400	142,301
MAG Silver Corp. (a)	7,165	74,588
Magellan Aerospace Corp.	5,794	34,325
Mainstreet Equity Corp. (a) (d)	1,561	172,022
Major Drilling Group International, Inc. (a)	22,977	159,706
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc.	21,240	404,587
Martinrea International, Inc.	19,001	205,633
Maxim Power Corp. (a)	2,800	9,467
MDF Commerce, Inc. (a) (d)	4,176	13,111
Medical Facilities Corp.	9,161	62,085
MEG Energy Corp. (a)	48,740	870,666
Melcor Developments Ltd.	3,120	26,513
Methanex Corp.	15,340	726,429
Morguard Corp.	1,400	111,975
MTY Food Group, Inc. (d)	5,720	243,943
Mullen Group Ltd.	23,154	245,336
Neo Performance Materials, Inc.	4,300	24,761
New Gold, Inc. (a)	172,247	249,586
NFI Group, Inc. (a) (d)	13,975	144,385
North American Construction Group Ltd.	8,546	178,331
North West Co., Inc. (d)	13,971	414,053
Nuvei Corp.	5,221	137,103
NuVista Energy Ltd. (a) (d)	44,817	373,405
Obsidian Energy Ltd. (a)	5,354	36,300
Onex Corp. (d)	6,456	450,831
Organigram Holdings, Inc. (a)	9,249	12,116
Orla Mining Ltd. (a) (d)	25,466	82,764
Osisko Gold Royalties Ltd.	42,731	609,866
Osisko Mining, Inc. (a)	54,809	110,441
Paramount Resources Ltd. - Class A	20,590	402,927
Parex Resources, Inc.	28,559	537,751
Park Lawn Corp.	8,256	122,994
Parkland Corp.	37,412	1,205,891
Pason Systems, Inc.	24,116	294,295
Peyto Exploration & Development Corp. (d)	48,991	445,154
PHX Energy Services Corp.	12,350	75,495
Pizza Pizza Royalty Corp. (d)	6,998	77,741
Polaris Renewable Energy, Inc.	5,300	52,918

Canada—(Continued)
Pollard Banknote Ltd. (d)	2,690	65,024
PrairieSky Royalty Ltd. (d)	56,452	988,405
Precision Drilling Corp. (a)	3,394	184,319
Premium Brands Holdings Corp. (d)	11,855	841,271
Primo Water Corp.	42,105	634,252
Pulse Seismic, Inc. (d)	13,500	18,950
Quarterhill, Inc. (d)	37,345	54,958
Questerre Energy Corp. - Class A (a) (d)	83,569	11,352
Real Matters, Inc. (a)	16,705	79,425
RF Capital Group, Inc. (a) (d)	1,730	9,818
Richelieu Hardware Ltd. (d)	14,790	535,545
Rogers Sugar, Inc. (d)	32,139	130,492
Russel Metals, Inc.	18,222	619,250
Savaria Corp.	10,600	121,355
Seabridge Gold, Inc. (a)	12,210	148,107
Secure Energy Services, Inc.	69,364	493,644
Shawcor Ltd. (a)	21,791	249,313
Sienna Senior Living, Inc. (d)	22,176	192,296
SilverCrest Metals, Inc. (a)	11,918	78,129
Sleep Country Canada Holdings, Inc.	10,704	206,882
SNC-Lavalin Group, Inc.	41,913	1,349,390
SNDL, Inc. (a)	11,204	18,375
Spartan Delta Corp. (d)	16,736	37,639
Spin Master Corp.	8,748	230,146
Sprott, Inc. (d)	6,042	204,645
SSR Mining, Inc.	49,993	536,508
Stelco Holdings, Inc.	9,844	372,869
Stella-Jones, Inc.	16,794	977,437
Steppe Gold Ltd. (a)	6,300	3,566
StorageVault Canada, Inc.	9,319	36,782
SunOpta, Inc. (a) (d)	15,592	85,076
Superior Plus Corp.	46,786	340,024
Surge Energy, Inc. (d)	12,100	59,174
Tamarack Valley Energy Ltd. (d)	85,898	199,017
Taseko Mines Ltd. (a) (d)	93,786	131,649
TECSYS, Inc.	172	4,259
TerraVest Industries, Inc. (d)	1,600	53,432
Tidewater Midstream & Infrastructure Ltd. (d)	79,200	63,358
Timbercreek Financial Corp. (d)	21,651	108,986
Topaz Energy Corp.	7,015	102,600
Torex Gold Resources, Inc. (a)	22,294	245,982
Total Energy Services, Inc.	11,886	67,815
TransAlta Corp.	61,878	514,619
Transcontinental, Inc. - Class A	19,220	198,720
Trevali Mining Corp. (a) (b) (c)	9,060	0
Trican Well Service Ltd. (d)	66,213	205,877
Tricon Residential, Inc. (d)	63,428	577,293
Triple Flag Precious Metals Corp.	3,866	51,459
Trisura Group Ltd. (a)	10,823	277,712
Vecima Networks, Inc.	2,500	30,848
Vermilion Energy, Inc. (d)	40,554	488,827
VersaBank (d)	2,000	21,946
Wajax Corp.	7,185	164,137
Well Health Technologies Corp. (a) (d)	8,517	24,747
Wesdome Gold Mines Ltd. (a) (d)	43,307	251,988
Western Forest Products, Inc.	105,262	56,402
Westshore Terminals Investment Corp. (d)	13,051	270,072

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Whitecap Resources, Inc. (d)	80,158	$536,585
WildBrain Ltd. (a) (d)	28,340	23,313
Winpak Ltd.	8,452	260,886
Yellow Pages Ltd. (d)	3,727	31,699
Zenith Capital Corp. (a) (b) (c)	12,830	1,540

		57,483,230

China—0.2%
AustAsia Group Ltd. (a)	19,734	4,699
Bund Center Investment Ltd.	107,700	33,459
China Gold International Resources Corp. Ltd.	79,013	332,736
China Sunsine Chemical Holdings Ltd.	70,000	20,936
CITIC Telecom International Holdings Ltd.	438,000	184,362
First Sponsor Group Ltd.	9,490	8,773
Fountain SET Holdings Ltd. (a)	280,000	13,969
Guotai Junan International Holdings Ltd.	806,600	61,870
KRP Development Holdings Ltd.	35,000	4,030
Neo-Neon Holdings Ltd. (a)	322,500	17,346
SITC International Holdings Co. Ltd.	165,000	284,454
Theme International Holdings Ltd. (a)	170,000	10,518
TI Fluid Systems PLC	28,317	55,350

		1,032,502

Colombia—0.0%
Canacol Energy Ltd. (d)	7,932	41,664
Frontera Energy Corp. (a)	10,147	61,033
Gran Tierra Energy, Inc. (a) (d)	11,221	63,004

		165,701

Denmark—2.5%
ALK-Abello AS (a) (d)	35,460	531,236
Alm Brand AS	214,470	379,916
Ambu AS - Class B (a) (d)	25,326	394,457
Bang & Olufsen AS (a)	30,627	43,724
Bavarian Nordic AS (a)	19,123	504,307
Better Collective AS (a) (d)	4,469	113,695
cBrain AS	939	37,407
Chemometec AS (d)	3,943	228,049
Columbus AS	20,865	21,938
D/S Norden AS	5,677	269,872
Dfds AS	9,415	310,873
FLSmidth & Co. AS	12,789	543,741
GN Store Nord AS (a)	19,401	493,278
H Lundbeck AS	44,313	215,277
H Lundbeck AS - A Shares	2,530	10,756
H+H International AS - Class B (a)	4,441	58,402
Harboes Bryggeri AS - Class B (a)	1,454	14,730
ISS AS	36,366	694,211
Jeudan AS	2,360	80,007
Jyske Bank AS	11,298	809,230
Matas AS	9,436	161,253
Netcompany Group AS (a)	7,774	259,664
Nilfisk Holding AS (a)	3,340	58,450
NKT AS (a)	13,077	897,932
NNIT AS (a)	2,656	33,073

Denmark—(Continued)
North Media AS (d)	679	6,537
NTG Nordic Transport Group AS - Class A (a)	2,118	92,188
Parken Sport & Entertainment AS	2,351	46,656
Per Aarsleff Holding AS	5,304	253,275
Ringkjoebing Landbobank AS	6,894	1,012,042
Rockwool AS - A Shares	216	63,223
Rockwool AS - B Shares	1,328	388,493
Royal Unibrew AS	13,170	879,432
RTX AS (a) (d)	2,486	25,402
Scandinavian Tobacco Group AS - Class A	14,284	248,126
Schouw & Co. AS	3,487	285,556
Solar AS - B Shares	1,534	105,611
SP Group AS	716	23,168
Spar Nord Bank AS	20,052	316,433
Sparekassen Sjaelland-Fyn AS	1,358	40,251
Sydbank AS	16,079	700,723
TCM Group AS (a)	502	3,382
Tivoli AS (d)	844	87,975
Topdanmark AS	11,821	564,344
UIE PLC	6,060	168,718
Vestjysk Bank AS (d)	23,730	13,691
Zealand Pharma AS (a)	8,958	495,100

		12,985,804

Faeroe Islands—0.0%
BankNordik P	1,109	27,013

Finland—2.1%
Aktia Bank OYJ	11,350	118,019
Alma Media OYJ	10,487	111,412
Anora Group OYJ	1,398	6,730
Apetit OYJ	1,205	17,492
Aspo OYJ	7,386	48,745
Atria OYJ	3,290	37,988
Bittium OYJ (d)	8,034	42,685
Cargotec OYJ - B Shares	8,074	469,913
Citycon OYJ (d)	21,486	123,408
Digia OYJ	6,625	39,461
Enento Group OYJ	3,892	83,725
eQ OYJ	382	6,595
F-Secure OYJ	26,373	59,270
Finnair OYJ (a)	3,944,116	174,047
Fiskars OYJ Abp	6,971	137,441
Harvia OYJ (d)	2,955	88,778
HKScan OYJ - A Shares (a)	6,704	6,164
Huhtamaki OYJ	22,314	904,929
Ilkka OYJ	5,725	20,231
Kamux Corp.	4,328	26,786
Kemira OYJ	27,235	504,619
Kesko OYJ - A Shares	1,003	19,954
Kesko OYJ - B Shares	19,522	386,895
Kojamo OYJ	26,601	353,209
Konecranes OYJ	15,630	704,097
Lassila & Tikanoja OYJ	8,464	91,544
Marimekko OYJ	1,890	27,766
Metsa Board OYJ - Class B (d)	33,424	265,375

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Musti Group OYJ	5,196	$149,939
Nokian Renkaat OYJ	28,967	264,252
Olvi OYJ - A Shares	4,019	124,452
Oriola OYJ	4,196	5,192
Oriola OYJ - B Shares	32,135	38,765
Orion OYJ - Class A	7,027	304,110
Orion OYJ - Class B	14,294	619,771
Outokumpu OYJ	83,940	413,825
Ponsse OYJ	3,208	80,126
QT Group OYJ (a)	2,738	195,148
Raisio OYJ - V Shares	35,039	76,473
Rapala VMC OYJ	8,902	29,524
Revenio Group OYJ	5,309	159,212
Sanoma OYJ	20,268	155,437
Stockmann OYJ Abp - B Shares (a)	3,752	12,033
Talenom OYJ (d)	2,085	14,268
Teleste OYJ (a)	2,149	6,405
Terveystalo OYJ	14,772	126,252
TietoEVRY OYJ	21,451	511,056
Tokmanni Group Corp.	13,877	224,073
Vaisala OYJ - A Shares	5,454	239,291
Valmet OYJ (d)	33,362	962,434
Wartsila OYJ Abp	93,038	1,355,200
WithSecure OYJ (a)	26,373	30,185
YIT OYJ	27,133	59,456

		11,034,157

France—4.8%
ABC arbitrage	2,865	15,219
AKWEL SADIR	2,629	46,889
ALD SA	29,256	208,818
Altamir (d)	7,426	195,246
Alten SA	6,873	1,026,943
Arkema SA	3,897	443,293
Assystem SA (d)	1,779	97,209
Atos SE (a) (d)	18,990	148,875
Aubay	803	36,983
Axway Software SA	2,132	62,020
Bastide le Confort Medical (a)	938	27,752
Beneteau SACA	11,313	156,092
Bigben Interactive (a) (d)	4,507	17,220
Boiron SA	1,382	61,386
Bonduelle SCA	4,120	49,769
Catana Group	2,793	17,718
CBo Territoria	2,864	11,573
Cegedim SA (a)	2,295	45,279
CGG SA (a)	189,243	125,304
Chargeurs SA (d)	5,575	71,926
Cie des Alpes	6,924	108,058
Cie Plastic Omnium SE	15,132	201,591
Clariane SE (d)	19,303	51,242
Coface SA	31,535	412,816
Derichebourg SA	22,712	128,096
Ekinops SAS (a) (d)	1,670	10,864
Electricite de Strasbourg SA	329	36,093
Elior Group SA (a) (d)	29,385	95,283

France—(Continued)
Elis SA	50,853	1,063,964
Equasens	582	39,410
Eramet SA	2,619	207,705
Esso SA Francaise	753	45,656
Etablissements Maurel et Prom SA	12,067	81,162
Eurazeo SE	9,383	746,058
Eutelsat Communications SACA (a) (d)	47,150	221,738
Exel Industries SA - A Shares	618	36,818
Fnac Darty SA (d)	3,765	114,518
Foraco International SA (a)	17,535	27,129
Forvia SE (a)	34,097	774,685
Gaztransport Et Technigaz SA	6,342	840,211
GEA (d)	165	18,211
GL Events SACA	3,124	67,677
Groupe Crit SA	1,062	92,150
Guerbet (d)	1,201	25,865
Guillemot Corp.	770	5,774
Haulotte Group SA (a) (d)	5,337	14,902
ID Logistics Group SACA (a)	796	269,110
Imerys SA	7,588	238,664
Infotel SA	342	20,017
Interparfums SA	742	41,477
IPSOS SA	12,147	763,595
Jacquet Metals SACA	2,954	64,048
JCDecaux SE (a)	13,978	281,444
Kaufman & Broad SA	3,970	132,451
La Francaise De L’energie SACA (a) (d)	252	14,248
La Francaise des Jeux SAEM	12,793	464,390
Laurent-Perrier	1,255	167,683
Lectra	1,731	59,873
LISI SA	1,686	44,025
LNA Sante SA	1,534	34,044
Lumibird (a) (d)	562	7,556
Maisons du Monde SA	7,475	47,015
Manitou BF SA	3,242	83,074
Mersen SA	7,440	289,312
Metropole Television SA	6,596	94,327
Nacon SA (a)	2,928	5,391
Neoen SA	9,011	302,836
Nexans SA	6,166	539,984
Nexity SA (d)	9,433	176,365
NRJ Group	9,690	78,532
Oeneo SA (d)	2,122	30,221
Plastiques Du Val De Loire (a)	1,576	6,418
Prodways Group SA (a)	657	696
Quadient SA	9,003	191,344
Recylex SA (a) (b) (c)	3,335	0
Rexel SA	51,005	1,402,000
Robertet SA (d)	19	17,435
Rubis SCA	22,814	566,805
Samse SACA (d)	107	23,883
Savencia SA	1,728	104,957
SCOR SE	40,311	1,180,077
SEB SA	4,310	538,183
Seche Environnement SACA	1,198	145,488
SMCP SA (a)	1,230	4,651
Societe BIC SA	5,989	415,614

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Societe LDC SADIR	280	$43,273
Societe pour l’Informatique Industrielle	1,887	145,439
SOITEC (a)	5,577	1,001,268
Sopra Steria Group SACA	4,352	952,792
SPIE SA	31,212	978,923
Stef SA	1,051	132,500
Sword Group	1,364	60,145
Synergie SE	3,366	131,077
Technip Energies NV	30,538	712,758
Television Francaise 1 SA	9,749	77,053
Thermador Groupe (d)	1,800	168,699
Tikehau Capital SCA (d)	7,508	170,760
Totalenergies EP Gabon	324	56,160
Trigano SA	2,659	437,545
Ubisoft Entertainment SA (a)	18,776	480,548
Valeo SE	49,990	772,930
Vallourec SACA (a)	36,022	558,945
Vantiva SA (a) (d)	29,526	3,806
Verallia SA	15,618	603,654
Vetoquinol SA	376	42,504
Vicat SACA	4,477	162,393
VIEL & Cie SA	4,205	39,462
Virbac SACA	526	208,950
Voltalia SA (a)	1,924	22,190
Vranken-Pommery Monopole SA	958	16,948
Wavestone	1,052	68,499

		25,229,644

Georgia—0.1%
Bank of Georgia Group PLC	13,336	675,639

Germany—6.0%
1&1 AG	13,083	262,412
7C Solarparken AG	12,415	49,698
Adesso SE (d)	561	66,520
Adtran Networks SE (a)	908	20,049
All for One Group SE	498	26,009
Allgeier SE (d)	2,942	69,916
Amadeus Fire AG	1,153	156,545
Aroundtown SA (a) (d)	96,737	264,360
Atoss Software AG	1,110	256,155
Aurubis AG	9,219	755,875
Auto1 Group SE (a)	9,285	66,379
Basler AG	3,660	47,299
BayWa AG (d)	4,695	165,098
Bechtle AG	19,131	958,566
Bertrandt AG	2,127	120,626
Bijou Brigitte AG	1,351	59,897
Bilfinger SE	9,729	374,010
Borussia Dortmund GmbH & Co. KGaA (a)	26,685	106,080
BRANICKS Group AG (d)	13,461	50,149
CANCOM SE (d)	10,426	340,320
Ceconomy AG (a)	47,148	128,792
CENIT AG	3,413	46,220
Cewe Stiftung & Co. KGAA	1,828	204,245
CompuGroup Medical SE & Co. KgaA	7,186	300,649

Germany—(Continued)
CropEnergies AG (d)	9,235	117,225
CTS Eventim AG & Co. KGaA	13,878	958,882
Data Modul AG Produktion Und Vertrieb Von Elektronischen Systemen	138	6,762
Dermapharm Holding SE	3,957	184,996
Deutsche Beteiligungs AG (d)	4,577	148,318
Deutsche Pfandbriefbank AG (d)	43,005	294,148
Deutz AG	26,653	141,254
Dr Hoenle AG (a) (d)	2,084	40,253
Draegerwerk AG & Co. KGaA	1,062	52,458
Duerr AG	15,842	374,020
DWS Group GmbH & Co. KGaA	5,057	194,296
Eckert & Ziegler Strahlen- und Medizintechnik AG (d)	3,953	180,248
Elmos Semiconductor SE	1,709	139,635
ElringKlinger AG (d)	8,918	54,460
Encavis AG (a) (d)	28,569	491,588
Energiekontor AG (d)	1,621	147,965
EuroEyes International Eye Clinic Ltd. - Class C	10,000	6,685
Evotec SE (a)	956	22,457
Fielmann Group AG	6,684	358,910
flatexDEGIRO AG (a)	11,582	142,811
FORTEC Elektronik AG	253	6,712
Fraport AG Frankfurt Airport Services Worldwide (a)	8,815	532,962
Freenet AG	33,937	948,990
FUCHS SE	8,457	302,919
GEA Group AG	25,168	1,047,488
Gerresheimer AG	9,767	1,017,300
Gesco SE	2,953	60,645
GFT Technologies SE	5,130	176,847
Grand City Properties SA (a)	31,748	356,839
Grenke AG	1,610	44,526
H&R GmbH & Co. KGaA	4,195	21,670
Hamburger Hafen und Logistik AG (a) (d)	8,624	159,373
Hawesko Holding SE	223	7,804
Heidelberger Druckmaschinen AG (a)	84,200	115,190
HelloFresh SE (a) (d)	30,689	486,097
Hensoldt AG	8,436	227,359
HOCHTIEF AG	5,762	638,055
Hornbach Holding AG & Co. KGaA	2,658	193,667
Hugo Boss AG	18,161	1,352,758
Indus Holding AG	6,490	160,126
Init Innovation in Traffic Systems SE	1,794	60,351
Instone Real Estate Group SE	9,568	77,125
IVU Traffic Technologies AG (d)	1,432	22,035
Jenoptik AG	16,935	532,051
JOST Werke SE	2,840	138,576
K&S AG	39,216	619,429
KION Group AG	11,631	496,691
Kloeckner & Co. SE (d)	21,296	225,695
Knaus Tabbert AG	160	8,300
Koenig & Bauer AG (a)	4,373	58,442
Krones AG	4,577	565,015
KSB SE & Co. KGaA	82	60,290
KWS Saat SE & Co. KGaA	3,725	221,056
Lanxess AG	22,664	709,523
LEG Immobilien SE (a)	14,068	1,231,949
Leifheit AG	2,964	53,214

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Manz AG (a) (d)	1,272	$17,332
Medigene AG (a)	2,446	4,123
METRO AG (a) (d)	25,342	176,541
MLP SE	22,156	135,497
Mutares SE & Co. KGaA (d)	633	24,740
Nagarro SE (a) (d)	2,942	284,073
New Work SE	895	77,856
Nexus AG	254	16,320
Nordex SE (a) (d)	6,378	73,211
Norma Group SE	10,153	179,675
OHB SE (a)	1,607	76,224
Patrizia SE	15,140	137,041
Pfeiffer Vacuum Technology AG	337	57,374
PNE AG (d)	6,909	105,728
ProSiebenSat.1 Media SE (d)	44,354	270,986
PSI Software SE (d)	2,032	56,754
PVA TePla AG (a)	3,712	83,613
PWO AG	822	27,229
q.beyond AG (a)	24,973	16,459
R Stahl AG (a)	1,594	36,716
Rational AG	143	110,480
SAF-Holland SE	9,928	166,662
Salzgitter AG	8,260	255,362
Scout24 SE	1,244	88,014
Secunet Security Networks AG	391	63,266
SGL Carbon SE (a) (d)	8,945	64,236
Siltronic AG (d)	4,688	457,757
Sirius Real Estate Ltd.	241,184	289,202
Sixt SE (d)	4,289	479,228
SMA Solar Technology AG (a) (d)	2,279	152,370
Softwareone Holding AG	16,598	323,912
Stabilus SE	6,982	475,698
STRATEC SE	1,280	64,369
Stroeer SE & Co. KGaA (d)	8,363	496,222
Suedzucker AG	18,380	287,993
SUESS MicroTec SE	6,216	190,126
Surteco Group SE	2,209	39,539
Synlab AG (a) (d)	2,964	32,394
TAG Immobilien AG (a)	52,366	762,819
Takkt AG (d)	10,920	162,882
TeamViewer SE (a)	34,398	532,600
Technotrans SE	2,191	52,742
thyssenkrupp AG	116,223	810,970
TUI AG (a)	4,243	32,976
United Internet AG	8,616	219,055
Verbio Vereinigte Bioenergie AG (d)	6,932	228,653
Vitesco Technologies Group AG - Class A (a)	2,649	274,802
Vossloh AG	3,146	145,686
Wacker Chemie AG	2,017	254,550
Wacker Neuson SE (d)	8,944	180,327
Washtec AG	3,673	129,759
Westwing Group SE (a) (d)	1,155	11,270
Wuestenrot & Wuerttembergische AG	4,932	72,765
Zeal Network SE	1,619	59,518

		31,716,005

Ghana—0.1%
Tullow Oil PLC (a) (d)	415,488	205,591

Greece—0.0%
Okeanis Eco Tankers Corp. (a)	1,254	33,243

Greenland—0.0%
GronlandsBANKEN AS	140	12,958

Guernsey, Channel Islands—0.0%
Raven Property Group Ltd. (a) (b) (c)	112,611	0

Hong Kong—1.8%
Aceso Life Science Group Ltd. (a)	1,001,000	14,453
Aeon Credit Service Asia Co. Ltd.	44,000	30,692
Aidigong Maternal & Child Health Ltd. (a)	180,000	6,220
Allied Group Ltd.	382,000	76,806
APAC Resources Ltd.	84,990	10,340
Apollo Future Mobility Group Ltd. (a)	17,400	1,783
Applied Development Holdings Ltd. (a)	150,000	1,153
Asia Financial Holdings Ltd.	88,000	39,895
Asia Standard International Group Ltd. (a)	296,000	16,111
ASMPT Ltd.	62,100	589,675
Associated International Hotels Ltd.	14,000	10,399
Bank of East Asia Ltd.	103,823	127,985
Bel Global Resources Holdings Ltd. (a) (b) (c)	520,000	0
BOCOM International Holdings Co. Ltd. (a)	117,000	5,723
Brightoil Petroleum Holdings Ltd. (a) (b) (c)	591,000	0
Build King Holdings Ltd.	160,000	23,547
Burwill Holdings Ltd. (a) (b) (c)	1,566,000	0
C-Mer Eye Care Holdings Ltd. (a)	74,000	32,717
Cadeler AS (a) (d)	3,200	14,766
Cafe de Coral Holdings Ltd.	94,000	108,443
Century City International Holdings Ltd. (a)	616,000	20,143
Chen Hsong Holdings	150,000	27,336
Cheuk Nang Holdings Ltd.	108,566	22,524
Chevalier International Holdings Ltd.	75,139	49,365
China Baoli Technologies Holdings Ltd. (a)	2,850	285
China Best Group Holding Ltd. (a)	63,000	1,683
China Energy Development Holdings Ltd. (a)	3,376,000	34,050
China Motor Bus Co. Ltd.	4,800	36,145
China Solar (a) (b) (c)	162,000	0
China Star Entertainment Ltd. (a)	378,000	38,670
Chinese Estates Holdings Ltd. (a)	151,000	23,509
Chinney Investments Ltd.	8,000	994
Chow Sang Sang Holdings International Ltd.	94,000	108,085
Chuang’s China Investments Ltd. (a)	511,500	9,040
Chuang’s Consortium International Ltd. (a)	382,357	21,790
CK Life Sciences International Holdings, Inc.	304,000	24,118
CMBC Capital Holdings Ltd. (a)	19,000	766
CNT Group Ltd.	246,000	10,239
Convenience Retail Asia Ltd.	36,000	3,133
Convoy, Inc. (a) (b) (c)	1,314,000	5,267
Cowell e Holdings, Inc. (a)	39,000	115,687
Crystal International Group Ltd.	29,500	10,947
CSC Holdings Ltd. (a)	4,927,500	18,344
CSI Properties Ltd.	2,274,023	27,994
Dah Sing Banking Group Ltd.	112,271	72,385

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Dah Sing Financial Holdings Ltd.	41,460	$84,847
Dickson Concepts International Ltd.	87,500	52,059
DMX Technologies Group Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings Ltd.	20,000	23,362
Eagle Nice International Holdings Ltd.	80,000	43,313
EC Healthcare	59,000	13,129
EcoGreen International Group Ltd. (a) (b) (c)	118,800	5,421
Emperor International Holdings Ltd.	529,250	26,112
Emperor Watch & Jewellery Ltd.	1,520,000	32,293
ENM Holdings Ltd. (a)	412,000	15,018
Esprit Holdings Ltd. (a)	504,275	26,101
Fairwood Holdings Ltd.	26,500	31,111
Far East Consortium International Ltd.	360,687	64,214
First Pacific Co. Ltd.	570,000	226,866
Fosun Tourism Group (a)	14,400	10,631
G-Resources Group Ltd.	123,180	30,742
Genting Hong Kong, Ltd. (a) (b) (c)	327,000	3,258
Get Nice Financial Group Ltd.	104,000	8,534
Giordano International Ltd.	322,000	108,834
Glorious Sun Enterprises Ltd.	393,000	41,761
Gold Fin Holdings (a) (b) (c)	214,000	0
Gold Peak Technology Group Ltd. (a)	277,714	21,033
Golden Resources Development International Ltd.	264,000	15,923
Good Resources Holdings Ltd. (a) (b) (c)	420,000	0
GR Life Style Company Ltd. (a)	82,000	3,365
Great Eagle Holdings Ltd.	49,491	76,956
Guoco Group Ltd.	1,000	7,205
Haitong International Securities Group Ltd. (a)	680,117	131,495
Hang Lung Group Ltd.	176,000	240,057
Hanison Construction Holdings Ltd.	148,009	13,079
Harbour Centre Development Ltd. (a)	88,000	79,790
HK Electric Investments & HK Electric Investments Ltd.	167,000	100,666
HKBN Ltd.	167,500	74,726
HKR International Ltd.	343,680	65,260
Hon Kwok Land Investment Co. Ltd.	140,000	25,277
Hong Kong Economic Times Holdings Ltd.	50,000	5,189
Hong Kong Ferry Holdings Co. Ltd.	39,000	22,890
Hong Kong Technology Venture Co. Ltd. (a)	96,000	32,465
Hongkong & Shanghai Hotels Ltd. (a)	95,902	72,098
Hongkong Chinese Ltd. (a)	510,000	20,941
Hsin Chong Group Holdings Ltd. (a) (b) (c)	918,000	0
Hung Hing Printing Group Ltd.	252,000	33,290
Hutchison Port Holdings Trust	1,123,200	166,955
Hutchison Telecommunications Hong Kong Holdings Ltd.	366,000	50,112
Hysan Development Co. Ltd.	139,000	275,692
Imagi International Holdings Ltd. (a)	18,112	3,416
International Housewares Retail Co. Ltd.	105,000	21,778
IPE Group Ltd. (a)	285,000	17,519
IRC Ltd. (a)	936,000	12,845
ITC Properties Group Ltd. (a)	182,746	14,510
Jacobson Pharma Corp. Ltd.	90,000	7,385
Johnson Electric Holdings Ltd.	88,873	141,591
K Wah International Holdings Ltd.	172,000	43,095
Kader Holdings Co. Ltd. (a)	104,000	5,527
Karrie International Holdings Ltd.	140,000	8,622
Keck Seng Investments Hong Kong Ltd.	72,000	18,326
Kerry Logistics Network Ltd.	88,500	93,090

Hong Kong—(Continued)
Kerry Properties Ltd.	127,000	231,631
Kingmaker Footwear Holdings Ltd.	102,000	9,666
Kowloon Development Co. Ltd.	124,000	93,747
Lai Sun Development Co. Ltd. (a)	111,919	12,204
Lai Sun Garment International Ltd. (a)	194,634	23,430
Lam Soon Hong Kong Ltd.	15,000	14,407
Langham Hospitality Investments & Langham Hospitality Investments Ltd.	207,000	17,739
Lerthai Group Ltd. (a) (b) (c)	18,000	0
Lippo China Resources Ltd. (a)	210,600	22,371
Lippo Ltd. (a)	122,000	18,124
Liu Chong Hing Investment Ltd.	78,000	53,941
Luk Fook Holdings International Ltd.	81,000	217,383
Lung Kee Bermuda Holdings	90,000	16,713
Magnificent Hotel Investment Ltd. (a)	1,310,000	14,428
Man Wah Holdings Ltd.	240,800	164,636
Mandarin Oriental International Ltd.	67,000	105,048
Matrix Holdings Ltd.	36,000	4,610
MH Development NPV (a) (b) (c)	124,000	0
Midland Holdings Ltd. (a)	178,010	11,171
Miramar Hotel & Investment	51,000	69,920
Modern Dental Group Ltd.	79,000	43,433
Nameson Holdings Ltd.	130,000	8,312
National Electronics Holdings	182,600	15,200
New World Development Co. Ltd. (d)	150,000	231,827
NewOcean Energy Holdings Ltd. (a) (b) (c)	398,000	357
Nissin Foods Co. Ltd.	47,000	37,580
NWS Holdings Ltd.	279,000	262,785
Oriental Watch Holdings	96,484	51,887
Oshidori International Holdings Ltd. (a)	1,068,000	27,404
Pacific Andes International Holdings Ltd. (a) (b) (c)	1,819,984	0
Pacific Basin Shipping Ltd.	1,125,000	371,383
Pacific Century Premium Developments Ltd. (a)	49,788	1,557
Pacific Textiles Holdings Ltd.	266,000	45,948
Paliburg Holdings Ltd. (a)	208,000	20,468
Paradise Entertainment Ltd. (a)	168,000	19,599
PC Partner Group Ltd.	54,000	21,655
PCCW Ltd.	576,582	306,994
Perfect Medical Health Management Ltd.	108,000	45,746
Pico Far East Holdings Ltd.	252,000	49,705
Playmates Holdings Ltd.	460,000	32,990
PT International Development Co. Ltd. (a)	279,000	2,501
Public Financial Holdings Ltd.	166,000	34,254
Realord Group Holdings Ltd. (a)	20,000	14,036
Regal Hotels International Holdings Ltd. (a)	126,000	46,369
Regina Miracle International Holdings Ltd.	71,000	19,549
Samson Holding Ltd.	146,000	4,039
SAS Dragon Holdings Ltd.	140,000	57,553
SEA Holdings Ltd.	63,896	14,075
Shangri-La Asia Ltd. (a)	234,000	160,322
Shun Ho Property Investments Ltd. (a)	21,615	2,242
Shun Tak Holdings Ltd. (a)	379,500	48,960
Singamas Container Holdings Ltd.	506,000	33,653
SmarTone Telecommunications Holdings Ltd.	107,888	56,054
Soundwill Holdings Ltd.	41,500	33,484
South China Holdings Co. Ltd. (a)	1,240,000	6,828
Stella International Holdings Ltd.	141,000	166,274

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Sun Hung Kai & Co. Ltd.	153,440	$48,084
SUNeVision Holdings Ltd.	176,000	69,614
TAI Cheung Holdings Ltd.	192,000	81,138
Tan Chong International Ltd.	63,000	11,537
Tao Heung Holdings Ltd.	204,000	19,573
Television Broadcasts Ltd. (a)	97,700	39,763
Texwinca Holdings Ltd.	236,000	28,969
Tradelink Electronic Commerce Ltd.	256,000	29,175
Transport International Holdings Ltd.	65,760	79,404
United Laboratories International Holdings Ltd.	241,000	216,245
Up Energy Development Group Ltd. (a) (b) (c)	92,000	0
Upbest Group Ltd.	16,000	1,250
Value Partners Group Ltd.	215,000	58,861
Valuetronics Holdings Ltd.	89,790	40,429
Vedan International Holdings Ltd.	296,000	15,353
Vitasoy International Holdings Ltd.	162,000	162,004
VPower Group International Holdings Ltd. (a)	53,251	2,289
VSTECS Holdings Ltd.	169,200	95,242
VTech Holdings Ltd.	42,200	255,220
Wai Kee Holdings Ltd. (a)	54,000	6,362
Wang On Group Ltd.	2,200,000	11,264
Wealthink AI-Innovation Capital Ltd. (a)	284,000	13,869
Wing On Co. International Ltd.	46,000	71,163
Wing Tai Properties Ltd.	176,000	61,758
Xinyi Glass Holdings Ltd.	52,000	58,238
Yue Yuen Industrial Holdings Ltd.	164,000	182,062
Yunfeng Financial Group Ltd. (a)	34,000	4,363
Zhaobangji Lifestyle Holdings Ltd. (a)	184,000	4,774

		9,627,176

Ireland—0.5%
Bank of Ireland Group PLC	122,388	1,109,388
C&C Group PLC (d)	120,783	234,682
Cairn Homes PLC	89,136	129,959
COSMO Pharmaceuticals NV (d)	1,257	76,255
Dalata Hotel Group PLC	23,703	120,647
FBD Holdings PLC	9,980	125,165
Glanbia PLC	36,185	594,755
Glenveagh Properties PLC (a)	61,605	83,020
Greencore Group PLC (a)	159,206	195,926
Hostelworld Group PLC (a)	8,529	14,777
Irish Continental Group PLC	22,005	105,062
Permanent TSB Group Holdings PLC (a)	15,086	28,302

		2,817,938

Isle of Man—0.0%
Strix Group PLC	40,073	38,051

Israel—1.1%
Abra Information Technologies Ltd. (a)	9,179	7,807
Adgar Investment & Development Ltd.	11,788	16,634
Afcon Holdings Ltd. (a)	771	20,392
AFI Properties Ltd. (a)	3,584	158,334
Africa Israel Residences Ltd.	880	45,243
Airport City Ltd. (a)	1	9
Allot Ltd. (a)	10,216	16,257

Israel—(Continued)
Alrov Properties & Lodgings Ltd.	1,801	61,991
Arad Ltd.	2,224	33,597
Ashdod Refinery Ltd. (a)	2,185	48,573
AudioCodes Ltd.	8,025	96,858
Aura Investments Ltd.	3,293	9,293
Avgol Industries 1953 Ltd. (a)	27,883	12,213
Azorim-Investment Development & Construction Co. Ltd. (a)	23,193	94,143
Bet Shemesh Engines Holdings 1997 Ltd.	2,139	67,867
Blue Square Real Estate Ltd.	1,325	87,865
Carasso Motors Ltd.	5,984	25,698
Cellcom Israel Ltd. (a)	24,928	101,704
Ceragon Networks Ltd. (a)	14,799	31,966
Clal Insurance Enterprises Holdings Ltd. (a)	10,582	168,508
Compugen Ltd. (a)	1,588	2,851
Danel Adir Yeoshua Ltd.	1,759	145,207
Delek Automotive Systems Ltd.	12,832	82,426
Delta Galil Ltd.	3,185	141,755
Dor Alon Energy in Israel 1988 Ltd.	1,540	30,412
Electra Consumer Products 1970 Ltd.	1,793	35,676
Electra Real Estate Ltd.	6,750	76,063
Equital Ltd. (a)	5,416	166,000
FMS Enterprises Migun Ltd.	1,295	43,316
Formula Systems 1985 Ltd.	2,715	173,822
Fox Wizel Ltd.	1,176	79,540
Gav-Yam Lands Corp. Ltd.	3,128	25,397
Gilat Satellite Networks Ltd. (a)	9,844	60,233
Globrands Ltd.	93	10,666
Hilan Ltd.	3,895	204,375
IDI Insurance Co. Ltd.	2,662	70,941
IES Holdings Ltd. (a)	569	37,905
Ilex Medical Ltd.	959	15,341
Inrom Construction Industries Ltd.	22,474	65,716
Isracard Ltd.	22,812	80,932
Israel Canada T.R Ltd.	30,064	89,662
Israel Land Development Co. Ltd.	3,950	37,985
Isras Investment Co. Ltd.	541	112,010
Issta Ltd. (a)	1,175	22,091
Kamada Ltd. (a)	7,951	48,509
Kerur Holdings Ltd.	2,088	36,795
Klil Industries Ltd. (a)	315	17,558
Lahav L.R. Real Estate Ltd.	7,734	7,690
Levinstein Properties Ltd.	1,208	24,190
M Yochananof & Sons Ltd.	586	25,632
Magic Software Enterprises Ltd.	5,909	56,775
Malam - Team Ltd.	2,688	36,162
Matrix IT Ltd.	6,643	124,935
Maytronics Ltd.	1	6
Mediterranean Towers Ltd.	28,011	67,571
Mega Or Holdings Ltd.	4,941	115,090
Mehadrin Ltd. (a)	108	4,205
Meitav Investment House Ltd.	10,041	39,798
Menora Mivtachim Holdings Ltd.	4,340	111,480
Migdal Insurance & Financial Holdings Ltd.	56,284	63,953
Mivtach Shamir Holdings Ltd. (a)	1,966	55,440
Mizrahi Tefahot Bank Ltd.	1	36
Naphtha Israel Petroleum Corp. Ltd.	12,347	63,044

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Nawi Brothers Ltd.	4,888	$31,889
Neto Malinda Trading Ltd. (a)	783	10,378
Neto ME Holdings Ltd. (a)	788	12,320
Novolog Ltd.	43,939	17,582
Oil Refineries Ltd.	418,554	141,164
One Software Technologies Ltd.	9,000	114,874
Partner Communications Co. Ltd. (a)	33,663	166,158
Paz Oil Co. Ltd.	2,185	182,903
Perion Network Ltd. (a)	4,002	125,568
Plasson Industries Ltd.	1,078	42,076
Plus500 Ltd.	25,321	536,236
Prashkovsky Investments & Construction Ltd.	569	13,102
Priortech Ltd. (a)	2,244	75,935
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	2,198	122,308
Retailors Ltd.	504	9,964
Sano-Brunos Enterprises Ltd.	46	3,149
Scope Metals Group Ltd. (a)	1,844	54,140
Shufersal Ltd. (a)	2,836	13,470
Summit Real Estate Holdings Ltd.	8,001	120,137
Suny Cellular Communication Ltd.	16,495	4,224
Tadiran Group Ltd.	855	63,264
Tel Aviv Stock Exchange Ltd.	12,781	67,995
Telsys Ltd.	402	26,157
Tremor International Ltd. (ADR) (a) (d)	7,429	37,591
Victory Supermarket Chain Ltd.	589	5,700
YH Dimri Construction & Development Ltd.	1,750	125,047

		5,937,474

Italy—4.3%
A2A SpA	383,540	787,294
ACEA SpA	10,339	157,878
Aeffe SpA (a)	11,359	11,511
Amplifon SpA	13,635	473,192
Anima Holding SpA	57,220	253,111
Aquafil SpA (d)	3,537	13,436
Ariston Holding NV	3,301	22,919
Arnoldo Mondadori Editore SpA	41,344	97,909
Ascopiave SpA	19,908	49,456
Avio SpA (a) (d)	6,077	56,775
Azimut Holding SpA	28,124	735,299
Banca Generali SpA	15,246	566,270
Banca IFIS SpA	7,714	133,734
Banca Mediolanum SpA	17,645	166,277
Banca Monte dei Paschi di Siena SpA (a)	44,894	151,503
Banca Popolare di Sondrio SPA	137,290	888,364
Banca Profilo SpA (d)	117,883	26,420
Banca Sistema SpA	13,168	17,466
Banco BPM SpA	384,473	2,030,038
Banco di Desio e della Brianza SpA	20,306	81,674
BFF Bank SpA	20,564	234,307
BPER Banca	260,033	868,980
Brembo SpA	35,796	439,761
Brunello Cucinelli SpA	8,919	875,111
Buzzi SpA	25,101	763,333
Cairo Communication SpA	19,722	39,380

Italy—(Continued)
Carel Industries SpA	7,731	212,236
Cementir Holding NV	14,671	154,629
CIR SpA-Compagnie Industriali (a)	191,168	90,989
Credito Emiliano SpA	23,832	211,548
d’Amico International Shipping SA	11,515	71,904
Danieli & C Officine Meccaniche SpA (d)	3,431	111,373
De’ Longhi SpA	13,473	455,071
doValue SpA	7,705	29,226
Elica SpA	11,044	27,703
Emak SpA (d)	23,063	27,960
Enav SpA	38,399	145,556
ERG SpA (d)	7,855	250,682
Esprinet SpA (d)	9,278	56,289
Eurotech SpA (a) (d)	10,078	27,432
Fila SpA	3,057	29,625
Fincantieri SpA (a) (d)	93,136	57,364
FNM SpA	55,327	27,634
Geox SpA (a) (d)	34,378	27,738
Gruppo MutuiOnline SpA	4,757	167,780
Hera SpA	200,555	658,142
IMMSI SpA (d)	51,196	32,213
Intercos SpA	700	11,066
Interpump Group SpA	15,233	789,096
Iren SpA	173,436	377,978
Italgas SpA	126,621	725,398
Italmobiliare SpA (d)	4,207	128,918
Iveco Group NV (a)	40,291	362,923
IVS Group SA (d)	7,886	47,552
Leonardo SpA	107,918	1,780,447
LU-VE SpA	1,991	50,764
Maire Tecnimont SpA	42,334	230,121
MFE-MediaForEurope NV - Class A	36,806	95,813
MFE-MediaForEurope NV - Class B (d)	15,815	57,054
Openjobmetis SpA agenzia per il lavoro	1,209	21,367
OVS SpA (d)	54,328	136,246
Pharmanutra SpA	826	51,518
Piaggio & C SpA	43,925	144,471
Pirelli & C SpA	71,853	391,407
RAI Way SpA	24,727	139,521
Reply SpA	5,783	764,213
Rizzoli Corriere Della Sera Mediagroup SpA	39,016	31,906
Sabaf SpA (a)	3,059	58,571
Safilo Group SpA (a)	12,212	12,320
Salcef Group SpA	457	12,440
Salvatore Ferragamo SpA (d)	10,353	139,861
Sanlorenzo SpA	813	38,013
Saras SpA (d)	169,450	302,828
Sesa SpA	2,065	281,111
Sogefi SpA (a)	24,822	56,113
SOL SpA	10,262	315,302
Spaxs SpA (a) (d)	12,140	73,106
Tamburi Investment Partners SpA	24,878	255,431
Technogym SpA	31,905	319,787
Telecom Italia SpA (a) (d)	1,819,770	592,120
Tinexta Spa	798	17,912
Tod’s SpA (a)	574	21,683

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Uni Land SpA (a) (b) (c)	4,937	$0
Unieuro SpA (d)	3,192	36,586
Unipol Gruppo SpA	98,029	558,687
UnipolSai Assicurazioni SpA	48,949	122,137
Webuild SpA (d)	70,140	141,514
Zignago Vetro SpA	6,769	106,668

		22,614,461

Japan—24.4%
&Do Holdings Co. Ltd.	1,400	10,257
77 Bank Ltd.	13,300	327,050
A&D HOLON Holdings Co. Ltd.	6,000	76,298
Access Co. Ltd. (a)	2,300	13,488
Achilles Corp.	3,700	40,433
Ad-sol Nissin Corp.	1,900	20,965
Adastria Co. Ltd.	6,340	156,298
ADEKA Corp.	20,600	418,105
Adtec Plasma Technology Co. Ltd.	600	7,777
Advan Group Co. Ltd.	6,700	50,850
Advanced Media, Inc.	1,200	16,069
Adventure, Inc.	600	23,566
Aeon Delight Co. Ltd.	5,100	128,586
Aeon Fantasy Co. Ltd. (d)	2,400	44,478
AEON Financial Service Co. Ltd.	12,700	113,767
Aeon Hokkaido Corp.	4,800	31,495
Aeon Kyushu Co. Ltd.	600	10,170
Aeria, Inc. (d)	2,200	4,653
AFC-HD AMS Life Science Co. Ltd.	1,900	10,764
Agro-Kanesho Co. Ltd.	1,000	10,905
Ahresty Corp.	5,200	25,865
Ai Holdings Corp. (d)	9,200	152,238
Aica Kogyo Co. Ltd.	13,000	314,942
Aichi Corp.	9,000	69,401
Aichi Financial Group, Inc.	7,714	125,741
Aichi Steel Corp.	2,700	60,587
Aichi Tokei Denki Co. Ltd.	2,200	36,429
Aida Engineering Ltd.	13,300	77,557
Aiful Corp.	51,900	139,657
Ain Holdings, Inc.	5,700	180,647
Ainavo Holdings Co. Ltd.	1,100	9,393
Aiphone Co. Ltd.	3,000	57,438
Airport Facilities Co. Ltd.	7,500	31,326
Airtrip Corp. (d)	2,500	32,742
Aisan Industry Co. Ltd.	8,700	72,303
AIT Corp.	1,600	19,545
Aizawa Securities Group Co. Ltd.	6,800	56,254
Ajis Co. Ltd.	500	8,113
Akatsuki Corp.	8,100	25,393
Akatsuki, Inc.	2,100	37,597
Akebono Brake Industry Co. Ltd. (a)	17,400	13,823
Akita Bank Ltd.	4,100	55,137
Albis Co. Ltd.	1,600	29,788
Alconix Corp.	6,400	60,279
Alinco, Inc.	4,600	32,660
Alleanza Holdings Co. Ltd.	1,400	10,349
Alpen Co. Ltd. (d)	4,800	66,041

Japan—(Continued)
Alpha Corp.	2,200	21,294
AlphaPolis Co. Ltd. (a)	400	6,514
Alps Alpine Co. Ltd.	39,000	338,692
Alps Logistics Co. Ltd.	4,800	56,462
Altech Corp. (d)	4,520	85,149
Amano Corp.	14,400	340,623
Amiyaki Tei Co. Ltd.	1,100	29,820
Amuse, Inc.	2,800	29,406
Amvis Holdings, Inc.	3,700	78,413
Anabuki Kosan, Inc.	800	11,380
Anest Iwata Corp.	10,400	81,587
AnGes, Inc. (a) (d)	13,200	6,736
Anicom Holdings, Inc.	15,600	59,965
Anritsu Corp.	28,100	270,403
AOI Electronics Co. Ltd.	1,100	22,080
AOKI Holdings, Inc.	9,300	75,117
Aoyama Trading Co. Ltd.	10,400	108,965
Aoyama Zaisan Networks Co. Ltd.	2,800	20,558
Aozora Bank Ltd. (d)	12,200	264,440
Apaman Co. Ltd.	2,100	6,642
Arakawa Chemical Industries Ltd.	4,600	33,097
Arata Corp.	7,600	167,139
ARCLANDS Corp. (d)	9,680	115,120
Arcs Co. Ltd.	10,864	214,145
ARE Holdings, Inc.	18,800	259,786
Arealink Co. Ltd. (d)	3,100	59,069
Argo Graphics, Inc.	4,800	124,270
Arisawa Manufacturing Co. Ltd.	9,400	69,829
Artience Co. Ltd.	8,900	165,587
Artiza Networks, Inc.	1,800	8,687
Artnature, Inc.	5,000	28,378
Aruhi Corp.	2,000	11,648
As One Corp.	6,700	265,454
Asahi Broadcasting Group Holdings Corp.	2,400	11,300
Asahi Co. Ltd.	4,500	40,406
Asahi Diamond Industrial Co. Ltd.	11,800	70,395
Asahi Intelligence Service Co. Ltd.	100	939
Asahi Kogyosha Co. Ltd.	2,400	51,873
Asahi Net, Inc.	5,000	21,805
Asahi Printing Co. Ltd.	400	2,537
Asahi Yukizai Corp.	3,900	104,349
Asahipen Corp.	400	5,003
Asanuma Corp.	3,900	106,615
Asax Co. Ltd.	3,200	15,995
Ascentech KK	1,400	4,964
Ashimori Industry Co. Ltd.	1,600	22,775
Asia Pile Holdings Corp.	3,800	18,911
ASKA Pharmaceutical Holdings Co. Ltd.	6,200	78,345
ASKUL Corp.	9,200	139,918
Astena Holdings Co. Ltd.	9,000	30,357
Atsugi Co. Ltd. (a)	6,100	22,188
Aucnet, Inc. (d)	2,700	34,916
Autobacs Seven Co. Ltd.	18,100	200,062
Avant Group Corp.	5,800	58,318
Avantia Co. Ltd.	3,000	18,707
Avex, Inc.	7,600	73,598
Awa Bank Ltd.	8,800	146,867

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Axial Retailing, Inc.	4,400	$129,475
Axyz Co. Ltd.	500	10,199
AZ-COM MARUWA Holdings, Inc.	7,400	80,059
Bando Chemical Industries Ltd.	9,100	99,872
Bank of Iwate Ltd.	3,700	65,514
Bank of Kochi Ltd.	1,600	10,587
Bank of Nagoya Ltd.	2,500	96,437
Bank of Saga Ltd.	2,600	33,991
Bank of the Ryukyus Ltd.	9,200	72,127
Base Co. Ltd.	600	15,659
Beauty Garage, Inc.	1,600	24,975
Belc Co. Ltd.	2,800	124,084
Bell System24 Holdings, Inc.	8,200	101,679
Belluna Co. Ltd.	14,700	64,745
Benefit One, Inc.	3,900	58,514
Benesse Holdings, Inc.	6,800	125,544
Bengo4.com, Inc. (a) (d)	1,400	42,995
Bic Camera, Inc.	18,000	171,428
BML, Inc.	6,100	129,522
Bookoff Group Holdings Ltd. (d)	3,500	28,240
Bourbon Corp.	2,100	34,178
BP Castrol KK	2,600	15,996
Br Holdings Corp.	7,400	18,615
BrainPad, Inc.	3,300	25,718
Bull-Dog Sauce Co. Ltd.	1,200	18,254
Bunka Shutter Co. Ltd.	13,200	131,307
Business Brain Showa-Ota, Inc.	2,600	40,157
Business Engineering Corp.	800	23,330
BuySell Technologies Co. Ltd. (d)	400	9,096
C Uyemura & Co. Ltd.	2,800	218,707
CAC Holdings Corp.	3,500	43,111
Canare Electric Co. Ltd.	800	8,666
Canon Electronics, Inc.	5,000	72,486
Careerlink Co. Ltd.	1,000	16,667
Carenet, Inc. (d)	3,600	27,921
Carlit Holdings Co. Ltd.	5,500	36,127
Carta Holdings, Inc. (d)	900	8,509
Casa, Inc.	1,000	6,364
Casio Computer Co. Ltd.	3,800	32,994
Cawachi Ltd.	3,300	62,053
CDS Co. Ltd.	700	8,381
CellSource Co. Ltd. (d)	600	5,432
Celsys, Inc.	6,900	35,108
Central Automotive Products Ltd.	3,000	88,459
Central Glass Co. Ltd.	5,100	96,200
Central Security Patrols Co. Ltd.	2,300	41,460
Central Sports Co. Ltd.	2,400	41,685
Ceres, Inc. (d)	1,600	13,793
Change Holdings, Inc.	5,500	55,165
Charm Care Corp. KK	3,800	34,033
Chiba Kogyo Bank Ltd.	9,300	52,056
Chilled & Frozen Logistics Holdings Co. Ltd.	2,800	28,638
Chino Corp.	2,700	41,765
Chiyoda Co. Ltd.	5,800	35,296
Chiyoda Corp. (a)	38,700	93,339
Chiyoda Integre Co. Ltd.	2,500	49,533
Chofu Seisakusho Co. Ltd. (d)	5,100	73,456

Japan—(Continued)
Chori Co. Ltd.	3,600	71,957
Chubu Shiryo Co. Ltd.	6,800	52,796
Chudenko Corp.	6,600	120,488
Chuetsu Pulp & Paper Co. Ltd.	1,900	24,808
Chugai Ro Co. Ltd.	1,400	23,157
Chugin Financial Group, Inc.	32,800	232,493
Chugoku Electric Power Co., Inc.	34,400	246,224
Chugoku Marine Paints Ltd.	9,800	114,724
Chuo Gyorui Co. Ltd.	200	4,381
Chuo Spring Co. Ltd.	4,300	21,093
CI Takiron Corp.	11,000	51,141
Citizen Watch Co. Ltd.	45,800	272,258
CKD Corp.	9,700	174,141
Cleanup Corp.	7,300	35,406
CMIC Holdings Co. Ltd.	3,100	58,010
CMK Corp.	12,600	73,963
COLOPL, Inc.	7,200	30,135
Colowide Co. Ltd.	19,300	303,608
Como Co. Ltd.	400	7,875
Computer Engineering & Consulting Ltd.	1,500	16,608
Computer Institute of Japan Ltd.	8,160	37,333
Comture Corp.	5,900	77,131
Core Corp.	2,500	31,065
Corona Corp.	4,400	29,720
Cosel Co. Ltd.	8,100	78,748
Cosmos Initia Co. Ltd.	3,500	23,193
Cota Co. Ltd.	5,473	60,854
CRE, Inc.	2,100	20,967
Create Medic Co. Ltd.	1,800	11,382
Create Restaurants Holdings, Inc.	29,400	227,619
Create SD Holdings Co. Ltd.	5,600	121,565
Creek & River Co. Ltd.	2,700	41,957
Cresco Ltd.	4,000	54,308
Cross Cat Co. Ltd.	1,400	10,697
CTI Engineering Co. Ltd. (d)	2,900	107,876
CTS Co. Ltd.	7,700	35,461
Cube System, Inc.	2,500	19,475
Curves Holdings Co. Ltd.	13,000	59,967
Cybozu, Inc. (d)	5,300	81,645
Dai Nippon Toryo Co. Ltd.	6,000	43,341
Dai-Dan Co. Ltd.	7,800	78,756
Daicel Corp.	19,000	183,580
Daido Kogyo Co. Ltd.	2,000	10,284
Daido Metal Co. Ltd.	13,400	52,151
Daido Steel Co. Ltd.	31,500	334,216
Daihatsu Diesel Manufacturing Co. Ltd.	6,700	46,689
Daihen Corp.	5,200	237,191
Daiho Corp.	1,900	50,006
Daiichi Jitsugyo Co. Ltd.	6,000	83,496
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	5,000	34,968
Daiichikosho Co. Ltd.	6,700	98,924
Daiken Medical Co. Ltd.	4,400	15,978
Daiki Aluminium Industry Co. Ltd.	7,000	58,467
Daiki Axis Co. Ltd. (d)	1,300	6,614
Daiko Denshi Tsushin Ltd.	1,300	8,427
Daikoku Denki Co. Ltd. (d)	2,700	63,872
Daikokutenbussan Co. Ltd.	1,300	69,318

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Daikyonishikawa Corp.	11,600	$56,092
Dainichi Co. Ltd.	4,100	20,528
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	4,000	71,543
Daio Paper Corp.	16,200	128,771
Daiseki Co. Ltd.	10,939	302,936
Daishi Hokuetsu Financial Group, Inc.	9,200	249,764
Daishinku Corp.	7,400	44,985
Daisue Construction Co. Ltd.	2,300	22,043
Daito Bank Ltd.	1,400	7,340
Daito Pharmaceutical Co. Ltd.	4,356	58,771
Daitron Co. Ltd.	2,400	47,625
Daiwa Industries Ltd.	7,700	82,281
Daiwabo Holdings Co. Ltd.	21,400	467,263
DCM Holdings Co. Ltd.	25,300	231,782
Dear Life Co. Ltd.	7,500	48,520
Delica Foods Holdings Co. Ltd.	600	2,483
DeNA Co. Ltd.	19,200	187,147
Denka Co. Ltd.	11,800	208,550
Densan System Holdings Co. Ltd.	1,700	33,299
Dentsu Soken, Inc.	1,600	66,151
Denyo Co. Ltd.	4,800	78,824
Dexerials Corp.	14,500	421,752
DIC Corp. (d)	14,500	284,483
Digital Arts, Inc.	2,900	105,164
Digital Hearts Holdings Co. Ltd.	2,600	18,587
Digital Holdings, Inc.	2,100	18,611
Digital Information Technologies Corp.	2,100	24,069
Dip Corp.	9,500	215,676
Direct Marketing MiX, Inc.	3,000	9,374
DKK Co. Ltd.	2,600	40,920
DKS Co. Ltd.	2,800	38,882
DMG Mori Co. Ltd. (d)	23,300	444,470
DMW Corp.	700	18,452
Doshisha Co. Ltd.	6,600	97,391
Double Standard, Inc.	1,400	15,503
Doutor Nichires Holdings Co. Ltd.	7,600	117,189
Dowa Holdings Co. Ltd.	6,400	233,263
Drecom Co. Ltd.	2,700	16,254
DTS Corp.	10,700	266,795
Duskin Co. Ltd.	10,900	258,840
DyDo Group Holdings, Inc.	2,700	111,901
E-Guardian, Inc. (d)	1,000	11,409
Eagle Industry Co. Ltd.	6,200	70,175
EAT&HOLDINGS Co. Ltd.	1,400	20,860
Ebara Foods Industry, Inc.	700	14,125
Ebara Jitsugyo Co. Ltd.	3,000	62,809
Ebase Co. Ltd.	4,800	26,518
Eco’s Co. Ltd.	2,100	35,824
EDION Corp. (d)	18,800	209,445
EF-ON, Inc.	6,100	19,403
eGuarantee, Inc.	8,200	118,757
Ehime Bank Ltd.	7,600	54,241
Eidai Co. Ltd.	10,000	15,740
Eiken Chemical Co. Ltd.	7,500	90,973
Eizo Corp.	4,400	153,564
Elan Corp.	8,200	64,750
Elecom Co. Ltd.	11,700	145,417

Japan—(Continued)
Elematec Corp.	4,700	58,290
EM Systems Co. Ltd.	3,500	17,271
en Japan, Inc.	8,300	159,962
Endo Lighting Corp.	2,600	22,071
Enplas Corp.	1,700	143,647
Entrust, Inc.	1,500	8,400
eRex Co. Ltd. (d)	8,000	44,379
ES-Con Japan Ltd. (a)	6,700	44,171
Eslead Corp.	2,000	48,635
ESPEC Corp.	5,700	94,999
Exedy Corp.	7,700	141,248
EXEO Group, Inc.	13,700	304,087
Ezaki Glico Co. Ltd. (d)	12,600	372,646
F&M Co. Ltd.	1,600	22,558
F-Tech, Inc.	6,000	26,976
FALCO HOLDINGS Co. Ltd.	2,300	34,064
Fancl Corp.	9,900	166,306
FCC Co. Ltd.	9,200	113,185
FDK Corp. (a)	3,600	17,850
Feed One Co. Ltd.	8,276	47,754
Ferrotec Holdings Corp.	11,700	219,748
Fibergate, Inc.	1,800	11,719
FIDEA Holdings Co. Ltd.	5,050	54,044
Financial Partners Group Co. Ltd.	8,200	97,545
FINDEX, Inc.	3,900	28,393
First Bank of Toyama Ltd.	10,700	58,282
First Brothers Co. Ltd. (d)	900	6,477
First Juken Co. Ltd.	1,600	11,804
First-Corp., Inc.	1,600	8,253
Fixstars Corp.	4,100	37,393
FJ Next Holdings Co. Ltd.	3,800	30,070
Focus Systems Corp.	2,900	20,438
Food & Life Cos. Ltd.	21,600	442,684
Forval Corp.	1,900	19,486
Foster Electric Co. Ltd.	5,600	41,522
FP Corp.	3,600	75,729
France Bed Holdings Co. Ltd.	7,900	74,749
FreakOut Holdings, Inc. (a)	800	4,911
Freebit Co. Ltd.	2,100	21,627
Freund Corp.	2,400	13,806
FTGroup Co. Ltd.	1,500	12,613
Fudo Tetra Corp.	4,130	66,137
Fuji Corp.	18,800	309,895
Fuji Corp. Ltd.	8,600	43,024
Fuji Kyuko Co. Ltd.	5,300	158,272
Fuji Media Holdings, Inc.	6,000	66,596
Fuji Oil Co. Ltd.	16,800	43,408
Fuji Oil Holdings, Inc.	10,600	182,403
Fuji Pharma Co. Ltd.	4,600	56,669
Fuji Seal International, Inc.	12,100	146,913
Fuji Soft, Inc.	2,000	83,653
Fujibo Holdings, Inc.	2,800	74,405
Fujicco Co. Ltd.	5,700	78,349
Fujikura Composites, Inc.	5,800	56,568
Fujikura Kasei Co. Ltd.	9,500	28,790
Fujikura Ltd.	36,600	280,413
Fujimi, Inc.	9,900	219,139

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Fujimori Kogyo Co. Ltd.	4,400	$117,654
Fujisash Co. Ltd.	24,500	12,515
Fujishoji Co. Ltd.	1,300	10,882
Fujita Kanko, Inc. (a) (d)	400	16,682
Fujitsu General Ltd.	5,000	82,070
Fujiya Co. Ltd. (d)	3,300	56,954
FuKoKu Co. Ltd.	4,000	38,025
Fukuda Corp. (d)	1,700	60,553
Fukuda Denshi Co. Ltd.	4,200	219,169
Fukui Bank Ltd.	5,400	62,994
Fukui Computer Holdings, Inc.	2,700	48,106
Fukushima Bank Ltd.	11,200	18,554
Fukushima Galilei Co. Ltd.	3,800	131,158
Fukuyama Transporting Co. Ltd.	3,200	91,801
FULLCAST Holdings Co. Ltd.	5,400	70,006
Funai Soken Holdings, Inc. (d)	10,370	188,093
Furukawa Battery Co. Ltd.	5,000	30,909
Furukawa Co. Ltd.	7,700	103,924
Furukawa Electric Co. Ltd.	16,000	250,854
Furuno Electric Co. Ltd.	6,900	90,753
Furuya Metal Co. Ltd.	1,100	74,289
Furyu Corp.	4,300	42,360
Fuso Chemical Co. Ltd. (d)	4,600	135,828
Fuso Pharmaceutical Industries Ltd.	2,600	34,834
Futaba Corp.	10,200	37,840
Futaba Industrial Co. Ltd.	13,900	79,439
Future Corp.	11,200	139,954
Fuyo General Lease Co. Ltd.	1,500	129,920
G-7 Holdings, Inc.	5,800	49,258
G-Tekt Corp.	6,500	78,878
Gakken Holdings Co. Ltd.	6,400	44,709
Gakkyusha Co. Ltd.	2,800	39,956
Gecoss Corp.	4,600	34,494
Genki Sushi Co. Ltd.	3,200	69,913
Genky DrugStores Co. Ltd.	2,400	92,792
Geo Holdings Corp.	6,000	90,151
Gift Holdings, Inc.	1,600	29,185
GL Sciences, Inc.	1,300	23,281
GLOBERIDE, Inc.	5,200	73,837
Glory Ltd.	11,100	211,305
GMO Financial Gate, Inc.	400	29,537
GMO Financial Holdings, Inc. (d)	8,000	42,629
GMO GlobalSign Holdings KK	1,000	19,352
GMO internet group, Inc.	4,900	88,781
Godo Steel Ltd.	2,300	74,895
Goldcrest Co. Ltd.	3,830	59,886
Golf Digest Online, Inc. (d)	900	4,347
Good Com Asset Co. Ltd.	3,200	16,415
Grandy House Corp.	3,600	15,663
gremz, Inc.	900	13,359
GS Yuasa Corp.	15,900	223,094
GSI Creos Corp.	2,800	43,312
Gun-Ei Chemical Industry Co. Ltd.	1,800	39,537
GungHo Online Entertainment, Inc.	10,500	174,743
Gunma Bank Ltd.	79,600	388,822
Gunze Ltd.	3,700	131,047
H-One Co. Ltd.	6,000	33,461

Japan—(Continued)
H.U. Group Holdings, Inc.	14,400	271,651
H2O Retailing Corp.	22,000	237,898
HABA Laboratories, Inc.	700	10,778
Hagihara Industries, Inc.	4,000	40,898
Hagiwara Electric Holdings Co. Ltd. - Class C	2,400	82,549
Hakudo Co. Ltd.	2,400	39,547
Hakuto Co. Ltd.	3,100	119,047
Halows Co. Ltd.	2,100	63,780
Hamakyorex Co. Ltd.	4,600	129,390
Hamee Corp. (d)	1,800	12,696
Handsman Co. Ltd.	800	5,343
Hanwa Co. Ltd.	8,000	282,615
Happinet Corp.	4,100	80,151
Hard Off Corp. Co. Ltd.	3,700	43,951
Harima Chemicals Group, Inc.	4,300	24,804
Harmonic Drive Systems, Inc.	1,200	35,232
Hashimoto Sogyo Holdings Co. Ltd.	1,400	12,866
Hazama Ando Corp.	42,990	339,469
Heiwa Corp.	15,000	222,931
Heiwa Real Estate Co. Ltd.	5,700	152,036
Heiwado Co. Ltd.	7,500	113,301
Hennge KK (a)	600	5,110
HI-LEX Corp.	5,500	52,888
Hibiya Engineering Ltd. (d)	5,100	89,125
Hiday Hidaka Corp.	500	10,069
Himaraya Co. Ltd.	2,600	16,924
Hino Motors Ltd. (a)	13,800	45,168
Hioki EE Corp. (d)	2,600	116,134
Hirakawa Hewtech Corp.	2,000	18,769
Hirano Tecseed Co. Ltd. (d)	1,300	16,555
Hirata Corp.	1,000	44,445
Hirogin Holdings, Inc.	61,700	394,168
Hirose Tusyo, Inc.	300	6,342
Hiroshima Electric Railway Co. Ltd.	1,500	8,167
Hiroshima Gas Co. Ltd.	7,000	18,975
Hisaka Works Ltd.	5,500	35,936
Hitachi Zosen Corp.	41,300	273,786
Hito Communications Holdings, Inc.	1,700	14,702
Hochiki Corp.	4,600	57,020
Hodogaya Chemical Co. Ltd.	1,800	47,402
Hogy Medical Co. Ltd.	3,700	94,735
Hokkaido Electric Power Co., Inc.	46,200	204,193
Hokkaido Gas Co. Ltd.	3,900	60,815
Hokkan Holdings Ltd.	3,300	38,012
Hokko Chemical Industry Co. Ltd.	4,800	36,475
Hokkoku Financial Holdings, Inc.	4,400	144,046
Hokuetsu Corp. (d)	27,800	278,924
Hokuetsu Industries Co. Ltd. (d)	5,900	105,376
Hokuhoku Financial Group, Inc.	25,600	276,530
Hokuriku Electric Industry Co. Ltd.	2,800	27,013
Hokuriku Electric Power Co. (a)	47,000	243,833
Hokuriku Electrical Construction Co. Ltd.	3,600	26,044
Hokuriku Gas Co. Ltd.	1,000	24,016
Hokuto Corp.	6,300	77,538
Honeys Holdings Co. Ltd.	4,630	57,207
Honma Golf Ltd.	27,000	11,274
Hoosiers Holdings Co. Ltd.	8,000	60,260

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Horiba Ltd.	2,200	$171,416
Hoshi Iryo-Sanki Co. Ltd.	300	8,537
Hosiden Corp.	11,800	143,483
Hosokawa Micron Corp.	3,600	100,444
Hotland Co. Ltd.	3,200	42,967
House Foods Group, Inc.	2,400	52,951
Howa Machinery Ltd.	4,400	23,791
HS Holdings Co. Ltd.	5,000	35,732
Hyakugo Bank Ltd.	49,600	187,121
Hyakujushi Bank Ltd.	5,800	98,791
I’ll, Inc.	900	20,312
I’rom Group Co. Ltd.	2,700	38,400
i-mobile Co. Ltd.	5,400	17,434
I-NE Co. Ltd.	800	13,902
I-Net Corp.	3,520	46,036
I-PEX, Inc. (d)	3,100	33,786
IBJ, Inc.	4,900	24,604
Ichigo, Inc.	9,600	22,955
Ichiken Co. Ltd.	1,800	29,174
Ichikoh Industries Ltd.	9,000	32,215
Ichimasa Kamaboko Co. Ltd.	1,100	5,801
Ichinen Holdings Co. Ltd.	5,200	57,563
Ichiyoshi Securities Co. Ltd.	10,100	50,591
Icom, Inc.	2,000	50,949
ID Holdings Corp.	3,899	46,509
Idec Corp.	7,500	152,349
IDOM, Inc.	17,200	118,314
Iino Kaiun Kaisha Ltd.	18,200	152,736
IJTT Co. Ltd. (d)	9,000	54,769
Imagica Group, Inc.	4,500	20,297
Imasen Electric Industrial	2,000	9,431
Imuraya Group Co. Ltd.	2,900	48,540
Inaba Denki Sangyo Co. Ltd.	13,000	312,776
Inaba Seisakusho Co. Ltd. (d)	3,200	33,225
Inabata & Co. Ltd.	10,400	231,204
Inageya Co. Ltd.	800	7,197
Ines Corp.	5,100	58,125
Infocom Corp.	4,500	78,908
Innotech Corp.	3,900	46,359
Insource Co. Ltd. (d)	11,200	69,958
Intage Holdings, Inc. (d)	2,600	29,897
Integrated Design & Engineering Holdings Co. Ltd.	3,400	81,498
Intelligent Wave, Inc. (d)	3,400	25,108
Inter Action Corp.	2,700	20,689
Inui Global Logistics Co. Ltd. (d)	3,000	23,015
IR Japan Holdings Ltd.	2,000	21,575
Iriso Electronics Co. Ltd.	5,500	143,882
ISB Corp.	400	4,155
Ise Chemicals Corp.	600	36,454
Iseki & Co. Ltd.	5,700	43,633
Ishihara Chemical Co. Ltd.	1,200	15,621
Ishihara Sangyo Kaisha Ltd.	7,600	72,368
Ishii Iron Works Co. Ltd.	900	17,330
Ishizuka Glass Co. Ltd.	500	11,928
Itfor, Inc.	7,800	66,023
ITmedia, Inc.	1,500	10,387
Itochu Enex Co. Ltd.	13,300	144,798

Japan—(Continued)
Itochu-Shokuhin Co. Ltd.	1,600	89,575
Itoham Yonekyu Holdings, Inc.	5,900	161,339
Itoki Corp. (d)	9,900	94,165
IwaiCosmo Holdings, Inc.	5,100	66,319
Iwaki Co. Ltd.	1,300	19,076
Iwatsuka Confectionery Co. Ltd.	1,000	35,886
Iyogin Holdings, Inc.	35,300	236,407
Izumi Co. Ltd.	7,400	189,588
J Trust Co. Ltd. (d)	16,800	54,552
J-Lease Co. Ltd.	600	9,128
J-Oil Mills, Inc.	5,700	78,083
J-Stream, Inc.	1,000	2,670
JAC Recruitment Co. Ltd.	15,600	71,721
Jaccs Co. Ltd. (d)	5,700	209,302
JAFCO Group Co. Ltd.	8,900	103,911
JANOME Corp.	7,099	34,083
Japan Aviation Electronics Industry Ltd.	12,300	280,355
Japan Cash Machine Co. Ltd.	1,200	11,197
Japan Communications, Inc. (a)	35,600	57,434
Japan Electronic Materials Corp.	2,400	30,661
Japan Elevator Service Holdings Co. Ltd.	17,300	286,059
Japan Foundation Engineering Co. Ltd.	7,900	24,414
Japan Investment Adviser Co. Ltd. (d)	3,200	30,087
Japan Lifeline Co. Ltd.	15,500	138,503
Japan Material Co. Ltd.	15,600	276,415
Japan Medical Dynamic Marketing, Inc.	4,400	23,644
Japan Oil Transportation Co. Ltd.	700	14,207
Japan Petroleum Exploration Co. Ltd.	8,800	326,124
Japan Property Management Center Co. Ltd.	4,100	32,517
Japan Pulp & Paper Co. Ltd.	2,700	95,022
Japan Pure Chemical Co. Ltd.	500	8,626
Japan Securities Finance Co. Ltd.	20,400	223,673
Japan Steel Works Ltd.	3,800	65,807
Japan Transcity Corp.	9,700	42,174
Japan Wool Textile Co. Ltd.	12,600	119,771
Jastec Co. Ltd.	4,300	43,487
JBCC Holdings, Inc.	3,800	99,749
JCU Corp.	5,700	160,512
Jeol Ltd.	9,700	423,872
JFE Systems, Inc.	700	18,134
JIG-SAW, Inc. (a) (d)	900	29,444
Jimoto Holdings, Inc.	6,790	26,495
JINS Holdings, Inc. (d)	3,200	106,475
JINUSHI Co. Ltd. (d)	3,500	54,099
JK Holdings Co. Ltd.	2,800	20,597
JM Holdings Co. Ltd.	3,200	50,247
JMS Co. Ltd.	6,400	22,775
Joban Kosan Co. Ltd. (a)	1,700	14,778
Joshin Denki Co. Ltd.	5,000	85,990
Joyful Honda Co. Ltd. (d)	11,900	155,653
JP-Holdings, Inc.	17,900	56,962
JSB Co. Ltd.	2,000	35,476
JSP Corp.	3,900	50,621
Juki Corp. (d)	7,200	23,551
Juroku Financial Group, Inc.	7,300	192,187
Justsystems Corp.	8,000	185,142
JVCKenwood Corp.	44,100	230,970

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
K&O Energy Group, Inc.	2,800	$43,967
K’s Holdings Corp.	30,100	281,910
Kadoya Sesame Mills, Inc.	800	20,619
Kaga Electronics Co. Ltd.	4,300	186,215
Kagome Co. Ltd.	6,400	142,324
Kakaku.com, Inc.	2,600	32,109
Kaken Pharmaceutical Co. Ltd.	5,200	123,734
Kakiyasu Honten Co. Ltd.	2,500	43,695
Kamakura Shinsho Ltd. (d)	3,700	14,479
Kameda Seika Co. Ltd.	3,500	101,781
Kamei Corp.	5,700	68,992
Kanaden Corp.	3,800	41,861
Kanagawa Chuo Kotsu Co. Ltd.	2,400	50,984
Kanamic Network Co. Ltd.	900	2,686
Kanamoto Co. Ltd.	7,600	157,354
Kandenko Co. Ltd.	21,900	213,686
Kaneka Corp.	11,100	281,383
Kaneko Seeds Co. Ltd.	1,300	12,892
Kanematsu Corp.	20,400	297,919
Kanemi Co. Ltd.	100	2,208
Kanto Denka Kogyo Co. Ltd.	12,100	73,418
Kappa Create Co. Ltd. (a)	1,000	12,077
Kasai Kogyo Co. Ltd. (a)	8,600	11,720
Katakura & Co.-op Agri Corp.	1,600	11,953
Katakura Industries Co. Ltd.	6,100	70,781
Katitas Co. Ltd. (d)	11,600	179,586
Kato Sangyo Co. Ltd.	6,000	195,177
Kato Works Co. Ltd.	3,800	33,941
Kawada Technologies, Inc.	900	41,609
Kawai Musical Instruments Manufacturing Co. Ltd.	1,600	40,307
KeePer Technical Laboratory Co. Ltd.	3,000	147,835
Keihanshin Building Co. Ltd.	8,200	82,565
Keihin Co. Ltd.	2,300	28,563
KEIWA, Inc. (d)	1,200	10,860
Keiyo Bank Ltd.	26,900	129,628
Kenko Mayonnaise Co. Ltd.	4,100	49,281
KFC Holdings Japan Ltd.	4,000	87,063
KH Neochem Co. Ltd. (d)	9,400	150,920
Ki-Star Real Estate Co. Ltd.	2,600	57,914
Kibun Foods, Inc.	1,500	12,943
Kimoto Co. Ltd.	14,900	20,589
Kimura Chemical Plants Co. Ltd.	3,300	17,467
King Jim Co. Ltd. (d)	1,400	8,627
Kintetsu Department Store Co. Ltd.	400	7,510
Kissei Pharmaceutical Co. Ltd.	6,800	148,648
Kita-Nippon Bank Ltd.	2,200	32,961
Kitagawa Corp. (a)	3,100	30,618
Kitano Construction Corp.	1,400	31,454
Kitz Corp. (d)	19,100	162,790
Kiyo Bank Ltd.	15,500	173,295
Koa Corp.	8,400	92,020
Koatsu Gas Kogyo Co. Ltd.	9,100	57,178
Kobe Electric Railway Co. Ltd. (a)	1,400	29,033
Kohnan Shoji Co. Ltd.	5,900	163,973
Kohsoku Corp.	3,300	48,907
Koike Sanso Kogyo Co. Ltd.	700	20,941
Kojima Co. Ltd. (d)	7,800	43,229

Japan—(Continued)
Kokuyo Co. Ltd.	20,100	326,394
Komatsu Matere Co. Ltd.	4,200	23,791
Komatsu Wall Industry Co. Ltd.	1,800	36,633
KOMEDA Holdings Co. Ltd.	12,600	244,993
Komehyo Holdings Co. Ltd.	1,300	35,606
Komeri Co. Ltd.	7,400	162,028
Komori Corp.	11,000	89,054
Konaka Co. Ltd.	7,300	20,851
Kondotec, Inc.	6,900	56,517
Konica Minolta, Inc. (a)	93,000	271,417
Konishi Co. Ltd.	13,000	124,377
Konoike Transport Co. Ltd.	6,900	95,258
Konoshima Chemical Co. Ltd.	600	5,935
Kosaido Holdings Co. Ltd.	18,500	99,490
Koshidaka Holdings Co. Ltd.	2,400	18,475
Kotobuki Spirits Co. Ltd.	13,000	198,571
Kotobukiya Co. Ltd. (d)	1,500	17,125
Kozo Keikaku Engineering, Inc.	1,200	32,312
KPP Group Holdings Co. Ltd.	3,700	17,871
Krosaki Harima Corp.	1,300	107,901
KRS Corp. (d)	4,400	28,124
KU Holdings Co. Ltd.	5,500	43,135
Kumagai Gumi Co. Ltd.	8,000	204,337
Kumiai Chemical Industry Co. Ltd.	10,995	62,832
Kunimine Industries Co. Ltd.	1,200	8,448
Kurabo Industries Ltd.	4,200	86,228
Kureha Corp.	11,400	232,491
Kurimoto Ltd.	2,800	60,932
Kuriyama Holdings Corp.	2,300	14,676
Kusuri No. Aoki Holdings Co. Ltd.	9,900	225,045
KYB Corp.	3,800	131,847
Kyodo Printing Co. Ltd.	2,100	48,044
Kyoei Steel Ltd.	4,700	66,424
Kyokuto Boeki Kaisha Ltd.	3,600	49,894
Kyokuto Kaihatsu Kogyo Co. Ltd.	8,800	122,358
Kyokuto Securities Co. Ltd.	4,100	27,932
Kyokuyo Co. Ltd.	2,700	72,130
Kyorin Pharmaceutical Co. Ltd.	10,200	128,613
KYORITSU Co. Ltd.	6,800	8,721
Kyoritsu Maintenance Co. Ltd. (d)	6,600	279,841
Kyosan Electric Manufacturing Co. Ltd.	12,600	42,079
Kyowa Electronic Instruments Co. Ltd.	8,000	22,843
Kyowa Leather Cloth Co. Ltd.	3,300	16,832
Kyudenko Corp.	8,900	320,272
Kyushu Financial Group, Inc.	49,100	282,989
LAC Co. Ltd.	5,900	29,466
Lacto Japan Co. Ltd.	1,400	19,030
LEC, Inc.	5,000	36,708
Leopalace21 Corp. (a)	39,300	119,000
Life Corp.	4,000	93,598
LIFULL Co. Ltd.	17,000	21,531
LIKE, Inc. (d)	2,100	21,726
Linical Co. Ltd.	2,600	9,735
Link & Motivation, Inc.	8,900	35,041
Lintec Corp.	10,500	204,395
LITALICO, Inc.	4,700	68,516
Look Holdings, Inc. (d)	2,200	36,011

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
M&A Capital Partners Co. Ltd.	3,600	$62,056
m-up Holdings, Inc.	7,400	56,348
Mabuchi Motor Co. Ltd. (d)	24,800	410,519
Macromill, Inc. (d)	12,100	67,153
Maeda Kosen Co. Ltd.	5,100	109,611
Maezawa Kasei Industries Co. Ltd. (d)	3,200	34,563
Maezawa Kyuso Industries Co. Ltd.	5,800	54,447
Makino Milling Machine Co. Ltd.	5,300	220,015
Management Solutions Co. Ltd.	1,800	43,769
Mandom Corp.	8,900	80,609
Mani, Inc.	18,500	279,351
MarkLines Co. Ltd.	3,000	62,469
Mars Group Holdings Corp.	2,200	38,395
Marubun Corp.	4,200	47,916
Marudai Food Co. Ltd.	4,700	54,166
Marufuji Sheet Piling Co. Ltd.	1,300	24,067
Maruha Nichiro Corp.	9,000	176,984
Maruichi Steel Tube Ltd.	9,300	241,447
MARUKA FURUSATO Corp.	993	18,499
Marumae Co. Ltd.	2,500	36,823
Marusan Securities Co. Ltd. (d)	16,400	97,891
Maruwa Co. Ltd.	1,300	270,652
Maruyama Manufacturing Co., Inc.	1,500	27,566
Maruzen CHI Holdings Co. Ltd.	11,900	27,739
Maruzen Co. Ltd.	900	17,671
Maruzen Showa Unyu Co. Ltd.	2,800	77,494
Marvelous, Inc.	9,500	47,993
Matching Service Japan Co. Ltd.	1,200	9,630
Matsuda Sangyo Co. Ltd.	3,600	61,074
Matsui Construction Co. Ltd.	6,400	37,968
Matsui Securities Co. Ltd.	31,000	160,965
Matsuyafoods Holdings Co. Ltd.	400	15,621
Max Co. Ltd.	7,700	178,992
Maxell Ltd.	12,900	142,607
Maxvalu Tokai Co. Ltd.	3,500	73,890
MCJ Co. Ltd.	17,300	134,399
MEC Co. Ltd.	4,200	130,319
Media Do Co. Ltd. (a)	2,100	21,431
Medical Data Vision Co. Ltd. (d)	6,800	31,451
Medical System Network Co. Ltd.	7,000	32,186
Medikit Co. Ltd.	1,300	26,711
Medius Holdings Co. Ltd.	1,800	9,830
Medley, Inc. (a)	1,000	31,059
MedPeer, Inc.	2,600	13,166
Megachips Corp.	4,200	138,933
Megmilk Snow Brand Co. Ltd.	10,800	161,762
Meidensha Corp.	9,000	154,962
Meiji Electric Industries Co. Ltd.	1,000	9,888
Meiji Shipping Group Co. Ltd.	4,300	23,172
Meiko Electronics Co. Ltd.	5,600	164,546
Meisei Industrial Co. Ltd.	9,900	75,122
MEITEC Group Holdings, Inc.	17,800	355,773
Meito Sangyo Co. Ltd.	3,000	36,046
Meiwa Corp. (d)	8,100	37,246
Meiwa Estate Co. Ltd.	5,200	44,752
Melco Holdings, Inc.	1,500	36,618
Members Co. Ltd.	1,800	12,241

Japan—(Continued)
Menicon Co. Ltd.	16,300	270,772
Mercuria Holdings Co. Ltd.	2,100	10,429
MetaReal Corp. (a)	1,400	11,531
METAWATER Co. Ltd.	3,600	55,744
Micronics Japan Co. Ltd. (d)	6,300	162,914
Midac Holdings Co. Ltd.	900	13,417
Mie Kotsu Group Holdings, Inc.	8,600	36,736
Mikuni Corp.	7,300	22,653
Milbon Co. Ltd. (d)	6,720	175,714
MIMAKI ENGINEERING Co. Ltd.	1,700	11,107
Mimasu Semiconductor Industry Co. Ltd.	4,400	99,457
Ministop Co. Ltd.	4,300	46,643
Miraial Co. Ltd.	2,900	29,403
Mirait One Corp.	21,880	287,949
Mirarth Holdings, Inc.	24,900	81,747
Miroku Jyoho Service Co. Ltd.	5,500	68,314
Mitani Corp.	22,700	313,528
Mitani Sekisan Co. Ltd.	2,100	70,926
Mito Securities Co. Ltd.	10,400	30,973
Mitsuba Corp.	9,300	64,332
Mitsubishi Kakoki Kaisha Ltd.	800	18,495
Mitsubishi Logisnext Co. Ltd.	8,400	82,021
Mitsubishi Logistics Corp.	7,800	234,394
Mitsubishi Materials Corp.	16,200	280,505
Mitsubishi Paper Mills Ltd.	8,800	34,438
Mitsubishi Pencil Co. Ltd.	8,200	121,383
Mitsubishi Research Institute, Inc.	2,000	65,499
Mitsubishi Shokuhin Co. Ltd.	4,300	146,114
Mitsubishi Steel Manufacturing Co. Ltd.	4,400	46,033
Mitsuboshi Belting Ltd.	4,400	136,465
Mitsui DM Sugar Holdings Co. Ltd. (d)	4,800	100,996
Mitsui E&S Co. Ltd.	24,900	124,247
Mitsui High-Tec, Inc. (d)	2,800	145,339
Mitsui Matsushima Holdings Co. Ltd. - Class C	3,100	57,904
Mitsui Mining & Smelting Co. Ltd.	13,900	426,414
Mitsui-Soko Holdings Co. Ltd.	5,700	189,738
Mitsuuroko Group Holdings Co. Ltd.	7,800	87,655
MIXI, Inc.	9,800	163,774
Miyaji Engineering Group, Inc.	2,900	65,614
Miyazaki Bank Ltd.	4,100	76,026
Miyoshi Oil & Fat Co. Ltd.	2,800	25,107
Mizuho Leasing Co. Ltd.	6,700	229,388
Mizuho Medy Co. Ltd. (d)	500	11,117
Mizuno Corp.	4,700	130,585
Mochida Pharmaceutical Co. Ltd.	4,700	108,792
Modec, Inc. (a)	800	13,124
Monex Group, Inc.	45,500	231,228
Money Partners Group Co. Ltd.	7,100	14,595
Monogatari Corp. (d)	7,800	242,078
MORESCO Corp.	2,500	22,886
Morinaga & Co. Ltd.	17,600	318,742
Morinaga Milk Industry Co. Ltd.	17,600	340,280
Moriroku Holdings Co. Ltd.	800	15,770
Morita Holdings Corp.	8,800	96,770
Morito Co. Ltd.	3,400	30,922
Morozoff Ltd.	1,800	48,470
Mortgage Service Japan Ltd.	1,200	4,387

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Mory Industries, Inc.	1,600	$47,423
MRK Holdings, Inc. (d)	15,600	11,836
MrMax Holdings Ltd.	8,400	37,203
Mugen Estate Co. Ltd. (d)	3,300	25,224
Murakami Corp.	2,500	72,894
Musashi Seimitsu Industry Co. Ltd.	13,400	143,000
Musashino Bank Ltd.	7,500	141,280
Mutoh Holdings Co. Ltd.	900	12,573
NAC Co. Ltd.	3,600	25,314
Nachi-Fujikoshi Corp.	3,800	98,811
Nafco Co. Ltd.	2,600	34,297
Nagano Keiki Co. Ltd.	4,200	60,586
Nagase & Co. Ltd.	21,400	342,530
Nagatanien Holdings Co. Ltd.	3,300	50,209
Nagawa Co. Ltd.	1,500	75,716
Naigai Trans Line Ltd. (d)	2,100	35,257
Nakabayashi Co. Ltd.	5,500	21,419
Nakamuraya Co. Ltd.	1,600	34,724
Nakanishi, Inc.	13,200	221,565
Nakano Corp.	4,000	13,330
Nakayama Steel Works Ltd.	6,300	36,360
Nakayamafuku Co. Ltd.	2,000	5,169
Namura Shipbuilding Co. Ltd.	11,256	100,734
Nankai Electric Railway Co. Ltd.	7,300	148,032
Nanto Bank Ltd.	6,300	108,841
Narasaki Sangyo Co. Ltd.	800	16,369
Natori Co. Ltd.	2,600	38,443
NEC Capital Solutions Ltd.	2,500	59,367
NEC Networks & System Integration Corp.	9,400	158,107
NET One Systems Co. Ltd.	17,100	291,526
Neturen Co. Ltd.	7,300	49,706
New Art Holdings Co. Ltd.	1,235	16,973
New Japan Chemical Co. Ltd. (a)	9,900	13,381
Nextage Co. Ltd. (d)	12,300	225,253
NexTone, Inc. (a)	700	6,057
NF Holdings Corp.	1,600	16,816
NHK Spring Co. Ltd.	46,900	397,001
Nicca Chemical Co. Ltd.	1,400	9,473
Nice Corp.	2,300	27,730
Nichia Steel Works Ltd.	9,100	20,556
Nichias Corp.	14,300	343,114
Nichiban Co. Ltd.	3,200	39,286
Nichicon Corp.	11,800	108,281
Nichiden Corp.	3,500	71,150
Nichiha Corp.	6,800	142,638
Nichimo Co. Ltd.	2,000	28,609
Nichireki Co. Ltd.	7,100	121,529
Nichirin Co. Ltd.	1,400	32,400
Nihon Chouzai Co. Ltd.	3,320	32,935
Nihon Dempa Kogyo Co. Ltd.	3,300	29,310
Nihon Dengi Co. Ltd.	400	13,068
Nihon Flush Co. Ltd.	6,000	38,562
Nihon House Holdings Co. Ltd.	10,000	20,852
Nihon Kagaku Sangyo Co. Ltd.	3,000	30,110
Nihon Kohden Corp.	5,000	157,916
Nihon M&A Center Holdings, Inc.	50,200	275,967
Nihon Nohyaku Co. Ltd.	11,900	54,417

Japan—(Continued)
Nihon Parkerizing Co. Ltd.	21,300	171,389
Nihon Plast Co. Ltd.	4,500	16,928
Nihon Tokushu Toryo Co. Ltd.	2,900	24,610
Nihon Yamamura Glass Co. Ltd. (a)	3,800	37,565
Nikkiso Co. Ltd. (d)	12,400	90,431
Nikko Co. Ltd.	9,000	44,182
Nikkon Holdings Co. Ltd.	14,100	307,524
Nippn Corp.	12,200	192,219
Nippon Air Conditioning Services Co. Ltd.	9,600	55,053
Nippon Aqua Co. Ltd.	3,000	18,814
Nippon Beet Sugar Manufacturing Co. Ltd.	2,900	40,093
Nippon Carbide Industries Co., Inc.	2,300	23,267
Nippon Carbon Co. Ltd. (d)	3,000	93,165
Nippon Chemi-Con Corp. (a)	5,900	54,790
Nippon Chemical Industrial Co. Ltd.	2,400	31,819
Nippon Coke & Engineering Co. Ltd. (a)	47,000	38,917
Nippon Computer Dynamics Co. Ltd.	1,700	15,621
Nippon Concept Corp.	1,500	17,339
Nippon Concrete Industries Co. Ltd.	14,000	31,796
Nippon Denko Co. Ltd.	29,065	56,782
Nippon Densetsu Kogyo Co. Ltd.	9,500	133,876
Nippon Dry-Chemical Co. Ltd.	1,000	19,796
Nippon Electric Glass Co. Ltd. (d)	17,600	377,795
Nippon Felt Co. Ltd.	8,600	25,662
Nippon Filcon Co. Ltd.	5,200	17,266
Nippon Fine Chemical Co. Ltd.	2,000	43,586
Nippon Gas Co. Ltd.	27,700	456,378
Nippon Hume Corp.	6,700	42,037
Nippon Kayaku Co. Ltd.	25,700	244,785
Nippon Kodoshi Corp.	1,600	19,779
Nippon Light Metal Holdings Co. Ltd.	15,500	192,275
Nippon Paper Industries Co. Ltd. (a)	23,800	212,881
Nippon Parking Development Co. Ltd. - Class C	53,400	72,562
Nippon Pillar Packing Co. Ltd.	4,700	147,954
Nippon Rietec Co. Ltd.	3,700	31,035
Nippon Road Co. Ltd.	4,500	65,255
Nippon Seiki Co. Ltd.	13,100	106,174
Nippon Seisen Co. Ltd.	700	24,024
Nippon Sharyo Ltd.	2,600	37,881
Nippon Sheet Glass Co. Ltd. (a)	15,100	61,190
Nippon Shokubai Co. Ltd.	3,100	119,445
Nippon Signal Company Ltd.	11,900	81,745
Nippon Soda Co. Ltd.	5,600	215,180
Nippon Thompson Co. Ltd.	15,700	62,628
Nippon Yakin Kogyo Co. Ltd.	3,500	104,334
Nipro Corp.	39,400	308,847
Nishi-Nippon Financial Holdings, Inc.	28,900	333,243
Nishi-Nippon Railroad Co. Ltd.	15,900	269,113
Nishikawa Rubber Co. Ltd.	1,200	14,809
Nishimatsu Construction Co. Ltd.	8,200	228,073
Nishimatsuya Chain Co. Ltd.	11,300	165,941
Nishimoto Co. Ltd. (d)	1,400	58,118
Nishio Holdings Co. Ltd.	5,200	150,954
Nissan Shatai Co. Ltd.	12,600	82,070
Nissan Tokyo Sales Holdings Co. Ltd.	11,000	35,894
Nissei ASB Machine Co. Ltd.	2,300	71,589
Nissei Plastic Industrial Co. Ltd.	4,500	35,340

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nissha Co. Ltd. (d)	11,100	$115,689
Nisshin Group Holdings Co. Ltd.	12,300	43,623
Nisshin Oillio Group Ltd.	5,900	179,392
Nisshinbo Holdings, Inc. (d)	31,620	256,245
Nissin Corp.	3,700	62,856
Nisso Holdings Co. Ltd.	1,400	7,876
Nissui Corp.	75,900	408,715
Nitta Corp.	5,000	130,035
Nitta Gelatin, Inc.	4,500	24,264
NITTAN Corp.	6,300	13,601
Nittetsu Mining Co. Ltd.	3,400	125,196
Nitto Boseki Co. Ltd. (d)	4,700	152,239
Nitto Fuji Flour Milling Co. Ltd.	800	27,323
Nitto Kogyo Corp.	6,900	175,784
Nitto Kohki Co. Ltd.	3,200	42,300
Nitto Seiko Co. Ltd.	8,900	33,156
Nittoc Construction Co. Ltd.	5,950	44,677
NJS Co. Ltd. (d)	2,200	42,365
Noevir Holdings Co. Ltd. (d)	3,200	116,556
Nohmi Bosai Ltd.	6,100	95,035
Nojima Corp.	16,800	208,332
NOK Corp.	4,700	62,461
Nomura Micro Science Co. Ltd. (d)	1,300	136,770
Noritake Co. Ltd.	2,500	121,055
Noritsu Koki Co. Ltd. (d)	4,600	97,633
Noritz Corp. (d)	7,600	81,310
North Pacific Bank Ltd.	60,100	150,671
NPR-RIKEN Corp.	6,864	108,056
NS Tool Co. Ltd.	4,800	33,978
NS United Kaiun Kaisha Ltd.	2,500	84,885
NSD Co. Ltd.	18,540	355,889
NSW, Inc.	1,900	38,246
NTN Corp.	92,700	170,305
Oat Agrio Co. Ltd. (d)	400	4,889
Obara Group, Inc.	2,700	72,166
Oenon Holdings, Inc. (d)	12,300	30,817
Ogaki Kyoritsu Bank Ltd.	9,400	125,714
Ohara, Inc.	1,600	12,290
Ohashi Technica, Inc.	3,800	49,191
Ohba Co. Ltd.	4,600	29,855
Ohsho Food Service Corp.	3,400	194,258
OIE Sangyo Co. Ltd.	800	9,882
Oiles Corp.	6,200	86,981
Oisix ra daichi, Inc. (a) (d)	5,600	53,925
Oita Bank Ltd.	3,600	64,092
Okabe Co. Ltd.	9,400	48,716
Okada Aiyon Corp.	1,900	33,179
Okamoto Industries, Inc.	2,800	98,605
Okamoto Machine Tool Works Ltd.	1,400	56,185
Okamura Corp.	15,700	242,114
Okasan Securities Group, Inc.	39,200	189,920
Oki Electric Industry Co. Ltd.	22,700	146,913
Okinawa Cellular Telephone Co.	6,400	153,451
Okinawa Electric Power Co., Inc.	13,527	106,843
Okinawa Financial Group, Inc.	4,760	78,971
OKUMA Corp.	6,400	274,976
Okumura Corp.	7,700	255,367

Japan—(Continued)
Okura Industrial Co. Ltd. (d)	2,300	41,569
Okuwa Co. Ltd.	7,400	43,361
Onoken Co. Ltd.	4,300	52,780
Onward Holdings Co. Ltd.	22,500	76,550
Open Up Group, Inc.	4,700	78,063
Optex Group Co. Ltd.	6,800	85,914
Optim Corp. (a)	4,200	24,528
Optorun Co. Ltd.	5,500	63,266
Organo Corp.	6,700	276,165
Oricon, Inc.	1,200	6,236
Orient Corp.	11,670	88,472
Oriental Shiraishi Corp.	33,400	80,442
Origin Co. Ltd.	2,200	19,116
Oro Co. Ltd. (d)	2,100	38,362
Osaka Organic Chemical Industry Ltd.	4,100	78,542
Osaka Soda Co. Ltd.	3,400	232,987
Osaka Steel Co. Ltd.	3,700	64,814
OSAKA Titanium Technologies Co. Ltd. (d)	1,400	26,931
Osaki Electric Co. Ltd.	11,700	53,056
OSG Corp.	21,400	305,917
OUG Holdings, Inc.	700	12,034
Outsourcing, Inc. (a) (d)	30,200	371,270
Oyo Corp.	4,900	71,120
Ozu Corp.	600	6,780
Pacific Industrial Co. Ltd.	10,200	92,666
Pacific Metals Co. Ltd. (a)	5,100	43,818
Pack Corp. (d)	3,900	93,449
PAL GROUP Holdings Co. Ltd.	8,600	149,662
PALTAC Corp.	2,500	79,206
Paraca, Inc.	300	4,130
Paramount Bed Holdings Co. Ltd.	10,700	209,747
Paris Miki Holdings, Inc.	10,600	38,682
Park24 Co. Ltd. (a)	15,800	201,933
Pasona Group, Inc.	6,200	115,782
PCI Holdings, Inc.	1,800	12,895
Pegasus Co. Ltd.	5,400	17,067
Penta-Ocean Construction Co. Ltd.	23,700	133,088
People Dreams & Technologies Group Co. Ltd.	1,400	17,134
PeptiDream, Inc. (a)	8,000	84,014
PIA Corp. (a)	500	11,892
Pickles Holdings Co. Ltd.	2,600	22,351
Pigeon Corp. (d)	31,900	367,093
Pilot Corp. (d)	5,800	172,536
Piolax, Inc.	7,300	120,310
Pole To Win Holdings, Inc.	7,900	27,022
PR Times Corp. (a)	700	8,981
Premium Group Co. Ltd.	7,800	100,418
Premium Water Holdings, Inc.	500	10,370
Press Kogyo Co. Ltd.	22,400	90,203
Pressance Corp.	4,000	45,082
Prestige International, Inc.	27,100	115,005
Prima Meat Packers Ltd.	6,700	111,569
Pro-Ship, Inc.	2,300	22,342
Procrea Holdings, Inc.	6,521	86,722
Pronexus, Inc.	5,100	47,570
Proto Corp.	7,500	71,793
PS Mitsubishi Construction Co. Ltd.	2,700	16,913

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Punch Industry Co. Ltd.	2,700	$7,837
QB Net Holdings Co. Ltd.	1,400	14,869
Qol Holdings Co. Ltd.	7,400	86,959
Quick Co. Ltd.	4,000	72,918
Raccoon Holdings, Inc.	4,100	18,815
Raito Kogyo Co. Ltd.	10,700	143,431
Raiznext Corp.	7,700	83,180
Rasa Industries Ltd.	2,600	38,726
Raysum Co. Ltd.	1,000	22,662
Relo Group, Inc.	10,300	123,971
Rengo Co. Ltd.	46,800	311,553
RENOVA, Inc. (a)	5,100	42,973
Resorttrust, Inc.	20,600	356,357
Restar Holdings Corp.	4,500	89,740
Retail Partners Co. Ltd.	4,300	50,724
Rheon Automatic Machinery Co. Ltd.	5,000	53,185
Rhythm Co. Ltd. (d)	2,500	52,437
Riberesute Corp.	4,300	22,950
Ricoh Leasing Co. Ltd.	3,500	120,294
Ride On Express Holdings Co. Ltd.	1,700	12,246
Right On Co. Ltd. (a) (d)	5,900	18,471
Riken Keiki Co. Ltd. (d)	3,700	180,216
Riken Technos Corp.	9,900	59,236
Riken Vitamin Co. Ltd.	5,400	85,483
Ringer Hut Co. Ltd.	600	10,012
Rion Co. Ltd.	2,200	37,968
Riso Kyoiku Co. Ltd.	34,770	55,897
Rock Field Co. Ltd.	6,600	75,359
Rokko Butter Co. Ltd. (d)	3,600	33,818
Roland Corp. (d)	2,800	87,261
Roland DG Corp.	3,000	77,400
Rorze Corp.	2,500	264,295
Round One Corp. (d)	37,800	149,043
RS Technologies Co. Ltd.	2,800	59,067
Ryobi Ltd. (d)	6,200	116,380
RYODEN Corp.	4,500	82,932
Ryosan Co. Ltd.	3,500	116,297
S Foods, Inc.	4,500	105,003
S&B Foods, Inc.	1,500	44,015
S-Pool, Inc.	18,000	56,637
Sac’s Bar Holdings, Inc.	5,250	29,825
Sagami Rubber Industries Co. Ltd.	1,800	11,474
Saibu Gas Holdings Co. Ltd.	6,400	88,725
Saison Information Systems Co. Ltd.	600	8,096
Saizeriya Co. Ltd.	1,700	60,654
Sakai Chemical Industry Co. Ltd.	4,700	62,353
Sakai Heavy Industries Ltd.	1,000	42,385
Sakai Moving Service Co. Ltd.	5,600	107,921
Sakata INX Corp.	10,100	96,981
Sakura Internet, Inc. (d)	4,400	68,617
Sala Corp.	13,800	71,461
SAMTY Co. Ltd.	6,200	106,900
San Holdings, Inc.	5,600	43,944
San ju San Financial Group, Inc.	5,770	74,125
San-A Co. Ltd.	5,700	183,904
San-Ai Obbli Co. Ltd.	14,400	163,604
San-In Godo Bank Ltd.	33,700	236,943

Japan—(Continued)
Sanden Corp. (a)	4,400	6,203
Sangetsu Corp.	12,100	265,505
Sanken Electric Co. Ltd.	4,000	218,862
Sanki Engineering Co. Ltd.	10,300	127,706
Sanko Metal Industrial Co. Ltd.	1,000	32,056
Sankyo Frontier Co. Ltd.	1,000	27,496
Sankyo Seiko Co. Ltd.	10,800	54,991
Sankyo Tateyama, Inc.	6,500	35,995
Sankyu, Inc.	7,500	274,890
Sanoh Industrial Co. Ltd.	6,300	35,007
Sansei Technologies, Inc.	800	6,518
Sansha Electric Manufacturing Co. Ltd.	2,700	25,248
Sanshin Electronics Co. Ltd.	2,400	36,885
Sanyo Chemical Industries Ltd.	3,300	99,004
Sanyo Denki Co. Ltd.	2,500	110,886
Sanyo Electric Railway Co. Ltd.	4,800	74,008
Sanyo Industries Ltd.	1,300	24,568
Sanyo Shokai Ltd.	2,500	41,933
Sanyo Special Steel Co. Ltd.	5,000	93,266
Sanyo Trading Co. Ltd.	5,300	44,907
Sata Construction Co. Ltd.	2,600	11,674
Sato Holdings Corp.	6,800	101,799
Sato Shoji Corp.	4,100	42,282
Satori Electric Co. Ltd.	2,100	29,217
Sawai Group Holdings Co. Ltd.	7,500	276,762
Saxa Holdings, Inc.	2,400	43,878
SB Technology Corp.	3,000	50,423
SBI Insurance Group Co. Ltd.	1,400	10,219
SBS Holdings, Inc. (d)	5,200	90,470
Scroll Corp.	8,000	54,305
SEC Carbon Ltd.	1,000	16,609
Seed Co. Ltd.	1,700	9,828
Seika Corp.	2,600	54,195
Seikagaku Corp.	9,800	52,828
Seikitokyu Kogyo Co. Ltd.	2,100	24,524
Seiko Group Corp.	7,600	144,887
Seikoh Giken Co. Ltd.	700	6,847
Seino Holdings Co. Ltd.	3,800	57,549
Seiren Co. Ltd.	11,600	203,566
Sekisui Jushi Corp.	6,100	107,349
Sekisui Kasei Co. Ltd.	8,100	27,850
SEMITEC Corp.	1,600	22,121
Senko Group Holdings Co. Ltd.	29,400	237,531
Senshu Electric Co. Ltd.	3,800	87,225
Senshu Ikeda Holdings, Inc.	63,200	144,745
Senshukai Co. Ltd. (a) (d)	11,000	29,295
SERAKU Co. Ltd.	700	6,285
Seria Co. Ltd.	11,900	221,419
Seven Bank Ltd.	33,800	71,867
Shibaura Electronics Co. Ltd.	1,900	74,898
Shibaura Machine Co. Ltd.	5,700	139,362
Shibaura Mechatronics Corp. (d)	2,700	112,519
Shibusawa Warehouse Co. Ltd.	2,800	57,704
Shibuya Corp.	4,400	76,053
Shiga Bank Ltd.	8,700	214,987
Shikibo Ltd.	4,700	36,454
Shikoku Bank Ltd.	8,900	60,427

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shikoku Electric Power Co., Inc.	37,900	$271,622
Shikoku Kasei Holdings Corp. (d)	8,700	110,500
Shima Seiki Manufacturing Ltd.	7,000	75,528
Shimizu Bank Ltd.	3,400	37,077
Shimojima Co. Ltd.	4,200	38,319
Shin Nippon Air Technologies Co. Ltd.	2,100	35,462
Shin Nippon Biomedical Laboratories Ltd. (d)	5,300	63,656
Shin-Etsu Polymer Co. Ltd.	11,900	141,142
Shinagawa Refractories Co. Ltd.	6,300	76,505
Shindengen Electric Manufacturing Co. Ltd.	1,900	40,739
Shinki Bus Co. Ltd.	900	21,889
Shinko Shoji Co. Ltd.	8,400	69,174
Shinmaywa Industries Ltd.	15,000	124,765
Shinnihon Corp.	6,300	50,629
Shinnihonseiyaku Co. Ltd.	1,100	13,410
Shinsho Corp.	1,400	56,306
Shinwa Co. Ltd.	5,400	65,023
Ship Healthcare Holdings, Inc.	15,700	268,305
Shizuki Electric Co., Inc.	8,000	25,428
Shizuoka Gas Co. Ltd. (d)	8,800	63,992
Shoei Co. Ltd.	12,600	163,831
Shoei Foods Corp.	400	13,647
Shofu, Inc.	3,500	68,234
Showa Sangyo Co. Ltd.	5,700	127,806
SIGMAXYZ Holdings, Inc.	7,200	73,827
Siix Corp.	7,800	80,629
Silver Life Co. Ltd.	900	5,692
Simplex Holdings, Inc.	700	13,562
Sinanen Holdings Co. Ltd.	1,800	53,548
Sinfonia Technology Co. Ltd.	6,200	91,370
Sinko Industries Ltd.	5,600	105,715
Sintokogio Ltd.	10,800	81,504
SK-Electronics Co. Ltd.	2,700	72,877
SKY Perfect JSAT Holdings, Inc.	38,600	191,323
Smaregi, Inc. (a) (d)	1,200	22,910
SMK Corp.	1,700	30,847
SMS Co. Ltd.	8,200	167,831
Snow Peak, Inc. (d)	5,400	35,321
SNT Corp.	7,300	13,599
Soda Nikka Co. Ltd.	4,500	34,120
Sodick Co. Ltd.	11,000	56,721
Soft99 Corp.	5,100	51,223
Softcreate Holdings Corp.	4,600	56,027
Software Service, Inc.	900	62,607
Soken Chemical & Engineering Co. Ltd.	700	12,005
Solasto Corp.	12,800	55,793
Soliton Systems KK	2,500	24,615
Solxyz Co. Ltd.	1,400	3,987
Sotetsu Holdings, Inc.	12,100	234,335
Sotoh Co. Ltd.	3,100	15,160
Space Co. Ltd.	5,060	33,409
Sparx Group Co. Ltd.	5,840	66,570
SPK Corp.	2,600	33,967
Sprix, Inc.	1,300	7,648
SRA Holdings	3,100	78,130
SRE Holdings Corp. (a) (d)	1,900	36,897
ST Corp.	4,100	44,386

Japan—(Continued)
St-Care Holding Corp.	2,300	16,237
St. Marc Holdings Co. Ltd.	5,100	76,651
Star Mica Holdings Co. Ltd.	6,000	26,963
Star Micronics Co. Ltd. (d)	9,200	111,878
Starts Corp., Inc.	7,900	163,783
Starzen Co. Ltd.	3,700	68,781
Stella Chemifa Corp.	3,000	68,656
Step Co. Ltd.	2,500	33,356
Strike Co. Ltd.	2,200	74,945
Studio Alice Co. Ltd. (d)	2,900	43,228
Subaru Enterprise Co. Ltd.	100	10,594
Sugimoto & Co. Ltd.	3,000	47,471
Sumida Corp.	7,500	61,200
Suminoe Textile Co. Ltd.	1,400	22,064
Sumitomo Bakelite Co. Ltd.	6,400	335,023
Sumitomo Densetsu Co. Ltd.	4,900	95,115
Sumitomo Mitsui Construction Co. Ltd.	40,360	113,520
Sumitomo Osaka Cement Co. Ltd.	7,100	186,410
Sumitomo Pharma Co. Ltd.	18,600	61,492
Sumitomo Riko Co. Ltd.	11,500	85,828
Sumitomo Seika Chemicals Co. Ltd.	2,200	77,723
Sumitomo Warehouse Co. Ltd.	13,800	239,484
Sun Frontier Fudousan Co. Ltd.	8,800	101,652
Sun-Wa Technos Corp.	3,000	46,588
Suncall Corp.	8,300	26,409
Suruga Bank Ltd.	39,500	217,537
Suzuki Co. Ltd.	3,300	25,610
SWCC Corp.	7,600	153,617
System Research Co. Ltd.	1,200	24,524
Systems Engineering Consultants Co. Ltd.	600	21,720
Systena Corp.	71,400	154,610
Syuppin Co. Ltd.	6,100	51,121
T Hasegawa Co. Ltd.	4,500	98,782
T RAD Co. Ltd.	1,900	41,462
T&K Toka Co. Ltd.	5,700	57,944
T-Gaia Corp.	6,000	82,014
Tachi-S Co. Ltd.	7,300	92,838
Tachibana Eletech Co. Ltd.	4,240	82,373
Tachikawa Corp.	3,100	30,565
Tadano Ltd. (d)	25,900	215,958
Taihei Dengyo Kaisha Ltd.	3,300	104,439
Taiheiyo Cement Corp.	13,700	281,727
Taiheiyo Kouhatsu, Inc.	2,100	11,992
Taiho Kogyo Co. Ltd.	6,400	35,952
Taikisha Ltd.	5,800	168,060
Taiko Bank Ltd.	3,100	28,031
Taisei Lamick Co. Ltd.	2,200	45,184
Taiyo Holdings Co. Ltd.	9,800	215,768
Takamatsu Construction Group Co. Ltd.	3,700	72,533
Takamiya Co. Ltd.	5,200	18,167
Takano Co. Ltd.	4,600	30,503
Takaoka Toko Co. Ltd.	3,165	47,295
Takara & Co. Ltd.	1,300	25,050
Takara Bio, Inc.	11,100	98,399
Takara Holdings, Inc.	36,400	319,001
Takara Standard Co. Ltd.	8,300	95,895
Takasago International Corp.	3,600	88,956

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Takasago Thermal Engineering Co. Ltd.	10,200	$232,687
Takashima & Co. Ltd.	6,000	49,683
Takashimaya Co. Ltd.	3,800	51,680
Takemoto Yohki Co. Ltd.	1,200	6,566
Takeuchi Manufacturing Co. Ltd.	9,400	284,533
Takuma Co. Ltd.	12,900	163,192
Tama Home Co. Ltd. (d)	4,000	111,163
Tamron Co. Ltd.	5,100	192,212
Tamura Corp.	22,100	86,733
Tanseisha Co. Ltd.	11,750	72,628
Tatsuta Electric Wire & Cable Co. Ltd. (a)	14,200	70,599
Tayca Corp.	4,000	38,861
Tazmo Co. Ltd.	2,500	48,786
Tbk Co. Ltd.	8,000	21,039
TDC Soft, Inc.	4,900	73,765
TechMatrix Corp.	9,800	121,406
Techno Medica Co. Ltd.	2,400	37,623
Techno Ryowa Ltd.	4,800	47,668
Teijin Ltd.	31,300	295,917
Teikoku Electric Manufacturing Co. Ltd.	4,200	87,607
Teikoku Sen-I Co. Ltd. (d)	4,900	70,865
Teikoku Tsushin Kogyo Co. Ltd.	3,000	43,044
Tekken Corp.	2,700	38,375
Temairazu, Inc.	700	14,916
Tenma Corp.	3,600	56,681
Tess Holdings Co. Ltd.	2,600	8,025
Tigers Polymer Corp.	2,200	13,453
TKC Corp.	7,400	196,967
TKP Corp. (a)	2,100	26,667
Toa Corp.	9,300	126,799
TOA ROAD Corp.	1,500	71,019
Toagosei Co. Ltd. (d)	23,300	226,244
Tobishima Corp.	5,560	51,551
TOC Co. Ltd.	10,000	49,413
Tocalo Co. Ltd.	16,400	173,380
Tochigi Bank Ltd.	27,400	60,085
Toda Corp.	36,000	237,806
Toda Kogyo Corp. (a)	600	6,653
Toei Co. Ltd.	400	57,481
Toell Co. Ltd.	3,100	16,321
Toenec Corp.	1,900	61,461
Toho Bank Ltd.	48,700	98,979
Toho Co. Ltd. (d)	1,700	33,228
Toho Gas Co. Ltd.	9,100	189,823
Toho Holdings Co. Ltd.	13,700	312,853
Toho Titanium Co. Ltd. (d)	9,800	131,861
Toho Zinc Co. Ltd.	3,400	27,114
Tohoku Bank Ltd.	4,700	39,043
Tohokushinsha Film Corp.	4,800	44,882
Tokai Carbon Co. Ltd. (d)	42,000	304,723
Tokai Corp.	5,800	85,848
TOKAI Holdings Corp.	24,700	168,573
Tokai Lease Co. Ltd.	1,600	14,149
Tokai Rika Co. Ltd.	13,200	202,822
Tokai Tokyo Financial Holdings, Inc.	46,600	173,528
Token Corp.	1,760	114,679
Tokushu Tokai Paper Co. Ltd.	2,500	69,677

Japan—(Continued)
Tokuyama Corp.	14,400	243,639
Tokyo Base Co. Ltd. (d)	4,100	8,752
Tokyo Electron Device Ltd.	5,200	186,351
Tokyo Energy & Systems, Inc.	6,200	45,934
Tokyo Individualized Educational Institute, Inc.	2,500	7,883
Tokyo Keiki, Inc.	4,200	52,889
Tokyo Kiraboshi Financial Group, Inc.	5,624	158,023
Tokyo Ohka Kogyo Co. Ltd.	3,600	79,048
Tokyo Rakutenchi Co. Ltd.	1,000	48,459
Tokyo Rope Manufacturing Co. Ltd.	2,800	26,463
Tokyo Sangyo Co. Ltd.	5,500	32,586
Tokyo Seimitsu Co. Ltd.	5,500	336,044
Tokyo Steel Manufacturing Co. Ltd.	18,000	220,149
Tokyo Tekko Co. Ltd.	2,000	58,283
Tokyo Theatres Co., Inc.	2,900	22,655
Tokyotokeiba Co. Ltd. (d)	4,200	131,781
Tokyu Construction Co. Ltd.	21,400	120,781
Toli Corp.	15,600	35,227
Tomato Bank Ltd.	4,200	34,262
Tomen Devices Corp.	800	30,365
Tomoe Corp.	9,800	40,273
Tomoe Engineering Co. Ltd.	2,100	57,346
Tomoku Co. Ltd.	3,000	45,592
TOMONY Holdings, Inc. (d)	40,500	112,324
Tomy Co. Ltd.	21,000	331,623
Tonami Holdings Co. Ltd.	1,300	41,499
Topcon Corp.	26,400	283,061
Topre Corp.	9,800	129,854
Topy Industries Ltd.	4,000	72,202
Torex Semiconductor Ltd.	500	6,249
Toridoll Holdings Corp.	6,500	186,641
Torigoe Co. Ltd. (d)	6,000	27,755
Torii Pharmaceutical Co. Ltd.	3,500	88,140
Torishima Pump Manufacturing Co. Ltd.	5,200	82,931
Tosei Corp.	7,100	100,263
Toshiba TEC Corp.	6,000	124,014
Totech Corp.	700	23,608
Totetsu Kogyo Co. Ltd.	6,500	145,891
Tottori Bank Ltd.	3,700	35,556
Toukei Computer Co. Ltd.	600	14,695
Towa Bank Ltd.	11,500	49,338
Towa Corp.	5,700	285,086
Towa Pharmaceutical Co. Ltd.	6,800	113,321
Toyo Construction Co. Ltd.	25,499	215,386
Toyo Corp.	7,900	79,124
Toyo Denki Seizo KK	3,200	22,073
Toyo Engineering Corp. (a)	8,200	45,811
Toyo Gosei Co. Ltd. (d)	800	47,174
Toyo Kanetsu KK	2,400	65,728
Toyo Machinery & Metal Co. Ltd.	6,000	29,113
Toyo Securities Co. Ltd.	14,100	30,123
Toyo Tanso Co. Ltd. (d)	3,600	121,720
Toyo Tire Corp.	12,100	201,499
Toyo Wharf & Warehouse Co. Ltd.	2,500	24,652
Toyobo Co. Ltd.	22,100	165,375
TPR Co. Ltd.	6,300	75,888
Traders Holdings Co. Ltd.	2,800	10,579

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Trancom Co. Ltd.	2,300	$117,023
Trans Genic, Inc.	2,700	4,984
Transaction Co. Ltd.	1,400	21,158
Transcosmos, Inc.	4,200	89,629
TRE Holdings Corp.	5,600	43,587
Tri Chemical Laboratories, Inc.	6,000	152,795
Trusco Nakayama Corp.	11,300	196,071
TS Tech Co. Ltd.	20,700	249,802
TSI Holdings Co. Ltd.	14,405	74,876
Tsubaki Nakashima Co. Ltd. (d)	13,000	67,321
Tsubakimoto Chain Co.	6,300	180,352
Tsubakimoto Kogyo Co. Ltd.	1,200	54,598
Tsugami Corp.	10,600	91,050
Tsukishima Holdings Co. Ltd.	7,200	68,386
Tsukuba Bank Ltd.	19,200	33,641
Tsumura & Co.	15,600	294,096
Tsurumi Manufacturing Co. Ltd.	4,500	117,950
Tsutsumi Jewelry Co. Ltd.	700	11,324
TV Asahi Holdings Corp.	6,300	71,676
Tv Tokyo Holdings Corp.	1,800	38,136
TYK Corp.	6,000	18,125
UACJ Corp.	7,985	217,625
UBE Corp.	21,300	346,254
Ubicom Holdings, Inc.	500	5,903
Uchida Yoko Co. Ltd.	2,100	102,255
Ueki Corp.	2,200	22,978
ULS Group, Inc.	600	18,366
Ulvac, Inc.	2,700	128,340
Union Tool Co. (d)	2,900	68,552
Unipres Corp.	10,600	71,329
United Arrows Ltd.	3,100	41,430
United Super Markets Holdings, Inc. (d)	15,500	111,749
UNITED, Inc.	6,000	38,187
Unitika Ltd. (a)	15,600	19,212
Universal Entertainment Corp. (d)	6,100	99,160
Urbanet Corp. Co. Ltd.	4,500	12,618
Usen-Next Holdings Co. Ltd.	2,700	76,878
Ushio, Inc.	24,600	352,498
UT Group Co. Ltd. (a)	6,600	113,938
UUUM Co. Ltd. (a)	1,800	5,526
V Technology Co. Ltd.	2,700	54,208
V-Cube, Inc. (a) (d)	2,100	4,756
Valor Holdings Co. Ltd.	9,000	155,525
Valqua Ltd.	4,600	134,961
Value HR Co. Ltd. (d)	2,000	21,865
ValueCommerce Co. Ltd.	4,300	44,631
Vector, Inc.	8,200	65,709
Vertex Corp.	3,000	33,903
Village Vanguard Co. Ltd. (a)	2,300	17,432
Vision, Inc. (a)	4,000	34,822
Visional, Inc. (a)	1,900	120,488
Vital KSK Holdings, Inc.	9,100	67,256
VT Holdings Co. Ltd.	19,800	72,509
Wacoal Holdings Corp.	10,100	239,428
Wacom Co. Ltd.	14,000	65,238
Wakachiku Construction Co. Ltd.	1,900	39,772
Wakita & Co. Ltd.	9,700	109,722

Japan—(Continued)
Warabeya Nichiyo Holdings Co. Ltd.	3,700	89,600
Waseda Academy Co. Ltd.	1,400	17,793
Watahan & Co. Ltd.	3,200	32,206
Watts Co. Ltd.	1,900	8,419
WDB Holdings Co. Ltd.	2,700	42,309
Weathernews, Inc.	1,500	57,451
Welbe, Inc.	2,300	12,820
Wellneo Sugar Co. Ltd.	2,400	35,862
Wellnet Corp.	4,400	17,443
West Holdings Corp. (d)	5,629	122,871
Will Group, Inc.	4,200	34,361
WIN-Partners Co. Ltd.	1,500	12,709
WingArc1st, Inc.	1,800	39,127
Wood One Co. Ltd. (d)	2,600	18,381
World Co. Ltd.	5,000	59,417
World Holdings Co. Ltd.	2,500	48,225
Wowow, Inc.	2,200	16,648
Xebio Holdings Co. Ltd.	7,300	49,426
YA-MAN Ltd. (d)	8,800	62,748
Yahagi Construction Co. Ltd.	9,500	90,860
Yaizu Suisankagaku Industry Co. Ltd.	4,400	37,356
YAKUODO Holdings Co. Ltd.	2,900	55,916
YAMABIKO Corp.	7,900	83,609
YAMADA Consulting Group Co. Ltd.	3,100	37,484
Yamagata Bank Ltd.	6,900	52,148
Yamaguchi Financial Group, Inc.	42,800	382,490
Yamaichi Electronics Co. Ltd.	6,100	83,517
Yamanashi Chuo Bank Ltd.	6,300	75,047
Yamatane Corp.	2,600	45,365
Yamato Corp.	5,000	32,874
Yamaura Corp.	2,800	27,938
Yamaya Corp.	1,150	24,811
Yamazawa Co. Ltd.	1,000	8,860
Yamazen Corp.	15,000	126,772
Yaoko Co. Ltd.	2,600	148,593
Yashima Denki Co. Ltd.	7,500	70,315
Yasuda Logistics Corp.	4,900	40,691
Yasunaga Corp.	1,700	7,705
Yellow Hat Ltd.	9,200	115,106
Yodogawa Steel Works Ltd.	5,500	148,542
Yokogawa Bridge Holdings Corp.	8,600	154,305
Yokorei Co. Ltd.	14,000	103,968
Yokowo Co. Ltd.	4,300	43,331
Yomeishu Seizo Co. Ltd.	2,400	31,747
Yondenko Corp.	2,400	53,542
Yondoshi Holdings, Inc.	4,600	66,152
Yonex Co. Ltd.	9,500	89,760
Yorozu Corp.	6,500	38,106
Yoshinoya Holdings Co. Ltd.	16,100	365,519
Yotai Refractories Co. Ltd.	4,100	43,466
Yuasa Funashoku Co. Ltd.	1,300	29,503
Yuasa Trading Co. Ltd.	4,800	160,882
Yuken Kogyo Co. Ltd.	1,300	19,928
Yukiguni Maitake Co. Ltd.	2,100	13,921
Yurtec Corp.	10,300	81,915
Yushin Precision Equipment Co. Ltd.	2,900	13,698
Yushiro Chemical Industry Co. Ltd.	3,700	42,856

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yutaka Giken Co. Ltd.	600	$10,014
Zaoh Co. Ltd.	800	13,795
Zenrin Co. Ltd.	9,750	60,309
ZERIA Pharmaceutical Co. Ltd.	2,800	40,048
ZIGExN Co. Ltd.	8,400	31,520
Zuiko Corp. (d)	4,000	51,078

		128,459,907

Jersey, Channel Islands—0.1%
Centamin PLC	356,454	454,013

Jordan—0.1%
Hikma Pharmaceuticals PLC	14,253	324,810

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,366	264,759
VP Bank AG - Class A	1,049	109,298

		374,057

Luxembourg—0.3%
ADLER Group SA (a)	1,495	878
Aperam SA	10,690	389,828
Befesa SA	9,306	361,716
L’Occitane International SA	51,500	147,202
RTL Group SA (d)	302	11,655
SES SA	84,181	556,326

		1,467,605

Macau—0.0%
MECOM Power & Construction Ltd. (a)	211,500	8,167
SJM Holdings Ltd. (a)	384,249	121,349

		129,516

Malta—0.0%
Gaming Innovation Group, Inc. (a)	5,882	17,259

Mongolia—0.0%
Mongolian Mining Corp. (a)	33,000	31,655

Netherlands—2.0%
Aalberts NV	21,747	946,412
Acomo NV	2,850	55,183
Alfen NV (a) (d)	4,827	321,729
AMG Critical Materials NV (d)	6,652	167,675
Arcadis NV	18,701	1,011,083
Basic-Fit NV (a) (d)	8,733	273,567
BE Semiconductor Industries NV	14,828	2,234,387
Brack Capital Properties NV (a)	856	57,429
Brunel International NV	6,045	74,651
Corbion NV	15,863	339,596
CTP NV	12,784	216,034
Euronext NV	2,332	202,492
Flow Traders Ltd.	8,710	172,665
ForFarmers NV	10,101	26,625
Fugro NV (a)	24,705	472,829

Netherlands—(Continued)
Just Eat Takeaway.com NV (a) (d)	975	15,074
Kendrion NV	3,766	50,289
Koninklijke BAM Groep NV	68,574	184,166
Koninklijke Heijmans NV	6,019	80,879
Koninklijke Vopak NV	13,444	452,896
Lucas Bols NV (a) (d)	1,325	26,343
Nedap NV	1,575	111,296
New World Resources PLC - Class A (a) (b) (c)	11,898	0
OCI NV	8,265	240,279
Pharming Group NV (a) (d)	76,183	86,617
PostNL NV	85,361	133,422
Redcare Pharmacy NV (a)	680	98,811
SBM Offshore NV	29,300	403,791
SIF Holding NV (a) (d)	1,469	16,934
Signify NV	28,840	966,132
Sligro Food Group NV	6,049	106,170
TKH Group NV	10,606	464,789
TomTom NV (a) (d)	18,862	133,204
Van Lanschot Kempen NV	6,057	189,041

		10,332,490

New Zealand—0.4%
Air New Zealand Ltd.	216,039	86,704
Arvida Group Ltd.	96,446	67,014
Briscoe Group Ltd. (d)	13,123	37,032
Channel Infrastructure NZ Ltd.	39,302	36,027
Chorus Ltd.	34,034	168,968
Delegat Group Ltd.	6,671	27,412
Eroad Ltd. (a)	7,847	5,050
Freightways Group Ltd.	26,416	141,924
Gentrack Group Ltd. (a)	7,810	32,658
Hallenstein Glasson Holdings Ltd. (d)	13,182	43,344
Heartland Group Holdings Ltd.	127,413	119,090
Investore Property Ltd.	47,875	36,261
KMD Brands Ltd.	106,864	50,670
Manawa Energy Ltd.	13,980	37,897
Michael Hill International Ltd.	82,929	51,897
NZME Ltd.	71,247	48,456
NZX Ltd.	82,001	56,776
Oceania Healthcare Ltd.	113,418	54,533
Pacific Edge Ltd. (a)	89,677	6,623
PGG Wrightson Ltd.	5,854	12,583
Restaurant Brands New Zealand Ltd.	7,507	18,891
Sanford Ltd.	17,782	45,466
Scales Corp. Ltd.	25,709	56,055
Serko Ltd. (a)	5,880	15,053
Skellerup Holdings Ltd.	34,311	109,295
SKY Network Television Ltd.	38,232	66,809
SKYCITY Entertainment Group Ltd. (d)	133,795	153,936
Steel & Tube Holdings Ltd.	51,732	35,330
Summerset Group Holdings Ltd.	22,779	147,583
Synlait Milk Ltd. (a)	17,226	10,334
Tourism Holdings Ltd.	27,545	67,007
TOWER Ltd.	53,852	20,795
Turners Automotive Group Ltd.	8,735	25,350

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

New Zealand—(Continued)
Warehouse Group Ltd.	26,369	$26,841

		1,919,664

Norway—0.7%
2020 Bulkers Ltd. (a)	3,023	36,116
ABG Sundal Collier Holding ASA	134,443	89,933
AF Gruppen ASA	720	8,793
Akastor ASA (a) (d)	47,184	54,147
Aker Carbon Capture ASA (a)	38,063	50,741
AMSC ASA	16,816	44,433
ArcticZymes Technologies ASA (a)	4,578	18,889
Atea ASA	14,965	190,086
Austevoll Seafood ASA	3,599	26,249
Axactor ASA (a)	50,628	25,295
B2 Impact ASA	54,575	39,430
Belships ASA	6,016	10,881
Bluenord ASA (a)	3,930	192,564
Bonheur ASA	5,418	128,860
Borregaard ASA	9,707	163,783
Bouvet ASA	11,240	67,395
BW Energy Ltd. (a)	23,285	61,622
BW Offshore Ltd.	24,958	55,113
Cloudberry Clean Energy ASA (a)	5,774	6,568
Crayon Group Holding ASA (a)	9,599	79,862
DNO ASA	94,590	93,571
Europris ASA	42,752	322,754
Grieg Seafood ASA	10,403	69,957
Hexagon Composites ASA (a)	32,350	91,846
Hexagon Purus ASA (a)	12,472	13,632
IDEX Biometrics ASA (a)	200,592	10,898
Itera ASA	17,553	20,765
Kid ASA	4,010	46,189
Kitron ASA	28,832	94,946
LINK Mobility Group Holding ASA (a)	12,521	22,296
Medistim ASA	1,762	37,038
MPC Container Ships ASA	39,419	51,701
Multiconsult ASA	1,528	18,643
Nekkar ASA (a)	8,927	8,138
Norske Skog ASA	5,807	23,628
Norwegian Air Shuttle ASA (a)	68,212	71,868
Odfjell Drilling Ltd.	25,648	99,331
Odfjell SE - A Shares	1,949	22,324
OKEA ASA	884	2,312
Panoro Energy ASA	4,804	12,761
Pareto Bank ASA	2,287	12,133
PGS ASA (a)	142,218	120,022
Protector Forsikring ASA	15,576	275,644
REC Silicon ASA (a)	64,361	88,464
Scatec ASA	10,806	87,124
Selvaag Bolig ASA	13,262	43,224
Sparebank 1 Oestlandet	3,002	39,155
SpareBank 1 Sorost-Norge	3,854	24,268
Sparebanken More	2,450	20,216
Ultimovacs ASA (a)	1,682	20,275
Veidekke ASA	22,122	222,597
Wilh Wilhelmsen Holding ASA - Class A	2,124	76,243

Norway—(Continued)
XXL ASA (a) (d)	193,565	17,978
Zaptec ASA (a)	7,253	15,543

		3,548,244

Peru—0.0%
Hochschild Mining PLC (a)	95,965	130,780

Philippines—0.0%
Del Monte Pacific Ltd.	77,636	7,579

Poland—0.0%
InPost SA (a)	14,813	204,783

Portugal—0.4%
Altri SGPS SA	22,337	113,456
Banco Comercial Portugues SA - Class R (a)	2,143,248	649,300
Corticeira Amorim SGPS SA	2,047	20,659
CTT-Correios de Portugal SA	24,574	94,931
Greenvolt-Energias Renovaveis SA (a) (d)	9,644	87,087
Mota-Engil SGPS SA	25,385	111,059
Navigator Co. SA (d)	64,155	251,689
NOS SGPS SA	62,205	219,812
REN - Redes Energeticas Nacionais SGPS SA	112,114	287,823
Sonae SGPS SA	236,930	236,651

		2,072,467

Singapore—1.1%
Abterra Ltd. (a) (b) (c)	51,720	0
AEM Holdings Ltd.	46,700	122,081
Avarga Ltd. (a)	46,000	6,289
Banyan Tree Holdings Ltd. (a)	97,700	25,514
Best World International Ltd. (a)	17,862	23,258
Bonvests Holdings Ltd.	18,000	13,775
Boustead Singapore Ltd.	82,025	53,390
Bukit Sembawang Estates Ltd.	56,100	150,019
BW LPG Ltd.	17,672	262,398
Capitaland India Trust	220,172	190,023
Centurion Corp. Ltd.	98,400	30,252
China Aviation Oil Singapore Corp. Ltd.	55,000	36,446
Chuan Hup Holdings Ltd.	125,000	16,371
ComfortDelGro Corp. Ltd.	398,200	421,961
COSCO Shipping International Singapore Co. Ltd. (a)	214,300	21,435
Creative Technology Ltd. (a)	16,300	17,693
CSE Global Ltd.	114,300	37,343
CW Group Holdings Ltd. (a) (b) (c)	106,000	0
Delfi Ltd.	80,600	68,366
Ezion Holdings Ltd. (a) (b) (c)	753,729	1
Ezra Holdings Ltd. (a) (b) (c)	1,000,703	1
Far East Orchard Ltd.	76,120	58,162
First Resources Ltd.	97,300	105,331
Food Empire Holdings Ltd.	54,000	46,248
Fraser & Neave Ltd.	36,400	29,234
Frencken Group Ltd.	57,600	58,647
Fu Yu Corp. Ltd.	98,800	11,749
Gallant Venture Ltd. (a)	257,900	25,404
Geo Energy Resources Ltd.	155,000	41,166

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Golden Agri-Resources Ltd.	1,125,500	$221,873
GuocoLand Ltd.	68,800	77,205
Haw Par Corp. Ltd.	18,900	139,480
Hiap Hoe Ltd.	58,000	28,127
Ho Bee Land Ltd.	49,800	66,704
Hong Fok Corp. Ltd.	90,940	62,660
Hong Leong Asia Ltd.	52,600	24,252
Hong Leong Finance Ltd.	43,900	83,132
Hotel Grand Central Ltd.	26,435	16,255
Hour Glass Ltd.	60,000	75,427
HRnetgroup Ltd.	67,700	36,681
Hyflux Ltd. (a) (b) (c)	179,500	0
iFAST Corp. Ltd.	25,500	158,382
IGG, Inc. (a)	192,000	79,550
Indofood Agri Resources Ltd.	152,000	34,528
InnoTek Ltd.	17,400	5,814
Japfa Ltd.	98,670	16,408
Kenon Holdings Ltd.	475	11,472
Keppel Infrastructure Trust	823,428	312,893
KSH Holdings Ltd.	25,700	4,681
Low Keng Huat Singapore Ltd.	122,600	30,191
Metro Holdings Ltd.	141,600	55,794
Mewah International, Inc.	110,000	24,171
Midas Holdings Ltd. (a) (b) (c)	452,000	0
mm2 Asia Ltd. (a)	299,600	7,052
Nanofilm Technologies International Ltd.	29,200	20,183
Netlink NBN Trust	345,500	220,122
NSL Ltd.	15,000	9,031
OM Holdings Ltd.	21,506	6,527
OUE Ltd.	70,300	63,846
Oxley Holdings Ltd. (a)	268,718	20,547
Pan-United Corp. Ltd.	53,750	15,493
Propnex Ltd.	15,400	10,843
PSC Corp. Ltd.	19,000	4,531
Q&M Dental Group Singapore Ltd.	50,160	9,712
QAF Ltd.	74,167	45,745
Raffles Education Ltd. (a)	335,506	13,334
Raffles Medical Group Ltd.	178,511	145,972
Rickmers Maritime (a) (b) (c)	110,000	0
SATS Ltd. (a)	123,039	255,912
SBS Transit Ltd.	25,600	51,721
Sheng Siong Group Ltd.	146,100	177,012
SHS Holdings Ltd.	47,000	4,274
SIA Engineering Co. Ltd.	55,200	99,017
SIIC Environment Holdings Ltd.	220,300	31,727
Sinarmas Land Ltd.	618,500	84,769
Sing Holdings Ltd.	82,000	19,883
Singapore Land Group Ltd.	20,800	31,329
Singapore Post Ltd.	259,000	93,163
Stamford Land Corp. Ltd.	220,201	65,031
StarHub Ltd.	117,100	98,441
Straits Trading Co. Ltd.	14,224	19,479
Swiber Holdings Ltd. (a) (b) (c)	235,498	0
Thomson Medical Group Ltd.	328,600	15,171
Tuan Sing Holdings Ltd.	189,225	40,116
UMS Holdings Ltd.	132,112	133,804
United Overseas Insurance Ltd.	4,000	18,003

Singapore—(Continued)
UOB-Kay Hian Holdings Ltd.	135,107	137,221
Venture Corp. Ltd.	36,900	380,060
Vicom Ltd.	26,000	28,143
Wee Hur Holdings Ltd.	85,000	12,173
Wing Tai Holdings Ltd.	109,921	107,403
Yeo Hiap Seng Ltd.	20,155	9,163

		5,944,190

Spain—2.4%
Acerinox SA	35,335	415,763
Almirall SA	19,817	184,476
Amper SA (a) (d)	302,851	27,953
Applus Services SA	31,502	347,829
Atresmedia Corp. de Medios de Comunicacion SA	23,928	94,921
Azkoyen SA	3,142	21,852
Banco de Sabadell SA	1,352,287	1,661,680
Bankinter SA	169,125	1,082,351
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings SA	12,772	345,629
CIE Automotive SA	9,875	280,847
Construcciones y Auxiliar de Ferrocarriles SA	4,120	148,325
Distribuidora Internacional de Alimentacion SA (a)	2,455,491	32,003
Ebro Foods SA	14,580	249,887
eDreams ODIGEO SA (a)	17,603	149,054
Elecnor SA	8,759	189,139
Enagas SA	52,283	882,076
Ence Energia y Celulosa SA	32,907	102,916
Ercros SA (d)	20,859	60,823
Faes Farma SA	79,672	278,380
Fluidra SA	14,698	306,480
Gestamp Automocion SA	22,065	85,542
Global Dominion Access SA	22,659	84,029
Grenergy Renovables SA (a) (d)	1,152	43,572
Grifols SA (a)	10,113	173,330
Grupo Catalana Occidente SA	8,863	302,435
Grupo Empresarial San Jose SA (d)	8,320	31,784
Iberpapel Gestion SA	1,128	22,686
Indra Sistemas SA (d)	40,952	634,241
Laboratorios Farmaceuticos Rovi SA	4,330	288,384
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (d)	186,237	175,168
Mapfre SA	182,747	392,160
Melia Hotels International SA (a) (d)	31,617	208,649
Miquel y Costas & Miquel SA	8,745	114,156
Neinor Homes SA	4,237	49,386
Obrascon Huarte Lain SA (a)	47,913	23,847
Pharma Mar SA	2,214	100,430
Prim SA	3,013	34,924
Promotora de Informaciones SA - Class A (a)	83,921	26,844
Prosegur Cash SA	28,432	16,848
Prosegur Compania de Seguridad SA	49,013	95,264
Realia Business SA	123,493	144,532
Sacyr SA	99,264	342,762
Solaria Energia y Medio Ambiente SA (a) (d)	19,439	401,007
Talgo SA (d)	23,239	112,624
Tecnicas Reunidas SA (a)	11,864	109,335
Tubacex SA	28,472	110,017

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Unicaja Banco SA (d)	267,421	$262,843
Vidrala SA	5,440	563,464
Viscofan SA	9,786	579,178
Vocento SA (d)	18,128	11,005

		12,402,830

Sweden—2.5%
AcadeMedia AB	21,250	109,157
AddLife AB - Class B	6,958	75,487
Addnode Group AB	29,228	247,239
AFRY AB	16,879	233,982
Alimak Group AB	20,850	170,058
Alligo AB - Class B	8,890	109,657
Ambea AB	4,741	24,795
Annehem Fastigheter AB - Class B (a)	7,859	13,247
AQ Group AB (d)	654	32,870
Arjo AB - B Shares	55,404	217,311
Attendo AB (a)	28,610	102,678
Beijer Alma AB	13,962	263,119
Bergman & Beving AB	9,571	174,427
Besqab AB (a)	3,183	10,046
Betsson AB - Class B	38,092	409,750
BHG Group AB (a)	13,680	19,257
Bilia AB - A Shares	20,857	279,421
BioGaia AB - B Shares	3,014	30,143
BioInvent International AB (a)	2,421	4,563
Biotage AB	4,286	57,062
Bonava AB - B Shares (a)	18,068	23,585
Boozt AB (a)	5,455	73,441
Bravida Holding AB	5,903	47,460
Bufab AB	8,362	321,051
Bulten AB	4,294	34,218
Bure Equity AB	10,783	305,587
Byggmax Group AB (a)	18,326	68,946
Catella AB	2,281	7,328
Catena AB	6,814	320,159
Cellavision AB	2,146	45,283
Cibus Nordic Real Estate AB publ	2,907	38,545
Clas Ohlson AB - B Shares	12,720	199,562
Cloetta AB - B Shares	61,762	112,196
Coor Service Management Holding AB	24,209	104,827
Corem Property Group AB - Class B (d)	68,633	72,553
Corem Property Group AB - Class D	1,405	25,386
Dios Fastigheter AB	26,164	224,352
Dometic Group AB	8,120	72,541
Dustin Group AB (a)	75,208	73,478
Eastnine AB	5,243	89,426
Elanders AB - B Shares	1,453	13,829
Electrolux Professional AB - Class B	46,563	255,146
Eltel AB (a)	18,428	12,222
Enea AB (a)	4,082	22,898
Eolus Vind AB - B Shares	935	8,225
Ependion AB	7,843	97,615
Ework Group AB	2,864	42,076
Fagerhult Group AB	15,512	101,639
Fastighets AB Trianon (a)	3,988	6,633

Sweden—(Continued)
FastPartner AB - Class A	10,644	66,284
Ferronordic AB	275	1,942
Fingerprint Cards AB - Class B (a) (d)	51,699	8,840
FormPipe Software AB (a)	2,450	6,584
G5 Entertainment AB	208	3,221
Granges AB	31,689	364,378
Heba Fastighets AB - Class B	19,054	67,176
Hemnet Group AB	7,877	188,597
HMS Networks AB	4,108	203,381
Hoist Finance AB (a)	12,983	47,850
Humana AB (a)	6,890	19,237
Instalco AB	38,975	158,152
Inwido AB	16,291	219,143
ITAB Shop Concept AB	1,944	2,332
JM AB (d)	14,820	262,668
Karnov Group AB (a)	14,120	77,847
KNOW IT AB	6,672	103,995
Lagercrantz Group AB - B Shares	6,007	80,855
Lime Technologies AB	1,294	38,090
Lindab International AB	21,935	432,957
Loomis AB	4,615	122,957
Medcap AB (a)	879	29,418
MEKO AB	11,543	125,612
MIPS AB	2,071	75,424
Modern Times Group MTG AB - Class B (a)	23,462	201,130
Momentum Group AB	8,890	115,076
Munters Group AB	20,599	334,117
Mycronic AB	7,244	206,710
NCAB Group AB (d)	20,370	148,297
NCC AB - B Shares	17,089	213,151
Nederman Holding AB	6,257	111,339
Net Insight AB - Class B (a) (d)	74,697	38,508
New Wave Group AB - B Shares (d)	29,604	300,701
Nilorngruppen AB - B Shares (d)	1,106	6,576
Nobia AB (a)	40,224	43,882
Nolato AB - B Shares (d)	47,680	250,200
Nordic Paper Holding AB (d)	2,747	12,213
Nordic Waterproofing Holding AB	6,754	110,129
Norion Bank AB (a)	5,059	21,752
Note AB (a)	2,362	34,959
NP3 Fastigheter AB	8,531	197,095
Nyfosa AB	44,721	428,022
OEM International AB - B Shares	22,800	238,266
Orron Energy ab (a)	9,493	7,537
Ovzon AB (a)	673	968
Peab AB - Class B	17,159	97,221
Platzer Fastigheter Holding AB - Class B	15,422	129,620
Pricer AB - B Shares (a)	45,096	34,996
Proact IT Group AB	8,496	79,370
Ratos AB - B Shares	61,820	221,675
RaySearch Laboratories AB (a)	7,859	70,636
Rejlers AB	1,659	20,148
Rottneros AB	26,936	32,593
Scandi Standard AB	18,069	103,006
Scandic Hotels Group AB (a)	33,911	156,077
Sdiptech AB - Class B (a)	4,249	114,175
Sensys Gatso Group AB (a)	2,792	20,101

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
SkiStar AB	13,849	$164,687
Softronic AB - B Shares (d)	3,875	7,628
Solid Forsakring AB	2,708	17,106
Stendorren Fastigheter AB (a)	1,576	28,707
Stillfront Group AB (a)	27,529	33,328
Storskogen Group AB - Class B	38,305	35,402
Systemair AB	22,572	176,182
Tethys Oil AB	2,076	8,948
TF Bank AB (a)	690	11,674
Troax Group AB	11,680	286,833
Truecaller AB - Class B (a)	13,719	47,672
VBG Group AB - B Shares	2,387	57,512
Viaplay Group AB (a)	3,680	1,899
Vitec Software Group AB - B Shares	5,020	292,735
Volati AB	1,043	11,474

		13,393,449

Switzerland—8.0%
Accelleron Industries AG	7,236	226,337
Adecco Group AG	28,183	1,386,919
Allreal Holding AG	3,829	685,714
ALSO Holding AG	1,870	558,883
APG SGA SA	390	84,837
Arbonia AG (d)	14,726	168,951
Aryzta AG (a)	240,805	445,361
Ascom Holding AG	3,201	31,326
Autoneum Holding AG (a) (d)	1,045	169,704
Avolta AG (a)	21,834	861,259
Baloise Holding AG	8,025	1,258,116
Banque Cantonale de Geneve	750	200,540
Banque Cantonale Vaudoise	4,600	593,455
Basilea Pharmaceutica AG (a)	1,225	51,421
Belimo Holding AG	2,620	1,445,252
Bell Food Group AG	640	193,264
Bellevue Group AG (d)	3,322	96,781
Berner Kantonalbank AG	1,195	335,282
BKW AG	3,879	690,296
Bossard Holding AG - Class A (d)	1,729	454,369
Bucher Industries AG	1,798	755,428
Burckhardt Compression Holding AG	714	431,067
Burkhalter Holding AG	555	61,163
Bystronic AG	398	225,624
Calida Holding AG	1,703	59,541
Carlo Gavazzi Holding AG	124	47,214
Cembra Money Bank AG	7,756	605,776
Cicor Technologies Ltd. (a)	644	38,142
Cie Financiere Tradition SA	607	85,157
Clariant AG	57,069	844,762
Coltene Holding AG	1,092	92,960
Comet Holding AG	1,743	551,738
Daetwyler Holding AG	1,318	306,023
DKSH Holding AG	9,849	684,618
dormakaba Holding AG	861	465,262
EDAG Engineering Group AG	3,171	47,992
EFG International AG (d)	23,424	300,856
Emmi AG (d)	591	640,945

Switzerland—(Continued)
Energiedienst Holding AG	3,894	178,310
Feintool International Holding AG (d)	1,764	38,065
Fenix Outdoor International AG (d)	1,091	83,763
Ferrexpo PLC (a)	523	602
Flughafen Zurich AG	5,235	1,093,648
Forbo Holding AG	276	346,116
Fundamenta Real Estate AG	4,539	90,686
Galenica AG	13,170	1,139,406
GAM Holding AG (a)	62,659	29,162
Georg Fischer AG	21,135	1,538,505
Gurit Holding AG - Class BR (a) (d)	1,066	103,704
Helvetia Holding AG	10,528	1,450,942
Hiag Immobilien Holding AG	1,482	140,684
Highlight Communications AG (a)	7,829	23,553
HOCHDORF Holding AG (a) (d)	174	3,206
Huber & Suhner AG	4,607	372,573
Hypothekarbank Lenzburg AG	3	14,621
Implenia AG	4,062	147,325
Ina Invest Holding AG (a)	1,388	28,810
Inficon Holding AG	501	719,335
Interroll Holding AG	216	687,454
Intershop Holding AG	353	258,156
Investis Holding SA	421	48,853
IWG PLC (a)	194,505	467,999
Jungfraubahn Holding AG	970	184,513
Kardex Holding AG	2,082	541,050
Komax Holding AG	1,115	266,187
Kongsberg Automotive ASA (a)	156,504	31,548
Kudelski SA (a)	13,221	19,055
Landis+Gyr Group AG	4,662	421,831
LEM Holding SA	150	370,484
Luzerner Kantonalbank AG	4,993	427,610
Medacta Group SA	1,064	159,320
Medmix AG	5,258	119,198
Meier Tobler Group AG	1,744	76,813
Metall Zug AG - B Shares	62	112,397
Mikron Holding AG	2,145	39,026
Mobilezone Holding AG	12,863	210,038
Mobimo Holding AG	2,004	622,662
Novavest Real Estate AG	468	20,256
OC Oerlikon Corp. AG	53,535	241,740
Orascom Development Holding AG (a)	4,230	24,112
Orell Fuessli AG	331	29,606
Orior AG (d)	1,947	166,957
Phoenix Mecano AG (a)	244	125,880
Plazza AG - Class A	222	79,199
PSP Swiss Property AG	11,769	1,647,787
Resurs Holding AB	27,086	64,132
Rieter Holding AG (d)	686	73,599
Romande Energie Holding SA	2,775	181,510
Schweiter Technologies AG	286	176,492
Schweizerische Nationalbank (a)	5	25,567
Sensirion Holding AG (a) (d)	1,407	139,825
SFS Group AG	5,084	630,976
Siegfried Holding AG	1,138	1,163,292
SIG Group AG	2,682	61,730
SKAN Group AG	131	12,568

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
St Galler Kantonalbank AG	791	$462,272
Stadler Rail AG	4,535	163,335
Sulzer AG	5,258	537,163
Swiss Prime Site AG	15,133	1,618,935
Swiss Steel Holding AG (a)	161,565	16,093
Swissquote Group Holding SA	3,768	918,905
Temenos AG	15,465	1,443,240
TX Group AG	920	132,116
u-blox Holding AG (d)	2,020	240,089
V-ZUG Holding AG (a)	780	60,069
Valiant Holding AG	4,473	507,373
Vaudoise Assurances Holding SA	192	100,501
Vetropack Holding AG	3,634	169,278
Vontobel Holding AG (d)	7,238	469,090
VZ Holding AG	3,926	458,435
Walliser Kantonalbank	1,345	174,331
Warteck Invest AG	53	116,419
Ypsomed Holding AG	692	249,354
Zehnder Group AG	2,819	179,896
Zug Estates Holding AG - B Shares	83	158,378
Zuger Kantonalbank AG	45	404,486

		42,234,531

Taiwan—0.0%
FIT Hon Teng Ltd. (a)	80,000	12,054

Tanzania—0.0%
Helios Towers PLC (a)	110,176	125,192

United Arab Emirates—0.0%
Network International Holdings PLC (a)	11,307	56,176
Shelf Drilling Ltd. (a)	19,770	56,461

		112,637

United Kingdom—12.1%
4imprint Group PLC	7,046	409,403
888 Holdings PLC (a)	12,712	15,491
abrdn PLC (d)	108,666	246,919
Accesso Technology Group PLC (a)	2,402	17,693
Advanced Medical Solutions Group PLC	23,347	61,747
AG Barr PLC	33,154	216,694
AJ Bell PLC	59,750	237,943
Alfa Financial Software Holdings PLC	10,992	19,605
Allfunds Group PLC	2,273	16,183
Alliance Pharma PLC	95,282	49,210
Anglo-Eastern Plantations PLC	5,782	49,325
Ascential PLC (a)	79,762	299,562
Ashmore Group PLC	97,994	277,843
ASOS PLC (a) (d)	1,729	9,388
Auction Technology Group PLC (a)	2,941	19,513
Avon Rubber PLC	8,677	94,006
Babcock International Group PLC	152,440	765,770
Bakkavor Group PLC	37,729	38,862
Balfour Beatty PLC	173,040	729,310
Beazley PLC	133,083	883,501
Begbies Traynor Group PLC	20,686	30,867

United Kingdom—(Continued)
Bellway PLC	28,810	940,039
Bloomsbury Publishing PLC	28,218	168,822
Bodycote PLC	59,365	448,783
boohoo Group PLC (a) (d)	68,276	35,640
Braemar PLC (a)	7,120	24,958
Breedon Group PLC	7,689	35,463
Bridgepoint Group PLC	16,451	58,280
Britvic PLC	74,790	801,783
Brooks Macdonald Group PLC	486	12,113
Bytes Technology Group PLC	49,945	388,571
Capita PLC (a)	344,633	96,144
Capricorn Energy PLC	44,415	95,856
Card Factory PLC (a)	103,756	142,339
Carr’s Group PLC (d)	19,239	24,627
Castings PLC	2,870	13,362
Centaur Media PLC	92,526	54,755
Central Asia Metals PLC	20,359	46,778
Chemring Group PLC	75,168	335,894
Chesnara PLC	50,709	168,953
Clarkson PLC	8,219	331,789
Close Brothers Group PLC	45,801	462,936
CMC Markets PLC	42,124	56,355
Coats Group PLC	319,324	314,761
Computacenter PLC	22,674	804,466
Concentric AB	9,871	176,728
Costain Group PLC	35,950	28,958
Cranswick PLC	15,838	767,721
Crest Nicholson Holdings PLC	83,456	230,472
Currys PLC (a)	250,394	160,610
CVS Group PLC	15,668	335,819
Darktrace PLC (a)	5,088	23,709
De La Rue PLC (a)	5,787	6,390
Deliveroo PLC (a)	68,684	111,670
DFS Furniture PLC	51,390	79,534
Dialight PLC (a) (d)	5,140	9,620
Diploma PLC	19,434	885,297
Direct Line Insurance Group PLC (a)	196,487	455,370
DiscoverIE Group PLC	15,588	156,553
Domino’s Pizza Group PLC	124,310	594,872
dotdigital group PLC	41,626	52,378
Dr Martens PLC	56,127	63,280
Drax Group PLC	117,307	732,620
DS Smith PLC	76,102	298,349
Dunelm Group PLC	27,630	385,191
easyJet PLC (a)	5,538	35,956
Ecora Resources PLC	51,447	65,613
EKF Diagnostics Holdings PLC	38,020	15,304
Elementis PLC (a)	188,304	306,061
Energean PLC (d)	27,001	359,149
EnQuest PLC (a)	515,849	99,099
Epwin Group PLC	14,369	14,931
Esken Ltd. (a)	102,535	1,563
Essentra PLC	94,236	203,664
FDM Group Holdings PLC	21,321	125,329
Fevertree Drinks PLC	4,526	60,393
Firstgroup PLC	145,351	323,933
FLEX LNG Ltd.	948	27,842

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Flowtech Fluidpower PLC	6,703	$7,095
Forterra PLC	58,426	131,471
Foxtons Group PLC	74,860	43,835
Frasers Group PLC (a)	31,394	363,715
Frontier Developments PLC (a)	3,312	5,549
Fuller Smith & Turner PLC - Class A	9,279	77,192
Fund Technologies PLC (a)	3,285	48,185
Funding Circle Holdings PLC (a)	10,326	5,253
Galliford Try Holdings PLC	39,862	113,957
Games Workshop Group PLC	8,487	1,063,617
Gamma Communications PLC	15,986	228,866
Gem Diamonds Ltd. (a)	44,142	7,481
Genel Energy PLC (d)	14,530	14,180
Genuit Group PLC	68,299	350,475
Georgia Capital PLC (a)	7,105	92,501
Gooch & Housego PLC	2,212	16,729
Goodwin PLC	121	8,880
Grafton Group PLC	62,887	728,760
Grainger PLC	204,518	688,187
Greggs PLC	29,520	975,703
Gulf Keystone Petroleum Ltd. (d)	64,377	105,736
Gym Group PLC (a)	49,004	66,310
H&T Group PLC	1,027	5,652
Halfords Group PLC	72,677	184,621
Harbour Energy PLC	82,060	322,296
Hargreaves Lansdown PLC	52,847	492,428
Harworth Group PLC	4,382	6,758
Hays PLC	457,753	637,046
Headlam Group PLC	29,149	80,211
Helical PLC	38,476	108,352
Henry Boot PLC	14,477	38,405
Hill & Smith PLC	26,057	632,270
Hilton Food Group PLC	19,243	195,643
Hiscox Ltd.	63,107	846,456
Hollywood Bowl Group PLC	35,798	139,512
Howden Joinery Group PLC	82,426	853,906
Hunting PLC	47,371	178,711
Ibstock PLC	123,730	238,368
IDOX PLC (d)	75,537	66,444
IG Group Holdings PLC	57,306	558,253
IMI PLC	21,068	450,984
Impax Asset Management Group PLC	14,750	103,350
Inchcape PLC	94,730	860,938
Indivior PLC (a)	29,960	452,420
IntegraFin Holdings PLC	51,584	198,951
Intermediate Capital Group PLC	11,809	252,329
International Distributions Services PLC (a)	90,342	313,197
International Personal Finance PLC	79,366	120,536
iomart Group PLC	16,833	32,576
IP Group PLC	225,731	166,493
IQE PLC (a) (d)	87,265	27,073
ITV PLC	636,123	511,594
J D Wetherspoon PLC (a)	21,503	221,282
James Fisher & Sons PLC (a)	15,436	60,577
James Halstead PLC (d)	59,490	154,235
JET2 PLC	34,034	539,949
John Wood Group PLC (a)	195,202	425,852

United Kingdom—(Continued)
Johnson Matthey PLC	12,469	269,535
Johnson Service Group PLC	61,047	110,133
Jupiter Fund Management PLC	156,485	185,641
Just Group PLC	224,609	245,655
Kainos Group PLC	20,314	289,709
Keller Group PLC	23,073	258,288
Kier Group PLC (a)	94,700	128,967
Kin & Carta PLC (a)	25,591	43,298
Lancashire Holdings Ltd.	72,054	572,828
Learning Technologies Group PLC	73,668	75,789
Liontrust Asset Management PLC	12,072	96,729
LSL Property Services PLC	25,826	84,839
Luceco PLC	31,684	49,974
M&C Saatchi PLC	3,677	7,473
Man Group PLC	374,661	1,107,957
Marks & Spencer Group PLC	395,896	1,372,503
Marshalls PLC	20,097	71,492
Marston’s PLC (a)	211,171	90,769
McBride PLC (a) (d)	63,975	63,561
Me Group International PLC	81,556	129,674
Mears Group PLC	36,497	143,913
Metro Bank Holdings PLC (a) (d)	2,816	1,325
Midwich Group PLC	2,355	13,125
Mitchells & Butlers PLC (a)	84,608	277,140
Mitie Group PLC	406,977	514,110
MJ Gleeson PLC	13,112	81,191
Mobico Group PLC	165,517	178,442
Moneysupermarket.com Group PLC	146,027	520,251
Moonpig Group PLC (a)	5,076	10,095
Morgan Advanced Materials PLC	95,467	344,158
Morgan Sindall Group PLC	14,007	394,453
Mortgage Advice Bureau Holdings Ltd.	6,665	69,576
Motorpoint group PLC (a)	14,323	20,870
MP Evans Group PLC	2,300	21,678
N Brown Group PLC (a) (d)	62,840	12,353
Naked Wines PLC (a)	1,427	1,000
NCC Group PLC	88,729	145,697
Next 15 Group PLC (d)	16,972	180,062
Ninety One PLC (d)	93,523	218,199
Norcros PLC	11,343	27,662
Odfjell Technology Ltd.	4,274	23,300
On the Beach Group PLC (a)	32,313	71,976
OSB Group PLC	95,681	563,912
Oxford Instruments PLC	15,582	454,179
Pagegroup PLC	102,025	633,292
Pan African Resources PLC	368,191	79,122
Paragon Banking Group PLC	63,215	560,097
PayPoint PLC	21,008	139,168
Pendragon PLC (a)	345,188	141,975
Pennon Group PLC	68,031	657,131
Persimmon PLC	36,818	649,378
Petrofac Ltd. (a)	29,625	14,053
Pets at Home Group PLC	145,850	591,757
Pharos Energy PLC	50,968	13,827
Phoenix Spree Deutschland Ltd. (a)	665	1,441
Playtech PLC (a)	73,270	418,377
Polar Capital Holdings PLC	16,568	98,148

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Porvair PLC	8,570	$67,228
PPHE Hotel Group Ltd.	3,290	50,271
Premier Foods PLC	206,665	356,609
PZ Cussons PLC	74,104	144,222
QinetiQ Group PLC	161,136	633,115
Quilter PLC	370,926	486,142
Rank Group PLC (a)	54,017	51,622
Rathbones Group PLC	11,633	257,212
Reach PLC	103,289	98,139
Record PLC	12,453	11,237
Redde Northgate PLC	57,053	263,958
Redrow PLC	80,746	633,991
Renew Holdings PLC	9,893	108,402
Renewi PLC (a)	25,541	207,241
Renishaw PLC	1,176	53,779
Renold PLC (a)	238	106
Ricardo PLC	13,452	84,010
Rightmove PLC	8,484	62,001
RM PLC (a)	43,283	35,787
Robert Walters PLC	16,356	92,777
Rotork PLC	207,102	851,779
RS Group PLC	43,000	447,552
RWS Holdings PLC	12,286	39,240
S&U PLC	1,188	33,092
S4 Capital PLC (a)	28,030	18,996
Sabre Insurance Group PLC	49,439	95,297
Saga PLC (a)	8,514	15,793
Savills PLC	43,996	541,857
Secure Trust Bank PLC	458	4,024
Senior PLC	149,224	337,070
Serco Group PLC	300,955	619,643
Serica Energy PLC	47,039	137,745
Severfield PLC	100,890	81,662
SIG PLC (a)	255,262	108,608
Smart Metering Systems PLC	23,321	278,710
Smiths News PLC (d)	20,535	13,968
Softcat PLC	30,193	522,406
Spectris PLC	3,586	172,097
Speedy Hire PLC	151,595	63,528
Spire Healthcare Group PLC	62,350	179,701
Spirent Communications PLC	181,575	284,585
SSP Group PLC (a)	185,760	553,029
SThree PLC	41,761	221,782
Studio Retail Group PLC (a) (b) (c)	17,439	0
STV Group PLC	7,194	18,050
Superdry PLC (a)	18,185	7,950
Synthomer PLC (a)	35,511	85,825
Tate & Lyle PLC	97,547	817,290
Taylor Wimpey PLC	138,969	259,788
TBC Bank Group PLC	6,341	228,589
TClarke PLC	15,381	26,651
Telecom Plus PLC	18,238	373,709
THG PLC (a)	29,472	31,864
Topps Tiles PLC	61,961	39,415
TORM PLC - Class A	7,185	217,240
TP ICAP Group PLC	235,823	586,130
Trainline PLC (a)	2,985	12,196

United Kingdom—(Continued)
Travis Perkins PLC	50,576	532,443
Trifast PLC	20,432	22,940
TT Electronics PLC	54,423	108,236
Tyman PLC	21,078	84,307
Vanquis Banking Group PLC	52,029	85,680
Verici Dx PLC (a)	760	94
Vertu Motors PLC	46,012	41,573
Vesuvius PLC	68,585	419,829
Victrex PLC	19,606	380,021
Videndum PLC	14,491	64,108
Virgin Money U.K. PLC	239,897	500,972
Vistry Group PLC	71,357	830,574
Volex PLC	20,790	84,395
Volution Group PLC	34,155	188,114
Vp PLC (d)	4,147	33,736
Watches of Switzerland Group PLC (a)	47,460	426,551
Watkin Jones PLC	46,386	34,496
WH Smith PLC	30,332	514,479
Wickes Group PLC	76,029	137,096
Wincanton PLC	40,925	162,215
Xaar PLC (a)	18,088	26,861
XPS Pensions Group PLC	7,428	22,053
Young & Co.’s Brewery PLC	1,744	18,119
Young & Co.’s Brewery PLC - Class A (d)	4,640	64,536
Zotefoams PLC	7,268	30,939

		63,547,949

United States—0.6%
ADTRAN Holdings, Inc. (d)	10,268	77,191
Argonaut Gold, Inc. (a) (d)	80,499	28,553
Bausch Health Cos., Inc. (a)	56,435	452,618
Burford Capital Ltd.	35,459	546,871
Diversified Energy Co. PLC	9,570	135,743
Energy Fuels, Inc. (a) (d)	7,296	52,309
Frontage Holdings Corp. (a)	58,000	17,260
Noble Corp. PLC	489	23,637
Ormat Technologies, Inc.	1	43
Primo Water Corp.	2,400	36,120
PureTech Health PLC (a)	49,670	122,896
Reliance Worldwide Corp. Ltd.	176,413	531,216
Samsonite International SA (a)	219,000	720,718
Sims Ltd.	43,872	464,373
Varia U.S. Properties AG	1,203	54,370
Viemed Healthcare, Inc. (a)	5,284	41,479

		3,305,397

Total Common Stocks (Cost $498,687,189)		524,227,890

Preferred Stocks—0.4%

Germany—0.4%
Draegerwerk AG & Co. KGaA	3,031	173,355
Einhell Germany AG	82	14,961
FUCHS SE	17,122	761,755
Jungheinrich AG	15,319	561,905

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Germany—(Continued)
Sixt SE	4,716	$349,355
STO SE & Co. KGaA	618	95,374
Villeroy & Boch AG	505	9,972

		1,966,677

Italy—0.0%
Danieli & C Officine Meccaniche SpA	4,725	113,242

Total Preferred Stocks (Cost $1,779,108)		2,079,919

Warrants—0.0%

Australia—0.0%
Arafura Rare Earths Ltd., Expires 06/20/25 (a)	12,974	407
Panoramic Resources Ltd., Expires 09/16/24 (a)	39,049	0

		407

Italy—0.0%
Webuild SpA, Expires 08/02/30 (a) (d)	6,346	0

Total Warrants (Cost $0)		407

Rights—0.0%

Austria—0.0%
Intercell AG (a) (b) (c) (Cost $0)	24,163	0

Securities Lending Reinvestments (e)—3.2%

Repurchase Agreements—0.8%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,380.	100,000	100,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $15,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $15,305.	14,997	14,997
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,481.	100,000	100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $2,493,199; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $2,541,566.	2,491,731	2,491,731

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $400,247; collateralized by various Common Stock with an aggregate market value of $446,406.	400,000	400,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $72,191; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $73,754.	72,148	72,148
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $33,833; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $34,489.	33,813	33,813
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $65,809; collateralized by various Common Stock with an aggregate market value of $73,210.	65,769	65,769
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $1,000,602; collateralized by various Common Stock with an aggregate market value of $1,102,861.	1,000,000	1,000,000

		4,278,458

Mutual Funds—2.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (f)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (f)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (f)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (f)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (f)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (f)	1,000,000	1,000,000

		13,000,000

Total Securities Lending Reinvestments (Cost $17,278,458)		17,278,458

Total Investments—103.0% (Cost $517,744,755)		543,586,674
Other assets and liabilities (net)—(3.0)%		(16,023,249)

Net Assets—100.0%		$527,563,425

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $47,984,917 and the collateral received consisted of cash in the amount of $17,278,458 and non-cash collateral with a value of $34,081,722. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Machinery	6.7
Banks	5.6
Metals & Mining	5.3
Real Estate Management & Development	4.4
Oil, Gas & Consumable Fuels	4.2
Chemicals	3.7
Capital Markets	3.6
Electronic Equipment, Instruments & Components	3.3
Food Products	3.3
Construction & Engineering	3.2

Glossary of Abbreviations

Other Abbreviations

(ADR) — (REIT) —	American Depositary Receipt Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$503,978	$34,378,855	$72,526	$34,955,359
Austria	—	8,025,925	0	8,025,925
Belgium	—	8,951,688	5,199	8,956,887
Cambodia	—	100,074	—	100,074
Canada	57,293,390	188,300	1,540	57,483,230
China	392,314	640,188	—	1,032,502
Colombia	165,701	—	—	165,701
Denmark	—	12,985,804	—	12,985,804
Faeroe Islands	—	27,013	—	27,013
Finland	—	11,034,157	—	11,034,157
France	27,129	25,202,515	0	25,229,644
Georgia	—	675,639	—	675,639
Germany	479,768	31,236,237	—	31,716,005
Ghana	—	205,591	—	205,591
Greece	—	33,243	—	33,243
Greenland	—	12,958	—	12,958
Guernsey, Channel Islands	—	—	0	0
Hong Kong	915,013	8,697,860	14,303	9,627,176
Ireland	—	2,817,938	—	2,817,938
Isle of Man	—	38,051	—	38,051

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Israel	$166,407	$5,771,067	$—	$5,937,474
Italy	—	22,614,461	0	22,614,461
Japan	—	128,459,907	—	128,459,907
Jersey, Channel Islands	—	454,013	—	454,013
Jordan	—	324,810	—	324,810
Liechtenstein	—	374,057	—	374,057
Luxembourg	—	1,467,605	—	1,467,605
Macau	—	129,516	—	129,516
Malta	—	17,259	—	17,259
Mongolia	—	31,655	—	31,655
Netherlands	57,429	10,275,061	0	10,332,490
New Zealand	—	1,919,664	—	1,919,664
Norway	—	3,548,244	—	3,548,244
Peru	—	130,780	—	130,780
Philippines	—	7,579	—	7,579
Poland	—	204,783	—	204,783
Portugal	—	2,072,467	—	2,072,467
Singapore	185,164	5,759,024	2	5,944,190
Spain	—	12,402,830	0	12,402,830
Sweden	—	13,393,449	—	13,393,449
Switzerland	17,826	42,216,705	—	42,234,531
Taiwan	—	12,054	—	12,054
Tanzania	—	125,192	—	125,192
United Arab Emirates	—	112,637	—	112,637
United Kingdom	24,958	63,522,991	0	63,547,949
United States	611,079	2,694,318	—	3,305,397
Total Common Stocks	60,840,156	463,294,164	93,570	524,227,890
Total Preferred Stocks*	—	2,079,919	—	2,079,919
Warrants
Australia	407	—	—	407
Italy	—	0	—	0
Total Warrants	407	0	—	407
Total Rights*	—	—	0	0
Securities Lending Reinvestments
Repurchase Agreements	—	4,278,458	—	4,278,458
Mutual Funds	13,000,000	—	—	13,000,000
Total Securities Lending Reinvestments	13,000,000	4,278,458	—	17,278,458
Total Investments	$73,840,563	$469,652,541	$93,570	$543,586,674

Collateral for Securities Loaned (Liability)	$—	$(17,278,458)	$—	$(17,278,458)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

During the year ended December 31, 2023, transfers into of Level 3 in the amount of $82,130 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$543,586,674
Cash denominated in foreign currencies (c)	231,931
Receivable for:
Investments sold	1,594,468
Dividends	1,575,927
Prepaid expenses	1,864
Other assets	51,339

Total Assets	547,042,203
Liabilities
Due to custodian	579,202
Collateral for securities loaned	17,278,458
Payables for:
Fund shares redeemed	932,343
Accrued Expenses:
Management fees	283,343
Distribution and service fees	13,618
Deferred trustees’ fees	169,435
Other expenses	222,379

Total Liabilities	19,478,778

Net Assets	$527,563,425

Net Assets Consist of:
Paid in surplus	$487,982,161
Distributable earnings (Accumulated losses)	39,581,264

Net Assets	$527,563,425

Net Assets
Class A	$461,552,768
Class B	66,010,657
Capital Shares Outstanding*
Class A	45,830,173
Class B	6,616,368
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.07
Class B	9.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $517,744,755.
(b)	Includes securities loaned at value of $47,984,917.
(c)	Identified cost of cash denominated in foreign currencies was $232,539.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$15,933,482
Interest	29,599
Securities lending income	510,237

Total investment income	16,473,318
Expenses
Management fees	4,169,437
Administration fees	34,369
Custodian and accounting fees	429,691
Distribution and service fees—Class B	159,714
Audit and tax services	79,831
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	26,729
Insurance	4,749
Miscellaneous	115,597

Total expenses	5,112,940
Less management fee waiver	(822,394)

Net expenses	4,290,546

Net Investment Income	12,182,772

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	11,890,638
Foreign currency transactions	(47,372)

Net realized gain (loss)	11,843,266

Net change in unrealized appreciation (depreciation) on:
Investments	43,780,827
Foreign currency transactions	57,054

Net change in unrealized appreciation (depreciation)	43,837,881

Net realized and unrealized gain (loss)	55,681,147

Net Increase (Decrease) in Net Assets From Operations	$67,863,919

(a)	Net of foreign withholding taxes of $1,657,506.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,182,772	$13,418,811
Net realized gain (loss)	11,843,266	17,514,443
Net change in unrealized appreciation (depreciation)	43,837,881	(150,252,325)

Increase (decrease) in net assets from operations	67,863,919	(119,319,071)

From Distributions to Shareholders
Class A	(25,966,317)	(67,111,201)
Class B	(3,539,535)	(9,121,187)

Total distributions	(29,505,852)	(76,232,388)

Increase (decrease) in net assets from capital share transactions	(39,454,298)	30,913,982

Total increase (decrease) in net assets	(1,096,231)	(164,637,477)

Net Assets
Beginning of period	528,659,656	693,297,133

End of period	$527,563,425	$528,659,656

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	249,291	$2,356,161	6,735	$60,090
Reinvestments	2,718,986	25,966,317	7,286,775	67,111,201
Redemptions	(6,530,458)	(64,084,142)	(3,905,979)	(41,054,772)

Net increase (decrease)	(3,562,181)	$(35,761,664)	3,387,531	$26,116,519

Class B
Sales	240,645	$2,262,649	507,355	$4,954,004
Reinvestments	373,763	3,539,535	997,942	9,121,187
Redemptions	(984,441)	(9,494,818)	(909,564)	(9,277,728)

Net increase (decrease)	(370,033)	$(3,692,634)	595,733	$4,797,463

Increase (decrease) derived from capital shares transactions		$(39,454,298)		$30,913,982

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.39	$13.25	$12.43	$12.22	$11.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.25	0.22	0.16	0.22
Net realized and unrealized gain (loss)	1.03	(2.59)	1.54	0.75	2.20

Total income (loss) from investment operations	1.26	(2.34)	1.76	0.91	2.42

Less Distributions
Distributions from net investment income	(0.26)	(0.30)	(0.24)	(0.29)	(0.16)
Distributions from net realized capital gains	(0.32)	(1.22)	(0.70)	(0.41)	(1.11)

Total distributions	(0.58)	(1.52)	(0.94)	(0.70)	(1.27)

Net Asset Value, End of Period	$10.07	$9.39	$13.25	$12.43	$12.22

Total Return (%) (b)	13.70	(17.47)	14.16	9.12	23.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.93	0.94	0.95
Net ratio of expenses to average net assets (%) (c)	0.80	0.81	0.83	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	2.40	2.40	1.69	1.47	1.95
Portfolio turnover rate (%)	8	11	10	18	14
Net assets, end of period (in millions)	$461.6	$463.7	$609.4	$636.0	$594.9

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.30	$13.13	$12.33	$12.13	$10.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.22	0.19	0.13	0.19
Net realized and unrealized gain (loss)	1.03	(2.57)	1.52	0.74	2.19

Total income (loss) from investment operations	1.23	(2.35)	1.71	0.87	2.38

Less Distributions
Distributions from net investment income	(0.23)	(0.26)	(0.21)	(0.26)	(0.13)
Distributions from net realized capital gains	(0.32)	(1.22)	(0.70)	(0.41)	(1.11)

Total distributions	(0.55)	(1.48)	(0.91)	(0.67)	(1.24)

Net Asset Value, End of Period	$9.98	$9.30	$13.13	$12.33	$12.13

Total Return (%) (b)	13.52	(17.70)	13.85	8.79	23.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.21	1.18	1.19	1.20
Net ratio of expenses to average net assets (%) (c)	1.05	1.06	1.08	1.18	1.19
Ratio of net investment income (loss) to average net assets (%)	2.15	2.15	1.44	1.23	1.70
Portfolio turnover rate (%)	8	11	10	18	14
Net assets, end of period (in millions)	$66.0	$65.0	$83.9	$85.0	$84.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $59,351 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $579,202 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,278,458 which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(17,278,458)	$—	$—	$—	$(17,278,458)
Warrants	—	—	—	—	—
Total Borrowings	$(17,278,458)	$—	$—	$—	$(17,278,458)
Gross amount of recognized liabilities for secured borrowing transactions .					$(17,278,458)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$41,442,188	$0	$93,887,289

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$4,169,437	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.200%	Of the first $100 million
0.150%	On amounts in excess of $100 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation -Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$527,368,681

Gross unrealized appreciation	136,574,026
Gross unrealized (depreciation)	(120,356,033)

Net unrealized appreciation (depreciation)	$16,217,993

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$13,039,768	$22,996,258	$16,466,084	$53,236,130	$29,505,852	$76,232,388

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$15,243,722	$8,244,776	$16,262,202	$—	$39,750,700

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Dimensional International Small Company Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Dimensional International Small Company Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-50

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned 18.10%, 17.88%, and 17.98%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned 26.29% and 5.53%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned 17.67%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose over the twelve-month period ending December 31, 2023, amid easing inflation, optimism for lower interest rates, strong performance in select mega-cap technology companies, and steady Gross Domestic Product (“GDP”) growth. U.S. equities advanced during the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (the “Fed”) slowed its pace of policy tightening, raising interest rates by 25 basis points (“bps”) in February and March, to a range between 4.75% – 5.00%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending U.S. Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipate 75 bps of interest rate cuts in 2024.

Equity returns varied by market cap during the reporting period. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

During the last twelve months, global fixed income sectors generated positive total returns despite elevated interest rate volatility over most of the period. The Bloomberg U.S. Aggregate Bond Index returned 5.53% during the period. Higher-yielding sectors generally performed best, benefiting from their coupon advantage and spread tightening. Global sovereign yields ended mixed. Yields rose earlier in the period amid multiple rate hikes from the Fed and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation.

Despite concerns about tighter lending standards following turmoil in the banking sector earlier in the period, credit sectors produced positive excess returns over duration-equivalent government bonds as spreads narrowed, particularly High Yield (“HY”) and Emerging Markets Debt (“EMD”). Most securitized sectors’ performance rebounded by the end of the period as markets absorbed the Federal Deposit Insurance Corporation (“FDIC”) asset sales of Mortgage-Backed Securities (“MBS”) and sentiment improved. Over the period, U.S. investment-grade corporate spreads compressed by 31 bps and U.S. high-yield corporate spreads tightened by 146 bps, according to Bloomberg Index data.

The U.S. dollar ended mixed versus most currencies over the period after the Fed adopted a more dovish tone later in the year, and central banks increasingly charted different policy courses. European currencies generally ended higher versus the U.S. dollar, particularly the Swiss franc which was a notable outperformer. The Japanese yen depreciated versus the U.S. dollar as the Bank of Japan remained the outlier among major G10 central banks in maintaining its ultra-loose monetary policy. Emerging Market (“EM”) currencies broadly gained versus the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its blended benchmark during the reporting period ended December 31, 2023.

The equity portion of the Portfolio (the “Equity Portfolio”) outperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2023. Strong stock selection within Health Care, Energy and Communication Services contributed most to relative performance. This was partially offset by more challenging stock selection within the Information Technology (“IT”) and Consumer Staples sectors.

The Equity Portfolio’s largest individual relative contributors during the period included overweight positions in Meta Platforms, Amazon.com and an out-of-benchmark position in Ares Management. Shares of Meta Platforms rose over the period. The company reported better-than-forecast revenue for the fourth quarter and boosted its stock buyback authorization by $40 billion. The company also reported solid second and third quarter results, buoyed by a rebound in online advertising and cost cutting. Shares of Amazon ended the period higher. Ongoing demand for artificial intelligence (“AI”) was expected to benefit Amazon Web Services (“AWS”) and increase demand for its

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

cloud computing platforms. The e-commerce giant reported third quarter results that beat consensus estimates as revenue rose 13% compared to the prior quarter. The company saw sales growth within its AWS business as well as its third-party seller services and advertising units. Amazon also issued promising sales guidance for the fourth quarter, which included the holiday period. Shares of Ares Management, the alternative investment manager, rose early in the period along with the broader market. The company reported second-quarter realized income that beat consensus estimates on the back of fundraising momentum and new commitments. Earlier this year, the FDIC announced that the marketing process for the commercial real estate loan portfolio of Signature Bank will begin, and Ares is a potential bidder. In addition, the company announced the final closing of its infrastructure debt.

Underweight positions in NVIDIA, Apple and Tesla were the top detractors to relative performance during the period. NVIDIA’s shares surged over the period due to strong data center demand and the growing need for chips in AI and language learning models. However, in our assessment, NVIDIA’s valuations were stretched considerably. Instead, we held an overweight position in Advanced Micro Devices (“AMD”) where we see more upside potential. The positive contribution from AMD served to partially offset the negative impact from our underweight position in NVIDIA. Shares of Apple climbed higher over the period. Despite the iPhone maker reporting a miss on consensus expectations for the first quarter, its install base grew to 2 billion devices. The iPhone install base in particular was at an all-time high and saw double-digit growth in emerging markets. Apple later reported second-quarter earnings ahead of consensus estimates led by strong iPhone sales and healthy operating margins. We remained underweight Apple and instead owned overweight positions in other internet related stocks such as Meta and Alphabet. Shares of Tesla rose over the period after reporting strong financial results in 2022. Elon Musk’s outlook gave investors optimism that demand remained strong and outpaced production capacity following last year’s vehicle price cuts. The company’s Model Y was the number one selling vehicle globally in the first quarter becoming the first electric vehicle to claim that title.

As a reminder, the Equity Portfolio is managed in an industry-neutral structure relative to the S&P 500 Index, which promotes stock selection as the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care and Financials sectors.

The fixed income portion of the Portfolio (“Fixed Income Portfolio”) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the twelve-month period ended December 31, 2023. The Portfolio’s out-of-benchmark exposure to HY and positioning within Investment Grade (“IG”) Credit were the primary drivers of relative outperformance. An allocation to Structured Finance sectors contributed to relative performance, particularly exposure to Non-agency Residential MBS aided performance as housing data improved despite affordability challenges. An overweight to Agency MBS pass-throughs also benefitted performance, following a decline in interest rate volatility. Exposure to Asset-Backed Securities (“ABS”) and an allocation to Collateralized Loan Obligations helped relative returns amid generally resilient economic data. The Portfolio implemented tactical duration positions throughout the period which had a positive impact on relative performance. Select exposure within EMD modestly detracted from performance overall, with select positioning within EM corporate issuers outperforming.

During the period, the Fixed Income Portfolio used U.S. Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit default swaps (“CDS”) were used to manage credit exposure, and IG, HY, and EM CDS index positions were used as a source of liquidity and to manage overall portfolio risk. EM CDS positions had a negative impact on performance during the period, while IG and HY CDS had a slight positive impact.

At the end of the period, the Fixed Income Portfolio had a longer duration posture relative to the Bloomberg U.S. Aggregate Bond Index. The Portfolio was underweight to IG Credit by the end of the period, as we observed better opportunities in HY and select EM

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

corporate exposures. The Portfolio continued to be overweight to securitized sectors (Agency MBS, ABS, and Commercial MBS).

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	18.10	10.09	8.07
Class B	17.88	9.82	7.81
Class E	17.98	9.92	7.91
S&P 500 Index	26.29	15.69	12.03
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81
Blended Index	17.67	9.98	8.09

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Equity Sectors

% of Net Assets
Information Technology	16.3
Health Care	8.8
Financials	8.6
Consumer Discretionary	6.4
Industrials	5.3

Top Equity Holdings

% of Net Assets
Microsoft Corp.	5.3
Amazon.com, Inc.	3.3
Apple, Inc.	3.1
Alphabet, Inc. - Class A	2.0
Meta Platforms, Inc.	1.5

Top Fixed Income Sectors

% of Net Assets
Agency Mortgage-Backed Securities	18.6
Corporate Bonds & Notes	11.7
U.S. Treasury	5.6
Asset-Backed Securities	3.9
Non-Agency Mortgage-Backed Securities	3.8
Foreign Government	1.2

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Security, TBA	5.9
Federal National Mortgage Association	5.6
U.S. Treasury Bonds	4.2
Federal Home Loan Mortgage Corp.	2.5
Government National Mortgage Association	1.9

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.50%	$1,000.00	$1,070.70	$2.61
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

Class B (a)	Actual	0.75%	$1,000.00	$1,070.10	$3.91
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class E (a)	Actual	0.65%	$1,000.00	$1,069.70	$3.39
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—60.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Boeing Co. (a)	11,624	$3,029,912
General Dynamics Corp.	27,983	7,266,346
RTX Corp.	34,681	2,918,059

		13,214,317

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	25,089	2,167,439

Automobile Components—0.1%
Goodyear Tire & Rubber Co. (a)	100,231	1,435,308

Automobiles—0.3%
Tesla, Inc. (a)	13,721	3,409,394

Banks—1.2%
JPMorgan Chase & Co.	56,680	9,641,268
Wells Fargo & Co.	93,579	4,605,958

		14,247,226

Beverages—1.2%
Constellation Brands, Inc. - Class A	23,431	5,664,444
Monster Beverage Corp. (a)	149,906	8,636,085

		14,300,529

Biotechnology—1.3%
AbbVie, Inc.	11,845	1,835,620
Alnylam Pharmaceuticals, Inc. (a)	2,201	421,294
Apellis Pharmaceuticals, Inc. (a)	4,734	283,377
Ascendis Pharma AS (ADR) (a) (b)	2,495	314,245
Biogen, Inc. (a)	4,476	1,158,255
Bridgebio Pharma, Inc. (a) (b)	4,793	193,493
Celldex Therapeutics, Inc. (a) (b)	6,996	277,461
Crinetics Pharmaceuticals, Inc. (a)	6,768	240,806
Cytokinetics, Inc. (a) (b)	18,583	1,551,495
Gilead Sciences, Inc.	11,361	920,355
Immunocore Holdings PLC (ADR) (a) (b)	4,163	284,416
Karuna Therapeutics, Inc. (a)	3,134	991,942
Moderna, Inc. (a) (b)	3,262	324,406
Regeneron Pharmaceuticals, Inc. (a)	1,942	1,705,639
Revolution Medicines, Inc. (a)	8,831	253,273
Rocket Pharmaceuticals, Inc. (a)	8,171	244,885
Sage Therapeutics, Inc. (a) (b)	13,423	290,876
Sarepta Therapeutics, Inc. (a) (b)	2,298	221,596
Syndax Pharmaceuticals, Inc. (a)	9,528	205,900
United Therapeutics Corp. (a)	1,385	304,548
Vaxcyte, Inc. (a)	3,454	216,911
Vertex Pharmaceuticals, Inc. (a)	6,451	2,624,847

		14,865,640

Broadline Retail—3.3%
Amazon.com, Inc. (a)	249,885	37,967,527

Building Products—0.7%
Azek Co., Inc. (a)	43,716	1,672,137
Builders FirstSource, Inc. (a)	21,766	3,633,616

Building Products—(Continued)
Johnson Controls International PLC	17,803	1,026,165
Trane Technologies PLC	5,775	1,408,523

		7,740,441

Capital Markets—2.6%
Ares Management Corp. - Class A	66,022	7,851,336
Intercontinental Exchange, Inc.	17,688	2,271,670
KKR & Co., Inc.	33,118	2,743,826
Northern Trust Corp.	52,748	4,450,876
S&P Global, Inc.	18,140	7,991,033
Tradeweb Markets, Inc. - Class A	50,417	4,581,897

		29,890,638

Chemicals—1.5%
Cabot Corp.	37,486	3,130,081
Celanese Corp. (b)	15,611	2,425,481
FMC Corp.	32,495	2,048,810
Ingevity Corp. (a) (b)	16,872	796,696
Linde PLC	14,608	5,999,651
Livent Corp. (a) (b)	31,612	568,384
PPG Industries, Inc.	20,186	3,018,816

		17,987,919

Commercial Services & Supplies—0.6%
Clean Harbors, Inc. (a)	21,230	3,704,847
Veralto Corp.	8,221	676,259
Waste Connections, Inc.	18,632	2,781,199

		7,162,305

Construction & Engineering—0.1%
Fluor Corp. (a)	30,367	1,189,475

Consumer Staples Distribution & Retail—0.6%
Performance Food Group Co. (a)	98,655	6,821,993

Containers & Packaging—0.1%
Ball Corp. (b)	14,880	855,898

Electric Utilities—1.3%
Edison International	54,155	3,871,541
Exelon Corp.	72,812	2,613,951
NextEra Energy, Inc.	59,093	3,589,309
PG&E Corp. (b)	264,263	4,764,662

		14,839,463

Energy Equipment & Services—0.3%
Schlumberger NV (b)	56,671	2,949,159

Entertainment—0.7%
Netflix, Inc. (a)	9,809	4,775,806
Spotify Technology SA (a)	18,068	3,395,158

		8,170,964

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Financial Services—3.1%
Berkshire Hathaway, Inc. - Class B (a)	42,078	$15,007,539
Block, Inc. (a)	65,351	5,054,900
FleetCor Technologies, Inc. (a)	8,269	2,336,902
Global Payments, Inc.	32,487	4,125,849
PayPal Holdings, Inc. (a)	21,821	1,340,028
Visa, Inc. - Class A (b)	17,647	4,594,396
WEX, Inc. (a)	21,343	4,152,281

		36,611,895

Gas Utilities—0.2%
Atmos Energy Corp. (b)	25,209	2,921,723

Ground Transportation—1.0%
Knight-Swift Transportation Holdings, Inc.	74,256	4,280,858
Uber Technologies, Inc. (a)	121,399	7,474,537

		11,755,395

Health Care Equipment & Supplies—1.5%
Abbott Laboratories	34,886	3,839,902
Boston Scientific Corp. (a)	70,942	4,101,157
DexCom, Inc. (a)	23,339	2,896,137
Edwards Lifesciences Corp. (a)	38,112	2,906,040
Insulet Corp. (a) (b)	9,375	2,034,187
Stryker Corp.	5,240	1,569,170

		17,346,593

Health Care Providers & Services—2.1%
Agilon Health, Inc (a) (b)	180,543	2,265,815
Cencora, Inc. (b)	21,288	4,372,129
Centene Corp. (a)	31,465	2,335,018
Elevance Health, Inc.	5,895	2,779,846
HCA Healthcare, Inc.	12,098	3,274,686
Humana, Inc.	6,728	3,080,146
Molina Healthcare, Inc. (a)	8,849	3,197,232
UnitedHealth Group, Inc.	6,308	3,320,973

		24,625,845

Health Care REITs—0.2%
Welltower, Inc.	32,071	2,891,842

Hotel & Resort REITs—0.2%
Ryman Hospitality Properties, Inc. (b)	24,476	2,693,829

Hotels, Restaurants & Leisure—0.9%
Chipotle Mexican Grill, Inc. (a)	2,938	6,719,089
Hyatt Hotels Corp. - Class A (b)	25,405	3,313,066

		10,032,155

Household Durables—0.4%
Lennar Corp. - Class A	23,304	3,473,228
Skyline Champion Corp. (a)	24,182	1,795,756

		5,268,984

Industrial REITs—0.3%
EastGroup Properties, Inc.	20,294	$3,724,761

Insurance—1.7%
Arch Capital Group Ltd. (a)	31,078	2,308,163
Assured Guaranty Ltd.	22,911	1,714,430
Chubb Ltd.	16,909	3,821,434
Everest Group Ltd.	8,467	2,993,762
Marsh & McLennan Cos., Inc.	11,072	2,097,812
Progressive Corp.	27,660	4,405,685
Trupanion, Inc. (a) (b)	71,619	2,185,095

		19,526,381

Interactive Media & Services—3.5%
Alphabet, Inc. - Class A (a)	166,372	23,240,504
Meta Platforms, Inc. - Class A (a)	48,431	17,142,637

		40,383,141

IT Services—0.2%
Squarespace, Inc. - Class A (a)	84,937	2,803,770

Life Sciences Tools & Services—1.2%
Agilent Technologies, Inc.	20,566	2,859,291
Danaher Corp.	23,500	5,436,490
ICON PLC (a)	12,851	3,637,732
Illumina, Inc. (a)	10,912	1,519,387

		13,452,900

Machinery—0.7%
Flowserve Corp.	36,344	1,498,100
Fortive Corp.	38,538	2,837,553
Ingersoll Rand, Inc.	23,822	1,842,394
Middleby Corp. (a)	14,838	2,183,708

		8,361,755

Media—0.4%
New York Times Co. - Class A (b)	39,088	1,914,921
Omnicom Group, Inc.	32,424	2,805,000

		4,719,921

Oil, Gas & Consumable Fuels—2.6%
BP PLC (ADR)	220,117	7,792,142
ConocoPhillips	42,042	4,879,815
EOG Resources, Inc.	15,999	1,935,079
EQT Corp.	38,063	1,471,516
Marathon Petroleum Corp.	24,407	3,621,022
Shell PLC (ADR)	125,464	8,255,531
Targa Resources Corp.	24,600	2,137,002

		30,092,107

Passenger Airlines—0.3%
Delta Air Lines, Inc.	76,423	3,074,497

Personal Care Products—0.5%
Haleon PLC (ADR) (b)	705,353	5,805,055

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—2.8%
AstraZeneca PLC (ADR)	65,748	$4,428,128
Elanco Animal Health, Inc. (a)	52,901	788,225
Eli Lilly & Co.	19,978	11,645,576
GSK PLC (ADR) (b)	48,658	1,803,265
Merck & Co., Inc.	65,575	7,148,986
Novartis AG (ADR)	21,678	2,188,828
Pfizer, Inc.	54,434	1,567,155
Structure Therapeutics, Inc. (ADR) (a) (b)	6,564	267,549
Zoetis, Inc.	11,538	2,277,255

		32,114,967

Professional Services—0.5%
Ceridian HCM Holding, Inc. (a) (b)	41,135	2,760,981
Science Applications International Corp.	22,761	2,829,648

		5,590,629

Real Estate Management & Development—0.1%
CoStar Group, Inc. (a) (b)	10,614	927,558

Semiconductors & Semiconductor Equipment—4.0%
Advanced Micro Devices, Inc. (a)	79,470	11,714,673
First Solar, Inc. (a)	7,590	1,307,605
KLA Corp.	8,299	4,824,209
Marvell Technology, Inc.	48,491	2,924,492
Micron Technology, Inc.	69,585	5,938,384
NVIDIA Corp.	17,635	8,733,205
ON Semiconductor Corp. (a)	35,000	2,923,550
Texas Instruments, Inc.	45,288	7,719,792

		46,085,910

Software—9.0%
Adobe, Inc. (a)	20,179	12,038,791
HubSpot, Inc. (a)	9,204	5,343,290
Intuit, Inc.	17,000	10,625,510
Microsoft Corp.	164,687	61,928,900
ServiceNow, Inc. (a)	13,370	9,445,771
Synopsys, Inc. (a)	10,466	5,389,048

		104,771,310

Specialized REITs—0.2%
Extra Space Storage, Inc.	15,618	2,504,034

Specialty Retail—1.3%
AutoZone, Inc. (a)	2,091	5,406,511
TJX Cos., Inc.	107,040	10,041,422

		15,447,933

Technology Hardware, Storage & Peripherals—3.1%
Apple, Inc.	187,359	36,072,228

Tobacco—0.9%
Philip Morris International, Inc.	105,508	9,926,193

Trading Companies & Distributors—0.1%
AerCap Holdings NV (a)	18,046	1,341,179

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc.	37,715	6,046,846

Total Common Stocks (Cost $573,717,418)		706,136,971

U.S. Treasury & Government Agencies—24.2%

Agency Sponsored Mortgage - Backed—18.6%
Federal Home Loan Mortgage Corp.
2.000%, 05/01/36	363,521	327,937
2.000%, 06/01/36	127,505	115,022
2.000%, 12/01/40	72,365	62,285
2.000%, 05/01/41	473,726	405,972
2.000%, 12/01/41	508,554	434,547
2.000%, 09/01/50	220,233	182,206
2.000%, 10/01/50	424,997	349,398
2.000%, 02/01/51	644,617	532,740
2.000%, 03/01/51	2,044,333	1,681,700
2.000%, 04/01/51	736,532	604,322
2.000%, 05/01/51	405,082	336,810
2.000%, 08/01/51	167,823	137,438
2.000%, 11/01/51	169,626	139,922
2.000%, 04/01/52	664,564	551,059
2.500%, 05/01/50	221,438	191,522
2.500%, 06/01/50	279,607	240,485
2.500%, 07/01/50	1,589,481	1,364,715
2.500%, 09/01/50	436,610	375,699
2.500%, 11/01/50	492,430	421,540
2.500%, 02/01/51	149,485	129,351
2.500%, 03/01/51	373,490	319,741
2.500%, 05/01/51	186,984	159,849
2.500%, 07/01/51	192,574	164,986
2.500%, 08/01/51	153,525	131,243
2.500%, 10/01/51	290,237	248,148
2.500%, 04/01/52	926,044	788,342
3.000%, 07/01/28	141,954	137,414
3.000%, 08/01/29	87,486	84,516
3.000%, 10/01/32	189,433	180,974
3.000%, 04/01/33	192,470	182,747
3.000%, 11/01/36	378,078	352,357
3.000%, 01/01/37	244,571	227,943
3.000%, 12/01/44	4,712	4,313
3.000%, 08/01/46	414,907	378,248
3.000%, 10/01/46	422,773	384,474
3.000%, 11/01/46	941,210	856,440
3.000%, 12/01/46	272,793	248,109
3.000%, 01/01/47	260,307	236,180
3.000%, 07/01/50	194,398	173,276
3.000%, 08/01/51	73,842	65,920
3.000%, 05/01/52	279,799	249,481
3.500%, 08/01/34	202,985	195,043
3.500%, 08/01/42	52,137	49,396

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.500%, 11/01/42	66,263	$62,707
3.500%, 06/01/46	68,373	63,898
3.500%, 10/01/47	256,541	239,743
3.500%, 12/01/47	101,034	94,285
3.500%, 03/01/48	239,338	224,823
3.500%, 12/01/48	155,675	145,277
4.000%, 05/01/42	216,971	211,797
4.000%, 08/01/42	64,090	62,429
4.000%, 09/01/42	96,401	93,903
4.000%, 07/01/44	4,533	4,437
4.000%, 02/01/46	77,103	74,436
4.000%, 04/01/47	35,475	34,405
4.000%, 09/01/48	33,507	32,319
4.000%, 04/01/49	644,798	619,066
4.000%, 05/01/49	128,822	124,191
4.000%, 07/01/49	483,450	467,233
4.400%, 1Y RFUCCT + 1.900%, 02/01/41 (c)	4,002	3,987
4.500%, 09/01/43	35,382	35,112
4.500%, 11/01/43	310,413	308,537
5.000%, 05/01/39	2,625	2,657
5.000%, 06/01/41	187,419	190,501
5.000%, 09/01/52	5,054,021	5,004,356
5.000%, 11/01/52	323,998	321,261
5.000%, 12/01/52	351,187	347,562
5.000%, 01/01/53	3,370,129	3,335,344
5.000%, 04/01/53	1,433,826	1,420,225
5.500%, 07/01/33	37,854	38,957
5.500%, 04/01/39	16,966	17,496
5.500%, 06/01/41	61,921	63,857
5.500%, 02/01/53	559,807	564,318
6.000%, 12/01/52	358,343	368,613
6.000%, 03/01/53	190,923	196,288
6.500%, 11/01/53	404,262	416,162
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 0.597%, 03/25/27 (c) (d)	3,967,562	63,712
0.631%, 10/25/26 (c) (d)	1,121,606	15,152
0.745%, 06/25/27 (c) (d)	2,369,491	49,821
0.879%, 11/25/30 (c) (d)	957,130	45,186
1.022%, 10/25/30 (c) (d)	1,648,362	87,926
1.115%, 06/25/30 (c) (d)	3,030,480	174,770
1.124%, 01/25/30 (c) (d)	2,467,287	131,542
1.433%, 05/25/30 (c) (d)	2,350,653	171,778
1.570%, 05/25/30 (c) (d)	1,479,343	115,320
Federal Home Loan Mortgage Corp. REMICS
Zero Coupon, 11/15/36 (e)	8,669	7,062
1.000%, 02/25/51	530,803	444,799
1.750%, 10/15/42	134,170	115,235
2.000%, 07/25/50	143,226	122,200
2.500%, 05/15/28 (d)	40,834	1,500
2.500%, 06/25/50 (d)	728,708	104,424
2.500%, 03/25/52	466,327	413,432
3.000%, 03/15/28 (d)	80,833	3,356
3.000%, 05/15/32 (d)	30,900	602
3.000%, 03/15/33 (d)	61,731	5,102

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp. REMICS
3.000%, 03/25/40	500,000	435,238
3.000%, 05/15/46	239,685	221,354
3.000%, 09/25/51 (d)	702,987	113,213
3.250%, 11/15/41	81,549	75,388
3.500%, 09/15/26 (d)	15,051	446
3.500%, 03/15/27 (d)	13,822	312
3.500%, 03/15/41 (d)	43,869	1,345
3.500%, 10/15/45	99,774	90,964
3.500%, 12/15/46	265,410	239,524
4.000%, 07/15/27 (d)	39,189	775
4.000%, 03/15/28 (d)	29,667	773
4.000%, 06/15/28 (d)	18,215	537
4.000%, 07/15/30 (d)	65,708	4,484
4.000%, 05/25/40 (d)	302,191	45,226
4.000%, 09/15/41	321,500	307,966
4.750%, 07/15/39	186,590	182,922
5.000%, 09/15/33 (d)	78,877	11,230
5.000%, 02/15/48 (d)	115,844	22,869
5.500%, 08/15/33	19,771	20,033
5.500%, 07/15/36	44,257	45,173
5.500%, 06/15/46	63,879	65,227
6.500%, 07/15/36	50,218	51,225
6.500%, 04/15/39 (d)	269,887	50,774
Federal Home Loan Mortgage Corp. STACR REMICS Trust 8.237%, SOFR30A + 2.900%, 04/25/42 (144A) (c)	359,000	368,614
8.587%, SOFR30A + 3.250%, 04/25/43 (144A) (c)	325,000	338,271
8.687%, SOFR30A + 3.350%, 05/25/42 (144A) (c)	495,000	514,720
8.687%, SOFR30A + 3.350%, 06/25/43 (144A) (c)	1,105,000	1,166,213
8.837%, SOFR30A + 3.500%, 03/25/42 (144A) (c)	115,000	119,073
8.837%, SOFR30A + 3.500%, 05/25/43 (144A) (c)	945,000	998,669
8.887%, SOFR30A + 3.550%, 08/25/42 (144A) (c)	155,000	160,252
9.037%, SOFR30A + 3.700%, 09/25/42 (144A) (c)	425,000	447,067
9.337%, SOFR30A + 4.000%, 07/25/42 (144A) (c)	380,000	398,352
9.837%, SOFR30A + 4.500%, 06/25/42 (144A) (c)	600,000	646,038
Federal Home Loan Mortgage Corp. STRIPS 1.500%, 05/15/37 (d)	2,301,126	133,658
2.000%, 06/15/52 (d)	963,136	118,404
2.500%, 03/15/52 (d)	743,418	104,767
Federal National Mortgage Association
1.500%, 09/01/51	1,951,174	1,520,848
2.000%, 05/01/36	413,291	372,832
2.000%, 06/01/36	587,320	529,828
2.000%, 08/01/36	478,067	431,261
2.000%, 09/01/36	279,116	251,787
2.000%, 12/01/36	221,434	199,750
2.000%, 09/01/40	286,756	246,861
2.000%, 12/01/40	1,036,096	891,924
2.000%, 04/01/41	311,081	266,930
2.000%, 05/01/41	99,936	85,654
2.000%, 10/01/41	377,542	322,880
2.000%, 02/01/42	238,146	205,008
2.000%, 08/01/50	217,264	178,772
2.000%, 12/01/50	592,798	487,783

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
2.000%, 01/01/51	338,066	$284,559
2.000%, 02/01/51	1,983,025	1,627,430
2.000%, 03/01/51	3,314,051	2,720,513
2.000%, 04/01/51	3,523,838	2,892,670
2.000%, 05/01/51	1,226,065	1,005,442
2.000%, 07/01/51	548,296	449,298
2.250%, 04/01/33	200,057	167,350
2.500%, 06/01/40	649,483	578,849
2.500%, 04/01/50	245,846	210,871
2.500%, 06/01/50	275,857	236,700
2.500%, 07/01/50	48,080	41,180
2.500%, 09/01/50	436,203	373,744
2.500%, 10/01/50	736,485	636,396
2.500%, 01/01/51	313,215	269,886
2.500%, 05/01/51	5,270,279	4,519,695
2.500%, 06/01/51	618,700	526,751
2.500%, 07/01/51	362,544	310,401
2.500%, 08/01/51	196,860	170,502
2.500%, 09/01/51	238,180	203,659
2.500%, 10/01/51	1,685,378	1,439,872
2.500%, 11/01/51	3,372,394	2,903,631
2.500%, 12/01/51	420,720	361,741
2.500%, 01/01/52	414,868	356,992
2.500%, 03/01/52	618,649	528,285
2.500%, 04/01/52	420,236	359,256
2.500%, 01/01/57	537,143	456,789
3.000%, 07/01/28	312,030	301,956
3.000%, 02/01/31	47,696	45,851
3.000%, 08/01/33	133,477	127,469
3.000%, 03/01/37	288,982	268,928
3.000%, 02/01/43	326,613	300,183
3.000%, 03/01/43	413,040	379,684
3.000%, 04/01/43	398,452	366,296
3.000%, 05/01/43	1,043,838	959,362
3.000%, 06/01/43	134,025	123,168
3.000%, 12/01/49	45,090	40,395
3.000%, 02/01/50	191,245	172,200
3.000%, 08/01/50	677,569	606,200
3.000%, 10/01/50	276,758	247,079
3.000%, 12/01/50	377,503	337,022
3.000%, 04/01/51	143,178	127,736
3.000%, 05/01/51	361,273	325,523
3.000%, 06/01/51	77,090	68,323
3.000%, 07/01/51	94,718	84,059
3.000%, 08/01/51	180,906	161,407
3.000%, 10/01/51	217,253	192,988
3.000%, 11/01/51	952,833	843,742
3.000%, 12/01/51	530,412	473,192
3.000%, 01/01/52	246,873	219,338
3.000%, 04/01/52	251,326	224,801
3.000%, 05/01/52	370,039	330,164
3.500%, 03/01/43	13,725	12,973
3.500%, 05/01/43	31,521	29,651
3.500%, 07/01/43	74,200	69,926
3.500%, 08/01/43	105,613	99,694

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
3.500%, 10/01/44	121,743	113,867
3.500%, 02/01/45	126,718	118,265
3.500%, 01/01/46	141,257	131,849
3.500%, 03/01/46	105,766	98,711
3.500%, 09/01/46	199,071	185,935
3.500%, 10/01/46	85,899	80,167
3.500%, 11/01/46	92,745	87,037
3.500%, 12/01/46	518,344	489,546
3.500%, 05/01/47	179,336	167,371
3.500%, 09/01/47	389,209	363,661
3.500%, 12/01/47	53,393	50,139
3.500%, 01/01/48	220,085	205,395
3.500%, 02/01/48	254,369	237,947
3.500%, 07/01/48	279,919	261,241
3.500%, 11/01/48	59,068	55,125
3.500%, 04/01/52	604,215	557,521
3.500%, 09/01/57	935,328	848,467
3.500%, 05/01/58	542,154	491,806
3.520%, 11/01/32	380,000	353,325
4.000%, 04/01/26	4,088	4,013
4.000%, 02/01/29	67,784	66,896
4.000%, 10/01/40	262,747	256,181
4.000%, 11/01/40	99,292	96,796
4.000%, 12/01/40	72,796	70,991
4.000%, 02/01/41	35,523	34,629
4.000%, 03/01/41	97,594	95,053
4.000%, 06/01/41	305,531	300,979
4.000%, 08/01/42	51,474	50,070
4.000%, 09/01/42	97,847	95,178
4.000%, 03/01/45	10,764	10,377
4.000%, 07/01/45	80,284	77,426
4.000%, 03/01/46	73,800	71,307
4.000%, 05/01/46	22,472	21,664
4.000%, 06/01/46	98,282	94,718
4.000%, 04/01/47	107,614	103,783
4.000%, 10/01/47	386,800	372,899
4.000%, 06/01/48	755,584	728,471
4.000%, 09/01/48	130,168	125,193
4.000%, 01/01/49	434,847	419,131
4.000%, 04/01/49	857,697	819,033
4.000%, 08/01/49	32,795	31,711
4.000%, 04/01/50	589,411	566,764
4.000%, 08/01/51	95,793	93,179
4.000%, 06/01/52	367,404	348,958
4.030%, 06/01/28	290,823	286,769
4.190%, 04/01/28	375,000	371,792
4.250%, 1Y RFUCCT + 1.750%, 03/01/41 (c)	3,751	3,745
4.370%, 05/01/28	142,918	143,247
4.410%, 04/01/30	290,000	288,985
4.460%, 05/01/28	333,325	333,977
4.500%, 06/01/24	1,392	1,385
4.500%, 02/01/25	1,274	1,267
4.500%, 04/01/25	459	456
4.500%, 07/01/25	957	951
4.500%, 06/01/26	42,351	42,116

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
4.500%, 12/01/37	270,356	$270,765
4.500%, 10/01/40	202,929	202,667
4.500%, 09/01/41	22,240	22,211
4.500%, 10/01/41	98,570	98,443
4.500%, 08/01/42	32,226	32,184
4.500%, 09/01/43	452,737	448,750
4.500%, 10/01/43	81,337	80,355
4.500%, 12/01/43	62,482	62,016
4.500%, 01/01/44	159,793	158,529
4.500%, 04/01/49	128,226	126,318
4.500%, 01/01/51	578,118	570,230
4.510%, 05/01/33	189,536	189,255
4.640%, 10/01/33	180,937	182,596
4.750%, 04/01/28	95,000	96,347
5.000%, 07/01/41	16,190	16,433
5.000%, 08/01/41	7,385	7,505
5.000%, 09/01/52	4,712,067	4,663,460
5.000%, 10/01/52	2,189,550	2,170,336
5.000%, 11/01/52	1,398,581	1,385,403
5.000%, 04/01/53	1,072,139	1,060,811
5.065%, 12/01/28	490,000	505,679
5.078%, 1Y RFUCCT + 1.775%, 06/01/41 (c)	18,751	18,812
5.500%, 08/01/28	12,371	12,605
5.500%, 04/01/33	15,826	16,297
5.500%, 08/01/37	92,081	94,823
5.500%, 04/01/41	7,439	7,661
5.500%, 10/01/52	354,383	357,236
5.500%, 11/01/52	645,032	649,428
5.500%, 12/01/52	1,128,324	1,136,072
5.500%, 06/01/53	572,634	575,701
5.831%, 1Y RFUCCT + 1.822%, 09/01/41 (c)	21,852	22,496
6.000%, 03/01/28	356	366
6.000%, 02/01/34	63,965	66,461
6.000%, 08/01/34	33,398	34,788
6.000%, 04/01/35	283,385	294,131
6.000%, 02/01/38	17,456	18,226
6.000%, 03/01/38	8,365	8,737
6.000%, 05/01/38	22,639	23,643
6.000%, 10/01/38	6,259	6,536
6.000%, 12/01/38	9,544	9,970
6.000%, 05/01/53	380,860	392,432
6.005%, 1Y RFUCCT + 1.755%, 12/01/40 (c)	1,141	1,140
6.500%, 05/01/40	160,535	167,751
6.500%, 11/01/53	691,722	712,083
Federal National Mortgage Association Connecticut Avenue Securities 7.602%, SOFR30A + 2.264%, 11/25/39 (144A) (c)	90,386	91,169
7.887%, SOFR30A + 2.550%, 07/25/42 (144A) (c)	147,062	150,825
8.037%, SOFR30A + 2.700%, 07/25/43 (144A) (c)	595,000	606,306
8.437%, SOFR30A + 3.100%, 06/25/43 (144A) (c)	310,000	323,723
9.002%, SOFR30A + 3.664%, 07/25/29 (c)	138,912	143,810
9.802%, SOFR30A + 4.464%, 05/25/29 (c)	239,309	252,423
Federal National Mortgage Association Interest STRIPS
2.000%, 09/25/39	130,620	114,654
2.000%, 03/25/52 (d)	897,444	112,710

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association Interest STRIPS
2.500%, 06/25/52 (d)	783,824	117,238
2.500%, 09/25/52 (d)	574,030	87,728
4.000%, 05/25/27 (d)	31,317	840
Federal National Mortgage Association REMICS
Zero Coupon, 03/25/36 (e)	9,686	8,342
Zero Coupon, 06/25/36 (e)	83,682	72,954
Zero Coupon, 06/25/41 (e)	83,113	63,125
1.477%, 05/25/46 (c) (d)	195,842	10,889
1.700%, 04/25/55 (c) (d)	209,375	10,501
1.750%, 12/25/42	223,631	195,773
2.007%, 06/25/55 (c) (d)	150,564	8,867
2.029%, 08/25/44 (c) (d)	153,504	6,699
2.500%, 06/25/28 (d)	34,903	1,257
2.500%, 02/25/51 (d)	749,414	120,449
3.000%, 02/25/27 (d)	28,611	336
3.000%, 09/25/27 (d)	28,130	963
3.000%, 01/25/28 (d)	160,490	5,225
3.000%, 03/25/43	418,358	371,882
3.000%, 04/25/43	446,190	403,838
3.000%, 08/25/49	275,210	249,027
3.500%, 05/25/27 (d)	73,331	2,571
3.500%, 10/25/27 (d)	49,955	2,057
3.500%, 05/25/30 (d)	72,575	4,456
3.500%, 08/25/30 (d)	20,712	1,022
3.500%, 02/25/31 (d)	24,849	652
3.500%, 03/25/34 (d)	778,311	37,390
3.500%, 09/25/35 (d)	62,598	5,923
3.500%, 11/25/39 (d)	459,119	40,786
3.500%, 01/25/42	416,000	382,937
3.500%, 11/25/42	539,241	499,208
3.500%, 04/25/46	171,930	144,684
3.500%, 10/25/46 (d)	71,197	12,413
3.500%, 12/25/58	530,916	483,079
4.000%, 03/25/42 (d)	36,585	4,350
4.000%, 11/25/42 (d)	22,374	2,191
4.500%, 07/25/27 (d)	7,572	101
5.000%, 12/25/43 (d)	279,796	55,650
5.000%, 06/25/48 (d)	313,335	50,936
5.500%, 04/25/35	162,049	167,489
5.500%, 04/25/37	45,106	46,160
5.500%, 11/25/40 (d)	292,091	36,458
5.500%, 09/25/44 (d)	206,691	40,514
5.500%, 06/25/48 (d)	225,990	42,232
5.540%, 05/25/42 (c) (d)	5,543	395
6.000%, 01/25/42 (d)	162,144	13,344
Federal National Mortgage Association-Aces 0.304%, 01/25/30 (c) (d)	1,780,890	21,013
1.162%, 06/25/34 (c) (d)	3,813,301	210,261
1.410%, 05/25/29 (c) (d)	1,827,747	85,843
Government National Mortgage Association
0.641%, 02/16/53 (c) (d)	748,435	11,750
2.000%, 10/20/50	658,002	557,164
2.000%, 12/20/50	1,093,640	926,034
2.500%, 11/20/49	502,890	441,799
2.500%, 03/20/51	397,643	347,743

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
2.500%, 09/20/51	532,901	$466,030
2.500%, 10/20/51	1,778,859	1,555,559
3.000%, 12/15/44	17,686	15,873
3.000%, 02/15/45	21,840	19,602
3.000%, 04/15/45	168,792	151,499
3.000%, 05/15/45	773,669	694,381
3.000%, 07/15/45	7,128	6,398
3.000%, 04/20/51	1,879,299	1,706,864
3.000%, 08/20/51	421,463	382,323
3.000%, 09/20/51	684,412	619,875
3.000%, 12/20/51	1,734,353	1,569,840
3.000%, 07/20/52	425,130	384,774
3.500%, 03/20/44	270,790	256,808
3.500%, 06/20/46	309,076	291,363
3.500%, 07/20/46	73,649	69,424
3.500%, 10/20/46	78,323	73,817
3.500%, 02/20/47	356,924	336,336
3.500%, 08/20/47	64,064	60,335
3.500%, 11/20/47	72,337	68,110
3.500%, 03/20/48	92,748	87,312
3.500%, 02/20/49	277,386	260,409
3.500%, 07/20/49	265,339	249,586
3.500%, 01/20/51	75,347	70,750
3.500%, 04/20/52	212,562	197,825
3.500%, 06/20/52	618,644	575,757
3.500%, 12/20/52	4,046,385	3,765,852
3.500%, 01/20/53	949,351	883,531
3.875%, 08/15/42	203,930	197,366
4.000%, 09/15/42	272,339	265,807
4.000%, 08/20/45	266,955	260,238
4.000%, 11/20/47	98,996	94,984
4.000%, 03/20/48	224,459	215,435
4.000%, 07/20/48	716,388	688,563
4.500%, 04/15/41	180,057	179,012
4.500%, 02/15/42	358,386	355,952
4.500%, 01/20/46	34,302	34,287
4.500%, 05/20/52	57,191	55,873
4.500%, 08/20/52	256,094	250,031
4.500%, 09/20/52	234,761	229,155
4.500%, 10/20/52	1,040,016	1,015,129
5.000%, 12/15/38	14,559	14,706
5.000%, 04/15/39	275,947	278,747
5.000%, 07/15/39	18,367	18,530
5.000%, 10/20/39	6,097	6,196
5.000%, 05/20/40	233,241	237,427
5.000%, 06/20/40	185,171	188,493
5.000%, 07/20/40	72,683	73,987
5.000%, 12/15/40	40,483	40,865
5.000%, 11/20/49	266,308	267,166
5.500%, 12/15/40	152,395	154,043
Government National Mortgage Association REMICS
2.500%, 12/16/39	89,230	82,260
2.500%, 07/20/41	188,886	168,042
2.500%, 10/20/49	673,384	593,386
3.000%, 09/20/28 (d)	32,936	1,151

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association REMICS
3.000%, 05/20/35 (d)	538,154	30,870
3.000%, 02/16/43 (d)	54,655	6,721
3.000%, 02/20/52	376,967	340,295
3.500%, 02/16/27 (d)	11,169	281
3.500%, 03/20/27 (d)	34,014	1,078
3.500%, 10/20/29 (d)	261,146	18,196
3.500%, 07/20/40 (d)	26,236	624
3.500%, 02/20/41 (d)	27,785	512
3.500%, 04/20/42 (d)	103,834	4,218
3.500%, 10/20/42 (d)	307,649	47,539
3.500%, 05/20/43 (d)	37,078	5,799
3.500%, 07/20/43 (d)	101,186	15,850
4.000%, 12/16/26 (d)	5,926	71
4.000%, 05/20/29 (d)	101,380	2,484
4.000%, 05/16/42 (d)	29,743	3,048
4.000%, 09/16/42 (d)	533,965	105,716
4.000%, 03/20/43 (d)	57,531	10,198
4.000%, 01/20/44 (d)	26,262	4,170
4.000%, 11/20/44 (d)	393,291	54,446
4.000%, 03/20/47 (d)	174,029	25,410
4.500%, 04/20/45 (d)	86,221	17,535
4.500%, 08/20/45 (d)	340,783	59,367
4.500%, 05/20/48 (d)	282,846	40,607
5.000%, 02/16/40 (d)	216,021	43,635
5.000%, 10/16/41 (d)	101,719	15,810
5.000%, 12/20/43 (d)	247,448	47,291
5.000%, 01/16/47 (d)	47,047	10,342
5.500%, 03/20/39 (d)	127,999	19,786
5.500%, 02/16/47 (d)	141,681	22,497
5.500%, 02/20/47 (d)	92,282	15,574
6.000%, 09/20/40 (d)	177,907	31,709
6.000%, 02/20/46 (d)	151,085	26,314
Government National Mortgage Association, TBA 2.000%, TBA (f)	2,970,000	2,514,407
2.500%, TBA (f)	1,495,000	1,307,662
4.000%, TBA (f)	3,055,000	2,916,578
5.500%, TBA (f)	3,500,000	3,525,164
Seasoned Credit Risk Transfer Trust 2.500%, 08/25/59	462,143	381,826
3.500%, 11/25/57	392,264	361,171
3.500%, 03/25/58	755,282	672,553
3.500%, 07/25/58	1,081,166	985,226
3.500%, 08/25/58	212,054	192,101
3.500%, 10/25/58	819,498	735,591
Uniform Mortgage-Backed Security, TBA 2.000%, TBA (f)	7,536,000	6,158,325
2.500%, TBA (f)	2,551,000	2,247,546
3.500%, TBA (f)	1,145,000	1,073,222
4.500%, TBA (f)	13,526,000	13,086,600
5.500%, TBA (f)	12,039,000	12,089,790
6.000%, TBA (f)	24,180,000	24,550,256
6.500%, TBA (f)	2,780,000	2,848,740
7.000%, TBA (f)	5,950,000	6,137,100

		216,446,123

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—5.6%
U.S. Treasury Bonds
1.250%, 05/15/50	11,030,000	$5,943,705
1.625%, 11/15/50	3,460,000	2,061,403
2.250%, 08/15/46	910,000	646,989
2.375%, 11/15/49	1,385,000	993,737
2.500%, 02/15/45	2,555,000	1,934,714
2.875%, 08/15/45 (g)	19,040,000	15,352,487
2.875%, 11/15/46	1,200,000	960,891
3.000%, 02/15/47	6,040,000	4,937,936
3.000%, 08/15/52	2,540,000	2,077,145
3.125%, 08/15/44 (h)	2,010,000	1,701,983
3.125%, 05/15/48	6,365,000	5,302,841
3.375%, 08/15/42	2,385,000	2,126,656
3.625%, 08/15/43	3,785,000	3,479,687
4.125%, 08/15/53	1,595,000	1,612,196
U.S. Treasury Inflation-Indexed Bond 0.250%, 02/15/50 (i)	5,810,173	3,783,596
U.S. Treasury Inflation-Indexed Notes 0.250%, 07/15/29 (i)	3,025,092	2,795,409
0.750%, 07/15/28 (i)	3,260,415	3,119,971
1.375%, 07/15/33 (i)	2,147,687	2,082,006
U.S. Treasury Notes 4.500%, 11/15/33	3,825,000	4,015,653

		64,929,005

Total U.S. Treasury & Government Agencies (Cost $306,371,043)		281,375,128

Corporate Bonds & Notes—11.7%

Advertising—0.1%
Lamar Media Corp. 3.625%, 01/15/31	665,000	590,853

Aerospace/Defense—0.1%
Boeing Co. 5.040%, 05/01/27 (b)	245,000	247,138
5.150%, 05/01/30	300,000	305,403
Northrop Grumman Corp. 5.150%, 05/01/40	175,000	177,302

		729,843

Agriculture—0.2%
Philip Morris International, Inc. 4.875%, 02/15/28	385,000	389,113
5.125%, 11/17/27	145,000	147,583
5.125%, 02/15/30	550,000	558,976
5.375%, 02/15/33	285,000	292,326
5.625%, 11/17/29	205,000	214,964
5.625%, 09/07/33 (b)	295,000	308,106

		1,911,068

Apparel—0.1%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	140,000	135,046

Apparel—(Continued)
Tapestry, Inc. 7.050%, 11/27/25	145,000	148,191
William Carter Co. 5.625%, 03/15/27 (144A)	765,000	755,437

		1,038,674

Banks—3.0%
ABN AMRO Bank NV 6.339%, 1Y H15 + 1.650%, 09/18/27 (144A) (c)	300,000	306,546
ANZ New Zealand International Ltd. 5.355%, 08/14/28 (144A)	650,000	664,546
Banca Comerciala Romana SA 7.625%, 3M EURIBOR + 4.539%, 05/19/27 (EUR) (c)	200,000	232,507
Banca Transilvania SA 8.875%, 1Y EURIBOR ICE Swap + 5.580%, 04/27/27 (EUR) (c)	305,000	353,984
Bank of America Corp. 1.898%, SOFR + 1.530%, 07/23/31 (c)	350,000	286,322
1.922%, SOFR + 1.370%, 10/24/31 (c)	215,000	174,548
2.572%, SOFR + 1.210%, 10/20/32 (c)	230,000	190,686
2.592%, SOFR + 2.150%, 04/29/31 (c)	620,000	534,310
2.687%, SOFR + 1.320%, 04/22/32 (c)	1,265,000	1,068,205
2.972%, SOFR + 1.330%, 02/04/33 (c)	270,000	229,721
3.194%, 3M TSFR + 1.442%, 07/23/30 (b) (c)	195,000	176,808
3.419%, 3M TSFR + 1.302%, 12/20/28 (c)	25,000	23,548
4.376%, SOFR + 1.580%, 04/27/28 (c)	890,000	869,796
5.202%, SOFR + 1.630%, 04/25/29 (c)	480,000	482,969
5.933%, SOFR + 1.340%, 09/15/27 (c)	550,000	561,179
Bank of Ireland Group PLC 6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (c)	925,000	934,759
Bank of New York Mellon Corp. 6.317%, SOFR + 1.598%, 10/25/29 (c)	525,000	557,650
Barclays PLC 9.625%, 5Y USD SOFR ICE Swap + 5.775%, 12/15/29 (c)	485,000	503,794
BNP Paribas SA 5.125%, 1Y H15 + 1.450%, 01/13/29 (144A) (c)	200,000	201,402
5.335%, 1Y H15 + 1.500%, 06/12/29 (144A) (c)	255,000	258,655
5.894%, SOFR + 1.866%, 12/05/34 (144A) (c)	540,000	564,628
BPCE SA 6.714%, SOFR + 2.270%, 10/19/29 (144A) (c)	895,000	942,349
7.003%, SOFR + 2.590%, 10/19/34 (144A) (c)	740,000	804,236
Credit Agricole SA 6.316%, SOFR + 1.860%, 10/03/29 (144A) (c)	250,000	261,840
Danske Bank AS 1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (c)	200,000	186,692
5.375%, 01/12/24 (144A)	450,000	449,897
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (c)	150,000	140,598
2.311%, SOFR + 1.219%, 11/16/27 (c)	285,000	260,601
7.079%, SOFR + 3.650%, 02/10/34 (c)	200,000	205,669
Goldman Sachs Group, Inc. 2.383%, SOFR + 1.248%, 07/21/32 (c)	660,000	542,273
2.615%, SOFR + 1.281%, 04/22/32 (c)	910,000	763,862
4.223%, 3M TSFR + 1.563%, 05/01/29 (c)	485,000	469,154
HSBC Holdings PLC
2.206%, SOFR + 1.285%, 08/17/29 (c)	400,000	349,170

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC Holdings PLC
4.583%, 3M TSFR + 1.796%, 06/19/29 (c)	420,000	$407,235
5.402%, SOFR + 2.870%, 08/11/33 (b) (c)	1,190,000	1,195,157
5.887%, SOFR + 1.570%, 08/14/27 (c)	565,000	572,822
6.161%, SOFR + 1.970%, 03/09/29 (c)	200,000	206,518
6.547%, SOFR + 2.980%, 06/20/34 (c)	360,000	376,250
7.399%, SOFR + 3.020%, 11/13/34 (c)	385,000	422,333
Huntington Bancshares, Inc. 6.208%, SOFR + 2.020%, 08/21/29 (c)	75,000	77,335
Huntington National Bank 5.650%, 01/10/30	250,000	252,105
Intesa Sanpaolo SpA 6.625%, 06/20/33 (144A)	400,000	409,894
7.800%, 11/28/53 (144A) †	390,000	428,209
JPMorgan Chase & Co. 2.545%, SOFR + 1.180%, 11/08/32 (c)	300,000	250,313
3.509%, 3M TSFR + 1.207%, 01/23/29 (c)	525,000	497,475
3.960%, 3M TSFR + 1.507%, 01/29/27 (c)	215,000	210,017
4.005%, 3M TSFR + 1.382%, 04/23/29 (c)	410,000	394,479
4.323%, SOFR + 1.560%, 04/26/28 (c)	80,000	78,811
4.851%, SOFR + 1.990%, 07/25/28 (c)	40,000	40,012
5.299%, SOFR + 1.450%, 07/24/29 (c)	375,000	380,517
6.070%, SOFR + 1.330%, 10/22/27 (c)	240,000	246,891
6.087%, SOFR + 1.570%, 10/23/29 (c)	95,000	99,884
M&T Bank Corp. 5.053%, SOFR + 1.850%, 01/27/34 (c)	675,000	639,564
7.413%, SOFR + 2.800%, 10/30/29 (c)	480,000	516,301
Manufacturers & Traders Trust Co. 4.700%, 01/27/28	250,000	242,871
MBank SA 0.966%, 3M EURIBOR + 1.250%, 09/21/27 (EUR) (c)	400,000	381,520
Morgan Stanley 1.794%, SOFR + 1.034%, 02/13/32 (c)	880,000	702,700
1.928%, SOFR + 1.020%, 04/28/32 (c)	635,000	510,619
2.239%, SOFR + 1.178%, 07/21/32 (c)	45,000	36,731
2.475%, SOFR + 1.000%, 01/21/28 (c)	155,000	143,868
4.431%, 3M TSFR + 1.890%, 01/23/30 (c)	130,000	126,617
5.123%, SOFR + 1.730%, 02/01/29 (c)	55,000	55,250
5.164%, SOFR + 1.590%, 04/20/29 (c)	540,000	543,087
5.449%, SOFR + 1.630%, 07/20/29 (c)	115,000	117,179
6.407%, SOFR + 1.830%, 11/01/29 (c)	1,100,000	1,165,763
OTP Bank Nyrt 7.350%, 3M EURIBOR + 4.523%, 03/04/26 (EUR) (c)	390,000	441,907
7.500%, 1Y H15 + 3.711%, 05/25/27 (c)	205,000	211,302
PNC Financial Services Group, Inc. 5.068%, SOFR + 1.933%, 01/24/34 (c)	145,000	141,877
6.875%, SOFR + 2.284%, 10/20/34 (b) (c)	120,000	133,217
Societe Generale SA 6.221%, 1Y H15 + 3.200%, 06/15/33 (144A) (b) (c)	1,190,000	1,187,799
Standard Chartered PLC 7.018%, 1Y H15 + 2.200%, 02/08/30 (144A) (c)	475,000	501,275
7.767%, 1Y H15 + 3.450%, 11/16/28 (144A) (c)	215,000	232,064
UBS Group AG
2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (c)	200,000	159,524
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	250,000	212,917
4.751%, 1Y H15 + 1.750%, 05/12/28 (144A) (b) (c)	285,000	280,665

Banks—(Continued)
UBS Group AG
6.246%, 1Y H15 + 1.800%, 09/22/29 (144A) (c)	475,000	495,496
6.442%, SOFR + 3.700%, 08/11/28 (144A) (c)	250,000	259,625
6.537%, SOFR + 3.920%, 08/12/33 (144A) (c)	970,000	1,035,142
Wells Fargo & Co. 2.572%, 3M TSFR + 1.262%, 02/11/31 (c)	535,000	462,304
2.879%, 3M TSFR + 1.432%, 10/30/30 (b) (c)	240,000	213,351
3.000%, 10/23/26	180,000	170,887
3.350%, SOFR + 1.500%, 03/02/33 (c)	435,000	379,936
4.808%, SOFR + 1.980%, 07/25/28 (c)	185,000	183,644
4.897%, SOFR + 2.100%, 07/25/33 (c)	580,000	565,021
5.389%, SOFR + 2.020%, 04/24/34 (c)	75,000	75,326
5.574%, SOFR + 1.740%, 07/25/29 (c)	905,000	924,067
6.303%, SOFR + 1.790%, 10/23/29 (c)	45,000	47,426
6.491%, SOFR + 2.060%, 10/23/34 (c)	145,000	157,744

		34,753,747

Beverages—0.0%
Bacardi Ltd./Bacardi-Martini BV 5.400%, 06/15/33 (144A)	220,000	221,100

Biotechnology—0.1%
Amgen, Inc. 5.250%, 03/02/30	110,000	113,080
5.250%, 03/02/33 (b)	700,000	717,663
Royalty Pharma PLC 2.150%, 09/02/31	540,000	441,077
2.200%, 09/02/30	395,000	331,992

		1,603,812

Building Materials—0.1%
Builders FirstSource, Inc. 5.000%, 03/01/30 (144A) (b)	785,000	758,035
Standard Industries, Inc. 3.375%, 01/15/31 (144A)	125,000	107,534
4.375%, 07/15/30 (144A) (b)	720,000	661,239

		1,526,808

Chemicals—0.1%
Celanese U.S. Holdings LLC 6.165%, 07/15/27	395,000	405,016
6.330%, 07/15/29	413,000	432,936
6.550%, 11/15/30	245,000	258,996

		1,096,948

Commercial Services—0.4%
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	1,000,000	960,114
5.500%, 08/11/32 (144A)	420,000	414,886
Gartner, Inc. 4.500%, 07/01/28 (144A)	386,000	366,054
Howard University
2.291%, 10/01/26	100,000	92,706
2.701%, 10/01/29	260,000	230,831

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Howard University
2.801%, 10/01/30	100,000	$87,722
2.901%, 10/01/31	100,000	86,288
3.476%, 10/01/41	115,000	85,372
Service Corp. International 3.375%, 08/15/30	785,000	684,595
5.125%, 06/01/29 (b)	858,000	840,840
United Rentals North America, Inc.
4.000%, 07/15/30 (b)	85,000	78,293
4.875%, 01/15/28	65,000	63,456

		3,991,157

Computers—0.1%
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	1,256,000	1,183,148

Cosmetics/Personal Care—0.0%
Kenvue, Inc. 5.050%, 03/22/53	210,000	217,264

Distribution/Wholesale—0.0%
LKQ Corp. 5.750%, 06/15/28	170,000	173,990

Diversified Financial Services—0.4%
American Express Co. 6.338%, SOFR + 1.330%, 10/30/26 (c)	505,000	514,875
Capital One Financial Corp. 1.878%, SOFR + 0.855%, 11/02/27 (c)	390,000	350,793
3.273%, SOFR + 1.790%, 03/01/30 (c)	520,000	464,413
5.247%, SOFR + 2.600%, 07/26/30 (c)	310,000	304,585
5.468%, SOFR + 2.080%, 02/01/29 (c)	155,000	154,542
5.817%, SOFR + 2.600%, 02/01/34 (c)	150,000	149,269
6.312%, SOFR + 2.640%, 06/08/29 (c)	260,000	266,737
6.377%, SOFR + 2.860%, 06/08/34 (c)	255,000	262,445
7.624%, SOFR + 3.070%, 10/30/31 (c)	285,000	313,183
Discover Financial Services 7.964%, SOFR + 3.370%, 11/02/34 (c)	555,000	617,428
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,317,318
Intercontinental Exchange, Inc. 4.350%, 06/15/29	110,000	109,644
Nasdaq, Inc. 5.550%, 02/15/34	225,000	233,741

		5,058,973

Electric—1.6%
Alabama Power Co. 3.450%, 10/01/49	245,000	184,068
4.150%, 08/15/44	225,000	192,680
Ameren Corp. 5.000%, 01/15/29	695,000	698,114
Arizona Public Service Co. 5.550%, 08/01/33	120,000	123,991
6.350%, 12/15/32	245,000	265,928

Electric—(Continued)
Berkshire Hathaway Energy Co. 1.650%, 05/15/31	165,000	132,323
4.600%, 05/01/53	220,000	195,839
Cleco Corporate Holdings LLC 3.375%, 09/15/29	275,000	240,970
4.973%, 05/01/46	20,000	16,766
Consolidated Edison Co. of New York, Inc. 3.200%, 12/01/51	250,000	176,748
5.500%, 03/15/34 (b)	115,000	120,608
Dominion Energy, Inc.
3.375%, 04/01/30 (b)	268,000	246,726
5.375%, 11/15/32 (b)	1,022,000	1,049,466
6.300%, 03/15/33	15,000	16,092
Duke Energy Carolinas LLC 4.250%, 12/15/41	205,000	181,085
Duke Energy Corp. 2.550%, 06/15/31	820,000	699,660
4.500%, 08/15/32	285,000	275,866
5.000%, 08/15/52	85,000	79,345
Duke Energy Indiana LLC 2.750%, 04/01/50	145,000	93,742
Duke Energy Progress LLC 4.000%, 04/01/52	130,000	106,824
4.375%, 03/30/44	320,000	282,204
Edison International 4.125%, 03/15/28	85,000	82,080
5.250%, 11/15/28	95,000	95,584
6.950%, 11/15/29	700,000	759,655
Emera, Inc. 6.750%, 06/15/76	190,000	186,052
Enel Finance International NV 5.000%, 06/15/32 (144A)	235,000	229,209
Evergy Metro, Inc. 2.250%, 06/01/30	10,000	8,522
Evergy, Inc. 2.450%, 09/15/24	85,000	83,068
2.900%, 09/15/29	345,000	312,069
Eversource Energy 5.125%, 05/15/33	560,000	562,828
5.450%, 03/01/28 (b)	95,000	97,642
5.950%, 02/01/29	330,000	345,594
Georgia Power Co. 4.300%, 03/15/42	140,000	123,773
4.700%, 05/15/32	170,000	169,298
4.950%, 05/17/33	25,000	25,202
Investment Energy Resources Ltd. 6.250%, 04/26/29 (144A)	200,000	188,934
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	329,687
Kentucky Power Co. 7.000%, 11/15/33 (144A)	520,000	559,042
Monongahela Power Co. 5.850%, 02/15/34 (144A)	160,000	167,883
National Grid PLC 5.602%, 06/12/28	75,000	77,270

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
National Rural Utilities Cooperative Finance Corp. 5.800%, 01/15/33	210,000	$222,387
NextEra Energy Capital Holdings, Inc. 1.875%, 01/15/27	245,000	225,316
2.250%, 06/01/30	340,000	290,846
4.625%, 07/15/27	430,000	429,222
5.000%, 02/28/30	110,000	111,165
5.000%, 07/15/32	260,000	261,283
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	360,000	324,571
Oglethorpe Power Corp. 4.500%, 04/01/47	130,000	110,124
5.050%, 10/01/48	35,000	32,165
Ohio Edison Co. 5.500%, 01/15/33 (144A)	185,000	187,234
Oncor Electric Delivery Co. LLC 5.650%, 11/15/33 (144A)	250,000	266,330
Pacific Gas & Electric Co. 2.500%, 02/01/31	840,000	692,908
3.500%, 08/01/50	45,000	31,067
4.400%, 03/01/32	70,000	64,749
4.550%, 07/01/30	570,000	542,856
5.250%, 03/01/52	128,000	113,731
5.900%, 06/15/32	225,000	228,781
6.100%, 01/15/29	855,000	884,752
6.150%, 01/15/33	410,000	424,951
6.400%, 06/15/33	405,000	426,148
PPL Capital Funding, Inc. 4.125%, 04/15/30	85,000	80,913
Public Service Enterprise Group, Inc. 6.125%, 10/15/33	120,000	128,970
Puget Energy, Inc. 2.379%, 06/15/28	270,000	241,331
3.650%, 05/15/25	270,000	263,051
4.100%, 06/15/30	258,000	236,386
4.224%, 03/15/32	42,000	37,993
Sempra 5.400%, 08/01/26	270,000	273,535
Southern California Edison Co. 2.250%, 06/01/30	150,000	128,726
2.850%, 08/01/29	315,000	287,058
5.300%, 03/01/28	140,000	143,687
Southern Co. 5.200%, 06/15/33	375,000	382,522
Southwestern Electric Power Co. 5.300%, 04/01/33	315,000	315,006
Virginia Electric & Power Co. 2.450%, 12/15/50	91,000	55,837
5.000%, 04/01/33 (b)	285,000	288,241
Xcel Energy, Inc. 4.600%, 06/01/32	185,000	180,350

		18,696,629

Energy-Alternate Sources—0.1%
Energo-Pro AS 8.500%, 02/04/27 (144A)	645,000	631,822

Energy-Alternate Sources—(Continued)
FS Luxembourg SARL 10.000%, 12/15/25 (144A)	245,000	251,254
Greenko Power II Ltd. 4.300%, 12/13/28	351,000	315,988

		1,199,064

Engineering & Construction—0.1%
IHS Holding Ltd. 6.250%, 11/29/28 (144A)	390,000	315,315
International Airport Finance SA 12.000%, 03/15/33 (144A)	904,595	924,948

		1,240,263

Entertainment—0.1%
Warnermedia Holdings, Inc. 4.279%, 03/15/32 (b)	225,000	205,921
5.141%, 03/15/52 (b)	25,000	21,459
WMG Acquisition Corp. 3.000%, 02/15/31 (144A)	160,000	137,139
3.750%, 12/01/29 (144A)	285,000	259,342
3.875%, 07/15/30 (144A)	855,000	773,558

		1,397,419

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	1,195,000	1,170,971
Veralto Corp. 5.350%, 09/18/28 (144A)	285,000	291,612

		1,462,583

Food—0.1%
Conagra Brands, Inc. 1.375%, 11/01/27	255,000	223,785
General Mills, Inc. 4.950%, 03/29/33	85,000	86,173
Minerva Luxembourg SA 8.875%, 09/13/33 (144A)	300,000	317,188
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	642,270
Sysco Corp. 5.750%, 01/17/29	175,000	182,294

		1,451,710

Gas—0.2%
Atmos Energy Corp. 5.900%, 11/15/33	95,000	103,069
Brooklyn Union Gas Co. 6.388%, 09/15/33 (144A)	365,000	381,032
East Ohio Gas Co. 3.000%, 06/15/50 (144A)	30,000	19,436
KeySpan Gas East Corp. 5.994%, 03/06/33 (144A)	275,000	279,647
NiSource, Inc.
3.490%, 05/15/27	95,000	91,461

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
NiSource, Inc.
3.600%, 05/01/30	265,000	$246,566
5.250%, 03/30/28	315,000	321,179
5.400%, 06/30/33	290,000	299,012
Southern California Gas Co. 5.200%, 06/01/33 (b)	250,000	257,067
Southern Co. Gas Capital Corp. 5.750%, 09/15/33	70,000	73,500
Southwest Gas Corp. 2.200%, 06/15/30	195,000	165,955

		2,237,924

Hand/Machine Tools—0.1%
Regal Rexnord Corp. 6.050%, 04/15/28 (144A)	775,000	784,514
6.300%, 02/15/30 (144A)	185,000	189,794

		974,308

Healthcare-Products—0.2%
Alcon Finance Corp. 2.600%, 05/27/30 (144A)	275,000	238,378
2.750%, 09/23/26 (144A)	200,000	187,906
3.000%, 09/23/29 (144A)	265,000	241,177
Avantor Funding, Inc. 4.625%, 07/15/28 (144A)	780,000	753,855
GE HealthCare Technologies, Inc. 5.857%, 03/15/30	200,000	210,080
Hologic, Inc. 4.625%, 02/01/28 (144A)	658,000	631,622

		2,263,018

Healthcare-Services—0.3%
Centene Corp. 2.450%, 07/15/28 (b)	215,000	191,479
3.375%, 02/15/30	20,000	17,945
4.250%, 12/15/27	110,000	105,991
4.625%, 12/15/29	1,185,000	1,136,092
CommonSpirit Health 3.347%, 10/01/29	105,000	95,871
HCA, Inc. 3.375%, 03/15/29	445,000	410,587
Humana, Inc. 3.700%, 03/23/29 (b)	290,000	278,576
5.750%, 12/01/28	60,000	62,716
Kaiser Foundation Hospitals 2.810%, 06/01/41	110,000	82,400
3.002%, 06/01/51	205,000	146,006
Sutter Health 3.361%, 08/15/50	55,000	40,691
UnitedHealth Group, Inc. 2.750%, 05/15/40 (b)	315,000	238,500
3.500%, 08/15/39	60,000	50,985
4.950%, 05/15/62	60,000	59,182
6.050%, 02/15/63	65,000	74,954

		2,991,975

Home Builders—0.1%
Taylor Morrison Communities, Inc. 5.125%, 08/01/30 (144A)	120,000	116,085
5.750%, 01/15/28 (144A)	623,000	625,858
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	129,041

		870,984

Insurance—0.3%
Aon Corp./Aon Global Holdings PLC 5.350%, 02/28/33 (b)	150,000	153,833
Athene Global Funding 2.500%, 03/24/28 (144A)	55,000	48,810
2.646%, 10/04/31 (144A)	510,000	414,349
2.717%, 01/07/29 (144A)	735,000	639,005
Athene Holding Ltd. 5.875%, 01/15/34	250,000	252,286
Corebridge Financial, Inc. 3.850%, 04/05/29	160,000	150,768
6.050%, 09/15/33 (144A)	70,000	72,901
Equitable Financial Life Global Funding 1.800%, 03/08/28 (144A)	755,000	661,318
Equitable Holdings, Inc. 4.350%, 04/20/28	190,000	183,447
Marsh & McLennan Cos., Inc. 4.750%, 03/15/39	245,000	238,153
Protective Life Global Funding 5.467%, 12/08/28 (144A) (b)	150,000	154,007
Willis North America, Inc. 3.600%, 05/15/24	130,000	128,808

		3,097,685

Internet—0.2%
Gen Digital, Inc. 5.000%, 04/15/25 (144A)	615,000	608,850
6.750%, 09/30/27 (144A) (b)	540,000	549,358
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	170,000	153,968
5.250%, 12/01/27 (144A)	983,000	963,250

		2,275,426

Iron/Steel—0.0%
Vale Overseas Ltd. 6.125%, 06/12/33	145,000	150,498

Machinery-Diversified—0.0%
Ingersoll Rand, Inc. 5.700%, 08/14/33 (b)	110,000	116,380
Otis Worldwide Corp. 2.565%, 02/15/30	300,000	266,764

		383,144

Media—0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.250%, 01/15/29	165,000	143,165

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC/Charter Communications Operating Capital
5.750%, 04/01/48	35,000	$31,062
6.484%, 10/23/45	1,060,000	1,041,570
6.834%, 10/23/55 (b)	90,000	89,848
Comcast Corp. 2.937%, 11/01/56	54,000	35,517
2.987%, 11/01/63	157,000	101,196
3.750%, 04/01/40	220,000	189,240
Cox Communications, Inc. 2.600%, 06/15/31 (144A)	270,000	228,752
Discovery Communications LLC 3.625%, 05/15/30	180,000	163,151
4.000%, 09/15/55	516,000	367,155
5.200%, 09/20/47	190,000	163,686
5.300%, 05/15/49	517,000	443,879
Paramount Global 4.375%, 03/15/43	150,000	110,821
4.950%, 01/15/31 (b)	315,000	298,722
5.250%, 04/01/44	250,000	200,226
5.850%, 09/01/43	40,000	36,002
Sirius XM Radio, Inc. 4.000%, 07/15/28 (144A)	380,000	351,440
4.125%, 07/01/30 (144A)	100,000	89,108
Time Warner Cable LLC 4.500%, 09/15/42 (b)	200,000	156,947

		4,241,487

Mining—0.1%
Anglo American Capital PLC 2.625%, 09/10/30 (144A) (b)	640,000	544,435
Glencore Funding LLC 2.625%, 09/23/31 (144A)	155,000	131,520
2.850%, 04/27/31 (144A)	110,000	94,853
6.375%, 10/06/30 (144A)	540,000	579,746
Southern Copper Corp. 6.750%, 04/16/40	35,000	39,190

		1,389,744

Office/Business Equipment—0.1%
CDW LLC/CDW Finance Corp. 2.670%, 12/01/26	120,000	112,286
3.250%, 02/15/29	1,304,000	1,192,371

		1,304,657

Oil & Gas—0.6%
Aker BP ASA 2.000%, 07/15/26 (144A)	200,000	184,324
5.600%, 06/13/28 (144A)	255,000	259,934
6.000%, 06/13/33 (144A)	340,000	353,160
BP Capital Markets America, Inc. 2.939%, 06/04/51	60,000	41,561
4.812%, 02/13/33	435,000	438,573
4.893%, 09/11/33 (b)	270,000	274,720

Oil & Gas—(Continued)
ConocoPhillips Co. 4.025%, 03/15/62	90,000	72,989
5.050%, 09/15/33	145,000	148,971
5.700%, 09/15/63	265,000	286,782
Diamondback Energy, Inc. 6.250%, 03/15/33	155,000	165,621
Ecopetrol SA 4.625%, 11/02/31	200,000	169,658
8.625%, 01/19/29	755,000	804,610
Energian Israel Finance Ltd. 4.875%, 03/30/26 (144A)	155,000	142,600
5.875%, 03/30/31 (144A)	155,000	130,618
8.500%, 09/30/33	210,000	200,288
Equinor ASA 3.625%, 04/06/40	170,000	146,759
3.700%, 04/06/50	110,000	90,789
Hess Corp. 7.125%, 03/15/33	37,000	42,765
7.300%, 08/15/31	210,000	242,028
Leviathan Bond Ltd. 6.500%, 06/30/27 (144A)	480,000	450,415
Marathon Oil Corp. 6.600%, 10/01/37 (b)	165,000	174,324
Occidental Petroleum Corp. 6.125%, 01/01/31 (b)	45,000	46,718
6.625%, 09/01/30 (b)	455,000	483,897
7.500%, 05/01/31 (b)	20,000	22,427
Ovintiv, Inc. 6.625%, 08/15/37	190,000	196,710
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	325,000	310,016
7.150%, 10/01/33	150,000	158,910
Shell International Finance BV 2.875%, 11/26/41	120,000	90,895
3.000%, 11/26/51	155,000	110,395
3.250%, 04/06/50	125,000	93,905
Viper Energy, Inc. 5.375%, 11/01/27 (144A)	535,000	525,272

		6,860,634

Packaging & Containers—0.1%
Ball Corp. 6.000%, 06/15/29	1,550,000	1,582,818

Pharmaceuticals—0.1%
Bayer U.S. Finance LLC 6.375%, 11/21/30 (144A)	310,000	318,946
CVS Health Corp. 2.700%, 08/21/40	230,000	163,973
4.125%, 04/01/40	155,000	133,095
5.125%, 02/21/30	205,000	208,180
5.250%, 01/30/31	120,000	123,095

		947,289

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—0.6%
Cheniere Energy Partners LP 4.500%, 10/01/29 (b)	155,000	$148,252
Columbia Pipelines Holding Co. LLC 6.042%, 08/15/28 (144A)	350,000	361,236
Columbia Pipelines Operating Co. LLC 5.927%, 08/15/30 (144A)	225,000	232,653
6.036%, 11/15/33 (144A)	310,000	324,654
6.544%, 11/15/53 (144A)	195,000	214,697
EIG Pearl Holdings SARL 3.545%, 08/31/36 (144A)	400,000	348,000
Enbridge, Inc. 5.700%, 03/08/33 (b)	625,000	649,623
6.000%, 11/15/28	165,000	173,227
8.500%, 5Y H15 + 4.431%, 01/15/84 (c)	385,000	409,504
Energy Transfer LP 5.250%, 04/15/29	115,000	115,860
6.050%, 12/01/26	235,000	241,600
6.400%, 12/01/30	630,000	673,596
EQM Midstream Partners LP 6.500%, 07/01/27 (144A)	30,000	30,547
Greensaif Pipelines Bidco SARL 6.129%, 02/23/38 (144A) (b)	505,000	526,501
6.510%, 02/23/42 (144A)	365,000	385,851
MPLX LP 1.750%, 03/01/26	100,000	93,543
ONEOK, Inc. 3.100%, 03/15/30 (b)	30,000	26,919
3.400%, 09/01/29	210,000	193,534
4.350%, 03/15/29	85,000	82,604
6.100%, 11/15/32	200,000	212,518
Targa Resources Corp.
4.200%, 02/01/33	40,000	36,777
6.125%, 03/15/33	130,000	136,869
6.150%, 03/01/29	200,000	209,140
6.250%, 07/01/52	80,000	82,557
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000%, 01/15/32	185,000	168,929
4.875%, 02/01/31	65,000	63,142
Transcontinental Gas Pipe Line Co. LLC 3.250%, 05/15/30	125,000	113,304
Western Midstream Operating LP 4.750%, 08/15/28	145,000	141,542
6.150%, 04/01/33	240,000	249,328
Williams Cos., Inc. 4.650%, 08/15/32	380,000	370,426
5.650%, 03/15/33	180,000	188,031

		7,204,964

Real Estate Investment Trusts—0.3%
American Tower Corp. 2.700%, 04/15/31	80,000	68,697
3.800%, 08/15/29 (b)	275,000	261,068
5.800%, 11/15/28 (b)	220,000	228,540

Real Estate Investment Trusts—(Continued)
Crown Castle, Inc. 2.900%, 03/15/27	240,000	224,436
3.800%, 02/15/28	20,000	18,998
4.800%, 09/01/28	695,000	685,753
5.000%, 01/11/28	210,000	209,176
5.600%, 06/01/29	180,000	184,051
Equinix, Inc. 3.200%, 11/18/29	285,000	261,753
GLP Capital LP/GLP Financing II, Inc. 4.000%, 01/15/31 (b)	195,000	175,624
5.300%, 01/15/29 (b)	235,000	233,641
5.750%, 06/01/28	270,000	272,425
SBA Tower Trust 2.836%, 01/15/50 (144A)	545,000	526,290
VICI Properties LP 4.950%, 02/15/30	561,000	544,349

		3,894,801

Retail—0.2%
AutoZone, Inc. 4.750%, 08/01/32	190,000	188,096
4.750%, 02/01/33 (b)	60,000	59,056
6.550%, 11/01/33	170,000	188,867
FirstCash, Inc. 4.625%, 09/01/28 (144A)	758,000	707,550
5.625%, 01/01/30 (144A)	585,000	560,237
O’Reilly Automotive, Inc. 4.700%, 06/15/32	440,000	435,253

		2,139,059

Semiconductors—0.1%
Intel Corp. 3.100%, 02/15/60	95,000	65,471
5.700%, 02/10/53	10,000	10,811
5.900%, 02/10/63	110,000	122,607
Marvell Technology, Inc.
2.450%, 04/15/28	420,000	379,006
2.950%, 04/15/31	85,000	74,279
5.950%, 09/15/33	90,000	95,435
NXP BV/NXP Funding LLC 5.550%, 12/01/28	165,000	169,787
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.300%, 06/18/29	50,000	48,576
Qorvo, Inc. 3.375%, 04/01/31 (144A)	260,000	222,447

		1,188,419

Software—0.5%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	1,053,000	1,001,119
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	853,000	807,245
MSCI, Inc.
3.625%, 11/01/31 (144A)	355,000	312,449
3.875%, 02/15/31 (144A)	115,000	105,073

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
MSCI, Inc.
4.000%, 11/15/29 (144A)	190,000	$178,577
Open Text Corp. 3.875%, 12/01/29 (144A) (b)	740,000	663,657
6.900%, 12/01/27 (144A) (b)	680,000	706,963
Open Text Holdings, Inc. 4.125%, 12/01/31 (144A) (b)	130,000	114,903
Oracle Corp. 2.950%, 04/01/30	100,000	90,255
3.850%, 04/01/60	830,000	601,452
4.000%, 07/15/46	5,000	4,008
4.100%, 03/25/61	130,000	99,046
4.125%, 05/15/45	15,000	12,236
6.150%, 11/09/29	330,000	354,998
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	735,000	724,513

		5,776,494

Telecommunications—0.2%
AT&T, Inc. 3.550%, 09/15/55	539,000	387,529
3.650%, 09/15/59	31,000	22,217
3.800%, 12/01/57	251,000	186,579
5.400%, 02/15/34	15,000	15,470
Nokia OYJ 4.375%, 06/12/27	720,000	697,143
Rogers Communications, Inc. 3.800%, 03/15/32	215,000	197,848
T-Mobile USA, Inc. 2.050%, 02/15/28	315,000	284,221
3.875%, 04/15/30	160,000	151,728
5.050%, 07/15/33	305,000	307,372
5.750%, 01/15/34	205,000	217,432

		2,467,539

Trucking & Leasing—0.2%
DAE Funding LLC 1.550%, 08/01/24 (144A)	885,000	862,035
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.700%, 11/01/24 (144A)	320,000	311,212
4.000%, 07/15/25 (144A)	365,000	356,972
4.400%, 07/01/27 (144A)	285,000	277,881
6.050%, 08/01/28 (144A)	105,000	108,831

		1,916,931

Total Corporate Bonds & Notes (Cost $139,574,998)		135,704,851

Asset-Backed Securities—3.9%

Asset-Backed - Automobile—1.0%
American Credit Acceptance Receivables Trust 4.550%, 10/13/26 (144A)	32,123	32,087
6.090%, 11/12/27 (144A)	325,000	326,880
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	530,192

Asset-Backed - Automobile—(Continued)
ARI Fleet Lease Trust 5.410%, 02/17/32 (144A)	746,871	745,444
Avis Budget Rental Car Funding AESOP LLC 5.900%, 08/21/28	375,000	382,603
Carvana Auto Receivables Trust 4.130%, 04/12/27	969,743	954,608
Chesapeake Funding II LLC 5.650%, 05/15/35 (144A)	562,828	564,309
CPS Auto Receivables Trust 5.910%, 08/16/27 (144A)	703,893	704,318
DT Auto Owner Trust 5.190%, 10/16/28 (144A)	250,000	247,823
5.410%, 02/15/29 (144A)	280,000	278,574
Enterprise Fleet Financing LLC 5.420%, 10/22/29 (144A)	390,000	393,719
Exeter Automobile Receivables Trust 2.180%, 06/15/26	121,122	120,730
2.580%, 09/15/25 (144A)	280,810	277,973
2.730%, 12/15/25 (144A)	123,165	121,538
4.570%, 01/15/27	370,000	368,068
6.030%, 08/16/27	162,000	162,279
6.110%, 09/15/27	158,000	158,542
Flagship Credit Auto Trust 4.690%, 07/17/28 (144A)	503,000	492,774
5.050%, 01/18/28 (144A)	140,000	138,553
GLS Auto Receivables Issuer Trust 4.920%, 01/15/27 (144A)	90,000	89,279
Hertz Vehicle Financing III LLC 5.940%, 02/25/28 (144A)	990,000	1,008,144
Santander Drive Auto Receivables Trust 4.420%, 11/15/27	735,000	726,062
4.430%, 03/15/27	235,000	232,214
4.720%, 06/15/27	165,000	163,480
4.980%, 02/15/28	295,000	292,811
5.610%, 07/17/28	495,000	497,309
5.950%, 01/17/28	650,000	653,062
SFS Auto Receivables Securitization Trust 5.710%, 01/22/30 (144A)	245,000	246,762
Tricolor Auto Securitization Trust 6.480%, 08/17/26 (144A)	140,767	140,663
Westlake Automobile Receivables Trust 1.650%, 02/17/26 (144A)	415,000	408,394
4.310%, 09/15/27 (144A)	560,000	553,397
5.410%, 01/18/28 (144A)	160,000	159,237
World Omni Auto Receivables Trust 5.030%, 05/15/29	270,000	269,621

		12,441,449

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust 5.570%, 1M TSFR + 0.214%, 12/25/46 (c)	44,471	21,185
5.985%, 06/25/36 (c)	422,911	110,039
6.070%, 1M TSFR + 0.714%, 03/25/36 (c)	511,411	270,958
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (j)	239,171	89,483
Soundview Home Loan Trust 5.970%, 1M TSFR + 0.614%, 11/25/36 (c)	363,132	340,908

		832,573

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—2.7%
510 Asset-Backed Trust 2.116%, 06/25/61 (144A) (j)	541,270	$525,068
AASET Trust 3.351%, 01/16/40 (144A)	106,731	94,234
Affirm Asset Securitization Trust 6.610%, 01/18/28 (144A)	385,000	387,214
Aligned Data Centers Issuer LLC 6.000%, 08/17/48	745,000	737,484
Amur Equipment Finance Receivables XI LLC 5.300%, 06/21/28 (144A)	190,196	189,653
Arbor Realty Commercial Real Estate Notes Ltd. 6.576%, 1M TSFR + 1.214%, 05/15/36 (144A) (c)	210,000	207,719
Avant Loans Funding Trust 1.210%, 07/15/30 (144A)	138,232	137,248
Benefit Street Partners CLO XXXI Ltd. 7.728%, 3M TSFR + 2.350%, 04/25/36 (144A) (c)	575,000	576,051
CF Hippolyta Issuer LLC 1.530%, 03/15/61 (144A)	94,245	84,237
1.690%, 07/15/60 (144A)	224,107	207,113
1.990%, 07/15/60 (144A)	242,469	206,609
5.970%, 08/15/62 (144A)	142,661	140,301
Cirrus Funding Ltd. 4.800%, 01/25/37 (144A)	940,000	921,960
CNH Equipment Trust 4.770%, 10/15/30	170,000	168,863
DLLAA LLC 5.640%, 02/22/28 (144A)	285,000	289,498
Domino’s Pizza Master Issuer LLC 2.662%, 04/25/51 (144A)	507,000	448,185
3.668%, 10/25/49 (144A)	317,625	289,781
4.116%, 07/25/48 (144A)	665,000	646,074
Elmwood CLO Ltd. 7.644%, 3M TSFR + 2.250%, 04/16/36 (144A) (c)	530,000	529,314
7.797%, 3M TSFR + 2.400%, 10/17/36 (144A) (c)	760,000	759,987
Finance America Mortgage Loan Trust 6.520%, 1M TSFR + 1.164%, 09/25/33 (c)	39,551	38,515
FirstKey Homes Trust 4.145%, 05/19/39 (144A)	288,066	276,492
4.250%, 07/17/39 (144A)	1,183,308	1,135,637
GMACM Home Equity Loan Trust 5.970%, 1M TSFR + 0.614%, 10/25/34 (144A) (c)	8,947	8,902
Golub Capital Partners CLO 68B Ltd. 8.197%, 3M TSFR + 2.800%, 07/25/36 (144A) (c)	460,000	461,963
Invesco U.S. CLO Ltd. 7.712%, 3M TSFR + 2.300%, 04/21/36 (144A) (c)	345,000	345,105
JFIN CLO Ltd. 6.660%, 3M TSFR + 1.262%, 04/24/29 (144A) (c)	321,248	321,000
KKR CLO 21 Ltd. 6.656%, 3M TSFR + 1.262%, 04/15/31 (144A) (c)	1,169,646	1,167,911
Knollwood CDO Ltd. 8.868%, 3M TSFR + 3.462%, 01/10/39 (144A) (c)	863,096	86
MF1 Ltd. 7.106%, 1M TSFR + 1.750%, 02/19/37 (144A) (c)	685,000	664,438
MFA LLC 2.363%, 03/25/60 (144A) (j)	439,632	433,484
Morgan Stanley ABS Capital I, Inc. Trust 5.770%, 1M TSFR + 0.414%, 06/25/36 (c)	7,557	6,205

Asset-Backed - Other—(Continued)
New Economy Assets Phase 1 Sponsor LLC 1.910%, 10/20/61 (144A)	865,000	756,952
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	75,177	71,653
Octagon 61 Ltd. 7.766%, 3M TSFR + 2.350%, 04/20/36 (144A) (c)	745,000	744,950
OZLM VII Ltd. 6.674%, 3M TSFR + 1.272%, 07/17/29 (144A) (c)	105,238	105,161
OZLM XVIII Ltd. 6.676%, 3M TSFR + 1.282%, 04/15/31 (144A) (c)	830,596	829,628
PRET LLC 2.487%, 07/25/51 (144A) (j)	258,137	254,555
Pretium Mortgage Credit Partners I LLC 1.992%, 06/27/60 (144A) (j)	423,122	409,274
Pretium Mortgage Credit Partners LLC 1.992%, 02/25/61 (144A) (j)	696,767	679,961
2.981%, 01/25/52 (144A) (j)	822,599	815,034
Progress Residential Trust 1.510%, 10/17/38 (144A)	803,934	721,200
3.200%, 04/17/39 (144A)	276,910	258,741
4.438%, 05/17/41 (144A)	762,535	727,685
4.451%, 06/17/39 (144A)	214,123	207,225
4.750%, 10/27/39 (144A)	347,556	338,595
Retained Vantage Data Centers Issuer LLC 5.000%, 09/15/48 (144A)	1,100,000	1,033,020
RR 23 Ltd. 7.999%, 3M TSFR + 2.650%, 10/15/35 (144A) (c)	1,110,000	1,108,761
RR 26 Ltd. 7.644%, 3M TSFR + 2.250%, 04/15/38 (144A) (c)	520,000	519,610
Sapphire Aviation Finance II Ltd. 3.228%, 03/15/40 (144A)	166,346	141,911
Sound Point CLO XXIX Ltd. 6.710%, 3M TSFR + 1.332%, 04/25/34 (144A) (c)	1,300,000	1,287,967
Stack Infrastructure Issuer LLC 5.900%, 07/25/48 (144A)	720,000	708,448
Summit Issuer LLC 2.290%, 12/20/50 (144A)	320,000	296,042
Taco Bell Funding LLC 2.294%, 08/25/51 (144A)	1,889,348	1,621,259
Texas Debt Capital CLO Ltd. 7.716%, 3M TSFR + 2.300%, 04/20/36 (144A) (c)	635,000	634,403
Tricon Residential Trust 4.849%, 07/17/40 (144A)	770,763	754,738
VCAT LLC 1.743%, 05/25/51 (144A) (j)	369,809	356,830
2.115%, 03/27/51 (144A) (j)	104,854	103,858
Venture 42 CLO Ltd. 6.786%, 3M TSFR + 1.392%, 04/15/34 (144A) (c)	1,300,000	1,287,437
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (j)	384,928	375,113
Voya CLO Ltd. 6.557%, 3M TSFR + 1.162%, 01/18/29 (144A) (c)	372,643	372,354
Wellfleet CLO X Ltd. 6.847%, 3M TSFR + 1.432%, 07/20/32 (144A) (c)	1,063,640	1,059,909
Wendy’s Funding LLC 3.884%, 03/15/48 (144A)	408,887	379,817

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Wingstop Funding LLC 2.841%, 12/05/50 (144A)	315,200	$283,453

		31,651,875

Asset-Backed - Student Loan—0.1%
Navient Private Education Refi Loan Trust
1.110%, 02/18/70 (144A)	454,606	387,129
5.510%, 10/15/71 (144A)	569,320	568,911

		956,040

Total Asset-Backed Securities (Cost $47,260,583)		45,881,937

Mortgage-Backed Securities—3.8%

Collateralized Mortgage Obligations—2.3%
Adjustable Rate Mortgage Trust 5.970%, 1M TSFR + 0.614%, 01/25/36 (c)	64,850	58,950
6.010%, 1M TSFR + 0.654%, 11/25/35 (c)	20,908	20,622
Angel Oak Mortgage Trust 0.951%, 07/25/66 (144A) (c)	630,686	530,357
0.985%, 04/25/66 (144A) (c)	260,959	220,231
0.990%, 04/25/53 (144A) (c)	201,911	184,389
1.068%, 05/25/66 (144A) (c)	493,034	410,188
1.820%, 11/25/66 (144A) (c)	457,238	386,800
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (c)	292,220	274,913
Bear Stearns ALT-A Trust 5.950%, 1M TSFR + 0.594%, 02/25/36 (c)	208,427	183,445
Bear Stearns ARM Trust 3.912%, 07/25/36 (c)	127,688	108,247
Bear Stearns Mortgage Funding Trust 5.830%, 1M TSFR + 0.474%, 10/25/36 (c)	69,385	57,813
5.870%, 1M TSFR + 0.514%, 02/25/37 (c)	281,148	255,849
BINOM Securitization Trust 2.034%, 06/25/56 (144A) (c)	306,939	263,330
BRAVO Residential Funding Trust 0.941%, 02/25/49 (144A) (c)	168,277	148,417
0.970%, 03/25/60 (144A) (c)	136,607	126,961
CHL Mortgage Pass-Through Trust 4.430%, 09/25/47 (c)	166,711	145,769
4.448%, 06/20/35 (c)	4,261	3,936
5.870%, 1M TSFR + 0.514%, 04/25/46 (c)	162,362	134,533
6.150%, 1M TSFR + 0.794%, 02/25/35 (c)	62,914	52,577
COLT Mortgage Loan Trust 0.910%, 06/25/66 (144A) (c)	430,765	348,462
0.956%, 09/27/66 (144A) (c)	758,198	601,726
4.301%, 03/25/67 (144A) (c)	169,144	163,432
Countrywide Alternative Loan Trust 5.500%, 11/25/35	318,528	180,941
5.500%, 1M TSFR + 0.914%, 12/25/35 (c)	65,583	55,087
5.500%, 1M TSFR + 0.564%, 03/01/38 (c)	122,144	89,894
6.010%, 1M TSFR + 0.654%, 01/25/36 (c)	62,592	55,212
6.362%, 12M MTA + 1.350%, 08/25/35 (c)	147,304	117,410

Collateralized Mortgage Obligations—(Continued)
CSMC Trust 0.938%, 05/25/66 (144A) (c)	377,638	298,950
1.179%, 02/25/66 (144A) (c)	528,091	449,371
1.796%, 12/27/60 (144A) (c)	274,301	266,604
1.841%, 10/25/66 (144A) (c)	482,861	406,047
2.265%, 11/25/66 (144A) (c)	1,169,203	998,530
3.250%, 04/25/47 (144A) (c)	275,129	247,602
Deephaven Residential Mortgage Trust 0.899%, 04/25/66 (144A) (c)	177,646	151,681
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 5.770%, 1M TSFR + 0.414%, 12/25/36 (c)	132,496	119,896
Ellington Financial Mortgage Trust 0.931%, 06/25/66 (144A) (c)	179,132	142,712
2.206%, 01/25/67 (144A) (c)	543,733	456,257
GCAT Trust 1.036%, 05/25/66 (144A) (c)	368,095	301,295
1.091%, 05/25/66 (144A) (c)	477,082	392,045
1.262%, 07/25/66 (144A) (c)	946,820	754,041
1.915%, 08/25/66 (144A) (c)	340,187	296,160
GreenPoint Mortgage Funding Trust 6.412%, 12M MTA + 1.400%, 10/25/45 (c)	129,786	98,692
GSR Mortgage Loan Trust 4.630%, 01/25/36 (c)	144,943	131,372
5.770%, 1M TSFR + 0.414%, 01/25/37 (c)	429,953	102,760
6.000%, 07/25/37	134,949	86,565
Imperial Fund Mortgage Trust 3.638%, 03/25/67 (144A) (j)	1,154,901	1,060,567
IndyMac INDX Mortgage Loan Trust 3.566%, 10/25/35 (c)	8,452	8,028
JP Morgan Mortgage Trust 4.009%, 05/25/36 (c)	10,305	8,358
Legacy Mortgage Asset Trust 1.650%, 11/25/60 (144A) (j)	180,260	171,438
1.750%, 04/25/61 (144A) (j)	269,798	260,465
1.750%, 07/25/61 (144A) (j)	353,790	340,243
7.250%, 11/25/59 (144A) (j)	653,181	652,995
LSTAR Securities Investment Ltd. 8.267%, 1M TSFR + 2.914%, 02/01/26 (144A) (c)	449,229	440,453
MASTR Adjustable Rate Mortgages Trust 3.922%, 09/25/33 (c)	43,374	39,813
5.386%, 11/21/34 (c)	30,850	28,871
MetLife Securitization Trust 3.750%, 03/25/57 (144A) (c)	279,648	266,044
MFA Trust 1.029%, 11/25/64 (144A) (c)	271,418	229,031
1.153%, 04/25/65 (144A) (c)	186,244	169,074
Morgan Stanley Mortgage Loan Trust 4.501%, 05/25/36 (c)	124,784	54,096
New Residential Mortgage Loan Trust 0.941%, 10/25/58 (144A) (c)	155,579	141,508
2.492%, 09/25/59 (144A) (c)	71,732	65,976
3.500%, 08/25/59 (144A) (c)	273,063	255,313
3.750%, 11/26/35 (144A) (c)	254,214	240,119
3.864%, 09/25/57 (144A) (c)	383,055	359,176
4.000%, 03/25/57 (144A) (c)	492,755	466,107
4.000%, 05/25/57 (144A) (c)	271,546	256,272

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust 6.220%, 1M TSFR + 0.864%, 01/25/48 (144A) (c)	318,496	$306,782
NMLT Trust 1.185%, 05/25/56 (144A) (c)	774,135	633,572
OBX Trust 1.054%, 07/25/61 (144A) (c)	477,633	364,981
1.072%, 02/25/66 (144A) (c)	493,562	406,964
2.305%, 11/25/61 (144A) (c)	944,784	810,006
Preston Ridge Partners Mortgage LLC 1.793%, 06/25/26 (144A) (j)	487,762	475,104
1.793%, 07/25/26 (144A) (j)	410,368	398,463
1.867%, 04/25/26 (144A) (j)	778,075	759,424
2.363%, 10/25/26 (144A) (j)	857,223	830,583
2.487%, 10/25/26 (144A) (j)	377,482	363,374
5.363%, 11/25/25 (144A) (j)	115,633	115,725
Residential Accredit Loans, Inc. Trust 6.000%, 12/25/35	108,783	94,116
6.070%, 1M TSFR + 0.714%, 04/25/36 (c)	426,695	365,442
RFMSI Trust 4.003%, 08/25/35 (c)	43,813	19,165
STAR Trust 1.219%, 05/25/65 (144A) (c)	367,430	324,799
Starwood Mortgage Residential Trust 0.943%, 05/25/65 (144A) (c)	131,503	118,633
1.920%, 11/25/66 (144A) (c)	743,884	611,377
Structured Adjustable Rate Mortgage Loan Trust 5.770%, 1M TSFR + 0.414%, 09/25/34 (c)	32,346	28,014
Toorak Mortgage Corp. Ltd. 3.240%, 06/25/24 (144A) (j)	369,868	362,272
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (c)	1,190,262	1,023,871
Verus Securitization Trust 0.918%, 02/25/64 (144A) (c)	233,584	205,541
0.938%, 07/25/66 (144A) (c)	331,872	263,455
1.031%, 02/25/66 (144A) (c)	201,000	173,464
1.824%, 11/25/66 (144A) (c)	516,806	446,819
1.829%, 10/25/66 (144A) (c)	1,188,800	1,032,038
4.130%, 02/25/67 (144A) (j)	171,224	159,341
WaMu Mortgage Pass-Through Certificates Trust 3.814%, 06/25/37 (c)	62,876	53,537
5.892%, 12M MTA + 0.880%, 10/25/46 (c)	114,489	94,897
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 6.000%, 1M TSFR + 0.714%, 07/25/36 (c)	51,118	33,843
Wells Fargo Mortgage-Backed Securities Trust 6.180%, 09/25/36 (c)	34,020	31,994
6.240%, 10/25/36 (c)	39,303	35,868

		27,337,482

Commercial Mortgage-Backed Securities—1.5%
BANK 0.591%, 11/15/62 (c) (d)	4,530,778	127,366
0.635%, 11/15/62 (c) (d)	2,232,456	69,251
0.686%, 12/15/52 (c) (d)	3,616,761	117,327
0.710%, 11/15/50 (c) (d)	6,765,960	149,184
0.755%, 11/15/54 (c) (d)	777,903	17,217
0.811%, 09/15/62 (c) (d)	4,022,002	146,420

Commercial Mortgage-Backed Securities—(Continued)
BANK 0.886%, 05/15/62 (c) (d)	2,857,809	106,402
0.995%, 02/15/56 (c) (d)	1,365,327	87,105
1.197%, 12/15/56 (c) (d)	1,000,000	40,531
1.760%, 03/15/63 (c) (d)	4,880,031	434,057
2.036%, 02/15/54	565,000	463,243
3.688%, 02/15/61	1,700,000	1,609,577
BBCMS Mortgage Trust
0.986%, 04/15/53 (c) (d)	1,280,000	69,356
1.455%, 02/15/50 (c) (d)	4,735,175	169,689
3.662%, 04/15/55 (c)	230,000	208,166
4.600%, 06/15/55 (c)	245,000	238,131
4.967%, 12/15/51 (c)	475,000	385,719
5.439%, 12/15/55 (c)	325,000	335,053
5.710%, 12/15/55 (c)	105,000	110,280
Benchmark Mortgage Trust 0.456%, 07/15/51 (c) (d)	3,944,362	58,615
0.519%, 01/15/51 (c) (d)	1,702,560	28,102
1.024%, 08/15/52 (c) (d)	1,960,353	68,041
1.194%, 03/15/62 (c) (d)	5,761,210	286,389
1.512%, 01/15/54 (c) (d)	2,353,792	186,762
1.780%, 07/15/53 (c) (d)	1,294,916	84,230
3.882%, 02/15/51 (c)	795,000	745,856
4.016%, 03/15/52	630,000	588,116
BPR Trust 8.594%, 1M TSFR + 3.232%, 08/15/24 (144A) (c)	575,000	572,474
BX Trust 7.813%, 1M TSFR + 2.451%, 08/15/39 (144A) (c)	522,603	523,985
CAMB Commercial Mortgage Trust 8.209%, 1M TSFR + 2.597%, 12/15/37 (144A) (c)	665,000	637,879
Citigroup Commercial Mortgage Trust 0.891%, 07/10/47 (c) (d)	2,984,374	6,818
1.012%, 04/10/48 (c) (d)	3,661,350	33,929
COMM Mortgage Trust 0.152%, 02/10/47 (c) (d)	634,556	2
1.144%, 10/15/45 (c) (d)	68,890	5
2.819%, 01/10/39 (144A)	205,000	179,669
2.853%, 10/15/45	5,934	5,410
3.796%, 08/10/47	225,000	221,724
3.896%, 01/10/39 (144A) (c)	210,000	164,020
3.961%, 03/10/47	93,673	93,509
4.074%, 02/10/47 (c)	72,047	71,911
4.236%, 02/10/47 (c)	26,326	26,275
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	442	436
CSAIL Commercial Mortgage Trust 0.709%, 06/15/57 (c) (d)	10,610,660	60,522
0.891%, 11/15/48 (c) (d)	660,183	8,453
1.857%, 01/15/49 (c) (d)	1,448,126	44,914
DBJPM Mortgage Trust 1.705%, 09/15/53 (c) (d)	1,005,900	56,750
GS Mortgage Securities Corp. Trust 2.954%, 11/05/34 (144A)	1,200,000	858,888
GS Mortgage Securities Trust 0.366%, 07/10/46 (c) (d)	704,285	7
1.704%, 08/10/44 (144A) (c) (d)	109,156	1
4.993%, 04/10/47 (144A) (c)	465,000	374,065

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2.733%, 10/15/45 (144A) (c)	259,258	$228,960
2.812%, 01/16/37 (144A)	305,000	255,723
3.784%, 12/15/47 (144A) (c)	130,000	83,275
JPMBB Commercial Mortgage Securities Trust 0.576%, 09/15/47 (c) (d)	2,502,875	5,834
Morgan Stanley Bank of America Merrill Lynch Trust 0.951%, 12/15/47 (c) (d)	1,677,065	6,054
0.963%, 10/15/48 (c) (d)	715,224	6,283
Morgan Stanley Capital I Trust
1.321%, 06/15/50 (c) (d)	1,467,779	40,804
3.912%, 09/09/32 (144A)	1,140,000	936,440
4.944%, 07/15/49 (144A) (c)	265,000	188,490
5.257%, 10/12/52 (144A) (c)	12,137	4,472
NJ Trust 6.697%, 01/06/29 (144A) (c)	480,000	500,425
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (c)	150,000	110,112
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	1,230,000	1,103,275
TYSN Mortgage Trust 6.799%, 12/10/33 (144A) (c)	895,000	931,521
UBS Commercial Mortgage Trust 1.068%, 08/15/50 (c) (d)	690,011	20,677
Wells Fargo Commercial Mortgage Trust 0.871%, 09/15/57 (c) (d)	4,474,863	52,915
1.058%, 05/15/48 (c) (d)	2,531,695	19,163
2.942%, 10/15/49	890,000	836,406
4.140%, 05/15/48 (c)	80,000	68,589
WFRBS Commercial Mortgage Trust 1.129%, 03/15/47 (c) (d)	289,534	17
3.016%, 11/15/47 (144A)	88,049	4,819
3.723%, 05/15/47	35,470	35,282
3.995%, 05/15/47	160,281	158,329
4.045%, 03/15/47	2,462	2,455
4.101%, 03/15/47	260,199	259,081
5.000%, 06/15/44 (144A) (c)	105,000	53,430

		16,784,662

Total Mortgage-Backed Securities (Cost $53,867,179)		44,122,144

Foreign Government—1.2%

Banks—0.0%
Bank Gospodarstwa Krajowego 5.375%, 05/22/33 (144A)	200,000	202,622

Sovereign—1.2%
Angola Government International Bond 8.000%, 11/26/29	400,000	354,760
Benin Government International Bond 4.950%, 01/22/35 (144A) (EUR)	620,000	537,703
Bermuda Government International Bonds 2.375%, 08/20/30 (144A)	200,000	171,178
5.000%, 07/15/32 (144A)	405,000	401,760

Sovereign—(Continued)
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	11,104,000	2,256,971
Chile Government International Bond 1.250%, 01/22/51 (EUR)	250,000	154,159
Colombia Government International Bonds 5.000%, 06/15/45	800,000	619,992
5.200%, 05/15/49	200,000	156,143
5.625%, 02/26/44	225,000	188,891
Costa Rica Government International Bond 6.550%, 04/03/34 (144A)	280,000	289,800
Hungary Government International Bonds 1.625%, 04/28/32 (EUR)	1,320,000	1,181,919
6.125%, 05/22/28 (144A)	510,000	529,731
Indonesia Government International Bonds 1.100%, 03/12/33 (EUR)	1,170,000	1,018,785
2.150%, 07/18/24 (EUR)	100,000	108,954
Ivory Coast Government International Bond 4.875%, 01/30/32 (EUR)	460,000	426,912
North Macedonia Government International Bonds 2.750%, 01/18/25 (EUR)	425,000	457,424
3.675%, 06/03/26 (144A) (EUR)	515,000	550,557
Panama Government International Bond 6.875%, 01/31/36	200,000	199,428
Philippines Government International Bonds 1.200%, 04/28/33 (EUR)	775,000	684,783
1.750%, 04/28/41 (EUR)	300,000	230,853
Romania Government International Bonds 2.625%, 12/02/40 (144A) (EUR)	635,000	469,663
2.750%, 04/14/41 (EUR)	1,810,000	1,338,760
3.375%, 02/08/38 (EUR)	310,000	267,332
Saudi Government International Bonds 2.000%, 07/09/39 (EUR)	285,000	242,806
5.000%, 01/18/53 (144A)	600,000	564,791

		13,404,055

Total Foreign Government (Cost $16,325,266)		13,606,677

Municipals—0.6%
Chicago Board of Education, General Obligation Unlimited 6.138%, 12/01/39	325,000	307,499
6.319%, 11/01/29	470,000	470,580
Chicago Transit Authority Sales Tax Receipts Fund 3.912%, 12/01/40	170,000	147,140
Metropolitan Transportation Authority 4.750%, 11/15/45	505,000	520,062
5.175%, 11/15/49	1,120,000	1,091,958
Municipal Electric Authority of Georgia 6.637%, 04/01/57	189,000	215,665
New York Transportation Development Corp. 4.248%, 09/01/35	1,015,000	989,197
Philadelphia Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,315,778

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Municipals—(Continued)

Security Description	Principal Amount*	Value
State Board of Administration Finance Corp. 1.258%, 07/01/25	975,000	$925,109
State of California, General Obligation Unlimited 7.300%, 10/01/39	180,000	217,619
Texas Natural Gas Securitization Finance Corp. 5.102%, 04/01/35	595,000	606,387

Total Municipals (Cost $7,288,832)		6,806,994

Floating Rate Loan (k)—0.0%

Oil & Gas—0.0%
Paragon Offshore Finance Co. Term Loan B, 07/18/22 (l) (m) (n) (Cost $587)	587	0

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $9,031,221; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $9,209,336.	9,028,713	9,028,713

Total Short-Term Investments (Cost $9,028,713)		9,028,713

Securities Lending Reinvestments (o)—2.0%

Repurchase Agreements—1.0%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $3,402,059; collateralized by various Common Stock with an aggregate market value of $3,786,905.	3,400,000	3,400,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $500,303; collateralized by various Common Stock with an aggregate market value of $557,406.	500,000	500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $1,030,165; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $1,020,005.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $453,581; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $462,380.	453,314	453,314

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $4,402,713; collateralized by various Common Stock with an aggregate market value of $4,910,462.	4,400,000	4,400,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $200,118; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $204,453.	200,000	200,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,313.	100,000	100,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $2,001,204; collateralized by various Common Stock with an aggregate market value of $2,205,722.	2,000,000	2,000,000

		12,053,314

Mutual Funds—1.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (p)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (p)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (p)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (p)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (p)	3,500,000	3,500,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (p)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (p)	1,000,000	1,000,000

		11,500,000

Total Securities Lending Reinvestments (Cost $23,553,314)		23,553,314

Total Investments—108.9% (Cost $1,176,987,933)		1,266,216,729
Other assets and liabilities (net)—(8.9)%		(103,113,964)

Net Assets—100.0%		$1,163,102,765

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $428,209, which is less than 0.05% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $38,226,422 and the collateral received consisted of cash in the amount of $23,553,314 and non-cash collateral with a value of $15,751,936. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	Principal only security.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $2,054,524.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $1,616,461.
(i)	Principal amount of security is adjusted for inflation.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(l)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(o)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(p)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $130,096,635, which is 11.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Intesa Sanpaolo SpA, 7.800%, 11/28/53	11/20/23	$390,000	$389,104	$428,209

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Government National Mortgage Association, TBA	3.000%	TBA	$(1,375,000)	$(1,213,169)	$(1,244,801)
Government National Mortgage Association, TBA	3.500%	TBA	(2,424,000)	(2,246,315)	(2,257,350)
Government National Mortgage Association, TBA	4.500%	TBA	(245,000)	(239,277)	(239,105)
Government National Mortgage Association, TBA	5.000%	TBA	(2,150,000)	(2,133,539)	(2,134,886)
Uniform Mortgage-Backed Security, TBA	1.500%	TBA	(75,000)	(55,957)	(58,406)
Uniform Mortgage-Backed Security, TBA	3.000%	TBA	(2,764,000)	(2,343,571)	(2,418,218)
Uniform Mortgage-Backed Security, TBA	4.000%	TBA	(2,395,000)	(2,256,107)	(2,265,052)
Uniform Mortgage-Backed Security, TBA	5.000%	TBA	(6,650,000)	(6,481,684)	(6,578,824)

Totals				$(16,969,619)	$(17,196,642)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
BRL	10,580,000	DBAG	03/20/24	USD	2,114,625	$(47,637)
EUR	456,000	CBNA	03/20/24	USD	501,848	(3,102)
EUR	7,843,000	DBAG	03/20/24	USD	8,631,990	(52,911)

Net Unrealized Depreciation						$(103,650)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/19/24	61	USD	6,886,328	$257
U.S. Treasury Note 2 Year Futures	03/28/24	119	USD	24,503,773	259,167
U.S. Treasury Note 5 Year Futures	03/28/24	554	USD	60,260,485	1,496,106
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	29	USD	3,422,453	152,889

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/19/24	(134)	CAD	(16,640,120)	(537,303)
Euro-BTP Futures	03/07/24	(23)	EUR	(2,740,450)	(89,905)
Euro-Bund Futures	03/07/24	(39)	EUR	(5,351,580)	(149,865)
Euro-Buxl 30 Year Bond Futures	03/07/24	(18)	EUR	(2,550,960)	(180,123)
U.S. Treasury Long Bond Futures	03/19/24	(46)	USD	(5,747,125)	(441,787)
U.S. Treasury Ultra Long Bond Futures	03/19/24	(15)	USD	(2,003,906)	(193,852)

Net Unrealized Appreciation					$315,584

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M SOFR	Annually	2.880%	Annually	03/15/53	USD	1,610,000	$131,631	$18,244	$113,387
Receive	12M SOFR	Annually	2.970%	Annually	03/15/53	USD	2,325,000	151,581	4,658	146,923
Receive	12M SOFR	Annually	3.250%	Annually	06/21/53	USD	860,000	11,114	(8,700)	19,814
Receive	12M SOFR	Annually	3.590%	Annually	09/20/53	USD	2,955,000	(151,190)	13,083	(164,273)

Totals								$143,136	$27,285	$115,851

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/28	1.140%	USD	2,335,000	$13,149	$106,168	$(93,019)
CDX.EM.40.V1	(1.000%)	Quarterly	12/20/28	1.667%	USD	3,350,000	97,046	159,237	(62,191)

Totals							$110,195	$265,405	$(155,210)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank NA
(DBAG)—	Deutsche Bank AG

Currencies

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(CDX.EM)—	Markit Emerging Market CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(RFUCCT)—	Refinitiv USD IBOR Consumer Cash Fallbacks Term
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(ICE)—	Intercontinental Exchange, Inc.
	(REIT)—	Real Estate Investment Trust
	(REMIC)—	Real Estate Mortgage Investment Conduit
	(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$706,136,971	$—	$—	$706,136,971
Total U.S. Treasury & Government Agencies*	—	281,375,128	—	281,375,128
Total Corporate Bonds & Notes*	—	135,704,851	—	135,704,851
Total Asset-Backed Securities*	—	45,881,937	—	45,881,937
Total Mortgage-Backed Securities*	—	44,122,144	—	44,122,144
Total Foreign Government*	—	13,606,677	—	13,606,677
Total Municipals*	—	6,806,994	—	6,806,994
Total Floating Rate Loan*	—	—	0	0
Total Short-Term Investment*	—	9,028,713	—	9,028,713
Securities Lending Reinvestments
Repurchase Agreements	—	12,053,314	—	12,053,314
Mutual Funds	11,500,000	—	—	11,500,000
Total Securities Lending Reinvestments	11,500,000	12,053,314	—	23,553,314
Total Investments	$717,636,971	$548,579,758	$—	$1,266,216,729

Collateral for Securities Loaned (Liability)	$—	$(23,553,314)	$—	$(23,553,314)
TBA Forward Sales Commitments (Liability)	$—	$(17,196,642)	$—	$(17,196,642)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(103,650)	$—	$(103,650)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,908,419	$—	$—	$1,908,419
Futures Contracts (Unrealized Depreciation)	(1,592,835)	—	—	(1,592,835)
Total Futures Contracts	$315,584	$—	$—	$315,584
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$280,124	$—	$280,124
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(319,483)	—	(319,483)
Total Centrally Cleared Swap Contracts	$—	$(39,359)	$—	$(39,359)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,266,216,729
Cash	6,396
Cash denominated in foreign currencies (c)	180,649
Cash collateral for forward foreign currency exchange contracts	60,000
Receivable for:
Investments sold	1,816,217
TBA securities sold (d)	28,002,844
Fund shares sold	72,612
Principal paydowns	663
Dividends and interest	4,357,755
Variation margin on futures contracts	208,692
Variation margin on centrally cleared swap contracts	27,390
Prepaid expenses	4,209

Total Assets	1,300,954,156
Liabilities
TBA Forward sales commitments, at value	17,196,642
Cash collateral for TBAs	260,000
Unrealized depreciation on forward foreign currency exchange contracts	103,650
Collateral for securities loaned	23,553,314
Payables for:
Investments purchased (d)	5,767,271
TBA securities purchased	88,483,768
Fund shares redeemed	1,634,346
Accrued Expenses:
Management fees	427,044
Distribution and service fees	13,066
Deferred trustees’ fees	170,491
Other expenses	241,799

Total Liabilities	137,851,391

Net Assets	$1,163,102,765

Net Assets Consist of:
Paid in surplus	$1,020,561,132
Distributable earnings (Accumulated losses)	142,541,633

Net Assets	$1,163,102,765

Net Assets
Class A	$1,091,448,245
Class B	48,979,916
Class E	22,674,604
Capital Shares Outstanding*
Class A	60,590,074
Class B	2,744,594
Class E	1,262,874
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.01
Class B	17.85
Class E	17.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,176,987,933.
(b)	Includes securities loaned at value of $38,226,422.
(c)	Identified cost of cash denominated in foreign currencies was $179,569.
(d)	Included within TBA securities sold is $17,490,841 related to TBA forward sale commitments and included within TBA securities purchased is $521,222 related to TBA forward sale commitments.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$8,098,868
Interest (b)	19,138,316
Securities lending income	84,820

Total investment income	27,322,004
Expenses
Management fees	5,232,014
Administration fees	68,380
Custodian and accounting fees	280,796
Distribution and service fees—Class B	119,145
Distribution and service fees—Class E	33,657
Audit and tax services	110,918
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	72,161
Insurance	10,412
Miscellaneous	28,438

Total expenses	6,048,745
Less management fee waiver	(301,138)
Less broker commission recapture	(11,983)

Net expenses	5,735,624

Net Investment Income	21,586,380

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	47,261,743
Purchased options	3,466
Futures contracts	(412,722)
Written options	196,728
Swap contracts	(448,825)
Foreign currency transactions	27,123
Forward foreign currency transactions	(464,634)

Net realized gain (loss)	46,162,879

Net change in unrealized appreciation (depreciation) on:
Investments	119,434,936
Futures contracts	(400,687)
Swap contracts	45,567
Foreign currency transactions	(509)
Forward foreign currency transactions	77,892

Net change in unrealized appreciation (depreciation)	119,157,199

Net realized and unrealized gain (loss)	165,320,078

Net Increase (Decrease) in Net Assets From Operations	$186,906,458

(a)	Net of foreign withholding taxes of $16,242.
(b)	Net of foreign withholding taxes of $11,177.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$21,586,380	$19,908,741
Net realized gain (loss)	46,162,879	3,076,761
Net change in unrealized appreciation (depreciation)	119,157,199	(263,893,255)

Increase (decrease) in net assets from operations	186,906,458	(240,907,753)

From Distributions to Shareholders
Class A	(30,612,057)	(170,597,556)
Class B	(1,269,142)	(8,145,507)
Class E	(628,425)	(3,761,228)

Total distributions	(32,509,624)	(182,504,291)

Increase (decrease) in net assets from capital share transactions	(78,870,938)	68,943,431

Total increase (decrease) in net assets	75,525,896	(354,468,613)

Net Assets
Beginning of period	1,087,576,869	1,442,045,482

End of period	$1,163,102,765	$1,087,576,869

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	435,190	$7,319,959	618,714	$11,293,388
Reinvestments	1,838,562	30,612,057	10,985,033	170,597,556
Redemptions	(6,583,236)	(110,059,334)	(6,264,482)	(112,205,209)

Net increase (decrease)	(4,309,484)	$(72,127,318)	5,339,265	$69,685,735

Class B
Sales	59,338	$1,001,624	244,529	$4,103,463
Reinvestments	76,825	1,269,142	528,586	8,145,507
Redemptions	(389,599)	(6,448,657)	(788,172)	(13,793,307)

Net increase (decrease)	(253,436)	$(4,177,891)	(15,057)	$(1,544,337)

Class E
Sales	25,869	$435,118	23,311	$406,499
Reinvestments	37,834	628,425	242,817	3,761,228
Redemptions	(219,167)	(3,629,272)	(189,557)	(3,365,694)

Net increase (decrease)	(155,464)	$(2,565,729)	76,571	$802,033

Increase (decrease) derived from capital shares transactions		$(78,870,938)		$68,943,431

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.70	$22.57	$22.09	$20.12	$17.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.30	0.27	0.31	0.36
Net realized and unrealized gain (loss)	2.48	(4.19)	2.66	3.02	3.58

Total income (loss) from investment operations	2.80	(3.89)	2.93	3.33	3.94

Less Distributions
Distributions from net investment income	(0.36)	(0.34)	(0.43)	(0.46)	(0.44)
Distributions from net realized capital gains	(0.13)	(2.64)	(2.02)	(0.90)	(1.20)

Total distributions	(0.49)	(2.98)	(2.45)	(1.36)	(1.64)

Net Asset Value, End of Period	$18.01	$15.70	$22.57	$22.09	$20.12

Total Return (%) (b)	18.10	(17.08)	14.02	17.72	22.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.52	0.51	0.53	0.53
Net ratio of expenses to average net assets (%) (c) (d)	0.50	0.49	0.48	0.50	0.50
Ratio of net investment income (loss) to average net assets (%)	1.94	1.67	1.21	1.57	1.88
Portfolio turnover rate (%)	211 (e)	214 (e)	250 (e)	298 (e)	322 (e)
Net assets, end of period (in millions)	$1,091.4	$1,018.8	$1,344.5	$1,280.5	$1,179.3

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.55	$22.37	$21.92	$19.97	$17.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.25	0.21	0.26	0.31
Net realized and unrealized gain (loss)	2.47	(4.15)	2.64	3.00	3.56

Total income (loss) from investment operations	2.75	(3.90)	2.85	3.26	3.87

Less Distributions
Distributions from net investment income	(0.32)	(0.28)	(0.38)	(0.41)	(0.39)
Distributions from net realized capital gains	(0.13)	(2.64)	(2.02)	(0.90)	(1.20)

Total distributions	(0.45)	(2.92)	(2.40)	(1.31)	(1.59)

Net Asset Value, End of Period	$17.85	$15.55	$22.37	$21.92	$19.97

Total Return (%) (b)	17.88	(17.31)	13.73	17.45	22.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77	0.76	0.78	0.78
Net ratio of expenses to average net assets (%) (c) (d)	0.75	0.74	0.73	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.69	1.41	0.96	1.32	1.63
Portfolio turnover rate (%)	211 (e)	214 (e)	250 (e)	298 (e)	322 (e)
Net assets, end of period (in millions)	$49.0	$46.6	$67.4	$67.3	$63.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.65	$22.50	$22.03	$20.07	$17.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.27	0.24	0.28	0.33
Net realized and unrealized gain (loss)	2.47	(4.18)	2.65	3.01	3.58

Total income (loss) from investment operations	2.77	(3.91)	2.89	3.29	3.91

Less Distributions
Distributions from net investment income	(0.34)	(0.30)	(0.40)	(0.43)	(0.41)
Distributions from net realized capital gains	(0.13)	(2.64)	(2.02)	(0.90)	(1.20)

Total distributions	(0.47)	(2.94)	(2.42)	(1.33)	(1.61)

Net Asset Value, End of Period	$17.95	$15.65	$22.50	$22.03	$20.07

Total Return (%) (b)	17.98	(17.26)	13.86	17.53	22.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.67	0.66	0.68	0.68
Net ratio of expenses to average net assets (%) (c) (d)	0.65	0.64	0.63	0.65	0.65
Ratio of net investment income (loss) to average net assets (%)	1.79	1.52	1.06	1.42	1.73
Portfolio turnover rate (%)	211 (e)	214 (e)	250 (e)	298 (e)	322 (e)
Net assets, end of period (in millions)	$22.7	$22.2	$30.2	$30.0	$29.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2023 through 2019 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 60%, 57%, 62%, 77%, and 60% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage-and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage-and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

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movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2023, the Portfolio did not have any unfunded loan commitments.

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Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

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Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $9,028,713. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,053,314. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(18,598,924)	$—	$—	$—	$(18,598,924)
Corporate Bonds & Notes	(4,954,390)	—	—	—	(4,954,390)
Total Borrowings	$(23,553,314)	$—	$—	$—	$(23,553,314)
Gross amount of recognized liabilities for securities lending transactions					$(23,553,314)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include

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Notes to Financial Statements—December 31, 2023—(Continued)

the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2023—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

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Notes to Financial Statements—December 31, 2023—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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Notes to Financial Statements—December 31, 2023—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$280,124	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$164,273
	Unrealized appreciation on futures contracts (b) (c)	1,908,419	Unrealized depreciation on futures contracts (b) (c)	1,592,835
Credit			Unrealized depreciation on centrally cleared swaps (a)(b)	155,210
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	103,650

Total		$2,188,543		$2,015,968

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank NA	$3,102	$—	$—	$3,102
Deutsche Bank AG	100,548	—	(60,000)	40,548

	$103,650	$—	$(60,000)	$43,650

**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$3,466	$—	$—	$—	$3,466
Forward foreign currency transactions	—	—	—	(464,634)	(464,634)
Futures contracts	(639,802)	—	227,080	—	(412,722)
Swap contracts	59,196	(508,021)	—	—	(448,825)
Written options	—	196,728	—	—	196,728

	$(577,140)	$(311,293)	$227,080	$(464,634)	$(1,125,987)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$77,892	$77,892
Futures contracts	(581,638)	—	180,951	—	(400,687)
Swap contracts	115,851	(70,284)	—	—	45,567

	$(465,787)	$(70,284)	$180,951	$77,892	$(277,228)

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Notes to Financial Statements—December 31, 2023—(Continued)

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$1,240,000
Forward foreign currency transactions	11,184,243
Futures contracts long	98,360,947
Futures contracts short	(43,363,395)
Swap contracts	16,235,347
Written options	(66,350,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Notes to Financial Statements—December 31, 2023—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,930,414,711	$551,115,197	$1,939,499,199	$630,730,119

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$1,817,342,856	$1,833,232,964

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Notes to Financial Statements—December 31, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$5,232,014	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 29, 2022 to April 30, 2023. There were no fees waived during the year ended December 31, 2023.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $301,138 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,182,662,116

Gross unrealized appreciation	150,978,747
Gross unrealized (depreciation)	(67,845,586)

Net unrealized appreciation (depreciation)	$83,133,161

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$24,006,274	$62,446,712	$8,503,350	$120,057,579	$32,509,624	$182,504,291

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$22,438,232	$37,348,318	$82,925,575	$—	$142,712,125

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Balanced Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-48

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-52

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Wellington Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Bloomberg U.S. Aggregate Bond Index (40%), for the one-year period ended October 31, 2023 and underperformed its benchmark for the three- and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-53

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-54

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 7.66%, 7.38%, and 7.49%, respectively. The Portfolio’s benchmark, the Russell 1000 Index¹, returned 26.53%.

MARKET ENVIRONMENT / CONDITIONS

Global equities rose in 2023 amid easing inflation, optimism for lower interest rates, and resilient economic performance. Global equities rose in the first quarter. Economic growth, consumer spending, and labor markets were surprisingly resilient against a backdrop of seismic changes in the global economy, including sweeping sanctions against Russia, a reshaping of global energy flows, and a banking crisis that rekindled fears of a global recession. Major central banks continued to raise interest rates, but financial stresses and persistent inflation muddied the outlook for central bank policy. Global equities also rose in the second quarter as declining energy prices helped reduce headline inflation in most countries, easing the strains on households and businesses. However, persistently high core consumer prices kept pressure on central banks to keep interest rates higher for longer. Global equities fell in the third quarter as market sentiment was dented by concerns about the health of China’s economy, increasing energy prices, and rising government bond yields amid the prospect of an extended period of high interest rates. In a potential step toward phasing out Japan’s ultra-easy monetary policy, the Bank of Japan allowed greater flexibility for government bond yields to fluctuate but ultimately held rates stable. Global equities ended the fourth quarter higher. The Federal Reserve surprised markets by signaling lower interest rates in 2024, sparking a stock rally that rippled across the globe and increasing speculation for sharp reductions in policy rates across developed markets in 2024. China’s economy rebounded, with third-quarter Gross Domestic Product expanding by 4.9% from a year ago. Nonetheless, a deepening slump in the property sector burdened the country’s recovery and investor sentiment. The Brent crude oil price dropped below $80 per barrel amid higher U.S. output and Organization of the Petroleum Exporting Countries+ struggling to agree on production cuts.

Within the S&P 500 Index, 9 of the 11 sectors rose for the twelve months ended December 31, 2023. Information Technology (57.6%) and Communication Services (55.8%) were the best performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Index, for the twelve-month period ended December 31, 2023. Stock selection drove relative underperformance. Weak selection in Industrials, Consumer Discretionary, and Information Technology (“IT”) was partially offset by strong selection in Materials and Consumer Staples. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance due to an underweight allocation to IT, an overweight allocation to Consumer Staples, and a lack of exposure to Communication Services. This was partially offset by a lack of exposure to Energy, an underweight allocation to Utilities and an overweight allocation to Financials.

The Portfolio’s overweight positions in Northrop Grumman and Nike, as well as its lack of exposure to benchmark constituents NVIDIA, Meta Platforms, Apple and Amazon, were among the top relative detractors during the period. Shares of U.S.-based aerospace and defense company Northrop Grumman were down after a strong year in 2022 on jitters around the upcoming U.S. election in the second half of 2024. Shares of Nike, a U.S.-based manufacturer of athletic apparel, fell over the period due to a sluggish recovery in China, inventory headwinds, and an uncertain macro outlook. At the end of the period, the Portfolio held positions in Northrop Grumman and Nike.

The Portfolio’s overweight exposure to Costco Wholesale and Ecolab, as well as its lack of exposure to benchmark constituents Exxon Mobil, Chevron, Bristol-Myers Squibb and Abbvie were among the top relative contributors during the period. The share price of Costco, a U.S.-based retailer which operates membership warehouse clubs, rose during the period. The company continued to execute, growing both top and bottom lines by increasing volumes and continuously improving customer experience. Shares of Ecolab, a U.S.-based chemical company providing water, hygiene, and infection prevention solutions, ended the period higher on strong pricing momentum and accelerating volumes, as well as continued margin expansion from productivity enhancements. At the end of the period, the Portfolio continued to hold positions in Costco Wholesale and Ecolab.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

As of the end of the period, the Portfolio was most overweight the Industrials and Consumer Staples sectors and most underweight the IT and Communication Services sectors.

Donald J. Kilbride

Peter Fisher

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	7.66	13.12	10.36
Class B	7.38	12.84	10.08
Class E	7.49	12.95	10.19
Russell 1000 Index	26.53	15.52	11.81

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	4.3
UnitedHealth Group, Inc.	3.7
Stryker Corp.	3.5
Honeywell International, Inc.	3.2
Danaher Corp.	3.1
Visa, Inc.- Class A	3.1
Accenture PLC- Class A	3.1
Linde PLC	3.0
Northrop Grumman Corp.	2.9
TJX Cos., Inc.	2.9

Top Sectors

% of Net Assets
Industrials	21.0
Health Care	18.8
Consumer Staples	14.7
Financials	14.5
Information Technology	10.8
Consumer Discretionary	10.5
Materials	5.2
Real Estate	3.3

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.58%	$1,000.00	$1,041.30	$2.98
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B (a)	Actual	0.83%	$1,000.00	$1,040.00	$4.27
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E (a)	Actual	0.73%	$1,000.00	$1,040.90	$3.76
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—8.3%
General Dynamics Corp.	302,138	$78,456,174
Lockheed Martin Corp.	98,924	44,836,314
Northrop Grumman Corp.	193,159	90,425,454
RTX Corp.	518,286	43,608,584

		257,326,526

Air Freight & Logistics—1.8%
United Parcel Service, Inc. - Class B	359,214	56,479,217

Banks—1.1%
PNC Financial Services Group, Inc.	217,035	33,607,870

Beverages—6.8%
Coca-Cola Co.	1,120,037	66,003,781
Diageo PLC	1,840,661	66,842,129
PepsiCo, Inc.	463,142	78,660,037

		211,505,947

Chemicals—5.2%
Ecolab, Inc.	343,046	68,043,174
Linde PLC	225,096	92,449,178

		160,492,352

Consumer Finance—2.6%
American Express Co.	440,345	82,494,232

Consumer Staples Distribution & Retail—2.4%
Costco Wholesale Corp. (a)	113,769	75,096,642

Financial Services—5.9%
Mastercard, Inc. - Class A	202,434	86,340,126
Visa, Inc. - Class A (a)	373,618	97,271,446

		183,611,572

Ground Transportation—5.0%
Canadian National Railway Co. (a)	619,380	77,851,960
Union Pacific Corp.	310,333	76,223,991

		154,075,951

Health Care Equipment & Supplies—7.8%
Abbott Laboratories	692,928	76,270,585
Medtronic PLC	687,961	56,674,227
Stryker Corp.	359,802	107,746,307

		240,691,119

Health Care Providers & Services—3.7%
UnitedHealth Group, Inc.	215,840	113,633,285

Hotels, Restaurants & Leisure—2.9%
McDonald’s Corp.	304,740	90,358,457

Security Description	Shares	Value

Household Products—5.5%
Colgate-Palmolive Co.	1,114,467	$88,834,165
Procter & Gamble Co.	549,901	80,582,492

		169,416,657

Industrial Conglomerates—3.2%
Honeywell International, Inc.	471,739	98,928,386

Insurance—4.8%
Chubb Ltd.	284,810	64,367,060
Marsh & McLennan Cos., Inc.	445,818	84,469,136

		148,836,196

IT Services—3.1%
Accenture PLC - Class A	270,583	94,950,281

Life Sciences Tools & Services—3.1%
Danaher Corp.	420,528	97,284,947

Machinery—1.0%
Deere & Co. (a)	76,903	30,751,203

Pharmaceuticals—4.2%
Johnson & Johnson	449,178	70,404,160
Merck & Co., Inc.	388,639	42,369,424
Pfizer, Inc.	599,314	17,254,250

		130,027,834

Professional Services—1.7%
Automatic Data Processing, Inc.	233,508	54,400,359

Semiconductors & Semiconductor Equipment—2.4%
Texas Instruments, Inc.	432,316	73,692,585

Software—5.4%
Intuit, Inc.	55,185	34,492,280
Microsoft Corp.	353,618	132,974,513

		167,466,793

Specialized REITs—3.3%
American Tower Corp. (a)	258,626	55,832,181
Public Storage	148,610	45,326,050

		101,158,231

Specialty Retail—4.8%
Home Depot, Inc.	171,041	59,274,259
TJX Cos., Inc.	963,278	90,365,109

		149,639,368

Textiles, Apparel & Luxury Goods—2.8%
NIKE, Inc. - Class B (a)	796,635	86,490,662

Total Common Stocks (Cost $2,171,107,075)		3,062,416,672

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino Forest Corp. (b) (c) (d) (Cost $0)	5,844,000	$0

Short-Term Investments—1.2%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $27,321,784; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $27,860,529.	$27,314,197	27,314,197

U.S. Treasury—0.3%
U.S. Treasury Bills 5.140%, 01/25/24 (e)	455,000	453,467
5.310%, 02/29/24 (e)	7,910,000	7,842,913

		8,296,380

Total Short-Term Investments (Cost $35,609,153)		35,610,577

Securities Lending Reinvestments (f)—2.0%

Repurchase Agreement—0.0%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $1,108,773; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $1,130,282.	1,108,120	1,108,120

Time Deposit—0.1%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	2,000,000	2,000,000

Mutual Funds—1.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (g)	12,175,675	12,175,675
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (g)	12,000,000	12,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (g)	12,000,000	12,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (g)	12,000,000	12,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (g)	11,824,325	11,824,325

		60,000,000

Total Securities Lending Reinvestments (Cost $63,108,120)		63,108,120

Total Investments—102.0% (Cost $2,269,824,348)		3,161,135,369
Other assets and liabilities (net)—(2.0)%		(61,349,858)

Net Assets—100.0%		$3,099,785,511

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $210,980,597 and the collateral received consisted of cash in the amount of $63,108,120 and non-cash collateral with a value of $152,817,116. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Other Abbreviations

(REIT)— Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$257,326,526	$—	$—	$257,326,526
Air Freight & Logistics	56,479,217	—	—	56,479,217
Banks	33,607,870	—	—	33,607,870
Beverages	144,663,818	66,842,129	—	211,505,947
Chemicals	160,492,352	—	—	160,492,352
Consumer Finance	82,494,232	—	—	82,494,232
Consumer Staples Distribution & Retail	75,096,642	—	—	75,096,642
Financial Services	183,611,572	—	—	183,611,572
Ground Transportation	154,075,951	—	—	154,075,951
Health Care Equipment & Supplies	240,691,119	—	—	240,691,119
Health Care Providers & Services	113,633,285	—	—	113,633,285
Hotels, Restaurants & Leisure	90,358,457	—	—	90,358,457
Household Products	169,416,657	—	—	169,416,657
Industrial Conglomerates	98,928,386	—	—	98,928,386
Insurance	148,836,196	—	—	148,836,196
IT Services	94,950,281	—	—	94,950,281
Life Sciences Tools & Services	97,284,947	—	—	97,284,947
Machinery	30,751,203	—	—	30,751,203
Pharmaceuticals	130,027,834	—	—	130,027,834
Professional Services	54,400,359	—	—	54,400,359
Semiconductors & Semiconductor Equipment	73,692,585	—	—	73,692,585
Software	167,466,793	—	—	167,466,793
Specialized REITs	101,158,231	—	—	101,158,231
Specialty Retail	149,639,368	—	—	149,639,368
Textiles, Apparel & Luxury Goods	86,490,662	—	—	86,490,662
Total Common Stocks	2,995,574,543	66,842,129	—	3,062,416,672
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	35,610,577	—	35,610,577
Securities Lending Reinvestments
Repurchase Agreement	—	1,108,120	—	1,108,120
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	60,000,000	—	—	60,000,000
Total Securities Lending Reinvestments	60,000,000	3,108,120	—	63,108,120
Total Investments	$3,055,574,543	$105,560,826	$0	$3,161,135,369

Collateral for Securities Loaned (Liability)	$—	$(63,108,120)	$—	$(63,108,120)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)(b)	$3,161,135,369
Receivable for:
Fund shares sold	136,491
Dividends and interest	5,079,634
Prepaid expenses	11,206

Total Assets	3,166,362,700

Liabilities
Due to custodian denominated in foreign currencies (c)	3
Collateral for securities loaned	63,108,120
Payables for:
Fund shares redeemed	1,357,057
Accrued Expenses:
Management fees	1,463,352
Distribution and service fees	194,716
Deferred trustees’ fees	238,055
Other expenses	215,886

Total Liabilities	66,577,189

Net Assets	$3,099,785,511

Net Assets Consist of:
Paid in surplus	$2,060,430,479
Distributable earnings (Accumulated losses)	1,039,355,032

Net Assets	$3,099,785,511

Net Assets
Class A	$1,938,473,932
Class B	577,471,223
Class E	583,840,356
Capital Shares Outstanding*
Class A	67,977,896
Class B	20,751,869
Class E	20,847,343
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.52
Class B	27.83
Class E	28.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,269,824,348.
(b)	Includes securities loaned at value of $210,980,597.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $3.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$60,802,200
Interest	2,072,005
Securities lending income	147,530

Total investment income	63,021,735

Expenses
Management fees	21,899,704
Administration fees	127,736
Custodian and accounting fees	153,518
Distribution and service fees—Class B	1,434,562
Distribution and service fees—Class E	869,563
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	122,905
Insurance	28,676
Miscellaneous	33,852

Total expenses	24,812,366
Less management fee waiver	(4,647,248)
Less broker commission recapture	(2,182)

Net expenses	20,162,936

Net Investment Income	42,858,799

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	107,841,708
Foreign currency transactions	3,776

Net realized gain (loss)	107,845,484

Net change in unrealized appreciation (depreciation) on:
Investments	69,766,777
Foreign currency transactions	1,178

Net change in unrealized appreciation (depreciation)	69,767,955

Net realized and unrealized gain (loss)	177,613,439

Net Increase (Decrease) in Net Assets From Operations	$220,472,238

(a)	Net of foreign withholding taxes of $191,312.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$42,858,799	$44,010,405
Net realized gain (loss)	107,845,484	326,195,573
Net change in unrealized appreciation (depreciation)	69,767,955	(582,155,279)

Increase (decrease) in net assets from operations	220,472,238	(211,949,301)

From Distributions to Shareholders
Class A	(230,770,352)	(412,092,119)
Class B	(69,543,920)	(121,585,608)
Class E	(70,035,182)	(126,579,004)

Total distributions	(370,349,454)	(660,256,731)

Increase (decrease) in net assets from capital share transactions	89,219,065	48,739,274

Total increase (decrease) in net assets	(60,658,151)	(823,466,758)

Net Assets
Beginning of period	3,160,443,662	3,983,910,420

End of period	$3,099,785,511	$3,160,443,662

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,016,680	$29,426,364	854,954	$27,994,700
Reinvestments	8,617,265	230,770,352	14,850,166	412,092,119
Redemptions	(6,836,882)	(191,438,320)	(12,870,892)	(427,755,158)

Net increase (decrease)	2,797,063	$68,758,396	2,834,228	$12,331,661

Class B
Sales	894,002	$25,148,132	1,081,109	$34,540,702
Reinvestments	2,657,391	69,543,920	4,471,703	121,585,608
Redemptions	(2,925,607)	(80,340,878)	(3,922,671)	(128,404,388)

Net increase (decrease)	625,786	$14,351,174	1,630,141	$27,721,922

Class E
Sales	348,068	$9,820,607	307,168	$9,997,053
Reinvestments	2,660,911	70,035,182	4,631,504	126,579,004
Redemptions	(2,650,464)	(73,746,294)	(3,866,190)	(127,890,366)

Net increase (decrease)	358,515	$6,109,495	1,072,482	$8,685,691

Increase (decrease) derived from capital shares transactions		$89,219,065		$48,739,274

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.09	$39.97	$34.36	$35.51	$30.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.42	0.45	0.47	0.49	0.52
Net realized and unrealized gain (loss)	1.64	(3.09)	7.60	2.66	8.43

Total income (loss) from investment operations	2.06	(2.64)	8.07	3.15	8.95

Less Distributions
Distributions from net investment income	(0.43)	(0.54)	(0.53)	(0.56)	(0.57)
Distributions from net realized capital gains	(3.20)	(6.70)	(1.93)	(3.74)	(2.88)

Total distributions	(3.63)	(7.24)	(2.46)	(4.30)	(3.45)

Net Asset Value, End of Period	$28.52	$30.09	$39.97	$34.36	$35.51

Total Return (%) (b)	7.66	(5.08)	24.43	11.27	30.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.72	0.73	0.72
Net ratio of expenses to average net assets (%) (c) (d)	0.58	0.58	0.57	0.58	0.58
Ratio of net investment income (loss) to average net assets (%)	1.47	1.37	1.27	1.53	1.54
Portfolio turnover rate (%)	9	10	15	15	16
Net assets, end of period (in millions)	$1,938.5	$1,961.3	$2,492.0	$2,492.1	$2,457.8

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$29.44	$39.25	$33.79	$34.99	$29.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.36	0.37	0.41	0.43
Net realized and unrealized gain (loss)	1.60	(3.03)	7.47	2.60	8.32

Total income (loss) from investment operations	1.94	(2.67)	7.84	3.01	8.75

Less Distributions
Distributions from net investment income	(0.35)	(0.44)	(0.45)	(0.47)	(0.48)
Distributions from net realized capital gains	(3.20)	(6.70)	(1.93)	(3.74)	(2.88)

Total distributions	(3.55)	(7.14)	(2.38)	(4.21)	(3.36)

Net Asset Value, End of Period	$27.83	$29.44	$39.25	$33.79	$34.99

Total Return (%) (b)	7.38	(5.31)	24.11	10.97	30.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	0.97	0.98	0.97
Net ratio of expenses to average net assets (%) (c) (d)	0.83	0.83	0.82	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	1.22	1.12	1.02	1.28	1.29
Portfolio turnover rate (%)	9	10	15	15	16
Net assets, end of period (in millions)	$577.5	$592.5	$726.0	$679.8	$681.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$29.61	$39.44	$33.94	$35.13	$29.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.37	0.40	0.41	0.44	0.46
Net realized and unrealized gain (loss)	1.61	(3.05)	7.50	2.62	8.36

Total income (loss) from investment operations	1.98	(2.65)	7.91	3.06	8.82

Less Distributions
Distributions from net investment income	(0.38)	(0.48)	(0.48)	(0.51)	(0.52)
Distributions from net realized capital gains	(3.20)	(6.70)	(1.93)	(3.74)	(2.88)

Total distributions	(3.58)	(7.18)	(2.41)	(4.25)	(3.40)

Net Asset Value, End of Period	$28.01	$29.61	$39.44	$33.94	$35.13

Total Return (%) (b)	7.49	(5.21)	24.23	11.08	30.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88	0.87	0.88	0.87
Net ratio of expenses to average net assets (%) (c) (d)	0.73	0.73	0.72	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	1.32	1.22	1.12	1.38	1.39
Portfolio turnover rate (%)	9	10	15	15	16
Net assets, end of period (in millions)	$583.8	$606.6	$765.8	$712.8	$717.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2023 through 2019. (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income — Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders — The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Due to Custodian — Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $3 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $27,314,197. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,108,120. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$259,589,801	$0	$470,045,590

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$21,899,704	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 were $3,768,659 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $878,589 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,271,975,347

Gross unrealized appreciation	908,597,255
Gross unrealized (depreciation)	(19,437,233)

Net unrealized appreciation (depreciation)	$889,160,022

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$42,047,165	$53,836,793	$328,302,289	$606,419,938	$370,349,454	$660,256,731

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,611,732	$108,819,562	$889,161,793	$—	$1,039,593,087

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Brighthouse/Wellington Core Equity Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Wellington Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-and three-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Universe median, the Expense Group median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-24

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 18.00%, 17.73%, 17.88%, and 17.84%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 25.87%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose sharply, scaling a wall of worry on better-than-expected growth and inflation data. The Gross Domestic Product (“GDP”) growth was revised higher through the year on robust consumer spending, while multiple inflation indicators posted their lowest annual increase in over two years.

The year began on an upbeat note – inflation appeared to be subsiding, and many wagered that the U.S. Federal Reserve (the “Fed”) would transition from monetary tightening to cutting rates by year-end. Growth stocks rallied, with the Nasdaq® composite posting its best start since 2001. Midway through the period, the markets got a boost from a surge in Artificial Intelligence (“AI”) spending and positive GDP revisions that helped overcome a regional banking crisis and a downward trend in leading economic indicators. Beginning in September, a sudden spike in interest rates that drove the 10-year bond yield from approximately 4% to almost 5% in four weeks rattled the markets, bringing the rally to a screeching halt. Then, interest rate expectations fell in the final two months of the year as the Fed confirmed its pivot toward rate cuts and the U.S. deficit concerns eased on a smaller-than-expected U.S. Treasury debt issuance, leading to a brisk market rally that powered the Russell Midcap Growth Index (the “Index”) to a 25.87% annual gain.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index during the 12-month period ending December 31, 2023. At the end of August, the Portfolio trailed the Index by approximately 57 basis points and was within striking distance of catching up. Then, the steep rise in interest rates beginning in September and the ensuing volatility impacted the Portfolio’s holdings in multiple sectors, leading to its underperformance. The headwinds broadly fell into three categories: (1) holdings sensitive to high-interest rates, including companies with high debt, companies leveraged to consumer lending such as credit bureaus, and those exposed to capital-intensive projects such as solar equipment suppliers and developers; (2) holdings exposed to glucagon-like peptide 1 (“GLP-1”) weight loss drugs, such as medical equipment suppliers serving diabetes and sleep apnea markets, which were deemed adversely impacted by the GLP-1 drugs, and (3) holdings exposed to labor disruptions, including auto suppliers and media companies that saw work stoppages due to worker strikes.

Sector allocation was modestly negative due to the Portfolio’s underweight position on an intra-period basis in the top two performing sectors, Information Technology (“IT”) and Communication Services. An overweight position in Financials was another detractor, offset partially by the collective underweight position in Energy and Consumer Staples.

Stock selection was most challenging in Consumer Discretionary, followed by IT and Health Care, while Energy and Materials were the primary contributors. Several themes drove the Portfolio’s underperformance during the period. First, the renewable energy exposure detracted approximately 350 basis points. Our solar companies, such as SolarEdge Technologies, Array Technologies, and MasTec, underperformed due to the rising cost of capital and policy delays that led to project pushouts. Similarly, our electric vehicle (“EV”) components and materials suppliers, such as Wolfspeed and Albemarle, were affected by slowing EV adoption and falling material prices, partly due to adverse policy changes in China. Second, the Portfolio’s Consumer Discretionary and Staples key holdings detracted approximately 280 basis points. Increasing economic pressure on low-income consumers impacted the profitability of Dollar General, while higher interest rates slowed store growth at Planet Fitness. Media conglomerate Warner Bros. Discovery suffered from low advertising spend and workers’ strikes, and after-market auto parts supplier Advance Auto Parts fell due to intensifying competitive pressure. Third, despite favorable stock selection, the Portfolio’s underweight position in the top-performing software industry subtracted 180 basis points from our relative performance.

Other major detractors included SVB Financial Group and BILL Holdings. The regulators shut down SVB as the company’s efforts to strengthen its balance sheet triggered a run on its bank. We sold our stake in the Portfolio at an average price of $162 per share before the bank ceased operations. BILL, a payment software provider to small businesses, slashed its growth outlook as customers cut spending and suppliers shunned virtual card acceptance to save transaction costs.

Energy was the largest contributor to stock selection as Permian Resources and SM Energy exceeded production targets while controlling capital expenditure due to improved efficiency. Both companies increased the capital returns to shareholders. ATI, a manufacturer of specialty alloys, was the largest contributor in Materials on strong earnings rebound as the company benefited from an upswing in the aerospace cycle. ATI signed favorable long-term supply contracts with customers because it can reliably supply high-grade titanium and other critical elements in light of a structural shortage due to the Russia-Ukraine war. Cement and wallboard manufacturer Eagle Materials substantially increased its earnings per share despite a slowdown in single-family residential construction. The company raised prices in a supply-constrained environment due to robust demand from infrastructure projects and multi-family residential buildouts.

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

Notable contributors in Industrials included XPO and Builders FirstSource. XPO focuses on the less-than-truckload market and is on a multi-year mission to narrow the profitability gap versus market-leading operators. Its strategy was boosted when it hired away the chief operating officer from the best-in-class competitor to strengthen its management team further. Subsequently, XPO’s quarterly earnings outpaced investors’ expectations as the company displayed impressive pricing discipline in a challenging demand environment. Builders FirstSource, a building materials supplier, exceeded earnings forecast on higher-than-anticipated profitability due to an improving product mix and an aggressive share repurchase program. The company bought back a fourth of its outstanding shares over the past year without sacrificing its ability to grow organically and make strategic acquisitions. Six out of the top ten contributors came from IT. Security software providers Palo Alto Networks and CrowdStrike Holdings continued to gain share amid resilient security demand and customers’ push toward vendor consolidation. Semiconductor suppliers Monolithic Power Systems and Lam Research benefited from the emerging AI buildout and strong competitive positioning. Consumer credit analytics provider Fair Issac exceeded investors’ expectations on strong pricing power in its FICO scores business and robust demand for its fraud detection software. Marketing and sales software provider HubSpot accelerated customer acquisition on new product introductions and pricing investments.

During the period, we reduced exposure to Consumer Discretionary and Financials due to the cumulative effect of monetary tightening, dwindling savings, and high-interest rates, while valuation concerns led to reductions in IT. Conversely, we added Industrials and Materials holdings that benefit from improved pricing power. Our recent Real Estate purchases aim to exploit the depressed investor sentiment in the sector and the potential future disruptions in the U.S. housing market. In Health Care, we consolidated our positions and added to our medical equipment companies serving diabetes and sleep apnea following the dramatic selloff on the potential impact of GLP-1 weight loss drugs. At period-end, the Portfolio had underweight positions relative to the benchmark in the consumer-related sectors and Communication Services while remaining overweight in Health Care and Materials.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	18.00	11.26	9.28
Class B	17.73	10.99	9.01
Class D	17.88	11.15	9.17
Class E	17.84	11.09	9.11
Russell Midcap Growth Index	25.87	13.82	10.57

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Information Technology	23.8
Health Care	21.3
Industrials	20.3
Consumer Discretionary	12.2
Financials	9.8
Energy	3.7
Materials	3.4
Communication Services	2.7
Real Estate	1.2
Consumer Staples	1.1

Top Holdings

% of Net Assets
Apollo Global Management, Inc.	2.7
XPO, Inc.	2.6
Veeva Systems, Inc.- Class A	2.6
KBR, Inc.	2.5
Crowdstrike Holdings, Inc.- Class A	2.4
Monolithic Power Systems, Inc.	2.2
Builders FirstSource, Inc.	2.2
DexCom, Inc.	2.2
Inspire Medical Systems, Inc.	2.2
KKR & Co., Inc.	2.1

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.71%	$1,000.00	$1,031.60	$3.64
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,030.20	$4.91
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class D (a)	Actual	0.81%	$1,000.00	$1,030.90	$4.15
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.86%	$1,000.00	$1,031.00	$4.40
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
BWX Technologies, Inc.	190,578	$14,623,050
L3Harris Technologies, Inc.	49,731	10,474,343

		25,097,393

Automobile Components—0.6%
BorgWarner, Inc.	174,083	6,240,876

Biotechnology—2.4%
BioMarin Pharmaceutical, Inc. (a)	58,615	5,651,658
Exact Sciences Corp. (a)	96,605	7,146,838
Natera, Inc. (a)	191,379	11,987,981

		24,786,477

Building Products—2.2%
Builders FirstSource, Inc. (a)	138,329	23,092,643

Capital Markets—4.9%
Carlyle Group, Inc. (b)	141,466	5,756,251
KKR & Co., Inc.	266,468	22,076,874
Moody’s Corp. (b)	15,802	6,171,629
MSCI, Inc.	23,121	13,078,394
Nasdaq, Inc.	77,390	4,499,455

		51,582,603

Chemicals—0.2%
Albemarle Corp. (b)	15,938	2,302,722

Commercial Services & Supplies—1.2%
Cintas Corp.	14,045	8,464,360
Waste Connections, Inc.	28,358	4,232,998

		12,697,358

Communications Equipment—1.4%
Arista Networks, Inc. (a)	64,247	15,130,811

Construction & Engineering—1.7%
MasTec, Inc. (a) (b)	58,629	4,439,388
Quanta Services, Inc. (b)	60,339	13,021,156

		17,460,544

Construction Materials—1.5%
Eagle Materials, Inc. (b)	78,313	15,885,009

Consumer Staples Distribution & Retail—1.1%
Dollar General Corp.	85,345	11,602,653

Diversified Consumer Services—1.1%
Bright Horizons Family Solutions, Inc. (a) (b)	118,407	11,158,676

Electrical Equipment—1.1%
Array Technologies, Inc. (a) (b)	666,036	11,189,405

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp. - Class A	89,395	8,861,726

Financial Services—4.0%
Apollo Global Management, Inc.	303,756	28,307,022
Global Payments, Inc.	106,376	13,509,752

		41,816,774

Ground Transportation—4.1%
J.B. Hunt Transport Services, Inc.	43,887	8,765,989
Knight-Swift Transportation Holdings, Inc.	128,426	7,403,759
XPO, Inc. (a) (b)	308,912	27,057,602

		43,227,350

Health Care Equipment & Supplies—11.7%
Alcon, Inc.	145,356	11,355,211
Align Technology, Inc. (a) (b)	25,728	7,049,472
DexCom, Inc. (a) (b)	185,500	23,018,695
GE HealthCare Technologies, Inc. (a) (b)	50,557	3,909,067
Hologic, Inc. (a)	184,560	13,186,812
IDEXX Laboratories, Inc. (a)	38,265	21,238,988
Inspire Medical Systems, Inc. (a) (b)	112,350	22,855,360
STERIS PLC (b)	64,934	14,275,740
Teleflex, Inc. (b)	21,537	5,370,036

		122,259,381

Health Care Providers & Services—1.1%
Humana, Inc.	25,402	11,629,290

Health Care Technology — 2.6%
Veeva Systems, Inc. - Class A (a)	139,297	26,817,458

Hotels, Restaurants & Leisure — 4.8%
Boyd Gaming Corp.	153,111	9,586,280
Caesars Entertainment, Inc. (a)	190,857	8,947,376
Chipotle Mexican Grill, Inc. (a)	6,202	14,183,726
Domino’s Pizza, Inc.	32,108	13,235,881
Planet Fitness, Inc. - Class A (a) (b)	64,378	4,699,594

		50,652,857

Industrial REITs—0.7%
First Industrial Realty Trust, Inc. (b)	128,884	6,788,320

Insurance—0.9%
Aon PLC - Class A	33,574	9,770,706

Interactive Media & Services—1.3%
Pinterest, Inc. - Class A (a)	374,958	13,888,444

IT Services—6.4%
Cognizant Technology Solutions Corp. - Class A	229,319	17,320,464
EPAM Systems, Inc. (a)	69,022	20,523,001
Gartner, Inc. (a)	14,496	6,539,291
MongoDB, Inc. (a) (b)	40,589	16,594,813
Twilio, Inc. - Class A (a)	75,158	5,702,237

		66,679,806

Leisure Products — 1.5%
Mattel, Inc. (a) (b)	839,237	15,844,795

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services — 3.6%
Agilent Technologies, Inc.	132,868	$18,472,638
IQVIA Holdings, Inc. (a)(b)	42,923	9,931,524
Mettler-Toledo International, Inc. (a)	7,985	9,685,485

		38,089,647

Machinery — 0.5%
Stanley Black & Decker, Inc.	53,402	5,238,736

Media — 1.4%
Trade Desk, Inc. - Class A (a) (b)	199,360	14,345,946

Metals & Mining — 1.6%
ATI, Inc. (a) (b)	374,949	17,048,931

Oil, Gas & Consumable Fuels — 3.7%
Coterra Energy, Inc.	439,523	11,216,627
Permian Resources Corp. (b)	999,317	13,590,711
SM Energy Co. (b)	356,463	13,802,248

		38,609,586

Professional Services — 4.3%
Equifax, Inc.	45,114	11,156,241
KBR, Inc. (b)	467,828	25,922,349
TransUnion	108,066	7,425,215

		44,503,805

Real Estate Management & Development — 0.6%
CoStar Group, Inc. (a)	71,608	6,257,823

Semiconductors & Semiconductor Equipment — 6.0%
KLA Corp.	15,411	8,958,414
Lam Research Corp.	9,239	7,236,539
Marvell Technology, Inc.	275,319	16,604,489
Microchip Technology, Inc.	73,767	6,652,308
Monolithic Power Systems, Inc. (b)	37,305	23,531,248

		62,982,998

Software — 9.1%
BILL Holdings, Inc. (a) (b)	35,121	2,865,522
CrowdStrike Holdings, Inc. - Class A (a)	96,482	24,633,784
Fair Isaac Corp. (a)	17,292	20,128,061
Guidewire Software, Inc. (a) (b)	156,097	17,020,817
HubSpot, Inc. (a)	25,156	14,604,064
Palantir Technologies, Inc. - Class A (a) (b)	218,170	3,745,979
Palo Alto Networks, Inc. (a)	42,326	12,481,091

		95,479,318

Specialty Retail — 4.2%
Burlington Stores, Inc. (a) (b)	73,222	14,240,215
Lithia Motors, Inc. (b)	26,743	8,805,935
Ross Stores, Inc.	115,629	16,001,897
Tractor Supply Co. (b)	24,557	5,280,492

		44,328,539

Trading Companies & Distributors—2.9%
Beacon Roofing Supply, Inc. (a)	180,682	15,722,948
FTAI Aviation Ltd.	323,676	15,018,566

		30,741,514

Total Common Stocks (Cost $893,431,911)		1,044,090,920

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $6,923,220; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $7,059,792.	6,921,298	6,921,298

Total Short-Term Investments (Cost $6,921,298)		6,921,298

Securities Lending Reinvestments (c) — 14.7%

Certificates of Deposit — 1.5%
Mitsubishi UFJ Trust & Banking Corp.
Zero Coupon, 03/13/24	3,000,000	2,966,460
Mizuho Bank Ltd.
5.790%, SOFR + 0.400%, 04/18/24 (d)	2,000,000	2,000,906
MUFG Bank Ltd. (London)
Zero Coupon, 06/04/24	1,000,000	976,630
Royal Bank of Canada
5.880%, FEDEFF PRV + 0.550%, 09/20/24 (d)	3,000,000	3,001,860
Standard Chartered Bank
5.790%, SOFR + 0.390%, 04/19/24 (d)	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp.
5.860%, SOFR + 0.460%, 01/11/24 (d)	2,000,000	2,000,246
Sumitomo Mitsui Trust Bank Ltd.
5.800%, SOFR + 0.400%, 04/24/24 (d)	2,000,000	2,001,190
Westpac Banking Corp.
5.950%, SOFR + 0.550%, 10/11/24 (d)	2,000,000	2,002,478

		15,949,770

Commercial Paper — 0.4%
Australia & New Zealand Banking Group Ltd.
5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (d)	1,000,000	1,000,224
Old Line Funding LLC 5.560%, 02/09/24	2,000,000	1,987,044

		3,970,606

Repurchase Agreements — 8.3%
Bank of Nova Scotia
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $17,010,294; collateralized by various Common Stock with an aggregate market value of $18,934,528	17,000,000	17,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,001,777; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,061,678.	3,000,000	$3,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,341,337; collateralized by various Common Stock with an aggregate market value of $2,608,571.	2,339,920	2,339,920
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $5,002,992; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $5,099,992.	4,999,992	4,999,992
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $7,038,247; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $7,140,007.	7,000,000	7,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $11,610,286; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $11,835,522.	11,603,453	11,603,453
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $18,019,075; collateralized by various Common Stock with an aggregate market value of $20,087,806.	18,000,000	18,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $18,711,532; collateralized by various Common Stock with an aggregate market value of $20,869,463.	18,700,000	18,700,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,601,540; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $2,657,890.	2,600,000	2,600,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,300,770; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,326,000.	1,300,000	1,300,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $700,429; collateralized by various Common Stock with an aggregate market value of $779,193.	700,000	700,000

		87,243,365

Time Deposits—1.0%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	4,000,000	4,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (d)	1,000,000	1,000,000
Nordea Bank Abp 5.300%, 01/02/24	5,000,000	5,000,000

		10,000,000

Mutual Funds—3.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (e)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (e)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (e)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (e)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (e)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (e)	4,000,000	4,000,000

		37,000,000

Total Securities Lending Reinvestments (Cost $154,157,447)		154,163,741

Total Investments—115.0% (Cost $1,054,510,656)		1,205,175,959
Other assets and liabilities (net)—(15.0)%		(157,149,501)

Net Assets—100.0%		$1,048,026,458

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $182,700,989 and the collateral received consisted of cash in the amount of $154,072,749 and non-cash collateral with a value of $36,036,267. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset-and mortgage-backed

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations
(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,044,090,920	$—	$—	$1,044,090,920
Total Short-Term Investment*	—	6,921,298	—	6,921,298
Securities Lending Reinvestments
Certificates of Deposit	—	15,949,770	—	15,949,770
Commercial Paper	—	3,970,606	—	3,970,606
Repurchase Agreements	—	87,243,365	—	87,243,365
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	37,000,000	—	—	37,000,000
Total Securities Lending Reinvestments	37,000,000	117,163,741	—	154,163,741
Total Investments	$1,081,090,920	$124,085,039	$—	$1,205,175,959

Collateral for Securities Loaned (Liability)	$—	$(154,072,749)	$—	$(154,072,749)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,205,175,959
Receivable for:
Investments sold	1,866,372
Fund shares sold	119,852
Dividends and interest	214,583
Prepaid expenses	3,775

Total Assets	1,207,380,541

Liabilities
Collateral for securities loaned	154,072,749
Payables for:
Investments purchased	1,773,740
Fund shares redeemed	2,574,148
Accrued Expenses:
Management fees	583,901
Distribution and service fees	36,114
Deferred trustees’ fees	192,719
Other expenses	120,712

Total Liabilities	159,354,083

Net Assets	$1,048,026,458

Net Assets Consist of:
Paid in surplus	$966,261,536
Distributable earnings (Accumulated losses)	81,764,922

Net Assets	$1,048,026,458

Net Assets
Class A	$825,558,549
Class B	140,634,709
Class D	74,581,042
Class E	7,252,158
Capital Shares Outstanding*
Class A	32,874,678
Class B	7,485,478
Class D	3,150,529
Class E	311,933
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$25.11
Class B	18.79
Class D	23.67
Class E	23.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $182,700,989.
(b)	Identified cost of investments was $1,054,510,656.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$6,055,702
Interest	249,183
Securities lending income	334,773

Total investment income	6,639,658

Expenses
Management fees	7,313,988
Administration fees	52,542
Custodian and accounting fees	69,196
Distribution and service fees—Class B	333,554
Distribution and service fees—Class D	70,154
Distribution and service fees—Class E	10,578
Audit and tax services	49,026
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	72,054
Insurance	8,937
Miscellaneous	19,823

Total expenses	8,092,675
Less management fee waiver	(528,072)
Less broker commission recapture	(55,701)

Net expenses	7,508,902

Net Investment Loss	(869,244)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(19,236,234)
Foreign currency transactions	(3,698)

Net realized gain (loss)	(19,239,932)

Net change in unrealized appreciation on investments	188,253,888

Net realized and unrealized gain (loss)	169,013,956

Net Increase (Decrease) in Net Assets From Operations	$168,144,712

(a)	Net of foreign withholding taxes of $19,294.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(869,244)	$(1,331,954)
Net realized gain (loss)	(19,239,932)	(45,211,240)
Net change in unrealized appreciation (depreciation)	188,253,888	(355,531,666)

Increase (decrease) in net assets from operations	168,144,712	(402,074,860)

From Distributions to Shareholders
Class A	0	(248,481,947)
Class B	0	(50,426,272)
Class D	0	(22,792,054)
Class E	0	(2,460,063)
From return of capital
Class A	0	(266,232)
Class B	0	(54,029)
Class D	0	(24,420)
Class E	0	(2,636)

Total distributions	0	(324,507,653)

Increase (decrease) in net assets from capital share transactions	(97,833,269)	258,788,226

Total increase (decrease) in net assets	70,311,443	(467,794,287)

Net Assets
Beginning of period	977,715,015	1,445,509,302

End of period	$1,048,026,458	$977,715,015

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	216,794	$4,963,276	500,507	$15,557,949
Reinvestments	0	0	12,187,564	248,748,179
Redemptions	(3,741,680)	(87,300,033)	(2,400,743)	(65,773,641)

Net increase (decrease)	(3,524,886)	$(82,336,757)	10,287,328	$198,532,487

Class B
Sales	456,919	$7,865,688	590,406	$14,106,289
Reinvestments	0	0	3,292,909	50,480,301
Redemptions	(1,006,423)	(17,534,244)	(1,031,407)	(21,285,257)

Net increase (decrease)	(549,504)	$(9,668,556)	2,851,908	$43,301,333

Class D
Sales	164,038	$3,619,059	78,349	$2,061,273
Reinvestments	0	0	1,184,041	22,816,474
Redemptions	(393,342)	(8,576,555)	(345,862)	(9,369,681)

Net increase (decrease)	(229,304)	$(4,957,496)	916,528	$15,508,066

Class E
Sales	13,965	$311,837	16,491	$411,030
Reinvestments	0	0	130,026	2,462,699
Redemptions	(55,161)	(1,182,297)	(58,293)	(1,427,389)

Net increase (decrease)	(41,196)	$(870,460)	88,224	$1,446,340

Increase (decrease) derived from capital shares transactions		$(97,833,269)		$258,788,226

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.28	$43.74	$44.02	$37.70	$32.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.02)	(0.18)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	3.84	(12.71)	6.16	10.57	10.30

Total income (loss) from investment operations	3.83	(12.73)	5.98	10.53	10.29

Less Distributions
Distributions from net realized capital gains	0.00	(9.72)	(6.26)	(4.21)	(5.04)
Distributions from return of capital	0.00	(0.01)	0.00	0.00	0.00

Total distributions	0.00	(9.73)	(6.26)	(4.21)	(5.04)

Net Asset Value, End of Period	$25.11	$21.28	$43.74	$44.02	$37.70

Total Return (%) (b)	18.00	(28.15)	14.68	31.70	33.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.73	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.71	0.70	0.71	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.05)	(0.08)	(0.40)	(0.10)	(0.02)
Portfolio turnover rate (%)	71	47	55	64	60
Net assets, end of period (in millions)	$825.6	$774.6	$1,142.1	$1,114.0	$955.7

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.96	$36.41	$37.72	$32.99	$28.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.07)	(0.24)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	2.88	(10.65)	5.19	9.05	9.15

Total income (loss) from investment operations	2.83	(10.72)	4.95	8.94	9.06

Less Distributions
Distributions from net realized capital gains	0.00	(9.72)	(6.26)	(4.21)	(5.04)
Distributions from return of capital	0.00	(0.01)	0.00	0.00	0.00

Total distributions	0.00	(9.73)	(6.26)	(4.21)	(5.04)

Net Asset Value, End of Period	$18.79	$15.96	$36.41	$37.72	$32.99

Total Return (%) (b)	17.73	(28.33)	14.38	31.38	32.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	0.98	1.00	1.00
Net ratio of expenses to average net assets (%) (c)	0.96	0.95	0.96	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.30)	(0.33)	(0.65)	(0.35)	(0.27)
Portfolio turnover rate (%)	71	47	55	64	60
Net assets, end of period (in millions)	$140.6	$128.2	$188.7	$188.5	$164.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.08	$42.10	$42.64	$36.68	$31.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.05)	(0.21)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	3.62	(12.24)	5.93	10.24	10.05

Total income (loss) from investment operations	3.59	(12.29)	5.72	10.17	10.01

Less Distributions
Distributions from net realized capital gains	0.00	(9.72)	(6.26)	(4.21)	(5.04)
Distributions from return of capital	0.00	(0.01)	0.00	0.00	0.00

Total distributions	0.00	(9.73)	(6.26)	(4.21)	(5.04)

Net Asset Value, End of Period	$23.67	$20.08	$42.10	$42.64	$36.68

Total Return (%) (b)	17.88	(28.21)	14.54	31.59	33.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.83	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.81	0.80	0.81	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.14)	(0.18)	(0.50)	(0.20)	(0.12)
Portfolio turnover rate (%)	71	47	55	64	60
Net assets, end of period (in millions)	$74.6	$67.9	$103.7	$99.8	$85.6

	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.73	$41.63	$42.25	$36.40	$31.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.06)	(0.23)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	3.56	(12.11)	5.87	10.15	9.98

Total income (loss) from investment operations	3.52	(12.17)	5.64	10.06	9.92

Less Distributions
Distributions from net realized capital gains	0.00	(9.72)	(6.26)	(4.21)	(5.04)
Distributions from return of capital	0.00	(0.01)	0.00	0.00	0.00

Total distributions	0.00	(9.73)	(6.26)	(4.21)	(5.04)

Net Asset Value, End of Period	$23.25	$19.73	$41.63	$42.25	$36.40

Total Return (%) (b)	17.84	(28.25)	14.48	31.53	32.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.88	0.90	0.90
Net ratio of expenses to average net assets (%) (c)	0.86	0.85	0.86	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.19)	(0.23)	(0.55)	(0.25)	(0.17)
Portfolio turnover rate (%)	71	47	55	64	60
Net assets, end of period (in millions)	$7.3	$7.0	$11.0	$11.4	$10.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $6,921,298. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $87,243,365. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$712,018,281	$0	$809,291,904

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$7,313,988	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	Over $1 billion and less than $1.15 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,068,159,641

Gross unrealized appreciation	172,394,233
Gross unrealized (depreciation)	(35,377,915)

Net unrealized appreciation (depreciation)	$137,016,318

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$—	$54,868,580	$—	$269,291,756	$—	$347,317	$—	$324,507,653

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$2,213,750	$—	$137,016,318	$(57,272,427)	$81,957,641

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $57,272,427.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Frontier Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontier Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-22

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio performed equal to the median of its Performance Universe for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe for the three-and five-year periods ended June 30, 2023. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-and three-year periods ended June 30, 2023 and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into

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Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Jennison Growth Portfolio returned 53.26%, 52.86%, and 53.11%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 42.68%.

MARKET ENVIRONMENT / CONDITIONS

Equities rose strongly in 2023, led by gains in growth stocks, especially technology companies. The past year was dominated by the U.S. Federal Reserve’s (the “Fed”) historic campaign of interest rate hikes. The success of this effort to lower inflation, along with clearing of the supply chain, resilient consumer spending, and most importantly healthy earnings, helped drive market performance.

Throughout 2023, many investors anticipated a significantly greater economic slowdown and possible recession that, ultimately, failed to transpire. The Fed’s expeditious steps following the failure of three major U.S. banks in March provided stability and calm, resulting in a remarkably short-lived period of unease. The ongoing war in Ukraine and the tragedy in Israel and resulting conflict in Gaza have not led to the typical reaction in energy markets. Indeed, the price of energy has declined since October, in-line with reduced demand trends and abundant supply.

Volatility in capital markets reflected economic and geopolitical realities in different ways throughout the year. The federal funds target rate, which started the year at a range of 4.25% to 4.50%, reached a peak of 5.25% to 5.50% in July and remained at that level through year-end. Meanwhile, the 10-year U.S. Treasury yield peaked at just under 5.00% in late October before declining back to where it began the year, at roughly 3.80%, to close out 2023. Markets rallied in December after the Fed stated inflation had cooled and additional rate increases appeared unnecessary.

The grudging pace of the U.S. economic slowdown might be the biggest surprise of the year. Consumer resiliency in the face of geopolitical and macroeconomic turbulence was the primary reason, reflecting low unemployment, balance sheet strength, and rising financial asset prices. Uncertainty about the economy’s ability to avoid a recession remains a focus entering 2024. As of year-end, the easing pace of inflation, along with lower borrowing costs, are new tailwinds to activity. Wage rates, one of the last contrary indicators, are no longer rising and, in some cases, entry level pay is now below the pandemic peak. Finally, corporate profits broadly have favorably weathered the post pandemic period despite the demand pull forward and supply chain disruptions.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index (the “Index”), during the reporting period, driven by stock selection in the Information Technology (“IT”), Consumer Staples, and Industrials sectors.

In 2022, recognizing a rise in inflation and discount rates, and a commensurate decline in risk tolerance, we reduced or eliminated positions in companies with minimal free cash flows and very high valuations, as well as in companies that benefited disproportionately from pandemic demand. At the same time, we maintained investments in companies that we believed had strong fundamentals. In 2023, many of these stocks posted strong returns for the Portfolio. This price appreciation benefited from the depressed nature of valuations at the start of the year as well as from early indications that near- and medium-term revenue and profit expectations for numerous companies were beginning to improve.

Early in the year, we added to our already significant position in Nvidia. Key to our thesis has been that the data center was still very early in the adoption of accelerated compute, a market that Nvidia dominates. This thesis was borne out in the past year as a broadening set of consumer internet customers adopted Nvidia platforms for large language models (“LLMs”), recommendation systems, and generative artificial intelligence (“AI”). Nvidia’s graphics processing units have become essential for the training of LLMs as well as for the inferencing abilities that the models, once trained, can deliver.

Several other technology and internet holdings contributed to the Portfolio’s strong relative performance. Many of these companies were boosted by prospects from generative AI, such as Adobe, which launched four new generative AI products, and Meta Platforms, which outlined its broader generative AI strategy that should in our view help sustain engagement growth and new monetization opportunities. Other technology companies benefited from the rising demand for cybersecurity, such as CrowdStrike. Broadcom was another strong contributor as demand for their connectivity products covers multiple facets of technology, including data centers, mobile, AI, cybersecurity, and gaming.

Positions outside of technology also added to relative returns. Uber continued to enjoy accelerating bookings as well as growth in both mobility and delivery. Salesforce demonstrated strength across Mulesoft, Sales Cloud, Service Cloud, and multi-cloud deals, despite a murky economic backdrop. MercadoLibre (Uruguay) reported strong quarterly results that exceeded expectations, with all key geographies demonstrating stronger growth.

Relative performance was negatively impacted by Adyen (Netherlands), which was sold on a significant slowdown in growth in the increasingly competitive U.S. market for omnichannel payments solutions. Another detractor was Danaher, due to higher-than-normal customer inventory levels, lower levels of demand post COVID-19, and the resulting lower expected revenue and profit growth rates. The position was eliminated from the Portfolio. LVMH’s (France) results were somewhat disappointing, driven by foreign exchange factors and weak performance in wine and spirits, especially in the U.S.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

Additionally, Microsoft outperformed the Index during the period, gaining market share across multiple product categories and benefiting from its AI positioning. The stock represented more than 10% of the Index at year-end. While it remains a top position in the Portfolio, reflecting our high conviction, we were underweight for diversification purposes. This position was a drag on relative performance during the period.

The Portfolio was built to seek to incorporate secular growth opportunities that drive earnings and revenue increases ahead of the Index over a long-term investment time horizon. At the same time, a greater portion of this potential is now reflected in higher levels of valuation following 2023. Recognizing this, we made modest adjustments to the size of some of our larger holdings following strong gains in November and December. At year-end, the Portfolio was overweight Consumer Discretionary and underweight IT relative to the Index.

Kathleen A. McCarragher

Michael A. Del Balso

Blair A. Boyer

Natasha Kuhlkin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	53.26	17.98	14.32
Class B	52.86	17.69	14.03
Class E	53.11	17.81	14.15
Russell 1000 Growth Index	42.68	19.50	14.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings
% of Net Assets
Microsoft Corp.	8.3
Amazon.com, Inc.	7.8
NVIDIA Corp.	6.1
Apple, Inc.	4.8
Tesla, Inc.	3.9
Advanced Micro Devices, Inc.	3.8
Meta Platforms, Inc. - Class A	3.6
Eli Lilly & Co.	3.4
Visa, Inc. - Class A	3.0
Broadcom, Inc.	2.9

Top Sectors
% of Net Assets
Information Technology	39.8
Consumer Discretionary	23.8
Communication Services	11.3
Health Care	10.9
Financials	6.7
Consumer Staples	3.2
Industrials	2.8
Real Estate	1.1

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.55%	$1,000.00	$1,123.00	$2.94
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B (a)	Actual	0.80%	$1,000.00	$1,121.00	$4.28
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class E (a)	Actual	0.70%	$1,000.00	$1,121.70	$3.74
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Jennison Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Boeing Co. (a)	102,856	$26,810,445

Automobile Components—0.3%
Mobileye Global, Inc. - Class A (a) (b)	175,568	7,605,606

Automobiles—3.9%
Tesla, Inc. (a)	414,350	102,957,688

Biotechnology—1.3%
Vertex Pharmaceuticals, Inc. (a)	88,122	35,855,961

Broadline Retail—10.0%
Amazon.com, Inc. (a)	1,375,125	208,936,493
MercadoLibre, Inc. (a)	36,110	56,748,309

		265,684,802

Capital Markets—1.0%
Goldman Sachs Group, Inc.	37,398	14,427,027
Moody’s Corp. (b)	30,340	11,849,590

		26,276,617

Consumer Staples Distribution & Retail—2.2%
Costco Wholesale Corp. (b)	87,077	57,477,786

Electronic Equipment, Instruments & Components—0.5%
Keysight Technologies, Inc. (a)	84,327	13,415,582

Entertainment—2.2%
Netflix, Inc. (a)	118,088	57,494,686

Financial Services—5.7%
Mastercard, Inc. - Class A	172,995	73,784,098
Visa, Inc. - Class A (b)	305,024	79,412,998

		153,197,096

Ground Transportation—1.8%
Uber Technologies, Inc. (a)	785,304	48,351,167

Health Care Equipment & Supplies—1.3%
Intuitive Surgical, Inc. (a)	103,639	34,963,653

Health Care Providers & Services—1.7%
UnitedHealth Group, Inc.	86,516	45,548,079

Hotels, Restaurants & Leisure—2.3%
Airbnb, Inc. - Class A (a)	127,036	17,294,681
Chipotle Mexican Grill, Inc. (a)	7,093	16,221,407
Marriott International, Inc. - Class A	120,911	27,266,640

		60,782,728

Interactive Media & Services—8.4%
Alphabet, Inc. - Class A (a)	457,539	63,913,623
Alphabet, Inc. - Class C (a)	455,085	64,135,129

Interactive Media & Services—(Continued)
Meta Platforms, Inc. - Class A (a)	272,105	$96,314,286

		224,363,038

IT Services—2.3%
MongoDB, Inc. (a) (b)	75,586	30,903,336
Snowflake, Inc. - Class A (a)	153,579	30,562,221

		61,465,557

Media—0.7%
Trade Desk, Inc. - Class A (a) (b)	276,497	19,896,724

Personal Care Products—1.1%
L’Oreal SA	58,606	29,139,231

Pharmaceuticals—6.5%
AstraZeneca PLC (ADR)	438,720	29,547,792
Eli Lilly & Co.	157,056	91,551,083
Novo Nordisk AS (ADR)	518,164	53,604,066

		174,702,941

Semiconductors & Semiconductor Equipment—14.9%
Advanced Micro Devices, Inc. (a)	693,803	102,273,500
ARM Holdings PLC (ADR) (a) (b)	197,219	14,820,022
ASML Holding NV	35,436	26,822,217
Broadcom, Inc.	68,436	76,391,685
Micron Technology, Inc.	167,152	14,264,752
NVIDIA Corp.	328,242	162,552,003

		397,124,179

Software—17.3%
Adobe, Inc. (a)	89,325	53,291,295
Cadence Design Systems, Inc. (a)	121,157	32,999,532
CrowdStrike Holdings, Inc. - Class A (a) (b)	132,819	33,911,347
HubSpot, Inc. (a) (b)	25,137	14,593,034
Microsoft Corp.	590,403	222,015,144
Palo Alto Networks, Inc. (a)	26,256	7,742,369
Salesforce, Inc. (a)	225,056	59,221,236
ServiceNow, Inc. (a)	52,509	37,097,084

		460,871,041

Specialized REITs—1.1%
American Tower Corp.	141,981	30,650,858

Specialty Retail—3.1%
Home Depot, Inc.	92,702	32,125,878
O’Reilly Automotive, Inc. (a)	25,596	24,318,248
TJX Cos., Inc.	289,513	27,159,214

		83,603,340

Technology Hardware, Storage & Peripherals—4.8%
Apple, Inc.	670,885	129,165,489

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—3.8%
Lululemon Athletica, Inc. (a)	86,344	$44,146,824
LVMH Moet Hennessy Louis Vuitton SE	48,653	39,463,676
NIKE, Inc. - Class B	155,063	16,835,190

		100,445,690

Total Common Stocks (Cost $1,467,536,559)		2,647,849,984

Preferred Stock—0.5%

Automobiles—0.5%
Dr. Ing HC F Porsche AG (Cost $15,069,679)	157,971	13,930,850

Securities Lending Reinvestments (c)—3.7%

Certificates of Deposit—0.3%
Mizuho Bank Ltd.
5.790%, SOFR + 0.400%, 04/18/24 (d)	1,000,000	1,000,453
MUFG Bank Ltd. (London)
Zero Coupon, 02/20/24	1,500,000	1,488,165
Royal Bank of Canada
5.880%, FEDEFF PRV + 0.550%, 09/20/24 (d)	1,000,000	1,000,620
Standard Chartered Bank
5.770%, SOFR + 0.370%, 03/12/24 (d)	2,000,000	2,000,828
Sumitomo Mitsui Trust Bank Ltd.
5.800%, SOFR + 0.400%, 04/24/24 (d)	1,000,000	1,000,595
Westpac Banking Corp.
5.950%, SOFR + 0.550%, 10/11/24 (d)	1,000,000	1,001,239

		7,491,900

Repurchase Agreements—2.4%
Bank of Nova Scotia
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $12,007,267; collateralized by various Common Stock with an aggregate market value of $13,365,550.	12,000,000	12,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $500,296; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $510,280.	500,000	500,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $1,030,624; collateralized by various Common Stock with an aggregate market value of $1,148,256.	1,030,000	1,030,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $6,180,992; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $6,120,028.	6,000,000	6,000,000

Repurchase Agreements—(Continued)
ING Financial Markets LLC
Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $14,255,940; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.352%, maturity dates ranging from 01/15/24 - 11/15/53, and an aggregate market value of $14,532,471.	14,247,519	14,247,519
National Bank of Canada
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $10,010,597; collateralized by various Common Stock with an aggregate market value of $11,159,892.	10,000,000	10,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $4,502,775; collateralized by various Common Stock with an aggregate market value of $5,022,063.	4,500,000	4,500,000
Royal Bank of Canada Toronto
Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $5,027,174; collateralized by various Common Stock with an aggregate market value of $5,556,418.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $5,002,961; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $5,111,326.	5,000,000	5,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $400,237; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $408,000.	400,000	400,000
TD Prime Services LLC
Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $5,003,011; collateralized by various Common Stock with an aggregate market value of $5,514,305.	5,000,000	5,000,000

		63,677,519

Time Deposit—0.1%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	4,000,000	4,000,000

Mutual Funds — 0.9%
Allspring Government Money Market Fund, Select Class 5.280% (e)	2,000,000	2,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (e)	4,327,682	4,327,682
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (e)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds —(Continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (e)	10,000,000	$10,000,000

		23,327,682

Total Securities Lending Reinvestments (Cost $98,493,790)		98,497,101

Total Investments — 103.4% (Cost $1,581,100,028)		2,760,277,935
Other assets and liabilities (net)—(3.4)%		(91,965,911)

Net Assets—100.0%		$2,668,312,024

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $139,113,029 and the collateral received consisted of cash in the amount of $98,483,776 and non-cash collateral with a value of $44,628,607. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,810,445	$—	$—	$26,810,445
Automobile Components	7,605,606	—	—	7,605,606
Automobiles	102,957,688	—	—	102,957,688
Biotechnology	35,855,961	—	—	35,855,961
Broadline Retail	265,684,802	—	—	265,684,802
Capital Markets	26,276,617	—	—	26,276,617
Consumer Staples Distribution & Retail	57,477,786	—	—	57,477,786
Electronic Equipment, Instruments & Components	13,415,582	—	—	13,415,582
Entertainment	57,494,686	—	—	57,494,686
Financial Services	153,197,096	—	—	153,197,096
Ground Transportation	48,351,167	—	—	48,351,167
Health Care Equipment & Supplies	34,963,653	—	—	34,963,653
Health Care Providers & Services	45,548,079	—	—	45,548,079
Hotels, Restaurants & Leisure	60,782,728	—	—	60,782,728
Interactive Media & Services	224,363,038	—	—	224,363,038
IT Services	61,465,557	—	—	61,465,557
Media	19,896,724	—	—	19,896,724
Personal Care Products	—	29,139,231	—	29,139,231
Pharmaceuticals	174,702,941	—	—	174,702,941
Semiconductors & Semiconductor Equipment	397,124,179	—	—	397,124,179
Software	460,871,041	—	—	460,871,041
Specialized REITs	30,650,858	—	—	30,650,858
Specialty Retail	83,603,340	—	—	83,603,340
Technology Hardware, Storage & Peripherals	129,165,489	—	—	129,165,489
Textiles, Apparel & Luxury Goods	60,982,014	39,463,676	—	100,445,690
Total Common Stocks	2,579,247,077	68,602,907	—	2,647,849,984
Total Preferred Stock*	—	13,930,850	—	13,930,850
Securities Lending Reinvestments
Certificates of Deposit	—	7,491,900	—	7,491,900
Repurchase Agreements	—	63,677,519	—	63,677,519
Time Deposit	—	4,000,000	—	4,000,000
Mutual Funds	23,327,682	—	—	23,327,682
Total Securities Lending Reinvestments	23,327,682	75,169,419	—	98,497,101
Total Investments	$2,602,574,759	$157,703,176	$—	$2,760,277,935

Collateral for Securities Loaned (Liability)	$—	$(98,483,776)	$—	$(98,483,776)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$2,760,277,935
Cash denominated in foreign currencies (c)	3
Receivable for:
Investments sold	11,748,493
Fund shares sold	333,003
Dividends	1,823,944
Prepaid expenses	9,766

Total Assets	2,774,193,144

Liabilities
Due to custodian	3,590,543
Collateral for securities loaned	98,483,776
Payables for:
Fund shares redeemed	2,051,189
Accrued Expenses:
Management fees	1,165,947
Distribution and service fees	209,668
Deferred trustees’ fees	212,333
Other expenses	167,664

Total Liabilities	105,881,120

Net Assets	$2,668,312,024

Net Assets Consist of:
Paid in surplus	$1,158,424,945
Distributable earnings (Accumulated losses)	1,509,887,079

Net Assets	$2,668,312,024

Net Assets
Class A	$1,664,369,793
Class B	990,096,447
Class E	13,845,784
Capital Shares Outstanding*
Class A	116,171,258
Class B	72,701,643
Class E	988,494
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.33
Class B	13.62
Class E	14.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,581,100,028.
(b)	Includes securities loaned at value of $139,113,029.
(c)	Identified cost of cash denominated in foreign currencies was $3.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$14,510,544
Interest	176,853
Securities lending income	325,853

Total investment income	15,013,250

Expenses
Management fees	14,883,718
Administration fees	105,771
Custodian and accounting fees	158,949
Distribution and service fees—Class B	2,268,394
Distribution and service fees—Class E	18,025
Audit and tax services	49,026
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	74,535
Insurance	21,133
Miscellaneous	29,002

Total expenses	17,701,376
Less management fee waiver	(1,968,541)
Less broker commission recapture	(39,667)

Net expenses	15,693,168

Net Investment Loss	(679,918)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	398,321,227
Foreign currency transactions	(55,832)

Net realized gain (loss)	398,265,395

Net change in unrealized appreciation (depreciation) on:
Investments	638,146,646
Foreign currency transactions	9,359

Net change in unrealized appreciation (depreciation)	638,156,005

Net realized and unrealized gain (loss)	1,036,421,400

Net Increase (Decrease) in Net Assets From Operations	$1,035,741,482

(a)	Net of foreign withholding taxes of $322,680.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(679,918)	$(2,772,308)
Net realized gain (loss)	398,265,395	(66,509,597)
Net change in unrealized appreciation (depreciation)	638,156,005	(1,252,250,509)

Increase (decrease) in net assets from operations	1,035,741,482	(1,321,532,414)

From Distributions to Shareholders
Class A	0	(366,175,729)
Class B	0	(224,849,934)
Class E	0	(2,956,177)
From return of capital
Class A	0	(260,512)
Class B	0	(159,967)
Class E	0	(2,103)

Total distributions	0	(594,404,422)

Increase (decrease) in net assets from capital share transactions	(449,203,735)	622,794,342

Total increase (decrease) in net assets	586,537,747	(1,293,142,494)

Net Assets
Beginning of period	2,081,774,277	3,374,916,771

End of period	$2,668,312,024	$2,081,774,277

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	6,683,648	$73,943,852	9,227,530	$135,251,837
Reinvestments	0	0	37,699,202	366,436,241
Redemptions	(29,608,636)	(360,757,627)	(7,888,307)	(101,656,550)

Net increase (decrease)	(22,924,988)	$(286,813,775)	39,038,425	$400,031,528

Class B
Sales	2,877,581	$31,937,812	8,202,850	$103,968,558
Reinvestments	0	0	24,246,757	225,009,901
Redemptions	(16,799,459)	(193,273,688)	(8,805,623)	(107,294,154)

Net increase (decrease)	(13,921,878)	$(161,335,876)	23,643,984	$221,684,305

Class E
Sales	136,504	$1,634,504	77,917	$949,398
Reinvestments	0	0	310,418	2,958,280
Redemptions	(230,227)	(2,688,588)	(219,981)	(2,829,169)

Net increase (decrease)	(93,723)	$(1,054,084)	168,354	$1,078,509

Increase (decrease) derived from capital shares transactions		$(449,203,735)		$622,794,342

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022		2021	2020		2019
Net Asset Value, Beginning of Period	$9.35	$20.85		$22.63	$16.32		$14.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	(0.00	)(b)	(0.06)	(0.01)		0.04
Net realized and unrealized gain (loss)	4.97	(7.97)		3.29	8.49		4.38

Total income (loss) from investment operations	4.98	(7.97)		3.23	8.48		4.42

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.04)		(0.08)
Distributions from net realized capital gains	0.00	(3.53)		(5.01)	(2.13)		(2.52)
Distributions from return of capital	0.00	(0.00	)(c)	0.00	0.00		0.00

Total distributions	0.00	(3.53)		(5.01)	(2.17)		(2.60)

Net Asset Value, End of Period	$14.33	$9.35		$20.85	$22.63		$16.32

Total Return (%) (d)	53.26	(38.87)		17.17	56.80		32.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.62		0.61	0.62		0.62
Net ratio of expenses to average net assets (%) (e)	0.55	0.54		0.53	0.54		0.54
Ratio of net investment income (loss) to average net assets (%)	0.07	(0.02)		(0.26)	(0.04)		0.25
Portfolio turnover rate (%)	30	19		23	34		25
Net assets, end of period (in millions)	$1,664.4	$1,300.2		$2,086.0	$2,134.3		$1,864.7

	Class B
	Year Ended December 31,
	2023	2022		2021	2020		2019
Net Asset Value, Beginning of Period	$8.91	$20.17		$22.09	$15.98		$14.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.03)		(0.11)	(0.05)		0.00 (b)
Net realized and unrealized gain (loss)	4.73	(7.70)		3.20	8.29		4.29

Total income (loss) from investment operations	4.71	(7.73)		3.09	8.24		4.29

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.00	)(f)	(0.03)
Distributions from net realized capital gains	0.00	(3.53)		(5.01)	(2.13)		(2.52)
Distributions from return of capital	0.00	(0.00	)(c)	0.00	0.00		0.00

Total distributions	0.00	(3.53)		(5.01)	(2.13)		(2.55)

Net Asset Value, End of Period	$13.62	$8.91		$20.17	$22.09		$15.98

Total Return (%) (d)	52.86	(39.02)		16.91	56.37		32.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.87		0.86	0.87		0.87
Net ratio of expenses to average net assets (%) (e)	0.80	0.79		0.78	0.79		0.79
Ratio of net investment income (loss) to average net assets (%)	(0.19)	(0.27)		(0.51)	(0.29)		0.00 (g)
Portfolio turnover rate (%)	30	19		23	34		25
Net assets, end of period (in millions)	$990.1	$771.6		$1,270.2	$1,226.6		$921.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$9.15	$20.55		$22.40	$16.17	$14.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.02)		(0.09)	(0.04)	0.02
Net realized and unrealized gain (loss)	4.87	(7.85)		3.25	8.42	4.33

Total income (loss) from investment operations	4.86	(7.87)		3.16	8.38	4.35

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.02)	(0.05)
Distributions from net realized capital gains	0.00	(3.53)		(5.01)	(2.13)	(2.52)
Distributions from return of capital	0.00	(0.00	)(c)	0.00	0.00	0.00

Total distributions	0.00	(3.53)		(5.01)	(2.15)	(2.57)

Net Asset Value, End of Period	$14.01	$9.15		$20.55	$22.40	$16.17

Total Return (%) (d)	53.11	(38.98)		17.00	56.60	32.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77		0.76	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.70	0.69		0.68	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.17)		(0.41)	(0.19)	0.10
Portfolio turnover rate (%)	30	19		23	34	25
Net assets, end of period (in millions)	$13.8	$9.9		$18.8	$20.6	$14.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $3,590,543 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $63,677,519, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$740,984,049	$0	$1,129,069,381

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average daily net assets
$14,883,718	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,581,939,775

Gross unrealized appreciation	1,196,295,117
Gross unrealized (depreciation)	(17,956,957)

Net unrealized appreciation (depreciation)	$1,178,338,160

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$—	$—	$—	$593,981,840	$—	$422,582	$—	$594,404,422

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$331,763,343	$1,178,336,071	$—	$1,510,099,414

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $63,015,896 and accumulated long-term capital losses of $3,053,270.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Jennison Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-22

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-23

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2023 and underperformed its benchmark for the three-and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-24

Brighthouse Funds Trust II

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned 17.46%, 17.18%, and 17.29%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 16.93%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market overcame several potential headwinds to post a robust total return in 2023. The interest-rate outlook was a key driver of volatility throughout the year, as the U.S. Federal Reserve (the “Fed”) continued to raise rates—albeit at a slower pace than in 2022—to combat inflation. This issue became more prominent in late summer and early autumn, when rising energy prices fueled concerns that persistent inflation could compel the Fed to keep rates “higher for longer”. The backdrop changed considerably in the fourth quarter after a series of cooler-than-expected inflation reports. In addition, Fed Chairman Jerome Powell surprised the markets in December by indicating that the central bank was likely finished raising rates and possibly on track to begin enacting rate cuts in 2024. Not least, it appeared that gross domestic product growth would remain in positive territory and allow the Fed to achieve the ideal outcome of a “soft landing” for the economy. Stocks surged in response, bringing most major large-cap indexes to near all-time highs by year-end. The late year rally was broad-based, with strong participation from market segments—including the value style, small caps, and mid caps—that had underperformed for most of 2023. Despite this shift, larger cap and growth stocks were the key source of market leadership over the full year. Mega-cap technology-related companies produced particularly impressive gains that were fueled, in part, by excitement about the long-term prospects for artificial intelligence.

Within the small cap market segment, overall returns for the year were strong but were not without volatility. The Russell 2000 Index began the year with a strong “January effect,” returning almost 10% for the month with the rally led by the lowest quality stocks and those segments that underperformed in 2022. For the balance of the year, and particularly within the third quarter, investors took a more defensive posture and “risk-off” leadership drove returns in the small cap market. To close the year, the market had a strong reversal in leadership and reflected a pivot to a “risk-on” market led by lower quality stocks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio outperformed the Russell 2000 Index (the “Index”) during the twelve months ended December 31, 2023, as both sector allocation and stock selection metrics aided relative return. Despite a reversal in performance versus the benchmark during the fourth quarter, two key factors accounted for the outperformance. First, higher quality stocks generally outperformed lower quality stocks within the Index for the year. The Portfolio features an orientation toward fundamentally sound businesses, and for most of 2023, high quality stocks outperformed weaker businesses and poorly financed enterprises with the exception of the two market periods noted above in which the Portfolio lagged the benchmark. The second component of the outperformance can be attributed to successful portfolio changes over recent quarters as multiple top contributors to portfolio return were purchased over the past 18 months. An overweight to the Industrials sector and underweight to Utilities were beneficial as was strong stock selection within the Energy, Consumer Staples, and Information Technology (“IT”) sectors. Offsetting these positives was an underweight to the Consumer Discretionary sector and trailing stock selection in the Industrials and Financials sectors. The largest detractor to performance, however, was within the Health Care sector where stock selection lagged the Index significantly as several companies experienced fundamental decline, resulting in a negative return for the Portfolio in the sector.

The two largest contributors to performance at the individual security level were Rambus, Inc., and energy company Weatherford International. Rambus develops and designs semiconductors and maintains intellectual property for high-speed component-to-component interface technology, with data centers as an example of a large end market. Our investment thesis from the time of our initial investment in April 2021 is unfolding as expected, with the latest generation of dynamic random-access memory reaching market adoption and potentially increasing the total addressable market for Rambus interface technology by a significant amount. Weatherford, a provider of equipment and services to the oil and natural gas industry, was added to the Portfolio in July 2022. The company has a long history, but the current business emerged from bankruptcy in late 2019 with a streamlined business, new management, and a dramatically improved financial footing. Since emergence, the company has demonstrated solid progress in improving business practices, increasing margins, and paying down high-cost debt with ample free cash flow. Analyst coverage was low and investor sentiment was weak at the time of our initial purchase, but the stock has steadily gained attention with meaningful improvement in the earnings and cash flow of the business.

The Portfolio’s largest detractors included Veradigm Inc. and OceanFirst Financial Corp. Health Care technology company Veradigm (formerly known as Allscripts) is an electronic medical records provider. In the first quarter of 2023, the company announced an internal control failure would result in a restatement of earnings. We reduced the Portfolio’s position on the news but delayed selling the Portfolio’s remaining position until later in the year after the company failed to resolve certain accounting deficiencies within the time frame we had expected. At the time of the final sale of the shares, the weight of the holding was a small weight in the Portfolio. OceanFirst Financial is a regional bank focused on small and mid-sized customers in New York and New Jersey. We believe that the bank’s above average lending exposure to office buildings are at risk of increased credit losses due to a decline in the market value of these properties, evidenced by a large write-down on one Manhattan property during the third quarter. We sold the position and deployed much of the proceeds into other bank stock holdings in the Portfolio.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation had exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions included Moog Inc., a manufacturer of highly engineered and critical components and subsystems for commercial and defense aircraft; Tidewater Inc., a provider of equipment and services to the oil and natural gas industry; and Knife River Corporation, a provider of construction materials and services to municipalities for transportation infrastructure. Knife was a spin-off from an existing utility holding, and we added to the original position post-spin. In addition to Veradigm and OceanFirst, the largest positions eliminated included engineering and construction firm AECOM; instant automobile oil change provider Valvoline Inc.; and CVB Financial Corp., a bank holding company offering community banking services in California.

Sector weight changes during the period ending December 31, 2023 reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the Health Care and IT sectors were reduced while weights to the Industrials and Energy sectors increased.

At the end of 2023, the Portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies featuring higher quality business models and balance sheets, with good earnings visibility and continued growth potential. Through the stock selection process, the Portfolio was broadly diversified across all economic sectors, with a relative overweight to the Industrials and Energy sectors while underweight to the Consumer Discretionary, Health Care and Real Estate sectors versus the Index.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	17.46	11.35	7.90
Class B	17.18	11.07	7.63
Class E	17.29	11.18	7.74
Russell 2000 Index	16.93	9.97	7.16

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Weatherford International PLC	2.4
Noble Corp. PLC	1.4
Moog, Inc. - Class A	1.3
Vontier Corp.	1.3
McGrath RentCorp	1.2
Northern Oil & Gas, Inc.	1.2
Clean Harbors, Inc.	1.2
Rambus, Inc.	1.2
Kadant, Inc.	1.2
Federal Agricultural Mortgage Corp.- Class C	1.2

Top Sectors

% of Net Assets
Industrials	25.2
Financials	15.5
Information Technology	12.6
Health Care	11.9
Energy	10.4
Consumer Discretionary	7.3
Consumer Staples	4.4
Materials	3.6
Real Estate	3.0
Communication Services	1.9

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.90%	$1,000.00	$1,072.60	$4.70
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class B (a)	Actual	1.15%	$1,000.00	$1,071.30	$6.00
	Hypothetical*	1.15%	$1,000.00	$1,019.41	$5.85

Class E (a)	Actual	1.05%	$1,000.00	$1,071.90	$5.48
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.0%
AAR Corp. (a)	15,338	$957,091
Hexcel Corp.	15,144	1,116,870
Kratos Defense & Security Solutions, Inc. (a)	61,279	1,243,351
Leonardo DRS, Inc. (a)	131,211	2,629,469
Mercury Systems, Inc. (a)	52,734	1,928,482
Moog, Inc. - Class A	34,935	5,057,889
V2X, Inc. (a)	49,236	2,286,520

		15,219,672

Automobile Components—0.7%
Dorman Products, Inc. (a)	6,362	530,654
Gentherm, Inc. (a) (b)	13,406	701,938
Modine Manufacturing Co. (a)	7,630	455,511
Patrick Industries, Inc. (b)	9,993	1,002,798

		2,690,901

Banks—8.7%
Ameris Bancorp (b)	66,238	3,513,926
Bancorp, Inc. (a)	26,085	1,005,838
Cadence Bank	102,092	3,020,902
Home BancShares, Inc.	140,402	3,556,383
Hope Bancorp, Inc.	133,280	1,610,022
Pinnacle Financial Partners, Inc.	38,411	3,350,207
Popular, Inc.	43,944	3,606,484
Prosperity Bancshares, Inc.	50,858	3,444,612
SouthState Corp.	40,268	3,400,633
Wintrust Financial Corp.	41,429	3,842,540
WSFS Financial Corp.	53,803	2,471,172

		32,822,719

Beverages—0.2%
Vita Coco Co., Inc. (a)	26,276	673,979

Biotechnology—2.3%
Alkermes PLC (a)	76,666	2,126,715
Inhibrx, Inc. (a)	23,579	896,002
Insmed, Inc. (a)	33,052	1,024,282
United Therapeutics Corp. (a)	11,589	2,548,305
Vericel Corp. (a)	24,871	885,656
Xencor, Inc. (a)	21,536	457,209
Xenon Pharmaceuticals, Inc. (a)	15,436	710,982

		8,649,151

Building Products—3.6%
AZEK Co., Inc. (a)	33,861	1,295,183
CSW Industrials, Inc.	5,935	1,230,978
Griffon Corp.	47,172	2,875,134
Janus International Group, Inc. (a) (b)	172,577	2,252,130
Quanex Building Products Corp.	70,929	2,168,300
UFP Industries, Inc.	30,102	3,779,306

		13,601,031

Capital Markets—1.8%
Hamilton Lane, Inc. - Class A	11,438	1,297,527
P10, Inc. - Class A	104,688	1,069,911

Capital Markets—(Continued)
Piper Sandler Cos.	2,434	425,634
PJT Partners, Inc. - Class A	11,788	1,200,844
Stifel Financial Corp.	37,903	2,620,992

		6,614,908

Chemicals—2.2%
Ashland, Inc.	20,758	1,750,107
Cabot Corp. (b)	34,908	2,914,818
Ecovyst, Inc. (a)	216,145	2,111,736
LSB Industries, Inc. (a)	177,057	1,648,401

		8,425,062

Commercial Services & Supplies—3.2%
ACV Auctions, Inc. - Class A (a)	53,360	808,404
Casella Waste Systems, Inc. - Class A (a)	16,300	1,392,998
CECO Environmental Corp. (a)	78,993	1,601,978
Clean Harbors, Inc. (a)	25,906	4,520,856
Vestis Corp.	83,038	1,755,423
VSE Corp.	31,096	2,009,113

		12,088,772

Communications Equipment—0.7%
Calix, Inc. (a)	16,687	729,055
Viavi Solutions, Inc. (a) (b)	192,881	1,942,312

		2,671,367

Construction & Engineering—2.2%
Arcosa, Inc.	52,134	4,308,354
Construction Partners, Inc. - Class A (a)	12,332	536,689
MDU Resources Group, Inc.	111,863	2,214,887
Sterling Infrastructure, Inc. (a)	5,120	450,201
WillScot Mobile Mini Holdings Corp. (a)	17,860	794,770

		8,304,901

Construction Materials—0.9%
Knife River Corp. (a)	49,611	3,283,256

Consumer Staples Distribution & Retail—0.9%
Andersons, Inc.	55,634	3,201,180

Diversified Consumer Services—0.2%
Grand Canyon Education, Inc. (a)	5,610	740,744

Electric Utilities—0.5%
ALLETE, Inc.	33,428	2,044,457

Electrical Equipment—0.6%
Atkore, Inc. (a) (b)	14,808	2,369,280

Electronic Equipment, Instruments & Components—5.9%
Advanced Energy Industries, Inc. (b)	9,306	1,013,609
Bel Fuse, Inc. - Class B	35,200	2,350,304
Crane NXT Co.	43,725	2,486,641
Itron, Inc. (a) (b)	11,326	855,226
Littelfuse, Inc.	9,348	2,501,151

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Novanta, Inc. (a)	6,229	$1,049,026
Rogers Corp. (a)	9,332	1,232,477
TD SYNNEX Corp.	29,803	3,207,101
TTM Technologies, Inc. (a)	177,138	2,800,552
Vontier Corp.	137,600	4,754,080

		22,250,167

Energy Equipment & Services—6.2%
Cactus, Inc. - Class A (b)	23,260	1,056,004
ChampionX Corp.	82,665	2,414,645
Newpark Resources, Inc. (a)	163,790	1,087,566
Noble Corp. PLC	107,320	5,168,531
Oceaneering International, Inc. (a)	32,018	681,343
Tidewater, Inc. (a)	54,156	3,905,189
Weatherford International PLC (a)	93,812	9,177,628

		23,490,906

Entertainment—0.6%
Atlanta Braves Holdings, Inc. - Class C (a)	57,922	2,292,553

Financial Services—3.3%
Euronet Worldwide, Inc. (a)	25,039	2,541,208
EVERTEC, Inc.	30,672	1,255,712
Federal Agricultural Mortgage Corp. - Class C	22,831	4,365,744
International Money Express, Inc. (a)	97,840	2,161,286
WEX, Inc. (a)	11,361	2,210,282

		12,534,232

Food Products—1.3%
J & J Snack Foods Corp.	7,774	1,299,346
Nomad Foods Ltd. (a)	122,895	2,083,070
Simply Good Foods Co. (a)	25,086	993,406
Sovos Brands, Inc. (a)	18,989	418,328

		4,794,150

Ground Transportation—0.2%
Marten Transport Ltd. (b)	33,151	695,508

Health Care Equipment & Supplies—4.2%
AtriCure, Inc. (a)	18,177	648,737
Axonics, Inc. (a)	17,758	1,105,080
CONMED Corp.	24,054	2,634,154
Embecta Corp.	37,405	708,077
Glaukos Corp. (a)	9,551	759,209
Inmode Ltd. (a) (b)	65,641	1,459,856
Lantheus Holdings, Inc. (a)	48,565	3,011,030
LivaNova PLC (a)	12,577	650,734
Merit Medical Systems, Inc. (a) (b)	16,772	1,274,001
PROCEPT BioRobotics Corp. (a) (b)	18,102	758,655
UFP Technologies, Inc. (a)	15,885	2,732,855

		15,742,388

Health Care Providers & Services—3.0%
Acadia Healthcare Co., Inc. (a)	10,207	793,696
Ensign Group, Inc.	8,857	993,844
HealthEquity, Inc. (a)	10,533	698,338

Health Care Providers & Services—(Continued)
Option Care Health, Inc. (a)	115,610	3,894,901
Progyny, Inc. (a)	23,851	886,780
RadNet, Inc. (a)	15,385	534,936
Tenet Healthcare Corp. (a)	46,510	3,514,761

		11,317,256

Health Care Technology—0.3%
Evolent Health, Inc. - Class A (a)	28,635	945,814

Hotels, Restaurants & Leisure—1.5%
Churchill Downs, Inc.	21,806	2,942,283
Life Time Group Holdings, Inc. (a)	50,345	759,203
Papa John’s International, Inc. (b)	9,286	707,872
Texas Roadhouse, Inc.	10,632	1,299,549

		5,708,907

Household Durables—1.7%
Installed Building Products, Inc.	7,586	1,386,873
KB Home	40,896	2,554,364
Skyline Champion Corp. (a)	33,628	2,497,215

		6,438,452

Household Products—0.6%
Spectrum Brands Holdings, Inc. (b)	27,956	2,230,050

Independent Power and Renewable Electricity Producers—0.4%
Talen Energy Corp. (a)	23,219	1,486,016

Industrial REITs—0.8%
STAG Industrial, Inc.	79,648	3,126,981

Insurance—1.8%
BRP Group, Inc. - Class A (a) (b)	33,385	801,908
Employers Holdings, Inc.	58,245	2,294,853
Goosehead Insurance, Inc. - Class A (a)	13,073	990,933
Kemper Corp.	39,719	1,933,124
Kinsale Capital Group, Inc. (b)	1,850	619,583

		6,640,401

Leisure Products—0.9%
Brunswick Corp.	29,472	2,851,416
Malibu Boats, Inc. - Class A (a) (b)	11,669	639,695

		3,491,111

Life Sciences Tools & Services—0.3%
Medpace Holdings, Inc. (a)	3,570	1,094,312

Machinery—3.6%
Albany International Corp. - Class A	38,878	3,818,597
Columbus McKinnon Corp.	45,830	1,788,287
ESCO Technologies, Inc.	8,969	1,049,642
Kadant, Inc.	15,680	4,395,261
RBC Bearings, Inc. (a) (b)	3,995	1,138,135
Wabash National Corp. (b)	52,848	1,353,966

		13,543,888

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Marine Transportation—0.6%
Genco Shipping & Trading Ltd.	146,709	$2,433,902

Media—0.4%
John Wiley & Sons, Inc. - Class A	43,703	1,387,133

Metals & Mining—0.5%
ATI, Inc. (a) (b)	19,044	865,931
Worthington Steel, Inc. (a) (b)	36,316	1,020,479

		1,886,410

Office REITs—0.8%
Equity Commonwealth	110,536	2,122,291
Postal Realty Trust, Inc. - Class A	66,005	961,033

		3,083,324

Oil, Gas & Consumable Fuels—4.1%
Antero Resources Corp. (a)	72,826	1,651,694
California Resources Corp. (b)	50,895	2,782,938
Delek U.S. Holdings, Inc.	74,012	1,909,510
International Seaways, Inc.	48,478	2,204,779
Kosmos Energy Ltd. (a)	264,510	1,774,862
Magnolia Oil & Gas Corp. - Class A (b)	34,130	726,628
Northern Oil & Gas, Inc. (b)	123,161	4,565,578

		15,615,989

Personal Care Products—1.5%
BellRing Brands, Inc. (a)	71,702	3,974,442
elf Beauty, Inc. (a) (b)	5,559	802,386
Inter Parfums, Inc.	6,804	979,844

		5,756,672

Pharmaceuticals—1.9%
ANI Pharmaceuticals, Inc. (a)	36,524	2,013,933
Pacira BioSciences, Inc. (a)	66,138	2,231,496
Supernus Pharmaceuticals, Inc. (a)	106,821	3,091,400

		7,336,829

Professional Services—3.5%
Alight, Inc. - Class A (a)	309,037	2,636,086
Concentrix Corp.	22,364	2,196,369
CSG Systems International, Inc. (b)	30,391	1,617,105
FTI Consulting, Inc. (a)	3,709	738,647
Huron Consulting Group, Inc. (a)	7,790	800,812
ICF International, Inc.	5,862	786,036
KBR, Inc.	15,154	839,683
Korn Ferry	38,035	2,257,377
Science Applications International Corp.	10,370	1,289,198

		13,161,313

Real Estate Management & Development—0.8%
Colliers International Group, Inc. (b)	23,447	2,966,515

Retail REITs—0.6%
Agree Realty Corp.	34,862	2,194,563

Semiconductors & Semiconductor Equipment—3.3%
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,204	1,692,062
MKS Instruments, Inc.	24,906	2,562,080
Onto Innovation, Inc. (a)	7,732	1,182,223
Rambus, Inc. (a)	64,550	4,405,538
Semtech Corp. (a) (b)	82,240	1,801,878
Silicon Laboratories, Inc. (a)	7,263	960,677

		12,604,458

Software—2.0%
Agilysys, Inc. (a)	6,538	554,553
Clearwater Analytics Holdings, Inc. - Class A (a)	34,772	696,483
HashiCorp, Inc. - Class A (a)	55,138	1,303,462
Intapp, Inc. (a)	21,845	830,547
Tenable Holdings, Inc. (a)	20,530	945,612
Varonis Systems, Inc. (a)	30,080	1,362,022
Vertex, Inc. - Class A (a)	30,155	812,376
Workiva, Inc. (a) (b)	9,156	929,609

		7,434,664

Specialty Retail—1.2%
Academy Sports & Outdoors, Inc.	34,779	2,295,414
Boot Barn Holdings, Inc. (a) (b)	28,649	2,199,097

		4,494,511

Technology Hardware, Storage & Peripherals—0.7%
Pure Storage, Inc. - Class A (a)	31,825	1,134,880
Super Micro Computer, Inc. (a)	5,271	1,498,334

		2,633,214

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co.	7,776	618,503
Crocs, Inc. (a)	27,688	2,586,336
Oxford Industries, Inc.	7,439	743,900

		3,948,739

Trading Companies & Distributors—3.7%
Alta Equipment Group, Inc.	105,054	1,299,518
Applied Industrial Technologies, Inc.	7,358	1,270,653
Custom Truck One Source, Inc. (a)	148,425	917,266
Herc Holdings, Inc.	19,159	2,852,584
McGrath RentCorp	39,393	4,712,191
MRC Global, Inc. (a)	171,565	1,888,931
SiteOne Landscape Supply, Inc. (a) (b)	6,069	986,212

		13,927,355

Water Utilities—0.3%
Pure Cycle Corp. (a)	101,388	1,061,532

Wireless Telecommunication Services—0.9%
U.S. Cellular Corp. (a) (b)	82,146	3,412,345

Total Common Stocks (Cost $261,558,557)		366,563,940

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2023

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—0.0%
GCI Liberty, Inc. (a) (c) (d) (Cost $0)	39,365	$0

Short-Term Investment—3.2%

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $12,047,315; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $12,284,875.	12,043,970	12,043,970

Total Short-Term Investments (Cost $12,043,970)		12,043,970

Securities Lending Reinvestments (e)—0.8%

Repurchase Agreements—0.0%
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $16,631; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $16,963.	16,621	16,621
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $141,626; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $144,374.	141,543	141,543
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $23,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $23,503.	23,042	23,042

		181,206

Mutual Funds—0.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (f)	600,000	600,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (f)	600,000	600,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (f)	600,000	600,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (f)	600,000	600,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (f)	200,000	200,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	400,000	400,000

		3,000,000

Total Securities Lending Reinvestments (Cost $3,181,206)		3,181,206

Total Investments—101.1% (Cost $276,783,733)		381,789,116
Other assets and liabilities (net)—(1.1)%		(4,138,493)

Net Assets—100.0%		$377,650,623

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)

All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $34,041,675 and the collateral received consisted of cash in the amount of $3,181,206 and non-cash collateral with a value of $31,902,656. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$366,563,940	$—	$—	$366,563,940
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	12,043,970	—	12,043,970
Securities Lending Reinvestments
Repurchase Agreements	—	181,206	—	181,206
Mutual Funds	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	181,206	—	3,181,206
Total Investments	$369,563,940	$12,225,176	$0	$381,789,116

Collateral for Securities Loaned (Liability)	$—	$(3,181,206)	$—	$(3,181,206)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$381,789,116
Receivable for:
Investments sold	46,442
Fund shares sold	58,054
Dividends and interest	263,748
Prepaid expenses	1,303

Total Assets	382,158,663

Liabilities
Collateral for securities loaned	3,181,206
Payables for:
Investments purchased	121,314
Fund shares redeemed	671,257
Accrued Expenses:
Management fees	254,826
Distribution and service fees	24,848
Deferred trustees’ fees	169,186
Other expenses	85,403

Total Liabilities	4,508,040

Net Assets	$377,650,623

Net Assets Consist of:
Paid in surplus	$246,698,346
Distributable earnings (Accumulated losses)	130,952,277

Net Assets	$377,650,623

Net Assets
Class A	$249,593,925
Class B	108,885,099
Class E	19,171,599
Capital Shares Outstanding*
Class A	1,075,248
Class B	523,441
Class E	87,774
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$232.13
Class B	208.02
Class E	218.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $276,783,733.
(b)	Includes securities loaned at value of $34,041,675.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$3,801,799
Interest	231,392
Securities lending income	19,208

Total investment income	4,052,399

Expenses
Management fees	3,249,565
Administration fees	28,734
Custodian and accounting fees	49,097
Distribution and service fees—Class B	264,041
Distribution and service fees—Class E	28,016
Audit and tax services	49,026
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	41,869
Insurance	3,142
Miscellaneous	14,092

Total expenses	3,820,405
Less management fee waiver	(303,563)
Less broker commission recapture	(12,547)

Net expenses	3,504,295

Net Investment Income	548,104

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	25,834,560
Net change in unrealized appreciation on investments	31,936,592

Net realized and unrealized gain (loss)	57,771,152

Net Increase (Decrease) in Net Assets From Operations	$58,319,256

(a)	Net of foreign withholding taxes of $9,768.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$548,104	$862,030
Net realized gain (loss)	25,834,560	17,484,843
Net change in unrealized appreciation (depreciation)	31,936,592	(87,385,843)

Increase (decrease) in net assets from operations	58,319,256	(69,038,970)

From Distributions to Shareholders
Class A	(11,629,512)	(45,698,470)
Class B	(5,612,287)	(23,625,478)
Class E	(950,468)	(3,933,608)

Total distributions	(18,192,267)	(73,257,556)

Increase (decrease) in net assets from capital share transactions	(16,504,796)	37,150,364

Total increase (decrease) in net assets	23,622,193	(105,146,162)

Net Assets
Beginning of period	354,028,430	459,174,592

End of period	$377,650,623	$354,028,430

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	17,888	$3,845,856	15,899	$3,692,921
Reinvestments	54,730	11,629,512	235,583	45,698,470
Redemptions	(107,998)	(23,283,766)	(90,476)	(20,948,391)

Net increase (decrease)	(35,380)	$(7,808,398)	161,006	$28,443,000

Class B
Sales	18,386	$3,566,377	13,851	$3,071,966
Reinvestments	29,433	5,612,287	134,926	23,625,478
Redemptions	(84,249)	(16,416,445)	(92,258)	(19,440,894)

Net increase (decrease)	(36,430)	$(7,237,781)	56,519	$7,256,550

Class E
Sales	1,488	$304,337	1,620	$360,610
Reinvestments	4,750	950,468	21,470	3,933,608
Redemptions	(13,356)	(2,713,422)	(12,566)	(2,843,404)

Net increase (decrease)	(7,118)	$(1,458,617)	10,524	$1,450,814

Increase (decrease) derived from capital shares transactions		$(16,504,796)		$37,150,364

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$207.66	$307.10	$267.73	$262.79	$233.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.50	0.73	0.04	0.54	0.60
Net realized and unrealized gain (loss)	34.78	(50.49)	57.96	24.46	56.79

Total income (loss) from investment operations	35.28	(49.76)	58.00	25.00	57.39

Less Distributions
Distributions from net investment income	(0.43)	0.00	(0.25)	(0.32)	(0.08)
Distributions from net realized capital gains	(10.38)	(49.68)	(18.38)	(19.74)	(27.91)

Total distributions	(10.81)	(49.68)	(18.63)	(20.06)	(27.99)

Net Asset Value, End of Period	$232.13	$207.66	$307.10	$267.73	$262.79

Total Return (%) (b)	17.46	(15.06)	21.95	12.07	25.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.96	0.96	0.98	0.97
Net ratio of expenses to average net assets (%) (c)	0.89	0.88	0.87	0.90	0.90
Ratio of net investment income (loss) to average net assets (%)	0.23	0.31	0.01	0.24	0.23
Portfolio turnover rate (%)	28	31	29	35	31
Net assets, end of period (in millions)	$249.6	$230.6	$291.6	$262.1	$254.6

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$187.19	$283.63	$248.88	$246.17	$220.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	0.13	(0.64)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	31.24	(46.89)	53.77	22.47	53.52

Total income (loss) from investment operations	31.21	(46.76)	53.13	22.45	53.48

Less Distributions
Distributions from net realized capital gains	(10.38)	(49.68)	(18.38)	(19.74)	(27.91)

Total distributions	(10.38)	(49.68)	(18.38)	(19.74)	(27.91)

Net Asset Value, End of Period	$208.02	$187.19	$283.63	$248.88	$246.17

Total Return (%) (b)	17.18	(15.28)	21.64	11.79	25.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	1.21	1.21	1.23	1.22
Net ratio of expenses to average net assets (%) (c)	1.14	1.13	1.12	1.15	1.15
Ratio of net investment income (loss) to average net assets (%)	(0.02)	0.06	(0.23)	(0.01)	(0.02)
Portfolio turnover rate (%)	28	31	29	35	31
Net assets, end of period (in millions)	$108.9	$104.8	$142.8	$143.4	$141.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$195.97	$293.73	$256.93	$253.13	$225.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.35	(0.38)	0.19	0.21
Net realized and unrealized gain (loss)	32.76	(48.43)	55.56	23.35	54.88

Total income (loss) from investment operations	32.93	(48.08)	55.18	23.54	55.09

Less Distributions
Distributions from net investment income	(0.10)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(10.38)	(49.68)	(18.38)	(19.74)	(27.91)

Total distributions	(10.48)	(49.68)	(18.38)	(19.74)	(27.91)

Net Asset Value, End of Period	$218.42	$195.97	$293.73	$256.93	$253.13

Total Return (%) (b)	17.29	(15.19)	21.77	11.90	25.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.11	1.11	1.13	1.12
Net ratio of expenses to average net assets (%) (c)	1.04	1.03	1.02	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	0.08	0.16	(0.13)	0.09	0.08
Portfolio turnover rate (%)	28	31	29	35	31
Net assets, end of period (in millions)	$19.2	$18.6	$24.8	$25.2	$24.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $12,043,970. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $181,206. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$99,728,676	$0	$135,961,671

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$3,249,565	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Distribution and Service Fees -The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$276,979,638

Gross unrealized appreciation	111,725,734
Gross unrealized (depreciation)	(6,916,256)

Net unrealized appreciation (depreciation)	$104,809,478

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$466,955	$2,325,566	$17,725,312	$70,931,990	$18,192,267	$73,257,556

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$420,775	$25,891,210	$104,809,478	$—	$131,121,463

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Core Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Core Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-21

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the one-and three-year periods ended June 30, 2023 and underperformed the median of that Performance Universe for the five-year period ended June 30, 2023. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its

BHFTII-25

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-26

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 11.91%, 11.54%, and 11.72%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned 18.66%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market overcame several potential headwinds to post a robust total return in 2023. The interest-rate outlook was a key driver of volatility throughout the year, as the U.S. Federal Reserve (the “Fed”) continued to raise rates—albeit at a slower pace than in 2022—to combat inflation. This issue became more prominent in late summer and early autumn, when rising energy prices fueled concerns that persistent inflation could compel the Fed to keep rates “higher for longer”. The backdrop changed considerably in the fourth quarter after a series of cooler-than-expected inflation reports. In addition, Fed Chairman Jerome Powell surprised the markets in December by indicating that the central bank was likely finished raising rates and possibly on track to begin enacting rate cuts in 2024. Not least, it appeared that gross domestic product growth would remain in positive territory and allow the Fed to achieve the ideal outcome of a “soft landing” for the economy. Stocks surged in response, bringing most major large-cap indexes to near all-time highs by year-end. The late year rally was broad-based, with strong participation from market segments—including the value style, small caps, and mid caps—that had underperformed for most of 2023. Despite this shift, larger cap and growth stocks were the key source of market leadership over the full year. Mega-cap technology-related companies produced particularly impressive gains that were fueled, in part, by excitement about the long-term prospects for artificial intelligence.

Within the small cap market segment, overall returns for the year were strong but were not without volatility. The Russell 2000 Index began the year with a strong “January effect” returning almost 10% for the month with the rally led by the lowest quality stocks and those segments that underperformed in 2022. For the balance of the year, and particularly within the third quarter, investors took a more defensive posture and “risk-off” leadership drove returns in the small cap market. To close the year, the market had a strong reversal in leadership and reflected a pivot to a “risk-on” market led by lower quality stocks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Growth Portfolio underperformed the Russell 2000 Growth Index (the “Index”) during the twelve months ended December 31, 2023. Stock selection in the Health Care, Information Technology (“IT”) and Industrials sectors were the largest detractors from relative performance. Selection in the Consumer Staples and Energy sectors were the largest contributors to relative performance.

The Portfolio’s largest detractors from performance on the individual security level included Halozyme Therapeutics, Ventyx Bioscienes, and Calix. Halozyme Therapeutics is a biotech company focused on developing and commercializing oncology therapeutics. The company underperformed due to increased uncertainty around their royalty streams from biopharma partners later in the decade. This uncertainty stems from language around drug price negotiations built into the Inflation Reduction Act that was passed in August 2022. The stock triggered our stop loss and we have exited the position. Ventyx Biosciences is a biotechnology company focused on developing drugs for autoimmune driven conditions. The company had two data readouts in the fourth quarter of 2023 that failed to meet consensus expectations. As a result, the shares underperformed the market and traded down to minimal value for the assets. Calix is a provider of technology solutions to telecom service providers and represents a model transitioning from hardware to software. While company financials held up much better than the stock, Calix’s management did lower their revenue growth outlook for 2024 based on customer hesitation and confusion around various government funding programs.

The largest contributors to performance on the individual security level were Rambus, Weatherford International and BellRing Brands. Rambus is a provider of memory-related chips and intellectual property. We believe the company is well positioned to benefit from a technology shift to a new generation of dynamic random-access memory, which is partly driven by artificial intelligence servers. Weatherford International is a diversified services provider to oil and gas companies on a global basis. Weatherford’s management has refocused the business such that they have products/services with a competitive advantage. The company also has significant international exposure, which we believe represents the growth driver for the remainder of this cycle. BellRing Brands is a leader in the convenient nutrition category and produces nutritional items such as protein shakes, powders and bars. We believe that, after spending two years on re-building manufacturing capacity, the company is now able to service growing demand and support it with a marketing boost.

During the reporting period, we added new stocks with attractive investment potential and eliminated holdings where fundamentals no longer fit our investment thesis, market cap grew beyond our ceiling, or our stop loss was triggered. New positions included: Glaukos, Construction Partners and Vertex. Glaukos is a medical device company focused on the treatment of glaucoma. We initiated a position in the stock as we believe the company’s newest device, an implant that slowly releases glaucoma drug therapy within the eye, has the potential to durably drive growth and profitability. Construction Partners represents a vertically integrated model that provides road paving services in the southeast, along with owning their own hot asphalt plants. The company is actively consolidating this fragmented market in their current footprint, which we believe is an accelerator of growth and scale. Vertex is a leader in the indirect tax management market. As its multi-year growth investment comes to an end, we believe the company is poised to accelerate its revenue growth. In addition, we believe that the newly acquired Edge Product represents meaningful cross-sell potential for Vertex with the help of a newly built customer success team.

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Positions eliminated included: Box, Inspire Medical Systems and Ventyx Biosciences. Box is a provider of cloud-based productivity related software. We sold the position as growth slowed due to the macro environment and our belief that there are superior growth stories we’d rather own. Inspire Medical Systems traded down later in the year as a result of concerns around the glucagon-like peptide 1 class of drugs impacting the addressable treatment-resistant sleep apnea population. The company also ran into some insurance approval delays, which drove short term impacts to revenue. Due to all of these factors, the stock triggered our stop-loss, and we exited the position. Ventyx Biosciences is a biotechnology company focused on developing drugs for autoimmune driven conditions. The company had two data readouts in the fourth quarter that failed to meet expectations. As a result, the shares underperformed the market and traded down to minimal value for the assets. The stock triggered our stop-loss during the fourth quarter and was sold.

Sector weight changes during the period ending December 31, 2023, reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our weights in the Healthcare and Communication Services sectors were reduced while weights in the Industrials and Consumer Discretionary sectors increased. At period-end, the Portfolio was overweight the Industrials and Financials sectors and underweight the IT, Communication Services and Materials sectors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	11.91	10.08	8.49
Class B	11.54	9.80	8.21
Class E	11.72	9.92	8.32
Russell 2000 Growth Index	18.66	9.22	7.16

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
MACOM Technology Solutions Holdings, Inc.	2.0
Weatherford International PLC	1.9
Rambus, Inc.	1.9
Casella Waste Systems, Inc. - Class A	1.7
Installed Building Products, Inc.	1.6
Varonis Systems, Inc.	1.6
Option Care Health, Inc.	1.5
Texas Roadhouse, Inc.	1.5
Hamilton Lane, Inc. - Class A	1.5
Azek Co., Inc.	1.5

Top Sectors

% of Net Assets
Industrials	23.7
Health Care	21.6
Information Technology	19.4
Consumer Discretionary	12.2
Financials	9.0
Consumer Staples	6.0
Energy	5.9
Materials	1.0

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.88%	$1,000.00	$1,024.10	$4.49
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class B (a)	Actual	1.13%	$1,000.00	$1,023.00	$5.76
	Hypothetical*	1.13%	$1,000.00	$1,019.51	$5.75

Class E (a)	Actual	1.03%	$1,000.00	$1,023.40	$5.25
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.9%
AAR Corp. (a)	68,610	$4,281,264
Hexcel Corp.	67,738	4,995,678
Kratos Defense & Security Solutions, Inc. (a) (b)	274,111	5,561,712

		14,838,654

Automobile Components—3.2%
Dorman Products, Inc. (a)	28,458	2,373,682
Gentherm, Inc. (a) (b)	59,965	3,139,767
Modine Manufacturing Co. (a)	34,202	2,041,859
Patrick Industries, Inc. (b)	44,704	4,486,047

		12,041,355

Banks—1.2%
Bancorp, Inc. (a) (b)	116,684	4,499,335

Beverages—0.8%
Vita Coco Co., Inc. (a) (b)	117,548	3,015,106

Biotechnology—4.7%
Inhibrx, Inc. (a)	105,478	4,008,164
Insmed, Inc. (a)	147,834	4,581,376
Vericel Corp. (a)	111,252	3,961,684
Xencor, Inc. (a)	96,324	2,044,958
Xenon Pharmaceuticals, Inc. (a)	69,039	3,179,936

		17,776,118

Building Products—1.5%
Azek Co., Inc. (a)	151,466	5,793,575

Capital Markets—3.5%
Hamilton Lane, Inc. - Class A	51,153	5,802,796
Piper Sandler Cos.	10,911	1,908,007
PJT Partners, Inc. - Class A (b)	52,731	5,371,707

		13,082,510

Commercial Services & Supplies—2.6%
ACV Auctions, Inc. - Class A (a)	238,687	3,616,108
Casella Waste Systems, Inc. - Class A (a)	72,909	6,230,803

		9,846,911

Communications Equipment—0.9%
Calix, Inc. (a) (b)	74,639	3,260,978

Construction & Engineering—3.3%
Arcosa, Inc.	53,540	4,424,546
Construction Partners, Inc. - Class A (a)	55,088	2,397,430
Sterling Infrastructure, Inc. (a)	22,907	2,014,212
WillScot Mobile Mini Holdings Corp. (a)	79,889	3,555,060

		12,391,248

Diversified Consumer Services—0.9%
Grand Canyon Education, Inc. (a)	25,096	3,313,676

Electronic Equipment, Instruments & Components—3.5%
Advanced Energy Industries, Inc.	41,626	$4,533,904
Itron, Inc. (a) (b)	50,677	3,826,620
Novanta, Inc. (a)	27,857	4,691,398

		13,051,922

Energy Equipment & Services—5.0%
Cactus, Inc. - Class A (b)	104,034	4,723,143
Noble Corp. PLC (b)	77,960	3,754,554
Oceaneering International, Inc. (a) (b)	143,224	3,047,807
Weatherford International PLC (a)	74,956	7,332,945

		18,858,449

Financial Services—1.5%
EVERTEC, Inc.	137,189	5,616,518

Food Products—1.7%
Simply Good Foods Co. (a)	112,217	4,443,793
Sovos Brands, Inc. (a)	84,934	1,871,096

		6,314,889

Ground Transportation—0.8%
Marten Transport Ltd. (b)	148,278	3,110,872

Health Care Equipment & Supplies—7.3%
AtriCure, Inc. (a)	81,301	2,901,633
Axonics, Inc. (a)	79,445	4,943,862
CONMED Corp. (b)	40,896	4,478,521
Glaukos Corp. (a)	42,584	3,385,002
LivaNova PLC (a)	56,253	2,910,530
Merit Medical Systems, Inc. (a) (b)	75,019	5,698,443
PROCEPT BioRobotics Corp. (a) (b)	80,968	3,393,369

		27,711,360

Health Care Providers & Services—6.2%
Acadia Healthcare Co., Inc. (a)	45,656	3,550,211
Ensign Group, Inc.	39,616	4,445,311
HealthEquity, Inc. (a)	47,071	3,120,807
Option Care Health, Inc. (a)	173,119	5,832,379
Progyny, Inc. (a)	106,688	3,966,660
RadNet, Inc. (a)	68,821	2,392,906

		23,308,274

Health Care Technology—1.1%
Evolent Health, Inc. - Class A (a)	128,086	4,230,681

Hotels, Restaurants & Leisure—3.3%
Life Time Group Holdings, Inc. (a) (b)	225,185	3,395,790
Papa John’s International, Inc. (b)	41,531	3,165,908
Texas Roadhouse, Inc.	47,559	5,813,136

		12,374,834

Household Durables—1.6%
Installed Building Products, Inc. (b)	33,932	6,203,448

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—2.9%
BRP Group, Inc. - Class A (a) (b)	149,325	$3,586,787
Goosehead Insurance, Inc. - Class A (a)	58,479	4,432,708
Kinsale Capital Group, Inc. (b)	8,278	2,772,385

		10,791,880

Leisure Products—0.8%
Malibu Boats, Inc. - Class A (a)	52,191	2,861,111

Life Sciences Tools & Services—1.3%
Medpace Holdings, Inc. (a) (b)	15,969	4,894,978

Machinery—4.0%
Albany International Corp. - Class A	53,873	5,291,406
ESCO Technologies, Inc.	40,118	4,695,010
RBC Bearings, Inc. (a) (b)	17,868	5,090,414

		15,076,830

Metals & Mining—1.0%
ATI, Inc. (a)(b)	85,106	3,869,770

Oil, Gas & Consumable Fuels—0.9%
Magnolia Oil & Gas Corp. - Class A (b)	152,656	3,250,046

Personal Care Products—3.5%
BellRing Brands, Inc. (a)	97,099	5,382,198
elf Beauty, Inc. (a)	24,858	3,588,004
Inter Parfums, Inc.	30,429	4,382,080

		13,352,282

Pharmaceuticals—0.9%
Supernus Pharmaceuticals, Inc. (a) (b)	122,626	3,548,796

Professional Services—3.7%
FTI Consulting, Inc. (a)	16,586	3,303,102
Huron Consulting Group, Inc. (a)	34,837	3,581,244
ICF International, Inc.	26,223	3,516,242
KBR, Inc.	67,786	3,756,022

		14,156,610

Semiconductors & Semiconductor Equipment—6.4%
MACOM Technology Solutions Holdings, Inc. (a) (b)	81,428	7,568,732
Onto Innovation, Inc. (a)	34,584	5,287,894
Rambus, Inc. (a) (b)	104,145	7,107,896
Silicon Laboratories, Inc. (a)	32,489	4,297,320

		24,261,842

Software—7.3%
Agilysys, Inc. (a)	29,225	2,478,865
Clearwater Analytics Holdings, Inc. - Class A (a)	155,549	3,115,646
Intapp, Inc. (a)	97,708	3,714,858
Tenable Holdings, Inc. (a)	91,835	4,229,920
Varonis Systems, Inc. (a) (b)	134,556	6,092,696
Vertex, Inc. - Class A (a)	134,887	3,633,856
Workiva, Inc. (a) (b)	40,949	4,157,552

		27,423,393

Specialty Retail—0.9%
Boot Barn Holdings, Inc. (a) (b)	42,610	3,270,744

Technology Hardware, Storage & Peripherals—1.3%
Pure Storage, Inc. - Class A (a)	142,345	5,076,023

Textiles, Apparel & Luxury Goods—1.6%
Columbia Sportswear Co. (b)	34,789	2,767,117
Oxford Industries, Inc.	33,283	3,328,300

		6,095,417

Trading Companies & Distributors—3.8%
Applied Industrial Technologies, Inc.	32,917	5,684,437
McGrath RentCorp	35,060	4,193,877
SiteOne Landscape Supply, Inc. (a)	27,143	4,410,737

		14,289,051

Total Common Stocks (Cost $294,511,186)		372,859,486

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $5,471,112; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $5,579,079.	5,469,593	5,469,593

Total Short-Term Investments (Cost $5,469,593)		5,469,593

Securities Lending Reinvestments (c)—2.5%

Repurchase Agreements—0.1%
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $45,656; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $46,567.	45,629	45,629
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $222,499; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $226,815.	222,368	222,368
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $36,220; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $36,923.	36,199	36,199

		304,196

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—2.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (d)	2,000,000	$2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (d)	1,945,375	1,945,375
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (d)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (d)	700,000	700,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (d)	500,000	500,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.320% (d)	2,000,000	2,000,000

		9,145,375

Total Securities Lending Reinvestments (Cost $9,449,571)		9,449,571

Total Investments— 102.8% (Cost $309,430,350)		387,778,650
Other assets and liabilities (net)—(2.8)%		(10,574,974)

Net Assets—100.0%		$377,203,676

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)

All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $56,764,908 and the collateral received consisted of cash in the amount of $9,449,571 and non-cash collateral with a value of $49,297,706. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$372,859,486	$—	$—	$372,859,486
Total Short-Term Investment*	—	5,469,593	—	5,469,593
Securities Lending Reinvestments
Repurchase Agreements	—	304,196	—	304,196
Mutual Funds	9,145,375	—	—	9,145,375
Total Securities Lending Reinvestments	9,145,375	304,196	—	9,449,571
Total Investments	$382,004,861	$5,773,789	$—	$387,778,650

Collateral for Securities Loaned (Liability)	$—	$(9,449,571)	$—	$(9,449,571)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$387,778,650
Receivable for:
Fund shares sold	108,075
Dividends and interest	95,077
Prepaid expenses	1,342

Total Assets	387,983,144

Liabilities
Collateral for securities loaned	9,449,571
Payables for:
Investments purchased	544,665
Fund shares redeemed	287,155
Accrued Expenses:
Management fees	252,167
Distribution and service fees	10,801
Deferred trustees’ fees	169,435
Other expenses	65,674

Total Liabilities	10,779,468

Net Assets	$377,203,676

Net Assets Consist of:
Paid in surplus	$296,397,961
Distributable earnings (Accumulated losses)	80,805,715

Net Assets	$377,203,676

Net Assets
Class A	$322,766,395
Class B	48,871,483
Class E	5,565,798
Capital Shares Outstanding*
Class A	30,386,098
Class B	5,495,413
Class E	577,868
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.62
Class B	8.89
Class E	9.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $309,430,350.
(b)	Includes securities loaned at value of $56,764,908.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$1,406,995
Interest	238,782
Securities lending income	22,608

Total investment income	1,668,385

Expenses
Management fees	3,299,920
Administration fees	28,935
Custodian and accounting fees	38,417
Distribution and service fees—Class B	121,152
Distribution and service fees—Class E	8,223
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	27,149
Insurance	3,201
Miscellaneous	13,933

Total expenses	3,682,780
Less management fee waiver	(346,658)
Less broker commission recapture	(15,390)

Net expenses	3,320,732

Net Investment Loss	(1,652,347)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	3,808,749
Net change in unrealized appreciation on investments	40,238,157

Net realized and unrealized gain (loss)	44,046,906

Net Increase (Decrease) in Net Assets From Operations	$42,394,559

(a)	Net of foreign withholding taxes of $3,513.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,652,347)	$(1,833,453)
Net realized gain (loss)	3,808,749	(1,101,671)
Net change in unrealized appreciation (depreciation)	40,238,157	(111,073,732)

Increase (decrease) in net assets from operations	42,394,559	(114,008,856)

From Distributions to Shareholders
Class A	0	(74,072,817)
Class B	0	(13,229,310)
Class E	0	(1,375,802)
From Return of Capital
Class A	0	(149,537)
Class B	0	(26,707)
Class E	0	(2,777)

Total distributions	0	(88,856,950)

Increase (decrease) in net assets from capital share transactions	(30,684,639)	74,461,907

Total increase (decrease) in net assets	11,709,920	(128,403,899)

Net Assets
Beginning of period	365,493,756	493,897,655

End of period	$377,203,676	$365,493,756

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	450,943	$4,516,592	1,414,103	$18,099,302
Reinvestments	0	0	8,580,619	74,222,354
Redemptions	(2,868,964)	(29,515,537)	(2,731,996)	(26,967,419)

Net increase (decrease)	(2,418,021)	$(24,998,945)	7,262,726	$65,354,237

Class B
Sales	224,310	$1,873,361	292,625	$2,945,876
Reinvestments	0	0	1,823,386	13,256,017
Redemptions	(841,749)	(7,058,831)	(856,180)	(7,817,104)

Net increase (decrease)	(617,439)	$(5,185,470)	1,259,831	$8,384,789

Class E
Sales	8,725	$78,288	22,367	$221,029
Reinvestments	0	0	175,392	1,378,579
Redemptions	(64,791)	(578,512)	(85,815)	(876,727)

Net increase (decrease)	(56,066)	$(500,224)	111,944	$722,881

Increase (decrease) derived from capital shares transactions		$(30,684,639)		$74,461,907

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$9.49	$16.30		$16.31	$14.03	$13.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.05)		(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.17	(3.96)		1.65	4.16	3.41

Total income (loss) from investment operations	1.13	(4.01)		1.56	4.09	3.35

Less Distributions
Distributions from net realized capital gains	0.00	(2.80)		(1.57)	(1.81)	(2.51)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(2.80)		(1.57)	(1.81)	(2.51)

Net Asset Value, End of Period	$10.62	$9.49		$16.30	$16.31	$14.03

Total Return (%) (c)	11.91	(22.96)		10.00	34.34	26.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.95		0.95	0.97	0.98
Net ratio of expenses to average net assets (%) (d)	0.87	0.86		0.86	0.88	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.42)	(0.43)		(0.57)	(0.52)	(0.45)
Portfolio turnover rate (%)	36	33		44	57	47
Net assets, end of period (in millions)	$322.8	$311.3		$416.3	$428.9	$283.4

	Class B
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$7.97	$14.35		$14.57	$12.76	$12.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	(0.06)		(0.12)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.98	(3.52)		1.47	3.71	3.14

Total income (loss) from investment operations	0.92	(3.58)		1.35	3.62	3.05

Less Distributions
Distributions from net realized capital gains	0.00	(2.80)		(1.57)	(1.81)	(2.51)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(2.80)		(1.57)	(1.81)	(2.51)

Net Asset Value, End of Period	$8.89	$7.97		$14.35	$14.57	$12.76

Total Return (%) (c)	11.54	(23.10)		9.74	34.04	26.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	1.20		1.20	1.22	1.23
Net ratio of expenses to average net assets (%) (d)	1.12	1.11		1.11	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	(0.67)	(0.68)		(0.81)	(0.78)	(0.70)
Portfolio turnover rate (%)	36	33		44	57	47
Net assets, end of period (in millions)	$48.9	$48.7		$69.6	$73.3	$63.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$8.62	$15.19		$15.32	$13.31	$12.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.06)		(0.11)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	1.06	(3.71)		1.55	3.90	3.26

Total income (loss) from investment operations	1.01	(3.77)		1.44	3.82	3.18

Less Distributions
Distributions from net realized capital gains	0.00	(2.80)		(1.57)	(1.81)	(2.51)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(2.80)		(1.57)	(1.81)	(2.51)

Net Asset Value, End of Period	$9.63	$8.62		$15.19	$15.32	$13.31

Total Return (%) (c)	11.72	(23.07)		9.86	34.15	26.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.10		1.10	1.12	1.13
Net ratio of expenses to average net assets (%) (d)	1.02	1.01		1.01	1.03	1.04
Ratio of net investment income (loss) to average net assets (%)	(0.56)	(0.58)		(0.70)	(0.68)	(0.60)
Portfolio turnover rate (%)	36	33		44	57	47
Net assets, end of period (in millions)	$5.6	$5.5		$7.9	$8.4	$7.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $5,469,593. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $304,196. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$129,473,119	$0	$157,572,444

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$3,299,920	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$310,000,566

Gross unrealized appreciation	87,390,616
Gross unrealized (depreciation)	(9,612,532)

Net unrealized appreciation (depreciation)	$77,778,084

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$—	$—	$—	$88,677,929	$—	$179,021	$—	$88,856,950

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$3,197,067	$77,778,084	$—	$80,975,151

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $807,674.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Loomis Sayles Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-22

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-23

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that

BHFTII-24

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned 5.20%, 5.03%, 5.05%, and 4.90%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 5.53%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. fixed income market performance was lackluster for most of 2023 as the U.S. Federal Reserve Bank’s (the “Fed”) monetary tightening policy decreased inflation. The market remained volatile over the year as it was unclear how the economy was affected by the policy. The Fed’s announcement in December that easing may be required in the near term caused the fixed income market to rally and provide positive performance by year-end. Gross domestic product (“GDP”) expanded at a modest pace during the year as the labor market remained strong and the unemployment rate was stable at 3.7%. The U.S. inflation rate decreased from 7.1% to 3.1% over the period but remained above the Fed’s target rate of 2%. In March, the Fed’s most aggressive tightening policy since the 1980’s created volatility in the regional banking sector as consumers withdrew unprecedented amounts of capital from their balance sheets. The sector stabilized in May as deposit outflows from small and mid-sized banks slowed dramatically, reflecting a lower probability of solvency concerns.

The Federal Open Market Committee (the “FOMC”) increased the federal funds target rate by 1.00% during 2023 with 25 basis point (“bp”) hikes in February, March, May, and July to a target range of 5.25%—5.50%. They maintained the current range at the September meeting throughout the remainder of the year. In their December policy statement, the FOMC signaled it may be prepared to pivot from their current policy and may begin easing monetary policy in 2024. Additionally, the Fed continued to unwind its asset purchase program. The FOMC stated it remained committed to restoring inflation to its long-term target and additional policy firming may be appropriate, though the committee noted it will consider the impact of financial conditions on the economy.

U.S. Treasury ultra-short rates increased dramatically over the year driven by monetary tightening, as 1-month T-Bills increased 140 bps. However, the remainder of the curve normalized as 2-year rates decreased 15 bps to 4.25%, the 10-year Treasury increased only 3 bps to 3.86% and the 30-year Treasury increased 8 bps to 4.02%. The overall curve steepened as the difference between the 2-year and 10-year Treasury increased 18 bps to -0.39%, while the 10-year and 30-year yield differential increased only 5 bps to 0.16% at year end.

The Bloomberg U.S. Aggregate Bond Index (the “Index”) returned 5.53% in 2023. The corporate sector was the best performing asset class during the year, returning 8.52%. U.S. Treasuries were the worst performing asset class, returning 4.05%. Option adjusted spreads for the Index decreased 2 bps, ending the year at 0.43%. The worst performing asset classes were commercial mortgage-backed securities and Agency mortgage-backed securities with spreads increasing by 19 and 8 bps, respectively. Corporates were the best performing sector with spreads decreasing 16 bps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	5.20	0.87	1.57
Class B	5.03	0.63	1.33
Class E	5.05	0.71	1.42
Class G	4.90	0.57	1.27
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	42.2
Agency Sponsored Mortgage-Backed	27.2
Corporate Bonds & Notes	26.2
Foreign Government	1.6
Non-Agency Mortgage-Backed Securities	0.8
Municipals	0.5
Asset-Backed Securities	0.3

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.28%	$1,000.00	$1,031.40	$1.43
	Hypothetical*	0.28%	$1,000.00	$1,023.79	$1.43

Class B (a)	Actual	0.53%	$1,000.00	$1,031.00	$2.71
	Hypothetical*	0.53%	$1,000.00	$1,022.53	$2.70

Class E (a)	Actual	0.43%	$1,000.00	$1,030.50	$2.20
	Hypothetical*	0.43%	$1,000.00	$1,023.04	$2.19

Class G (a)	Actual	0.58%	$1,000.00	$1,030.10	$2.97
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—69.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—27.2%
Federal Home Loan Mortgage Corp.
1.500%, 03/01/36	1,390,399	$1,213,629
1.500%, 05/01/36	3,643,699	3,180,452
1.500%, 01/01/42	2,643,599	2,183,829
1.500%, 03/01/51	828,014	645,891
1.500%, 04/01/51	4,184,896	3,263,964
2.000%, 10/01/35	2,141,461	1,925,480
2.000%, 11/01/35	1,702,403	1,530,244
2.000%, 06/01/36	716,829	644,302
2.000%, 03/01/41	1,878,881	1,616,665
2.000%, 12/01/41	2,550,940	2,188,502
2.000%, 10/01/50	3,541,642	2,913,310
2.000%, 11/01/50	3,660,057	3,009,581
2.000%, 12/01/50	5,979,763	4,915,167
2.000%, 01/01/51	9,097,543	7,475,058
2.000%, 02/01/51	3,835,930	3,150,627
2.000%, 05/01/51	5,288,484	4,333,589
2.000%, 06/01/51	1,670,289	1,368,311
2.000%, 07/01/51	5,080,387	4,160,702
2.000%, 08/01/51	4,183,694	3,425,361
2.000%, 12/01/51	4,448,250	3,637,823
2.500%, 12/01/27	192,297	185,599
2.500%, 04/01/28	383,838	368,574
2.500%, 12/01/29	555,470	529,976
2.500%, 01/01/32	1,478,930	1,393,823
2.500%, 08/01/35	1,094,059	1,010,367
2.500%, 02/01/41	1,392,384	1,243,848
2.500%, 03/01/50	1,509,959	1,297,040
2.500%, 07/01/50	3,950,594	3,389,601
2.500%, 09/01/50	2,732,158	2,342,830
2.500%, 10/01/50	2,215,230	1,899,014
2.500%, 12/01/50	3,056,716	2,618,865
2.500%, 04/01/51	2,589,677	2,216,015
2.500%, 07/01/51	5,580,175	4,770,864
2.500%, 08/01/51	3,905,964	3,338,500
2.500%, 12/01/51	2,168,798	1,851,560
3.000%, 03/01/27	141,494	138,129
3.000%, 05/01/27	199,387	193,950
3.000%, 11/01/28	317,441	307,138
3.000%, 10/01/32	380,524	361,858
3.000%, 04/01/33	719,301	683,922
3.000%, 03/01/35	633,547	600,863
3.000%, 02/01/37	810,424	761,175
3.000%, 10/01/42	877,217	799,897
3.000%, 01/01/43	617,245	563,008
3.000%, 03/01/43	572,884	522,545
3.000%, 04/01/43	1,319,736	1,206,408
3.000%, 06/01/43	926,025	846,530
3.000%, 06/01/45	933,824	846,380
3.000%, 06/01/46	920,279	832,542
3.000%, 11/01/46	1,035,664	936,926
3.000%, 01/01/47	1,829,637	1,655,203
3.000%, 01/01/48	396,951	358,361
3.000%, 09/01/49	882,371	790,374
3.000%, 12/01/49	1,140,214	1,021,333

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.000%, 02/01/50	579,778	519,329
3.000%, 04/01/50	1,034,798	925,769
3.000%, 05/01/50	978,037	874,685
3.000%, 07/01/50	867,301	775,114
3.000%, 11/01/50	928,885	829,002
3.500%, 12/01/25	90,428	88,771
3.500%, 05/01/26	35,780	35,171
3.500%, 09/01/30	575,493	558,812
3.500%, 04/01/32	413,829	398,879
3.500%, 01/01/42	289,065	273,162
3.500%, 03/01/42	265,586	250,699
3.500%, 02/01/43	460,719	434,896
3.500%, 05/01/43	690,250	649,899
3.500%, 06/01/43	387,847	365,180
3.500%, 06/01/44	324,909	304,785
3.500%, 10/01/44	425,318	398,975
3.500%, 12/01/44	502,335	471,221
3.500%, 05/01/45	657,461	616,492
3.500%, 11/01/45	636,797	597,115
3.500%, 12/01/45	391,580	367,179
3.500%, 03/01/46	1,122,827	1,052,366
3.500%, 06/01/47	516,071	481,734
3.500%, 08/01/47	331,617	309,553
3.500%, 10/01/47	460,556	429,434
3.500%, 11/01/47	447,424	417,655
3.500%, 04/01/49	309,056	286,858
3.500%, 05/01/49	198,122	183,892
3.500%, 10/01/49	415,958	386,081
3.500%, 03/01/50	564,884	524,311
3.500%, 06/01/50	1,083,197	1,000,510
3.500%, 08/01/50	1,584,141	1,462,908
4.000%, 05/01/25	33,602	33,167
4.000%, 08/01/25	17,933	17,688
4.000%, 10/01/25	21,646	21,326
4.000%, 01/01/31	163,186	159,999
4.000%, 08/01/31	183,253	179,439
4.000%, 06/01/39	167,735	163,395
4.000%, 12/01/39	327,719	319,461
4.000%, 11/01/40	232,925	226,590
4.000%, 04/01/41	280,448	272,502
4.000%, 09/01/41	242,232	235,368
4.000%, 10/01/41	671,239	652,204
4.000%, 11/01/41	197,589	191,991
4.000%, 07/01/44	537,715	520,610
4.000%, 10/01/44	417,957	404,661
4.000%, 07/01/45	663,850	641,785
4.000%, 01/01/46	606,009	585,867
4.000%, 02/01/46	340,779	329,452
4.000%, 06/01/47	546,619	527,394
4.000%, 10/01/47	291,144	280,904
4.000%, 11/01/47	274,202	264,559
4.000%, 03/01/48	438,304	422,889
4.000%, 05/01/48	201,113	193,583
4.000%, 10/01/48	220,400	212,148
4.000%, 11/01/48	267,064	257,064

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
4.000%, 01/01/49	158,940	$152,989
4.000%, 02/01/49	152,511	146,630
4.000%, 06/01/49	303,035	290,899
4.500%, 05/01/29	35,416	35,072
4.500%, 10/01/35	90,851	90,415
4.500%, 06/01/38	133,116	132,476
4.500%, 02/01/39	76,776	76,677
4.500%, 03/01/39	117,464	117,234
4.500%, 04/01/39	126,216	125,968
4.500%, 09/01/39	149,796	149,503
4.500%, 10/01/39	353,379	352,685
4.500%, 11/01/39	100,180	99,984
4.500%, 01/01/40	115,070	114,845
4.500%, 05/01/40	145,655	145,324
4.500%, 11/01/40	205,618	205,150
4.500%, 02/01/41	46,943	46,780
4.500%, 05/01/41	151,992	151,426
4.500%, 06/01/41	88,419	88,090
4.500%, 12/01/43	179,561	179,204
4.500%, 12/01/45	258,601	257,133
4.500%, 08/01/47	393,191	388,698
4.500%, 08/01/48	157,347	155,292
4.500%, 10/01/48	277,790	274,162
4.500%, 12/01/48	177,266	174,951
4.500%, 01/01/49	152,594	150,427
5.000%, 03/01/27	13,054	12,988
5.000%, 10/01/33	103,386	104,391
5.000%, 03/01/34	20,716	20,946
5.000%, 08/01/35	141,091	142,838
5.000%, 09/01/35	38,865	39,346
5.000%, 10/01/35	6,664	6,747
5.000%, 01/01/36	118,024	119,486
5.000%, 04/01/38	67,633	68,797
5.000%, 11/01/39	312,265	318,185
5.000%, 05/01/40	340,001	347,416
5.500%, 01/01/24	10	10
5.500%, 06/01/34	30,242	31,038
5.500%, 10/01/35	45,146	46,558
5.500%, 01/01/36	72,524	74,792
5.500%, 12/01/37	84,138	87,017
5.500%, 04/01/38	28,276	29,316
5.500%, 07/01/38	47,878	49,638
6.000%, 11/01/28	900	923
6.000%, 12/01/28	936	959
6.000%, 04/01/29	574	588
6.000%, 06/01/31	866	895
6.000%, 07/01/31	169	174
6.000%, 09/01/31	27,880	28,837
6.000%, 11/01/32	5,682	5,925
6.000%, 11/01/35	22,524	23,618
6.000%, 02/01/36	35,709	37,446
6.000%, 08/01/36	15,318	16,102
6.000%, 01/01/37	20,314	21,354
6.500%, 02/01/30	2,828	2,954
6.500%, 08/01/31	2,137	2,239

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
6.500%, 11/01/31	4,422	4,635
6.500%, 03/01/32	85,839	90,171
6.500%, 04/01/32	49,954	52,491
6.500%, 11/01/37	24,658	26,279
6.500%, 04/01/53	913,442	935,511
7.000%, 12/01/27	224	229
7.000%, 11/01/28	333	348
7.000%, 04/01/29	742	775
7.000%, 05/01/29	179	187
7.000%, 07/01/29	99	103
7.000%, 01/01/31	27,518	28,841
7.500%, 10/01/27	1,585	1,624
7.500%, 10/01/29	2,415	2,546
7.500%, 05/01/30	3,781	3,937
8.000%, 02/01/27	495	507
8.000%, 10/01/28	812	837
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.519%, 07/25/29	2,250,000	2,051,306
2.785%, 06/25/29	1,800,000	1,667,115
3.194%, 07/25/27	685,000	658,592
3.780%, 10/25/28 (a)	4,000,000	3,898,043
3.920%, 09/25/28 (a)	2,900,000	2,846,644
3.926%, 07/25/28 (a)	2,500,000	2,455,482
Federal National Mortgage Association
1.500%, 04/01/36	1,439,133	1,256,167
1.500%, 05/01/36	3,665,106	3,199,138
1.500%, 09/01/36	1,574,681	1,374,482
1.500%, 11/01/36	2,435,929	2,126,234
1.500%, 03/01/51	3,329,105	2,596,861
1.500%, 04/01/51	4,218,548	3,290,210
1.500%, 10/01/51	892,901	694,858
2.000%, 11/01/35	7,639,417	6,866,864
2.000%, 12/01/35	1,189,564	1,068,946
2.000%, 09/01/36	3,776,935	3,391,731
2.000%, 12/01/36	2,399,281	2,152,637
2.000%, 02/01/37	813,294	729,249
2.000%, 02/01/41	2,197,643	1,890,550
2.000%, 06/01/41	2,001,124	1,720,482
2.000%, 10/01/50	9,236,525	7,597,850
2.000%, 11/01/50	7,275,621	5,982,578
2.000%, 12/01/50	3,704,989	3,045,379
2.000%, 01/01/51	9,109,101	7,484,554
2.000%, 02/01/51	3,850,160	3,162,315
2.000%, 04/01/51	5,647,657	4,635,631
2.000%, 05/01/51	4,116,927	3,373,570
2.000%, 06/01/51	2,511,646	2,057,556
2.000%, 09/01/51	4,323,877	3,539,128
2.000%, 10/01/51	3,492,723	2,858,009
2.000%, 11/01/51	1,764,833	1,445,703
2.000%, 12/01/51	4,453,515	3,642,128
2.500%, 12/01/27	519,341	501,003
2.500%, 02/01/28	489,482	471,497
2.500%, 07/01/28	326,142	312,540
2.500%, 10/01/28	563,725	540,698

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
2.500%, 03/01/30	621,634	$590,827
2.500%, 09/01/31	1,106,709	1,043,264
2.500%, 01/01/32	347,444	327,213
2.500%, 04/01/32	829,906	780,194
2.500%, 09/01/32	196,487	184,295
2.500%, 12/01/34	663,735	615,635
2.500%, 09/01/35	648,019	598,447
2.500%, 02/01/41	1,606,109	1,432,870
2.500%, 01/01/50	918,066	791,928
2.500%, 03/01/50	847,327	727,845
2.500%, 05/01/50	2,043,853	1,754,635
2.500%, 07/01/50	3,314,577	2,843,900
2.500%, 08/01/50	5,955,264	5,108,126
2.500%, 09/01/50	4,821,408	4,134,366
2.500%, 11/01/50	1,181,493	1,012,546
2.500%, 12/01/50	1,837,026	1,573,886
2.500%, 01/01/51	1,902,243	1,629,290
2.500%, 02/01/51	947,504	811,312
2.500%, 05/01/51	2,989,388	2,557,311
2.500%, 07/01/51	3,965,706	3,390,547
2.500%, 08/01/51	2,012,475	1,720,100
2.500%, 09/01/51	4,926,923	4,209,911
2.500%, 10/01/51	5,019,957	4,288,160
2.500%, 12/01/51	3,460,124	2,953,999
2.500%, 02/01/52	4,004,279	3,416,571
2.500%, 03/01/52	896,113	763,054
3.000%, 01/01/27	136,226	132,998
3.000%, 02/01/27	235,772	230,090
3.000%, 03/01/27	119,145	115,871
3.000%, 01/01/29	903,741	873,285
3.000%, 10/01/29	392,890	378,312
3.000%, 06/01/30	480,990	461,724
3.000%, 02/01/33	453,687	429,649
3.000%, 08/01/35	556,048	522,069
3.000%, 01/01/36	703,750	667,047
3.000%, 05/01/36	640,451	600,888
3.000%, 08/01/42	668,749	609,164
3.000%, 09/01/42	560,641	510,764
3.000%, 11/01/42	851,392	775,688
3.000%, 12/01/42	560,165	510,379
3.000%, 01/01/43	414,834	377,926
3.000%, 03/01/43	841,504	768,488
3.000%, 07/01/43	845,988	772,400
3.000%, 09/01/43	491,391	448,647
3.000%, 05/01/45	1,184,410	1,072,428
3.000%, 05/01/46	660,918	597,200
3.000%, 06/01/46	911,326	823,465
3.000%, 08/01/46	973,516	879,660
3.000%, 02/01/47	1,366,615	1,234,860
3.000%, 11/01/49	610,602	546,940
3.000%, 12/01/49	1,100,080	985,384
3.000%, 01/01/50	1,149,171	1,029,357
3.000%, 02/01/50	558,667	500,419
3.000%, 05/01/50	2,287,240	2,045,542
3.000%, 07/01/50	852,026	761,462

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
3.000%, 08/01/50	2,304,081	2,058,463
3.000%, 11/01/51	2,397,064	2,124,111
3.000%, 04/01/52	2,713,373	2,403,302
3.000%, 05/01/52	2,302,490	2,037,088
3.000%, 06/01/52	3,248,810	2,874,075
3.500%, 02/01/26	141,011	138,203
3.500%, 03/01/26	86,906	85,337
3.500%, 05/01/29	400,086	389,093
3.500%, 04/01/32	347,930	335,242
3.500%, 08/01/32	143,300	138,376
3.500%, 03/01/34	215,551	208,934
3.500%, 09/01/35	499,868	478,591
3.500%, 07/01/38	365,192	349,786
3.500%, 12/01/40	396,977	374,520
3.500%, 03/01/42	373,619	354,484
3.500%, 05/01/42	683,251	644,218
3.500%, 06/01/42	476,547	449,322
3.500%, 08/01/42	294,022	277,225
3.500%, 09/01/42	1,272,803	1,200,139
3.500%, 01/01/43	484,783	457,088
3.500%, 06/01/43	577,576	549,061
3.500%, 08/01/44	607,421	569,135
3.500%, 02/01/45	695,160	651,345
3.500%, 03/01/45	765,444	716,904
3.500%, 04/01/45	431,178	403,836
3.500%, 09/01/45	587,578	550,317
3.500%, 11/01/45	600,268	562,202
3.500%, 01/01/46	732,834	686,362
3.500%, 03/01/46	677,404	633,794
3.500%, 05/01/46	483,706	452,566
3.500%, 11/01/47	1,127,050	1,050,890
3.500%, 02/01/49	222,187	207,047
3.500%, 08/01/49	259,134	240,521
3.500%, 10/01/49	542,337	503,383
3.500%, 01/01/50	354,111	328,677
3.500%, 02/01/50	175,984	163,344
3.500%, 05/01/50	815,738	753,784
3.500%, 04/01/52	2,726,142	2,505,386
3.500%, 06/01/52	919,299	844,714
3.500%, 08/01/52	1,886,141	1,732,820
3.500%, 09/01/53	1,768,414	1,622,042
4.000%, 06/01/24	3,528	3,500
4.000%, 11/01/24	35,305	34,911
4.000%, 02/01/31	148,416	145,353
4.000%, 03/01/38	337,471	329,948
4.000%, 08/01/39	244,617	238,201
4.000%, 09/01/39	217,497	211,617
4.000%, 12/01/39	263,429	256,307
4.000%, 06/01/40	275,807	268,002
4.000%, 09/01/40	173,149	168,249
4.000%, 12/01/40	1,374,540	1,337,388
4.000%, 01/01/41	621,815	604,218
4.000%, 12/01/41	263,738	255,979
4.000%, 02/01/42	361,244	350,617
4.000%, 09/01/43	482,603	468,151

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
4.000%, 05/01/44	499,648	$483,205
4.000%, 10/01/44	273,458	264,459
4.000%, 11/01/44	715,665	693,794
4.000%, 01/01/45	605,327	585,394
4.000%, 03/01/45	398,306	384,646
4.000%, 10/01/45	562,214	542,933
4.000%, 03/01/47	168,135	162,038
4.000%, 05/01/47	180,090	173,559
4.000%, 06/01/47	270,163	260,365
4.000%, 07/01/47	293,752	283,099
4.000%, 10/01/47	436,074	420,260
4.000%, 05/01/48	490,680	471,756
4.000%, 06/01/48	418,537	402,396
4.000%, 07/01/48	312,522	300,470
4.000%, 09/01/48	149,993	144,208
4.000%, 10/01/48	233,967	224,944
4.000%, 11/01/48	290,219	279,027
4.000%, 04/01/49	487,371	467,853
4.000%, 02/01/50	503,272	483,117
4.000%, 03/01/50	557,601	535,271
4.000%, 09/01/50	410,511	391,352
4.000%, 09/01/52	3,726,350	3,528,187
4.000%, 11/01/52	1,425,459	1,349,213
4.500%, 08/01/24	9,058	8,984
4.500%, 06/01/25	35,747	35,345
4.500%, 08/01/30	84,275	83,489
4.500%, 08/01/33	43,164	42,844
4.500%, 10/01/33	52,316	51,926
4.500%, 04/01/34	46,210	45,905
4.500%, 01/01/39	8,031	8,079
4.500%, 07/01/39	393,481	393,730
4.500%, 09/01/39	477,175	475,696
4.500%, 10/01/39	272,292	271,448
4.500%, 05/01/40	388,245	389,983
4.500%, 08/01/40	427,467	426,009
4.500%, 11/01/40	243,567	242,736
4.500%, 12/01/40	544,046	543,348
4.500%, 04/01/41	1,432,996	1,426,798
4.500%, 05/01/41	283,328	281,952
4.500%, 03/01/44	205,570	204,168
4.500%, 08/01/47	420,494	415,209
4.500%, 10/01/48	206,681	203,746
4.500%, 12/01/48	274,139	270,245
4.500%, 09/01/52	2,768,009	2,686,149
4.500%, 10/01/52	1,855,706	1,800,826
4.500%, 11/01/52	3,279,076	3,182,102
4.500%, 10/01/53	1,482,513	1,437,601
5.000%, 02/01/24	461	459
5.000%, 09/01/25	10,458	10,366
5.000%, 07/01/33	33,851	34,141
5.000%, 08/01/33	146,031	147,279
5.000%, 09/01/33	46,438	46,836
5.000%, 10/01/33	455,827	459,725
5.000%, 03/01/34	58,286	58,786

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
5.000%, 04/01/34	111,875	112,907
5.000%, 05/01/34	22,586	22,810
5.000%, 09/01/34	93,045	93,969
5.000%, 02/01/35	38,232	38,611
5.000%, 04/01/35	11,682	11,813
5.000%, 05/01/35	13,337	13,486
5.000%, 11/01/35	39,038	39,475
5.000%, 03/01/36	132,451	133,935
5.000%, 07/01/37	105,728	107,325
5.000%, 01/01/39	102,827	104,381
5.000%, 04/01/40	311,388	317,802
5.000%, 07/01/41	196,441	200,055
5.000%, 04/01/49	336,156	338,233
5.000%, 10/01/52	1,818,529	1,800,157
5.000%, 11/01/52	1,389,972	1,375,930
5.000%, 12/01/52	3,726,395	3,688,749
5.000%, 07/01/53	3,402,420	3,367,836
5.000%, 08/01/53	1,947,628	1,927,832
5.000%, 10/01/53	1,480,447	1,465,399
5.500%, 01/01/24	17	17
5.500%, 07/01/24	3,224	3,205
5.500%, 07/01/25	11,519	11,450
5.500%, 10/01/32	9,299	9,500
5.500%, 02/01/33	22,918	23,414
5.500%, 08/01/33	62,795	64,196
5.500%, 10/01/33	32,062	32,776
5.500%, 12/01/33	163,092	166,721
5.500%, 02/01/34	27,782	28,484
5.500%, 03/01/34	14,551	14,916
5.500%, 04/01/34	11,592	11,883
5.500%, 09/01/34	49,725	50,975
5.500%, 12/01/34	33,929	34,781
5.500%, 01/01/35	33,809	34,659
5.500%, 04/01/35	7,209	7,426
5.500%, 06/01/35	38,315	39,469
5.500%, 01/01/37	43,476	44,912
5.500%, 05/01/37	33,592	34,710
5.500%, 05/01/38	25,971	26,895
5.500%, 06/01/38	23,216	24,041
5.500%, 12/01/52	1,840,391	1,851,039
5.500%, 01/01/53	1,839,508	1,849,808
5.500%, 03/01/53	926,459	930,791
5.500%, 04/01/53	934,246	938,614
5.500%, 05/01/53	1,898,507	1,907,384
5.500%, 07/01/53	3,837,345	3,855,287
5.500%, 10/01/53	1,766,053	1,774,311
5.500%, 01/01/54	2,000,000	2,008,086
6.000%, 11/01/28	126	129
6.000%, 12/01/28	171	176
6.000%, 06/01/31	20,694	21,380
6.000%, 09/01/32	21,573	22,476
6.000%, 01/01/33	4,273	4,452
6.000%, 02/01/33	28,470	29,664
6.000%, 03/01/33	12,351	12,877
6.000%, 04/01/33	58,162	60,636

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
6.000%, 05/01/33	60,083	$62,646
6.000%, 05/01/34	51,997	54,323
6.000%, 09/01/34	50,634	52,903
6.000%, 01/01/35	27,688	28,927
6.000%, 07/01/36	8,958	9,407
6.000%, 09/01/36	34,015	35,720
6.000%, 07/01/37	28,781	30,292
6.000%, 08/01/37	57,718	60,748
6.000%, 10/01/37	38,090	40,090
6.000%, 12/01/38	36,233	38,149
6.000%, 04/01/53	2,755,665	2,798,588
6.000%, 05/01/53	935,188	949,754
6.000%, 07/01/53	1,900,461	1,930,063
6.000%, 09/01/53	1,743,993	1,771,157
6.000%, 12/01/53	1,985,673	2,016,691
6.500%, 05/01/28	6,487	6,754
6.500%, 12/01/28	32,863	34,213
6.500%, 03/01/29	897	936
6.500%, 04/01/29	5,773	6,026
6.500%, 05/01/29	193	201
6.500%, 08/01/29	303	317
6.500%, 05/01/30	7,876	8,218
6.500%, 09/01/31	2,607	2,729
6.500%, 06/01/32	5,371	5,637
6.500%, 10/01/33	10,295	10,841
6.500%, 10/01/34	75,159	79,164
6.500%, 10/01/37	11,985	12,764
6.500%, 09/01/53	1,436,387	1,471,090
6.500%, 01/01/54	2,900,000	2,971,679
7.000%, 06/01/26	87	87
7.000%, 06/01/28	3,371	3,514
7.000%, 10/01/29	1,528	1,593
7.000%, 06/01/32	18,458	19,523
7.000%, 10/01/37	48,940	53,350
7.000%, 12/01/53	993,969	1,025,093
7.500%, 09/01/25	377	379
7.500%, 06/01/26	470	475
7.500%, 07/01/29	1,702	1,769
7.500%, 10/01/29	1,095	1,119
8.000%, 11/01/29	24	26
8.000%, 05/01/30	10,222	10,608
8.000%, 11/01/30	304	316
8.000%, 01/01/31	449	463
8.000%, 02/01/31	1,126	1,199
Federal National Mortgage Association-Aces
1.610%, 03/25/31	720,249	676,652
2.190%, 01/25/30	1,435,000	1,268,889
Government National Mortgage Association
2.000%, 11/20/50	4,031,623	3,421,982
2.000%, 01/20/51	2,098,945	1,780,515
2.000%, 03/20/51	1,450,947	1,229,653
2.000%, 04/20/51	3,711,108	3,144,528
2.000%, 05/20/51	6,068,822	5,141,347
2.000%, 06/20/51	1,922,290	1,628,216
2.000%, 10/20/51	2,524,006	2,136,318

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
2.000%, 12/20/51	2,159,278	1,826,945
2.500%, 02/20/50	838,754	739,429
2.500%, 06/20/50	3,041,388	2,678,593
2.500%, 07/20/50	2,188,643	1,927,095
2.500%, 09/20/50	3,631,249	3,195,734
2.500%, 10/20/50	1,071,152	942,451
2.500%, 11/20/50	1,633,351	1,436,747
2.500%, 12/20/50	1,703,197	1,497,817
2.500%, 04/20/51	2,092,904	1,836,640
2.500%, 08/20/51	2,392,456	2,095,999
2.500%, 09/20/51	4,062,137	3,556,876
2.500%, 12/20/51	4,251,824	3,726,609
3.000%, 08/15/28	319,826	310,936
3.000%, 11/15/42	588,795	542,252
3.000%, 12/15/42	604,281	556,502
3.000%, 12/20/42	606,412	559,456
3.000%, 02/15/43	455,975	419,923
3.000%, 03/15/43	498,565	459,215
3.000%, 03/20/43	549,025	506,585
3.000%, 07/15/43	439,956	405,232
3.000%, 12/20/44	511,876	472,448
3.000%, 04/20/45	462,025	424,979
3.000%, 08/20/45	836,584	769,505
3.000%, 11/20/45	449,140	413,127
3.000%, 01/20/46	732,630	673,886
3.000%, 09/20/46	798,255	734,006
3.000%, 10/20/46	818,023	752,183
3.000%, 11/20/46	861,778	791,122
3.000%, 01/20/47	890,523	818,848
3.000%, 04/20/47	393,192	361,099
3.000%, 02/20/48	565,197	519,064
3.000%, 10/20/49	618,052	563,732
3.000%, 05/20/50	1,287,940	1,175,008
3.000%, 07/20/50	828,388	755,239
3.000%, 11/20/50	1,804,976	1,644,479
3.000%, 05/20/52	4,060,922	3,674,357
3.500%, 12/20/41	352,578	335,046
3.500%, 02/15/42	137,402	130,493
3.500%, 08/20/42	325,597	309,316
3.500%, 01/20/43	460,498	437,472
3.500%, 05/20/43	709,435	673,923
3.500%, 07/20/44	673,395	639,037
3.500%, 02/20/45	693,971	658,563
3.500%, 06/20/45	431,587	407,879
3.500%, 08/20/45	1,021,494	965,381
3.500%, 10/20/45	676,274	639,125
3.500%, 12/20/45	627,473	593,005
3.500%, 01/20/46	594,471	561,816
3.500%, 02/20/46	483,044	456,510
3.500%, 06/20/46	531,483	501,645
3.500%, 02/20/47	844,235	796,838
3.500%, 03/20/47	710,816	670,362
3.500%, 09/20/47	293,437	276,737
3.500%, 10/20/48	139,206	131,168
3.500%, 05/20/49	253,491	238,428

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
3.500%, 07/20/49	279,304	$262,643
3.500%, 09/20/49	747,131	702,305
3.500%, 10/20/49	465,385	437,463
3.500%, 11/20/49	648,664	609,670
3.500%, 12/20/49	421,687	396,289
3.500%, 06/20/50	609,237	571,055
3.500%, 02/20/51	1,000,139	939,670
4.000%, 07/15/39	367,513	358,216
4.000%, 07/15/40	204,885	199,795
4.000%, 11/20/40	303,510	296,456
4.000%, 12/20/40	410,232	400,698
4.000%, 11/20/43	202,529	197,571
4.000%, 04/20/44	286,338	279,138
4.000%, 05/20/44	342,638	334,023
4.000%, 09/20/44	567,562	553,292
4.000%, 11/20/44	149,259	145,506
4.000%, 10/20/45	520,753	506,739
4.000%, 11/20/45	281,524	273,948
4.000%, 03/20/47	107,733	104,330
4.000%, 04/20/47	429,114	414,745
4.000%, 09/20/47	391,335	378,231
4.000%, 07/20/48	272,910	263,489
4.000%, 08/20/48	196,403	189,624
4.000%, 09/20/48	354,690	342,447
4.000%, 07/20/49	361,328	348,479
4.000%, 05/20/50	521,449	503,244
4.000%, 07/20/52	2,322,261	2,217,112
4.000%, 10/20/52	1,423,417	1,357,821
4.500%, 01/15/39	76,992	77,037
4.500%, 04/15/39	189,772	189,887
4.500%, 05/15/39	409,711	409,960
4.500%, 08/15/39	149,780	149,871
4.500%, 01/15/40	165,464	165,564
4.500%, 04/15/40	71,021	71,053
4.500%, 08/20/40	244,867	245,040
4.500%, 12/20/40	188,302	188,436
4.500%, 02/15/41	49,765	49,787
4.500%, 04/15/41	57,251	57,250
4.500%, 04/20/41	139,488	139,380
4.500%, 03/20/42	148,762	148,647
4.500%, 10/20/43	176,783	175,990
4.500%, 03/20/47	270,591	268,950
4.500%, 03/20/49	184,650	182,594
4.500%, 08/20/52	2,328,126	2,276,555
4.500%, 10/20/52	2,836,408	2,769,549
5.000%, 12/15/35	72,041	73,339
5.000%, 12/15/36	16,812	16,897
5.000%, 01/15/39	201,607	205,294
5.000%, 02/15/39	34,556	35,217
5.000%, 08/15/39	227,862	232,295
5.000%, 09/15/39	36,237	36,943
5.000%, 12/15/39	166,121	169,467
5.000%, 05/15/40	131,085	133,554
5.000%, 08/20/40	129,866	132,142
5.000%, 10/20/40	139,352	141,793

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
5.000%, 06/20/44	298,548	303,779
5.000%, 10/20/48	207,725	209,395
5.000%, 01/20/49	143,355	144,507
5.000%, 04/20/53	1,953,434	1,939,865
5.000%, 07/20/53	3,066,981	3,045,677
5.500%, 03/15/36	43,499	44,436
5.500%, 09/15/38	17,307	17,664
5.500%, 08/15/39	54,590	56,920
5.500%, 04/20/53	2,917,088	2,933,951
5.500%, 08/20/53	2,477,676	2,491,999
6.000%, 01/15/29	747	755
6.000%, 01/15/33	56,110	58,387
6.000%, 03/15/35	40,765	42,854
6.000%, 12/15/35	27,518	28,646
6.000%, 09/15/36	35,434	37,050
6.000%, 07/15/38	91,501	96,687
6.000%, 01/20/53	938,662	953,470
6.000%, 12/20/53	3,900,000	3,960,438
6.500%, 02/15/27	2,561	2,574
6.500%, 07/15/28	1,002	1,009
6.500%, 08/15/28	2,440	2,478
6.500%, 11/15/28	1,092	1,120
6.500%, 12/15/28	3,274	3,322
6.500%, 07/15/29	1,112	1,126
6.500%, 06/20/31	5,884	6,179
6.500%, 05/15/36	75,011	79,590
6.500%, 11/20/53	1,996,324	2,043,294
7.000%, 01/15/28	448	460
7.000%, 05/15/28	2,335	2,361
7.000%, 06/15/28	2,080	2,126
7.000%, 10/15/28	2,486	2,541
7.000%, 03/15/31	183	185
7.000%, 08/15/31	21,533	22,794
7.000%, 07/15/32	8,974	9,521
7.500%, 02/20/28	418	429
8.000%, 08/15/26	327	332
8.000%, 09/15/26	443	443

		521,937,840

Federal Agencies—1.0%
Federal Farm Credit Banks Funding Corp.
4.750%, 03/09/26	2,000,000	2,017,600
5.490%, 11/06/25	1,600,000	1,601,152
Federal Home Loan Banks
3.000%, 09/10/27	2,000,000	1,926,800
3.250%, 11/16/28 (b)	2,700,000	2,624,670
Federal Home Loan Mortgage Corp.
1.500%, 02/12/25	1,500,000	1,448,310
6.250%, 07/15/32 (b)	1,600,000	1,857,984
6.750%, 03/15/31	900,000	1,049,499
Federal National Mortgage Association
0.750%, 10/08/27 (b)	750,000	666,323
2.125%, 04/24/26 (b)	2,500,000	2,387,325
6.625%, 11/15/30 (b)	1,450,000	1,669,762

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Tennessee Valley Authority
3.500%, 12/15/42	1,600,000	$1,352,240

		18,601,665

U.S. Treasury—41.2%
U.S. Treasury Bonds
1.125%, 05/15/40 (b)	4,100,000	2,652,188
1.125%, 08/15/40 (b)	3,200,000	2,050,000
1.250%, 05/15/50	3,200,000	1,734,000
1.375%, 11/15/40 (b)	5,500,000	3,662,656
1.375%, 08/15/50	5,100,000	2,856,000
1.625%, 11/15/50	5,200,000	3,112,688
1.750%, 08/15/41	4,300,000	3,001,266
1.875%, 02/15/41	5,200,000	3,752,937
1.875%, 02/15/51 (b)	5,800,000	3,697,500
1.875%, 11/15/51	6,500,000	4,128,516
2.000%, 02/15/50	4,000,000	2,644,375
2.000%, 08/15/51 (b)	6,500,000	4,264,609
2.250%, 05/15/41	3,700,000	2,828,188
2.250%, 08/15/46	3,000,000	2,141,719
2.250%, 08/15/49	6,000,000	4,208,437
2.250%, 02/15/52 (b)	2,100,000	1,462,781
2.375%, 02/15/42	1,300,000	1,001,203
2.375%, 05/15/51	5,100,000	3,656,859
2.500%, 05/15/46	4,800,000	3,606,750
2.750%, 08/15/42	4,820,000	3,921,522
2.750%, 11/15/42	1,200,000	973,313
2.750%, 08/15/47 (b)	3,000,000	2,346,563
2.750%, 11/15/47	800,000	625,500
2.875%, 05/15/43	3,260,000	2,685,934
2.875%, 08/15/45 (b)	2,200,000	1,779,938
2.875%, 11/15/46 (b)	4,600,000	3,697,250
2.875%, 05/15/49	2,300,000	1,836,047
2.875%, 05/15/52	3,900,000	3,119,391
3.000%, 11/15/44 (b)	2,600,000	2,158,813
3.000%, 05/15/45	3,100,000	2,565,734
3.000%, 02/15/47 (b)	3,000,000	2,461,875
3.000%, 05/15/47 (b)	2,800,000	2,296,438
3.000%, 08/15/48	7,700,000	6,294,750
3.000%, 02/15/49	6,300,000	5,149,266
3.000%, 08/15/52	4,700,000	3,861,344
3.125%, 11/15/41	3,000,000	2,617,031
3.125%, 02/15/43	3,270,000	2,805,558
3.125%, 08/15/44	2,700,000	2,292,891
3.125%, 05/15/48	2,500,000	2,091,406
3.250%, 05/15/42	3,100,000	2,730,422
3.375%, 08/15/42	2,200,000	1,969,000
3.375%, 05/15/44	3,000,000	2,653,594
3.375%, 11/15/48	5,000,000	4,375,000
3.500%, 02/15/39	1,872,000	1,777,815
3.625%, 08/15/43	2,600,000	2,398,906
3.625%, 02/15/44	2,420,000	2,224,131
3.625%, 02/15/53	4,300,000	3,988,922
3.625%, 05/15/53	3,200,000	2,972,500
3.750%, 08/15/41	1,300,000	1,241,297

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.875%, 02/15/43	2,000,000	1,914,063
3.875%, 05/15/43	2,000,000	1,914,063
4.000%, 11/15/42 (b)	3,100,000	3,023,953
4.000%, 11/15/52	500,000	495,469
4.125%, 08/15/53	3,300,000	3,351,562
4.250%, 11/15/40	1,780,000	1,819,772
4.375%, 11/15/39	1,900,000	1,985,203
4.375%, 05/15/40	1,220,000	1,270,897
4.375%, 05/15/41	1,350,000	1,395,984
4.375%, 08/15/43	2,200,000	2,253,969
4.500%, 02/15/36	600,000	641,344
4.500%, 05/15/38	1,500,000	1,598,438
4.625%, 02/15/40	1,300,000	1,396,078
5.250%, 02/15/29	750,000	795,293
6.250%, 05/15/30	2,500,000	2,826,563
U.S. Treasury Notes
0.250%, 07/31/25	7,000,000	6,555,391
0.250%, 08/31/25	5,100,000	4,761,926
0.250%, 09/30/25 (b)	9,000,000	8,381,953
0.375%, 04/30/25	7,200,000	6,813,844
0.375%, 11/30/25	6,100,000	5,665,613
0.375%, 12/31/25 (b)	7,200,000	6,673,781
0.375%, 01/31/26	11,200,000	10,346,875
0.375%, 07/31/27	3,100,000	2,735,992
0.375%, 09/30/27	6,300,000	5,529,727
0.500%, 03/31/25 (b)	4,000,000	3,803,281
0.500%, 02/28/26	6,100,000	5,637,258
0.500%, 04/30/27	4,000,000	3,572,500
0.500%, 10/31/27	3,800,000	3,343,703
0.625%, 07/31/26	6,100,000	5,588,648
0.625%, 11/30/27 (b)	7,000,000	6,173,672
0.625%, 12/31/27	7,200,000	6,334,313
0.625%, 05/15/30	8,000,000	6,548,750
0.625%, 08/15/30	6,600,000	5,363,531
0.750%, 03/31/26	6,700,000	6,218,437
0.750%, 01/31/28	6,100,000	5,381,820
0.875%, 06/30/26	6,000,000	5,549,531
0.875%, 11/15/30	7,700,000	6,336,859
1.000%, 07/31/28	4,000,000	3,520,625
1.125%, 02/28/25	3,800,000	3,649,336
1.125%, 10/31/26	6,700,000	6,184,414
1.125%, 02/29/28	1,200,000	1,073,625
1.125%, 08/31/28	6,000,000	5,302,031
1.125%, 02/15/31 (b)	7,500,000	6,271,875
1.250%, 11/30/26	2,100,000	1,942,336
1.250%, 12/31/26	3,800,000	3,508,766
1.250%, 03/31/28	5,100,000	4,577,648
1.250%, 04/30/28	6,000,000	5,376,094
1.250%, 05/31/28	3,400,000	3,040,078
1.250%, 06/30/28	5,900,000	5,265,750
1.250%, 09/30/28	6,000,000	5,321,719
1.250%, 08/15/31	16,400,000	13,601,750
1.375%, 10/31/28	3,300,000	2,940,352
1.375%, 11/15/31	10,200,000	8,485,125
1.500%, 02/15/25	2,100,000	2,026,746

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 08/15/26	5,600,000	$5,242,125
1.500%, 01/31/27 (b)	4,000,000	3,715,000
1.500%, 11/30/28 (b)	8,500,000	7,607,500
1.500%, 02/15/30 (b)	8,300,000	7,241,750
1.625%, 02/15/26	6,400,000	6,066,000
1.625%, 05/15/26	4,900,000	4,624,375
1.625%, 09/30/26 (b)	6,000,000	5,627,344
1.625%, 08/15/29	4,500,000	4,010,273
1.625%, 05/15/31	9,800,000	8,420,344
1.750%, 01/31/29	5,000,000	4,516,016
1.875%, 06/30/26	6,900,000	6,544,758
1.875%, 02/28/27	8,700,000	8,159,648
1.875%, 02/28/29	2,100,000	1,906,406
1.875%, 02/15/32 (b)	11,200,000	9,647,750
2.000%, 02/15/25	7,600,000	7,375,562
2.000%, 08/15/25	5,100,000	4,907,953
2.000%, 11/15/26	7,300,000	6,904,773
2.125%, 05/15/25 (b)	5,500,000	5,324,473
2.125%, 05/31/26 (b)	6,800,000	6,494,000
2.250%, 11/15/25 (b)	5,400,000	5,201,297
2.250%, 02/15/27	4,300,000	4,083,320
2.250%, 08/15/27	6,100,000	5,754,969
2.250%, 11/15/27 (b)	2,600,000	2,446,031
2.375%, 05/15/27	8,000,000	7,602,500
2.375%, 05/15/29	6,800,000	6,312,844
2.500%, 01/31/25	2,100,000	2,050,781
2.500%, 02/28/26	6,700,000	6,467,070
2.500%, 03/31/27	5,100,000	4,876,477
2.625%, 04/15/25	8,000,000	7,802,812
2.625%, 05/31/27 (b)	4,000,000	3,830,938
2.625%, 02/15/29 (b)	8,300,000	7,824,695
2.750%, 02/28/25	6,900,000	6,751,219
2.750%, 04/30/27	7,200,000	6,929,438
2.750%, 02/15/28	6,000,000	5,737,969
2.750%, 05/31/29	9,500,000	8,982,695
2.750%, 08/15/32 (b)	8,700,000	7,983,609
2.875%, 04/30/25	8,400,000	8,216,578
2.875%, 07/31/25 (b)	6,600,000	6,442,477
2.875%, 05/15/28	5,900,000	5,662,617
2.875%, 08/15/28	6,000,000	5,746,875
2.875%, 05/15/32	10,500,000	9,748,594
3.125%, 08/15/25	6,100,000	5,978,238
3.125%, 11/15/28	8,000,000	7,737,500
3.125%, 08/31/29	5,300,000	5,097,937
3.375%, 05/15/33	7,300,000	7,021,687
3.500%, 01/31/28	4,000,000	3,939,688
3.500%, 01/31/30	8,200,000	8,032,156
3.500%, 02/15/33 (b)	6,500,000	6,316,172
3.625%, 03/31/30	5,200,000	5,127,281
3.875%, 04/30/25	9,200,000	9,117,344
3.875%, 01/15/26 (b)	5,000,000	4,962,891
3.875%, 11/30/27	4,000,000	3,993,750
3.875%, 12/31/27	500,000	499,570
3.875%, 09/30/29	4,900,000	4,897,703
3.875%, 08/15/33 (b)	5,100,000	5,103,984

U.S. Treasury—(Continued)
U.S. Treasury Notes
4.000%, 12/15/25	6,000,000	5,969,062
4.000%, 06/30/28 (b)	3,000,000	3,016,875
4.000%, 10/31/29 (b)	5,000,000	5,031,250
4.000%, 07/31/30	7,300,000	7,352,469
4.125%, 09/30/27	4,000,000	4,027,188
4.125%, 10/31/27 (b)	5,900,000	5,940,562
4.375%, 08/31/28 (b)	7,100,000	7,258,641
4.500%, 11/15/25	4,900,000	4,917,035
4.625%, 02/28/25	3,000,000	2,997,656
4.625%, 09/15/26 (b)	6,000,000	6,084,375
4.625%, 11/15/26 (b)	8,000,000	8,129,375
4.625%, 09/30/28	5,800,000	5,986,687
4.875%, 10/31/30	4,800,000	5,085,750
5.000%, 08/31/25	9,000,000	9,084,023
5.000%, 09/30/25 (b)	6,000,000	6,061,875

		790,023,728

Total U.S. Treasury & Government Agencies (Cost $1,471,037,041)		1,330,563,233

Corporate Bonds & Notes—26.2%

Aerospace/Defense—0.5%
Boeing Co.
5.150%, 05/01/30 (b)	2,300,000	2,344,137
5.930%, 05/01/60	1,100,000	1,143,604
7.250%, 06/15/25	460,000	474,913
Lockheed Martin Corp.
3.550%, 01/15/26 (b)	523,000	513,847
4.090%, 09/15/52 (b)	954,000	850,997
Northrop Grumman Corp.
3.250%, 01/15/28 (b)	1,100,000	1,052,480
Northrop Grumman Systems Corp.
7.750%, 02/15/31 (b)	515,000	606,139
RTX Corp.
3.125%, 05/04/27 (b)	1,000,000	951,670
4.500%, 06/01/42	1,645,000	1,501,359
7.500%, 09/15/29	200,000	225,950

		9,665,096

Agriculture—0.3%
Altria Group, Inc.
5.950%, 02/14/49 (b)	1,200,000	1,225,224
BAT Capital Corp.
4.390%, 08/15/37	1,300,000	1,091,454
Philip Morris International, Inc.
3.250%, 11/10/24	1,000,000	982,700
4.875%, 11/15/43	1,100,000	1,037,333
Reynolds American, Inc.
4.450%, 06/12/25 (b)	1,736,000	1,716,175

		6,052,886

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—0.1%
Southwest Airlines Co.
5.125%, 06/15/27 (b)	1,000,000	$1,005,120

Apparel—0.1%
NIKE, Inc.
2.750%, 03/27/27 (b)	1,000,000	953,990

Auto Manufacturers—0.6%
American Honda Finance Corp.
2.250%, 01/12/29 (b)	1,000,000	904,140
2.300%, 09/09/26 (b)	300,000	283,755
Ford Motor Credit Co. LLC
6.800%, 05/12/28 (b)	2,500,000	2,612,750
General Motors Financial Co., Inc.
1.250%, 01/08/26 (b)	1,200,000	1,110,660
4.350%, 01/17/27 (b)	3,200,000	3,139,552
Mercedes-Benz Finance North America LLC
8.500%, 01/18/31 (b)	550,000	690,343
Toyota Motor Credit Corp.
3.375%, 04/01/30	2,600,000	2,447,380

		11,188,580

Banks—5.7%
Banco Santander SA
4.379%, 04/12/28 (b)	2,200,000	2,137,124
Bank of America Corp.
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,000,000	1,690,160
3.593%, 3M TSFR + 1.632%, 07/21/28 (a)	3,200,000	3,038,464
5.015%, SOFR + 2.160%, 07/22/33 (a) (b)	3,100,000	3,073,650
5.288%, SOFR + 1.910%, 04/25/34 (a)	4,400,000	4,413,332
5.875%, 02/07/42 (b)	1,500,000	1,621,950
Bank of Montreal
0.949%, SOFR + 0.603%, 01/22/27 (a) (b)	2,300,000	2,122,256
Bank of New York Mellon Corp.
3.442%, 3M TSFR + 1.331%, 02/07/28 (a) (b)	1,800,000	1,733,418
Bank of Nova Scotia
4.850%, 02/01/30 (b)	1,000,000	999,750
Barclays PLC
4.375%, 01/12/26 (b)	3,500,000	3,449,180
Canadian Imperial Bank of Commerce
2.250%, 01/28/25	1,000,000	968,690
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (a)	2,500,000	2,138,675
3.200%, 10/21/26	1,700,000	1,621,851
4.412%, SOFR + 3.914%, 03/31/31 (a)	2,900,000	2,778,693
4.650%, 07/23/48 (b)	1,300,000	1,202,227
Cooperatieve Rabobank UA
5.750%, 12/01/43 (b)	1,200,000	1,240,932
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a) (b)	2,000,000	1,874,740
Discover Bank
2.450%, 09/12/24 (b)	1,400,000	1,365,070
Fifth Third Bancorp
8.250%, 03/01/38	1,175,000	1,393,550
Goldman Sachs Group, Inc.
3.210%, SOFR + 1.513%, 04/22/42 (a)	1,600,000	1,228,016

Banks—(Continued)
Goldman Sachs Group, Inc.
3.850%, 01/26/27	1,900,000	1,848,947
4.223%, 3M TSFR + 1.563%, 05/01/29 (a)	1,900,000	1,837,262
6.125%, 02/15/33 (b)	2,075,000	2,283,952
HSBC Holdings PLC
3.973%, 3M TSFR + 1.872%, 05/22/30 (a) (b)	3,500,000	3,272,220
6.500%, 09/15/37 (b)	1,205,000	1,303,533
JPMorgan Chase & Co.
1.953%, SOFR + 1.065%, 02/04/32 (a)	2,100,000	1,710,639
2.522%, SOFR + 2.040%, 04/22/31 (a)	2,000,000	1,732,480
2.950%, 10/01/26	2,000,000	1,907,760
3.882%, 3M TSFR + 1.622%, 07/24/38 (a) (b)	1,000,000	888,830
3.900%, 07/15/25 (b)	4,700,000	4,631,756
3.964%, 3M TSFR + 1.642%, 11/15/48 (a)	2,400,000	2,021,520
KeyBank NA
3.300%, 06/01/25 (b)	800,000	769,880
Kreditanstalt fuer Wiederaufbau
0.625%, 01/22/26 (b)	1,100,000	1,021,669
1.750%, 09/14/29 (b)	2,000,000	1,779,100
3.750%, 02/15/28	2,000,000	1,981,460
Landwirtschaftliche Rentenbank
3.875%, 09/28/27	1,000,000	994,360
Lloyds Banking Group PLC
3.574%, 11/07/28 (b)	1,800,000	1,694,754
4.650%, 03/24/26	1,700,000	1,671,661
Mitsubishi UFJ Financial Group, Inc.
3.850%, 03/01/26	1,000,000	976,740
Mizuho Financial Group, Inc.
4.018%, 03/05/28 (b)	1,800,000	1,748,628
Morgan Stanley
4.300%, 01/27/45 (b)	1,900,000	1,721,590
4.350%, 09/08/26	3,800,000	3,732,588
7.250%, 04/01/32 (b)	1,850,000	2,184,018
PNC Bank NA
2.950%, 02/23/25 (b)	2,100,000	2,043,468
Royal Bank of Canada
1.600%, 01/21/25 (b)	2,100,000	2,023,980
Sumitomo Mitsui Financial Group, Inc.
2.632%, 07/14/26 (b)	4,700,000	4,454,472
Toronto-Dominion Bank
3.766%, 06/06/25 (b)	1,000,000	983,910
Truist Financial Corp.
1.267%, SOFR + 0.609%, 03/02/27 (a) (b)	2,000,000	1,833,140
U.S. Bancorp
5.775%, SOFR + 2.020%, 06/12/29 (a) (b)	2,000,000	2,054,520
UBS Group AG
4.550%, 04/17/26	2,700,000	2,663,334
Wells Fargo & Co.
2.879%, 3M TSFR + 1.432%, 10/30/30 (a)	2,400,000	2,134,776
3.000%, 10/23/26 (b)	2,000,000	1,899,540
5.013%, 3M TSFR + 4.502%, 04/04/51 (a)	1,000,000	951,320
5.557%, SOFR + 1.990%, 07/25/34 (a)	1,500,000	1,530,435
5.606%, 01/15/44	2,200,000	2,201,870
Westpac Banking Corp.
2.668%, 5Y H15 + 1.750%, 11/15/35 (a)	1,700,000	1,383,681

		109,965,521

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48	1,165,000	$1,076,681
5.550%, 01/23/49	1,900,000	2,048,751
Coca-Cola Co.
1.650%, 06/01/30 (b)	2,400,000	2,057,592
Diageo Capital PLC
2.375%, 10/24/29 (b)	1,400,000	1,261,302
Keurig Dr Pepper, Inc.
4.597%, 05/25/28 (b)	1,200,000	1,202,556
PepsiCo, Inc.
2.750%, 03/19/30 (b)	800,000	735,440
4.450%, 04/14/46 (b)	1,300,000	1,254,591

		9,636,913

Biotechnology—0.3%
Amgen, Inc.
2.000%, 01/15/32 (b)	1,600,000	1,313,152
4.663%, 06/15/51	1,000,000	913,350
5.650%, 03/02/53	2,000,000	2,112,560
Biogen, Inc.
4.050%, 09/15/25 (b)	300,000	295,185
Gilead Sciences, Inc.
3.650%, 03/01/26 (b)	2,000,000	1,957,740

		6,591,987

Building Materials—0.2%
Carrier Global Corp.
2.493%, 02/15/27 (b)	2,000,000	1,883,460
Trane Technologies Financing Ltd.
3.800%, 03/21/29 (b)	1,000,000	969,140

		2,852,600

Chemicals—0.4%
Dow Chemical Co.
4.375%, 11/15/42	1,000,000	886,480
9.400%, 05/15/39	650,000	908,173
DuPont de Nemours, Inc.
5.419%, 11/15/48 (b)	1,000,000	1,046,420
LyondellBasell Industries NV
4.625%, 02/26/55 (b)	1,400,000	1,221,584
Nutrien Ltd.
4.200%, 04/01/29 (b)	1,000,000	984,350
Sherwin-Williams Co.
3.450%, 06/01/27 (b)	1,800,000	1,739,736
Westlake Corp.
3.125%, 08/15/51	500,000	332,320

		7,119,063

Commercial Services—0.3%
Global Payments, Inc.
2.900%, 05/15/30 (b)	900,000	792,999
Massachusetts Institute of Technology
2.294%, 07/01/51	1,200,000	765,012

Commercial Services—(Continued)
PayPal Holdings, Inc.
2.850%, 10/01/29 (b)	2,000,000	1,833,100
S&P Global, Inc.
2.300%, 08/15/60	800,000	482,592
Yale University
2.402%, 04/15/50	2,000,000	1,321,700

		5,195,403

Computers—0.6%
Apple, Inc.
2.550%, 08/20/60	1,000,000	662,160
2.650%, 02/08/51	1,500,000	1,029,825
3.350%, 08/08/32 (b)	2,300,000	2,158,251
Dell International LLC/EMC Corp.
5.300%, 10/01/29	1,800,000	1,856,160
Hewlett Packard Enterprise Co.
4.900%, 10/15/25	1,400,000	1,394,736
HP, Inc.
4.000%, 04/15/29 (b)	1,000,000	971,890
International Business Machines Corp.
3.300%, 05/15/26 (b)	1,900,000	1,843,703
4.000%, 06/20/42 (b)	1,200,000	1,049,616

		10,966,341

Cosmetics/Personal Care—0.2%
Estee Lauder Cos., Inc.
1.950%, 03/15/31 (b)	1,100,000	922,174
Kenvue, Inc.
5.050%, 03/22/53 (b)	1,000,000	1,037,360
Procter & Gamble Co.
3.550%, 03/25/40	900,000	806,562
Unilever Capital Corp.
2.900%, 05/05/27 (b)	1,500,000	1,433,010

		4,199,106

Diversified Financial Services—1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.300%, 01/30/32 (b)	1,000,000	871,750
3.650%, 07/21/27	1,900,000	1,806,843
Air Lease Corp.
2.875%, 01/15/26 (b)	900,000	858,042
American Express Co.
3.300%, 05/03/27	3,000,000	2,869,590
BlackRock, Inc.
4.750%, 05/25/33	1,000,000	1,010,370
Brookfield Capital Finance LLC
6.087%, 06/14/33 (b)	500,000	522,415
Capital One Financial Corp.
3.800%, 01/31/28 (b)	1,800,000	1,711,404
Charles Schwab Corp.
4.625%, 03/22/30	900,000	904,203
5.643%, SOFR + 2.210%, 05/19/29 (a) (b)	500,000	513,830
Intercontinental Exchange, Inc.
3.000%, 06/15/50	1,000,000	718,240
3.750%, 12/01/25 (b)	1,000,000	982,780

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Mastercard, Inc.
3.350%, 03/26/30 (b)	1,700,000	$1,622,548
Nasdaq, Inc.
3.950%, 03/07/52	700,000	557,445
Nomura Holdings, Inc.
2.679%, 07/16/30 (b)	1,000,000	853,040
6.070%, 07/12/28 (b)	1,000,000	1,034,120
Visa, Inc.
1.100%, 02/15/31 (b)	3,100,000	2,518,099

		19,354,719

Electric—2.1%
Appalachian Power Co.
3.700%, 05/01/50 (b)	900,000	676,881
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/44	1,300,000	1,198,847
CMS Energy Corp.
4.750%, 5Y H15 + 4.116%, 06/01/50 (a) (b)	1,500,000	1,358,520
Commonwealth Edison Co.
3.000%, 03/01/50	900,000	630,153
Connecticut Light & Power Co.
4.000%, 04/01/48 (b)	1,000,000	855,120
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	2,070,000	1,767,180
Constellation Energy Generation LLC
5.600%, 03/01/28 (b)	1,000,000	1,030,910
Dominion Energy, Inc.
3.900%, 10/01/25 (b)	1,900,000	1,865,135
4.600%, 03/15/49 (b)	800,000	707,096
DTE Electric Co.
3.700%, 03/15/45 (b)	1,000,000	815,120
Duke Energy Carolinas LLC
3.550%, 03/15/52 (b)	1,000,000	769,180
5.300%, 02/15/40 (b)	2,000,000	2,026,780
Duke Energy Corp.
2.650%, 09/01/26 (b)	1,000,000	949,000
Entergy Louisiana LLC
4.000%, 03/15/33 (b)	1,000,000	934,570
Evergy, Inc.
2.900%, 09/15/29	500,000	452,830
Exelon Corp.
3.400%, 04/15/26 (b)	1,000,000	968,740
5.625%, 06/15/35	500,000	516,385
Florida Power & Light Co.
5.950%, 02/01/38	1,700,000	1,863,098
Georgia Power Co.
4.300%, 03/15/42	2,000,000	1,779,280
Louisville Gas & Electric Co.
4.250%, 04/01/49	800,000	682,032
MidAmerican Energy Co.
3.650%, 04/15/29 (b)	1,700,000	1,626,543
4.250%, 07/15/49	1,500,000	1,315,770
National Rural Utilities Cooperative Finance Corp.
2.400%, 03/15/30	1,800,000	1,562,940
Northern States Power Co.
6.250%, 06/01/36 (b)	1,200,000	1,330,236

Electric—(Continued)
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	900,000	648,288
Pacific Gas & Electric Co.
2.500%, 02/01/31	3,000,000	2,481,720
PG&E Wildfire Recovery Funding LLC
4.722%, 06/01/39	160,000	158,264
5.212%, 12/01/49	1,100,000	1,112,760
Public Service Electric & Gas Co.
1.900%, 08/15/31 (b)	1,600,000	1,314,352
Sempra
3.400%, 02/01/28 (b)	1,100,000	1,050,005
Southern California Edison Co.
3.650%, 03/01/28 (b)	900,000	863,451
4.000%, 04/01/47	1,000,000	822,710
Southwestern Electric Power Co.
4.100%, 09/15/28 (b)	1,800,000	1,742,022
Union Electric Co.
3.500%, 03/15/29 (b)	1,800,000	1,706,058

		39,581,976

Electrical Components & Equipment—0.0%
Emerson Electric Co.
2.200%, 12/21/31	500,000	428,060

Electronics—0.1%
Honeywell International, Inc.
2.500%, 11/01/26 (b)	1,800,000	1,715,220

Entertainment—0.0%
Warnermedia Holdings, Inc.
5.141%, 03/15/52 (b)	600,000	517,308

Environmental Control—0.1%
Waste Connections, Inc.
2.200%, 01/15/32 (b)	500,000	418,230
Waste Management, Inc.
3.150%, 11/15/27 (b)	1,800,000	1,726,272

		2,144,502

Food—0.4%
Conagra Brands, Inc.
4.850%, 11/01/28 (b)	1,300,000	1,300,949
General Mills, Inc.
4.200%, 04/17/28 (b)	1,500,000	1,478,925
Kraft Heinz Foods Co.
5.000%, 07/15/35 (b)	1,600,000	1,612,736
Kroger Co.
2.200%, 05/01/30 (b)	1,000,000	856,970
Sysco Corp.
6.600%, 04/01/50 (b)	900,000	1,057,257
Tyson Foods, Inc.
3.550%, 06/02/27	1,200,000	1,146,108

		7,452,945

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.0%
International Paper Co.
4.400%, 08/15/47 (b)	800,000	$694,704

Gas—0.1%
Atmos Energy Corp.
1.500%, 01/15/31 (b)	1,100,000	896,984
NiSource, Inc.
4.800%, 02/15/44	1,500,000	1,380,975

		2,277,959

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc.
3.000%, 05/15/32	1,800,000	1,557,882

Healthcare-Products—0.3%
Abbott Laboratories
4.750%, 11/30/36 (b)	1,300,000	1,332,942
Boston Scientific Corp.
1.900%, 06/01/25 (b)	1,900,000	1,819,820
DH Europe Finance II SARL
3.250%, 11/15/39 (b)	900,000	748,062
Medtronic, Inc.
4.625%, 03/15/45 (b)	933,000	911,896
Stryker Corp.
1.150%, 06/15/25 (b)	1,000,000	946,140

		5,758,860

Healthcare-Services—0.6%
Centene Corp.
2.500%, 03/01/31 (b)	300,000	250,254
CommonSpirit Health
3.910%, 10/01/50	500,000	395,530
Elevance Health, Inc.
5.850%, 01/15/36	1,800,000	1,921,284
HCA, Inc.
4.125%, 06/15/29	1,800,000	1,723,770
5.900%, 06/01/53 (b)	1,000,000	1,026,770
Humana, Inc.
4.875%, 04/01/30 (b)	800,000	808,584
Kaiser Foundation Hospitals
3.002%, 06/01/51 (b)	1,000,000	716,320
Laboratory Corp. of America Holdings
3.600%, 02/01/25 (b)	500,000	491,535
UnitedHealth Group, Inc.
3.500%, 08/15/39	900,000	766,998
3.750%, 07/15/25 (b)	1,600,000	1,577,632
4.250%, 06/15/48	1,000,000	896,810
4.950%, 05/15/62	1,300,000	1,281,566

		11,857,053

Home Builders—0.1%
Lennar Corp.
4.750%, 11/29/27 (b)	1,300,000	1,300,780

Household Products/Wares—0.1%
Kimberly-Clark Corp.
3.100%, 03/26/30 (b)	1,100,000	1,026,762

Insurance—0.7%
Allstate Corp.
1.450%, 12/15/30 (b)	1,100,000	890,945
American International Group, Inc.
3.400%, 06/30/30 (b)	800,000	737,040
Aon Corp./Aon Global Holdings PLC
5.350%, 02/28/33	1,000,000	1,026,950
AXA SA
8.600%, 12/15/30 (b)	365,000	439,358
Berkshire Hathaway Finance Corp.
4.200%, 08/15/48 (b)	1,700,000	1,572,177
Berkshire Hathaway, Inc.
3.125%, 03/15/26 (b)	750,000	729,247
Chubb Corp.
6.000%, 05/11/37	865,000	958,645
Hartford Financial Services Group, Inc.
6.100%, 10/01/41	780,000	837,346
Lincoln National Corp.
4.350%, 03/01/48	600,000	479,358
Marsh & McLennan Cos., Inc.
3.750%, 03/14/26 (b)	1,000,000	982,090
Principal Financial Group, Inc.
3.100%, 11/15/26 (b)	1,000,000	953,620
Prudential Financial, Inc.
2.100%, 03/10/30 (b)	2,000,000	1,753,780
5.700%, 12/14/36 (b)	1,525,000	1,653,054
Travelers Cos., Inc.
3.050%, 06/08/51 (b)	800,000	591,240

		13,604,850

Internet—0.5%
Alibaba Group Holding Ltd.
4.200%, 12/06/47 (b)	1,400,000	1,145,130
Alphabet, Inc.
2.050%, 08/15/50	1,100,000	690,503
Amazon.com, Inc.
3.150%, 08/22/27 (b)	1,000,000	962,190
3.800%, 12/05/24 (b)	1,800,000	1,781,442
3.875%, 08/22/37	1,900,000	1,767,190
eBay, Inc.
3.600%, 06/05/27 (b)	1,500,000	1,452,465
Meta Platforms, Inc.
4.950%, 05/15/33 (b)	1,500,000	1,550,370

		9,349,290

Investment Companies—0.1%
ARES Capital Corp.
4.250%, 03/01/25 (b)	900,000	878,994
Blue Owl Capital Corp.
3.400%, 07/15/26	400,000	372,212

		1,251,206

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.0%
Vale Overseas Ltd.
6.875%, 11/21/36	528,000	$573,873

Lodging—0.1%
Marriott International, Inc.
2.850%, 04/15/31	1,100,000	955,405
Sands China Ltd.
5.650%, 08/08/28	1,000,000	991,649

		1,947,054

Machinery-Construction & Mining—0.1%
Caterpillar, Inc.
3.803%, 08/15/42	1,500,000	1,321,500

Machinery-Diversified—0.1%
John Deere Capital Corp.
2.000%, 06/17/31 (b)	1,000,000	849,210
4.050%, 09/08/25 (b)	2,000,000	1,982,620

		2,831,830

Media—0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.850%, 04/01/61	3,300,000	2,075,469
6.484%, 10/23/45	900,000	888,678
Comcast Corp.
3.150%, 03/01/26 (b)	2,000,000	1,942,220
3.969%, 11/01/47	900,000	758,088
4.650%, 07/15/42 (b)	1,670,000	1,575,645
5.650%, 06/15/35	1,500,000	1,615,140
Discovery Communications LLC
3.950%, 03/20/28 (b)	1,100,000	1,048,454
4.000%, 09/15/55	1,481,000	1,055,864
Fox Corp.
5.576%, 01/25/49 (b)	1,000,000	961,630
Paramount Global
4.375%, 03/15/43 (b)	1,500,000	1,116,600
Time Warner Cable LLC
6.550%, 05/01/37	100,000	98,569
TWDC Enterprises 18 Corp.
2.950%, 06/15/27	1,000,000	960,030
Walt Disney Co.
3.600%, 01/13/51 (b)	1,000,000	806,450
6.550%, 03/15/33 (b)	950,000	1,101,174

		16,004,011

Mining—0.1%
Newmont Corp.
6.250%, 10/01/39 (b)	1,800,000	2,000,142
Rio Tinto Alcan, Inc.
6.125%, 12/15/33	751,000	822,886

		2,823,028

Miscellaneous Manufacturing—0.2%
3M Co.
4.000%, 09/14/48	900,000	771,354
GE Capital International Funding Co. Unlimited Co.
4.418%, 11/15/35 (b)	1,459,000	1,418,250
General Electric Co.
7.500%, 08/21/35	100,000	119,204
Parker-Hannifin Corp.
3.250%, 06/14/29 (b)	900,000	847,989

		3,156,797

Multi-National—1.2%
Asian Development Bank
1.500%, 03/04/31 (b)	2,000,000	1,691,300
1.750%, 09/19/29	900,000	798,642
2.625%, 01/30/24	2,200,000	2,195,292
Asian Infrastructure Investment Bank
0.500%, 05/28/25 (b)	1,000,000	943,870
0.500%, 01/27/26	50,000	46,208
European Bank for Reconstruction & Development
0.500%, 05/19/25	1,300,000	1,228,448
European Investment Bank
0.375%, 03/26/26 (b)	2,000,000	1,838,620
1.875%, 02/10/25	1,000,000	969,960
3.625%, 07/15/30	1,000,000	979,980
4.875%, 02/15/36 (b)	1,100,000	1,179,618
Inter-American Development Bank
2.125%, 01/15/25	2,000,000	1,946,760
2.250%, 06/18/29	1,400,000	1,281,028
2.375%, 07/07/27	1,500,000	1,418,610
7.000%, 06/15/25	200,000	206,150
International Bank for Reconstruction & Development
0.500%, 10/28/25	2,000,000	1,864,440
1.625%, 11/03/31	2,600,000	2,194,088
2.500%, 07/29/25	2,000,000	1,939,800
3.125%, 06/15/27	1,100,000	1,066,934
International Finance Corp.
0.375%, 07/16/25	25,000	23,477

		23,813,225

Office/Business Equipment—0.1%
CDW LLC/CDW Finance Corp.
4.250%, 04/01/28 (b)	1,100,000	1,054,834

Oil & Gas—0.8%
BP Capital Markets America, Inc.
2.721%, 01/12/32 (b)	1,000,000	873,640
3.000%, 02/24/50	1,000,000	712,280
Canadian Natural Resources Ltd.
6.250%, 03/15/38 (b)	800,000	840,312
Chevron Corp.
2.954%, 05/16/26 (b)	1,500,000	1,451,190
ConocoPhillips Co.
5.300%, 05/15/53	1,000,000	1,031,650
6.950%, 04/15/29	700,000	780,808

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Equinor ASA
3.250%, 11/10/24 (b)	1,100,000	$1,081,839
Exxon Mobil Corp.
4.114%, 03/01/46 (b)	1,600,000	1,430,608
Marathon Oil Corp.
6.600%, 10/01/37 (b)	1,000,000	1,060,760
Marathon Petroleum Corp.
4.700%, 05/01/25 (b)	600,000	596,004
Occidental Petroleum Corp.
6.450%, 09/15/36 (b)	1,000,000	1,060,940
Phillips 66
4.875%, 11/15/44 (b)	1,000,000	960,780
Shell International Finance BV
2.375%, 11/07/29 (b)	2,000,000	1,802,580
3.250%, 04/06/50 (b)	900,000	679,257
TotalEnergies Capital International SA
3.127%, 05/29/50 (b)	900,000	665,136
Valero Energy Corp.
3.400%, 09/15/26	200,000	192,078

		15,219,862

Oil & Gas Services—0.1%
Halliburton Co.
5.000%, 11/15/45 (b)	1,200,000	1,164,732

Packaging & Containers—0.0%
WRKCo, Inc.
3.000%, 06/15/33 (b)	600,000	518,064

Pharmaceuticals—1.4%
AbbVie, Inc.
3.800%, 03/15/25 (b)	400,000	394,996
4.050%, 11/21/39	1,300,000	1,177,657
4.400%, 11/06/42 (b)	1,100,000	1,023,264
AstraZeneca PLC
4.000%, 09/18/42 (b)	1,200,000	1,093,380
Becton Dickinson & Co.
4.669%, 06/06/47	2,000,000	1,870,400
Bristol-Myers Squibb Co.
3.400%, 07/26/29 (b)	1,000,000	949,250
3.700%, 03/15/52 (b)	1,300,000	1,022,723
Cardinal Health, Inc.
3.410%, 06/15/27 (b)	800,000	768,536
Cigna Group
2.375%, 03/15/31	1,500,000	1,282,140
4.500%, 02/25/26	1,200,000	1,191,456
6.125%, 11/15/41	313,000	343,821
CVS Health Corp.
4.300%, 03/25/28 (b)	544,000	535,350
4.780%, 03/25/38	1,500,000	1,422,270
5.050%, 03/25/48 (b)	1,500,000	1,409,040
5.125%, 07/20/45	900,000	854,631
GlaxoSmithKline Capital, Inc.
3.875%, 05/15/28 (b)	1,000,000	987,290

Pharmaceuticals —(Continued)
Johnson & Johnson
3.700%, 03/01/46	1,000,000	876,050
5.950%, 08/15/37	910,000	1,051,906
Merck & Co., Inc.
6.550%, 09/15/37	1,000,000	1,171,540
Merck Sharp & Dohme Corp.
5.950%, 12/01/28	300,000	321,468
Novartis Capital Corp.
2.200%, 08/14/30 (b)	1,900,000	1,675,420
Pfizer Investment Enterprises Pte. Ltd.
5.340%, 05/19/63 (b)	2,000,000	2,025,740
Pfizer, Inc.
3.600%, 09/15/28 (b)	2,100,000	2,046,555
Shire Acquisitions Investments Ireland DAC
3.200%, 09/23/26	2,000,000	1,925,080

		27,419,963

Pipelines—0.9%
El Paso Natural Gas Co. LLC
8.375%, 06/15/32 (b)	220,000	256,645
Enbridge Energy Partners LP
5.875%, 10/15/25 (b)	2,000,000	2,021,960
Energy Transfer LP
5.150%, 03/15/45 (b)	2,600,000	2,388,776
Enterprise Products Operating LLC
3.200%, 02/15/52	1,100,000	805,244
3.950%, 02/15/27 (b)	1,300,000	1,280,500
Kinder Morgan Energy Partners LP
6.500%, 02/01/37	2,000,000	2,111,040
MPLX LP
5.200%, 03/01/47 (b)	1,000,000	930,410
ONEOK, Inc.
3.100%, 03/15/30 (b)	1,100,000	989,175
Sabine Pass Liquefaction LLC
5.875%, 06/30/26	1,600,000	1,628,288
TransCanada PipeLines Ltd.
6.200%, 10/15/37	1,800,000	1,921,986
Western Midstream Operating LP
4.050%, 02/01/30 (b)	1,100,000	1,030,579
Williams Cos., Inc.
3.750%, 06/15/27	1,500,000	1,446,435

		16,811,038

Real Estate Investment Trusts—0.8%
Alexandria Real Estate Equities, Inc.
3.550%, 03/15/52	1,100,000	804,353
American Tower Corp.
5.900%, 11/15/33	900,000	955,377
AvalonBay Communities, Inc.
2.300%, 03/01/30 (b)	200,000	174,578
Boston Properties LP
3.200%, 01/15/25 (b)	1,400,000	1,361,150
Brixmor Operating Partnership LP
4.050%, 07/01/30 (b)	900,000	845,640

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts —(Continued)
Crown Castle, Inc.
3.800%, 02/15/28	1,500,000	$1,426,455
Digital Realty Trust LP
3.700%, 08/15/27 (b)	1,500,000	1,449,540
Equinix, Inc.
3.200%, 11/18/29 (b)	700,000	644,378
ERP Operating LP
3.000%, 07/01/29	1,000,000	924,090
Essex Portfolio LP
3.000%, 01/15/30 (b)	1,000,000	892,420
Healthpeak OP LLC
3.500%, 07/15/29	900,000	840,015
NNN REIT, Inc.
2.500%, 04/15/30 (b)	1,000,000	860,820
Prologis LP
3.375%, 12/15/27 (b)	500,000	477,595
Public Storage Operating Co.
3.094%, 09/15/27	500,000	476,715
Simon Property Group LP
3.300%, 01/15/26 (b)	1,800,000	1,745,910
Sun Communities Operating LP
5.700%, 01/15/33	700,000	712,012
Welltower OP LLC
4.000%, 06/01/25 (b)	750,000	736,657

		15,327,705

Retail—0.6%
Home Depot, Inc.
3.000%, 04/01/26 (b)	1,800,000	1,745,784
4.250%, 04/01/46	2,000,000	1,815,020
Lowe’s Cos., Inc.
4.250%, 04/01/52	1,100,000	932,393
5.625%, 04/15/53 (b)	1,000,000	1,050,410
McDonald’s Corp.
4.875%, 12/09/45	1,500,000	1,475,475
Starbucks Corp.
3.550%, 08/15/29 (b)	1,000,000	965,060
Target Corp.
2.650%, 09/15/30	1,400,000	1,256,808
Walmart, Inc.
3.900%, 09/09/25 (b)	1,000,000	991,080
4.050%, 06/29/48 (b)	900,000	824,967
5.250%, 09/01/35	935,000	1,022,600

		12,079,597

Semiconductors—0.5%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	1,600,000	1,315,568
4.300%, 11/15/32 (b)	1,700,000	1,633,207
Intel Corp.
4.750%, 03/25/50 (b)	1,800,000	1,710,828
4.900%, 08/05/52 (b)	1,000,000	980,960
NVIDIA Corp.
2.850%, 04/01/30 (b)	1,100,000	1,018,787

Semiconductors—(Continued)
QUALCOMM, Inc.
1.650%, 05/20/32 (b)	2,333,000	1,904,755
Texas Instruments, Inc.
2.250%, 09/04/29 (b)	1,000,000	903,010

		9,467,115

Software—0.7%
Fidelity National Information Services, Inc.
1.150%, 03/01/26 (b)	1,000,000	924,510
Microsoft Corp.
3.125%, 11/03/25 (b)	2,600,000	2,540,434
4.250%, 02/06/47 (b)	2,000,000	1,940,180
Oracle Corp.
2.875%, 03/25/31 (b)	3,000,000	2,659,650
2.950%, 11/15/24	1,300,000	1,271,101
2.950%, 04/01/30 (b)	1,200,000	1,084,044
3.850%, 04/01/60	2,100,000	1,532,433
Salesforce, Inc.
2.900%, 07/15/51 (b)	1,000,000	718,040

		12,670,392

Telecommunications—1.1%
America Movil SAB de CV
2.875%, 05/07/30 (b)	1,000,000	890,870
AT&T, Inc.
3.500%, 09/15/53	1,221,000	889,987
3.650%, 09/15/59	2,686,000	1,932,228
4.100%, 02/15/28 (b)	1,687,000	1,650,443
5.150%, 11/15/46 (b)	1,308,000	1,262,652
7.125%, 12/15/31	100,000	111,746
Cisco Systems, Inc.
5.500%, 01/15/40	1,000,000	1,067,660
Deutsche Telekom International Finance BV
8.750%, 06/15/30	300,000	361,761
Orange SA
5.500%, 02/06/44 (b)	500,000	520,995
Rogers Communications, Inc.
2.900%, 11/15/26 (b)	1,100,000	1,044,934
Sprint LLC
7.625%, 03/01/26 (b)	900,000	939,960
T-Mobile USA, Inc.
2.550%, 02/15/31	2,200,000	1,896,334
3.300%, 02/15/51	1,500,000	1,089,240
4.750%, 02/01/28 (b)	1,000,000	996,510
Telefonica Emisiones SA
4.103%, 03/08/27	900,000	882,279
Verizon Communications, Inc.
2.875%, 11/20/50	1,900,000	1,292,741
3.376%, 02/15/25 (b)	1,078,000	1,058,175
3.550%, 03/22/51 (b)	1,000,000	770,970
4.812%, 03/15/39 (b)	1,927,000	1,866,338
Vodafone Group PLC
6.150%, 02/27/37 (b)	1,000,000	1,084,630

		21,610,453

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.5%
Burlington Northern Santa Fe LLC
4.150%, 04/01/45	1,900,000	$1,693,736
Canadian National Railway Co.
4.450%, 01/20/49 (b)	400,000	372,096
Canadian Pacific Railway Co.
2.450%, 12/02/31 (b)	1,100,000	1,021,284
CSX Corp.
6.150%, 05/01/37	800,000	895,096
FedEx Corp.
4.550%, 04/01/46 (b)	1,000,000	897,590
Norfolk Southern Corp.
2.550%, 11/01/29 (b)	1,000,000	899,470
5.590%, 05/17/25	28,000	28,192
Union Pacific Corp.
2.891%, 04/06/36 (b)	1,200,000	1,010,520
3.250%, 02/05/50 (b)	1,300,000	996,424
United Parcel Service, Inc.
4.450%, 04/01/30 (b)	1,600,000	1,618,176

		9,432,584

Water—0.0%
American Water Capital Corp.
3.750%, 09/01/28 (b)	900,000	867,321

Total Corporate Bonds & Notes (Cost $559,884,796)		501,381,660

Foreign Government—1.6%

Provincial—0.3%
Province of Alberta
1.000%, 05/20/25 (b)	1,500,000	1,425,180
Province of British Columbia
1.300%, 01/29/31 (b)	1,000,000	828,250
Province of Ontario
3.050%, 01/29/24	1,000,000	998,180
Province of Quebec
2.500%, 04/20/26 (b)	2,000,000	1,919,980

		5,171,590

Sovereign—1.3%
Canada Government International Bond
1.625%, 01/22/25 (b)	1,000,000	969,000
Chile Government International Bonds
3.100%, 01/22/61	1,200,000	802,716
3.500%, 01/25/50 (b)	1,000,000	759,710
Export-Import Bank of Korea
2.875%, 01/21/25	1,400,000	1,372,070
Indonesia Government International Bonds
3.050%, 03/12/51	1,100,000	839,674
3.850%, 10/15/30 (b)	700,000	667,744
Israel Government AID Bond
5.500%, 09/18/33	200,000	219,860
Israel Government International Bond
4.125%, 01/17/48	1,000,000	807,680

Sovereign—(Continued)
Japan Bank for International Cooperation
2.500%, 05/23/24 (b)	1,900,000	1,878,378
4.625%, 07/19/28 (b)	1,600,000	1,622,320
Mexico Government International Bonds
4.600%, 01/23/46	1,100,000	917,565
4.750%, 03/08/44	900,000	772,578
5.750%, 10/12/10	1,000,000	894,330
6.750%, 09/27/34	1,050,000	1,135,816
Panama Government International Bonds
3.875%, 03/17/28	900,000	830,637
4.500%, 05/15/47	1,400,000	993,314
Peru Government International Bond
8.750%, 11/21/33	1,450,000	1,821,838
Philippines Government International Bonds
3.950%, 01/20/40 (b)	1,100,000	995,071
5.000%, 01/13/37	1,740,000	1,781,064
Republic of Italy Government International Bond
2.875%, 10/17/29 (b)	2,000,000	1,793,520
Republic of Poland Government International Bond
3.250%, 04/06/26 (b)	1,000,000	968,780
Svensk Exportkredit AB
0.625%, 05/14/25	1,000,000	945,580
Uruguay Government International Bond
4.375%, 10/27/27	900,000	906,219

		24,695,464

Total Foreign Government (Cost $33,577,884)		29,867,054

Mortgage-Backed Securities—0.8%

Commercial Mortgage-Backed Securities—0.8%
BANK
2.556%, 05/15/64	2,000,000	1,693,881
2.758%, 09/15/62	375,944	324,678
4.407%, 11/15/61 (a)	881,000	856,760
BANK5
6.260%, 04/15/56 (a)	1,000,000	1,037,743
BBCMS Mortgage Trust
3.662%, 04/15/55 (a)	2,230,000	2,022,268
Benchmark Mortgage Trust 3.666%, 01/15/51 (a)	915,000	860,001
CD Mortgage Trust
3.631%, 02/10/50	950,000	882,741
CFCRE Commercial Mortgage Trust
3.585%, 12/10/54	787,393	746,736
COMM Mortgage Trust
3.765%, 02/10/49	1,539,000	1,482,802
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	400,000	381,447
3.801%, 08/15/48	445,564	428,039
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	1,350,000	1,283,932
3.635%, 10/15/48	1,547,000	1,491,714
3.732%, 05/15/48	750,000	725,988

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
UBS Commercial Mortgage Trust
3.035%, 12/15/52	2,250,000	$2,002,691

Total Mortgage-Backed Securities (Cost $17,939,359)		16,221,421

Municipals—0.5%
Chicago O’Hare International Airport
4.572%, 01/01/54	395,000	377,512
Los Angeles Unified School District, General Obligation Unlimited
6.758%, 07/01/34	660,000	745,495
Municipal Electric Authority of Georgia
6.637%, 04/01/57	1,902,000	2,170,343
New Jersey Turnpike Authority
7.414%, 01/01/40	1,000,000	1,245,974
New York City Municipal Water Finance Authority
5.440%, 06/15/43	300,000	317,344
Port Authority of New York & New Jersey
4.458%, 10/01/62	1,500,000	1,368,697
Regents of the University of California Medical Center Pooled Revenue
3.006%, 05/15/50	1,000,000	707,895
State of California, General Obligation Unlimited
7.300%, 10/01/39	1,200,000	1,450,793
State of Illinois, General Obligation Unlimited
5.100%, 06/01/33	1,230,000	1,217,011
Texas Natural Gas Securitization Finance Corp.
5.169%, 04/01/41	450,000	465,025

Total Municipals (Cost $11,220,686)		10,066,089

Asset-Backed Securities—0.3%

Asset-Backed - Automobile—0.1%
CarMax Auto Owner Trust
0.740%, 01/15/27	1,085,000	1,011,432
2.030%, 06/16/25	621,808	618,107

		1,629,539

Asset-Backed - Credit Card—0.1%
Capital One Multi-Asset Execution Trust
2.060%, 08/15/28	1,865,000	1,746,798
4.420%, 05/15/28	2,000,000	1,990,766

		3,737,564

Asset-Backed - Other—0.1%
Verizon Master Trust
0.990%, 04/20/28	1,000,000	965,879

Total Asset-Backed Securities (Cost $6,555,449)		6,332,982

Short-Term Investments—0.6%
Security Description	Principal Amount*	Value

U.S. Treasury—0.6%
U.S. Treasury Bills
4.666%, 01/09/24 (c)	400,000	399,595
5.194%, 02/06/24 (c)	11,000,000	10,943,642

Total Short-Term Investments (Cost $11,341,932)		11,343,237

Securities Lending Reinvestments (d)—13.2%

Certificates of Deposit—2.2%
Bank of America NA
5.730%, SOFR + 0.340%, 03/08/24 (a)	2,000,000	2,000,458
Barclays Bank PLC
5.710%, SOFR + 0.320%, 06/20/24 (a)	3,000,000	2,999,991
5.790%, SOFR + 0.400%, 02/14/24 (a)	5,000,000	5,001,410
Citibank NA
5.740%, SOFR + 0.350%, 02/20/24 (a)	3,000,000	3,000,738
MUFG Bank Ltd. (London)
Zero Coupon, 06/04/24	1,000,000	976,630
Zero Coupon, 06/10/24	1,000,000	975,750
National Westminster Bank PLC
5.880%, 05/02/24	3,000,000	3,004,860
Oversea-Chinese Banking Corp. Ltd.
5.630%, SOFR + 0.240%, 02/09/24 (a)	5,000,000	5,000,520
Royal Bank of Canada
5.880%, FEDEFF PRV + 0.550%, 09/20/24 (a)	5,000,000	5,003,100
Standard Chartered Bank
5.770%, SOFR + 0.370%, 03/12/24 (a)	3,000,000	3,001,243
Sumitomo Mitsui Trust Bank Ltd.
Zero Coupon, 02/27/24	1,500,000	1,486,575
Svenska Handelsbanken AB
5.910%, SOFR + 0.520%, 04/19/24 (a)	6,000,000	6,004,962
Westpac Banking Corp.
5.950%, SOFR + 0.550%, 10/11/24 (a)	3,000,000	3,003,717

		41,459,954

Commercial Paper—0.4%
ING U.S. Funding LLC
5.870%, SOFR + 0.480%, 06/13/24 (a)	3,000,000	3,001,632
Old Line Funding LLC
5.560%, 02/09/24	2,000,000	1,987,044
5.620%, SOFR + 0.230%, 03/11/24 (a)	2,000,000	2,000,000

		6,988,676

Repurchase Agreements—8.0%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $14,340,679; collateralized by various Common Stock with an aggregate market value of $15,962,921.	14,332,000	14,332,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,001,777; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,061,678.	3,000,000	$3,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,785,863; collateralized by various Common Stock with an aggregate market value of $3,103,833.	2,784,177	2,784,177
Repurchase Agreement dated 12/29/23 at 5.670%, due on 04/02/24 with a maturity value of $10,149,625; collateralized by various Common Stock with an aggregate market value of $11,143,970.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $6,180,992; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $6,120,028.	6,000,000	6,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $583,476; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $594,795.	583,133	583,133
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $50,052,986; collateralized by various Common Stock with an aggregate market value of $55,799,460.	50,000,000	50,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $33,620,720; collateralized by various Common Stock with an aggregate market value of $37,498,072.	33,600,000	33,600,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $8,043,478; collateralized by various Common Stock with an aggregate market value of $8,890,269.	8,000,000	8,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $10,005,922; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $10,222,653.	10,000,000	10,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $200,118; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $204,000.	200,000	200,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $600,367; collateralized by various Common Stock with an aggregate market value of $667,880.	600,000	600,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $13,668,226; collateralized by various Common Stock with an aggregate market value of $15,050,317.	13,660,000	13,660,000

		152,759,310

Time Deposits—0.8%
DZ Bank AG (NY)
5.300%, 01/02/24	2,000,000	2,000,000
First Abu Dhabi Bank USA NV
5.320%, 01/02/24	7,000,000	7,000,000
National Bank of Canada
5.370%, OBFR + 0.050%, 01/05/24 (a)	5,000,000	5,000,000
5.390%, OBFR + 0.070%, 01/05/24 (a)	2,000,000	2,000,000

		16,000,000

Mutual Funds—1.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (e)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (e)	3,000,000	3,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (e)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (e)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (e)	1,010,185	1,010,185
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (e)	2,950,000	2,950,000

		34,960,185

Total Securities Lending Reinvestments (Cost $252,146,889)		252,168,125

Total Investments— 112.6% (Cost $2,363,704,036)		2,157,943,801
Other assets and liabilities (net)—(12.6)%		(242,308,432)

Net Assets—100.0%		$1,915,635,369

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

rate is determined by the issuer/agent based on current market conditions. For certain asset-and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $291,326,237 and the collateral received consisted of cash in the amount of $252,114,807 and non-cash collateral with a value of $49,235,202. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $1,315,568, which is 0.1% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(DAC)—	Designated Activity Company
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,330,563,233	$—	$1,330,563,233
Total Corporate Bonds & Notes*	—	501,381,660	—	501,381,660
Total Foreign Government*	—	29,867,054	—	29,867,054
Total Mortgage-Backed Securities*	—	16,221,421	—	16,221,421
Total Municipals*	—	10,066,089	—	10,066,089
Total Asset-Backed Securities*	—	6,332,982	—	6,332,982
Total Short-Term Investments*	—	11,343,237	—	11,343,237
Securities Lending Reinvestments
Certificates of Deposit	—	41,459,954	—	41,459,954
Commercial Paper	—	6,988,676	—	6,988,676
Repurchase Agreements	—	152,759,310	—	152,759,310
Time Deposits	—	16,000,000	—	16,000,000
Mutual Funds	34,960,185	—	—	34,960,185
Total Securities Lending Reinvestments	34,960,185	217,207,940	—	252,168,125
Total Investments	$34,960,185	$2,122,983,616	$—	$2,157,943,801

Collateral for Securities Loaned (Liability)	$—	$(252,114,807)	$—	$(252,114,807)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$2,157,943,801
Cash	89,864
Receivable for:
Investments sold	15,824,367
Fund shares sold	3,745,372
Interest	13,021,694
Prepaid expenses	7,391

Total Assets	2,190,632,489
Liabilities
Collateral for securities loaned	252,114,807
Payables for:
Investments purchased	21,583,491
Fund shares redeemed	310,940
Accrued Expenses:
Management fees	391,460
Distribution and service fees	200,692
Deferred trustees’ fees	168,914
Other expenses	226,816

Total Liabilities	274,997,120

Net Assets	$1,915,635,369

Net Assets Consist of:
Paid in surplus	$2,208,975,360
Distributable earnings (Accumulated losses)	(293,339,991)

Net Assets	$1,915,635,369

Net Assets
Class A	$1,006,138,531
Class B	554,799,747
Class E	36,500,131
Class G	318,196,960
Capital Shares Outstanding*
Class A	105,658,373
Class B	59,680,256
Class E	3,856,330
Class G	34,396,560
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.52
Class B	9.30
Class E	9.46
Class G	9.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,363,704,036.
(b)	Includes securities loaned at value of $291,326,237.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Interest	$56,501,167
Securities lending income	653,205

Total investment income	57,154,372
Expenses
Management fees	4,844,931
Administration fees	88,794
Custodian and accounting fees	240,656
Distribution and service fees—Class B	1,391,161
Distribution and service fees—Class E	55,011
Distribution and service fees—Class G	934,121
Audit and tax services	72,848
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	108,170
Insurance	18,892
Miscellaneous	27,588

Total expenses	7,874,995
Less management fee waiver	(119,096)

Net expenses	7,755,899

Net Investment Income	49,398,473

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(40,274,594)
Net change in unrealized appreciation on investments	85,471,839

Net realized and unrealized gain (loss)	45,197,245

Net Increase (Decrease) in Net Assets From Operations	$94,595,718

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$49,398,473	$45,196,416
Net realized gain (loss)	(40,274,594)	(27,037,461)
Net change in unrealized appreciation (depreciation)	85,471,839	(356,020,064)

Increase (decrease) in net assets from operations	94,595,718	(337,861,109)

From Distributions to Shareholders
Class A	(30,657,427)	(34,952,394)
Class B	(14,954,075)	(16,379,847)
Class E	(1,016,630)	(1,094,280)
Class G	(8,357,490)	(8,214,915)

Total distributions	(54,985,622)	(60,641,436)

Increase (decrease) in net assets from capital share transactions	(130,112,805)	(251,501,385)

Total increase (decrease) in net assets	(90,502,709)	(650,003,930)

Net Assets
Beginning of period	2,006,138,078	2,656,142,008

End of period	$1,915,635,369	$2,006,138,078

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	4,721,634	$43,799,697	2,918,996	$28,524,797
Reinvestments	3,328,711	30,657,427	3,690,855	34,952,394
Redemptions	(19,544,626)	(180,944,991)	(22,551,286)	(219,682,691)

Net increase (decrease)	(11,494,281)	$(106,487,867)	(15,941,435)	$(156,205,500)

Class B
Sales	2,686,265	$24,464,391	1,679,657	$16,058,791
Reinvestments	1,661,564	14,954,075	1,768,882	16,379,847
Redemptions	(6,960,851)	(63,034,199)	(11,222,408)	(108,158,305)

Net increase (decrease)	(2,613,022)	$(23,615,733)	(7,773,869)	$(75,719,667)

Class E
Sales	224,758	$2,079,861	153,247	$1,523,933
Reinvestments	110,986	1,016,630	116,166	1,094,280
Redemptions	(536,571)	(4,946,627)	(609,103)	(5,976,760)

Net increase (decrease)	(200,827)	$(1,850,136)	(339,690)	$(3,358,547)

Class G
Sales	2,987,202	$27,014,122	3,292,560	$30,939,202
Reinvestments	932,756	8,357,490	890,989	8,214,915
Redemptions	(3,730,199)	(33,530,681)	(5,716,471)	(55,371,788)

Net increase (decrease)	189,759	$1,840,931	(1,532,922)	$(16,217,671)

Increase (decrease) derived from capital shares transactions		$(130,112,805)		$(251,501,385)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.32	$11.04	$11.55	$11.10	$10.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.21	0.19	0.24	0.28
Net realized and unrealized gain (loss)	0.23	(1.65)	(0.41)	0.56	0.62

Total income (loss) from investment operations	0.48	(1.44)	(0.22)	0.80	0.90

Less Distributions
Distributions from net investment income	(0.28)	(0.28)	(0.29)	(0.35)	(0.35)

Total distributions	(0.28)	(0.28)	(0.29)	(0.35)	(0.35)

Net Asset Value, End of Period	$9.52	$9.32	$11.04	$11.55	$11.10

Total Return (%) (b)	5.20	(13.09)	(1.93)	7.21	8.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.28	0.27	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	2.67	2.13	1.69	2.12	2.60
Portfolio turnover rate (%)	17	15	28	34	20
Net assets, end of period (in millions)	$1,006.1	$1,091.7	$1,469.1	$1,613.2	$1,355.4

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.10	$10.78	$11.29	$10.85	$10.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.18	0.16	0.21	0.25
Net realized and unrealized gain (loss)	0.23	(1.61)	(0.41)	0.55	0.60

Total income (loss) from investment operations	0.45	(1.43)	(0.25)	0.76	0.85

Less Distributions
Distributions from net investment income	(0.25)	(0.25)	(0.26)	(0.32)	(0.32)

Total distributions	(0.25)	(0.25)	(0.26)	(0.32)	(0.32)

Net Asset Value, End of Period	$9.30	$9.10	$10.78	$11.29	$10.85

Total Return (%) (b)	5.03	(13.31)	(2.22)	7.01	8.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.53	0.52	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	2.42	1.87	1.44	1.88	2.35
Portfolio turnover rate (%)	17	15	28	34	20
Net assets, end of period (in millions)	$554.8	$566.9	$755.3	$793.0	$796.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.26	$10.97	$11.48	$11.03	$10.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.19	0.17	0.23	0.27
Net realized and unrealized gain (loss)	0.23	(1.64)	(0.41)	0.55	0.60

Total income (loss) from investment operations	0.46	(1.45)	(0.24)	0.78	0.87

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.27)	(0.33)	(0.33)

Total distributions	(0.26)	(0.26)	(0.27)	(0.33)	(0.33)

Net Asset Value, End of Period	$9.46	$9.26	$10.97	$11.48	$11.03

Total Return (%) (b)	5.05	(13.25)	(2.08)	7.10	8.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.43	0.42	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	2.52	1.98	1.54	1.98	2.45
Portfolio turnover rate (%)	17	15	28	34	20
Net assets, end of period (in millions)	$36.5	$37.6	$48.2	$49.7	$49.1

	Class G
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.06	$10.73	$11.24	$10.81	$10.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.18	0.15	0.20	0.24
Net realized and unrealized gain (loss)	0.23	(1.61)	(0.40)	0.54	0.61

Total income (loss) from investment operations	0.44	(1.43)	(0.25)	0.74	0.85

Less Distributions
Distributions from net investment income	(0.25)	(0.24)	(0.26)	(0.31)	(0.32)

Total distributions	(0.25)	(0.24)	(0.26)	(0.31)	(0.32)

Net Asset Value, End of Period	$9.25	$9.06	$10.73	$11.24	$10.81

Total Return (%) (b)	4.90	(13.33)	(2.26)	6.89	8.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.58	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	2.38	1.83	1.39	1.82	2.30
Portfolio turnover rate (%)	17	15	28	34	20
Net assets, end of period (in millions)	$318.2	$309.9	$383.5	$390.4	$333.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage-and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage-and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $152,759,310, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(126,849,621)	$—	$—	$—	$(126,849,621)
Foreign Government	(3,028,282)	—	—	—	(3,028,282)
U.S. Treasury & Government Agencies	(122,236,904)	—	—	—	(122,236,904)
Total Borrowings	$(252,114,807)	$—	$—	$—	$(252,114,807)
Gross amount of recognized liabilities for securities lending transactions					$(252,114,807)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$265,348,474	$66,906,314	$367,222,048	$109,161,186

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $ 4,844,931.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2023 were $490,696.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,381,216,615

Gross unrealized appreciation	25,773,410
Gross unrealized (depreciation)	(249,046,223)

Net unrealized appreciation (depreciation)	$(223,272,813)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$54,985,622	$60,641,436	$—	$—	$54,985,622	$60,641,436

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$56,240,466	$—	$(223,272,814)	$(126,138,727)	$(293,171,075)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $21,627,798 and accumulated long-term capital losses of $104,510,929.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Aggregate Bond Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggregate Bond Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-34

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-35

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-36

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-37

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-38

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MetLife Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2023, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-39

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-40

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio returned 16.08%, 15.76%, 15.91%, and 15.76%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index¹, returned 16.44%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed in 2023 on signals that the U.S. Federal Reserve (the “Fed”) would begin cutting interest rates in 2024. Equity investors remained hopeful that the Fed would be able to navigate a soft landing as they slowed the pace of quantitative tightening. Other factors that supported the equity markets included a healthy job market, better than expected macroeconomic data, and strong corporate earnings. Some of the fears that concerned equity investors included rising risks of recession and the effect that high bond yields would have on the economy. In addition, continued high inflation and rising geopolitical risk from the wars in Ukraine and Israel weighed on the equity markets.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times. In December, the FOMC decided to maintain the target range for the Federal Funds Rate at 5.25%-5.50%. The FOMC stated that the growth of economic activity had slowed from its strong pace in the third quarter, and inflation had eased over the past year but remained elevated. The FOMC seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Nine of the eleven sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Industrials (19.8% beginning weight in the benchmark), up 31.3%, was the best-performing sector and had the largest positive impact on the benchmark return. Information Technology (12.1% beginning weight), up 28.7%, and Consumer Discretionary (14.0% beginning weight), up 24.2%, were the next best-performing sectors. Utilities (4.1% beginning weight), down 13.2%, and Communication Services (2.1% beginning weight), down 7.5%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were Super Micro Computer, up 246.2%; Builders FirstSource, up 150.5%; and Jabil, up 95.5%. The stocks with the largest negative impact were Medical Properties Trust, down 50.2%; First Horizon, down 39.5%; and Wolfspeed, down 37.0%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index (the “Index”). This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (“NAV”) rounding, and contributions and withdrawals.

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index designed to measure the performance of 400 mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	16.08	12.34	9.01
Class B	15.76	12.05	8.73
Class E	15.91	12.17	8.84
Class G	15.76	12.00	8.68
S&P MidCap 400 Index	16.44	12.62	9.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.8
Deckers Outdoor Corp.	0.7
Reliance Steel & Aluminum Co.	0.6
Carlisle Cos., Inc.	0.6
GoDaddy, Inc.- Class A	0.6
Graco, Inc.	0.6
Watsco, Inc.	0.6
RPM International, Inc.	0.6
Lennox International, Inc.	0.6
WP Carey, Inc.	0.5

Top Sectors

% of Net Assets
Industrials	20.6
Financials	17.4
Consumer Discretionary	15.3
Information Technology	9.3
Real Estate	7.8
Health Care	7.5
Materials	7.0
Energy	4.9
Consumer Staples	4.0
Utilities	3.1

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.30%	$1,000.00	$1,068.40	$1.56
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B (a)	Actual	0.55%	$1,000.00	$1,066.80	$2.87
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E (a)	Actual	0.45%	$1,000.00	$1,067.40	$2.34
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G (a)	Actual	0.60%	$1,000.00	$1,066.50	$3.13
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—96.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
BWX Technologies, Inc.	36,394	$2,792,511
Curtiss-Wright Corp.	15,216	3,389,973
Hexcel Corp. (a)	33,467	2,468,191
Woodward, Inc.	24,040	3,272,565

		11,923,240

Air Freight & Logistics—0.3%
GXO Logistics, Inc. (b)	47,332	2,894,825

Automobile Components—1.5%
Adient PLC (b)	37,266	1,354,992
Autoliv, Inc.	29,799	3,283,552
Fox Factory Holding Corp. (b)	16,863	1,137,915
Gentex Corp.	92,811	3,031,207
Goodyear Tire & Rubber Co. (b)	112,823	1,615,625
Lear Corp. (a)	23,182	3,273,530
Visteon Corp. (b)	11,066	1,382,144

		15,078,965

Automobiles—0.4%
Harley-Davidson, Inc.	50,428	1,857,767
Thor Industries, Inc. (a)	21,199	2,506,782

		4,364,549

Banks—5.5%
Associated Banc-Corp.	59,133	1,264,855
Bank OZK	41,865	2,086,133
Cadence Bank	72,682	2,150,660
Columbia Banking System, Inc.	82,992	2,214,227
Commerce Bancshares, Inc. (a)	47,253	2,523,783
Cullen/Frost Bankers, Inc.	25,484	2,764,759
East West Bancorp, Inc.	56,076	4,034,668
First Financial Bankshares, Inc. (a)	51,105	1,548,482
First Horizon Corp.	222,334	3,148,249
FNB Corp. (a)	142,778	1,966,053
Glacier Bancorp, Inc. (a)	44,118	1,822,956
Hancock Whitney Corp.	34,279	1,665,617
Home BancShares, Inc. (a)	74,664	1,891,239
International Bancshares Corp.	21,235	1,153,485
New York Community Bancorp, Inc. (a)	287,478	2,940,900
Old National Bancorp	116,434	1,966,570
Pinnacle Financial Partners, Inc.	30,548	2,664,397
Prosperity Bancshares, Inc.	37,289	2,525,584
SouthState Corp. (a)	30,266	2,555,964
Synovus Financial Corp.	58,189	2,190,816
Texas Capital Bancshares, Inc. (b)	19,107	1,234,885
UMB Financial Corp.	17,379	1,452,015
United Bankshares, Inc. (a)	53,689	2,016,022
Valley National Bancorp (a)	169,686	1,842,790
Webster Financial Corp.	68,452	3,474,624
Wintrust Financial Corp.	24,366	2,259,946

		57,359,679

Beverages—0.6%
Boston Beer Co., Inc. - Class A (b)	3,745	1,294,235
Celsius Holdings, Inc. (a) (b)	58,997	3,216,516
Coca-Cola Consolidated, Inc.	1,865	1,731,466

		6,242,217

Biotechnology—1.5%
Arrowhead Pharmaceuticals, Inc. (b)	42,652	1,305,151
Exelixis, Inc. (b)	123,736	2,968,427
Halozyme Therapeutics, Inc. (b)	52,561	1,942,655
Neurocrine Biosciences, Inc. (b)	39,094	5,151,025
United Therapeutics Corp. (b)	18,675	4,106,446

		15,473,704

Broadline Retail—0.5%
Macy’s, Inc. (a)	108,878	2,190,625
Nordstrom, Inc. (a)	38,599	712,152
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	24,552	1,863,251

		4,766,028

Building Products—3.3%
Advanced Drainage Systems, Inc.	27,280	3,836,659
Carlisle Cos., Inc.	19,371	6,052,082
Fortune Brands Innovations, Inc. (a)	50,173	3,820,172
Lennox International, Inc. (a)	12,728	5,696,035
Owens Corning	35,363	5,241,858
Simpson Manufacturing Co., Inc.	16,980	3,361,700
Trex Co., Inc. (a) (b)	43,210	3,577,356
UFP Industries, Inc.	24,595	3,087,902

		34,673,764

Capital Markets—2.7%
Affiliated Managers Group, Inc. (a)	13,453	2,037,053
Carlyle Group, Inc. (a)	86,136	3,504,874
Evercore, Inc. - Class A	13,791	2,358,950
Federated Hermes, Inc.	34,317	1,161,974
Houlihan Lokey, Inc.	20,537	2,462,592
Interactive Brokers Group, Inc. - Class A	42,581	3,529,965
Janus Henderson Group PLC	52,732	1,589,870
Jefferies Financial Group, Inc.	66,983	2,706,783
Morningstar, Inc.	10,364	2,966,591
SEI Investments Co.	39,792	2,528,782
Stifel Financial Corp.	40,584	2,806,383

		27,653,817

Chemicals—2.3%
Ashland, Inc.	20,389	1,718,997
Avient Corp.	36,272	1,507,827
Axalta Coating Systems Ltd. (b)	87,571	2,974,787
Cabot Corp. (a)	21,981	1,835,413
Chemours Co.	59,063	1,862,847
Livent Corp. (b)	71,514	1,285,822
NewMarket Corp.	2,748	1,499,941
Olin Corp.	48,762	2,630,710
RPM International, Inc. (a)	51,261	5,722,265
Scotts Miracle-Gro Co. (a)	16,534	1,054,043

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Westlake Corp. (a)	12,747	$1,784,070

		23,876,722

Commercial Services & Supplies—1.2%
Brink’s Co.	17,926	1,576,592
Clean Harbors, Inc. (b)	20,039	3,497,006
MSA Safety, Inc.	14,703	2,482,307
Stericycle, Inc. (b)	36,814	1,824,502
Tetra Tech, Inc.	21,187	3,536,746

		12,917,153

Communications Equipment—0.5%
Calix, Inc. (b)	23,325	1,019,069
Ciena Corp. (b)	58,826	2,647,758
Lumentum Holdings, Inc. (a) (b)	26,659	1,397,465

		5,064,292

Construction & Engineering—1.9%
AECOM	55,199	5,102,043
Comfort Systems USA, Inc.	14,211	2,922,776
EMCOR Group, Inc.	18,719	4,032,634
Fluor Corp. (b)	67,792	2,655,413
MasTec, Inc. (a) (b)	24,051	1,821,142
MDU Resources Group, Inc.	81,027	1,604,335
Valmont Industries, Inc. (a)	8,313	1,941,169

		20,079,512

Construction Materials—0.4%
Eagle Materials, Inc.	13,882	2,815,825
Knife River Corp. (b)	22,507	1,489,513

		4,305,338

Consumer Finance—0.7%
Ally Financial, Inc.	108,016	3,771,919
FirstCash Holdings, Inc.	14,718	1,595,284
SLM Corp.	90,033	1,721,431

		7,088,634

Consumer Staples Distribution & Retail—1.8%
BJ’s Wholesale Club Holdings, Inc. (b)	53,212	3,547,112
Casey’s General Stores, Inc.	14,829	4,074,120
Grocery Outlet Holding Corp. (b)	39,499	1,064,893
Performance Food Group Co. (b)	61,913	4,281,284
Sprouts Farmers Market, Inc. (b)	40,411	1,944,173
U.S. Foods Holding Corp. (b)	89,998	4,086,809

		18,998,391

Containers & Packaging—1.8%
AptarGroup, Inc.	26,174	3,235,630
Berry Global Group, Inc.	46,992	3,166,791
Crown Holdings, Inc. (a)	48,005	4,420,780
Graphic Packaging Holding Co.	121,778	3,001,828
Greif, Inc. - Class A	10,136	664,820
Silgan Holdings, Inc. (a)	32,205	1,457,276

Containers & Packaging—(Continued)
Sonoco Products Co.	38,976	2,177,589

		18,124,714

Diversified Consumer Services—0.9%
Graham Holdings Co. - Class B	1,425	992,541
Grand Canyon Education, Inc. (b)	11,761	1,552,922
H&R Block, Inc.	57,270	2,770,150
Service Corp. International (a)	58,787	4,023,970

		9,339,583

Diversified REITs—0.5%
WP Carey, Inc. (a)	87,009	5,639,053

Diversified Telecommunication Services—0.4%
Frontier Communications Parent, Inc. (a) (b)	88,008	2,230,122
Iridium Communications, Inc.	49,280	2,028,365

		4,258,487

Electric Utilities—0.9%
ALLETE, Inc.	22,870	1,398,729
IDACORP, Inc. (a)	20,140	1,980,165
OGE Energy Corp.	79,694	2,783,711
PNM Resources, Inc.	34,153	1,420,765
Portland General Electric Co.	40,237	1,743,872

		9,327,242

Electrical Equipment—1.5%
Acuity Brands, Inc.	12,314	2,522,276
EnerSys	16,075	1,622,932
nVent Electric PLC	66,016	3,900,885
Regal Rexnord Corp.	26,400	3,907,728
Sensata Technologies Holding PLC	60,224	2,262,616
Sunrun, Inc. (a) (b)	86,417	1,696,366

		15,912,803

Electronic Equipment, Instruments & Components—2.3%
Arrow Electronics, Inc. (b)	21,550	2,634,488
Avnet, Inc.	36,003	1,814,551
Belden, Inc.	16,585	1,281,191
Cognex Corp. (a)	68,495	2,858,981
Coherent Corp. (b)	52,438	2,282,626
Crane NXT Co.	19,209	1,092,416
IPG Photonics Corp. (a) (b)	11,762	1,276,647
Littelfuse, Inc.	9,905	2,650,182
Novanta, Inc. (b)	14,249	2,399,674
TD SYNNEX Corp.	20,409	2,196,213
Vishay Intertechnology, Inc. (a)	50,230	1,204,013
Vontier Corp.	61,407	2,121,612

		23,812,594

Energy Equipment & Services—1.0%
ChampionX Corp.	77,510	2,264,067
NOV, Inc. (a)	156,743	3,178,748
Valaris Ltd. (b)	24,944	1,710,410

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Weatherford International PLC (b)	28,696	$2,807,330

		9,960,555

Entertainment—0.2%
TKO Group Holdings, Inc.	23,873	1,947,559

Financial Services—1.8%
Equitable Holdings, Inc.	126,602	4,215,847
Essent Group Ltd.	42,479	2,240,342
Euronet Worldwide, Inc. (b)	17,434	1,769,377
MGIC Investment Corp. (a)	110,342	2,128,497
Voya Financial, Inc. (a)	41,567	3,032,728
Western Union Co.	144,978	1,728,138
WEX, Inc. (b)	17,005	3,308,323

		18,423,252

Food Products—1.1%
Darling Ingredients, Inc. (b)	63,477	3,163,694
Flowers Foods, Inc.	76,444	1,720,754
Ingredion, Inc.	25,940	2,815,268
Lancaster Colony Corp. (a)	8,102	1,348,092
Pilgrim’s Pride Corp. (b)	16,017	443,030
Post Holdings, Inc. (a) (b)	20,218	1,780,397

		11,271,235

Gas Utilities—1.0%
National Fuel Gas Co.	36,534	1,832,911
New Jersey Resources Corp.	38,819	1,730,551
ONE Gas, Inc. (a)	22,065	1,405,982
Southwest Gas Holdings, Inc.	23,904	1,514,318
Spire, Inc. (a)	20,930	1,304,776
UGI Corp. (a)	83,351	2,050,435

		9,838,973

Ground Transportation—1.9%
Avis Budget Group, Inc. (a)	7,350	1,302,861
Hertz Global Holdings, Inc. (a) (b)	52,665	547,189
Knight-Swift Transportation Holdings, Inc.	64,178	3,699,862
Landstar System, Inc.	14,303	2,769,776
Ryder System, Inc. (a)	17,636	2,029,198
Saia, Inc. (b)	10,564	4,629,356
Werner Enterprises, Inc.	25,224	1,068,741
XPO, Inc. (b)	46,145	4,041,841

		20,088,824

Health Care Equipment & Supplies—2.3%
Enovis Corp. (a) (b)	19,767	1,107,347
Envista Holdings Corp. (b)	68,200	1,640,892
Globus Medical, Inc. - Class A (b)	45,902	2,446,118
Haemonetics Corp. (b)	20,190	1,726,447
Inari Medical, Inc. (a) (b)	20,364	1,322,031
Integra LifeSciences Holdings Corp. (b)	27,062	1,178,550
Lantheus Holdings, Inc. (a) (b)	27,251	1,689,562
LivaNova PLC (b)	21,440	1,109,306
Masimo Corp. (a) (b)	17,661	2,070,046

Health Care Equipment & Supplies—(Continued)
Neogen Corp. (a) (b)	78,323	1,575,075
Penumbra, Inc. (b)	15,358	3,863,151
QuidelOrtho Corp. (b)	19,674	1,449,974
Shockwave Medical, Inc. (b)	14,681	2,797,611

		23,976,110

Health Care Providers & Services—2.0%
Acadia Healthcare Co., Inc. (b)	36,692	2,853,170
Amedisys, Inc. (b)	12,985	1,234,354
Chemed Corp.	5,994	3,504,991
Encompass Health Corp.	39,882	2,660,927
HealthEquity, Inc. (b)	34,071	2,258,907
Option Care Health, Inc. (b)	70,480	2,374,471
Patterson Cos., Inc.	33,859	963,289
Progyny, Inc. (b)	33,175	1,233,447
R1 RCM, Inc. (a) (b)	78,350	828,160
Tenet Healthcare Corp. (b)	40,407	3,053,557

		20,965,273

Health Care REITs—0.9%
Healthcare Realty Trust, Inc. (a)	151,549	2,611,189
Medical Properties Trust, Inc. (a)	238,342	1,170,259
Omega Healthcare Investors, Inc.	97,483	2,988,829
Physicians Realty Trust	94,894	1,263,039
Sabra Health Care REIT, Inc. (a)	92,002	1,312,869

		9,346,185

Health Care Technology—0.1%
Doximity, Inc. - Class A (b)	47,015	1,318,301

Hotel & Resort REITs—0.1%
Park Hotels & Resorts, Inc.	83,552	1,278,346

Hotels, Restaurants & Leisure—3.4%
Aramark	103,871	2,918,775
Boyd Gaming Corp.	27,646	1,730,916
Choice Hotels International, Inc. (a)	9,907	1,122,463
Churchill Downs, Inc. (a)	27,010	3,644,459
Hilton Grand Vacations, Inc. (b)	28,358	1,139,425
Hyatt Hotels Corp. - Class A (a)	17,596	2,294,695
Light & Wonder, Inc. (b)	35,829	2,941,919
Marriott Vacations Worldwide Corp.	13,143	1,115,709
Penn Entertainment, Inc. (a) (b)	60,384	1,571,192
Planet Fitness, Inc. - Class A (a) (b)	33,996	2,481,708
Texas Roadhouse, Inc.	26,573	3,248,018
Travel & Leisure Co. (a)	28,815	1,126,378
Vail Resorts, Inc.	15,156	3,235,351
Wendy’s Co.	66,477	1,294,972
Wingstop, Inc.	11,704	3,003,012
Wyndham Hotels & Resorts, Inc.	33,010	2,654,334

		35,523,326

Household Durables—1.9%
Helen of Troy Ltd. (a) (b)	9,447	1,141,292
KB Home	30,463	1,902,719

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Leggett & Platt, Inc.	53,047	$1,388,240
Taylor Morrison Home Corp. (b)	42,753	2,280,872
Tempur Sealy International, Inc.	68,547	3,493,841
Toll Brothers, Inc.	42,766	4,395,917
TopBuild Corp. (b)	12,643	4,731,769

		19,334,650

Independent Power and Renewable Electricity Producers—0.7%
Ormat Technologies, Inc. (a)	21,373	1,619,860
Vistra Corp.	133,733	5,151,395

		6,771,255

Industrial REITs—1.3%
EastGroup Properties, Inc.	18,435	3,383,560
First Industrial Realty Trust, Inc.	52,632	2,772,127
Rexford Industrial Realty, Inc. (a)	83,995	4,712,120
STAG Industrial, Inc. (a)	72,247	2,836,417

		13,704,224

Insurance—4.3%
American Financial Group, Inc.	26,002	3,091,378
Brighthouse Financial, Inc. (a) (b) (c)	25,547	1,351,947
CNO Financial Group, Inc. (a)	44,632	1,245,233
Erie Indemnity Co. - Class A	9,925	3,324,081
Fidelity National Financial, Inc.	102,877	5,248,784
First American Financial Corp. (a)	41,055	2,645,584
Hanover Insurance Group, Inc.	14,230	1,727,807
Kemper Corp.	23,970	1,166,620
Kinsale Capital Group, Inc. (a)	8,760	2,933,812
Old Republic International Corp.	103,753	3,050,338
Primerica, Inc.	13,940	2,868,294
Reinsurance Group of America, Inc.	26,224	4,242,519
RenaissanceRe Holdings Ltd.	20,888	4,094,048
RLI Corp.	15,976	2,126,725
Selective Insurance Group, Inc.	24,108	2,398,264
Unum Group	72,952	3,298,889

		44,814,323

Interactive Media & Services—0.3%
Ziff Davis, Inc. (b)	18,297	1,229,375
ZoomInfo Technologies, Inc. (b)	117,871	2,179,435

		3,408,810

IT Services—0.8%
GoDaddy, Inc. - Class A (b)	56,034	5,948,570
Kyndryl Holdings, Inc. (b)	91,303	1,897,276

		7,845,846

Leisure Products—0.9%
Brunswick Corp.	27,381	2,649,112
Mattel, Inc. (b)	140,551	2,653,603
Polaris, Inc.	21,122	2,001,732
YETI Holdings, Inc. (a) (b)	34,558	1,789,413

		9,093,860

Life Sciences Tools & Services—1.1%
Azenta, Inc. (a) (b)	23,935	1,559,126
Bruker Corp.	36,899	2,711,338
Medpace Holdings, Inc. (b)	9,279	2,844,292
Repligen Corp. (a) (b)	20,661	3,714,848
Sotera Health Co. (b)	39,358	663,182

		11,492,786

Machinery—4.7%
AGCO Corp.	24,730	3,002,469
Chart Industries, Inc. (a) (b)	16,707	2,277,665
Crane Co. (a)	19,436	2,296,169
Donaldson Co., Inc.	48,021	3,138,172
Esab Corp.	22,543	1,952,675
Flowserve Corp.	52,208	2,152,014
Graco, Inc.	67,161	5,826,888
ITT, Inc.	32,668	3,897,946
Lincoln Electric Holdings, Inc. (a)	22,760	4,949,390
Middleby Corp. (a) (b)	21,329	3,138,989
Oshkosh Corp.	26,028	2,821,695
RBC Bearings, Inc. (a) (b)	11,573	3,297,032
Terex Corp.	26,778	1,538,664
Timken Co.	25,826	2,069,954
Toro Co. (a)	41,319	3,966,211
Watts Water Technologies, Inc. - Class A	10,890	2,268,823

		48,594,756

Marine Transportation—0.2%
Kirby Corp. (b)	23,516	1,845,536

Media—0.7%
Cable One, Inc. (a)	1,811	1,007,984
New York Times Co. - Class A	65,106	3,189,543
Nexstar Media Group, Inc. (a)	12,826	2,010,476
TEGNA, Inc.	78,373	1,199,107

		7,407,110

Metals & Mining—2.3%
Alcoa Corp.	71,014	2,414,476
Cleveland-Cliffs, Inc. (a) (b)	200,884	4,102,051
Commercial Metals Co.	46,516	2,327,661
MP Materials Corp. (a) (b)	57,309	1,137,584
Reliance Steel & Aluminum Co.	22,868	6,395,722
Royal Gold, Inc. (a)	26,139	3,161,773
U.S. Steel Corp. (a)	88,747	4,317,542

		23,856,809

Mortgage Real Estate Investment Trusts—0.6%
Annaly Capital Management, Inc. (a)	198,985	3,854,339
Starwood Property Trust, Inc. (a)	118,401	2,488,789

		6,343,128

Multi-Utilities—0.3%
Black Hills Corp.	27,054	1,459,563
Northwestern Energy Group, Inc.	24,368	1,240,088

		2,699,651

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Office REITs—0.6%
COPT Defense Properties	44,782	$1,147,763
Cousins Properties, Inc.	60,390	1,470,496
Kilroy Realty Corp.	42,451	1,691,248
Vornado Realty Trust (a)	63,612	1,797,039

		6,106,546

Oil, Gas & Consumable Fuels—3.9%
Antero Midstream Corp. (a)	135,523	1,698,103
Antero Resources Corp. (b)	112,411	2,549,481
Chesapeake Energy Corp. (a)	44,330	3,410,750
Chord Energy Corp.	16,425	2,730,328
Civitas Resources, Inc. (a)	33,954	2,321,774
CNX Resources Corp. (a) (b)	63,207	1,264,140
DT Midstream, Inc. (a)	38,557	2,112,924
Equitrans Midstream Corp. (a)	172,394	1,754,971
HF Sinclair Corp.	62,293	3,461,622
Matador Resources Co. (a)	44,085	2,506,673
Murphy Oil Corp.	58,391	2,490,960
Ovintiv, Inc.	100,986	4,435,305
PBF Energy, Inc. - Class A	43,275	1,902,369
Permian Resources Corp. (a)	165,401	2,249,454
Range Resources Corp. (a)	96,015	2,922,697
Southwestern Energy Co. (a) (b)	438,272	2,870,682

		40,682,233

Paper & Forest Products—0.2%
Louisiana-Pacific Corp.	25,535	1,808,644

Personal Care Products—0.5%
BellRing Brands, Inc. (b)	52,302	2,899,100
Coty, Inc. - Class A (a) (b)	149,014	1,850,754

		4,749,854

Pharmaceuticals—0.5%
Jazz Pharmaceuticals PLC (b)	25,051	3,081,273
Perrigo Co. PLC	53,917	1,735,049

		4,816,322

Professional Services—2.8%
ASGN, Inc. (b)	18,781	1,806,169
CACI International, Inc. - Class A (b)	8,865	2,871,019
Concentrix Corp.	18,815	1,847,821
ExlService Holdings, Inc. (a) (b)	65,622	2,024,439
Exponent, Inc.	20,142	1,773,302
FTI Consulting, Inc. (b)	14,130	2,813,990
Genpact Ltd.	66,409	2,305,056
Insperity, Inc.	14,092	1,651,864
KBR, Inc. (a)	53,718	2,976,514
ManpowerGroup, Inc.	19,421	1,543,387
Maximus, Inc.	24,186	2,028,238
Paylocity Holding Corp. (b)	17,212	2,837,398
Science Applications International Corp.	21,063	2,618,552

		29,097,749

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc. (a) (b)	18,929	3,575,120

Residential REITs—0.8%
Apartment Income REIT Corp.	58,488	2,031,288
Equity LifeStyle Properties, Inc. (a)	74,165	5,231,599
Independence Realty Trust, Inc.	89,412	1,368,004

		8,630,891

Retail REITs—1.2%
Agree Realty Corp.	39,996	2,517,748
Brixmor Property Group, Inc.	119,607	2,783,255
Kite Realty Group Trust	87,294	1,995,541
NNN REIT, Inc.	72,592	3,128,715
Spirit Realty Capital, Inc.	56,235	2,456,907

		12,882,166

Semiconductors & Semiconductor Equipment—2.8%
Allegro MicroSystems, Inc. (b)	28,336	857,731
Amkor Technology, Inc.	41,071	1,366,432
Cirrus Logic, Inc. (b)	21,446	1,784,093
Lattice Semiconductor Corp. (b)	54,921	3,789,000
MACOM Technology Solutions Holdings, Inc. (b)	21,533	2,001,492
MKS Instruments, Inc.	25,014	2,573,190
Onto Innovation, Inc. (b)	19,529	2,985,984
Power Integrations, Inc.	22,624	1,857,657
Rambus, Inc. (b)	42,777	2,919,530
Silicon Laboratories, Inc. (b)	12,645	1,672,554
Synaptics, Inc. (b)	15,598	1,779,420
Universal Display Corp.	17,336	3,315,683
Wolfspeed, Inc. (a) (b)	49,866	2,169,670

		29,072,436

Software—2.5%
Aspen Technology, Inc. (a) (b)	11,152	2,455,113
Blackbaud, Inc. (b)	17,142	1,486,211
CommVault Systems, Inc. (b)	17,425	1,391,386
Dolby Laboratories, Inc. - Class A	23,697	2,042,208
Dropbox, Inc. - Class A (a) (b)	101,934	3,005,014
Dynatrace, Inc. (b)	94,882	5,189,097
Manhattan Associates, Inc. (b)	24,497	5,274,694
Qualys, Inc. (a) (b)	14,637	2,872,950
Teradata Corp. (b)	38,914	1,693,148

		25,409,821

Specialized REITs—1.9%
CubeSmart	89,472	4,147,027
EPR Properties (a)	29,973	1,452,192
Gaming & Leisure Properties, Inc.	106,245	5,243,191
Lamar Advertising Co. - Class A (a)	34,847	3,703,539
National Storage Affiliates Trust (a)	30,743	1,274,912
PotlatchDeltic Corp.	31,578	1,550,480
Rayonier, Inc. (a)	54,285	1,813,662

		19,185,003

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—3.9%
AutoNation, Inc. (b)	10,320	$1,549,858
Burlington Stores, Inc. (b)	25,818	5,021,085
Dick’s Sporting Goods, Inc. (a)	24,452	3,593,221
Five Below, Inc. (a) (b)	22,158	4,723,199
Floor & Decor Holdings, Inc. - Class A (a) (b)	42,404	4,730,590
GameStop Corp. - Class A (a) (b)	106,880	1,873,606
Gap, Inc. (a)	85,361	1,784,899
Lithia Motors, Inc. (a)	10,951	3,605,945
Murphy USA, Inc.	7,704	2,746,938
Penske Automotive Group, Inc. (a)	7,756	1,244,916
Restoration Hardware, Inc. (a) (b)	6,150	1,792,602
Valvoline, Inc. (a) (b)	55,174	2,073,439
Williams-Sonoma, Inc. (a)	25,524	5,150,233

		39,890,531

Technology Hardware, Storage & Peripherals—0.5%
Super Micro Computer, Inc. (a) (b)	18,456	5,246,303

Textiles, Apparel & Luxury Goods—2.0%
Capri Holdings Ltd. (b)	46,244	2,323,299
Carter’s, Inc. (a)	14,652	1,097,288
Columbia Sportswear Co. (a)	13,723	1,091,527
Crocs, Inc. (a) (b)	24,100	2,251,181
Deckers Outdoor Corp. (b) (d)	10,239	6,844,055
PVH Corp.	24,043	2,936,131
Skechers USA, Inc. - Class A (a) (b)	53,157	3,313,807
Under Armour, Inc. - Class A (b)	75,117	660,279
Under Armour, Inc. - Class C (b)	76,963	642,641

		21,160,208

Trading Companies & Distributors—1.4%
Core & Main, Inc. - Class A (a) (b)	54,382	2,197,576
GATX Corp. (a)	14,125	1,698,107
MSC Industrial Direct Co., Inc. - Class A	18,449	1,868,146
Watsco, Inc. (a)	13,476	5,774,062
WESCO International, Inc. (a)	17,478	3,039,075

		14,576,966

Water Utilities—0.4%
Essential Utilities, Inc.	99,997	3,734,888

Total Common Stocks (Cost $731,960,595)		1,000,951,670

Mutual Funds—1.8%

Investment Company Securities—1.8%
SPDR S&P MidCap 400 ETF Trust (a) (Cost $17,728,241)	37,000	18,773,060

Short-Term Investments—1.6%

U.S. Treasury—1.6%
U.S. Treasury Bills
2.611%, 01/02/24 (e)	425,000	425,000
5.215%, 02/06/24 (e)	15,925,000	15,843,259

Total Short-Term Investments (Cost $16,266,198)		16,268,259

Securities Lending Reinvestments (f)—13.1%
Security Description	Principal Amount*	Value

Certificates of Deposit—1.0%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (g)	2,000,000	2,000,564
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (g)	2,000,000	2,000,906
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (g)	1,000,000	1,000,620
Standard Chartered Bank 5.790%, SOFR + 0.390%, 04/19/24 (g)	1,000,000	1,000,000
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (g)	2,000,000	2,001,190
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (g)	2,000,000	2,002,478

		10,005,758

Commercial Paper—0.2%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (g)	1,000,000	1,000,224

		1,983,562

Repurchase Agreements—7.5%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,306,238; collateralized by various Common Stock with an aggregate market value of $11,472,097.	10,300,000	10,300,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,001,777; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,061,678.	3,000,000	3,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $3,147,341; collateralized by various Common Stock with an aggregate market value of $3,506,570.	3,145,437	3,145,437
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $2,001,200; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $3,090,496; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $3,060,014.	3,000,000	3,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $15,308,710; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $15,605,694.	15,299,700	15,299,700

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $2,001,182; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $2,049,564.	2,000,000	$2,000,000
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $12,012,717; collateralized by various Common Stock with an aggregate market value of $13,391,870.	12,000,000	12,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $2,401,480; collateralized by various Common Stock with an aggregate market value of $2,678,434.	2,400,000	2,400,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $3,016,304; collateralized by various Common Stock with an aggregate market value of $3,333,851.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $10,005,922; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $10,222,653.	10,000,000	10,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,000,592; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $720,441; collateralized by various Common Stock with an aggregate market value of $801,456.	720,000	720,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $10,006,022; collateralized by various Common Stock with an aggregate market value of $11,028,611.	10,000,000	10,000,000

		77,865,137

Time Deposits—0.9%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	4,000,000	4,000,000
Nordea Bank Abp 5.300%, 01/02/24	5,000,000	5,000,000

		9,000,000

Mutual Funds—3.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (h)	7,000,000	7,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (h)	7,000,000	7,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (h)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (h)	7,000,000	7,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (h)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (h)	1,501,271	1,501,271

		36,501,271

Total Securities Lending Reinvestments (Cost $135,349,645)		135,355,728

Total Investments—113.2% (Cost $901,304,679)		1,171,348,717
Other assets and liabilities (net)—(13.2)%		(136,247,625)

Net Assets—100.0%		$1,035,101,092

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $179,939,747 and the collateral received consisted of cash in the amount of $135,337,738 and non-cash collateral with a value of $50,764,971. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 8 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $4,679,010.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 Index E-Mini Futures	03/15/24	57	USD	16,014,150	$989,698

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,000,951,670	$—	$—	$1,000,951,670
Total Mutual Funds*	18,773,060	—	—	18,773,060
Total Short-Term Investments*	—	16,268,259	—	16,268,259
Securities Lending Reinvestments
Certificates of Deposit	—	10,005,758	—	10,005,758
Commercial Paper	—	1,983,562	—	1,983,562
Repurchase Agreements	—	77,865,137	—	77,865,137
Time Deposits	—	9,000,000	—	9,000,000
Mutual Funds	36,501,271	—	—	36,501,271
Total Securities Lending Reinvestments	36,501,271	98,854,457	—	135,355,728
Total Investments	$1,056,226,001	$115,122,716	$—	$1,171,348,717

Collateral for Securities Loaned (Liability)	$—	$(135,337,738)	$—	$(135,337,738)
Futures Contracts Futures Contracts (Unrealized Appreciation)	$989,698	$—	$—	$989,698

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,169,996,770
Affiliated investments at value (c)	1,351,947
Cash	9,493
Receivable for:
Investments sold	1,207,020
Fund shares sold	301,982
Dividends	1,400,848
Prepaid expenses	3,533

Total Assets	1,174,271,593
Liabilities
Collateral for securities loaned	135,337,738
Payables for:
Investments purchased	1,285,822
Fund shares redeemed	1,742,661
Variation margin on futures contracts	149,366
Accrued Expenses:
Management fees	214,367
Distribution and service fees	108,564
Deferred trustees’ fees	169,435
Other expenses	162,548

Total Liabilities	139,170,501

Net Assets	$1,035,101,092

Net Assets Consist of:
Paid in surplus	$701,647,052
Distributable earnings (Accumulated losses)	333,454,040

Net Assets	$1,035,101,092

Net Assets
Class A	$536,528,622
Class B	299,312,594
Class E	27,254,167
Class G	172,005,709
Capital Shares Outstanding*
Class A	31,779,858
Class B	18,202,314
Class E	1,637,387
Class G	10,618,505
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.88
Class B	16.44
Class E	16.64
Class G	16.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $900,380,298.
(b)	Includes securities loaned at value of $179,939,747.
(c)	Identified cost of affiliated investments was $924,381.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$15,301,735
Interest	711,984
Securities lending income	453,088

Total investment income	16,466,807
Expenses
Management fees	2,471,966
Administration fees	53,388
Custodian and accounting fees	80,564
Distribution and service fees—Class B	721,011
Distribution and service fees—Class E	39,705
Distribution and service fees—Class G	482,498
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	83,418
Insurance	8,882
Miscellaneous	125,703

Total expenses	4,208,985
Less management fee waiver	(25,075)

Net expenses	4,183,910

Net Investment Income	12,282,897

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	51,404,956
Affiliated investments	62,095
Futures contracts	226,159

Net realized gain (loss)	51,693,210

Net change in unrealized appreciation (depreciation) on:
Investments	84,645,066
Affiliated investments	(39,726)
Futures contracts	1,295,328

Net change in unrealized appreciation (depreciation)	85,900,668

Net realized and unrealized gain (loss)	137,593,878

Net Increase (Decrease) in Net Assets From Operations	$149,876,775

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,282,897	$12,315,580
Net realized gain (loss)	51,693,210	64,477,353
Net change in unrealized appreciation (depreciation)	85,900,668	(238,751,221)

Increase (decrease) in net assets from operations	149,876,775	(161,958,288)

From Distributions to Shareholders
Class A	(39,084,764)	(91,716,740)
Class B	(22,061,311)	(54,536,369)
Class E	(2,015,323)	(5,150,333)
Class G	(12,509,646)	(28,926,185)

Total distributions	(75,671,044)	(180,329,627)

Increase (decrease) in net assets from capital share transactions	(9,864,256)	82,626,892

Total increase (decrease) in net assets	64,341,475	(259,661,023)

Net Assets
Beginning of period	970,759,617	1,230,420,640

End of period	$1,035,101,092	$970,759,617

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,856,418	$44,987,208	1,908,949	$33,557,319
Reinvestments	2,529,758	39,084,764	6,184,541	91,716,740
Redemptions	(5,568,828)	(89,726,826)	(4,138,209)	(73,349,023)

Net increase (decrease)	(182,652)	$(5,654,854)	3,955,281	$51,925,036

Class B
Sales	456,656	$7,012,104	492,986	$8,133,268
Reinvestments	1,463,922	22,061,311	3,763,725	54,536,369
Redemptions	(2,439,985)	(38,158,219)	(2,871,257)	(49,320,878)

Net increase (decrease)	(519,407)	$(9,084,804)	1,385,454	$13,348,759

Class E
Sales	71,036	$1,126,337	67,288	$1,151,989
Reinvestments	132,152	2,015,323	351,799	5,150,333
Redemptions	(295,276)	(4,681,088)	(297,090)	(5,099,648)

Net increase (decrease)	(92,088)	$(1,539,428)	121,997	$1,202,674

Class G
Sales	826,442	$12,621,279	669,357	$11,771,934
Reinvestments	842,400	12,509,646	2,024,226	28,926,185
Redemptions	(1,217,775)	(18,716,095)	(1,440,086)	(24,547,696)

Net increase (decrease)	451,067	$6,414,830	1,253,497	$16,150,423

Increase (decrease) derived from capital shares transactions		$(9,864,256)		$82,626,892

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.73	$22.29	$19.01	$18.27	$16.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.23	0.21	0.21	0.26
Net realized and unrealized gain (loss)	2.20	(3.39)	4.36	1.85	3.78

Total income (loss) from investment operations	2.42	(3.16)	4.57	2.06	4.04

Less Distributions
Distributions from net investment income	(0.22)	(0.22)	(0.24)	(0.24)	(0.26)
Distributions from net realized capital gains	(1.05)	(3.18)	(1.05)	(1.08)	(1.83)

Total distributions	(1.27)	(3.40)	(1.29)	(1.32)	(2.09)

Net Asset Value, End of Period	$16.88	$15.73	$22.29	$19.01	$18.27

Total Return (%) (b)	16.08	(13.26)	24.40	13.39	25.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.29	0.30	0.31	0.30
Net ratio of expenses to average net assets (%) (c)	0.30	0.29	0.29	0.31	0.30
Ratio of net investment income (loss) to average net assets (%)	1.37	1.31	1.00	1.33	1.44
Portfolio turnover rate (%)	26	22	33	31	24
Net assets, end of period (in millions)	$536.5	$502.7	$624.2	$553.3	$528.6

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.35	$21.82	$18.64	$17.93	$16.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.18	0.16	0.17	0.21
Net realized and unrealized gain (loss)	2.14	(3.31)	4.26	1.82	3.71

Total income (loss) from investment operations	2.31	(3.13)	4.42	1.99	3.92

Less Distributions
Distributions from net investment income	(0.17)	(0.16)	(0.19)	(0.20)	(0.21)
Distributions from net realized capital gains	(1.05)	(3.18)	(1.05)	(1.08)	(1.83)

Total distributions	(1.22)	(3.34)	(1.24)	(1.28)	(2.04)

Net Asset Value, End of Period	$16.44	$15.35	$21.82	$18.64	$17.93

Total Return (%) (b)	15.76	(13.44)	24.07	13.15	25.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.54	0.55	0.56	0.55
Net ratio of expenses to average net assets (%) (c)	0.55	0.54	0.54	0.56	0.55
Ratio of net investment income (loss) to average net assets (%)	1.12	1.06	0.75	1.08	1.19
Portfolio turnover rate (%)	26	22	33	31	24
Net assets, end of period (in millions)	$299.3	$287.3	$378.3	$370.5	$364.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.52	$22.04	$18.81	$18.09	$16.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.20	0.18	0.19	0.23
Net realized and unrealized gain (loss)	2.17	(3.35)	4.31	1.82	3.75

Total income (loss) from investment operations	2.36	(3.15)	4.49	2.01	3.98

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.21)	(0.21)	(0.23)
Distributions from net realized capital gains	(1.05)	(3.18)	(1.05)	(1.08)	(1.83)

Total distributions	(1.24)	(3.37)	(1.26)	(1.29)	(2.06)

Net Asset Value, End of Period	$16.64	$15.52	$22.04	$18.81	$18.09

Total Return (%) (b)	15.91	(13.40)	24.23	13.21	25.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.44	0.45	0.46	0.45
Net ratio of expenses to average net assets (%) (c)	0.45	0.44	0.44	0.46	0.45
Ratio of net investment income (loss) to average net assets (%)	1.22	1.16	0.85	1.18	1.29
Portfolio turnover rate (%)	26	22	33	31	24
Net assets, end of period (in millions)	$27.3	$26.8	$35.4	$33.1	$33.3

	Class G
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.14	$21.59	$18.46	$17.78	$15.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.17	0.14	0.16	0.20
Net realized and unrealized gain (loss)	2.12	(3.28)	4.23	1.79	3.69

Total income (loss) from investment operations	2.28	(3.11)	4.37	1.95	3.89

Less Distributions
Distributions from net investment income	(0.17)	(0.16)	(0.19)	(0.19)	(0.21)
Distributions from net realized capital gains	(1.05)	(3.18)	(1.05)	(1.08)	(1.83)

Total distributions	(1.22)	(3.34)	(1.24)	(1.27)	(2.04)

Net Asset Value, End of Period	$16.20	$15.14	$21.59	$18.46	$17.78

Total Return (%) (b)	15.76	(13.50)	24.01	13.07	25.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.59	0.60	0.61	0.60
Net ratio of expenses to average net assets (%) (c)	0.60	0.59	0.59	0.61	0.60
Ratio of net investment income (loss) to average net assets (%)	1.07	1.01	0.70	1.03	1.14
Portfolio turnover rate (%)	26	22	33	31	24
Net assets, end of period (in millions)	$172.0	$153.9	$192.4	$168.4	$149.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $77,865,137, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(129,462,125)	$—	$—	$—	$(129,462,125)
Mutual Funds	(5,875,613)	—	—	—	(5,875,613)
Total Borrowings	$(135,337,738)	$—	$—	$—	$(135,337,738)
Gross amount of recognized liabilities for securities lending transactions					$(135,337,738)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$989,698

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$226,159

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,295,328

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,731,745

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$256,371,196	$0	$327,290,278

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate

BHFTII-20

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $2,471,966.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2023 were $246,486.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023	Number of shares held at December 31, 2023
Brighthouse Financial, Inc.	$1,605,418	$—	$(275,840)	$62,095	$(39,726)	$1,351,947	25,547

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$903,397,511

Gross unrealized appreciation	317,653,502
Gross unrealized (depreciation)	(49,702,296)

Net unrealized appreciation (depreciation)	$267,951,206

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$11,896,032	$37,394,706	$63,775,012	$142,934,921	$75,671,044	$180,329,627

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$17,807,379	$47,864,892	$267,951,206	$—	$333,623,477

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Mid Cap Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-25

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-26

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-27

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the S&P MidCap 400 Index, for the one-, three-, and five-year periods ended October 31, 2023, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-28

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, below the Expense Universe median, and above the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-29

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio returned 17.93%, 17.64%, 17.76%, and 17.58%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 18.24%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed in 2023 on signals that the U.S. Federal Reserve (the “Fed”) would begin cutting interest rates in 2024. Equity investors remained hopeful that the Fed would be able to navigate a soft landing as they slowed the pace of quantitative tightening. Other factors that supported the equity markets included a healthy job market, better than expected macroeconomic data, and strong corporate earnings. Some of the fears that concerned equity investors included rising risks of recession and the effect that high bond yields would have on the economy. In addition, continued high inflation and rising geopolitical risk from the wars in Ukraine and Israel weighed on the equity markets.

The U.S. dollar weakened during the year, which positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 2.08%.

Nineteen of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. Italy (2.3% beginning weight in the benchmark), up 38.8%; Spain (2.4% beginning weight), up 33.4%; and Denmark (3.0% beginning weight), up 32.1%, were the best-performing countries. Hong Kong (3.0% beginning weight), down 14.8%, and Finland (1.0% beginning weight), down 4.3%, were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the year were Novo Nordisk (Denmark), up 55.6%; SAP (Germany), up 52.3%; and ASML Holding (Netherlands), up 41.5%. The stocks with the largest negative impact were Anglo American (United Kingdom), down 32.5%; AIA Group (Hong Kong), down 20.0%; and British American Tobacco (United Kingdom), down 18.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index (the “Index”). This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	17.93	7.99	4.05
Class B	17.64	7.72	3.80
Class E	17.76	7.83	3.90
Class G	17.58	7.67	3.75
MSCI EAFE Index	18.24	8.17	4.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Novo Nordisk AS- Class B	2.0
Nestle SA	1.9
ASML Holding NV	1.8
iShares MSCI EAFE ETF	1.4
LVMH Moet Hennessy Louis Vuitton SE	1.3
Shell PLC	1.3
AstraZeneca PLC	1.2
Novartis AG	1.2
Roche Holding AG	1.2
Toyota Motor Corp.	1.2

Top Countries

% of Net Assets
Japan	21.7
United Kingdom	11.7
France	11.3
Switzerland	10.4
Germany	8.2
Australia	7.4
Netherlands	5.9
Denmark	3.3
Sweden	3.1
Spain	2.5

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.39%	$1,000.00	$1,053.20	$2.02
	Hypothetical*	0.39%	$1,000.00	$1,023.24	$1.99

Class B (a)	Actual	0.64%	$1,000.00	$1,052.20	$3.31
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class E (a)	Actual	0.54%	$1,000.00	$1,052.80	$2.79
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class G (a)	Actual	0.69%	$1,000.00	$1,051.90	$3.57
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Australia—7.4%
Ampol Ltd.	15,576	$383,561
ANZ Group Holdings Ltd.	172,445	3,042,093
APA Group	72,572	422,063
Aristocrat Leisure Ltd.	33,301	924,529
ASX Ltd.	9,864	423,754
Aurizon Holdings Ltd.	105,688	273,320
BHP Group Ltd.	286,894	9,847,869
BlueScope Steel Ltd.	24,346	387,969
Brambles Ltd.	77,628	719,715
CAR Group Ltd.	20,417	432,869
Cochlear Ltd.	3,634	739,356
Coles Group Ltd.	76,847	843,126
Commonwealth Bank of Australia	95,160	7,241,011
Computershare Ltd.	32,168	535,159
CSL Ltd.	27,696	5,406,738
Dexus (REIT)	66,600	347,218
EBOS Group Ltd.	8,800	197,713
Endeavour Group Ltd.	82,569	293,010
Flutter Entertainment PLC (a)	9,898	1,744,250
Fortescue Ltd.	97,232	1,925,812
Goodman Group (REIT)	96,640	1,661,551
GPT Group (REIT)	109,987	346,539
IDP Education Ltd.	14,103	192,157
IGO Ltd.	44,707	274,632
Insurance Australia Group Ltd.	132,599	511,547
Lottery Corp. Ltd.	128,267	422,601
Macquarie Group Ltd.	20,862	2,603,407
Medibank Pvt Ltd.	158,708	385,116
Mineral Resources Ltd.	11,249	535,060
Mirvac Group (REIT)	227,393	322,477
National Australia Bank Ltd.	180,213	3,763,700
Northern Star Resources Ltd.	65,100	609,776
Orica Ltd.	24,591	266,776
Origin Energy Ltd.	97,507	563,492
Pilbara Minerals Ltd.	157,791	423,423
Qantas Airways Ltd. (a)	48,695	177,762
QBE Insurance Group Ltd.	78,602	793,653
Ramsay Health Care Ltd.	11,010	394,238
REA Group Ltd.	2,790	343,792
Reece Ltd.	8,949	136,283
Rio Tinto Ltd.	20,772	1,916,861
Santos Ltd.	183,626	960,186
Scentre Group (REIT)	299,113	607,446
SEEK Ltd.	23,745	431,387
Sonic Healthcare Ltd.	24,516	535,900
South32 Ltd.	261,944	595,973
Stockland (REIT)	137,064	415,988
Suncorp Group Ltd.	76,841	724,451
Telstra Group Ltd.	232,198	626,475
Transurban Group	175,157	1,634,692
Treasury Wine Estates Ltd.	45,513	333,801
Vicinity Ltd. (REIT)	222,989	308,943
Washington H Soul Pattinson & Co. Ltd.	14,627	326,890
Wesfarmers Ltd.	64,690	2,514,290
Westpac Banking Corp.	201,481	3,139,419
WiseTech Global Ltd.	10,682	546,965
Woodside Energy Group Ltd.	108,084	2,292,718

Australia—(Continued)
Woolworths Group Ltd.	67,773	$1,717,375

		70,488,877

Austria—0.2%
Erste Group Bank AG	19,815	804,468
OMV AG	8,951	393,735
Verbund AG	4,216	392,213
voestalpine AG	3,635	114,743

		1,705,159

Belgium—0.8%
Ageas SA	9,698	421,920
Anheuser-Busch InBev SA	49,872	3,224,090
D’ieteren Group	923	180,665
Elia Group SA	2,047	256,425
Groupe Bruxelles Lambert NV	4,860	383,272
KBC Group NV	14,353	931,883
Lotus Bakeries NV	24	218,169
Sofina SA	888	221,132
Solvay SA	3,561	109,116
Syensqo SA (a)	3,561	370,787
UCB SA	7,036	613,151
Umicore SA	13,317	366,230
Warehouses De Pauw CVA (REIT)	9,872	310,122

		7,606,962

Chile—0.1%
Antofagasta PLC	20,259	433,423

China—0.4%
BOC Hong Kong Holdings Ltd.	213,465	577,629
Budweiser Brewing Co. APAC Ltd.	99,200	185,202
ESR Group Ltd.	113,800	157,077
Futu Holdings Ltd. (ADR) (a)	3,200	174,816
Prosus NV	83,402	2,488,384
SITC International Holdings Co. Ltd.	77,000	132,744
Wharf Holdings Ltd.	62,000	199,355

		3,915,207

Denmark—3.3%
AP Moller - Maersk AS - Class A	129	228,968
AP Moller - Maersk AS - Class B	294	528,795
Carlsberg AS - Class B	5,697	714,520
Chr Hansen Holding AS	5,612	470,766
Coloplast AS - Class B	7,681	878,722
Danske Bank AS	41,066	1,097,589
Demant AS (a)	5,807	255,453
DSV AS	10,688	1,881,355
Genmab AS (a)	3,730	1,188,888
Novo Nordisk AS - Class B	186,067	19,258,215
Novozymes AS - B Shares	11,318	623,573
Orsted AS	10,898	602,146
Pandora AS	4,872	673,509
Rockwool AS - B Shares	571	167,148
Tryg AS	19,542	425,298

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Vestas Wind Systems AS (a)	57,984	$1,844,561

		30,839,506

Finland—1.1%
Elisa OYJ	8,457	392,442
Fortum OYJ	25,580	371,447
Kesko OYJ - B Shares	13,341	264,565
Kone Oyj - Class B	20,595	1,031,277
Metso OYJ	38,200	387,365
Neste OYJ	25,004	888,933
Nokia OYJ	304,070	1,045,330
Nordea Bank Abp	182,600	2,265,179
Orion OYJ - Class B	5,744	249,211
Sampo OYJ - A Shares	24,688	1,081,112
Stora Enso OYJ - R Shares	33,562	464,552
UPM-Kymmene OYJ	31,691	1,192,835
Wartsila OYJ Abp	27,280	397,615

		10,031,863

France—11.3%
Accor SA	11,190	428,279
Adevinta ASA (a)	16,794	185,776
Aeroports de Paris SA	1,975	255,954
Air Liquide SA	30,064	5,852,098
Airbus SE	34,037	5,257,225
Alstom SA	17,291	232,985
Amundi SA	2,443	167,176
Arkema SA	3,712	422,517
AXA SA	101,420	3,312,739
BioMerieux	1,839	205,003
BNP Paribas SA	60,463	4,191,953
Bollore SE	35,194	220,534
Bouygues SA	11,159	421,641
Bureau Veritas SA	14,987	379,016
Capgemini SE	8,840	1,850,443
Carrefour SA	35,510	650,320
Cie de Saint-Gobain SA	26,656	1,972,362
Cie Generale des Etablissements Michelin SCA	37,738	1,356,899
Covivio SA (REIT)	3,163	171,059
Credit Agricole SA	60,667	861,376
Danone SA	36,852	2,391,784
Dassault Aviation SA	1,217	240,966
Dassault Systemes SE	37,933	1,858,174
Edenred SE	15,079	905,966
Eiffage SA	4,534	486,992
Engie SA	105,256	1,852,011
EssilorLuxottica SA	16,707	3,360,166
Eurazeo SE	2,867	228,104
Gecina SA (REIT)	2,150	262,727
Getlink SE	18,615	340,835
Hermes International SCA	1,818	3,860,740
Ipsen SA	2,335	278,863
Kering SA	4,224	1,875,720
Klepierre SA (REIT)	12,682	346,990
L’Oreal SA	13,828	6,879,718
La Francaise des Jeux SAEM	6,363	231,125

France—(Continued)
Legrand SA	14,504	1,511,696
LVMH Moet Hennessy Louis Vuitton SE	15,691	12,735,437
Orange SA	105,927	1,205,838
Pernod Ricard SA	11,848	2,096,411
Publicis Groupe SA	13,415	1,248,314
Remy Cointreau SA	1,206	153,323
Renault SA	11,902	487,315
Safran SA	19,626	3,464,307
Sanofi SA	65,154	6,463,554
Sartorius Stedim Biotech	1,739	462,174
Schneider Electric SE	31,151	6,276,235
SEB SA	1,599	199,791
Societe Generale SA	43,695	1,165,693
Sodexo SA	5,109	562,803
Teleperformance SE	3,137	458,804
Thales SA	5,884	870,771
TotalEnergies SE	130,662	8,881,296
Unibail-Rodamco-Westfield (REIT) (a)	5,832	429,906
Veolia Environnement SA	38,098	1,204,094
Vinci SA	28,947	3,637,851
Vivendi SE	31,863	341,456
Worldline SA (a)	12,492	217,100

		107,870,405

Germany—7.8%
adidas AG	9,344	1,901,205
Allianz SE	23,157	6,189,168
BASF SE	51,323	2,765,401
Bayer AG	56,408	2,095,407
Bayerische Motoren Werke AG	18,182	2,023,554
Bechtle AG	3,446	172,773
Beiersdorf AG	5,659	848,423
Brenntag SE	8,179	751,338
Carl Zeiss Meditec AG	2,492	272,124
Commerzbank AG	61,497	730,904
Continental AG	5,627	478,882
Covestro AG (a)	10,220	594,817
Daimler Truck Holding AG	28,970	1,088,587
Delivery Hero SE (a)	11,033	304,851
Deutsche Bank AG	110,884	1,514,389
Deutsche Boerse AG	10,909	2,247,440
Deutsche Lufthansa AG (a)	35,564	316,285
Deutsche Post AG	57,787	2,864,338
Deutsche Telekom AG	186,100	4,471,891
E.ON SE	128,908	1,730,410
Evonik Industries AG	12,954	264,655
Fresenius Medical Care AG	11,169	467,345
Fresenius SE & Co. KGaA	25,674	797,394
GEA Group AG	9,989	416,004
Hannover Rueck SE	3,591	858,556
Heidelberg Materials AG	7,955	711,215
HelloFresh SE (a)	10,721	169,922
Henkel AG & Co. KGaA	5,102	366,204
Infineon Technologies AG	74,982	3,129,375
Knorr-Bremse AG	4,409	286,190
LEG Immobilien SE (a)	3,457	302,925

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Mercedes-Benz Group AG	46,263	$3,197,135
Merck KGaA	7,195	1,145,146
MTU Aero Engines AG	3,014	650,027
Muenchener Rueckversicherungs-Gesellschaft AG	7,758	3,214,596
Nemetschek SE	3,293	285,350
Puma SE	5,186	289,152
Rational AG	371	286,812
Rheinmetall AG	2,403	762,239
RWE AG	35,506	1,615,323
SAP SE	59,175	9,108,393
Scout24 SE	3,900	276,104
Siemens AG	43,637	8,190,185
Siemens Energy AG (a)	31,577	418,693
Siemens Healthineers AG	16,020	931,524
Symrise AG	7,141	785,949
Talanx AG	3,850	274,935
Volkswagen AG	1,994	260,963
Vonovia SE	42,326	1,334,585
Wacker Chemie AG	1,100	138,910
Zalando SE (a)	11,098	262,956

		74,560,949

Hong Kong—1.8%
AIA Group Ltd.	654,800	5,687,167
CK Asset Holdings Ltd.	104,440	522,286
CK Infrastructure Holdings Ltd.	49,500	275,031
CLP Holdings Ltd.	94,377	777,898
Galaxy Entertainment Group Ltd.	121,000	676,295
Hang Lung Properties Ltd.	103,000	142,910
Hang Seng Bank Ltd.	46,300	537,919
Henderson Land Development Co. Ltd.	83,311	257,516
HKT Trust & HKT Ltd.	217,980	260,743
Hong Kong & China Gas Co. Ltd.	645,531	496,595
Hong Kong Exchanges & Clearing Ltd.	68,900	2,357,411
Hongkong Land Holdings Ltd.	63,800	221,656
Jardine Matheson Holdings Ltd.	10,400	428,094
Link REIT (REIT)	134,649	753,003
MTR Corp. Ltd.	82,000	319,701
New World Development Co. Ltd.	86,926	134,344
Power Assets Holdings Ltd.	93,049	538,680
Sino Land Co. Ltd. (b)	211,600	230,699
Sun Hung Kai Properties Ltd.	86,750	933,576
Swire Pacific Ltd. - Class A	21,817	184,227
Swire Properties Ltd.	67,200	135,491
Techtronic Industries Co. Ltd.	78,000	932,925
WH Group Ltd.	480,500	309,928
Wharf Real Estate Investment Co. Ltd.	91,976	312,855

		17,426,950

Ireland—0.8%
AerCap Holdings NV (a)	11,400	847,248
AIB Group PLC	89,600	383,639
Bank of Ireland Group PLC	57,600	522,447
CRH PLC	40,340	2,780,240
James Hardie Industries PLC (a)	24,825	959,465
Kerry Group PLC - Class A	8,369	726,303

Ireland—(Continued)
Kingspan Group PLC	9,603	830,441
Smurfit Kappa Group PLC	15,811	623,692

		7,673,475

Israel—0.6%
Azrieli Group Ltd.	2,906	188,587
Bank Hapoalim BM	73,211	659,577
Bank Leumi Le-Israel BM	82,474	666,523
Check Point Software Technologies Ltd. (a)	5,600	855,625
CyberArk Software Ltd. (a)	2,100	460,005
Elbit Systems Ltd.	1,528	325,610
Global-e Online Ltd. (a) (b)	5,200	206,076
ICL Group Ltd.	44,582	225,605
Israel Discount Bank Ltd. - Class A	71,026	356,412
Mizrahi Tefahot Bank Ltd.	9,874	383,801
Nice Ltd. (a)	3,347	671,695
Teva Pharmaceutical Industries Ltd. (ADR) (a)	63,253	660,361
Wix.com Ltd. (a)	3,600	442,872

		6,102,749

Italy—2.2%
Amplifon SpA	9,033	313,682
Assicurazioni Generali SpA	60,938	1,286,317
Banco BPM SpA	70,000	369,838
Davide Campari-Milano NV	26,785	302,275
Enel SpA	466,993	3,478,114
Eni SpA	132,693	2,253,702
Ferrari NV	7,237	2,440,805
FinecoBank Banca Fineco SpA	35,112	527,883
Infrastrutture Wireless Italiane SpA	24,381	309,008
Intesa Sanpaolo SpA	888,160	2,594,290
Leonardo SpA	23,400	386,301
Mediobanca Banca di Credito Finanziario SpA	33,261	411,772
Moncler SpA	11,647	718,685
Nexi SpA (a)	32,431	266,071
Poste Italiane SpA	29,264	332,228
Prysmian SpA	14,291	651,961
Recordati Industria Chimica e Farmaceutica SpA	5,644	305,014
Snam SpA	112,553	579,685
Telecom Italia SpA (a)	574,217	186,958
Terna - Rete Elettrica Nazionale	75,176	627,638
UniCredit SpA	91,771	2,491,117

		20,833,344

Japan—21.7%
Advantest Corp.	42,800	1,474,006
Aeon Co. Ltd.	37,100	827,855
AGC, Inc.	9,500	352,140
Aisin Corp.	8,500	296,203
Ajinomoto Co., Inc.	25,100	970,155
ANA Holdings, Inc. (a)	8,400	182,056
Asahi Group Holdings Ltd.	26,000	967,874
Asahi Intecc Co. Ltd.	14,200	287,908
Asahi Kasei Corp.	72,600	537,289
Astellas Pharma, Inc.	102,800	1,232,754

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Azbil Corp.	7,000	$230,724
Bandai Namco Holdings, Inc.	34,200	683,812
BayCurrent Consulting, Inc.	8,000	279,699
Bridgestone Corp. (b)	33,200	1,371,364
Brother Industries Ltd.	16,400	261,136
Canon, Inc. (b)	57,400	1,471,461
Capcom Co. Ltd.	11,100	358,480
Central Japan Railway Co.	38,800	983,929
Chiba Bank Ltd.	33,200	239,402
Chubu Electric Power Co., Inc.	40,300	520,066
Chugai Pharmaceutical Co. Ltd.	38,100	1,444,807
Concordia Financial Group Ltd.	60,900	277,795
Dai Nippon Printing Co. Ltd.	13,000	383,650
Dai-ichi Life Holdings, Inc.	53,100	1,127,493
Daifuku Co. Ltd.	18,500	372,834
Daiichi Sankyo Co. Ltd.	106,200	2,940,493
Daikin Industries Ltd.	15,100	2,453,188
Daito Trust Construction Co. Ltd.	4,100	474,657
Daiwa House Industry Co. Ltd.	32,600	985,033
Daiwa House REIT Investment Corp. (REIT)	136	242,517
Daiwa Securities Group, Inc.	73,700	494,023
Denso Corp.	93,400	1,401,100
Dentsu Group, Inc. (b)	10,300	263,540
Disco Corp.	5,000	1,230,560
East Japan Railway Co.	17,700	1,018,389
Eisai Co. Ltd.	14,700	735,641
ENEOS Holdings, Inc.	153,600	608,206
FANUC Corp.	55,100	1,621,142
Fast Retailing Co. Ltd.	10,000	2,479,728
Fuji Electric Co. Ltd.	8,600	368,515
FUJIFILM Holdings Corp.	20,600	1,234,252
Fujitsu Ltd.	9,700	1,464,575
GLP J-REIT (REIT)	268	266,488
Hamamatsu Photonics KK	7,000	286,969
Hankyu Hanshin Holdings, Inc.	13,900	441,889
Hikari Tsushin, Inc.	1,500	248,061
Hirose Electric Co. Ltd.	1,515	171,241
Hitachi Construction Machinery Co. Ltd.	4,800	126,759
Hitachi Ltd.	52,100	3,765,875
Honda Motor Co. Ltd.	265,200	2,741,752
Hoshizaki Corp.	4,700	171,613
Hoya Corp.	20,100	2,500,174
Hulic Co. Ltd. (b)	25,800	269,447
Ibiden Co. Ltd.	5,600	308,541
Idemitsu Kosan Co. Ltd.	44,340	241,529
Iida Group Holdings Co. Ltd.	9,300	138,849
Inpex Corp. (b)	53,100	715,811
Isuzu Motors Ltd.	29,000	372,103
ITOCHU Corp.	68,200	2,784,272
Japan Airlines Co. Ltd.	8,400	165,468
Japan Exchange Group, Inc.	31,100	656,263
Japan Metropolitan Fund Invest (REIT)	307	221,655
Japan Post Bank Co. Ltd.	82,600	840,966
Japan Post Holdings Co. Ltd.	121,900	1,088,046
Japan Post Insurance Co. Ltd.	8,200	145,607
Japan Real Estate Investment Corp. (REIT)	85	351,658

Japan—(Continued)
Japan Tobacco, Inc. (b)	66,700	1,721,955
JFE Holdings, Inc.	30,400	470,022
JSR Corp.	9,800	279,234
Kajima Corp.	27,100	451,351
Kansai Electric Power Co., Inc.	40,700	539,094
Kao Corp.	25,400	1,043,943
Kawasaki Kisen Kaisha Ltd.	8,000	348,742
KDDI Corp.	85,900	2,727,551
KDX Realty Investment Corp. (REIT)	238	271,186
Keisei Electric Railway Co. Ltd.	6,600	310,633
Keyence Corp.	11,200	4,910,142
Kikkoman Corp.	8,000	488,518
Kintetsu Group Holdings Co. Ltd.	11,012	348,667
Kirin Holdings Co. Ltd.	42,600	623,802
Kobe Bussan Co. Ltd.	9,200	271,544
Koito Manufacturing Co. Ltd.	7,400	114,984
Komatsu Ltd.	50,800	1,323,630
Konami Group Corp.	6,200	323,509
Kose Corp.	2,300	171,939
Kubota Corp. (b)	58,600	879,525
Kyocera Corp.	76,800	1,116,491
Kyowa Kirin Co. Ltd.	15,200	255,685
Lasertec Corp.	4,400	1,150,080
LY Corp.	154,600	546,687
M3, Inc.	23,200	382,117
Makita Corp.	11,200	308,052
Marubeni Corp.	78,800	1,240,096
MatsukiyoCocokara & Co.	21,000	371,223
Mazda Motor Corp.	32,900	349,030
McDonald’s Holdings Co. Japan Ltd. (b)	5,400	233,925
MEIJI Holdings Co. Ltd.	14,600	346,277
MINEBEA MITSUMI, Inc.	18,900	386,722
MISUMI Group, Inc.	19,300	325,552
Mitsubishi Chemical Group Corp.	74,100	452,860
Mitsubishi Corp.	198,900	3,168,435
Mitsubishi Electric Corp.	106,800	1,507,865
Mitsubishi Estate Co. Ltd.	65,200	895,803
Mitsubishi HC Capital, Inc.	53,500	358,806
Mitsubishi Heavy Industries Ltd.	17,300	1,006,789
Mitsubishi UFJ Financial Group, Inc.	655,688	5,643,453
Mitsui & Co. Ltd.	75,417	2,810,371
Mitsui Chemicals, Inc.	8,300	245,485
Mitsui Fudosan Co. Ltd.	48,600	1,188,038
Mitsui OSK Lines Ltd.	17,900	574,280
Mizuho Financial Group, Inc.	138,550	2,369,988
MonotaRO Co. Ltd.	14,600	158,935
MS&AD Insurance Group Holdings, Inc.	24,400	957,714
Murata Manufacturing Co. Ltd.	99,000	2,091,070
NEC Corp.	13,000	767,224
Nexon Co. Ltd. (b)	17,300	314,233
Nidec Corp.	24,400	994,480
Nintendo Co. Ltd.	59,700	3,120,135
Nippon Building Fund, Inc (REIT)	102	441,294
Nippon Express Holdings, Inc.	4,900	278,087
Nippon Paint Holdings Co. Ltd.	54,000	435,229
Nippon Prologis REIT, Inc. (REIT)	143	275,242
Nippon Sanso Holdings Corp.	9,600	256,040

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nippon Steel Corp.	47,300	$1,080,982
Nippon Telegraph & Telephone Corp.	1,715,700	2,094,982
Nippon Yusen KK	27,700	858,600
Nissan Chemical Corp.	8,600	334,855
Nissan Motor Co. Ltd.	133,300	520,411
Nissin Foods Holdings Co. Ltd.	11,400	397,571
Nitori Holdings Co. Ltd.	4,800	641,352
Nitto Denko Corp.	7,500	559,242
Nomura Holdings, Inc.	167,100	753,301
Nomura Real Estate Holdings, Inc.	4,100	107,578
Nomura Real Estate Master Fund, Inc. (REIT)	296	345,776
Nomura Research Institute Ltd.	20,500	594,085
NTT Data Group Corp.	34,480	487,017
Obayashi Corp.	40,200	347,134
Obic Co. Ltd.	4,200	721,343
Odakyu Electric Railway Co. Ltd.	18,200	277,079
Oji Holdings Corp.	50,100	192,605
Olympus Corp.	65,000	938,184
Omron Corp.	10,100	469,044
Ono Pharmaceutical Co. Ltd.	23,800	425,161
Open House Group Co. Ltd.	5,600	165,521
Oracle Corp. Japan	3,000	231,136
Oriental Land Co. Ltd.	62,600	2,325,426
ORIX Corp.	64,400	1,206,820
Osaka Gas Co. Ltd.	21,700	452,982
Otsuka Corp.	7,400	304,377
Otsuka Holdings Co. Ltd.	22,500	842,239
Pan Pacific International Holdings Corp.	19,800	471,298
Panasonic Holdings Corp.	127,400	1,249,331
Rakuten Group, Inc. (b)	86,600	384,847
Recruit Holdings Co. Ltd.	82,800	3,535,507
Renesas Electronics Corp. (a)	83,800	1,504,172
Resona Holdings, Inc.	122,900	622,494
Ricoh Co. Ltd.	31,500	241,341
Rohm Co. Ltd.	20,000	383,196
SBI Holdings, Inc.	16,511	370,390
SCSK Corp.	11,700	231,674
Secom Co. Ltd.	11,900	855,514
Seiko Epson Corp.	16,800	250,994
Sekisui Chemical Co. Ltd.	22,300	320,767
Sekisui House Ltd.	31,800	704,682
Seven & i Holdings Co. Ltd.	43,300	1,715,142
SG Holdings Co. Ltd.	19,500	279,354
Shimadzu Corp.	15,600	434,766
Shimano, Inc.	4,000	617,562
Shimizu Corp.	34,200	227,276
Shin-Etsu Chemical Co. Ltd.	104,600	4,371,460
Shionogi & Co. Ltd.	15,500	746,360
Shiseido Co. Ltd.	22,700	683,481
Shizuoka Financial Group, Inc.	25,000	211,526
SMC Corp.	3,300	1,764,993
SoftBank Corp.	164,900	2,055,407
SoftBank Group Corp.	59,100	2,611,524
Sompo Holdings, Inc.	17,399	849,717
Sony Group Corp.	72,400	6,861,212
Square Enix Holdings Co. Ltd.	3,700	132,605
Subaru Corp.	37,600	686,251

Japan—(Continued)
SUMCO Corp.	22,600	337,660
Sumitomo Chemical Co. Ltd.	80,800	196,848
Sumitomo Corp.	58,000	1,265,300
Sumitomo Electric Industries Ltd.	41,334	524,662
Sumitomo Metal Mining Co. Ltd.	12,800	384,107
Sumitomo Mitsui Financial Group, Inc.	72,300	3,522,240
Sumitomo Mitsui Trust Holdings, Inc.	38,852	745,196
Sumitomo Realty & Development Co. Ltd.	14,700	435,735
Suntory Beverage & Food Ltd.	8,500	280,065
Suzuki Motor Corp.	20,000	861,017
Sysmex Corp.	8,900	494,605
T&D Holdings, Inc.	25,900	411,095
Taisei Corp.	10,300	351,770
Takeda Pharmaceutical Co. Ltd.	90,848	2,608,375
TDK Corp.	22,400	1,061,999
Terumo Corp.	37,400	1,220,592
TIS, Inc.	11,200	246,327
Tobu Railway Co. Ltd.	12,400	332,243
Toho Co. Ltd.	5,200	175,598
Tokio Marine Holdings, Inc.	103,000	2,571,801
Tokyo Electric Power Co. Holdings, Inc. (a)	87,700	457,882
Tokyo Electron Ltd.	27,200	4,835,502
Tokyo Gas Co. Ltd.	20,400	467,723
Tokyu Corp.	32,900	400,924
TOPPAN Holdings, Inc.	11,900	331,142
Toray Industries, Inc.	80,200	417,499
Tosoh Corp.	15,100	192,475
TOTO Ltd.	6,200	163,259
Toyota Industries Corp.	7,900	641,529
Toyota Motor Corp.	602,300	11,057,857
Toyota Tsusho Corp.	11,400	667,975
Trend Micro, Inc.	6,400	340,565
Unicharm Corp.	22,500	812,962
USS Co. Ltd.	13,200	265,033
West Japan Railway Co.	11,600	483,135
Yakult Honsha Co. Ltd.	14,200	318,477
Yamaha Corp.	9,100	209,798
Yamaha Motor Co. Ltd. (b)	56,100	499,273
Yamato Holdings Co. Ltd.	18,300	337,756
Yaskawa Electric Corp.	14,600	606,870
Yokogawa Electric Corp.	16,300	309,665
Zensho Holdings Co. Ltd.	5,000	261,112
ZOZO, Inc.	8,400	188,768

		206,459,313

Jordan—0.0%
Hikma Pharmaceuticals PLC	11,270	256,861

Luxembourg—0.2%
ArcelorMittal SA	27,879	791,132
Eurofins Scientific SE	8,661	567,032
Tenaris SA	27,400	476,716

		1,834,880

Macau—0.1%
Sands China Ltd. (a)	139,600	407,379

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—5.9%
ABN AMRO Bank NV	25,269	$379,921
Adyen NV (a)	1,246	1,607,257
Aegon Ltd.	87,263	506,167
Akzo Nobel NV	10,339	854,808
Argenx SE (a)	3,256	1,238,097
ASM International NV	2,706	1,410,021
ASML Holding NV	22,967	17,351,382
ASR Nederland NV	9,212	435,872
BE Semiconductor Industries NV	4,443	669,927
Euronext NV	4,309	374,396
EXOR NV (b)	5,925	594,362
Ferrovial SE	28,340	1,035,213
Heineken Holding NV	7,134	605,117
Heineken NV	16,597	1,689,735
IMCD NV	2,999	523,607
ING Groep NV - Series N	207,822	3,113,109
JDE Peet’s NV	7,639	205,802
Koninklijke Ahold Delhaize NV	55,588	1,597,082
Koninklijke KPN NV	185,449	638,818
Koninklijke Philips NV	45,006	1,051,744
NN Group NV	14,169	560,886
OCI NV	6,992	203,399
Qiagen NV (a)	12,443	541,718
Randstad NV	5,702	357,620
Shell PLC	377,293	12,259,380
Stellantis NV (Milan-Traded Shares)	129,155	3,026,540
Universal Music Group NV	47,580	1,359,563
Wolters Kluwer NV	13,905	1,977,214

		56,168,757

New Zealand—0.3%
Auckland International Airport Ltd.	75,578	420,672
Fisher & Paykel Healthcare Corp. Ltd. - Class C	26,885	401,978
Mercury NZ Ltd.	47,715	199,396
Meridian Energy Ltd.	80,631	282,902
Spark New Zealand Ltd.	106,324	348,829
Xero Ltd. (a)	8,809	672,420

		2,326,197

Norway—0.6%
Aker BP ASA	16,292	473,687
DNB Bank ASA	53,584	1,138,846
Equinor ASA	51,919	1,645,454
Gjensidige Forsikring ASA	14,357	264,918
Kongsberg Gruppen ASA	3,470	158,906
Mowi ASA	23,708	424,632
Norsk Hydro ASA	75,203	506,095
Orkla ASA	43,283	335,719
Salmar ASA	4,072	228,009
Telenor ASA	36,259	416,565
Yara International ASA	10,920	388,181

		5,981,012

Portugal—0.2%
EDP - Energias de Portugal SA	180,838	914,225

Portugal—(Continued)
Galp Energia SGPS SA	24,223	356,548
Jeronimo Martins SGPS SA	18,255	464,455

		1,735,228

Singapore—1.3%
CapitaLand Ascendas (REIT)	204,444	468,358
CapitaLand Integrated Commercial Trust (REIT)	306,642	477,230
CapitaLand Investment Ltd.	150,800	359,986
City Developments Ltd.	27,200	136,747
DBS Group Holdings Ltd.	103,967	2,627,994
Genting Singapore Ltd.	348,500	264,679
Grab Holdings Ltd. - Class A (a)	113,500	382,495
Jardine Cycle & Carriage Ltd.	6,000	134,968
Keppel (REIT)	17,200	12,105
Keppel Corp. Ltd.	86,000	460,044
Mapletree Logistics Trust (REIT)	198,449	260,944
Mapletree Pan Asia Commercial Trust (REIT)	135,400	160,527
Oversea-Chinese Banking Corp. Ltd.	194,464	1,911,074
Sea Ltd. (ADR) (a)	20,900	846,450
Seatrium Ltd. (a)	2,556,312	228,316
Sembcorp Industries Ltd.	52,000	208,852
Singapore Airlines Ltd.	87,540	434,062
Singapore Exchange Ltd.	54,400	404,565
Singapore Technologies Engineering Ltd.	106,000	312,090
Singapore Telecommunications Ltd.	475,820	889,622
United Overseas Bank Ltd.	68,792	1,481,300
Wilmar International Ltd.	97,400	262,963

		12,725,371

South Africa—0.2%
Anglo American PLC	72,055	1,808,303

Spain—2.5%
Acciona SA	1,638	242,063
ACS Actividades de Construccion y Servicios SA	12,831	569,899
Aena SME SA	4,224	767,372
Amadeus IT Group SA	25,117	1,802,535
Banco Bilbao Vizcaya Argentaria SA	344,037	3,136,626
Banco Santander SA	915,238	3,823,040
CaixaBank SA	228,552	941,064
Cellnex Telecom SA (a)	32,166	1,271,723
EDP Renovaveis SA	17,703	364,691
Enagas SA	15,136	255,524
Endesa SA	16,585	338,352
Grifols SA (a)	21,632	370,992
Iberdrola SA	341,492	4,468,903
Industria de Diseno Textil SA	62,261	2,717,324
Naturgy Energy Group SA (b)	9,652	288,030
Redeia Corp. SA	21,616	356,502
Repsol SA	70,468	1,045,746
Telefonica SA	292,506	1,149,314

		23,909,700

Sweden—3.1%
Alfa Laval AB	15,516	623,073

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Assa Abloy AB - Class B	58,271	$1,680,119
Atlas Copco AB - A Shares	154,226	2,657,884
Atlas Copco AB - B Shares	92,052	1,365,751
Beijer Ref AB	20,500	274,957
Boliden AB	16,516	515,685
Epiroc AB - A Shares	36,338	729,690
Epiroc AB - B Shares	24,398	427,287
EQT AB	22,013	626,534
Essity AB - Class B	34,188	847,910
Evolution AB	10,621	1,272,227
Fastighets AB Balder - B Shares (a)	37,572	268,552
Getinge AB - B Shares	15,453	344,960
H & M Hennes & Mauritz AB - B Shares	36,983	649,569
Hexagon AB - B Shares	114,943	1,385,972
Holmen AB - B Shares	3,296	139,534
Husqvarna AB - B Shares	25,677	211,831
Industrivarden AB - A Shares	5,167	168,961
Industrivarden AB - C Shares	6,120	199,733
Indutrade AB	12,514	326,777
Investment AB Latour - B Shares	10,798	281,924
Investor AB - B Shares	98,906	2,297,468
L E Lundbergforetagen AB - B Shares	4,755	258,683
Lifco AB - B Shares	15,748	387,462
Nibe Industrier AB - B Shares	88,393	625,256
Saab AB - Class B	4,900	295,481
Sagax AB - Class B	10,880	298,732
Sandvik AB	59,255	1,283,546
Securitas AB - B Shares (b)	28,342	278,353
Skandinaviska Enskilda Banken AB - Class A	91,449	1,259,843
Skanska AB - B Shares	16,847	305,041
SKF AB - B Shares	18,258	365,050
Svenska Cellulosa AB SCA - Class B	31,044	465,538
Svenska Handelsbanken AB - A Shares	85,696	930,877
Swedbank AB - A Shares	49,129	993,444
Swedish Orphan Biovitrum AB (a)	12,810	339,577
Tele2 AB - B Shares	34,110	293,385
Telefonaktiebolaget LM Ericsson - B Shares	168,752	1,067,305
Telia Co. AB	140,889	359,674
Volvo AB - A Shares	11,531	305,622
Volvo AB - B Shares	84,632	2,201,879

		29,611,146

Switzerland—10.4%
ABB Ltd.	92,188	4,093,830
Adecco Group AG	9,221	453,453
Alcon, Inc.	28,691	2,245,952
Avolta AG (a)	5,990	236,112
Bachem Holding AG	2,095	162,190
Baloise Holding AG	2,719	425,966
Banque Cantonale Vaudoise	1,980	255,261
Barry Callebaut AG	187	315,809
BKW AG	1,390	247,184
Chocoladefabriken Lindt & Spruengli AG	6	727,126
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	50	600,141
Cie Financiere Richemont SA - Class A	29,972	4,131,190
Clariant AG	13,958	206,466

Switzerland—(Continued)
Coca-Cola HBC AG	13,800	405,128
DSM-Firmenich AG	10,717	1,091,858
EMS-Chemie Holding AG	423	342,373
Geberit AG	1,837	1,179,825
Givaudan SA	532	2,211,565
Glencore PLC	591,248	3,547,454
Helvetia Holding AG	2,260	311,245
Holcim AG	29,718	2,332,024
Julius Baer Group Ltd.	11,250	631,688
Kuehne & Nagel International AG	3,244	1,117,476
Logitech International SA	9,636	913,809
Lonza Group AG	4,276	1,797,703
Nestle SA	152,235	17,606,718
Novartis AG	116,429	11,747,399
Partners Group Holding AG	1,269	1,833,381
Roche Holding AG	39,883	11,551,135
Roche Holding AG (Bearer Shares)	1,770	549,786
Sandoz Group AG (a)	23,538	758,752
Schindler Holding AG	1,428	338,762
Schindler Holding AG (Participation Certificate)	2,283	570,944
SGS SA	8,665	747,818
SIG Group AG	15,590	358,570
Sika AG	8,693	2,838,275
Sonova Holding AG	2,693	880,006
STMicroelectronics NV	39,053	1,960,783
Straumann Holding AG	6,539	1,057,077
Swatch Group AG	4,016	584,802
Swiss Life Holding AG	1,671	1,160,843
Swiss Prime Site AG	4,615	493,363
Swiss Re AG	17,318	1,946,416
Swisscom AG	1,510	908,006
Temenos AG	2,932	273,428
UBS Group AG	188,844	5,861,081
VAT Group AG	1,513	758,733
Zurich Insurance Group AG	8,345	4,359,723

		99,128,629

United Arab Emirates—0.0%
NMC Health PLC (a) (c) (d)	7,569	0

United Kingdom—11.7%
3i Group PLC	55,885	1,720,470
abrdn PLC	100,841	229,166
Admiral Group PLC	14,845	507,162
Ashtead Group PLC	25,877	1,793,240
Associated British Foods PLC	18,881	569,214
AstraZeneca PLC	88,013	11,855,280
Auto Trader Group PLC	45,593	418,694
Aviva PLC	164,006	907,244
BAE Systems PLC	175,322	2,480,726
Barclays PLC	827,548	1,612,067
Barratt Developments PLC	47,746	341,578
Berkeley Group Holdings PLC	5,026	299,495
BP PLC	973,073	5,751,067
British American Tobacco PLC	121,961	3,559,515
BT Group PLC	345,083	542,125

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Bunzl PLC	20,033	$813,256
Burberry Group PLC	23,361	424,304
Centrica PLC	320,670	573,813
CK Hutchison Holdings Ltd.	153,940	828,556
Coca-Cola Europacific Partners PLC	11,100	740,814
Compass Group PLC	95,527	2,610,573
Croda International PLC	8,925	573,609
DCC PLC	4,751	348,665
Diageo PLC	129,460	4,701,788
Endeavour Mining PLC	11,300	253,908
Entain PLC	39,400	497,733
Experian PLC	52,775	2,150,927
Haleon PLC	319,304	1,307,439
Halma PLC	22,415	651,337
Hargreaves Lansdown PLC	13,683	127,513
HSBC Holdings PLC	1,111,005	8,974,738
Imperial Brands PLC	47,022	1,080,684
Informa PLC	77,518	769,672
InterContinental Hotels Group PLC	9,760	881,613
Intertek Group PLC	9,159	494,628
J Sainsbury PLC	94,695	364,514
JD Sports Fashion PLC	148,800	314,518
Kingfisher PLC	103,242	319,555
Land Securities Group PLC (REIT)	40,597	363,420
Legal & General Group PLC	322,853	1,029,655
Lloyds Banking Group PLC	3,717,260	2,251,153
London Stock Exchange Group PLC	23,414	2,768,182
M&G PLC	129,250	365,427
Melrose Industries PLC	77,883	562,773
Mondi PLC	29,085	568,703
National Grid PLC	211,145	2,851,284
NatWest Group PLC	334,948	934,937
Next PLC	6,871	709,382
Ocado Group PLC (a)	33,748	324,302
Pearson PLC	32,125	394,507
Persimmon PLC	15,059	265,634
Phoenix Group Holdings PLC	43,268	293,932
Prudential PLC	158,081	1,779,749
Reckitt Benckiser Group PLC	41,120	2,837,190
RELX PLC	106,108	4,208,768
Rentokil Initial PLC	138,734	788,007
Rio Tinto PLC	64,637	4,801,025
Rolls-Royce Holdings PLC (a)	485,040	1,847,442
Sage Group PLC	62,616	934,187
Schroders PLC	46,288	252,691
Segro PLC (REIT)	66,139	744,536
Severn Trent PLC	15,346	504,773
Smith & Nephew PLC	49,971	684,156
Smiths Group PLC	19,606	439,992
Spirax-Sarco Engineering PLC	4,349	581,013
SSE PLC	64,531	1,522,528
St. James’s Place PLC	30,110	261,517
Standard Chartered PLC	136,689	1,156,383
Taylor Wimpey PLC	203,553	380,566
Tesco PLC	413,105	1,528,279
Unilever PLC	142,487	6,894,887
United Utilities Group PLC	38,342	516,817

United Kingdom—(Continued)
Vodafone Group PLC	1,260,581	1,095,162
Whitbread PLC	10,880	505,505
Wise PLC - Class A (a)	37,366	414,883
WPP PLC	66,140	628,802

		111,383,349

United States—0.5%
GSK PLC	235,120	4,343,480
Monday.com Ltd. (a)	1,200	225,372

		4,568,852

Total Common Stocks (Cost $650,606,996)		917,793,846

Mutual Funds—1.4%

United States—1.4%
iShares MSCI EAFE ETF (b) (e) (Cost $13,087,144)	182,400	13,743,840

Preferred Stocks—0.4%

Germany—0.4%
Bayerische Motoren Werke AG	3,581	355,866
Dr. Ing HC F Porsche AG	6,443	568,544
Henkel AG & Co. KGaA	9,444	760,080
Porsche Automobil Holding SE	9,628	492,714
Sartorius AG	1,542	567,693
Volkswagen AG	11,612	1,434,261

Total Preferred Stocks (Cost $4,174,427)		4,179,158

Short-Term Investments—1.4%

U.S. Treasury—1.4%
U.S. Treasury Bills 2.617%, 01/02/24 (f)	800,000	800,000
5.214%, 02/06/24 (f)	12,475,000	12,410,968

Total Short-Term Investments (Cost $13,209,300)		13,210,968

Securities Lending Reinvestments (g)—0.8%

Repurchase Agreements—0.3%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $200,121; collateralized by various Common Stock with an aggregate market value of $222,759.	200,000	200,000

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $200,121; collateralized by various Common Stock with an aggregate market value of $222,962.	200,000	$200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $47,265; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $48,182.	47,238	47,238
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $1,300,802; collateralized by various Common Stock with an aggregate market value of $1,450,818.	1,300,000	1,300,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $500,296; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $511,133.	500,000	500,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $8,101; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $8,258.	8,096	8,096
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $517,632; collateralized by various Common Stock with an aggregate market value of $575,840.	517,315	517,315

		2,772,649

Mutual Funds—0.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (h)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (h)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (h)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (h)	100,000	100,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (h)	459,832	459,832

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 5.270% (h)	1,000,000	1,000,000

		4,559,832

Total Securities Lending Reinvestments (Cost $7,332,481)		7,332,481

Total Investments—100.5% (Cost $688,410,348)		956,260,293
Other assets and liabilities (net)—(0.5)%		(5,020,438)

Net Assets—100.0%		$951,239,855

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $16,482,446 and the collateral received consisted of cash in the amount of $7,332,481 and non-cash collateral with a value of $10,083,654. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $3,767,500.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Banks	10.7
Pharmaceuticals	8.8
Insurance	4.9
Oil, Gas & Consumable Fuels	4.2
Food Products	4.0
Semiconductors & Semiconductor Equipment	3.8
Auto Manufacturers	3.6
Chemicals	2.9
Telecommunications	2.8
Electric	2.7

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/15/24	116	USD	13,063,920	$582,079

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$70,488,877	$—	$70,488,877
Austria	—	1,705,159	—	1,705,159
Belgium	370,787	7,236,175	—	7,606,962
Chile	—	433,423	—	433,423
China	174,816	3,740,391	—	3,915,207
Denmark	—	30,839,506	—	30,839,506
Finland	—	10,031,863	—	10,031,863
France	—	107,870,405	—	107,870,405
Germany	—	74,560,949	—	74,560,949
Hong Kong	—	17,426,950	—	17,426,950
Ireland	847,248	6,826,227	—	7,673,475
Israel	2,624,938	3,477,811	—	6,102,749
Italy	—	20,833,344	—	20,833,344
Japan	—	206,459,313	—	206,459,313
Jordan	—	256,861	—	256,861
Luxembourg	—	1,834,880	—	1,834,880
Macau	—	407,379	—	407,379
Netherlands	—	56,168,757	—	56,168,757
New Zealand	—	2,326,197	—	2,326,197
Norway	—	5,981,012	—	5,981,012
Portugal	—	1,735,228	—	1,735,228
Singapore	1,228,945	11,496,426	—	12,725,371
South Africa	—	1,808,303	—	1,808,303
Spain	—	23,909,700	—	23,909,700
Sweden	—	29,611,146	—	29,611,146
Switzerland	—	99,128,629	—	99,128,629
United Arab Emirates	—	—	0	0
United Kingdom	740,814	110,642,535	—	111,383,349
United States	225,372	4,343,480	—	4,568,852
Total Common Stocks	6,212,920	911,580,926	0	917,793,846
Total Mutual Funds*	13,743,840	—	—	13,743,840
Total Preferred Stocks*	—	4,179,158	—	4,179,158
Total Short-Term Investments*	—	13,210,968	—	13,210,968
Securities Lending Reinvestments
Repurchase Agreements	—	2,772,649	—	2,772,649
Mutual Funds	4,559,832	—	—	4,559,832
Total Securities Lending Reinvestments	4,559,832	2,772,649	—	7,332,481
Total Investments	$24,516,592	$931,743,701	$0	$956,260,293

Collateral for Securities Loaned (Liability)	$—	$(7,332,481)	$—	$(7,332,481)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$582,079	$—	$—	$582,079

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$956,260,293
Cash	25,863
Cash denominated in foreign currencies (c)	312,415
Receivable for:
Investments sold	209,648
Fund shares sold	163,748
Dividends	2,898,143
Variation margin on futures contracts	6,960
Prepaid expenses	3,580

Total Assets	959,880,650
Liabilities
Collateral for securities loaned	7,332,481
Payables for:
Fund shares redeemed	571,253
Accrued Expenses:
Management fees	235,514
Distribution and service fees	99,876
Deferred trustees’ fees	170,098
Other expenses	231,573

Total Liabilities	8,640,795

Net Assets	$951,239,855

Net Assets Consist of:
Paid in surplus	$661,752,864
Distributable earnings (Accumulated losses)	289,486,991

Net Assets	$951,239,855

Net Assets
Class A	$492,648,110
Class B	283,981,566
Class E	20,345,458
Class G	154,264,721
Capital Shares Outstanding*
Class A	33,185,011
Class B	19,585,707
Class E	1,378,018
Class G	10,729,036
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.85
Class B	14.50
Class E	14.76
Class G	14.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $688,410,348.
(b)	Includes securities loaned at value of $16,482,446.
(c)	Identified cost of cash denominated in foreign currencies was $306,337.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$28,884,371
Interest	567,486
Securities lending income	200,713

Total investment income	29,652,570
Expenses
Management fees	2,848,883
Administration fees	51,953
Custodian and accounting fees	296,037
Distribution and service fees—Class B	694,875
Distribution and service fees—Class E	30,283
Distribution and service fees—Class G	440,497
Audit and tax services	55,516
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	75,267
Insurance	8,769
Miscellaneous	181,457

Total expenses	4,776,360
Less management fee waiver	(22,514)

Net expenses	4,753,846

Net Investment Income	24,898,724

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,090,924
Futures contracts	645,222
Foreign currency transactions	(142,358)

Net realized gain (loss)	14,593,788

Net change in unrealized appreciation (depreciation) on:
Investments	118,169,987
Futures contracts	759,754
Foreign currency transactions	134,232

Net change in unrealized appreciation (depreciation)	119,063,973

Net realized and unrealized gain (loss)	133,657,761

Net Increase (Decrease) in Net Assets From Operations	$158,556,485

(a)	Net of foreign withholding taxes of $2,829,004.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,898,724	$27,369,216
Net realized gain (loss)	14,593,788	(2,479,127)
Net change in unrealized appreciation (depreciation)	119,063,973	(196,121,096)

Increase (decrease) in net assets from operations	158,556,485	(171,231,007)

From Distributions to Shareholders
Class A	(13,370,490)	(33,727,982)
Class B	(6,399,955)	(18,201,803)
Class E	(477,209)	(1,355,293)
Class G	(3,365,808)	(9,230,415)

Total distributions	(23,613,462)	(62,515,493)

Increase (decrease) in net assets from capital share transactions	(133,323,827)	(32,006,878)

Total increase (decrease) in net assets	1,619,196	(265,753,378)

Net Assets
Beginning of period	949,620,659	1,215,374,037

End of period	$951,239,855	$949,620,659

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,906,751	$26,215,882	2,149,168	$26,405,637
Reinvestments	940,921	13,370,490	2,746,578	33,727,982
Redemptions	(8,933,917)	(125,731,851)	(6,135,698)	(83,713,933)

Net increase (decrease)	(6,086,245)	$(86,145,479)	(1,239,952)	$(23,580,314)

Class B
Sales	419,995	$5,716,368	959,199	$11,583,423
Reinvestments	460,428	6,399,955	1,515,554	18,201,803
Redemptions	(3,341,479)	(45,350,451)	(3,007,156)	(39,805,568)

Net increase (decrease)	(2,461,056)	$(33,234,128)	(532,403)	$(10,020,342)

Class E
Sales	51,411	$712,542	81,108	$1,030,304
Reinvestments	33,749	477,209	110,908	1,355,293
Redemptions	(345,599)	(4,766,907)	(193,160)	(2,614,362)

Net increase (decrease)	(260,439)	$(3,577,156)	(1,144)	$(228,765)

Class G
Sales	660,996	$9,010,864	916,723	$11,869,979
Reinvestments	244,253	3,365,808	774,364	9,230,415
Redemptions	(1,686,995)	(22,743,736)	(1,461,455)	(19,277,851)

Net increase (decrease)	(781,746)	$(10,367,064)	229,632	$1,822,543

Increase (decrease) derived from capital shares transactions		$(133,323,827)		$(32,006,878)

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.90	$16.17	$14.86	$14.32	$12.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.39	0.38	0.40	0.27	0.40
Net realized and unrealized gain (loss)	1.92	(2.76)	1.20	0.75	2.23

Total income (loss) from investment operations	2.31	(2.38)	1.60	1.02	2.63

Less Distributions
Distributions from net investment income	(0.36)	(0.52)	(0.29)	(0.41)	(0.37)
Distributions from net realized capital gains	0.00	(0.37)	0.00	(0.07)	(0.10)

Total distributions	(0.36)	(0.89)	(0.29)	(0.48)	(0.47)

Net Asset Value, End of Period	$14.85	$12.90	$16.17	$14.86	$14.32

Total Return (%) (b)	17.93	(14.47)	10.72	7.85	21.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.37	0.37	0.38	0.37
Net ratio of expenses to average net assets (%) (c)	0.38	0.37	0.37	0.38	0.37
Ratio of net investment income (loss) to average net assets (%)	2.77	2.84	2.53	2.06	2.97
Portfolio turnover rate (%)	13	9	12	18	9
Net assets, end of period (in millions)	$492.6	$506.7	$655.0	$622.7	$591.3

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.61	$15.81	$14.53	$14.01	$11.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.34	0.35	0.23	0.36
Net realized and unrealized gain (loss)	1.87	(2.69)	1.18	0.74	2.17

Total income (loss) from investment operations	2.21	(2.35)	1.53	0.97	2.53

Less Distributions
Distributions from net investment income	(0.32)	(0.48)	(0.25)	(0.38)	(0.33)
Distributions from net realized capital gains	0.00	(0.37)	0.00	(0.07)	(0.10)

Total distributions	(0.32)	(0.85)	(0.25)	(0.45)	(0.43)

Net Asset Value, End of Period	$14.50	$12.61	$15.81	$14.53	$14.01

Total Return (%) (b)	17.64	(14.64)	10.48	7.58	21.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.62	0.62	0.63	0.62
Net ratio of expenses to average net assets (%) (c)	0.63	0.62	0.62	0.63	0.62
Ratio of net investment income (loss) to average net assets (%)	2.47	2.59	2.28	1.82	2.74
Portfolio turnover rate (%)	13	9	12	18	9
Net assets, end of period (in millions)	$284.0	$277.9	$357.0	$366.2	$361.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.83	$16.08	$14.78	$14.24	$12.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.36	0.38	0.25	0.38
Net realized and unrealized gain (loss)	1.90	(2.75)	1.18	0.75	2.21

Total income (loss) from investment operations	2.26	(2.39)	1.56	1.00	2.59

Less Distributions
Distributions from net investment income	(0.33)	(0.49)	(0.26)	(0.39)	(0.34)
Distributions from net realized capital gains	0.00	(0.37)	0.00	(0.07)	(0.10)

Total distributions	(0.33)	(0.86)	(0.26)	(0.46)	(0.44)

Net Asset Value, End of Period	$14.76	$12.83	$16.08	$14.78	$14.24

Total Return (%) (b)	17.76	(14.60)	10.54	7.71	21.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.52	0.52	0.53	0.52
Net ratio of expenses to average net assets (%) (c)	0.53	0.52	0.52	0.53	0.52
Ratio of net investment income (loss) to average net assets (%)	2.57	2.69	2.38	1.92	2.85
Portfolio turnover rate (%)	13	9	12	18	9
Net assets, end of period (in millions)	$20.3	$21.0	$26.4	$27.1	$27.2

	Class G
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.51	$15.69	$14.43	$13.92	$11.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.33	0.34	0.21	0.35
Net realized and unrealized gain (loss)	1.87	(2.67)	1.16	0.74	2.17

Total income (loss) from investment operations	2.19	(2.34)	1.50	0.95	2.52

Less Distributions
Distributions from net investment income	(0.32)	(0.47)	(0.24)	(0.37)	(0.33)
Distributions from net realized capital gains	0.00	(0.37)	0.00	(0.07)	(0.10)

Total distributions	(0.32)	(0.84)	(0.24)	(0.44)	(0.43)

Net Asset Value, End of Period	$14.38	$12.51	$15.69	$14.43	$13.92

Total Return (%) (b)	17.58	(14.66)	10.35	7.52	21.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.67	0.67	0.68	0.67
Net ratio of expenses to average net assets (%) (c)	0.68	0.67	0.67	0.68	0.67
Ratio of net investment income (loss) to average net assets (%)	2.41	2.55	2.23	1.69	2.67
Portfolio turnover rate (%)	13	9	12	18	9
Net assets, end of period (in millions)	$154.3	$144.0	$177.0	$169.5	$116.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $159,150 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,772,649, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(4,290,288)	$—	$—	$—	$(4,290,288)
Mutual Funds	(3,042,193)	—	—	—	(3,042,193)
Total Borrowings	$(7,332,481)	$—	$—	$—	$(7,332,481)
Gross amount of recognized liabilities for securities lending transactions					$(7,332,481)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$582,079

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$645,222

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$759,754

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,242,978

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$124,196,372	$0	$258,216,294

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $2,848,883.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2023 were $429,719.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$704,493,028

Gross unrealized appreciation	327,629,969
Gross unrealized (depreciation)	(75,862,705)

Net unrealized appreciation (depreciation)	$251,767,264

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$23,613,462	$38,896,897	$—	$23,618,596	$23,613,462	$62,515,493

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$28,997,442	$8,724,864	$251,934,785	$—	$289,657,091

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $2,171,029 and long-term capital losses of $867,360.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife MSCI EAFE Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife MSCI EAFE Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-26

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-28

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-29

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-30

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MetLife MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board took into account that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended October 31, 2023 and underperformed its benchmark for the three-and five-year periods ended October 31, 2023, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-31

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, equal to the Expense Universe median, and above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio returned 16.80%, 16.51%, 16.65%, and 16.47%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 16.93%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed in 2023 on signals that the U.S. Federal Reserve (the “Fed”) would begin cutting interest rates in 2024. Equity investors remained hopeful that the Fed would be able to navigate a soft landing as they slowed the pace of quantitative tightening. Other factors that supported the equity markets included a healthy job market, better than expected macroeconomic data, and strong corporate earnings. Some of the fears that concerned equity investors included rising risks of recession and the effect that high bond yields would have on the economy. In addition, continued high inflation and rising geopolitical risk from the wars in Ukraine and Israel weighed on the equity markets.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times. In December, the FOMC decided to maintain the target range for the Federal Funds Rate at 5.25%-5.50%. The FOMC stated that the growth of economic activity had slowed from its strong pace in the third quarter, and inflation had eased over the past year but remained elevated. The FOMC seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Nine of the eleven sectors comprising the Russell 2000 Index experienced positive returns for the year. Industrials (16.9% beginning weight in the benchmark), up 29.2%, was the best-performing sector and had the largest positive impact on the benchmark return. Technology (10.5% beginning weight), up 27.6%, and Consumer Discretionary (12.4% beginning weight), up 25.7%, were the next best-performing sectors. Utilities (3.9% beginning weight), down 7.3%, and Telecommunications (1.7% beginning weight), down 1.3%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the year were ImmunoGen, up 497.8%; MicroStrategy, up 346.2%; and Super Micro Computer, up 246.2%. The stocks with the largest negative impact were Chegg, down 55.0%; Halozyme Therapeutics, down 35.0%; and Patterson-UTI Energy, down 34.2%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index (the “Index”). This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, net asset value (“NAV”) rounding, and contributions and withdrawals.

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	16.80	9.90	7.16
Class B	16.51	9.63	6.89
Class E	16.65	9.74	7.00
Class G	16.47	9.57	6.84
Russell 2000 Index	16.93	9.97	7.16

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
iShares Russell 2000 ETF	1.5
Super Micro Computer, Inc.	0.5
Simpson Manufacturing Co., Inc.	0.3
Cytokinetics, Inc.	0.3
elf Beauty, Inc.	0.3
MicroStrategy, Inc.- Class A	0.3
Light & Wonder, Inc.	0.3
Onto Innovation, Inc.	0.3
Rambus, Inc.	0.3
UFP Industries, Inc.	0.3

Top Sectors

% of Net Assets
Financials	18.0
Industrials	16.4
Health Care	14.8
Information Technology	13.1
Consumer Discretionary	10.6
Energy	6.7
Real Estate	5.9
Materials	4.3
Consumer Staples	3.3
Utilities	2.6

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.31%	$1,000.00	$1,081.20	$1.63
	Hypothetical*	0.31%	$1,000.00	$1,023.64	$1.58

Class B (a)	Actual	0.56%	$1,000.00	$1,079.30	$2.93
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class E (a)	Actual	0.46%	$1,000.00	$1,080.70	$2.41
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

Class G (a)	Actual	0.61%	$1,000.00	$1,079.30	$3.20
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
AAR Corp. (a)	10,986	$685,526
AeroVironment, Inc. (a)	8,691	1,095,414
AerSale Corp. (a)	8,754	111,132
Archer Aviation, Inc. - Class A (a) (b)	52,219	320,625
Astronics Corp. (a) (b)	9,068	157,964
Cadre Holdings, Inc.	6,188	203,523
Ducommun, Inc. (a)	4,381	228,075
Kaman Corp.	8,733	209,155
Kratos Defense & Security Solutions, Inc. (a) (b)	42,530	862,934
Leonardo DRS, Inc. (a)	23,233	465,589
Moog, Inc. - Class A	9,540	1,381,201
National Presto Industries, Inc. (b)	1,752	140,651
Park Aerospace Corp. (b)	7,125	104,737
Rocket Lab USA, Inc. (a) (b)	94,124	520,506
Triumph Group, Inc. (a)	22,281	369,419
V2X, Inc. (a)	3,920	182,045
Virgin Galactic Holdings, Inc. (a) (b)	109,517	268,317

		7,306,813

Air Freight & Logistics—0.2%
Air Transport Services Group, Inc. (a)	18,490	325,609
Forward Air Corp.	8,582	539,550
Hub Group, Inc. - Class A (a)	10,284	945,511
Radiant Logistics, Inc. (a)	12,471	82,808

		1,893,478

Automobile Components—1.3%
Adient PLC (a)	31,676	1,151,739
American Axle & Manufacturing Holdings, Inc. (a) (b)	38,378	338,110
Atmus Filtration Technologies, Inc. (a)	5,722	134,410
Cooper-Standard Holdings, Inc. (a) (b)	5,724	111,847
Dana, Inc.	43,537	636,076
Dorman Products, Inc. (a)	9,015	751,941
Fox Factory Holding Corp. (a)	14,199	958,149
Gentherm, Inc. (a) (b)	10,812	566,116
Goodyear Tire & Rubber Co. (a)	92,639	1,326,590
Holley, Inc. (a) (b)	20,003	97,415
LCI Industries (b)	8,243	1,036,228
Luminar Technologies, Inc. (a) (b)	91,895	309,686
Modine Manufacturing Co. (a) (b)	16,801	1,003,020
Patrick Industries, Inc. (b)	7,300	732,555
Solid Power, Inc. (a) (b)	47,374	68,692
Standard Motor Products, Inc. (b)	6,921	275,525
Stoneridge, Inc. (a)	9,252	181,062
Visteon Corp. (a)	9,118	1,138,838
XPEL, Inc. (a)	7,590	408,721

		11,226,720

Automobiles—0.1%
Fisker, Inc. (a) (b)	66,483	116,345
Livewire Group, Inc. (a) (b)	7,026	79,464
Winnebago Industries, Inc. (b)	9,506	692,798

		888,607

Banks—9.2%
1st Source Corp. (b)	5,221	286,894
ACNB Corp. (b)	2,906	130,073
Amalgamated Financial Corp.	5,989	161,344
Amerant Bancorp, Inc. (b)	9,340	229,484
American National Bankshares, Inc. (b)	3,251	158,486
Ameris Bancorp	22,232	1,179,408
Ames National Corp. (b)	2,972	63,422
Arrow Financial Corp. (b)	5,053	141,181
Associated Banc-Corp.	50,625	1,082,869
Atlantic Union Bankshares Corp.	24,751	904,402
Axos Financial, Inc. (a) (b)	18,588	1,014,905
Banc of California, Inc. (b)	42,539	571,299
BancFirst Corp. (b)	7,404	720,631
Bancorp, Inc. (a)	17,068	658,142
Bank First Corp.	3,147	272,719
Bank of Hawaii Corp. (b)	13,183	955,240
Bank of Marin Bancorp (b)	5,192	114,328
Bank of NT Butterfield & Son Ltd.	16,033	513,216
BankUnited, Inc. (b)	24,606	797,973
Bankwell Financial Group, Inc.	1,932	58,308
Banner Corp.	11,395	610,316
Bar Harbor Bankshares (b)	5,292	155,373
BayCom Corp. (b)	4,420	104,268
BCB Bancorp, Inc. (b)	4,956	63,685
Berkshire Hills Bancorp, Inc.	14,603	362,593
Blue Foundry Bancorp (a) (b)	7,608	73,569
Bridgewater Bancshares, Inc. (a)	6,071	82,080
Brookline Bancorp, Inc.	30,220	329,700
Burke & Herbert Financial Services Corp. (b)	2,208	138,883
Business First Bancshares, Inc. (b)	7,980	196,707
Byline Bancorp, Inc.	8,821	207,823
C&F Financial Corp. (b)	1,129	76,987
Cadence Bank	61,141	1,809,162
Cambridge Bancorp	2,576	178,774
Camden National Corp. (b)	4,522	170,163
Capital Bancorp, Inc.	3,124	75,601
Capital City Bank Group, Inc.	4,547	133,818
Capitol Federal Financial, Inc. (b)	43,042	277,621
Capstar Financial Holdings, Inc.	6,413	120,180
Carter Bankshares, Inc. (a)	8,108	121,377
Cathay General Bancorp	23,492	1,047,038
Central Pacific Financial Corp.	8,161	160,608
Central Valley Community Bancorp (b)	3,447	77,040
Chemung Financial Corp.	1,214	60,457
ChoiceOne Financial Services, Inc. (b)	2,407	70,525
Citizens & Northern Corp. (b)	4,168	93,488
Citizens Financial Services, Inc. (b)	1,503	97,274
City Holding Co. (b)	5,120	564,531
Civista Bancshares, Inc.	5,230	96,441
CNB Financial Corp.	6,782	153,205
Coastal Financial Corp. (a) (b)	3,437	152,637
Codorus Valley Bancorp, Inc.	3,294	84,656
Colony Bankcorp, Inc.	5,639	74,999
Columbia Financial, Inc. (a) (b)	8,867	170,956
Community Bank System, Inc. (b)	17,926	934,124
Community Trust Bancorp, Inc.	5,081	222,853
ConnectOne Bancorp, Inc. (b)	12,128	277,852

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
CrossFirst Bankshares, Inc. (a)	16,519	$224,328
Customers Bancorp, Inc. (a)	9,474	545,892
CVB Financial Corp. (b)	44,953	907,601
Dime Community Bancshares, Inc.	11,336	305,278
Eagle Bancorp, Inc.	9,983	300,888
Eastern Bankshares, Inc.	54,127	768,603
Enterprise Bancorp, Inc. (b)	3,354	108,200
Enterprise Financial Services Corp.	12,204	544,909
Equity Bancshares, Inc. - Class A	4,632	157,025
Esquire Financial Holdings, Inc.	2,392	119,504
ESSA Bancorp, Inc. (b)	3,011	60,280
Evans Bancorp, Inc.	1,818	57,322
Farmers & Merchants Bancorp, Inc. (b)	4,130	102,424
Farmers National Banc Corp. (b)	11,007	159,051
FB Financial Corp.	12,217	486,847
Fidelity D&D Bancorp, Inc.	1,594	92,500
Financial Institutions, Inc. (b)	4,838	103,049
First Bancorp	12,931	478,576
First BanCorp	57,275	942,174
First Bancorp, Inc. (b)	3,758	106,051
First Bancshares, Inc. (b)	10,228	299,987
First Bank	5,582	82,055
First Busey Corp.	16,699	414,469
First Business Financial Services, Inc.	2,763	110,796
First Commonwealth Financial Corp.	34,297	529,546
First Community Bankshares, Inc. (b)	5,650	209,615
First Community Corp. (b)	2,558	55,074
First Financial Bancorp	31,251	742,211
First Financial Bankshares, Inc. (b)	43,284	1,311,505
First Financial Corp.	3,977	171,130
First Foundation, Inc.	17,120	165,722
First Interstate BancSystem, Inc. - Class A	27,764	853,743
First Merchants Corp. (b)	19,730	731,588
First Mid Bancshares, Inc.	7,438	257,801
First of Long Island Corp.	7,996	105,867
First Western Financial, Inc. (a) (b)	2,729	54,116
Five Star Bancorp (b)	5,331	139,566
Flushing Financial Corp.	10,410	171,557
FS Bancorp, Inc.	2,273	84,010
Fulton Financial Corp. (b)	53,477	880,231
FVCBankcorp, Inc. (a) (b)	5,163	73,315
German American Bancorp, Inc. (b)	9,350	303,034
Glacier Bancorp, Inc. (b)	36,764	1,519,088
Great Southern Bancorp, Inc. (b)	2,712	160,957
Greene County Bancorp, Inc. (b)	2,424	68,357
Guaranty Bancshares, Inc. (b)	2,906	97,700
Hancock Whitney Corp.	28,838	1,401,238
Hanmi Financial Corp.	9,877	191,614
HarborOne Bancorp, Inc.	12,594	150,876
HBT Financial, Inc.	4,583	96,747
Heartland Financial USA, Inc.	13,834	520,297
Heritage Commerce Corp.	20,117	199,561
Heritage Financial Corp.	12,295	262,990
Hilltop Holdings, Inc.	15,705	552,973
Hingham Institution For Savings The (b)	473	91,951
Home Bancorp, Inc. (b)	2,776	116,620
Home BancShares, Inc.	63,382	1,605,466

Banks—(Continued)
HomeStreet, Inc.	6,159	63,438
HomeTrust Bancshares, Inc. (b)	5,432	146,229
Hope Bancorp, Inc.	39,512	477,305
Horizon Bancorp, Inc.	14,606	209,012
Independent Bank Corp.	21,792	1,140,681
Independent Bank Group, Inc.	11,996	610,356
International Bancshares Corp.	18,077	981,943
John Marshall Bancorp, Inc. (b)	4,296	96,918
Kearny Financial Corp. (b)	20,150	180,746
Lakeland Bancorp, Inc.	21,117	312,320
Lakeland Financial Corp.	8,350	544,086
LCNB Corp. (b)	3,649	57,545
Live Oak Bancshares, Inc. (b)	11,266	512,603
Macatawa Bank Corp.	9,068	102,287
MainStreet Bancshares, Inc. (b)	2,403	59,618
Mercantile Bank Corp.	5,350	216,033
Metrocity Bankshares, Inc. (b)	5,632	135,281
Metropolitan Bank Holding Corp. (a) (b)	3,249	179,930
Mid Penn Bancorp, Inc.	5,091	123,609
Middlefield Banc Corp.	2,691	87,108
Midland States Bancorp, Inc.	6,845	188,648
MidWestOne Financial Group, Inc.	4,795	129,033
MVB Financial Corp.	3,791	85,525
National Bank Holdings Corp. - Class A (b)	12,399	461,119
National Bankshares, Inc. (b)	1,983	64,150
NBT Bancorp, Inc. (b)	15,340	642,899
Nicolet Bankshares, Inc. (b)	4,330	348,478
Northeast Bank	2,320	128,041
Northeast Community Bancorp, Inc.	4,595	81,515
Northfield Bancorp, Inc.	12,077	151,929
Northrim BanCorp, Inc.	1,883	107,726
Northwest Bancshares, Inc. (b)	42,865	534,955
Norwood Financial Corp. (b)	2,522	82,999
Oak Valley Bancorp	2,317	69,394
OceanFirst Financial Corp.	18,257	316,942
OFG Bancorp	15,488	580,490
Old National Bancorp	97,395	1,645,002
Old Second Bancorp, Inc.	14,378	221,996
Orange County Bancorp, Inc. (b)	1,834	110,480
Origin Bancorp, Inc. (b)	9,835	349,831
Orrstown Financial Services, Inc.	3,982	117,469
Pacific Premier Bancorp, Inc.	31,429	914,898
Park National Corp. (b)	4,856	645,168
Parke Bancorp, Inc. (b)	3,496	70,794
Pathward Financial, Inc.	8,862	469,066
PCB Bancorp (b)	4,027	74,218
Peapack-Gladstone Financial Corp. (b)	6,072	181,067
Penns Woods Bancorp, Inc.	2,355	53,011
Peoples Bancorp, Inc.	11,263	380,239
Peoples Financial Services Corp. (b)	2,533	123,357
Plumas Bancorp	1,875	77,531
Ponce Financial Group, Inc. (a)	7,031	68,623
Preferred Bank	4,191	306,153
Premier Financial Corp.	11,932	287,561
Primis Financial Corp. (b)	7,589	96,077
Princeton Bancorp, Inc. (b)	1,758	63,112
Provident Financial Services, Inc.	24,532	442,312

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
QCR Holdings, Inc.	5,564	$324,882
RBB Bancorp (b)	4,676	89,031
Red River Bancshares, Inc. (b)	1,618	90,786
Renasant Corp.	17,894	602,670
Republic Bancorp, Inc. - Class A (b)	3,075	169,617
S&T Bancorp, Inc.	12,235	408,894
Sandy Spring Bancorp, Inc.	15,275	416,091
Seacoast Banking Corp. of Florida	28,311	805,731
ServisFirst Bancshares, Inc. (b)	17,117	1,140,506
Shore Bancshares, Inc.	10,221	145,649
Sierra Bancorp	3,863	87,111
Simmons First National Corp. - Class A	40,253	798,620
SmartFinancial, Inc. (b)	5,462	133,764
South Plains Financial, Inc.	3,888	112,596
Southern First Bancshares, Inc. (a)	2,574	95,495
Southern Missouri Bancorp, Inc. (b)	3,031	161,825
Southern States Bancshares, Inc.	2,700	79,056
Southside Bancshares, Inc. (b)	9,274	290,462
SouthState Corp. (b)	25,549	2,157,613
Stellar Bancorp, Inc. (b)	15,697	437,004
Sterling Bancorp, Inc. (a) (b)	7,446	42,963
Stock Yards Bancorp, Inc. (b)	8,761	451,104
Summit Financial Group, Inc.	4,198	128,837
Texas Capital Bancshares, Inc. (a)	16,203	1,047,200
Third Coast Bancshares, Inc. (a) (b)	4,809	95,555
Timberland Bancorp, Inc.	2,592	81,544
Tompkins Financial Corp.	4,590	276,456
Towne Bank	23,282	692,872
TriCo Bancshares	10,668	458,404
Triumph Financial, Inc. (a)	7,535	604,156
TrustCo Bank Corp.	5,837	181,239
Trustmark Corp.	20,462	570,481
UMB Financial Corp.	14,557	1,216,237
United Bankshares, Inc.	44,009	1,652,538
United Community Banks, Inc. (b)	38,819	1,135,844
Unity Bancorp, Inc. (b)	2,408	71,253
Univest Financial Corp.	9,428	207,699
USCB Financial Holdings, Inc. (a)	4,023	49,282
Valley National Bancorp (b)	144,649	1,570,888
Veritex Holdings, Inc.	17,694	411,739
Virginia National Bankshares Corp. (b)	1,715	58,962
WaFd, Inc.	21,024	692,951
Washington Trust Bancorp, Inc.	5,542	179,450
WesBanco, Inc.	19,306	605,629
West BanCorp, Inc. (b)	5,498	116,558
Westamerica BanCorp	8,792	495,957
WSFS Financial Corp.	20,665	949,143

		80,496,763

Beverages—0.4%
Coca-Cola Consolidated, Inc.	1,600	1,485,440
Duckhorn Portfolio, Inc. (a)	13,689	134,837
MGP Ingredients, Inc. (b)	5,324	524,520
National Beverage Corp. (a) (b)	8,223	408,848
Primo Water Corp.	51,384	773,329

Beverages—(Continued)
Vita Coco Co., Inc. (a) (b)	10,537	270,274

		3,597,248

Biotechnology—7.2%
2seventy bio, Inc. (a)	17,226	73,555
4D Molecular Therapeutics, Inc. (a)	13,421	271,909
89bio, Inc. (a) (b)	20,747	231,744
ACADIA Pharmaceuticals, Inc. (a)	40,490	1,267,742
ACELYRIN, Inc. (a) (b)	11,551	86,170
Actinium Pharmaceuticals, Inc. (a) (b)	8,804	44,724
ADMA Biologics, Inc. (a)	70,877	320,364
Aerovate Therapeutics, Inc. (a)	3,363	76,105
Agenus, Inc. (a) (b)	115,321	95,474
Agios Pharmaceuticals, Inc. (a)	18,399	409,746
Akero Therapeutics, Inc. (a)	17,171	400,943
Aldeyra Therapeutics, Inc. (a)	15,698	55,100
Alector, Inc. (a)	20,549	163,981
Alkermes PLC (a)	55,609	1,542,594
Allakos, Inc. (a) (b)	22,437	61,253
Allogene Therapeutics, Inc. (a) (b)	26,931	86,449
Alpine Immune Sciences, Inc. (a) (b)	10,697	203,885
Altimmune, Inc. (a) (b)	16,737	188,291
ALX Oncology Holdings, Inc. (a)	9,262	137,911
Amicus Therapeutics, Inc. (a)	94,876	1,346,290
AnaptysBio, Inc. (a)	7,034	150,668
Anavex Life Sciences Corp. (a) (b)	23,292	216,849
Anika Therapeutics, Inc. (a)	4,948	112,122
Apogee Therapeutics, Inc. (a) (b)	6,767	189,070
Arbutus Biopharma Corp. (a) (b)	38,721	96,803
Arcellx, Inc. (a) (b)	12,838	712,509
Arcturus Therapeutics Holdings, Inc. (a)	7,412	233,700
Arcus Biosciences, Inc. (a)	17,324	330,888
Arcutis Biotherapeutics, Inc. (a) (b)	27,862	89,994
Ardelyx, Inc. (a) (b)	77,319	479,378
Arrowhead Pharmaceuticals, Inc. (a)	34,801	1,064,911
ARS Pharmaceuticals, Inc. (a) (b)	8,767	48,043
Astria Therapeutics, Inc. (a) (b)	8,633	66,301
Aura Biosciences, Inc. (a) (b)	9,525	84,392
Aurinia Pharmaceuticals, Inc. (a) (b)	46,041	413,909
Avid Bioservices, Inc. (a) (b)	20,292	131,898
Avidity Biosciences, Inc. (a)	23,745	214,892
Avita Medical, Inc. (a) (b)	8,679	119,076
Beam Therapeutics, Inc. (a) (b)	24,225	659,404
BioCryst Pharmaceuticals, Inc. (a)	62,014	371,464
Biohaven Ltd. (a)	22,915	980,762
Biomea Fusion, Inc. (a) (b)	6,771	98,315
Bluebird Bio, Inc. (a) (b)	34,986	48,281
Blueprint Medicines Corp. (a)	20,651	1,904,848
Bridgebio Pharma, Inc. (a) (b)	38,410	1,550,612
Cabaletta Bio, Inc. (a)	11,650	264,455
CareDx, Inc. (a)	17,647	211,764
Caribou Biosciences, Inc. (a) (b)	25,882	148,304
Catalyst Pharmaceuticals, Inc. (a) (b)	32,720	550,023
Celcuity, Inc. (a) (b)	5,835	85,016
Celldex Therapeutics, Inc. (a) (b)	15,155	601,047

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Cerevel Therapeutics Holdings, Inc. (a)	23,397	$992,033
Cogent Biosciences, Inc. (a) (b)	27,259	160,283
Coherus Biosciences, Inc. (a) (b)	33,795	112,537
Compass Therapeutics, Inc. (a)	31,772	49,564
Crinetics Pharmaceuticals, Inc. (a)	21,639	769,916
Cullinan Oncology, Inc. (a)	7,747	78,942
Cytokinetics, Inc. (a) (b)	31,222	2,606,725
Day One Biopharmaceuticals, Inc. (a) (b)	21,272	310,571
Deciphera Pharmaceuticals, Inc. (a)	17,465	281,710
Denali Therapeutics, Inc. (a) (b)	39,602	849,859
Disc Medicine, Inc. (a)	3,048	176,052
Dynavax Technologies Corp. (a) (b)	43,478	607,822
Dyne Therapeutics, Inc. (a) (b)	14,586	193,994
Editas Medicine, Inc. (a)	27,727	280,875
Emergent BioSolutions, Inc. (a) (b)	17,598	42,235
Enanta Pharmaceuticals, Inc. (a)	6,820	64,176
Entrada Therapeutics, Inc. (a) (b)	7,438	112,239
Erasca, Inc. (a) (b)	23,988	51,094
Fate Therapeutics, Inc. (a)	28,366	106,089
Fennec Pharmaceuticals, Inc. (a)	6,156	69,070
Genelux Corp. (a) (b)	6,436	90,168
Geron Corp. (a) (b)	167,062	352,501
Gritstone bio, Inc. (a) (b)	29,698	60,584
Halozyme Therapeutics, Inc. (a)	43,382	1,603,399
Heron Therapeutics, Inc. (a) (b)	32,773	55,714
HilleVax, Inc. (a) (b)	9,157	146,970
Humacyte, Inc. (a)	22,468	63,809
Icosavax, Inc. (a) (b)	9,579	150,965
Ideaya Biosciences, Inc. (a)	20,121	715,905
Immuneering Corp. - Class A (a) (b)	7,160	52,626
ImmunityBio, Inc. (a) (b)	45,051	226,156
ImmunoGen, Inc. (a)	79,806	2,366,248
Immunovant, Inc. (a)	18,112	763,059
Inhibrx, Inc. (a)	11,523	437,874
Inozyme Pharma, Inc. (a) (b)	16,861	71,828
Insmed, Inc. (a)	46,084	1,428,143
Intellia Therapeutics, Inc. (a)	29,573	901,681
Iovance Biotherapeutics, Inc. (a) (b)	77,033	626,278
Ironwood Pharmaceuticals, Inc. (a) (b)	44,956	514,297
iTeos Therapeutics, Inc. (a) (b)	7,999	87,589
Janux Therapeutics, Inc. (a)	7,592	81,462
KalVista Pharmaceuticals, Inc. (a) (b)	10,671	130,720
Keros Therapeutics, Inc. (a)	7,559	300,546
Kiniksa Pharmaceuticals Ltd. - Class A (a) (b)	11,087	194,466
Krystal Biotech, Inc. (a)	7,224	896,209
Kura Oncology, Inc. (a)	23,723	341,137
Kymera Therapeutics, Inc. (a) (b)	12,984	330,573
Lineage Cell Therapeutics, Inc. (a) (b)	43,730	47,666
Lyell Immunopharma, Inc. (a) (b)	59,414	115,263
MacroGenics, Inc. (a) (b)	21,437	206,224
Madrigal Pharmaceuticals, Inc. (a) (b)	4,935	1,141,860
MannKind Corp. (a) (b)	86,216	313,826
MeiraGTx Holdings PLC (a) (b)	10,435	73,254
Merrimack Pharmaceuticals, Inc. (a)	3,568	47,847
Mersana Therapeutics, Inc. (a) (b)	29,899	69,366
MiMedx Group, Inc. (a)	38,348	336,312
Mineralys Therapeutics, Inc. (a) (b)	7,262	62,453

Biotechnology—(Continued)
Mirum Pharmaceuticals, Inc. (a) (b)	8,984	265,208
Monte Rosa Therapeutics, Inc. (a)	11,684	66,015
Morphic Holding, Inc. (a)	12,348	356,610
Myriad Genetics, Inc. (a)	27,414	524,704
Novavax, Inc. (a)	29,269	140,491
Nurix Therapeutics, Inc. (a)	15,059	155,409
Nuvalent, Inc. - Class A (a) (b)	8,917	656,202
Olema Pharmaceuticals, Inc. (a)	9,480	133,004
Organogenesis Holdings, Inc. (a) (b)	24,595	100,594
ORIC Pharmaceuticals, Inc. (a) (b)	13,189	121,339
Ovid therapeutics, Inc. (a)	20,173	64,957
PDS Biotechnology Corp. (a) (b)	9,495	47,190
Poseida Therapeutics, Inc. (a)	23,094	77,596
Precigen, Inc. (a) (b)	42,452	56,886
Prime Medicine, Inc. (a) (b)	13,523	119,814
Protagonist Therapeutics, Inc. (a)	18,188	417,051
Prothena Corp. PLC (a)	13,899	505,090
PTC Therapeutics, Inc. (a)	23,732	654,054
RAPT Therapeutics, Inc. (a) (b)	10,106	251,134
RayzeBio, Inc. (a)	6,928	430,714
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	46,662	460,087
REGENXBIO, Inc. (a)	14,967	268,658
Relay Therapeutics, Inc. (a) (b)	28,711	316,108
Replimune Group, Inc. (a)	16,949	142,880
Revolution Medicines, Inc. (a) (b)	47,960	1,375,493
Rhythm Pharmaceuticals, Inc. (a) (b)	17,251	793,028
Rigel Pharmaceuticals, Inc. (a)	58,974	85,512
Rocket Pharmaceuticals, Inc. (a) (b)	20,993	629,160
Sage Therapeutics, Inc. (a)	17,540	380,092
Sana Biotechnology, Inc. (a) (b)	30,778	125,574
Savara, Inc. (a)	30,925	145,348
Scholar Rock Holding Corp. (a)	18,653	350,676
SpringWorks Therapeutics, Inc. (a) (b)	22,498	821,177
Stoke Therapeutics, Inc. (a) (b)	9,296	48,897
Summit Therapeutics, Inc. (a)	40,272	105,110
Sutro Biopharma, Inc. (a)	18,256	78,318
Syndax Pharmaceuticals, Inc. (a)	22,105	477,689
Tango Therapeutics, Inc. (a) (b)	16,583	164,172
TG Therapeutics, Inc. (a) (b)	45,999	785,663
Travere Therapeutics, Inc. (a)	24,448	219,788
Twist Bioscience Corp. (a) (b)	19,106	704,247
Tyra Biosciences, Inc. (a)	4,942	68,447
UroGen Pharma Ltd. (a) (b)	9,304	139,560
Vanda Pharmaceuticals, Inc. (a)	19,612	82,763
Vaxcyte, Inc. (a)	31,340	1,968,152
Vera Therapeutics, Inc. (a) (b)	11,588	178,223
Veracyte, Inc. (a) (b)	24,557	675,563
Vericel Corp. (a)	16,730	595,755
Verve Therapeutics, Inc. (a)	17,210	239,907
Viking Therapeutics, Inc. (a)	32,245	600,079
Vir Biotechnology, Inc. (a)	28,085	282,535
Viridian Therapeutics, Inc. (a)	14,165	308,514
Voyager Therapeutics, Inc. (a)	10,699	90,300
Xencor, Inc. (a)	19,810	420,566
Y-mAbs Therapeutics, Inc. (a)	12,818	87,419
Zentalis Pharmaceuticals, Inc. (a)	19,529	295,864

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Zymeworks, Inc. (a)	18,380	$190,968

		62,461,046

Broadline Retail—0.1%
Big Lots, Inc.	10,588	82,481
ContextLogic, Inc. - Class A (a) (b)	8,652	51,479
Dillard’s, Inc. - Class A (b)	1,105	446,033
Savers Value Village, Inc. (a)	8,917	154,978

		734,971

Building Products—1.9%
AAON, Inc.	22,722	1,678,474
American Woodmark Corp. (a)	5,524	512,903
Apogee Enterprises, Inc. (b)	7,504	400,789
AZZ, Inc.	8,063	468,380
CSW Industrials, Inc.	5,170	1,072,310
Gibraltar Industries, Inc. (a)	10,324	815,390
Griffon Corp.	13,555	826,177
Insteel Industries, Inc.	5,906	226,141
Janus International Group, Inc. (a)	28,699	374,522
JELD-WEN Holding, Inc. (a)	28,116	530,830
Masonite International Corp. (a)	7,534	637,828
Masterbrand, Inc. (a)	43,835	650,950
PGT Innovations, Inc. (a) (b)	19,265	784,085
Quanex Building Products Corp.	10,969	335,322
Resideo Technologies, Inc. (a)	48,768	917,814
Simpson Manufacturing Co., Inc.	14,210	2,813,296
UFP Industries, Inc.	19,819	2,488,275
Zurn Elkay Water Solutions Corp. - Class C (b)	49,633	1,459,707

		16,993,193

Capital Markets—1.4%
AlTi Global, Inc. (a)	7,628	66,821
Artisan Partners Asset Management, Inc. - Class A (b)	20,274	895,705
AssetMark Financial Holdings, Inc. (a)	7,299	218,605
B Riley Financial, Inc. (b)	6,563	137,757
BGC Group, Inc. - Class A (b)	119,269	861,122
Brightsphere Investment Group, Inc.	11,092	212,523
Cohen & Steers, Inc. (b)	8,580	649,763
Diamond Hill Investment Group, Inc. (b)	815	134,956
Donnelley Financial Solutions, Inc. (a)	8,485	529,209
Forge Global Holdings, Inc. (a)	38,711	132,779
GCM Grosvenor, Inc. - Class A (b)	15,754	141,156
Hamilton Lane, Inc. - Class A	12,121	1,375,006
Moelis & Co. - Class A (b)	22,432	1,259,108
Open Lending Corp. - Class A (a)	33,748	287,196
P10, Inc. - Class A (b)	14,767	150,919
Patria Investments Ltd. - Class A (b)	18,491	286,795
Perella Weinberg Partners (b)	13,187	161,277
Piper Sandler Cos.	5,754	1,006,202
PJT Partners, Inc. - Class A (b)	7,903	805,079
Silvercrest Asset Management Group, Inc. - Class A	3,311	56,287
StepStone Group, Inc. - Class A	18,138	577,333
StoneX Group, Inc. (a)	8,695	641,952
Victory Capital Holdings, Inc. - Class A	9,416	324,287

Capital Markets—(Continued)
Virtus Investment Partners, Inc.	2,293	554,356
WisdomTree, Inc.	46,043	319,078

		11,785,271

Chemicals—1.8%
AdvanSix, Inc.	9,088	272,277
American Vanguard Corp.	7,328	80,388
Aspen Aerogels, Inc. (a) (b)	17,010	268,418
Avient Corp.	30,374	1,262,647
Balchem Corp.	10,637	1,582,254
Cabot Corp. (b)	18,488	1,543,748
Core Molding Technologies, Inc. (a)	2,627	48,678
Ecovyst, Inc. (a)	31,973	312,376
Hawkins, Inc.	6,554	461,533
HB Fuller Co.	17,873	1,455,041
Ingevity Corp. (a)	11,894	561,635
Innospec, Inc.	8,439	1,040,022
Intrepid Potash, Inc. (a) (b)	3,574	85,383
Koppers Holdings, Inc.	6,870	351,881
Kronos Worldwide, Inc. (b)	7,992	79,440
Livent Corp. (a) (b)	60,538	1,088,473
LSB Industries, Inc. (a)	18,486	172,105
Mativ Holdings, Inc. (b)	18,543	283,893
Minerals Technologies, Inc.	11,123	793,181
Orion SA (b)	18,831	522,184
Perimeter Solutions SA (a)	53,195	244,697
PureCycle Technologies, Inc. (a) (b)	39,340	159,327
Quaker Chemical Corp.	4,562	973,622
Rayonier Advanced Materials, Inc. (a)	21,520	87,156
Sensient Technologies Corp.	13,890	916,740
Stepan Co.	7,227	683,313
Trinseo PLC	12,474	104,407
Tronox Holdings PLC (b)	37,491	530,873

		15,965,692

Commercial Services & Supplies—1.5%
ABM Industries, Inc.	22,236	996,840
ACCO Brands Corp.	30,953	188,194
ACV Auctions, Inc. - Class A (a) (b)	42,821	648,738
Aris Water Solutions, Inc. - Class A	10,439	87,583
BrightView Holdings, Inc. (a)	13,931	117,299
Brink’s Co.	15,273	1,343,260
Casella Waste Systems, Inc. - Class A (a) (b)	18,858	1,611,605
CECO Environmental Corp. (a)	9,985	202,496
Cimpress PLC (a)	6,001	480,380
CoreCivic, Inc. (a) (b)	37,336	542,492
Deluxe Corp. (b)	14,396	308,794
Ennis, Inc.	9,011	197,431
Enviri Corp. (a) (b)	26,422	237,798
GEO Group, Inc. (a) (b)	40,071	433,969
Healthcare Services Group, Inc. (a)	24,352	252,530
HNI Corp.	15,255	638,117
Interface, Inc.	19,325	243,882
Liquidity Services, Inc. (a)	7,856	135,202
Matthews International Corp. - Class A	9,973	365,510
MillerKnoll, Inc.	24,387	650,645

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Montrose Environmental Group, Inc. (a)	9,033	$290,230
OPENLANE, Inc. (a) (b)	36,524	540,920
Performant Financial Corp. (a) (b)	22,685	70,891
Pitney Bowes, Inc. (b)	58,239	256,252
Quad/Graphics, Inc. (a)	10,673	57,848
SP Plus Corp. (a)	6,829	349,986
Steelcase, Inc. - Class A	29,276	395,812
UniFirst Corp.	5,018	917,842
Viad Corp. (a)	6,618	239,572
VSE Corp. (b)	4,282	276,660

		13,078,778

Communications Equipment—0.6%
ADTRAN Holdings, Inc.	25,898	190,091
Aviat Networks, Inc. (a)	3,608	117,837
Calix, Inc. (a)	19,781	864,232
Clearfield, Inc. (a) (b)	4,399	127,923
CommScope Holding Co., Inc. (a)	69,077	194,797
Comtech Telecommunications Corp.	9,651	81,358
Digi International, Inc. (a)	11,390	296,140
Extreme Networks, Inc. (a)	43,045	759,314
Harmonic, Inc. (a) (b)	36,946	481,776
Infinera Corp. (a) (b)	62,963	299,074
NETGEAR, Inc. (a)	10,251	149,460
NetScout Systems, Inc. (a)	22,412	491,943
Ribbon Communications, Inc. (a)	24,571	71,256
Viavi Solutions, Inc. (a)	73,717	742,330

		4,867,531

Construction & Engineering—1.6%
Ameresco, Inc. - Class A (a) (b)	10,710	339,186
API Group Corp. (a)	70,149	2,427,156
Arcosa, Inc.	16,119	1,332,074
Argan, Inc.	4,530	211,959
Bowman Consulting Group Ltd. (a)	3,487	123,858
Comfort Systems USA, Inc.	11,863	2,439,863
Concrete Pumping Holdings, Inc. (a)	8,982	73,652
Construction Partners, Inc. - Class A (a)	13,715	596,877
Dycom Industries, Inc. (a) (b)	9,366	1,077,933
Fluor Corp. (a)	47,959	1,878,554
Granite Construction, Inc. (b)	14,748	750,083
Great Lakes Dredge & Dock Corp. (a)	21,996	168,929
IES Holdings, Inc. (a)	2,867	227,124
Limbach Holdings, Inc. (a)	3,105	141,184
MYR Group, Inc. (a)	5,521	798,502
Northwest Pipe Co. (a)	3,497	105,819
Primoris Services Corp.	17,171	570,249
Sterling Infrastructure, Inc. (a)	9,847	865,847
Tutor Perini Corp. (a) (b)	14,544	132,351

		14,261,200

Construction Materials—0.3%
Knife River Corp. (a)	18,996	1,257,156
Summit Materials, Inc. - Class A (a)	40,081	1,541,515

Construction Materials—(Continued)
U.S. Lime & Minerals, Inc. (b)	743	171,150

		2,969,821

Consumer Finance—0.8%
Atlanticus Holdings Corp. (a) (b)	1,591	61,524
Bread Financial Holdings, Inc.	16,854	555,171
Encore Capital Group, Inc. (a)	7,642	387,831
Enova International, Inc. (a)	10,006	553,932
FirstCash Holdings, Inc.	12,699	1,376,445
Green Dot Corp. - Class A (a)	15,976	158,162
LendingClub Corp. (a)	34,752	303,732
LendingTree, Inc. (a)	2,891	87,655
Navient Corp.	28,893	537,988
Nelnet, Inc. - Class A	4,303	379,611
NerdWallet, Inc. - Class A (a) (b)	11,864	174,638
PRA Group, Inc. (a)	12,838	336,356
PROG Holdings, Inc. (a) (b)	14,229	439,818
Regional Management Corp.	3,196	80,156
Upstart Holdings, Inc. (a) (b)	24,285	992,285
World Acceptance Corp. (a) (b)	1,225	159,899

		6,585,203

Consumer Staples Distribution & Retail—0.5%
Andersons, Inc.	10,418	599,452
Chefs’ Warehouse, Inc. (a) (b)	11,522	339,092
HF Foods Group, Inc. (a) (b)	13,686	73,083
Ingles Markets, Inc. - Class A	4,911	424,163
Natural Grocers by Vitamin Cottage, Inc.	3,115	49,840
PriceSmart, Inc.	8,107	614,348
SpartanNash Co. (b)	10,739	246,460
Sprouts Farmers Market, Inc. (a) (b)	33,660	1,619,383
United Natural Foods, Inc. (a)	20,059	325,558
Village Super Market, Inc. - Class A (b)	2,910	76,329
Weis Markets, Inc. (b)	5,704	364,828

		4,732,536

Containers & Packaging—0.3%
Greif, Inc. - Class A (b)	8,109	531,869
Greif, Inc. - Class B	1,893	124,957
Myers Industries, Inc.	11,721	229,146
O-I Glass, Inc. (a) (b)	51,220	838,984
Pactiv Evergreen, Inc.	13,836	189,692
Ranpak Holdings Corp. (a)	12,914	75,159
TriMas Corp. (b)	14,122	357,710

		2,347,517

Distributors—0.0%
Weyco Group, Inc.	2,058	64,539

Diversified Consumer Services—1.2%
Adtalem Global Education, Inc. (a)	13,250	781,087
Carriage Services, Inc.	4,082	102,091
Chegg, Inc. (a)	37,722	428,522
Coursera, Inc. (a) (b)	43,951	851,331
Duolingo, Inc. (a)	9,754	2,212,695

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
European Wax Center, Inc. - Class A (a) (b)	11,678	$158,704
Frontdoor, Inc. (a)	26,761	942,522
Graham Holdings Co. - Class B	1,196	833,038
Laureate Education, Inc.	43,993	603,144
Lincoln Educational Services Corp. (a)	8,074	81,063
Nerdy, Inc. (a)	20,830	71,447
OneSpaWorld Holdings Ltd. (a)	27,979	394,504
Perdoceo Education Corp.	21,331	374,572
Rover Group, Inc. (a)	34,168	371,748
Strategic Education, Inc.	7,318	675,964
Stride, Inc. (a)	14,188	842,342
Udemy, Inc. (a) (b)	29,152	429,409
Universal Technical Institute, Inc. (a)	11,334	141,902
WW International, Inc. (a)	18,762	164,167

		10,460,252

Diversified REITs—0.6%
Alexander & Baldwin, Inc.	23,869	453,988
Alpine Income Property Trust, Inc. (b)	4,463	75,469
American Assets Trust, Inc.	15,450	347,780
Armada Hoffler Properties, Inc.	22,515	278,511
Broadstone Net Lease, Inc.	63,286	1,089,785
CTO Realty Growth, Inc.	7,674	132,990
Empire State Realty Trust, Inc. - Class A (b)	44,942	435,488
Essential Properties Realty Trust, Inc. (b)	52,120	1,332,187
Gladstone Commercial Corp. (b)	13,245	175,364
Global Net Lease, Inc. (b)	64,704	643,805
NexPoint Diversified Real Estate Trust	10,966	87,180
One Liberty Properties, Inc. (b)	5,452	119,453

		5,172,000

Diversified Telecommunication Services—0.5%
Anterix, Inc. (a)	4,294	143,076
AST SpaceMobile, Inc. (a) (b)	28,234	170,251
ATN International, Inc. (b)	3,399	132,459
Bandwidth, Inc. - Class A (a)	8,108	117,323
Cogent Communications Holdings, Inc.	14,461	1,099,904
Consolidated Communications Holdings, Inc. (a)	25,181	109,537
EchoStar Corp. - Class A (a)	40,964	678,773
Globalstar, Inc. (a) (b)	230,488	447,147
IDT Corp. - Class B (a)	5,006	170,655
Liberty Latin America Ltd. - Class A (a)	13,149	96,119
Liberty Latin America Ltd. - Class C (a)	47,385	347,806
Lumen Technologies, Inc. (a) (b)	337,829	618,227
Ooma, Inc. (a)	8,609	92,375
Shenandoah Telecommunications Co.	16,904	365,464

		4,589,116

Electric Utilities—0.7%
ALLETE, Inc.	19,317	1,181,428
Genie Energy Ltd. - Class B (b)	6,623	186,305
MGE Energy, Inc.	12,023	869,383
Otter Tail Corp. (b)	13,613	1,156,697
PNM Resources, Inc.	28,574	1,188,678

Electric Utilities—(Continued)
Portland General Electric Co.	33,818	1,465,672

		6,048,163

Electrical Equipment—1.3%
Allient, Inc.	4,654	140,597
Array Technologies, Inc. (a) (b)	51,455	864,444
Atkore, Inc. (a) (b)	12,607	2,017,120
Blink Charging Co. (a)	18,524	62,796
Bloom Energy Corp. - Class A (a) (b)	64,618	956,346
Encore Wire Corp. (b)	5,006	1,069,282
Energy Vault Holdings, Inc. (a) (b)	34,455	80,280
EnerSys	13,837	1,396,984
Enovix Corp. (a) (b)	46,168	578,023
Eos Energy Enterprises, Inc. (a) (b)	37,219	40,569
Fluence Energy, Inc. (a) (b)	19,348	461,450
FuelCell Energy, Inc. (a)	151,705	242,728
GrafTech International Ltd. (b)	65,339	143,092
LSI Industries, Inc. (b)	8,816	124,129
NEXTracker, Inc. - Class A (a) (b)	16,690	781,927
NuScale Power Corp. (a) (b)	18,459	60,730
Powell Industries, Inc.	3,142	277,753
Preformed Line Products Co.	876	117,261
SES AI Corp. (a) (b)	43,748	80,059
Shoals Technologies Group, Inc. - Class A (a) (b)	57,645	895,803
Stem, Inc. (a) (b)	49,764	193,084
SunPower Corp. (a) (b)	27,543	133,033
Thermon Group Holdings, Inc. (a)	11,598	377,747
TPI Composites, Inc. (a) (b)	14,105	58,395
Vicor Corp. (a) (b)	7,241	325,411

		11,479,043

Electronic Equipment, Instruments & Components—2.6%
908 Devices, Inc. (a) (b)	7,715	86,562
Advanced Energy Industries, Inc. (b)	12,508	1,362,371
Arlo Technologies, Inc. (a)	29,346	279,374
Badger Meter, Inc. (b)	9,792	1,511,591
Bel Fuse, Inc. - Class B	3,517	234,830
Belden, Inc.	14,345	1,108,151
Benchmark Electronics, Inc.	12,513	345,859
Climb Global Solutions, Inc. (b)	1,406	77,091
CTS Corp. (b)	10,302	450,610
Daktronics, Inc. (a)	13,182	111,783
ePlus, Inc. (a)	8,957	715,127
Evolv Technologies Holdings, Inc. (a) (b)	38,404	181,267
Fabrinet (a) (b)	12,219	2,325,642
FARO Technologies, Inc. (a)	6,602	148,743
Insight Enterprises, Inc. (a) (b) (c)	9,628	1,705,985
Iteris, Inc. (a) (b)	14,459	75,187
Itron, Inc. (a) (b)	15,278	1,153,642
Kimball Electronics, Inc. (a)	7,836	211,180
Knowles Corp. (a)	30,951	554,332
Lightwave Logic, Inc. (a) (b)	39,253	195,480
Luna Innovations, Inc. (a) (b)	10,812	71,900
Methode Electronics, Inc.	12,060	274,124
MicroVision, Inc. (a) (b)	56,055	149,106
Mirion Technologies, Inc. (a) (b)	67,650	693,413

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Napco Security Technologies, Inc.	10,591	$362,742
nLight, Inc. (a) (b)	14,866	200,691
Novanta, Inc. (a)	11,932	2,009,468
OSI Systems, Inc. (a)	5,288	682,416
Ouster, Inc. (a)	1	8
PAR Technology Corp. (a) (b)	8,919	388,333
PC Connection, Inc.	3,547	238,394
Plexus Corp. (a) (c)	9,231	998,148
Richardson Electronics Ltd.	4,045	54,001
Rogers Corp. (a)	5,809	767,195
Sanmina Corp. (a)	19,251	988,924
ScanSource, Inc. (a)	8,101	320,881
SmartRent, Inc. (a) (b)	62,929	200,744
TTM Technologies, Inc. (a)	34,551	546,251
Vishay Intertechnology, Inc. (b)	43,569	1,044,349
Vishay Precision Group, Inc. (a)	4,194	142,890
Vuzix Corp. (a) (b)	20,511	42,765

		23,011,550

Energy Equipment & Services—2.3%
Archrock, Inc.	45,405	699,237
Atlas Energy Solutions, Inc. (b)	5,687	97,930
Borr Drilling Ltd. (a) (b)	77,288	568,840
Bristow Group, Inc. (a) (b)	8,308	234,867
Cactus, Inc. - Class A (b)	21,686	984,545
ChampionX Corp. (b)	65,067	1,900,607
Core Laboratories, Inc. (b)	15,744	278,039
Diamond Offshore Drilling, Inc. (a)	35,307	458,991
DMC Global, Inc. (a) (b)	6,765	127,317
Dril-Quip, Inc. (a)	11,785	274,237
Expro Group Holdings NV (a)	29,203	464,912
Forum Energy Technologies, Inc. (a)	3,314	73,471
Helix Energy Solutions Group, Inc. (a) (b)	48,941	503,114
Helmerich & Payne, Inc. (b)	32,515	1,177,693
KLX Energy Services Holdings, Inc. (a)	4,320	48,643
Kodiak Gas Services, Inc.	5,429	109,014
Liberty Energy, Inc. (b)	55,206	1,001,437
Nabors Industries Ltd. (a) (b)	3,057	249,543
Newpark Resources, Inc. (a)	22,736	150,967
Noble Corp. PLC (b)	37,608	1,811,201
Oceaneering International, Inc. (a)	33,608	715,178
Oil States International, Inc. (a)	20,142	136,764
Patterson-UTI Energy, Inc.	118,068	1,275,135
ProFrac Holding Corp. - Class A (a) (b)	8,200	69,536
ProPetro Holding Corp. (a)	33,144	277,747
Ranger Energy Services, Inc.	5,274	53,953
RPC, Inc. (b)	28,422	206,912
SEACOR Marine Holdings, Inc. (a)	8,136	102,432
Seadrill Ltd. (a)	17,044	805,840
Select Water Solutions, Inc.	28,634	217,332
Solaris Oilfield Infrastructure, Inc. - Class A	10,753	85,594
TETRA Technologies, Inc. (a) (b)	42,249	190,966
Tidewater, Inc. (a)	15,690	1,131,406
U.S. Silica Holdings, Inc. (a)	25,504	288,450
Valaris Ltd. (a)	20,427	1,400,679

Energy Equipment & Services—(Continued)
Weatherford International PLC (a)	23,800	2,328,354

		20,500,883

Entertainment—0.4%
Atlanta Braves Holdings, Inc. - Class A (a) (b)	3,713	158,842
Atlanta Braves Holdings, Inc. - Class C (a)	15,245	603,397
Cinemark Holdings, Inc. (a) (b)	37,384	526,741
IMAX Corp. (a)	15,913	239,013
Lions Gate Entertainment Corp. - Class A (a) (b)	20,369	222,022
Lions Gate Entertainment Corp. - Class B (a)	39,080	398,225
Madison Square Garden Entertainment Corp. (a)	14,606	464,325
Marcus Corp. (b)	8,228	119,964
Playstudios, Inc. (a) (b)	28,794	78,032
Reservoir Media, Inc. (a) (b)	7,562	53,917
Sphere Entertainment Co. (a)	9,098	308,968
Vivid Seats, Inc. - Class A (a)	9,790	61,873

		3,235,319

Financial Services—2.3%
A-Mark Precious Metals, Inc. (b)	6,654	201,283
Acacia Research Corp. (a) (b)	12,842	50,341
Alerus Financial Corp.	6,186	138,505
AvidXchange Holdings, Inc. (a) (b)	50,990	631,766
Banco Latinoamericano de Comercio Exterior SA	9,691	239,755
Cannae Holdings, Inc. (a)	23,433	457,178
Cantaloupe, Inc. (a)	19,393	143,702
Cass Information Systems, Inc.	4,551	205,023
Compass Diversified Holdings	20,864	468,397
Enact Holdings, Inc. (b)	10,654	307,794
Essent Group Ltd.	35,218	1,857,397
EVERTEC, Inc.	21,949	898,592
Federal Agricultural Mortgage Corp. - Class C	3,118	596,224
Flywire Corp. (a)	35,628	824,788
I3 Verticals, Inc. - Class A (a)	7,082	149,926
International Money Express, Inc. (a)	11,455	253,041
Jackson Financial, Inc. - Class A	27,422	1,404,006
Marqeta, Inc. - Class A (a)	165,082	1,152,272
Merchants Bancorp	4,926	209,749
Mr. Cooper Group, Inc. (a)	21,652	1,409,978
NewtekOne, Inc.	8,049	111,076
NMI Holdings, Inc. - Class A (a)	26,298	780,525
Ocwen Financial Corp. (a) (b)	2,204	67,795
Pagseguro Digital Ltd. - Class A (a)	66,936	834,692
Payoneer Global, Inc. (a) (b)	89,672	467,191
Paysafe Ltd. (a) (b)	9,881	126,378
PennyMac Financial Services, Inc. (b)	8,464	747,964
Radian Group, Inc.	51,613	1,473,551
Remitly Global, Inc. (a)	43,850	851,567
Repay Holdings Corp. (a)	27,716	236,695
StoneCo Ltd. - Class A (a) (b)	97,618	1,760,052
Velocity Financial, Inc. (a)	2,976	51,247
Walker & Dunlop, Inc.	10,685	1,186,142
Waterstone Financial, Inc. (b)	5,854	83,127

		20,377,719

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—0.9%
Alico, Inc. (b)	2,158	$62,755
B&G Foods, Inc. (b)	23,543	247,202
Beyond Meat, Inc. (a) (b)	20,671	183,972
BRC, Inc. - Class A (a) (b)	10,280	37,316
Cal-Maine Foods, Inc.	13,652	783,488
Calavo Growers, Inc.	5,820	171,166
Dole PLC (b)	24,276	298,352
Fresh Del Monte Produce, Inc.	11,441	300,326
Hain Celestial Group, Inc. (a)	30,259	331,336
J & J Snack Foods Corp.	4,986	833,360
J.M. Smucker Co.	1	126
John B Sanfilippo & Son, Inc.	3,011	310,253
Lancaster Colony Corp. (b)	6,596	1,097,508
Limoneira Co. (b)	5,916	122,047
Mission Produce, Inc. (a) (b)	15,099	152,349
Seneca Foods Corp. - Class A (a)	1,733	90,879
Simply Good Foods Co. (a) (b)	29,956	1,186,258
Sovos Brands, Inc. (a) (b)	18,682	411,565
SunOpta, Inc. (a) (b)	34,321	187,736
TreeHouse Foods, Inc. (a)	17,110	709,210
Utz Brands, Inc. (b)	24,385	396,012
Vital Farms, Inc. (a)	9,557	149,949
Westrock Coffee Co. (a)	9,879	100,865

		8,164,030

Gas Utilities—0.9%
Brookfield Infrastructure Corp. - Class A (b)	39,846	1,405,767
Chesapeake Utilities Corp.	7,238	764,550
New Jersey Resources Corp.	32,290	1,439,488
Northwest Natural Holding Co.	12,039	468,799
ONE Gas, Inc. (b)	18,506	1,179,203
RGC Resources, Inc. (b)	2,683	54,572
Southwest Gas Holdings, Inc.	20,712	1,312,105
Spire, Inc.	17,280	1,077,235

		7,701,719

Ground Transportation—0.5%
ArcBest Corp.	7,998	961,440
Covenant Logistics Group, Inc.	3,144	144,750
Daseke, Inc. (a)	13,563	109,860
FTAI Infrastructure, Inc. (b)	34,332	133,552
Heartland Express, Inc.	15,734	224,367
Marten Transport Ltd.	19,045	399,564
PAM Transportation Services, Inc. (a)	2,312	48,043
RXO, Inc. (a) (b)	39,143	910,466
TuSimple Holdings, Inc. - Class A (a)	51,959	45,610
Universal Logistics Holdings, Inc. (b)	2,513	70,414
Werner Enterprises, Inc.	20,993	889,473

		3,937,539

Health Care Equipment & Supplies—2.7%
Accuray, Inc. (a) (b)	31,442	88,981
Alphatec Holdings, Inc. (a)	30,944	467,564
AngioDynamics, Inc. (a)	12,161	95,342
Artivion, Inc. (a) (b)	12,730	227,612

Health Care Equipment & Supplies—(Continued)
AtriCure, Inc. (a)	15,592	556,478
Atrion Corp. (b)	495	187,501
Avanos Medical, Inc. (a)	15,903	356,704
Axogen, Inc. (a)	14,840	101,357
Axonics, Inc. (a) (b)	16,781	1,044,282
Butterfly Network, Inc. (a) (b)	48,574	52,460
Cerus Corp. (a) (b)	58,541	126,449
ClearPoint Neuro, Inc. (a)	7,794	52,921
CONMED Corp. (b)	10,280	1,125,763
CVRx, Inc. (a)	4,000	125,760
Embecta Corp.	19,687	372,675
Glaukos Corp. (a) (b)	15,717	1,249,344
Haemonetics Corp. (a)	17,072	1,459,827
Inari Medical, Inc. (a) (b)	17,887	1,161,224
Inmode Ltd. (a)	26,069	579,775
Inogen, Inc. (a) (b)	7,987	43,849
Integer Holdings Corp. (a)	10,999	1,089,781
iRadimed Corp.	2,491	118,248
iRhythm Technologies, Inc. (a)	10,140	1,085,386
Lantheus Holdings, Inc. (a)	22,726	1,409,012
LeMaitre Vascular, Inc.	6,627	376,149
LivaNova PLC (a)	18,448	954,499
Merit Medical Systems, Inc. (a)	19,064	1,448,101
Nano-X Imaging Ltd. (a) (b)	15,150	96,505
Neogen Corp. (a) (b)	73,130	1,470,644
Nevro Corp. (a)	12,102	260,435
Omnicell, Inc. (a)	14,912	561,139
OraSure Technologies, Inc. (a)	28,635	234,807
Orthofix Medical, Inc. (a)	12,079	162,825
OrthoPediatrics Corp. (a) (b)	5,617	182,609
Outset Medical, Inc. (a)	16,994	91,938
Paragon 28, Inc. (a) (b)	16,207	201,453
PROCEPT BioRobotics Corp. (a)	13,572	568,802
Pulmonx Corp. (a) (b)	12,235	155,996
Pulse Biosciences, Inc. (a) (b)	5,792	70,894
RxSight, Inc. (a)	9,234	372,315
Sanara Medtech, Inc. (a) (b)	1,366	56,143
Semler Scientific, Inc. (a)	1,835	81,272
SI-BONE, Inc. (a)	13,425	281,791
Silk Road Medical, Inc. (a) (b)	12,651	155,228
STAAR Surgical Co. (a) (b)	16,470	514,029
Surmodics, Inc. (a) (b)	4,747	172,553
Tactile Systems Technology, Inc. (a)	7,825	111,897
TransMedics Group, Inc. (a) (b)	10,461	825,687
Treace Medical Concepts, Inc. (a)	15,308	195,177
UFP Technologies, Inc. (a)	2,379	409,283
Utah Medical Products, Inc.	1,293	108,896
Varex Imaging Corp. (a) (b)	12,322	252,601
Zimvie, Inc. (a)	7,676	136,249
Zynex, Inc. (a) (b)	7,718	84,049

		23,772,261

Health Care Providers & Services—2.4%
23andMe Holding Co. - Class A (a) (b)	89,589	81,840
Accolade, Inc. (a)	22,370	268,664
AdaptHealth Corp. (a) (b)	32,179	234,585

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Addus HomeCare Corp. (a)	5,248	$487,277
Agiliti, Inc. (a) (b)	9,835	77,893
Alignment Healthcare, Inc. (a)	27,227	234,424
AMN Healthcare Services, Inc. (a) (b)	12,730	953,222
Apollo Medical Holdings, Inc. (a) (b)	14,378	550,677
Brookdale Senior Living, Inc. (a)	63,084	367,149
Castle Biosciences, Inc. (a)	7,804	168,410
Community Health Systems, Inc. (a) (b)	45,180	141,413
CorVel Corp. (a) (b)	2,945	728,033
Cross Country Healthcare, Inc. (a) (b)	10,985	248,700
DocGo, Inc. (a) (b)	28,630	160,042
Enhabit, Inc. (a) (b)	17,210	178,124
Ensign Group, Inc.	18,227	2,045,252
Fulgent Genetics, Inc. (a) (b)	7,417	214,425
Guardant Health, Inc. (a) (b)	37,275	1,008,289
HealthEquity, Inc. (a)	28,184	1,868,599
Hims & Hers Health, Inc. (a)	43,355	385,859
InfuSystem Holdings, Inc. (a) (b)	6,159	64,916
Invitae Corp. (a) (b)	83,096	52,085
Joint Corp. (a) (b)	5,088	48,896
LifeStance Health Group, Inc. (a) (b)	36,004	281,911
ModivCare, Inc. (a)	4,229	186,034
National HealthCare Corp.	4,199	388,072
National Research Corp.	4,600	181,976
NeoGenomics, Inc. (a) (b)	42,888	693,928
OPKO Health, Inc. (a) (b)	136,839	206,627
Option Care Health, Inc. (a)	56,818	1,914,198
Owens & Minor, Inc. (a) (b)	24,268	467,644
Patterson Cos., Inc.	29,387	836,060
Pediatrix Medical Group, Inc. (a) (b)	28,941	269,151
Pennant Group, Inc. (a)	11,360	158,131
PetIQ, Inc. (a)	9,493	187,487
Privia Health Group, Inc. (a) (b)	37,190	856,486
Progyny, Inc. (a)	26,342	979,396
Quipt Home Medical Corp. (a)	14,235	72,456
RadNet, Inc. (a) (b)	19,948	693,592
Select Medical Holdings Corp.	35,092	824,662
Surgery Partners, Inc. (a)	25,332	810,371
U.S. Physical Therapy, Inc.	4,906	456,945
Viemed Healthcare, Inc. (a)	11,513	90,377

		21,124,278

Health Care REITs—0.6%
CareTrust REIT, Inc.	33,166	742,255
Community Healthcare Trust, Inc.	8,914	237,469
Diversified Healthcare Trust (b)	80,864	302,431
Global Medical REIT, Inc. (b)	21,232	235,675
LTC Properties, Inc.	13,796	443,128
National Health Investors, Inc. (b)	14,087	786,759
Physicians Realty Trust	79,908	1,063,575
Sabra Health Care REIT, Inc.	76,355	1,089,586
Universal Health Realty Income Trust (b)	4,263	184,375

		5,085,253

Health Care Technology—0.5%
American Well Corp. - Class A (a)	84,042	125,223
Computer Programs & Systems, Inc. (a)	4,524	50,669
Definitive Healthcare Corp. (a) (b)	15,540	154,468
Evolent Health, Inc. - Class A (a)	36,933	1,219,897
Health Catalyst, Inc. (a)	17,486	161,920
HealthStream, Inc.	9,080	245,432
Multiplan Corp. (a) (b)	134,034	193,009
OptimizeRx Corp. (a) (b)	5,787	82,812
Phreesia, Inc. (a)	17,014	393,874
Schrodinger, Inc. (a) (b)	18,164	650,271
Sharecare, Inc. (a) (b)	103,262	111,523
Simulations Plus, Inc. (b)	5,451	243,932
Veradigm, Inc. (a)	38,376	402,564

		4,035,594

Hotel & Resort REITs—0.9%
Apple Hospitality REIT, Inc. (b)	71,063	1,180,356
Braemar Hotels & Resorts, Inc. (b)	21,960	54,900
Chatham Lodging Trust	16,628	178,252
DiamondRock Hospitality Co. (b)	70,693	663,807
Pebblebrook Hotel Trust (b)	40,264	643,419
RLJ Lodging Trust	53,050	621,746
Ryman Hospitality Properties, Inc.	19,431	2,138,576
Service Properties Trust (b)	55,359	472,766
Summit Hotel Properties, Inc.	35,386	237,794
Sunstone Hotel Investors, Inc. (b)	70,253	753,815
Xenia Hotels & Resorts, Inc. (b)	34,808	474,085

		7,419,516

Hotels, Restaurants & Leisure—2.1%
Accel Entertainment, Inc. (a)	16,295	167,350
Bally’s Corp. (a) (b)	8,988	125,293
Biglari Holdings, Inc. - Class B (a)	261	43,047
BJ’s Restaurants, Inc. (a)	7,697	277,169
Bloomin’ Brands, Inc. (b)	29,104	819,278
Bluegreen Vacations Holding Corp.	3,848	289,062
Bowlero Corp. - Class A (a) (b)	6,169	87,353
Brinker International, Inc. (a)	14,683	634,012
Carrols Restaurant Group, Inc.	12,485	98,382
Century Casinos, Inc. (a)	9,899	48,307
Cheesecake Factory, Inc. (b)	16,444	575,704
Chuy’s Holdings, Inc. (a)	6,087	232,706
Cracker Barrel Old Country Store, Inc. (b)	7,474	576,096
Dave & Buster’s Entertainment, Inc. (a)	12,109	652,070
Denny’s Corp. (a) (b)	18,929	205,947
Dine Brands Global, Inc.	5,258	261,060
El Pollo Loco Holdings, Inc. (a)	9,682	85,395
Everi Holdings, Inc. (a)	28,749	324,001
First Watch Restaurant Group, Inc. (a) (b)	7,697	154,710
Full House Resorts, Inc. (a) (b)	11,840	63,581
Global Business Travel Group I (a)	11,339	73,136
Golden Entertainment, Inc. (b)	7,102	283,583
Hilton Grand Vacations, Inc. (a)	26,334	1,058,100
Inspired Entertainment, Inc. (a)	7,791	76,975
International Game Technology PLC	36,432	998,601
Jack in the Box, Inc. (b)	6,636	541,697

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Krispy Kreme, Inc. (b)	29,632	$447,147
Kura Sushi USA, Inc. - Class A (a) (b)	1,965	149,340
Life Time Group Holdings, Inc. (a) (b)	15,138	228,281
Light & Wonder, Inc. (a)	30,631	2,515,111
Lindblad Expeditions Holdings, Inc. (a)	10,934	123,226
Monarch Casino & Resort, Inc.	4,396	303,983
Mondee Holdings, Inc. (a) (b)	15,659	43,219
Nathan’s Famous, Inc.	956	74,578
Noodles & Co. (a)	13,880	43,722
ONE Group Hospitality, Inc. (a) (b)	7,883	48,244
Papa John’s International, Inc. (b)	10,995	838,149
PlayAGS, Inc. (a)	12,538	105,695
Portillo’s, Inc. - Class A (a)	14,432	229,902
Potbelly Corp. (a)	8,856	92,279
RCI Hospitality Holdings, Inc. (b)	2,918	193,347
Red Robin Gourmet Burgers, Inc. (a) (b)	5,385	67,151
Red Rock Resorts, Inc. - Class A (b)	15,880	846,880
Rush Street Interactive, Inc. (a)	21,900	98,331
Sabre Corp. (a)	109,871	483,432
SeaWorld Entertainment, Inc. (a)	12,173	643,100
Shake Shack, Inc. - Class A (a)	12,560	930,947
Six Flags Entertainment Corp. (a)	24,247	608,115
Super Group SGHC Ltd. (a) (b)	46,750	148,197
Sweetgreen, Inc. - Class A (a) (b)	32,761	370,199
Target Hospitality Corp. (a)	10,601	103,148
Xponential Fitness, Inc. - Class A (a) (b)	8,434	108,714

		18,597,052

Household Durables—2.3%
Beazer Homes USA, Inc. (a)	9,853	332,933
Cavco Industries, Inc. (a) (b)	2,935	1,017,330
Century Communities, Inc.	9,541	869,567
Cricut, Inc. - Class A (b)	16,270	107,219
Dream Finders Homes, Inc. - Class A (a) (b)	8,135	289,037
Ethan Allen Interiors, Inc. (b)	7,632	243,613
GoPro, Inc. - Class A (a) (b)	43,896	152,319
Green Brick Partners, Inc. (a)	8,847	459,513
Helen of Troy Ltd. (a) (b)	8,022	969,138
Hooker Furnishings Corp. (b)	3,731	97,305
Hovnanian Enterprises, Inc. - Class A (a) (b)	1,523	237,009
Installed Building Products, Inc. (b)	7,945	1,452,505
iRobot Corp. (a) (b)	8,888	343,966
KB Home	23,414	1,462,438
La-Z-Boy, Inc.	14,484	534,749
Landsea Homes Corp. (a)	7,257	95,357
Legacy Housing Corp. (a)	3,039	76,644
LGI Homes, Inc. (a) (b)	6,929	922,666
Lovesac Co. (a)	4,517	115,409
M/I Homes, Inc. (a)	9,009	1,240,900
MDC Holdings, Inc.	19,668	1,086,657
Meritage Homes Corp. (c)	12,017	2,093,361
Skyline Champion Corp. (a)	17,689	1,313,585
Snap One Holdings Corp. (a) (b)	5,851	52,132
Sonos, Inc. (a) (b)	41,381	709,270
Taylor Morrison Home Corp. (a)	34,496	1,840,362
Tri Pointe Homes, Inc. (a)	32,041	1,134,251

Household Durables—(Continued)
Vizio Holding Corp. - Class A (a)	24,137	185,855
VOXX International Corp. (a)	4,092	43,703
Worthington Enterprises, Inc.	10,048	578,262

		20,057,055

Household Products—0.3%
Central Garden & Pet Co. (Non-Voting Shares) - Class A (a)	13,396	589,960
Central Garden & Pet Co. (Voting Shares) (a) (b)	3,370	168,870
Energizer Holdings, Inc. (b)	23,993	760,098
Oil-Dri Corp. of America	1,659	111,286
WD-40 Co. (b)	4,496	1,074,859

		2,705,073

Independent Power and Renewable Electricity Producers—0.3%
Altus Power, Inc. (a) (b)	22,201	151,633
Montauk Renewables, Inc. (a)	22,642	201,740
Ormat Technologies, Inc. (b)	17,929	1,358,839
Sunnova Energy International, Inc. (a) (b)	35,349	539,072

		2,251,284

Industrial Conglomerates—0.0%
Brookfield Business Corp. - Class A	9,192	213,990

Industrial REITs—0.5%
Innovative Industrial Properties, Inc.	9,335	941,155
LXP Industrial Trust (b)	97,303	965,246
Plymouth Industrial REIT, Inc. (b)	14,464	348,148
Terreno Realty Corp.	27,441	1,719,727

		3,974,276

Insurance—1.7%
Ambac Financial Group, Inc. (a)	15,807	260,499
American Coastal Insurance Corp. - Class C (a) (b)	6,686	63,250
American Equity Investment Life Holding Co. (a)	26,105	1,456,659
AMERISAFE, Inc. (b)	6,171	288,679
BRP Group, Inc. - Class A (a) (b)	20,510	492,650
CNO Financial Group, Inc.	37,094	1,034,923
Crawford & Co. - Class A	5,003	65,940
Donegal Group, Inc. - Class A (b)	5,184	72,524
eHealth, Inc. (a)	8,539	74,460
Employers Holdings, Inc.	8,580	338,052
Enstar Group Ltd. (a)	4,006	1,179,166
F&G Annuities & Life, Inc. (b)	6,468	297,528
Fidelis Insurance Holdings Ltd. (a)	5,432	68,823
Genworth Financial, Inc. - Class A (a)	157,009	1,048,820
Goosehead Insurance, Inc. - Class A (a)	7,250	549,550
Greenlight Capital Re Ltd. - Class A (a) (b)	8,929	101,969
HCI Group, Inc.	1,987	173,664
Horace Mann Educators Corp.	13,726	448,840
Investors Title Co.	444	71,990
James River Group Holdings Ltd.	13,003	120,148
Lemonade, Inc. (a) (b)	17,084	275,565
Maiden Holdings Ltd. (a)	31,157	71,350
MBIA, Inc. (a) (b)	16,483	100,876
Mercury General Corp.	9,027	336,797

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
National Western Life Group, Inc. - Class A	725	$350,190
Oscar Health, Inc. - Class A (a)	52,292	478,472
Palomar Holdings, Inc. (a)	7,992	443,556
ProAssurance Corp.	16,084	221,798
Safety Insurance Group, Inc.	4,806	365,208
Selective Insurance Group, Inc.	20,065	1,996,066
Selectquote, Inc. (a)	46,670	63,938
SiriusPoint Ltd. (a)	23,338	270,721
Skyward Specialty Insurance Group, Inc. (a)	8,182	277,206
Stewart Information Services Corp.	8,566	503,252
Tiptree, Inc.	8,311	157,577
Trupanion, Inc. (a)	13,150	401,207
United Fire Group, Inc.	7,479	150,477
Universal Insurance Holdings, Inc.	8,746	139,761

		14,812,151

Interactive Media & Services—0.7%
Bumble, Inc. - Class A (a) (b)	34,027	501,558
Cargurus, Inc. (a)	32,815	792,810
Cars.com, Inc. (a)	21,736	412,332
Eventbrite, Inc. - Class A (a)	26,374	220,487
EverQuote, Inc. - Class A (a) (b)	6,835	83,660
fuboTV, Inc. (a) (b)	96,554	307,042
Grindr, Inc. (a)	14,425	126,652
MediaAlpha, Inc. - Class A (a)	6,460	72,029
Nextdoor Holdings, Inc. (a)	50,177	94,835
Outbrain, Inc. (a) (b)	14,324	62,739
QuinStreet, Inc. (a)	18,173	232,978
Shutterstock, Inc. (b)	7,975	385,033
TrueCar, Inc. (a) (b)	29,851	103,284
Vimeo, Inc. (a)	49,749	195,016
Yelp, Inc. (a) (b)	22,371	1,059,043
Ziff Davis, Inc. (a)	15,789	1,060,863
ZipRecruiter, Inc. - Class A (a)	24,978	347,194

		6,057,555

IT Services—0.5%
Applied Digital Corp. (a) (b)	28,272	190,553
BigCommerce Holdings, Inc. - Series 1 (a)	21,617	210,333
Couchbase, Inc. (a) (b)	11,669	262,786
DigitalOcean Holdings, Inc. (a) (b)	21,351	783,368
Fastly, Inc. - Class A (a)	39,783	708,137
Grid Dynamics Holdings, Inc. (a) (b)	18,166	242,153
Hackett Group, Inc.	8,402	191,314
Information Services Group, Inc. (b)	11,846	55,795
Perficient, Inc. (a)	11,525	758,576
Squarespace, Inc. - Class A (a)	17,020	561,830
Thoughtworks Holding, Inc. (a) (b)	31,553	151,770
Tucows, Inc. - Class A (a) (b)	3,376	91,152
Unisys Corp. (a)	23,162	130,170

		4,337,937

Leisure Products—0.4%
Acushnet Holdings Corp. (b)	10,476	661,769
AMMO, Inc. (a) (b)	33,699	70,768

Leisure Products—(Continued)
Clarus Corp.	9,026	62,234
Escalade, Inc. (b)	3,400	68,306
Funko, Inc. - Class A (a) (b)	11,731	90,681
JAKKS Pacific, Inc. (a)	2,462	87,524
Johnson Outdoors, Inc. - Class A	1,720	91,882
Malibu Boats, Inc. - Class A (a) (b)	6,721	368,445
MasterCraft Boat Holdings, Inc. (a)	5,986	135,523
Smith & Wesson Brands, Inc.	15,475	209,841
Sturm Ruger & Co., Inc.	6,188	281,245
Topgolf Callaway Brands Corp. (a) (b)	48,290	692,479
Vista Outdoor, Inc. (a) (b)	19,339	571,854

		3,392,551

Life Sciences Tools & Services—0.3%
Adaptive Biotechnologies Corp. (a) (b)	37,677	184,617
BioLife Solutions, Inc. (a) (b)	11,463	186,274
Codexis, Inc. (a)	22,591	68,903
CryoPort, Inc. (a)	14,444	223,738
Cytek Biosciences, Inc. (a) (b)	39,465	359,921
Harvard Bioscience, Inc. (a) (b)	13,230	70,780
MaxCyte, Inc. (a) (b)	27,656	129,983
Mesa Laboratories, Inc. (b)	1,730	181,252
Nautilus Biotechnology, Inc. (a) (b)	17,836	53,330
OmniAb, Inc. (a)	32,073	197,890
OmniAb, Inc. (Earnout Shares) (a) (b) (d) (e)	4,218	0
Pacific Biosciences of California, Inc. (a) (b)	83,438	818,527
Quanterix Corp. (a)	11,230	307,028
Quantum-Si, Inc. (a) (b)	34,740	69,827
SomaLogic, Inc. (a) (b)	54,664	138,300

		2,990,370

Machinery—3.4%
3D Systems Corp. (a) (b)	42,023	266,846
Alamo Group, Inc.	3,307	695,098
Albany International Corp. - Class A	10,575	1,038,676
Astec Industries, Inc.	7,396	275,131
Barnes Group, Inc.	16,460	537,090
Blue Bird Corp. (a)	8,457	228,001
Chart Industries, Inc. (a) (b)	14,355	1,957,017
Columbus McKinnon Corp.	9,111	355,511
Commercial Vehicle Group, Inc. (a) (b)	10,810	75,778
Desktop Metal, Inc. - Class A (a) (b)	95,970	72,073
Douglas Dynamics, Inc.	7,665	227,497
Energy Recovery, Inc. (a) (b)	18,812	354,418
Enerpac Tool Group Corp.	18,679	580,730
Enpro, Inc.	7,028	1,101,569
ESCO Technologies, Inc.	8,454	989,372
Federal Signal Corp.	20,069	1,540,095
Franklin Electric Co., Inc. (b)	15,410	1,489,376
Gencor Industries, Inc. (a)	3,563	57,507
Gorman-Rupp Co.	7,300	259,369
Greenbrier Cos., Inc. (b)	9,698	428,458
Helios Technologies, Inc.	11,222	508,918
Hillenbrand, Inc.	23,410	1,120,168
Hillman Solutions Corp. (a)	65,799	606,009
Hyster-Yale Materials Handling, Inc.	3,777	234,892
John Bean Technologies Corp. (b)	10,453	1,039,551

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Kadant, Inc.	3,892	$1,090,967
Kennametal, Inc. (b)	27,095	698,780
Lindsay Corp.	3,673	474,405
Luxfer Holdings PLC	10,353	92,556
Manitowoc Co., Inc. (a)	11,674	194,839
Mayville Engineering Co., Inc. (a)	3,733	53,830
Microvast Holdings, Inc. (a) (b)	76,693	107,370
Miller Industries, Inc.	3,305	139,768
Mueller Industries, Inc. (b)	37,724	1,778,687
Mueller Water Products, Inc. - Class A	52,474	755,626
Nikola Corp. (a) (b)	201,748	176,489
Omega Flex, Inc. (b)	1,112	78,407
Park-Ohio Holdings Corp.	2,839	76,539
Proto Labs, Inc. (a)	8,980	349,861
REV Group, Inc.	10,161	184,625
Shyft Group, Inc.	10,757	131,451
SPX Technologies, Inc. (a)	14,614	1,476,160
Standex International Corp.	4,024	637,321
Tennant Co.	5,981	554,379
Terex Corp.	22,471	1,291,184
Titan International, Inc. (a)	18,172	270,399
Trinity Industries, Inc.	27,337	726,891
Wabash National Corp. (b)	15,639	400,671
Watts Water Technologies, Inc. - Class A	9,132	1,902,561

		29,682,916

Marine Transportation—0.3%
Costamare, Inc. (b)	14,222	148,051
Eagle Bulk Shipping, Inc. (b)	3,104	171,962
Genco Shipping & Trading Ltd.	14,141	234,599
Golden Ocean Group Ltd.	41,330	403,381
Himalaya Shipping Ltd. (a) (b)	10,455	70,676
Matson, Inc.	11,489	1,259,194
Pangaea Logistics Solutions Ltd. (b)	12,273	101,130
Safe Bulkers, Inc.	24,109	94,748

		2,483,741

Media—0.6%
Advantage Solutions, Inc. (a)	30,961	112,079
AMC Networks, Inc. - Class A (a) (b)	10,133	190,399
Boston Omaha Corp. - Class A (a)	7,716	121,373
Cardlytics, Inc. (a) (b)	11,459	105,537
Clear Channel Outdoor Holdings, Inc. (a)	126,088	229,480
Daily Journal Corp. (a) (b)	413	140,759
Entravision Communications Corp. - Class A	20,365	84,922
EW Scripps Co. - Class A (a)	19,856	158,649
Gambling.com Group Ltd. (a)	3,973	38,737
Gannett Co., Inc. (a) (b)	49,514	113,882
Gray Television, Inc.	28,294	253,514
iHeartMedia, Inc. - Class A (a)	39,947	106,658
Integral Ad Science Holding Corp. (a)	16,409	236,126
John Wiley & Sons, Inc. - Class A (b)	12,175	386,435
Magnite, Inc. (a) (b)	44,965	419,973
PubMatic, Inc. - Class A (a)	14,669	239,251
Scholastic Corp.	9,313	351,100
Sinclair, Inc. (b)	9,848	128,319

Media—(Continued)
Stagwell, Inc. (a)	26,617	176,471
TechTarget, Inc. (a) (b)	9,094	317,017
TEGNA, Inc.	67,507	1,032,857
Thryv Holdings, Inc. (a) (b)	10,544	214,570
WideOpenWest, Inc. (a)	18,090	73,265

		5,231,373

Metals & Mining—1.8%
Alpha Metallurgical Resources, Inc. (b)	3,844	1,302,809
Arch Resources, Inc.	5,875	974,898
ATI, Inc. (a) (b)	43,250	1,966,578
Caledonia Mining Corp. PLC	5,546	67,661
Carpenter Technology Corp.	16,114	1,140,871
Century Aluminum Co. (a)	17,836	216,529
Coeur Mining, Inc. (a) (b)	107,322	349,870
Commercial Metals Co.	39,392	1,971,176
Compass Minerals International, Inc. (b)	11,864	300,396
Constellium SE (a)	42,559	849,478
Contango ORE, Inc. (a) (b)	2,967	53,732
Dakota Gold Corp. (a) (b)	19,923	52,198
Haynes International, Inc.	4,204	239,838
Hecla Mining Co. (b)	201,477	969,104
i-80 Gold Corp. (a)	66,566	117,156
Ivanhoe Electric, Inc. (a) (b)	21,608	217,809
Kaiser Aluminum Corp. (b)	5,296	377,022
Materion Corp.	6,859	892,562
Novagold Resources, Inc. (a)	80,560	301,294
Olympic Steel, Inc. (b)	3,243	216,308
Perpetua Resources Corp. (a) (b)	13,701	43,432
Piedmont Lithium, Inc. (a) (b)	6,114	172,598
Ramaco Resources, Inc. - Class A	7,675	131,857
Ryerson Holding Corp.	9,373	325,056
Schnitzer Steel Industries, Inc. - Class A	8,757	264,111
SunCoke Energy, Inc.	29,072	312,233
TimkenSteel Corp. (a)	14,154	331,911
Tredegar Corp.	7,835	42,387
Warrior Met Coal, Inc.	17,236	1,050,879
Worthington Steel, Inc. (a)	10,048	282,349

		15,534,102

Mortgage Real Estate Investment Trusts—1.2%
AFC Gamma, Inc. (b)	5,786	69,606
Angel Oak Mortgage REIT, Inc.	4,539	48,113
Apollo Commercial Real Estate Finance, Inc. (b)	46,637	547,518
Arbor Realty Trust, Inc. (b)	60,290	915,202
ARES Commercial Real Estate Corp. (b)	17,797	184,377
ARMOUR Residential REIT, Inc. (b)	16,406	316,964
Blackstone Mortgage Trust, Inc. - Class A (b)	56,829	1,208,753
BrightSpire Capital, Inc.	43,419	323,037
Chicago Atlantic Real Estate Finance, Inc.	5,740	92,873
Chimera Investment Corp.	78,436	391,396
Claros Mortgage Trust, Inc. (b)	31,509	429,468
Dynex Capital, Inc. (b)	17,851	223,495
Ellington Financial, Inc.	25,082	318,792
Franklin BSP Realty Trust, Inc. (b)	29,093	393,046
Granite Point Mortgage Trust, Inc.	17,729	105,310

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Mortgage Real Estate Investment Trusts—(Continued)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	34,746	$958,295
Invesco Mortgage Capital, Inc.	14,200	125,812
KKR Real Estate Finance Trust, Inc. (b)	19,694	260,552
Ladder Capital Corp.	39,172	450,870
MFA Financial, Inc.	33,634	379,055
New York Mortgage Trust, Inc. (b)	29,554	252,096
Nexpoint Real Estate Finance, Inc.	2,760	43,470
Orchid Island Capital, Inc. (b)	17,633	148,646
PennyMac Mortgage Investment Trust	29,854	446,317
Ready Capital Corp. (b)	53,836	551,819
Redwood Trust, Inc. (b)	38,280	283,655
TPG RE Finance Trust, Inc. (b)	20,840	135,460
Two Harbors Investment Corp.	32,684	455,288

		10,059,285

Multi-Utilities—0.4%
Avista Corp.	25,510	911,727
Black Hills Corp.	22,343	1,205,405
Northwestern Energy Group, Inc. (b)	20,178	1,026,858
Unitil Corp.	5,057	265,847

		3,409,837

Office REITs—0.7%
Brandywine Realty Trust	57,362	309,755
City Office REIT, Inc.	10,797	65,970
COPT Defense Properties	37,541	962,176
Douglas Emmett, Inc. (b)	54,193	785,798
Easterly Government Properties, Inc. (b)	30,700	412,608
Equity Commonwealth	33,220	637,824
Hudson Pacific Properties, Inc. (b)	46,635	434,172
JBG SMITH Properties (b)	33,802	574,972
Office Properties Income Trust	16,817	123,100
Orion Office REIT, Inc.	20,172	115,384
Paramount Group, Inc.	63,271	327,111
Peakstone Realty Trust (b)	12,370	246,534
Piedmont Office Realty Trust, Inc. - Class A	41,047	291,844
Postal Realty Trust, Inc. - Class A	5,867	85,423
SL Green Realty Corp. (b)	21,168	956,159

		6,328,830

Oil, Gas & Consumable Fuels—4.3%
Amplify Energy Corp. (a) (b)	12,277	72,803
Ardmore Shipping Corp.	13,795	194,371
Berry Corp.	25,676	180,502
California Resources Corp. (b)	23,303	1,274,208
Callon Petroleum Co. (a)	20,557	666,047
Centrus Energy Corp. - Class A (a) (b)	4,135	224,985
Chord Energy Corp.	14,046	2,334,867
Civitas Resources, Inc. (b)	26,907	1,839,901
Clean Energy Fuels Corp. (a) (b)	54,120	207,280
CNX Resources Corp. (a) (b)	52,457	1,049,140
Comstock Resources, Inc. (b)	30,914	273,589
CONSOL Energy, Inc.	10,171	1,022,491
Crescent Energy Co. - Class A (b)	26,200	346,102
CVR Energy, Inc.	10,082	305,485

Oil, Gas & Consumable Fuels—(Continued)
Delek U.S. Holdings, Inc.	22,029	568,348
DHT Holdings, Inc.	46,057	451,819
Dorian LPG Ltd. (b)	11,086	486,343
Encore Energy Corp. (a)	49,010	192,609
Energy Fuels, Inc. (a) (b)	52,621	378,345
Equitrans Midstream Corp.	146,512	1,491,492
Evolution Petroleum Corp. (b)	10,655	61,906
Excelerate Energy, Inc. - Class A (b)	6,800	105,128
FLEX LNG Ltd.	10,006	290,774
FutureFuel Corp.	8,809	53,559
Gevo, Inc. (a) (b)	66,406	77,031
Golar LNG Ltd.	32,510	747,405
Granite Ridge Resources, Inc. (b)	9,296	55,962
Green Plains, Inc. (a) (b)	19,518	492,244
Gulfport Energy Corp. (a) (b)	3,698	492,574
Hallador Energy Co. (a) (b)	7,729	68,324
HighPeak Energy, Inc. (b)	4,361	62,101
International Seaways, Inc.	13,630	619,892
Kinetik Holdings, Inc. (b)	5,614	187,508
Kosmos Energy Ltd. (a)	151,784	1,018,471
Magnolia Oil & Gas Corp. - Class A (b)	59,583	1,268,522
Matador Resources Co. (b)	37,921	2,156,188
Murphy Oil Corp.	49,464	2,110,134
NACCO Industries, Inc. - Class A	1,389	50,698
NextDecade Corp. (a) (b)	26,113	124,559
Nordic American Tankers Ltd.	69,042	289,976
Northern Oil & Gas, Inc. (b)	29,296	1,086,003
Overseas Shipholding Group, Inc. - Class A	19,448	102,491
Par Pacific Holdings, Inc. (a)	18,554	674,809
PBF Energy, Inc. - Class A	37,048	1,628,630
Peabody Energy Corp. (b)	38,067	925,789
Permian Resources Corp. (b)	129,420	1,760,112
REX American Resources Corp. (a) (b)	5,256	248,609
Riley Exploration Permian, Inc.	3,073	83,708
Ring Energy, Inc. (a) (b)	31,938	46,629
SandRidge Energy, Inc. (b)	10,783	147,404
Scorpio Tankers, Inc.	15,755	957,904
SFL Corp. Ltd.	39,560	446,237
SilverBow Resources, Inc. (a) (b)	7,038	204,665
Sitio Royalties Corp. - Class A (b)	27,084	636,745
SM Energy Co. (b)	38,956	1,508,376
Talos Energy, Inc. (a) (b)	37,534	534,109
Teekay Corp. (a)	23,214	165,980
Teekay Tankers Ltd. - Class A	8,028	401,159
Tellurian, Inc. (a) (b)	171,884	129,876
Uranium Energy Corp. (a) (b)	123,489	790,330
VAALCO Energy, Inc. (b)	36,276	162,879
Vertex Energy, Inc. (a) (b)	22,715	77,004
Vital Energy, Inc. (a)	7,782	354,003
Vitesse Energy, Inc.	8,582	187,860
W&T Offshore, Inc. (b)	33,128	107,997
World Kinect Corp.	19,981	455,167

		37,718,158

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.1%
Clearwater Paper Corp. (a)	5,381	$194,362
Sylvamo Corp.	12,273	602,727

		797,089

Passenger Airlines—0.4%
Allegiant Travel Co.	5,412	447,085
Blade Air Mobility, Inc. (a)	20,915	73,830
Frontier Group Holdings, Inc. (a) (b)	14,756	80,568
Hawaiian Holdings, Inc. (a)	17,125	243,175
JetBlue Airways Corp. (a) (b)	110,917	615,589
Joby Aviation, Inc. (a) (b)	94,014	625,193
SkyWest, Inc. (a)	13,492	704,283
Spirit Airlines, Inc.	36,644	600,595
Sun Country Airlines Holdings, Inc. (a) (b)	12,318	193,762

		3,584,080

Personal Care Products—0.9%
Beauty Health Co. (a) (b)	30,052	93,462
BellRing Brands, Inc. (a)	43,718	2,423,289
Edgewell Personal Care Co. (b)	16,266	595,823
elf Beauty, Inc. (a) (b)	17,826	2,573,005
Herbalife Ltd. (a) (b)	33,308	508,280
Inter Parfums, Inc.	6,203	893,294
Medifast, Inc. (b)	3,603	242,194
Nature’s Sunshine Products, Inc. (a)	4,578	79,153
Nu Skin Enterprises, Inc. - Class A	16,591	322,197
USANA Health Sciences, Inc. (a)	3,693	197,945
Waldencast PLC—Class A (a) (b)	12,854	140,623

		8,069,265

Pharmaceuticals—1.7%
Amneal Pharmaceuticals, Inc. (a) (b)	41,091	249,422
Amphastar Pharmaceuticals, Inc. (a) (b)	13,014	804,916
Amylyx Pharmaceuticals, Inc. (a)	17,183	252,934
ANI Pharmaceuticals, Inc. (a)	4,883	269,249
Arvinas, Inc. (a)	16,311	671,361
Atea Pharmaceuticals, Inc. (a) (b)	32,816	100,089
Axsome Therapeutics, Inc. (a) (b)	11,769	936,695
Cassava Sciences, Inc. (a) (b)	12,781	287,700
Collegium Pharmaceutical, Inc. (a) (b)	11,356	349,538
Corcept Therapeutics, Inc. (a)	26,919	874,329
CorMedix, Inc. (a) (b)	15,077	56,689
Cymabay Therapeutics, Inc. (a) (b)	37,811	893,096
Edgewise Therapeutics, Inc. (a)	15,027	164,395
Enliven Therapeutics, Inc. (a) (b)	7,852	108,672
Evolus, Inc. (a)	12,622	132,910
EyePoint Pharmaceuticals, Inc. (a)	8,887	205,379
Harmony Biosciences Holdings, Inc. (a) (b)	11,160	360,468
Harrow, Inc. (a) (b)	8,750	98,000
Innoviva, Inc. (a) (b)	21,386	343,031
Intra-Cellular Therapies, Inc. (a)	31,401	2,248,940
Ligand Pharmaceuticals, Inc. (a) (b)	5,595	399,595
Liquidia Corp. (a) (b)	16,545	199,036
Marinus Pharmaceuticals, Inc. (a) (b)	16,763	182,214
Neumora Therapeutics, Inc. (a) (b)	5,399	92,053

Pharmaceuticals—(Continued)
Nuvation Bio, Inc. (a)	43,380	65,504
Ocular Therapeutix, Inc. (a)	26,202	116,861
Omeros Corp. (a) (b)	20,522	67,107
Pacira BioSciences, Inc. (a)	15,246	514,400
Phathom Pharmaceuticals, Inc. (a) (b)	10,477	95,655
Phibro Animal Health Corp. - Class A	6,746	78,119
Pliant Therapeutics, Inc. (a) (b)	18,963	343,420
Prestige Consumer Healthcare, Inc. (a)	16,788	1,027,761
Revance Therapeutics, Inc. (a) (b)	27,973	245,883
Scilex Holding Co. (a) (b)	22,005	44,890
scPharmaceuticals, Inc. (a) (b)	9,746	61,107
SIGA Technologies, Inc. (b)	18,339	102,698
Supernus Pharmaceuticals, Inc. (a)	16,728	484,108
Taro Pharmaceutical Industries Ltd. (a)	2,758	115,229
Tarsus Pharmaceuticals, Inc. (a) (b)	9,885	200,171
Terns Pharmaceuticals, Inc. (a)	14,700	95,403
Theravance Biopharma, Inc. (a) (b)	17,488	196,565
Third Harmonic Bio, Inc. (a)	7,381	80,970
WaVe Life Sciences Ltd. (a)	19,986	100,929
Xeris Biopharma Holdings, Inc. (a)	45,707	107,411
Zevra Therapeutics, Inc. (a) (b)	11,744	76,923

		14,501,825

Professional Services—2.4%
Alight, Inc. - Class A (a)	138,591	1,182,181
ASGN, Inc. (a)	15,518	1,492,366
Asure Software, Inc. (a)	6,393	60,861
Barrett Business Services, Inc.	2,279	263,908
Blacksky Technology, Inc. (a) (b)	41,812	58,537
CBIZ, Inc. (a)	15,660	980,159
Conduent, Inc. (a)	57,110	208,452
CRA International, Inc.	2,343	231,606
CSG Systems International, Inc. (b)	10,433	555,140
ExlService Holdings, Inc. (a)	53,106	1,638,320
Exponent, Inc. (b)	16,704	1,470,620
First Advantage Corp. (b)	17,889	296,421
Forrester Research, Inc. (a)	3,344	89,653
Franklin Covey Co. (a)	3,849	167,547
Heidrick & Struggles International, Inc.	6,268	185,094
HireRight Holdings Corp. (a)	5,408	72,738
Huron Consulting Group, Inc. (a)	6,424	660,387
IBEX Holdings Ltd. (a)	3,027	57,543
ICF International, Inc.	6,347	851,069
Innodata, Inc. (a) (b)	8,488	69,092
Insperity, Inc.	11,836	1,387,416
Kelly Services, Inc. - Class A	11,083	239,615
Kforce, Inc. (b)	6,564	443,464
Korn Ferry	17,703	1,050,673
Legalzoom.com, Inc. (a)	39,984	451,819
Maximus, Inc.	20,406	1,711,247
Mistras Group, Inc. (a) (b)	7,064	51,709
NV5 Global, Inc. (a)	4,636	515,152
Parsons Corp. (a)	13,848	868,408
Planet Labs PBC (a) (b)	67,186	165,949
Resources Connection, Inc.	11,231	159,143
Sterling Check Corp. (a) (b)	10,883	151,491

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
TriNet Group, Inc. (a) (b)	10,657	$1,267,437
TrueBlue, Inc. (a)	10,956	168,065
TTEC Holdings, Inc.	6,343	137,453
Upwork, Inc. (a)	41,273	613,730
Verra Mobility Corp. (a)	47,250	1,088,168
Willdan Group, Inc. (a) (b)	4,570	98,255

		21,160,888

Real Estate Management & Development—0.8%
Anywhere Real Estate, Inc. (a) (b)	34,390	278,903
Compass, Inc. - Class A (a) (b)	101,376	381,174
Cushman & Wakefield PLC (a) (b)	55,865	603,342
DigitalBridge Group, Inc.	53,465	937,776
Douglas Elliman, Inc.	28,807	84,981
eXp World Holdings, Inc. (b)	23,278	361,275
Forestar Group, Inc. (a) (b)	5,572	184,266
FRP Holdings, Inc. (a)	2,285	143,681
Kennedy-Wilson Holdings, Inc. (b)	39,493	488,923
Marcus & Millichap, Inc. (b)	7,486	326,989
Newmark Group, Inc. - Class A	44,390	486,514
Opendoor Technologies, Inc. (a) (b)	184,227	825,337
RE/MAX Holdings, Inc. - Class A (b)	6,249	83,299
Redfin Corp. (a) (b)	35,890	370,385
RMR Group, Inc. - Class A	4,706	132,850
St. Joe Co.	11,618	699,171
Star Holdings (a)	4,337	64,968
Stratus Properties, Inc. (a)	1,950	56,277
Tejon Ranch Co. (a) (b)	7,461	128,329

		6,638,440

Residential REITs—0.4%
Apartment Investment & Management Co. - Class A (a)	49,916	390,842
BRT Apartments Corp.	3,996	74,286
Centerspace	5,179	301,418
Elme Communities	30,151	440,205
Independence Realty Trust, Inc.	75,182	1,150,284
NexPoint Residential Trust, Inc.	6,946	239,151
UMH Properties, Inc.	19,976	306,032
Veris Residential, Inc. (b)	26,617	418,685

		3,320,903

Retail REITs—1.1%
Acadia Realty Trust (b)	31,446	534,267
Alexander’s, Inc.	759	162,100
CBL & Associates Properties, Inc. (b)	9,399	229,524
Getty Realty Corp.	15,914	465,007
InvenTrust Properties Corp.	23,184	587,482
Kite Realty Group Trust	73,131	1,671,775
Macerich Co. (b)	71,062	1,096,487
NETSTREIT Corp. (b)	22,581	403,071
Phillips Edison & Co., Inc. (b)	39,363	1,435,962
Retail Opportunity Investments Corp.	41,820	586,735
Saul Centers, Inc. (b)	3,884	152,525
SITE Centers Corp.	62,650	853,919
Tanger, Inc. (b)	33,335	924,046

Retail REITs—(Continued)
Urban Edge Properties	37,458	685,481
Whitestone REIT (b)	15,859	194,907

		9,983,288

Semiconductors & Semiconductor Equipment—3.0%
ACM Research, Inc. - Class A (a)	16,205	316,646
Aehr Test Systems (a) (b)	8,684	230,387
Alpha & Omega Semiconductor Ltd. (a)	7,372	192,114
Ambarella, Inc. (a)	12,522	767,473
Amkor Technology, Inc.	37,486	1,247,159
Atomera, Inc. (a) (b)	7,079	49,624
Axcelis Technologies, Inc. (a)	10,801	1,400,782
CEVA, Inc. (a) (b)	8,407	190,923
Cohu, Inc. (a)	15,880	561,993
Credo Technology Group Holding Ltd. (a) (b)	38,492	749,439
Diodes, Inc. (a) (b)	15,147	1,219,636
FormFactor, Inc. (a) (c)	26,288	1,096,472
Ichor Holdings Ltd. (a) (b)	10,143	341,109
Impinj, Inc. (a) (b)	7,712	694,311
indie Semiconductor, Inc. - Class A (a) (b)	50,888	412,702
inTEST Corp. (a)	3,622	49,259
Kulicke & Soffa Industries, Inc. (b)	18,462	1,010,241
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,249	1,696,245
Maxeon Solar Technologies Ltd. (a) (b)	8,482	60,816
MaxLinear, Inc. (a)	25,368	602,997
Navitas Semiconductor Corp. (a)	37,202	300,220
NVE Corp. (b)	1,605	125,880
Onto Innovation, Inc. (a)	16,424	2,511,230
PDF Solutions, Inc. (a) (b)	10,025	322,204
Photronics, Inc. (a)	21,105	662,064
Power Integrations, Inc. (b)	19,120	1,569,943
Rambus, Inc. (a) (b)	36,566	2,495,630
Semtech Corp. (a) (b)	21,007	460,263
Silicon Laboratories, Inc. (a)	10,647	1,408,279
SiTime Corp. (a) (b)	5,763	703,547
SkyWater Technology, Inc. (a)	6,922	66,590
SMART Global Holdings, Inc. (a) (b)	16,723	316,566
Synaptics, Inc. (a)	13,012	1,484,409
Ultra Clean Holdings, Inc. (a)	14,480	494,347
Veeco Instruments, Inc. (a) (b)	16,657	516,867

		26,328,367

Software—5.7%
8x8, Inc. (a)	37,978	143,557
A10 Networks, Inc.	23,716	312,340
ACI Worldwide, Inc. (a)	36,393	1,113,626
Adeia, Inc.	35,163	435,670
Agilysys, Inc. (a)	6,690	567,446
Alarm.com Holdings, Inc. (a)	16,373	1,058,023
Alkami Technology, Inc. (a)	13,618	330,237
Altair Engineering, Inc. - Class A (a) (b)	18,018	1,516,215
American Software, Inc. - Class A	11,730	132,549
Amplitude, Inc. - Class A (a)	23,067	293,412
Appfolio, Inc. - Class A (a)	6,309	1,092,971
Appian Corp. - Class A (a)	13,931	524,641
Asana, Inc. - Class A (a) (b)	26,813	509,715

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Aurora Innovation, Inc. (a) (b)	112,809	$492,975
AvePoint, Inc. (a)	52,062	427,429
Bit Digital, Inc. (a) (b)	25,236	106,748
Blackbaud, Inc. (a)	14,609	1,266,600
BlackLine, Inc. (a)	18,965	1,184,175
Box, Inc. - Class A (a)	47,952	1,228,051
Braze, Inc. - Class A (a)	17,609	935,566
C3.ai, Inc. - Class A (a) (b)	27,271	782,950
Cerence, Inc. (a) (b)	13,068	256,917
Cleanspark, Inc. (a) (b)	50,398	555,890
Clear Secure, Inc. - Class A	28,113	580,533
CommVault Systems, Inc. (a)	14,745	1,177,388
Consensus Cloud Solutions, Inc. (a)	6,453	169,133
CS Disco, Inc. (a)	8,074	61,282
Digimarc Corp. (a) (b)	4,269	154,196
Digital Turbine, Inc. (a)	31,408	215,459
Domo, Inc. - Class B (a)	9,814	100,986
E2open Parent Holdings, Inc. (a) (b)	57,793	253,711
eGain Corp. (a)	7,231	60,234
Enfusion, Inc. - Class A (a) (b)	13,228	128,312
EngageSmart, Inc. (a)	16,515	378,194
Envestnet, Inc. (a) (b)	16,807	832,283
Everbridge, Inc. (a)	13,337	324,222
EverCommerce, Inc. (a)	8,186	90,292
Expensify, Inc. - Class A (a)	19,004	46,940
Freshworks, Inc. - Class A (a)	54,559	1,281,591
Instructure Holdings, Inc. (a)	6,115	165,166
Intapp, Inc. (a) (b)	9,390	357,008
InterDigital, Inc. (b)	8,704	944,732
Jamf Holding Corp. (a) (b)	23,449	423,489
Kaltura, Inc. (a) (b)	29,792	58,094
LivePerson, Inc. (a)	24,311	92,139
LiveRamp Holdings, Inc. (a)	22,004	833,512
Marathon Digital Holdings, Inc. (a) (b)	70,873	1,664,807
Matterport, Inc. (a) (b)	85,429	229,804
MeridianLink, Inc. (a) (b)	8,983	222,509
MicroStrategy, Inc. - Class A (a) (b)	4,063	2,566,272
Mitek Systems, Inc. (a) (b)	15,147	197,517
Model N, Inc. (a)	12,650	340,665
N-able, Inc. (a)	24,099	319,312
NextNav, Inc. (a) (b)	19,614	87,282
Olo, Inc. - Class A (a)	35,254	201,653
ON24, Inc.	10,058	79,257
OneSpan, Inc. (a)	13,014	139,510
PagerDuty, Inc. (a) (b)	29,670	686,860
PowerSchool Holdings, Inc. - Class A (a) (b)	19,001	447,664
Progress Software Corp. (b)	14,601	792,834
PROS Holdings, Inc. (a)	15,005	582,044
Q2 Holdings, Inc. (a) (b)	18,911	820,927
Qualys, Inc. (a) (b)	12,476	2,448,789
Rapid7, Inc. (a) (b)	19,953	1,139,316
Red Violet, Inc. (a)	3,327	66,440
Rimini Street, Inc. (a) (b)	16,821	55,005
Riot Platforms, Inc. (a) (b)	63,362	980,210
Sapiens International Corp. NV	9,820	284,191
SEMrush Holdings, Inc. - Class A (a) (b)	10,967	149,809
SolarWinds Corp. (a)	16,368	204,436

Software—(Continued)
SoundHound AI, Inc. - Class A (a) (b)	47,985	101,728
SoundThinking, Inc. (a)	3,138	80,145
Sprinklr, Inc. - Class A (a)	34,779	418,739
Sprout Social, Inc. - Class A (a) (b)	15,663	962,335
SPS Commerce, Inc. (a)	12,307	2,385,589
Tenable Holdings, Inc. (a)	38,291	1,763,683
Terawulf, Inc. (a) (b)	45,615	109,476
Varonis Systems, Inc. (a) (b)	35,958	1,628,178
Verint Systems, Inc. (a)	20,243	547,168
Weave Communications, Inc. (a)	12,297	141,047
Workiva, Inc. (a) (b)	16,400	1,665,092
Xperi, Inc. (a)	14,065	154,996
Yext, Inc. (a)	34,660	204,147
Zeta Global Holdings Corp. - Class A (a)	45,460	400,957
Zuora, Inc. - Class A (a) (b)	42,438	398,917

		49,665,909

Specialized REITs—0.4%
Farmland Partners, Inc. (b)	15,523	193,727
Four Corners Property Trust, Inc. (b)	30,138	762,491
Gladstone Land Corp.	10,827	156,450
Outfront Media, Inc.	49,314	688,423
PotlatchDeltic Corp.	25,955	1,274,391
Safehold, Inc. (b)	16,229	379,759
Uniti Group, Inc. (b)	80,157	463,308

		3,918,549

Specialty Retail—2.6%
1-800-Flowers.com, Inc. - Class A (a) (b)	9,265	99,877
Aaron’s Co., Inc.	10,896	118,548
Abercrombie & Fitch Co. - Class A (a) (b)	16,478	1,453,689
Academy Sports & Outdoors, Inc.	24,165	1,594,890
America’s Car-Mart, Inc. (a) (b)	2,086	158,056
American Eagle Outfitters, Inc. (b)	61,334	1,297,827
Arko Corp. (b)	31,060	256,245
Asbury Automotive Group, Inc. (a) (b)	6,920	1,556,792
Beyond, Inc. (a)	15,298	423,602
Big 5 Sporting Goods Corp. (b)	7,812	49,528
Boot Barn Holdings, Inc. (a) (b)	10,047	771,208
Buckle, Inc.	10,213	485,322
Build-A-Bear Workshop, Inc. (b)	4,959	114,007
Caleres, Inc. (b)	11,585	356,007
Camping World Holdings, Inc. - Class A	14,044	368,795
CarParts.com, Inc. (a)	18,022	56,950
Carvana Co. (a) (b)	32,198	1,704,562
Chico’s FAS, Inc. (a) (b)	41,529	314,790
Children’s Place, Inc. (a)	3,971	92,207
Designer Brands, Inc. - Class A (b)	12,484	110,483
Destination XL Group, Inc. (a) (b)	19,702	86,689
EVgo, Inc. (a) (b)	35,436	126,861
Foot Locker, Inc. (b)	27,087	843,760
Genesco, Inc. (a)	3,961	139,467
Group 1 Automotive, Inc.	4,603	1,402,718
GrowGeneration Corp. (a) (b)	19,482	48,900
Guess?, Inc. (b)	9,669	222,967
Haverty Furniture Cos., Inc. (b)	4,960	176,080

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Hibbett, Inc. (b)	4,141	$298,235
Lands’ End, Inc. (a)	5,131	49,052
Leslie’s, Inc. (a) (b)	59,966	414,365
MarineMax, Inc. (a)	7,339	285,487
Monro, Inc. (b)	10,365	304,109
National Vision Holdings, Inc. (a)	26,199	548,345
ODP Corp. (a)	10,699	602,354
OneWater Marine, Inc. - Class A (a) (b)	3,644	123,131
PetMed Express, Inc.	6,446	48,732
Revolve Group, Inc. (a) (b)	14,472	239,946
Sally Beauty Holdings, Inc. (a) (b)	36,161	480,218
Shoe Carnival, Inc. (b)	6,132	185,248
Signet Jewelers Ltd. (b)	14,667	1,573,182
Sleep Number Corp. (a)	7,502	111,255
Sonic Automotive, Inc. - Class A (b)	5,221	293,472
Sportsman’s Warehouse Holdings, Inc. (a)	10,935	46,583
Stitch Fix, Inc. - Class A (a)	28,562	101,966
ThredUp, Inc. - Class A (a)	22,896	51,516
Tile Shop Holdings, Inc. (a)	9,826	72,319
Tilly’s, Inc. - Class A (a)	7,804	58,842
Upbound Group, Inc. (b)	17,965	610,271
Urban Outfitters, Inc. (a)	21,577	770,083
Warby Parker, Inc. - Class A (a)	28,895	407,420
Winmark Corp.	994	415,045
Zumiez, Inc. (a)	5,111	103,958

		22,625,961

Technology Hardware, Storage & Peripherals—0.7%
Corsair Gaming, Inc. (a)	13,698	193,142
Eastman Kodak Co. (a)	19,889	77,567
Immersion Corp. (b)	10,580	74,695
IonQ, Inc. (a) (b)	54,320	673,025
Super Micro Computer, Inc. (a)	15,470	4,397,502
Turtle Beach Corp. (a) (b)	5,364	58,736
Xerox Holdings Corp.	38,468	705,118

		6,179,785

Textiles, Apparel & Luxury Goods—0.5%
Figs, Inc. - Class A (a) (b)	44,317	308,003
G-III Apparel Group Ltd. (a)	13,787	468,482
Hanesbrands, Inc. (a) (b)	118,172	527,047
Kontoor Brands, Inc. (b)	18,681	1,166,068
Movado Group, Inc.	4,696	141,585
Oxford Industries, Inc. (b)	4,988	498,800
Rocky Brands, Inc. (b)	2,393	72,221
Steven Madden Ltd. (b)	25,264	1,061,088
Vera Bradley, Inc. (a)	8,929	68,753
Wolverine World Wide, Inc. (b)	26,161	232,571

		4,544,618

Tobacco—0.2%
Ispire Technology, Inc. (a) (b)	6,668	80,883
Turning Point Brands, Inc.	5,617	147,839
Universal Corp. (b)	8,059	542,532

Tobacco—(Continued)
Vector Group Ltd.	48,791	550,363

		1,321,617

Trading Companies & Distributors—2.0%
Alta Equipment Group, Inc.	7,040	87,085
Applied Industrial Technologies, Inc.	12,837	2,216,821
Beacon Roofing Supply, Inc. (a)	19,289	1,678,529
BlueLinx Holdings, Inc. (a)	2,908	329,505
Boise Cascade Co. (b)	13,372	1,729,802
Custom Truck One Source, Inc. (a)	20,077	124,076
Distribution Solutions Group, Inc. (a) (b)	3,388	106,925
DXP Enterprises, Inc. (a)	4,806	161,962
FTAI Aviation Ltd.	33,508	1,554,771
GATX Corp. (b)	11,909	1,431,700
Global Industrial Co.	3,989	154,933
GMS, Inc. (a)	13,401	1,104,644
H&E Equipment Services, Inc.	10,452	546,849
Herc Holdings, Inc.	9,481	1,411,626
Hudson Technologies, Inc. (a)	14,689	198,155
Karat Packaging, Inc. (b)	2,148	53,378
McGrath RentCorp	8,283	990,812
MRC Global, Inc. (a)	28,411	312,805
NOW, Inc. (a)	33,807	382,695
Rush Enterprises, Inc. - Class A (b)	20,887	1,050,616
Rush Enterprises, Inc. - Class B (b)	2,708	143,470
Textainer Group Holdings Ltd.	13,463	662,380
Titan Machinery, Inc. (a)	6,828	197,193
Transcat, Inc. (a) (b)	2,736	299,127
Willis Lease Finance Corp. (a)	960	46,925
Xometry, Inc. - Class A (a) (b)	11,657	418,603

		17,395,387

Water Utilities—0.4%
American States Water Co.	12,211	982,009
Artesian Resources Corp. - Class A (b)	2,874	119,127
Cadiz, Inc. (a) (b)	13,587	38,044
California Water Service Group (b)	19,296	1,000,883
Consolidated Water Co. Ltd. (b)	5,040	179,424
Global Water Resources, Inc.	4,624	60,482
Middlesex Water Co.	5,991	393,129
Pure Cycle Corp. (a)	6,829	71,500
SJW Group (b)	10,391	679,052
York Water Co.	5,110	197,348

		3,720,998

Wireless Telecommunication Services—0.1%
Gogo, Inc. (a) (b)	22,220	225,089
Spok Holdings, Inc. (b)	5,955	92,183
Telephone & Data Systems, Inc.	34,718	637,075
Tingo Group, Inc. (a) (d) (e)	44,053	30,397

		984,744

Total Common Stocks (Cost $627,532,859)		842,950,411

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—1.5%

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—1.5%
iShares Russell 2000 ETF (b) (Cost $11,122,315)	65,800	$13,206,718

Rights—0.0%

Biotechnology—0.0%
Cartesian Therapeutics, Inc.(a) (b)	39,548	7,119
Chinook Therapeutics, Inc.(a)	19,453	7,587
Tobira Therapeutics, Inc.(a) (d) (e)	4,660	37,093

Total Rights (Cost $14,088)		51,799

Warrants—0.0%

Energy Equipment & Services—0.0%
Nabors Industries Ltd., Expires 06/11/26 (a)	882	9,261

Pharmaceuticals—0.0%
Cassava Sciences, Inc., Expires 11/15/24 (a)	5,112	2,607

Total Warrants (Cost $0)		11,868

Short-Term Investments—2.3%

U.S. Treasury—2.3%
U.S. Treasury Bills 2.614%, 01/02/24 (f)	2,075,000	2,075,000
5.228%, 02/06/24 (f)	17,775,000	17,683,764

Total Short-Term Investments (Cost $19,756,002)		19,758,764

Securities Lending Reinvestments (g)—16.2%

Certificates of Deposit—1.5%
Barclays Bank PLC 5.710%, SOFR + 0.320%, 06/20/24 (h)	2,000,000	1,999,994
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (h)	1,000,000	1,000,453
MUFG Bank Ltd. (London) Zero Coupon, 02/20/24	1,000,000	992,110
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (h)	3,000,000	3,000,312
Standard Chartered Bank 5.790%, SOFR + 0.390%, 04/19/24 (h)	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (h)	2,000,000	2,001,190
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (h)	2,000,000	2,002,478

		12,996,537

Commercial Paper—0.5%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	2,000,000	1,966,676
5.730%, SOFR + 0.330%, 04/18/24 (h)	2,000,000	2,000,448

		3,967,124

Repurchase Agreements—11.4%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,311,240; collateralized by various Common Stock with an aggregate market value of $11,477,665.	10,305,000	10,305,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,300,770; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,326,727.	1,300,000	1,300,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $4,002,422; collateralized by various Common Stock with an aggregate market value of $4,459,247.	4,000,000	4,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $12,357,410; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $12,597,000.	12,350,000	12,350,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $2,010,928; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $2,040,002.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $6,180,992; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $6,120,028.	6,000,000	6,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $13,896,791; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $14,166,385.	13,888,613	13,888,613
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $2,001,182; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $2,049,564.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $15,015,896; collateralized by various Common Stock with an aggregate market value of $16,739,838.	15,000,000	$15,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $16,510,175; collateralized by various Common Stock with an aggregate market value of $18,414,232.	16,500,000	16,500,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $3,016,304; collateralized by various Common Stock with an aggregate market value of $3,333,851.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $7,004,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $7,155,857.	7,000,000	7,000,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $2,067,242; collateralized by various Common Stock with an aggregate market value of $2,299,707.	2,065,977	2,065,977
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $4,002,409; collateralized by various Common Stock with an aggregate market value of $4,408,577.	4,000,000	4,000,000

		99,409,590

Time Deposits—1.1%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (h)	5,000,000	5,000,000

		10,000,000

Mutual Funds—1.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (i)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (i)	2,000,000	2,000,000

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (i)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (i)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (i)	1,000,000	1,000,000

		15,000,000

Total Securities Lending Reinvestments (Cost $141,368,456)		141,373,251

Total Investments—116.5% (Cost $799,793,720)		1,017,352,811
Other assets and liabilities (net) —(16.5)%		(143,811,666)

Net Assets—100.0%		$873,541,145

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $190,457,239 and the collateral received consisted of cash in the amount of $141,337,967 and non-cash collateral with a value of $58,797,525. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $3,284,652.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/15/24	178	USD	18,224,530	$1,542,521

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(REIT)—	Real Estate Investment Trust
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,306,813	$—	$—	$7,306,813
Air Freight & Logistics	1,893,478	—	—	1,893,478
Automobile Components	11,226,720	—	—	11,226,720
Automobiles	888,607	—	—	888,607
Banks	80,496,763	—	—	80,496,763
Beverages	3,597,248	—	—	3,597,248
Biotechnology	62,461,046	—	—	62,461,046
Broadline Retail	734,971	—	—	734,971
Building Products	16,993,193	—	—	16,993,193
Capital Markets	11,785,271	—	—	11,785,271
Chemicals	15,965,692	—	—	15,965,692
Commercial Services & Supplies	13,078,778	—	—	13,078,778
Communications Equipment	4,867,531	—	—	4,867,531
Construction & Engineering	14,261,200	—	—	14,261,200
Construction Materials	2,969,821	—	—	2,969,821
Consumer Finance	6,585,203	—	—	6,585,203
Consumer Staples Distribution & Retail	4,732,536	—	—	4,732,536
Containers & Packaging	2,347,517	—	—	2,347,517
Distributors	64,539	—	—	64,539
Diversified Consumer Services	10,460,252	—	—	10,460,252
Diversified REITs	5,172,000	—	—	5,172,000
Diversified Telecommunication Services	4,589,116	—	—	4,589,116
Electric Utilities	6,048,163	—	—	6,048,163
Electrical Equipment	11,479,043	—	—	11,479,043
Electronic Equipment, Instruments & Components	23,011,550	—	—	23,011,550
Energy Equipment & Services	20,500,883	—	—	20,500,883
Entertainment	3,235,319	—	—	3,235,319
Financial Services	20,377,719	—	—	20,377,719
Food Products	8,164,030	—	—	8,164,030
Gas Utilities	7,701,719	—	—	7,701,719
Ground Transportation	3,937,539	—	—	3,937,539
Health Care Equipment & Supplies	23,772,261	—	—	23,772,261
Health Care Providers & Services	21,124,278	—	—	21,124,278
Health Care REITs	5,085,253	—	—	5,085,253
Health Care Technology	4,035,594	—	—	4,035,594
Hotel & Resort REITs	7,419,516	—	—	7,419,516

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$18,597,052	$—	$—	$18,597,052
Household Durables	20,057,055	—	—	20,057,055
Household Products	2,705,073	—	—	2,705,073
Independent Power and Renewable Electricity Producers	2,251,284	—	—	2,251,284
Industrial Conglomerates	213,990	—	—	213,990
Industrial REITs	3,974,276	—	—	3,974,276
Insurance	14,812,151	—	—	14,812,151
Interactive Media & Services	6,057,555	—	—	6,057,555
IT Services	4,337,937	—	—	4,337,937
Leisure Products	3,392,551	—	—	3,392,551
Life Sciences Tools & Services	2,990,370	—	0	2,990,370
Machinery	29,682,916	—	—	29,682,916
Marine Transportation	2,483,741	—	—	2,483,741
Media	5,231,373	—	—	5,231,373
Metals & Mining	15,534,102	—	—	15,534,102
Mortgage Real Estate Investment Trusts	10,059,285	—	—	10,059,285
Multi-Utilities	3,409,837	—	—	3,409,837
Office REITs	6,328,830	—	—	6,328,830
Oil, Gas & Consumable Fuels	37,718,158	—	—	37,718,158
Paper & Forest Products	797,089	—	—	797,089
Passenger Airlines	3,584,080	—	—	3,584,080
Personal Care Products	8,069,265	—	—	8,069,265
Pharmaceuticals	14,501,825	—	—	14,501,825
Professional Services	21,160,888	—	—	21,160,888
Real Estate Management & Development	6,638,440	—	—	6,638,440
Residential REITs	3,320,903	—	—	3,320,903
Retail REITs	9,983,288	—	—	9,983,288
Semiconductors & Semiconductor Equipment	26,328,367	—	—	26,328,367
Software	49,665,909	—	—	49,665,909
Specialized REITs	3,918,549	—	—	3,918,549
Specialty Retail	22,625,961	—	—	22,625,961
Technology Hardware, Storage & Peripherals	6,179,785	—	—	6,179,785
Textiles, Apparel & Luxury Goods	4,544,618	—	—	4,544,618
Tobacco	1,321,617	—	—	1,321,617
Trading Companies & Distributors	17,395,387	—	—	17,395,387
Water Utilities	3,720,998	—	—	3,720,998
Wireless Telecommunication Services	954,347	—	30,397	984,744
Total Common Stocks	842,920,014	—	30,397	842,950,411
Total Mutual Funds*	13,206,718	—	—	13,206,718
Total Rights*	—	14,706	37,093	51,799
Warrants
Energy Equipment & Services	9,261	—	—	9,261
Pharmaceuticals	—	2,607	—	2,607
Total Warrants	9,261	2,607	—	11,868
Total Short-Term Investments*	—	19,758,764	—	19,758,764
Securities Lending Reinvestments
Certificates of Deposit	—	12,996,537	—	12,996,537
Commercial Paper	—	3,967,124	—	3,967,124
Repurchase Agreements	—	99,409,590	—	99,409,590
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	15,000,000	—	—	15,000,000
Total Securities Lending Reinvestments	15,000,000	126,373,251	—	141,373,251
Total Investments	$871,135,993	$146,149,328	$67,490	$1,017,352,811

Collateral for Securities Loaned (Liability)	$—	$(141,337,967)	$—	$(141,337,967)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,542,521	$—	$—	$1,542,521

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,017,352,811
Cash	42,130
Receivable for:
Investments sold	371,102
Fund shares sold	90,164
Dividends	927,562
Prepaid expenses	2,962

Total Assets	1,018,786,731
Liabilities
Collateral for securities loaned	141,337,967
Payables for:
Investments purchased	482,469
Fund shares redeemed	2,546,764
Variation margin on futures contracts	281,240
Accrued Expenses:
Management fees	178,650
Distribution and service fees	86,423
Deferred trustees’ fees	169,435
Other expenses	162,638

Total Liabilities	145,245,586

Net Assets	$873,541,145

Net Assets Consist of:
Paid in surplus	$625,781,476
Distributable earnings (Accumulated losses)	247,759,669

Net Assets	$873,541,145

Net Assets
Class A	$484,164,127
Class B	185,091,055
Class E	18,118,442
Class G	186,167,521

Capital Shares Outstanding*
Class A	27,743,023
Class B	11,056,511
Class E	1,048,715
Class G	11,216,202
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.45
Class B	16.74
Class E	17.28
Class G	16.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $799,793,720.
(b)	Includes securities loaned at value of $190,457,239.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$12,894,514
Interest	583,340
Securities lending income	1,345,466

Total investment income	14,823,320
Expenses
Management fees	2,038,247
Administration fees	47,022
Custodian and accounting fees	124,491
Distribution and service fees—Class B	437,051
Distribution and service fees—Class E	26,656
Distribution and service fees—Class G	508,333
Audit and tax services	52,861
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	80,260
Insurance	7,275
Miscellaneous	94,623

Total expenses	3,509,642
Less management fee waiver	(15,765)

Net expenses	3,493,877

Net Investment Income	11,329,443

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	28,724,246
Futures contracts	86,151

Net realized gain (loss)	28,810,397

Net change in unrealized appreciation (depreciation) on:
Investments	87,965,644
Futures contracts	1,798,021

Net change in unrealized appreciation (depreciation)	89,763,665

Net realized and unrealized gain (loss)	118,574,062

Net Increase (Decrease) in Net Assets From Operations	$129,903,505

(a)	Net of foreign withholding taxes of $16,200.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,329,443	$9,953,361
Net realized gain (loss)	28,810,397	13,942,102
Net change in unrealized appreciation (depreciation)	89,763,665	(235,525,982)

Increase (decrease) in net assets from operations	129,903,505	(211,630,519)

From Distributions to Shareholders
Class A	(13,868,401)	(91,952,917)
Class B	(5,150,963)	(36,689,310)
Class E	(538,424)	(3,810,032)
Class G	(5,013,000)	(34,310,663)

Total distributions	(24,570,788)	(166,762,922)

Increase (decrease) in net assets from capital share transactions	(28,351,081)	116,158,599

Total increase (decrease) in net assets	76,981,636	(262,234,842)

Net Assets
Beginning of period	796,559,509	1,058,794,351

End of period	$873,541,145	$796,559,509

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	3,804,114	$58,545,200	1,581,100	$28,530,255
Reinvestments	866,234	13,868,401	6,130,195	91,952,917
Redemptions	(5,789,621)	(91,694,034)	(3,305,338)	(59,384,543)

Net increase (decrease)	(1,119,273)	$(19,280,433)	4,405,957	$61,098,629

Class B
Sales	644,946	$9,686,494	551,272	$9,549,287
Reinvestments	335,131	5,150,963	2,544,335	36,689,310
Redemptions	(1,557,377)	(24,021,438)	(1,455,986)	(24,957,387)

Net increase (decrease)	(577,300)	$(9,183,981)	1,639,621	$21,281,210

Class E
Sales	80,037	$1,250,826	105,288	$1,881,073
Reinvestments	33,949	538,424	256,395	3,810,032
Redemptions	(243,823)	(3,863,035)	(218,489)	(3,805,880)

Net increase (decrease)	(129,837)	$(2,073,785)	143,194	$1,885,225

Class G
Sales	917,155	$13,557,451	980,158	$18,094,196
Reinvestments	328,721	5,013,000	2,397,670	34,310,663
Redemptions	(1,060,780)	(16,383,333)	(1,220,436)	(20,511,324)

Net increase (decrease)	185,096	$2,187,118	2,157,392	$31,893,535

Increase (decrease) derived from capital shares transactions		$(28,351,081)		$116,158,599

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.40	$24.24	$22.47	$20.30	$18.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.23	0.20	0.21	0.25
Net realized and unrealized gain (loss)	2.30	(5.23)	3.09	3.26	4.16

Total income (loss) from investment operations	2.54	(5.00)	3.29	3.47	4.41

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.25)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.28)	(3.62)	(1.27)	(1.05)	(1.99)

Total distributions	(0.49)	(3.84)	(1.52)	(1.30)	(2.24)

Net Asset Value, End of Period	$17.45	$15.40	$24.24	$22.47	$20.30

Total Return (%) (b)	16.80	(20.23)	14.52	19.62	25.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.30	0.30	0.32	0.31
Net ratio of expenses to average net assets (%) (c)	0.31	0.30	0.30	0.32	0.31
Ratio of net investment income (loss) to average net assets (%)	1.51	1.25	0.80	1.16	1.27
Portfolio turnover rate (%)	17	22	36	34	19
Net assets, end of period (in millions)	$484.2	$444.6	$592.8	$542.2	$504.4

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.79	$23.45	$21.79	$19.72	$17.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.17	0.13	0.16	0.19
Net realized and unrealized gain (loss)	2.21	(5.05)	3.00	3.16	4.05

Total income (loss) from investment operations	2.40	(4.88)	3.13	3.32	4.24

Less Distributions
Distributions from net investment income	(0.17)	(0.16)	(0.20)	(0.20)	(0.19)
Distributions from net realized capital gains	(0.28)	(3.62)	(1.27)	(1.05)	(1.99)

Total distributions	(0.45)	(3.78)	(1.47)	(1.25)	(2.18)

Net Asset Value, End of Period	$16.74	$14.79	$23.45	$21.79	$19.72

Total Return (%) (b)	16.51	(20.44)	14.23	19.35	25.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.55	0.55	0.57	0.56
Net ratio of expenses to average net assets (%) (c)	0.56	0.55	0.55	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	1.26	1.00	0.54	0.91	1.01
Portfolio turnover rate (%)	17	22	36	34	19
Net assets, end of period (in millions)	$185.1	$172.1	$234.3	$238.3	$227.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.25	$24.03	$22.30	$20.15	$18.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.20	0.16	0.18	0.22
Net realized and unrealized gain (loss)	2.29	(5.18)	3.06	3.24	4.12

Total income (loss) from investment operations	2.50	(4.98)	3.22	3.42	4.34

Less Distributions
Distributions from net investment income	(0.19)	(0.18)	(0.22)	(0.22)	(0.21)
Distributions from net realized capital gains	(0.28)	(3.62)	(1.27)	(1.05)	(1.99)

Total distributions	(0.47)	(3.80)	(1.49)	(1.27)	(2.20)

Net Asset Value, End of Period	$17.28	$15.25	$24.03	$22.30	$20.15

Total Return (%) (b)	16.65	(20.33)	14.31	19.45	25.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.45	0.45	0.47	0.46
Net ratio of expenses to average net assets (%) (c)	0.46	0.45	0.45	0.47	0.46
Ratio of net investment income (loss) to average net assets (%)	1.35	1.10	0.65	1.01	1.11
Portfolio turnover rate (%)	17	22	36	34	19
Net assets, end of period (in millions)	$18.1	$18.0	$24.9	$24.4	$23.9

	Class G
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.67	$23.30	$21.66	$19.62	$17.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.16	0.12	0.15	0.18
Net realized and unrealized gain (loss)	2.20	(5.02)	2.99	3.14	4.03

Total income (loss) from investment operations	2.38	(4.86)	3.11	3.29	4.21

Less Distributions
Distributions from net investment income	(0.17)	(0.15)	(0.20)	(0.20)	(0.19)
Distributions from net realized capital gains	(0.28)	(3.62)	(1.27)	(1.05)	(1.99)

Total distributions	(0.45)	(3.77)	(1.47)	(1.25)	(2.18)

Net Asset Value, End of Period	$16.60	$14.67	$23.30	$21.66	$19.62

Total Return (%) (b)	16.47	(20.46)	14.19	19.26	25.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.60	0.60	0.62	0.61
Net ratio of expenses to average net assets (%) (c)	0.61	0.60	0.60	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	1.21	0.96	0.50	0.86	0.97
Portfolio turnover rate (%)	17	22	36	34	19
Net assets, end of period (in millions)	$186.2	$161.9	$206.8	$189.3	$166.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-30

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-31

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $99,409,590, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(139,576,988)	$—	$—	$—	$(139,576,988)
Mutual Funds	(1,760,979)	—	—	—	(1,760,979)
Total Borrowings	$(141,337,967)	$—	$—	$—	$(141,337,967)
Gross amount of recognized liabilities for securities lending transactions					$(141,337,967)

BHFTII-32

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$1,542,521

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$86,151

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,798,021

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,710,493

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTII-33

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$137,697,021	$0	$181,256,698

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $2,038,247.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2023 were $294,590.

BHFTII-34

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$810,111,936

Gross unrealized appreciation	321,534,793
Gross unrealized (depreciation)	(114,293,919)

Net unrealized appreciation (depreciation)	$207,240,874

BHFTII-35

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$10,026,275	$24,200,005	$14,544,513	$142,562,917	$24,570,788	$166,762,922

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,594,092	$29,094,138	$207,240,875	$—	$247,929,105

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-36

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Russell 2000 Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Russell 2000 Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-37

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-38

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-39

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-40

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-41

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MetLife Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-42

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fee was below the Expense Group median, equal to the Expense Universe Median, and above the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTII-43

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned 25.94%, 25.63%, 25.80%, 25.74%, and 25.56%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned 26.29%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed in 2023 on signals that the U.S. Federal Reserve (the “Fed”) would begin cutting interest rates in 2024. Equity investors remained hopeful that the Fed would be able to navigate a soft landing as they slowed the pace of quantitative tightening. Other factors that supported the equity markets included a healthy job market, better than expected macroeconomic data, and strong corporate earnings. Some of the fears that concerned equity investors included rising risks of recession and the effect that high bond yields would have on the economy. In addition, continued high inflation and rising geopolitical risk from the wars in Ukraine and Israel weighed on equity markets.

During the year, the Federal Open Market Committee (the “FOMC”) met eight times. In December, the FOMC decided to maintain the target range for the Federal Funds Rate at 5.25% to 5.50%. The FOMC stated that the growth of economic activity had slowed from its strong pace in the third quarter, and inflation had eased over the past year but remained elevated. The FOMC seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Nine of the eleven sectors comprising the S&P 500 Index experienced positive returns for the year. Information Technology (25.7% beginning weight in the benchmark), up 57.8%, was the best-performing sector and had the largest positive impact on the benchmark return. Communication Services (7.3% beginning weight), up 55.8%, and Consumer Discretionary (9.8% beginning weight), up 42.4%, were the next best-performing sectors. Utilities (3.2% beginning weight), down 7.1%, and Energy (5.2% beginning weight), down 1.3%, were the worst-performing sectors.

The stocks with the largest positive impact to the benchmark return for the year were NVIDIA, up 239.0%; Microsoft, up 58.2%; and Apple, up 49.0%. The stocks with the largest negative impact were Pfizer, down 41.2%; NextEra Energy, down 25.3%; and Chevron, down 13.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the S&P 500 Index by owning all the components of the Index at their respective index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	25.94	15.39	11.75	—
Class B	25.63	15.10	11.47	—
Class D	25.80	15.27	11.64	—
Class E	25.74	15.21	11.58	—
Class G	25.56	15.05	—	11.21
S&P 500 Index	26.29	15.69	12.03	—

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Apple, Inc.	7.0
Microsoft Corp.	6.9
Amazon.com, Inc.	3.4
NVIDIA Corp.	3.0
Alphabet, Inc. - Class A	2.0
Meta Platforms, Inc. - Class A	1.9
Alphabet, Inc. - Class C	1.7
Tesla, Inc.	1.7
Berkshire Hathaway, Inc. - Class B	1.6
JPMorgan Chase & Co.	1.2

Top Sectors

% of Net Assets
Information Technology	28.6
Financials	13.5
Health Care	12.5
Consumer Discretionary	10.8
Industrials	8.7
Communication Services	8.5
Consumer Staples	6.1
Energy	3.9
Real Estate	2.5
Materials	2.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.26%	$1,000.00	$1,079.00	$1.36
	Hypothetical*	0.26%	$1,000.00	$1,023.90	$1.33

Class B (a)	Actual	0.51%	$1,000.00	$1,077.50	$2.67
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class D (a)	Actual	0.36%	$1,000.00	$1,078.40	$1.89
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class E (a)	Actual	0.41%	$1,000.00	$1,078.00	$2.15
	Hypothetical*	0.41%	$1,000.00	$1,023.14	$2.09

Class G (a)	Actual	0.56%	$1,000.00	$1,077.20	$2.93
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Axon Enterprise, Inc. (a)	12,991	$3,355,965
Boeing Co. (a)	104,885	27,339,324
General Dynamics Corp.	41,776	10,847,974
Howmet Aerospace, Inc.	72,143	3,904,379
Huntington Ingalls Industries, Inc.	7,326	1,902,123
L3Harris Technologies, Inc.	34,958	7,362,854
Lockheed Martin Corp.	40,725	18,458,199
Northrop Grumman Corp.	26,143	12,238,584
RTX Corp.	265,201	22,314,012
Textron, Inc.	36,150	2,907,183
TransDigm Group, Inc.	10,202	10,320,343

		120,950,940

Air Freight & Logistics—0.5%
C.H. Robinson Worldwide, Inc.	21,514	1,858,594
Expeditors International of Washington, Inc.	26,815	3,410,868
FedEx Corp.	42,661	10,791,953
United Parcel Service, Inc. - Class B	133,395	20,973,696

		37,035,111

Automobile Components—0.1%
Aptiv PLC (a) (b)	52,170	4,680,693
BorgWarner, Inc. (b)	43,352	1,554,169

		6,234,862

Automobiles—2.0%
Ford Motor Co. (b)	725,224	8,840,481
General Motors Co. (b)	252,582	9,072,745
Tesla, Inc. (a)	510,090	126,747,163

		144,660,389

Banks—3.2%
Bank of America Corp.	1,269,837	42,755,412
Citigroup, Inc.	352,990	18,157,805
Citizens Financial Group, Inc.	85,988	2,849,642
Comerica, Inc. (b)	24,322	1,357,411
Fifth Third Bancorp (b)	125,604	4,332,082
Huntington Bancshares, Inc.	267,078	3,397,232
JPMorgan Chase & Co.	533,208	90,698,681
KeyCorp	172,680	2,486,592
M&T Bank Corp.	30,609	4,195,882
PNC Financial Services Group, Inc.	73,468	11,376,520
Regions Financial Corp.	171,538	3,324,406
Truist Financial Corp. (b)	245,977	9,081,471
U.S. Bancorp (b)	287,168	12,428,631
Wells Fargo & Co.	669,808	32,967,950
Zions Bancorp NA (b)	27,324	1,198,704

		240,608,421

Beverages—1.5%
Brown-Forman Corp. - Class B (b)	33,748	1,927,011
Coca-Cola Co.	717,656	42,291,468
Constellation Brands, Inc. - Class A	29,809	7,206,326
Keurig Dr Pepper, Inc.	185,691	6,187,224

Beverages—(Continued)
Molson Coors Beverage Co. - Class B	34,151	2,090,383
Monster Beverage Corp. (a)	136,245	7,849,074
PepsiCo, Inc.	253,575	43,067,178

		110,618,664

Biotechnology—2.0%
AbbVie, Inc.	325,630	50,462,881
Amgen, Inc. (b)	98,706	28,429,302
Biogen, Inc. (a)	26,724	6,915,370
Gilead Sciences, Inc.	229,815	18,617,313
Incyte Corp. (a)	34,307	2,154,137
Moderna, Inc. (a)	61,180	6,084,351
Regeneron Pharmaceuticals, Inc. (a)	19,759	17,354,132
Vertex Pharmaceuticals, Inc. (a)	47,526	19,337,854

		149,355,340

Broadline Retail—3.5%
Amazon.com, Inc. (a)	1,677,258	254,842,580
eBay, Inc.	95,722	4,175,394
Etsy, Inc. (a) (b)	22,085	1,789,989

		260,807,963

Building Products—0.5%
A.O. Smith Corp.	22,654	1,867,596
Allegion PLC (b)	16,191	2,051,238
Builders FirstSource, Inc. (a)	22,759	3,799,387
Carrier Global Corp. (b)	154,751	8,890,445
Johnson Controls International PLC	125,475	7,232,379
Masco Corp.	41,406	2,773,374
Trane Technologies PLC	42,125	10,274,287

		36,888,706

Capital Markets—3.0%
Ameriprise Financial, Inc.	18,664	7,089,147
Bank of New York Mellon Corp.	141,845	7,383,032
BlackRock, Inc.	25,791	20,937,134
Blackstone, Inc.	131,050	17,157,066
Cboe Global Markets, Inc.	19,468	3,476,206
Charles Schwab Corp.	274,481	18,884,293
CME Group, Inc.	66,395	13,982,787
FactSet Research Systems, Inc.	7,007	3,342,689
Franklin Resources, Inc. (b)	51,995	1,548,931
Goldman Sachs Group, Inc.	60,147	23,202,908
Intercontinental Exchange, Inc.	105,564	13,557,585
Invesco Ltd.	82,914	1,479,186
MarketAxess Holdings, Inc.	6,991	2,047,314
Moody’s Corp.	29,027	11,336,785
Morgan Stanley	233,093	21,735,922
MSCI, Inc.	14,588	8,251,702
Nasdaq, Inc.	62,784	3,650,262
Northern Trust Corp.	38,185	3,222,050
Raymond James Financial, Inc.	34,659	3,864,479
S&P Global, Inc. (b)	59,758	26,324,594
State Street Corp.	56,914	4,408,559

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
T. Rowe Price Group, Inc.	41,216	$4,438,551

		221,321,182

Chemicals—1.6%
Air Products & Chemicals, Inc.	40,972	11,218,134
Albemarle Corp. (b)	21,644	3,127,125
Celanese Corp. (b)	18,470	2,869,684
CF Industries Holdings, Inc. (b)	35,237	2,801,341
Corteva, Inc.	129,977	6,228,498
Dow, Inc.	129,363	7,094,267
DuPont de Nemours, Inc.	79,315	6,101,703
Eastman Chemical Co.	21,867	1,964,094
Ecolab, Inc.	46,805	9,283,772
FMC Corp. (b)	23,010	1,450,780
International Flavors & Fragrances, Inc.	47,082	3,812,230
Linde PLC	89,432	36,730,617
LyondellBasell Industries NV - Class A	47,261	4,493,576
Mosaic Co.	60,280	2,153,804
PPG Industries, Inc.	43,490	6,503,929
Sherwin-Williams Co.	43,433	13,546,753

		119,380,307

Commercial Services & Supplies—0.6%
Cintas Corp.	15,968	9,623,275
Copart, Inc. (a)	161,154	7,896,546
Republic Services, Inc.	37,719	6,220,240
Rollins, Inc.	51,779	2,261,189
Veralto Corp. (b)	40,431	3,325,854
Waste Management, Inc. (b)	67,600	12,107,160

		41,434,264

Communications Equipment—0.8%
Arista Networks, Inc. (a)	46,476	10,945,563
Cisco Systems, Inc.	747,068	37,741,875
F5, Inc. (a)	11,012	1,970,928
Juniper Networks, Inc.	58,810	1,733,719
Motorola Solutions, Inc.	30,611	9,583,998

		61,976,083

Construction & Engineering—0.1%
Quanta Services, Inc.	26,796	5,782,577

Construction Materials—0.2%
Martin Marietta Materials, Inc.	11,399	5,687,075
Vulcan Materials Co.	24,507	5,563,334

		11,250,409

Consumer Finance—0.5%
American Express Co.	106,182	19,892,136
Capital One Financial Corp.	70,242	9,210,131
Discover Financial Services (b)	46,119	5,183,775
Synchrony Financial (b)	76,320	2,914,661

		37,200,703

Consumer Staples Distribution & Retail—1.8%
Costco Wholesale Corp.	81,658	53,900,813
Dollar General Corp.	40,479	5,503,120
Dollar Tree, Inc. (a) (b)	38,548	5,475,743
Kroger Co.	122,054	5,579,088
Sysco Corp. (b)	92,993	6,800,578
Target Corp.	85,136	12,125,069
Walgreens Boots Alliance, Inc. (b)	132,250	3,453,048
Walmart, Inc.	263,104	41,478,346

		134,315,805

Containers & Packaging—0.2%
Amcor PLC	266,574	2,569,773
Avery Dennison Corp. (b)	14,853	3,002,682
Ball Corp. (b)	58,153	3,344,961
International Paper Co.	63,818	2,307,021
Packaging Corp. of America (b)	16,530	2,692,902
Westrock Co.	47,290	1,963,481

		15,880,820

Distributors—0.1%
Genuine Parts Co.	25,857	3,581,194
LKQ Corp.	49,354	2,358,628
Pool Corp. (b)	7,134	2,844,397

		8,784,219

Diversified Telecommunication Services—0.7%
AT&T, Inc.	1,318,726	22,128,222
Verizon Communications, Inc.	775,391	29,232,241

		51,360,463

Electric Utilities—1.5%
Alliant Energy Corp. (b)	47,064	2,414,383
American Electric Power Co., Inc.	96,990	7,877,528
Constellation Energy Corp.	58,905	6,885,406
Duke Energy Corp. (b)	142,147	13,793,945
Edison International	70,692	5,053,771
Entergy Corp.	39,003	3,946,714
Evergy, Inc. (b)	42,369	2,211,662
Eversource Energy	64,428	3,976,496
Exelon Corp.	183,595	6,591,061
FirstEnergy Corp.	95,249	3,491,828
NextEra Energy, Inc.	378,410	22,984,623
NRG Energy, Inc. (b)	41,639	2,152,736
PG&E Corp.	393,497	7,094,751
Pinnacle West Capital Corp.	20,914	1,502,462
PPL Corp.	135,952	3,684,299
Southern Co.	201,150	14,104,638
Xcel Energy, Inc.	101,775	6,300,890

		114,067,193

Electrical Equipment—0.6%
AMETEK, Inc.	42,567	7,018,873
Eaton Corp. PLC	73,645	17,735,189
Emerson Electric Co.	105,147	10,233,957
Generac Holdings, Inc. (a) (b)	11,330	1,464,289

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Hubbell, Inc.	9,892	$3,253,776
Rockwell Automation, Inc.	21,150	6,566,652

		46,272,736

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	110,350	10,938,995
CDW Corp.	24,707	5,616,395
Corning, Inc.	141,621	4,312,359
Jabil, Inc.	23,597	3,006,258
Keysight Technologies, Inc. (a)	32,751	5,210,357
TE Connectivity Ltd.	57,319	8,053,320
Teledyne Technologies, Inc. (a)	8,703	3,884,062
Trimble, Inc. (a) (b)	45,881	2,440,869
Zebra Technologies Corp. - Class A (a) (b)	9,473	2,589,255

		46,051,870

Energy Equipment & Services—0.4%
Baker Hughes Co.	185,586	6,343,330
Halliburton Co.	165,080	5,967,642
Schlumberger NV	263,460	13,710,458

		26,021,430

Entertainment—1.2%
Electronic Arts, Inc.	45,142	6,175,877
Live Nation Entertainment, Inc. (a) (b)	26,169	2,449,418
Netflix, Inc. (a)	80,724	39,302,901
Take-Two Interactive Software, Inc. (a)	29,171	4,695,073
Walt Disney Co.	337,478	30,470,889
Warner Bros Discovery, Inc. (a)	409,282	4,657,629

		87,751,787

Financial Services—4.1%
Berkshire Hathaway, Inc. - Class B (a)	335,572	119,685,110
Fidelity National Information Services, Inc.	109,275	6,564,149
Fiserv, Inc. (a)	110,696	14,704,857
FleetCor Technologies, Inc. (a)	13,317	3,763,517
Global Payments, Inc.	48,025	6,099,175
Jack Henry & Associates, Inc. (b)	13,432	2,194,923
Mastercard, Inc. - Class A	152,730	65,140,872
PayPal Holdings, Inc. (a) (b)	198,848	12,211,256
Visa, Inc. - Class A (b)	293,992	76,540,817

		306,904,676

Food Products—0.9%
Archer-Daniels-Midland Co. (b)	98,375	7,104,642
Bunge Global SA	26,796	2,705,056
Campbell Soup Co. (b)	36,229	1,566,180
Conagra Brands, Inc.	88,154	2,526,494
General Mills, Inc.	107,209	6,983,594
Hershey Co.	27,644	5,153,947
Hormel Foods Corp.	53,419	1,715,284
J.M. Smucker Co.	19,574	2,473,762
Kellanova	48,643	2,719,630
Kraft Heinz Co.	147,042	5,437,613
Lamb Weston Holdings, Inc.	26,729	2,889,138

Food Products—(Continued)
McCormick & Co., Inc. (b)	46,347	3,171,062
Mondelez International, Inc. - Class A	250,911	18,173,484
Tyson Foods, Inc. - Class A (b)	52,607	2,827,626

		65,447,512

Gas Utilities—0.0%
Atmos Energy Corp. (b)	27,388	3,174,269

Ground Transportation—1.1%
CSX Corp.	364,471	12,636,209
J.B. Hunt Transport Services, Inc.	15,028	3,001,693
Norfolk Southern Corp. (b)	41,708	9,858,937
Old Dominion Freight Line, Inc. (b)	16,502	6,688,756
Uber Technologies, Inc. (a)	379,544	23,368,524
Union Pacific Corp.	112,432	27,615,548

		83,169,667

Health Care Equipment & Supplies—2.6%
Abbott Laboratories	320,063	35,229,334
Align Technology, Inc. (a) (b)	13,137	3,599,538
Baxter International, Inc.	93,569	3,617,377
Becton Dickinson & Co.	53,507	13,046,612
Boston Scientific Corp. (a)	270,056	15,611,937
Cooper Cos., Inc.	9,134	3,456,671
Dentsply Sirona, Inc. (b)	39,074	1,390,644
DexCom, Inc. (a) (b)	71,261	8,842,777
Edwards Lifesciences Corp. (a)	111,860	8,529,325
GE HealthCare Technologies, Inc. (a) (b)	72,208	5,583,123
Hologic, Inc. (a)	45,176	3,227,825
IDEXX Laboratories, Inc. (a)	15,326	8,506,696
Insulet Corp. (a) (b)	12,879	2,794,485
Intuitive Surgical, Inc. (a)	64,935	21,906,472
Medtronic PLC	245,399	20,215,970
ResMed, Inc. (b)	27,129	4,666,731
STERIS PLC (b)	18,222	4,006,107
Stryker Corp.	62,359	18,674,026
Teleflex, Inc. (b)	8,667	2,161,030
Zimmer Biomet Holdings, Inc.	38,543	4,690,683

		189,757,363

Health Care Providers & Services—2.8%
Cardinal Health, Inc.	45,457	4,582,066
Cencora, Inc. (b)	30,747	6,314,819
Centene Corp. (a)	98,526	7,311,614
Cigna Group	53,970	16,161,317
CVS Health Corp.	236,890	18,704,834
DaVita, Inc. (a)	9,935	1,040,791
Elevance Health, Inc.	43,335	20,435,053
HCA Healthcare, Inc.	36,531	9,888,211
Henry Schein, Inc. (a) (b)	24,084	1,823,400
Humana, Inc.	22,706	10,395,034
Laboratory Corp. of America Holdings (b)	15,659	3,559,134
McKesson Corp.	24,542	11,362,455
Molina Healthcare, Inc. (a)	10,753	3,885,166
Quest Diagnostics, Inc.	20,737	2,859,218
UnitedHealth Group, Inc.	170,590	89,810,517

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Universal Health Services, Inc. - Class B	11,251	$1,715,102

		209,848,731

Health Care REITs—0.2%
Healthpeak Properties, Inc.	100,900	1,997,820
Ventas, Inc.	74,213	3,698,776
Welltower, Inc.	102,080	9,204,554

		14,901,150

Hotel & Resort REITs—0.0%
Host Hotels & Resorts, Inc. (b)	130,108	2,533,203

Hotels, Restaurants & Leisure—2.2%
Airbnb, Inc. - Class A (a)	80,182	10,915,977
Booking Holdings, Inc. (a)	6,435	22,826,361
Caesars Entertainment, Inc. (a) (b)	39,785	1,865,121
Carnival Corp. (a) (b)	185,820	3,445,103
Chipotle Mexican Grill, Inc. (a)	5,062	11,576,591
Darden Restaurants, Inc. (b)	22,190	3,645,817
Domino’s Pizza, Inc.	6,433	2,651,876
Expedia Group, Inc. (a) (b)	24,590	3,732,516
Hilton Worldwide Holdings, Inc.	47,297	8,612,311
Las Vegas Sands Corp. (b)	68,084	3,350,414
Marriott International, Inc. - Class A (b)	45,500	10,260,705
McDonald’s Corp.	133,780	39,667,108
MGM Resorts International	50,400	2,251,872
Norwegian Cruise Line Holdings Ltd. (a) (b)	78,464	1,572,418
Royal Caribbean Cruises Ltd. (a) (b)	43,478	5,629,966
Starbucks Corp.	210,737	20,232,859
Wynn Resorts Ltd.	17,706	1,613,194
Yum! Brands, Inc.	51,699	6,754,991

		160,605,200

Household Durables—0.4%
DR Horton, Inc.	55,582	8,447,352
Garmin Ltd. (b)	28,230	3,628,684
Lennar Corp. - Class A	46,137	6,876,259
Mohawk Industries, Inc. (a)	9,748	1,008,918
NVR, Inc. (a)	587	4,109,264
PulteGroup, Inc.	39,763	4,104,337
Whirlpool Corp. (b)	10,116	1,231,825

		29,406,639

Household Products—1.2%
Church & Dwight Co., Inc. (b)	45,441	4,296,901
Clorox Co.	22,870	3,261,033
Colgate-Palmolive Co.	151,860	12,104,761
Kimberly-Clark Corp.	62,328	7,573,475
Procter & Gamble Co.	434,696	63,700,352

		90,936,522

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (b)	123,504	2,377,452

Industrial Conglomerates—0.8%
3M Co.	101,867	11,136,100
General Electric Co.	200,738	25,620,191
Honeywell International, Inc.	121,590	25,498,639

		62,254,930

Industrial REITs—0.3%
Prologis, Inc.	170,414	22,716,186

Insurance—2.0%
Aflac, Inc.	98,080	8,091,600
Allstate Corp.	48,264	6,755,995
American International Group, Inc.	129,481	8,772,338
Aon PLC - Class A	36,927	10,746,495
Arch Capital Group Ltd. (a)	68,826	5,111,707
Arthur J. Gallagher & Co.	39,820	8,954,722
Assurant, Inc. (b)	9,699	1,634,184
Brown & Brown, Inc.	43,566	3,097,978
Chubb Ltd.	75,247	17,005,822
Cincinnati Financial Corp.	28,939	2,994,029
Everest Group Ltd.	8,005	2,830,408
Globe Life, Inc.	15,796	1,922,689
Hartford Financial Services Group, Inc.	55,473	4,458,920
Loews Corp.	33,764	2,349,637
Marsh & McLennan Cos., Inc.	90,940	17,230,402
MetLife, Inc. (c)	114,675	7,583,458
Principal Financial Group, Inc.	40,454	3,182,516
Progressive Corp.	107,903	17,186,790
Prudential Financial, Inc.	66,581	6,905,115
Travelers Cos., Inc.	42,125	8,024,391
W.R. Berkley Corp.	37,573	2,657,163
Willis Towers Watson PLC	19,045	4,593,654

		152,090,013

Interactive Media & Services—5.8%
Alphabet, Inc. - Class A (a)	1,091,496	152,471,076
Alphabet, Inc. - Class C (a) (d)	918,633	129,462,949
Match Group, Inc. (a)	50,132	1,829,818
Meta Platforms, Inc. - Class A (a)	409,377	144,903,083

		428,666,926

IT Services—1.2%
Accenture PLC - Class A	115,755	40,619,587
Akamai Technologies, Inc. (a) (b)	27,818	3,292,260
Cognizant Technology Solutions Corp. - Class A	92,478	6,984,863
EPAM Systems, Inc. (a)	10,642	3,164,292
Gartner, Inc. (a)	14,377	6,485,609
International Business Machines Corp.	168,412	27,543,783
VeriSign, Inc. (a)	16,383	3,374,243

		91,464,637

Leisure Products—0.0%
Hasbro, Inc. (b)	24,053	1,228,146

Life Sciences Tools & Services—1.4%
Agilent Technologies, Inc.	53,963	7,502,476

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
Bio-Rad Laboratories, Inc. - Class A (a)	3,861	$1,246,678
Bio-Techne Corp. (b)	29,168	2,250,603
Charles River Laboratories International, Inc. (a)	9,461	2,236,580
Danaher Corp.	121,294	28,060,154
Illumina, Inc. (a)	29,288	4,078,061
IQVIA Holdings, Inc. (a) (b)	33,774	7,814,628
Mettler-Toledo International, Inc. (a)	4,000	4,851,840
Revvity, Inc. (b)	22,760	2,487,896
Thermo Fisher Scientific, Inc.	71,261	37,824,626
Waters Corp. (a) (b)	10,905	3,590,253
West Pharmaceutical Services, Inc.	13,647	4,805,382

		106,749,177

Machinery—1.8%
Caterpillar, Inc. (b)	94,089	27,819,295
Cummins, Inc.	26,143	6,263,078
Deere & Co.	49,400	19,753,578
Dover Corp.	25,800	3,968,298
Fortive Corp.	64,817	4,772,476
IDEX Corp.	13,948	3,028,250
Illinois Tool Works, Inc.	50,500	13,227,970
Ingersoll Rand, Inc.	74,659	5,774,127
Nordson Corp.	9,990	2,638,958
Otis Worldwide Corp.	75,482	6,753,375
PACCAR, Inc.	96,474	9,420,686
Parker-Hannifin Corp.	23,696	10,916,747
Pentair PLC	30,487	2,216,710
Snap-on, Inc.	9,735	2,811,857
Stanley Black & Decker, Inc.	28,276	2,773,876
Westinghouse Air Brake Technologies Corp.	33,043	4,193,157
Xylem, Inc.	44,463	5,084,789

		131,417,227

Media—0.7%
Charter Communications, Inc. - Class A (a) (b)	18,552	7,210,791
Comcast Corp. - Class A	740,630	32,476,625
Fox Corp. - Class A (b)	45,597	1,352,863
Fox Corp. - Class B	24,331	672,752
Interpublic Group of Cos., Inc. (b)	70,640	2,305,690
News Corp. - Class A (b)	70,192	1,723,214
News Corp. - Class B (b)	21,174	544,595
Omnicom Group, Inc.	36,506	3,158,134
Paramount Global - Class B	88,982	1,316,044

		50,760,708

Metals & Mining—0.4%
Freeport-McMoRan, Inc.	264,478	11,258,828
Newmont Corp.	212,561	8,797,900
Nucor Corp. (b)	45,341	7,891,148
Steel Dynamics, Inc. (b)	28,054	3,313,177

		31,261,053

Multi-Utilities—0.7%
Ameren Corp.	48,496	3,508,201
CenterPoint Energy, Inc. (b)	116,420	3,326,119

Multi-Utilities—(Continued)
CMS Energy Corp. (b)	53,812	3,124,863
Consolidated Edison, Inc.	63,671	5,792,151
Dominion Energy, Inc.	154,336	7,253,792
DTE Energy Co.	38,026	4,192,747
NiSource, Inc.	76,219	2,023,614
Public Service Enterprise Group, Inc.	91,907	5,620,113
Sempra	116,071	8,673,986
WEC Energy Group, Inc.	58,177	4,896,758

		48,412,344

Office REITs—0.1%
Alexandria Real Estate Equities, Inc. (b)	28,845	3,656,681
Boston Properties, Inc. (b)	26,629	1,868,557

		5,525,238

Oil, Gas & Consumable Fuels—3.5%
APA Corp.	56,570	2,029,732
Chevron Corp. (b)	323,798	48,297,710
ConocoPhillips	219,001	25,419,446
Coterra Energy, Inc.	138,731	3,540,415
Devon Energy Corp.	118,168	5,353,010
Diamondback Energy, Inc.	33,011	5,119,346
EOG Resources, Inc.	107,554	13,008,656
EQT Corp. (b)	75,864	2,932,902
Exxon Mobil Corp.	738,793	73,864,524
Hess Corp.	50,986	7,350,142
Kinder Morgan, Inc.	356,666	6,291,588
Marathon Oil Corp.	107,941	2,607,855
Marathon Petroleum Corp.	70,030	10,389,651
Occidental Petroleum Corp. (b)	121,779	7,271,424
ONEOK, Inc.	107,443	7,544,647
Phillips 66	81,144	10,803,512
Pioneer Natural Resources Co.	43,031	9,676,811
Targa Resources Corp.	41,124	3,572,442
Valero Energy Corp.	62,792	8,162,960
Williams Cos., Inc.	224,367	7,814,703

		261,051,476

Passenger Airlines—0.2%
American Airlines Group, Inc. (a) (b)	120,536	1,656,165
Delta Air Lines, Inc.	118,678	4,774,416
Southwest Airlines Co. (b)	109,945	3,175,211
United Airlines Holdings, Inc. (a)	60,491	2,495,859

		12,101,651

Personal Care Products—0.2%
Estee Lauder Cos., Inc. - Class A	42,845	6,266,081
Kenvue, Inc.	317,875	6,843,849

		13,109,930

Pharmaceuticals—3.7%
Bristol-Myers Squibb Co.	375,284	19,255,822
Catalent, Inc. (a) (b)	33,248	1,493,833
Eli Lilly & Co.	147,073	85,731,793
Johnson & Johnson	443,990	69,590,993

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Merck & Co., Inc.	467,367	$50,952,350
Pfizer, Inc.	1,041,406	29,982,079
Viatris, Inc.	221,263	2,396,278
Zoetis, Inc.	84,677	16,712,699

		276,115,847

Professional Services—0.7%
Automatic Data Processing, Inc.	75,860	17,673,104
Broadridge Financial Solutions, Inc.	21,698	4,464,364
Ceridian HCM Holding, Inc. (a) (b)	28,768	1,930,908
Equifax, Inc. (b)	22,726	5,619,913
Jacobs Solutions, Inc.	23,223	3,014,345
Leidos Holdings, Inc.	25,361	2,745,075
Paychex, Inc.	59,295	7,062,627
Paycom Software, Inc.	9,046	1,869,989
Robert Half, Inc.	19,530	1,717,078
Verisk Analytics, Inc.	26,748	6,389,027

		52,486,430

Real Estate Management & Development—0.2%
CBRE Group, Inc. - Class A (a)	56,215	5,233,054
CoStar Group, Inc. (a)	75,317	6,581,953

		11,815,007

Residential REITs—0.3%
AvalonBay Communities, Inc. (b)	26,193	4,903,853
Camden Property Trust	19,692	1,955,219
Equity Residential	63,732	3,897,849
Essex Property Trust, Inc. (b)	11,838	2,935,114
Invitation Homes, Inc.	106,095	3,618,900
Mid-America Apartment Communities, Inc.	21,521	2,893,714
UDR, Inc.	55,813	2,137,080

		22,341,729

Retail REITs—0.3%
Federal Realty Investment Trust	13,548	1,396,121
Kimco Realty Corp.	122,651	2,613,693
Realty Income Corp. (b)	133,518	7,666,604
Regency Centers Corp.	30,298	2,029,966
Simon Property Group, Inc.	60,170	8,582,649

		22,289,033

Semiconductors & Semiconductor Equipment—8.1%
Advanced Micro Devices, Inc. (a)	297,989	43,926,558
Analog Devices, Inc.	91,907	18,249,054
Applied Materials, Inc.	154,287	25,005,294
Broadcom, Inc.	80,958	90,369,367
Enphase Energy, Inc. (a)	25,185	3,327,946
First Solar, Inc. (a) (b)	19,706	3,394,950
Intel Corp.	777,585	39,073,646
KLA Corp.	25,071	14,573,772
Lam Research Corp.	24,308	19,039,484
Microchip Technology, Inc.	99,788	8,998,882
Micron Technology, Inc.	202,517	17,282,801
Monolithic Power Systems, Inc.	8,837	5,574,203

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp.	455,559	225,601,928
NXP Semiconductors NV	47,541	10,919,217
ON Semiconductor Corp. (a) (b)	79,436	6,635,289
Qorvo, Inc. (a)	17,954	2,021,800
QUALCOMM, Inc.	205,278	29,689,357
Skyworks Solutions, Inc.	29,397	3,304,811
Teradyne, Inc. (b)	28,196	3,059,830
Texas Instruments, Inc.	167,506	28,553,073

		598,601,262

Software—10.7%
Adobe, Inc. (a)	83,974	50,098,888
ANSYS, Inc. (a)	16,007	5,808,620
Autodesk, Inc. (a) (b)	39,426	9,599,443
Cadence Design Systems, Inc. (a)	50,178	13,666,982
Fair Isaac Corp. (a)	4,559	5,306,722
Fortinet, Inc. (a)	117,553	6,880,377
Gen Digital, Inc.	103,990	2,373,052
Intuit, Inc.	51,690	32,307,801
Microsoft Corp.	1,370,783	515,469,239
Oracle Corp.	293,040	30,895,207
Palo Alto Networks, Inc. (a)	57,326	16,904,291
PTC, Inc. (a)	21,917	3,834,598
Roper Technologies, Inc.	19,702	10,740,939
Salesforce, Inc. (a)	179,457	47,222,315
ServiceNow, Inc. (a)	37,810	26,712,387
Synopsys, Inc. (a)	28,050	14,443,226
Tyler Technologies, Inc. (a)	7,761	3,245,029

		795,509,116

Specialized REITs—1.1%
American Tower Corp.	85,978	18,560,931
Crown Castle, Inc.	80,045	9,220,384
Digital Realty Trust, Inc. (b)	55,857	7,517,235
Equinix, Inc.	17,316	13,946,133
Extra Space Storage, Inc.	38,967	6,247,579
Iron Mountain, Inc. (b)	53,853	3,768,633
Public Storage	29,188	8,902,340
SBA Communications Corp. (b)	19,898	5,047,924
VICI Properties, Inc.	190,805	6,082,863
Weyerhaeuser Co.	134,639	4,681,398

		83,975,420

Specialty Retail—2.0%
AutoZone, Inc. (a)	3,253	8,410,989
Bath & Body Works, Inc. (b)	41,937	1,810,001
Best Buy Co., Inc.	35,725	2,796,553
CarMax, Inc. (a) (b)	29,264	2,245,719
Home Depot, Inc.	184,449	63,920,801
Lowe’s Cos., Inc.	106,441	23,688,445
O’Reilly Automotive, Inc. (a)	10,912	10,367,273
Ross Stores, Inc.	62,456	8,643,286
TJX Cos., Inc.	211,010	19,794,848
Tractor Supply Co. (b)	19,940	4,287,698
Ulta Beauty, Inc. (a)	9,080	4,449,109

		150,414,722

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—7.2%
Apple, Inc.	2,696,389	$519,135,774
Hewlett Packard Enterprise Co.	236,607	4,017,587
HP, Inc.	160,400	4,826,436
NetApp, Inc.	38,508	3,394,865
Seagate Technology Holdings PLC (b)	35,880	3,063,076
Western Digital Corp. (a)	59,802	3,131,831

		537,569,569

Textiles, Apparel & Luxury Goods—0.5%
Lululemon Athletica, Inc. (a)	21,239	10,859,288
NIKE, Inc. - Class B	225,753	24,510,003
Ralph Lauren Corp. (b)	7,331	1,057,130
Tapestry, Inc. (b)	42,270	1,555,959
VF Corp. (b)	60,965	1,146,142

		39,128,522

Tobacco—0.5%
Altria Group, Inc.	326,203	13,159,029
Philip Morris International, Inc.	286,320	26,936,986

		40,096,015

Trading Companies & Distributors—0.3%
Fastenal Co.	105,389	6,826,045
United Rentals, Inc. (b)	12,502	7,168,897
WW Grainger, Inc.	8,148	6,752,166

		20,747,108

Water Utilities—0.1%
American Water Works Co., Inc.	35,910	4,739,761

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (b)	93,850	15,046,971

Total Common Stocks (Cost $2,578,689,014)		7,384,760,782

Mutual Funds—0.6%

Investment Company Securities—0.6%
SPDR S&P 500 ETF Trust (b) (Cost $42,410,202)	97,100	46,152,601

Short-Term Investment—0.1%

U.S. Treasury—0.1%
U.S. Treasury Bill 5.210%, 02/06/24 (e)	9,750,000	9,699,955

Total Short-Term Investments (Cost $9,698,774)		9,699,955

Securities Lending Reinvestments (f)—2.5%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.6%
Bank of America NA 5.730%, SOFR + 0.340%, 03/08/24 (g)	5,000,000	5,001,145
Bank of Montreal 5.950%, SOFR + 0.550%, 11/08/24 (g)	2,000,000	2,001,628
BNP Paribas SA 5.760%, SOFR + 0.360%, 04/10/24 (g)	2,000,000	2,000,616
Credit Agricole Corporate & Investment Bank 5.770%, SOFR + 0.370%, 05/01/24 (g)	5,000,000	5,004,590
Mitsubishi UFJ Trust & Banking Corp. Zero Coupon, 03/13/24	5,000,000	4,944,100
MUFG Bank Ltd. (London) Zero Coupon, 06/10/24	1,000,000	975,750
National Westminster Bank PLC Zero Coupon, 04/29/24	1,000,000	981,890
5.880%, 05/02/24	3,000,000	3,004,860
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (g)	5,000,000	5,003,100
Standard Chartered Bank 5.770%, SOFR + 0.370%, 03/12/24 (g)	7,000,000	7,002,899
5.790%, SOFR + 0.390%, 04/19/24 (g)	4,000,000	4,000,000
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (g)	5,000,000	5,006,195

		44,926,773

Commercial Paper—0.1%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (g)	1,000,000	1,000,224
ING U.S. Funding LLC 5.870%, SOFR + 0.480%, 06/13/24 (g)	7,000,000	7,003,808
Old Line Funding LLC 5.560%, 02/09/24	2,000,000	1,987,044

		10,974,414

Repurchase Agreements—1.2%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $13,007,872; collateralized by various Common Stock with an aggregate market value of $14,479,345	13,000,000	13,000,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,901,125; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,939,063	1,900,000	1,900,000
Repurchase Agreement dated 12/29/23 at 5.670%, due on 04/02/24 with a maturity value of $10,149,625; collateralized by various Common Stock with an aggregate market value of $11,143,970	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $10,006,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $10,200,000	10,000,000	$10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $20,603,306; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $20,400,093	20,000,000	20,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $161,707; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $164,844	161,612	161,612
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $2,001,182; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $2,049,564	2,000,000	2,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $15,009,250; collateralized by various Common Stock with an aggregate market value of $16,740,211	15,000,000	15,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $10,005,922; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $10,222,653	10,000,000	10,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $900,533; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $918,000	900,000	900,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $5,003,011; collateralized by various Common Stock with an aggregate market value of $5,514,305	5,000,000	5,000,000

		87,961,612

Time Deposit—0.1%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000

Mutual Funds—0.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (h)	12,065,837	12,065,837
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (h)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (h)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (h)	5,000,000	5,000,000

		37,065,837

Total Securities Lending Reinvestments (Cost $185,899,691)		185,928,636

Total Investments—102.5% (Cost $2,816,697,681)		7,626,541,974
Other assets and liabilities (net)—(2.5)%		(187,388,537)

Net Assets—100.0%		$7,439,153,437

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $257,820,117 and the collateral received consisted of cash in the amount of $185,769,785 and non-cash collateral with a value of $78,541,697. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $16,911,600.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts
Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/15/24	60	USD	14,460,000	$639,951

Glossary Of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$7,384,760,782	$—	$—	$7,384,760,782
Total Mutual Funds*	46,152,601	—	—	46,152,601
Total Short-Term Investment*	—	9,699,955	—	9,699,955
Securities Lending Reinvestments
Certificates of Deposit	—	44,926,773	—	44,926,773
Commercial Paper	—	10,974,414	—	10,974,414
Repurchase Agreements	—	87,961,612	—	87,961,612
Time Deposit	—	5,000,000	—	5,000,000
Mutual Funds	37,065,837	—	—	37,065,837
Total Securities Lending Reinvestments	37,065,837	148,862,799	—	185,928,636
Total Investments	$7,467,979,220	$158,562,754	$—	$7,626,541,974

Collateral for Securities Loaned (Liability)	$—	$(185,769,785)	$—	$(185,769,785)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$639,951	$—	$—	$639,951

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$7,618,958,516
Affiliated investments at value (c)	7,583,458
Cash	3,371,302
Receivable for:
Investments sold	2,858,737
Fund shares sold	171,151
Dividends	7,025,506
Prepaid expenses	26,110

Total Assets	7,639,994,780
Liabilities
Collateral for securities loaned	185,769,785
Payables for:
Investments purchased	177,359
Fund shares redeemed	12,172,079
Variation margin on futures contracts	36,748
Accrued Expenses:
Management fees	1,480,233
Distribution and service fees	441,696
Deferred trustees’ fees	185,577
Other expenses	577,866

Total Liabilities	200,841,343

Net Assets	$7,439,153,437

Net Assets Consist of:
Paid in surplus	$2,148,181,265
Distributable earnings (Accumulated losses)	5,290,972,172

Net Assets	$7,439,153,437

Net Assets
Class A	$5,256,674,728
Class B	1,998,614,688
Class D	44,566,490
Class E	127,229,297
Class G	12,068,234
Capital Shares Outstanding*
Class A	86,661,036
Class B	35,168,580
Class D	737,550
Class E	2,121,366
Class G	212,618
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$60.66
Class B	56.83
Class D	60.43
Class E	59.98
Class G	56.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,812,396,145.
(b)	Includes securities loaned at value of $257,820,117.
(c)	Identified cost of affiliated investments was $4,301,536.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$116,246,223
Dividends from affiliated investments	258,804
Interest	628,198
Securities lending income	1,203,911

Total investment income	118,337,136
Expenses
Management fees	17,536,563
Administration fees	274,372
Custodian and accounting fees	339,110
Distribution and service fees—Class B	4,767,329
Distribution and service fees—Class D	42,136
Distribution and service fees—Class E	184,151
Distribution and service fees—Class G	34,949
Audit and tax services	49,026
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	206,705
Insurance	64,424
Miscellaneous	811,361

Total expenses	24,402,949
Less management fee waiver	(877,194)

Net expenses	23,525,755

Net Investment Income	94,811,381

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	488,368,206
Affiliated investments	389,424
Futures contracts	1,554,581

Net realized gain (loss)	490,312,211

Net change in unrealized appreciation (depreciation) on:
Investments	1,027,790,616
Affiliated investments	(1,293,946)
Futures contracts	1,176,201

Net change in unrealized appreciation (depreciation)	1,027,672,871

Net realized and unrealized gain (loss)	1,517,985,082

Net Increase (Decrease) in Net Assets From Operations	$1,612,796,463

(a)	Net of foreign withholding taxes of $30,239.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$94,811,381	$96,702,297
Net realized gain (loss)	490,312,211	470,932,624
Net change in unrealized appreciation (depreciation)	1,027,672,871	(2,140,430,274)

Increase (decrease) in net assets from operations	1,612,796,463	(1,572,795,353)

From Distributions to Shareholders
Class A	(394,921,310)	(523,222,271)
Class B	(157,894,581)	(209,856,290)
Class D	(3,308,461)	(4,616,007)
Class E	(9,782,094)	(13,361,393)
Class G	(947,670)	(1,417,670)

Total distributions	(566,854,116)	(752,473,631)

Increase (decrease) in net assets from capital share transactions	(176,414,570)	98,868,314

Total increase (decrease) in net assets	869,527,777	(2,226,400,670)

Net Assets
Beginning of period	6,569,625,660	8,796,026,330

End of period	$7,439,153,437	$6,569,625,660

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	3,146,086	$173,762,587	2,899,300	$162,358,051
Reinvestments	7,151,780	394,921,310	10,227,175	523,222,271
Redemptions	(11,660,749)	(651,362,161)	(10,635,824)	(616,395,193)

Net increase (decrease)	(1,362,883)	$(82,678,264)	2,490,651	$69,185,129

Class B
Sales	1,168,610	$61,632,120	1,991,762	$109,929,514
Reinvestments	3,048,158	157,894,581	4,350,255	209,856,290
Redemptions	(5,711,591)	(301,469,356)	(5,159,347)	(287,833,483)

Net increase (decrease)	(1,494,823)	$(81,942,655)	1,182,670	$31,952,321

Class D
Sales	9,745	$546,381	2,641	$153,238
Reinvestments	60,121	3,308,461	90,510	4,616,007
Redemptions	(91,609)	(5,150,935)	(112,530)	(6,391,127)

Net increase (decrease)	(21,743)	$(1,296,093)	(19,379)	$(1,621,882)

Class E
Sales	34,261	$1,935,213	48,836	$2,860,744
Reinvestments	179,028	9,782,094	263,746	13,361,393
Redemptions	(376,829)	(20,900,970)	(270,123)	(15,805,606)

Net increase (decrease)	(163,540)	$(9,183,663)	42,459	$416,531

Class G
Sales	4,622	$245,670	5,776	$322,416
Reinvestments	18,312	947,670	29,424	1,417,670
Redemptions	(47,849)	(2,507,235)	(50,935)	(2,803,871)

Net increase (decrease)	(24,915)	$(1,313,895)	(15,735)	$(1,063,785)

Increase (decrease) derived from capital shares transactions		$(176,414,570)		$98,868,314

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$52.23	$71.87	$60.62	$56.03	$47.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.80	0.82	0.77	0.87	1.02
Net realized and unrealized gain (loss)	12.29	(14.10)	15.72	8.22	13.01

Total income (loss) from investment operations	13.09	(13.28)	16.49	9.09	14.03

Less Distributions
Distributions from net investment income	(0.81)	(0.80)	(1.04)	(1.04)	(1.17)
Distributions from net realized capital gains	(3.85)	(5.56)	(4.20)	(3.46)	(4.08)

Total distributions	(4.66)	(6.36)	(5.24)	(4.50)	(5.25)

Net Asset Value, End of Period	$60.66	$52.23	$71.87	$60.62	$56.03

Total Return (%) (b)	25.94	(18.30)	28.36	18.10	31.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (c)	0.26	0.26	0.26	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	1.42	1.40	1.17	1.63	1.95
Portfolio turnover rate (%)	11	10	12	13	12
Net assets, end of period (in millions)	$5,256.7	$4,597.2	$6,147.5	$5,319.9	$4,933.6

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$49.18	$68.09	$57.69	$53.53	$45.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.62	0.63	0.58	0.71	0.85
Net realized and unrealized gain (loss)	11.55	(13.35)	14.92	7.82	12.45

Total income (loss) from investment operations	12.17	(12.72)	15.50	8.53	13.30

Less Distributions
Distributions from net investment income	(0.67)	(0.63)	(0.90)	(0.91)	(1.03)
Distributions from net realized capital gains	(3.85)	(5.56)	(4.20)	(3.46)	(4.08)

Total distributions	(4.52)	(6.19)	(5.10)	(4.37)	(5.11)

Net Asset Value, End of Period	$56.83	$49.18	$68.09	$57.69	$53.53

Total Return (%) (b)	25.63	(18.51)	28.04	17.83	30.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.51	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.17	1.15	0.92	1.38	1.70
Portfolio turnover rate (%)	11	10	12	13	12
Net assets, end of period (in millions)	$1,998.6	$1,803.1	$2,415.9	$2,158.0	$2,043.2

Please see page 18 for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$52.04	$71.62	$60.43	$55.86	$47.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.74	0.75	0.70	0.82	0.96
Net realized and unrealized gain (loss)	12.25	(14.04)	15.66	8.19	12.98

Total income (loss) from investment operations	12.99	(13.29)	16.36	9.01	13.94

Less Distributions
Distributions from net investment income	(0.75)	(0.73)	(0.97)	(0.98)	(1.11)
Distributions from net realized capital gains	(3.85)	(5.56)	(4.20)	(3.46)	(4.08)

Total distributions	(4.60)	(6.29)	(5.17)	(4.44)	(5.19)

Net Asset Value, End of Period	$60.43	$52.04	$71.62	$60.43	$55.86

Total Return (%) (b)	25.80	(18.38)	28.23	17.99	31.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.36	0.37	0.37
Ratio of net investment income (loss) to average net assets (%)	1.32	1.29	1.07	1.54	1.85
Portfolio turnover rate (%)	11	10	12	13	12
Net assets, end of period (in millions)	$44.6	$39.5	$55.8	$48.1	$48.3

	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$51.68	$71.17	$60.08	$55.56	$46.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.71	0.72	0.67	0.79	0.93
Net realized and unrealized gain (loss)	12.16	(13.96)	15.57	8.14	12.91

Total income (loss) from investment operations	12.87	(13.24)	16.24	8.93	13.84

Less Distributions
Distributions from net investment income	(0.72)	(0.69)	(0.95)	(0.95)	(1.08)
Distributions from net realized capital gains	(3.85)	(5.56)	(4.20)	(3.46)	(4.08)

Total distributions	(4.57)	(6.25)	(5.15)	(4.41)	(5.16)

Net Asset Value, End of Period	$59.98	$51.68	$71.17	$60.08	$55.56

Total Return (%) (b)	25.74	(18.43)	28.17	17.93	30.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (c)	0.41	0.41	0.41	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	1.27	1.25	1.02	1.48	1.80
Portfolio turnover rate (%)	11	10	12	13	12
Net assets, end of period (in millions)	$127.2	$118.1	$159.6	$143.3	$140.2

Please see page 18 for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$49.11	$67.87	$57.51	$53.39	$45.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.59	0.60	0.54	0.68	0.82
Net realized and unrealized gain (loss)	11.53	(13.31)	14.89	7.78	12.44

Total income (loss) from investment operations	12.12	(12.71)	15.43	8.46	13.26

Less Distributions
Distributions from net investment income	(0.62)	(0.49)	(0.87)	(0.88)	(1.03)
Distributions from net realized capital gains	(3.85)	(5.56)	(4.20)	(3.46)	(4.08)

Total distributions	(4.47)	(6.05)	(5.07)	(4.34)	(5.11)

Net Asset Value, End of Period	$56.76	$49.11	$67.87	$57.51	$53.39

Total Return (%) (b)	25.56	(18.55)	27.99	17.74	30.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.12	1.09	0.87	1.33	1.65
Portfolio turnover rate (%)	11	10	12	13	12
Net assets, end of period (in millions)	$12.1	$11.7	$17.2	$23.2	$21.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $87,961,612, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(185,040,406)	$—	$—	$—	$(185,040,406)
Mutual Funds	(729,379)	—	—	—	(729,379)
Total Borrowings	$(185,769,785)	$—	$—	$—	$(185,769,785)
Gross amount of recognized liabilities for securities lending transactions					$(185,769,785)

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$639,951

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,554,581

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,176,201

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$15,822,844

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$758,407,906	$0	$1,397,569,051

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $17,536,563.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2023 were $525,731.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held December 31, 2023
MetLife, Inc.	$9,600,170	$17,668	$(1,129,858)	$389,424	$(1,293,946)	$7,583,458	$258,804	114,675

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,914,244,889

Gross unrealized appreciation	4,910,571,877
Gross unrealized (depreciation)	(198,274,792)

Net unrealized appreciation (depreciation)	$4,712,297,085

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$94,678,546	$104,263,779	$472,175,570	$648,209,852	$566,854,116	$752,473,631

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$98,429,315	$480,431,350	$4,712,297,085	$—	$5,291,157,750

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MetLife Stock Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-26

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-28

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-29

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-30

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2023, and the Board noted management’s explanation of the tracking error between the Portfolio and the Index. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTII-31

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory And Sub-advisory Agreements—(Continued)

Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, E and F shares of the MFS Total Return Portfolio returned 10.40%, 10.13%, 10.24%, and 10.19%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned 26.29% and 5.53%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned 17.67%.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of tighter monetary policy may not be fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the U.S. housing sector slowed as a result of higher mortgage rates. China’s abandonment of its zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.

Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.

Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop during the reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its blended benchmark during the reporting period. Overall, the equity portion of the Portfolio notably underperformed the S&P 500 Index, while the fixed income portion outperformed the Bloomberg U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, an underweight position and stock selection within the Information Technology (“IT”) sector detracted from performance relative to the S&P 500 Index. Within this sector, an underweight position in software giant Microsoft and not owning shares of strong-performing computer graphics processor maker Nvidia and computer and personal electronics maker Apple weighed on relative results.

Stock selection and an overweight position in the Financials sector also hindered relative returns. Within this sector, the Portfolio’s overweight position in financial services provider Charles Schwab weighed on relative returns. Security selection and an underweight position in the Consumer Discretionary sector further dampened relative results. Here, not owning shares of strong performing internet retailer Amazon and electric vehicle manufacturer Tesla detracted from relative results.

Elsewhere, not owning shares of social networking service provider Meta Platforms and overweight positions in shares of global health services provider Cigna and building controls and systems supplier Johnson Controls International held back relative results. Additionally, the Portfolio’s holding of crop science and pharmaceuticals company Bayer (Germany) weakened relative performance.

Stock selection within the Industrials sector contributed to relative performance, led by overweight positions in leading diversified industrial manufacturer Eaton and home improvement products maker Masco. The Portfolio’s underweight position in the Real Estate sector further strengthened relative results. Security selection in the Materials sector also helped relative performance over the reporting period.

Stocks in other sectors that contributed to relative results included overweight positions in shares of semiconductor company Intel and semiconductor solutions provider NXP Semiconductors (Netherlands), and an underweight position in integrated energy company Chevron. Additionally, not owning shares of integrated oil and gas company ExxonMobil, health insurance and Medicare/Medicaid provider UnitedHealth Group, household products maker Procter & Gamble, electricity provider NextEra Energy, and global pharmaceutical company Bristol-Myers Squibb further benefited relative returns.

Within the fixed income portion of the Portfolio, an overweight in Agency Mortgage-Backed Securities (“MBS”) and security selection in the sector modestly weighed on relative returns. Additionally, the Portfolio’s duration and yield curve positioning incrementally detracted from relative returns during the period.

Conversely, an underweight exposure to U.S. Treasuries and overweight exposure to Investment Grade (“IG”) corporates contributed to relative performance. The Portfolio’s bond selection within Asset-Backed Securities (“ABS”) and IG corporates sectors further benefited relative results.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

At the end of December, the equity portion of the Portfolio had the largest overweight allocations in Financials and Industrials. In contrast, the largest underweight allocations were in IT and Consumer Discretionary. Over the trailing twelve months, the equity portion of the Portfolio increased its weighting in Industrials and Communication Services, while decreasing its exposure to Health Care and Consumer Staples.

The fixed income portion of the Portfolio ended the period approximately neutral duration relative to the Bloomberg U.S. Aggregate Bond Index. In terms of sector positioning, the Portfolio was underweight U.S. Treasuries in order to fund overweight positions in IG corporate bonds, ABS, Commercial Mortgage-Backed Securities (“CMBS”), and Agency MBS. Over the trailing twelve months, the fixed income portion of the Portfolio increased exposure to U.S. Treasuries, Agency MBS, and ABS, while decreasing exposure to IG corporate bonds, and CMBS.

The Portfolio utilized U.S. Treasury futures during the period for yield curve management purposes to ensure that overall Portfolio duration and yield curve positioning were consistent with the team’s views. At period end, U.S. Treasury futures used in the Portfolio were short the 10-year portion of the yield curve and long the 2-year, 5-year, 20-year and 30-year segments. Using U.S. Treasury futures instead of cash bonds to achieve this positioning allowed greater efficiency in modestly adjusting duration and yield positioning over the course of the year.

Steven Gorham

Alexander Mackey

Joshua Marston

Johnathan Munko

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

² The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	10.40	8.53	6.59
Class B	10.13	8.26	6.33
Class E	10.24	8.36	6.43
Class F	10.19	8.31	6.38
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81
S&P 500 Index	26.29	15.69	12.03
Blended Index	17.67	9.98	8.09

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Equity Sectors

% of Net Assets
Financials	15.8
Industrials	9.3
Health Care	8.0
Information Technology	6.9
Communication Services	4.8

Top Fixed Income Sectors

% of Net Assets
Agency Mortgage-Backed Securities	13.0
Corporate Bonds & Notes	12.7
U.S. Treasury	7.0
Asset-Backed Securities	4.8
Non-Agency Mortgage-Backed Securities	1.8

Top Equity Holdings

% of Net Assets
Goldman Sachs Group, Inc.	2.4
JPMorgan Chase & Co.	2.1
Charles Schwab Corp.	1.9
Comcast Corp.	1.8
Microsoft Corp.	1.8

Top Fixed Income Issuers

% of Net Assets
Federal National Mortgage Association	5.9
U.S. Treasury Notes	3.6
Federal Home Loan Mortgage Corp.	3.4
U.S. Treasury Bonds	3.4
Government National Mortgage Association	2.9

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.63%	$1,000.00	$1,058.30	$3.27
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,056.90	$4.56
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$1,057.50	$4.05
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class F (a)	Actual	0.83%	$1,000.00	$1,057.20	$4.30
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—58.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
General Dynamics Corp.	9,666	$2,509,970
Howmet Aerospace, Inc.	27,467	1,486,514
L3Harris Technologies, Inc.	17,131	3,608,131

		7,604,615

Automobile Components—1.3%
Aptiv PLC (a)	53,135	4,767,272
Lear Corp. (b)	21,497	3,035,592

		7,802,864

Banks—4.7%
Bank of America Corp.	257,408	8,666,927
JPMorgan Chase & Co.	75,547	12,850,545
PNC Financial Services Group, Inc.	18,244	2,825,084
Truist Financial Corp.	123,111	4,545,258

		28,887,814

Beverages—0.8%
Constellation Brands, Inc. - Class A	11,713	2,831,618
Diageo PLC	62,104	2,255,257

		5,086,875

Building Products—2.5%
Johnson Controls International PLC	137,823	7,944,118
Masco Corp.	108,568	7,271,884

		15,216,002

Capital Markets—7.0%
Cboe Global Markets, Inc.	15,425	2,754,288
Charles Schwab Corp.	170,360	11,720,768
CME Group, Inc.	10,474	2,205,824
Goldman Sachs Group, Inc.	37,860	14,605,252
Invesco Ltd.	74,145	1,322,747
Morgan Stanley	52,086	4,857,020
Northern Trust Corp.	69,345	5,851,331

		43,317,230

Chemicals—1.9%
Axalta Coating Systems Ltd. (a)	115,948	3,938,754
DuPont de Nemours, Inc.	45,544	3,503,700
PPG Industries, Inc.	28,233	4,222,245

		11,664,699

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a)	31,736	1,220,567

Consumer Staples Distribution & Retail—0.2%
Target Corp. (b)	9,380	1,335,900

Distributors—0.6%
LKQ Corp.	82,265	3,931,444

Electric Utilities—2.3%
Duke Energy Corp.	43,574	4,228,421
Exelon Corp.	61,863	2,220,882
PG&E Corp.	225,915	4,073,247
Southern Co.	50,634	3,550,456

		14,073,006

Electrical Equipment—2.2%
Eaton Corp. PLC	38,692	9,317,807
Regal Rexnord Corp.	28,549	4,225,823

		13,543,630

Entertainment—0.5%
Electronic Arts, Inc.	9,658	1,321,311
Warner Bros Discovery, Inc. (a)	154,671	1,760,156

		3,081,467

Financial Services—1.0%
Fidelity National Information Services, Inc.	41,164	2,472,721
Fiserv, Inc. (a)	26,244	3,486,253

		5,958,974

Food Products—0.4%
Archer-Daniels-Midland Co. (b)	23,355	1,686,698
J.M. Smucker Co.	8,183	1,034,168

		2,720,866

Ground Transportation—1.1%
Union Pacific Corp.	28,155	6,915,431

Health Care Equipment & Supplies—1.7%
Becton Dickinson & Co.	12,893	3,143,700
Boston Scientific Corp. (a)	37,380	2,160,938
Medtronic PLC	66,370	5,467,561

		10,772,199

Health Care Providers & Services—2.5%
Cigna Group	32,077	9,605,458
McKesson Corp.	12,399	5,740,489

		15,345,947

Hotels, Restaurants & Leisure—0.5%
Booking Holdings, Inc. (a)	477	1,692,024
Wendy’s Co.	62,788	1,223,110

		2,915,134

Industrial Conglomerates—0.6%
Honeywell International, Inc.	18,245	3,826,159

Insurance—3.2%
Aon PLC - Class A	20,424	5,943,792
Chubb Ltd.	27,369	6,185,394
Travelers Cos., Inc.	13,794	2,627,619

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Willis Towers Watson PLC	21,584	$5,206,061

		19,962,866

Interactive Media & Services—1.0%
Alphabet, Inc. - Class A (a)	45,553	6,363,299

IT Services—1.3%
Accenture PLC - Class A	10,318	3,620,689
Amdocs Ltd.	26,213	2,303,861
Cognizant Technology Solutions Corp. - Class A	31,076	2,347,170

		8,271,720

Life Sciences Tools & Services—0.5%
ICON PLC (a)	10,995	3,112,355

Machinery—1.1%
Ingersoll Rand, Inc.	49,108	3,798,013
Stanley Black & Decker, Inc.	32,202	3,159,016

		6,957,029

Media—2.5%
Comcast Corp. - Class A	253,848	11,131,235
Omnicom Group, Inc. (b)	47,297	4,091,663

		15,222,898

Metals & Mining—0.2%
Glencore PLC	241,832	1,450,808

Multi-Utilities—0.5%
Dominion Energy, Inc.	30,429	1,430,163
National Grid PLC	144,332	1,948,819

		3,378,982

Oil, Gas & Consumable Fuels—3.6%
Chevron Corp. (b)	12,071	1,800,510
ConocoPhillips	67,893	7,880,341
Hess Corp.	39,814	5,739,586
Pioneer Natural Resources Co.	14,800	3,328,224
Suncor Energy, Inc.	108,843	3,486,952

		22,235,613

Personal Care Products—0.5%
Kenvue, Inc.	147,244	3,170,163

Pharmaceuticals—3.2%
Bayer AG	79,633	2,956,280
Johnson & Johnson	47,318	7,416,623
Organon & Co. (b)	42,277	609,634
Pfizer, Inc.	206,937	5,957,716
Roche Holding AG	11,177	3,239,454

		20,179,707

Professional Services—0.6%
Dun & Bradstreet Holdings, Inc.	298,244	3,489,455

Semiconductors & Semiconductor Equipment—3.1%
Analog Devices, Inc. (b)	7,422	1,473,712
Applied Materials, Inc.	16,683	2,703,814
Intel Corp.	129,923	6,528,631
NXP Semiconductors NV	26,464	6,078,251
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (b)	23,334	2,426,736

		19,211,144

Software—2.1%
Microsoft Corp.	29,523	11,101,829
Oracle Corp.	20,213	2,131,056

		13,232,885

Technology Hardware, Storage & Peripherals—0.1%
Seagate Technology Holdings PLC (b)	8,210	700,888

Tobacco—1.2%
Altria Group, Inc.	41,409	1,670,439
Philip Morris International, Inc.	61,460	5,782,157

		7,452,596

Wireless Telecommunication Services—0.8%
T-Mobile U.S., Inc.	32,071	5,141,943

Total Common Stocks (Cost $275,410,277)		364,755,174

U.S. Treasury & Government Agencies—20.0%

Agency Sponsored Mortgage - Backed—13.0%
Federal Home Loan Mortgage Corp.
1.500%, 03/01/51	106,153	83,113
1.500%, 10/01/51	171,895	133,992
2.000%, 04/01/37	447,072	400,675
2.000%, 02/01/42	457,477	390,615
2.000%, 12/01/50	97,311	79,901
2.000%, 08/01/51	496,146	406,392
2.000%, 11/01/51	226,875	185,621
2.000%, 02/01/52	1,031,880	846,856
2.000%, 03/01/52	2,176,166	1,778,268
2.500%, 04/01/37	190,643	175,499
2.500%, 04/01/48	61,193	53,258
2.500%, 02/01/51	165,145	140,460
2.500%, 09/01/51	34,540	29,376
2.500%, 10/01/51	280,668	240,930
2.500%, 12/01/51	2,379,935	2,025,994
2.500%, 03/01/52	232,777	198,054
2.500%, 04/01/52	531,207	452,046
2.500%, 05/01/52	1,725,403	1,468,232
2.500%, 06/01/52	220,982	188,046
2.500%, 09/01/52	60,809	51,751
3.000%, 01/01/38	183,567	170,288

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.000%, 10/01/42	208,455	$191,769
3.000%, 04/01/43	555,898	511,648
3.000%, 05/01/43	471,419	433,889
3.000%, 05/01/46	188,729	172,465
3.000%, 10/01/46	442,098	402,398
3.000%, 11/01/46	459,210	418,334
3.000%, 03/01/48	38,902	35,030
3.000%, 07/01/50	18,128	16,321
3.000%, 01/01/52	320,574	283,677
3.000%, 04/01/52	162,832	144,131
3.000%, 05/01/52	363,334	321,285
3.000%, 06/01/52	795,226	703,544
3.500%, 11/01/37	126,958	121,093
3.500%, 02/01/42	185,540	175,700
3.500%, 04/01/42	122,530	116,341
3.500%, 12/01/42	321,291	304,432
3.500%, 04/01/43	51,665	49,000
3.500%, 07/01/43	15,911	14,988
3.500%, 08/01/43	193,128	181,486
3.500%, 12/01/45	105,957	99,021
3.500%, 12/01/46	511,423	477,474
3.500%, 05/01/52	98,897	91,881
3.500%, 02/01/53	472,337	433,271
4.000%, 08/01/37	33,895	33,103
4.000%, 11/01/40	151,841	148,283
4.000%, 01/01/41	329,689	321,520
4.000%, 04/01/44	114,994	111,018
4.000%, 08/01/47	186,663	178,498
4.000%, 10/01/52	1,189,080	1,124,603
4.500%, 08/01/24	3,277	3,262
4.500%, 04/01/35	13,006	13,058
4.500%, 06/01/38	238,372	237,050
4.500%, 07/01/39	57,441	57,425
4.500%, 09/01/39	31,573	31,570
4.500%, 10/01/39	17,923	17,923
4.500%, 12/01/39	28,788	28,792
4.500%, 05/01/42	52,384	52,390
4.500%, 10/01/52	485,983	471,237
5.000%, 09/01/33	49,575	50,447
5.000%, 03/01/34	16,442	16,731
5.000%, 04/01/34	9,269	9,432
5.000%, 08/01/35	10,668	10,856
5.000%, 10/01/35	32,226	32,747
5.000%, 11/01/35	19,561	19,907
5.000%, 12/01/36	13,406	13,642
5.000%, 07/01/39	91,994	93,619
5.000%, 08/01/52	522,944	518,029
5.000%, 02/01/53	743,957	736,442
5.000%, 09/01/53	98,085	97,036
5.500%, 12/01/33	66,119	68,183
5.500%, 01/01/34	44,020	45,395
5.500%, 04/01/34	7,992	8,241
5.500%, 11/01/34	8,379	8,598
5.500%, 05/01/35	13,287	13,703
5.500%, 09/01/35	12,635	12,965

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
5.500%, 10/01/35	15,829	16,242
5.500%, 03/01/53	495,379	498,237
5.500%, 04/01/53	190,182	193,536
6.000%, 04/01/34	32,247	33,545
6.000%, 07/01/34	15,652	16,195
6.000%, 08/01/34	87,536	91,280
6.000%, 09/01/34	1,938	1,995
6.000%, 07/01/35	11,771	12,312
6.000%, 08/01/35	14,624	15,297
6.000%, 11/01/35	15,885	16,616
6.000%, 03/01/36	12,558	12,945
6.000%, 10/01/36	7,071	7,344
6.000%, 05/01/37	31,027	32,562
6.000%, 06/01/37	9,628	10,019
6.000%, 12/01/52	98,875	101,946
6.500%, 05/01/34	7,394	7,711
6.500%, 06/01/34	22,027	22,984
6.500%, 08/01/34	11,685	12,118
6.500%, 10/01/34	21,588	22,349
6.500%, 11/01/34	32,965	34,416
6.500%, 05/01/37	13,792	14,441
6.500%, 07/01/37	14,559	15,330
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.195%, 11/25/27 (c) (d)	5,207,000	40,730
0.247%, 12/25/27 (c) (d)	3,235,000	30,928
0.275%, 11/25/24 (c) (d)	4,908,000	13,416
0.279%, 09/25/27 (c) (d)	3,341,000	34,377
0.284%, 11/25/27 (c) (d)	3,580,123	32,906
0.290%, 12/25/27 (c) (d)	3,579,000	40,321
0.294%, 11/25/32 (c) (d)	2,615,970	48,422
0.324%, 11/25/27 (c) (d)	3,234,280	35,177
0.327%, 08/25/27 (c) (d)	3,107,000	37,574
0.328%, 01/25/31 (c) (d)	1,567,996	27,682
0.339%, 10/25/24 (c) (d)	5,580,641	9,040
0.349%, 11/25/31 (c) (d)	2,325,421	53,529
0.365%, 12/25/27 (c) (d)	5,502,088	71,271
0.391%, 08/25/24 (c) (d)	4,897,000	15,142
0.419%, 08/25/27 (c) (d)	2,023,315	26,814
0.460%, 08/25/24 (c) (d)	6,852,472	16,639
0.498%, 12/25/31 (c) (d)	2,074,891	66,768
0.508%, 08/25/31 (c) (d)	484,121	15,209
0.511%, 07/25/24 (c) (d)	4,483,000	12,711
0.515%, 03/25/31 (c) (d)	1,257,393	36,594
0.536%, 09/25/31 (c) (d)	1,578,796	52,869
0.568%, 12/25/31 (c) (d)	3,517,256	126,870
0.570%, 07/25/27 (c) (d)	3,729,333	63,317
0.602%, 07/25/24 (c) (d)	1,098,493	2,161
0.639%, 06/25/27 (c) (d)	4,356,000	95,673
0.732%, 03/25/31 (c) (d)	539,591	24,072
0.745%, 06/25/27 (c) (d)	1,423,605	29,933
0.781%, 01/25/31 (c) (d)	658,188	30,261
0.856%, 09/25/31 (c) (d)	453,515	24,069
0.905%, 04/25/24 (c) (d)	988,370	1,244
0.936%, 01/25/31 (c) (d)	441,180	24,065

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.938%, 07/25/31 (c) (d)	361,575	$21,110
1.081%, 11/25/30 (c) (d)	400,945	24,980
1.091%, 07/25/29 (c) (d)	255,071	12,595
1.142%, 08/25/29 (c) (d)	1,578,470	82,253
1.170%, 09/25/30 (c) (d)	229,735	15,022
1.216%, 05/25/31 (c) (d)	240,722	17,614
1.342%, 06/25/30 (c) (d)	396,103	28,823
1.600%, 08/25/30 (c) (d)	357,560	31,592
1.665%, 05/25/30 (c) (d)	384,386	34,258
1.798%, 05/25/30 (c) (d)	1,002,928	94,760
1.799%, 04/25/30 (c) (d)	300,000	28,693
1.868%, 04/25/30 (c) (d)	808,011	77,811
Federal Home Loan Mortgage Corp. REMICS
3.000%, 07/15/39	33,516	31,650
3.500%, 08/15/42	134,358	125,236
4.500%, 12/15/40 (d)	8,866	713
5.000%, 01/15/40	45,181	45,512
5.500%, 02/15/36 (d)	15,388	2,757
Federal National Mortgage Association
1.500%, 02/01/42	31,279	25,921
1.500%, 09/01/51	959,371	747,783
1.500%, 10/01/51	495,809	386,199
2.000%, 10/01/36	218,432	197,041
2.000%, 11/01/36	205,558	184,225
2.000%, 12/01/36	75,781	67,917
2.000%, 03/01/37	26,594	23,834
2.000%, 04/01/37	212,583	190,521
2.000%, 05/01/37	2,664,925	2,388,360
2.000%, 02/01/42	670,853	572,921
2.000%, 03/01/42	419,551	358,173
2.000%, 04/01/42	700,276	597,832
2.000%, 08/01/50	217,295	178,797
2.000%, 01/01/51	49,636	41,052
2.000%, 02/01/51	81,591	67,856
2.000%, 04/01/51	181,532	149,041
2.000%, 10/01/51	73,117	59,863
2.000%, 12/01/51	3,962,713	3,242,619
2.000%, 02/01/52	378,962	310,032
2.000%, 03/01/52	2,099,191	1,715,702
2.000%, 04/01/52	784,807	642,960
2.000%, 07/01/52	113,972	93,194
2.500%, 11/01/31	16,815	15,855
2.500%, 10/01/36	117,275	108,001
2.500%, 07/01/37	253,739	234,366
2.500%, 03/01/42	324,086	288,166
2.500%, 04/01/42	509,146	449,240
2.500%, 01/01/50	474,334	407,005
2.500%, 02/01/50	180,849	155,994
2.500%, 03/01/50	261,913	224,734
2.500%, 06/01/50	36,412	31,568
2.500%, 07/01/50	362,746	314,812
2.500%, 10/01/50	324,345	281,034
2.500%, 05/01/51	935,478	796,676
2.500%, 06/01/51	694,535	590,766

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
2.500%, 08/01/51	118,899	101,888
2.500%, 10/01/51	46,742	39,759
2.500%, 12/01/51	1,051,205	899,288
2.500%, 01/01/52	1,129,252	967,298
2.500%, 02/01/52	260,073	221,351
2.500%, 03/01/52	607,386	522,360
2.500%, 04/01/52	688,833	586,253
2.500%, 05/01/52	1,060,034	901,582
2.500%, 06/01/52	23,246	19,780
3.000%, 11/01/28	37,523	36,260
3.000%, 09/01/30	25,680	24,654
3.000%, 12/01/31	411,461	394,244
3.000%, 08/01/33	17,026	16,211
3.000%, 10/01/33	403,681	384,349
3.000%, 12/01/33	36,241	34,506
3.000%, 07/01/37	54,907	50,928
3.000%, 11/01/37	95,208	88,296
3.000%, 09/01/46	81,839	74,504
3.000%, 04/01/51	24,079	21,322
3.000%, 06/01/51	108,283	97,255
3.000%, 12/01/51	645,971	575,893
3.000%, 01/01/52	297,710	267,063
3.000%, 03/01/52	1,143,303	1,011,597
3.000%, 05/01/52	593,822	525,393
3.000%, 07/01/52	374,045	330,806
3.000%, 08/01/52	331,728	293,381
3.000%, 09/01/52	24,688	21,848
3.500%, 04/01/38	90,427	85,781
3.500%, 11/01/41	25,408	24,040
3.500%, 01/01/42	235,243	222,833
3.500%, 01/01/43	83,984	79,107
3.500%, 04/01/43	280,253	263,742
3.500%, 05/01/43	234,947	221,207
3.500%, 07/01/43	334,720	314,448
3.500%, 08/01/43	132,373	124,794
3.500%, 09/01/43	487,221	457,912
3.500%, 02/01/45	395,886	371,842
3.500%, 09/01/45	327,673	305,812
3.500%, 10/01/45	271,821	254,861
3.500%, 01/01/46	100,004	93,824
3.500%, 05/01/46	101,277	94,964
3.500%, 07/01/46	342,924	321,546
3.500%, 05/01/52	162,957	150,059
3.500%, 02/01/53	39,566	36,298
4.000%, 09/01/40	245,208	239,130
4.000%, 11/01/40	70,921	69,164
4.000%, 12/01/40	163,565	158,683
4.000%, 02/01/41	88,746	86,545
4.000%, 06/01/41	160,835	156,003
4.000%, 11/01/41	71,839	69,970
4.000%, 01/01/42	481,400	468,271
4.000%, 04/01/42	47,361	46,083
4.000%, 10/01/42	56,810	55,279
4.000%, 12/01/42	60,800	59,160
4.000%, 01/01/43	76,558	74,459

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
4.000%, 04/01/43	15,582	$15,157
4.000%, 05/01/43	137,365	133,618
4.000%, 06/01/43	65,231	63,467
4.000%, 07/01/43	52,005	50,490
4.000%, 04/01/44	39,530	38,452
4.000%, 05/01/44	132,578	128,962
4.000%, 11/01/44	46,645	44,969
4.000%, 06/01/47	158,781	153,641
4.500%, 08/01/33	44,291	44,397
4.500%, 03/01/34	123,619	123,991
4.500%, 06/01/38	229,662	228,387
4.500%, 01/01/40	36,533	36,417
4.500%, 08/01/40	10,705	10,681
4.500%, 02/01/41	67,592	67,505
4.500%, 04/01/41	135,375	135,200
4.500%, 11/01/42	32,786	32,743
4.500%, 01/01/43	84,837	84,728
4.500%, 04/01/44	524,031	523,355
4.500%, 06/01/44	48,085	47,074
4.500%, 09/01/52	432,603	420,471
5.000%, 03/01/26	73,459	73,967
5.000%, 11/01/33	25,488	25,899
5.000%, 03/01/34	21,857	22,210
5.000%, 05/01/34	6,710	6,818
5.000%, 08/01/34	8,375	8,510
5.000%, 09/01/34	34,073	34,622
5.000%, 06/01/35	24,364	24,758
5.000%, 07/01/35	67,625	68,717
5.000%, 08/01/35	21,679	22,029
5.000%, 09/01/35	13,796	14,019
5.000%, 10/01/35	58,080	59,019
5.000%, 07/01/39	27,339	27,782
5.000%, 10/01/39	34,370	34,919
5.000%, 11/01/39	16,724	16,995
5.000%, 11/01/40	29,268	29,707
5.000%, 03/01/41	23,354	23,704
5.000%, 02/01/53	397,839	393,793
5.500%, 02/01/33	1,620	1,669
5.500%, 05/01/33	1,289	1,321
5.500%, 06/01/33	50,110	51,299
5.500%, 07/01/33	41,084	42,306
5.500%, 11/01/33	25,349	26,104
5.500%, 01/01/34	22,936	23,526
5.500%, 02/01/34	35,195	36,185
5.500%, 03/01/34	14,709	15,059
5.500%, 04/01/34	16,249	16,652
5.500%, 05/01/34	82,272	84,721
5.500%, 06/01/34	129,616	133,476
5.500%, 07/01/34	28,754	29,443
5.500%, 09/01/34	131,892	135,538
5.500%, 10/01/34	118,790	122,064
5.500%, 11/01/34	170,690	175,775
5.500%, 12/01/34	53,708	54,750
5.500%, 01/01/35	97,028	99,921
5.500%, 04/01/35	27,413	28,230

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
5.500%, 07/01/35	6,936	7,143
5.500%, 09/01/35	67,539	69,553
5.500%, 11/01/52	1,485,811	1,495,283
5.500%, 11/01/53	518,253	520,348
6.000%, 02/01/32	30,888	31,859
6.000%, 03/01/34	8,944	9,272
6.000%, 04/01/34	86,168	89,426
6.000%, 06/01/34	78,326	81,573
6.000%, 07/01/34	50,338	52,369
6.000%, 08/01/34	75,019	77,950
6.000%, 10/01/34	41,340	42,649
6.000%, 11/01/34	16,762	17,404
6.000%, 12/01/34	6,562	6,808
6.000%, 08/01/35	4,930	5,103
6.000%, 09/01/35	13,283	13,836
6.000%, 10/01/35	32,306	33,634
6.000%, 12/01/35	29,246	30,478
6.000%, 02/01/36	40,477	42,043
6.000%, 04/01/36	16,267	16,877
6.000%, 06/01/36	3,122	3,261
6.000%, 07/01/37	26,054	27,035
6.000%, 02/01/53	135,236	141,993
6.500%, 06/01/31	6,817	7,106
6.500%, 09/01/31	14,331	14,939
6.500%, 02/01/32	4,769	5,005
6.500%, 07/01/32	22,735	23,809
6.500%, 08/01/32	14,005	14,498
6.500%, 01/01/33	11,130	11,587
6.500%, 04/01/34	29,643	30,830
6.500%, 06/01/34	6,559	6,840
6.500%, 04/01/36	9,491	9,914
6.500%, 05/01/36	14,406	15,067
6.500%, 02/01/37	33,678	35,243
6.500%, 05/01/37	5,416	5,619
6.500%, 07/01/37	14,363	14,967
Federal National Mortgage Association REMICS
2.000%, 05/25/44	7,508	7,315
2.000%, 04/25/46	53,141	48,179
3.000%, 02/25/33 (d)	61,972	5,208
3.250%, 05/25/40	22,879	21,187
4.000%, 10/25/40	35,510	34,377
4.000%, 07/25/46 (d)	83,651	15,600
5.000%, 03/25/25	2,280	2,254
Government National Mortgage Association
0.584%, 02/16/59 (c) (d)	749,418	22,961
2.000%, 01/20/52	1,136,643	961,628
2.000%, 03/20/52	1,032,838	873,803
2.500%, 08/20/51	259,183	226,651
2.500%, 09/20/51	1,056,156	923,624
2.500%, 11/20/51	984,561	860,896
2.500%, 04/20/52	2,117,290	1,850,830
3.000%, 04/20/45	78,083	71,956
3.000%, 04/20/46	35,223	32,398
3.000%, 08/20/46	38,625	35,489
3.000%, 09/20/46	87,931	80,775

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
3.000%, 11/20/47	414,385	$379,902
3.000%, 01/20/48	578,759	530,822
3.000%, 02/20/48	34,658	31,725
3.000%, 04/20/48	11,976	10,967
3.000%, 11/20/51	164,269	148,782
3.000%, 06/20/52	798,426	722,635
3.000%, 11/20/52	439,674	397,937
3.500%, 12/15/41	190,943	180,358
3.500%, 02/15/42	31,488	29,749
3.500%, 06/20/43	201,062	191,034
3.500%, 07/20/43	251,058	238,508
3.500%, 11/20/47	33,831	31,854
3.500%, 03/20/48	395,819	372,619
3.500%, 06/20/52	568,302	528,905
3.500%, 09/20/52	123,763	115,182
4.000%, 01/20/41	220,665	216,287
4.000%, 02/20/41	54,987	53,896
4.000%, 04/20/41	44,308	43,429
4.000%, 02/20/42	57,151	56,017
4.000%, 07/20/52	208,638	199,075
4.000%, 09/20/52	94,054	89,743
4.000%, 10/20/52	573,304	547,024
4.500%, 07/20/33	3,791	3,797
4.500%, 09/15/33	22,164	21,926
4.500%, 09/20/33	2,640	2,644
4.500%, 12/20/34	1,593	1,595
4.500%, 03/20/35	12,396	12,413
4.500%, 11/15/39	48,436	48,218
4.500%, 03/15/40	81,138	80,506
4.500%, 04/15/40	79,173	78,011
4.500%, 06/15/40	26,897	26,487
4.500%, 01/20/41	61,982	61,994
4.500%, 09/20/52	1,455,421	1,420,668
4.500%, 11/20/52	644,039	628,296
4.500%, 12/20/52	695,165	678,493
5.000%, 07/20/33	9,598	9,787
5.000%, 03/15/34	8,294	8,337
5.000%, 06/15/34	20,302	20,409
5.000%, 12/15/34	6,018	6,042
5.000%, 06/15/35	5,503	5,538
5.000%, 01/20/53	48,200	47,886
5.000%, 03/20/53	534,267	530,753
5.000%, 05/20/53	1,426,758	1,416,273
5.000%, 09/20/53	49,809	49,443
5.500%, 11/15/32	35,324	35,702
5.500%, 08/15/33	55,569	56,169
5.500%, 12/15/33	38,690	39,106
5.500%, 09/15/34	22,252	22,430
5.500%, 10/15/35	6,949	7,024
5.500%, 02/20/53	603,385	608,096
5.500%, 04/20/53	438,371	441,598
5.500%, 06/20/53	494,837	498,479
6.000%, 12/15/28	8,906	9,046
6.000%, 12/15/31	4,871	4,967
6.000%, 03/15/32	765	776

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
6.000%, 10/15/32	53,734	55,668
6.000%, 01/15/33	346	357
6.000%, 02/15/33	907	929
6.000%, 04/15/33	51,024	52,883
6.000%, 08/15/33	390	401
6.000%, 07/15/34	21,609	22,255
6.000%, 09/15/34	15,832	16,210
6.000%, 01/20/35	13,598	14,359
6.000%, 02/20/35	6,695	7,069
6.000%, 04/20/35	11,454	12,095
6.000%, 01/15/38	41,727	43,009
Government National Mortgage Association REMICS
4.000%, 07/20/41	44,951	43,481
4.500%, 10/20/33	101,062	100,060
4.500%, 09/20/41	28,239	28,228
Government National Mortgage Association, TBA
3.000%, TBA (e)	350,000	316,858
6.000%, TBA (e)	300,000	305,027
6.500%, TBA (e)	525,000	537,407
Seasoned Credit Risk Transfer Trust
3.000%, 02/25/59	217,568	193,890
3.250%, 11/25/61	169,153	146,566
3.500%, 08/25/58	72,311	65,743
3.500%, 10/25/58	165,807	153,836
Uniform Mortgage-Backed Security, TBA
2.500%, TBA (e)	771,987	697,236

		80,591,369

U.S. Treasury—7.0%
U.S. Treasury Bonds 1.750%, 08/15/41	2,600,000	1,808,219
1.875%, 11/15/51	650,000	410,922
2.250%, 02/15/52	2,200,000	1,525,047
2.375%, 02/15/42	1,800,000	1,381,078
2.375%, 11/15/49	11,245,000	8,068,287
2.500%, 02/15/45	68,000	51,491
2.875%, 05/15/43	2,550,000	2,093,291
2.875%, 11/15/46	2,439,000	1,953,010
4.000%, 11/15/42	1,500,000	1,457,754
4.000%, 11/15/52	1,100,000	1,085,305
4.125%, 08/15/53 (b)	1,100,000	1,111,859
U.S. Treasury Notes 0.375%, 11/30/25 (f)	3,400,000	3,157,352
2.500%, 03/31/27	3,600,000	3,440,672
4.625%, 06/30/25	3,100,000	3,107,387
4.750%, 07/31/25	3,800,000	3,817,219
5.000%, 08/31/25 (b)	8,900,000	8,982,047

		43,450,940

Total U.S. Treasury & Government Agencies (Cost $137,534,513)		124,042,309

Corporate Bonds & Notes—12.7%

Aerospace/Defense—0.0%
BAE Systems PLC 3.400%, 04/15/30 (144A)	336,000	310,033

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.4%
BAT International Finance PLC 4.448%, 03/16/28 (b)	1,361,000	$1,338,492
Philip Morris International, Inc. 5.125%, 11/17/27 (b)	250,000	254,454
5.125%, 02/15/30 (b)	301,000	305,912
5.625%, 11/17/29 (b)	108,000	113,250
5.750%, 11/17/32 (b)	476,000	499,544

		2,511,652

Auto Manufacturers—0.1%
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A) (b)	1,012,000	846,710

Auto Parts & Equipment—0.0%
Lear Corp. 4.250%, 05/15/29	217,000	208,783

Banks—2.5%
Bank of America Corp. 2.572%, SOFR + 1.210%, 10/20/32 (c)	961,000	796,738
Barclays PLC 2.894%, 1Y H15 + 1.300%, 11/24/32 (c)	259,000	212,271
7.437%, 1Y H15 + 3.500%, 11/02/33 (c)	774,000	866,666
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (b) (c)	258,000	235,913
6.720%, SOFR + 3.180%, 01/18/29 (b) (c)	628,000	657,646
7.146%, SOFR + 2.520%, 07/13/27 (c)	239,000	248,078
Goldman Sachs Group, Inc. 2.383%, SOFR + 1.248%, 07/21/32 (c)	891,000	732,069
2.600%, 02/07/30	667,000	586,120
HSBC Holdings PLC 4.000%, 5Y H15 + 3.222%, 03/09/26 (c)	200,000	183,505
4.700%, 5Y H15 + 3.250%, 03/09/31 (c)	332,000	270,396
JPMorgan Chase & Co. 2.545%, SOFR + 1.180%, 11/08/32 (b) (c)	1,450,000	1,209,849
2.963%, SOFR + 1.260%, 01/25/33 (c)	555,000	475,545
3.897%, 3M TSFR + 1.482%, 01/23/49 (c)	320,000	265,239
Macquarie Group Ltd. 4.442%, SOFR + 2.405%, 06/21/33 (144A) (c)	1,713,000	1,562,992
Mitsubishi UFJ Financial Group, Inc. 2.852%, 1Y H15 + 1.100%, 01/19/33 (b) (c)	920,000	788,072
Morgan Stanley 2.699%, SOFR + 1.143%, 01/22/31 (c)	718,000	627,659
2.943%, SOFR + 1.290%, 01/21/33 (b) (c)	919,000	781,755
Northern Trust Corp. 6.125%, 11/02/32 (b)	761,000	817,188
Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/29 (b)	1,536,000	1,366,453
UBS Group AG 2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (b) (c)	1,883,000	1,501,916
Wells Fargo & Co. 3.350%, SOFR + 1.500%, 03/02/33 (b) (c)	1,499,000	1,309,251

		15,495,321

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	208,000	197,251
8.000%, 11/15/39	868,000	1,120,333
Diageo Capital PLC 2.375%, 10/24/29 (b)	835,000	751,747
Keurig Dr Pepper, Inc. 3.200%, 05/01/30	93,000	85,498

		2,154,829

Building Materials—0.2%
Martin Marietta Materials, Inc. 2.500%, 03/15/30	56,000	49,302
Masco Corp. 2.000%, 02/15/31	1,141,000	937,664
Vulcan Materials Co. 3.500%, 06/01/30 (b)	115,000	106,965

		1,093,931

Chemicals—0.1%
RPM International, Inc. 2.950%, 01/15/32	443,000	373,318

Commercial Services—0.5%
Ashtead Capital, Inc. 5.500%, 08/11/32 (144A)	1,117,000	1,103,400
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	215,000	251,247
Experian Finance PLC 4.250%, 02/01/29 (144A) (b)	533,000	527,775
Global Payments, Inc. 2.900%, 11/15/31 (b)	467,000	399,467
Verisk Analytics, Inc. 4.125%, 03/15/29	570,000	556,036
5.750%, 04/01/33	413,000	442,977

		3,280,902

Cosmetics/Personal Care—0.1%
Kenvue, Inc. 4.900%, 03/22/33 (b)	846,000	872,048

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.450%, 10/29/26	1,700,000	1,574,066
3.650%, 07/21/27	320,000	304,051
4.875%, 01/16/24 (b)	150,000	149,904
Air Lease Corp. 2.200%, 01/15/27 (b)	410,000	375,435
2.875%, 01/15/32 (b)	538,000	455,234
Avolon Holdings Funding Ltd. 3.250%, 02/15/27 (144A)	640,000	591,898
4.375%, 05/01/26 (144A)	215,000	208,033
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (c)	1,373,000	1,226,230
3.750%, 03/09/27 (b)	554,000	528,964
Charles Schwab Corp. 5.853%, SOFR + 2.500%, 05/19/34 (c)	1,045,000	1,078,703

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Consumers Securitization Funding LLC 5.550%, 03/01/28	381,000	$382,484
Intercontinental Exchange, Inc. 2.100%, 06/15/30 (b)	657,000	569,264
LPL Holdings, Inc. 4.375%, 05/15/31 (144A) (b)	770,000	697,259

		8,141,525

Electric—1.1%
American Electric Power Co., Inc. 5.950%, 11/01/32 (b)	368,000	392,777
Brazos Securitization LLC 5.243%, 03/01/43 (144A)	448,000	462,963
Duke Energy Carolinas LLC 4.950%, 01/15/33	1,151,000	1,172,317
Duke Energy Corp. 4.500%, 08/15/32 (b)	875,000	846,957
Electricite de France SA 6.900%, 05/23/53 (144A)	200,000	226,182
Enel Finance International NV 6.800%, 10/14/25 (144A) (b)	315,000	322,920
Exelon Corp. 4.050%, 04/15/30 (b)	533,000	508,464
Georgia Power Co. 3.700%, 01/30/50	44,000	34,734
Jersey Central Power & Light Co. 2.750%, 03/01/32 (144A)	275,000	232,095
4.300%, 01/15/26 (144A)	422,000	412,788
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29 (b)	646,000	681,813
Pacific Gas & Electric Co. 2.100%, 08/01/27 (b)	145,000	130,679
2.500%, 02/01/31	466,000	384,399
3.000%, 06/15/28 (b)	418,000	380,946
3.300%, 08/01/40 (b)	283,000	207,089
Xcel Energy, Inc. 3.400%, 06/01/30 (b)	297,000	274,649

		6,671,772

Electronics—0.1%
Arrow Electronics, Inc. 2.950%, 02/15/32 (b)	749,000	633,075

Entertainment—0.2%
Warnermedia Holdings, Inc. 5.050%, 03/15/42 (b)	848,000	747,581
5.141%, 03/15/52 (b)	493,000	423,169

		1,170,750

Environmental Control—0.3%
Republic Services, Inc. 1.450%, 02/15/31	272,000	220,647
Waste Management, Inc. 4.875%, 02/15/34 (b)	1,645,000	1,677,970

		1,898,617

Gas—0.1%
APA Infrastructure Ltd. 4.250%, 07/15/27 (144A)	84,000	81,489
East Ohio Gas Co. 2.000%, 06/15/30 (144A) (b)	365,000	303,385
NiSource, Inc. 5.650%, 02/01/45	136,000	136,580

		521,454

Healthcare-Products—0.1%
Alcon Finance Corp. 2.600%, 05/27/30 (144A)	200,000	173,366
Boston Scientific Corp. 2.650%, 06/01/30 (b)	470,000	419,659

		593,025

Healthcare-Services—0.3%
Adventist Health System 5.430%, 03/01/32 (b)	731,000	743,529
HCA, Inc. 5.125%, 06/15/39	522,000	497,418
Humana, Inc. 5.875%, 03/01/33	395,000	420,791
Laboratory Corp. of America Holdings 4.700%, 02/01/45 (b)	152,000	140,074
Northwell Healthcare, Inc. 3.979%, 11/01/46 (b)	51,000	41,208
4.260%, 11/01/47	407,000	344,632

		2,187,652

Insurance—0.8%
AIA Group Ltd. 3.375%, 04/07/30 (144A)	804,000	740,774
Aon Corp. 3.750%, 05/02/29 (b)	539,000	515,587
4.500%, 12/15/28	564,000	557,078
Brown & Brown, Inc. 4.200%, 03/17/32	618,000	563,646
Corebridge Financial, Inc. 3.900%, 04/05/32 (b)	955,000	863,288
5.750%, 01/15/34	351,000	358,780
Fairfax Financial Holdings Ltd. 5.625%, 08/16/32	870,000	869,156
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A) (b)	331,000	250,154

		4,718,463

Internet—0.1%
Booking Holdings, Inc. 4.625%, 04/13/30 (b)	424,000	427,172

Lodging—0.2%
Las Vegas Sands Corp. 3.900%, 08/08/29 (b)	257,000	236,802

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Marriott International, Inc. 2.750%, 10/15/33 (b)	475,000	$391,932
2.850%, 04/15/31	2,000	1,731
4.625%, 06/15/30 (b)	582,000	571,519

		1,201,984

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 4.200%, 01/15/24 (b)	540,000	539,584
Westinghouse Air Brake Technologies Corp. 3.200%, 06/15/25 (b)	248,000	239,741
4.700%, 09/15/28	660,000	652,643

		1,431,968

Media—0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500%, 06/01/41	628,000	443,875
5.250%, 04/01/53 (b)	505,000	422,960
5.375%, 05/01/47	132,000	112,177
6.384%, 10/23/35	310,000	314,679
Cox Communications, Inc. 1.800%, 10/01/30 (144A)	404,000	328,491
Time Warner Cable Enterprises LLC 8.375%, 07/15/33	592,000	685,463

		2,307,645

Mining—0.4%
Anglo American Capital PLC 2.625%, 09/10/30 (144A) (b)	1,340,000	1,139,911
3.875%, 03/16/29 (144A) (b)	200,000	187,585
5.625%, 04/01/30 (144A) (b)	524,000	531,852
Glencore Funding LLC 2.500%, 09/01/30 (144A) (b)	502,000	430,695
2.850%, 04/27/31 (144A) (b)	208,000	179,358

		2,469,401

Oil & Gas—0.6%
BP Capital Markets America, Inc. 2.721%, 01/12/32 (b)	1,226,000	1,068,149
Eni SpA 4.750%, 09/12/28 (144A) (b)	1,046,000	1,045,613
Phillips 66 2.150%, 12/15/30	904,000	761,278
Valero Energy Corp. 6.625%, 06/15/37	596,000	653,309

		3,528,349

Pharmaceuticals—0.1%
Cigna Group 3.200%, 03/15/40	148,000	115,693
CVS Health Corp. 5.300%, 06/01/33 (b)	719,000	737,851

		853,544

Pipelines—0.4%
Kinder Morgan Energy Partners LP 4.150%, 02/01/24 (b)	522,000	521,198
Plains All American Pipeline LP / PAA Finance Corp. 3.800%, 09/15/30	538,000	495,064
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (b)	147,000	143,658
Spectra Energy Partners LP 3.375%, 10/15/26 (b)	236,000	227,204
Targa Resources Corp. 4.200%, 02/01/33	217,000	199,517
6.125%, 03/15/33 (b)	647,000	681,186

		2,267,827

Real Estate Investment Trusts—0.9%
Boston Properties LP 2.550%, 04/01/32 (b)	389,000	309,671
Brixmor Operating Partnership LP 4.050%, 07/01/30 (b)	512,000	478,439
4.125%, 05/15/29 (b)	51,000	48,534
Crown Castle, Inc. 3.650%, 09/01/27 (b)	843,000	801,346
Equinix, Inc. 1.800%, 07/15/27 (b)	517,000	468,007
2.500%, 05/15/31 (b)	618,000	524,573
2.625%, 11/18/24 (b)	800,000	779,198
GLP Capital LP/GLP Financing II, Inc. 5.300%, 01/15/29 (b)	513,000	510,034
Public Storage Operating Co. 5.100%, 08/01/33 (b)	1,221,000	1,263,980
Realty Income Corp. 3.250%, 01/15/31 (b)	153,000	139,010

		5,322,792

Retail—0.2%
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A)	619,000	466,000
Genuine Parts Co. 2.750%, 02/01/32 (b)	1,005,000	839,762

		1,305,762

Semiconductors—0.1%
Broadcom, Inc. 4.300%, 11/15/32 (b)	395,000	378,949
4.926%, 05/15/37 (144A)	208,000	201,288

		580,237

Software—0.1%
Fiserv, Inc. 2.650%, 06/01/30 (b)	198,000	174,070
Oracle Corp. 4.900%, 02/06/33 (b)	213,000	212,031
Roper Technologies, Inc. 2.000%, 06/30/30 (b)	422,000	358,231

		744,332

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—0.5%
Rogers Communications, Inc. 3.800%, 03/15/32 (b)	1,514,000	$1,393,218
T-Mobile USA, Inc. 2.050%, 02/15/28	557,000	502,575
Verizon Communications, Inc. 3.150%, 03/22/30	310,000	283,343
4.812%, 03/15/39 (b)	573,000	553,988
Vodafone Group PLC 5.625%, 02/10/53	214,000	215,779

		2,948,903

Total Corporate Bonds & Notes (Cost $85,270,303)		79,073,776

Asset-Backed Securities—4.8%

Asset-Backed - Automobile—0.4%
ARI Fleet Lease Trust 6.050%, 07/15/32 (144A)	135,447	136,952
Chesapeake Funding II LLC 5.650%, 05/15/35 (144A)	567,831	569,325
Credit Acceptance Auto Loan Trust 1.380%, 07/15/30 (144A)	328,000	317,143
6.390%, 08/15/33 (144A)	155,000	157,180
Enterprise Fleet Financing LLC 6.400%, 03/20/30 (144A)	376,000	384,318
GLS Auto Select Receivables Trust 6.270%, 08/16/27 (144A)	519,779	521,754
6.370%, 06/15/28 (144A)	107,000	107,920
Toyota Lease Owner Trust 5.300%, 08/20/25 (144A)	112,131	111,957

		2,306,549

Asset-Backed - Home Equity—0.0%
Bayview Financial Revolving Asset Trust 7.071%, 1M TSFR + 1.714%, 12/28/40 (144A) (c)	124,336	186,687
GMACM Home Equity Loan Trust 5.805%, 10/25/36 (c)	24,750	24,648
Home Equity Loan Trust 3.889%, 12/25/35 (c)	20,344	692

		212,027

Asset-Backed - Other—4.4%
ACRES Commercial Realty Ltd. 7.226%, 1M TSFR + 1.864%, 01/15/37 (144A) (c)	535,500	526,003
Allegro CLO IV Ltd. 7.206%, 3M TSFR + 1.812%, 01/15/30 (144A) (c)	702,748	699,918
Arbor Realty Commercial Real Estate Notes Ltd. 6.676%, 1M TSFR + 1.314%, 12/15/35 (144A) (c)	625,000	609,797
7.076%, 1M TSFR + 1.714%, 08/15/34 (144A) (c)	522,000	500,834
7.438%, SOFR30A + 2.100%, 01/15/37 (144A) (c)	1,466,500	1,430,185
BSPRT Issuer Ltd. 6.776%, 1M TSFR + 1.414%, 03/15/36 (144A) (c)	1,463,000	1,408,358
7.388%, SOFR30A + 2.050%, 02/15/37 (144A) (c)	524,000	510,445
7.526%, 1M TSFR + 2.164%, 12/15/38 (144A) (c)	245,000	239,804

Asset-Backed - Other—(Continued)
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	218,597	202,208
CHCP Ltd. 6.773%, 1M TSFR + 1.414%, 02/15/38 (144A) (c)	650,500	645,464
Columbia Cent CLO 28 Ltd. 7.342%, 3M TSFR + 1.962%, 11/07/30 (144A) (c)	1,026,773	1,019,472
Cutwater Ltd. 6.876%, 3M TSFR + 1.482%, 01/15/29 (144A) (c)	198,866	198,767
Dryden 55 CLO Ltd. 6.676%, 3M TSFR + 1.282%, 04/15/31 (144A) (c)	1,382,011	1,379,809
Dryden XXVI Senior Loan Fund 6.556%, 3M TSFR + 1.162%, 04/15/29 (144A) (c)	489,179	488,594
Kubota Credit Owner Trust 5.610%, 07/15/26 (144A)	449,940	451,293
LCCM Trust 7.376%, 1M TSFR + 2.014%, 12/13/38 (144A) (c)	682,500	643,398
LoanCore Issuer Ltd. 7.226%, 1M TSFR + 1.864%, 07/15/36 (144A) (c)	1,547,500	1,523,770
7.376%, 1M TSFR + 2.014%, 11/15/38 (144A) (c)	3,913,500	3,731,992
MF1 Ltd. 7.176%, 1M TSFR + 1.814%, 11/15/35 (144A) (c)	256,681	256,699
7.306%, 1M TSFR + 1.950%, 02/19/37 (144A) (c)	650,507	633,645
MidOcean Credit CLO II 7.302%, 3M TSFR + 1.912%, 01/29/30 (144A) (c)	1,156,232	1,150,714
Neuberger Berman CLO XV 7.006%, 3M TSFR + 1.612%, 10/15/29 (144A) (c)	508,944	505,317
Neuberger Berman CLO XX Ltd. 6.816%, 3M TSFR + 1.422%, 07/15/34 (144A) (c)	600,000	598,803
Oaktree CLO Ltd. 7.424%, 3M TSFR + 2.012%, 04/22/30 (144A) (c)	1,503,087	1,482,770
OCP CLO Ltd. 7.291%, 3M TSFR + 1.912%, 01/26/34 (144A) (c)	4,041,128	3,996,255
OneMain Financial Issuance Trust 5.940%, 05/15/34 (144A)	427,000	427,965
Starwood Ltd. 7.138%, SOFR30A + 1.800%, 11/15/38 (144A) (c)	1,507,000	1,426,817
U.S. Small Business Administration 4.770%, 04/01/24	272	271
4.950%, 03/01/25	5,343	5,327
4.990%, 09/01/24	1,550	1,538
5.110%, 08/01/25	7,880	7,807
5.180%, 05/01/24	353	351
5.520%, 06/01/24	811	809
Voya Ltd. 7.106%, 3M TSFR + 1.712%, 10/15/30 (144A) (c)	584,168	579,067

		27,284,266

Total Asset-Backed Securities (Cost $30,361,937)		29,802,842

Mortgage-Backed Securities—1.8%

Commercial Mortgage-Backed Securities—1.8%
AREIT Trust 6.776%, 1M TSFR + 1.414%, 09/14/36 (144A) (c)	1,549,362	1,527,647
7.188%, SOFR30A + 1.850%, 01/20/37 (144A) (c)	892,000	864,410

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BANK 5.745%, 08/15/56	533,187	$560,601
Benchmark Mortgage Trust 6.363%, 07/15/56 (c)	38,197	40,016
BXMT Ltd. 6.776%, 1M TSFR + 1.414%, 05/15/38 (144A) (c)	1,532,500	1,418,349
COMM Mortgage Trust 3.708%, 07/10/48	1,300,833	1,261,749
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	714,457
JPMBB Commercial Mortgage Securities Trust 3.494%, 01/15/48	1,590,000	1,549,736
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	484,106
MSWF Commercial Mortgage Trust 6.014%, 12/15/56 (c)	591,406	636,941
Ready Capital Mortgage Financing LLC 6.470%, 1M TSFR + 1.114%, 04/25/38 (144A) † (c)	310,012	309,024
7.270%, 1M TSFR + 1.914%, 11/25/36 (144A) † (c)	320,000	307,766
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,706,327	1,649,622

Total Mortgage-Backed Securities (Cost $11,821,192)		11,324,424

Preferred Stocks—0.8%

Household Products—0.5%
Henkel AG & Co. KGaA	39,889	3,208,347

Technology Hardware, Storage & Peripherals—0.3%
Samsung Electronics Co. Ltd.	32,693	1,576,516

Total Preferred Stocks (Cost $4,767,987)		4,784,863

Municipals—0.4%
New Jersey Turnpike Authority 7.414%, 01/01/40	1,050,000	1,308,273
Rhode Island Student Loan Authority 6.081%, 12/01/42	800,000	819,694
State Board of Administration Finance Corp. 2.154%, 07/01/30	314,000	267,841

Total Municipals (Cost $2,206,733)		2,395,808

Short-Term Investments—0.8%

Discount Note—0.8%
Federal Home Loan Bank 2.637%, 01/02/24 (g)	4,986,000	4,983,114

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $1,119; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $1,227.	1,118	1,118

Total Short-Term Investments (Cost $4,986,398)		4,984,232

Securities Lending Reinvestments (h)—3.9%

Repurchase Agreements—1.6%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,101,272; collateralized by various Common Stock with an aggregate market value of $2,338,971.	2,100,000	2,100,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $400,237; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $408,224.	400,000	400,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $1,000,600; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $3,006,996; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $3,065,331.	3,005,227	3,005,227
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $2,901,788; collateralized by various Common Stock with an aggregate market value of $3,236,441.	2,900,000	2,900,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $200,118; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $204,000.	200,000	200,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,313.	100,000	100,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $250,151; collateralized by various Common Stock with an aggregate market value of $275,715.	250,000	250,000

		9,955,227

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares	Value

Mutual Funds—2.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (i)	3,000,000	$3,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (i)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (i)	3,000,000	3,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (i)	500,000	500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (i)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (i)	500,000	500,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (i)	2,000,000	2,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $23,955,227)		23,955,227

Total Investments—103.9% (Cost $576,314,567)		645,118,655

Other assets and liabilities (net)—(3.9)%		(24,176,119)

Net Assets— 100.0%		$620,942,536

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $616,790, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $41,239,273 and the collateral received consisted of cash in the amount of $23,955,227 and non-cash collateral with a value of $18,650,987. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $546,965.
(g)	The rate shown represents current yield to maturity.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $49,506,767, which is 8.0% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Ready Capital Mortgage Financing LLC, 6.470%, 04/25/38	03/19/21	$310,012	$310,012	$309,024
Ready Capital Mortgage Financing LLC, 7.270%, 11/25/36	11/12/21	320,000	320,000	307,766

				$616,790

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/28/24	55	USD	11,325,273	$116,193
U.S. Treasury Note 5 Year Futures	03/28/24	192	USD	20,884,500	479,803
U.S. Treasury Ultra Long Bond Futures	03/19/24	49	USD	6,546,094	626,019

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	(67)	USD	(7,907,047)	(354,134)

Net Unrealized Appreciation					$867,881

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,604,615	$—	$—	$7,604,615
Automobile Components	7,802,864	—	—	7,802,864
Banks	28,887,814	—	—	28,887,814
Beverages	2,831,618	2,255,257	—	5,086,875
Building Products	15,216,002	—	—	15,216,002
Capital Markets	43,317,230	—	—	43,317,230
Chemicals	11,664,699	—	—	11,664,699
Construction Materials	1,220,567	—	—	1,220,567
Consumer Staples Distribution & Retail	1,335,900	—	—	1,335,900
Distributors	3,931,444	—	—	3,931,444
Electric Utilities	14,073,006	—	—	14,073,006
Electrical Equipment	13,543,630	—	—	13,543,630
Entertainment	3,081,467	—	—	3,081,467
Financial Services	5,958,974	—	—	5,958,974
Food Products	2,720,866	—	—	2,720,866
Ground Transportation	6,915,431	—	—	6,915,431
Health Care Equipment & Supplies	10,772,199	—	—	10,772,199
Health Care Providers & Services	15,345,947	—	—	15,345,947
Hotels, Restaurants & Leisure	2,915,134	—	—	2,915,134
Industrial Conglomerates	3,826,159	—	—	3,826,159
Insurance	19,962,866	—	—	19,962,866
Interactive Media & Services	6,363,299	—	—	6,363,299
IT Services	8,271,720	—	—	8,271,720
Life Sciences Tools & Services	3,112,355	—	—	3,112,355
Machinery	6,957,029	—	—	6,957,029
Media	15,222,898	—	—	15,222,898
Metals & Mining	—	1,450,808	—	1,450,808

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multi-Utilities	$1,430,163	$1,948,819	$—	$3,378,982
Oil, Gas & Consumable Fuels	22,235,613	—	—	22,235,613
Personal Care Products	3,170,163	—	—	3,170,163
Pharmaceuticals	13,983,973	6,195,734	—	20,179,707
Professional Services	3,489,455	—	—	3,489,455
Semiconductors & Semiconductor Equipment	19,211,144	—	—	19,211,144
Software	13,232,885	—	—	13,232,885
Technology Hardware, Storage & Peripherals	700,888	—	—	700,888
Tobacco	7,452,596	—	—	7,452,596
Wireless Telecommunication Services	5,141,943	—	—	5,141,943
Total Common Stocks	352,904,556	11,850,618	—	364,755,174
Total U.S. Treasury & Government Agencies*	—	124,042,309	—	124,042,309
Total Corporate Bonds & Notes*	—	79,073,776	—	79,073,776
Total Asset-Backed Securities*	—	29,802,842	—	29,802,842
Total Mortgage-Backed Securities*	—	11,324,424	—	11,324,424
Total Preferred Stocks*	—	4,784,863	—	4,784,863
Total Municipals*	—	2,395,808	—	2,395,808
Total Short-Term Investments*	—	4,984,232	—	4,984,232
Securities Lending Reinvestments
Repurchase Agreements	—	9,955,227	—	9,955,227
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	9,955,227	—	23,955,227
Total Investments	$366,904,556	$278,214,099	$—	$645,118,655

Collateral for Securities Loaned (Liability)	$—	$(23,955,227)	$—	$(23,955,227)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,222,015	$—	$—	$1,222,015
Futures Contracts (Unrealized Depreciation)	(354,134)	—	—	(354,134)
Total Futures Contracts	$867,881	$—	$—	$867,881

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$645,118,655
Cash	970
Cash denominated in foreign currencies (c)	7
Receivable for:
Fund shares sold	155,987
Dividends and interest	2,601,195
Variation margin on futures contracts	3,673
Prepaid expenses	2,252

Total Assets	647,882,739
Liabilities
Collateral for securities loaned	23,955,227
Payables for:
TBA securities purchased	1,837,950
Fund shares redeemed	457,402
Accrued Expenses:
Management fees	284,046
Distribution and service fees	82,571
Deferred trustees’ fees	169,145
Other expenses	153,862

Total Liabilities	26,940,203

Net Assets	$620,942,536

Net Assets Consist of:
Paid in surplus	$511,114,404
Distributable earnings (Accumulated losses)	109,828,132

Net Assets	$620,942,536

Net Assets
Class A	$159,711,285
Class B	151,231,359
Class E	19,622,695
Class F	290,377,197
Capital Shares Outstanding*
Class A	1,055,028
Class B	1,020,988
Class E	130,747
Class F	1,944,779
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$151.38
Class B	148.12
Class E	150.08
Class F	149.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $576,314,567.
(b)	Includes securities loaned at value of $41,239,273.
(c)	Identified cost of cash denominated in foreign currencies was $7.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$8,501,849
Interest	10,785,753
Securities lending income	69,514
Other income	5,446

Total investment income	19,362,562
Expenses
Management fees	3,488,528
Administration fees	47,339
Custodian and accounting fees	159,446
Distribution and service fees—Class B	376,605
Distribution and service fees—Class E	29,165
Distribution and service fees—Class F	571,034
Audit and tax services	69,608
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	51,338
Insurance	5,705
Miscellaneous	22,768

Total expenses	4,914,360
Less management fee waiver	(140,775)

Net expenses	4,773,585

Net Investment Income	14,588,977

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29,573,011
Futures contracts	(1,150,930)
Foreign currency transactions	(2,082)

Net realized gain (loss)	28,419,999

Net change in unrealized appreciation (depreciation) on:
Investments	15,485,104
Futures contracts	984,392
Foreign currency transactions	11,904

Net change in unrealized appreciation (depreciation)	16,481,400

Net realized and unrealized gain (loss)	44,901,399

Net Increase (Decrease) in Net Assets From Operations	$59,490,376

(a)	Net of foreign withholding taxes of $122,980.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,588,977	$12,037,012
Net realized gain (loss)	28,419,999	31,895,327
Net change in unrealized appreciation (depreciation)	16,481,400	(118,575,214)

Increase (decrease) in net assets from operations	59,490,376	(74,642,875)

From Distributions to Shareholders
Class A	(11,361,184)	(19,044,690)
Class B	(10,868,967)	(19,219,957)
Class E	(1,394,786)	(2,383,256)
Class F	(20,447,945)	(35,961,907)

Total distributions	(44,072,882)	(76,609,810)

Increase (decrease) in net assets from capital share transactions	(22,995,157)	5,101,489

Total increase (decrease) in net assets	(7,577,663)	(146,151,196)

Net Assets
Beginning of period	628,520,199	774,671,395

End of period	$620,942,536	$628,520,199

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	41,362	$5,990,728	40,183	$6,481,341
Reinvestments	80,325	11,361,184	134,354	19,044,690
Redemptions	(139,805)	(20,384,607)	(112,852)	(18,101,618)

Net increase (decrease)	(18,118)	$(3,032,695)	61,685	$7,424,413

Class B
Sales	29,917	$4,300,833	26,320	$3,944,580
Reinvestments	78,425	10,868,967	138,213	19,219,957
Redemptions	(156,870)	(22,364,918)	(171,754)	(26,706,506)

Net increase (decrease)	(48,528)	$(7,195,118)	(7,221)	$(3,541,969)

Class E
Sales	4,763	$695,902	17,666	$2,678,918
Reinvestments	9,939	1,394,786	16,937	2,383,256
Redemptions	(25,032)	(3,667,617)	(21,179)	(3,256,187)

Net increase (decrease)	(10,330)	$(1,576,929)	13,424	$1,805,987

Class F
Sales	61,230	$8,793,693	56,534	$8,750,656
Reinvestments	146,412	20,447,945	256,742	35,961,907
Redemptions	(280,452)	(40,432,053)	(286,951)	(45,299,505)

Net increase (decrease)	(72,810)	$(11,190,415)	26,325	$(586,942)

Increase (decrease) derived from capital shares transactions		$(22,995,157)		$5,101,489

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$147.81	$186.11	$176.57	$172.66	$153.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.72	3.11	2.70	3.23	3.67
Net realized and unrealized gain (loss)	10.89	(21.88)	21.69	11.99	26.62

Total income (loss) from investment operations	14.61	(18.77)	24.39	15.22	30.29

Less Distributions
Distributions from net investment income	(3.35)	(3.10)	(3.57)	(4.17)	(4.05)
Distributions from net realized capital gains	(7.69)	(16.43)	(11.28)	(7.14)	(6.72)

Total distributions	(11.04)	(19.53)	(14.85)	(11.31)	(10.77)

Net Asset Value, End of Period	$151.38	$147.81	$186.11	$176.57	$172.66

Total Return (%) (b)	10.40	(9.63)	14.22	9.76	20.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.63	0.62	0.64	0.63
Net ratio of expenses to average net assets (%) (c)	0.62	0.60	0.59	0.64	0.63
Ratio of net investment income (loss) to average net assets (%)	2.55	1.96	1.47	1.97	2.23
Portfolio turnover rate (%)	32 (d)	62 (d)	92 (d)	78 (d)	42 (d)
Net assets, end of period (in millions)	$159.7	$158.6	$188.2	$176.7	$174.7

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$144.80	$182.66	$173.56	$169.83	$150.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.28	2.66	2.20	2.77	3.21
Net realized and unrealized gain (loss)	10.67	(21.48)	21.32	11.80	26.19

Total income (loss) from investment operations	13.95	(18.82)	23.52	14.57	29.40

Less Distributions
Distributions from net investment income	(2.94)	(2.61)	(3.14)	(3.70)	(3.60)
Distributions from net realized capital gains	(7.69)	(16.43)	(11.28)	(7.14)	(6.72)

Total distributions	(10.63)	(19.04)	(14.42)	(10.84)	(10.32)

Net Asset Value, End of Period	$148.12	$144.80	$182.66	$173.56	$169.83

Total Return (%) (b)	10.13	(9.87)	13.93	9.49	20.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.88	0.87	0.89	0.88
Net ratio of expenses to average net assets (%) (c)	0.87	0.85	0.84	0.89	0.88
Ratio of net investment income (loss) to average net assets (%)	2.29	1.70	1.22	1.73	1.98
Portfolio turnover rate (%)	32 (d)	62 (d)	92 (d)	78 (d)	42 (d)
Net assets, end of period (in millions)	$151.2	$154.9	$196.7	$193.4	$198.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$146.61	$184.72	$175.35	$171.52	$152.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.46	2.85	2.41	2.97	3.40
Net realized and unrealized gain (loss)	10.80	(21.71)	21.55	11.90	26.45

Total income (loss) from investment operations	14.26	(18.86)	23.96	14.87	29.85

Less Distributions
Distributions from net investment income	(3.10)	(2.82)	(3.31)	(3.90)	(3.78)
Distributions from net realized capital gains	(7.69)	(16.43)	(11.28)	(7.14)	(6.72)

Total distributions	(10.79)	(19.25)	(14.59)	(11.04)	(10.50)

Net Asset Value, End of Period	$150.08	$146.61	$184.72	$175.35	$171.52

Total Return (%) (b)	10.24	(9.77)	14.05	9.60	20.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.77	0.79	0.78
Net ratio of expenses to average net assets (%) (c)	0.77	0.75	0.74	0.79	0.78
Ratio of net investment income (loss) to average net assets (%)	2.39	1.81	1.32	1.83	2.08
Portfolio turnover rate (%)	32 (d)	62 (d)	92 (d)	78 (d)	42 (d)
Net assets, end of period (in millions)	$19.6	$20.7	$23.6	$23.0	$24.1

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$145.89	$183.89	$174.64	$170.86	$151.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	3.38	2.76	2.31	2.87	3.31
Net realized and unrealized gain (loss)	10.75	(21.62)	21.45	11.86	26.34

Total income (loss) from investment operations	14.13	(18.86)	23.76	14.73	29.65

Less Distributions
Distributions from net investment income	(3.02)	(2.71)	(3.23)	(3.81)	(3.68)
Distributions from net realized capital gains	(7.69)	(16.43)	(11.28)	(7.14)	(6.72)

Total distributions	(10.71)	(19.14)	(14.51)	(10.95)	(10.40)

Net Asset Value, End of Period	$149.31	$145.89	$183.89	$174.64	$170.86

Total Return (%) (b)	10.19	(9.82)	13.99	9.54	20.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.82	0.84	0.83
Net ratio of expenses to average net assets (%) (c)	0.82	0.80	0.79	0.84	0.83
Ratio of net investment income (loss) to average net assets (%)	2.35	1.76	1.27	1.77	2.03
Portfolio turnover rate (%)	32 (d)	62 (d)	92 (d)	78 (d)	42 (d)
Net assets, end of period (in millions)	$290.4	$294.3	$366.2	$357.4	$362.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 22%, 30%, 29%, 40%, and 29% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $1,118. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,955,227. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(8,148,709)	$—	$—	$—	$(8,148,709)
Corporate Bonds & Notes	(15,173,734)	—	—	—	(15,173,734)
U.S. Treasury & Government Agencies	(632,784)	—	—	—	(632,784)
Total Borrowings	$(23,955,227)	$—	$—	$—	$(23,955,227)
Gross amount of recognized liabilities for securities lending transactions					$(23,955,227)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$1,222,015	Unrealized depreciation on futures contracts (a)	$354,134

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(1,150,930)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$984,392

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$35,571,964
Futures contracts short	(10,308,536)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$118,379,652	$77,254,775	$114,114,734	$134,752,976

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$60,158,113	$60,955,621

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$3,488,528	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$200 million to $250 million
0.020%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.075%	$1 billion to $1.25 billion
0.025%	$1.25 billion to $1.5 billion
(0.025)%	$1.5 billion to $3.84 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

During year ended December 31, 2023, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $5,446 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$579,203,364

Gross unrealized appreciation	102,410,696
Gross unrealized (depreciation)	(36,495,405)

Net unrealized appreciation (depreciation)	$65,915,291

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$12,611,575	$13,064,326	$31,461,307	$63,545,484	$44,072,882	$76,609,810

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$14,891,215	$29,180,971	$65,925,092	$—	$109,997,278

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction,

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-31

Brighthouse Funds Trust II

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-32

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-33

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-34

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-35

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-36

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%), for the one- and five-year periods ended October 31, 2023 and outperformed its blended benchmark for the three-year period ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-37

Brighthouse Funds Trust II

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-38

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, D and E shares of the MFS Value Portfolio returned 8.15%, 7.85%, 8.00%, and 7.97%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 11.46%.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of tighter monetary policy may not be fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the U.S. housing sector slowed as a result of higher mortgage rates. China’s abandonment of its zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.

Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.

Normalizing supply chains, low levels of unemployment across developed markets, and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Value Index (the “Index”), during the reporting period. An underweight position and, to a lesser extent, stock selection in the Communication Services sector detracted most from relative performance. Within this sector, not holding shares of social networking service provider Meta Platforms and technology company Alphabet hindered relative performance. Both companies transitioned out of the Index during the annual reconstitution in June.

Stock selection in the Industrials sector also weakened relative returns. Within this sector, the Portfolio’s overweight position in global security company Northrop Grumman and not owning shares of diversified technology and financial services company General Electric detracted from relative returns.

Stock selection and an underweight position in the Information Technology (“IT”) sector weighed on relative performance. Within this sector, not holding shares of semiconductor company Intel and customer information software manager Salesforce dampened relative results.

Elsewhere, the Portfolio’s overweight positions in pharmaceutical giant Pfizer, global health services provider Cigna, energy products and services supplier Dominion Energy, and holding shares of premium drinks distributor Diageo (United Kingdom) detracted from relative returns.

Conversely, an underweight position and stock selection in the Energy sector contributed to relative results. Within this sector, an underweight position in integrated energy company Chevron and not holding shares of integrated oil and gas company ExxonMobil bolstered relative performance.

Stock selection in the Consumer Discretionary sector also supported relative results led by the Portfolio’s position in hotel and residential properties operator Marriott International.

Individual stocks in other sectors that aided relative performance included semiconductor industry services provider KLA, IT servicing firm Accenture, semiconductor solutions provider NXP Semiconductors (Netherlands), and overweight positions in leading diversified industrial manufacturer Eaton and global financial services firm JPMorgan Chase. Additionally, not holding shares of electricity provider NextEra Energy and pharmaceutical company Bristol-Myers Squibb further supported relative results.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences in holdings of securities denominated in foreign currencies, was another contributor to relative performance.

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing twelve months, the Portfolio’s absolute exposure to IT, Energy, and Real Estate increased. Conversely, exposure to Health Care, Industrials, and Materials decreased. At the end of the period, the Portfolio’s top overweights relative to the Index included the Financials, Utilities, and Industrials sectors, while the Portfolio was most underweight Real Estate, Energy, and Consumer Discretionary.

Nevin P. Chitkara

Katherine Cannan

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MFS Value Portfolio
Class A	8.15	11.55	8.78
Class B	7.85	11.27	8.51
Class D	8.00	11.43	8.67
Class E	7.97	11.39	8.62
Russell 1000 Value Index	11.46	10.91	8.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.4
Cigna Group	2.9
Progressive Corp.	2.8
ConocoPhillips	2.7
Comcast Corp. - Class A	2.5
Marsh & McLennan Cos., Inc.	2.4
McKesson Corp.	2.2
Northrop Grumman Corp.	2.2
Johnson & Johnson	2.2
Aon PLC - Class A	2.2

Top Sectors

% of Net Assets
Financials	25.1
Industrials	16.6
Health Care	14.6
Information Technology	8.5
Consumer Staples	7.8
Utilities	7.6
Energy	5.8
Consumer Discretionary	3.5
Materials	3.5
Communication Services	3.3

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.58%	$1,000.00	$1,059.40	$3.01
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B (a)	Actual	0.83%	$1,000.00	$1,057.50	$4.30
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class D (a)	Actual	0.68%	$1,000.00	$1,058.90	$3.53
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class E (a)	Actual	0.73%	$1,000.00	$1,058.40	$3.79
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.7%
General Dynamics Corp.	202,396	$52,556,170
Northrop Grumman Corp.	132,037	61,811,801
RTX Corp.	510,858	42,983,592

		157,351,563

Banks—6.8%
Citigroup, Inc.	701,033	36,061,138
JPMorgan Chase & Co.	726,065	123,503,656
PNC Financial Services Group, Inc.	200,644	31,069,723

		190,634,517

Beverages—2.5%
Diageo PLC	989,970	35,949,967
PepsiCo, Inc. (a)	205,853	34,962,074

		70,912,041

Biotechnology—1.2%
AbbVie, Inc.	214,431	33,230,372

Building Products—1.5%
Johnson Controls International PLC	315,697	18,196,775
Trane Technologies PLC	93,992	22,924,649

		41,121,424

Capital Markets—5.5%
BlackRock, Inc.	39,532	32,092,078
KKR & Co., Inc. (a)	300,380	24,886,483
Morgan Stanley	585,905	54,635,641
Nasdaq, Inc.	708,682	41,202,771

		152,816,973

Chemicals—3.4%
Corteva, Inc.	292,520	14,017,558
DuPont de Nemours, Inc.	521,361	40,108,302
PPG Industries, Inc.	140,774	21,052,752
Sherwin-Williams Co.	66,838	20,846,772

		96,025,384

Commercial Services & Supplies—0.1%
Veralto Corp. (a)	17,323	1,424,990

Consumer Finance — 1.9%
American Express Co.	275,257	51,566,646

Consumer Staples Distribution & Retail—1.3%
Target Corp.	264,002	37,599,165

Electric Utilities—6.4%
American Electric Power Co., Inc. (a)	162,117	13,167,143
Duke Energy Corp. (a)	516,131	50,085,352
Exelon Corp.	562,171	20,181,939
PG&E Corp. (a)	1,195,199	21,549,438
Southern Co.	706,691	49,553,173
Xcel Energy, Inc.	374,623	23,192,910

		177,729,955

Electrical Equipment—1.5%
Eaton Corp. PLC	167,964	40,449,090

Food Products—1.8%
Archer-Daniels-Midland Co. (a)	102,546	7,405,872
Nestle SA	367,552	42,539,503

		49,945,375

Ground Transportation—2.7%
Canadian National Railway Co.	131,729	16,549,114
Union Pacific Corp.	243,355	59,772,855

		76,321,969

Health Care Equipment & Supplies—2.3%
Abbott Laboratories	263,328	28,984,513
Boston Scientific Corp. (b)	331,315	19,153,320
Medtronic PLC	182,702	15,050,991

		63,188,824

Health Care Providers & Services—5.7%
Cigna Group	265,079	79,377,907
Elevance Health, Inc.	34,762	16,392,369
McKesson Corp.	135,080	62,539,338

		158,309,614

Hotels, Restaurants & Leisure—1.4%
Marriott International, Inc. - Class A	178,634	40,283,753

Household Products—1.0%
Kimberly-Clark Corp.	162,999	19,806,008
Reckitt Benckiser Group PLC	129,636	8,943,553

		28,749,561

Industrial Conglomerates—1.8%
Honeywell International, Inc.	236,263	49,546,714

Industrial REITs—1.9%
Prologis, Inc.	389,619	51,936,213

Insurance—10.9%
Aon PLC - Class A	206,304	60,038,590
Chubb Ltd.	229,596	51,888,696
Marsh & McLennan Cos., Inc.	355,107	67,282,123
Progressive Corp.	493,244	78,563,905
Travelers Cos., Inc.	238,296	45,393,005

		303,166,319

IT Services—2.1%
Accenture PLC - Class A	165,397	58,039,461

Machinery—2.4%
Illinois Tool Works, Inc. (a)	149,129	39,062,850
Otis Worldwide Corp.	102,988	9,214,336
PACCAR, Inc.	191,673	18,716,869

		66,994,055

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Media—3.3%
Charter Communications, Inc. - Class A (a) (b)	55,092	$21,413,159
Comcast Corp. - Class A	1,601,413	70,221,960

		91,635,119

Multi-Utilities—1.2%
Dominion Energy, Inc. (a)	700,824	32,938,728

Oil, Gas & Consumable Fuels—5.8%
Chevron Corp.	141,923	21,169,235
ConocoPhillips	648,495	75,270,815
EOG Resources, Inc.	204,604	24,746,854
Pioneer Natural Resources Co.	182,663	41,077,255

		162,264,159

Personal Care Products—1.1%
Kenvue, Inc.	1,364,174	29,370,666

Pharmaceuticals—5.4%
Johnson & Johnson	393,538	61,683,146
Merck & Co., Inc.	335,002	36,521,918
Pfizer, Inc.	1,556,784	44,819,811
Roche Holding AG	29,483	8,545,121

		151,569,996

Professional Services—1.0%
Equifax, Inc. (a)	115,767	28,628,021

Semiconductors & Semiconductor Equipment—6.4%
Analog Devices, Inc.	281,625	55,919,460
KLA Corp.	82,893	48,185,701
NXP Semiconductors NV	145,541	33,427,857
Texas Instruments, Inc.	243,539	41,513,658

		179,046,676

Specialized REITs—0.4%
Public Storage	34,049	10,384,945

Specialty Retail—2.1%
Lowe’s Cos., Inc.	259,911	57,843,193

Total Common Stocks (Cost $1,973,860,079)		2,741,025,481

Short-Term Investments—1.4%

Discount Note—1.4%
Federal Home Loan Bank 2.637%, 01/02/24 (c)	39,647,000	39,624,049

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $74,142; collateralized by U.S. Treasury Note at 2.500%, maturing 02/28/26, with a market value of $75,676.	74,121	74,121

Total Short-Term Investments (Cost $39,715,394)		39,698,170

Securities Lending Reinvestments (d)—1.1%
Security Description	Shares/ Principal Amount*	Value

Certificate of Deposit—0.1%
Bank of America NA 5.730%, SOFR + 0.340%, 03/08/24 (e)	2,000,000	2,000,458

Repurchase Agreements—0.7%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,001,211; collateralized by various Common Stock with an aggregate market value of $2,227,592.	2,000,000	2,000,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $900,533; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $918,503.	900,000	900,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $4,120,661; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $4,080,019.	4,000,000	4,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $3,614,591; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $3,684,713.	3,612,464	3,612,464
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $4,202,590; collateralized by various Common Stock with an aggregate market value of $4,687,259.	4,200,000	4,200,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $1,005,435; collateralized by various Common Stock with an aggregate market value of $1,111,284.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,901,717; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $2,964,569.	2,900,000	2,900,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $600,355; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $612,000.	600,000	600,000

		19,212,464

Mutual Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (f)	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (f)	2,000,000	$2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (f)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	1,000,000	1,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $28,212,464)		28,212,922

Total Investments—101.0% (Cost $2,041,787,937)		2,808,936,573
Other assets and liabilities (net)—(1.0)%		(27,350,816)

Net Assets—100.0%		$2,781,585,757

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $36,649,725 and the collateral received consisted of cash in the amount of $28,212,464 and non-cash collateral with a value of $9,328,081. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$157,351,563	$—	$—	$157,351,563
Banks	190,634,517	—	—	190,634,517
Beverages	34,962,074	35,949,967	—	70,912,041
Biotechnology	33,230,372	—	—	33,230,372
Building Products	41,121,424	—	—	41,121,424
Capital Markets	152,816,973	—	—	152,816,973
Chemicals	96,025,384	—	—	96,025,384
Commercial Services & Supplies	1,424,990	—	—	1,424,990
Consumer Finance	51,566,646	—	—	51,566,646
Consumer Staples Distribution & Retail	37,599,165	—	—	37,599,165
Electric Utilities	177,729,955	—	—	177,729,955
Electrical Equipment	40,449,090	—	—	40,449,090
Food Products	7,405,872	42,539,503	—	49,945,375
Ground Transportation	76,321,969	—	—	76,321,969
Health Care Equipment & Supplies	63,188,824	—	—	63,188,824
Health Care Providers & Services	158,309,614	—	—	158,309,614
Hotels, Restaurants & Leisure	40,283,753	—	—	40,283,753
Household Products	19,806,008	8,943,553	—	28,749,561
Industrial Conglomerates	49,546,714	—	—	49,546,714
Industrial REITs	51,936,213	—	—	51,936,213
Insurance	303,166,319	—	—	303,166,319
IT Services	58,039,461	—	—	58,039,461
Machinery	66,994,055	—	—	66,994,055
Media	91,635,119	—	—	91,635,119
Multi-Utilities	32,938,728	—	—	32,938,728
Oil, Gas & Consumable Fuels	162,264,159	—	—	162,264,159
Personal Care Products	29,370,666	—	—	29,370,666
Pharmaceuticals	143,024,875	8,545,121	—	151,569,996
Professional Services	28,628,021	—	—	28,628,021
Semiconductors & Semiconductor Equipment	179,046,676	—	—	179,046,676
Specialized REITs	10,384,945	—	—	10,384,945
Specialty Retail	57,843,193	—	—	57,843,193
Total Common Stocks	2,645,047,337	95,978,144	—	2,741,025,481
Total Short-Term Investments*	—	39,698,170	—	39,698,170
Securities Lending Reinvestments
Certificate of Deposit	—	2,000,458	—	2,000,458
Repurchase Agreements	—	19,212,464	—	19,212,464
Mutual Funds	7,000,000	—	—	7,000,000
Total Securities Lending Reinvestments	7,000,000	21,212,922	—	28,212,922
Total Investments	$2,652,047,337	$156,889,236	$—	$2,808,936,573
Collateral for Securities Loaned (Liability)	$—	$(28,212,464)	$—	$(28,212,464)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$2,808,936,573
Cash	81,163
Receivable for:
Fund shares sold	579,404
Dividends and interest	3,491,096
Prepaid expenses	9,989

Total Assets	2,813,098,225

Liabilities
Collateral for securities loaned	28,212,464
Payables for:
Fund shares redeemed	1,326,293
Accrued Expenses:
Management fees	1,292,427
Distribution and service fees	184,264
Deferred trustees’ fees	305,155
Other expenses	191,865

Total Liabilities	31,512,468

Net Assets	$2,781,585,757

Net Assets Consist of:
Paid in surplus	$1,715,161,203
Distributable earnings (Accumulated losses)	1,066,424,554

Net Assets	$2,781,585,757

Net Assets
Class A	$1,847,926,994
Class B	809,833,772
Class D	9,965,612
Class E	113,859,379
Capital Shares Outstanding*
Class A	132,719,577
Class B	59,438,437
Class D	719,961
Class E	8,268,893
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.92
Class B	13.62
Class D	13.84
Class E	13.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,041,787,937.
(b)	Includes securities loaned at value of $36,649,725.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$65,633,235
Interest	897,837
Securities lending income	408,485
Other income	25,450

Total investment income	66,965,007

Expenses
Management fees	17,063,386
Administration fees	116,660
Custodian and accounting fees	160,763
Distribution and service fees—Class B	2,006,560
Distribution and service fees—Class D	9,951
Distribution and service fees—Class E	169,260
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	100,287
Insurance	25,915
Miscellaneous	32,095

Total expenses	19,826,727
Less management fee waiver	(1,760,564)

Net expenses	18,066,163

Net Investment Income	48,898,844

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	252,196,337
Foreign currency transactions	24,155

Net realized gain (loss)	252,220,492

Net change in unrealized appreciation (depreciation) on:
Investments	(88,766,703)
Foreign currency transactions	66,846

Net change in unrealized appreciation (depreciation)	(88,699,857)

Net realized and unrealized gain (loss)	163,520,635

Net Increase (Decrease) in Net Assets From Operations	$212,419,479

(a)	Net of foreign withholding taxes of $389,559.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$48,898,844	$50,479,266
Net realized gain (loss)	252,220,492	328,098,170
Net change in unrealized appreciation (depreciation)	(88,699,857)	(602,225,796)

Increase (decrease) in net assets from operations	212,419,479	(223,648,360)

From Distributions to Shareholders
Class A	(252,945,382)	(325,553,922)
Class B	(110,751,351)	(140,703,302)
Class D	(1,363,104)	(1,770,839)
Class E	(15,486,301)	(19,633,868)

Total distributions	(380,546,138)	(487,661,931)

Increase (decrease) in net assets from capital share transactions	113,957,024	(33,328,010)

Total increase (decrease) in net assets	(54,169,635)	(744,638,301)

Net Assets
Beginning of period	2,835,755,392	3,580,393,693

End of period	$2,781,585,757	$2,835,755,392

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,980,330	$42,506,951	3,558,300	$62,373,937
Reinvestments	19,623,381	252,945,382	23,850,104	325,553,922
Redemptions	(15,683,933)	(213,809,170)	(26,943,916)	(434,923,735)

Net increase (decrease)	6,919,778	$81,643,163	464,488	$(46,995,876)

Class B
Sales	2,048,734	$28,653,519	2,310,908	$36,958,204
Reinvestments	8,768,911	110,751,351	10,492,416	140,703,302
Redemptions	(8,193,151)	(110,138,625)	(10,789,269)	(170,456,811)

Net increase (decrease)	2,624,494	$29,266,245	2,014,055	$7,204,695

Class D
Sales	9,377	$127,790	5,410	$86,922
Reinvestments	106,326	1,363,104	130,305	1,770,839
Redemptions	(107,550)	(1,473,582)	(93,633)	(1,474,422)

Net increase (decrease)	8,153	$17,312	42,082	$383,339

Class E
Sales	387,514	$5,461,962	547,791	$8,963,066
Reinvestments	1,213,660	15,486,301	1,451,136	19,633,868
Redemptions	(1,310,107)	(17,917,959)	(1,412,098)	(22,517,102)

Net increase (decrease)	291,067	$3,030,304	586,829	$6,079,832

Increase (decrease) derived from capital shares transactions		$113,957,024		$(33,328,010)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.91	$19.12	$15.63	$16.44	$13.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.28	0.26	0.26	0.29
Net realized and unrealized gain (loss)	0.79	(1.68)	3.69	0.17	3.71

Total income (loss) from investment operations	1.05	(1.40)	3.95	0.43	4.00

Less Distributions
Distributions from net investment income	(0.28)	(0.30)	(0.28)	(0.30)	(0.31)
Distributions from net realized capital gains	(1.76)	(2.51)	(0.18)	(0.94)	(1.06)

Total distributions	(2.04)	(2.81)	(0.46)	(1.24)	(1.37)

Net Asset Value, End of Period	$13.92	$14.91	$19.12	$15.63	$16.44

Total Return (%) (b)	8.15	(5.98)	25.54	3.96	30.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.63	0.63	0.64	0.63
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.57	0.58	0.57
Ratio of net investment income (loss) to average net assets (%)	1.85	1.73	1.47	1.79	1.86
Portfolio turnover rate (%)	14	13	8	13	12
Net assets, end of period (in millions)	$1,847.9	$1,876.1	$2,396.8	$2,393.8	$2,400.3

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.63	$18.81	$15.38	$16.20	$13.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.23	0.21	0.22	0.24
Net realized and unrealized gain (loss)	0.77	(1.65)	3.64	0.16	3.67

Total income (loss) from investment operations	0.99	(1.42)	3.85	0.38	3.91

Less Distributions
Distributions from net investment income	(0.24)	(0.25)	(0.24)	(0.26)	(0.27)
Distributions from net realized capital gains	(1.76)	(2.51)	(0.18)	(0.94)	(1.06)

Total distributions	(2.00)	(2.76)	(0.42)	(1.20)	(1.33)

Net Asset Value, End of Period	$13.62	$14.63	$18.81	$15.38	$16.20

Total Return (%) (b)	7.85	(6.22)	25.30	3.66	29.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.88	0.88	0.89	0.88
Net ratio of expenses to average net assets (%) (c)	0.83	0.83	0.82	0.83	0.82
Ratio of net investment income (loss) to average net assets (%)	1.60	1.48	1.22	1.54	1.61
Portfolio turnover rate (%)	14	13	8	13	12
Net assets, end of period (in millions)	$809.8	$831.3	$1,030.7	$947.8	$948.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.84	$19.03	$15.56	$16.37	$13.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.26	0.24	0.24	0.27
Net realized and unrealized gain (loss)	0.78	(1.66)	3.67	0.17	3.69

Total income (loss) from investment operations	1.02	(1.40)	3.91	0.41	3.96

Less Distributions
Distributions from net investment income	(0.26)	(0.28)	(0.26)	(0.28)	(0.29)
Distributions from net realized capital gains	(1.76)	(2.51)	(0.18)	(0.94)	(1.06)

Total distributions	(2.02)	(2.79)	(0.44)	(1.22)	(1.35)

Net Asset Value, End of Period	$13.84	$14.84	$19.03	$15.56	$16.37

Total Return (%) (b)	8.00	(6.02)	25.42	3.85	29.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.73	0.73	0.74	0.73
Net ratio of expenses to average net assets (%) (c)	0.68	0.68	0.67	0.68	0.67
Ratio of net investment income (loss) to average net assets (%)	1.75	1.64	1.37	1.69	1.76
Portfolio turnover rate (%)	14	13	8	13	12
Net assets, end of period (in millions)	$10.0	$10.6	$12.7	$11.5	$12.6

	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.77	$18.96	$15.50	$16.32	$13.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.25	0.23	0.23	0.26
Net realized and unrealized gain (loss)	0.79	(1.66)	3.66	0.16	3.70

Total income (loss) from investment operations	1.02	(1.41)	3.89	0.39	3.96

Less Distributions
Distributions from net investment income	(0.26)	(0.27)	(0.25)	(0.27)	(0.29)
Distributions from net realized capital gains	(1.76)	(2.51)	(0.18)	(0.94)	(1.06)

Total distributions	(2.02)	(2.78)	(0.43)	(1.21)	(1.35)

Net Asset Value, End of Period	$13.77	$14.77	$18.96	$15.50	$16.32

Total Return (%) (b)	7.97	(6.10)	25.40	3.75	30.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.78	0.79	0.78
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.72	0.73	0.72
Ratio of net investment income (loss) to average net assets (%)	1.70	1.59	1.32	1.64	1.71
Portfolio turnover rate (%)	14	13	8	13	12
Net assets, end of period (in millions)	$113.9	$117.8	$140.1	$128.5	$132.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $74,121. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $19,212,464. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$381,456,715	$0	$632,412,200

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $361,671 in purchases and $9,095,325 in sales of investments, which are included above, and resulted in net realized gains of $2,857,930.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$17,063,386	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $100 million
0.050%	$100 million to $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $500 million
0.050%	$500 million to $750 million
0.025%	$1 billion to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period January 1, 2023 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

During the year ended December 31, 2023, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $25,450 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,043,726,987

Gross unrealized appreciation	824,031,659
Gross unrealized (depreciation)	(58,822,073)

Net unrealized appreciation (depreciation)	$765,209,586

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$49,915,522	$56,310,542	$330,630,616	$431,351,389	$380,546,138	$487,661,931

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$49,134,839	$252,295,751	$765,299,118	$—	$1,066,729,708

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the MFS Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-19

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-20

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-21

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-22

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-23

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-and three-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-and five-year periods ended October 31, 2023 and underperformed the same benchmark for the three-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In

BHFTII-24

Brighthouse Funds Trust II

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective January 1, 2023.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-25

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned 15.53%, 15.20%, and 15.35%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 14.65%.

MARKET ENVIRONMENT / CONDITIONS

The market overcame several headwinds during the year, including elevated inflation, the U.S. Federal Reserve’s (the “Fed”) rate hikes, concerns that the economy could fall into a recession, a mini crisis in the regional banking industry, and numerous geopolitical events. Despite this, the economy continued to expand, and corporate results often exceeded expectations. Investor sentiment was positive late in the year, largely driven by the Fed’s “pivot,” as it indicated the likely end to rate hikes and potential for rate cuts in 2024, buoying hopes that the Fed could orchestrate a “soft landing.” All told, the Russell 2000 Value Index rose 14.65% during the year. In contrast, the large-cap S&P 500 Index rose 26.29% during the same period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

It was another volatile year in the equity markets. During 2023, the Portfolio largely performed as we would expect in each material up- and down-market period (outperforming in the down-markets that were characterized by investor fear and uncertainty and underperforming in the up-markets when investor risk tolerance and speculation was on the rise). During the full year, the Portfolio appreciated strongly and outperformed the Russell 2000 Value Index due to strong sector allocation, which was partially offset by negative stock selection.

An overweight to the software industry within the Information Technology (“IT”) sector added the most value. Our overweight in the Industrials sector, a lack of names in the Utilities sector, and underweight to regional banks also added considerable value. On the downside, the Portfolio’s overweight to Health Care and a small cash position were modest drags on relative performance.

Stock selection was positive in the Health Care, Materials, and Consumer Staples sectors in 2023. Within Health Care, our life sciences tools & services positions added the most value, as these long-held names benefited from the increased demand for their higher margin products, driven by the growth in drug research and Glucagon-like peptide-1 (“GLP-1”) demand. Within the Materials sector, our chemicals and containers & packaging names outperformed. Within Consumer Staples, our household product names outperformed.

Examples of individual stocks that contributed to the Portfolio’s absolute performance included FICO, a company that provides decision management tools used to automate and improve business performance. The stock outperformed, driven by strong operating performance for both its Scores and software businesses. Manhattan Associates, Inc., which provides software solutions that enable the efficient movement of goods through the supply chain, was also additive for returns. The stock performed well on the back of earnings results that showed continued progress on its transition toward a subscription-led offering and solid traction for its new product offerings. Elsewhere, Qualys, Inc., a supplier of cloud-based security and compliance solutions, contributed to results. The company has a leading market position in the vulnerability management market and has successfully launched additional add-on products over time. The stock performed well in the period after reporting strong results and continued return of capital to shareholders in the form of a repurchase program.

Holdings in the Industrials, Financials, and Consumer Discretionary sectors were the largest detractors from relative results. Within Industrials, several of our holdings declined due to company-specific factors. Our Industrials holdings are balanced between steadier businesses that have a high percentage of recurring revenue and cyclicals that have greater sensitivity to economic conditions. Our holdings have leadership positions in niche markets, strong technical expertise, durable customer relationships and/or relative scale. Within Financials, our banking names underperformed the names in the benchmark, due in part to their higher valuations at the start of the period. The Portfolio is underweight regional banks, and we reduced our exposure throughout the year due to the challenging industry dynamics. Our bank holdings have conservative credit and risk management cultures, robust capitalization, long-term customer relationships and the ability to compound tangible book value over the long run.

Individual holdings that were negative for the Portfolio’s absolute performance during the reporting period included Valmont Industries, Inc. The company is the leading manufacturer of engineered, fabricated metal products, steel and aluminum pole, tower, and other structures with market-leading positions across a portfolio of duopoly/oligopoly businesses. The stock underperformed due to concerns about lower farm income and crop prices impacting the company’s agriculture segment (~30% of sales). Driven Brands Holdings, Inc., the largest auto services company in North America serving both retail and commercial customers, detracted from returns. The company operates in a large, defensive, and fragmented market and enjoys strong competitive moats from its technology, marketing, diversified platform and superior franchise economics. The stock underperformed due to weak earnings results driven by challenges in its car wash and glass business, as well as elevated financial leverage. CVB Financial Corp., a Southern California-based

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

small business-oriented lender, was also a headwind for performance. The stock underperformed due to concerns around its liquidity, funding costs and commercial real estate exposure.

We made several adjustments to Portfolio holdings throughout the reporting period. While the Portfolio’s sector positioning is driven by bottom-up stock selection, the Portfolio had the largest overweights in IT and Industrials at the end of the reporting period. In contrast, the Portfolio’s largest sector underweights relative to the benchmark were Financials and Real Estate.

Judy Vale^

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Judy Vale relinquished her portfolio management duties for the Portfolio in January 2024.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	15.53	12.40	8.75
Class B	15.20	12.13	8.48
Class E	15.35	12.24	8.58
Russell 2000 Value Index	14.65	10.00	6.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Fair Isaac Corp.	2.5
Qualys, Inc.	2.4
Manhattan Associates, Inc.	2.2
RBC Bearings, Inc.	2.2
Pool Corp.	2.2
SPS Commerce, Inc.	2.1
Lattice Semiconductor Corp.	1.9
Eagle Materials, Inc.	1.8
Chemed Corp.	1.8
Bio-Techne Corp.	1.8

Top Sectors

% of Net Assets
Industrials	27.8
Information Technology	21.6
Financials	12.0
Health Care	10.8
Consumer Discretionary	9.8
Energy	5.7
Materials	4.2
Consumer Staples	2.6
Communication Services	2.3
Real Estate	1.8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.81%	$1,000.00	$1,031.30	$4.15
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B (a)	Actual	1.06%	$1,000.00	$1,029.70	$5.42
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

Class E (a)	Actual	0.96%	$1,000.00	$1,030.40	$4.91
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Automobile Components—1.6%
Fox Factory Holding Corp. (a)	126,878	$8,561,727
LCI Industries	48,038	6,038,857

		14,600,584

Banks—6.6%
Bank of Hawaii Corp.	83,242	6,031,715
Community Bank System, Inc.	178,646	9,309,243
Cullen/Frost Bankers, Inc.	85,144	9,237,273
First Financial Bankshares, Inc.	230,741	6,991,452
Glacier Bancorp, Inc.	182,880	7,556,602
Lakeland Financial Corp.	70,037	4,563,611
Prosperity Bancshares, Inc.	104,491	7,077,175
Stock Yards Bancorp, Inc.	80,212	4,130,116
United Community Banks, Inc.	233,182	6,822,905

		61,720,092

Building Products—2.1%
CSW Industrials, Inc.	66,792	13,853,329
Hayward Holdings, Inc. (a)	454,688	6,183,757

		20,037,086

Capital Markets—1.8%
Hamilton Lane, Inc. - Class A	41,818	4,743,834
Houlihan Lokey, Inc.	60,069	7,202,874
MarketAxess Holdings, Inc.	16,210	4,747,098

		16,693,806

Chemicals—1.4%
Element Solutions, Inc.	330,275	7,642,564
Quaker Chemical Corp.	24,970	5,329,097

		12,971,661

Commercial Services & Supplies—2.5%
Casella Waste Systems, Inc. - Class A (a)	32,003	2,734,976
Rollins, Inc.	168,762	7,369,837
Tetra Tech, Inc.	79,121	13,207,669

		23,312,482

Communications Equipment—0.3%
NetScout Systems, Inc. (a)	130,518	2,864,870

Construction & Engineering—2.3%
Arcosa, Inc.	92,507	7,644,779
Valmont Industries, Inc.	60,146	14,044,692

		21,689,471

Construction Materials—1.8%
Eagle Materials, Inc.	84,862	17,213,408

Consumer Staples Distribution & Retail—0.4%
Grocery Outlet Holding Corp. (a)	126,149	3,400,977

Containers & Packaging—0.9%
AptarGroup, Inc.	70,179	8,675,528

Distributors—2.2%
Pool Corp.	51,053	20,355,342

Diversified Consumer Services—0.6%
Bright Horizons Family Solutions, Inc. (a)	55,281	5,209,681

Electronic Equipment, Instruments & Components—3.8%
Advanced Energy Industries, Inc.	55,862	6,084,489
Littelfuse, Inc.	62,280	16,663,637
Novanta, Inc. (a)	54,660	9,205,290
Rogers Corp. (a)	23,300	3,077,231

		35,030,647

Energy Equipment & Services—2.9%
Cactus, Inc. - Class A	109,477	4,970,256
Oceaneering International, Inc. (a)	299,139	6,365,678
Tidewater, Inc. (a)	170,121	12,267,425
Transocean Ltd. (a)	508,444	3,228,619

		26,831,978

Financial Services—1.3%
Jack Henry & Associates, Inc.	39,303	6,422,503
Shift4 Payments, Inc. - Class A (a)	73,275	5,447,264

		11,869,767

Food Products—0.9%
Simply Good Foods Co. (a)	115,812	4,586,155
Utz Brands, Inc.	244,737	3,974,529

		8,560,684

Health Care Equipment & Supplies—3.3%
Atrion Corp.	11,462	4,341,691
Haemonetics Corp. (a)	176,329	15,077,893
QuidelOrtho Corp. (a)	50,156	3,696,497
UFP Technologies, Inc. (a)	46,813	8,053,709

		31,169,790

Health Care Providers & Services—2.2%
Chemed Corp.	28,910	16,905,123
CorVel Corp. (a)	13,202	3,263,666

		20,168,789

Health Care Technology—0.4%
Simulations Plus, Inc.	80,260	3,591,635

Hotels, Restaurants & Leisure—1.2%
Texas Roadhouse, Inc.	92,149	11,263,372

Household Products—1.3%
Church & Dwight Co., Inc.	39,691	3,753,181
WD-40 Co.	34,369	8,216,597

		11,969,778

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—2.3%
AMERISAFE, Inc.	115,630	$5,409,171
Hagerty, Inc. - Class A (a)	210,933	1,645,277
RLI Corp.	77,224	10,280,059
Stewart Information Services Corp.	68,085	3,999,994

		21,334,501

Life Sciences Tools & Services—4.3%
Bio-Techne Corp.	216,343	16,693,026
ICON PLC (a)	29,602	8,379,438
Stevanato Group SpA	202,217	5,518,502
West Pharmaceutical Services, Inc.	25,926	9,129,063

		39,720,029

Machinery—12.7%
Crane Co.	23,695	2,799,327
Esab Corp.	111,099	9,623,395
ESCO Technologies, Inc.	46,447	5,435,692
Federal Signal Corp.	17,119	1,313,712
Graco, Inc.	111,132	9,641,812
Hillman Solutions Corp. (a)	497,178	4,579,009
Kadant, Inc.	56,206	15,755,104
Lindsay Corp.	49,611	6,407,757
Nordson Corp.	37,593	9,930,567
Omega Flex, Inc.	27,327	1,926,827
RBC Bearings, Inc. (a)	71,467	20,360,234
SPX Technologies, Inc. (a)	106,267	10,734,030
Standex International Corp.	50,429	7,986,945
Toro Co.	123,308	11,836,335

		118,330,746

Marine Transportation—1.6%
Kirby Corp. (a)	191,449	15,024,918

Media—2.3%
Cable One, Inc.	9,488	5,280,926
Nexstar Media Group, Inc.	86,169	13,506,991
TechTarget, Inc. (a)	89,454	3,118,366

		21,906,283

Oil, Gas & Consumable Fuels—2.8%
Matador Resources Co.	101,227	5,755,767
Sitio Royalties Corp. - Class A	344,938	8,109,492
Southwestern Energy Co. (a)	1,096,673	7,183,208
Texas Pacific Land Corp.	2,429	3,819,481
Viper Energy, Inc.	43,828	1,375,323

		26,243,271

Pharmaceuticals—0.7%
Amphastar Pharmaceuticals, Inc. (a)	102,987	6,369,746

Professional Services—3.6%
CBIZ, Inc. (a)	39,506	2,472,681
CRA International, Inc.	35,671	3,526,079
Exponent, Inc.	151,108	13,303,548
FTI Consulting, Inc. (a)	72,882	14,514,450

		33,816,758

Real Estate Management & Development—1.8%
Colliers International Group, Inc.	13,606	1,721,431
FirstService Corp.	93,919	15,223,331

		16,944,762

Semiconductors & Semiconductor Equipment—4.2%
Lattice Semiconductor Corp. (a)	258,875	17,859,786
MKS Instruments, Inc.	57,848	5,950,824
Power Integrations, Inc.	184,981	15,188,790

		38,999,400

Software—13.3%
Aspen Technology, Inc. (a)	50,436	11,103,485
CommVault Systems, Inc. (a)	93,255	7,446,412
Fair Isaac Corp. (a)	19,976	23,252,264
Manhattan Associates, Inc. (a)	95,127	20,482,746
Model N, Inc. (a)	210,696	5,674,043
Qualys, Inc. (a)	112,347	22,051,469
SPS Commerce, Inc. (a)	99,071	19,203,923
Tyler Technologies, Inc. (a)	21,587	9,025,956
Vertex, Inc. - Class A (a)	221,601	5,969,931

		124,210,229

Specialty Retail—4.3%
Asbury Automotive Group, Inc. (a)	70,006	15,749,250
Floor & Decor Holdings, Inc. - Class A (a)	88,725	9,898,161
Tractor Supply Co.	31,651	6,805,915
Winmark Corp.	18,855	7,872,905

		40,326,231

Trading Companies & Distributors—2.9%
Richelieu Hardware Ltd.	133,234	4,824,397
SiteOne Landscape Supply, Inc. (a)	36,888	5,994,300
Transcat, Inc. (a)	42,085	4,601,153
Watsco, Inc.	27,350	11,718,655

		27,138,505

Total Common Stocks (Cost $566,636,950)		919,566,807

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2023

Short-Term Investment—1.5%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $14,083,053; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $14,360,797.	14,079,142	$14,079,142

Total Short-Term Investments (Cost $14,079,142)		14,079,142

Total Investments— 100.1% (Cost $580,716,092)		933,645,949
Other assets and liabilities (net)—(0.1)%		(1,033,535)

Net Assets—100.0%		$932,612,414

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$919,566,807	$—	$—	$919,566,807
Total Short-Term Investment*	—	14,079,142	—	14,079,142
Total Investments	$919,566,807	$14,079,142	$—	$933,645,949

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$933,645,949
Receivable for:
Fund shares sold	308,967
Dividends and interest	437,545
Prepaid expenses	3,310

Total Assets	934,395,771

Liabilities
Payables for:
Investments purchased	227,611
Fund shares redeemed	580,832
Accrued Expenses:
Management fees	592,922
Distribution and service fees	64,936
Deferred trustees’ fees	192,719
Other expenses	124,337

Total Liabilities	1,783,357

Net Assets	$932,612,414

Net Assets Consist of:
Paid in surplus	$491,210,817
Distributable earnings (Accumulated losses)	441,401,597

Net Assets	$932,612,414

Net Assets
Class A	$593,885,780
Class B	273,466,741
Class E	65,259,893
Capital Shares Outstanding*
Class A	32,157,377
Class B	15,476,364
Class E	3,632,001
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.47
Class B	17.67
Class E	17.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $580,716,092.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$9,033,305
Interest	224,364

Total investment income	9,257,669

Expenses
Management fees	7,521,467
Administration fees	46,306
Custodian and accounting fees	75,213
Distribution and service fees—Class B	663,282
Distribution and service fees-—Class E	97,470
Audit and tax services	46,856
Legal	46,603
Trustees’ fees and expenses	46,220
Shareholder reporting	75,926
Insurance	8,127
Miscellaneous	18,886

Total expenses	8,646,356
Less management fee waiver	(579,467)
Less broker commission recapture	(19,853)

Net expenses	8,047,036

Net Investment Income	1,210,633

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	87,446,440
Foreign currency transactions	(498)

Net realized gain (loss)	87,445,942

Net change in unrealized appreciation on investments	43,080,157

Net realized and unrealized gain (loss)	130,526,099

Net Increase (Decrease) in Net Assets From Operations	$131,736,732

(a)	Net of foreign withholding taxes of $25,819.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,210,633	$979,597
Net realized gain (loss)	87,445,942	80,792,553
Net change in unrealized appreciation (depreciation)	43,080,157	(311,766,210)

Increase (decrease) in net assets from operations	131,736,732	(229,994,060)

From Distributions to Shareholders
Class A	(51,424,650)	(106,970,605)
Class B	(24,209,465)	(50,463,350)
Class E	(5,813,703)	(12,512,018)

Total distributions	(81,447,818)	(169,945,973)

Increase (decrease) in net assets from capital share transactions	(8,695,362)	76,708,143

Total increase (decrease) in net assets	41,593,552	(323,231,890)
Net Assets
Beginning of period	891,018,862	1,214,250,752

End of period	$932,612,414	$891,018,862

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	458,017	$8,073,333	403,662	$8,348,547
Reinvestments	2,960,544	51,424,650	6,413,106	106,970,605
Redemptions	(3,618,864)	(65,270,485)	(3,336,606)	(63,956,922)

Net increase (decrease)	(200,303)	$(5,772,502)	3,480,162	$51,362,230

Class B
Sales	682,055	$11,541,873	596,860	$11,834,859
Reinvestments	1,454,022	24,209,465	3,142,176	50,463,350
Redemptions	(2,066,712)	(35,441,549)	(2,136,947)	(40,638,832)

Net increase (decrease)	69,365	$309,789	1,602,089	$21,659,377

Class E
Sales	30,435	$523,699	34,853	$711,204
Reinvestments	343,599	5,813,703	768,551	12,512,018
Redemptions	(550,244)	(9,570,051)	(489,775)	(9,536,686)

Net increase (decrease)	(176,210)	$(3,232,649)	313,629	$3,686,536

Increase (decrease) derived from capital shares transactions		$(8,695,362)		$76,708,143

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$17.51	$26.57	$24.01	$20.75	$18.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.04	(0.01)	0.03	0.05
Net realized and unrealized gain (loss)	2.57	(5.32)	4.26	4.74	5.19

Total income (loss) from investment operations	2.61	(5.28)	4.25	4.77	5.24

Less Distributions
Distributions from net investment income	(0.02)	0.00	(0.02)	(0.04)	(0.05)
Distributions from net realized capital gains	(1.63)	(3.78)	(1.67)	(1.47)	(3.00)

Total distributions	(1.65)	(3.78)	(1.69)	(1.51)	(3.05)

Net Asset Value, End of Period	$18.47	$17.51	$26.57	$24.01	$20.75

Total Return (%) (b)	15.53	(19.15)	18.41	25.11	29.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.86	0.84	0.86	0.87
Net ratio of expenses to average net assets (%) (c)	0.80	0.81	0.83	0.85	0.85
Ratio of net investment income (loss) to average net assets (%)	0.22	0.18	(0.04)	0.17	0.23
Portfolio turnover rate (%)	16	13	10	12	11
Net assets, end of period (in millions)	$593.9	$566.6	$767.1	$739.6	$670.9

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.84	$25.79	$23.39	$20.27	$18.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.01)	(0.07)	(0.02)	(0.00	) (d)
Net realized and unrealized gain (loss)	2.47	(5.16)	4.14	4.61	5.09

Total income (loss) from investment operations	2.46	(5.17)	4.07	4.59	5.09

Less Distributions
Distributions from net realized capital gains	(1.63)	(3.78)	(1.67)	(1.47)	(3.00)

Total distributions	(1.63)	(3.78)	(1.67)	(1.47)	(3.00)

Net Asset Value, End of Period	$17.67	$16.84	$25.79	$23.39	$20.27

Total Return (%) (b)	15.20	(19.32)	18.12	24.76	29.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.11	1.09	1.11	1.12
Net ratio of expenses to average net assets (%) (c)	1.05	1.06	1.08	1.10	1.10
Ratio of net investment income (loss) to average net assets (%)	(0.03)	(0.07)	(0.29)	(0.08)	(0.02)
Portfolio turnover rate (%)	16	13	10	12	11
Net assets, end of period (in millions)	$273.5	$259.4	$356.0	$345.9	$313.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$17.08	$26.07	$23.61	$20.42	$18.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	0.01	(0.05)	0.00 (d)	0.02
Net realized and unrealized gain (loss)	2.51	(5.22)	4.18	4.67	5.12

Total income (loss) from investment operations	2.52	(5.21)	4.13	4.67	5.14

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	(0.02)
Distributions from net realized capital gains	(1.63)	(3.78)	(1.67)	(1.47)	(3.00)

Total distributions	(1.63)	(3.78)	(1.67)	(1.48)	(3.02)

Net Asset Value, End of Period	$17.97	$17.08	$26.07	$23.61	$20.42

Total Return (%) (b)	15.35	(19.26)	18.21	24.96	29.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.01	0.99	1.01	1.02
Net ratio of expenses to average net assets (%) (c)	0.95	0.96	0.98	1.00	1.00
Ratio of net investment income (loss) to average net assets (%)	0.06	0.03	(0.19)	0.02	0.08
Portfolio turnover rate (%)	16	13	10	12	11
Net assets, end of period (in millions)	$65.3	$65.0	$91.1	$90.2	$82.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-12

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $14,079,142, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$146,383,161	$0	$235,236,204

BHFTII-14

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$7,521,467	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Investment Advisers LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $500 million
0.050%	Over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-15

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$581,008,247

Gross unrealized appreciation	379,159,964
Gross unrealized (depreciation)	(26,522,262)

Net unrealized appreciation (depreciation)	$352,637,702

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$746,186	$—	$80,701,632	$169,945,973	$81,447,818	$169,945,973

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$800,176	$88,156,438	$352,637,702	$—	$441,594,316

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-16

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Neuberger Berman Genesis Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Genesis Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-19

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-21

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Investment Advisers LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio outperformed the median of its other Performance Universe and the average of a different, but still comparable, Morningstar Category for the one-and five-year periods ended June 30, 2023 and underperformed the median of that Performance Universe and average of that Morningstar Category for the three-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-

BHFTII-22

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and five-year periods ended October 31, 2023 and underperformed its benchmark for the three-year period ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group, and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 46.81%, 46.53%, and 46.66%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 42.68%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty around Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the “Fed”) raised short-term interest rates four times through the end of July, lifting the federal funds target rate to the 5.25% to 5.50% range. Equities rallied through year-end as the Federal Open Market Committee at their mid-December policy meeting projected three quarter-point interest rate cuts in 2024.

Domestic Investment Grade bonds produced positive returns in 2023, as a strong year-end rally offset earlier losses stemming from rising interest rates. Short-term U.S. Treasury yields rose as the Fed lifted the fed funds target rate through July, before keeping the target range steady through year-end. Intermediate- and long-term U.S. Treasury yields climbed to multiyear highs by late October and the 10-year yield reached the 5.00% level for the first time in about 16 years. Yields then plunged in the last two months of the year amid signs of disinflation, labor market softening, and expectations for interest rate cuts in 2024. The 10-year yield ended the year at 3.88%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns and outperformed its benchmark, the Russell 1000 Growth Index (the “Index”), during the reporting period. Broadly speaking, both security selection and sector allocation drove relative outperformance.

The Communication Services sector was a significant contributor to relative returns due to an overweight allocation and favorable stock selection, led by Meta Platforms and Spotify. Shares of Meta Platforms bounced back significantly in 2023 as the social media giant’s advertising revenue reaccelerated and engagement trends improved, while its aggressive pivot toward cost discipline benefited margins. Spotify outperformed during the year as investors appreciated the streaming platform company’s renewed focus on profitability and expense efficiency alongside continued strength in monthly active user and premium subscriber metrics, which provided support for the company’s freemium conversion model.

An underweight allocation coupled with strong stock selection in Industrials also contributed to relative performance. A position in FedEx, which was eliminated in August, contributed. The stock traded higher early in the year as investors responded positively to earnings that demonstrated improving margins and the company’s cost cutting efforts and focus on efficiency.

An underweight allocation to the Consumer Staples sector further contributed to relative results. We maintained an underweight given the sector’s moderate growth trajectory. Many Consumer Staples firms operate well-entrenched, mature businesses that enjoy relatively stable demand; however, there are few companies in the sector that meet our growth threshold.

Stock selection in the Information Technology sector contributed and was driven by a holding in Nvidia. Shares of the leading chipmaker traded sharply higher following consecutive blowout quarterly reports and impressive guidance that reflected improved visibility around future demand for advanced graphics processing units (“GPUs”) that are critical for the build out of artificial intelligence infrastructure. Nvidia’s dominant position in state-of-the-art GPUs, combined with its embedded software, has created an expanding moat behind which the chipmaker should be able to continue to innovate and grow earnings. An underweight position in Apple was also beneficial as the technology giant underperformed its sector peers during the period.

Conversely, the Financials sector detracted from relative results due to an overweight allocation, which was partially offset by favorable stock selection. While the sector had double-digit positive returns for the year, it underperformed the broader index driven by regional bank failures early in the period that weighed on the overall sector.

Unfavorable stock selection in the Consumer Discretionary sector further detracted from relative results, which was partially offset by asset allocation effects. The Portfolio’s underweight exposure to Tesla detracted. Shares of the electric vehicle manufacturer outperformed in the first half of the year, recovering ground early in the period after management assuaged concerns about the low-end of margin structures following price cuts and reaffirmed strong levels of demand.

At the end of the period, the Portfolio was overweight relative to the Index in the Communication Services, Health Care, and Financials

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

sectors. The Portfolio was underweight Consumer Staples and Industrials. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	46.81	13.52	11.88
Class B	46.53	13.23	11.60
Class E	46.66	13.35	11.72
Russell 1000 Growth Index	42.68	19.50	14.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	13.5
Apple, Inc.	8.4
Amazon.com, Inc.	7.5
NVIDIA Corp.	6.2
Alphabet, Inc. - Class A	5.6
Meta Platforms, Inc. - Class A	3.8
Visa, Inc. - Class A	3.2
Eli Lilly & Co.	3.0
UnitedHealth Group, Inc.	2.7
Mastercard, Inc. - Class A	2.4

Top Sectors

% of Net Assets
Information Technology	43.0
Communication Services	15.0
Consumer Discretionary	14.9
Health Care	12.9
Financials	8.5
Industrials	2.5
Consumer Staples	1.0
Materials	0.9
Energy	0.8

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.54%	$1,000.00	$1,103.40	$2.86
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B (a)	Actual	0.79%	$1,000.00	$1,102.10	$4.19
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E (a)	Actual	0.69%	$1,000.00	$1,102.70	$3.66
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Airbus SE	63,357	$9,779,679

Automobiles—3.4%
Ferrari NV (a)	34,451	11,659,252
Rivian Automotive, Inc. - Class A (a) (b)	1,292,590	30,324,161
Tesla, Inc. (b)	120,518	29,946,313

		71,929,726

Biotechnology—1.5%
Argenx SE (ADR) (b)	25,812	9,819,659
Legend Biotech Corp. (ADR) (a) (b)	101,801	6,125,366
Vertex Pharmaceuticals, Inc. (b)	40,232	16,369,999

		32,315,024

Broadline Retail—8.1%
Amazon.com, Inc. (b)	1,059,033	160,909,474
Coupang, Inc. (b)	782,572	12,669,841

		173,579,315

Capital Markets—0.7%
Charles Schwab Corp.	211,791	14,571,221

Chemicals—0.9%
Linde PLC	47,099	19,344,030

Commercial Services & Supplies—0.3%
Cintas Corp.	10,919	6,580,444

Consumer Staples Distribution & Retail—1.1%
Dollar General Corp.	154,058	20,944,185
Maplebear, Inc. (a) (b)	26,334	618,059
Maplebear, Inc. † (b) (d)	58,169	1,296,965

		22,859,209

Electronic Equipment, Instruments & Components—1.1%
Amphenol Corp. - Class A	1,951	193,403
Teledyne Technologies, Inc. (b)	52,409	23,389,612

		23,583,015

Energy Equipment & Services—0.8%
Schlumberger NV	317,747	16,535,554

Entertainment—1.9%
Netflix, Inc. (b)	57,009	27,756,542
Spotify Technology SA (b)	67,366	12,658,745

		40,415,287

Financial Services—6.7%
Fiserv, Inc. (b)	178,191	23,670,892
Mastercard, Inc. - Class A	121,103	51,651,640
Visa, Inc. - Class A (a)	259,299	67,508,495

		142,831,027

Ground Transportation—0.9%
Old Dominion Freight Line, Inc.	23,172	9,392,307
Uber Technologies, Inc. (b)	154,900	9,537,193

		18,929,500

Health Care Equipment & Supplies—2.0%
Intuitive Surgical, Inc. (b)	99,076	33,424,279
Stryker Corp.	31,887	9,548,881

		42,973,160

Health Care Providers & Services—3.7%
Cigna Group	75,845	22,711,785
UnitedHealth Group, Inc.	107,850	56,779,790

		79,491,575

Hotels, Restaurants & Leisure—1.7%
Booking Holdings, Inc. (b)	2,524	8,953,183
Chipotle Mexican Grill, Inc. (b)	6,735	15,402,676
Las Vegas Sands Corp. (a)	245,350	12,073,673

		36,429,532

Insurance—1.0%
Chubb Ltd.	93,110	21,042,860

Interactive Media & Services—11.8%
Alphabet, Inc. - Class A (b)	854,420	119,353,930
Alphabet, Inc. - Class C (b)	271,442	38,254,321
Meta Platforms, Inc. - Class A (b)	228,570	80,904,637
Pinterest, Inc. - Class A (b)	386,516	14,316,553

		252,829,441

IT Services—1.7%
Accenture PLC - Class A	48,467	17,007,555
MongoDB, Inc. (a) (b)	10,532	4,306,008
Shopify, Inc. - Class A (b)	180,060	14,026,674
Stripe, Inc. - Class B † (b) (c) (d)	63,278	1,413,631

		36,753,868

Life Sciences Tools & Services—1.6%
Avantor, Inc. (a) (b)	295,276	6,741,151
Danaher Corp.	60,710	14,044,651
Thermo Fisher Scientific, Inc.	24,488	12,997,986

		33,783,788

Media—0.3%
Trade Desk, Inc. - Class A (a) (b)	76,885	5,532,644

Pharmaceuticals—3.5%
Eli Lilly & Co.	108,689	63,356,992
Zoetis, Inc.	57,643	11,376,999

		74,733,991

Professional Services—0.5%
Ceridian HCM Holding, Inc. (a) (b)	74,159	4,977,552
TransUnion	98,425	6,762,782

		11,740,334

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—9.6%
Advanced Micro Devices, Inc. (b)	141,528	$20,862,643
ASML Holding NV	37,370	28,286,100
Intel Corp.	177,400	8,914,350
Lam Research Corp.	18,596	14,565,503
NVIDIA Corp.	269,301	133,363,241

		205,991,837

Software—21.9%
Adobe, Inc. (b)	44,224	26,384,038
Atlassian Corp. - Class A (b)	63,709	15,153,823
Aurora Innovation, Inc. (a) (b)	804,390	3,515,184
Dynatrace, Inc. (a) (b)	242,357	13,254,504
Epic Games, Inc. † (b) (c) (d)	7,488	3,524,602
Intuit, Inc.	55,059	34,413,527
Magic Leap, Inc. - Class A † (b) (c) (d)	10,914	52,387
Microsoft Corp.	769,333	289,299,981
Monday.com Ltd. (b)	9,224	1,732,360
Roper Technologies, Inc.	35,599	19,407,507
Salesforce, Inc. (b)	95,201	25,051,191
ServiceNow, Inc. (b)	51,692	36,519,881

		468,308,985

Specialty Retail—0.6%
Floor & Decor Holdings, Inc. - Class A (a) (b)	41,434	4,622,377
Ross Stores, Inc.	62,279	8,618,791

		13,241,168

Technology Hardware, Storage & Peripherals—8.4%
Apple, Inc.	936,115	180,230,221

Textiles, Apparel & Luxury Goods—0.6%
NIKE, Inc. - Class B	120,012	13,029,703

Wireless Telecommunication Services—1.0%
T-Mobile U.S., Inc. (a)	141,009	22,607,973

Total Common Stocks (Cost $1,231,713,375)		2,091,974,111

Preferred Stocks—0.9%

Automobiles—0.3%
Dr. Ing HC F Porsche AG	70,729	6,237,316

Life Sciences Tools & Services—0.6%
Sartorius AG	33,527	12,335,256

Total Preferred Stocks (Cost $19,340,390)		18,572,572

Convertible Preferred Stocks—0.8%

Automobiles—0.2%
GM Cruise Holdings LLC - Class F † (b) (c) (d)	196,100	1,145,224
Nuro, Inc. - Series C † (b) (c) (d)	179,741	735,141

Automobiles—(Continued)
Sila Nanotechnologies, Inc. - Series F † (b) (c) (d)	52,110	1,056,791
Waymo LLC - Series A2 † (b) (c) (d)	26,511	1,512,452

		4,449,608

Commercial Services & Supplies—0.2%
Redwood Materials, Inc. - Series D † (b) (c) (d)	110,579	5,278,580

Consumer Staples Distribution & Retail—0.1%
Rappi, Inc. - Series E † (b) (c) (d)	52,748	1,198,435

Financial Services—0.1%
ANT Group Co. Ltd. † (b) (c) (d)	2,959,806	2,898,242

Software—0.2%
Celonis SE - Series D † (b) (c) (d)	1,177	262,565
Databricks, Inc. - Series I † (b) (c) (d)	68,560	4,893,813

		5,156,378

Total Convertible Preferred Stocks (Cost $27,216,699)		18,981,243

Short-Term Investment—0.4%

Mutual Funds—0.4%
T. Rowe Price Government Reserve Fund (e)	7,856,074	7,856,074

Total Short-Term Investments (Cost $7,856,074)		7,856,074

Securities Lending Reinvestments (f)—5.5%

Certificates of Deposit—0.6%
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (g)	1,000,000	1,000,453
National Westminster Bank PLC 5.880%, 05/02/24	2,000,000	2,003,240
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (g)	2,000,000	2,000,208
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (g)	2,000,000	2,001,240
Standard Chartered Bank 5.790%, SOFR + 0.390%, 04/19/24 (g)	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (g)	4,000,000	4,000,492
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (g)	1,000,000	1,000,595
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (g)	1,000,000	1,001,239

		14,007,467

Commercial Paper—0.2%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (g)	1,000,000	1,000,224

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Old Line Funding LLC 5.620%, SOFR + 0.230%, 03/11/24 (g)	2,000,000	$2,000,000

		3,983,562

Repurchase Agreements—3.6%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $13,107,933; collateralized by various Common Stock with an aggregate market value of $14,590,725	13,100,000	13,100,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,600,948; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,632,895	1,600,000	1,600,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $5,003,028; collateralized by various Common Stock with an aggregate market value of $5,574,059	5,000,000	5,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $10,006,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $10,200,000	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $7,038,247; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $7,140,007	7,000,000	7,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $2,316,262; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $2,361,197	2,314,899	2,314,899
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $15,015,896; collateralized by various Common Stock with an aggregate market value of $16,739,838	15,000,000	15,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $7,204,440; collateralized by various Common Stock with an aggregate market value of $8,035,301	7,200,000	7,200,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $3,016,304; collateralized by various Common Stock with an aggregate market value of $3,333,851	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $7,004,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $7,155,857	7,000,000	7,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $100,059; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $102,000	100,000	100,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $5,003,011; collateralized by various Common Stock with an aggregate market value of $5,510,005	5,000,000	5,000,000

		76,314,899

Time Deposits—0.5%
DZ Bank AG (NY) 5.300%, 01/02/24	3,000,000	3,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	4,000,000	4,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (g)	5,000,000	5,000,000

		12,000,000

Mutual Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (h)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (h)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (h)	5,000,000	5,000,000

		12,000,000

Total Securities Lending Reinvestments (Cost $118,298,136)		118,305,928

Total Investments—105.4% (Cost $1,404,424,674)		2,255,689,928
Other assets and liabilities (net)—(5.4)%		(116,327,397)

Net Assets—100.0%		$2,139,362,531

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $25,268,828, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $146,682,223 and the collateral received consisted of cash in the amount of $118,286,229 and non-cash collateral with a value of $32,039,726. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 1.2% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT Group Co. Ltd.	08/14/23	2,959,806	$2,959,806	$2,898,242
Celonis SE - Series D	10/04/22	1,177	435,243	262,565
Databricks, Inc. - Series I	09/14/23	68,560	5,039,160	4,893,813
Epic Games, Inc.	06/18/20	7,488	4,310,738	3,524,602
GM Cruise Holdings LLC - Class F	05/07/19	196,100	3,578,825	1,145,224
Magic Leap, Inc. - Class A	01/20/16-10/12/17	10,914	5,305,346	52,387
Maplebear, Inc.	07/02/20-11/18/20	58,169	2,796,825	1,296,965
Nuro, Inc. - Series C	10/30/20	179,741	2,346,447	735,141
Rappi, Inc. - Series E	09/08/20-09/24/20	52,748	3,151,484	1,198,435
Redwood Materials, Inc. - Series D	06/02/23	110,579	5,278,583	5,278,580
Sila Nanotechnologies, Inc. - Series F	01/07/21	52,110	2,150,726	1,056,791
Stripe, Inc. - Class B	12/17/19	63,278	992,832	1,413,631
Waymo LLC - Series A2	05/08/20	26,511	2,276,425	1,512,452

				$25,268,828

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$9,779,679	$—	$9,779,679
Automobiles	71,929,726	—	—	71,929,726
Biotechnology	32,315,024	—	—	32,315,024
Broadline Retail	173,579,315	—	—	173,579,315
Capital Markets	14,571,221	—	—	14,571,221
Chemicals	19,344,030	—	—	19,344,030
Commercial Services & Supplies	6,580,444	—	—	6,580,444
Consumer Staples Distribution & Retail	21,562,244	1,296,965	—	22,859,209
Electronic Equipment, Instruments & Components	23,583,015	—	—	23,583,015
Energy Equipment & Services	16,535,554	—	—	16,535,554
Entertainment	40,415,287	—	—	40,415,287
Financial Services	142,831,027	—	—	142,831,027
Ground Transportation	18,929,500	—	—	18,929,500
Health Care Equipment & Supplies	42,973,160	—	—	42,973,160
Health Care Providers & Services	79,491,575	—	—	79,491,575
Hotels, Restaurants & Leisure	36,429,532	—	—	36,429,532
Insurance	21,042,860	—	—	21,042,860
Interactive Media & Services	252,829,441	—	—	252,829,441
IT Services	35,340,237	—	1,413,631	36,753,868
Life Sciences Tools & Services	33,783,788	—	—	33,783,788
Media	5,532,644	—	—	5,532,644
Pharmaceuticals	74,733,991	—	—	74,733,991
Professional Services	11,740,334	—	—	11,740,334
Semiconductors & Semiconductor Equipment	205,991,837	—	—	205,991,837
Software	464,731,996	—	3,576,989	468,308,985
Specialty Retail	13,241,168	—	—	13,241,168
Technology Hardware, Storage & Peripherals	180,230,221	—	—	180,230,221
Textiles, Apparel & Luxury Goods	13,029,703	—	—	13,029,703
Wireless Telecommunication Services	22,607,973	—	—	22,607,973
Total Common Stocks	2,075,906,847	11,076,644	4,990,620	2,091,974,111
Total Preferred Stocks*	—	18,572,572	—	18,572,572
Total Convertible Preferred Stocks*	—	—	18,981,243	18,981,243
Total Short-Term Investment*	7,856,074	—	—	7,856,074
Securities Lending Reinvestments
Certificates of Deposit	—	14,007,467	—	14,007,467
Commercial Paper	—	3,983,562	—	3,983,562
Repurchase Agreements	—	76,314,899	—	76,314,899
Time Deposits	—	12,000,000	—	12,000,000
Mutual Funds	12,000,000	—	—	12,000,000
Total Securities Lending Reinvestments	12,000,000	106,305,928	—	118,305,928
Total Investments	$2,095,762,921	$135,955,144	$23,971,863	$2,255,689,928

Collateral for Securities Loaned (Liability)	$—	$(118,286,229)	$—	$(118,286,229)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Purchases	Sales	Realized Gain/ (Loss)	Transfers Out	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2023	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2023
Common Stocks
Consumer Staples Distribution & Retail	$917,097	$—	$—	$—	$(917,097)	$—	$—	$—
IT Services	1,171,276	—	—	—	—	242,355	1,413,631	242,355
Software	5,615,913	—	(251,752)	42,990	—	(1,830,162)	3,576,989	(1,830,162)

Convertible Preferred Stocks
Automobiles	9,356,576	—	—	—	—	(4,906,968)	4,449,608	(4,906,968)
Commercial Services & Supplies	—	5,278,584	—	—	—	(4)	5,278,580	(4)
Consumer Staples Distribution & Retail	3,802,392	—	—	—	(1,902,937)	(701,020)	1,198,435	(701,020)
Financial Services	—	2,959,806	—	—	—	(61,564)	2,898,242	(61,564)
Internet & Direct Marketing Retail	4,358,552	—	(4,228,294)	(3,954,996)	—	3,824,738	—	—
Software	435,243	5,039,160	—	—	—	(318,025)	5,156,378	(318,025)

	$25,657,049	$13,277,550	$(4,480,046)	$(3,912,006)	$(2,820,034)	$(3,750,650)	$23,971,863	$(7,575,388)

	Fair Value at December 31, 2023		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
IT Services	$1,413,631 (a)		Market Transaction Method	Precedent Transaction	$20.13	$21.42	$20.78	Increase
			Calibration Model	Enterprise Value/Gross Profit	11.6x	13.19x	12.8x	Increase
				Implied Discount	0.00%	0.00%	0.00%	Decrease
Software	3,524,602	(b)	Calibration Model	Enterprise Value/Sales	5.0x	5.8x	5.4x	Increase
				Enterprise Value/Gross Profit	8.1x	8.1x	8.1x	Increase
				Implied Discount	10.00%	10.00%	10.00%	Decrease
	52,387		Market Transaction Method	Precedent Transaction	$19.20	$19.20	$19.20	Increase
				Discount for Lack of Certainty	75.00%	75.00%	75.00%	Decrease
Convertible Preferred Stocks
Automobiles	1,145,224		Discounted Projected Multiple	Forward Enterprise Value/Sales	3.5x	5.3x	4.4x	Increase
				Discount Rate	35.00%	35.00%	35.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	735,141	(c)	Comparable Company Analysis	Market Comparable Adjustment	-80.00%	-80.00%	-80.00%	Decrease
	1,056,791	(d)	Comparable Company Analysis	Enterprise Value/Sales	1.4x	1.4x	1.4x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	1,512,452		Market Transaction Method	Precedent Transaction	$78.20	$78.20	$78.20	Increase
			Discounted Projected Multiple	Forward Enterprise Value/Sales	3.6x	5.5x	4.6x	Increase
				Discount Rate	30.00%	30.00%	30.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Commercial Services & Supplies	5,278,580		Market Transaction Method	Precedent Transaction	$47.74	$47.74	$47.74	Increase
Consumer Staples Distribution & Retail	1,198,435	(d)	Comparable Company Analysis	Enterprise Value/GMV	0.5x	0.6x	0.6x	Increase
				Enterprise Value/Gross Profit	5.0x	6.0x	5.5x	Increase
				Enterprise Value/EBITDA	14.5x	23.1x	18.8x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Financial Services	2,898,242	(e)	Discounted Cash Flow	Contingent Payment Owed	70.00%	70.00%	70.00%	Increase
				Accrued Interest Rate	3.55%	3.55%	3.55%	Increase
				Discount Rate	5.73%	5.73%	5.73%	Decrease
Software	262,565	(f)	Calibration Model	Enterprise Value/Sales	11.7x	14.8x	13.3x	Increase
				Enterprise Value/Gross Profit	14.9x	18.9x	16.9x	Increase
				Implied Premium	0.0%	0.0%	0.0%	Increase
	4,893,813		Market Transaction Method	Precedent Transactions	$65.00	$73.50	$71.38	Increase

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

(a)

For the year ended December 31, 2023, the valuation technique for investments amounting to $1,413,631 changed to a multi-tiered approach. The investments were previously valued utilizing only a comparable company analysis. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(b)

For the year ended December 31, 2023, the valuation technique for investments amounting to $3,524,602 changed to a calibration model approach. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(c)

For the year ended December 31, 2023, the valuation technique for investments amounting to $735,141 changed to a comparable company approach. The investments were previously valued utilizing a discounted cash flow analysis. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(d)

For the year ended December 31, 2023, the valuation technique for investments amounting to $2,255,225 changed to a comparable company approach. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(e)

For the year ended December 31, 2023, the valuation technique for investments amounting to $2,898,242 changed to a discounted cash flow method. The investments were previously valued utilizing a comparable company analysis. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(f)

For the year ended December 31, 2023, the valuation technique for investments amounting to $262,565 changed to a calibration model approach. The investments were previously valued utilizing a market transaction approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$2,247,833,854
Affiliated investments at value (c)	7,856,074
Cash	1,300,000
Cash denominated in foreign currencies (d)	79
Receivable for:
Investments sold	3,020,538
Fund shares sold	328,975
Dividends and interest	308,997
Dividends on affiliated investments	51,570
Prepaid expenses	7,955

Total Assets	2,260,708,042

Liabilities
Collateral for securities loaned	118,286,229
Payables for:
Affiliated investments purchased	36,250
Fund shares redeemed	1,539,142
Accrued Expenses:
Management fees	928,509
Distribution and service fees	204,928
Deferred trustees’ fees	192,719
Other expenses	157,734

Total Liabilities	121,345,511

Net Assets	$2,139,362,531

Net Assets Consist of:
Paid in surplus	$1,170,642,360
Distributable earnings (Accumulated losses)	968,720,171

Net Assets	$2,139,362,531

Net Assets
Class A	$1,153,209,477
Class B	951,886,682
Class E	34,266,372
Capital Shares Outstanding*
Class A	55,703,422
Class B	48,431,617
Class E	1,698,419
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.70
Class B	19.65
Class E	20.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,396,568,600.
(b)	Includes securities loaned at value of $146,682,223.
(c)	Identified cost of affiliated investments was $7,856,074.
(d)	Identified cost of cash denominated in foreign currencies was $78.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$10,326,255
Dividends from affiliated investments	440,803
Securities lending income	383,392

Total investment income	11,150,450

Expenses
Management fees	12,123,508
Administration fees	89,467
Custodian and accounting fees	122,274
Distribution and service fees—Class B	2,217,045
Distribution and service fees—Class E	47,240
Audit and tax services	59,836
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	77,800
Insurance	17,601
Miscellaneous	26,498

Total expenses	14,874,093
Less management fee waiver	(1,647,833)

Net expenses	13,226,260

Net Investment Loss	(2,075,810)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	195,722,979
Foreign currency transactions	11,897

Net realized gain (loss)	195,734,876

Net change in unrealized appreciation (depreciation) on:
Investments	568,165,564
Foreign currency transactions	258

Net change in unrealized appreciation (depreciation)	568,165,822

Net realized and unrealized gain (loss)	763,900,698

Net Increase (Decrease) in Net Assets From Operations	$761,824,888

(a)	Net of foreign withholding taxes of $128,497.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,075,810)	$(4,315,887)
Net realized gain (loss)	195,734,876	(72,248,029)
Net change in unrealized appreciation (depreciation)	568,165,822	(1,079,294,369)

Increase (decrease) in net assets from operations	761,824,888	(1,155,858,285)

From Distributions to Shareholders
Class A	0	(234,334,024)
Class B	0	(196,064,384)
Class E	0	(7,160,168)
From return of capital
Class A	0	(268,119)
Class B	0	(224,332)
Class E	0	(8,192)

Total distributions	0	(438,059,219)

Increase (decrease) in net assets from capital share transactions	(347,909,887)	496,138,148

Total increase (decrease) in net assets	413,915,001	(1,097,779,356)

Net Assets
Beginning of period	1,725,447,530	2,823,226,886

End of period	$2,139,362,531	$1,725,447,530

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,535,682	$41,954,459	4,855,504	$105,816,814
Reinvestments	0	0	15,619,317	234,602,143
Redemptions	(13,590,400)	(247,229,763)	(2,515,907)	(48,783,830)

Net increase (decrease)	(11,054,718)	$(205,275,304)	17,958,914	$291,635,127

Class B
Sales	2,596,348	$43,211,852	5,967,725	$112,865,385
Reinvestments	0	0	13,716,891	196,288,716
Redemptions	(10,659,879)	(181,785,768)	(5,765,886)	(105,167,463)

Net increase (decrease)	(8,063,531)	$(138,573,916)	13,918,730	$203,986,638

Class E
Sales	57,910	$989,546	71,309	$1,293,534
Reinvestments	0	0	488,641	7,168,360
Redemptions	(290,887)	(5,050,213)	(391,485)	(7,945,511)

Net increase (decrease)	(232,977)	$(4,060,667)	168,465	$516,383

Increase (decrease) derived from capital shares transactions		$(347,909,887)		$496,138,148

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023		2022		2021	2020		2019
Net Asset Value, Beginning of Period	$14.10		$30.81		$28.79	$22.93		$20.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	(0.02)		(0.06)	(0.01)		0.06
Net realized and unrealized gain (loss)	6.60		(12.17)		5.55	7.90		5.91

Total income (loss) from investment operations	6.60		(12.19)		5.49	7.89		5.97

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.06)		(0.10)
Distributions from net realized capital gains	0.00		(4.52)		(3.47)	(1.97)		(3.65)
Distributions from return of capital	0.00		(0.00	)(d)	0.00	0.00		0.00

Total distributions	0.00		(4.52)		(3.47)	(2.03)		(3.75)

Net Asset Value, End of Period	$20.70		$14.10		$30.81	$28.79		$22.93

Total Return (%) (e)	46.81		(40.46)		20.22	36.95		30.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63		0.62		0.62	0.63		0.63
Net ratio of expenses to average net assets (%) (f) (g)	0.54		0.55		0.54	0.55		0.55
Ratio of net investment income (loss) to average net assets (%)	0.01		(0.10)		(0.21)	(0.05)		0.26
Portfolio turnover rate (%)	31		31		21	33		26
Net assets, end of period (in millions)	$1,153.2		$941.0		$1,503.7	$1,507.0		$1,427.4

	Class B
	Year Ended December 31,
	2023		2022		2021	2020		2019
Net Asset Value, Beginning of Period	$13.42		$29.74		$27.96	$22.32		$20.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.06)		(0.14)	(0.07)		0.00 (b)
Net realized and unrealized gain (loss)	6.27		(11.74)		5.39	7.68		5.76

Total income (loss) from investment operations	6.23		(11.80)		5.25	7.61		5.76

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	0.00		(4.52)		(3.47)	(1.97)		(3.65)
Distributions from return of capital	0.00		(0.00	)(d)	0.00	0.00		0.00

Total distributions	0.00		(4.52)		(3.47)	(1.97)		(3.69)

Net Asset Value, End of Period	$19.65		$13.42		$29.74	$27.96		$22.32

Total Return (%) (e)	46.42	(h)	(40.67)		19.95	36.64		30.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88		0.87		0.87	0.88		0.88
Net ratio of expenses to average net assets (%) (f) (g)	0.79		0.80		0.79	0.80		0.80
Ratio of net investment income (loss) to average net assets (%)	(0.24)		(0.35)		(0.46)	(0.30)		0.01
Portfolio turnover rate (%)	31		31		21	33		26
Net assets, end of period (in millions)	$951.9		$757.9		$1,266.1	$1,175.6		$973.6
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$13.76	$30.29		$28.39	$22.63	$20.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.05)		(0.11)	(0.05)	0.02
Net realized and unrealized gain (loss)	6.44	(11.96)		5.48	7.80	5.84

Total income (loss) from investment operations	6.42	(12.01)		5.37	7.75	5.86

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.02)	(0.07)
Distributions from net realized capital gains	0.00	(4.52)		(3.47)	(1.97)	(3.65)
Distributions from return of capital	0.00	(0.00	)(d)	0.00	0.00	0.00

Total distributions	0.00	(4.52)		(3.47)	(1.99)	(3.72)

Net Asset Value, End of Period	$20.18	$13.76		$30.29	$28.39	$22.63

Total Return (%) (e)	46.66	(40.58)		20.08	36.79	30.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.77		0.77	0.78	0.78
Net ratio of expenses to average net assets (%) (f) (g)	0.69	0.70		0.69	0.70	0.70
Ratio of net investment income (loss) to average net assets (%)	(0.14)	(0.25)		(0.36)	(0.20)	0.11
Portfolio turnover rate (%)	31	31		21	33	26
Net assets, end of period (in millions)	$34.3	$26.6		$53.4	$51.6	$42.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Distributions from return of capital were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the years ended December 31, 2023 and 2022 and 0.03% for each of the years ended December 31, 2021 through 2019 (see Note 5 of the Notes to Financial Statements).
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified.Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $76,314,899, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$ 613,739,377	$0	$ 892,235,084

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $1,472,918 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$12,123,508	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If the Portfolio’s average daily net assets are between $1 billion to $2 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.045%	Of the next $500 million
0.060%	On amounts in excess of $1.5 billion

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

If the Portfolio’s average daily net assets are between $2 billion to $3 billion.

% per annum reduction	Average Daily Net Assets
0.090%	On the first $50 million
0.060%	Of the next $50 million
0.070%	Of the next $900 million
0.045%	Of the next $500 million
0.060%	On amounts in excess of $1.5 billion

An identical expense agreement was in place for the period April 1, 2023 to April 30, 2023.

For the period April 29, 2022 to March 31, 2023, the Adviser had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceeded $1 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	Of the next $1.5 billion
0.075%	On amounts in excess of $3 billion

Amounts waived for the year ended December 31, 2023 amounted to $1,174,593 and are included in the total amount shown as management fee waivers in the Statement of Operations.

With respect to the Portfolio, T. Rowe Price will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered subadvisory fee schedule and the flat fee schedule that takes effect once assets exceed certain fee breakpoint levels. During the year ended December 31, 2023, credits received amounted to $8,438 and are included in the total amount shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the year ended December 31, 2023 amounted to $464,802 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held December 31, 2023
T. Rowe Price Government Reserve Fund	$80,378,630	$306,484,386	$(379,006,942)	$7,856,074	$440,803	7,856,074

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,415,502,429

Gross unrealized appreciation	875,088,850
Gross unrealized (depreciation)	(34,901,350)

Net unrealized appreciation (depreciation)	$840,187,500

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$—	$43,467,423	$—	$394,091,153	$—	$500,643	$—	$438,059,219

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$128,725,020	$840,187,870	$—	$968,912,890

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $63,510,258.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Large Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-24

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-and five-year periods ended June 30, 2023. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2023 and underperformed its benchmark for the three-and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to

BHFTII-28

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective April 1, 2023.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-29

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 21.57%, 21.28%, 21.42%, and 21.24%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index¹, returned 22.27%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty around Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the “Fed”) raised short-term interest rates four times through the end of July, lifting the federal funds target rate to the 5.25% to 5.50% range. Equities rallied through year-end as the Federal Open Market Committee at their mid-December policy meeting projected three quarter-point interest rate cuts in 2024.

Domestic Investment Grade bonds produced positive returns in 2023, as a strong year-end rally offset earlier losses stemming from rising interest rates. Short-term U.S. Treasury yields rose as the Fed lifted the fed funds target rate through July, before keeping the target range steady through year-end. Intermediate- and long-term U.S. Treasury yields climbed to multiyear highs by late October and the 10-year yield reached the 5.00% level for the first time in about 16 years. Yields then plunged in the last two months of the year amid signs of disinflation, labor market softening, and expectations for interest rate cuts in 2024. The 10-year yield ended the year at 3.88%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns but underperformed its benchmark, the MSCI U.S. Small Cap Growth Index (the “Index”), during the reporting period. Broadly speaking, sector allocation detracted from relative performance, which was partially offset by stock selection.

Stock selection in the Financials sector detracted from relative performance. Affirm Holdings offers a digital commerce platform with point-of-sale payment and merchant commerce solutions, as well as a consumer-focused app. The stock traded higher during the period due to strong product differentiation as instability in financial markets and legacy banks drove consumers to alternative payment options. Additionally, optimism around the end of the tightening cycle helped results in the latter part of 2023. An underweight position in Affirm Holdings for most of the year weighed on relative performance.

The Real Estate sector also weighed on relative performance due to unfavorable stock selection. Rexford Industrial Realty is a real estate investment trust that invests in, operates, and redevelops industrial properties throughout southern California, the largest industrial market in the U.S. The company felt the pressure of weakened industrial fundamentals during the year as constrained supply eased with rent increases pricing tenants out of the market and as reduced port traffic due to shifts in global trade increased availability.

Stock selection in the Information Technology (“IT”) sector further hindered relative returns, driven by an underweight position in MicroStrategy for most of the year. MicroStrategy provides enterprise analytics and mobility software through licensing and cloud-based subscriptions. The company’s capital allocation strategy is highly levered to bitcoin as it remains the single largest corporate holder of the cryptocurrency.

In contrast, the Industrials sector was the largest contributor to relative results, primarily due to favorable security selection. Builders FirstSource manufactures and supplies building materials and construction elements for contractors and consumers. The company outperformed its Index counterparts during the year and benefited from a strong balance sheet and solid cash flows.

Positive stock selection in the Consumer Staples sector also aided relative performance. Coca-Cola Consolidated is the largest independent Coca-Cola bottler in the U.S. In our view, it has a solid, long-term relationship with The Coca-Cola Company, enabling it to secure new distribution and manufacturing territories as The Coca-Cola Company divests its company-owned bottling rights in the U.S. The stock rose during the period as net sales and earnings increased significantly compared with the prior year.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the Index in the Industrials, IT, Health Care, Energy, and Consumer Staples sectors. The Portfolio was underweight Financials, Real Estate, Communication Services, Materials, Utilities, and Consumer Discretionary. While stock selection is primarily based on a quantitative model, we take into consideration fundamental insights. In constructing the Portfolio, sector weights are usually in-line with those of the Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	21.57	11.84	9.44	—
Class B	21.28	11.56	9.17	—
Class E	21.42	11.67	9.28	—
Class G	21.24	11.51	—	9.40
MSCI U.S. Small Cap Growth Index	22.27	12.29	8.55	—

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
TopBuild Corp.	1.0
Fabrinet	1.0
Weatherford International PLC	0.9
Ensign Group, Inc.	0.9
Curtiss-Wright Corp.	0.9
Comfort Systems USA, Inc.	0.9
UFP Industries, Inc.	0.8
SPS Commerce, Inc.	0.8
Onto Innovation, Inc.	0.8
Murphy USA, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	23.1
Industrials	22.5
Information Technology	18.8
Consumer Discretionary	13.7
Financials	6.4
Consumer Staples	4.2
Materials	3.8
Energy	3.8
Communication Services	2.1
Real Estate	0.8

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.49%	$1,000.00	$1,064.20	$2.55
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

Class B (a)	Actual	0.74%	$1,000.00	$1,062.70	$3.85
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class E (a)	Actual	0.64%	$1,000.00	$1,063.50	$3.33
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class G (a)	Actual	0.79%	$1,000.00	$1,062.50	$4.11
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Cadre Holdings, Inc.	39,400	$1,295,866
Curtiss-Wright Corp.	49,492	11,026,323
Leonardo DRS, Inc. (a)	228,037	4,569,862
Moog, Inc. - Class A	8,258	1,195,593
Woodward, Inc.	49,411	6,726,319

		24,813,963

Air Freight & Logistics—0.5%
GXO Logistics, Inc. (a)	99,244	6,069,763

Automobile Components—0.6%
LCI Industries (b)	5,702	716,799
Patrick Industries, Inc. (b)	25,532	2,562,136
Visteon Corp. (a)	28,030	3,500,947

		6,779,882

Banks—0.7%
Bancorp, Inc. (a)	133,069	5,131,141
ServisFirst Bancshares, Inc. (b)	43,500	2,898,405

		8,029,546

Beverages—0.8%
Celsius Holdings, Inc. (a)	37,861	2,064,182
Coca-Cola Consolidated, Inc.	8,174	7,588,741

		9,652,923

Biotechnology—10.0%
ACADIA Pharmaceuticals, Inc. (a)	152,764	4,783,041
Agios Pharmaceuticals, Inc. (a)	46,240	1,029,765
Akero Therapeutics, Inc. (a) (b)	62,748	1,465,166
Alector, Inc. (a)	28,182	224,892
Alkermes PLC (a)	109,363	3,033,730
Allogene Therapeutics, Inc. (a) (b)	61,692	198,031
Amicus Therapeutics, Inc. (a)	148,739	2,110,606
Arcellx, Inc. (a)	22,700	1,259,850
Avidity Biosciences, Inc. (a)(b)	64,328	582,168
Biohaven Ltd. (a)(b)	118,829	5,085,881
Biomea Fusion, Inc. (a)(b)	19,500	283,140
Blueprint Medicines Corp. (a)	77,023	7,104,601
Bridgebio Pharma, Inc. (a)(b)	71,600	2,890,492
Catalyst Pharmaceuticals, Inc. (a)(b)	135,800	2,282,798
Cerevel Therapeutics Holdings, Inc. (a)	77,954	3,305,250
Crinetics Pharmaceuticals, Inc. (a)	30,972	1,101,984
CRISPR Therapeutics AG (a)(b)	63,278	3,961,203
Cytokinetics, Inc. (a)(b)	76,277	6,368,367
Day One Biopharmaceuticals, Inc. (a)(b)	36,371	531,017
Denali Therapeutics, Inc. (a)(b)	40,732	874,109
Exelixis, Inc. (a)	255,707	6,134,411
Halozyme Therapeutics, Inc. (a)(b)	156,293	5,776,589
Ideaya Biosciences, Inc. (a)	33,824	1,203,458
IGM Biosciences, Inc. (a)(b)	22,768	189,202
ImmunoGen, Inc. (a)	114,300	3,388,995
Immunovant, Inc. (a)	30,416	1,281,426
Insmed, Inc. (a)	181,860	5,635,841
Intellia Therapeutics, Inc. (a)(b)	52,699	1,606,792
Ionis Pharmaceuticals, Inc. (a) (b)	101,146	$5,116,976
Iovance Biotherapeutics, Inc. (a) (b)	134,544	1,093,843
Karuna Therapeutics, Inc. (a) (b)	27,342	8,654,016
Krystal Biotech, Inc. (a) (b)	12,900	1,600,374
Kymera Therapeutics, Inc. (a) (b)	56,695	1,443,455
Madrigal Pharmaceuticals, Inc. (a)	6,151	1,423,218
Monte Rosa Therapeutics, Inc. (a)	9,800	55,370
MoonLake Immunotherapeutics (a) (b)	12,800	772,992
Morphic Holding, Inc. (a) (b)	30,637	884,797
Natera, Inc. (a)	56,244	3,523,124
Neurocrine Biosciences, Inc. (a)	26,879	3,541,577
Nurix Therapeutics, Inc. (a)	23,600	243,552
Nuvalent, Inc. - Class A (a)	20,557	1,512,790
Prothena Corp. PLC (a)(b)	66,278	2,408,542
PTC Therapeutics, Inc. (a)	72,654	2,002,344
Relay Therapeutics, Inc. (a) (b)	91,000	1,001,910
Replimune Group, Inc. (a)	73,809	622,210
Revolution Medicines, Inc. (a) (b)	35,256	1,011,142
Rhythm Pharmaceuticals, Inc. (a)	30,800	1,415,876
Rocket Pharmaceuticals, Inc. (a) (b)	45,297	1,357,551
Scholar Rock Holding Corp. (a) (b)	55,206	1,037,873
SpringWorks Therapeutics, Inc. (a)	17,096	624,004
Ultragenyx Pharmaceutical, Inc. (a)	52,135	2,493,096
Vaxcyte, Inc. (a) (b)	42,309	2,657,005
Xencor, Inc. (a)	74,124	1,573,653
Zentalis Pharmaceuticals, Inc. (a)	24,973	378,341

		122,142,436

Building Products—3.2%
AAON, Inc. (b)	61,006	4,506,513
Azek Co., Inc. (a)	92,700	3,545,775
Builders FirstSource, Inc. (a)	38,986	6,508,323
CSW Industrials, Inc.	23,231	4,818,342
Gibraltar Industries, Inc. (a)	18,223	1,439,253
Simpson Manufacturing Co., Inc.	41,600	8,235,968
UFP Industries, Inc.	78,635	9,872,624

		38,926,798

Capital Markets—1.9%
Blue Owl Capital, Inc. (b)	251,301	3,744,385
FactSet Research Systems, Inc.	9,889	4,717,547
Hamilton Lane, Inc. - Class A	39,000	4,424,160
LPL Financial Holdings, Inc.	10,431	2,374,304
MarketAxess Holdings, Inc.	13,294	3,893,148
StoneX Group, Inc. (a)	51,300	3,787,479

		22,941,023

Chemicals—1.4%
Axalta Coating Systems Ltd. (a)	159,171	5,407,039
Balchem Corp.	15,399	2,290,601
Element Solutions, Inc.	126,262	2,921,703
Olin Corp.	87,783	4,735,893
Quaker Chemical Corp.	9,300	1,984,806

		17,340,042

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—1.8%
Casella Waste Systems, Inc. - Class A (a)(b)	104,462	$8,927,322
Clean Harbors, Inc. (a)	35,417	6,180,621
MSA Safety, Inc.	23,705	4,002,115
Rentokil Initial PLC (ADR) (b)	107,121	3,064,732

		22,174,790

Communications Equipment—0.1%
Extreme Networks, Inc. (a)	72,780	1,283,839

Construction & Engineering—1.9%
API Group Corp. (a)	157,100	5,435,660
Comfort Systems USA, Inc.	51,691	10,631,288
EMCOR Group, Inc.	11,370	2,449,439
WillScot Mobile Mini Holdings Corp. (a)	95,068	4,230,526

		22,746,913

Construction Materials—0.7%
Eagle Materials, Inc.	39,691	8,050,922

Consumer Staples Distribution & Retail—0.8%
BJ’s Wholesale Club Holdings, Inc. (a)	16,222	1,081,359
Casey’s General Stores, Inc.	12,318	3,384,247
Performance Food Group Co. (a)	74,321	5,139,297

		9,604,903

Containers & Packaging—0.2%
Graphic Packaging Holding Co.	119,814	2,953,415

Distributors—0.4%
Pool Corp.	13,531	5,394,945

Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc. (a) (b)	28,163	2,654,081
Duolingo, Inc. (a)	17,600	3,992,560
Grand Canyon Education, Inc. (a)	44,674	5,898,755

		12,545,396

Diversified Telecommunication Services—0.7%
Cogent Communications Holdings, Inc. (b)	41,733	3,174,212
Iridium Communications, Inc. (b)	140,816	5,795,987

		8,970,199

Electrical Equipment—1.2%
Array Technologies, Inc. (a) (b)	120,596	2,026,013
Atkore, Inc. (a) (b)	46,232	7,397,120
Vertiv Holdings Co. (b)	118,937	5,712,544

		15,135,677

Electronic Equipment, Instruments & Components—3.1%
Advanced Energy Industries, Inc. (b)	41,824	4,555,470
Fabrinet (a)(b)	62,650	11,924,174
Littelfuse, Inc.	10,201	2,729,380
Novanta, Inc. (a)	51,992	8,755,973
Teledyne Technologies, Inc. (a)	8,542	3,812,209
Vontier Corp.	154,661	5,343,538
Zebra Technologies Corp. - Class A (a)	4,007	1,095,233

		38,215,977

Energy Equipment & Services—2.3%
ChampionX Corp.	109,855	$3,208,865
Expro Group Holdings NV (a)	69,608	1,108,159
Noble Corp. PLC (b)	88,100	4,242,896
TechnipFMC PLC (b)	132,116	2,660,816
Tidewater, Inc. (a)	54,100	3,901,151
Transocean Ltd. (a) (b)	285,600	1,813,560
Weatherford International PLC (a)	115,926	11,341,041

		28,276,488

Entertainment—0.7%
Endeavor Group Holdings, Inc. - Class A	221,207	5,249,242
TKO Group Holdings, Inc. (b)	43,686	3,563,904

		8,813,146

Financial Services—2.0%
Affirm Holdings, Inc. (a) (b)	187,800	9,228,492
Euronet Worldwide, Inc. (a)	36,156	3,669,472
EVERTEC, Inc.	70,243	2,875,748
NCR Atleos Corp. (a)	31,768	771,645
Payoneer Global, Inc. (a)	447,500	2,331,475
Shift4 Payments, Inc. - Class A (a) (b)	77,199	5,738,974

		24,615,806

Food Products—0.7%
Post Holdings, Inc. (a) (b)	60,725	5,347,443
Simply Good Foods Co. (a) (b)	76,350	3,023,460

		8,370,903

Ground Transportation—1.7%
Landstar System, Inc.	26,103	5,054,846
Saia, Inc. (a)	19,668	8,618,911
XPO, Inc. (a)	82,533	7,229,065

		20,902,822

Health Care Equipment & Supplies—4.4%
AtriCure, Inc. (a)	41,634	1,485,917
CONMED Corp. (b)	33,717	3,692,349
Embecta Corp.	13,180	249,497
Globus Medical, Inc. - Class A (a)	99,189	5,285,782
Haemonetics Corp. (a)(b)	42,077	3,598,004
Inari Medical, Inc. (a) (b)	41,252	2,678,080
Inspire Medical Systems, Inc. (a)	19,899	4,048,054
iRhythm Technologies, Inc. (a) (b)	26,104	2,794,172
Lantheus Holdings, Inc. (a) (b)	92,169	5,714,478
Merit Medical Systems, Inc. (a) (b)	91,427	6,944,795
Omnicell, Inc. (a)	33,934	1,276,936
Penumbra, Inc. (a) (b)	14,414	3,625,698
PROCEPT BioRobotics Corp. (a)(b)	62,915	2,636,768
Shockwave Medical, Inc. (a)	11,431	2,178,291
STERIS PLC	23,090	5,076,337
TransMedics Group, Inc. (a)	29,900	2,360,007

		53,645,165

Health Care Providers & Services—4.3%
Addus HomeCare Corp. (a)	44,308	4,113,998
AMN Healthcare Services, Inc. (a) (b)	57,304	4,290,924

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Chemed Corp.	2,795	$1,634,376
CorVel Corp. (a) (b)	25,518	6,308,305
Ensign Group, Inc. (b)	99,723	11,189,918
Guardant Health, Inc. (a)	83,685	2,263,679
Molina Healthcare, Inc. (a) (b)	24,591	8,884,974
NeoGenomics, Inc. (a) (b)	65,673	1,062,589
Option Care Health, Inc. (a)	197,091	6,639,996
Tenet Healthcare Corp. (a)	86,200	6,514,134

		52,902,893

Health Care Technology—0.2%
Evolent Health, Inc. - Class A (a)	69,552	2,297,303

Hotels, Restaurants & Leisure—5.1%
Bloomin’ Brands, Inc. (b)	115,405	3,248,651
Boyd Gaming Corp.	111,290	6,967,867
Cava Group, Inc. (a) (b)	15,723	675,775
Choice Hotels International, Inc. (b)	39,227	4,444,419
Churchill Downs, Inc. (b)	67,238	9,072,423
Domino’s Pizza, Inc.	13,321	5,491,316
Everi Holdings, Inc. (a)	56,481	636,541
Hilton Grand Vacations, Inc. (a)	57,668	2,317,100
Light & Wonder, Inc. (a) (b)	38,400	3,153,024
Red Rock Resorts, Inc. - Class A	42,100	2,245,193
SeaWorld Entertainment, Inc. (a) (b)	24,697	1,304,743
Texas Roadhouse, Inc.	74,706	9,131,314
Travel & Leisure Co. (b)	33,835	1,322,610
Wendy’s Co.	168,725	3,286,763
Wingstop, Inc.	32,600	8,364,508

		61,662,247

Household Durables—2.5%
Cavco Industries, Inc. (a) (b)	12,220	4,235,696
Green Brick Partners, Inc. (a)	56,468	2,932,948
Skyline Champion Corp. (a)	56,160	4,170,442
Tempur Sealy International, Inc. (b)	140,086	7,140,183
TopBuild Corp. (a)	33,581	12,568,025

		31,047,294

Independent Power and Renewable Electricity Producers—0.3%
Ormat Technologies, Inc. (b)	45,173	3,423,662

Industrial REITs—0.6%
First Industrial Realty Trust, Inc.	65,629	3,456,679
Rexford Industrial Realty, Inc. (b)	39,933	2,240,241
Terreno Realty Corp.	25,483	1,597,020

		7,293,940

Insurance—1.9%
Kinsale Capital Group, Inc. (b)	8,435	2,824,966
Palomar Holdings, Inc. (a)	14,915	827,783
Primerica, Inc.	32,225	6,630,616
RLI Corp.	26,400	3,514,368
Ryan Specialty Holdings, Inc. (a) (b)	105,463	4,537,018
Selective Insurance Group, Inc.	46,038	4,579,860

		22,914,611

IT Services—0.5%
Gartner, Inc. (a)	7,478	$3,373,401
Perficient, Inc. (a) (b)	44,059	2,899,963

		6,273,364

Leisure Products—0.7%
Brunswick Corp. (b)	31,611	3,058,364
Mattel, Inc. (a)	260,649	4,921,053

		7,979,417

Life Sciences Tools & Services—2.5%
10X Genomics, Inc. - Class A (a) (b)	73,700	4,124,252
Bruker Corp.	32,437	2,383,471
Charles River Laboratories International, Inc. (a)	18,218	4,306,735
Medpace Holdings, Inc. (a)	28,035	8,593,569
Repligen Corp. (a) (b)	30,118	5,415,216
West Pharmaceutical Services, Inc.	14,973	5,272,293

		30,095,536

Machinery—4.2%
Albany International Corp. - Class A (b)	7,836	769,652
Federal Signal Corp.	85,129	6,532,799
John Bean Technologies Corp. (b)	38,517	3,830,516
Kadant, Inc. (b)	27,100	7,596,401
Lincoln Electric Holdings, Inc. (b)	28,126	6,116,280
RBC Bearings, Inc. (a)(b)	26,539	7,560,696
SPX Technologies, Inc. (a) (b)	65,701	6,636,458
Symbotic, Inc. (a) (b)	44,800	2,299,584
Toro Co. (b)	20,551	1,972,690
Watts Water Technologies, Inc. - Class A (b)	38,606	8,043,174

		51,358,250

Media—0.7%
Nexstar Media Group, Inc.	45,774	7,175,074
Thryv Holdings, Inc. (a) (b)	48,957	996,275

		8,171,349

Metals & Mining—1.1%
Alpha Metallurgical Resources, Inc. (b)	15,388	5,215,301
ATI, Inc. (a) (b)	151,959	6,909,576
Ivanhoe Electric, Inc. (a) (b)	101,200	1,020,096

		13,144,973

Oil, Gas & Consumable Fuels—1.5%
Centrus Energy Corp. - Class A (a) (b)	34,400	1,871,704
Kosmos Energy Ltd. (a)	349,682	2,346,366
Matador Resources Co. (b)	106,213	6,039,271
PBF Energy, Inc. - Class A	11,700	514,332
Range Resources Corp. (b)	43,630	1,328,097
SM Energy Co.	56,766	2,197,980
Southwestern Energy Co. (a)	596,300	3,905,765

		18,203,515

Paper & Forest Products—0.4%
Louisiana-Pacific Corp.	76,177	5,395,617

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Care Products—1.9%
BellRing Brands, Inc. (a)	137,140	$7,601,670
Coty, Inc. - Class A (a) (b)	237,575	2,950,682
elf Beauty, Inc. (a)	51,500	7,433,510
Inter Parfums, Inc.	37,301	5,371,717

		23,357,579

Pharmaceuticals—1.8%
Amphastar Pharmaceuticals, Inc. (a) (b)	68,600	4,242,910
Arvinas, Inc. (a) (b)	39,254	1,615,695
Catalent, Inc. (a)	58,118	2,611,242
Cymabay Therapeutics, Inc. (a) (b)	68,730	1,623,403
Intra-Cellular Therapies, Inc. (a)	79,496	5,693,503
Pacira BioSciences, Inc. (a)	41,035	1,384,521
Pliant Therapeutics, Inc. (a) (b)	24,605	445,596
Prestige Consumer Healthcare, Inc. (a)	41,135	2,518,285
Supernus Pharmaceuticals, Inc. (a)	48,192	1,394,676

		21,529,831

Professional Services—4.4%
ASGN, Inc. (a)	21,220	2,040,727
Booz Allen Hamilton Holding Corp.	63,736	8,152,472
Broadridge Financial Solutions, Inc.	17,898	3,682,514
CACI International, Inc. - Class A (a)	24,128	7,814,094
CBIZ, Inc. (a) (b)	96,873	6,063,281
ExlService Holdings, Inc. (a) (b)	244,721	7,549,643
Exponent, Inc.	12,294	1,082,364
FTI Consulting, Inc. (a)	28,766	5,728,749
Insperity, Inc.	40,357	4,730,648
NV5 Global, Inc. (a) (b)	13,554	1,506,120
Paylocity Holding Corp. (a)	12,831	2,115,190
Verra Mobility Corp. (a)	153,400	3,532,802

		53,998,604

Residential REITs—0.2%
Equity LifeStyle Properties, Inc. (b)	35,019	2,470,240

Semiconductors & Semiconductor Equipment—4.7%
Axcelis Technologies, Inc. (a)	52,330	6,786,678
Cirrus Logic, Inc. (a)	38,512	3,203,813
Diodes, Inc. (a)	66,466	5,351,842
Entegris, Inc.	17,974	2,153,645
FormFactor, Inc. (a) (b)	56,981	2,376,678
Kulicke & Soffa Industries, Inc. (b)	66,922	3,661,972
Lattice Semiconductor Corp. (a)	73,772	5,089,530
MaxLinear, Inc. (a)	80,973	1,924,728
MKS Instruments, Inc.	17,752	1,826,148
Monolithic Power Systems, Inc.	6,450	4,068,531
Onto Innovation, Inc. (a) (b)	62,165	9,505,029
Photronics, Inc. (a)	15,800	495,646
Power Integrations, Inc.	47,159	3,872,225
Rambus, Inc. (a)	107,493	7,336,397

		57,652,862

Software—10.2%
A10 Networks, Inc.	124,626	1,641,324

Security Description	Shares	Value

Software—(Continued)
ACI Worldwide, Inc. (a) (b)	71,434	$2,185,880
Agilysys, Inc. (a)	44,200	3,749,044
Appfolio, Inc. - Class A (a)	22,300	3,863,252
Aspen Technology, Inc. (a)	7,290	1,604,894
Blackbaud, Inc. (a)	42,700	3,702,090
Box, Inc. - Class A (a) (b)	167,031	4,277,664
Descartes Systems Group, Inc. (a)	100,767	8,470,474
DoubleVerify Holdings, Inc. (a)	148,440	5,459,623
Fair Isaac Corp. (a)	4,801	5,588,412
Fortinet, Inc. (a)	51,174	2,995,214
Informatica, Inc. - Class A (a) (b)	129,100	3,665,149
Manhattan Associates, Inc. (a) (b)	25,337	5,455,563
Marathon Digital Holdings, Inc. (a) (b)	83,900	1,970,811
MicroStrategy, Inc. - Class A (a) (b)	6,800	4,295,016
NCR Voyix Corp. (a)	75,409	1,275,166
Nutanix, Inc. - Class A (a) (b)	190,188	9,070,066
PowerSchool Holdings, Inc. - Class A (a) (b)	136,010	3,204,396
PTC, Inc. (a)	33,261	5,819,345
Qualys, Inc. (a) (b)	43,253	8,489,699
Rapid7, Inc. (a) (b)	54,949	3,137,588
Riot Platforms, Inc. (a) (b)	66,500	1,028,755
Sapiens International Corp. NV	101,842	2,947,307
Smartsheet, Inc. - Class A (a)	108,431	5,185,170
SPS Commerce, Inc. (a)	50,248	9,740,072
Tenable Holdings, Inc. (a)	100,529	4,630,366
Teradata Corp. (a)	64,082	2,788,208
Tyler Technologies, Inc. (a)	12,082	5,051,726
Workiva, Inc. (a) (b)	35,608	3,615,280

		124,907,554

Specialty Retail—2.7%
Abercrombie & Fitch Co. - Class A (a)	33,400	2,946,548
Academy Sports & Outdoors, Inc.	48,525	3,202,650
Asbury Automotive Group, Inc. (a) (b)	17,556	3,949,573
Carvana Co. (a)(b)	64,600	3,419,924
Dick’s Sporting Goods, Inc. (b)	30,147	4,430,102
Murphy USA, Inc.	26,520	9,455,971
Penske Automotive Group, Inc. (b)	21,735	3,488,685
Valvoline, Inc. (a) (b)	52,998	1,991,665

		32,885,118

Technology Hardware, Storage & Peripherals—0.1%
Pure Storage, Inc. - Class A (a)	12,694	452,668
Super Micro Computer, Inc. (a)	3,592	1,021,062

		1,473,730

Textiles, Apparel & Luxury Goods—0.7%
Crocs, Inc. (a)	32,546	3,040,122
Deckers Outdoor Corp. (a)	8,479	5,667,618

		8,707,740

Trading Companies & Distributors—1.5%
Boise Cascade Co.	3,900	504,504
Core & Main, Inc. - Class A (a)	126,900	5,128,029

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Herc Holdings, Inc. (b)	15,678	$2,334,297
McGrath RentCorp	14,087	1,685,087
SiteOne Landscape Supply, Inc. (a) (b)	31,902	5,184,075
Watsco, Inc. (b)	9,232	3,955,635

		18,791,627

Total Common Stocks (Cost $918,155,591)		1,216,336,538

Escrow Shares—0.0%

Wireless Telecommunication Services—0.0%
GCI Liberty, Inc. (a) (c) (d) (Cost $0)	89,469	0

Short-Term Investment—0.2%

Mutual Funds—0.2%
T. Rowe Price Government Reserve Fund (e)	2,922,979	2,922,979

Total Short-Term Investments (Cost $2,922,979)		2,922,979

Securities Lending Reinvestments (f)—11.2%

Certificates of Deposit—0.7%
Barclays Bank PLC
5.710%, SOFR + 0.320%, 06/20/24 (g)	2,000,000	1,999,994
Mizuho Bank Ltd.
5.790%, SOFR + 0.400%, 04/18/24 (g)	1,000,000	1,000,453
Standard Chartered Bank
5.790%, SOFR + 0.390%, 04/19/24 (g)	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank Ltd.
5.800%, SOFR + 0.400%, 04/24/24 (g)	2,000,000	2,001,190
Westpac Banking Corp.
5.950%, SOFR + 0.550%, 10/11/24 (g)	2,000,000	2,002,478

		9,004,115

Commercial Paper—0.3%
Australia & New Zealand Banking Group Ltd.
5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (g)	1,000,000	1,000,224
Old Line Funding LLC
5.620%, SOFR + 0.230%, 03/11/24 (g)	1,000,000	1,000,000

		2,983,562

Repurchase Agreements—6.8%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $14,408,720; collateralized by various Common Stock with an aggregate market value of $16,038,659.	14,400,000	14,400,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,701,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,734,951.	1,700,000	1,700,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $4,002,422; collateralized by various Common Stock with an aggregate market value of $4,459,247.	4,000,000	4,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $2,001,200; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $4,120,661; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $4,080,019.	4,000,000	4,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $7,022,690; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $7,158,928.	7,018,557	7,018,557
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $14,014,836; collateralized by various Common Stock with an aggregate market value of $15,623,849.	14,000,000	14,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $27,617,020; collateralized by various Common Stock with an aggregate market value of $30,801,988.	27,600,000	27,600,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $7,004,146; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $7,155,857.	7,000,000	7,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $900,533; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $918,000.	900,000	900,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $400,245; collateralized by various Common Stock with an aggregate market value of $445,253.	400,000	400,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $600,361; collateralized by various Common Stock with an aggregate market value of $661,717.	600,000	600,000

		83,618,557

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—0.7%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	4,000,000	$4,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (g)	4,000,000	4,000,000

		8,000,000

Mutual Funds—2.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (h)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (h)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (h)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (h)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (h)	3,780,445	3,780,445
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (h)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (h)	2,000,000	2,000,000

		32,780,445

Total Securities Lending Reinvestments (Cost $136,382,239)		136,386,679

Total Investments—110.9% (Cost $1,057,460,809)		1,355,646,196
Other assets and liabilities (net)—(10.9)%		(133,474,871)

Net Assets—100.0%		$1,222,171,325

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $197,583,142 and the collateral received consisted of cash in the amount of $136,370,331 and non-cash collateral with a value of $69,268,614. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,216,336,538	$—	$—	$1,216,336,538
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	2,922,979	—	—	2,922,979
Securities Lending Reinvestments
Certificates of Deposit	—	9,004,115	—	9,004,115
Commercial Paper	—	2,983,562	—	2,983,562
Repurchase Agreements	—	83,618,557	—	83,618,557
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	32,780,445	—	—	32,780,445
Total Securities Lending Reinvestments	32,780,445	103,606,234	—	136,386,679
Total Investments	$1,252,039,962	$103,606,234	$0	$1,355,646,196

Collateral for Securities Loaned (Liability)	$—	$(136,370,331)	$—	$(136,370,331)

* See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,352,723,217
Affiliated investments at value (c)	2,922,979
Cash	736,083
Receivable for:
Investments sold	5,381,199
Fund shares sold	120,156
Dividends and interest	291,262
Dividends on affiliated investments	42,689
Prepaid expenses	4,373

Total Assets	1,362,221,958

Liabilities
Collateral for securities loaned	136,370,331
Payables for:
Affiliated investments purchased	28,825
Investments purchased	1,466,412
Fund shares redeemed	1,364,185
Accrued Expenses:
Management fees	457,066
Distribution and service fees	68,255
Deferred trustees’ fees	169,435
Other expenses	126,124

Total Liabilities	140,050,633

Net Assets	$1,222,171,325

Net Assets Consist of:
Paid in surplus	$861,649,272
Distributable earnings (Accumulated losses)	360,522,053

Net Assets	$1,222,171,325

Net Assets
Class A	$888,333,005
Class B	319,786,244
Class E	11,793,510
Class G	2,258,566
Capital Shares Outstanding*
Class A	44,635,317
Class B	18,687,524
Class E	651,957
Class G	142,790
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.90
Class B	17.11
Class E	18.09
Class G	15.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $197,583,142.
(b)	Identified cost of investments, excluding affiliated investments, was $1,054,537,830.
(c)	Identified cost of affiliated investments was $2,922,979.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$6,126,243
Dividends from affiliated investments	478,760
Securities lending income	386,952

Total investment income	6,991,955

Expenses
Management fees	5,536,286
Administration fees	58,550
Custodian and accounting fees	99,730
Distribution and service fees—Class B	760,630
Distribution and service fees—Class E	17,114
Distribution and service fees—Class G	7,015
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	64,793
Insurance	10,369
Miscellaneous	24,268

Total expenses	6,720,605
Less management fee waiver	(250,677)

Net expenses	6,469,928

Net Investment Income	522,027

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	62,927,469
Net change in unrealized appreciation on investments	168,667,135

Net realized and unrealized gain (loss)	231,594,604

Net Increase (Decrease) in Net Assets From Operations	$232,116,631

(a)	Net of foreign withholding taxes of $14,249.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$522,027	$1,110,558
Net realized gain (loss)	62,927,469	28,492,225
Net change in unrealized appreciation (depreciation)	168,667,135	(380,886,473)

Increase (decrease) in net assets from operations	232,116,631	(351,283,690)

From Distributions to Shareholders
Class A	(21,037,626)	(171,022,527)
Class B	(8,437,862)	(66,915,169)
Class E	(301,040)	(2,467,717)
Class G	(72,978)	(608,513)

Total distributions	(29,849,506)	(241,013,926)

Increase (decrease) in net assets from capital share transactions	(125,038,073)	139,260,329

Total increase (decrease) in net assets	77,229,052	(453,037,287)

Net Assets
Beginning of period	1,144,942,273	1,597,979,560

End of period	$1,222,171,325	$1,144,942,273

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	766,043	$13,786,603	1,159,910	$24,725,896
Reinvestments	1,150,855	21,037,626	10,803,697	171,022,527
Redemptions	(7,200,895)	(133,051,591)	(4,704,546)	(86,774,666)

Net increase (decrease)	(5,283,997)	$(98,227,362)	7,259,061	$108,973,757

Class B
Sales	671,872	$10,482,622	469,023	$8,199,606
Reinvestments	536,078	8,437,862	4,880,756	66,915,169
Redemptions	(2,800,769)	(43,955,810)	(2,665,685)	(44,533,888)

Net increase (decrease)	(1,592,819)	$(25,035,326)	2,684,094	$30,580,887

Class E
Sales	29,068	$494,268	14,846	$263,506
Reinvestments	18,102	301,040	170,776	2,467,717
Redemptions	(129,780)	(2,138,004)	(155,646)	(2,933,087)

Net increase (decrease)	(82,610)	$(1,342,696)	29,976	$(201,864)

Class G
Sales	2,804	$40,564	4,589	$79,792
Reinvestments	5,016	72,978	47,877	608,513
Redemptions	(37,943)	(546,231)	(48,856)	(780,756)

Net increase (decrease)	(30,123)	$(432,689)	3,610	$(92,451)

Increase (decrease) derived from capital shares transactions		$(125,038,073)		$139,260,329

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.77	$27.02	$27.04	$24.43	$21.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	0.03	(0.01)	0.03	0.05
Net realized and unrealized gain (loss)	3.56	(6.25)	2.99	5.09	6.61

Total income (loss) from investment operations	3.58	(6.22)	2.98	5.12	6.66

Less Distributions
Distributions from net investment income	(0.01)	(0.05)	(0.01)	(0.05)	(0.01)
Distributions from net realized capital gains	(0.44)	(3.98)	(2.99)	(2.46)	(3.45)

Total distributions	(0.45)	(4.03)	(3.00)	(2.51)	(3.46)

Net Asset Value, End of Period	$19.90	$16.77	$27.02	$27.04	$24.43

Total Return (%) (b)	21.57	(22.15)	11.67	24.34	33.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.50	0.49	0.50	0.50
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.47	0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	0.11	0.16	(0.04)	0.13	0.23
Portfolio turnover rate (%)	34	34	28	36	17
Net assets, end of period (in millions)	$888.3	$837.2	$1,152.5	$1,174.3	$985.3

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.50	$24.09	$24.47	$22.36	$19.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.02)	(0.07)	(0.02)	(0.00	)(d)
Net realized and unrealized gain (loss)	3.07	(5.59)	2.68	4.59	6.10

Total income (loss) from investment operations	3.05	(5.61)	2.61	4.57	6.10

Less Distributions
Distributions from net realized capital gains	(0.44)	(3.98)	(2.99)	(2.46)	(3.45)

Total distributions	(0.44)	(3.98)	(2.99)	(2.46)	(3.45)

Net Asset Value, End of Period	$17.11	$14.50	$24.09	$24.47	$22.36

Total Return (%) (b)	21.28	(22.34)	11.36	24.04	32.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.74	0.75	0.75
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.72	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.14)	(0.10)	(0.29)	(0.11)	(0.02)
Portfolio turnover rate (%)	34	34	28	36	17
Net assets, end of period (in millions)	$319.8	$294.1	$423.9	$441.3	$408.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022		2021	2020		2019
Net Asset Value, Beginning of Period	$15.29	$25.09		$25.34	$23.05		$20.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.00	)(d)	(0.05)	(0.00	)(d)	0.02
Net realized and unrealized gain (loss)	3.25	(5.82)		2.79	4.76		6.26

Total income (loss) from investment operations	3.24	(5.82)		2.74	4.76		6.28

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.01)		0.00
Distributions from net realized capital gains	(0.44)	(3.98)		(2.99)	(2.46)		(3.45)

Total distributions	(0.44)	(3.98)		(2.99)	(2.47)		(3.45)

Net Asset Value, End of Period	$18.09	$15.29		$25.09	$25.34		$23.05

Total Return (%) (b)	21.42	(22.28)		11.49	24.20		32.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.65		0.64	0.65		0.65
Net ratio of expenses to average net assets (%) (c)	0.63	0.63		0.62	0.63		0.63
Ratio of net investment income (loss) to average net assets (%)	(0.04)	(0.00	)(e)	(0.19)	(0.01)		0.08
Portfolio turnover rate (%)	34	34		28	36		17
Net assets, end of period (in millions)	$11.8	$11.2		$17.7	$18.6		$16.9

	Class G
	Year Ended December 31,
	2023	2022		2021	2020		2019
Net Asset Value, Beginning of Period	$13.44	$22.74		$23.26	$21.39		$18.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.02)		(0.08)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	2.85	(5.30)		2.55	4.36		5.86

Total income (loss) from investment operations	2.82	(5.32)		2.47	4.33		5.85

Less Distributions
Distributions from net realized capital gains	(0.44)	(3.98)		(2.99)	(2.46)		(3.45)

Total distributions	(0.44)	(3.98)		(2.99)	(2.46)		(3.45)

Net Asset Value, End of Period	$15.82	$13.44		$22.74	$23.26		$21.39

Total Return (%) (b)	21.24	(22.40)		11.34	24.00		32.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80		0.79	0.80		0.80
Net ratio of expenses to average net assets (%) (c)	0.78	0.78		0.77	0.78		0.78
Ratio of net investment income (loss) to average net assets (%)	(0.19)	(0.15)		(0.34)	(0.17)		(0.07)
Portfolio turnover rate (%)	34	34		28	36		17
Net assets, end of period (in millions)	$2.3	$2.3		$3.8	$4.2		$4.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income (loss) was less than $0.01.
(e)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $83,618,557, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$397,474,702	$0	$542,953,500

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$5,536,286	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held at December 31, 2023
T. Rowe Price Government Reserve Fund	$12,481,374	$153,833,426	$(163,391,821)	$2,922,979	$478,760	2,922,979

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,058,507,286

Gross unrealized appreciation	346,003,955
Gross unrealized (depreciation)	(48,865,046)

Net unrealized appreciation (depreciation)	$297,138,909

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$470,640	$8,966,857	$29,378,866	$232,047,069	$29,849,506	$241,013,926

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$537,739	$63,014,842	$297,138,909	$—	$360,691,490

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the T. Rowe Price Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-22

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-23

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-25

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds

BHFTII-26

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTII-27

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-28

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the VanEck Global Natural Resources Portfolio returned -3.49% and -3.64%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index¹, returned 3.66%.

MARKET ENVIRONMENT / CONDITIONS

On the whole, resource equities underperformed broader global equity and bond markets during the year. From a macroeconomic perspective, drivers of underperformance included easing inflationary pressures, a pullback in commodity prices and shifting investor sentiment amid a more dovish outlook for interest rates in 2024.

Within traditional energy, West Texas Intermediate (“WTI”) crude oil prices surged above $90 per barrel in September due to supply constraints, strong demand, and geopolitical tensions, before falling below $70 by year’s end amid global growth concerns and increased U.S. output. The year was marked by significant consolidation within the U.S. oil and gas industry, highlighted by Exxon Mobil’s acquisition of Pioneer Natural Resources and Chevron’s purchase of Hess. Meanwhile, within renewable energy, lingering supply-chain issues and higher borrowing costs weighed on companies for the second year in a row.

In the metals and mining industry, base and industrial metals experienced price declines, largely affected by China’s slowing real estate market and subdued electric vehicle sales in the U.S. Supply overhangs for metals like copper, lithium and cobalt contrasted with iron ore, though, which benefited from relatively strong demand. Gold reached an all-time high in 2023, buoyed by central bank purchases and geopolitical uncertainties, outshining the miners who underperformed relative to the metal.

Agriculture saw mixed results in 2023. U.S. stocks of wheat and corn ended higher, but usage remained flat due to decreasing exports and lower animal feed demand. Fertilizer prices stabilized, benefiting from more secure European natural gas supplies. Notably, protein producers, especially in the poultry industry, found success, driven by high cattle prices and the impact of avian flu.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s underperformance was largely a result of security selection within the Materials sector, including positions within the diversified metals & mining and copper sub-industries. The Portfolio’s overweight allocation to the fertilizers & agricultural chemicals sub-industry also detracted. Relative losses were partially offset by positive security selection within the Energy sector, including positions within the integrated oil & gas and oil & gas equipment & services sub-industries.

Notable Portfolio changes during the period included the addition of two integrated oil & gas companies, Exxon Mobil and BP PLC (United Kingdom), as well as the exit of oil & gas equipment & services company, Liberty Energy and oil & gas exploration & production company, Devon Energy.

At the end of the year, the Portfolio’s largest allocations were to the Energy and Materials sectors which, combined, accounted for approximately 80% of the Portfolio’s total exposure. At the industry level, the Portfolio’s largest allocations were to oil, gas & consumable fuels and metals & mining, which accounted for approximately 33% and 28% of the Portfolio’s total exposure, respectively.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-1

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
VanEck Global Natural Resources Portfolio
Class A	-3.49	11.18	-0.48
Class B	-3.64	10.92	-0.72
S&P North American Natural Resources Sector Index	3.66	13.13	2.85

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Freeport-McMoRan, Inc.	3.3
Shell PLC (ADR)	3.3
Glencore PLC	3.0
Vale SA (ADR)	2.8
Valero Energy Corp.	2.8
Exxon Mobil Corp.	2.6
Eni SpA	2.5
ConocoPhillips	2.4
JBS SA	2.1
OCI NV	2.1

Top Sectors

% of Net Assets
Energy	42.5
Materials	39.2
Industrials	6.1
Consumer Staples	5.2
Utilities	2.7
Financials	2.0
Information Technology	0.3

BHFTII-2

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

VanEck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.77%	$1,000.00	$1,016.20	$3.91
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$1,015.50	$5.18
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Chemicals—10.9%
Arcadium Lithium PLC (a)	1,632,347	$12,469,589
CF Industries Holdings, Inc. (b)	195,200	15,518,400
Corteva, Inc.	326,533	15,647,461
Mosaic Co.	352,100	12,580,533
Nutrien Ltd. (b)	244,323	13,762,715
OCI NV	600,357	17,453,470
Yara International ASA	97,500	3,464,468

		90,896,636

Containers & Packaging—0.3%
Graphic Packaging Holding Co.	95,725	2,359,621

Electrical Equipment—2.7%
Array Technologies, Inc. (a) (b)	531,200	8,924,160
Nexans SA	97,870	8,570,906
Soltec Power Holdings SA (a) (b)	121,089	460,334
Stem, Inc. (a) (b)	1,197,832	4,647,588

		22,602,988

Energy Equipment & Services—9.6%
Baker Hughes Co.	447,200	15,285,296
ChampionX Corp. (b)	76,422	2,232,287
Halliburton Co.	352,100	12,728,415
NOV, Inc.	302,350	6,131,658
Saipem SpA (a) (b)	5,940,200	9,646,053
Schlumberger NV	298,400	15,528,736
TechnipFMC PLC	613,000	12,345,820
Valaris Ltd. (a) (b)	91,643	6,283,960

		80,182,225

Food Products—5.2%
Bunge Global SA (b)	111,300	11,235,735
JBS SA	3,428,000	17,522,674
Pilgrim’s Pride Corp. (a)	521,500	14,424,690

		43,183,099

Independent Power and Renewable Electricity Producers—2.7%
Ormat Technologies, Inc. (b)	161,300	12,224,927
Sunnova Energy International, Inc. (a) (b)	690,366	10,528,081

		22,753,008

Machinery—1.7%
Chart Industries, Inc. (a) (b)	102,120	13,922,020

Marine Transportation—1.7%
Kirby Corp. (a)	177,831	13,956,177

Metals & Mining—28.0%
5E Advanced Materials, Inc. (a) (b)	139,500	196,695
Agnico Eagle Mines Ltd. (b)	261,233	14,328,630
Alamos Gold, Inc. - Class A	705,000	9,496,350
Barrick Gold Corp.	934,035	16,896,693
Eldorado Gold Corp. (a) (b)	514,200	6,669,174
Endeavour Mining PLC (b)	449,300	10,094,458

Metals & Mining—(Continued)
Euro Manganese, Inc. (a)	2,118,507	$143,990
First Quantum Minerals Ltd.	478,300	3,916,497
Franco-Nevada Corp.	96,000	10,637,760
Freeport-McMoRan, Inc.	644,100	27,419,337
Glencore PLC	4,230,300	25,378,581
Ivanhoe Mines Ltd. - Class A (a) (b)	1,316,800	12,769,994
Kinross Gold Corp.	2,196,400	13,288,220
MP Materials Corp. (a) (b)	712,985	14,152,752
Newmont Corp.	335,517	13,887,049
Nouveau Monde Graphite, Inc. (a)	179,033	467,276
Pan American Silver Corp.	529,900	8,653,267
Piedmont Lithium, Inc. (a) (b)	142,008	4,008,886
Rio Tinto PLC (ADR) (b)	222,200	16,545,012
Talon Metals Corp. (a)	3,846,700	522,551
Vale SA (ADR) (b)	1,474,500	23,385,570

		232,858,742

Mortgage Real Estate Investment Trusts—2.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	608,990	16,795,944

Oil, Gas & Consumable Fuels—32.9%
BP PLC (ADR) (b)	454,500	16,089,300
Chesapeake Energy Corp. (b)	154,100	11,856,454
Chevron Corp.	54,100	8,069,556
ConocoPhillips	175,522	20,372,839
Diamondback Energy, Inc.	94,606	14,671,498
Eni SpA	1,226,800	20,823,175
EQT Corp. (b)	397,700	15,375,082
Equinor ASA (ADR)	457,400	14,472,136
Excelerate Energy, Inc. - Class A (b)	212,200	3,280,612
Exxon Mobil Corp.	213,224	21,318,135
Hess Corp.	29,000	4,180,640
Kosmos Energy Ltd. (a) (b)	1,222,500	8,202,975
Marathon Oil Corp.	371,900	8,985,104
Neste OYJ	116,200	4,128,483
Permian Resources Corp. (b)	640,070	8,704,952
PetroChina Co. Ltd. - Class H	25,278,000	16,663,422
Pioneer Natural Resources Co.	38,887	8,744,909
Shell PLC (ADR)	413,000	27,175,400
TotalEnergies SE	255,500	17,355,721
Valero Energy Corp. (b)	177,400	23,062,000

		273,532,393

Semiconductors & Semiconductor Equipment—0.3%
SolarEdge Technologies, Inc. (a) (b)	28,600	2,676,960

Total Common Stocks (Cost $757,166,833)		815,719,813

Short-Term Investment—1.8%

Mutual Funds—1.8%
Invesco STIC Prime Portfolio, Institutional Class, 5.300% (c)	14,828,686	14,830,169

Total Short-Term Investments (Cost $14,830,169)		14,830,169

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (d)—18.4%

Security Description	Principal Amount*	Value

Certificates of Deposit—3.7%
Barclays Bank PLC 5.710%, SOFR + 0.320%, 06/20/24 (e)	3,000,000	$2,999,991
5.790%, SOFR + 0.400%, 02/14/24 (e)	2,000,000	2,000,564
BNP Paribas SA 5.760%, SOFR + 0.360%, 04/10/24 (e)	2,000,000	2,000,616
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (e)	3,000,000	3,001,359
MUFG Bank Ltd. (London) Zero Coupon, 06/10/24	1,000,000	975,750
National Westminster Bank PLC 5.880%, 05/02/24	3,000,000	3,004,860
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (e)	3,000,000	3,000,312
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (e)	3,000,000	3,001,860
Standard Chartered Bank 5.790%, SOFR + 0.390%, 04/19/24 (e)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (e)	3,000,000	3,000,369
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (e)	3,000,000	3,001,785
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (e)	3,000,000	3,003,717

		30,991,183

Commercial Paper—0.6%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	2,000,000	1,966,676
5.730%, SOFR + 0.330%, 04/18/24 (e)	2,000,000	2,000,448
Old Line Funding LLC 5.620%, SOFR + 0.230%, 03/11/24 (e)	1,000,000	1,000,000

		4,967,124

Repurchase Agreements—11.4%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $19,511,809; collateralized by various Common Stock with an aggregate market value of $21,719,018.	19,500,000	19,500,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,101,836; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,163,734.	3,100,000	3,100,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $8,981,338; collateralized by various Common Stock with an aggregate market value of $10,006,442.	8,975,903	8,975,903
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $5,027,319; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $5,100,005.	5,000,000	5,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $5,150,826; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $5,100,023.	5,000,000	$5,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $4,798,587; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $4,891,678.	4,795,763	4,795,763
Mizuho Securities USA, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $2,501,478; collateralized by U.S. Treasury Obligation at 3.875%, maturing 05/15/43, and an aggregate market value of $2,550,005.	2,500,000	2,500,000
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $2,001,182; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $2,049,564.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $20,021,194; collateralized by various Common Stock with an aggregate market value of $22,319,784.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $12,407,647; collateralized by various Common Stock with an aggregate market value of $13,838,574.	12,400,000	12,400,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,701,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $1,737,851.	1,700,000	1,700,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,001,184; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $2,040,001.	2,000,000	2,000,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $8,004,818; collateralized by various Common Stock with an aggregate market value of $8,815,721.	8,000,000	8,000,000

		94,971,666

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—1.2%
DZ Bank AG (NY) 5.300%, 01/02/24	2,000,000	$2,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	4,000,000	4,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (e)	4,500,000	4,500,000

		10,500,000

Mutual Funds—1.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (c)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (c)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (c)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (c)	250,000	250,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (c)	1,000,000	1,000,000

		12,250,000

Total Securities Lending Reinvestments (Cost $153,663,946)		153,679,973

Total Investments—118.2% (Cost $925,660,948)		984,229,955
Other assets and liabilities (net)—(18.2)%		(151,867,044)

Net Assets—100.0%		$832,362,911

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $191,829,999 and the collateral received consisted of cash in the amount of $153,636,353 and non-cash collateral with a value of $46,842,354. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$69,978,698	$20,917,938	$—	$90,896,636
Containers & Packaging	2,359,621	—	—	2,359,621
Electrical Equipment	13,571,748	9,031,240	—	22,602,988
Energy Equipment & Services	70,536,172	9,646,053	—	80,182,225
Food Products	25,660,425	17,522,674	—	43,183,099
Independent Power and Renewable Electricity Producers	22,753,008	—	—	22,753,008
Machinery	13,922,020	—	—	13,922,020
Marine Transportation	13,956,177	—	—	13,956,177
Metals & Mining	207,336,171	25,522,571	—	232,858,742
Mortgage Real Estate Investment Trusts	16,795,944	—	—	16,795,944
Oil, Gas & Consumable Fuels	214,561,592	58,970,801	—	273,532,393
Semiconductors & Semiconductor Equipment	2,676,960	—	—	2,676,960
Total Common Stocks	674,108,536	141,611,277	—	815,719,813
Total Short-Term Investment*	14,830,169	—	—	14,830,169
Securities Lending Reinvestments
Certificates of Deposit	—	30,991,183	—	30,991,183
Commercial Paper	—	4,967,124	—	4,967,124
Repurchase Agreements	—	94,971,666	—	94,971,666
Time Deposits	—	10,500,000	—	10,500,000
Mutual Funds	12,250,000	—	—	12,250,000
Total Securities Lending Reinvestments	12,250,000	141,429,973	—	153,679,973
Total Investments	$701,188,705	$283,041,250	$—	$984,229,955

Collateral for Securities Loaned (Liability)	$—	$(153,636,353)	$—	$(153,636,353)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$984,229,955
Cash	292,640
Cash denominated in foreign currencies (c)	1,600
Receivable for:
Investments sold	6,620,866
Fund shares sold	24,396
Dividends	609,239
Prepaid expenses	2,721

Total Assets	991,781,417

Liabilities
Collateral for securities loaned	153,636,353
Payables for:
Investments purchased	4,946,693
Fund shares redeemed	63,809
Accrued Expenses:
Management fees	490,680
Distribution and service fees	16,155
Deferred trustees’ fees	168,251
Other expenses	96,565

Total Liabilities	159,418,506

Net Assets	$832,362,911

Net Assets Consist of:
Paid in surplus	$730,637,341
Distributable earnings (Accumulated losses)	101,725,570

Net Assets	$832,362,911

Net Assets
Class A	$753,744,575
Class B	78,618,336
Capital Shares Outstanding*
Class A	63,365,390
Class B	6,657,266
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.90
Class B	11.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $925,660,948.
(b)	Includes securities loaned at value of $191,829,999.
(c)	Identified cost of cash denominated in foreign currencies was $1,592.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$25,982,722
Interest	1,630
Securities lending income	1,598,890

Total investment income	27,583,242

Expenses
Management fees	6,302,876
Administration fees	44,995
Custodian and accounting fees	93,064
Distribution and service fees—Class B	200,478
Audit and tax services	49,026
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	31,494
Insurance	7,816
Miscellaneous	23,271

Total expenses	6,845,844
Less management fee waiver	(478,907)
Less broker commission recapture	(3,971)

Net expenses	6,362,966

Net Investment Income	21,220,276

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	58,853,731
Foreign currency transactions	19,530

Net realized gain (loss)	58,873,261

Net change in unrealized appreciation (depreciation) on:
Investments	(102,075,413)
Foreign currency transactions	2,685

Net change in unrealized appreciation (depreciation)	(102,072,728)

Net realized and unrealized gain (loss)	(43,199,467)

Net Increase (Decrease) in Net Assets From Operations	$(21,979,191)

(a)	Net of foreign withholding taxes of $1,626,511.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$21,220,276	$26,243,421
Net realized gain (loss)	58,873,261	259,684,223
Net change in unrealized appreciation (depreciation)	(102,072,728)	(172,518,168)

Increase (decrease) in net assets from operations	(21,979,191)	113,409,476

From Distributions to Shareholders
Class A	(22,123,408)	(23,035,876)
Class B	(2,280,208)	(2,217,944)

Total distributions	(24,403,616)	(25,253,820)

Increase (decrease) in net assets from capital share transactions	56,889,649	(378,938,677)

Total increase (decrease) in net assets	10,506,842	(290,783,021)

Net Assets
Beginning of period	821,856,069	1,112,639,090

End of period	$832,362,911	$821,856,069

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	7,825,456	$88,544,541	4,082,759	$51,049,554
Reinvestments	1,902,271	22,123,408	1,765,201	23,035,876
Redemptions	(4,713,626)	(57,094,484)	(31,319,887)	(425,200,626)

Net increase (decrease)	5,014,101	$53,573,465	(25,471,927)	$(351,115,196)

Class B
Sales	985,783	$11,819,500	819,909	$10,172,694
Reinvestments	197,079	2,280,208	171,006	2,217,944
Redemptions	(898,037)	(10,783,524)	(2,991,889)	(40,214,119)

Net increase (decrease)	284,825	$3,316,184	(2,000,974)	$(27,823,481)

Increase (decrease) derived from capital shares transactions		$56,889,649		$(378,938,677)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.71	$12.08	$10.29	$8.59	$7.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.36	0.24	0.10	0.12
Net realized and unrealized gain (loss)	(0.76)	0.65	1.70	1.70	0.83

Total income (loss) from investment operations	(0.44)	1.01	1.94	1.80	0.95

Less Distributions
Distributions from net investment income	(0.37)	(0.38)	(0.15)	(0.10)	(0.05)

Total distributions	(0.37)	(0.38)	(0.15)	(0.10)	(0.05)

Net Asset Value, End of Period	$11.90	$12.71	$12.08	$10.29	$8.59

Total Return (%) (b)	(3.49)	8.24	18.82	21.58	12.44 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (d)	0.77	0.75	0.74	0.75	0.77
Ratio of net investment income (loss) to average net assets (%)	2.66	2.74	2.01	1.34	1.46
Portfolio turnover rate (%)	43	40	23	48	33
Net assets, end of period (in millions)	$753.7	$741.5	$1,012.3	$1,115.4	$1,084.7

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.61	$11.98	$10.21	$8.53	$7.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.32	0.20	0.08	0.10
Net realized and unrealized gain (loss)	(0.76)	0.65	1.69	1.68	0.84

Total income (loss) from investment operations	(0.47)	0.97	1.89	1.76	0.94

Less Distributions
Distributions from net investment income	(0.33)	(0.34)	(0.12)	(0.08)	(0.03)

Total distributions	(0.33)	(0.34)	(0.12)	(0.08)	(0.03)

Net Asset Value, End of Period	$11.81	$12.61	$11.98	$10.21	$8.53

Total Return (%) (b)	(3.64)	7.98	18.51	21.18	12.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (d)	1.02	1.00	0.99	1.00	1.02
Ratio of net investment income (loss) to average net assets (%)	2.43	2.50	1.76	1.09	1.20
Portfolio turnover rate (%)	43	40	23	48	33
Net assets, end of period (in millions)	$78.6	$80.4	$100.3	$109.6	$105.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is VanEck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-11

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-12

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $94,971,666, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-13

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities, whether direct or indirect, may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, ,such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$405,534,953	$0	$335,745,590

BHFTII-14

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,302,876	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050% 0.075%	Of the first $500 million On amounts over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-15

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$933,404,111

Gross unrealized appreciation	103,557,624
Gross unrealized (depreciation)	(52,731,780)

Net unrealized appreciation (depreciation)	$50,825,844

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$24,403,616	$25,253,820	$—	$—	$24,403,616	$25,253,820

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,995,001	$30,072,751	$50,826,113	$—	$101,893,865

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $2,552,494 and accumulated long-term capital losses of $24,721,656.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-16

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the VanEck Global Natural Resources Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the VanEck Global Natural Resources Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-17

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

BHFTII-18

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-19

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

BHFTII-20

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual

BHFTII-21

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

VanEck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-and five-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended

BHFTII-22

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

June 30, 2023. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted that the Portfolio underperformed its other benchmark, the S&P Global Natural Resources Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 9.44%, 9.22%, and 9.30%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 5.53%.

MARKET ENVIRONMENT / CONDITIONS

2023 was marked by market volatility, including a significant rise—and subsequent sharp fall—in United States Treasury (“UST”) yields as well as spread-tightening across spread sectors. The market digested shifting fundamental crosscurrents including continued U.S. economic resilience, moderating inflation and a data-dependent U.S. Federal Reserve (the “Fed”) outlook. During the first quarter of 2023, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation guaranteed uninsured deposits. Midway through the year, strong economic momentum, continued signs of labor market tightness and higher fed funds rate expectations from Federal Open Market Committee (“FOMC”) members revived a “higher-for-longer” fed funds narrative. Concerns over UST supply also put upward pressure on long-term yields with the 30- and 10-year yields surpassing the 5% mark for the first time since the global financial crisis. However, softer inflation readings ultimately set the stage for the Fed to slow the pace of rate hikes and ultimately hold the fed funds target rate range steady at 5.25% to 5.50% during the last three meetings of the year. The Fed’s December “dot plot” showed the median FOMC member was expecting 75 basis points in rate cuts during 2024. During the fourth quarter of 2023, optimism that the Fed might have succeeded in controlling inflation while averting an economic “hard landing”—coupled with the possibility of less restrictive policy rates next year—spurred UST yields to change course and plummet with the yield on the 10-year UST ultimately ending the year at 3.88%, close to where it began 2023.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve-month period ended December 31, 2023, the Western Asset Strategic Bond Opportunities Portfolio had a positive return and outperformed its benchmark.

One of the most significant contributors to the Portfolio’s outperformance over the reporting period was its tactical credit exposure, including High Yield (“HY”) and Bank Loans as spreads tightened over the year. The Portfolio’s underweight to Investment Grade (“IG”) corporates had a negative impact as spreads tightened.

The Portfolio’s structured product exposure was in aggregate a positive contributor mainly due to Collateralized Loan Obligations (“CLO”) and Non-agency Residential Mortgage-Backed Securities (“RMBS”). In the residential space, housing was expected to cool and we did not see a significant risk of defaults relative to historical levels. In the commercial space, fundamental performance was positive with limited distress outside of the office sector.

The Portfolio’s exposure to Emerging Market (“EM”) Debt and Currency in aggregate had a positive impact over the year. The team maintained modest EM exposure throughout the year given the ongoing hiking cycle across Domestic Market (“DM”) and EM central banks, the sharp rise in the U.S. dollar, and China downside growth risks. Value opportunities exist in select EM countries where fundamentals still appear sound. EM corporate spreads and sovereign yields remain attractive relative to comparable DM yields.

The Portfolio’s macro positioning, including the effects of both duration and yield curve, was significantly negative for performance as the negative impact during the second and third quarters, when rates rose to multi-year highs, offset the positive impact during the first and fourth quarters, when rates rallied. We calibrated portfolio duration positioning within a range of 5.7 years to 7.0 years to take advantage of UST volatility engendered by heightened market uncertainty around Fed policy and the U.S. economic outlook.

Sector positioning changes during the year were mainly focused on corporate credit, where the team added select names which had been impacted by the higher move in rates, and Bank Loans where the team reduced exposure given the relative outperformance of the sector and the potential impact that rising rates might have on more vulnerable credits. Security selection focused on high-yielding names with resilient credit profiles that could potentially deliver double-digit returns.

During the period, we tactically calibrated the Portfolio’s exposure in commodity currencies such as the Canadian dollar and Australian dollar as a way to express global growth sentiment, as well as in the British pound and Euro given shifting market concerns over recession risks in those regions.

During the twelve months ended December 31, 2023, the Portfolio utilized derivatives including interest rate futures and options as well as interest rate swaps to manage the Portfolio’s duration and yield curve exposure. Credit default swaps (“CDX”) on single names and on the CDX HY Index were used as an efficient, low-cost way of adjusting credit exposures on the margin. We also used Mortgage-Backed Securities (“MBS”) derivatives to gain exposure to specific characteristics of MBS. The Portfolio used FX forwards and options to hedge and take outright positions in a variety of currencies. Finally, we used equity options for tail risk hedging. The net impact of all derivative transactions on the Portfolio’s performance was negative.

During the reporting period, the Portfolio remained diversified across HY and Bank Loans, which continued to offer strong income and return generation potential, EM debt for attractive spread pick-up, mortgage credit with an emphasis on RMBS due to the better

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*—(continued)

fundamental outlook for housing, CLO tranches given their attractive valuations and IG corporate credit (mainly for carry and liquidity).

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Rafael Zielonka

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	9.44	2.80	3.01
Class B	9.22	2.54	2.76
Class E	9.30	2.65	2.87
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Corporate Bonds & Notes	51.4
Floating Rate Loans	13.8
Asset-Backed Securities	9.7
Non-Agency Mortgage-Backed Securities	9.4
Agency Mortgage-Backed Securities	7.1
Foreign Government	3.6
Convertible Preferred Stocks	0.5
Convertible Bonds	0.5
Purchased Options	0.1
Common Stocks	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.56%	$1,000.00	$1,055.80	$2.90
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,054.40	$4.19
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.71%	$1,000.00	$1,055.10	$3.68
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—51.4% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.4%
Boeing Co. 5.805%, 05/01/50 (a)	2,000,000	$2,071,102
5.930%, 05/01/60	2,630,000	2,723,339
Bombardier, Inc. 7.875%, 04/15/27 (144A) (a)	5,925,000	5,926,043
TransDigm, Inc. 6.250%, 03/15/26 (144A)	4,350,000	4,342,484
6.750%, 08/15/28 (144A) (a)	4,100,000	4,194,636
7.125%, 12/01/31 (144A) (a)	4,760,000	4,988,075
Triumph Group, Inc. 9.000%, 03/15/28 (144A) (a)	6,347,000	6,749,051

		30,994,730

Agriculture—0.3%
Altria Group, Inc. 2.450%, 02/04/32 (a)	530,000	432,199
4.800%, 02/14/29 (a)	115,000	114,633
5.950%, 02/14/49 (a)	529,000	538,793
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A) (a)	6,010,000	6,014,447

		7,100,072

Airlines—1.7%
Air Canada 3.875%, 08/15/26 (144A)	6,033,000	5,763,867
Air Canada Pass-Through Trust 4.125%, 11/15/26 (144A)	431,522	415,340
American Airlines Pass-Through Trust 4.950%, 08/15/26	1,976,250	1,919,722
American Airlines, Inc. 7.250%, 02/15/28 (144A)	3,420,000	3,459,091
8.500%, 05/15/29 (144A) (a)	2,950,000	3,115,197
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.500%, 04/20/26 (144A)	5,566,667	5,526,511
5.750%, 04/20/29 (144A) (a)	2,590,000	2,524,635
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8.000%, 09/20/25 (144A) (a)	9,375,999	6,742,919
United Airlines Pass-Through Trust 4.875%, 07/15/27	456,000	441,696
United Airlines, Inc. 4.625%, 04/15/29 (144A)	2,590,000	2,422,260
VistaJet Malta Finance PLC / Vista Management Holding, Inc. 7.875%, 05/01/27 (144A) (a)	4,820,000	4,145,616
9.500%, 06/01/28 (144A) (a)	1,120,000	947,859

		37,424,713

Auto Manufacturers—1.7%
Ford Motor Co. 3.250%, 02/12/32 (a)	11,420,000	9,498,055
5.291%, 12/08/46 (a)	1,000,000	881,164
Ford Motor Credit Co. LLC 3.625%, 06/17/31 (a)	5,930,000	5,112,541
General Motors Co. 6.600%, 04/01/36 (a)	2,564,000	2,744,137

Auto Manufacturers—(Continued)
JB Poindexter & Co., Inc. 8.750%, 12/15/31 (144A) (a)	2,410,000	2,458,200
Mclaren Finance PLC 7.500%, 08/01/26 (144A)	6,510,000	5,582,729
PM General Purchaser LLC 9.500%, 10/01/28 (144A) (a)	11,555,000	11,717,747

		37,994,573

Auto Parts & Equipment—0.9%
Clarios Global LP/Clarios U.S. Finance Co. 8.500%, 05/15/27 (144A) (a)	3,960,000	3,973,805
Titan International, Inc. 7.000%, 04/30/28 (a)	10,820,000	10,824,555
ZF North America Capital, Inc. 4.750%, 04/29/25 (144A) (a)	4,115,000	4,068,376
7.125%, 04/14/30 (144A) (a)	950,000	1,012,504

		19,879,240

Banks—4.8%
Banco Mercantil del Norte SA 7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (a) (b)	2,150,000	2,064,218
Bank of Nova Scotia 8.625%, 5Y H15 + 4.389%, 10/27/82 (b)	900,000	935,016
Barclays PLC 5.088%, 06/20/30 (a)	200,000	193,635
8.000%, 5Y H15 + 5.672% 06/15/24 (b)	5,160,000	5,124,522
BBVA Bancomer SA 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (a) (b)	5,980,000	5,417,731
BNP Paribas SA 7.750%, 5Y H15 + 4.899%, 08/16/29 (144A) (b)	1,930,000	1,970,086
Citigroup, Inc. 4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	3,890,000	3,580,403
Comerica Bank 2.500%, 07/23/24	9,782,000	9,580,400
Credit Agricole SA 7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (b)	1,750,000	1,750,644
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (b)	8,970,000	9,135,263
Credit Suisse AG 3.625%, 09/09/24	1,530,000	1,508,303
4.750%, 08/09/24 (a)	2,700,000	2,683,276
7.950%, 01/09/25	2,990,000	3,055,844
Danske Bank AS 6.466%, 1Y H15 + 2.100%, 01/09/26 (144A) (b)	6,450,000	6,495,727
HSBC Holdings PLC 6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	390,000	372,474
6.500%, 5Y USD ICE Swap + 3.606%, 03/23/28 (b)	670,000	646,242
Intesa Sanpaolo SpA 5.710%, 01/15/26 (144A) (a)	3,090,000	3,074,514
7.800%, 11/28/53 (144A) †	4,870,000	5,347,121

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group PLC 4.947%, 5Y EUR Swap + 5.290%, 06/27/25 (EUR) (b)	5,450,000	$5,858,498
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (b)	3,580,000	3,543,850
8.000%, 5Y H15 + 3.913%, 09/27/29 (b)	3,260,000	3,266,513
NatWest Group PLC 4.500%, 5Y UKG + 3.992%, 03/31/28 (GBP) (b)	6,600,000	7,024,597
PNC Financial Services Group, Inc. 5.068%, SOFR + 1.933%, 01/24/34 (a) (b)	570,000	557,723
6.037%, SOFR + 2.140%, 10/28/33 (b)	115,000	120,153
Toronto-Dominion Bank 8.125%, 5Y H15 + 4.075%, 10/31/82 (b)	3,122,000	3,249,343
Truist Financial Corp. 5.122%, SOFR + 1.852%, 01/26/34 (b)	190,000	183,978
U.S. Bancorp 4.839%, SOFR + 1.600%, 02/01/34 (b)	270,000	258,618
UBS Group AG 6.537%, SOFR + 3.920%, 08/12/33 (144A) (a) (b)	890,000	949,770
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	6,080,000	6,078,124
9.250%, 5Y H15 + 4.745%, 11/13/28 (144A) (b)	4,090,000	4,412,198
UniCredit SpA 5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (a) (b)	4,960,000	4,664,770
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a) (b)	1,750,000	1,799,149

		104,902,703

Biotechnology—0.2%
Cidron Aida Finco SARL 6.250%, 04/01/28 (144A) (GBP)	4,110,000	4,920,188

Building Materials—0.5%
Builders FirstSource, Inc. 4.250%, 02/01/32 (144A) (a)	2,644,000	2,384,836
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/28 (144A) (a)	5,470,000	5,385,649
8.875%, 11/15/31 (144A) (a)	2,520,000	2,648,964

		10,419,449

Chemicals—0.1%
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A) (a)	1,690,000	1,625,256

Coal—0.1%
Teck Resources Ltd. 6.000%, 08/15/40	1,774,000	1,799,695

Commercial Services—2.5%
Adtalem Global Education, Inc. 5.500%, 03/01/28 (144A) (a)	2,601,000	2,501,914
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/26 (144A) (a)	3,050,000	3,033,984

Commercial Services—(Continued)
Carriage Services, Inc. 4.250%, 05/15/29 (144A) (a)	5,050,000	4,485,107
GEO Group, Inc. 10.500%, 06/30/28 (a)	5,880,000	5,968,200
GTCR W-2 Merger Sub LLC 7.500%, 01/15/31 (144A) (a)	5,740,000	6,065,586
Legends Hospitality Holding Co. LLC / Legends Hospitality Co.-Issuer, Inc. 5.000%, 02/01/26 (144A) (a)	6,680,000	6,669,980
Metropolitan Museum of Art 3.400%, 07/01/45	2,025,000	1,620,508
Paysafe Finance PLC / Paysafe Holdings U.S. Corp. 4.000%, 06/15/29 (144A) (a)	3,300,000	2,912,137
PECF USS Intermediate Holding III Corp. 8.000%, 11/15/29 (144A)	5,656,000	2,884,560
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.250%, 01/15/28 (144A) (a)	2,720,000	2,704,139
RR Donnelley & Sons Co. 9.750%, 07/31/28 (144A)	1,740,000	1,729,125
StoneMor, Inc. 8.500%, 05/15/29 (144A)	3,000,000	2,355,000
United Rentals North America, Inc. 4.875%, 01/15/28 (a)	2,260,000	2,206,302
5.250%, 01/15/30 (a)	4,000,000	3,938,484
5.500%, 05/15/27 (a)	2,316,000	2,321,114
6.000%, 12/15/29 (144A)	1,760,000	1,786,872
WW International, Inc. 4.500%, 04/15/29 (144A)	1,210,000	793,456
ZipRecruiter, Inc. 5.000%, 01/15/30 (144A) (a)	1,810,000	1,579,995

		55,556,463

Computers—0.4%
Crowdstrike Holdings, Inc. 3.000%, 02/15/29 (a)	2,405,000	2,173,463
NCR Voyix Corp. 5.125%, 04/15/29 (144A) (a)	3,900,000	3,707,346
Vericast Corp. 11.000%, 09/15/26 (144A) (a)	1,800,000	1,908,000
12.500%, 12/15/27 (144A) (a)	230,000	260,475

		8,049,284

Distribution/Wholesale—0.7%
American News Co. LLC 8.500%, 10.000% PIK, 09/01/26 (144A) (a) (d)	11,543,742	12,842,413
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	3,480,000	3,164,418

		16,006,831

Diversified Financial Services—2.8%
Accelerate360 Holdings LLC 8.000%, 03/01/28 (144A)	10,418,100	10,834,824
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/30/32 (a)	2,410,000	2,097,494

See accompanying notes to financial statements.

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Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	1,760,000	$1,750,244
Avolon Holdings Funding Ltd. 4.250%, 04/15/26 (144A)	1,950,000	1,883,338
B3 SA - Brasil Bolsa Balcao 4.125%, 09/20/31 (144A) (a)	4,000,000	3,496,842
Burford Capital Global Finance LLC 6.250%, 04/15/28 (144A) (a)	720,000	690,432
9.250%, 07/01/31 (144A)	2,850,000	3,028,980
Charles Schwab Corp. 2.900%, 03/03/32	520,000	446,963
5.853%, SOFR + 2.500%, 05/19/34 (a) (b)	1,370,000	1,414,185
Global Aircraft Leasing Co. Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (d)	8,831,208	8,301,336
LPL Holdings, Inc. 4.000%, 03/15/29 (144A) (a)	3,910,000	3,618,379
Midcap Financial Issuer Trust 6.500%, 05/01/28 (144A) (a)	4,665,000	4,364,107
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc. 3.625%, 03/01/29 (144A) (a)	11,350,000	10,272,731
StoneX Group, Inc. 8.625%, 06/15/25 (144A) (a)	4,252,000	4,295,455
Vanguard Group, Inc. 3.050%, 08/28/50 (e) (f)	7,460,000	4,884,588

		61,379,898

Electric—0.7%
FirstEnergy Corp. 2.650%, 03/01/30 (a)	1,830,000	1,580,992
4.150%, 07/15/27 (a)	1,640,000	1,577,359
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	130,779	129,635
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	409,524	414,643
Southern California Edison Co. 3.900%, 03/15/43	1,217,000	994,321
TransAlta Corp. 6.500%, 03/15/40 (a)	8,869,000	8,812,208
7.750%, 11/15/29 (a)	2,110,000	2,240,999

		15,750,157

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	750,315	647,116
Sunnova Energy Corp. 5.875%, 09/01/26 (144A)	4,460,000	3,796,620

		4,443,736

Engineering & Construction—0.8%
Gatwick Airport Finance PLC 4.375%, 04/07/26 (GBP)	5,030,000	6,130,988
TopBuild Corp. 3.625%, 03/15/29 (144A)	3,960,000	3,588,203
4.125%, 02/15/32 (144A) (a)	320,000	284,666

Engineering & Construction—(Continued)
Tutor Perini Corp. 6.875%, 05/01/25 (144A)	6,993,000	6,823,436

		16,827,293

Entertainment—1.0%
Allen Media LLC / Allen Media Co.-Issuer, Inc. 10.500%, 02/15/28 (144A)	6,590,000	3,524,530
AMC Entertainment Holdings, Inc. 7.500%, 02/15/29 (144A)	2,390,000	1,660,060
Banijay Entertainment SASU 8.125%, 05/01/29 (144A) (a)	1,340,000	1,379,577
Boyne USA, Inc. 4.750%, 05/15/29 (144A) (a)	3,030,000	2,849,396
Caesars Entertainment, Inc. 7.000%, 02/15/30 (144A) (a)	2,560,000	2,625,119
Caesars Resort Collection LLC / CRC Finco, Inc. 5.750%, 07/01/25 (144A)	6,122,000	6,121,356
Mohegan Tribal Gaming Authority 8.000%, 02/01/26 (144A) (a)	3,372,000	3,182,325
13.250%, 12/15/27 (144A)	1,520,000	1,618,800

		22,961,163

Environmental Control—0.6%
Clean Harbors, Inc. 5.125%, 07/15/29 (144A) (a)	2,528,000	2,416,420
GFL Environmental, Inc. 4.750%, 06/15/29 (144A) (a)	7,457,000	7,024,196
5.125%, 12/15/26 (144A) (a)	1,660,000	1,642,408
6.750%, 01/15/31 (144A)	2,020,000	2,081,167

		13,164,191

Food—0.1%
Co-operative Group Holdings Ltd. 7.500%, 07/08/26 (GBP) (g)	2,410,000	3,017,092

Food Service—0.0%
TKC Holdings, Inc. 6.875%, 05/15/28 (144A)	1,190,000	1,100,750

Forest Products & Paper—0.2%
Suzano Austria GmbH 3.125%, 01/15/32 (a)	3,010,000	2,497,672
5.750%, 07/14/26	1,200,000	1,211,177

		3,708,849

Healthcare-Products—0.3%
Medline Borrower LP 5.250%, 10/01/29 (144A) (a)	6,700,000	6,315,262

Healthcare-Services—1.3%
Akumin, Inc. 7.000%, 11/01/25 (144A) †	2,332,000	1,888,920
7.500%, 08/01/28 (144A) †	3,840,000	2,911,104

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
CHS / Community Health Systems, Inc. 4.750%, 02/15/31 (144A) (a)	6,140,000	$4,826,869
6.000%, 01/15/29 (144A) (a)	1,850,000	1,665,240
6.125%, 04/01/30 (144A)	5,530,000	3,580,343
10.875%, 01/15/32 (144A) (a)	3,110,000	3,250,354
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A)	700,000	690,843
HCA, Inc. 5.500%, 06/15/47	360,000	346,579
7.500%, 11/06/33	1,938,000	2,180,714
LifePoint Health, Inc. 9.875%, 08/15/30 (144A) (a)	7,190,000	7,266,147
U.S. Renal Care, Inc. 10.625%, 06/28/28 (144A)	1,375,850	1,045,646

		29,652,759

Home Builders—0.3%
MDC Holdings, Inc. 6.000%, 01/15/43	1,195,000	1,110,874
Winnebago Industries, Inc. 6.250%, 07/15/28 (144A) (a)	5,189,000	5,098,192

		6,209,066

Housewares—0.2%
Newell Brands, Inc. 5.200%, 04/01/26 (a)	4,350,000	4,290,017

Insurance—1.0%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co.-Issuer, Inc. 7.625%, 8.375% PIK, 10/15/25 (144A) (a) (d)	8,209,469	8,342,503
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A) †	6,285,000	5,331,451
NMI Holdings, Inc. 7.375%, 06/01/25 (144A) (a)	3,380,000	3,385,611
Saga PLC 5.500%, 07/15/26 (GBP)	5,800,000	5,914,377

		22,973,942

Internet—0.7%
Acuris Finance U.S., Inc. / Acuris Finance SARL 5.000%, 05/01/28 (144A) (a)	2,900,000	2,363,500
Gen Digital, Inc. 7.125%, 09/30/30 (144A) (a)	5,110,000	5,339,030
Tencent Holdings Ltd. 3.595%, 01/19/28 (144A)	2,640,000	2,512,175
Ziff Davis, Inc. 4.625%, 10/15/30 (144A) (a)	5,586,000	5,124,765

		15,339,470

Iron/Steel—0.2%
Vale Overseas Ltd. 6.250%, 08/10/26 (a)	2,990,000	3,057,946

Iron/Steel—(Continued)
Vale Overseas Ltd. 6.875%, 11/10/39 (a)	1,180,000	1,295,743

		4,353,689

Leisure Time—2.0%
Carnival Corp. 4.000%, 08/01/28 (144A)	2,140,000	1,989,639
5.750%, 03/01/27 (144A) (a)	6,090,000	5,940,390
10.500%, 06/01/30 (144A)	210,000	229,698
Carnival Holdings Bermuda Ltd. 10.375%, 05/01/28 (144A) (a)	6,010,000	6,541,398
NCL Corp. Ltd. 5.875%, 03/15/26 (144A) (a)	8,470,000	8,276,525
8.125%, 01/15/29 (144A)	1,790,000	1,869,802
Royal Caribbean Cruises Ltd. 4.250%, 07/01/26 (144A) (a)	5,900,000	5,698,657
8.250%, 01/15/29 (144A)	1,340,000	1,424,014
9.250%, 01/15/29 (144A) (a)	2,010,000	2,162,002
11.625%, 08/15/27 (144A)	950,000	1,033,761
Viking Cruises Ltd. 5.875%, 09/15/27 (144A) (a)	2,700,000	2,605,500
9.125%, 07/15/31 (144A)	3,710,000	3,953,364
VOC Escrow Ltd. 5.000%, 02/15/28 (144A) (a)	3,420,000	3,275,741

		45,000,491

Lodging—1.4%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A) (a)	5,025,000	4,723,500
Melco Resorts Finance Ltd. 4.875%, 06/06/25 (144A)	940,000	911,800
5.375%, 12/04/29 (144A) (a)	7,230,000	6,364,420
Sands China Ltd. 2.550%, 03/08/27	200,000	181,826
3.100%, 03/08/29	1,240,000	1,080,897
3.500%, 08/08/31 (a)	470,000	393,342
5.375%, 08/08/25 (a)	4,610,000	4,546,215
5.650%, 08/08/28	1,240,000	1,229,644
Wynn Macau Ltd. 4.875%, 10/01/24 (144A)	11,000,000	10,852,331

		30,283,975

Machinery-Construction & Mining—0.2%
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	4,110,000	3,856,082

Media—2.8%
Altice Financing SA 5.750%, 08/15/29 (144A)	4,030,000	3,576,256
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A) (a)	4,630,000	4,046,297
5.000%, 02/01/28 (144A) (a)	2,990,000	2,860,780
Charter Communications Operating LLC / Charter Communications Operating Capital 4.400%, 04/01/33	1,260,000	1,162,833
5.375%, 04/01/38	1,580,000	1,424,804

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CSC Holdings LLC 4.125%, 12/01/30 (144A) (a)	4,370,000	$3,324,477
5.250%, 06/01/24	3,790,000	3,710,054
6.500%, 02/01/29 (144A) (a)	5,320,000	4,695,432
7.500%, 04/01/28 (144A) (a)	7,830,000	5,857,545
11.250%, 05/15/28 (144A)	5,110,000	5,265,140
Directv Financing LLC / Directv Financing Co.-Obligor, Inc. 5.875%, 08/15/27 (144A) (a)	5,690,000	5,346,192
DISH DBS Corp. 5.750%, 12/01/28 (144A) (a)	4,330,000	3,453,608
5.875%, 11/15/24 (a)	6,460,000	6,057,947
DISH Network Corp. 11.750%, 11/15/27 (144A) (a)	5,240,000	5,469,811
Gannett Holdings LLC 6.000%, 11/01/26 (144A)	600,000	529,500
McClatchy Co. LLC 11.000%, 12,500% PIK, 07/15/27 (144A) (d)	3,135,999	3,433,919
Time Warner Cable LLC 5.875%, 11/15/40	2,362,000	2,138,077

		62,352,672

Metal Fabricate/Hardware—0.4%
Advanced Drainage Systems, Inc. 5.000%, 09/30/27 (144A) (a)	490,000	472,850
6.375%, 06/15/30 (144A) (a)	2,710,000	2,730,308
Park-Ohio Industries, Inc. 6.625%, 04/15/27	5,700,000	5,272,500

		8,475,658

Mining—2.0%
Anglo American Capital PLC 4.000%, 09/11/27 (144A)	2,740,000	2,631,871
First Quantum Minerals Ltd. 6.875%, 03/01/26 (144A) (a)	7,550,000	6,758,273
6.875%, 10/15/27 (144A) (a)	9,300,000	7,903,558
7.500%, 04/01/25 (144A) (a)	1,000,000	953,495
Freeport Minerals Corp. 7.125%, 11/01/27	4,240,000	4,399,000
Freeport-McMoRan, Inc. 5.450%, 03/15/43 (a)	14,801,000	14,399,006
Glencore Finance Canada Ltd. 5.550%, 10/25/42 (144A) (a)	1,000,000	968,588
Hudbay Minerals, Inc. 4.500%, 04/01/26 (144A) (a)	2,660,000	2,572,956
6.125%, 04/01/29 (144A) (a)	2,854,000	2,798,287
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A) † (e) (f) (h)	931,574	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A) † (h)	8,475,000	848

		43,385,882

Multi-National—0.5%
Inter-American Development Bank 7.350%, 10/06/30 (INR)	876,000,000	10,752,281

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29 (a)	1,610,000	1,472,176

Oil & Gas—6.5%
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A) (a)	10,690,000	10,342,575
Chord Energy Corp. 6.375%, 06/01/26 (144A) (a)	6,890,000	6,890,000
Continental Resources, Inc. 5.750%, 01/15/31 (144A) (a)	3,630,000	3,613,517
Crescent Energy Finance LLC 9.250%, 02/15/28 (144A)	2,590,000	2,687,306
Endeavor Energy Resources LP / EER Finance, Inc. 5.750%, 01/30/28 (144A)	3,770,000	3,773,558
EQT Corp. 7.000%, 02/01/30 (a)	3,480,000	3,734,875
Hilcorp Energy I LP / Hilcorp Finance Co. 6.250%, 04/15/32 (144A)	3,440,000	3,308,974
8.375%, 11/01/33 (144A) (a)	2,500,000	2,648,600
KazMunayGas National Co. JSC 5.375%, 04/24/30 (144A)	300,000	297,151
6.375%, 10/24/48 (144A)	1,060,000	995,128
MEG Energy Corp. 5.875%, 02/01/29 (144A) (a)	870,000	845,329
7.125%, 02/01/27 (144A) (a)	5,290,000	5,375,878
Nabors Industries Ltd. 7.250%, 01/15/26 (144A)	1,220,000	1,172,676
Neptune Energy Bondco PLC 6.625%, 05/15/25 (144A)	5,270,000	5,222,493
Noble Finance II LLC 8.000%, 04/15/30 (144A)	2,560,000	2,663,816
Northern Oil & Gas, Inc. 8.125%, 03/01/28 (144A) (a)	5,580,000	5,649,750
Occidental Petroleum Corp. 4.400%, 08/15/49	1,630,000	1,208,221
6.450%, 09/15/36 (a)	5,682,000	6,011,563
7.150%, 05/15/28	6,482,000	6,848,039
7.950%, 06/15/39	9,359,000	10,903,235
Permian Resources Operating LLC 5.875%, 07/01/29 (144A) (a)	8,880,000	8,657,643
7.000%, 01/15/32 (144A) (a)	1,790,000	1,846,694
9.875%, 07/15/31 (144A)	3,670,000	4,078,287
Petrobras Global Finance BV 5.750%, 02/01/29	1,000,000	1,007,642
6.850%, 06/05/15 (a)	6,170,000	5,809,288
Range Resources Corp. 4.750%, 02/15/30 (144A)	2,970,000	2,745,438
8.250%, 01/15/29 (a)	9,260,000	9,583,845
Shelf Drilling Holdings Ltd. 9.625%, 04/15/29 (144A) (a)	3,680,000	3,601,113
Southwestern Energy Co. 4.750%, 02/01/32 (a)	7,230,000	6,689,282
8.375%, 09/15/28 (a)	5,212,000	5,392,241

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
YPF SA 6.950%, 07/21/27 (144A)	3,360,000	$3,006,340
8.500%, 07/28/25 (144A)	6,350,000	6,130,032

		142,740,529

Packaging & Containers—0.4%
ARD Finance SA 6.500%, 7.250% PIK, 06/30/27 (144A) (a) (d)	4,470,000	2,088,295
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 6.000%, 06/15/27 (144A)	3,680,000	3,666,816
Cascades, Inc. / Cascades USA, Inc. 5.375%, 01/15/28 (144A) (a)	2,610,000	2,525,175
Sealed Air Corp. / Sealed Air Corp. U.S. 6.125%, 02/01/28 (144A) (a)	1,560,000	1,573,435

		9,853,721

Pharmaceuticals—1.4%
AdaptHealth LLC 4.625%, 08/01/29 (144A) (a)	890,000	686,858
Bausch Health Cos., Inc. 5.000%, 01/30/28 (144A)	480,000	217,660
5.500%, 11/01/25 (144A) (a)	2,470,000	2,259,482
6.125%, 02/01/27 (144A)	2,150,000	1,451,250
7.000%, 01/15/28 (144A)	1,070,000	465,033
Cheplapharm Arzneimittel GmbH 5.500%, 01/15/28 (144A) (a)	2,840,000	2,685,241
Option Care Health, Inc. 4.375%, 10/31/29 (144A) (a)	5,440,000	4,916,447
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	5,085,000	4,866,304
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/01/26 (a)	2,490,000	2,305,490
4.750%, 05/09/27 (a)	5,760,000	5,515,199
8.125%, 09/15/31	4,210,000	4,591,346

		29,960,310

Pipelines—3.7%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A) (a)	5,130,000	5,196,499
El Paso Natural Gas Co. LLC 7.500%, 11/15/26	1,000,000	1,067,925
8.375%, 06/15/32	190,000	221,391
Energy Transfer LP 6.250%, 04/15/49 (a)	1,090,000	1,127,173
7.125%, 5Y H15 + 5.306%, 05/15/30 (b)	1,950,000	1,796,883
9.669%, 3M TSFR + 4.290%, 01/16/24 (b)	2,030,000	1,949,438
Enterprise Products Operating LLC 5.375%, 3M TSFR + 2.832%, 02/15/78 (a) (b)	13,090,000	11,731,784
EQM Midstream Partners LP 6.000%, 07/01/25 (144A)	1,880,000	1,879,137
6.500%, 07/01/27 (144A) (a)	1,660,000	1,690,265
7.500%, 06/01/30 (144A) (a)	2,660,000	2,859,551

Pipelines—(Continued)
Howard Midstream Energy Partners LLC 6.750%, 01/15/27 (144A) (a)	3,590,000	3,550,053
8.875%, 07/15/28 (144A) (a)	2,570,000	2,697,379
Kinder Morgan, Inc. 7.800%, 08/01/31	67,000	76,569
Plains All American Pipeline LP 9.751%, 3M TSFR + 4.372%, 01/29/24 (b)	4,228,000	4,085,305
Rockies Express Pipeline LLC 7.500%, 07/15/38 (144A) (a)	2,480,000	2,503,634
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	29,187
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 9.000%, 10/15/26 (144A) (a) (g)	1,220,000	1,210,264
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6.000%, 12/31/30 (144A) (a)	3,230,000	3,002,423
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.875%, 02/01/31 (a)	3,480,000	3,380,507
Venture Global Calcasieu Pass LLC 3.875%, 11/01/33 (144A) (a)	2,200,000	1,864,386
4.125%, 08/15/31 (144A)	2,450,000	2,158,464
6.250%, 01/15/30 (144A) (a)	6,270,000	6,236,074
Venture Global LNG, Inc. 8.375%, 06/01/31 (144A)	3,090,000	3,088,400
9.875%, 02/01/32 (144A)	2,720,000	2,833,258
Western Midstream Operating LP 5.300%, 03/01/48	4,900,000	4,264,108
5.450%, 04/01/44	11,710,000	10,601,110

		81,101,167

Real Estate—0.2%
Country Garden Holdings Co. Ltd. 8.000%, 01/27/24 (h)	1,110,000	81,862
Cushman & Wakefield U.S. Borrower LLC 8.875%, 09/01/31 (144A) (a)	2,400,000	2,543,448
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25 (144A) (a)	2,007,000	1,986,930

		4,612,240

Real Estate Investment Trusts—0.3%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.250%, 02/01/27 (144A) (a)	526,000	495,609
4.750%, 06/15/29 (144A) (a)	2,090,000	1,884,521
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/29 (a)	570,000	409,865
Service Properties Trust 5.500%, 12/15/27	2,416,000	2,211,984
8.625%, 11/15/31 (144A) (a)	690,000	722,729

		5,724,708

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—1.5%
Bath & Body Works, Inc. 5.250%, 02/01/28 (a)	1,810,000	$1,790,200
6.625%, 10/01/30 (144A) (a)	4,890,000	4,997,834
Doman Building Materials Group Ltd. 5.250%, 05/15/26 (144A) (CAD)	3,680,000	2,553,352
FirstCash, Inc. 5.625%, 01/01/30 (144A) (a)	3,060,000	2,930,467
Foot Locker, Inc. 4.000%, 10/01/29 (144A) (a)	6,295,000	5,209,113
Michaels Cos., Inc. 5.250%, 05/01/28 (144A) (a)	2,630,000	2,079,238
QVC, Inc. 4.375%, 09/01/28	2,450,000	1,768,952
4.450%, 02/15/25 (a)	1,010,000	947,940
4.850%, 04/01/24 (a)	3,540,000	3,503,628
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25 (a)	3,910,000	3,910,974
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A) (a)	2,430,000	2,203,005
Superior Plus LP / Superior General Partner, Inc. 4.500%, 03/15/29 (144A) (a)	2,320,000	2,151,266

		34,045,969

Software—0.9%
AthenaHealth Group, Inc. 6.500%, 02/15/30 (144A) (a)	3,840,000	3,483,562
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	3,680,000	3,498,686
Central Parent, Inc./CDK Global, Inc. 7.250%, 06/15/29 (144A) (a)	8,550,000	8,719,790
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A) (a)	2,500,000	2,262,687
Rackspace Technology Global, Inc. 3.500%, 02/15/28 (144A)	4,980,000	1,999,991

		19,964,716

Telecommunications—1.0%
Altice France Holding SA 10.500%, 05/15/27 (144A)	10,320,000	6,683,429
British Telecommunications PLC 9.625%, 12/15/30	3,875,000	4,794,919
CommScope, Inc. 6.000%, 03/01/26 (144A) (a)	390,000	347,677
Millicom International Cellular SA 4.500%, 04/27/31 (144A) (a)	3,930,000	3,267,453
6.250%, 03/25/29 (144A) (a)	1,395,000	1,322,217
Sprint Capital Corp. 8.750%, 03/15/32	2,069,000	2,553,690
Vmed O2 U.K. Financing I PLC 4.750%, 07/15/31 (144A) (a)	4,620,000	4,123,840

		23,093,225

Transportation—0.4%
Carriage Purchaser, Inc. 7.875%, 10/15/29 (144A)	3,155,000	2,583,044
RXO, Inc. 7.500%, 11/15/27 (144A)	1,170,000	1,207,276
XPO, Inc. 6.250%, 06/01/28 (144A) (a)	2,630,000	2,661,586
7.125%, 02/01/32 (144A)	1,900,000	1,960,956

		8,412,862

Total Corporate Bonds & Notes (Cost $1,175,379,129)		1,133,249,195

Floating Rate Loans (i)—13.8%

Advertising—0.2%
CB Poly U.S. Holdings, Inc. Term Loan B, 10.848%, 3M TSFR + 5.500%, 05/18/29	5,302,875	5,273,046

Aerospace/Defense—0.2%
Vertex Aerospace Services Corp.
2021 First Lien Term Loan, 8.706%, 1M TSFR + 3.250%, 12/06/28	4,967,031	4,978,580

Airlines—0.0%
United Airlines, Inc. 2021 Term Loan B, 9.220%, 1M TSFR + 3.750%, 04/21/28	901,180	905,573

Apparel—0.1%
Fanatics Commerce Intermediate Holdco LLC Term Loan B, 8.720%, 1M TSFR + 3.250%, 11/24/28	2,161,058	2,161,058

Auto Parts & Equipment—0.3%
Clarios Global LP
2023 Incremental Term Loan, 9.106%, 1M TSFR + 3.750%, 05/06/30	3,291,750	3,302,037
First Brands Group LLC
2022 Incremental Term Loan, 10.881%, 6M TSFR + 5.000%, 03/30/27	3,404,211	3,382,934

		6,684,971

Building Materials—0.2%
Emrld Borrower LP Term Loan B, 8.356%, 1M TSFR + 3.000%, 05/31/30	2,593,500	2,604,382
Quikrete Holdings, Inc.
2023 Term Loan B, 8.220%, 1M TSFR + 2.750%, 03/19/29	2,340,751	2,351,577

		4,955,959

Commercial Services—1.8%
Adtalem Global Education, Inc.
2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 08/12/28	778,127	781,434

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 9.206%, 1M TSFR + 3.750%, 05/12/28	5,352,621	$5,330,038
2023 Term Loan B, 10.106%, 1M TSFR + 4.750%, 05/12/28	2,513,700	2,519,087
DS Parent, Inc. Term Loan B, 12/13/30 (j)	4,830,000	4,624,725
Garda World Security Corp.
2022 Term Loan B, 9.625%, 3M TSFR + 4.250%, 02/01/29	3,654,670	3,663,047
GTCR W Merger Sub LLC
USD Term Loan B, 09/20/30 (j)	2,530,000	2,540,462
MPH Acquisition Holdings LLC
2021 Term Loan B, 9.900%, 3M TSFR + 4.250%, 09/01/28	3,581,679	3,463,036
PECF USS Intermediate Holding III Corp. Term Loan B, 9.606% - 9.895%, 3M TSFR + 4.250%, 12/15/28 (c)	5,213,600	4,090,142
Peer Holding III BV 2023 USD Term Loan B4,10/28/30 (j)	3,340,000	3,353,567
Prime Security Services Borrower LLC
2023 Term Loan B, 7.841%, 1M TSFR + 2.500%, 10/14/30	2,250,000	2,258,125
Ryan LLC
Delayed Draw Term Loan, 11/14/30 (k)	493,333	495,800
Term Loan, 9.856%, 1M TSFR + 4.500%, 11/14/30	4,796,667	4,820,650
Verscend Holding Corp.
2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 08/27/25	1,862,672	1,867,620
WW International, Inc. Term Loan B, 04/13/28 (j)	2,260,000	1,613,075

		41,420,808

Computers—1.2%
Amentum Government Services Holdings LLC
2022 Term Loan, 9.358%, 1M TSFR + 4.000%, 02/15/29	5,708,001	5,722,271
Term Loan B, 9.470%, 1M TSFR + 4.000%, 01/29/27	4,554,873	4,569,107
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, 10.645%, 3M TSFR + 5.000%, 07/27/28	2,976,890	2,093,126
NEXUS Buyer LLC
2023 Term Loan B2, 9.738%, 1M TSFR + 4.500%, 12/13/28	4,910,000	4,897,725
Redstone Holdco 2 LP
2021 Term Loan, 10.220%, 1M TSFR + 4.750%, 04/27/28	5,344,792	4,064,549
UST Holdings Ltd. Term Loan, 8.955%, 1M TSFR + 3.500%, 11/20/28	3,361,301	3,354,998

		24,701,776

Diversified Financial Services—1.5%
Advisor Group, Inc.
2023 Term Loan B, 9.856%, 1M TSFR + 4.500%, 08/17/28	3,150,000	3,163,976

Diversified Financial Services—(Continued)
AqGen Island Holdings, Inc.
Term Loan, 8.970%, 1M TSFR + 3.500%, 08/02/28	4,442,771	4,442,771
Aretec Group, Inc.
2023 Incremental Term Loan, 9.956%, 1M TSFR + 4.500%, 08/09/30	2,683,258	2,686,194
Citadel Securities LP
2023 Term Loan B, 7.970%, 1M TSFR + 2.500%, 07/29/30	2,924,096	2,933,053
CTC Holdings LP Term Loan B, 10.522%, 3M TSFR + 5.000%, 02/20/29	2,212,365	2,198,538
Deerfield Dakota Holding LLC
2021 USD 2nd Lien Term Loan, 12.360%, 3M TSFR + 6.750%, 04/07/28	2,060,000	1,980,175
Focus Financial Partners LLC
2021 Term Loan B4, 7.856%, 1M TSFR + 2.500%, 06/30/28	4,965,082	4,974,391
2022 Term Loan B5, 8.606%, 1M TSFR + 3.250%, 06/30/28	3,740	3,752
Greystone Select Financial LLC Term Loan B, 10.658%, 3M TSFR + 5.000%, 06/16/28	3,367,988	3,351,148
Hudson River Trading LLC
2021 Term Loan, 8.356%, 1M TSFR + 3.000%, 03/20/28	3,384,667	3,378,849
Jane Street Group LLC
2021 Term Loan, 8.220%, 1M TSFR + 2.750%, 01/26/28	3,183,900	3,205,789

		32,318,636

Engineering & Construction—0.3%
Brown Group Holding LLC
2022 Incremental Term Loan B2, 9.106% - 9.138%, 3M TSFR + 3.750%, 07/02/29 (c)	664,950	667,800
Term Loan B, 8.206%, 1M TSFR + 2.750%, 06/07/28	4,917,913	4,926,475

		5,594,275

Entertainment—1.2%
Allen Media LLC
2021 Term Loan B, 10.998%, 3M TSFR + 5.500%, 02/10/27	8,672,673	7,769,267
Caesars Entertainment Corp. Term Loan B, 8.706%, 1M TSFR + 3.250%, 02/06/30	1,756,725	1,764,411
Cinemark USA, Inc.
2023 Term Loan B, 9.106% - 9.110%, 1M TSFR + 3.750%, 05/24/30 (c)	6,669,600	6,682,939
Flutter Entertainment PLC Term Loan B, 7.698%, 3M TSFR + 2.250%, 11/25/30	5,540,000	5,559,623
UFC Holdings LLC
2021 Term Loan B, 8.399%, 3M TSFR + 2.750%, 04/29/26	3,592,050	3,607,765

		25,384,005

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.2%
LRS Holdings LLC Term Loan B, 9.720%, 1M TSFR + 4.250%, 08/31/28	4,115,703	$4,053,967

Food—0.2%
8th Avenue Food & Provisions, Inc.
2018 2nd Lien Term Loan, 13.220%, 1M TSFR + 7.750%, 10/01/26	1,452,297	1,164,259
Froneri International Ltd.
2020 EUR Term Loan B1, 6.097%, 6M EURIBOR + 2.125%, 01/29/27 (EUR)	2,780,000	3,045,006

		4,209,265

Healthcare-Products—0.3%
Agiliti Health, Inc.
2023 Term Loan, 8.395%, 3M TSFR + 3.000%, 05/01/30	3,341,625	3,345,802
Sotera Health Holdings LLC
2023 Incremental Term Loan B, 9.106%, 1M TSFR + 3.750%, 12/11/26	3,383,000	3,387,229

		6,733,031

Healthcare-Services—0.4%
EyeCare Partners LLC
2021 2nd Lien Term Loan, 12.395%, 3M TSFR + 6.750%, 11/15/29	3,930,000	1,185,551
2021 Incremental Term Loan, 9.395%, 3M TSFR + 3.750%, 11/15/28	4,195,275	2,106,028
Knight Health Holdings LLC Term Loan B, 10.720%, 1M TSFR + 5.250%, 12/23/28	5,674,141	1,645,501
LifePoint Health, Inc.
2023 Term Loan B, 11.168%, 3M TSFR + 5.500%, 11/16/28	3,816,772	3,811,605

		8,748,685

Home Furnishings—0.3%
AI Aqua Merger Sub, Inc.
2023 Incremental Term Loan, 07/31/28 (j)	5,850,000	5,882,906

Housewares—0.2%
Solis IV BV
USD Term Loan B1, 8.880%, 3M TSFR + 3.500%, 02/26/29	4,391,991	4,385,131

Insurance—1.0%
Acrisure LLC
2020 Term Loan B, 9.150%, 3M LIBOR + 3.500%, 02/15/27	2,877,875	2,876,592
AssuredPartners, Inc.
2023 Term Loan B4, 9.106%, 1M TSFR + 3.750%, 02/12/27	2,871,658	2,887,093

Insurance—(Continued)
Asurion LLC
2021 Second Lien Term Loan B4, 10.720%, 1M TSFR + 5.250%, 01/20/29	8,950,000	8,476,133
2021 Term Loan B9, 8.606%, 1M TSFR + 3.250%, 07/31/27	3,195,870	3,177,893
Howden Group Holdings Ltd.
2023 USD Term Loan B, 9.356%, 1M TSFR + 4.000%, 04/18/30	932,950	936,158
Sedgwick Claims Management Services, Inc.
2023 Term Loan B, 9.106%, 1M TSFR + 3.750%, 02/24/28	3,794,471	3,811,664

		22,165,533

Investment Companies—0.3%
Cardinal Parent, Inc.
2020 Term Loan B, 9.998%, 3M TSFR + 4.500%, 11/12/27	6,107,781	5,626,793
Jump Financial LLC Term Loan B, 10.110%, 3M TSFR + 4.500%, 08/07/28	1,825,857	1,816,727

		7,443,520

Leisure Time—0.7%
19th Holdings Golf LLC
2022 Term Loan B, 8.696%, 1M TSFR + 3.350%, 02/07/29	5,998,601	5,968,608
Carnival Corp.
2023 Term Loan B, 8.357%, 1M TSFR + 3.000%, 08/08/27	1,781,050	1,787,729
Equinox Holdings, Inc.
2020 Term Loan B2, 14.612%, 6M LIBOR + 9.000%, 03/08/24	2,142,300	2,100,257
Hayward Industries, Inc.
2022 Term Loan, 8.706%, 1M TSFR + 3.250%, 05/30/28	2,073,750	2,073,103
Topgolf Callaway Brands Corp. Term Loan B, 8.956%, 1M TSFR + 3.500%, 03/15/30	3,414,200	3,417,857

		15,347,554

Machinery-Diversified—0.2%
SPX Flow, Inc.
2022 Term Loan, 9.956%, 1M TSFR + 4.500%, 04/05/29	4,709,977	4,730,583

Media—0.3%
A-L Parent LLC
2023 Take Back Term Loan, 10.856%, 1M TSFR + 5.500%, 06/30/28	3,471,300	3,356,313
Virgin Media Bristol LLC
2023 USD Term Loan Y, 8.790%, 6M TSFR + 3.250%, 03/31/31	2,620,000	2,615,908

		5,972,221

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.1%
Apollo Commercial Real Estate Finance, Inc.
2021 Incremental Term Loan B1, 8.970%, 1M TSFR + 3.500%, 03/11/28	2,091,605	$2,055,002

Retail—0.9%
Dave & Buster’s, Inc.
2023 Term Loan B5, 7.606%, 1M TSFR + 2.250%, 09/20/30	3,235,925	3,241,413
Lakeshore Intermediate LLC Term Loan, 8.856%, 1M TSFR + 3.500%, 09/29/28	3,684,574	3,686,416
Michaels Cos., Inc.
2021 Term Loan B, 9.860%, 3M TSFR + 4.250%, 04/15/28	418,926	350,589
Pacific Bells LLC Term Loan B, 10.110%, 3M TSFR + 4.500%, 11/10/28	3,204,684	3,200,679
Spencer Spirit IH LLC Term Loan B, 11.441%, 1M TSFR + 6.000%, 06/19/26	5,163,227	5,158,384
Thermostat Purchaser III, Inc. Term Loan, 10.038%, 3M TSFR + 4.500%, 08/31/28	4,072,718	4,042,172

		19,679,653

Software—1.4%
Athenahealth Group, Inc.
2022 Term Loan B, 8.606%, 1M TSFR + 3.250%, 02/15/29	717,635	716,140
Cloudera, Inc.
2021 Second Lien Term Loan, 11.456%, 1M TSFR + 6.000%, 10/08/29	1,090,000	1,050,033
2021 Term Loan, 9.206%, 1M TSFR + 3.750%, 10/08/28	3,420,000	3,397,199
DCert Buyer, Inc.
2019 Term Loan B, 9.356%, 1M TSFR + 4.000%, 10/16/26	4,237,379	4,208,577
2021 2nd Lien Term Loan, 12.356%, 1M TSFR + 7.000%, 02/19/29	8,990,000	8,220,231
EVERTEC Group LLC
2023 Term Loan B, 8.956%, 1M TSFR + 3.500%, 10/30/30	1,971,000	1,978,391
MRI Software LLC
2020 Term Loan, 10.948%, 3M TSFR + 5.500%, 02/10/26	925,154	907,808
2020 Term Loan B, 10.948%, 3M TSFR + 5.500%, 02/10/27	1,608,595	1,584,466
Planview Parent, Inc. Term Loan, 9.610%, 3M TSFR + 4.000%, 12/17/27	5,551,276	5,516,220
Project Alpha Intermediate Holding, Inc.
2023 1st Lien Term Loan B, 10.106%, 1M TSFR + 4.750%, 10/28/30	3,650,000	3,680,226

		31,259,291

Telecommunications—0.2%
Global Tel*Link Corp.
2018 1st Lien Term Loan, 9.748% - 9.783%, 3M TSFR + 4.250%, 11/29/25 (c)	4,096,927	3,918,113

Transportation—0.1%
Worldwide Express Operations LLC
2021 1st Lien Term Loan, 9.360%, 3M TSFR + 4.000%, 07/26/28	2,699,356	2,652,748

Total Floating Rate Loans (Cost $316,009,398)		303,615,890

Asset-Backed Securities—9.7%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.710%, 08/20/27 (144A)	7,750,000	6,910,513

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 6.210%, 1M TSFR + 0.854%, 01/25/34 (b)	8,770	8,440
WaMu Asset-Backed Certificates WaMu Trust 5.640%, 1M TSFR + 0.284%, 07/25/47 (b)	6,575,570	4,697,898

		4,706,338

Asset-Backed - Manufactured Housing—0.1%
Origen Manufactured Housing Contract Trust 6.962%, 10/15/37 (b)	288,805	264,730
7.800%, 04/15/37 (b)	292,890	274,379
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	928,863	817,500

		1,356,609

Asset-Backed - Other—8.7%
AB BSL CLO 4 Ltd. 7.416%, 3M TSFR + 2.000%, 04/20/36 (144A) (b)	1,200,000	1,203,540
Apidos CLO XXII Ltd. 12.427%, 3M TSFR + 7.012%, 04/20/31 (144A) (b)	5,490,000	5,446,327
APL Finance DAC 7.861%, 07/21/31	1,200,000	1,207,469
Applebee’s Funding LLC / IHOP Funding LLC 7.824%, 03/05/53 (144A)	3,150,000	3,229,537
Bain Capital Credit CLO Ltd. 7.224%, 3M TSFR + 1.830%, 04/16/36 (144A) (b)	4,690,000	4,697,978
Barings CLO Ltd. 11.357%, 3M TSFR + 5.942%, 01/20/32 (144A) (b)	5,740,000	5,559,810
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	969,230	411,450
Benefit Street Partners CLO IV Ltd. 9.277%, 3M TSFR + 3.862%, 01/20/32 (144A) (b)	3,120,000	3,119,910
Buckhorn Park CLO Ltd. 6.777%, 3M TSFR + 1.382%, 07/18/34 (144A) (b)	5,890,000	5,883,026

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Canyon Capital CLO Ltd. 12.066%, 3M TSFR + 6.672%, 04/15/34 (144A) (b)	750,000	$727,675
Carlyle Global Market Strategies CLO Ltd. 6.691%, 3M TSFR + 1.312%, 05/15/31 (144A) (b)	8,383,428	8,370,593
Carlyle U.S. CLO Ltd. 9.377%, 3M TSFR + 3.962%, 07/20/31 (144A) (b)	8,500,000	8,168,891
CarVal CLO VII-C Ltd. 7.616%, 3M TSFR + 2.200%, 01/20/35 (144A) (b)	5,900,000	5,919,311
Catskill Park CLO Ltd. 11.677%, 3M TSFR + 6.262%, 04/20/29 (144A) (b)	7,600,000	7,144,380
CWHEQ Revolving Home Equity Loan Resuritization Trust 5.776%, 1M TSFR + 0.414%, 12/15/33 (144A) (b)	5,260	5,257
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	2,504,297	2,209,496
Driven Brands Funding, LLC 4.641%, 04/20/49 (144A)	1,905,000	1,839,687
Dryden 43 Senior Loan Fund 12.077%, 3M TSFR + 6.662%, 04/20/34 (144A) (b)	2,790,000	2,560,718
Dryden 75 CLO Ltd. 12.256%, 3M TSFR + 6.862%, 04/15/34 (144A) (b)	7,200,000	6,622,020
FNA VI LLC 1.350%, 01/10/32 (144A)	713,204	650,791
Fortress Credit BSL XII Ltd. 12.786%, 3M TSFR + 7.392%, 10/15/34 (144A) (b)	2,250,000	1,984,615
Golub Capital Partners CLO 53B Ltd. 12.377%, 3M TSFR + 6.962%, 07/20/34 (144A) (b)	3,640,000	3,507,064
Golub Capital Partners CLO 66B Ltd. 7.328%, 3M TSFR + 1.950%, 04/25/36 (144A) (b)	1,210,000	1,211,764
Greenwood Park CLO Ltd. 10.606%, 3M TSFR + 5.212%, 04/15/31 (144A) (b)	7,380,000	6,433,419
Greywolf CLO II Ltd. 9.313%, 3M TSFR + 3.910%, 04/17/34 (144A) (b)	4,090,000	3,937,840
Halsey Point CLO I Ltd. 13.877%, 3M TSFR + 8.462%, 01/20/33 (144A) (b)	2,770,000	2,438,348
Kestrel Aircraft Funding Ltd. 4.250%, 12/15/38 (144A)	1,316,491	1,161,803
LFS LLC 8.250%, 07/15/35 (144A)	1,000,000	984,432
Long Beach Mortgage Loan Trust 5.992%, 1M TSFR + 0.634%, 01/21/31 (b)	1,717	1,704
Marathon CLO 14 Ltd. 8.977%, 3M TSFR + 3.562%, 01/20/33 (144A) (b)	2,950,000	2,919,998
MidOcean Credit CLO VII 9.536%, 3M TSFR + 4.142%, 07/15/29 (144A) (b)	4,000,000	3,814,336
MKS CLO Ltd. 8.327%, 3M TSFR + 2.912%, 01/20/31 (144A) (b)	2,150,000	2,074,539
Neuberger Berman Loan Advisers CLO 44 Ltd. 11.656%, 3M TSFR + 6.262%, 10/16/34 (144A) (b)	3,560,000	3,486,194
Oaktree CLO Ltd. 9.474%, 3M TSFR + 4.062%, 04/22/30 (144A) (b)	4,550,000	4,328,488
Ocean Trails CLO X 13.226%, 3M TSFR + 7.832%, 10/15/34 (144A) (b)	4,690,000	4,196,162

Asset-Backed - Other—(Continued)
Ocean Trails CLO XIV Ltd. 7.416%, 3M TSFR + 2.000%, 01/20/35 (144A) (b)	5,190,000	5,206,302
Palmer Square Loan Funding Ltd. 10.794%, 3M TSFR + 5.400%, 04/15/31 (144A) (b)	5,270,000	5,273,204
Peace Park CLO Ltd. 11.677%, 3M TSFR + 6.262%, 10/20/34 (144A) (b)	2,250,000	2,190,406
Pioneer Aircraft Finance Ltd. 3.967%, 06/15/44 (144A)	2,512,504	2,211,079
Rad CLO Ltd. 9.774%, 3M TSFR + 4.400%, 01/25/33 (144A) (b)	2,160,000	2,158,404
RR 18 Ltd. 11.906%, 3M TSFR + 6.512%, 10/15/34 (144A) (b)	7,070,000	6,880,312
Sculptor CLO XXVI Ltd. 12.927%, 3M TSFR + 7.512%, 07/20/34 (144A) (b)	4,370,000	4,092,286
Structured Asset Securities Corp. Mortgage Loan Trust 5.690%, 1M TSFR + 0.334%, 02/25/36 (144A) (b)	2,536,543	54,265
Sycamore Tree CLO Ltd. 7.746%, 3M TSFR + 2.330%, 04/20/35 (144A) (b)	5,830,000	5,838,162
Symphony CLO XIX Ltd. 6.616%, 3M TSFR + 1.222%, 04/16/31 (144A) (b)	2,147,144	2,143,939
TCI-Symphony CLO Ltd. 8.755%, 3M TSFR + 3.362%, 10/13/32 (144A) (b)	1,720,000	1,662,512
12.405%, 3M TSFR + 7.012%, 10/13/32 (144A) (b)	6,440,000	5,942,561
Thrust Engine Leasing DAC 4.163%, 07/15/40 (144A)	3,055,489	2,625,841
Trinitas CLO XXVI Ltd.
8.268%, 3M TSFR + 2.950%, 01/20/35 (144A) (b)	3,100,000	3,100,000
TSTAT Ltd. 10.216%, 3M TSFR + 4.800%, 01/20/31 (144A) (b)	3,550,000	3,550,128
Valley Stream Park CLO Ltd. 9.566%, 3M TSFR + 4.150%, 10/20/34 (144A) (b)	2,725,000	2,717,446
Voya CLO Ltd. 12.627%, 3M TSFR + 7.212%, 04/20/34 (144A) (b)	2,360,000	2,281,745
Whitebox CLO IV Ltd. 7.566%, 3M TSFR + 2.150%, 04/20/36 (144A) (b)	6,220,000	6,239,873
Whitehorse XII Ltd. 9.306%, 3M TSFR + 3.912%, 10/15/31 (144A) (b)	6,180,000	5,828,686
Z Capital Credit Partners CLO Ltd. 9.856%, 3M TSFR + 4.462%, 07/15/33 (144A) (b)	4,290,000	3,937,285

		191,393,008

Asset-Backed - Student Loan—0.4%
College Avenue Student Loans LLC 6.060%, 05/25/55 (144A)	2,558,000	2,474,738
Educational Funding Co. LLC 5.990%, 3M TSFR + 0.612%, 04/25/33 (144A) (b)	2,811,689	1,780,391
National Collegiate Student Loan Trust 5.760%, 1M TSFR + 0.404%, 01/25/33 (b)	1,952,760	1,819,563
SMB Private Education Loan Trust 3.860%, 01/15/53 (144A)	3,467,749	3,118,571

		9,193,263

Total Asset-Backed Securities (Cost $221,379,180)		213,559,731

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—9.4%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—6.0%
Angel Oak Mortgage Trust 4.136%, 01/25/67 (144A) (b)	3,722,458	$3,353,212
Banc of America Funding Corp. 3.658%, 02/27/37 (144A) (b)	15,994,402	13,098,135
Banc of America Funding Trust 2.862%, 1M TSFR + 0.279%, 09/29/36 (144A) (b)	19,928,113	14,795,279
4.733%, 03/27/36 (144A) (b)	3,924,534	3,219,842
7.259%, 01/27/30 (144A) (b)	23,676,570	8,491,223
Banc of America Mortgage Trust 5.139%, 09/25/35 (b)	22,029	18,839
BCAP LLC Trust 3.877%, 05/26/47 (144A) (b)	2,749,876	2,432,093
Bear Stearns Asset-Backed Securities I Trust 12.547%, -4.33x 1M TSFR + 35.754%, 07/25/36 (b)	171,425	208,173
BRAVO Residential Funding Trust 3.125%, 01/29/70 (144A) (g)	5,669,895	5,295,790
6.435%, 05/25/63 (144A) (g)	3,921,907	3,957,617
7.103%, 10/25/63 (144A) (g)	3,719,801	3,742,994
CIM Trust 5.000%, 05/25/62 (144A) (b)	1,329,258	1,316,993
Citigroup Mortgage Loan Trust, Inc. 6.170%, 09/25/62 (144A) (g)	4,368,480	4,384,483
Countrywide Alternative Loan Trust 4.905%, -2.2x 1M TSFR + 16.688%, 06/25/35 (b)	727,358	624,631
5.750%, 01/25/37	1,363,472	669,226
6.000%, 01/25/37	1,077,464	653,466
6.177%, -6x 1M TSFR + 38.313%, 08/25/37 (b)	570,169	734,922
6.718%, -4x 1M TSFR + 28.142%, 07/25/36 (b)	1,429,517	1,346,490
Countrywide Alternative Loan Trust Resecuritization 4.080%, 08/25/37 (b)	1,859,339	888,415
Countrywide Reperforming Loan REMICS Trust 0.789%, 03/25/35 (144A) † (b) (l)	1,742,133	84,052
CSMC Mortgage-Backed Trust 0.438%, -5.5x 1M TSFR + 29.895%, 02/25/36 (b)	464,612	450,206
CSMC Trust 1.796%, 12/27/60 (144A) (b)	1,757,698	1,708,374
3.937%, 09/27/60 (144A)	5,360,000	5,199,120
GreenPoint Mortgage Funding Trust 5.910%, 1M TSFR + 0.554%, 06/25/45 (b)	460,760	432,830
GSMPS Mortgage Loan Trust 5.870%, 1M TSFR + 0.514%, 04/25/36 (144A) (b)	710,882	581,913
HarborView Mortgage Loan Trust 6.470%, 1M TSFR + 2.114%, 10/25/37 (b)	542,516	496,407
IndyMac INDX Mortgage Loan Trust 6.190%, 1M TSFR + 0.834%, 01/25/35 (b)	489,766	343,296
Legacy Mortgage Asset Trust 3.844%, 10/25/66 (144A) (g)	2,770,000	2,767,797
6.250%, 06/25/60 (144A) (g)	1,937,346	1,935,537
Lehman XS Trust 5.870%, 1M TSFR + 0.514%, 08/25/46 (b)	743,831	675,980
MASTR Seasoned Securitization Trust 5.259%, 10/25/32 (b)	27,624	27,327
Merrill Lynch Mortgage Investors Trust 4.578%, 05/25/34 (b)	20,975	18,319
5.395%, 08/25/33 (b)	172,846	157,314

Collateralized Mortgage Obligations—(Continued)
MFA Trust 6.784%, 12/25/68 (144A) (g)	3,380,000	3,391,893
New Residential Mortgage Loan Trust 3.500%, 12/25/57 (144A) (b)	2,860,000	2,348,362
3.500%, 12/25/58 (144A) (b)	2,572,211	2,387,428
3.750%, 11/25/58 (144A) (b)	3,197,836	2,976,711
4.014%, 04/25/62 (144A) (b)	4,239,096	3,774,592
4.250%, 09/25/56 (144A) (b)	5,006,637	4,688,330
NovaStar Mortgage Funding Trust 0.523%, 1M TSFR + 0.494%, 09/25/46 (b)	196,237	177,240
OBX Trust 5.949%, 02/25/63 (144A) (g)	1,011,222	1,011,301
PRKCM Trust 7.304%, 02/25/58 (144A) (g)	4,922,620	4,911,395
Residential Accredit Loans, Inc. Trust 6.288%, 11/25/37 (b)	1,734,847	1,409,942
Residential Asset Securitization Trust 5.750%, 02/25/36	685,801	637,277
Residential Mortgage Loan Trust 2.508%, 05/25/60 (144A) (b)	2,980,000	2,854,833
Sequoia Mortgage Trust 3.726%, 07/25/45 (144A) (b)	3,979	3,793
6.483%, 6M TSFR + 1.108%, 06/20/33 (b)	27,989	26,658
Structured Adjustable Rate Mortgage Loan Trust 4.213%, 09/25/35 (b)	274,783	172,013
6.957%, 1M TSFR + 1.614%, 09/25/37 (b)	1,671,765	1,514,936
Structured Asset Mortgage Investments II Trust 5.890%, 1M TSFR + 0.534%, 05/25/46 (b)	99,045	68,464
6.030%, 1M TSFR + 0.674%, 02/25/36 (b)	1,207,553	985,936
Towd Point Mortgage Trust 3.635%, 06/25/57 (144A) (b)	2,900,000	2,267,384
7.720%, 1M TSFR + 2.364%, 05/25/58 (144A) (b)	1,220,000	1,245,840
Verus Securitization Trust 4.910%, 06/25/67 (144A) (g)	2,995,815	2,909,925
6.968%, 12/25/68 (144A) (g)	2,620,000	2,640,737
WaMu Mortgage Pass-Through Certificates Trust 4.238%, 09/25/36 (b)	223,906	197,217
5.584%, 08/25/33 (b)	353,241	338,283
5.810%, 12M MTA + 0.798%, 03/25/47 (b)	704,355	604,626
6.010%, 1M TSFR + 0.654%, 12/25/45 (b)	144,974	140,748
6.430%, 1M TSFR + 1.074%, 12/25/45 (b)	5,006,686	3,241,196
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1.210%, -1x 1M TSFR + 6.566%, 04/25/37 (b) (l)	6,491,024	1,040,405

		132,077,760

Commercial Mortgage-Backed Securities—3.4%
2023-MIC Trust 8.437%, 12/05/38 (144A) (b)	1,080,000	1,128,402
BAMLL Re-REMICS Trust 5.630%, 08/10/45 (144A) (b)	4,663,101	954,723
Benchmark Mortgage Trust 3.666%, 01/15/51 (b)	1,210,000	1,130,753
6.363%, 07/15/56 (b)	1,120,000	1,173,340

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
BFLD Trust 9.677%, 1M TSFR + 4.314%, 10/15/35 (144A) (b)	2,960,000	$92,802
BX Commercial Mortgage Trust 3.549%, 03/11/44 (144A) (b)	9,066,697	7,307,476
CFK Trust 3.458%, 03/15/39 (144A) (b)	4,800,000	3,514,913
Citigroup Commercial Mortgage Trust 3.110%, 04/10/48 (144A)	1,750,000	1,416,396
3.225%, 09/15/48 (144A)	2,000,000	1,500,198
4.422%, 07/10/47 (b)	1,210,000	1,127,189
5.820%, 10/12/40 (144A) (b)	1,120,000	1,133,761
CoreVest American Finance Ltd. 7.553%, 12/28/30 (144A) (g)	4,010,000	4,018,000
CSMC Trust 3.160%, 12/15/41 (144A)	7,420,000	6,544,889
4.373%, 09/15/37 (144A)	6,620,000	3,111,019
12.794%, PRIME + 4.294%, 07/15/32 (144A) (b)	6,285,000	5,262,393
CSMC Trust Capital Certificates 8.059%, 1M TSFR + 2.697%, 05/15/36 (144A) (b)	10,593,644	10,487,129
GS Mortgage Securities Corp. Trust 7.977%, 1M TSFR + 2.614%, 05/15/26 (144A) (b)	1,540,000	918,992
GS Mortgage Securities Trust 3.384%, 05/10/50	4,000,000	2,773,755
JP Morgan Chase Commercial Mortgage Securities Trust 4.723%, 01/15/49 (b)	568,000	474,423
6.349%, 02/15/51 (b)	26,681	24,675
9.742%, 1M TSFR + 4.379%, 11/15/38 (144A) (b)	3,760,000	3,569,349
MHC Trust 7.427%, 1M TSFR + 2.064%, 05/15/38 (144A) (b)	4,496,000	4,377,373
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (b)	131,595	19,871
5.450%, 08/12/48 (144A) (b)	15,057	2,274
6.193%, 09/12/49 (b)	39,625	38,602
6.222%, 09/12/49 (b)	54,761	53,356
MSWF Commercial Mortgage Trust 5.472%, 05/15/56	2,210,000	2,287,958
7.252%, 12/15/56 (b)	2,260,000	2,317,689
Multifamily Trust 6.270%, 04/25/46 (144A) (b)	2,342,274	2,335,835
SMR Mortgage Trust 11.362%, 1M TSFR + 6.000%, 02/15/39 (144A) (b)	2,755,343	2,160,631
Soho Trust 2.697%, 08/10/38 (144A) (b)	3,330,000	1,923,391
UBS Commercial Mortgage Trust 3.418%, 12/15/50	1,004,064	943,313
Waikiki Beach Hotel Trust 7.757%, 1M TSFR + 2.144%, 12/15/33 (144A) (b)	1,860,000	1,805,718

		75,930,588

Total Mortgage-Backed Securities (Cost $230,875,369)		208,008,348

U.S. Treasury & Government Agencies—7.1%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—7.1%
Federal Home Loan Mortgage Corp. 1.500%, 05/01/41	729,309	605,480
1.500%, 07/01/41	578,468	479,349
3.000%, 06/01/35	2,373,426	2,223,080
4.000%, 07/01/49	5,576,629	5,373,774
4.500%, 02/01/47	1,426,072	1,410,572
7.000%, 03/01/39	30,743	32,795
Federal Home Loan Mortgage Corp. STACR REMICS Trust 8.337%, SOFR30A + 3.000%, 12/25/50 (144A) (b)	8,290,000	8,579,337
8.387%, SOFR30A + 3.050%, 01/25/34 (144A) (b)	4,750,000	4,793,236
9.087%, SOFR30A + 3.750%, 02/25/42 (144A) (b)	2,717,000	2,805,088
10.087%, SOFR30A + 4.750%, 02/25/42 (144A) (b)	1,090,000	1,127,513
10.552%, SOFR30A + 5.214%, 06/25/50 (144A) (b)	3,939,234	4,317,115
11.087%, SOFR30A + 5.750%, 09/25/42 (144A) (b)	3,780,000	4,202,560
Federal National Mortgage Association
2.000%, 07/01/36	3,901,286	3,519,291
2.000%, 08/01/41	4,064,835	3,481,562
2.000%, 08/01/51	2,537,379	2,112,386
2.000%, 10/01/51	12,465,820	10,367,210
2.500%, 07/01/41	2,290,816	2,039,239
2.500%, 04/01/51	7,780,418	6,654,301
2.500%, 09/01/51	326,600	282,107
2.500%, 10/01/51	1,455,855	1,253,171
2.500%, 03/01/52	4,786,398	4,111,563
3.000%, 06/01/51	14,170,085	12,555,241
3.500%, 08/01/45	15,702,440	14,654,627
4.000%, 03/01/52	3,760,981	3,561,017
4.500%, 04/01/48	1,004,072	993,476
4.500%, 04/01/49	41,032	40,422
4.500%, 10/01/49	22,155	21,842
4.500%, 08/01/58	70,136	68,311
7.000%, 05/01/26	214	221
7.000%, 07/01/30	159	164
7.000%, 07/01/31	812	837
7.000%, 09/01/31	586	605
7.000%, 10/01/31	778	803
7.000%, 11/01/31	12,120	12,504
7.000%, 01/01/32	3,943	4,068
7.500%, 01/01/30	137	141
7.500%, 02/01/30	185	185
7.500%, 06/01/30	22	22
7.500%, 08/01/30	47	47
7.500%, 09/01/30	240	243
7.500%, 10/01/30	4	3
7.500%, 11/01/30	6,283	6,304
7.500%, 02/01/31	384	384
8.000%, 08/01/27	55	55
8.000%, 07/01/30	146	154
8.000%, 09/01/30	261	263
Federal National Mortgage Association Connecticut Avenue Securities 7.552%, SOFR30A + 2.214%, 10/25/39 (144A) (b)	23,832	23,832
7.837%, SOFR30A + 2.500%, 10/25/43 (144A) (b)	1,810,000	1,851,723

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association Connecticut Avenue Securities 8.437%, SOFR30A + 3.100%, 10/25/41 (144A) (b)	7,990,000	$8,054,488
8.852%, SOFR30A + 3.514%, 10/25/39 (144A) (b)	11,030,000	11,204,482
9.237%, SOFR30A + 3.900%, 07/25/43 (144A) (b)	1,470,000	1,498,969
9.552%, SOFR30A + 4.214%, 07/25/39 (144A) (b)	3,341,753	3,466,242
9.802%, SOFR30A + 4.464%, 04/25/31 (144A) (b)	5,000,000	5,352,569
Federal National Mortgage Association REMICS 4.500%, 06/25/29	14,948	14,739
5.802%, SOFR30A + 0.464%, 05/25/34 (b)	32,042	31,944
FREMF Mortgage Trust 11.731%, SOFR30A + 6.400%, 07/25/31 (144A) (b)	2,174,173	2,157,058
Government National Mortgage Association
Zero Coupon, 04/16/52 (b) (l)	1,899,020	19
0.164%, 03/16/47 (b) (l)	81,704	24
0.585%, 07/16/58 (b) (l)	983,630	27,763
2.500%, 03/20/51	2,650,953	2,318,289
2.500%, 05/20/51	290,410	249,609
3.500%, 12/20/50	2,533,573	2,378,968
4.500%, 11/20/50	970,977	948,109
4.500%, 12/20/50	166,191	164,193
5.500%, 01/15/34	15,024	15,186
5.500%, 03/20/34	2,421	2,521
5.500%, 04/15/34	4,593	4,642
5.500%, 07/15/34	25,184	25,456
5.500%, 10/15/34	25,984	26,188
5.750%, 10/15/38	22,725	23,444
6.000%, 05/20/32	3,201	3,343
6.000%, 02/15/33	577	595
6.000%, 03/15/33	1,774	1,820
6.000%, 06/15/33	1,054	1,089
6.000%, 07/15/33	2,445	2,512
6.000%, 09/15/33	934	951
6.000%, 10/15/33	951	980
6.000%, 11/20/33	3,913	4,097
6.500%, 03/15/29	326	333
6.500%, 02/15/32	200	208
6.500%, 03/15/32	211	216
6.500%, 11/15/32	454	463
Government National Mortgage Association REMICS 3.000%, 04/20/41	2,378	2,369
Government National Mortgage Association, TBA 2.000%, TBA (m)	900,000	761,941
5.500%, TBA (m)	1,500,000	1,510,785
Multifamily Connecticut Avenue Securities Trust 8.702%, SOFR30A + 3.364%, 10/25/49 (144A) (b)	2,620,063	2,547,891
9.202%, SOFR30A + 3.864%, 03/25/50 (144A) (b)	3,918,971	3,777,675
Seasoned Credit Risk Transfer Trust
4.000%, 07/25/56 (b)	2,275,958	2,245,225
4.250%, 05/25/60 (144A) (b)	4,710,000	4,185,108

Total U.S. Treasury & Government Agencies (Cost $166,898,524)		156,580,726

Foreign Government—3.6%
Security Description	Principal Amount*	Value

Regional Government—0.6%
Provincia de Buenos Aires 6.375%, 09/01/37 (144A) (g)	24,455,990	9,335,234
Provincia de Cordoba 6.990%, 06/01/27 (144A) (g)	5,515,415	4,655,560

		13,990,794

Sovereign—3.0%
Angola Government International Bonds 8.750%, 04/14/32 (144A)	1,520,000	1,334,536
9.125%, 11/26/49	1,710,000	1,393,650
Bahamas Government International Bonds 5.750%, 01/16/24 (144A)	2,570,000	2,546,613
8.950%, 10/15/32	1,660,000	1,557,339
Brazil Government International Bond 6.000%, 04/07/26	2,970,000	3,048,960
Dominican Republic International Bonds 4.500%, 01/30/30	1,200,000	1,104,000
4.875%, 09/23/32	4,020,000	3,654,783
5.500%, 02/22/29 (144A)	2,100,000	2,050,125
Egypt Government International Bonds 5.800%, 09/30/27	2,450,000	1,883,315
7.053%, 01/15/32	1,940,000	1,324,566
El Salvador Government International Bond 6.375%, 01/18/27	500,000	440,484
Ghana Government International Bond 10.750%, 10/14/30	1,630,000	1,020,791
Indonesia Treasury Bonds 6.500%, 02/15/31 (IDR)	9,599,000,000	620,004
7.000%, 05/15/27 (IDR)	131,339,000,000	8,659,144
Ivory Coast Government International Bonds 4.875%, 01/30/32 (144A) (EUR)	1,630,000	1,512,752
6.125%, 06/15/33	1,840,000	1,688,826
Jamaica Government International Bond 9.625%, 11/03/30 (JMD)	227,000,000	1,470,116
Jordan Government International Bonds 7.500%, 01/13/29	2,340,000	2,366,325
7.750%, 01/15/28 (144A)	3,150,000	3,254,517
Mexico Bonos 8.500%, 05/31/29 (MXN)	271,470,000	15,637,862
Nigeria Government International Bond 7.143%, 02/23/30	2,600,000	2,339,012
Republic of Kenya Government International Bond 6.300%, 01/23/34	1,520,000	1,215,725
Republic of Uzbekistan International Bond 3.900%, 10/19/31	1,650,000	1,381,875
Senegal Government International Bond 6.250%, 05/23/33	1,520,000	1,355,870
Sri Lanka Government International Bond 6.200%, 05/11/27 (h)	1,580,000	792,453
Ukraine Government International Bond 7.375%, 09/25/34 (h)	6,330,000	1,472,358
Uruguay Government International Bond 3.875%, 07/02/40 (UYU) (n)	48,339,319	1,292,638

		66,418,639

Total Foreign Government (Cost $85,316,739)		80,409,433

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Convertible Preferred Stocks—0.5%

Security Description	Shares/ Principal Amount*	Value

Banks—0.3%
Wells Fargo & Co. - Series L, 7.500%	4,965	$5,936,253

Pipelines—0.2%
Equitrans Midstream Corp, 9.750% (g)	34,193	760,794
MPLX LP - Series A
9.539% (e) (f) (g)	164,916	5,870,417

		6,631,211

Total Convertible Preferred Stocks (Cost $11,710,308)		12,567,464

Convertible Bonds—0.5%

Entertainment—0.2%
DraftKings Holdings, Inc.
Zero Coupon, 03/15/28	6,160,000	4,937,240

Media—0.3%
DISH Network Corp.
Zero Coupon, 12/15/25	7,460,000	4,625,200
3.375%, 08/15/26	140,000	74,200
Gannett Co., Inc. 6.000%, 12/01/27	695,000	559,128

		5,258,528

Total Convertible Bonds (Cost $11,205,758)		10,195,768

Common Stocks—0.1%

Automobile Components—0.0%
Lear Corp. (a)	399	56,343

Chemicals—0.0%
LyondellBasell Industries NV - Class A	23	2,184

Media—0.0%
Cengage Learning, Inc. (o)	10,995	99,417

Oil, Gas & Consumable Fuels—0.1%
Ascent CNR Corp. - Class A (e) (f) (o)	1,399,556	27,991
Berry Corp.	170,615	1,199,423

		1,227,414

Total Common Stocks (Cost $2,222,896)		1,385,358

Municipals—0.0%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $257,685)	260,160	258,267

Escrow Shares—0.0%
Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino Forest Corp. (e) (f) (o)	1,246,000	0
Sino Forest Corp. (e) (f) (o)	500,000	0

Total Escrow Shares (Cost $0)		0

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $15,255,683; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $15,556,533.	15,251,446	15,251,446

Total Short-Term Investments (Cost $15,251,446)		15,251,446

Securities Lending Reinvestments (p)—15.7%

Certificates of Deposit—3.3%
Bank of America NA 5.730%, SOFR + 0.340%, 03/08/24 (b)	2,000,000	2,000,458
Bank of Montreal 5.950%, SOFR + 0.550%, 11/08/24 (b)	2,000,000	2,001,628
Barclays Bank PLC 5.710%, SOFR + 0.320%, 06/20/24 (b)	3,000,000	2,999,991
5.790%, SOFR + 0.400%, 02/14/24 (b)	4,000,000	4,001,128
BNP Paribas SA 5.760%, SOFR + 0.360%, 04/10/24 (b)	2,000,000	2,000,616
Citibank NA 5.740%, SOFR + 0.350%, 02/20/24 (b)	3,000,000	3,000,738
Mitsubishi UFJ Trust & Banking Corp.
Zero Coupon, 03/13/24	5,000,000	4,944,100
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (b)	5,000,000	5,002,265
MUFG Bank Ltd. (London)
Zero Coupon, 06/10/24	6,500,000	6,342,375
National Westminster Bank PLC 5.880%, 05/02/24	3,000,000	3,004,860
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (b)	5,000,000	5,000,520
Standard Chartered Bank 5.770%, SOFR + 0.370%, 03/12/24 (b)	4,000,000	4,001,657
5.790%, SOFR + 0.390%, 04/19/24 (b)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (b)	5,000,000	5,000,615
Sumitomo Mitsui Trust Bank Ltd.
Zero Coupon, 02/15/24	1,000,000	992,860
Zero Coupon, 02/27/24	2,000,000	1,982,100
5.800%, SOFR + 0.400%, 04/24/24 (b)	5,000,000	5,002,975

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (p)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB 5.910%, SOFR + 0.520%, 04/19/24 (b)	5,000,000	$5,004,135
Wells Fargo Bank NA 5.900%, SOFR + 0.550%, 05/14/24 (b)	2,000,000	2,001,646
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (b)	6,000,000	6,007,434

		72,292,101

Commercial Paper—0.7%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	4,000,000	3,933,352
5.730%, SOFR + 0.330%, 04/18/24 (b)	4,000,000	4,000,896
ING U.S. Funding LLC 5.870%, SOFR + 0.480%, 06/13/24 (b)	5,000,000	5,002,720
Old Line Funding LLC 5.560%, 02/09/24	2,000,000	1,987,044
5.620%, SOFR + 0.230%, 03/11/24 (b)	1,000,000	1,000,000

		15,924,012

Repurchase Agreements—9.3%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $27,016,350; collateralized by various Common Stock with an aggregate market value of $30,072,487	27,000,000	27,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $4,991,390; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $5,090,995	4,988,436	4,988,436
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $8,004,844; collateralized by various Common Stock with an aggregate market value of $8,918,494	8,000,000	8,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $5,003,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $5,100,000	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $3,016,392; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $3,060,003	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $10,301,653; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $10,200,046	10,000,000	10,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $2,923,765; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.352%, maturity dates ranging from 01/15/24 - 11/15/53, and an aggregate market value of $2,980,479	2,922,038	2,922,038
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $5,805,921; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $5,946,290	5,802,492	5,802,492
National Bank of Canada
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $50,052,986; collateralized by various Common Stock with an aggregate market value of $55,799,460	50,000,000	50,000,000
Repurchase Agreement dated 12/29/23 at 5.470%, due on 01/02/24 with a maturity value of $5,003,039; collateralized by various Common Stock with an aggregate market value of $5,580,036	5,000,000	5,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $42,526,208; collateralized by various Common Stock with an aggregate market value of $47,430,597	42,500,000	42,500,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $15,081,521; collateralized by various Common Stock with an aggregate market value of $16,669,255	15,000,000	15,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $10,005,922; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $10,222,653	10,000,000	10,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,101,244; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $2,142,001	2,100,000	2,100,000

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (p)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $1,000,612; collateralized by various Common Stock with an aggregate market value of $1,113,133	1,000,000	$1,000,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $12,132,302; collateralized by various Common Stock with an aggregate market value of $13,357,856	12,125,000	12,125,000

		204,437,966

Time Deposits—1.7%
DZ Bank AG (NY) 5.300%, 01/02/24	8,000,000	8,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	10,000,000	10,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (b)	15,000,000	15,000,000
Nordea Bank Abp 5.300%, 01/02/24	5,000,000	5,000,000

		38,000,000

Mutual Funds—0.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (q)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (q)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (q)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (q)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (q)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (q)	1,000,000	1,000,000

		16,000,000

Total Securities Lending Reinvestments (Cost $346,621,779)		346,654,079

Total Purchased Options—0.1% (r) (Cost $2,056,523)		1,631,014
Total Investments—112.6% (Cost $2,585,184,734)		2,483,366,719
Unfunded Loan Commitments—(0.0)% (Cost $(493,333))		(493,333)
Net Investments—112.6% (Cost $2,584,691,401)		2,482,873,386
Other assets and liabilities (net)—(12.6)%		(277,618,806)

Net Assets—100.0%		$2,205,254,580

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $15,563,496, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $376,565,675 and the collateral received consisted of cash in the amount of $346,426,548 and non-cash collateral with a value of $45,365,654. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	The stated interest rates represent the range of rates at December 31, 2023 of the underlying contracts within the senior loan facility.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 0.5% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(i)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate
(j)	This loan will settle after December 31, 2023, at which time the interest rate will be determined.
(k)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(l)	Interest only security.
(m)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(n)	Principal amount of security is adjusted for inflation.
(o)	Non-income producing security.
(p)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(q)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $1,251,881,311, which is 56.8% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Akumin, Inc., 7.500%, 08/01/28	03/17/22-03/21/22	$3,840,000	$3,276,759	$2,911,104
Akumin, Inc., 7.000%, 11/01/25	09/01/22-02/16/23	2,332,000	2,085,246	1,888,920
Countrywide Reperforming Loan REMICS Trust, 0.789%, 03/25/35	01/08/15	1,742,133	253,698	84,052
Intesa Sanpaolo SpA, 7.800%, 11/28/53	11/28/23-12/01/23	4,870,000	4,986,755	5,347,121
Massachusetts Mutual Life Insurance Co., 4.900%, 04/01/77	03/20/17	6,285,000	6,262,919	5,331,451
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	931,574	960,686	0
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	8,571,525	848

				$15,563,496

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	65,003,994	BNP	01/19/24	USD	41,366,408	$2,953,416
BRL	20,550,000	GSBU	01/19/24	USD	4,137,389	88,502
BRL	29,890,000	JPMC	01/19/24	USD	6,091,546	55,018
BRL	3,853,206	MSCS	01/19/24	USD	752,565	39,807
CAD	5,120,940	BOA	01/19/24	USD	3,746,488	119,187
CAD	29,151,622	BOA	01/19/24	USD	21,399,770	606,091
CAD	4,000,000	MSCS	01/19/24	USD	2,927,814	91,690
EUR	2,756,000	BNP	01/19/24	USD	2,977,031	67,351
GBP	5,624,840	BNP	01/19/24	USD	6,858,564	311,763
GBP	7,338,000	BNP	01/19/24	USD	9,010,770	343,426
IDR	24,556,068,998	MSCS	01/19/24	USD	1,593,102	1,518
JPY	3,127,193,649	MSCS	01/19/24	USD	21,226,338	1,001,162
MXN	22,990,000	GSBU	01/19/24	USD	1,268,496	81,953
MXN	46,003,790	GSBU	01/19/24	USD	2,532,899	169,397
MXN	52,861,645	GSBU	01/19/24	USD	2,957,763	147,368
MXN	99,988,800	GSBU	01/19/24	USD	5,408,472	464,942
MXN	13,690,000	JPMC	01/19/24	USD	777,934	26,226
MXN	18,772,000	JPMC	01/19/24	USD	1,027,649	75,032
MXN	21,444,000	JPMC	01/19/24	USD	1,222,827	36,809
MXN	23,110,000	JPMC	01/19/24	USD	1,277,572	79,926
MXN	27,319,000	JPMC	01/19/24	USD	1,561,398	43,340
MXN	34,898,000	JPMC	01/19/24	USD	1,997,637	52,296
MXN	38,693,000	JPMC	01/19/24	USD	2,186,730	86,125
MXN	47,260,000	JPMC	01/19/24	USD	2,628,272	147,814
MXN	47,340,000	JPMC	01/19/24	USD	2,628,783	152,003
MXN	47,480,000	JPMC	01/19/24	USD	2,629,429	159,581
MXN	51,610,000	JPMC	01/19/24	USD	2,944,432	87,177
MXN	51,650,000	JPMC	01/19/24	USD	2,937,804	96,154
MXN	90,340,000	JPMC	01/19/24	USD	4,863,629	443,008
MXN	99,700,000	JPMC	01/19/24	USD	5,706,959	149,491
MXN	109,490,000	JPMC	01/19/24	USD	5,971,781	459,740
MXN	39,960,000	MSCS	01/19/24	USD	2,304,325	42,953
NOK	90,189,450	MSCS	01/19/24	USD	8,376,036	504,506

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	13,030,000	BNP	01/19/24	USD	8,924,437	$40,563
AUD	986,000	BNP	01/19/24	USD	630,409	(41,847)
AUD	5,640,000	MSCS	01/19/24	USD	3,843,178	(2,182)
CAD	11,502,133	BNP	01/19/24	USD	8,379,783	(302,901)
CAD	8,051,540	BNP	01/19/24	USD	5,921,404	(156,511)
CAD	7,310,000	CBNA	01/19/24	USD	5,335,439	(182,704)
CAD	8,220,000	JPMC	01/19/24	USD	5,988,775	(216,306)
CAD	7,030,000	JPMC	01/19/24	USD	5,118,753	(188,026)
CHF	9,710,000	GSBU	01/19/24	USD	11,619,419	56,280
CNH	60,360,000	JPMC	01/19/24	USD	8,481,292	1,219
CNH	400	JPMC	01/19/24	USD	55	(1)
EUR	11,740,974	BNP	01/19/24	USD	12,447,795	(521,732)
EUR	4,320,000	BNP	01/19/24	USD	4,590,889	(181,148)
EUR	4,080,000	BNP	01/19/24	USD	4,393,387	(113,536)
EUR	3,860,000	BNP	01/19/24	USD	4,202,534	(61,369)
GBP	34,269,215	BNP	01/19/24	USD	41,884,723	(1,800,338)
GBP	5,870,000	BNP	01/19/24	USD	7,271,814	(211,034)
GBP	5,830,000	BNP	01/19/24	USD	7,217,209	(214,648)
IDR	66,342,324,172	JPMC	01/19/24	USD	4,231,555	(76,575)
IDR	102,837,040,000	MSCS	01/19/24	USD	6,611,189	(66,831)
JPY	796,610,000	MSCS	01/19/24	USD	5,361,238	(300,915)
JPY	766,860,000	MSCS	01/19/24	USD	5,180,725	(269,971)
JPY	684,355,000	MSCS	01/19/24	USD	4,748,871	(115,395)
JPY	456,540,000	MSCS	01/19/24	USD	3,061,765	(183,235)
JPY	320,530,000	MSCS	01/19/24	USD	2,180,337	(97,930)
MXN	185,860,812	CBNA	01/16/24	USD	10,341,400	(581,473)
MXN	110,580,000	GSBU	01/19/24	USD	6,217,866	(277,683)
MXN	111,293,200	JPMC	01/19/24	USD	6,219,700	(317,742)
MXN	60,130,000	JPMC	01/19/24	USD	3,477,809	(54,270)
MXN	56,110,000	JPMC	01/19/24	USD	3,239,546	(56,396)
MXN	52,940,000	JPMC	01/19/24	USD	3,049,829	(59,904)
MXN	52,172,400	JPMC	01/19/24	USD	2,965,649	(98,996)
MXN	46,760,000	JPMC	01/19/24	USD	2,698,923	(47,793)
MXN	38,458,000	JPMC	01/19/24	USD	2,237,581	(21,469)
MXN	37,290,000	JPMC	01/19/24	USD	2,027,179	(163,262)
MXN	36,441,289	JPMC	01/19/24	USD	1,985,663	(154,924)
MXN	27,261,000	JPMC	01/19/24	USD	1,466,385	(134,946)
MXN	21,491,000	JPMC	01/19/24	USD	1,244,616	(17,781)
MXN	7,890,000	JPMC	01/19/24	USD	454,650	(8,815)
MXN	1,797,600	JPMC	01/19/24	USD	102,399	(3,193)
MXN	1,420,000	JPMC	01/19/24	USD	80,726	(2,686)
MXN	65,470,000	MSCS	01/19/24	USD	3,773,238	(72,517)
MXN	38,720,000	MSCS	01/19/24	USD	2,196,379	(78,062)
NOK	34,820,000	BNP	01/19/24	USD	3,220,140	(208,426)
NOK	32,370,000	BNP	01/19/24	USD	2,942,739	(244,587)
NOK	23,000,000	BNP	01/19/24	USD	2,108,229	(156,476)
NZD	2,981,769	JPMC	01/19/24	USD	1,797,072	(87,943)

Net Unrealized Appreciation						$1,128,355

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	03/18/25	410	USD	98,676,750	$(362,611)
3 Month SONIA Futures	03/19/24	287	GBP	68,008,238	840,063
3 Month SONIA Futures	09/17/24	296	GBP	70,658,900	1,045,632
3 Month SONIA Futures	03/18/25	5	GBP	1,204,813	25,883
Australian 10 Year Treasury Bond Futures	03/15/24	202	AUD	23,566,475	395,877
Euro-Bund Futures	03/07/24	493	EUR	67,649,460	1,980,407
U.S. Treasury Long Bond Futures	03/19/24	229	USD	28,610,688	2,120,903
U.S. Treasury Note 10 Year Futures	03/19/24	1,612	USD	181,979,688	6,086,742
U.S. Treasury Note 2 Year Futures	03/28/24	2,402	USD	494,605,577	5,047,430
U.S. Treasury Note 5 Year Futures	03/28/24	979	USD	106,489,196	2,391,050
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	591	USD	69,747,234	3,337,204
U.S. Treasury Ultra Long Bond Futures	03/19/24	1,379	USD	184,225,781	16,579,250
United Kingdom Long Gilt Bond Futures	03/26/24	225	GBP	23,096,250	1,651,334

Futures Contracts—Short
3 Month SOFR Futures	03/19/24	(508)	USD	(120,195,975)	662,233
3 Month SOFR Futures	06/18/24	(167)	USD	(39,668,763)	(184,343)
Euro-Buxl 30 Year Bond Futures	03/07/24	(25)	EUR	(3,543,000)	(301,301)

Net Unrealized Appreciation					$41,315,753

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/CAD Put	CAD	1.372	BNP	03/21/24	15,350,000	USD	15,350,000	$36,226	$17,852	$(18,374)
USD Call/CHF Put	CHF	0.853	GSBU	03/15/24	11,703,575	USD	11,703,575	66,523	64,557	(1,966)
USD Call/EUR Put	EUR	1.055	CBNA	02/02/24	1,522,334	USD	1,522,334	19,996	344	(19,652)
USD Call/EUR Put	EUR	1.055	JPMC	02/02/24	11,983,427	USD	11,983,427	140,505	2,708	(137,797)
USD Call/EUR Put	EUR	1.060	JPMC	02/06/24	8,327,498	USD	8,327,498	57,585	3,581	(54,004)
USD Call/EUR Put	EUR	1.062	BNP	02/22/24	15,530,000	USD	15,530,000	42,858	14,256	(28,602)
USD Put/MXN Call	MXN	17.973	CBNA	01/11/24	17,840,000	USD	17,840,000	371,875	868,380	496,505
USD Put/NOK Call	NOK	10.132	GSBU	02/16/24	24,390,000	USD	24,390,000	181,949	418,800	236,851

Totals								$917,517	$1,390,478	$472,961

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	4,000.000	02/16/24	312	USD	15,600	$742,718	$46,020	$(696,698)
Put - U.S. Treasury Note 10 Year Futures	USD	111.000	01/26/24	690	USD	690,000	173,694	172,500	(1,194)
Put - U.S. Treasury Note 5 Year Futures	USD	105.000	01/26/24	1,409	USD	1,409,000	222,594	22,016	(200,578)

Totals							$1,139,006	$240,536	$(898,470)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/BRL Call	BRL	4.710	GSBU	02/15/24	(12,900,000)	USD	(12,900,000)	$(108,567)	$(63,816)	$44,751
USD Put/MXN Call	MXN	17.293	JPMC	01/11/24	(17,840,000)	USD	(17,840,000)	(122,382)	(387,628)	(265,246)

Totals								$(230,949)	$(451,444)	$(220,495)

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Written Options—(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 5 Year Futures	USD	110.000	01/26/24	(1,409)	USD	(1,409,000)	$(228,727)	$(341,243)	$(112,516)
Put - S&P 500 Index E-Mini Futures	USD	3,600.000	02/16/24	(119)	USD	(5,950)	(169,325)	(7,735)	161,590
Put - S&P 500 Index E-Mini Futures	USD	3,700.000	02/16/24	(193)	USD	(9,650)	(115,310)	(15,440)	99,870

Totals							$(513,362)	$(364,418)	$148,944

Securities in the amount of $552,045 have been received at the custodian bank as collateral for OTC option contracts.

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	10.230%	Maturity	01/02/29	JPMC	BRL	179,120,000	$141,737	$—	$141,737

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$(3,220,842)	$333,744	$(3,554,586)
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	(3,068,189)	264,598	(3,332,787)
Receive	12M SOFR	Annually	2.600%	Annually	02/15/48	USD	1,500,000	194,793	166,379	28,414
Receive	12M SOFR	Annually	3.050%	Annually	02/15/48	USD	21,216,000	1,197,614	737,762	459,852
Receive	12M SOFR	Annually	3.150%	Annually	05/15/48	USD	27,465,000	1,092,734	(25,821)	1,118,555

Totals								$(3,803,890)	$1,476,662	$(5,280,552)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.41	(5.000%)	Quarterly	12/20/28	3.563%	USD	8,919,009	$(520,219)	$(60,604)	$(459,615)
General Motors Co. 4.200%, due 10/01/27	(5.000%)	Quarterly	06/20/26	0.808%	USD	13,700,000	(1,339,846)	(1,319,565)	(20,281)

Totals							$(1,860,065)	$(1,380,169)	$(479,896)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Co. 4.346%, due 12/08/26	5.000%	Quarterly	06/20/26	1.172%	USD	13,700,000	$1,214,436	$981,779	$232,657

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.352%	EUR	11,300,000	$(99,613)	$(49,450)	$(50,163)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Volkswagen International Finance NV 5.547%, due 11/16/24	1.000%	Quarterly	12/20/24	MSCS	0.888%	EUR	11,300,000	$67,117	$25,919	$41,198

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There was no upfront premium paid or (received) therefore, Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas SA
(BOA)—	Bank of America NA
(CBNA)—	Citibank NA
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank NA
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JMD)—	Jamaican Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TSFR)—	Term Secured Financing Rate
(UKG) —	U.K. Government Bond

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$30,994,730	$—	$30,994,730
Agriculture	—	7,100,072	—	7,100,072
Airlines	—	37,424,713	—	37,424,713
Auto Manufacturers	—	37,994,573	—	37,994,573
Auto Parts & Equipment	—	19,879,240	—	19,879,240
Banks	—	104,902,703	—	104,902,703
Biotechnology	—	4,920,188	—	4,920,188
Building Materials	—	10,419,449	—	10,419,449
Chemicals	—	1,625,256	—	1,625,256
Coal	—	1,799,695	—	1,799,695
Commercial Services	—	55,556,463	—	55,556,463
Computers	—	8,049,284	—	8,049,284
Distribution/Wholesale	—	16,006,831	—	16,006,831
Diversified Financial Services	—	56,495,310	4,884,588	61,379,898
Electric	—	15,750,157	—	15,750,157
Energy-Alternate Sources	—	4,443,736	—	4,443,736
Engineering & Construction	—	16,827,293	—	16,827,293
Entertainment	—	22,961,163	—	22,961,163
Environmental Control	—	13,164,191	—	13,164,191
Food	—	3,017,092	—	3,017,092
Food Service	—	1,100,750	—	1,100,750
Forest Products & Paper	—	3,708,849	—	3,708,849
Healthcare-Products	—	6,315,262	—	6,315,262
Healthcare-Services	—	29,652,759	—	29,652,759
Home Builders	—	6,209,066	—	6,209,066
Housewares	—	4,290,017	—	4,290,017
Insurance	—	22,973,942	—	22,973,942
Internet	—	15,339,470	—	15,339,470
Iron/Steel	—	4,353,689	—	4,353,689
Leisure Time	—	45,000,491	—	45,000,491
Lodging	—	30,283,975	—	30,283,975
Machinery-Construction & Mining	—	3,856,082	—	3,856,082
Media	—	62,352,672	—	62,352,672
Metal Fabricate/Hardware	—	8,475,658	—	8,475,658
Mining	—	43,385,882	0	43,385,882
Multi-National	—	10,752,281	—	10,752,281
Office/Business Equipment	—	1,472,176	—	1,472,176
Oil & Gas	—	142,740,529	—	142,740,529
Packaging & Containers	—	9,853,721	—	9,853,721
Pharmaceuticals	—	29,960,310	—	29,960,310
Pipelines	—	81,101,167	—	81,101,167

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Real Estate	$—	$4,612,240	$—	$4,612,240
Real Estate Investment Trusts	—	5,724,708	—	5,724,708
Retail	—	34,045,969	—	34,045,969
Software	—	19,964,716	—	19,964,716
Telecommunications	—	23,093,225	—	23,093,225
Transportation	—	8,412,862	—	8,412,862
Total Corporate Bonds & Notes	—	1,128,364,607	4,884,588	1,133,249,195
Total Floating Rate Loans (Less Unfunded Loan Commitments of $493,333)*	—	303,122,557	—	303,122,557
Total Asset-Backed Securities*	—	213,559,731	—	213,559,731
Total Mortgage-Backed Securities*	—	208,008,348	—	208,008,348
Total U.S. Treasury & Government Agencies*	—	156,580,726	—	156,580,726
Total Foreign Government*	—	80,409,433	—	80,409,433
Convertible Preferred Stocks
Banks	5,936,253	—	—	5,936,253
Pipelines	760,794	—	5,870,417	6,631,211
Total Convertible Preferred Stocks	6,697,047	—	5,870,417	12,567,464
Total Convertible Bonds*	—	10,195,768	—	10,195,768
Common Stocks
Automobile Components	56,343	—	—	56,343
Chemicals	2,184	—	—	2,184
Media	99,417	—	—	99,417
Oil, Gas & Consumable Fuels	1,199,423	—	27,991	1,227,414
Total Common Stocks	1,357,367	—	27,991	1,385,358
Total Municipals*	—	258,267	—	258,267
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	15,251,446	—	15,251,446
Securities Lending Reinvestments
Certificates of Deposit	—	72,292,101	—	72,292,101
Commercial Paper	—	15,924,012	—	15,924,012
Repurchase Agreements	—	204,437,966	—	204,437,966
Time Deposits	—	38,000,000	—	38,000,000
Mutual Funds	16,000,000	—	—	16,000,000
Total Securities Lending Reinvestments	16,000,000	330,654,079	—	346,654,079
Purchased Options
Foreign Currency Options at Value	—	1,390,478	—	1,390,478
Options on Exchange-Traded Futures Contracts at Value	240,536	—	—	240,536
Total Purchased Options	240,536	1,390,478	—	1,631,014
Total Net Investments	$24,294,950	$2,447,795,440	$10,782,996	$2,482,873,386

Collateral for Securities Loaned (Liability)	$—	$(346,426,548)	$—	$(346,426,548)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$9,282,834	$—	$9,282,834
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(8,154,479)	—	(8,154,479)
Total Forward Contracts	$—	$1,128,355	$—	$1,128,355
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$42,164,008	$—	$—	$42,164,008
Futures Contracts (Unrealized Depreciation)	(848,255)	—	—	(848,255)
Total Futures Contracts	$41,315,753	$—	$—	$41,315,753
Written Options
Foreign Currency Options at Value	$—	$(451,444)	$—	$(451,444)
Options on Exchange-Traded Futures Contracts at Value	(364,418)	—	—	(364,418)
Total Written Options	$(364,418)	$(451,444)	$—	$(815,862)

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,839,478	$—	$1,839,478
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,367,269)	—	(7,367,269)
Total Centrally Cleared Swap Contracts	$—	$(5,527,791)	$—	$(5,527,791)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$208,854	$—	$208,854
OTC Swap Contracts at Value (Liabilities)	—	(99,613)	—	(99,613)
Total OTC Swap Contracts	$—	$109,241	$—	$109,241

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

During the year ended December 31, 2023, transfers into Level 3 in the amount of $16,712,986 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b) (c)	$2,482,873,386
Cash	745,272
Cash denominated in foreign currencies (d)	13,049,596
Cash collateral (e)	38,912,108
OTC swap contracts at market value (f)	208,854
Unrealized appreciation on forward foreign currency exchange contracts	9,282,834
Receivable for:
Investments sold	7,309,982
Fund shares sold	622,114
Interest	30,281,518
Variation margin on futures contracts	4,912,242
Interest on OTC swap contracts	4,204
Variation margin on centrally cleared swap contracts	163,212
Prepaid expenses	8,244

Total Assets	2,588,373,566
Liabilities
Written options at value (g)	815,862
OTC swap contracts at market value (h)	99,613
Unrealized depreciation on forward foreign currency exchange contracts	8,154,479
Collateral for securities loaned	346,426,548
Cash collateral for OTC option contacts	950,000
Payables for:
Investments purchased	21,882,276
TBA securities purchased	2,172,164
Fund shares redeemed	644,028
Premium on purchased options	240,217
Interest on OTC swap contracts	381
Accrued Expenses:
Management fees	967,444
Distribution and service fees	163,119
Deferred trustees’ fees	306,049
Other expenses	296,806

Total Liabilities	383,118,986

Net Assets	$2,205,254,580

Net Assets Consist of:
Paid in surplus	$2,701,327,879
Distributable earnings (Accumulated losses)	(496,073,299)

Net Assets	$2,205,254,580

Net Assets
Class A	$1,367,933,887
Class B	698,727,776
Class E	138,592,917
Capital Shares Outstanding*
Class A	124,622,557
Class B	64,321,833
Class E	12,701,589
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.98
Class B	10.86
Class E	10.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,584,691,401.
(b)	Includes securities loaned at value of $376,565,675.
(c)	Investments at value is net of unfunded loan commitments of $493,333.
(d)	Identified cost of cash denominated in foreign currencies was $12,708,880
(e)	Includes collateral of $18,246,908 for futures contracts, $240,000 for OTC option contracts and OTC swap contracts, and $20,425,200 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $25,919.
(g)	Premiums received on written options were $744,311.
(h)	Net premium received on OTC swap contracts was $49,450.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$1,354,511
Interest (a)	170,018,973
Securities lending income	1,044,041

Total investment income	172,417,525
Expenses
Management fees	12,569,327
Administration fees	107,710
Custodian and accounting fees	300,005
Distribution and service fees—Class B	1,719,818
Distribution and service fees—Class E	209,742
Audit and tax services	102,621
Legal	49,341
Trustees’ fees and expenses	46,220
Shareholder reporting	118,438
Insurance	20,710
Miscellaneous	35,353

Total expenses	15,279,285
Less management fee waiver	(1,045,817)

Net expenses	14,233,468

Net Investment Income	158,184,057

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(104,986,676)
Purchased options	(12,467,915)
Futures contracts	(87,794,064)
Written options	4,394,091
Swap contracts	(2,583,647)
Foreign currency transactions	2,753,131
Forward foreign currency transactions	3,741,339

Net realized gain (loss)	(196,943,741)

Net change in unrealized appreciation (depreciation) on:
Investments	172,129,023
Purchased options	2,016,462
Futures contracts	64,776,942
Written options	(538,622)
Swap contracts	617,741
Foreign currency transactions	(311,508)
Forward foreign currency transactions	(3,195,795)

Net change in unrealized appreciation (depreciation)	235,494,243

Net realized and unrealized gain (loss)	38,550,502

Net Increase (Decrease) in Net Assets From Operations	$196,734,559

(a)	Net of foreign withholding taxes of $135,748.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$158,184,057	$136,427,170
Net realized gain (loss)	(196,943,741)	(261,837,234)
Net change in unrealized appreciation (depreciation)	235,494,243	(363,442,900)

Increase (decrease) in net assets from operations	196,734,559	(488,852,964)

From Distributions to Shareholders
Class A	(90,318,027)	(93,994,936)
Class B	(43,728,800)	(44,422,317)
Class E	(9,014,042)	(9,671,952)

Total distributions	(143,060,869)	(148,089,205)

Increase (decrease) in net assets from capital share transactions	(68,706,337)	(188,743,143)

Total increase (decrease) in net assets	(15,032,647)	(825,685,312)

Net Assets
Beginning of period	2,220,287,227	3,045,972,539

End of period	$2,205,254,580	$2,220,287,227

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,435,159	$25,907,780	1,315,656	$15,365,983
Reinvestments	8,701,159	90,318,027	8,568,363	93,994,936
Redemptions	(15,878,941)	(169,015,191)	(21,420,235)	(255,304,453)

Net increase (decrease)	(4,742,623)	$(52,789,384)	(11,536,216)	$(145,943,534)

Class B
Sales	3,022,691	$31,935,935	2,908,805	$34,162,427
Reinvestments	4,249,640	43,728,800	4,082,933	44,422,317
Redemptions	(7,898,744)	(83,486,126)	(9,234,182)	(108,086,123)

Net increase (decrease)	(626,413)	$(7,821,391)	(2,242,444)	$(29,501,379)

Class E
Sales	422,658	$4,487,539	607,209	$7,561,747
Reinvestments	872,608	9,014,042	885,710	9,671,952
Redemptions	(2,030,606)	(21,597,143)	(2,587,227)	(30,531,929)

Net increase (decrease)	(735,340)	$(8,095,562)	(1,094,308)	$(13,298,230)

Increase (decrease) derived from capital shares transactions		$(68,706,337)		$(188,743,143)

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.72	$13.73	$13.87	$13.81	$12.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.78	0.65	0.62	0.68	0.71
Net realized and unrealized gain (loss)	0.21	(2.93)	(0.24)	0.20	1.09

Total income (loss) from investment operations	0.99	(2.28)	0.38	0.88	1.80

Less Distributions
Distributions from net investment income	(0.73)	(0.73)	(0.52)	(0.82)	(0.67)

Total distributions	(0.73)	(0.73)	(0.52)	(0.82)	(0.67)

Net Asset Value, End of Period	$10.98	$10.72	$13.73	$13.87	$13.81

Total Return (%) (b)	9.64 (c)	(16.66)	2.82	6.92	14.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (d)	0.56	0.55	0.54	0.55	0.54
Ratio of net investment income (loss) to average net assets (%)	7.29	5.51	4.55	5.17	5.32
Portfolio turnover rate (%)	47 (e)	28	69 (e)	66 (e)	58 (e)
Net assets, end of period (in millions)	$1,367.9	$1,387.4	$1,934.4	$1,971.5	$2,007.9

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.62	$13.59	$13.73	$13.69	$12.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.75	0.61	0.58	0.64	0.67
Net realized and unrealized gain (loss)	0.19	(2.89)	(0.23)	0.18	1.08

Total income (loss) from investment operations	0.94	(2.28)	0.35	0.82	1.75

Less Distributions
Distributions from net investment income	(0.70)	(0.69)	(0.49)	(0.78)	(0.63)

Total distributions	(0.70)	(0.69)	(0.49)	(0.78)	(0.63)

Net Asset Value, End of Period	$10.86	$10.62	$13.59	$13.73	$13.69

Total Return (%) (b)	9.22	(16.93)	2.61	6.61	14.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (d)	0.81	0.80	0.79	0.80	0.79
Ratio of net investment income (loss) to average net assets (%)	7.05	5.28	4.30	4.92	5.07
Portfolio turnover rate (%)	47 (e)	28	69 (e)	66 (e)	58 (e)
Net assets, end of period (in millions)	$698.7	$689.6	$913.2	$879.8	$852.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.66	$13.65	$13.79	$13.73	$12.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.76	0.63	0.60	0.66	0.69
Net realized and unrealized gain (loss)	0.20	(2.91)	(0.24)	0.19	1.08

Total income (loss) from investment operations	0.96	(2.28)	0.36	0.85	1.77

Less Distributions
Distributions from net investment income	(0.71)	(0.71)	(0.50)	(0.79)	(0.65)

Total distributions	(0.71)	(0.71)	(0.50)	(0.79)	(0.65)

Net Asset Value, End of Period	$10.91	$10.66	$13.65	$13.79	$13.73

Total Return (%) (b)	9.30	(16.78)	2.68	6.77	14.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.71	0.70	0.69	0.70	0.69
Ratio of net investment income (loss) to average net assets (%)	7.14	5.37	4.40	5.03	5.17
Portfolio turnover rate (%)	47 (e)	28	69 (e)	66 (e)	58 (e)
Net assets, end of period (in millions)	$138.6	$143.3	$198.3	$215.1	$224.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 46%, 69%, 63%, and 52% for the years ended December 31, 2023, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage-and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage-and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2023, the Portfolio had open unfunded loan commitments of $493,333. At December 31, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

BHFTII-36

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTII-37

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $15,251,446. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $204,437,966. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-38

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(51,821)	$—	$—	$—	$(51,821)
Corporate Bonds & Notes	(346,374,727)	—	—	—	(346,374,727)
Total Borrowings	$(346,426,548)	$—	$—	$—	$(346,426,548)
Gross amount of recognized liabilities for securities lending transactions					$(346,426,548)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used

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to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that

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the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads

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generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (e)	$194,516
	OTC swap contracts at market value	141,737
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	1,606,821	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$6,887,373
	Unrealized appreciation on futures contracts (a) (c)	42,164,008	Unrealized depreciation on futures contracts (a) (c)	848,255
			Written options at value (a)	341,243
Credit	OTC swap contracts at market value (d)	67,117	OTC swap contracts at market value (d)	99,613
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	232,657	Unrealized depreciation on centrally cleared swap contracts (a) (b)	479,896
Equity	Investments at market value (a) (e)	46,020
			Written options at value (a)	23,175
Foreign Exchange	Investments at market value (e)	1,390,478
	Unrealized appreciation on forward foreign currency exchange contracts	9,282,834	Unrealized depreciation on forward foreign currency exchange contracts	8,154,479
			Written options at value	451,444

Total		$55,126,188		$17,285,478

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $4,204 and OTC swap interest payable of $381.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$725,278	$—	$—	$725,278
BNP Paribas SA	3,748,627	(3,748,627)	—	—
Citibank NA	868,724	(764,177)	(104,547)	—
Goldman Sachs Bank USA	1,491,799	(341,499)	(485,178)	665,122
JPMorgan Chase Bank NA	2,298,985	(2,098,656)	—	200,329
Morgan Stanley Capital Services LLC	1,748,753	(1,286,651)	—	462,102

	$10,882,166	$(8,239,610)	$(589,725)	$2,052,831

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas SA	$4,214,553	$(3,748,627)	$—	$465,926
Citibank NA	764,177	(764,177)	—	—
Goldman Sachs Bank USA	341,499	(341,499)	—	—
JPMorgan Chase Bank NA	2,098,656	(2,098,656)	—	—
Morgan Stanley Capital Services LLC	1,286,651	(1,286,651)	—	—

	$8,705,536	$(8,239,610)	$—	$465,926

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(598,856)	$(259,622)	$(8,582,347)	$(3,027,090)	$(12,467,915)
Forward foreign currency transactions	—	—	—	3,741,339	3,741,339
Futures contracts	(87,794,064)	—	—	—	(87,794,064)
Swap contracts	(378,069)	(2,205,578)	—	—	(2,583,647)
Written options	420,356	744,901	2,385,237	843,597	4,394,091

	$(88,350,633)	$(1,720,299)	$(6,197,110)	$1,557,846	$(94,710,196)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(192,971)	$434,317	$755,350	$1,019,766	$2,016,462
Forward foreign currency transactions	—	—	—	(3,195,795)	(3,195,795)
Futures contracts	64,776,942	—	—	—	64,776,942
Swap contracts	(868,831)	1,486,572	—	—	617,741
Written options	(112,516)	186,722	(303,665)	(309,163)	(538,622)

	$63,602,624	$2,107,611	$451,685	$(2,485,192)	$63,676,728

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For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$135,390,000
Forward foreign currency transactions	412,088,022
Futures contracts long	1,803,256,472
Futures contracts short	(176,825,124)
Swap contracts	277,507,181
Written options	(235,208,086)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$82,085,710	$893,286,794	$120,838,695	$917,142,171

Purchases and sales of TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$13,372,066	$11,154,164

BHFTII-45

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$12,569,327	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company, LLC (“Western Asset”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Western Asset may delegate to its affiliate, Western Asset Management Company Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies, and may delegate to its affiliate, Western Asset Management Company Pte. Ltd., any of its responsibilities with respect to transactions in investments exposed to China.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee.

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,596,076,492

Gross unrealized appreciation	45,672,781
Gross unrealized (depreciation)	(163,082,738)

Net unrealized appreciation (depreciation)	$(117,409,957)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$143,060,869	$148,089,205	$—	$—	$143,060,869	$148,089,205

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$158,363,664	$—	$(116,880,040)	$(537,250,873)	$(495,767,249)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $153,201,209 and accumulated long-term capital losses of $384,049,664.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management Strategic Bond Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-48

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed-end fund);** Until 2021, Director, Mid-Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-49

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-50

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTII-51

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTII-52

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser, Western Asset Management Company, LLC and Western Asset Management Company Pte. Ltd. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also considered that the Portfolio outperformed its blended benchmark for the one-and three-year periods ended October 31, 2023 and underperformed its blended benchmark for the five-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance,

BHFTII-53

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-54

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 4.87%, 4.59%, and 4.70%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Intermediate Government Bond Index¹, returned 4.30%.

MARKET ENVIRONMENT / CONDITIONS

2023 was marked by market volatility, including a significant rise—and subsequent sharp fall—in U.S. Treasury (“UST”) yields as well as spread-tightening across spread sectors. The market digested shifting fundamental crosscurrents including continued U.S. economic resilience, moderating inflation and a data-dependent U.S. Federal Reserve (the “Fed”) outlook. During the first quarter of 2023, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation guaranteed uninsured deposits. Midway through the year, strong economic momentum, continued signs of labor market tightness and higher fed funds rate expectations from the Federal Open Market Committee (“FOMC”) members revived a “higher-for-longer” fed funds narrative. Concerns over UST supply also put upward pressure on long-term yields with the 30- and 10-year yields surpassing the 5% mark for the first time since the global financial crisis. However, softer inflation readings ultimately set the stage for the Fed to slow the pace of rate hikes and ultimately hold the fed funds target rate range steady at 5.25% to 5.50% during the last three meetings of the year. The Fed’s December “dot plot” showed the median FOMC member was expecting 75 basis points in rate cuts during 2024. During the fourth quarter of 2023, optimism that the Fed might have succeeded in controlling inflation while averting an economic “hard landing”—coupled with the possibility of less restrictive policy rates next year—spurred UST yields to change course and plummet with the yield on the 10-year UST ultimately ending the year at 3.88%, close to where it began 2023.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve-month period ended December 31, 2023, the Western Asset Management U.S. Government Portfolio had a positive return and outperformed its benchmark, the Bloomberg U.S. Intermediate Government Bond Index (the “Index”).

Over the twelve-month period, the most significant contributor to the Portfolio’s performance was its interest rate positioning, including both duration and yield curve. The Portfolio generally maintained a modest duration overweight, and tactically added at the start of the fourth quarter of the year, which contributed to performance as yields significantly fell. Tactical yield curve positioning that was generally overweight the intermediate and long end segments and underweight the front end (2-year Key Rate Duration) modestly contributed as yield curve movement was mixed, but the full yield curve (3-month to 30-year) ended flatter over the course of the reporting period. The second largest contributor to performance was the Portfolio’s tactical positioning in Agency Mortgage-Backed Securities (“MBS”) as spreads fluctuated but ultimately tightened during the period. The third largest contributor to performance was the Portfolio’s overweight exposure to structured products, including Non-Agency Residential MBS and Commercial MBS (“CMBS”), as structured product spreads were mostly tighter during the period. The fourth largest contributor was the Portfolio’s overweight exposure to Emerging Markets (“EM”) as U.S. dollar-denominated EM bond spreads tightened. Finally, exposures to Agency Debentures contributed as spreads tightened, particularly during the first half of 2023.

The Portfolio’s modest exposure to Treasury Inflation-Protected Securities (“TIPS”) was the main detractor from performance as breakeven inflation rates fluctuated but ultimately ended lower during the reporting period.

During the twelve-month period ended December 31, 2023, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Agency MBS derivatives to gain exposure to specific characteristics of Agency MBS. The net impact of all derivative transactions on the Portfolio’s performance was slightly negative.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed By Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

As of December 31, 2023, the Portfolio continued to be overweight duration and spread products. It was underweight U.S. Treasuries relative to the Index. The Portfolio was overweight Agency Debentures and modestly overweight Agency MBS. At period-end, the Portfolio also held out-of-benchmark exposures to EM Debt, structured products (including Non-Agency Residential MBS and CMBS) and TIPS.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	4.87	0.95	1.23
Class B	4.59	0.70	0.98
Class E	4.70	0.81	1.07
Bloomberg U.S. Intermediate Government Bond Index	4.30	1.03	1.24

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	50.1
Agency Mortgage-Backed Securities	36.7
Foreign Government	5.1
Corporate Bonds & Notes	4.3
Non-Agency Mortgage-Backed Securities	3.8

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.50%	$1,000.00	$1,031.30	$2.56
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

Class B (a)	Actual	0.75%	$1,000.00	$1,030.50	$3.84
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class E (a)	Actual	0.65%	$1,000.00	$1,031.40	$3.33
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—86.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—36.7%
Federal Home Loan Mortgage Corp.
1.500%, 05/01/41	3,808,616	$3,161,950
1.500%, 07/01/41	2,809,701	2,328,268
1.500%, 10/01/41	679,484	563,049
1.500%, 11/01/41	85,732	71,041
2.000%, 10/01/40	2,322,546	1,999,044
2.000%, 07/01/41	2,267,487	1,945,283
2.000%, 09/01/41	3,356,836	2,872,929
2.000%, 11/01/41	1,413,864	1,216,433
2.000%, 12/01/41	2,998,686	2,562,307
2.000%, 01/01/42	2,458,818	2,100,981
2.000%, 08/01/42	2,512,931	2,145,655
2.000%, 11/01/50	844,154	702,356
2.000%, 02/01/51	2,170,376	1,802,640
2.000%, 03/01/51	2,292,417	1,906,344
2.000%, 04/01/51	1,968,534	1,641,369
2.000%, 05/01/51	3,531,610	2,918,186
2.000%, 06/01/51	4,580,054	3,780,602
2.000%, 08/01/51	1,260,767	1,032,496
2.000%, 11/01/51	515,686	427,615
2.000%, 02/01/52	90,064	74,661
2.106%, 5Y H15 + 1.285%, 03/01/47 (a)	244,756	228,086
2.500%, 04/01/41	147,778	131,570
2.500%, 06/01/50	119,540	102,784
2.500%, 10/01/50	1,088,445	943,044
2.500%, 11/01/50	3,529,847	3,056,289
2.500%, 12/01/50	3,911,841	3,381,028
2.500%, 01/01/51	1,113,049	954,291
2.500%, 02/01/51	130,851	112,019
2.500%, 03/01/51	215,523	187,476
2.500%, 05/01/51	155,345	135,259
2.500%, 07/01/51	4,539,248	3,892,027
2.500%, 08/01/51	2,913,662	2,511,714
2.500%, 09/01/51	1,461,779	1,262,186
2.500%, 11/01/51	1,448,574	1,248,410
2.500%, 01/01/52	13,393,179	11,535,567
2.500%, 02/01/52	1,139,175	981,939
2.500%, 03/01/52	619,693	533,897
2.871%, 1Y RFUCCT + 1.619%, 11/01/47 (a)	926,953	889,179
3.000%, 09/01/32	163,712	156,579
3.000%, 04/01/38	320,450	296,915
3.000%, 10/01/46	251,394	228,858
3.000%, 04/01/47	446,599	405,544
3.000%, 09/01/48	1,048,025	944,696
3.000%, 09/01/49	3,089,182	2,784,339
3.000%, 11/01/49	677,213	609,693
3.000%, 01/01/50	42,483	38,494
3.000%, 03/01/50	60,994	54,905
3.000%, 05/01/50	175,085	157,785
3.000%, 03/01/52	533,337	471,891
3.000%, 04/01/52	809,899	716,547
3.006%, 1Y RFUCCT + 1.628%, 11/01/48 (a)	3,129,229	2,967,149
3.098%, 1Y RFUCCT + 1.621%, 02/01/50 (a)	1,539,274	1,458,856
3.500%, 04/01/33	1,487,154	1,446,636
3.500%, 01/01/38	1,778,495	1,689,852
3.500%, 10/01/42	377,134	354,300

Agency Sponsored Mortgage—Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.500%, 02/01/44	148,045	138,715
3.500%, 06/01/46	248,369	233,190
3.500%, 07/01/47	3,997,311	3,730,311
3.500%, 01/01/48	80,298	74,934
3.500%, 04/01/52	1,612,215	1,492,089
4.000%, 04/01/43	514,855	500,236
4.000%, 07/01/43	1,406,873	1,370,406
4.000%, 08/01/43	1,472,316	1,427,336
4.220%, 08/01/33	100,000	97,456
4.500%, 06/01/38	446,098	448,072
4.500%, 04/01/47	264,832	261,003
4.500%, 05/01/47	243,666	240,987
4.500%, 06/01/47	443,667	440,238
4.500%, 04/01/49	216,402	213,132
4.500%, 06/01/52	3,943,594	3,841,153
5.000%, 08/01/33	7,985	8,126
5.000%, 01/01/36	10,109	10,272
5.000%, 01/01/40	7,191	7,279
5.000%, 04/01/41	9,009	9,168
5.000%, 06/01/41	930,646	936,878
5.000%, 04/01/44	16,721	16,944
5.000%, 07/01/52	1,798,503	1,781,599
5.000%, 12/01/52	374,317	370,625
5.000%, 01/01/53	1,010,152	1,000,658
5.000%, 03/01/53	564,715	561,605
5.000%, 04/01/53	779,509	771,473
5.000%, 05/01/53	1,257,451	1,252,861
5.500%, 04/01/53	2,288,219	2,299,494
5.500%, 05/01/53	285,490	287,305
5.500%, 07/01/53	392,910	394,923
5.500%, 08/01/53	1,247,615	1,253,726
5.500%, 09/01/53	496,984	500,034
6.000%, 10/01/36	240,315	249,874
6.000%, 07/01/53	191,654	196,650
6.000%, 09/01/53	984,823	1,005,974
6.500%, 09/01/39	82,991	87,119
8.000%, 09/01/30	1,110	1,157
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 0.363%, 12/25/28 (a) (b)	62,986,701	979,607
0.482%, 01/25/34 (a) (b)	52,258,136	1,756,856
0.508%, 01/25/29 (a) (b)	84,798,929	1,886,072
0.743%, 09/25/27 (a) (b)	16,705,738	390,390
0.850%, 11/25/30 (a) (b)	31,716,530	1,414,043
0.879%, 11/25/30 (a) (b)	41,737,809	1,970,425
3.291%, 03/25/27	4,670,000	4,492,911
Federal Home Loan Mortgage Corp. REMICS 2.000%, 03/25/51 (b)	1,595,985	214,982
2.500%, 05/25/50 (b)	705,051	109,248
2.500%, 01/25/51 (b)	22,162,926	3,511,414
4.500%, 04/15/32	105,829	104,140
6.000%, 05/15/36	162,940	170,865
Federal Home Loan Mortgage Corp. STACR REMICS Trust 6.337%, SOFR30A + 1.000%, 01/25/42 (144A) (a)	2,222,108	2,214,837
6.637%, SOFR30A + 1.300%, 02/25/42 (144A) (a)	2,044,842	2,044,850
6.837%, SOFR30A + 1.500%, 10/25/41 (144A) (a)	2,270,000	2,250,139
7.437%, SOFR30A + 2.100%, 10/25/33 (144A) (a)	980,000	983,092
7.737%, SOFR30A + 2.400%, 02/25/42 (144A) (a)	3,420,000	3,460,532

BHFTII-5

See accompanying notes to financial statements.

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
7.637%, SOFR30A + 2.300%, 08/25/33 (144A) (a)	1,735,270	$1,751,570
Federal National Mortgage Association
1.500%, 04/01/41	318,196	264,689
2.000%, 08/01/40	68,085	58,611
2.000%, 11/01/41	3,941,605	3,389,216
2.000%, 12/01/41	170,700	145,885
2.000%, 06/01/42	3,681,303	3,143,900
2.000%, 08/01/42	1,063,462	906,140
2.000%, 08/01/50	128,975	107,594
2.000%, 09/01/50	208,509	172,083
2.000%, 10/01/50	1,278,903	1,051,994
2.000%, 12/01/50	2,667,592	2,195,026
2.000%, 01/01/51	6,185,657	5,141,598
2.000%, 02/01/51	4,239,508	3,515,264
2.000%, 03/01/51	7,718,239	6,393,515
2.000%, 04/01/51	4,512,067	3,713,396
2.000%, 05/01/51	3,576,233	2,931,708
2.000%, 08/01/51	942,600	776,884
2.000%, 10/01/51	1,903,179	1,582,780
2.000%, 02/01/52	958,322	794,639
2.000%, 03/01/52	4,903,655	4,057,019
2.149%, 02/01/32 (a)	437,412	367,985
2.500%, 10/01/40	2,757,262	2,455,071
2.500%, 03/01/41	452,946	403,276
2.500%, 04/01/41	775,992	690,893
2.500%, 05/01/41	1,758,426	1,568,880
2.500%, 06/01/50	423,719	364,870
2.500%, 10/01/50	2,339,049	2,004,524
2.500%, 11/01/50	411,605	355,385
2.500%, 12/01/50	209,787	180,174
2.500%, 01/01/51	305,596	264,101
2.500%, 02/01/51	1,680,698	1,444,586
2.500%, 03/01/51	368,885	318,782
2.500%, 04/01/51	690,316	597,089
2.500%, 05/01/51	1,542,858	1,320,270
2.500%, 06/01/51	2,590,165	2,231,768
2.500%, 07/01/51	2,437,805	2,107,470
2.500%, 08/01/51	836,632	721,071
2.500%, 09/01/51	2,178,684	1,882,464
2.500%, 10/01/51	3,219,181	2,768,398
2.500%, 11/01/51	1,405,926	1,215,415
2.500%, 12/01/51	8,308,342	7,149,720
2.500%, 01/01/52	3,455,811	2,967,334
2.500%, 02/01/52	3,303,480	2,842,248
2.500%, 03/01/52	1,424,699	1,225,563
2.500%, 04/01/52	355,287	305,722
2.500%, 09/01/61	5,101,568	4,224,602
2.930%, 07/01/28	2,506,483	2,364,651
2.930%, 06/01/30	149,110	137,077
3.000%, 07/01/35	396,273	371,411
3.000%, 02/01/36	617,440	577,020
3.000%, 04/01/36	460,293	430,364
3.000%, 07/01/36	990,308	923,529
3.000%, 08/01/36	5,148,854	4,799,352

Agency Sponsored Mortgage—Backed—(Continued)
Federal National Mortgage Association
3.000%, 10/01/36	2,041,560	1,900,371
3.000%, 12/01/36	1,695,318	1,578,045
3.000%, 12/01/37	399,901	369,071
3.000%, 06/01/38	521,402	486,722
3.000%, 09/01/42	1,075,973	992,471
3.000%, 06/01/43	158,773	145,923
3.000%, 07/01/43	389,134	357,640
3.000%, 10/01/43	364,542	335,069
3.000%, 01/01/45	326,053	299,696
3.000%, 08/01/46	343,279	312,645
3.000%, 09/01/46	256,549	233,651
3.000%, 02/01/47	78,570	72,212
3.000%, 08/01/47	38,054	34,659
3.000%, 11/01/48	3,435,468	3,125,260
3.000%, 01/01/50	83,754	75,497
3.000%, 02/01/50	10,277,187	9,327,195
3.000%, 03/01/50	5,480,777	4,934,992
3.000%, 08/01/50	338,980	303,166
3.000%, 11/01/50	505,762	456,552
3.000%, 06/01/51	358,702	324,360
3.000%, 08/01/51	1,800,827	1,626,813
3.000%, 09/01/51	310,101	276,198
3.000%, 11/01/51	408,380	368,410
3.000%, 12/01/51	664,292	599,200
3.000%, 01/01/52	1,417,084	1,278,396
3.000%, 03/01/52	4,306,811	3,873,547
3.500%, 12/01/34	115,120	110,302
3.500%, 01/01/35	78,989	75,684
3.500%, 02/01/37	142,054	135,597
3.500%, 03/01/37	90,083	86,539
3.500%, 12/01/37	148,590	141,342
3.500%, 08/01/39	144,837	138,416
3.500%, 02/01/40	570,954	547,018
3.500%, 06/01/42	2,280,837	2,131,445
3.500%, 08/01/42	2,547,859	2,393,611
3.500%, 09/01/42	185,815	174,565
3.500%, 10/01/42	1,320,383	1,240,445
3.500%, 12/01/42	150,402	141,918
3.500%, 03/01/43	912,316	863,938
3.500%, 12/01/46	1,507,634	1,420,489
3.500%, 03/01/47	127,408	118,905
3.500%, 11/01/48	380,214	355,087
3.500%, 06/01/49	9,369,183	8,743,903
3.500%, 03/01/50	149,174	138,846
3.500%, 01/01/52	767,870	714,091
3.500%, 03/01/52	1,300,170	1,207,939
3.500%, 05/01/52	3,018,159	2,792,174
4.000%, 02/01/40	291,375	284,154
4.000%, 06/01/42	2,129,576	2,075,900
4.000%, 07/01/42	622,085	605,312
4.000%, 10/01/42	704,015	683,072
4.000%, 11/01/42	501,102	486,197
4.000%, 05/01/43	5,437,906	5,291,861
4.000%, 07/01/43	18,321	17,776
4.000%, 08/01/43	482,760	468,395
4.000%, 10/01/43	2,677,401	2,604,352

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Federal National Mortgage Association
4.000%, 09/01/44	408,300	$393,633
4.000%, 05/01/48	3,227,049	3,108,063
4.000%, 10/01/48	1,636,488	1,571,254
4.000%, 07/01/52	1,578,589	1,493,292
4.230%, 10/01/32	100,000	98,104
4.500%, 11/01/31	178,216	177,376
4.500%, 12/01/31	226,208	224,831
4.500%, 10/01/44	517,560	513,698
4.500%, 01/01/45	42,439	42,132
4.500%, 06/01/47	158,324	156,847
4.500%, 07/01/47	571,762	565,551
4.500%, 08/01/47	39,423	39,121
4.500%, 06/01/48	202,765	200,692
4.500%, 07/01/48	442,912	436,824
4.500%, 08/01/48	718,972	708,941
4.500%, 11/01/48	378,570	373,249
4.500%, 02/01/49	146,619	144,467
4.500%, 08/01/49	163,375	161,601
4.500%, 09/01/49	1,982,290	1,954,654
4.500%, 11/01/49	578,966	574,409
4.500%, 04/01/50	107,636	104,805
4.500%, 06/01/52	252,925	245,250
4.500%, 07/01/52	3,939,430	3,827,215
4.500%, 08/01/58	736,431	717,266
4.500%, 01/01/59	1,535,737	1,495,770
4.720%, 05/01/33	200,000	203,520
4.820%, 07/01/33	100,000	102,066
4.880%, 09/01/28	1,702,000	1,737,590
5.000%, 01/01/39	3,224	3,277
5.000%, 12/01/39	5,277	5,363
5.000%, 05/01/40	13,922	14,144
5.000%, 07/01/40	10,174	10,339
5.000%, 11/01/40	259,881	264,095
5.000%, 01/01/41	20,824	21,145
5.000%, 02/01/41	20,571	20,904
5.000%, 04/01/41	28,385	28,810
5.000%, 05/01/41	618,734	628,518
5.000%, 06/01/41	51,496	52,268
5.000%, 12/01/47	1,265,301	1,285,750
5.000%, 06/01/52	436,232	435,709
5.000%, 07/01/52	1,310,797	1,320,076
5.000%, 10/01/52	655,519	649,779
5.000%, 11/01/52	732,266	724,953
5.000%, 12/01/52	94,578	93,631
5.000%, 01/01/53	476,157	471,682
5.000%, 02/01/53	478,705	474,203
5.000%, 06/01/53	879,297	878,892
5.000%, 07/01/53	758,885	767,481
5.100%, 12/01/33	300,000	314,136
5.340%, 09/01/28	200,000	208,062
5.360%, 12/01/33	1,000,000	1,067,764
5.490%, 10/01/33	99,850	106,140
5.500%, 10/01/33	99,850	106,214
5.500%, 11/01/33 (c) (d)	300,000	319,025
5.500%, 08/01/52	165,727	166,454
5.500%, 10/01/52	180,294	181,301

Agency Sponsored Mortgage—Backed—(Continued)
Federal National Mortgage Association
5.500%, 11/01/52	1,972,163	1,984,691
5.500%, 04/01/53	382,579	385,189
5.500%, 05/01/53	670,622	673,737
5.500%, 06/01/53	1,867,642	1,877,356
5.500%, 07/01/53	580,991	585,994
5.500%, 08/01/53	1,097,679	1,107,568
5.850%, 11/01/33	700,000	772,425
6.000%, 07/01/41	176,763	184,649
6.000%, 12/01/52	1,244,522	1,266,621
6.000%, 03/01/53	752,233	765,010
6.000%, 06/01/53	5,586,951	5,729,837
6.000%, 07/01/53	286,703	296,900
6.500%, 03/01/26	208	215
6.500%, 04/01/29	18,780	19,682
6.500%, 05/01/32	3,451	3,518
7.000%, 02/01/29	182	188
7.000%, 11/01/37	12,047	12,429
7.000%, 12/01/37	6,557	6,765
7.000%, 02/01/38	2,392	2,468
7.000%, 11/01/38	25,881	26,956
7.000%, 02/01/39	293,610	309,333
8.000%, 05/01/28	211	211
8.000%, 07/01/32	596	609
Federal National Mortgage Association Interest STRIPS
2.000%, 03/25/50 (b)	2,490,964	296,812
2.500%, 01/25/48 (b)	920,067	106,987
3.500%, 11/25/41 (b)	584,928	88,346
4.000%, 04/25/42 (b)	843,705	154,657
4.500%, 11/25/39 (b)	469,481	86,499
Federal National Mortgage Association REMICS
Zero Coupon, 03/25/42 (e)	126,219	113,492
0.698%, -1 x SOFR30A + 6.036%, 03/25/42 (a) (b)	2,053,157	124,847
0.698%, -1 x SOFR30A + 6.036%, 12/25/42 (a) (b)	227,122	29,569
1.098%, -1 x SOFR30A + 6.436%, 10/25/41 (a) (b)	1,427,697	120,302
1.198%, -1 x SOFR30A + 6.536%, 03/25/42 (a) (b)	496,460	33,600
2.000%, 10/25/50 (b)	4,714,269	574,812
2.500%, 10/25/47 (b)	792,353	111,696
2.500%, 12/25/47 (b)	843,871	112,783
2.500%, 04/25/48 (b)	814,091	116,829
2.500%, 08/25/50 (b)	10,079,195	1,634,028
2.500%, 09/25/50 (b)	702,201	110,997
3.000%, 02/25/51 (b)	662,291	106,810
3.500%, 10/25/48	32,579	30,298
4.490%, 01/25/43 (a)	100,678	96,426
5.500%, 07/25/41	2,730,024	2,816,843
5.500%, 04/25/42	654,061	670,959
6.000%, 05/25/42	363,029	380,502
6.500%, 06/25/39	9,402	9,564
6.500%, 07/25/42	696,259	745,474
Federal National Mortgage Association-Aces
2.232%, 02/25/27	586,643	555,857
3.061%, 05/25/27 (a)	158,146	151,675
Government National Mortgage Association
Zero Coupon, 09/16/46 (a) (b)	7,645,960	76
0.029%, 03/16/49 (a) (b)	1,184,683	133

.

BHFTII-7

See accompanying notes to financial statements.

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Government National Mortgage Association
0.051%, 10/16/54 (a)(b)	10,362,952	$13,630
0.111%, 02/16/53 (a)(b)	3,841,386	7,682
0.125%, 04/16/54 (a)(b)	9,745,699	29,425
0.152%, 02/16/48 (a)(b)	820,788	2,867
0.618%, 03/16/60 (a)(b)	1,422,517	49,513
0.628%, 09/16/55 (a)(b)	6,225,649	153,913
0.633%, 10/16/58 (a)(b)	11,232,146	385,433
0.640%, 02/16/61 (a)(b)	1,350,414	66,139
0.706%, 12/16/59 (a)(b)	26,362,089	1,077,548
1.008%, 02/16/46 (a)(b)	2,711,717	58,296
1.500%, 06/16/63	2,518,724	1,913,865
2.000%, 08/20/50	122,249	103,514
2.000%, 03/20/51	3,250,722	2,686,098
2.500%, 10/20/49	365,607	321,691
2.500%, 06/20/51	81,928	70,869
2.500%, 08/20/51	80,569	69,690
2.500%, 10/20/51	333,768	288,695
2.500%, 12/20/51	171,144	148,047
2.500%, 08/20/52	10,869,601	9,506,908
3.000%, 09/15/42	290,308	265,038
3.000%, 10/15/42	1,568,559	1,423,492
3.000%, 11/15/42	567,778	511,405
3.000%, 11/20/46	157,830	144,861
3.000%, 09/20/47	50,232	46,031
3.000%, 11/20/47	63,743	58,438
3.000%, 12/20/47	676,331	619,204
3.000%, 01/20/50	595,825	540,169
3.000%, 02/20/51	100,322	91,539
3.000%, 09/20/51	7,376,437	6,680,872
3.000%, 11/20/51	776,019	705,200
3.000%, 01/20/52	92,289	82,588
3.000%, 02/20/52	2,430,123	2,206,089
3.000%, 03/20/52	1,769,884	1,598,979
3.000%, 04/20/52	2,296,478	2,030,232
3.500%, 06/20/44	613,495	582,225
3.500%, 03/20/45	47,814	45,131
3.500%, 01/20/46	125,806	118,905
3.500%, 03/20/46	666,656	628,597
3.500%, 04/20/46	349,051	329,102
3.500%, 05/20/46	163,013	153,695
3.500%, 06/20/46	277,821	261,900
3.500%, 07/20/46	168,342	158,684
3.500%, 09/20/46	15,358	14,451
3.500%, 05/20/47	2,222,887	2,095,050
3.500%, 06/15/48	1,860,058	1,758,915
3.500%, 09/20/48	420,601	395,951
3.500%, 02/20/49	13,209	12,400
3.500%, 10/20/49	104,987	98,336
3.500%, 01/20/50	996,473	930,785
3.500%, 02/20/50	139,277	129,635
3.500%, 05/15/50	320,005	299,850
3.500%, 07/20/50	167,887	157,768
3.500%, 02/20/52	3,948,363	3,674,643
3.500%, 03/20/52	461,760	425,208
3.500%, 06/20/52	547,828	503,075
4.000%, 09/20/45	219,976	214,248

Agency Sponsored Mortgage—Backed—(Continued)
Government National Mortgage Association
4.000%, 11/20/45	2,487,918	2,414,084
4.000%, 08/20/46	1,807,282	1,745,726
4.000%, 06/20/47	795,205	766,579
4.000%, 07/20/47	134,459	129,607
4.000%, 11/20/47	384,488	371,159
4.000%, 12/20/47	150,166	144,711
4.000%, 02/20/48	138,804	134,100
4.000%, 03/20/48	1,072,354	1,035,951
4.000%, 04/20/48	131,678	127,195
4.000%, 05/20/48	108,629	104,897
4.000%, 08/20/48	1,487,341	1,430,936
4.000%, 09/20/48	413,805	397,798
4.000%, 03/20/49	227,402	219,240
4.000%, 04/20/49	198,231	191,112
4.000%, 11/20/49	68,655	65,692
4.000%, 01/20/50	107,682	105,341
4.000%, 02/20/50	93,391	91,146
4.000%, 03/15/50	31,753	30,524
4.000%, 03/20/50	59,041	57,758
4.000%, 04/20/50	392,696	377,243
4.000%, 06/20/52	646,022	618,992
4.500%, 01/20/40	175,344	175,504
4.500%, 05/20/40	223,144	223,280
4.500%, 09/20/40	5,018	5,016
4.500%, 01/20/41	42,742	42,751
4.500%, 07/20/41	276,149	276,204
4.500%, 08/20/47	258,793	256,453
4.500%, 04/20/48	390,006	385,696
4.500%, 05/20/48	713,920	705,701
4.500%, 06/20/48	716,062	707,709
4.500%, 07/20/48	53,655	53,024
4.500%, 08/20/48	1,828,102	1,806,490
4.500%, 09/20/48	157,405	155,536
4.500%, 10/20/48	380,420	375,884
4.500%, 12/20/48	166,087	164,090
4.500%, 01/20/49	1,464,370	1,446,680
4.500%, 02/20/49	537,552	531,035
4.500%, 03/20/49	1,375,640	1,359,046
4.500%, 04/20/49	174,837	172,717
4.500%, 02/20/50	241,915	238,992
4.500%, 03/20/50	158,140	156,189
4.500%, 12/20/50	234,181	231,365
4.500%, 08/20/52	933,736	911,439
4.500%, 09/20/52	1,203,398	1,179,876
5.000%, 07/20/40	180,420	183,658
5.000%, 05/20/48	120,096	120,991
5.000%, 10/20/48	606,557	610,608
5.000%, 11/20/48	335,313	337,974
5.000%, 12/20/48	364,635	366,677
5.000%, 01/20/49	243,704	244,768
5.000%, 03/20/49	74,582	74,885
5.000%, 04/20/49	274,135	275,324
5.000%, 09/20/49	107,852	108,622
5.000%, 11/20/49	162,999	164,188
5.000%, 12/20/49	105,475	106,274
5.000%, 01/20/50	288,017	289,885

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage—Backed—(Continued)
Government National Mortgage Association
5.000%, 04/20/50	62,060	$62,563
5.000%, 09/20/52	471,005	473,523
5.000%, 10/20/52	1,122,114	1,115,455
5.000%, 11/20/52	1,418,035	1,408,037
5.000%, 12/20/52	3,796,382	3,772,238
5.000%, 01/20/53	3,148,738	3,133,796
5.000%, 08/20/53	2,664,698	2,656,258
5.500%, 06/15/36	134,963	136,401
5.500%, 11/20/52	1,680,537	1,694,001
5.500%, 02/20/53	1,636,446	1,654,985
5.500%, 03/20/53	2,708,677	2,731,585
5.500%, 04/20/53	3,403,269	3,428,318
5.500%, 05/20/53	1,081,005	1,091,930
5.500%, 07/20/53	691,974	700,534
5.500%, 08/20/53	3,586,248	3,624,124
6.000%, 03/15/33	325,010	335,816
6.000%, 11/20/34	511	539
6.000%, 06/20/35	798	843
6.000%, 07/20/36	38,822	40,235
6.000%, 09/20/36	1,877	1,982
6.000%, 07/20/38	112,133	118,429
6.000%, 09/20/38	267,172	277,240
6.000%, 06/20/39	1,328	1,402
6.000%, 05/20/40	21,159	22,342
6.000%, 06/20/40	73,898	78,013
6.000%, 08/20/40	42,600	44,176
6.000%, 09/20/40	97,720	103,205
6.000%, 10/20/40	43,802	46,256
6.000%, 11/20/40	79,900	83,098
6.000%, 01/20/41	45,475	47,844
6.000%, 03/20/41	280,783	296,342
6.000%, 07/20/41	68,965	72,832
6.000%, 12/20/41	34,573	36,514
6.000%, 06/20/53	585,138	595,106
6.000%, 07/20/53	1,277,775	1,305,611
6.000%, 09/20/53	1,194,232	1,218,614
6.500%, 06/15/31	793	813
6.500%, 08/15/34	62,048	64,359
6.500%, 10/20/37	104,285	110,475
6.500%, 09/20/53	396,457	409,485
6.500%, 11/20/53	300,000	311,365
7.500%, 09/15/29	424	428
8.500%, 06/15/25	1,074	1,073
Government National Mortgage Association REMICS
0.627%, -1 x 1M TSFR + 5.986%, 08/16/42 (a) (b)	345,471	39,866
1.178%, -1 x 1M TSFR + 6.536%, 01/20/40 (a) (b)	20,107	102
3.000%, 07/20/49	529,394	472,356
4.000%, 08/20/48	42,404	40,391
5.768%, 12M TSFR + 0.965%, 10/20/68 (a)	1,521,913	1,517,822
5.817%, 1M TSFR + 0.494%, 12/20/60 (a)	6,580,590	6,544,546
5.837%, 1M TSFR + 0.514%, 12/20/60 (a)	1,256,060	1,249,142
5.837%, 1M TSFR + 0.514%, 08/20/70 (a)	39,039	38,492
5.867%, 1M TSFR + 0.544%, 10/20/64 (a)	2,510,811	2,494,794
5.887%, 1M TSFR + 0.564%, 07/20/70 (a)	4,370,473	4,233,147
5.917%, 1M TSFR + 0.594%, 03/20/61 (a)	1,145,195	1,140,838
5.937%, 1M TSFR + 0.614%, 12/20/60 (a)	10,115,644	10,068,792

Agency Sponsored Mortgage—Backed—(Continued)
Government National Mortgage Association REMICS
5.937%, 1M TSFR + 0.614%, 07/20/70 (a)	293,539	285,487
6.587%, 1M TSFR + 1.264%, 05/20/70 (a)	1,047,446	1,043,378
6.687%, 1M TSFR + 1.364%, 04/20/70 (a)	102,389	103,300
Government National Mortgage Association, TBA
2.000%, TBA (f)	1,900,000	1,608,543
2.500%, TBA (f)	2,800,000	2,449,132
3.000%, TBA (f)	2,600,000	2,353,806
3.500%, TBA (f)	2,500,000	2,328,125
4.000%, TBA (f)	700,000	668,283
5.000%, TBA (f)	100,000	99,297
5.500%, TBA (f)	500,000	503,595
6.000%, TBA (f)	100,000	101,676
6.500%, TBA (f)	700,000	714,793
Uniform Mortgage-Backed Security, TBA
2.000%, TBA (f)	1,300,000	1,062,344
3.000%, TBA (f)	1,200,000	1,061,391
4.000%, TBA (f)	1,100,000	1,040,316
4.500%, TBA (f)	900,000	872,367
5.000%, TBA (f)	4,800,000	4,748,625
5.500%, TBA (f)	6,100,000	6,125,734
6.000%, TBA (f)	300,000	304,594
6.500%, TBA (f)	2,000,000	2,049,453

		521,151,136

Federal Agencies—32.3%
Federal Farm Credit Banks Funding Corp.
0.200%, 01/04/24	10,000,000	9,997,154
0.230%, 01/19/24	15,000,000	14,963,998
0.375%, 01/15/25	10,000,000	9,581,051
0.460%, 11/03/25	10,000,000	9,316,932
0.780%, 06/16/25	10,000,000	9,457,627
0.875%, 11/18/24	5,000,000	4,827,645
1.050%, 11/17/25	10,000,000	9,411,244
1.240%, 09/03/30	8,000,000	6,565,847
1.680%, 09/17/35	1,195,000	878,827
1.750%, 02/25/25	18,350,000	17,758,612
2.600%, 04/05/27	10,000,000	9,556,727
2.625%, 05/16/24	15,000,000	14,850,515
2.700%, 10/26/27	10,000,000	9,532,078
5.480%, 06/27/42	3,000,000	2,938,443
Federal Home Loan Banks
0.375%, 09/04/25	15,000,000	14,025,733
0.500%, 04/14/25	14,000,000	13,297,238
0.750%, 06/30/25	7,770,000	7,363,062
1.020%, 02/24/27	9,990,000	9,052,831
1.750%, 09/12/25	10,000,000	9,566,177
2.250%, 03/04/36	15,000,000	11,568,900
2.500%, 02/13/24	10,000,000	9,966,217
2.750%, 12/13/24	10,000,000	9,809,073
3.000%, 07/08/24	7,000,000	6,919,437
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	5,830,435
Zero Coupon, 12/17/29	5,562,000	4,353,558
Zero Coupon, 09/15/36	10,000,000	5,727,480
Zero Coupon, 12/15/36	24,765,000	13,708,942

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. STRIPS
Zero Coupon, 07/15/28	5,400,000	$4,497,716
Zero Coupon, 07/15/32	9,000,000	6,219,331
Federal National Mortgage Association
0.625%, 04/22/25	5,000,000	4,753,899
2.625%, 09/06/24	17,500,000	17,216,148
Federal National Mortgage Association Principal STRIPS
Zero Coupon, 05/15/30	30,000,000	22,996,879
Resolution Funding Corp. Interest STRIPS
Zero Coupon, 07/15/26	4,230,000	3,770,810
Zero Coupon, 07/15/29	14,000,000	11,009,729
Zero Coupon, 10/15/29	14,996,000	11,762,811
Resolution Funding Corp. Principal STRIPS
Zero Coupon, 01/15/30	51,000,000	39,226,591
Zero Coupon, 04/15/30	54,000,000	41,122,406
Tennessee Valley Authority
3.875%, 03/15/28	15,000,000	14,933,106
U.S. Department of Housing & Urban Development
2.668%, 08/01/24	8,000,000	7,894,210
2.738%, 08/01/25	6,000,000	5,827,239
U.S. International Development Finance Corp.
1.110%, 05/15/29	11,000,000	10,048,703
3.540%, 06/15/30	7,647,333	7,502,846

		459,608,207

U.S. Treasury—17.8%
U.S. Treasury Bonds
1.375%, 08/15/50	50,000	27,861
4.000%, 11/15/42	4,000,000	3,887,344
4.750%, 02/15/41	4,500,000	4,865,098
U.S. Treasury Inflation-Indexed Bond 0.250%, 02/15/50 (g)	5,864,026	3,818,666
U.S. Treasury Inflation-Indexed Notes 0.500%, 01/15/28 (g)	13,097,070	12,392,224
1.125%, 01/15/33 (g)	2,065,800	1,954,036
1.625%, 10/15/27 (g)	15,579,600	15,460,346
U.S. Treasury Notes 0.250%, 03/15/24	10,000,000	9,900,391
1.875%, 08/31/24	20,000,000	19,590,625
1.875%, 07/31/26	39,900,000	37,744,465
2.750%, 05/31/29	22,000,000	20,770,234
3.875%, 11/30/29	67,000,000	66,871,758
3.875%, 08/15/33	48,000,000	47,940,000
4.125%, 08/31/30	8,000,000	8,100,312

		253,323,360

Total U.S. Treasury & Government Agencies (Cost $1,306,197,198)		1,234,082,703

Foreign Government—5.1%

Sovereign—5.1%
Colombia Government International Bond
5.625%, 02/26/44	4,840,000	4,063,247
Indonesia Government International Bond
4.750%, 02/11/29	6,280,000	6,324,973

Sovereign—(Continued)
Israel Government AID Bonds
5.500%, 04/26/24	21,550,000	21,541,247
5.500%, 09/18/33	6,961,000	7,644,994
Mexico Government International Bond
4.500%, 04/22/29 (h)	12,280,000	12,084,728
Peru Government International Bonds
3.300%, 03/11/41	3,420,000	2,656,177
3.550%, 03/10/51	1,090,000	824,967
3.600%, 01/15/72	1,580,000	1,111,672
6.550%, 03/14/37	320,000	356,000
Qatar Government International Bond
5.103%, 04/23/48 (144A)	7,300,000	7,383,220
Republic of Poland Government International Bonds
3.250%, 04/06/26	5,010,000	4,854,690
4.000%, 01/22/24	2,858,000	2,852,415

Total Foreign Government
(Cost $79,871,880)		71,698,330

Corporate Bonds & Notes—4.3%

Chemicals—0.1%
MEGlobal BV
4.250%, 11/03/26 (144A)	1,540,000	1,486,112

Diversified Financial Services—3.1%
Private Export Funding Corp.
3.250%, 06/15/25	20,000,000	19,609,777
5.500%, 03/14/25 (144A)	25,000,000	25,163,145

		44,772,922

Electric—0.6%
Enel Chile SA
4.875%, 06/12/28	4,000,000	3,952,118
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.450%, 05/21/28 (144A)	4,000,000	4,065,000

		8,017,118

Oil & Gas—0.5%
Ecopetrol SA
5.375%, 06/26/26	4,260,000	4,176,170
Petroleos Mexicanos
6.375%, 01/23/45	3,610,000	2,352,201

		6,528,371

Total Corporate Bonds & Notes (Cost $55,099,129)		60,804,523

Mortgage-Backed Securities—3.8%

Collateralized Mortgage Obligations—2.0%
Banc of America Mortgage Trust 5.217%, 07/25/35 (a)	10,414	9,628
CIM Trust 1.425%, 07/25/61 (144A) (a)	2,281,419	1,988,233
5.000%, 05/25/62 (144A) (a)	2,732,364	2,707,151
Citigroup Mortgage Loan Trust, Inc. 7.780%, 1Y H15 + 2.400%, 10/25/35 (a)	23,181	22,481

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 5.672%, 1M TSFR + 0.314%, 07/20/46 (a)	879,391	$700,129
Countrywide Reperforming Loan REMICS Trust 5.890%, 1M TSFR + 0.534%, 07/25/36 (144A) (a)	161,948	148,032
CSMC Trust 0.830%, 03/25/56 (144A) (a)	627,256	491,188
0.938%, 05/25/66 (144A) (a)	955,018	756,023
1.169%, 03/25/56 (144A) (a)	539,986	418,804
1.756%, 10/25/66 (144A) (a)	631,879	524,251
2.000%, 10/25/60 (144A) (a)	778,388	690,377
3.904%, 04/25/62 (144A) (a)	1,737,783	1,628,255
8.830%, SOFR30A + 3.500%, 10/25/66 (144A) † (a)	2,069,895	2,015,511
Ellington Financial Mortgage Trust 3.001%, 01/25/67 (144A) (a)	950,000	660,178
GMACM Mortgage Loan Trust 3.637%, 11/19/35 (a)	69,609	62,224
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	1,528,614	1,469,346
4.000%, 05/25/62 (144A) (a)	711,874	657,927
JP Morgan Mortgage Trust 3.500%, 10/25/48 (144A) (a)	392,033	343,953
5.201%, 06/25/34 (a)	25,916	24,213
Legacy Mortgage Asset Trust 2.250%, 07/25/67 (144A) (i)	708,687	684,189
MASTR Adjustable Rate Mortgages Trust 3.337%, 02/25/34 (a)	96,732	83,248
MASTR Reperforming Loan Trust 3.569%, 05/25/35 (144A) (a)	1,855,292	932,111
Morgan Stanley Mortgage Loan Trust 3.357%, 07/25/35 (a)	50,189	43,644
5.610%, 1M TSFR + 0.254%, 06/25/36 (a)	412,527	81,466
New Residential Mortgage Loan Trust 1.156%, 11/27/56 (144A) (a)	543,886	449,711
2.750%, 07/25/59 (144A) (a)	1,113,589	1,047,657
3.250%, 09/25/56 (144A) (a)	1,020,498	937,444
4.000%, 02/25/57 (144A) (a)	862,224	816,393
4.000%, 05/25/57 (144A) (a)	1,314,212	1,240,291
NovaStar Mortgage Funding Trust 0.523%, 1M TSFR + 0.494%, 09/25/46 (a)	385,707	348,369
OBX Trust 1.054%, 07/25/61 (144A) (a)	675,509	516,187
5.949%, 02/25/63 (144A) (i)	659,100	659,151
PRKCM Trust
1.510%, 08/25/56 (144A) (a)	1,494,738	1,185,746
2.071%, 11/25/56 (144A) (a)	795,384	663,057
SACO I Trust 4.856%, 06/25/21 (144A) (a)	7,492	6,076
Structured Asset Mortgage Investments II Trust 5.830%, 1M TSFR + 0.474%, 07/25/46 (a)	77,925	63,913
Structured Asset Securities Corp. 4.061%, 06/25/35 (144A) (a)	49,361	43,239
5.820%, 1M TSFR + 0.464%, 04/25/35 (144A) (a)	1,171,369	1,014,599
Towd Point Mortgage Trust 1.636%, 04/25/60 (144A) (a)	763,046	676,492
3.000%, 04/25/60 (144A) (a)	940,000	705,006

		27,515,893

Commercial Mortgage-Backed Securities—1.8%
BANK 2.643%, 04/15/54	860,000	736,265
3.538%, 11/15/54	1,580,000	1,488,924
5.779%, 04/15/56	770,000	784,525
Benchmark Mortgage Trust 5.525%, 04/15/56	2,700,000	2,779,779
BLP Commercial Mortgage Trust 7.054%, 1M TSFR + 1.692%, 03/15/40 (144A) (a)	4,300,000	4,274,577
BX Commercial Mortgage Trust 7.643%, 1M TSFR + 2.281%, 06/15/40 (144A) (a)	1,130,000	1,130,925
BX Trust 6.212%, 1M TSFR + 0.850%, 01/15/39 (144A) (a)	3,000,000	2,936,068
6.277%, 1M TSFR + 0.914%, 02/15/36 (144A) (a)	585,199	575,659
Citigroup Commercial Mortgage Trust 5.820%, 10/12/40 (144A) (a)	1,520,000	1,538,676
GS Mortgage Securities Trust 2.911%, 02/13/53	3,414,000	3,024,438
LAQ Mortgage Trust 7.453%, 1M TSFR + 2.091%, 03/15/36 (144A) (a)	693,060	687,731
Morgan Stanley Bank of America Merrill Lynch Trust 3.459%, 12/15/49	3,129,700	2,985,958
MTN Commercial Mortgage Trust 6.767%, 1M TSFR + 1.397%, 03/15/39 (144A) (a)	2,980,000	2,905,054

		25,848,579

Total Mortgage-Backed Securities (Cost $57,033,560)		53,364,472

Asset-Backed Securities—0.0%

Asset-Backed-Home Equity—0.0%
Morgan Stanley Mortgage Loan Trust 5.650%, 1M TSFR + 0.294%, 12/25/36 (a)	110,015	38,389
5.770%, 1M TSFR + 0.414%, 03/25/36 (a)	37,312	36,903

		75,292

Asset-Backed-Other—0.0%
Structured Asset Securities Corp. Mortgage Loan Trust 5.690%, 1M TSFR + 0.334%, 02/25/36 (144A) (a)	4,548,285	97,303

Total Asset-Backed Securities (Cost $2,105,189)		172,595

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $20,348,230; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $20,749,508.	20,342,579	20,342,579

Total Short-Term Investments (Cost $20,342,579)		20,342,579

Total Investments—101.4% (Cost $1,520,649,535)		1,440,465,202
Other assets and liabilities (net) —(1.4)%		(19,199,179)

Net Assets —100.0%		$1,421,266,023

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $2,015,511, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Principal only security.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	Principal amount of security is adjusted for inflation.
(h)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $353,291 and the collateral received consisted of non-cash collateral with a value of $364,456. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $91,025,068, which is 6.4% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
CSMC Trust, 8.830%, 10/25/66	07/14/22	$2,069,895	$2,069,894	$2,015,511

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/19/24	2	USD	225,781	$965

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(RFUCCT)—	Refinitiv USD IBOR Consumer Cash Fallbacks Term
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$520,832,111	$319,025	$521,151,136
Federal Agencies	—	459,608,207	—	459,608,207
U.S. Treasury	—	253,323,360	—	253,323,360
Total U.S. Treasury & Government Agencies	—	1,233,763,678	319,025	1,234,082,703
Total Foreign Government*	—	71,698,330	—	71,698,330
Total Corporate Bonds & Notes*	—	60,804,523	—	60,804,523
Total Mortgage-Backed Securities*	—	53,364,472	—	53,364,472
Total Asset-Backed Securities*	—	172,595	—	172,595
Total Short-Term Investment*	—	20,342,579	—	20,342,579
Total Investments	$—	$1,440,146,177	$319,025	$1,440,465,202

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$965	$—	$—	$965

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments at value (a)(b)	$1,440,465,202
Cash	419
Cash collateral for futures contracts	30,873
Receivable for:
Investments sold	1,040,856
TBA securities sold	92,210,965
Fund shares sold	380,710
Principal paydowns	36,684
Interest	6,424,040
Variation margin on futures contracts	3,917
Prepaid expenses	5,448

Total Assets	1,540,599,114

Liabilities
Payables for:
Investments purchased	1,014,750
TBA securities purchased	117,200,576
Fund shares redeemed	155,654
Accrued Expenses:
Management fees	552,284
Distribution and service fees	64,658
Deferred trustees’ fees	169,327
Other expenses	175,842

Total Liabilities	119,333,091

Net Assets	$1,421,266,023

Net Assets Consist of:
Paid in surplus	$1,674,806,140
Distributable earnings (Accumulated losses)	(253,540,117)

Net Assets	$1,421,266,023

Net Assets
Class A	$1,108,441,752
Class B	299,531,129
Class E	13,293,142
Capital Shares Outstanding*
Class A	105,169,979
Class B	28,555,056
Class E	1,264,953
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.54
Class B	10.49
Class E	10.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,520,649,535.
(b)	Includes securities loaned at value of $353,291.

Statement of Operations
Year Ended December 31, 2023

Investment Income
Interest	$44,628,722
Securities lending income	8,697

Total investment income	44,637,419

Expenses
Management fees	6,967,244
Administration fees	76,962
Custodian and accounting fees	183,410
Distribution and service fees - Class B	748,293
Distribution and service fees - Class E	20,313
Audit and tax services	75,018
Legal	46,604
Trustees’ fees and expenses	46,220
Shareholder reporting	56,755
Insurance	13,866
Miscellaneous	27,518

Total expenses	8,262,203
Less management fee waiver	(330,500)

Net expenses	7,931,703

Net Investment Income	36,705,716

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(29,247,970)
Futures contracts	(4,518,500)

Net realized gain (loss)	(33,766,470)

Net change in unrealized appreciation (depreciation) on:
Investments	62,015,868
Futures contracts	241,462

Net change in unrealized appreciation (depreciation)	62,257,330

Net realized and unrealized gain (loss)	28,490,860

Net Increase (Decrease) in Net Assets From Operations	$65,196,576

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$36,705,716	$23,542,377
Net realized gain (loss)	(33,766,470)	(38,710,791)
Net change in unrealized appreciation (depreciation)	62,257,330	(148,836,492)

Increase (decrease) in net assets from operations	65,196,576	(164,004,906)

From Distributions to Shareholders
Class A	(26,339,958)	(29,881,117)
Class B	(6,192,310)	(6,716,761)
Class E	(291,071)	(335,920)

Total distributions	(32,823,339)	(36,933,798)

Increase (decrease) in net assets from capital share transactions	(71,461,470)	(266,436,445)

Total increase (decrease) in net assets	(39,088,233)	(467,375,149)

Net Assets
Beginning of period	1,460,354,256	1,927,729,405

End of period	$1,421,266,023	$1,460,354,256

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,397,782	$24,808,435	1,219,504	$13,184,971
Reinvestments	2,579,820	26,339,958	2,867,670	29,881,117
Redemptions	(11,627,271)	(118,736,964)	(23,993,655)	(258,436,571)

Net increase (decrease)	(6,649,669)	$(67,588,571)	(19,906,481)	$(215,370,483)

Class B
Sales	3,569,147	$36,782,857	3,089,388	$33,212,463
Reinvestments	608,282	6,192,310	647,087	6,716,761
Redemptions	(4,464,311)	(45,667,375)	(8,317,215)	(89,135,628)

Net increase (decrease)	(286,882)	$(2,692,208)	(4,580,740)	$(49,206,404)

Class E
Sales	70,269	$727,876	62,148	$673,994
Reinvestments	28,564	291,071	32,331	335,920
Redemptions	(213,234)	(2,199,638)	(267,442)	(2,869,472)

Net increase (decrease)	(114,401)	$(1,180,691)	(172,963)	$(1,859,558)

Increase (decrease) derived from capital shares transactions		$(71,461,470)		$(266,436,445)

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.29	$11.58	$12.08	$11.85	$11.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27	0.16	0.10	0.20	0.29
Net realized and unrealized gain (loss)	0.22	(1.20)	(0.28)	0.42	0.40

Total income (loss) from investment operations	0.49	(1.04)	(0.18)	0.62	0.69

Less Distributions
Distributions from net investment income	(0.24)	(0.25)	(0.32)	(0.39)	(0.33)

Total distributions	(0.24)	(0.25)	(0.32)	(0.39)	(0.33)

Net Asset Value, End of Period	$10.54	$10.29	$11.58	$12.08	$11.85

Total Return (%) (b)	4.87	(9.01)	(1.52)	5.24	6.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.51	0.50	0.51	0.50
Net ratio of expenses to average net assets (%) (c)	0.50	0.49	0.48	0.48	0.48
Ratio of net investment income (loss) to average net assets (%)	2.61	1.48	0.83	1.69	2.48
Portfolio turnover rate (%)	86 (d)	103 (d)	167 (d)	226 (d)	208 (d)
Net assets, end of period (in millions)	$1,108.4	$1,150.8	$1,525.0	$1,493.8	$1,544.1

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.24	$11.51	$12.01	$11.79	$11.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.13	0.07	0.17	0.26
Net realized and unrealized gain (loss)	0.22	(1.18)	(0.28)	0.40	0.39

Total income (loss) from investment operations	0.46	(1.05)	(0.21)	0.57	0.65

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.29)	(0.35)	(0.29)

Total distributions	(0.21)	(0.22)	(0.29)	(0.35)	(0.29)

Net Asset Value, End of Period	$10.49	$10.24	$11.51	$12.01	$11.79

Total Return (%) (b)	4.59	(9.17)	(1.77)	4.91	5.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.76	0.75	0.76	0.75
Net ratio of expenses to average net assets (%)(c)	0.75	0.74	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	2.36	1.24	0.58	1.43	2.23
Portfolio turnover rate (%)	86 (d)	103 (d)	167 (d)	226 (d)	208 (d)
Net assets, end of period (in millions)	$299.5	$295.4	$384.8	$396.6	$367.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.26	$11.54	$12.03	$11.81	$11.45

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.25	0.14	0.08	0.18	0.27
Net realized and unrealized gain (loss)	0.23	(1.19)	(0.27)	0.41	0.40

Total income (loss) from investment operations	0.48	(1.05)	(0.19)	0.59	0.67

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.30)	(0.37)	(0.31)

Total distributions	(0.23)	(0.23)	(0.30)	(0.37)	(0.31)

Net Asset Value, End of Period	$10.51	$10.26	$11.54	$12.03	$11.81

Total Return (%) (b)	4.70	(9.12)	(1.60)	5.01	5.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.66	0.65	0.66	0.65
Net ratio of expenses to average net assets (%)(c)	0.65	0.64	0.63	0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	2.46	1.34	0.69	1.54	2.33
Portfolio turnover rate (%)	86 (d)	103 (d)	167 (d)	226 (d)	208 (d)
Net assets, end of period (in millions)	$13.3	$14.2	$17.9	$20.1	$19.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 39%, 43%, 70%, 100%, and 76% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments -The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $20,342,579, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Foreign Government in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$965

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(4,518,500)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$241,462

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$57,260,450
Futures contracts short	(22,900,332)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,170,422,967	$58,764,427	$1,313,967,240	$45,554,607

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$683,813,398	$697,664,622

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,967,244	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2023 to April 30, 2024, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of Western Asset Management Government Income Portfolio, a series of Brighthouse Funds Trust I also advised by the Subadviser. An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,529,674,699

Gross unrealized appreciation	10,703,507
Gross unrealized (depreciation)	(99,913,005)

Net unrealized appreciation (depreciation)	$(89,209,498)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$32,823,339	$36,933,798	$—	$—	$32,823,339	$36,933,798

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,782,122	$—	$(89,209,498)	$(205,943,414)	$(253,370,790)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $34,128,316 and accumulated long-term capital losses of $171,815,098.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management U.S. Government Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-27

Brighthouse Funds Trust II

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTII-28

Brighthouse Funds Trust II

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel – Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board also considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-and five-year periods ended June 30, 2023 and underperformed the average of its Morningstar Category for the three-year period ended June 30, 2023. The Board further considered

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

that the Portfolio underperformed its benchmark, the Bloomberg U.S. Intermediate Government Bond Index for the one-, three-, and five-year periods ended October 31, 2023. The Board also considered that the Portfolio underperformed its blended benchmark for the one-and five-year periods ended October 31, 2023 and performed equal to its blended benchmark for the three-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTII-33

(b)  Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2022 and December 31, 2023 were $1,417,863 and $1,498,318, respectively.

(b)  Audit-Related Fees

During the fiscal years ended December 31, 2022 and December 31, 2023, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2022 and December 31, 2023 were $184,970 and $194,870, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2022 and December 31, 2023.

During the fiscal years ended December 31, 2022 and December 31, 2023, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2022 and December 31, 2023 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2022 and December 31, 2023, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)  Not applicable.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2022 and 2023 were $7,235 and $57,780, respectively.

(h)  The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Not applicable.

(b)  Not applicable.

Item 13.  Exhibits

(a)(1)  Code of Ethics is attached hereto.

(a)(2)  The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)(1)  The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2024

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 6, 2024